Exhibit 99.C.1

ISSN 0115-0421 SPECIAL EDITION Official Gazette (GLWHG_DW_WKH_2I FH_RI_WKH_3 UHVLGHQW_RI_WKH_3KLOLSSLQHV pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 118 Manila, Philippines, January 3, 2022 NO. 1 Republic of the Philippines REPUBLIC ACT NO. 11639 FISCAL YEAR General Appropriations Act VOLUME I-A Sustaining the Legacy of Real Change for the Future Generations

R.A. No. 11639

GENERAL APPROPRIATIONS ACT

VOLUME I-A

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2022

January 1 - December 31, 2022

VOLUME I - A

C O N T E N T S

VII.	DEPARTMENT OF EDUCATION	187

A.	Office of the Secretary	187
B.	Early Childhood Care and Development Council	368
C.	National Academy of Sports	371
D.	National Book Development Board	373
E.	National Council for Children’s Television	376
F.	National Museum of the Philippines	378
G.	Philippine High School for the Arts	381

VIII.	STATE UNIVERSITIES AND COLLEGES	386

A.	University of the Philippines System (The National University)	386

B.	National Capital Region	393

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	393
B.2	Marikina Polytechnic College	396
B.3	Philippine Normal University	399
B.4	Philippine State College of Aeronautics	402
B.5	Polytechnic University of the Philippines	405
B.6	Rizal Technological University	408
B.7	Technological University of the Philippines	411

C.	Region I - ILOCOS	418

C.1	Don Mariano Marcos Memorial State University	418
C.2	Ilocos Sur Polytechnic State College	421
C.3	Mariano Marcos State University	424
C.4	North Luzon Philippines State College	428
C.5	Pangasinan State University	431
C.6	University of Northern Philippines	435

D.	CORDILLERA ADMINISTRATIVE REGION	439

D.1	Abra State Institute of Science and Technology	439
D.2	Apayao State College	442
D.3	Benguet State University	445
D.4	Ifugao State University	448
D.5	Kalinga State University	452
D.6	Mountain Province State University	455

E.	Region II - CAGAYAN VALLEY	459

E.1	Batanes State College	459
E.2	Cagayan State University	462
E.3	Isabela State University	465
E.4	Nueva Vizcaya State University	469
E.5	Quirino State University	472

F.	Region III - CENTRAL LUZON	477

F.1	Aurora State College of Technology	477
F.2	Bataan Peninsula State University	480
F.3	Bulacan Agricultural State College	483
F.4	Bulacan State University	486
F.5	Central Luzon State University	490
F.6	Don Honorio Ventura State University	493
F.7	Nueva Ecija University of Science and Technology	496
F.8	Pampanga State Agricultural University	500
F.9	Philippine Merchant Marine Academy	503
F.10	President Ramon Magsaysay State University	506
F.11	Tarlac Agricultural University	510
F.12	Tarlac State University	513

G.	Region IV - SOUTHERN TAGALOG AND PALAWAN	517

	Region IV-A (CALABARZON)	517

G.1	Batangas State University	517
G.2	Cavite State University	520
G.3	Laguna State Polytechnic University	523
G.4	Southern Luzon State University	527
G.5	University of Rizal System	530

H.	Region IV-B (MIMAROPA)	534

H.1	Marinduque State College	534
H.2	Mindoro State University	537
H.3	Occidental Mindoro State College	541
H.4	Palawan State University	544
H.5	Romblon State University	547
H.6	Western Philippines University	550

I.	Region V - BICOL	554

I.1	Bicol State College of Applied Sciences and Technology	554
I.2	Bicol University	557
I.3	Camarines Norte State College	560
I.4	Camarines Sur Polytechnic Colleges	564
I.5	Catanduanes State University	567
I.6	Central Bicol State University of Agriculture	570
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	574
I.8	Partido State University	577
I.9	Sorsogon State College	581

J.	Region VI - WESTERN VISAYAS	585

J.1	Aklan State University	585
J.2	Capiz State University	588
J.3	Carlos C. Hilado Memorial State College	591
J.4	Central Philippines State University	595
J.5	Guimaras State College	598
J.6	Iloilo Science and Technology University	601
J.7	Iloilo State University of Science and Technology	604
J.8	Northern Iloilo State University	608
J.9	Northern Negros State College of Science and Technology	611
J.10	University of Antique	614
J.11	West Visayas State University	617

K.	Region VII - CENTRAL VISAYAS	622

K.1	Bohol Island State University	622
K.2	Cebu Normal University	625
K.3	Cebu Technological University	628
K.4	Negros Oriental State University	632
K.5	Siquijor State College	635

L.	Region VIII - EASTERN VISAYAS	639

L.1	Biliran Province State University	639
L.2	Eastern Samar State University	642
L.3	Eastern Visayas State University	645
L.4	Leyte Normal University	648
L.5	Northwest Samar State University	652
L.6	Palompon Polytechnic State University	655
L.7	Samar State University	658
L.8	Southern Leyte State University	662
L.9	University of Eastern Philippines	665
L.10	Visayas State University	668

M.	Region IX - ZAMBOANGA PENINSULA	673

M.1	Basilan State College	673
M.2	J.H. Cerilles State College	676
M.3	Jose Rizal Memorial State University	679
M.4	Western Mindanao State University	682
M.5	Zamboanga City State Polytechnic College	686
M.6	Zamboanga State College of Marine Sciences and Technology	689

N.	Region X - NORTHERN MINDANAO	693

N.1	Bukidnon State University	693
N.2	Camiguin Polytechnic State College	697
N.3	Central Mindanao University	700
N.4	MSU - Iligan Institute of Technology	703
N.5	Northern Bukidnon State College	706

N.6	Northwestern Mindanao State College of Science and Technology	709
N.7	University of Science and Technology of Southern Philippines - Cagayan De Oro Campus	711
N.8	University of Science and Technology of Southern Philippines - Claveria Campus	715

O.	Region XI - DAVAO REGION	719

O.1	Compostela Valley State College	719
O.2	Davao del Norte State College	722
O.3	Davao del Sur State College	725
O.4	Davao Oriental State University	728
O.5	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	731
O.6	University of Southeastern Philippines	734

P.	Region XII - SOCCSKSARGEN	739

P.1	Cotabato Foundation College of Science and Technology	739
P.2	South Cotabato State College	742
P.3	Sultan Kudarat State University	744
P.4	University of Southern Mindanao	748

Q.	REGION XIII - CARAGA	752

Q.1	Agusan del Sur State College of Agriculture and Technology	752
Q.2	Caraga State University	755
Q.3	Surigao del Sur State University	759
Q.4	Surigao State College of Technology	762

R.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	767

R.1	Adiong Memorial Polytechnic State College	767
R.2	Cotabato State University	770
R.3	Mindanao State University	773
R.4	MSU-TAWI-TAWI College of Technology and Oceanography	779
R.5	Sulu State College	782
R.6	Tawi-Tawi Regional Agricultural College	785

	GENERAL SUMMARY - STATE UNIVERSITIES AND COLLEGES	788

IX.	DEPARTMENT OF ENERGY	796

A.	Office of the Secretary	796

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	802

A.	Office of the Secretary	802
B.	Environmental Management Bureau	860
C.	Mines and Geo-Sciences Bureau	876
D.	National Mapping and Resource Information Authority	884

E.	National Water Resources Board	887
F.	Palawan Council for Sustainable Development Staff	890

XI.	DEPARTMENT OF FINANCE	895

A.	Office of the Secretary	895
B.	Bureau of Customs	898
C.	Bureau of Internal Revenue	907
D.	Bureau of Local Government Finance	915
E.	Bureau of the Treasury	921
F.	Central Board of Assessment Appeals	926
G.	Insurance Commission	928
H.	National Tax Research Center	930
I.	Privatization and Management Office	932

XII.	DEPARTMENT OF FOREIGN AFFAIRS	936

A.	Office of the Secretary	936
B.	Foreign Service Institute	947
C.	Technical Cooperation Council of the Philippines	950
D.	UNESCO National Commission of the Philippines	952
E.	Presidential Commission on Visiting Forces	955

XIII.	DEPARTMENT OF HEALTH	958

A.	Office of the Secretary	958
B.	National Nutrition Council	984
C.	Philippine National AIDS Council	987

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	991

A.	Office of the Secretary	991
B.	Human Settlements Adjudication Commission	1002

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	1010

A.	Office of the Secretary	1010
B.	Cybercrime Investigation and Coordination Center	1014
C.	National Privacy Commission	1017
D.	National Telecommunications Commission	1019

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	1025

A.	Office of the Secretary	1025
B.	Bureau of Fire Protection	1033
C.	Bureau of Jail Management and Penology	1038
D.	Local Government Academy	1042
E.	National Commission on Muslim Filipinos	1044
F.	National Police Commission	1048
G.	National Youth Commission	1059

H.	Philippine Commission on Women	1061
I.	Philippine National Police	1064
J.	Philippine Public Safety College	1083

XVII.	DEPARTMENT OF JUSTICE	1088

A.	Office of the Secretary	1088
B.	Bureau of Corrections	1093
C.	Bureau of Immigration	1097
D.	Land Registration Authority	1100
E.	National Bureau of Investigation	1103
F.	Office for Alternative Dispute Resolution	1106
G.	Office of the Government Corporate Counsel	1108
H.	Office of the Solicitor General	1111
I.	Parole and Probation Administration	1113
J.	Presidential Commission on Good Government	1118
K.	Public Attorney’s Office	1120

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	1125

A.	Office of the Secretary	1125
B.	Institute for Labor Studies	1139
C.	National Conciliation and Mediation Board	1141
D.	National Labor Relations Commission	1144
E.	National Maritime Polytechnic	1147
F.	National Wages and Productivity Commission	1149
G.	Overseas Workers Welfare Administration	1152
H.	Philippine Overseas Employment Administration	1156
I.	Professional Regulation Commission	1158

XIX.	DEPARTMENT OF NATIONAL DEFENSE	1172

A.	Office of the Secretary - Proper	1172
B.	Government Arsenal	1174
C.	National Defense College of the Philippines	1177
D.	Office of Civil Defense	1180
E.	Philippine Veterans Affairs Office (PVAO) - Proper	1183
F.	Veterans Memorial Medical Center	1186
G.	Armed Forces of the Philippines	1189
G.1	Philippine Army (Land Forces)	1189
G.2	Philippine Air Force (Air Forces)	1193
G.3	Philippine Navy (Naval Forces)	1197
G.4	General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUS)	1201

JANUARY 3, 2022	OFFICIAL GAZETTE	1

H.B. No. 10153

Republic of the Philippines

Congress of the Philippines

Metro Manila

Eighteenth Congress

Third Regular Session

Begun and held in Metro Manila, on Monday, the Twenty Sixth of July, Two Thousand and Twenty One.

[Republic Act No.                    ]

AN ACT

APPROPRIATING FUNDS FOR THE OPERATION OF THE GOVERNMENT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY ONE, TWO THOUSAND AND TWENTY TWO

Be it enacted by the Senate and the House of Representatives of the Philippines in Congress assembled:

Section 1. Appropriation of Funds. The following sums, or so much thereof as may be necessary, are hereby appropriated out of any funds in the National Treasury of the Philippines not otherwise appropriated, for the operation of the Government of the Republic of the Philippines from January one to December thirty one, two thousand and twenty two, except where otherwise specifically provided herein:

2	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

I. CONGRESS OF THE PHILIPPINES

A. SENATE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	7,481,167,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,992,415,000	₱	1,154,241,000	₱	1,949,920,000	₱	5,096,576,000
Operations		1,135,876,000		1,239,115,000		9,600,000		2,384,591,000

SENATE LEGISLATIVE PROGRAM		1,135,876,000		1,239,115,000		9,600,000		2,384,591,000

TOTAL NEW APPROPRIATIONS	₱	3,128,291,000	₱	2,393,356,000	₱	1,959,520,000	₱	7,481,167,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,747,313,000	₱	1,144,241,000	₱	70,400,000	₱	2,961,954,000
Administration of Personnel Benefits		245,102,000						245,102,000
Project(s)
Locally-Funded Project(s)
Senate Relocation				10,000,000		1,879,520,000		1,889,520,000

Sub-total, General Administration and Support		1,992,415,000		1,154,241,000		1,949,920,000		5,096,576,000

Operations
Crafting of significant legislation and reform measures ensured		1,135,876,000		1,239,115,000		9,600,000		2,384,591,000

JANUARY 3, 2022	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

SENATE LEGISLATIVE PROGRAM		1,135,876,000		1,239,115,000		9,600,000		2,384,591,000

Legislation of Laws and Other Related Activities		1,135,876,000		1,239,115,000		9,600,000		2,384,591,000

Sub-total, Operations		1,135,876,000		1,239,115,000		9,600,000		2,384,591,000

TOTAL NEW APPROPRIATIONS	₱	3,128,291,000	₱	2,393,356,000	₱	1,959,520,000	₱	7,481,167,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,468,781

Total Permanent Positions	1,468,781

Other Compensation Common to All
Personnel Economic Relief Allowance	46,272
Representation Allowance	31,116
Transportation Allowance	31,116
Clothing and Uniform Allowance	11,568
Honoraria	1,200
Mid-Year Bonus - Civilian	122,398
Year End Bonus	122,398
Cash Gift	9,640
Productivity Enhancement Incentive	9,640
Step Increment	3,672

Total Other Compensation Common to All	389,020

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	231,710
Lump-sum for Personnel Services	940,666

Total Other Compensation for Specific Groups	1,172,376

Other Benefits
PAG-IBIG Contributions	2,313
PhilHealth Contributions	19,713
Employees Compensation Insurance Premiums	2,313
Terminal Leave	13,392

Total Other Benefits	37,731

Non-Permanent Positions	60,383

Total Personnel Services	3,128,291

4	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	382,539
Training and Scholarship Expenses	7,306
Supplies and Materials Expenses	69,226
Utility Expenses	54,570
Communication Expenses	43,740
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	50,000
Extraordinary and Miscellaneous Expenses	331,442
Professional Services	156,334
General Services	50,925
Repairs and Maintenance	10,000
Taxes, Insurance Premiums and Other Fees	4,624
Other Maintenance and Operating Expenses
Advertising Expenses	4,166
Printing and Publication Expenses	3,441
Representation Expenses	111,955
Transportation and Delivery Expenses	782
Rent/Lease Expenses	357,734
Membership Dues and Contributions to Organizations	1,947
Subscription Expenses	15,489
Other Maintenance and Operating Expenses	737,136

Total Maintenance and Other Operating Expenses	2,393,356

Total Current Operating Expenditures	5,521,647

Capital Outlays
Property, Plant and Equipment Outlay Land Outlay	209,760
Buildings and Other Structures	1,669,760
Machinery and Equipment Outlay	50,600
Transportation Equipment Outlay	3,900
Furniture, Fixtures and Books Outlay	4,000
Other Property, Plant and Equipment Outlay	13,500
Intangible Assets Outlay	8,000

Total Capital Outlays	1,959,520

TOTAL NEW APPROPRIATIONS	7,481,167

B. SENATE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	306,552,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	5
CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	171,074,000	₱	15,048,000	₱	6,310,000	₱	192,432,000
Operations		72,190,000		41,930,000				114,120,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		72,190,000		41,930,000				114,120,000

TOTAL NEW APPROPRIATIONS	₱	243,264,000	₱	56,978,000	₱	6,310,000	₱	306,552,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	110,927,000	₱	15,048,000	₱	6,310,000	₱	132,285,000
Administration of Personnel Benefits		60,147,000						60,147,000

Sub-total, General Administration and Support		171,074,000		15,048,000		6,310,000		192,432,000

Operations
Fair and speedy resolution of Senatorial electoral contests achieved		72,190,000		41,930,000				114,120,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		72,190,000		41,930,000				114,120,000

Adjudication of Electoral Contests involving Members of the Senate including Administrative Support		72,190,000		41,930,000				114,120,000

Sub-total, Operations		72,190,000		41,930,000				114,120,000

TOTAL NEW APPROPRIATIONS	₱	243,264,000	₱	56,978,000	₱	6,310,000	₱	306,552,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

6	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Civilian Personnel
Permanent Positions
Basic Salary	75,186

Total Permanent Positions	75,186

Other Compensation Common to All
Personnel Economic Relief Allowance	2,496
Representation Allowance	990
Transportation Allowance	990
Clothing and Uniform Allowance	624
Honoraria	200
Mid-Year Bonus - Civilian	6,265
Year End Bonus	6,265
Cash Gift	520
Per Diems	3,300
Productivity Enhancement Incentive	520
Step Increment	188

Total Other Compensation Common to All	22,358

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	138
Lump-sum for filling of Positions - Civilian	59,742
Lump-sum for Personnel Services	72,833
Other Personnel Benefits	11,316

Total Other Compensation for Specific Groups	144,029

Other Benefits
PAG-IBIG Contributions	125
PhilHealth Contributions	1,036
Employees Compensation Insurance Premiums	125
Terminal Leave	405

Total Other Benefits	1,691

Total Personnel Services	243,264

Maintenance and Other Operating Expenses
Travelling Expenses	500
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	2,280
Utility Expenses	2,500
Communication Expenses	2,937
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,846
Professional Services	4,570
General Services	5,000
Repairs and Maintenance	7,500
Taxes, Insurance Premiums and Other Fees	360

JANUARY 3, 2022	OFFICIAL GAZETTE	7
CONGRESS OF THE PHILIPPINES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	70
Representation Expenses	7,377
Transportation and Delivery Expenses	700
Rent/Lease Expenses	15,000
Subscription Expenses	40
Other Maintenance and Operating Expenses	1,298

Total Maintenance and Other Operating Expenses	56,978

Total Current Operating Expenditures	300,242

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,000
Machinery and Equipment Outlay	2,310
Furniture, Fixtures and Books Outlay	2,000

Total Capital Outlays	6,310

TOTAL NEW APPROPRIATIONS	306,552

C. COMMISSION ON APPOINTMENTS

For general administration and support, and operations, as indicated hereunder	₱	1,045,127,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	287,448,000	₱	320,165,000	₱	10,000,000	₱	617,613,000
Operations		146,697,000		280,817,000				427,514,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		146,697,000		280,817,000				427,514,000

TOTAL NEW APPROPRIATIONS	₱	434,145,000	₱	600,982,000	₱	10,000,000	₱	1,045,127,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

8	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	243,025,000	₱	320,165,000	₱	10,000,000	₱	573,190,000
Administration of Personnel Benefits		44,423,000						44,423,000

Sub-total, General Administration and Support		287,448,000		320,165,000		10,000,000		617,613,000

Operations
Review and confirmation of Presidential appointments/ nominations submitted to the Commission		146,697,000		280,817,000				427,514,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		146,697,000		280,817,000				427,514,000

Review and confirmation of appointments submitted to the Commission		146,697,000		280,817,000				427,514,000

Sub-total, Operations		146,697,000		280,817,000				427,514,000

TOTAL NEW APPROPRIATIONS	₱	434,145,000	₱	600,982,000	₱	10,000,000	₱	1,045,127,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								216,934

Total Permanent Positions								216,934

Other Compensation Common to All
Personnel Economic Relief Allowance								6,096
Representation Allowance								6,894
Transportation Allowance								5,184
Clothing and Uniform Allowance								1,524
Honoraria								360
Mid-Year Bonus - Civilian								18,078

JANUARY 3, 2022	OFFICIAL GAZETTE	9
CONGRESS OF THE PHILIPPINES

Year End Bonus	18,078
Cash Gift	1,270
Productivity Enhancement Incentive	1,270
Step Increment	526

Total Other Compensation Common to All	59,280

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions - Civilian	42,088
Other Personnel Benefits	61,555

Total Other Compensation for Specific Groups	103,663

Other Benefits
PAG-IBIG Contributions	302
PhilHealth Contributions	2,738
Employees Compensation Insurance Premiums	302
Loyalty Award	105
Terminal Leave	27,335

Total Other Benefits	30,782

Non-Permanent Positions	23,486

Total Personnel Services	434,145

Maintenance and Other Operating Expenses
Travelling Expenses	12,950
Training and Scholarship Expenses	3,500
Supplies and Materials Expenses	10,394
Utility Expenses	2,500
Communication Expenses	5,950
Survey, Research, Exploration and Development Expenses	1
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,660
Professional Services	19,200
General Services	2,500
Repairs and Maintenance	4,200
Taxes, Insurance Premiums and Other Fees	1,000
Other Maintenance and Operating Expenses
Advertising Expenses	1,200
Printing and Publication Expenses	2,000
Representation Expenses	35,467
Rent/Lease Expenses	37,971
Membership Dues and Contributions to Organizations	1
Subscription Expenses	700
Other Maintenance and Operating Expenses	454,788

Total Maintenance and Other Operating Expenses	600,982

Total Current Operating Expenditures	1,035,127

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,415

10	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Transportation Equipment Outlay	2,500
Furniture, Fixtures and Books Outlay	500
Other Property, Plant and Equipment Outlay	275
Intangible Assets Outlay	2,310

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	1,045,127

D. HOUSE OF REPRESENTATIVES

For general administration and support, and operations, as indicated hereunder	₱	21,571,330,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	2,154,002,000	₱	7,612,816,000	₱	480,000,000	₱	10,246,818,000
Operations		3,821,683,000		5,982,829,000		1,520,000,000		11,324,512,000

HOR LEGISLATIVE PROGRAM		3,821,683,000		5,982,829,000		1,520,000,000		11,324,512,000

TOTAL NEW APPROPRIATIONS	₱	5,975,685,000	₱	13,595,645,000	₱	2,000,000,000	₱	21,571,330,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,583,306,000	₱	7,612,816,000	₱	480,000,000	₱	9,676,122,000
Administration of Personnel Benefits		570,696,000						570,696,000

Sub-total, General Administration and Support		2,154,002,000		7,612,816,000		480,000,000		10,246,818,000

JANUARY 3, 2022	OFFICIAL GAZETTE	11
CONGRESS OF THE PHILIPPINES

Operations
Crafting of significant legislation and reform measures ensured		3,821,683,000		5,982,829,000		1,520,000,000		11,324,512,000

HOR LEGISLATIVE PROGRAM		3,821,683,000		5,982,829,000		1,520,000,000		11,324,512,000

Legislation of laws and other related activities		3,821,683,000		5,982,829,000		1,520,000,000		11,324,512,000

Sub-total, Operations		3,821,683,000		5,982,829,000		1,520,000,000		11,324,512,000

TOTAL NEW APPROPRIATIONS	₱	5,975,685,000	₱	13,595,645,000	₱	2,000,000,000	₱	21,571,330,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,486,852

Total Permanent Positions	3,486,852

Other Compensation Common to All
Personnel Economic Relief Allowance	92,352
Representation Allowance	56,502
Transportation Allowance	56,502
Clothing and Uniform Allowance	23,088
Mid-Year Bonus - Civilian	282,919
Year End Bonus	282,919
Cash Gift	19,240
Productivity Enhancement Incentive	19,240
Step Increment	8,263

Total Other Compensation Common to All	841,025

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	570,696
Lump-sum for Personnel Services	632,365
Other Personnel Benefits	74,545

Total Other Compensation for Specific Groups	1,277,606

Other Benefits
PAG-IBIG Contributions	4,652
PhilHealth Contributions	37,176
Employees Compensation Insurance Premiums	4,652

Total Other Benefits	46,480

12	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Non-Permanent Positions	323,722

Total Personnel Services	5,975,685

Maintenance and Other Operating Expenses
Travelling Expenses	1,631,956
Training and Scholarship Expenses	42,409
Supplies and Materials Expenses	524,766
Utility Expenses	485,468
Communication Expenses	562,671
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,466,840
Professional Services	4,928,099
General Services	214,960
Repairs and Maintenance	611,115
Taxes, Insurance Premiums and Other Fees	112,620
Other Maintenance and Operating Expenses
Advertising Expenses	28,606
Printing and Publication Expenses	123,052
Representation Expenses	395,440
Transportation and Delivery Expenses	287
Rent/Lease Expenses	23,780
Membership Dues and Contributions to Organizations	77,320
Subscription Expenses	69,983
Donations	6,452
Other Maintenance and Operating Expenses	2,289,821

Total Maintenance and Other Operating Expenses	13,595,645

Total Current Operating Expenditures	19,571,330

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,520,000
Machinery and Equipment Outlay	300,000
Furniture, Fixtures and Books Outlay	180,000

Total Capital Outlays	2,000,000

TOTAL NEW APPROPRIATIONS	21,571,330

E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	227,070,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	13
CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	83,208,000	₱	15,911,000		₱	99,119,000
Operations		81,741,000		46,210,000			127,951,000

HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		81,741,000		46,210,000			127,951,000

TOTAL NEW APPROPRIATIONS	₱	164,949,000	₱	62,121,000		₱	227,070,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	23,591,000	₱	15,911,000		₱	39,502,000
Administration of Personnel Benefits		59,617,000					59,617,000

Sub-total, General Administration and Support		83,208,000		15,911,000			99,119,000

Operations
Fair and speedy resolution of House of Representatives electoral contests achieved		81,741,000		46,210,000			127,951,000

HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		81,741,000		46,210,000			127,951,000

Adjudication of Electoral Contests involving Members of the House of Representatives		81,741,000		46,210,000			127,951,000

Sub-total, Operations		81,741,000		46,210,000			127,951,000

TOTAL NEW APPROPRIATIONS	₱	164,949,000	₱	62,121,000		₱	227,070,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

14	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Permanent Positions
Basic Salary	79,043

Total Permanent Positions	79,043

Other Compensation Common to All
Personnel Economic Relief Allowance	2,760
Representation Allowance	2,712
Transportation Allowance	2,712
Clothing and Uniform Allowance	690
Honoraria	1,323
Mid-Year Bonus - Civilian	6,587
Year End Bonus	6,587
Cash Gift	575
Productivity Enhancement Incentive	575
Step Increment	197

Total Other Compensation Common to All	24,718

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	231
Lump-sum for filling of Positions - Civilian	58,715

Total Other Compensation for Specific Groups	58,946

Other Benefits
PAG-IBIG Contributions	138
PhilHealth Contributions	1,064
Employees Compensation Insurance Premiums	138
Terminal Leave	902

Total Other Benefits	2,242

Total Personnel Services	164,949

Maintenance and Other Operating Expenses
Travelling Expenses	1,285
Training and Scholarship Expenses	848
Supplies and Materials Expenses	17,430
Utility Expenses	5,275
Communication Expenses	1,415
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,831
Professional Services	1,568
General Services	5,638
Repairs and Maintenance	1,508
Taxes, Insurance Premiums and Other Fees	1,135
Other Maintenance and Operating Expenses
Advertising Expenses	325
Printing and Publication Expenses	820
Representation Expenses	4,383
Transportation and Delivery Expenses	2,700
Rent/Lease Expenses	14,550
Subscription Expenses	410

JANUARY 3, 2022	OFFICIAL GAZETTE	15
CONGRESS OF THE PHILIPPINES

Total Maintenance and Other Operating Expenses	62,121

Total Current Operating Expenditures	227,070

TOTAL NEW APPROPRIATIONS	227,070

Special Provisions Applicable to the Congress of the Philippines

1. Augmentation of Any Item in the Appropriations of the Congress of the Philippines. Pursuant to Section 25(5) of Article VI of the Constitution, the Senate President, with respect to the Senate and the Speaker, with respect to the House of Representatives, are hereby authorized to augment any item in the general appropriations law for their respective offices from any savings in other items of their respective appropriations.

2. Organizational Structure of the Senate, the House of Representatives, the Senate and House of Representatives Electoral Tribunals and the Commission on Appointments. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act, the Senate President, with respect to the Senate and the Commission on Appointments, the Speaker, with respect to the House of Representatives, and the Chairpersons of the Senate and House of Representatives Electoral Tribunals are authorized to:

(a) formulate and implement the organizational structures of their respective offices;

(b) fix and determine the salaries, allowances and other benefits of their Members, employees and consultants, subject to Section 10, Article VI of the Constitution, and whenever public interest so requires, make adjustments and reorganization of positions in the regular personnel with the corresponding transfer of items of appropriations; and

(c) create new positions in their respective offices:

PROVIDED, That officers and employees whose positions are affected by such adjustments or reorganization shall be granted retirement gratuities and separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of their respective offices: PROVIDED, FURTHER, That the foregoing changes, reorganization and modifications shall be submitted to the DBM for proper documentation.

(GENERAL OBSERVATION - President’s Veto Message, December 30, 2021, Volume I-B, pages 821-822, R.A. No. 11639)

3. Release of Appropriations. All appropriations authorized for the Senate, the House of Representatives, the Commission on Appointments, the Senate and House of Representatives Electoral Tribunals shall be automatically and regularly released.

4. Modification of Allocation for Operational Expenses. Subject to the approval of the Senate President or the Speaker of the House of Representatives, as the case may be, a Member of Congress may modify his allocation for operational expenses to any other expense category: PROVIDED, That the total of said allocation is not exceeded.

5. Revolving Fund for the Reproduction of Legislative Records and Sale of Publications and Products. The revolving fund constituted from the income derived from business-type activities of the Senate and the House of Representatives including sale of publications and other institutional products shall be used to cover the expenses incurred for the said activities in accordance with accounting and auditing rules and regulations.

6. Availability of Appropriations and Cash Allocations. Unexpended quarterly and year-end balances of approved appropriations and cash allocations for the Senate, the House of Representatives, the Senate and the House of Representatives Electoral Tribunals and the Commission on Appointments shall remain valid appropriations and shall continue to be available for expenditure until fully spent and shall remain under their control and accountability, subject to accounting and auditing rules and regulations. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 820, R.A. No. 11639)

7. Constitutional Guarantee. In the implementation of the foregoing provisions, the constitutional guarantee of the independence of Congress as a co-equal branch of government must be maintained.

16	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. SENATE	₱	3,128,291,000	₱	2,393,356,000	₱	1,959,520,000	₱	7,481,167,000
B. SENATE ELECTORAL TRIBUNAL		243,264,000		56,978,000		6,310,000		306,552,000
C. COMMISSION ON APPOINTMENTS		434,145,000		600,982,000		10,000,000		1,045,127,000
D. HOUSE OF REPRESENTATIVES		5,975,685,000		13,595,645,000		2,000,000,000		21,571,330,000
E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL		164,949,000		62,121,000				227,070,000

TOTAL NEW APPROPRIATIONS, CONGRESS OF THE PHILIPPINES	₱	9,946,334,000	₱	16,709,082,000	₱	3,975,830,000	₱	30,631,246,000

JANUARY 3, 2022	OFFICIAL GAZETTE	17
OFFICE OF THE PRESIDENT

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

For general administration and support, and operations, as indicated hereunder	₱	8,182,033,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	762,267,000	₱	614,931,000	₱	574,966,000	₱	1,952,164,000
Operations		356,925,000		5,872,944,000				6,229,869,000

PRESIDENTIAL OVERSIGHT PROGRAM		125,520,000		5,018,345,000				5,143,865,000
PRESIDENTIAL ADVISORY PROGRAM		29,160,000		55,500,000				84,660,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		38,804,000		46,336,000				85,140,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		163,441,000		752,763,000				916,204,000

TOTAL NEW APPROPRIATIONS	₱	1,119,192,000	₱	6,487,875,000	₱	574,966,000	₱	8,182,033,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	750,252,000	₱	614,931,000	₱	574,966,000	₱	1,940,149,000
Administration of Personnel Benefits		12,015,000						12,015,000

Sub-total, General Administration and Support		762,267,000		614,931,000		574,966,000		1,952,164,000

18	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operations
Responsive support services to the Presidency		356,925,000		5,872,944,000				6,229,869,000

PRESIDENTIAL OVERSIGHT PROGRAM		125,520,000		5,018,345,000				5,143,865,000

Issuance of Presidential Directives, Special Powers and Authorities and Clearances		67,312,000		120,096,000				187,408,000
Policy development and formulation on strategic Presidential interventions				60,575,000				60,575,000
Oversight management on national security concerns		20,054,000		4,816,702,000				4,836,756,000
Public assistance and information services		21,813,000		3,864,000				25,677,000
Oversight of general government internal control systems		16,341,000		1,533,000				17,874,000
Oversight and general government performance monitoring				15,575,000				15,575,000
PRESIDENTIAL ADVISORY PROGRAM		29,160,000		55,500,000				84,660,000

Presidential advisory assistance services		29,160,000		55,500,000				84,660,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		38,804,000		46,336,000				85,140,000

Provide legal advice, renew contracts and resolve cases on appeal		38,804,000		5,094,000				43,898,000
Prepare Presidential issuances, conduct investigation and render decision on complaint against presidential appointees				40,213,000				40,213,000
Review bills passed by Congress				1,029,000				1,029,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		163,441,000		752,763,000				916,204,000

Local/foreign missions and state visits		24,933,000		511,548,000				536,481,000
Presidential security and close-in functions		61,874,000		28,519,000				90,393,000
Management of special events and internal house affair		76,634,000		185,599,000				262,233,000
Process and manage documents for the President				27,097,000				27,097,000

Sub-total, Operations		356,925,000		5,872,944,000				6,229,869,000

TOTAL NEW APPROPRIATIONS	₱	1,119,192,000	₱	6,487,875,000	₱	574,966,000	₱	8,182,033,000

JANUARY 3, 2022	OFFICIAL GAZETTE	19
OFFICE OF THE PRESIDENT

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	441,640

Total Permanent Positions	441,640

Other Compensation Common to All
Personnel Economic Relief Allowance	19,440
Representation Allowance	9,144
Transportation Allowance	9,144
Clothing and Uniform Allowance	4,860
Mid-Year Bonus - Civilian	36,803
Year End Bonus	36,803
Cash Gift	4,050
Productivity Enhancement Incentive	4,050
Step Increment	1,104

Total Other Compensation Common to All	125,398

Other Benefits
PAG-IBIG Contributions	974
PhilHealth Contributions	6,205
Employees Compensation Insurance Premiums	974
Terminal Leave	8,110

Total Other Benefits	16,263

Non-Permanent Positions	535,891

Total Personnel Services	1,119,192

Maintenance and Other Operating Expenses
Travelling Expenses	314,372
Training and Scholarship Expenses	125,118
Supplies and Materials Expenses	255,889
Utility Expenses	118,400
Communication Expenses	89,320
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	2,250,000
Extraordinary and Miscellaneous Expenses	23,525
Intelligence Expenses	2,250,000
Professional Services	115,950
General Services	73,350
Repairs and Maintenance	166,099
Taxes, Insurance Premiums and Other Fees	24,198

20	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Maintenance and Operating Expenses
Advertising Expenses	12,060
Printing and Publication Expenses	18,982
Representation Expenses	516,301
Transportation and Delivery Expenses	1,210
Rent/Lease Expenses	73,888
Membership Dues and Contributions to Organizations	6,000
Subscription Expenses	53,213

Total Maintenance and Other Operating Expenses	6,487,875

Total Current Operating Expenditures	7,607,067

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	380,000
Machinery and Equipment Outlay	55,097
Transportation Equipment Outlay	40,000
Furniture, Fixtures and Books Outlay	24,054
Other Property, Plant and Equipment Outlay	35,000
Intangible Assets Outlay	40,815

Total Capital Outlays	574,966

TOTAL NEW APPROPRIATIONS	8,182,033

JANUARY 3, 2022	OFFICIAL GAZETTE	21
OFFICE OF THE PRESIDENT

GENERAL SUMMARY

OFFICE OF THE PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. THE PRESIDENT’S OFFICES	₱	1,119,192,000	₱	6,487,875,000	₱	574,966,000	₱	8,182,033,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE PRESIDENT	₱	1,119,192,000	₱	6,487,875,000	₱	574,966,000	₱	8,182,033,000

22	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

III. OFFICE OF THE VICE-PRESIDENT

For general administration and support, and operations, as indicated hereunder	₱	702,035,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	41,754,000	₱	35,012,000	₱	3,662,000	₱	80,428,000
Operations		97,822,000		523,785,000				621,607,000

GOOD GOVERNANCE PROGRAM		97,822,000		523,785,000				621,607,000

TOTAL NEW APPROPRIATIONS	₱	139,576,000	₱	558,797,000	₱	3,662,000	₱	702,035,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	41,754,000	₱	35,012,000	₱	3,662,000	₱	80,428,000

Sub-total, General Administration and Support		41,754,000		35,012,000		3,662,000		80,428,000

Operations
Enhanced strategic partnership and advocacy on good governance		97,822,000		523,785,000				621,607,000

GOOD GOVERNANCE PROGRAM		97,822,000		523,785,000				621,607,000

Good Governance Engagements and Social Service Projects		97,822,000		523,785,000				621,607,000

Sub-total, Operations		97,822,000		523,785,000				621,607,000

TOTAL NEW APPROPRIATIONS	₱	139,576,000	₱	558,797,000	₱	3,662,000	₱	702,035,000

JANUARY 3, 2022	OFFICIAL GAZETTE	23
OFFICE OF THE VICE-PRESIDENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,778

Total Permanent Positions	94,778

Other Compensation Common to All
Personnel Economic Relief Allowance	3,744
Representation Allowance	1,170
Transportation Allowance	1,170
Clothing and Uniform Allowance	936
Mid-Year Bonus - Civilian	7,898
Year End Bonus	7,898
Cash Gift	780
Productivity Enhancement Incentive	780
Step Increment	237

Total Other Compensation Common to All	24,613

Other Benefits
PAG-IBIG Contributions	188
PhilHealth Contributions	1,460
Employees Compensation Insurance Premiums	188

Total Other Benefits	1,836

Non-Permanent Positions	12,771

Military/Uniformed Personnel
Other Compensation for Specific Groups
Special Duty Allowance	5,578

Total Other Compensation for Specific Groups	5,578

Total Personnel Services	139,576

Maintenance and Other Operating Expenses
Travelling Expenses	25,331
Training and Scholarship Expenses	3,600
Supplies and Materials Expenses	45,821

24	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Utility Expenses	6,448
Communication Expenses	6,609
Awards/Rewards and Prizes	400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	620
Professional Services	41,777
General Services	11,940
Repairs and Maintenance	4,065
Financial Assistance/Subsidy	357,602
Taxes, Insurance Premiums and Other Fees	500
Other Maintenance and Operating Expenses
Representation Expenses	29,572
Rent/Lease Expenses	18,000
Subscription Expenses	6,512

Total Maintenance and Other Operating Expenses	558,797

Total Current Operating Expenditures	698,373

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,662

Total Capital Outlays	3,662

TOTAL NEW APPROPRIATIONS	702,035

JANUARY 3, 2022	OFFICIAL GAZETTE	25
OFFICE OF THE VICE-PRESIDENT

GENERAL SUMMARY

OFFICE OF THE VICE-PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE VICE-PRESIDENT	₱	139,576,000	₱	558,797,000	₱	3,662,000	₱	702,035,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE VICE-PRESIDENT	₱	139,576,000	₱	558,797,000	₱	3,662,000	₱	702,035,000

26	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including foreign-assisted projects, in support of the Comprehensive Agrarian Reform Program, as indicated hereunder	₱	10,023,349,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	587,914,000	₱	1,244,817,000	₱		₱	1,832,731,000
Support to Operations		553,489,000		142,538,000				696,027,000
Operations		3,644,673,000		3,429,105,000		420,813,000		7,494,591,000

LAND TENURE SECURITY PROGRAM		2,499,580,000		2,444,343,000		410,613,000		5,354,536,000
AGRARIAN JUSTICE DELIVERY PROGRAM		489,348,000		336,850,000				826,198,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM		655,745,000		647,912,000		10,200,000		1,313,857,000

TOTAL NEW APPROPRIATIONS	₱	4,786,076,000	₱	4,816,460,000	₱	420,813,000	₱	10,023,349,000

Special Provision(s)

1. Comprehensive Agrarian Reform Program. The total amount of Eleven Billion Three Hundred Seventeen Million Six Hundred Eighty Seven Thousand Pesos (₱11,317,687,000) shall be used in support of the programs and projects of the DAR and other implementing agencies of the Comprehensive Agrarian Reform Program (CARP), which are duly approved by the Presidential Agrarian Reform Council (PARC) in accordance with E.O. No. 229, s. 1987 and R.A. No. 6657, as amended by R.A. Nos. 8532 and 9700, and endorsed by PARC Executive Committee to the DBM, with the corresponding amounts:

(a) Six Billion One Hundred Eighty Million Seven Hundred Thirty Four Thousand Pesos (₱6,180,734,000) for Land Tenure Security and for Agrarian Justice Delivery, of which the Five Million Four Hundred Twenty Seven Thousand Pesos (₱5,427,000) for Land Owner’s Compensation shall be released to the LBP, through the BTr, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987 and other documents required by the DBM.

This amount shall be supplemented by specific appropriations in this Act lodged under the budgets of the following CARP implementing agencies:

DENR-OSEC	₱	48,178,000
DOJ-LRA		151,525,000

TOTAL	₱	199,703,000

(b) One Billion Three Hundred Thirteen Million Eight Hundred Fifty Seven Thousand Pesos (₱1,313,857,000) for Program Beneficiaries Development which will also be in support of the programs and projects of the Agriculture and Fisheries Modernization Program.

This amount shall be supplemented by specific appropriations in this Act lodged in the budgets of the various CARP implementing agencies, as follows:

DENR-OSEC	₱	170,428,000
DTI-OSEC		121,194,000
NIA		803,013,000

TOTAL	₱	1,094,635,000

JANUARY 3, 2022	OFFICIAL GAZETTE	27
DEPARTMENT OF AGRARIAN REFORM

2. Farmers’ Amortization Payments. Collections from farmers’ amortization for agrarian reform receivables and loan repayments at the LBP, including a portion of advance remittances by farmers certified as agrarian reform receivables, shall be deposited with the National Treasury as income of the General Fund.

3. Land Distribution Security Program. The DAR, in consultation with the NEDA, shall initiate the review and evaluation of DAR land distribution targets as mandated under the Philippine Development Plan 2017-2022 and shall ensure land distribution and farmers installation in provinces where private land distribution records the lowest achievement and largest backlogs. Further, the DAR shall implement policy measures to ensure that private lands already titled in the name of the Republic of the Philippines shall be prioritized in the distribution of lands and installation of farmers in pursuance of R.A. No. 6657 (Comprehensive Agrarian Reform Law of 1988), as amended by R.A. No. 9700. A report on the result of the review and evaluation shall be submitted to Congress and posted in the DAR website.

4. Cimate Change Adaptation and Mitigation. The DAR, in coordination with other relevant agencies, shall provide, as much as possible, support to all Agrarian Reform Communities (ARCs) to strengthen their climate resilience, including the conduct of climate and disaster risk assessments, provision of capacity-building on value-adding activities and non-farm livelihood options, enhancing access to innovative agricultural insurance coverage such as weather index-based insurance, and enhancing their capacity to adopt climate-resilient technologies. The DAR, in coordination with other relevant agencies, shall also capacitate the ARCs in the use of renewable energy and energy efficiency, ecological solid waste management, sustainable land use such as organic farming approaches and the use of rainwater catchments.

5. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	486,928,000	₱	1,244,817,000	₱	₱	1,731,745,000

National Capital Region (NCR)		464,297,000		280,507,000			744,804,000

Central Office		464,297,000		280,507,000			744,804,000
Region I - Ilocos				36,167,000			36,167,000

Regional Office I - Proper				14,687,000			14,687,000
PARO - Ilocos Norte				3,992,000			3,992,000
PARO - Ilocos Sur				6,169,000			6,169,000
PARO - La Union				5,515,000			5,515,000
PARO - Pangasinan				5,804,000			5,804,000
Cordillera Administrative Region (CAR)				42,534,000			42,534,000

CAR - Proper				17,084,000			17,084,000
PARO - Abra				4,571,000			4,571,000
PARO - Apayao				3,747,000			3,747,000
PARO - Benguet				4,671,000			4,671,000
PARO - Ifugao				4,394,000			4,394,000

28	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Kalinga		4,671,000	4,671,000
PARO - Mt. Province		3,396,000	3,396,000
Region II - Cagayan Valley	546,000	54,563,000	55,109,000

Regional Office II - Proper		21,139,000	21,139,000
PARO - Batanes		665,000	665,000
PARO - Cagayan	546,000	8,041,000	8,587,000
PARO - Isabela		14,311,000	14,311,000
PARO - Nueva Vizcaya		6,827,000	6,827,000
PARO - Quirino		3,580,000	3,580,000
Region III - Central Luzon		56,382,000	56,382,000

Regional Office III - Proper		16,448,000	16,448,000
PARO - Aurora		4,209,000	4,209,000
PARO - Bataan		3,840,000	3,840,000
PARO - Bulacan		6,957,000	6,957,000
PARO - Nueva Ecija		10,261,000	10,261,000
PARO - Pampanga		5,889,000	5,889,000
PARO - Tarlac		5,602,000	5,602,000
PARO - Zambales		3,176,000	3,176,000
Region IVA - CALABARZON	3,882,000	74,541,000	78,423,000

Regional Office IVA - Proper	560,000	27,191,000	27,751,000
PARO - Batangas	540,000	8,500,000	9,040,000
PARO - Cavite	568,000	6,900,000	7,468,000
PARO - Laguna	553,000	6,850,000	7,403,000
PARO - Quezon I	554,000	6,800,000	7,354,000
PARO - Quezon II	554,000	10,500,000	11,054,000
PARO - Rizal	553,000	7,800,000	8,353,000
Region IVB - MIMAROPA		54,215,000	54,215,000

Regional Office IVB - Proper		20,110,000	20,110,000
PARO - Marinduque		4,813,000	4,813,000
PARO - Mindoro Occidental		7,989,000	7,989,000

JANUARY 3, 2022	OFFICIAL GAZETTE	29
DEPARTMENT OF AGRARIAN REFORM

PARO - Mindoro Oriental	8,562,000	8,562,000
PARO - Palawan	7,495,000	7,495,000
PARO - Romblon	5,246,000	5,246,000
Region V - Bicol	86,060,000	86,060,000

Regional Office V - Proper	16,849,000	16,849,000
PARO - Albay	9,466,000	9,466,000
PARO - Camarines Norte	9,393,000	9,393,000
PARO - Camarines Sur	27,850,000	27,850,000
PARO - Catanduanes	5,663,000	5,663,000
PARO - Masbate	9,093,000	9,093,000
PARO - Sorsogon	7,746,000	7,746,000
Region VI - Western Visayas	93,321,000	93,321,000

Regional Office VI - Proper	23,804,000	23,804,000
PARO - Aklan	7,728,000	7,728,000
PARO - Antique	4,324,000	4,324,000
PARO - Capiz	7,942,000	7,942,000
PARO - Guimaras	3,813,000	3,813,000
PARO - Iloilo	10,339,000	10,339,000
PARO - Negros Occidental	35,371,000	35,371,000
Region VII - Central Visayas	65,215,000	65,215,000

Regional Office VII - Proper	26,587,000	26,587,000
PARO - Bohol	11,251,000	11,251,000
PARO - Cebu	11,951,000	11,951,000
PARO - Negros Oriental	13,339,000	13,339,000
PARO - Siquijor	2,087,000	2,087,000
Region VIII - Eastern Visayas	92,635,000	92,635,000

Regional Office VIII - Proper	37,415,000	37,415,000
PARO - Biliran	2,987,000	2,987,000
PARO - Eastern Samar	7,467,000	7,467,000
PARO - Leyte	20,066,000	20,066,000

30	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Northern Samar		8,235,000	8,235,000
PARO - Samar		9,800,000	9,800,000
PARO - Southern Leyte		6,665,000	6,665,000
Region IX - Zamboanga Peninsula		52,499,000	52,499,000

Regional Office IX- Proper		21,263,000	21,263,000
PARO - Zamboanga del Norte		9,947,000	9,947,000
PARO - Zamboanga del Sur		10,868,000	10,868,000
PARO - Zamboanga Sibugay		10,421,000	10,421,000
Region X - Northern Mindanao		67,577,000	67,577,000

Regional Office X - Proper		18,922,000	18,922,000
PARO - Bukidnon		11,488,000	11,488,000
PARO - Camiguin		4,055,000	4,055,000
PARO - Lanao del Norte		13,515,000	13,515,000
PARO - Misamis Occidental		8,109,000	8,109,000
PARO - Misamis Oriental		11,488,000	11,488,000
Region XI - Davao	18,203,000	68,197,000	86,400,000

Regional Office XI - Proper	541,000	19,920,000	20,461,000
PARO - Davao City	1,417,000	7,354,000	8,771,000
PARO - Davao De Oro	2,787,000	10,589,000	13,376,000
PARO - Davao del Sur	4,760,000	7,861,000	12,621,000
PARO - Davao Occidental		5,212,000	5,212,000
PARO - Davao Oriental	4,138,000	8,576,000	12,714,000
PARO - Davao Province (del Norte)	4,560,000	8,685,000	13,245,000
Region XII - SOCCSKSARGEN		65,393,000	65,393,000

Regional Office XII - Proper		22,716,000	22,716,000
PARO - Cotabato Province (North)		11,874,000	11,874,000
PARO - Sarangani		9,269,000	9,269,000
PARO - South Cotabato		13,622,000	13,622,000
PARO - Sultan Kudarat		7,912,000	7,912,000

JANUARY 3, 2022	OFFICIAL GAZETTE	31
DEPARTMENT OF AGRARIAN REFORM

Region XIII - Caraga		55,011,000	55,011,000

Regional Office XIII - Proper		18,033,000	18,033,000
PARO - Agusan del Norte		7,667,000	7,667,000
PARO - Agusan del Sur		9,916,000	9,916,000
PARO - Surigao del Norte		9,364,000	9,364,000
PARO - Surigao del Sur		10,031,000	10,031,000
Administration of Personnel Benefits	100,986,000		100,986,000

National Capital Region (NCR)	100,986,000		100,986,000

Central Office	100,986,000		100,986,000

Sub-total, General Administration and Support	587,914,000	1,244,817,000	1,832,731,000

Support to Operations
Policy Formulation, Planning, Monitoring and Evaluation, Information Management, and Systems Development	536,765,000	118,568,000	655,333,000

National Capital Region (NCR)	47,628,000	88,568,000	136,196,000

Central Office	47,628,000	88,568,000	136,196,000
Region I - Ilocos	33,116,000	2,000,000	35,116,000

Regional Office I - Proper	11,558,000	2,000,000	13,558,000
PARO - Ilocos Norte	4,850,000		4,850,000
PARO - Ilocos Sur	5,931,000		5,931,000
PARO - La Union	5,383,000		5,383,000
PARO - Pangasinan	5,394,000		5,394,000
Cordillera Administrative Region (CAR)	37,241,000	2,000,000	39,241,000

CAR - Proper	9,352,000	2,000,000	11,352,000
PARO - Abra	3,582,000		3,582,000
PARO - Apayao	5,142,000		5,142,000
PARO - Benguet	5,209,000		5,209,000
PARO - Ifugao	5,511,000		5,511,000
PARO - Kalinga	4,844,000		4,844,000
PARO - Mt. Province	3,601,000		3,601,000

32	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	24,721,000	2,000,000	26,721,000

Regional Office II - Proper	8,706,000	2,000,000	10,706,000
PARO - Batanes	4,383,000		4,383,000
PARO - Cagayan	2,758,000		2,758,000
PARO - Isabela	3,286,000		3,286,000
PARO - Nueva Vizcaya	3,600,000		3,600,000
PARO - Quirino	1,988,000		1,988,000
Region III - Central Luzon	47,146,000	2,000,000	49,146,000

Regional Office III - Proper	10,774,000	2,000,000	12,774,000
PARO - Aurora	6,164,000		6,164,000
PARO - Bataan	5,905,000		5,905,000
PARO - Bulacan	5,690,000		5,690,000
PARO - Nueva Ecija	6,164,000		6,164,000
PARO - Pampanga	5,406,000		5,406,000
PARO - Tarlac	5,396,000		5,396,000
PARO - Zambales	1,647,000		1,647,000
Region IVA - CALABARZON	38,948,000	2,000,000	40,948,000

Regional Office IVA - Proper	8,351,000	2,000,000	10,351,000
PARO - Batangas	5,395,000		5,395,000
PARO - Cavite	5,451,000		5,451,000
PARO - Laguna	4,223,000		4,223,000
PARO - Quezon I	3,970,000		3,970,000
PARO - Quezon II	6,152,000		6,152,000
PARO - Rizal	5,406,000		5,406,000
Region IVB - MIMAROPA	34,625,000	2,000,000	36,625,000

Regional Office IVB - Proper	8,921,000	2,000,000	10,921,000
PARO - Marinduque	3,585,000		3,585,000
PARO - Mindoro Occidental	5,591,000		5,591,000
PARO - Mindoro Oriental	4,999,000		4,999,000
PARO - Palawan	5,425,000		5,425,000

JANUARY 3, 2022	OFFICIAL GAZETTE	33
DEPARTMENT OF AGRARIAN REFORM

PARO - Romblon	6,104,000		6,104,000
Region V - Bicol	47,073,000	2,000,000	49,073,000

Regional Office V - Proper	13,547,000	2,000,000	15,547,000
PARO - Albay	5,206,000		5,206,000
PARO - Camarines Norte	4,888,000		4,888,000
PARO - Camarines Sur	8,894,000		8,894,000
PARO - Catanduanes	4,921,000		4,921,000
PARO - Masbate	4,387,000		4,387,000
PARO - Sorsogon	5,230,000		5,230,000
Region VI - Western Visayas	42,742,000	2,000,000	44,742,000

Regional Office VI - Proper	13,261,000	2,000,000	15,261,000
PARO - Aklan	2,817,000		2,817,000
PARO - Antique	4,286,000		4,286,000
PARO - Capiz	5,066,000		5,066,000
PARO - Guimaras	3,927,000		3,927,000
PARO - Iloilo	5,283,000		5,283,000
PARO - Negros Occidental	8,102,000		8,102,000
Region VII - Central Visayas	20,860,000	2,000,000	22,860,000

Regional Office VII - Proper	10,124,000	2,000,000	12,124,000
PARO - Bohol	3,462,000		3,462,000
PARO - Cebu	4,497,000		4,497,000
PARO - Negros Oriental	2,493,000		2,493,000
PARO - Siquijor	284,000		284,000
Region VIII - Eastern Visayas	39,442,000	2,000,000	41,442,000

Regional Office VIII - Proper	13,452,000	2,000,000	15,452,000
PARO - Biliran	876,000		876,000
PARO - Eastern Samar	4,016,000		4,016,000
PARO - Leyte	5,207,000		5,207,000
PARO - Northern Samar	5,297,000		5,297,000
PARO - Samar	5,211,000		5,211,000

34	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Southern Leyte	5,383,000		5,383,000
Region IX - Zamboanga Peninsula	28,424,000	2,000,000	30,424,000

Regional Office IX- Proper	12,386,000	2,000,000	14,386,000
PARO - Zamboanga del Norte	5,353,000		5,353,000
PARO - Zamboanga del Sur	5,156,000		5,156,000
PARO - Zamboanga Sibugay	5,529,000		5,529,000
Region X - Northern Mindanao	37,154,000	2,000,000	39,154,000

Regional Office X - Proper	13,607,000	2,000,000	15,607,000
PARO - Bukidnon	4,850,000		4,850,000
PARO - Camiguin	1,151,000		1,151,000
PARO - Lanao del Norte	6,192,000		6,192,000
PARO - Misamis Occidental	6,545,000		6,545,000
PARO - Misamis Oriental	4,809,000		4,809,000
Region XI - Davao	15,489,000	2,000,000	17,489,000

Regional Office XI - Proper	10,107,000	2,000,000	12,107,000
PARO - Davao City	2,628,000		2,628,000
PARO - Davao Occidental	2,754,000		2,754,000
Region XII - SOCCSKSARGEN	13,211,000	2,000,000	15,211,000

Regional Office XII - Proper	13,211,000	2,000,000	15,211,000
Region XIII - Caraga	28,945,000	2,000,000	30,945,000

Regional Office XIII - Proper	8,952,000	2,000,000	10,952,000
PARO - Agusan del Norte	5,093,000		5,093,000
PARO - Agusan del Sur	5,703,000		5,703,000
PARO - Surigao del Norte	3,646,000		3,646,000
PARO - Surigao del Sur	5,551,000		5,551,000
Agrarian Reform Information Education	16,724,000	23,970,000	40,694,000

National Capital Region (NCR)	16,724,000	23,970,000	40,694,000

Central Office	16,724,000	23,970,000	40,694,000

Sub-total, Support to Operations	553,489,000	142,538,000	696,027,000

JANUARY 3, 2022	OFFICIAL GAZETTE	35
DEPARTMENT OF AGRARIAN REFORM

Operations
Tiller’s Security of Tenure Ensured	2,499,580,000	2,444,343,000	410,613,000	5,354,536,000

LAND TENURE SECURITY PROGRAM	2,499,580,000	2,444,343,000	410,613,000	5,354,536,000

Land Acquisition and Distribution (LAD)	2,327,510,000	285,323,000		2,612,833,000

National Capital Region (NCR)		133,958,000		133,958,000

Central Office		133,958,000		133,958,000
Region I - Ilocos	32,954,000	499,000		33,453,000

Regional Office I - Proper	2,754,000			2,754,000
PARO - Ilocos Norte	6,555,000			6,555,000
PARO - Ilocos Sur	11,642,000	114,000		11,756,000
PARO - La Union	8,261,000			8,261,000
PARO - Pangasinan	3,742,000	385,000		4,127,000
Cordillera Administrative Region (CAR)	45,196,000	151,000		45,347,000

CAR - Proper	5,783,000			5,783,000
PARO - Abra	7,886,000			7,886,000
PARO - Apayao	4,408,000	23,000		4,431,000
PARO - Benguet	8,023,000			8,023,000
PARO - Ifugao	5,502,000	13,000		5,515,000
PARO - Kalinga	6,505,000	115,000		6,620,000
PARO - Mt. Province	7,089,000			7,089,000
Region II - Cagayan Valley	118,408,000	11,658,000		130,066,000

Regional Office II - Proper	3,155,000			3,155,000
PARO - Batanes	6,925,000			6,925,000
PARO - Cagayan	16,512,000	5,178,000		21,690,000
PARO - Isabela	69,723,000	5,906,000		75,629,000
PARO - Nueva Vizcaya	17,651,000	574,000		18,225,000
PARO - Quirino	4,442,000			4,442,000
Region III - Central Luzon	87,512,000	6,366,000		93,878,000

Regional Office III - Proper	5,680,000			5,680,000
PARO - Aurora	4,051,000			4,051,000

36	OFFICIAL GAZETTE	VOL. 118, NO. 1
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PARO - Bataan	7,632,000	408,000	8,040,000
PARO - Bulacan	14,291,000	368,000	14,659,000
PARO - Nueva Ecija	23,880,000	3,076,000	26,956,000
PARO - Pampanga	13,201,000	1,184,000	14,385,000
PARO - Tarlac	10,633,000	1,114,000	11,747,000
PARO - Zambales	8,144,000	216,000	8,360,000
Region IVA - CALABARZON	109,867,000	6,987,000	116,854,000

Regional Office IVA - Proper	3,122,000		3,122,000
PARO - Batangas	23,773,000	418,000	24,191,000
PARO - Cavite	6,958,000	78,000	7,036,000
PARO - Laguna	7,817,000	386,000	8,203,000
PARO - Quezon I	13,453,000	1,226,000	14,679,000
PARO - Quezon II	39,476,000	4,025,000	43,501,000
PARO - Rizal	15,268,000	854,000	16,122,000
Region IVB - MIMAROPA	62,684,000	4,238,000	66,922,000

Regional Office IVB - Proper	5,822,000		5,822,000
PARO - Marinduque	8,454,000		8,454,000
PARO - Mindoro Occidental	4,590,000	3,228,000	7,818,000
PARO - Mindoro Oriental	16,241,000	606,000	16,847,000
PARO - Palawan	23,113,000	398,000	23,511,000
PARO - Romblon	4,464,000	6,000	4,470,000
Region V - Bicol	300,668,000	31,102,000	331,770,000

Regional Office V - Proper	7,020,000		7,020,000
PARO - Albay	48,684,000	5,638,000	54,322,000
PARO - Camarines Norte	28,428,000	4,636,000	33,064,000
PARO - Camarines Sur	102,163,000	6,637,000	108,800,000
PARO - Catanduanes	4,762,000		4,762,000
PARO - Masbate	75,278,000	10,765,000	86,043,000
PARO - Sorsogon	34,333,000	3,426,000	37,759,000

JANUARY 3, 2022	OFFICIAL GAZETTE	37
DEPARTMENT OF AGRARIAN REFORM

Region VI - Western Visayas	403,477,000	48,152,000	451,629,000

Regional Office VI - Proper	6,521,000		6,521,000
PARO - Aklan	11,070,000	126,000	11,196,000
PARO - Antique	22,832,000	678,000	23,510,000
PARO - Capiz	29,764,000	4,179,000	33,943,000
PARO - Guimaras	6,469,000	1,150,000	7,619,000
PARO - Iloilo	53,433,000	5,809,000	59,242,000
PARO - Negros Occidental	273,388,000	36,210,000	309,598,000
Region VII - Central Visayas	123,689,000	6,869,000	130,558,000

Regional Office VII - Proper	6,651,000		6,651,000
PARO - Bohol	33,448,000	835,000	34,283,000
PARO - Cebu	29,092,000	284,000	29,376,000
PARO - Negros Oriental	52,066,000	5,750,000	57,816,000
PARO - Siquijor	2,432,000		2,432,000
Region VIII - Eastern Visayas	294,724,000	9,258,000	303,982,000

Regional Office VIII - Proper	6,580,000		6,580,000
PARO - Biliran	2,794,000		2,794,000
PARO - Eastern Samar	27,892,000		27,892,000
PARO - Leyte	139,628,000	6,613,000	146,241,000
PARO - Northern Samar	43,453,000	1,983,000	45,436,000
PARO - Samar	57,568,000	584,000	58,152,000
PARO - Southern Leyte	16,809,000	78,000	16,887,000
Region IX - Zamboanga Peninsula	90,445,000	1,507,000	91,952,000

Regional Office IX- Proper	6,521,000		6,521,000
PARO - Zamboanga del Norte	30,335,000	659,000	30,994,000
PARO - Zamboanga del Sur	23,226,000	551,000	23,777,000
PARO - Zamboanga Sibugay	30,363,000	297,000	30,660,000
Region X - Northern Mindanao	153,961,000	6,072,000	160,033,000

Regional Office X - Proper	7,262,000		7,262,000
PARO - Bukidnon	46,447,000	3,717,000	50,164,000

38	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Camiguin	3,014,000		3,014,000
PARO - Lanao del Norte	67,758,000	2,330,000	70,088,000
PARO - Misamis Occidental	8,694,000		8,694,000
PARO - Misamis Oriental	20,786,000	25,000	20,811,000
Region XI - Davao	110,995,000	1,821,000	112,816,000

Regional Office XI - Proper	4,259,000		4,259,000
PARO - Davao City	11,700,000	115,000	11,815,000
PARO - Davao de Oro	25,248,000	226,000	25,474,000
PARO - Davao del Sur	15,130,000	248,000	15,378,000
PARO - Davao Occidental	6,291,000	27,000	6,318,000
PARO - Davao Oriental	22,414,000	447,000	22,861,000
PARO - Davao Province (del Norte)	25,953,000	758,000	26,711,000
Region XII - SOCCSKSARGEN	266,492,000	10,985,000	277,477,000

Regional Office XII - Proper	7,895,000		7,895,000
PARO - Cotabato Province (North)	100,633,000	2,391,000	103,024,000
PARO - Sarangani	41,023,000	2,240,000	43,263,000
PARO - South Cotabato	68,172,000	2,914,000	71,086,000
PARO - Sultan Kudarat	48,769,000	3,440,000	52,209,000
Region XIII - Caraga	126,438,000	5,700,000	132,138,000

Regional Office XIII - Proper	8,117,000		8,117,000
PARO - Agusan del Norte	18,632,000	706,000	19,338,000
PARO - Agusan del Sur	49,577,000	3,120,000	52,697,000
PARO - Surigao del Norte	16,634,000		16,634,000
PARO - Surigao del Sur	33,478,000	1,874,000	35,352,000
Non-Land Transfer Activities		9,513,000	9,513,000

National Capital Region (NCR)		954,000	954,000

Central Office		954,000	954,000
Region I - Ilocos		331,000	331,000

PARO - Ilocos Norte		105,000	105,000
PARO - Ilocos Sur		52,000	52,000

JANUARY 3, 2022	OFFICIAL GAZETTE	39
DEPARTMENT OF AGRARIAN REFORM

PARO - La Union	139,000	139,000
PARO - Pangasinan	35,000	35,000
Cordillera Administrative Region (CAR)	56,000	56,000

PARO - Abra	35,000	35,000
PARO - Ifugao	21,000	21,000
Region II - Cagayan Valley	189,000	189,000

PARO - Cagayan	70,000	70,000
PARO - Isabela	77,000	77,000
PARO - Nueva Vizcaya	21,000	21,000
PARO - Quirino	21,000	21,000
Region III - Central Luzon	116,000	116,000

PARO - Bataan	7,000	7,000
PARO - Bulacan	11,000	11,000
PARO - Nueva Ecija	70,000	70,000
PARO - Pampanga	28,000	28,000
Region IVA - CALABARZON	133,000	133,000

PARO - Batangas	21,000	21,000
PARO - Cavite	8,000	8,000
PARO - Laguna	28,000	28,000
PARO - Quezon I	35,000	35,000
PARO - Quezon II	25,000	25,000
PARO - Rizal	16,000	16,000
Region IVB - MIMAROPA	35,000	35,000

PARO - Mindoro Occidental	7,000	7,000
PARO - Romblon	28,000	28,000
Region V - Bicol	1,544,000	1,544,000

PARO - Albay	406,000	406,000
PARO - Camarines Norte	139,000	139,000
PARO - Camarines Sur	314,000	314,000
PARO - Catanduanes	372,000	372,000

40	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Masbate	105,000	105,000
PARO - Sorsogon	208,000	208,000
Region VI - Western Visayas	237,000	237,000

PARO - Aklan	35,000	35,000
PARO - Antique	7,000	7,000
PARO - Capiz	83,000	83,000
PARO - Guimaras	7,000	7,000
PARO - Iloilo	70,000	70,000
PARO - Negros Occidental	35,000	35,000
Region VII - Central Visayas	279,000	279,000

PARO - Bohol	139,000	139,000
PARO - Cebu	70,000	70,000
PARO - Negros Oriental	70,000	70,000
Region VIII - Eastern Visayas	2,395,000	2,395,000

PARO - Eastern Samar	1,041,000	1,041,000
PARO - Leyte	555,000	555,000
PARO - Northern Samar	139,000	139,000
PARO - Samar	417,000	417,000
PARO - Southern Leyte	243,000	243,000
Region IX - Zamboanga Peninsula	695,000	695,000

PARO - Zamboanga del Norte	208,000	208,000
PARO - Zamboanga del Sur	313,000	313,000
PARO - Zamboanga Sibugay	174,000	174,000
Region X - Northern Mindanao	409,000	409,000

PARO - Bukidnon	278,000	278,000
PARO - Lanao del Norte	70,000	70,000
PARO - Misamis Occidental	35,000	35,000
PARO - Misamis Oriental	26,000	26,000
Region XI - Davao	235,000	235,000

PARO - Davao de Oro	70,000	70,000

JANUARY 3, 2022	OFFICIAL GAZETTE	41
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao del Sur	28,000	28,000
PARO - Davao Occidental	11,000	11,000
PARO - Davao Oriental	56,000	56,000
PARO - Davao Province (del Norte)	70,000	70,000
Region XII - SOCCSKSARGEN	1,284,000	1,284,000

PARO - Cotabato Province (North)	694,000	694,000
PARO - South Cotabato	555,000	555,000
PARO - Sultan Kudarat	35,000	35,000
Region XIII - Caraga	621,000	621,000

PARO - Agusan del Norte	70,000	70,000
PARO - Agusan del Sur	105,000	105,000
PARO - Surigao del Norte	341,000	341,000
PARO - Surigao del Sur	105,000	105,000
Landowners’ Compensation by LBP	5,427,000	5,427,000

National Capital Region (NCR)	5,427,000	5,427,000

Central Office	5,427,000	5,427,000
Post - Land Distribution	52,093,000	52,093,000

Region I - Ilocos	1,092,000	1,092,000

PARO - Pangasinan	1,092,000	1,092,000
Cordillera Administrative Region (CAR)	2,173,000	2,173,000

PARO - Ifugao	104,000	104,000
PARO - Kalinga	2,069,000	2,069,000
Region II - Cagayan Valley	5,242,000	5,242,000

PARO - Cagayan	2,075,000	2,075,000
PARO - Isabela	2,452,000	2,452,000
PARO - Nueva Vizcaya	343,000	343,000
PARO - Quirino	372,000	372,000
Region III - Central Luzon	6,722,000	6,722,000

PARO - Aurora	10,000	10,000
PARO - Bataan	262,000	262,000

42	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Bulacan	60,000	60,000
PARO - Nueva Ecija	2,875,000	2,875,000
PARO - Pampanga	926,000	926,000
PARO - Tarlac	2,193,000	2,193,000
PARO - Zambales	396,000	396,000
Region IVA - CALABARZON	1,153,000	1,153,000

PARO - Batangas	88,000	88,000
PARO - Cavite	74,000	74,000
PARO - Laguna	168,000	168,000
PARO - Quezon I	153,000	153,000
PARO - Quezon II	414,000	414,000
PARO - Rizal	256,000	256,000
Region IVB - MIMAROPA	817,000	817,000

PARO - Marinduque	114,000	114,000
PARO - Mindoro Occidental	331,000	331,000
PARO - Mindoro Oriental	234,000	234,000
PARO - Palawan	96,000	96,000
PARO - Romblon	42,000	42,000
Region V - Bicol	2,893,000	2,893,000

PARO - Albay	908,000	908,000
PARO - Camarines Norte	82,000	82,000
PARO - Camarines Sur	870,000	870,000
PARO - Masbate	706,000	706,000
PARO - Sorsogon	327,000	327,000
Region VI - Western Visayas	7,213,000	7,213,000

PARO - Aklan	431,000	431,000
PARO - Antique	58,000	58,000
PARO - Capiz	370,000	370,000
PARO - Guimaras	19,000	19,000
PARO - Iloilo	4,542,000	4,542,000

JANUARY 3, 2022	OFFICIAL GAZETTE	43
DEPARTMENT OF AGRARIAN REFORM

PARO - Negros Occidental	1,793,000	1,793,000
Region VII - Central Visayas	3,584,000	3,584,000

PARO - Bohol	141,000	141,000
PARO - Cebu	1,081,000	1,081,000
PARO - Negros Oriental	2,362,000	2,362,000
Region VIII - Eastern Visayas	1,076,000	1,076,000

PARO - Biliran	2,000	2,000
PARO - Eastern Samar	3,000	3,000
PARO - Leyte	553,000	553,000
PARO - Northern Samar	146,000	146,000
PARO - Samar	310,000	310,000
PARO - Southern Leyte	62,000	62,000
Region IX - Zamboanga Peninsula	3,843,000	3,843,000

PARO - Zamboanga del Norte	394,000	394,000
PARO - Zamboanga del Sur	1,130,000	1,130,000
PARO - Zamboanga Sibugay	2,319,000	2,319,000
Region X - Northern Mindanao	2,714,000	2,714,000

PARO - Bukidnon	1,384,000	1,384,000
PARO - Lanao del Norte	1,016,000	1,016,000
PARO - Misamis Occidental	154,000	154,000
PARO - Misamis Oriental	160,000	160,000
Region XI - Davao	3,286,000	3,286,000

PARO - Davao City	10,000	10,000
PARO - Davao de Oro	2,694,000	2,694,000
PARO - Davao del Sur	92,000	92,000
PARO - Davao Occidental	42,000	42,000
PARO - Davao Oriental	81,000	81,000
PARO - Davao Province (del Norte)	367,000	367,000
Region XII - SOCCSKSARGEN	7,883,000	7,883,000

PARO - Cotabato Province (North)	2,606,000	2,606,000

44	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Sarangani		1,454,000	1,454,000
PARO - South Cotabato		1,127,000	1,127,000
PARO - Sultan Kudarat		2,696,000	2,696,000
Region XIII - Caraga		2,402,000	2,402,000

PARO - Agusan del Norte		611,000	611,000
PARO - Agusan del Sur		703,000	703,000
PARO - Surigao del Norte		378,000	378,000
PARO - Surigao del Sur		710,000	710,000
Supervision and Management and Processes Relative to Land Tenure Security Program	48,220,000	74,409,000	122,629,000

National Capital Region (NCR)	32,635,000	51,078,000	83,713,000

Central Office	32,635,000	51,078,000	83,713,000
Region I - Ilocos		212,000	212,000

Regional Office I - Proper		212,000	212,000
Cordillera Administrative Region (CAR)		262,000	262,000

CAR - Proper		262,000	262,000
Region II - Cagayan Valley	14,543,000	1,880,000	16,423,000

Regional Office II - Proper	1,936,000	1,880,000	3,816,000
PARO - Quirino	12,607,000		12,607,000
Region III - Central Luzon		1,453,000	1,453,000

Regional Office III - Proper		1,453,000	1,453,000
Region IVA - CALARBAZON		910,000	910,000

Regional Office IVA - Proper		910,000	910,000
Region IVB- MIMAROPA		561,000	561,000

Regional Office IVB - Proper		561,000	561,000
Region V - Bicol	684,000	3,910,000	4,594,000

Regional Office V - Proper		3,910,000	3,910,000
PARO - Camarines Sur	684,000		684,000
Region VI - Western Visayas		6,117,000	6,117,000

Regional Office VI - Proper		6,117,000	6,117,000

JANUARY 3, 2022	OFFICIAL GAZETTE	45
DEPARTMENT OF AGRARIAN REFORM

Region VII - Central Visayas		1,181,000		1,181,000

Regional Office VII - Proper		1,181,000		1,181,000
Region VIII - Eastern Visayas	358,000	1,401,000		1,759,000

Regional Office VIII - Proper		1,401,000		1,401,000
PARO - Leyte	358,000			358,000
Region IX - Zamboanga Peninsula		666,000		666,000

Regional Office IX - Proper		666,000		666,000
Region X - Northern Mindanao		1,012,000		1,012,000

Regional Office X - Proper		1,012,000		1,012,000
Region XI - Davao		588,000		588,000

Regional Office XI - Proper		588,000		588,000
Region XII - SOCCSKARGEN		2,218,000		2,218,000

Regional Office XII - Proper		2,218,000		2,218,000
Region XIII - Caraga		960,000		960,000

Regional Office XIII - Proper		960,000		960,000
Project(s)
Foreign-Assisted Project(s)
Support to Parcelization of Lands for Individual Titling (SPLIT) Project	123,850,000	2,017,578,000	410,613,000	2,552,041,000

Loan Proceeds		559,449,000	410,613,000	970,062,000

National Capital Region (NCR)		559,449,000	410,613,000	970,062,000

Central Office		559,449,000	410,613,000	970,062,000
GOP Counterpart	123,850,000	1,458,129,000		1,581,979,000

National Capital Region (NCR)	123,850,000	1,458,129,000		1,581,979,000

Central Office	123,850,000	1,458,129,000		1,581,979,000
Tiller’s Rights and Welfare Promoted	489,348,000	336,850,000		826,198,000

AGRARIAN JUSTICE DELIVERY PROGRAM	489,348,000	336,850,000		826,198,000

Supervision and management for effective delivery of legal services and adjudication of agrarian reform cases	39,694,000	42,530,000		82,224,000

National Capital Region (NCR)	35,100,000	24,185,000		59,285,000

Central Office	35,100,000	24,185,000		59,285,000

46	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region I - Ilocos		723,000	723,000

Regional Office I - Proper		723,000	723,000
Cordillera Administrative Region (CAR)		762,000	762,000

Regional Office CAR - Proper		762,000	762,000
Region II - Cagayan Valley	4,594,000	874,000	5,468,000

Regional Office II - Proper	2,576,000	874,000	3,450,000
PARO - Quirino	2,018,000		2,018,000
Region III - Central Luzon		1,890,000	1,890,000

Regional Office III - Proper		1,890,000	1,890,000
Region IVA - CALABARZON		1,950,000	1,950,000

Regional Office IVA - Proper		1,950,000	1,950,000
Region IVB - MIMAROPA		896,000	896,000

Regional Office IVB - Proper		896,000	896,000
Region V - Bicol		1,723,000	1,723,000

Regional Office V - Proper		1,723,000	1,723,000
Region VI - Western Visayas		2,160,000	2,160,000

Regional Office VI - Proper		2,160,000	2,160,000
Region VII - Central Visayas		640,000	640,000

Regional Office VII - Proper		640,000	640,000
Region VIII - Eastern Visayas		1,618,000	1,618,000

Regional Office VIII - Proper		1,618,000	1,618,000
Region IX - Zamboanga Peninsula		854,000	854,000

Regional Office IX - Proper		854,000	854,000
Region X - Northern Mindanao		1,270,000	1,270,000

Regional Office X - Proper		1,270,000	1,270,000
Region XI - Davao		894,000	894,000

Regional Office XI - Proper		894,000	894,000
Region XII - SOCCSKSARGEN		877,000	877,000

Regional Office XII - Proper		877,000	877,000

JANUARY 3, 2022	OFFICIAL GAZETTE	47
DEPARTMENT OF AGRARIAN REFORM

Region XIII - Caraga		1,214,000	1,214,000

Regional Office XIII - Proper		1,214,000	1,214,000
Adjudication of Agrarian Reform Cases	94,045,000	104,961,000	199,006,000

National Capital Region (NCR)		9,905,000	9,905,000
Central Office		9,905,000	9,905,000
Region I - Ilocos	4,158,000	3,491,000	7,649,000

Regional Office I - Proper	1,241,000	488,000	1,729,000
PARO - Ilocos Norte	919,000	302,000	1,221,000
PARO - Ilocos Sur	546,000	174,000	720,000
PARO - La Union	546,000	467,000	1,013,000
PARO - Pangasinan	906,000	2,060,000	2,966,000
Cordillera Administrative Region (CAR)	5,491,000	4,105,000	9,596,000

CAR - Proper	1,241,000	401,000	1,642,000
PARO - Abra	553,000	500,000	1,053,000
PARO - Apayao	915,000	554,000	1,469,000
PARO - Benguet	915,000	555,000	1,470,000
PARO - Ifugao		722,000	722,000
PARO - Kalinga	919,000	780,000	1,699,000
PARO - Mt. Province	948,000	593,000	1,541,000
Region II - Cagayan Valley	4,094,000	3,969,000	8,063,000

Regional Office II - Proper	1,039,000	110,000	1,149,000
PARO - Batanes		25,000	25,000
PARO - Cagayan	1,263,000	1,266,000	2,529,000
PARO - Isabela	436,000	1,535,000	1,971,000
PARO - Nueva Vizcaya	1,356,000	571,000	1,927,000
PARO - Quirino		462,000	462,000
Region III - Central Luzon	8,383,000	8,823,000	17,206,000

Regional Office III - Proper	1,234,000	634,000	1,868,000
PARO - Aurora	899,000	610,000	1,509,000
PARO - Bataan	911,000	671,000	1,582,000

48	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Bulacan	1,706,000	2,410,000	4,116,000
PARO - Nueva Ecija	911,000	1,970,000	2,881,000
PARO - Pampanga	1,355,000	1,017,000	2,372,000
PARO - Tarlac	1,367,000	860,000	2,227,000
PARO - Zambales		651,000	651,000
Region IVA - CALABARZON	7,180,000	3,103,000	10,283,000

Regional Office IVA - Proper	1,279,000	106,000	1,385,000
PARO - Batangas	1,362,000	471,000	1,833,000
PARO - Cavite	913,000	302,000	1,215,000
PARO - Laguna	908,000	435,000	1,343,000
PARO - Quezon I	906,000	390,000	1,296,000
PARO - Quezon II	913,000	838,000	1,751,000
PARO - Rizal	899,000	561,000	1,460,000
Region IVB - MIMAROPA	4,028,000	3,194,000	7,222,000

Regional Office IVB - Proper	1,268,000	154,000	1,422,000
PARO - Marinduque	541,000	260,000	801,000
PARO - Mindoro Occidental	929,000	1,178,000	2,107,000
PARO - Mindoro Oriental	361,000	811,000	1,172,000
PARO - Palawan		527,000	527,000
PARO - Romblon	929,000	264,000	1,193,000
Region V - Bicol	6,735,000	5,058,000	11,793,000

Regional Office V - Proper	2,052,000	229,000	2,281,000
PARO - Albay	1,349,000	771,000	2,120,000
PARO - Camarines Norte	541,000	590,000	1,131,000
PARO - Camarines Sur		1,538,000	1,538,000
PARO - Catanduanes	546,000	242,000	788,000
PARO - Masbate	899,000	586,000	1,485,000
PARO - Sorsogon	1,348,000	1,102,000	2,450,000
Region VI - Western Visayas	11,201,000	11,749,000	22,950,000

Regional Office VI - Proper	2,396,000	904,000	3,300,000

JANUARY 3, 2022	OFFICIAL GAZETTE	49
DEPARTMENT OF AGRARIAN REFORM

PARO - Aklan	919,000	644,000	1,563,000
PARO - Antique	902,000	979,000	1,881,000
PARO - Capiz	2,118,000	1,889,000	4,007,000
PARO - Guimaras		999,000	999,000
PARO - Iloilo	1,340,000	1,332,000	2,672,000
PARO - Negros Occidental	3,526,000	5,002,000	8,528,000
Region VII - Central Visayas	6,469,000	10,697,000	17,166,000

Regional Office VII - Proper	1,973,000	1,469,000	3,442,000
PARO - Bohol	2,078,000	4,028,000	6,106,000
PARO - Cebu	2,049,000	2,393,000	4,442,000
PARO - Negros Oriental	369,000	2,742,000	3,111,000
PARO - Siquijor		65,000	65,000
Region VIII - Eastern Visayas	8,797,000	16,145,000	24,942,000

Regional Office VIII - Proper	2,140,000	1,621,000	3,761,000
PARO - Biliran		1,835,000	1,835,000
PARO - Eastern Samar	902,000	2,182,000	3,084,000
PARO - Leyte	1,677,000	4,744,000	6,421,000
PARO - Northern Samar	1,688,000	2,291,000	3,979,000
PARO - Samar	1,045,000	1,232,000	2,277,000
PARO - Southern Leyte	1,345,000	2,240,000	3,585,000
Region IX - Zamboanga Peninsula	4,230,000	3,840,000	8,070,000

Regional Office IX - Proper	1,708,000	432,000	2,140,000
PARO - Zamboanga del Norte	361,000	1,168,000	1,529,000
PARO - Zamboanga del Sur	1,239,000	1,236,000	2,475,000
PARO - Zamboanga Sibugay	922,000	1,004,000	1,926,000
Region X - Northern Mindanao	6,370,000	7,822,000	14,192,000

Regional Office X - Proper	1,725,000	1,196,000	2,921,000
PARO - Bukidnon	1,700,000	3,007,000	4,707,000
PARO - Camiguin		152,000	152,000
PARO - Lanao del Norte	899,000	942,000	1,841,000

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PARO - Misamis Occidental	899,000	1,110,000	2,009,000
PARO - Misamis Oriental	1,147,000	1,415,000	2,562,000
Region XI - Davao	6,347,000	4,074,000	10,421,000

Regional Office XI - Proper	784,000	188,000	972,000
PARO - Davao City	908,000	710,000	1,618,000
PARO - Davao de Oro	899,000	1,178,000	2,077,000
PARO - Davao del Sur	985,000	488,000	1,473,000
PARO - Davao Occidental	541,000	102,000	643,000
PARO - Davao Oriental	908,000	545,000	1,453,000
PARO - Davao Province (del Norte)	1,322,000	863,000	2,185,000
Region XII - SOCCSKSARGEN	3,755,000	2,932,000	6,687,000

Regional Office XII - Proper	1,755,000	351,000	2,106,000
PARO - Cotabato Province (North)	913,000	1,087,000	2,000,000
PARO - Sarangani		366,000	366,000
PARO - South Cotabato	546,000	634,000	1,180,000
PARO - Sultan Kudarat	541,000	494,000	1,035,000
Region XIII - Caraga	6,807,000	6,054,000	12,861,000

Regional Office XIII - Proper	710,000	543,000	1,253,000
PARO - Agusan del Norte	1,356,000	1,419,000	2,775,000
PARO - Agusan del Sur	1,705,000	1,915,000	3,620,000
PARO - Surigao del Norte	1,357,000	1,501,000	2,858,000
PARO - Surigao del Sur	1,679,000	676,000	2,355,000
Resolution of Agrarian Law Implementation Cases		62,500,000	62,500,000

National Capital Region (NCR)		15,754,000	15,754,000

Central Office		15,754,000	15,754,000
Region I - Ilocos		1,828,000	1,828,000

Regional Office I - Proper		802,000	802,000
PARO - Ilocos Norte		184,000	184,000
PARO - Ilocos Sur		415,000	415,000
PARO - La Union		254,000	254,000

JANUARY 3, 2022	OFFICIAL GAZETTE	51
DEPARTMENT OF AGRARIAN REFORM

PARO - Pangasinan	173,000	173,000
Cordillera Administrative Region (CAR)	2,365,000	2,365,000

CAR - Proper	1,132,000	1,132,000
PARO - Abra	237,000	237,000
PARO - Apayao	247,000	247,000
PARO - Benguet	247,000	247,000
PARO - Ifugao	125,000	125,000
PARO - Kalinga	190,000	190,000
PARO - Mt. Province	187,000	187,000
Region II - Cagayan Valley	3,265,000	3,265,000

Regional Office II - Proper	1,418,000	1,418,000
PARO - Batanes	2,000	2,000
PARO - Cagayan	509,000	509,000
PARO - Isabela	806,000	806,000
PARO - Nueva Vizcaya	342,000	342,000
PARO - Quirino	188,000	188,000
Region III - Central Luzon	5,576,000	5,576,000

Regional Office III - Proper	2,487,000	2,487,000
PARO - Aurora	149,000	149,000
PARO - Bataan	217,000	217,000
PARO - Bulacan	593,000	593,000
PARO - Nueva Ecija	413,000	413,000
PARO - Pampanga	516,000	516,000
PARO - Tarlac	846,000	846,000
PARO - Zambales	355,000	355,000
Region IVA - CALABARZON	3,761,000	3,761,000

Regional Office IVA - Proper	2,498,000	2,498,000
PARO - Batangas	269,000	269,000
PARO - Cavite	50,000	50,000
PARO - Laguna	147,000	147,000

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PARO - Quezon I	225,000	225,000
PARO - Quezon II	165,000	165,000
PARO - Rizal	407,000	407,000
Region IVB - MIMAROPA	1,267,000	1,267,000

Regional Office IVB - Proper	677,000	677,000
PARO - Marinduque	59,000	59,000
PARO - Mindoro Occidental	147,000	147,000
PARO - Mindoro Oriental	93,000	93,000
PARO - Palawan	246,000	246,000
PARO - Romblon	45,000	45,000
Region V - Bicol	2,820,000	2,820,000

Regional Office V - Proper	1,095,000	1,095,000
PARO - Albay	211,000	211,000
PARO - Camarines Norte	150,000	150,000
PARO - Camarines Sur	894,000	894,000
PARO - Catanduanes	58,000	58,000
PARO - Masbate	190,000	190,000
PARO - Sorsogon	222,000	222,000
Region VI - Western Visayas	5,499,000	5,499,000

Regional Office VI - Proper	2,462,000	2,462,000
PARO - Aklan	269,000	269,000
PARO - Antique	52,000	52,000
PARO - Capiz	722,000	722,000
PARO - Guimaras	151,000	151,000
PARO - Iloilo	358,000	358,000
PARO - Negros Occidental	1,485,000	1,485,000
Region VII - Central Visayas	3,306,000	3,306,000

Regional Office VII - Proper	1,604,000	1,604,000
PARO - Bohol	389,000	389,000
PARO - Cebu	369,000	369,000

JANUARY 3, 2022	OFFICIAL GAZETTE	53
DEPARTMENT OF AGRARIAN REFORM

PARO - Negros Oriental	944,000	944,000
Region VIII - Eastern Visayas	2,379,000	2,379,000

Regional Office VIII - Proper	999,000	999,000
PARO - Biliran	70,000	70,000
PARO - Eastern Samar	340,000	340,000
PARO - Leyte	397,000	397,000
PARO - Northern Samar	203,000	203,000
PARO - Samar	216,000	216,000
PARO - Southern Leyte	154,000	154,000
Region IX - Zamboanga Peninsula	2,602,000	2,602,000

Regional Office IX - Proper	1,067,000	1,067,000
PARO - Zamboanga del Norte	460,000	460,000
PARO - Zamboanga del Sur	594,000	594,000
PARO - Zamboanga Sibugay	481,000	481,000
Region X - Northern Mindanao	3,120,000	3,120,000

Regional Office X - Proper	1,171,000	1,171,000
PARO - Bukidnon	792,000	792,000
PARO - Camiguin	35,000	35,000
PARO - Lanao del Norte	258,000	258,000
PARO - Misamis Occidental	329,000	329,000
PARO - Misamis Oriental	535,000	535,000
Region XI - Davao	1,898,000	1,898,000

Regional Office XI - Proper	1,221,000	1,221,000
PARO - Davao City	167,000	167,000
PARO - Davao de Oro	117,000	117,000
PARO - Davao del Sur	82,000	82,000
PARO - Davao Occidental	58,000	58,000
PARO - Davao Oriental	67,000	67,000
PARO - Davao Province (del Norte)	186,000	186,000

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Region XII - SOCCSKSARGEN		4,109,000	4,109,000

Regional Office XII - Proper		1,186,000	1,186,000
PARO - Cotabato Province (North)		1,641,000	1,641,000
PARO - Sarangani		410,000	410,000
PARO - South Cotabato		441,000	441,000
PARO - Sultan Kudarat		431,000	431,000
Region XIII - Caraga		2,951,000	2,951,000

Regional Office XIII - Proper		734,000	734,000
PARO - Agusan del Norte		233,000	233,000
PARO - Agusan del Sur		626,000	626,000
PARO - Surigao del Norte		1,040,000	1,040,000
PARO - Surigao del Sur		318,000	318,000
Provision of Agrarian Legal Assistance	355,609,000	126,859,000	482,468,000

National Capital Region (NCR)	25,872,000	16,130,000	42,002,000

Central Office	25,872,000	16,130,000	42,002,000
Region I - Ilocos	21,737,000	4,322,000	26,059,000

Regional Office I - Proper	3,314,000	176,000	3,490,000
PARO - Ilocos Norte	4,391,000	835,000	5,226,000
PARO - Ilocos Sur	4,881,000	684,000	5,565,000
PARO - La Union	4,261,000	1,111,000	5,372,000
PARO - Pangasinan	4,890,000	1,516,000	6,406,000
Cordillera Administrative Region (CAR)	20,177,000	7,158,000	27,335,000

CAR - Proper	4,669,000	160,000	4,829,000
PARO - Abra	3,215,000	1,028,000	4,243,000
PARO - Apayao	880,000	889,000	1,769,000
PARO - Benguet	3,206,000	2,173,000	5,379,000
PARO - Ifugao	3,910,000	586,000	4,496,000
PARO - Kalinga	3,395,000	1,257,000	4,652,000
PARO - Mt. Province	902,000	1,065,000	1,967,000

JANUARY 3, 2022	OFFICIAL GAZETTE	55
DEPARTMENT OF AGRARIAN REFORM

Region II - Cagayan Valley	16,378,000	7,062,000	23,440,000

Regional Office II - Proper	3,794,000	426,000	4,220,000
PARO - Batanes	541,000	132,000	673,000
PARO - Cagayan	2,845,000	1,658,000	4,503,000
PARO - Isabela	3,828,000	2,774,000	6,602,000
PARO - Nueva Vizcaya	2,531,000	1,248,000	3,779,000
PARO - Quirino	2,839,000	824,000	3,663,000
Region III - Central Luzon	26,656,000	10,481,000	37,137,000

Regional Office III - Proper	5,341,000	894,000	6,235,000
PARO - Aurora	1,577,000	443,000	2,020,000
PARO - Bataan	4,392,000	802,000	5,194,000
PARO - Bulacan	4,070,000	2,510,000	6,580,000
PARO - Nueva Ecija	4,421,000	2,330,000	6,751,000
PARO - Pampanga	3,314,000	1,127,000	4,441,000
PARO - Tarlac	2,988,000	1,765,000	4,753,000
PARO - Zambales	553,000	610,000	1,163,000
Region IVA - CALABARZON	24,100,000	8,420,000	32,520,000

Regional Office IVA - Proper	3,513,000	180,000	3,693,000
PARO - Batangas	4,321,000	2,214,000	6,535,000
PARO - Cavite	3,021,000	1,043,000	4,064,000
PARO - Laguna	2,125,000	1,967,000	4,092,000
PARO - Quezon I	2,709,000	944,000	3,653,000
PARO - Quezon II	4,409,000	770,000	5,179,000
PARO - Rizal	4,002,000	1,302,000	5,304,000
Region IVB - MIMAROPA	21,434,000	6,479,000	27,913,000

Regional Office IVB - Proper	3,313,000	902,000	4,215,000
PARO - Marinduque	2,132,000	295,000	2,427,000
PARO - Mindoro Occidental	3,709,000	1,343,000	5,052,000
PARO - Mindoro Oriental	4,783,000	2,602,000	7,385,000
PARO - Palawan	3,732,000	835,000	4,567,000

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PARO - Romblon	3,765,000	502,000	4,267,000
Region V - Bicol	32,981,000	9,094,000	42,075,000

Regional Office V - Proper	4,093,000	225,000	4,318,000
PARO - Albay	3,860,000	1,241,000	5,101,000
PARO - Camarines Norte	4,250,000	956,000	5,206,000
PARO - Camarines Sur	8,605,000	2,961,000	11,566,000
PARO - Catanduanes	3,588,000	802,000	4,390,000
PARO - Masbate	4,237,000	999,000	5,236,000
PARO - Sorsogon	4,348,000	1,910,000	6,258,000
Region VI - Western Visayas	32,008,000	10,856,000	42,864,000

Regional Office VI - Proper	5,813,000	481,000	6,294,000
PARO - Aklan	4,551,000	1,091,000	5,642,000
PARO - Antique	2,132,000	919,000	3,051,000
PARO - Capiz	4,809,000	2,189,000	6,998,000
PARO - Guimaras	2,105,000	1,078,000	3,183,000
PARO - Iloilo	3,550,000	1,631,000	5,181,000
PARO - Negros Occidental	9,048,000	3,467,000	12,515,000
Region VII - Central Visayas	16,860,000	9,321,000	26,181,000

Regional Office VII - Proper	4,024,000	1,168,000	5,192,000
PARO - Bohol	3,585,000	3,291,000	6,876,000
PARO - Cebu	4,356,000	2,603,000	6,959,000
PARO - Negros Oriental	3,998,000	2,026,000	6,024,000
PARO - Siquijor	897,000	233,000	1,130,000
Region VIII - Eastern Visayas	27,895,000	9,879,000	37,774,000

Regional Office VIII - Proper	4,408,000	929,000	5,337,000
PARO - Biliran	541,000	681,000	1,222,000
PARO - Eastern Samar	4,808,000	1,434,000	6,242,000
PARO - Leyte	4,215,000	2,664,000	6,879,000
PARO - Northern Samar	4,469,000	1,730,000	6,199,000
PARO - Samar	4,642,000	1,507,000	6,149,000

JANUARY 3, 2022	OFFICIAL GAZETTE	57
DEPARTMENT OF AGRARIAN REFORM

PARO - Southern Leyte	4,812,000	934,000	5,746,000
Region IX - Zamboanga Peninsula	16,670,000	4,567,000	21,237,000

Regional Office IX - Proper	5,290,000	592,000	5,882,000
PARO - Zamboanga del Norte	4,822,000	1,494,000	6,316,000
PARO - Zamboanga del Sur	3,530,000	1,529,000	5,059,000
PARO - Zamboanga Sibugay	3,028,000	952,000	3,980,000
Region X - Northern Mindanao	19,932,000	7,372,000	27,304,000

Regional Office X - Proper	5,867,000	505,000	6,372,000
PARO - Bukidnon	3,216,000	2,841,000	6,057,000
PARO - Camiguin		259,000	259,000
PARO - Lanao del Norte	4,800,000	1,178,000	5,978,000
PARO - Misamis Occidental	1,790,000	1,102,000	2,892,000
PARO - Misamis Oriental	4,259,000	1,487,000	5,746,000
Region XI - Davao	19,338,000	5,287,000	24,625,000

Regional Office XI - Proper	4,038,000	311,000	4,349,000
PARO - Davao City	4,068,000	1,029,000	5,097,000
PARO - Davao de Oro	3,745,000	1,122,000	4,867,000
PARO - Davao del Sur	2,324,000	695,000	3,019,000
PARO - Davao Occidental		598,000	598,000
PARO - Davao Oriental	2,126,000	634,000	2,760,000
PARO - Davao Province (del Norte)	3,037,000	898,000	3,935,000
Region XII - SOCCSKSARGEN	16,950,000	5,236,000	22,186,000

Regional Office XII - Proper	5,161,000	389,000	5,550,000
PARO - Cotabato Province (North)	3,021,000	2,009,000	5,030,000
PARO - Sarangani	1,569,000	993,000	2,562,000
PARO - South Cotabato	4,372,000	902,000	5,274,000
PARO - Sultan Kudarat	2,827,000	943,000	3,770,000
Region XIII - Caraga	16,621,000	5,195,000	21,816,000

Regional Office XIII - Proper	4,506,000	161,000	4,667,000
PARO - Agusan del Norte	2,662,000	1,094,000	3,756,000

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PARO - Agusan del Sur	1,437,000	1,723,000		3,160,000
PARO - Surigao del Norte	3,762,000	1,193,000		4,955,000
PARO - Surigao del Sur	4,254,000	1,024,000		5,278,000
Agrarian Reform Areas Improved	655,745,000	647,912,000	10,200,000	1,313,857,000

AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM	655,745,000	647,912,000	10,200,000	1,313,857,000

Supervision and management for effective delivery of support services	51,023,000	74,883,000		125,906,000

National Capital Region (NCR)	36,199,000	16,208,000		52,407,000

Central Office	36,199,000	16,208,000		52,407,000
Region I - Ilocos		2,966,000		2,966,000

Regional Office I - Proper		758,000		758,000
PARO - Ilocos Norte		550,000		550,000
PARO - Ilocos Sur		566,000		566,000
PARO - La Union		458,000		458,000
PARO - Pangasinan		634,000		634,000
Cordillera Administrative Region (CAR)		3,612,000		3,612,000

CAR - Proper		902,000		902,000
PARO - Abra		285,000		285,000
PARO - Apayao		306,000		306,000
PARO - Benguet		575,000		575,000
PARO - Ifugao		406,000		406,000
PARO - Kalinga		646,000		646,000
PARO - Mt. Province		492,000		492,000
Region II - Cagayan Valley	1,321,000	3,605,000		4,926,000

Regional Office II - Proper	1,321,000	653,000		1,974,000
PARO - Batanes		141,000		141,000
PARO - Cagayan		719,000		719,000
PARO - Isabela		1,103,000		1,103,000
PARO - Nueva Vizcaya		627,000		627,000
PARO - Quirino		362,000		362,000

JANUARY 3, 2022	OFFICIAL GAZETTE	59
DEPARTMENT OF AGRARIAN REFORM

Region III - Central Luzon	3,086,000	5,441,000	8,527,000

Regional Office III - Proper	3,086,000	1,252,000	4,338,000
PARO - Aurora		354,000	354,000
PARO - Bataan		390,000	390,000
PARO - Bulacan		620,000	620,000
PARO - Nueva Ecija		1,040,000	1,040,000
PARO - Pampanga		735,000	735,000
PARO - Tarlac		615,000	615,000
PARO - Zambales		435,000	435,000
Region IVA - CALABARZON		2,329,000	2,329,000

Regional Office IVA - Proper		565,000	565,000
PARO - Batangas		293,000	293,000
PARO - Cavite		231,000	231,000
PARO - Laguna		266,000	266,000
PARO - Quezon I		347,000	347,000
PARO - Quezon II		427,000	427,000
PARO - Rizal		200,000	200,000
Region IVB - MIMAROPA		2,565,000	2,565,000

Regional Office IVB - Proper		993,000	993,000
PARO - Marinduque		250,000	250,000
PARO - Mindoro Occidental		290,000	290,000
PARO - Mindoro Oriental		422,000	422,000
PARO - Palawan		359,000	359,000
PARO - Romblon		251,000	251,000
Region V - Bicol	1,371,000	5,956,000	7,327,000

Regional Office V - Proper		2,069,000	2,069,000
PARO - Albay		602,000	602,000
PARO - Camarines Norte		459,000	459,000
PARO - Camarines Sur		1,334,000	1,334,000
PARO - Catanduanes		413,000	413,000

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PARO - Masbate		439,000	439,000
PARO - Sorsogon	1,371,000	640,000	2,011,000
Region VI - Western Visayas	502,000	5,815,000	6,317,000

Regional Office VI - Proper		1,770,000	1,770,000
PARO - Aklan		225,000	225,000
PARO - Antique		338,000	338,000
PARO - Capiz		470,000	470,000
PARO - Guimaras		245,000	245,000
PARO - Iloilo		661,000	661,000
PARO - Negros Occidental	502,000	2,106,000	2,608,000
Region VII - Central Visayas		3,193,000	3,193,000

Regional Office VII - Proper		846,000	846,000
PARO - Bohol		645,000	645,000
PARO - Cebu		605,000	605,000
PARO - Negros Oriental		934,000	934,000
PARO - Siquijor		163,000	163,000
Region VIII - Eastern Visayas		4,987,000	4,987,000

Regional Office VIII - Proper		2,126,000	2,126,000
PARO - Biliran		316,000	316,000
PARO - Eastern Samar		459,000	459,000
PARO - Leyte		763,000	763,000
PARO - Northern Samar		438,000	438,000
PARO - Samar		434,000	434,000
PARO - Southern Leyte		451,000	451,000
Region IX - Zamboanga Peninsula	3,629,000	3,558,000	7,187,000

Regional Office IX - Proper	3,629,000	806,000	4,435,000
PARO - Zamboanga del Norte		935,000	935,000
PARO - Zamboanga del Sur		942,000	942,000
PARO - Zamboanga Sibugay		875,000	875,000

JANUARY 3, 2022	OFFICIAL GAZETTE	61
DEPARTMENT OF AGRARIAN REFORM

Region X - Northern Mindanao		3,601,000	3,601,000

Regional Office X - Proper		1,720,000	1,720,000
PARO - Bukidnon		522,000	522,000
PARO - Camiguin		134,000	134,000
PARO - Lanao del Norte		356,000	356,000
PARO - Misamis Occidental		418,000	418,000
PARO - Misamis Oriental		451,000	451,000
Region XI - Davao	4,915,000	3,834,000	8,749,000

Regional Office XI - Proper	4,915,000	1,343,000	6,258,000
PARO - Davao City		379,000	379,000
PARO - Davao de Oro		493,000	493,000
PARO - Davao del Sur		419,000	419,000
PARO - Davao Occidental		151,000	151,000
PARO - Davao Oriental		426,000	426,000
PARO - Davao Province (del Norte)		623,000	623,000
Region XII - SOCCSKSARGEN		3,404,000	3,404,000

Regional Office XII - Proper		709,000	709,000
PARO - Cotabato Province (North)		762,000	762,000
PARO - Sarangani		555,000	555,000
PARO - South Cotabato		566,000	566,000
PARO - Sultan Kudarat		812,000	812,000
Region XIII - Caraga		3,809,000	3,809,000
Regional Office XIII - Proper		1,218,000	1,218,000
PARO - Agusan del Norte		580,000	580,000
PARO - Agusan del Sur		879,000	879,000
PARO - Surigao del Norte		610,000	610,000
PARO - Surigao del Sur		522,000	522,000
Social Infrastructure Building	601,422,000	94,518,000	695,940,000

National Capital Region (NCR)		1,041,000	1,041,000

Central Office		1,041,000	1,041,000

62	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region I - Ilocos	37,865,000	4,364,000	42,229,000

Regional Office I - Proper	5,961,000		5,961,000
PARO - Ilocos Norte	8,725,000	1,182,000	9,907,000
PARO - Ilocos Sur	6,760,000	1,158,000	7,918,000
PARO - La Union	7,037,000	806,000	7,843,000
PARO - Pangasinan	9,382,000	1,218,000	10,600,000
Cordillera Administrative Region (CAR)	40,305,000	3,141,000	43,446,000

CAR - Proper	4,262,000		4,262,000
PARO - Abra	6,981,000	737,000	7,718,000
PARO - Apayao	4,977,000	454,000	5,431,000
PARO - Benguet	6,950,000	336,000	7,286,000
PARO - Ifugao	8,256,000	194,000	8,450,000
PARO - Kalinga	4,865,000	644,000	5,509,000
PARO - Mt. Province	4,014,000	776,000	4,790,000
Region II - Cagayan Valley	35,782,000	4,831,000	40,613,000

Regional Office II - Proper	3,857,000		3,857,000
PARO - Batanes	581,000	159,000	740,000
PARO - Cagayan	12,029,000	1,021,000	13,050,000
PARO - Isabela	9,484,000	1,829,000	11,313,000
PARO - Nueva Vizcaya	6,211,000	1,314,000	7,525,000
PARO - Quirino	3,620,000	508,000	4,128,000
Region III - Central Luzon	55,003,000	9,703,000	64,706,000

Regional Office III - Proper	581,000		581,000
PARO - Aurora	8,218,000	545,000	8,763,000
PARO - Bataan	8,973,000	966,000	9,939,000
PARO - Bulacan	5,228,000	1,410,000	6,638,000
PARO - Nueva Ecija	11,910,000	2,372,000	14,282,000
PARO - Pampanga	7,375,000	1,621,000	8,996,000
PARO - Tarlac	9,707,000	1,679,000	11,386,000
PARO - Zambales	3,011,000	1,110,000	4,121,000

JANUARY 3, 2022	OFFICIAL GAZETTE	63
DEPARTMENT OF AGRARIAN REFORM

Region IVA - CALABARZON	42,002,000	4,127,000	46,129,000

Regional Office IVA - Proper	4,424,000		4,424,000
PARO - Batangas	6,951,000	890,000	7,841,000
PARO - Cavite	5,228,000	508,000	5,736,000
PARO - Laguna	6,445,000	602,000	7,047,000
PARO - Quezon I	7,208,000	628,000	7,836,000
PARO - Quezon II	5,551,000	1,103,000	6,654,000
PARO - Rizal	6,195,000	396,000	6,591,000
Region IVB - MIMAROPA	25,693,000	2,428,000	28,121,000

PARO - Marinduque	5,430,000	531,000	5,961,000
PARO - Mindoro Occidental	7,252,000	598,000	7,850,000
PARO - Mindoro Oriental	3,540,000	567,000	4,107,000
PARO - Palawan	5,949,000	451,000	6,400,000
PARO - Romblon	3,522,000	281,000	3,803,000
Region V - Bicol	65,872,000	6,080,000	71,952,000

Regional Office V - Proper	4,835,000		4,835,000
PARO - Albay	10,843,000	1,039,000	11,882,000
PARO - Camarines Norte	5,238,000	690,000	5,928,000
PARO - Camarines Sur	22,570,000	1,900,000	24,470,000
PARO - Catanduanes	6,618,000	710,000	7,328,000
PARO - Masbate	10,446,000	857,000	11,303,000
PARO - Sorsogon	5,322,000	884,000	6,206,000
Region VI - Western Visayas	66,953,000	7,815,000	74,768,000

Regional Office VI - Proper	5,277,000		5,277,000
PARO - Aklan	8,032,000	385,000	8,417,000
PARO - Antique	7,129,000	386,000	7,515,000
PARO - Capiz	5,427,000	378,000	5,805,000
PARO - Guimaras	7,393,000	386,000	7,779,000
PARO - Iloilo	11,111,000	410,000	11,521,000
PARO - Negros Occidental	22,584,000	5,870,000	28,454,000

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Region VII - Central Visayas	27,000,000	7,335,000	34,335,000

Regional Office VII - Proper	5,169,000		5,169,000
PARO - Bohol	5,679,000	1,693,000	7,372,000
PARO - Cebu	6,789,000	2,035,000	8,824,000
PARO - Negros Oriental	7,118,000	3,252,000	10,370,000
PARO - Siquijor	2,245,000	355,000	2,600,000
Region VIII - Eastern Visayas	39,776,000	7,972,000	47,748,000

Regional Office VIII - Proper	6,461,000		6,461,000
PARO - Biliran	1,921,000	503,000	2,424,000
PARO - Eastern Samar	4,437,000	1,246,000	5,683,000
PARO - Leyte	9,453,000	2,606,000	12,059,000
PARO - Northern Samar	6,933,000	1,030,000	7,963,000
PARO - Samar	3,544,000	1,589,000	5,133,000
PARO - Southern Leyte	7,027,000	998,000	8,025,000
Region IX - Zamboanga Peninsula	25,142,000	5,433,000	30,575,000

PARO - Zamboanga del Norte	6,527,000	1,867,000	8,394,000
PARO - Zamboanga del Sur	10,629,000	1,763,000	12,392,000
PARO - Zamboanga Sibugay	7,986,000	1,803,000	9,789,000
Region X - Northern Mindanao	32,774,000	5,562,000	38,336,000

Regional Office X - Proper	5,623,000		5,623,000
PARO - Bukidnon	8,779,000	1,666,000	10,445,000
PARO - Camiguin	1,151,000	212,000	1,363,000
PARO - Lanao del Norte	5,378,000	1,418,000	6,796,000
PARO - Misamis Occidental	7,261,000	999,000	8,260,000
PARO - Misamis Oriental	4,582,000	1,267,000	5,849,000
Region XI - Davao	31,729,000	7,058,000	38,787,000

PARO - Davao City	5,727,000	842,000	6,569,000
PARO - Davao de Oro	6,751,000	1,059,000	7,810,000
PARO - Davao del Sur	2,317,000	1,258,000	3,575,000
PARO - Davao Occidental	1,709,000	458,000	2,167,000

JANUARY 3, 2022	OFFICIAL GAZETTE	65
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao Oriental	5,546,000	1,554,000	7,100,000
PARO - Davao Province (del Norte)	9,679,000	1,887,000	11,566,000
Region XII - SOCCSKSARGEN	46,583,000	13,159,000	59,742,000

Regional Office XII - Proper	5,986,000		5,986,000
PARO - Cotabato Province (North)	9,312,000	4,398,000	13,710,000
PARO - Sarangani	6,744,000	2,341,000	9,085,000
PARO - South Cotabato	12,284,000	3,058,000	15,342,000
PARO - Sultan Kudarat	12,257,000	3,362,000	15,619,000
Region XIII - Caraga	28,943,000	4,469,000	33,412,000

PARO - Agusan del Norte	5,748,000	1,470,000	7,218,000
PARO - Agusan del Sur	8,918,000	1,181,000	10,099,000
PARO - Surigao del Norte	7,528,000	561,000	8,089,000
PARO - Surigao del Sur	6,749,000	1,257,000	8,006,000
Enterprise Development and Economic Support		183,010,000	183,010,000

National Capital Region (NCR)		15,016,000	15,016,000

Central Office		15,016,000	15,016,000
Region I - Ilocos		10,143,000	10,143,000

Regional Office I - Proper		124,000	124,000
PARO - Ilocos Norte		2,128,000	2,128,000
PARO - Ilocos Sur		2,033,000	2,033,000
PARO - La Union		1,743,000	1,743,000
PARO - Pangasinan		4,115,000	4,115,000
Cordillera Administrative Region (CAR)		8,515,000	8,515,000

CAR - Proper		140,000	140,000
PARO - Abra		979,000	979,000
PARO - Apayao		1,426,000	1,426,000
PARO - Benguet		1,419,000	1,419,000
PARO - Ifugao		1,429,000	1,429,000
PARO - Kalinga		1,606,000	1,606,000
PARO - Mt. Province		1,516,000	1,516,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	8,070,000	8,070,000

Regional Office II - Proper	108,000	108,000
PARO - Batanes	312,000	312,000
PARO - Cagayan	1,812,000	1,812,000
PARO - Isabela	2,816,000	2,816,000
PARO - Nueva Vizcaya	1,908,000	1,908,000
PARO - Quirino	1,114,000	1,114,000
Region III - Central Luzon	14,781,000	14,781,000

Regional Office III - Proper	96,000	96,000
PARO - Aurora	1,460,000	1,460,000
PARO - Bataan	1,391,000	1,391,000
PARO - Bulacan	1,850,000	1,850,000
PARO - Nueva Ecija	3,752,000	3,752,000
PARO - Pampanga	2,986,000	2,986,000
PARO - Tarlac	1,784,000	1,784,000
PARO - Zambales	1,462,000	1,462,000
Region IVA - CALABARZON	6,162,000	6,162,000

Regional Office IVA - Proper	60,000	60,000
PARO - Batangas	1,475,000	1,475,000
PARO - Cavite	1,045,000	1,045,000
PARO - Laguna	729,000	729,000
PARO - Quezon I	1,342,000	1,342,000
PARO - Quezon II	816,000	816,000
PARO - Rizal	695,000	695,000
Region IVB - MIMAROPA	9,583,000	9,583,000

Regional Office IVB - Proper	112,000	112,000
PARO - Marinduque	1,051,000	1,051,000
PARO - Mindoro Occidental	1,821,000	1,821,000
PARO - Mindoro Oriental	2,085,000	2,085,000
PARO - Palawan	2,702,000	2,702,000

JANUARY 3, 2022	OFFICIAL GAZETTE	67
DEPARTMENT OF AGRARIAN REFORM

PARO - Romblon	1,812,000	1,812,000
Region V - Bicol	17,165,000	17,165,000

Regional Office V - Proper	88,000	88,000
PARO - Albay	2,365,000	2,365,000
PARO - Camarines Norte	2,481,000	2,481,000
PARO - Camarines Sur	5,934,000	5,934,000
PARO - Catanduanes	1,703,000	1,703,000
PARO - Masbate	2,536,000	2,536,000
PARO - Sorsogon	2,058,000	2,058,000
Region VI - Western Visayas	18,713,000	18,713,000

Regional Office VI - Proper	184,000	184,000
PARO - Aklan	2,760,000	2,760,000
PARO - Antique	1,674,000	1,674,000
PARO - Capiz	2,421,000	2,421,000
PARO - Guimaras	1,160,000	1,160,000
PARO - Iloilo	2,182,000	2,182,000
PARO - Negros Occidental	8,332,000	8,332,000
Region VII - Central Visayas	9,629,000	9,629,000

Regional Office VII - Proper	92,000	92,000
PARO - Bohol	2,831,000	2,831,000
PARO - Cebu	2,283,000	2,283,000
PARO - Negros Oriental	3,013,000	3,013,000
PARO - Siquijor	1,410,000	1,410,000
Region VIII - Eastern Visayas	10,842,000	10,842,000

Regional Office VIII - Proper	80,000	80,000
PARO - Biliran	1,431,000	1,431,000
PARO - Eastern Samar	1,933,000	1,933,000
PARO - Leyte	2,403,000	2,403,000
PARO - Northern Samar	1,461,000	1,461,000
PARO - Samar	1,832,000	1,832,000

68	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Southern Leyte	1,702,000	1,702,000
Region IX - Zamboanga Peninsula	7,852,000	7,852,000

Regiona Office IX - Proper	76,000	76,000
PARO - Zamboanga del Norte	2,184,000	2,184,000
PARO - Zamboanga del Sur	3,070,000	3,070,000
PARO - Zamboanga Sibugay	2,522,000	2,522,000
Region X - Northern Mindanao	13,492,000	13,492,000

Regional Office X - Proper	152,000	152,000
PARO - Bukidnon	4,776,000	4,776,000
PARO - Camiguin	619,000	619,000
PARO - Lanao del Norte	937,000	937,000
PARO - Misamis Occidental	2,218,000	2,218,000
PARO - Misamis Oriental	4,790,000	4,790,000
Region XI - Davao	11,781,000	11,781,000

Regional Office XI - Proper	128,000	128,000
PARO - Davao City	1,863,000	1,863,000
PARO - Davao de Oro	2,510,000	2,510,000
PARO - Davao del Sur	1,758,000	1,758,000
PARO - Davao Occidental	1,352,000	1,352,000
PARO - Davao Oriental	2,267,000	2,267,000
PARO - Davao Province (del Norte)	1,903,000	1,903,000
Region XII - SOCCSKSARGEN	11,277,000	11,277,000

Regional Office XII - Proper	120,000	120,000
PARO - Cotabato Province (North)	4,464,000	4,464,000
PARO - Sarangani	2,653,000	2,653,000
PARO - South Cotabato	2,345,000	2,345,000
PARO - Sultan Kudarat	1,695,000	1,695,000
Region XIII - Caraga	9,989,000	9,989,000

Regional Office XIII - Proper	96,000	96,000
PARO - Agusan del Norte	2,108,000	2,108,000

JANUARY 3, 2022	OFFICIAL GAZETTE	69
DEPARTMENT OF AGRARIAN REFORM

PARO - Agusan del Sur	2,190,000	2,190,000
PARO - Surigao del Norte	2,142,000	2,142,000
PARO - Surigao del Sur	3,453,000	3,453,000
Climate Resilient Farm Productivity Support	240,810,000	240,810,000

National Capital Region (NCR)	18,090,000	18,090,000

Central Office	18,090,000	18,090,000
Region I - Ilocos	27,624,000	27,624,000

PARO - Ilocos Norte	7,648,000	7,648,000
PARO - Ilocos Sur	7,560,000	7,560,000
PARO - La Union	4,768,000	4,768,000
PARO - Pangasinan	7,648,000	7,648,000
Cordillera Administrative Region (CAR)	18,528,000	18,528,000

PARO - Abra	2,880,000	2,880,000
PARO - Apayao	2,160,000	2,160,000
PARO - Benguet	3,416,000	3,416,000
PARO - Ifugao	3,056,000	3,056,000
PARO - Kalinga	4,768,000	4,768,000
PARO - Mt. Province	2,248,000	2,248,000
Region II - Cagayan Valley	12,680,000	12,680,000

PARO - Batanes	1,800,000	1,800,000
PARO - Cagayan	2,336,000	2,336,000
PARO - Isabela	4,048,000	4,048,000
PARO - Nueva Vizcaya	2,248,000	2,248,000
PARO - Quirino	2,248,000	2,248,000
Region III - Central Luzon	20,880,000	20,880,000

PARO - Aurora	1,080,000	1,080,000
PARO - Bataan	2,160,000	2,160,000
PARO - Bulacan	3,240,000	3,240,000
PARO - Nueva Ecija	4,320,000	4,320,000
PARO - Pampanga	3,240,000	3,240,000

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GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Tarlac	4,680,000	4,680,000
PARO - Zambales	2,160,000	2,160,000
Region IVA - CALABARZON	9,536,000	9,536,000

PARO - Batangas	1,800,000	1,800,000
PARO - Cavite	1,440,000	1,440,000
PARO - Laguna	1,440,000	1,440,000
PARO - Quezon I	1,528,000	1,528,000
PARO - Quezon II	1,888,000	1,888,000
PARO - Rizal	1,440,000	1,440,000
Region IVB - MIMAROPA	11,424,000	11,424,000

PARO - Marinduque	1,888,000	1,888,000
PARO - Mindoro Occidental	2,880,000	2,880,000
PARO - Mindoro Oriental	2,608,000	2,608,000
PARO - Palawan	2,160,000	2,160,000
PARO - Romblon	1,888,000	1,888,000
Region V - Bicol	24,648,000	24,648,000

PARO - Albay	1,888,000	1,888,000
PARO - Camarines Norte	1,888,000	1,888,000
PARO - Camarines Sur	7,648,000	7,648,000
PARO - Catanduanes	5,848,000	5,848,000
PARO - Masbate	5,128,000	5,128,000
PARO - Sorsogon	2,248,000	2,248,000
Region VI - Western Visayas	19,248,000	19,248,000

PARO - Aklan	1,528,000	1,528,000
PARO - Antique	1,440,000	1,440,000
PARO - Capiz	1,888,000	1,888,000
PARO - Guimaras	1,528,000	1,528,000
PARO - Iloilo	2,968,000	2,968,000
PARO - Negros Occidental	9,896,000	9,896,000
Region VII - Central Visayas	15,832,000	15,832,000

JANUARY 3, 2022	OFFICIAL GAZETTE	71
DEPARTMENT OF AGRARIAN REFORM

PARO - Bohol	3,688,000	3,688,000
PARO - Cebu	1,888,000	1,888,000
PARO - Negros Oriental	8,728,000	8,728,000
PARO - Siquijor	1,528,000	1,528,000
Region VIII - Eastern Visayas	12,408,000	12,408,000

PARO - Biliran	1,528,000	1,528,000
PARO - Eastern Samar	2,968,000	2,968,000
PARO - Leyte	1,888,000	1,888,000
PARO - Northern Samar	2,248,000	2,248,000
PARO - Samar	1,888,000	1,888,000
PARO - Southern Leyte	1,888,000	1,888,000
Region IX - Zamboanga Peninsula	7,824,000	7,824,000

PARO - Zamboanga del Norte	2,608,000	2,608,000
PARO - Zamboanga del Sur	2,608,000	2,608,000
PARO - Zamboanga Sibugay	2,608,000	2,608,000
Region X - Northern Mindanao	12,952,000	12,952,000

PARO - Bukidnon	3,328,000	3,328,000
PARO - Camiguin	1,440,000	1,440,000
PARO - Lanao del Norte	2,968,000	2,968,000
PARO - Misamis Occidental	2,608,000	2,608,000
PARO - Misamis Oriental	2,608,000	2,608,000
Region XI - Davao	11,960,000	11,960,000

PARO - Davao City	1,888,000	1,888,000
PARO - Davao de Oro	1,528,000	1,528,000
PARO - Davao del Sur	2,968,000	2,968,000
PARO - Davao Occidental	2,248,000	2,248,000
PARO - Davao Oriental	1,800,000	1,800,000
PARO - Davao Province (del Norte)	1,528,000	1,528,000
Region XII - SOCCSKSARGEN	7,552,000	7,552,000

PARO - Cotabato Province (North)	2,968,000	2,968,000

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GENERAL APPROPRIATIONS ACT, FY 2022

PARO - Sarangani				1,888,000				1,888,000
PARO - South Cotabato				1,888,000				1,888,000
PARO - Sultan Kudarat				808,000				808,000
Region XIII - Caraga				9,624,000				9,624,000

PARO - Agusan del Norte				3,688,000				3,688,000
PARO - Agusan del Sur				2,248,000				2,248,000
PARO - Surigao del Norte				1,440,000				1,440,000
PARO - Surigao del Sur				2,248,000				2,248,000
Project(s)
Foreign-Assisted Project(s)		3,300,000		54,691,000		10,200,000		68,191,000

Convergence on Value Chain Enhancement for Rural Growth and Empowerment Project (CONVERGE)		3,300,000		54,691,000		10,200,000		68,191,000

Loan Proceeds				46,923,000		10,116,000		57,039,000

National Capital Region (NCR)				46,923,000		10,116,000		57,039,000

Central Office				46,923,000		10,116,000		57,039,000
GOP Counterpart		3,300,000		7,768,000		84,000		11,152,000

National Capital Region (NCR)		3,300,000		7,768,000		84,000		11,152,000

Central Office		3,300,000		7,768,000		84,000		11,152,000

Sub-total, Operations		3,644,673,000		3,429,105,000		420,813,000		7,494,591,000

TOTAL NEW APPROPRIATIONS	₱	4,786,076,000	₱	4,816,460,000	₱	420,813,000	₱	10,023,349,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,434,868

Total Permanent Positions	3,434,868

Other Compensation Common to All
Personnel Economic Relief Allowance	194,712
Representation Allowance	71,460
Transportation Allowance	70,398
Clothing and Uniform Allowance	48,678

JANUARY 3, 2022	OFFICIAL GAZETTE	73
DEPARTMENT OF AGRARIAN REFORM

Honoraria	127,150
Mid-Year Bous - Civilian	286,238
Year End Bonus	286,238
Cash Gift	40,565
Productivity Enhancement Incentive	40,565
Step Increment	8,593

Total Other Compensation Common to All	1,174,597

Other Benefits
PAG-IBIG Contributions	9,723
PhilHealth Contributions	56,179
Employees Compensation Insurance Premiums	9,723
Terminal Leave	100,986

Total Other Benefits	176,611

Total Personnel Services	4,786,076

Maintenance and Other Operating Expenses
Travelling Expenses	565,229
Training and Scholarship Expenses	252,170
Supplies and Materials Expenses	392,475
Utility Expenses	149,421
Communication Expenses	154,357
Awards/Rewards and Prizes	586
Survey, Research, Exploration and Development Expenses	1,087,727
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,955
Professional Services	861,397
General Services	286,256
Repairs and Maintenance	131,522
Financial Assistance/Subsidy	326,569
Taxes, Insurance Premiums and Other Fees	20,205
Other Maintenance and Operating Expenses
Advertising Expenses	6,299
Printing and Publication Expenses	17,024
Representation Expenses	92,207
Transportation and Delivery Expenses	16,226
Rent/Lease Expenses	161,737
Membership Dues and Contributions to Organizations	273
Subscription Expenses	30,025
Other Maintenance and Operating Expenses	255,800

Total Maintenance and Other Operating Expenses	4,816,460

Total Current Operating Expenditures	9,602,536

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,000
Machinery and Equipment Outlay	6,200
Transportation Equipment Outlay	410,613

Total Capital Outlays	420,813

TOTAL NEW APPROPRIATIONS	10,023,349

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GENERAL SUMMARY

DEPARTMENT OF AGRARIAN REFORM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	4,786,076,000	₱	4,816,460,000	₱	420,813,000	₱	10,023,349,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRARIAN REFORM	₱	4,786,076,000	₱	4,816,460,000	₱	420,813,000	₱	10,023,349,000

JANUARY 3, 2022	OFFICIAL GAZETTE	75
DEPARTMENT OF AGRICULTURE

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects and foreign-assisted projects, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	58,799,462,000

New Appropriations by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	920,632,000	₱	463,677,000		₱		₱	1,384,309,000
Support to Operations		1,064,703,000		3,173,416,000			189,681,000		4,427,800,000
Operations		1,925,619,000		28,821,625,000			22,240,109,000		52,987,353,000

TECHNICAL AND SUPPORT SERVICES PROGRAM		1,285,633,000		17,390,737,000			951,699,000		19,628,069,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM		19,096,000		3,478,714,000			11,427,789,000		14,925,599,000
AGRICULTURE AND FISHERY POLICY PROGRAM		47,150,000		24,495,000			2,650,000		74,295,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM		556,241,000		616,080,000			79,313,000		1,251,634,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM		17,499,000		7,311,599,000			9,778,658,000		17,107,756,000

TOTAL NEW APPROPRIATIONS	₱	3,910,954,000	₱	32,458,718,000		₱	22,429,790,000	₱	58,799,462,000

Special Provision(s)

1. Agricultural Competitiveness Enhancement Fund. In addition to the amounts appropriated herein, One Billion Eight Hundred Million Pesos (₱1,800,000,000) sourced from all duties collected from the importation of agricultural products, except rice, under the minimum access volume mechanism, including unused balances and collections from repayments and interests from loan beneficiaries, constituted into the Agricultural Competitiveness Enhancement Fund pursuant to Section 1 of R.A. No. 10848, shall be used for the increased productivity of farmers and fisherfolk subject to DA, LBP and CHED Joint Memorandum No. 1, s. 2017, in accordance with the following allocation:

(a) Eighty percent (80%) for the provision of credit with reasonable interest which shall be directly released to LBP subject to the provisions of LBP A.O. No. 15 dated February 14, 2018 and to the following credit limit: (i) Five Million Pesos (₱5,000,000) per project loan of Filipino farmers and fisherfolk associations and cooperatives, and micro and small-scale enterprises; and (ii) One Million Pesos (₱1,000,000) per individual farmer or fisherfolk;

(b) Ten percent (10%) as grants for: (i) research, development, and commercialization of agricultural and fishery products; (ii) upgrading of research facilities of qualified SUCs, which shall not exceed Five Million Pesos (₱5,000,000) per project; and

(c) Ten percent (10%) for the funding of comprehensive and attractive grant-in-aid program for agriculture, forestry, fisheries, and veterinary medicine which shall be released directly to CHED, subject to the requirements and procedures under CHED and DA J.M.C. No. 2017-7 dated December 5, 2017 and subsequent issuances for the purpose.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s.1987.

2. Rice Competitiveness Enhancement Fund. Of the amounts appropriated herein, the amount of Ten Billion Pesos (₱10,000,000,000) constituted as Rice Competitiveness Enhancement Fund (RCEF) pursuant to Section 13 of R.A. No. 11203, shall be released directly to the implementing agencies and used for the attainment of the objectives and plans of the rice industry roadmap, subject to the guidelines issued thereon, in accordance with the following allocation:

(a) Fifty percent (50%) as grant in kind to eligible farmers associations, registered rice cooperatives and LGUs, in the form of rice farm equipment, such as tillers, tractors, seeders, threshers, rice planters, harvesters, irrigation pumps, small solar irrigation, reapers, driers, millers, and the like, for purposes of improving farm mechanization which shall be released to and implemented by the Philippine Center for Postharvest Development and Mechanization (PhilMech);

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(b) Thirty percent (30%) for the development, propagation and promotion of inbred rice seeds to rice farmers and the organization of rice farmers into seed growers association and cooperatives engaged in seed production and trade which shall be released to, and implemented by, the Philippine Rice Research Institute (PhilRice);

(c) Ten percent (10%) for the provision of credit to be managed equally by the LBP and the Development Bank of the Philippines; and

(d) Ten percent (10%) for the extension of services for teaching skills on rice crop production, modern rice farming techniques, seed production, farm mechanization, and knowledge and technology transfer provided by PhilMech, PhilRice, Agricultural Training Institute (ATI), and TESDA subject to the following allocation; (i) seventy percent (70%) to TESDA; and (ii) ten percent (10%) each to PhilMech, PhilRice and ATI.

3. Seed Fund. In addition to the amounts appropriated herein, Twenty One Million Ninety Thousand Pesos (₱21,090,000) shall be used for the implementation of the seed industry development programs sourced from the proceeds of the sales of certified seeds and plant materials, fines collected for violations of R.A. No. 7308, and donations from private or government agencies to be held in trust by the Bureau of Plant Industry, constituted into the Seed Fund in accordance with Section 16 of the same Act and its IRR.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

4. Livestock Promotion Fund. In addition to the amounts appropriated herein, Sixty Nine Million Six Hundred Thirty Five Thousand Pesos (₱69,635,000) shall be used for the stabilization, protection and development of the Philippine livestock industry sourced from all fees, charges and other income derived from the activities undertaken under R.A. No. 1556, as well as all the proceeds from the sale of the animals which may not be needed by the Bureau of Animal Industry and all other income from the activities undertaken under R.A. No. 1578, constituted into the Livestock Promotion Fund in accordance with Section 9 of R.A. No. 1556 and Section 5 of R.A. No. 1578.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

5. Remedies Fund. In addition to the amounts appropriated herein, Ten Million Pesos (₱10,000,000) shall be used in the implementation of remedies, including safeguard measures, for the protection of the domestic industries and producers from increased imports which cause or threaten to cause serious injury to the local industries, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

6. Quick Response Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for: (i) provision of various production inputs for crops, livestocks and poultry, and fisheries; (ii) repair of production, post-production and small-scale irrigation facilities; and (iii) provision of other assistance in the form of cash for culled live animals or necessary tools and supplies directly used to mitigate the effects of an ongoing disaster, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

7. Agriculture and Fisheries Modernization Program. The amount of Seventy One Billion Twelve Million Two Hundred Seventy Eight Thousand Pesos (₱71,012,278,000) appropriated under the DA and all its bureaus and offices shall be used in support of the programs and projects under the Agriculture and Fisheries Modernization Program (AFMP).

This amount shall be supplemented by specific appropriations in the budgets of the various implementing agencies of AFMP, as follows:

CHED	₱	15,669,000
DAR		1,313,857,000
DTI		121,194,000
NDA		510,908,000
NIA		22,646,538,000
NFA		7,000,000,000
NTA		555,494,000
PCA		1,097,242,000
PCIC		4,500,000,000
PFDA		4,308,058,000
PHILRICE		621,796,000
SRA		712,260,000

TOTAL	₱	43,403,016,000

8. National Programs of the Department of Agriculture. The amount of Twenty Four Billion Four Hundred Fifty Nine Million Nine Hundred Fifty Seven Thousand Pesos (₱24,459,957,000) appropriated herein for the National Programs for Rice, Corn, High Value Crops Development, Organic Agriculture and Livestock shall be implemented with priority given to: (i) major rice, corn, high value crops, including pili development and production, organic and livestock producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers and fisherfolks registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (iii) provinces or regions where the absolute number of poor farmers or fisherfolks and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

9. Support to the Rice Competitiveness Fund (RCEF) Training Component. The amount of One Hundred Thirty One Million Three Hundred Twenty One Thousand Pesos (₱131,321,000) appropriated herein under the National Rice Program shall be released directly to TESDA for the Farmer’s Field School Program as support to the RCEF training component. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-A, page 819, R.A. No. 11639)

JANUARY 3, 2022	OFFICIAL GAZETTE	77
DEPARTMENT OF AGRICULTURE

10. Farm-to-Market Road Projects. The amount of Seven Billion Four Hundred Eighty Five Million Pesos (₱7,485,000,000) appropriated herein for Farm-to-Market Road (FMR) projects shall be released directly to the DPWH for the construction, rehabilitation and repair of FMRs in accordance with the approved network plan. For this purpose, the DA shall ensure that: (i) the FMR network plan shall include the scope of work, estimated length in kilometers, and specific location for each of the FMR projects, as well as a list of priority FMR projects, which must lead to arterial or secondary roads and key production areas; and (ii) the FMRs implemented are properly geo-tagged.

The approved FMR network plan shall be regularly updated to prioritize: (i) major rice, corn, high value commercial crops, livestock and fishery producing provinces; (ii) areas where the majority of small farmers and agrarian reform beneficiaries registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Upon completion of the construction, rehabilitation and repair of FMRs, the DPWH shall turn over the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the maintenance and repair costs.

11. Small-Scale Irrigation Projects. The amount of One Billion One Hundred Nine Million Nine Hundred Twenty Nine Thousand Pesos (₱1,109,929,000) appropriated herein for the implementation of small-scale irrigation projects shall be used for the construction, restoration, improvement, or installation, of small-scale irrigation projects in accordance with the master plan approved by the DA.

Upon completion of the construction, restoration, improvement, or installation of irrigation facilities, the DA shall turn over the management and ownership thereof to the LGUs or irrigator associations concerned, which shall commit to shoulder the maintenance and repair costs.

The DA, in coordination with the LGUs and irrigator’s association, shall prioritize the following in the updating of the master plan: (i) major rice, corn, high value commercial crops producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved network plan, community of farmers and agrarian reform beneficiaries, small-scale irrigation projects to be constructed for the year with the corresponding budgetary allocation, status of implementation supported by pre-construction and post-construction geo-tagged photos, aid project evaluation and/or assessment reports are encoded in the Agricultural Bio-system Engineering Management Information System (ABEMIS) and posted on the DA website.

12. Agricultural Machineries, Equipment and Facilities. The amount of Six Billion Two Hundred Twelve Million Two Hundred Seventy Five Thousand Pesos (₱6,212,275,000) appropriated herein for Agricultural Machineries, Equipment and Facilities shall be used for the construction of facilities and procurement of machineries and equipment.

Upon completion of the construction of facilities and procurement of machineries and equipment, the DA shall turn over the management and ownership thereof to the LGUs or farmers or fisherfolk organizations concerned, which shall commit to shoulder maintenance and repair costs.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved master plan, status of implementation and project evaluation and/or assessment reports are encoded in the ABEMIS and posted on the DA website.

13. Engineering and Administrative Overhead Expenses. The DA is authorized to deduct engineering and administrative overhead (EAO) expenses not exceeding one percent (1%) of the project funds for small-scale irrigation projects and other infrastructure projects costing more than One Million Pesos (₱1,000,000).

The authorized EAO expenses shall be limited to: (i) administrative overhead including the hiring of individuals engaged as job orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities such as topographic survey, and detailed engineering design, among others; (iii) construction project supervision, monitoring and project management; (iv) conduct of Constructors Performance Evaluation System (CPES); and (v) testing, evaluation and quality control. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. This provision shall be subject to DA-DBM J.M.C. No. 4, dated May 27, 2021.

Disbursements or expenditures by the DA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

14. Seed Buffer Stocking. The amount of Six Hundred Ninety Five Million Eight Hundred Sixty Thousand Pesos (₱695,860,000) appropriated herein under Production Support Services Sub-Program on Rice and Corn shall be used for the purchase of seeds for buffer stocking to ensure the availability of high quality rice and corn seeds to be used in times of calamities and unforeseen events affecting rice and corn productions. In the distribution of seeds, the DA shall prioritize major rice and corn producing provinces in GIDA, as well as those affected by the typhoons and natural calamities.

15. Implementation of the KADIWA ni ANI at KITA Program. The amount of Two Hundred Fifty Million Pesos (₱250,000,000) appropriated herein for the Implementation of the KADIWA ni ANI at KITA Program shall be used to implement a distribution system of agricultural produce from farm-gate to market, directly linking farmers and fisherfolk to consumers in high-demand and depressed areas; to create an additional market for small farmers and fisherfolk; and to provide consumers with agri-fishery products and other basic commodities at affordable prices.

16. Young Farmers Challenge Fund. The amount of One Hundred Fifty Million Pesos (₱150,000,000) appropriated herein for the Young Farmers Challenge Fund shall be used to encourage and support the youth in staying or returning to agriculture; to engage them in food production, processing of agricultural products, and other farm-based enterprises; and to provide them the opportunity to own, lease, develop and cultivate the land for agricultural purposes.

17. Resilience of Agricultural Communities. The DA shall endeavor to increase the resilience of agricultural communities through the implementation of disaster-resilient agricultural infrastructure projects and the distribution and development of seeds which are optimally adaptive to present and future climate conditions.

The DA shall also conduct seminars and trainings for LGUs and farmers on the importance of water catchments and organic farming approaches, among the other elements of sustainable land use.

18. Emergency Purchase. The DA may resort to emergency purchase of goods in accordance with the provisions of R.A. No. 9184, its IRR and GPPB guidelines, for the cure and prevention of animal diseases outbreaks as may be declared by the DA, such as, but not limited to, Avian Influenza, African Swine Fever and rehabilitation of areas under calamity. Goods bought during an emergency should be delivered and distributed for the duration thereof.

19. Completion of the Coconut Farmers Registry. The Department of Agriculture Information and Communications Technology Service (DA-ICTS) is enjoined to assist the Philippine Coconut Authority in completing the Coconut Farmers Registry.

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20. Fuel Discount to Farmers and Fisherfolks. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein shall be used to provide fuel discount to farmers and fisherfolk when the average Dubai crude oil price based on Mean of Platts Singapore (MOPS) for three (3) months reaches or exceeds Eighty Dollars (USD 80) per barrel: Provided , That the farmer or fisherfolk beneficiary owns and operates an agricultural and fishery machinery individually or through a farmer organization, cooperative or association: Provided, further , that in the case of fisherfolk, their fishing vessels are duly registered in the Integrated Boat Registry System or DA-BFAR’s BOATR: Provided, finally , that for the farm machinery owned and/or operated by individual farmers or farmers’ organization, proof of ownership shall be provided.

The DA Regional Field Units and BFAR Regional Offices shall issue fuel vouchers to qualified beneficiaries to claim the fuel discount, and likewise authorized to deduct one and half percent (1.5%) of the said amount for administrative and other operational expenses.

The DA shall furnish the Oversight Committee on Agriculture a copy of the implementing guidelines and submit quarterly reports on the implementation of the program. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 812, R.A. No. 11639)

21. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

22. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
General Administration and Support
General management and supervision	₱	799,905,000	₱	463,677,000			₱	1,263,582,000

National Capital Region (NCR)		355,353,000		260,765,000				616,118,000

Central Office		178,280,000		200,837,000				379,117,000
Agricultural Training Institute		24,081,000		11,909,000				35,990,000
Bureau of Animal Industry		59,206,000		7,355,000				66,561,000
Bureau of Agricultural Research		10,739,000		4,325,000				15,064,000
Bureau of Plant Industry		34,766,000		14,862,000				49,628,000
Bureau of Soils and Water Management		39,387,000		12,277,000				51,664,000
Bureau of Agricultural and Fisheries Engineering		8,894,000		9,200,000				18,094,000
Region I - Ilocos		26,840,000		13,787,000				40,627,000

Regional Field Unit - I		26,840,000		13,787,000				40,627,000
Cordillera Administrative Region (CAR)		25,173,000		8,005,000				33,178,000

Regional Field Unit - CAR		25,173,000		8,005,000				33,178,000
Region II - Cagayan Valley		26,185,000		16,523,000				42,708,000

Regional Field Unit - II		26,185,000		16,523,000				42,708,000
Region III - Central Luzon		27,358,000		20,006,000				47,364,000

Regional Field Unit - III		27,358,000		20,006,000				47,364,000

JANUARY 3, 2022	OFFICIAL GAZETTE	79
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON	30,601,000	20,447,000	51,048,000

Regional Field Unit - IVA	30,601,000	20,447,000	51,048,000
Region IVB - MIMAROPA	26,569,000	9,458,000	36,027,000

Regional Field Unit - IVB	26,569,000	9,458,000	36,027,000
Region V - Bicol	55,416,000	13,631,000	69,047,000

Regional Field Unit - V	55,416,000	13,631,000	69,047,000
Region VI - Western Visayas	26,920,000	24,125,000	51,045,000

Regional Field Unit - VI	26,920,000	24,125,000	51,045,000
Region VII - Central Visayas	31,161,000	21,127,000	52,288,000

Regional Field Unit - VII	31,161,000	21,127,000	52,288,000
Region VIII - Eastern Visayas	31,310,000	15,617,000	46,927,000

Regional Field Unit - VIII	31,310,000	15,617,000	46,927,000
Region IX - Zamboanga Peninsula	28,041,000	12,525,000	40,566,000

Philippine Rubber Research Institute	2,425,000	5,254,000	7,679,000
Regional Field Unit - IX	25,616,000	7,271,000	32,887,000
Region X - Northern Mindanao	32,127,000	10,761,000	42,888,000

Regional Field Unit - X	32,127,000	10,761,000	42,888,000
Region XI - Davao	25,899,000	4,074,000	29,973,000

Regional Field Unit - XI	25,899,000	4,074,000	29,973,000
Region XII - SOCCSKSARGEN	24,705,000	6,826,000	31,531,000

Regional Field Unit - XII	24,705,000	6,826,000	31,531,000
Region XIII - Caraga	26,247,000	6,000,000	32,247,000

Regional Field Unit - XIII	26,247,000	6,000,000	32,247,000
Administration of Personnel Benefits	120,727,000		120,727,000

National Capital Region (NCR)	52,695,000		52,695,000

Central Office	5,119,000		5,119,000
Agricultural Training Institute	4,496,000		4,496,000
Bureau of Animal Industry	9,129,000		9,129,000
Bureau of Agricultural Research	558,000		558,000
Bureau of Plant Industry	21,517,000		21,517,000

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Bureau of Soils and Water Management	11,876,000		11,876,000
Regional I - Ilocos	3,124,000		3,124,000

Regional Field Unit - I	3,124,000		3,124,000
Cordillera Administrative Region (CAR)	1,000,000		1,000,000

Regional Field Unit - CAR	1,000,000		1,000,000
Region II - Cagayan Valley	4,519,000		4,519,000

Regional Field Unit - II	4,519,000		4,519,000
Region III - Central Luzon	4,521,000		4,521,000

Regional Field Unit - III	4,521,000		4,521,000
Region IVA - CALABARZON	4,562,000		4,562,000

Regional Field Unit - IVA	4,562,000		4,562,000
Region IVB - MIMAROPA	8,971,000		8,971,000

Regional Field Unit - IVB	8,971,000		8,971,000
Region V - Bicol	5,435,000		5,435,000

Regional Field Unit - V	5,435,000		5,435,000
Region VI - Western Visayas	1,176,000		1,176,000

Regional Field Unit - VI	1,176,000		1,176,000
Region VII - Central Visayas	1,668,000		1,668,000

Regional Field Unit - VII	1,668,000		1,668,000
Region VIII - Eastern Visayas	7,364,000		7,364,000

Regional Field Unit - VIII	7,364,000		7,364,000
Region IX - Zamboanga Peninsula	15,565,000		15,565,000

Regional Field Unit - IX	15,565,000		15,565,000
Region X - Northern Mindanao	3,784,000		3,784,000

Regional Field Unit - X	3,784,000		3,784,000
Region XI - Davao	2,022,000		2,022,000

Regional Field Unit - XI	2,022,000		2,022,000
Region XII - SOCCSKSARGEN	4,321,000		4,321,000

Regional Field Unit - XII	4,321,000		4,321,000

Sub-total, General Administration and Support	920,632,000	463,677,000	1,384,309,000

JANUARY 3, 2022	OFFICIAL GAZETTE	81
DEPARTMENT OF AGRICULTURE

Support to Operations
Planning and policy formulation for soil and water resources conservation, management and development (BSWM)	106,730,000	97,932,000		204,662,000

National Capital Region (NCR)	106,730,000	97,932,000		204,662,000

Bureau of Soils and Water Management	106,730,000	97,932,000		204,662,000
Coordination of agricultural research (BAR)	23,460,000	6,193,000		29,653,000

National Capital Region (NCR)	23,460,000	6,193,000		29,653,000

Bureau of Agricultural Research	23,460,000	6,193,000		29,653,000
Information and Communication Technology (ICT) Management Support	32,369,000	96,414,000	186,131,000	314,914,000

National Capital Region (NCR)	32,369,000	66,138,000	110,452,000	208,959,000

Central Office	32,369,000	40,735,000	83,652,000	156,756,000
Agricultural Training Institute		2,237,000	7,405,000	9,642,000
Bureau of Animal Industry		6,567,000	8,923,000	15,490,000
Bureau of Agricultural Research		1,902,000	619,000	2,521,000
Bureau of Plant Industry		10,978,000	4,054,000	15,032,000
Bureau of Soils and Water Management		2,360,000	4,978,000	7,338,000
Bureau of Agricultural and Fisheries Engineering		1,359,000	821,000	2,180,000
Regional I - Ilocos		2,877,000	6,449,000	9,326,000

Regional Field Unit - I		2,877,000	6,449,000	9,326,000
Cordillera Administrative Region (CAR)		1,254,000	3,685,000	4,939,000

Regional Field Unit - CAR		1,254,000	3,685,000	4,939,000
Region II - Cagayan Valley		3,054,000	3,047,000	6,101,000

Regional Field Unit - II		3,054,000	3,047,000	6,101,000
Region III - Central Luzon		1,138,000	5,418,000	6,556,000

Regional Field Unit - III		1,138,000	5,418,000	6,556,000
Region IVA - CALABARZON		3,954,000	11,066,000	15,020,000

Regional Field Unit - IVA		3,954,000	11,066,000	15,020,000
Region IVB - MIMAROPA		658,000	2,198,000	2,856,000

Regional Field Unit - IVB		658,000	2,198,000	2,856,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol		1,730,000	8,913,000	10,643,000

Regional Field Unit - V		1,730,000	8,913,000	10,643,000
Region VI - Western Visayas		1,287,000	8,682,000	9,969,000

Regional Field Unit - VI		1,287,000	8,682,000	9,969,000
Region VII - Central Visayas		2,939,000	2,817,000	5,756,000

Regional Field Unit - VII		2,939,000	2,817,000	5,756,000
Region VIII - Eastern Visayas		3,334,000	3,713,000	7,047,000

Regional Field Unit - VIII		3,334,000	3,713,000	7,047,000
Region IX - Zamboanga Peninsula		1,792,000	4,696,000	6,488,000

Philippine Rubber Research Institute		770,000	628,000	1,398,000
Regional Field Unit - IX		1,022,000	4,068,000	5,090,000
Region X - Northern Mindanao		1,754,000	2,880,000	4,634,000

Regional Field Unit - X		1,754,000	2,880,000	4,634,000
Region XI - Davao		1,430,000	7,287,000	8,717,000

Regional Field Unit - XI		1,430,000	7,287,000	8,717,000
Region XII - SOCCSKSARGEN		2,191,000	2,224,000	4,415,000

Regional Field Unit - XII		2,191,000	2,224,000	4,415,000
Region XIII - Caraga		884,000	2,604,000	3,488,000

Regional Field Unit - XIII		884,000	2,604,000	3,488,000
Public information services	11,227,000	3,255,000		14,482,000

National Capital Region (NCR)	11,227,000	3,255,000		14,482,000

Central Office	11,227,000	3,255,000		14,482,000
Development of organizational policies, plans and procedures	126,304,000	188,132,000		314,436,000

National Capital Region (NCR)	7,992,000	44,228,000		52,220,000

Central Office		38,527,000		38,527,000
Bureau of Agricultural and Fisheries Engineering	7,992,000	5,701,000		13,693,000
Region I - Ilocos	8,700,000	5,968,000		14,668,000

Regional Field Unit - I	8,700,000	5,968,000		14,668,000
Cordillera Administrative Region (CAR)	8,693,000	5,298,000		13,991,000

JANUARY 3, 2022	OFFICIAL GAZETTE	83
DEPARTMENT OF AGRICULTURE

Regional Field Unit - CAR	8,693,000	5,298,000	13,991,000
Region II - Cagayan Valley	7,490,000	26,502,000	33,992,000

Regional Field Unit - II	7,490,000	26,502,000	33,992,000
Region III - Central Luzon	8,020,000	12,104,000	20,124,000

Regional Field Unit - III	8,020,000	12,104,000	20,124,000
Region IVA - CALABARZON	8,682,000	8,569,000	17,251,000

Regional Field Unit - IVA	8,682,000	8,569,000	17,251,000
Region IVB - MIMAROPA	8,190,000	14,785,000	22,975,000

Regional Field Unit - IVB	8,190,000	14,785,000	22,975,000
Region V - Bicol	8,717,000	15,302,000	24,019,000

Regional Field Unit - V	8,717,000	15,302,000	24,019,000
Region VI - Western Visayas	8,345,000	18,297,000	26,642,000

Regional Field Unit - VI	8,345,000	18,297,000	26,642,000
Region VII - Central Visayas	6,449,000	5,188,000	11,637,000

Regional Field Unit - VII	6,449,000	5,188,000	11,637,000
Region VIII - Eastern Visayas	7,192,000	4,293,000	11,485,000

Regional Field Unit - VIII	7,192,000	4,293,000	11,485,000
Region IX - Zamboanga Peninsula	6,352,000	7,072,000	13,424,000

Regional Field Unit - IX	6,352,000	7,072,000	13,424,000
Region X - Northern Mindanao	7,548,000	4,123,000	11,671,000

Regional Field Unit - X	7,548,000	4,123,000	11,671,000
Region XI - Davao	7,277,000	4,466,000	11,743,000

Regional Field Unit - XI	7,277,000	4,466,000	11,743,000
Region XII - SOCCSKSARGEN	8,601,000	6,503,000	15,104,000

Regional Field Unit - XII	8,601,000	6,503,000	15,104,000
Region XIII - Caraga	8,056,000	5,434,000	13,490,000

Regional Field Unit - XIII	8,056,000	5,434,000	13,490,000
Agri-business and marketing services	23,038,000	8,130,000	31,168,000

National Capital Region (NCR)	23,038,000	8,130,000	31,168,000

Central Office	23,038,000	8,130,000	31,168,000

84	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

International affairs coordination and liaisoning	72,462,000	42,306,000	114,768,000

National Capital Region (NCR)	72,462,000	42,306,000	114,768,000

Central Office	72,462,000	42,306,000	114,768,000
Operation and maintenance of the integrated laboratories	243,257,000	368,132,000	611,389,000

Region I - Ilocos	16,212,000	24,478,000	40,690,000

Regional Field Unit - I	16,212,000	24,478,000	40,690,000
Cordillera Administrative Region (CAR)	14,598,000	17,187,000	31,785,000

Regional Field Unit - CAR	14,598,000	17,187,000	31,785,000
Region II - Cagayan Valley	20,143,000	60,378,000	80,521,000

Regional Field Unit - II	20,143,000	60,378,000	80,521,000
Region III - Central Luzon	22,492,000	40,030,000	62,522,000

Regional Field Unit - III	22,492,000	40,030,000	62,522,000
Region IVA - CALABARZON	22,371,000	19,317,000	41,688,000

Regional Field Unit - IVA	22,371,000	19,317,000	41,688,000
Region IVB - MIMAROPA	11,287,000	11,952,000	23,239,000

Regional Field Unit - IVB	11,287,000	11,952,000	23,239,000
Region V - Bicol	11,866,000	45,477,000	57,343,000

Regional Field Unit - V	11,866,000	45,477,000	57,343,000
Region VI - Western Visayas	16,072,000	7,683,000	23,755,000

Regional Field Unit - VI	16,072,000	7,683,000	23,755,000
Region VII - Central Visayas	17,735,000	15,777,000	33,512,000

Regional Field Unit - VII	17,735,000	15,777,000	33,512,000
Region VIII - Eastern Visayas	14,378,000	8,443,000	22,821,000

Regional Field Unit - VIII	14,378,000	8,443,000	22,821,000
Region IX - Zamboanga Peninsula	16,950,000	41,631,000	58,581,000

Regional Field Unit - IX	16,950,000	41,631,000	58,581,000
Region X - Northern Mindanao	15,717,000	19,726,000	35,443,000

Regional Field Unit - X	15,717,000	19,726,000	35,443,000

JANUARY 3, 2022	OFFICIAL GAZETTE	85
DEPARTMENT OF AGRICULTURE

Region XI - Davao	14,022,000	32,484,000		46,506,000

Regional Field Unit - XI	14,022,000	32,484,000		46,506,000
Region XII - SOCCSKSARGEN	13,724,000	17,415,000		31,139,000

Regional Field Unit - XII	13,724,000	17,415,000		31,139,000
Region XIII - Caraga	15,690,000	6,154,000		21,844,000

Regional Field Unit - XIII	15,690,000	6,154,000		21,844,000
Field program management activities	188,031,000	1,175,178,000	3,550,000	1,366,759,000

National Capital Region (NCR)	32,641,000	260,751,000		293,392,000

Central Office	23,074,000	228,841,000		251,915,000
Bureau of Animal Industry		6,800,000		6,800,000
Bureau of Plant Industry		22,110,000		22,110,000
Bureau of Soils and Water Management		3,000,000		3,000,000
Bureau of Agricultural and Fisheries Engineering	9,567,000			9,567,000
Region I - Ilocos	14,533,000	55,051,000		69,584,000

Regional Field Unit - I	14,533,000	55,051,000		69,584,000
Cordillera Administrative Region (CAR)	4,231,000	47,766,000		51,997,000

Regional Field Unit - CAR	4,231,000	47,766,000		51,997,000
Region II - Cagayan Valley	18,746,000	96,145,000	2,000,000	116,891,000

Regional Field Unit - II	18,746,000	96,145,000	2,000,000	116,891,000
Region III - Central Luzon		97,790,000		97,790,000

Regional Field Unit - III		97,790,000		97,790,000
Region IVA - CALABARZON	30,726,000	63,849,000	150,000	94,725,000

Regional Field Unit - IVA	30,726,000	63,849,000	150,000	94,725,000
Region IVB - MIMAROPA		64,057,000		64,057,000

Regional Field Unit - IVB		64,057,000		64,057,000
Region V - Bicol	15,065,000	56,298,000		71,363,000

Regional Field Unit - V	15,065,000	56,298,000		71,363,000
Region VI - Western Visayas	21,213,000	70,959,000		92,172,000

Regional Field Unit - VI	21,213,000	70,959,000		92,172,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Region VII - Central Visayas		45,593,000		45,593,000

Regional Field Unit - VII		45,593,000		45,593,000
Region VIII - Eastern Visayas	19,672,000	50,813,000	550,000	71,035,000

Regional Field Unit - VIII	19,672,000	50,813,000	550,000	71,035,000
Region IX - Zamboanga Peninsula		50,804,000	850,000	51,654,000

Regional Field Unit - IX		50,804,000	850,000	51,654,000
Region X - Northern Mindanao	684,000	71,207,000		71,891,000

Regional Field Unit - X	684,000	71,207,000		71,891,000
Region XI - Davao	18,744,000	49,534,000		68,278,000

Regional Field Unit - XI	18,744,000	49,534,000		68,278,000
Region XII - SOCCSKSARGEN	11,776,000	51,123,000		62,899,000

Regional Field Unit - XII	11,776,000	51,123,000		62,899,000
Region XIII - Caraga		43,438,000		43,438,000

Regional Field Unit - XIII		43,438,000		43,438,000
Quick Response Fund		1,000,000,000		1,000,000,000

National Capital Region (NCR)		1,000,000,000		1,000,000,000

Central Office		1,000,000,000		1,000,000,000
Agriculture and fishery engineering support activities	175,995,000	168,169,000		344,164,000

National Capital Region (NCR)		9,825,000		9,825,000

Bureau of Agricultural and Fisheries Engineering		9,825,000		9,825,000
Region I - Ilocos		10,069,000		10,069,000

Regional Field Unit - I		10,069,000		10,069,000
Cordillera Administrative Region (CAR)	10,274,000	10,000,000		20,274,000

Regional Field Unit - CAR	10,274,000	10,000,000		20,274,000
Region II - Cagayan Valley	14,471,000	11,000,000		25,471,000

Regional Field Unit - II	14,471,000	11,000,000		25,471,000
Region III - Central Luzon	14,657,000	11,000,000		25,657,000

Regional Field Unit - III	14,657,000	11,000,000		25,657,000

JANUARY 3, 2022	OFFICIAL GAZETTE	87
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON	18,447,000	11,000,000		29,447,000

Regional Field Unit - IVA	18,447,000	11,000,000		29,447,000
Region IVB - MIMAROPA	11,868,000	10,069,000		21,937,000

Regional Field Unit - IVB	11,868,000	10,069,000		21,937,000
Region V - Bicol	12,365,000	11,000,000		23,365,000

Regional Field Unit - V	12,365,000	11,000,000		23,365,000
Region VI - Western Visayas	14,791,000	11,000,000		25,791,000

Regional Field Unit - VI	14,791,000	11,000,000		25,791,000
Region VII - Central Visayas	9,500,000	10,000,000		19,500,000

Regional Field Unit - VII	9,500,000	10,000,000		19,500,000
Region VIII - Eastern Visayas	10,561,000	10,068,000		20,629,000

Regional Field Unit - VIII	10,561,000	10,068,000		20,629,000
Region IX - Zamboanga Peninsula	8,392,000	10,069,000		18,461,000

Regional Field Unit - IX	8,392,000	10,069,000		18,461,000
Region X - Northern Mindanao	13,453,000	11,000,000		24,453,000

Regional Field Unit - X	13,453,000	11,000,000		24,453,000
Region XI - Davao	14,217,000	11,000,000		25,217,000

Regional Field Unit - XI	14,217,000	11,000,000		25,217,000
Region XII - SOCCSKSARGEN	12,906,000	11,000,000		23,906,000

Regional Field Unit - XII	12,906,000	11,000,000		23,906,000
Region XIII - Caraga	10,093,000	10,069,000		20,162,000

Regional Field Unit - XIII	10,093,000	10,069,000		20,162,000
Food laboratory testing support activities	61,830,000	19,575,000		81,405,000

National Capital Region (NCR)	61,830,000	19,575,000		81,405,000

Central Office	61,830,000	19,575,000		81,405,000

Sub-total, Support to Operations	1,064,703,000	3,173,416,000	189,681,000	4,427,800,000

Operations
Productivity in the agricultural sector increased	1,925,619,000	28,821,625,000	22,240,109,000	52,987,353,000

88	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

TECHNICAL AND SUPPORT SERVICES PROGRAM	1,285,633,000	17,390,737,000	951,699,000	19,628,069,000

PRODUCTION SUPPORT SERVICES (PSS) SUB-PROGRAM	255,210,000	12,860,901,000	714,246,000	13,830,357,000

PSS on the National Rice Program		10,732,284,000	155,250,000	10,887,534,000

National Capital Region (NCR)		62,932,000	22,500,000	85,432,000

Bureau of Plant Industry		62,932,000	22,500,000	85,432,000
Region I - Ilocos		1,281,205,000	30,000,000	1,311,205,000

Regional Field Unit - I		1,281,205,000	30,000,000	1,311,205,000
Cordillera Administrative Region (CAR)		264,848,000	2,000,000	266,848,000

Regional Field Unit - CAR		264,848,000	2,000,000	266,848,000
Region II - Cagayan Valley		2,188,690,000	4,000,000	2,192,690,000

Regional Field Unit - II		2,188,690,000	4,000,000	2,192,690,000
Region III - Central Luzon		2,365,803,000	8,000,000	2,373,803,000

Regional Field Unit - III		2,365,803,000	8,000,000	2,373,803,000
Region IVA - CALABARZON		140,694,000	6,900,000	147,594,000

Regional Field Unit - IVA		140,694,000	6,900,000	147,594,000
Region IVB - MIMAROPA		1,262,194,000		1,262,194,000

Regional Field Unit - IVB		1,262,194,000		1,262,194,000
Region V - Bicol		723,756,000	6,970,000	730,726,000

Regional Field Unit - V		723,756,000	6,970,000	730,726,000
Region VI - Western Visayas		819,148,000	10,000,000	829,148,000

Regional Field Unit - VI		819,148,000	10,000,000	829,148,000
Region VII - Central Visayas		26,306,000	7,500,000	33,806,000

Regional Field Unit - VII		26,306,000	7,500,000	33,806,000
Region VIII - Eastern Visayas		452,449,000	17,650,000	470,099,000

Regional Field Unit - VIII		452,449,000	17,650,000	470,099,000
Region IX - Zamboanga Peninsula		147,443,000	25,100,000	172,543,000

Regional Field Unit - IX		147,443,000	25,100,000	172,543,000
Region X - Northern Mindanao		385,226,000	6,500,000	391,726,000

Regional Field Unit - X		385,226,000	6,500,000	391,726,000

JANUARY 3, 2022	OFFICIAL GAZETTE	89
DEPARTMENT OF AGRICULTURE

Region XI - Davao	12,641,000	6,000,000	18,641,000

Regional Field Unit - XI	12,641,000	6,000,000	18,641,000
Region XII - SOCCSKSARGEN	544,217,000		544,217,000

Regional Field Unit - XII	544,217,000		544,217,000
Region XIII - Caraga	54,732,000	2,130,000	56,862,000

Regional Field Unit - XIII	54,732,000	2,130,000	56,862,000
PSS on the National Livestock Program	881,516,000	483,993,000	1,365,509,000

National Capital Region (NCR)	121,137,000	17,490,000	138,627,000

Central Office	50,000,000		50,000,000
Bureau of Animal Industry	71,137,000	17,490,000	88,627,000
Region I - Ilocos	76,174,000	55,790,000	131,964,000

Regional Field Unit - I	76,174,000	55,790,000	131,964,000
Cordillera Administrative Region (CAR)	52,975,000	24,220,000	77,195,000

Regional Field Unit - CAR	52,975,000	24,220,000	77,195,000
Region II - Cagayan Valley	118,866,000	83,580,000	202,446,000

Regional Field Unit - II	118,866,000	83,580,000	202,446,000
Region III - Central Luzon	160,396,000	138,356,000	298,752,000

Regional Field Unit - III	160,396,000	138,356,000	298,752,000
Region IVA - CALABARZON	68,306,000	48,118,000	116,424,000

Regional Field Unit - IVA	68,306,000	48,118,000	116,424,000
Region IVB - MIMAROPA	19,315,000	5,200,000	24,515,000

Regional Field Unit - IVB	19,315,000	5,200,000	24,515,000
Region V - Bicol	59,120,000	34,200,000	93,320,000

Regional Field Unit - V	59,120,000	34,200,000	93,320,000
Region VI - Western Visayas	12,207,000	6,529,000	18,736,000

Regional Field Unit - VI	12,207,000	6,529,000	18,736,000
Region VII - Central Visayas	17,403,000	880,000	18,283,000

Regional Field Unit - VII	17,403,000	880,000	18,283,000
Region VIII - Eastern Visayas	26,919,000	9,240,000	36,159,000

Regional Field Unit - VIII	26,919,000	9,240,000	36,159,000

90	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IX - Zamboanga Peninsula	22,704,000	1,000,000	23,704,000

Regional Field Unit - IX	22,704,000	1,000,000	23,704,000
Region X - Northern Mindanao	30,158,000	12,160,000	42,318,000

Regional Field Unit - X	30,158,000	12,160,000	42,318,000
Region XI - Davao	57,449,000	34,920,000	92,369,000

Regional Field Unit - XI	57,449,000	34,920,000	92,369,000
Region XII - SOCCSKSARGEN	20,754,000	5,160,000	25,914,000

Regional Field Unit - XII	20,754,000	5,160,000	25,914,000
Region XIII - Caraga	17,633,000	7,150,000	24,783,000

Regional Field Unit - XIII	17,633,000	7,150,000	24,783,000
PSS on the National Corn Program	602,166,000	25,250,000	627,416,000

National Capital Region (NCR)	12,791,000	3,600,000	16,391,000

Bureau of Plant Industry	12,791,000	3,600,000	16,391,000
Region I - Ilocos	38,338,000		38,338,000

Regional Field Unit - I	38,338,000		38,338,000
Cordillera Administrative Region (CAR)	29,191,000	650,000	29,841,000

Regional Field Unit - CAR	29,191,000	650,000	29,841,000
Region II - Cagayan Valley	96,064,000		96,064,000

Regional Field Unit - II	96,064,000		96,064,000
Region III - Central Luzon	37,616,000	2,000,000	39,616,000

Regional Field Unit - III	37,616,000	2,000,000	39,616,000
Region IVA - CALABARZON	43,023,000	2,400,000	45,423,000

Regional Field Unit - IVA	43,023,000	2,400,000	45,423,000
Region IVB - MIMAROPA	32,195,000		32,195,000

Regional Field Unit - IVB	32,195,000		32,195,000
Region V - Bicol	28,338,000	8,800,000	37,138,000

Regional Field Unit - V	28,338,000	8,800,000	37,138,000
Region VI - Western Visayas	30,317,000	100,000	30,417,000

Regional Field Unit - VI	30,317,000	100,000	30,417,000
Region VII - Central Visayas	28,069,000		28,069,000

JANUARY 3, 2022	OFFICIAL GAZETTE	91
DEPARTMENT OF AGRICULTURE

Regional Field Unit - VII	28,069,000		28,069,000
Region VIII - Eastern Visayas	23,422,000	2,500,000	25,922,000

Regional Field Unit - VIII	23,422,000	2,500,000	25,922,000
Region IX - Zamboanga Peninsula	20,150,000	2,000,000	22,150,000

Regional Field Unit - IX	20,150,000	2,000,000	22,150,000
Region X - Northern Mindanao	37,714,000	3,000,000	40,714,000

Regional Field Unit - X	37,714,000	3,000,000	40,714,000
Region XI - Davao	34,220,000	200,000	34,420,000

Regional Field Unit - XI	34,220,000	200,000	34,420,000
Region XII - SOCCSKSARGEN	77,211,000		77,211,000

Regional Field Unit - XII	77,211,000		77,211,000
Region XIII - Caraga	33,507,000		33,507,000

Regional Field Unit - XIII	33,507,000		33,507,000
PSS on the National High-Value Crops Development Program	476,520,000	27,834,000	504,354,000

National Capital Region (NCR)	70,617,000	3,000,000	73,617,000

Bureau of Plant Industry	70,617,000	3,000,000	73,617,000
Region I - Ilocos	29,974,000	3,900,000	33,874,000

Regional Field Unit - I	29,974,000	3,900,000	33,874,000
Cordillera Administrative Region (CAR)	37,535,000		37,535,000

Regional Field Unit - CAR	37,535,000		37,535,000
Region II - Cagayan Valley	37,431,000		37,431,000

Regional Field Unit - II	37,431,000		37,431,000
Region III - Central Luzon	34,916,000		34,916,000

Regional Field Unit - III	34,916,000		34,916,000
Region IVA - CALABARZON	33,354,000	4,200,000	37,554,000

Regional Field Unit - IVA	33,354,000	4,200,000	37,554,000
Region IVB - MIMAROPA	36,345,000		36,345,000

Regional Field Unit - IVB	36,345,000		36,345,000
Region V - Bicol	36,301,000	7,747,000	44,048,000

Regional Field Unit - V	36,301,000	7,747,000	44,048,000

92	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VI - Western Visayas	23,940,000	1,500,000	25,440,000

Regional Field Unit - VI	23,940,000	1,500,000	25,440,000
Region VII - Central Visayas	8,492,000		8,492,000

Regional Field Unit - VII	8,492,000		8,492,000
Region VIII - Eastern Visayas	15,891,000	1,974,000	17,865,000

Regional Field Unit - VIII	15,891,000	1,974,000	17,865,000
Region IX - Zamboanga Peninsula	32,729,000		32,729,000

Regional Field Unit - IX	32,729,000		32,729,000
Region X - Northern Mindanao	14,682,000	800,000	15,482,000

Regional Field Unit - X	14,682,000	800,000	15,482,000
Region XI - Davao	19,548,000	4,400,000	23,948,000

Regional Field Unit - XI	19,548,000	4,400,000	23,948,000
Region XII - SOCCSKSARGEN	22,470,000		22,470,000

Regional Field Unit - XII	22,470,000		22,470,000
Region XIII - Caraga	22,295,000	313,000	22,608,000

Regional Field Unit - XIII	22,295,000	313,000	22,608,000
PSS on the Promotion and Development of Organic Agriculture Program	79,968,000	21,919,000	101,887,000

National Capital Region (NCR)	19,675,000	6,515,000	26,190,000

Bureau of Animal Industry	3,188,000	1,665,000	4,853,000
Bureau of Plant Industry	16,487,000	4,850,000	21,337,000
Region I - Ilocos	8,111,000	1,687,000	9,798,000

Regional Field Unit - I	8,111,000	1,687,000	9,798,000
Cordillera Administrative Region (CAR)	6,162,000	475,000	6,637,000

Regional Field Unit - CAR	6,162,000	475,000	6,637,000
Region II - Cagayan Valley	6,860,000		6,860,000

Regional Field Unit - II	6,860,000		6,860,000
Region III - Central Luzon	7,360,000	3,710,000	11,070,000

Regional Field Unit - III	7,360,000	3,710,000	11,070,000
Region IVA - CALABARZON	2,465,000	892,000	3,357,000

Regional Field Unit - IVA	2,465,000	892,000	3,357,000

JANUARY 3, 2022	OFFICIAL GAZETTE	93
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA		4,185,000		4,185,000

Regional Field Unit - IVB		4,185,000		4,185,000
Region V - Bicol		4,150,000	540,000	4,690,000

Regional Field Unit - V		4,150,000	540,000	4,690,000
Region VI - Western Visayas		1,500,000		1,500,000

Regional Field Unit - VI		1,500,000		1,500,000
Region VII - Central Visayas		3,816,000	270,000	4,086,000

Regional Field Unit - VII		3,816,000	270,000	4,086,000
Region VIII - Eastern Visayas		2,161,000	1,950,000	4,111,000

Regional Field Unit - VIII		2,161,000	1,950,000	4,111,000
Region IX - Zamboanga Peninsula		2,307,000		2,307,000

Regional Field Unit - IX		2,307,000		2,307,000
Region X - Northern Mindanao		1,832,000		1,832,000

Regional Field Unit - X		1,832,000		1,832,000
Region XI - Davao		1,920,000		1,920,000

Regional Field Unit - XI		1,920,000		1,920,000
Region XII - SOCCSKSARGEN		3,270,000	2,000,000	5,270,000

Regional Field Unit - XII		3,270,000	2,000,000	5,270,000
Region XIII - Caraga		4,194,000	3,880,000	8,074,000

Regional Field Unit - XIII		4,194,000	3,880,000	8,074,000
Other production support services activities	255,210,000	88,447,000		343,657,000

National Capital Region (NCR)	65,620,000	26,056,000		91,676,000

Bureau of Animal Industry	24,303,000	21,283,000		45,586,000
Bureau of Plant Industry	41,317,000	4,773,000		46,090,000
Region I - Ilocos	21,396,000	7,582,000		28,978,000

Regional Field Unit - I	21,396,000	7,582,000		28,978,000
Cordillera Administrative Region (CAR)	18,515,000	2,056,000		20,571,000

Regional Field Unit - CAR	18,515,000	2,056,000		20,571,000
Region II - Cagayan Valley		2,877,000		2,877,000

Regional Field Unit - II		2,877,000		2,877,000

94	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region III - Central Luzon	20,869,000	4,310,000		25,179,000

Regional Field Unit - III	20,869,000	4,310,000		25,179,000
Region IVA - CALABARZON	3,193,000	9,274,000		12,467,000

Regional Field Unit - IVA	3,193,000	9,274,000		12,467,000
Region IVB - MIMAROPA	22,769,000	4,802,000		27,571,000

Regional Field Unit - IVB	22,769,000	4,802,000		27,571,000
Region V - Bicol	9,126,000	6,216,000		15,342,000

Regional Field Unit - V	9,126,000	6,216,000		15,342,000
Region VI - Western Visayas		4,597,000		4,597,000

Regional Field Unit - VI		4,597,000		4,597,000
Region VII - Central Visayas	18,624,000	6,019,000		24,643,000

Regional Field Unit - VII	18,624,000	6,019,000		24,643,000
Region VIII - Eastern Visayas	2,624,000	2,858,000		5,482,000

Regional Field Unit - VIII	2,624,000	2,858,000		5,482,000
Region IX - Zamboanga Peninsula	23,098,000	2,314,000		25,412,000

Philippine Rubber Research Institute	1,713,000			1,713,000
Regional Field Unit - IX	21,385,000	2,314,000		23,699,000
Region X - Northern Mindanao	26,424,000	2,316,000		28,740,000

Regional Field Unit - X	26,424,000	2,316,000		28,740,000
Region XI - Davao		3,639,000		3,639,000

Regional Field Unit - XI		3,639,000		3,639,000
Region XII - SOCCSKSARGEN	6,236,000	1,452,000		7,688,000

Regional Field Unit - XII	6,236,000	1,452,000		7,688,000
Region XIII - Caraga	16,716,000	2,079,000		18,795,000

Regional Field Unit - XIII	16,716,000	2,079,000		18,795,000
MARKET DEVELOPMENT SERVICES (MDS) SUB-PROGRAM	108,307,000	260,589,000	153,000	369,049,000

Market Development Services	108,307,000	260,589,000	153,000	369,049,000

National Capital Region (NCR)		53,989,000	153,000	54,142,000

Central Office		53,989,000	153,000	54,142,000

JANUARY 3, 2022	OFFICIAL GAZETTE	95
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	8,287,000	10,000,000	18,287,000

Regional Field Unit - I	8,287,000	10,000,000	18,287,000
Cordillera Administrative Region (CAR)	8,019,000	12,900,000	20,919,000

Regional Field Unit - CAR	8,019,000	12,900,000	20,919,000
Region II - Cagayan Valley	7,795,000	14,200,000	21,995,000

Regional Field Unit - II	7,795,000	14,200,000	21,995,000
Region III - Central Luzon	7,753,000	12,000,000	19,753,000

Regional Field Unit - III	7,753,000	12,000,000	19,753,000
Region IVA - CALABARZON	6,907,000	10,000,000	16,907,000

Regional Field Unit - IVA	6,907,000	10,000,000	16,907,000
Region IVB - MIMAROPA	6,478,000	13,000,000	19,478,000

Regional Field Unit - IVB	6,478,000	13,000,000	19,478,000
Region V - Bicol	7,169,000	13,200,000	20,369,000

Regional Field Unit - V	7,169,000	13,200,000	20,369,000
Region VI - Western Visayas	8,351,000	11,300,000	19,651,000

Regional Field Unit - VI	8,351,000	11,300,000	19,651,000
Region VII - Central Visayas	6,166,000	10,000,000	16,166,000

Regional Field Unit - VII	6,166,000	10,000,000	16,166,000
Region VIII - Eastern Visayas	5,780,000	10,000,000	15,780,000

Regional Field Unit - VIII	5,780,000	10,000,000	15,780,000
Region IX - Zamboanga Peninsula	5,795,000	18,000,000	23,795,000

Regional Field Unit - IX	5,795,000	18,000,000	23,795,000
Region X - Northern Mindanao	6,341,000	18,000,000	24,341,000

Regional Field Unit - X	6,341,000	18,000,000	24,341,000
Region XI - Davao	7,466,000	18,000,000	25,466,000

Regional Field Unit - XI	7,466,000	18,000,000	25,466,000
Region XII - SOCCSKSARGEN	7,724,000	18,000,000	25,724,000

Regional Field Unit - XII	7,724,000	18,000,000	25,724,000
Region XIII - Caraga	8,276,000	18,000,000	26,276,000

Regional Field Unit - XIII	8,276,000	18,000,000	26,276,000

96	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

EXTENSION SUPPORT, EDUCATION AND TRAINING SERVICES (ESETS) SUB-PROGRAM	273,408,000	2,997,816,000	117,235,000	3,388,459,000

ESETS on the National Rice Program		1,349,985,000	6,906,000	1,356,891,000

National Capital Region (NCR)		500,708,000		500,708,000

Central Office		7,000,000		7,000,000
Agricultural Training Institute		461,903,000		461,903,000
Bureau of Plant Industry		7,900,000		7,900,000
Bureau of Soils and Water Management		23,905,000		23,905,000
Region I - Ilocos		50,430,000		50,430,000

Regional Field Unit - I		50,430,000		50,430,000
Cordillera Administrative Region (CAR)		22,528,000		22,528,000

Regional Field Unit - CAR		22,528,000		22,528,000
Region II - Cagayan Valley		37,842,000		37,842,000

Regional Field Unit - II		37,842,000		37,842,000
Region III - Central Luzon		91,111,000	1,581,000	92,692,000

Regional Field Unit - III		91,111,000	1,581,000	92,692,000
Region IVA - CALABARZON		45,348,000		45,348,000

Regional Field Unit - IVA		45,348,000		45,348,000
Region IVB - MIMAROPA		91,702,000		91,702,000

Regional Field Unit - IVB		91,702,000		91,702,000
Region V - Bicol		104,154,000	2,950,000	107,104,000

Regional Field Unit - V		104,154,000	2,950,000	107,104,000
Region VI - Western Visayas		107,742,000		107,742,000

Regional Field Unit - VI		107,742,000		107,742,000
Region VII - Central Visayas		85,563,000	1,500,000	87,063,000

Regional Field Unit - VII		85,563,000	1,500,000	87,063,000
Region VIII - Eastern Visayas		48,775,000	675,000	49,450,000

Regional Field Unit - VIII		48,775,000	675,000	49,450,000
Region IX - Zamboanga Peninsula		34,957,000	200,000	35,157,000

Regional Field Unit - IX		34,957,000	200,000	35,157,000

JANUARY 3, 2022	OFFICIAL GAZETTE	97
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao	18,079,000		18,079,000

Regional Field Unit - X	18,079,000		18,079,000
Region XI - Davao	38,452,000		38,452,000

Regional Field Unit - XI	38,452,000		38,452,000
Region XII - SOCCSKSARGEN	33,817,000		33,817,000

Regional Field Unit - XII	33,817,000		33,817,000
Region XIII - Caraga	38,777,000		38,777,000

Regional Field Unit - XIII	38,777,000		38,777,000
ESETS on the National Livestock Program	535,370,000	75,899,000	611,269,000

National Capital Region (NCR)	331,479,000	75,799,000	407,278,000

Central Office	2,778,000		2,778,000
Agricultural Training Institute	328,701,000	75,799,000	404,500,000
Region I - Ilocos	13,875,000		13,875,000

Regional Field Unit - I	13,875,000		13,875,000
Cordillera Administrative Region (CAR)	10,460,000		10,460,000

Regional Field Unit - CAR	10,460,000		10,460,000
Region II - Cagayan Valley	10,900,000		10,900,000

Regional Field Unit - II	10,900,000		10,900,000
Region III - Central Luzon	19,250,000		19,250,000

Regional Field Unit - III	19,250,000		19,250,000
Region IVA - CALABARZON	17,900,000		17,900,000

Regional Field Unit - IVA	17,900,000		17,900,000
Region IVB - MIMAROPA	9,500,000		9,500,000

Regional Field Unit - IVB	9,500,000		9,500,000
Region V - Bicol	14,700,000		14,700,000

Regional Field Unit - V	14,700,000		14,700,000
Region VI - Western Visayas	17,130,000		17,130,000

Regional Field Unit - VI	17,130,000		17,130,000
Region VII - Central Visayas	16,500,000		16,500,000

Regional Field Unit - VII	16,500,000		16,500,000

98	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VIII - Eastern Visayas	16,300,000		16,300,000

Regional Field Unit - VIII	16,300,000		16,300,000
Region IX - Zamboanga Peninsula	9,560,000		9,560,000

Regional Field Unit - IX	9,560,000		9,560,000
Region X - Northern Mindanao	14,856,000		14,856,000

Regional Field Unit - X	14,856,000		14,856,000
Region XI - Davao	11,200,000		11,200,000

Regional Field Unit - XI	11,200,000		11,200,000
Region XII - SOCCSKSARGEN	11,300,000		11,300,000

Regional Field Unit - XII	11,300,000		11,300,000
Region XIII - Caraga	10,460,000	100,000	10,560,000

Regional Field Unit - XIII	10,460,000	100,000	10,560,000
ESETS on the National Corn Program	286,553,000	30,000	286,583,000

National Capital Region (NCR)	62,950,000		62,950,000

Central Office	8,000,000		8,000,000
Agricultural Training Institute	51,000,000		51,000,000
Bureau of Plant Industry	1,950,000		1,950,000
Bureau of Soils and Water Management	2,000,000		2,000,000
Region I - Ilocos	22,047,000		22,047,000

Regional Field Unit - I	22,047,000		22,047,000
Cordillera Administrative Region (CAR)	11,668,000		11,668,000

Regional Field Unit - CAR	11,668,000		11,668,000
Region II - Cagayan Valley	12,561,000		12,561,000

Regional Field Unit - II	12,561,000		12,561,000
Region III - Central Luzon	6,154,000		6,154,000

Regional Field Unit - III	6,154,000		6,154,000
Region IVA - CALABARZON	14,481,000		14,481,000

Regional Field Unit - IVA	14,481,000		14,481,000
Region IVB - MIMAROPA	14,005,000		14,005,000

Regional Field Unit - IVB	14,005,000		14,005,000

JANUARY 3, 2022	OFFICIAL GAZETTE	99
DEPARTMENT OF AGRICULTURE

Region V - Bicol	11,824,000		11,824,000

Regional Field Unit - V	11,824,000		11,824,000
Region VI - Western Visayas	16,786,000		16,786,000

Regional Field Unit - VI	16,786,000		16,786,000
Region VII - Central Visayas	16,406,000		16,406,000

Regional Field Unit - VII	16,406,000		16,406,000
Region VIII - Eastern Visayas	17,023,000		17,023,000

Regional Field Unit - VIII	17,023,000		17,023,000
Region IX - Zamboanga Peninsula	11,585,000		11,585,000

Regional Field Unit - IX	11,585,000		11,585,000
Region X - Northern Mindanao	21,461,000		21,461,000

Regional Field Unit - X	21,461,000		21,461,000
Region XI - Davao	20,130,000		20,130,000

Regional Field Unit - XI	20,130,000		20,130,000
Region XII - SOCCSKSARGEN	17,473,000		17,473,000

Regional Field Unit - XII	17,473,000		17,473,000
Region XIII - Caraga	9,999,000	30,000	10,029,000

Regional Field Unit - XIII	9,999,000	30,000	10,029,000
ESETS on the National High-Value Crops Development Program	367,962,000		367,962,000

National Capital Region (NCR)	78,766,000		78,766,000

Central Office	5,500,000		5,500,000
Agricultural Training Institute	66,646,000		66,646,000
Bureau of Plant Industry	6,620,000		6,620,000
Region I - Ilocos	37,034,000		37,034,000

Regional Field Unit - I	37,034,000		37,034,000
Cordillera Administrative Region (CAR)	16,718,000		16,718,000

Regional Field Unit - CAR	16,718,000		16,718,000
Region II - Cagayan Valley	23,018,000		23,018,000

Regional Field Unit - II	23,018,000		23,018,000

100	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region III - Central Luzon	8,536,000		8,536,000

Regional Field Unit - III	8,536,000		8,536,000
Region IVA - CALABARZON	37,400,000		37,400,000

Regional Field Unit - IVA	37,400,000		37,400,000
Region IVB - MIMAROPA	16,200,000		16,200,000

Regional Field Unit - IVB	16,200,000		16,200,000
Region V - Bicol	14,321,000		14,321,000

Regional Field Unit - V	14,321,000		14,321,000
Region VI - Western Visayas	10,591,000		10,591,000

Regional Field Unit - VI	10,591,000		10,591,000
Region VII - Central Visayas	26,091,000		26,091,000

Regional Field Unit - VII	26,091,000		26,091,000
Region VIII - Eastern Visayas	18,590,000		18,590,000

Regional Field Unit - VIII	18,590,000		18,590,000
Region IX - Zamboanga Peninsula	14,679,000		14,679,000

Regional Field Unit - IX	14,679,000		14,679,000
Region X - Northern Mindanao	18,500,000		18,500,000

Regional Field Unit - X	18,500,000		18,500,000
Region XI - Davao	10,846,000		10,846,000

Regional Field Unit - XI	10,846,000		10,846,000
Region XII - SOCCSKSARGEN	18,040,000		18,040,000

Regional Field Unit - XII	18,040,000		18,040,000
Region XIII - Caraga	18,632,000		18,632,000

Regional Field Unit - XIII	18,632,000		18,632,000
ESETS on the Promotion and Development of Organic Agriculture Program	155,546,000	1,510,000	157,056,000

National Capital Region (NCR)	68,132,000		68,132,000

Central Office	8,319,000		8,319,000
Agricultural Training Institute	53,813,000		53,813,000
Bureau of Soils and Water Management	6,000,000		6,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	101
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	4,172,000		4,172,000

Regional Field Unit - I	4,172,000		4,172,000
Cordillera Administrative Region (CAR)	4,341,000		4,341,000

Regional Field Unit - CAR	4,341,000		4,341,000
Region II - Cagayan Valley	8,404,000	1,330,000	9,734,000

Regional Field Unit - II	8,404,000	1,330,000	9,734,000
Region III - Central Luzon	5,640,000		5,640,000

Regional Field Unit - III	5,640,000		5,640,000
Region IVA - CALABARZON	10,177,000	180,000	10,357,000

Regional Field Unit - IVA	10,177,000	180,000	10,357,000
Region IVB - MIMAROPA	4,190,000		4,190,000

Regional Field Unit - IVB	4,190,000		4,190,000
Region V - Bicol	9,640,000		9,640,000

Regional Field Unit - V	9,640,000		9,640,000
Region VI - Western Visayas	5,836,000		5,836,000

Regional Field Unit - VI	5,836,000		5,836,000
Region VII - Central Visayas	2,847,000		2,847,000

Regional Field Unit - VII	2,847,000		2,847,000
Region VIII - Eastern Visayas	6,832,000		6,832,000

Regional Field Unit - VIII	6,832,000		6,832,000
Region IX - Zamboanga Peninsula	4,798,000		4,798,000

Regional Field Unit - IX	4,798,000		4,798,000
Region X - Northern Mindanao	6,977,000		6,977,000

Regional Field Unit - X	6,977,000		6,977,000
Region XI - Davao	3,075,000		3,075,000

Regional Field Unit - XI	3,075,000		3,075,000
Region XII - SOCCSKSARGEN	3,930,000		3,930,000

Regional Field Unit - XII	3,930,000		3,930,000
Region XIII - Caraga	6,555,000		6,555,000

Regional Field Unit - XIII	6,555,000		6,555,000

102	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other extension support, education and training services activities	273,408,000	279,283,000	32,890,000	585,581,000

National Capital Region (NCR)	269,772,000	254,749,000	31,000,000	555,521,000

Agricultural Training Institute	269,772,000	254,749,000	31,000,000	555,521,000
Region I - Ilocos		3,579,000		3,579,000

Regional Field Unit - I		3,579,000		3,579,000
Cordillera Administrative Region (CAR)		1,343,000		1,343,000

Regional Field Unit - CAR		1,343,000		1,343,000
Region II - Cagayan Valley		1,621,000	1,890,000	3,511,000

Regional Field Unit - II		1,621,000	1,890,000	3,511,000
Region III - Central Luzon		1,680,000		1,680,000

Regional Field Unit - III		1,680,000		1,680,000
Region IVA - CALABARZON		2,449,000		2,449,000

Regional Field Unit - IVA		2,449,000		2,449,000
Region IVB - MIMAROPA		1,405,000		1,405,000

Regional Field Unit - IVB		1,405,000		1,405,000
Region V - Bicol		1,220,000		1,220,000

Regional Field Unit - V		1,220,000		1,220,000
Region VI - Western Visayas		1,057,000		1,057,000

Regional Field Unit - VI		1,057,000		1,057,000
Region VII - Central Visayas		2,238,000		2,238,000

Regional Field Unit - VII		2,238,000		2,238,000
Region VIII - Eastern Visayas		1,621,000		1,621,000

Regional Field Unit - VIII		1,621,000		1,621,000
Region IX - Zamboanga Peninsula	3,636,000	3,649,000		7,285,000

Philippine Rubber Research Institute	3,636,000	2,500,000		6,136,000
Regional Field Unit - IX		1,149,000		1,149,000
Region X - Northern Mindanao		499,000		499,000

Regional Field Unit - X		499,000		499,000

JANUARY 3, 2022	OFFICIAL GAZETTE	103
DEPARTMENT OF AGRICULTURE

Region XI - Davao	616,000	616,000

Regional Field Unit - XI	616,000	616,000
Region XII - SOCCSKSARGEN	1,557,000	1,557,000

Regional Field Unit - XII	1,557,000	1,557,000
ESETS on the Halal Food Industry Development Program	23,117,000	23,117,000

National Capital Region (NCR)	9,227,000	9,227,000

Central Office	7,827,000	7,827,000
Agricultural Training Institute	1,400,000	1,400,000
Region I - Ilocos	350,000	350,000

Regional Field Unit - I	350,000	350,000
Cordillera Administrative Region (CAR)	500,000	500,000

Regional Field Unit - CAR	500,000	500,000
Region II - Cagayan Valley	500,000	500,000

Regional Field Unit - II	500,000	500,000
Region III - Central Luzon	490,000	490,000

Regional Field Unit - III	490,000	490,000
Region IVA - CALABARZON	1,000,000	1,000,000

Regional Field Unit - IVA	1,000,000	1,000,000
Region IVB - MIMAROPA	1,500,000	1,500,000

Regional Field Unit - IVB	1,500,000	1,500,000
Region V - Bicol	350,000	350,000

Regional Field Unit - V	350,000	350,000
Region VI - Western Visayas	300,000	300,000

Regional Field Unit - VI	300,000	300,000
Region VII - Central Visayas	1,800,000	1,800,000

Regional Field Unit - VII	1,800,000	1,800,000
Region VIII - Eastern Visayas	500,000	500,000

Regional Field Unit - VIII	500,000	500,000
Region IX - Zamboanga Peninsula	2,000,000	2,000,000

Regional Field Unit - IX	2,000,000	2,000,000

104	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region X - Northern Mindanao		1,500,000		1,500,000

Regional Field Unit - X		1,500,000		1,500,000
Region XI - Davao		500,000		500,000

Regional Field Unit - XI		500,000		500,000
Region XII - SOCCSKSARGEN		2,000,000		2,000,000

Regional Field Unit - XII		2,000,000		2,000,000
Region XIII - Caraga		600,000		600,000

Regional Field Unit - XIII		600,000		600,000
RESEARCH AND DEVELOPMENT (R&D) SUB-PROGRAM	648,708,000	1,271,431,000	120,065,000	2,040,204,000

R&D on the National Rice Program		513,322,000	119,165,000	632,487,000

National Capital Region (NCR)		215,545,000	575,000	216,120,000

Bureau of Agricultural Research		197,069,000		197,069,000
Bureau of Plant Industry		16,411,000	575,000	16,986,000
Bureau of Soils and Water Management		2,065,000		2,065,000
Region I - Ilocos		24,525,000	32,000,000	56,525,000

Regional Field Unit - I		24,525,000	32,000,000	56,525,000
Cordillera Administrative Region (CAR)		11,847,000	1,000,000	12,847,000

Regional Field Unit - CAR		11,847,000	1,000,000	12,847,000
Region II - Cagayan Valley		44,900,000	13,100,000	58,000,000

Regional Field Unit - II		44,900,000	13,100,000	58,000,000
Region III - Central Luzon		52,155,000	200,000	52,355,000

Regional Field Unit - III		52,155,000	200,000	52,355,000
Region IVA - CALABARZON		19,468,000		19,468,000

Regional Field Unit - IVA		19,468,000		19,468,000
Region IVB - MIMAROPA		11,200,000		11,200,000

Regional Field Unit - IVB		11,200,000		11,200,000
Region V - Bicol		9,750,000	68,000,000	77,750,000

Regional Field Unit - V		9,750,000	68,000,000	77,750,000

JANUARY 3, 2022	OFFICIAL GAZETTE	105
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas	24,686,000	300,000	24,986,000

Regional Field Unit - VI	24,686,000	300,000	24,986,000
Region VII - Central Visayas	13,397,000	2,600,000	15,997,000

Regional Field Unit - VII	13,397,000	2,600,000	15,997,000
Region VIII - Eastern Visayas	6,708,000		6,708,000

Regional Field Unit - VIII	6,708,000		6,708,000
Region IX - Zamboanga Peninsula	13,415,000		13,415,000

Regional Field Unit - IX	13,415,000		13,415,000
Region X - Northern Mindanao	19,717,000		19,717,000

Regional Field Unit - X	19,717,000		19,717,000
Region XI - Davao	16,173,000	490,000	16,663,000

Regional Field Unit - XI	16,173,000	490,000	16,663,000
Region XII - SOCCSKSARGEN	21,336,000	900,000	22,236,000

Regional Field Unit - XII	21,336,000	900,000	22,236,000
Region XIII - Caraga	8,500,000		8,500,000

Regional Field Unit - XIII	8,500,000		8,500,000
R&D on the National Livestock Program	1,000,000		1,000,000

National Capital Region (NCR)	1,000,000		1,000,000

Bureau of Agricultural Research	1,000,000		1,000,000
R&D on the National Corn Program	127,345,000	150,000	127,495,000

National Capital Region (NCR)	88,194,000		88,194,000

Bureau of Agricultural Research	60,000,000		60,000,000
Bureau of Plant Industry	659,000		659,000
Bureau of Soils and Water Management	27,535,000		27,535,000
Region I - Ilocos	4,500,000		4,500,000

Regional Field Unit - I	4,500,000		4,500,000
Cordillera Administrative Region (CAR)	350,000		350,000

Regional Field Unit - CAR	350,000		350,000
Region II - Cagayan Valley	3,300,000		3,300,000

Regional Field Unit - II	3,300,000		3,300,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Region III - Central Luzon	400,000		400,000

Regional Field Unit - III	400,000		400,000
Region IVA - CALABARZON	3,736,000		3,736,000

Regional Field Unit - IVA	3,736,000		3,736,000
Region IVB - MIMAROPA	715,000		715,000

Regional Field Unit - IVB	715,000		715,000
Region V - Bicol	4,408,000		4,408,000

Regional Field Unit - V	4,408,000		4,408,000
Region VI - Western Visayas	5,117,000		5,117,000

Regional Field Unit - VI	5,117,000		5,117,000
Region VII - Central Visayas	835,000		835,000

Regional Field Unit - VII	835,000		835,000
Region VIII - Eastern Visayas	1,150,000		1,150,000

Regional Field Unit - VIII	1,150,000		1,150,000
Region IX - Zamboanga Peninsula	500,000		500,000

Regional Field Unit - IX	500,000		500,000
Region X - Northern Mindanao	2,390,000		2,390,000

Regional Field Unit - X	2,390,000		2,390,000
Region XI - Davao	2,100,000		2,100,000

Regional Field Unit - XI	2,100,000		2,100,000
Region XII - SOCCSKSARGEN	6,866,000		6,866,000

Regional Field Unit - XII	6,866,000		6,866,000
Region XIII - Caraga	2,784,000	150,000	2,934,000

Regional Field Unit - XIII	2,784,000	150,000	2,934,000
R&D on the National High-Value Crops Development Program	100,107,000		100,107,000

National Capital Region (NCR)	100,107,000		100,107,000

Bureau of Agricultural Research	100,107,000		100,107,000
R&D on the Promotion and Development of Organic Agriculture Program	49,250,000	750,000	50,000,000

National Capital Region (NCR)	49,250,000	750,000	50,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	107
DEPARTMENT OF AGRICULTURE

Bureau of Animal Industry		947,000	750,000	1,697,000
Bureau of Agricultural Research		45,693,000		45,693,000
Bureau of Soils and Water Management		2,610,000		2,610,000
Other research and development activities	648,708,000	480,407,000		1,129,115,000

National Capital Region (NCR)	191,276,000	419,140,000		610,416,000

Bureau of Animal Industry	94,735,000	3,404,000		98,139,000
Bureau of Agricultural Research		363,826,000		363,826,000
Bureau of Plant Industry	96,541,000	16,641,000		113,182,000
Bureau of Soils and Water Management		35,269,000		35,269,000
Region I - Ilocos	28,963,000	4,884,000		33,847,000

Regional Field Unit - I	28,963,000	4,884,000		33,847,000
Cordillera Administrative Region (CAR)	16,389,000	4,791,000		21,180,000

Regional Field Unit - CAR	16,389,000	4,791,000		21,180,000
Region II - Cagayan Valley	47,165,000	2,110,000		49,275,000

Regional Field Unit - II	47,165,000	2,110,000		49,275,000
Region III - Central Luzon	27,134,000	5,894,000		33,028,000

Regional Field Unit - III	27,134,000	5,894,000		33,028,000
Region IVA - CALABARZON	29,300,000	6,312,000		35,612,000

Regional Field Unit - IVA	29,300,000	6,312,000		35,612,000
Region IVB - MIMAROPA	30,010,000	7,307,000		37,317,000

Regional Field Unit - IVB	30,010,000	7,307,000		37,317,000
Region V - Bicol	32,804,000	6,096,000		38,900,000

Regional Field Unit - V	32,804,000	6,096,000		38,900,000
Region VI - Western Visayas	38,508,000	1,692,000		40,200,000

Regional Field Unit - VI	38,508,000	1,692,000		40,200,000
Region VII - Central Visayas	46,552,000	1,753,000		48,305,000

Regional Field Unit - VII	46,552,000	1,753,000		48,305,000
Region VIII - Eastern Visayas	30,354,000	1,582,000		31,936,000

Regional Field Unit - VIII	30,354,000	1,582,000		31,936,000
Region IX - Zamboanga Peninsula	33,470,000	7,648,000		41,118,000

108	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Philippine Rubber Research Institute	990,000	6,108,000		7,098,000
Regional Field Unit - IX	32,480,000	1,540,000		34,020,000
Region X - Northern Mindanao	25,841,000	2,235,000		28,076,000

Regional Field Unit - X	25,841,000	2,235,000		28,076,000
Region XI - Davao	26,418,000	4,446,000		30,864,000

Regional Field Unit - XI	26,418,000	4,446,000		30,864,000
Region XII - SOCCSKSARGEN	25,293,000	2,657,000		27,950,000

Regional Field Unit - XII	25,293,000	2,657,000		27,950,000
Region XIII - Caraga	19,231,000	1,860,000		21,091,000

Regional Field Unit - XIII	19,231,000	1,860,000		21,091,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM	19,096,000	3,478,714,000	11,427,789,000	14,925,599,000

AGRICULTURAL MACHINERY, EQUIPMENT, AND FACILITIES SUPPORT SERVICES SUB-PROGRAM		3,335,781,000	2,876,494,000	6,212,275,000

Provision of Agricultural Equipment and Facilities (PAEF) on the National Rice Program		9,200,000	1,955,426,000	1,964,626,000

National Capital Region (NCR)			1,000,000,000	1,000,000,000

Central Office			50,000,000	50,000,000
Bureau of Soils and Water Management			950,000,000	950,000,000
Region I - Ilocos			97,178,000	97,178,000

Regional Field Unit - I			97,178,000	97,178,000
Cordillera Administrative Region (CAR)		9,200,000	26,853,000	36,053,000

Regional Field Unit - CAR		9,200,000	26,853,000	36,053,000
Region II - Cagayan Valley			116,800,000	116,800,000

Regional Field Unit - II			116,800,000	116,800,000
Region III - Central Luzon			239,200,000	239,200,000

Regional Field Unit - III			239,200,000	239,200,000
Region IVA - CALABARZON			50,805,000	50,805,000

Regional Field Unit - IVA			50,805,000	50,805,000

JANUARY 3, 2022	OFFICIAL GAZETTE	109
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA		123,725,000	123,725,000

Regional Field Unit - IVB		123,725,000	123,725,000
Region V - Bicol		102,040,000	102,040,000

Regional Field Unit - V		102,040,000	102,040,000
Region VI - Western Visayas		24,000,000	24,000,000

Regional Field Unit - VI		24,000,000	24,000,000
Region VII - Central Visayas		4,000,000	4,000,000

Regional Field Unit - VII		4,000,000	4,000,000
Region VIII - Eastern Visayas		16,030,000	16,030,000

Regional Field Unit - VIII		16,030,000	16,030,000
Region IX - Zamboanga Peninsula		27,770,000	27,770,000

Regional Field Unit - IX		27,770,000	27,770,000
Region XI - Davao		60,820,000	60,820,000

Regional Field Unit - XI		60,820,000	60,820,000
Region XII - SOCCSKSARGEN		60,065,000	60,065,000

Regional Field Unit - XII		60,065,000	60,065,000
Region XIII - Caraga		6,140,000	6,140,000

Regional Field Unit - XIII		6,140,000	6,140,000
PAEF on the National Livestock Program	3,153,000,000	21,000,000	3,174,000,000

Region I - Ilocos	383,875,000	1,800,000	385,675,000

Regional Field Unit - I	383,875,000	1,800,000	385,675,000
Cordillera Administrative Region (CAR)	179,500,000		179,500,000

Regional Field Unit - CAR	179,500,000		179,500,000
Region II - Cagayan Valley	579,875,000		579,875,000

Regional Field Unit - II	579,875,000		579,875,000
Region III - Central Luzon	937,875,000	1,750,000	939,625,000

Regional Field Unit - III	937,875,000	1,750,000	939,625,000
Region IVA - CALABARZON	346,500,000	2,500,000	349,000,000

Regional Field Unit - IVA	346,500,000	2,500,000	349,000,000

110	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVB - MIMAROPA	12,000,000	1,200,000	13,200,000

Regional Field Unit - IVB	12,000,000	1,200,000	13,200,000
Region V - Bicol	251,375,000	800,000	252,175,000

Regional Field Unit - V	251,375,000	800,000	252,175,000
Region VI - Western Visayas	12,875,000	2,000,000	14,875,000

Regional Field Unit - VI	12,875,000	2,000,000	14,875,000
Region VII - Central Visayas	10,500,000	3,765,000	14,265,000

Regional Field Unit - VII	10,500,000	3,765,000	14,265,000
Region VIII - Eastern Visayas	69,500,000		69,500,000

Regional Field Unit - VIII	69,500,000		69,500,000
Region IX - Zamboanga Peninsula	12,000,000	1,820,000	13,820,000

Regional Field Unit - IX	12,000,000	1,820,000	13,820,000
Region X - Northern Mindanao	64,875,000		64,875,000

Regional Field Unit - X	64,875,000		64,875,000
Region XI - Davao	251,000,000		251,000,000

Regional Field Unit - XI	251,000,000		251,000,000
Region XII - SOCCSKARGEN	18,875,000	2,500,000	21,375,000

Regional Field Unit - XII	18,875,000	2,500,000	21,375,000
Region XIII - Caraga	22,375,000	2,865,000	25,240,000

Regional Field Unit - XIII	22,375,000	2,865,000	25,240,000
PAEF on the National Corn Program	6,800,000	415,206,000	422,006,000

Region I - Ilocos		10,900,000	10,900,000

Regional Field Unit - I		10,900,000	10,900,000
Cordillera Administrative Region (CAR)	6,800,000	25,911,000	32,711,000

Regional Field Unit - CAR	6,800,000	25,911,000	32,711,000
Region II - Cagayan Valley		29,200,000	29,200,000

Regional Field Unit - II		29,200,000	29,200,000
Region III - Central Luzon		42,250,000	42,250,000

Regional Field Unit - III		42,250,000	42,250,000

JANUARY 3, 2022	OFFICIAL GAZETTE	111
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON		27,945,000	27,945,000

Regional Field Unit - IVA		27,945,000	27,945,000
Region IVB - MIMAROPA		31,500,000	31,500,000

Regional Field Unit - IVB		31,500,000	31,500,000
Region V - Bicol		47,425,000	47,425,000

Regional Field Unit - V		47,425,000	47,425,000
Region VI - Western Visayas		8,400,000	8,400,000

Regional Field Unit - VI		8,400,000	8,400,000
Region VII - Central Visayas		26,750,000	26,750,000

Regional Field Unit - VII		26,750,000	26,750,000
Region VIII - Eastern Visayas		25,500,000	25,500,000

Regional Field Unit - VIII		25,500,000	25,500,000
Region IX - Zamboanga Peninsula		28,200,000	28,200,000

Regional Field Unit - IX		28,200,000	28,200,000
Region X - Northern Mindanao		38,950,000	38,950,000

Regional Field Unit - X		38,950,000	38,950,000
Region XI - Davao		19,000,000	19,000,000

Regional Field Unit - XI		19,000,000	19,000,000
Region XII - SOCCSKARGEN		21,750,000	21,750,000

Regional Field Unit - XII		21,750,000	21,750,000
Region XIII - Caraga		31,525,000	31,525,000

Regional Field Unit - XIII		31,525,000	31,525,000
PAEF on the National High-Value Crops Development Program	143,728,000	310,059,000	453,787,000

National Capital Region (NCR)	285,000	120,000,000	120,285,000

Central Office		50,000,000	50,000,000
Bureau of Plant Industry	285,000	3,500,000	3,785,000
Bureau of Soils and Water Management		66,500,000	66,500,000
Region I - Ilocos	9,273,000	15,716,000	24,989,000

Regional Field Unit - I	9,273,000	15,716,000	24,989,000

112	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cordillera Administrative Region (CAR)	16,083,000	21,496,000	37,579,000

Regional Field Unit - CAR	16,083,000	21,496,000	37,579,000
Region II - Cagayan Valley	13,076,000	20,848,000	33,924,000

Regional Field Unit - II	13,076,000	20,848,000	33,924,000
Region III - Central Luzon	22,059,000	27,582,000	49,641,000

Regional Field Unit - III	22,059,000	27,582,000	49,641,000
Region IVA - CALABARZON	8,453,000	12,944,000	21,397,000

Regional Field Unit - IVA	8,453,000	12,944,000	21,397,000
Region IVB - MIMAROPA	14,830,000	12,281,000	27,111,000

Regional Field Unit - IVB	14,830,000	12,281,000	27,111,000
Region V - Bicol	13,556,000	12,936,000	26,492,000

Regional Field Unit - V	13,556,000	12,936,000	26,492,000
Region VI - Western Visayas	8,338,000	11,470,000	19,808,000

Regional Field Unit - VI	8,338,000	11,470,000	19,808,000
Region VII - Central Visayas	4,842,000	7,188,000	12,030,000

Regional Field Unit - VII	4,842,000	7,188,000	12,030,000
Region VIII - Eastern Visayas	4,644,000	8,457,000	13,101,000

Regional Field Unit - VIII	4,644,000	8,457,000	13,101,000
Region IX - Zamboanga Peninsula	5,982,000	8,800,000	14,782,000

Regional Field Unit - IX	5,982,000	8,800,000	14,782,000
Region X - Northern Mindanao	4,838,000	7,833,000	12,671,000

Regional Field Unit - X	4,838,000	7,833,000	12,671,000
Region XI - Davao	2,367,000	9,520,000	11,887,000

Regional Field Unit - XI	2,367,000	9,520,000	11,887,000
Region XII - SOCCSKARGEN	9,000,000	6,197,000	15,197,000

Regional Field Unit - XII	9,000,000	6,197,000	15,197,000
Region XIII - Caraga	6,102,000	6,791,000	12,893,000

Regional Field Unit - XIII	6,102,000	6,791,000	12,893,000
PAEF on the Promotion and Development of Organic Agriculture Program	23,053,000	174,803,000	197,856,000

JANUARY 3, 2022	OFFICIAL GAZETTE	113
DEPARTMENT OF AGRICULTURE

National Capital Region (NCR)	21,298,000	99,260,000	120,558,000

Bureau of Soils and Water Management	21,298,000	99,260,000	120,558,000
Region I - Ilocos		5,633,000	5,633,000

Regional Field Unit - I		5,633,000	5,633,000
Cordillera Administrative Region (CAR)		9,950,000	9,950,000

Regional Field Unit - CAR		9,950,000	9,950,000
Region II - Cagayan Valley		8,540,000	8,540,000

Regional Field Unit - II		8,540,000	8,540,000
Region III - Central Luzon		4,680,000	4,680,000

Regional Field Unit - III		4,680,000	4,680,000
Region IVA - CALABARZON	120,000	5,670,000	5,790,000

Regional Field Unit - IVA	120,000	5,670,000	5,790,000
Region IVB - MIMAROPA		5,390,000	5,390,000

Regional Field Unit - IVB		5,390,000	5,390,000
Region V - Bicol	240,000	5,885,000	6,125,000

Regional Field Unit - V	240,000	5,885,000	6,125,000
Region VI - Western Visayas		5,080,000	5,080,000

Regional Field Unit - VI		5,080,000	5,080,000
Region VII - Central Visayas		3,850,000	3,850,000

Regional Field Unit - VII		3,850,000	3,850,000
Region VIII - Eastern Visayas		750,000	750,000

Regional Field Unit - VIII		750,000	750,000
Region IX - Zamboanga Peninsula		2,650,000	2,650,000

Regional Field Unit - IX		2,650,000	2,650,000
Region X - Northern Mindanao	720,000		720,000

Regional Field Unit - X	720,000		720,000
Region XI - Davao		5,000,000	5,000,000

Regional Field Unit - XI		5,000,000	5,000,000
Region XII - SOCCSKSARGEN	675,000	7,215,000	7,890,000

Regional Field Unit - XII	675,000	7,215,000	7,890,000

114	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XIII - Caraga			5,250,000	5,250,000

Regional Field Unit - XIII			5,250,000	5,250,000
IRRIGATION NETWORK SERVICES (INS) SUB-PROGRAM	19,096,000	43,634,000	1,066,295,000	1,129,025,000

INS on the National Rice Program			932,758,000	932,758,000

Region I - Ilocos			159,941,000	159,941,000

Regional Field Unit - I			159,941,000	159,941,000
Cordillera Administrative Region (CAR)			69,929,000	69,929,000

Regional Field Unit - CAR			69,929,000	69,929,000
Region II - Cagayan Valley			54,568,000	54,568,000

Regional Field Unit - II			54,568,000	54,568,000
Region III - Central Luzon			49,300,000	49,300,000

Regional Field Unit - III			49,300,000	49,300,000
Region IVA - CALABARZON			81,200,000	81,200,000

Regional Field Unit - IVA			81,200,000	81,200,000
Region IVB - MIMAROPA			48,669,000	48,669,000

Regional Field Unit - IVB			48,669,000	48,669,000
Region V - Bicol			91,000,000	91,000,000

Regional Field Unit - V			91,000,000	91,000,000
Region VI - Western Visayas			114,414,000	114,414,000

Regional Field Unit - VI			114,414,000	114,414,000
Region VII - Central Visayas			46,861,000	46,861,000

Regional Field Unit - VII			46,861,000	46,861,000
Region VIII - Eastern Visayas			53,750,000	53,750,000

Regional Field Unit - VIII			53,750,000	53,750,000
Region IX - Zamboanga Peninsula			27,000,000	27,000,000

Regional Field Unit - IX			27,000,000	27,000,000
Region X - Northern Mindanao			25,000,000	25,000,000

Regional Field Unit - X			25,000,000	25,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	115
DEPARTMENT OF AGRICULTURE

Region XI - Davao		18,289,000	18,289,000

Regional Field Unit - XI		18,289,000	18,289,000
Region XII - SOCCSKSARGEN		55,112,000	55,112,000

Regional Field Unit - XII		55,112,000	55,112,000
Region XIII - Caraga		37,725,000	37,725,000

Regional Field Unit - XIII		37,725,000	37,725,000
INS on the National Corn Program		33,520,000	33,520,000

Region I - Ilocos		8,900,000	8,900,000

Regional Field Unit - I		8,900,000	8,900,000
Cordillera Administrative Region (CAR)		6,000,000	6,000,000

Regional Field Unit - CAR		6,000,000	6,000,000
Region II - Cagayan Valley		3,000,000	3,000,000

Regional Field Unit - II		3,000,000	3,000,000
Region III - Central Luzon		7,520,000	7,520,000

Regional Field Unit - III		7,520,000	7,520,000
Region IVA - CALABARZON		1,500,000	1,500,000

Regional Field Unit - IVA		1,500,000	1,500,000
Region IVB - MIMAROPA		4,000,000	4,000,000

Regional Field Unit - IVB		4,000,000	4,000,000
Region V - Bicol		600,000	600,000

Regional Field Unit - V		600,000	600,000
Region VI - Western Visayas		300,000	300,000

Regional Field Unit - VI		300,000	300,000
Region IX - Zamboanga Peninsula		1,000,000	1,000,000

Regional Field Unit - IX		1,000,000	1,000,000
Region XI - Davao		200,000	200,000

Regional Field Unit - XI		200,000	200,000
Region XIII - Caraga		500,000	500,000

Regional Field Unit - XIII		500,000	500,000
INS on the National High-Value Crops Development Program	3,460,000	88,677,000	92,137,000

116	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region I - Ilocos		6,422,000	6,422,000

Regional Field Unit - I		6,422,000	6,422,000
Cordillera Administrative Region (CAR)	3,460,000	9,815,000	13,275,000

Regional Field Unit - CAR	3,460,000	9,815,000	13,275,000
Region II - Cagayan Valley		10,600,000	10,600,000

Regional Field Unit - II		10,600,000	10,600,000
Region III - Central Luzon		10,900,000	10,900,000

Regional Field Unit - III		10,900,000	10,900,000
Region IVA - CALABARZON		5,214,000	5,214,000

Regional Field Unit - IVA		5,214,000	5,214,000
Region IVB - MIMAROPA		9,800,000	9,800,000

Regional Field Unit - IVB		9,800,000	9,800,000
Region V - Bicol		7,327,000	7,327,000

Regional Field Unit - V		7,327,000	7,327,000
Region VI - Western Visayas		1,546,000	1,546,000

Regional Field Unit - VI		1,546,000	1,546,000
Region VII - Central Visayas		6,000,000	6,000,000

Regional Field Unit - VII		6,000,000	6,000,000
Region VIII - Eastern Visayas		2,432,000	2,432,000

Regional Field Unit - VIII		2,432,000	2,432,000
Region IX - Zamboanga Peninsula		2,584,000	2,584,000

Regional Field Unit - IX		2,584,000	2,584,000
Region X - Northern Mindanao		7,337,000	7,337,000

Regional Field Unit - X		7,337,000	7,337,000
Region XI - Davao		5,000,000	5,000,000

Regional Field Unit - XI		5,000,000	5,000,000
Region XII - SOCCSKSARGEN		2,000,000	2,000,000

Regional Field Unit - XII		2,000,000	2,000,000
Region XIII - Caraga		1,700,000	1,700,000

Regional Field Unit - XIII		1,700,000	1,700,000

JANUARY 3, 2022	OFFICIAL GAZETTE	117
DEPARTMENT OF AGRICULTURE

Other Water Resources Projects	19,096,000	39,797,000		58,893,000

National Capital Region (NCR)	19,096,000	39,797,000		58,893,000

Bureau of Soils and Water Management	19,096,000	39,797,000		58,893,000
INS for the Promotion and Development of Organic Agriculture		377,000	11,340,000	11,717,000

Region I - Ilocos		377,000		377,000

Regional Field Unit - I		377,000		377,000
Region II - Cagayan Valley			900,000	900,000

Regional Field Unit - II			900,000	900,000
Region III - Central Luzon			4,000,000	4,000,000

Regional Field Unit - III			4,000,000	4,000,000
Region IVA - CALABARZON			650,000	650,000

Regional Field Unit - IVA			650,000	650,000
Region IVB - MIMAROPA			900,000	900,000

Regional Field Unit - IVB			900,000	900,000
Region V - Bicol			1,980,000	1,980,000

Regional Field Unit - V			1,980,000	1,980,000
Region IX - Zamboanga Peninsula			1,450,000	1,450,000

Regional Field Unit - IX			1,450,000	1,450,000
Region XII - SOCCSKSARGEN			1,460,000	1,460,000

Regional Field Unit - XII			1,460,000	1,460,000
FARM-TO-MARKET ROADS (FMR) SUB-PROGRAM		99,299,000	7,485,000,000	7,584,299,000

Farm-to-Market Road (FMR) Network Planning and Monitoring Services		99,299,000		99,299,000

National Capital Region (NCR)		25,399,000		25,399,000

Bureau of Agricultural and Fisheries Engineering		25,399,000		25,399,000
Region I - Ilocos		5,100,000		5,100,000

Regional Field Unit - I		5,100,000		5,100,000
Cordillera Administrative Region (CAR)		4,700,000		4,700,000

Regional Field Unit - CAR		4,700,000		4,700,000

118	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	5,600,000		5,600,000

Regional Field Unit - II	5,600,000		5,600,000
Region III - Central Luzon	5,800,000		5,800,000

Regional Field Unit - III	5,800,000		5,800,000
Region IVA - CALABARZON	7,000,000		7,000,000

Regional Field Unit - IVA	7,000,000		7,000,000
Region IVB - MIMAROPA	4,000,000		4,000,000

Regional Field Unit - IVB	4,000,000		4,000,000
Region V - Bicol	5,000,000		5,000,000

Regional Field Unit - V	5,000,000		5,000,000
Region VI - Western Visayas	5,500,000		5,500,000

Regional Field Unit - VI	5,500,000		5,500,000
Region VII - Central Visayas	5,200,000		5,200,000

Regional Field Unit - VII	5,200,000		5,200,000
Region VIII - Eastern Visayas	4,500,000		4,500,000

Regional Field Unit - VIII	4,500,000		4,500,000
Region IX - Zamboanga Peninsula	4,200,000		4,200,000

Regional Field Unit - IX	4,200,000		4,200,000
Region X - Northern Mindanao	4,600,000		4,600,000

Regional Field Unit - X	4,600,000		4,600,000
Region XI - Davao	4,500,000		4,500,000

Regional Field Unit - XI	4,500,000		4,500,000
Region XII - SOCCSKSARGEN	4,000,000		4,000,000

Regional Field Unit - XII	4,000,000		4,000,000
Region XIII - Caraga	4,200,000		4,200,000

Regional Field Unit - XIII	4,200,000		4,200,000
Project(s)
Locally-Funded Project(s)
Repair/Rehabilitation and Construction of Farm-to-Market Roads in Designated Key Production Areas		7,485,000,000	7,485,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	119
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	568,000,000	568,000,000

Regional Field Unit - I	568,000,000	568,000,000
Cordillera Administrative Region (CAR)	650,000,000	650,000,000

Regional Field Unit - CAR	650,000,000	650,000,000
Region II - Cagayan Valley	639,000,000	639,000,000

Regional Field Unit - II	639,000,000	639,000,000
Region III - Central Luzon	686,000,000	686,000,000

Regional Field Unit - III	686,000,000	686,000,000
Region IVA - CALABARZON	783,500,000	783,500,000

Regional Field Unit - IVA	783,500,000	783,500,000
Region IVB - MIMAROPA	670,500,000	670,500,000

Regional Field Unit - IVB	670,500,000	670,500,000
Region V - Bicol	374,500,000	374,500,000

Regional Field Unit - V	374,500,000	374,500,000
Region VI - Western Visayas	544,000,000	544,000,000

Regional Field Unit - VI	544,000,000	544,000,000
Region VII - Central Visayas	519,000,000	519,000,000

Regional Field Unit - VII	519,000,000	519,000,000
Region VIII - Eastern Visayas	513,000,000	513,000,000

Regional Field Unit - VIII	513,000,000	513,000,000
Region IX - Zamboanga Peninsula	274,000,000	274,000,000

Regional Field Unit - IX	274,000,000	274,000,000
Region X - Northern Mindanao	382,000,000	382,000,000

Regional Field Unit - X	382,000,000	382,000,000
Region XI - Davao	296,000,000	296,000,000

Regional Field Unit - XI	296,000,000	296,000,000
Region XII - SOCCSKSARGEN	294,500,000	294,500,000

Regional Field Unit - XII	294,500,000	294,500,000
Region XIII - Caraga	291,000,000	291,000,000

Regional Field Unit - XIII	291,000,000	291,000,000

120	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

AGRICULTURE AND FISHERY POLICY PROGRAM	47,150,000	24,495,000	2,650,000	74,295,000

Formulation, monitoring and evaluation of agricultural and fishery policies, plans and programs	47,150,000	24,495,000	2,650,000	74,295,000

National Capital Region (NCR)	47,150,000	24,495,000	2,650,000	74,295,000

Central Office	47,150,000	24,495,000	2,650,000	74,295,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM	556,241,000	616,080,000	79,313,000	1,251,634,000

Quality control and inspection	166,000,000	268,876,000	37,213,000	472,089,000

National Capital Region (NCR)	83,059,000	234,918,000	34,563,000	352,540,000

Bureau of Animal Industry		25,635,000	18,900,000	44,535,000
Bureau of Plant Industry	78,846,000	204,191,000	15,663,000	298,700,000
Bureau of Agricultural and Fisheries Engineering	4,213,000	5,092,000		9,305,000
Region I - Ilocos	12,369,000	1,442,000		13,811,000

Regional Field Unit - I	12,369,000	1,442,000		13,811,000
Cordillera Administrative Region (CAR)	7,568,000	8,343,000		15,911,000

Regional Field Unit - CAR	7,568,000	8,343,000		15,911,000
Region II - Cagayan Valley		1,272,000		1,272,000

Regional Field Unit - II		1,272,000		1,272,000
Region III - Central Luzon		2,673,000		2,673,000

Regional Field Unit - III		2,673,000		2,673,000
Region IVA - CALABARZON	4,640,000	1,255,000		5,895,000

Regional Field Unit - IVA	4,640,000	1,255,000		5,895,000
Region IVB - MIMAROPA	6,249,000	3,341,000		9,590,000

Regional Field Unit - IVB	6,249,000	3,341,000		9,590,000
Region V - Bicol	4,811,000	3,712,000		8,523,000

Regional Field Unit - V	4,811,000	3,712,000		8,523,000
Region VI - Western Visayas	4,911,000	1,303,000		6,214,000

Regional Field Unit - VI	4,911,000	1,303,000		6,214,000
Region VII - Central Visayas	4,839,000	1,132,000		5,971,000

Regional Field Unit - VII	4,839,000	1,132,000		5,971,000

JANUARY 3, 2022	OFFICIAL GAZETTE	121
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas	9,145,000	1,931,000	1,350,000	12,426,000

Regional Field Unit - VIII	9,145,000	1,931,000	1,350,000	12,426,000
Region IX - Zamboanga Peninsula	9,382,000	1,305,000		10,687,000

Regional Field Unit - IX	9,382,000	1,305,000		10,687,000
Region X - Northern Mindanao		1,455,000		1,455,000

Regional Field Unit - X		1,455,000		1,455,000
Region XI - Davao	2,873,000	1,251,000	1,300,000	5,424,000

Regional Field Unit - XI	2,873,000	1,251,000	1,300,000	5,424,000
Region XI1 - SOCCSKARGEN	10,300,000	1,055,000		11,355,000

Regional Field Unit - XII	10,300,000	1,055,000		11,355,000
Region XIII - Caraga	5,854,000	2,488,000		8,342,000

Regional Field Unit - XIII	5,854,000	2,488,000		8,342,000
Agriculture and fishery product standards	19,186,000	43,746,000		62,932,000

National Capital Region (NCR)	19,186,000	43,746,000		62,932,000

Central Office	19,186,000	43,746,000		62,932,000
Quarantine services	315,330,000	272,082,000	42,100,000	629,512,000

National Capital Region (NCR)	315,330,000	272,082,000	42,100,000	629,512,000

Bureau of Animal Industry	152,199,000	225,294,000	42,100,000	419,593,000
Bureau of Plant Industry	163,131,000	46,788,000		209,919,000
Registration and licensing	55,725,000	31,376,000		87,101,000

National Capital Region (NCR)	5,261,000	17,912,000		23,173,000

Bureau of Animal Industry		8,334,000		8,334,000
Bureau of Plant Industry		1,735,000		1,735,000
Bureau of Agricultural and Fisheries Engineering	5,261,000	7,843,000		13,104,000
Region I - Ilocos		515,000		515,000

Regional Field Unit - I		515,000		515,000
Cordillera Administrative Region (CAR)	4,141,000	2,659,000		6,800,000

Regional Field Unit - CAR	4,141,000	2,659,000		6,800,000
Region II - Cagayan Valley	9,154,000	1,054,000		10,208,000

Regional Field Unit - II	9,154,000	1,054,000		10,208,000

122	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region III - Central Luzon	10,971,000	1,546,000		12,517,000

Regional Field Unit - III	10,971,000	1,546,000		12,517,000
Region IVA - CALABARZON	4,566,000	1,937,000		6,503,000

Regional Field Unit - IVA	4,566,000	1,937,000		6,503,000
Region IVB - MIMAROPA	4,497,000	251,000		4,748,000

Regional Field Unit - IVB	4,497,000	251,000		4,748,000
Region V - Bicol	6,903,000	266,000		7,169,000

Regional Field Unit - V	6,903,000	266,000		7,169,000
Region VI - Western Visayas	4,442,000	225,000		4,667,000

Regional Field Unit - VI	4,442,000	225,000		4,667,000
Region VII - Central Visayas	2,216,000	533,000		2,749,000

Regional Field Unit - VII	2,216,000	533,000		2,749,000
Region VIII - Eastern Visayas		213,000		213,000

Regional Field Unit - VIII		213,000		213,000
Region IX - Zamboanga Peninsula		602,000		602,000

Regional Field Unit - IX		602,000		602,000
Region X - Northern Mindanao		1,373,000		1,373,000

Regional Field Unit - X		1,373,000		1,373,000
Region XI - Davao	3,574,000	1,437,000		5,011,000

Regional Field Unit - XI	3,574,000	1,437,000		5,011,000
Region XII - SOCCSKSARGEN		500,000		500,000

Regional Field Unit - XII		500,000		500,000
Region XIII - Caraga		353,000		353,000

Regional Field Unit - XIII		353,000		353,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM	17,499,000	7,311,599,000	9,778,658,000	17,107,756,000

Project(s)
Locally-Funded Project(s)	17,499,000	6,530,765,000	6,633,566,000	13,181,830,000

Special Area for Agricultural Development Program		617,402,000	306,387,000	923,789,000

JANUARY 3, 2022	OFFICIAL GAZETTE	123
DEPARTMENT OF AGRICULTURE

National Capital Region (NCR)		37,204,000		37,204,000

Central Office		37,204,000		37,204,000
Cordillera Administrative Region (CAR)		94,250,000	29,300,000	123,550,000

Regional Field Unit - CAR		94,250,000	29,300,000	123,550,000
Region IVB - MIMAROPA		38,921,000	21,000,000	59,921,000

Regional Field Unit - IVB		38,921,000	21,000,000	59,921,000
Region V - Bicol		83,949,000	20,545,000	104,494,000

Regional Field Unit - V		83,949,000	20,545,000	104,494,000
Region VI - Western Visayas		39,368,000	32,810,000	72,178,000

Regional Field Unit - VI		39,368,000	32,810,000	72,178,000
Region VII - Central Visayas		50,495,000	27,985,000	78,480,000

Regional Field Unit - VII		50,495,000	27,985,000	78,480,000
Region VIII - Eastern Visayas		86,998,000	49,000,000	135,998,000

Regional Field Unit - VIII		86,998,000	49,000,000	135,998,000
Region IX - Zamboanga Peninsula		56,597,000	32,962,000	89,559,000

Regional Field Unit - IX		56,597,000	32,962,000	89,559,000
Region X - Northern Mindanao		32,650,000	29,450,000	62,100,000

Regional Field Unit - X		32,650,000	29,450,000	62,100,000
Region XI - Davao		30,348,000	16,883,000	47,231,000

Regional Field Unit - XI		30,348,000	16,883,000	47,231,000
Region XII - SOCCSKSARGEN		42,360,000	37,500,000	79,860,000

Regional Field Unit - XII		42,360,000	37,500,000	79,860,000
Region XIII - Caraga		24,262,000	8,952,000	33,214,000

Regional Field Unit - XIII		24,262,000	8,952,000	33,214,000
SOCCSKSARGEN Integrated Food Security Program	17,499,000	32,542,000		50,041,000

Region XII - SOCCSKSARGEN	17,499,000	32,542,000		50,041,000

Regional Field Unit - XII	17,499,000	32,542,000		50,041,000
Kabuhayan at Kaunlaran ng Kababayang Katutubo (4Ks) Project		102,124,000	47,876,000	150,000,000

124	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	22,525,000	1,326,000	23,851,000

Central Office	22,525,000	1,326,000	23,851,000
Region I - Ilocos	2,622,000	5,645,000	8,267,000

Regional Field Unit - I	2,622,000	5,645,000	8,267,000
Cordillera Administrative Region (CAR)	6,051,000	3,435,000	9,486,000

Regional Field Unit - CAR	6,051,000	3,435,000	9,486,000
Region II - Cagayan Valley	8,921,000	563,000	9,484,000

Regional Field Unit - II	8,921,000	563,000	9,484,000
Region III - Central Luzon	3,742,000	5,744,000	9,486,000

Regional Field Unit - III	3,742,000	5,744,000	9,486,000
Region IVA - CALABARZON	8,227,000	1,693,000	9,920,000

Regional Field Unit - IVA	8,227,000	1,693,000	9,920,000
Region IVB - MIMAROPA	7,230,000	2,253,000	9,483,000

Regional Field Unit - IVB	7,230,000	2,253,000	9,483,000
Region V - Bicol	4,817,000	4,668,000	9,485,000

Regional Field Unit - V	4,817,000	4,668,000	9,485,000
Region VI - Western Visayas	8,197,000	1,289,000	9,486,000

Regional Field Unit - VI	8,197,000	1,289,000	9,486,000
Region VII - Central Visayas	3,890,000	120,000	4,010,000

Regional Field Unit - VII	3,890,000	120,000	4,010,000
Region IX - Zamboanga Peninsula	7,832,000	1,652,000	9,484,000

Regional Field Unit - IX	7,832,000	1,652,000	9,484,000
Region X - Northern Mindanao	4,984,000	4,501,000	9,485,000

Regional Field Unit - X	4,984,000	4,501,000	9,485,000
Region XI - Davao	2,194,000	6,907,000	9,101,000

Regional Field Unit - XI	2,194,000	6,907,000	9,101,000
Region XII - SOCCSKSARGEN	5,370,000	4,115,000	9,485,000

Regional Field Unit - XII	5,370,000	4,115,000	9,485,000
Region XIII - Caraga	5,522,000	3,965,000	9,487,000

Regional Field Unit - XIII	5,522,000	3,965,000	9,487,000

JANUARY 3, 2022	OFFICIAL GAZETTE	125
DEPARTMENT OF AGRICULTURE

Rice Competitiveness Enhancement Program	4,000,000,000	6,000,000,000	10,000,000,000

National Capital Region (NCR)	4,000,000,000	6,000,000,000	10,000,000,000

Central Office	4,000,000,000	6,000,000,000	10,000,000,000
Updating of the Registry System for Basic Sectors in Agriculture (RSBSA)	193,357,000	26,643,000	220,000,000

National Capital Region (NCR)	25,784,000	11,745,000	37,529,000

Central Office	25,784,000	11,745,000	37,529,000
Region I - Ilocos	9,870,000		9,870,000

Regional Field Unit - I	9,870,000		9,870,000
Cordillera Administrative Region (CAR)	9,449,000	2,969,000	12,418,000

Regional Field Unit - CAR	9,449,000	2,969,000	12,418,000
Region II - Cagayan Valley	14,629,000	1,247,000	15,876,000

Regional Field Unit - II	14,629,000	1,247,000	15,876,000
Region III - Central Luzon	18,008,000	2,178,000	20,186,000

Regional Field Unit - III	18,008,000	2,178,000	20,186,000
Region IVA - CALABARZON	9,458,000	536,000	9,994,000

Regional Field Unit - IVA	9,458,000	536,000	9,994,000
Region IVB - MIMAROPA	11,542,000	938,000	12,480,000

Regional Field Unit - IVB	11,542,000	938,000	12,480,000
Region V - Bicol	12,907,000	681,000	13,588,000

Regional Field Unit - V	12,907,000	681,000	13,588,000
Region VI - Western Visayas	22,693,000		22,693,000

Regional Field Unit - VI	22,693,000		22,693,000
Region VII - Central Visayas	9,514,000	1,005,000	10,519,000

Regional Field Unit - VII	9,514,000	1,005,000	10,519,000
Region VIII - Eastern Visayas	6,906,000	2,262,000	9,168,000

Regional Field Unit - VIII	6,906,000	2,262,000	9,168,000
Region IX - Zamboanga Peninsula	4,220,000	302,000	4,522,000

Regional Field Unit - IX	4,220,000	302,000	4,522,000

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Region X - Northern Mindanao	9,969,000	922,000	10,891,000

Regional Field Unit - X	9,969,000	922,000	10,891,000
Region XI - Davao	8,645,000		8,645,000

Regional Field Unit - XI	8,645,000		8,645,000
Region XII - SOCCSKSARGEN	13,446,000	1,491,000	14,937,000

Regional Field Unit - XII	13,446,000	1,491,000	14,937,000
Region XIII - Caraga	6,317,000	367,000	6,684,000

Regional Field Unit - XIII	6,317,000	367,000	6,684,000
Balik Probinsya, Bagong Pag-asa Program	255,340,000	244,660,000	500,000,000

National Capital Region (NCR)	255,340,000	244,660,000	500,000,000

Central Office	255,340,000	244,660,000	500,000,000
Fuel Discount to Farmers and Fisherfolk	500,000,000		500,000,000

National Capital Region (NCR)	500,000,000		500,000,000

Central Office	500,000,000		500,000,000
Aquaponics Program	3,000,000		3,000,000

National Capital Region (NCR)	3,000,000		3,000,000

Central Office	3,000,000		3,000,000
Construction of Drop-Off Center/ Trading Post in Aritao, Nueva Vizcaya	10,000,000		10,000,000

Region II - Cagayan Valley	10,000,000		10,000,000

Regional Field Unit - II	10,000,000		10,000,000
Construction of Drop-Off Center/ Trading Post in Barangay Fely, Maconacon, Isabela	5,000,000		5,000,000

Region II - Cagayan Valley	5,000,000		5,000,000

Regional Field Unit - II	5,000,000		5,000,000
Agribusiness and Marketing Assistance Service (AMAS) Enhanced KADIWA-2:
Marketing Logistics Support Program (Food Supply Distribution Program)	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Central Office	50,000,000		50,000,000
Implementation of the KADIWA ni ANI at KITA Program	250,000,000		250,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	127
DEPARTMENT OF AGRICULTURE

National Capital Region (NCR)	250,000,000		250,000,000

Central Office	250,000,000		250,000,000
Young Farmers Challenge Fund	150,000,000		150,000,000

National Capital Region (NCR)	150,000,000		150,000,000

Central Office	150,000,000		150,000,000
Binhi ng Pag-Asa Program	92,000,000	8,000,000	100,000,000

National Capital Region (NCR)	92,000,000	8,000,000	100,000,000

Agricultural Training Institute	92,000,000	8,000,000	100,000,000
Implementation of a Livestock Development Project in the Province of Marinduque	10,000,000		10,000,000

Region IVB - MIMAROPA	10,000,000		10,000,000

Regional Field Unit - IVB	10,000,000		10,000,000
Implementation of a Livestock Development Project in the Province of Ilocos Sur	10,000,000		10,000,000

Region I - Ilocos	10,000,000		10,000,000

Regional Field Unit - I	10,000,000		10,000,000
Implementation of a Livestock Development Project in the Province of Pangasinan	20,000,000		20,000,000

Region I - Ilocos	20,000,000		20,000,000

Regional Field Unit - I	20,000,000		20,000,000
Inclusive Agribusiness through Sustainable Agriculture and Fishery Enterprises (SAFE) Innovation Hub for Coconut and other By- Products for the Province of Camarines Sur	230,000,000		230,000,000

Region V - Bicol	230,000,000		230,000,000

Regional Field Unit - V	230,000,000		230,000,000
Foreign - Assisted Project(s)	780,834,000	3,145,092,000	3,925,926,000

Philippine Rural Development Program		145,077,000	145,077,000

National Capital Region (NCR)		145,077,000	145,077,000

Central Office		145,077,000	145,077,000

Loan Proceeds		145,077,000	145,077,000
Expansion of the Philippine Rural Development Project		1,502,133,000	1,502,133,000

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National Capital Region (NCR)						1,502,133,000		1,502,133,000

Central Office						1,502,133,000		1,502,133,000

Loan Proceeds						1,337,191,000		1,337,191,000
GOP Counterpart						164,942,000		164,942,000
Second Additional Financing for Philippine Rural Development Project (PRDP-AF2)				764,434,000		1,497,882,000		2,262,316,000

National Capital Region (NCR)				764,434,000		1,497,882,000		2,262,316,000

Central Office				764,434,000		1,497,882,000		2,262,316,000

Loan Proceeds				351,691,000		967,955,000		1,319,646,000
GOP Counterpart				412,743,000		529,927,000		942,670,000
Philippine-Sino Center for Agricultural Technology -Technical Cooperation Program III (PhilSCAT-TCP III)				16,400,000				16,400,000

Region III - Central Luzon				16,400,000				16,400,000

Regional Field Unit - III				16,400,000				16,400,000

GOP Counterpart				16,400,000				16,400,000

Sub-total, Operations		1,925,619,000		28,821,625,000		22,240,109,000		52,987,353,000

TOTAL NEW APPROPRIATIONS	₱	3,910,954,000	₱	32,458,718,000	₱	22,429,790,000	₱	58,799,462,000

New Appropriations by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,735,297

Total Permanent Positions	2,735,297

Other Compensation Common to All
Personnel Economic Relief Allowance	151,008
Representation Allowance	19,890
Transportation Allowance	19,830
Clothing and Uniform Allowance	37,752
Mid-Year Bonus-Civilian	227,941
Year End Bonus	227,941
Cash Gift	31,460
Productivity Enhancement Incentive	31,460
Step Increment	6,835

JANUARY 3, 2022	OFFICIAL GAZETTE	129
DEPARTMENT OF AGRICULTURE

Total Other Compensation Common to All	754,117

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13,881
Magna Carta for Science & Technology Personnel	149,437
Overseas Allowance	52,425
Anniversary Bonus - Civilian	3,573

Total Other Compensation for Specific Groups	219,316

Other Benefits
PAG-IBIG Contributions	7,552
PhilHealth Contributions	45,684
Employees Compensation Insurance Premiums	7,552
Loyalty Award - Civilian	3,210
Terminal Leave	120,727

Total Other Benefits	184,725

Non-Permanent Positions	17,499

Total Personnel Services	3,910,954

Maintenance and Other Operating Expenses
Travelling Expenses	499,444
Training and Scholarship Expenses	2,455,248
Supplies and Materials Expenses	17,650,459
Utility Expenses	286,464
Communication Expenses	186,851
Awards/Rewards and Prizes	40,356
Survey, Research, Exploration and Development Expenses	1,454
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,269
Professional Services	2,028,609
General Services	228,587
Repairs and Maintenance	536,949
Financial Assistance/Subsidy	950,000
Taxes, Insurance Premiums and Other Fees	60,293
Labor and Wages	299,977
Other Maintenance and Operating Expenses
Advertising Expenses	90,633
Printing and Publication Expenses	82,144
Representation Expenses	197,666
Transportation and Delivery Expenses	31,381
Rent/Lease Expenses	89,987
Membership Dues and Contributions to Organizations	4,937
Subscription Expenses	37,375
Donations	5,404,056
Bank Transaction Fee	1,729
Other Maintenance and Operating Expenses	1,286,850

Total Maintenance and Other Operating Expenses	32,458,718

Total Current Operating Expenditures	36,369,672

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Capital Outlays
Loans Outlay	1,000,000
Property, Plant and Equipment Outlay
Land Improvements Outlay	23,055
Infrastructure Outlay	11,708,249
Buildings and Other Structures	2,239,870
Machinery and Equipment Outlay	6,658,456
Transportation Equipment Outlay	8,650
Furniture, Fixtures and Books Outlay	15,834
Biological Assets Outlay	775,676

Total Capital Outlays	22,429,790

TOTAL NEW APPROPRIATIONS	58,799,462

B. AGRICULTURAL CREDIT POLICY COUNCIL

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	2,600,143,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	13,988,000	₱	16,118,000	₱	11,000	₱		₱	30,117,000
Operations		27,142,000		23,232,000				2,519,652,000		2,570,026,000

AGRICULTURAL CREDIT PROGRAM		27,142,000		23,232,000				2,519,652,000		2,570,026,000

TOTAL NEW APPROPRIATIONS	₱	41,130,000	₱	39,350,000	₱	11,000	₱	2,519,652,000	₱	2,600,143,000

Special Provision(s)

1. Agricultural Credit Facility. The amount of Two Billion Five Hundred Thirty Six Million Five Hundred Sixty One Thousand Pesos (₱2,536,561,000) appropriated herein for Agro-Industry Modernization Credit and Financing Program Administration includes the amount of Two Billion Five Hundred Fifteen Million Pesos (₱2,515,000,000) which shall be transferred to Government Financial Institutions (GFIs), private banks such as rural and cooperative banks, ~~thrift banks and universal/commercial banks, and Non-Bank Financial Institutions (NBFIs) such as cooperatives, farmers or fisherfolk organizations or associations, agri-fishery-based corporations,~~ and other viable Non-Government Organizations (NGOs), to be used exclusively for the implementation of a flexible, accesible, and affordable credit facility. The same shall be for the benefit of small farmers and fisherfolk registered under the Registry System for Basic Sectors in Agriculture, their cooperatives, organizations, or associations, and agri-fishery-based micro and small-enterprises enrolled/registered under the farmers and fisherfolk enterprise development information system. For this purpose, the Agricultural Credit Policy Council (ACPC), in coordination with GFIs, private banks, and NBFIs shall formulate the guidelines for a streamlined and equitable access to the said credit facility. (DIRECT VETO - President’s Veto Message, December 30, 2021, Volume I-B, page 811, R.A. No. 11639)

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	131
DEPARTMENT OF AGRICULTURE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	12,433,000	₱	16,118,000	₱	11,000	₱		₱	28,562,000
Administration of Personnel Benefits		1,555,000								1,555,000

Sub-total, General Administration and Support		13,988,000		16,118,000		11,000				30,117,000

Operations
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased		27,142,000		23,232,000				2,519,652,000		2,570,026,000

AGRICULTURAL CREDIT PROGRAM		27,142,000		23,232,000				2,519,652,000		2,570,026,000

Agro-Industry Modernization Credit and Financing Program (AMCFP) Administration		13,239,000		8,322,000				2,515,000,000		2,536,561,000
Policy formulation, research and advocacy, monitoring and evaluation of credit policies, plans and programs and capacity building		13,903,000		14,910,000				4,652,000		33,465,000

Sub-total, Operations		27,142,000		23,232,000				2,519,652,000		2,570,026,000

TOTAL NEW APPROPRIATIONS	₱	41,130,000	₱	39,350,000	₱	11,000	₱	2,519,652,000	₱	2,600,143,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,915

Total Permanent Positions	29,915

Other Compensation Common to All
Personnel Economic Relief Allowance	816
Representation Allowance	1,338
Transportation Allowance	1,338

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Clothing and Uniform Allowance	204
Mid-Year Bonus - Civilian	2,493
Year End Bonus	2,493
Cash Gift	170
Productivity Enhancement Incentive	170
Step Increment	74

Total Other Compensation Common to All	9,096

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	102

Total Other Compensation for Specific Groups	102

Other Benefits
PAG-IBIG Contributions	40
PhilHealth Contributions	382
Employees Compensation Insurance Premiums	40
Terminal Leave	1,555

Total Other Benefits	2,017

Total Personnel Services	41,130

Maintenance and Other Operating Expenses
Travelling Expenses	10,524
Training and Scholarship Expenses	3,740
Supplies and Materials Expenses	2,866
Utility Expenses	2,057
Communication Expenses	6,359
Survey, Research, Exploration and Development Expenses	2,683
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,030
General Services	2,290
Repairs and Maintenance	1,338
Taxes, Insurance Premiums and Other Fees	116
Other Maintenance and Operating Expenses
Advertising Expenses	11
Printing and Publication Expenses	74
Representation Expenses	547
Rent/Lease Expenses	1,858
Subscription Expenses	2,144
Other Maintenance and Operating Expenses	1,563

Total Maintenance and Other Operating Expenses	39,350

Financial Expenses
Bank Charges	11

Total Financial Expenses	11

Total Current Operating Expenditures	80,491

JANUARY 3, 2022	OFFICIAL GAZETTE	133
DEPARTMENT OF AGRICULTURE

Capital Outlays
Loans Outlay	2,515,000
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,652

Total Capital Outlays	2,519,652

TOTAL NEW APPROPRIATIONS	2,600,143

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

For general administration and support, support to operations, and operations including locally-funded projects and foreign-assisted project, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	4,567,278,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	195,942,000	₱	318,962,000	₱	44,000	₱		₱	514,948,000
Support to Operations		14,906,000		292,575,000				75,000,000		382,481,000
Operations		618,920,000		2,540,135,000				510,794,000		3,669,849,000

FISHERIES DEVELOPMENT PROGRAM		213,491,000		736,747,000				304,982,000		1,255,220,000
FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM		363,297,000		1,260,593,000				205,812,000		1,829,702,000
FISHERIES EXTENSION PROGRAM		42,132,000		518,538,000						560,670,000
FISHERIES POLICY PROGRAM				24,257,000						24,257,000

TOTAL NEW APPROPRIATIONS	₱	829,768,000	₱	3,151,672,000	₱	44,000	₱	585,794,000	₱	4,567,278,000

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (P50,000,000) shall be used for the rehabilitation or restoration of declared aquatic critical habitats, all aquatic resources and all marine mammals except dugong, as well as scientific research support, and enforcement and monitoring activities of the BFAR, sourced from donations, contributions, endowments and fines imposed for violations within its jurisdiction, constituted into the Wildlife Management Fund pursuant to Section 29 in relation to Section 4 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Fisheries Management Fund. In addition to the amounts appropriated herein, the amount of Thirteen Million Pesos (P13,000,000) shall be used for the conservation, preservation, protection, management, development and regulation of fishery and aquatic resources; research and development and capability building of the various stakeholders including provision for scholarships; supplementary livelihood for poverty alleviation; and improvement of productivity and processes of the various stakeholders, in accordance with the allocation provided under Section 19 of R.A. No. 10654, sourced from proceeds of the sale of forfeited fish, fishing gears, paraphernalia and fishing vessels, endowments, grants, donations, and administrative fines and penalties imposed under the same Act, constituted into the Fisheries Management Fund pursuant to the same provision.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. National Fisheries Program. The amount of Three Billion Fifty Million Nine Hundred Twenty Nine Thousand Pesos (P3,050,929,000) appropriated herein for the National Fisheries Program shall be implemented with priority given to: (i) areas where the majority of small fisherfolk registered under the RSBSA are located; and (ii) provinces or regions where the absolute number of poor fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

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4. Post-harvest Equipment and Facilities. The amount of Thirty Million Seven Hundred Ninety Six Thousand Pesos (₱30,796,000) appropriated herein for the implementation of the Provision of Fishery On-Farm/Post-Harvest Equipment and Facilities shall be used for the construction of on-farm/post-harvest facilities and/or procurement of the on-farm/post-harvest equipment.

Upon completion of the construction and/or procurement of the post-harvest equipment and facilities, the BFAR shall turn over the management and ownership thereof to the LGUs or fisherfolk organizations concerned, which shall commit to shoulder maintenance and repair cost.

5. Upgrading and Capacitating Municipal Fisherfolks in the West Philippine Sea (WPS) Through Acquisition and Allocation of Capture Fisheries Livelihood Interventions. The amount of Thirty Million Pesos (P30,000,000) appropriated herein under the Capture Fisheries Sub-Program shall be used for the improvement of the socio-economic well-being of municipal fisherfolk situated in the coastal municipalities of the WPS by providing medium-scale Handliner Boats, Lambaklad and Payaos.

6. Fisheries Management Areas Program. The amount of Ten Million Pesos (₱10,000,000) appropriated herein for the operationalization of the Fisheries Management Areas (FMA) Program shall include the operationalization of FMA management boards and scientific advisory groups, implementation of area recommended harvest control measures, capacity building for stakeholders, and implementation of economic safety nets for fisherfolk that will be affected by established policies on harvest control, among others.

Capacity building activities shall include awareness and adoption of industry standards on municipal catch documentation and traceability systems and vessel monitoring system, among others.

The BFAR shall lead the development and implementation of multi-agency and multi-sectoral ecosystem-based fisheries management plans in the established twelve (12) FMAs.

7. Fisheries Scholarship Program. The BFAR may allocate amounts from the fisheries scholarship program for children of families belonging to indigenous peoples communities who bear the responsibility of fisheries management in their ancestral domains.

8. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	168,930,000	₱	318,962,000	₱	44,000		₱	487,936,000

National Capital Region (NCR)		48,187,000		96,510,000		44,000			144,741,000

Central Office		48,187,000		96,510,000		44,000			144,741,000
Region I - Ilocos		6,152,000		9,960,000					16,112,000

Regional Office - I		6,152,000		9,960,000					16,112,000
Cordillera Administrative Region (CAR)		5,348,000		14,359,000					19,707,000

Regional Office - CAR		5,348,000		14,359,000					19,707,000
Region II - Cagayan Valley		8,917,000		12,048,000					20,965,000

Regional Office - II		8,917,000		12,048,000					20,965,000
Region III - Central Luzon		6,966,000		14,300,000					21,266,000

Regional Office - III		6,966,000		14,300,000					21,266,000

JANUARY 3, 2022	OFFICIAL GAZETTE	135
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON	11,986,000	16,954,000	28,940,000

Regional Office - IVA	11,986,000	16,954,000	28,940,000
Region IVB - MIMAROPA	10,927,000	13,682,000	24,609,000

Regional Office - IVB	10,927,000	13,682,000	24,609,000
Region V - Bicol	8,631,000	23,264,000	31,895,000

Regional Office - V	8,631,000	23,264,000	31,895,000
Region VI - Western Visayas	7,417,000	13,541,000	20,958,000

Regional Office - VI	7,417,000	13,541,000	20,958,000
Region VII - Central Visayas	14,618,000	13,068,000	27,686,000

Regional Office - VII	14,618,000	13,068,000	27,686,000
Region VIII - Eastern Visayas	8,747,000	21,027,000	29,774,000

Regional Office - VIII	8,747,000	21,027,000	29,774,000
Region IX - Zamboanga Peninsula	7,424,000	9,368,000	16,792,000

Regional Office - IX	7,424,000	9,368,000	16,792,000
Region X - Northern Mindanao	4,130,000	16,242,000	20,372,000

Regional Office - X	4,130,000	16,242,000	20,372,000
Region XI - Davao	8,051,000	18,143,000	26,194,000

Regional Office - XI	8,051,000	18,143,000	26,194,000
Region XII - SOCCSKSARGEN	6,001,000	11,083,000	17,084,000

Regional Office - XII	6,001,000	11,083,000	17,084,000
Region XIII - Caraga	5,428,000	15,413,000	20,841,000

Regional Office - XIII	5,428,000	15,413,000	20,841,000
Administration of Personnel Benefits	27,012,000		27,012,000

National Capital Region (NCR)	10,277,000		10,277,000

Central Office	10,277,000		10,277,000
Region II - Cagayan Valley	677,000		677,000

Regional Office - II	677,000		677,000
Region III - Central Luzon	4,313,000		4,313,000

Regional Office - III	4,313,000		4,313,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Region IVA - CALABARZON	2,868,000				2,868,000

Regional Office - IVA	2,868,000				2,868,000
Region V - Bicol	3,113,000				3,113,000

Regional Office - V	3,113,000				3,113,000
Region VI - Western Visayas	1,045,000				1,045,000

Regional Office - VI	1,045,000				1,045,000
Region VII - Central Visayas	238,000				238,000

Regional Office - VII	238,000				238,000
Region VIII - Eastern Visayas	1,589,000				1,589,000

Regional Office - VIII	1,589,000				1,589,000
Region IX - Zamboanga Peninsula	1,197,000				1,197,000

Regional Office - IX	1,197,000				1,197,000
Region XI - Davao	66,000				66,000

Regional Office - XI	66,000				66,000
Region XII - SOCCSKSARGEN	1,629,000				1,629,000

Regional Office - XII	1,629,000				1,629,000

Sub-total, General Administration and Support	195,942,000	318,962,000	44,000		514,948,000

Support to Operations
Development of organizational policies, plans and procedures	6,577,000	249,555,000		75,000,000	331,132,000

National Capital Region (NCR)	6,577,000	215,141,000		75,000,000	296,718,000

Central Office	6,577,000	215,141,000		75,000,000	296,718,000
Region I - Ilocos		2,962,000			2,962,000

Regional Office - I		2,962,000			2,962,000
Cordillera Administrative Region (CAR)		1,376,000			1,376,000

Regional Office - CAR		1,376,000			1,376,000
Region II - Cagayan Valley		2,628,000			2,628,000

Regional Office - II		2,628,000			2,628,000
Region III - Central Luzon		1,395,000			1,395,000

Regional Office - III		1,395,000			1,395,000

JANUARY 3, 2022	OFFICIAL GAZETTE	137
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON		1,786,000	1,786,000

Regional Office - IVA		1,786,000	1,786,000
Region IVB - MIMAROPA		3,164,000	3,164,000

Regional Office - IVB		3,164,000	3,164,000
Region V - Bicol		1,777,000	1,777,000

Regional Office - V		1,777,000	1,777,000
Region VI - Western Visayas		1,454,000	1,454,000

Regional Office - VI		1,454,000	1,454,000
Region VII - Central Visayas		1,444,000	1,444,000

Regional Office - VII		1,444,000	1,444,000
Region VIII - Eastern Visayas		2,768,000	2,768,000

Regional Office - VIII		2,768,000	2,768,000
Region IX - Zamboanga Peninsula		2,395,000	2,395,000

Regional Office - IX		2,395,000	2,395,000
Region X - Northern Mindanao		3,104,000	3,104,000

Regional Office - X		3,104,000	3,104,000
Region XI - Davao		2,185,000	2,185,000

Regional Office - XI		2,185,000	2,185,000
Region XII - SOCCSKSARGEN		2,560,000	2,560,000

Regional Office - XII		2,560,000	2,560,000
Region XIII - Caraga		3,416,000	3,416,000

Regional Office - XIII		3,416,000	3,416,000
Legal and advisory services	8,329,000	43,020,000	51,349,000

National Capital Region (NCR)	8,329,000	22,415,000	30,744,000

Central Office	8,329,000	22,415,000	30,744,000
Region I - Ilocos		1,288,000	1,288,000

Regional Office - I		1,288,000	1,288,000
Cordillera Administrative Region (CAR)		981,000	981,000

Regional Office - CAR		981,000	981,000

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Region II - Cagayan Valley		1,280,000		1,280,000

Regional Office - II		1,280,000		1,280,000
Region III - Central Luzon		1,276,000		1,276,000

Regional Office - III		1,276,000		1,276,000
Region IVA - CALABARZON		1,144,000		1,144,000

Regional Office - IVA		1,144,000		1,144,000
Region IVB - MIMAROPA		1,993,000		1,993,000

Regional Office - IVB		1,993,000		1,993,000
Region V - Bicol		1,440,000		1,440,000

Regional Office - V		1,440,000		1,440,000
Region VI - Western Visayas		1,609,000		1,609,000

Regional Office - VI		1,609,000		1,609,000
Region VII - Central Visayas		1,259,000		1,259,000

Regional Office - VII		1,259,000		1,259,000
Region VIII - Eastern Visayas		1,351,000		1,351,000

Regional Office - VIII		1,351,000		1,351,000
Region IX - Zamboanga Peninsula		1,223,000		1,223,000

Regional Office - IX		1,223,000		1,223,000
Region X - Northern Mindanao		1,200,000		1,200,000

Regional Office - X		1,200,000		1,200,000
Region XI - Davao		1,545,000		1,545,000

Regional Office - XI		1,545,000		1,545,000
Region XII - SOCCSKSARGEN		1,594,000		1,594,000

Regional Office - XII		1,594,000		1,594,000
Region XIII - Caraga		1,422,000		1,422,000

Regional Office - XIII		1,422,000		1,422,000

Sub-total, Support to Operations	14,906,000	292,575,000	75,000,000	382,481,000

Operations
Productivity in Fisheries Sector within ecological limits improved	618,920,000	2,540,135,000	510,794,000	3,669,849,000

JANUARY 3, 2022	OFFICIAL GAZETTE	139
DEPARTMENT OF AGRICULTURE

FISHERIES DEVELOPMENT PROGRAM	213,491,000	736,747,000	304,982,000	1,255,220,000

CAPTURE FISHERIES SUB-PROGRAM	4,618,000	278,186,000	22,116,000	304,920,000

Fishing gear/paraphernalia distribution	4,618,000	278,186,000	22,116,000	304,920,000

National Capital Region (NCR)	4,618,000	153,677,000	22,116,000	180,411,000

Central Office	4,618,000	153,677,000	22,116,000	180,411,000
Region I - Ilocos		4,478,000		4,478,000

Regional Office - I		4,478,000		4,478,000
Cordillera Administrative Region (CAR)		3,426,000		3,426,000

Regional Office - CAR		3,426,000		3,426,000
Region II - Cagayan Valley		6,681,000		6,681,000

Regional Office - II		6,681,000		6,681,000
Region III - Central Luzon		8,407,000		8,407,000

Regional Office - III		8,407,000		8,407,000
Region IVA - CALABARZON		4,396,000		4,396,000

Regional Office - IVA		4,396,000		4,396,000
Region IVB - MIMAROPA		10,397,000		10,397,000

Regional Office - IVB		10,397,000		10,397,000
Region V - Bicol		7,867,000		7,867,000

Regional Office - V		7,867,000		7,867,000
Region VI - Western Visayas		2,074,000		2,074,000

Regional Office - VI		2,074,000		2,074,000
Region VII - Central Visayas		19,012,000		19,012,000

Regional Office - VII		19,012,000		19,012,000
Region VIII - Eastern Visayas		7,370,000		7,370,000

Regional Office - VIII		7,370,000		7,370,000
Region IX - Zamboanga Peninsula		14,479,000		14,479,000

Regional Office - IX		14,479,000		14,479,000
Region X - Northern Mindanao		11,416,000		11,416,000

Regional Office - X		11,416,000		11,416,000

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Region XI - Davao		3,001,000		3,001,000

Regional Office - XI		3,001,000		3,001,000
Region XII - SOCCSKSARGEN		16,600,000		16,600,000

Regional Office - XII		16,600,000		16,600,000
Region XIII - Caraga		4,905,000		4,905,000

Regional Office - XIII		4,905,000		4,905,000
AQUACULTURE SUB-PROGRAM	122,988,000	390,283,000	276,636,000	789,907,000

Fisheries production and distribution	117,186,000	211,187,000		328,373,000

National Capital Region (NCR)	17,101,000	45,454,000		62,555,000

Central Office	17,101,000	45,454,000		62,555,000
Region I - Ilocos	7,918,000	9,322,000		17,240,000

Regional Office - I	7,918,000	9,322,000		17,240,000
Cordillera Administrative Region (CAR)	2,272,000	5,302,000		7,574,000

Regional Office - CAR	2,272,000	5,302,000		7,574,000
Region II - Cagayan Valley	9,116,000	8,107,000		17,223,000

Regional Office - II	9,116,000	8,107,000		17,223,000
Region III - Central Luzon	5,489,000	15,120,000		20,609,000

Regional Office - III	5,489,000	15,120,000		20,609,000
Region IVA - CALABARZON	3,218,000	4,723,000		7,941,000

Regional Office - IVA	3,218,000	4,723,000		7,941,000
Region IVB - MIMAROPA	6,600,000	12,084,000		18,684,000

Regional Office - IVB	6,600,000	12,084,000		18,684,000
Region V - Bicol	12,250,000	14,405,000		26,655,000

Regional Office - V	12,250,000	14,405,000		26,655,000
Region VI - Western Visayas	5,175,000	8,915,000		14,090,000

Regional Office - VI	5,175,000	8,915,000		14,090,000
Region VII - Central Visayas	13,291,000	18,872,000		32,163,000

Regional Office - VII	13,291,000	18,872,000		32,163,000
Region VIII - Eastern Visayas	13,124,000	23,220,000		36,344,000

Regional Office - VIII	13,124,000	23,220,000		36,344,000

JANUARY 3, 2022	OFFICIAL GAZETTE	141
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula	2,584,000	8,966,000		11,550,000

Regional Office - IX	2,584,000	8,966,000		11,550,000
Region X - Northern Mindanao	11,383,000	9,080,000		20,463,000

Regional Office - X	11,383,000	9,080,000		20,463,000
Region XI - Davao	2,773,000	8,253,000		11,026,000

Regional Office - XI	2,773,000	8,253,000		11,026,000
Region XII - SOCCSKSARGEN	1,140,000	9,820,000		10,960,000

Regional Office - XII	1,140,000	9,820,000		10,960,000
Region XIII - Caraga	3,752,000	9,544,000		13,296,000

Regional Office - XIII	3,752,000	9,544,000		13,296,000
Operation and management of production facilities	5,802,000	179,096,000	276,636,000	461,534,000

National Capital Region (NCR)	5,802,000	65,738,000	276,636,000	348,176,000

Central Office	5,802,000	65,738,000	276,636,000	348,176,000
Region I - Ilocos		8,154,000		8,154,000

Regional Office - I		8,154,000		8,154,000
Cordillera Administrative Region (CAR)		2,966,000		2,966,000

Regional Office - CAR		2,966,000		2,966,000
Region II - Cagayan Valley		6,558,000		6,558,000

Regional Office - II		6,558,000		6,558,000
Region III - Central Luzon		3,803,000		3,803,000

Regional Office - III		3,803,000		3,803,000
Region IVA - CALABARZON		3,617,000		3,617,000

Regional Office - IVA		3,617,000		3,617,000
Region IVB - MIMAROPA		8,824,000		8,824,000

Regional Office - IVB		8,824,000		8,824,000
Region V - Bicol		13,441,000		13,441,000

Regional Office - V		13,441,000		13,441,000
Region VI - Western Visayas		2,984,000		2,984,000

Regional Office - VI		2,984,000		2,984,000

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Region VII - Central Visayas		11,542,000		11,542,000

Regional Office - VII		11,542,000		11,542,000
Region VIII - Eastern Visayas		14,606,000		14,606,000

Regional Office - VIII		14,606,000		14,606,000
Region IX - Zamboanga Peninsula		1,749,000		1,749,000

Regional Office - IX		1,749,000		1,749,000
Region X - Northern Mindanao		6,846,000		6,846,000

Regional Office - X		6,846,000		6,846,000
Region XI - Davao		5,824,000		5,824,000

Regional Office - XI		5,824,000		5,824,000
Region XII - SOCCSKSARGEN		14,183,000		14,183,000

Regional Office - XII		14,183,000		14,183,000
Region XIII - Caraga		8,261,000		8,261,000

Regional Office - XIII		8,261,000		8,261,000
POST-HARVEST SUB-PROGRAM	17,038,000	24,566,000	6,230,000	47,834,000

Provision of fishery on-farm/post-harvest equipment and facilities	17,038,000	24,566,000	6,230,000	47,834,000

National Capital Region (NCR)	17,038,000	5,708,000	6,230,000	28,976,000

Central Office	17,038,000	5,708,000	6,230,000	28,976,000
Region I - Ilocos		1,237,000		1,237,000

Regional Office - I		1,237,000		1,237,000
Cordillera Administrative Region (CAR)		394,000		394,000

Regional Office - CAR		394,000		394,000
Region II - Cagayan Valley		373,000		373,000

Regional Office - II		373,000		373,000
Region III - Central Luzon		1,588,000		1,588,000

Regional Office - III		1,588,000		1,588,000
Region IVA - CALABARZON		220,000		220,000

Regional Office - IVA		220,000		220,000

JANUARY 3, 2022	OFFICIAL GAZETTE	143
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA		780,000	780,000

Regional Office - IVB		780,000	780,000
Region V - Bicol		4,181,000	4,181,000

Regional Office - V		4,181,000	4,181,000
Region VI - Western Visayas		1,415,000	1,415,000

Regional Office - VI		1,415,000	1,415,000
Region VII - Central Visayas		1,458,000	1,458,000

Regional Office - VII		1,458,000	1,458,000
Region VIII - Eastern Visayas		1,393,000	1,393,000

Regional Office - VIII		1,393,000	1,393,000
Region IX - Zamboanga Peninsula		896,000	896,000

Regional Office - IX		896,000	896,000
Region X - Northern Mindanao		1,101,000	1,101,000

Regional Office - X		1,101,000	1,101,000
Region XI - Davao		512,000	512,000

Regional Office - XI		512,000	512,000
Region XII - SOCCSKSARGEN		2,101,000	2,101,000

Regional Office - XII		2,101,000	2,101,000
Region XIII - Caraga		1,209,000	1,209,000

Regional Office - XIII		1,209,000	1,209,000
MARKET DEVELOPMENT SUB-PROGRAM	68,847,000	34,370,000	103,217,000

Market development services	68,847,000	34,370,000	103,217,000

National Capital Region (NCR)	4,277,000	23,971,000	28,248,000

Central Office	4,277,000	23,971,000	28,248,000
Region I - Ilocos	4,729,000	1,231,000	5,960,000

Regional Office - I	4,729,000	1,231,000	5,960,000
Cordillera Administrative Region (CAR)	2,976,000	647,000	3,623,000

Regional Office - CAR	2,976,000	647,000	3,623,000
Region II - Cagayan Valley	5,355,000	455,000	5,810,000

Regional Office - II	5,355,000	455,000	5,810,000

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Region III - Central Luzon	4,467,000	643,000	5,110,000

Regional Office - III	4,467,000	643,000	5,110,000
Region IVA - CALABARZON	4,350,000	683,000	5,033,000

Regional Office - IVA	4,350,000	683,000	5,033,000
Region IVB - MIMAROPA	4,611,000	456,000	5,067,000

Regional Office - IVB	4,611,000	456,000	5,067,000
Region V - Bicol	2,912,000	786,000	3,698,000

Regional Office - V	2,912,000	786,000	3,698,000
Region VI - Western Visayas	4,093,000	418,000	4,511,000

Regional Office - VI	4,093,000	418,000	4,511,000
Region VII - Central Visayas	5,548,000	802,000	6,350,000

Regional Office - VII	5,548,000	802,000	6,350,000
Region VIII - Eastern Visayas	4,975,000	662,000	5,637,000

Regional Office - VIII	4,975,000	662,000	5,637,000
Region IX - Zamboanga Peninsula	5,683,000	529,000	6,212,000

Regional Office - IX	5,683,000	529,000	6,212,000
Region X - Northern Mindanao	2,378,000	963,000	3,341,000

Regional Office - X	2,378,000	963,000	3,341,000
Region XI - Davao	3,323,000	611,000	3,934,000

Regional Office - XI	3,323,000	611,000	3,934,000
Region XII - SOCCSKSARGEN	3,607,000	872,000	4,479,000

Regional Office - XII	3,607,000	872,000	4,479,000
Region XIII - Caraga	5,563,000	641,000	6,204,000

Regional Office - XIII	5,563,000	641,000	6,204,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED SUB-PROGRAM		9,342,000	9,342,000

Project(s)
Foreign-Assisted Project(s)
Fisheries, Coastal Resources and Livelihood Project (FishCORAL)		9,342,000	9,342,000

JANUARY 3, 2022	OFFICIAL GAZETTE	145
DEPARTMENT OF AGRICULTURE

GOP Counterpart		9,342,000		9,342,000

National Capital Region (NCR)		9,342,000		9,342,000

Central Office		9,342,000		9,342,000
FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM	363,297,000	1,260,593,000	205,812,000	1,829,702,000

Monitoring, control and surveillance	51,614,000	735,088,000		786,702,000

National Capital Region (NCR)	19,395,000	565,380,000		584,775,000

Central Office	19,395,000	565,380,000		584,775,000
Region I - Ilocos	2,088,000	11,772,000		13,860,000

Regional Office - I	2,088,000	11,772,000		13,860,000
Cordillera Administrative Region (CAR)		184,000		184,000

Regional Office - CAR		184,000		184,000
Region II - Cagayan Valley	4,146,000	23,856,000		28,002,000

Regional Office - II	4,146,000	23,856,000		28,002,000
Region III - Central Luzon	2,322,000	14,445,000		16,767,000

Regional Office - III	2,322,000	14,445,000		16,767,000
Region IVA - CALABARZON	1,387,000	6,821,000		8,208,000

Regional Office - IVA	1,387,000	6,821,000		8,208,000
Region IVB - MIMAROPA	2,310,000	12,410,000		14,720,000

Regional Office - IVB	2,310,000	12,410,000		14,720,000
Region V - Bicol	4,692,000	12,657,000		17,349,000

Regional Office - V	4,692,000	12,657,000		17,349,000
Region VI - Western Visayas	1,381,000	12,094,000		13,475,000

Regional Office - VI	1,381,000	12,094,000		13,475,000
Region VII - Central Visayas	2,772,000	17,352,000		20,124,000

Regional Office - VII	2,772,000	17,352,000		20,124,000
Region VIII - Eastern Visayas	2,829,000	13,847,000		16,676,000

Regional Office - VIII	2,829,000	13,847,000		16,676,000
Region IX - Zamboanga Peninsula	2,764,000	14,657,000		17,421,000

Regional Office - IX	2,764,000	14,657,000		17,421,000

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Region X - Northern Mindanao	1,368,000	8,588,000	9,956,000

Regional Office - X	1,368,000	8,588,000	9,956,000
Region XI - Davao	1,084,000	8,788,000	9,872,000

Regional Office - XI	1,084,000	8,788,000	9,872,000
Region XII - SOCCSKSARGEN	1,387,000	4,635,000	6,022,000

Regional Office - XII	1,387,000	4,635,000	6,022,000
Region XIII - Caraga	1,689,000	7,602,000	9,291,000

Regional Office - XIII	1,689,000	7,602,000	9,291,000
Quality control and inspection	56,982,000	81,264,000	138,246,000

National Capital Region (NCR)	4,622,000	42,821,000	47,443,000

Central Office	4,622,000	42,821,000	47,443,000
Region I - Ilocos	4,006,000	1,866,000	5,872,000

Regional Office - I	4,006,000	1,866,000	5,872,000
Cordillera Administrative Region (CAR)		535,000	535,000

Regional Office - CAR		535,000	535,000
Region II - Cagayan Valley	3,481,000	1,290,000	4,771,000

Regional Office - II	3,481,000	1,290,000	4,771,000
Region III - Central Luzon	4,026,000	1,716,000	5,742,000

Regional Office - III	4,026,000	1,716,000	5,742,000
Region IVA - CALABARZON	4,214,000	8,203,000	12,417,000

Regional Office - IVA	4,214,000	8,203,000	12,417,000
Region IVB - MIMAROPA	4,009,000	3,248,000	7,257,000

Regional Office - IVB	4,009,000	3,248,000	7,257,000
Region V - Bicol	2,798,000	1,799,000	4,597,000

Regional Office - V	2,798,000	1,799,000	4,597,000
Region VI - Western Visayas	4,133,000	2,389,000	6,522,000

Regional Office - VI	4,133,000	2,389,000	6,522,000
Region VII - Central Visayas	4,210,000	4,554,000	8,764,000

Regional Office - VII	4,210,000	4,554,000	8,764,000

JANUARY 3, 2022	OFFICIAL GAZETTE	147
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas	4,022,000	2,444,000	6,466,000

Regional Office - VIII	4,022,000	2,444,000	6,466,000
Region IX - Zamboanga Peninsula	3,161,000	1,043,000	4,204,000

Regional Office - IX	3,161,000	1,043,000	4,204,000
Region X - Northern Mindanao	2,228,000	2,041,000	4,269,000

Regional Office - X	2,228,000	2,041,000	4,269,000
Region XI - Davao	4,114,000	1,778,000	5,892,000

Regional Office - XI	4,114,000	1,778,000	5,892,000
Region XII - SOCCSKSARGEN	3,781,000	3,642,000	7,423,000

Regional Office - XII	3,781,000	3,642,000	7,423,000
Region XIII - Caraga	4,177,000	1,895,000	6,072,000

Regional Office - XIII	4,177,000	1,895,000	6,072,000
Quarantine, registration and licensing	93,081,000	38,190,000	131,271,000

National Capital Region (NCR)	8,965,000	12,700,000	21,665,000

Central Office	8,965,000	12,700,000	21,665,000
Region I - Ilocos	7,660,000	2,976,000	10,636,000

Regional Office - I	7,660,000	2,976,000	10,636,000
Cordillera Administrative Region (CAR)	1,238,000		1,238,000

Regional Office - CAR	1,238,000		1,238,000
Region II - Cagayan Valley	7,653,000	725,000	8,378,000

Regional Office - II	7,653,000	725,000	8,378,000
Region III - Central Luzon	6,940,000	1,460,000	8,400,000

Regional Office - III	6,940,000	1,460,000	8,400,000
Region IVA - CALABARZON	6,525,000	6,284,000	12,809,000

Regional Office - IVA	6,525,000	6,284,000	12,809,000
Region IVB - MIMAROPA	3,200,000	3,325,000	6,525,000

Regional Office - IVB	3,200,000	3,325,000	6,525,000
Region V - Bicol	5,576,000	1,889,000	7,465,000

Regional Office - V	5,576,000	1,889,000	7,465,000

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Region VI - Western Visayas	5,535,000	1,453,000	6,988,000

Regional Office - VI	5,535,000	1,453,000	6,988,000
Region VII - Central Visayas	6,383,000	513,000	6,896,000

Regional Office - VII	6,383,000	513,000	6,896,000
Region VIII - Eastern Visayas	6,901,000	1,383,000	8,284,000

Regional Office - VIII	6,901,000	1,383,000	8,284,000
Region IX - Zamboanga Peninsula	3,711,000	614,000	4,325,000

Regional Office - IX	3,711,000	614,000	4,325,000
Region X - Northern Mindanao	3,756,000	1,041,000	4,797,000

Regional Office - X	3,756,000	1,041,000	4,797,000
Region XI - Davao	7,162,000	1,425,000	8,587,000

Regional Office - XI	7,162,000	1,425,000	8,587,000
Region XII - SOCCSKSARGEN	6,359,000	912,000	7,271,000

Regional Office - XII	6,359,000	912,000	7,271,000
Region XIII - Caraga	5,517,000	1,490,000	7,007,000

Regional Office - XIII	5,517,000	1,490,000	7,007,000
Coastal and inland fisheries resource management	161,620,000	325,573,000	487,193,000

National Capital Region (NCR)	7,950,000	199,025,000	206,975,000

Central Office	7,950,000	199,025,000	206,975,000
Region I - Ilocos	9,756,000	8,604,000	18,360,000

Regional Office - I	9,756,000	8,604,000	18,360,000
Cordillera Administrative Region (CAR)	7,231,000	3,429,000	10,660,000

Regional Office - CAR	7,231,000	3,429,000	10,660,000
Region II - Cagayan Valley	10,152,000	6,301,000	16,453,000

Regional Office - II	10,152,000	6,301,000	16,453,000
Region III - Central Luzon	15,353,000	32,836,000	48,189,000

Regional Office - III	15,353,000	32,836,000	48,189,000
Region IVA - CALABARZON	10,682,000	11,134,000	21,816,000

Regional Office - IVA	10,682,000	11,134,000	21,816,000

JANUARY 3, 2022	OFFICIAL GAZETTE	149
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA	9,037,000	924,000		9,961,000

Regional Office - IVB	9,037,000	924,000		9,961,000
Region V - Bicol	9,061,000	7,903,000		16,964,000

Regional Office - V	9,061,000	7,903,000		16,964,000
Region VI - Western Visayas	15,131,000	14,003,000		29,134,000

Regional Office - VI	15,131,000	14,003,000		29,134,000
Region VII - Central Visayas	9,736,000	10,346,000		20,082,000

Regional Office - VII	9,736,000	10,346,000		20,082,000
Region VIII - Eastern Visayas	14,278,000	5,693,000		19,971,000

Regional Office - VIII	14,278,000	5,693,000		19,971,000
Region IX - Zamboanga Peninsula	8,525,000	2,301,000		10,826,000

Regional Office - IX	8,525,000	2,301,000		10,826,000
Region X - Northern Mindanao	10,089,000	5,372,000		15,461,000

Regional Office - X	10,089,000	5,372,000		15,461,000
Region XI - Davao	8,509,000	4,142,000		12,651,000

Regional Office - XI	8,509,000	4,142,000		12,651,000
Region XII - SOCCSKSARGEN	6,091,000	5,388,000		11,479,000

Regional Office - XII	6,091,000	5,388,000		11,479,000
Region XIII - Caraga	10,039,000	8,172,000		18,211,000

Regional Office - XIII	10,039,000	8,172,000		18,211,000
Project(s)
Locally-Funded Project(s)		80,478,000	205,812,000	286,290,000

Integrated Marine Environment Monitoring System (IMEMS) Phase 2		40,478,000	205,812,000	246,290,000

National Capital Region (NCR)		40,478,000	205,812,000	246,290,000

Central Office		40,478,000	205,812,000	246,290,000
Operationalization of Fisheries Management Areas (FMAs) Program		10,000,000		10,000,000

National Capital Region (NCR)		10,000,000		10,000,000

Central Office		10,000,000		10,000,000
Upgrading and Capacitating Municipal Fisherfolk in the West Philippine Sea		30,000,000		30,000,000

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National Capital Region (NCR)		30,000,000	30,000,000

Central Office		30,000,000	30,000,000
FISHERIES EXTENSION PROGRAM	42,132,000	518,538,000	560,670,000

Extension Support, Education and Training Services (ESETS)	42,132,000	518,538,000	560,670,000

National Capital Region (NCR)	3,088,000	82,082,000	85,170,000

Central Office	3,088,000	82,082,000	85,170,000
Region I - Ilocos	3,346,000	29,871,000	33,217,000

Regional Office - I	3,346,000	29,871,000	33,217,000
Cordillera Administrative Region (CAR)	1,389,000	23,875,000	25,264,000

Regional Office - CAR	1,389,000	23,875,000	25,264,000
Region II - Cagayan Valley	4,987,000	39,692,000	44,679,000

Regional Office - II	4,987,000	39,692,000	44,679,000
Region III - Central Luzon	3,330,000	23,941,000	27,271,000

Regional Office - III	3,330,000	23,941,000	27,271,000
Region IVA - CALABARZON	3,325,000	21,525,000	24,850,000

Regional Office - IVA	3,325,000	21,525,000	24,850,000
Region IVB - MIMAROPA	3,512,000	28,276,000	31,788,000

Regional Office - IVB	3,512,000	28,276,000	31,788,000
Region V - Bicol	1,362,000	33,633,000	34,995,000

Regional Office - V	1,362,000	33,633,000	34,995,000
Region VI - Western Visayas	1,959,000	30,369,000	32,328,000

Regional Office - VI	1,959,000	30,369,000	32,328,000
Region VII - Central Visayas	2,208,000	35,251,000	37,459,000

Regional Office - VII	2,208,000	35,251,000	37,459,000
Region VIII - Eastern Visayas	3,475,000	33,585,000	37,060,000

Regional Office - VIII	3,475,000	33,585,000	37,060,000
Region IX - Zamboanga Peninsula		28,971,000	28,971,000

Regional Office - IX		28,971,000	28,971,000
Region X - Northern Mindanao	547,000	21,953,000	22,500,000

Regional Office - X	547,000	21,953,000	22,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	151
DEPARTMENT OF AGRICULTURE

Region XI - Davao	3,325,000	20,550,000	23,875,000

Regional Office - XI	3,325,000	20,550,000	23,875,000
Region XII - SOCCSKSARGEN	2,918,000	28,255,000	31,173,000

Regional Office - XII	2,918,000	28,255,000	31,173,000
Region XIII - Caraga	3,361,000	36,709,000	40,070,000

Regional Office - XIII	3,361,000	36,709,000	40,070,000
FISHERIES POLICY PROGRAM		24,257,000	24,257,000

Formulation, monitoring and evaluation of policies, plans and programs		24,257,000	24,257,000

National Capital Region (NCR)		21,088,000	21,088,000

Central Office		21,088,000	21,088,000
Region I - Ilocos		1,253,000	1,253,000

Regional Office - I		1,253,000	1,253,000
Cordillera Administrative Region (CAR)		376,000	376,000

Regional Office - CAR		376,000	376,000
Region II - Cagayan Valley		287,000	287,000

Regional Office - II		287,000	287,000
Region III - Central Luzon		28,000	28,000

Regional Office - III		28,000	28,000
Region IVA - CALABARZON		155,000	155,000

Regional Office - IVA		155,000	155,000
Region IVB - MIMAROPA		29,000	29,000

Regional Office - IVB		29,000	29,000
Region V - Bicol		409,000	409,000

Regional Office - V		409,000	409,000
Region VI - Western Visayas		13,000	13,000

Regional Office - VI		13,000	13,000
Region VII - Central Visayas		40,000	40,000

Regional Office - VII		40,000	40,000

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Region VIII - Eastern Visayas				44,000						44,000

Regional Office - VIII				44,000						44,000
Region IX - Zamboanga Peninsula				40,000						40,000

Regional Office - IX				40,000						40,000
Region X - Northern Mindanao				30,000						30,000

Regional Office - X				30,000						30,000
Region XI - Davao				28,000						28,000

Regional Office - XI				28,000						28,000
Region XII - SOCCSKSARGEN				32,000						32,000

Regional Office - XII				32,000						32,000
Region XIII - Caraga				405,000						405,000

Regional Office - XIII				405,000						405,000

Sub-total, Operations		618,920,000		2,540,135,000				510,794,000		3,669,849,000

TOTAL NEW APPROPRIATIONS	₱	829,768,000	₱	3,151,672,000	₱	44,000	₱	585,794,000	₱	4,567,278,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	597,113

Total Permanent Positions	597,113

Other Compensation Common to All
Personnel Economic Relief Allowance	36,888
Representation Allowance	4,200
Transportation Allowance	4,200
Clothing and Uniform Allowance	9,222
Mid-Year Bonus - Civilian	49,759
Year End Bonus	49,759
Cash Gift	7,685
Productivity Enhancement Incentive	7,685
Step Increment	1,493

Total Other Compensation Common to All	170,891

Other Compensation for Specific Groups

JANUARY 3, 2022	OFFICIAL GAZETTE	153
DEPARTMENT OF AGRICULTURE

Magna Carta for Science & Technology Personnel	8,681
Anniversary Bonus - Civilian	4,647

Total Other Compensation for Specific Groups	13,328

Other Benefits
PAG-IBIG Contributions	1,845
PhilHealth Contributions	10,061
Employees Compensation Insurance Premiums	1,845
Loyalty Award - Civilian	630
Terminal Leave	27,012

Total Other Benefits	41,393

Non-Permanent Positions	7,043

Total Personnel Services	829,768

Maintenance and Other Operating Expenses
Travelling Expenses	161,689
Training and Scholarship Expenses	220,871
Supplies and Materials Expenses	1,095,874
Utility Expenses	65,771
Communication Expenses	113,131
Awards/Rewards and Prizes	72,874
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,875
Professional Services	493,084
General Services	107,296
Repairs and Maintenance	308,042
Taxes, Insurance Premiums and Other Fees	35,095
Labor and Wages	242,858
Other Maintenance and Operating Expenses
Advertising Expenses	12,991
Printing and Publication Expenses	14,216
Representation Expenses	6,677
Transportation and Delivery Expenses	2,575
Rent/Lease Expenses	38,504
Membership Dues and Contributions to Organizations	330
Subscription Expenses	21,030
Other Maintenance and Operating Expenses	136,889

Total Maintenance and Other Operating Expenses	3,151,672

Financial Expenses
Bank Charges	44

Total Financial Expenses	44

Total Current Operating Expenditures	3,981,484

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	34,000
Infrastructure Outlay	21,700
Buildings and Other Structures	199,436

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Machinery and Equipment Outlay	330,208
Transportation Equipment Outlay	450

Total Capital Outlays	585,794

TOTAL NEW APPROPRIATIONS	4,567,278

D. FERTILIZER AND PESTICIDE AUTHORITY

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	148,366,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	22,232,000	₱	22,954,000		₱	3,325,000	₱	48,511,000
Operations		66,886,000		32,969,000					99,855,000

FERTILIZER AND PESTICIDE REGULATORY PROGRAM		66,886,000		32,969,000					99,855,000

TOTAL NEW APPROPRIATIONS	₱	89,118,000	₱	55,923,000		₱	3,325,000	₱	148,366,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,437,000	₱	22,954,000		₱	3,325,000	₱	45,716,000
Administration of Personnel Benefits		2,795,000							2,795,000

Sub-total, General Administration and Support		22,232,000		22,954,000			3,325,000		48,511,000

Operations
Fertilizer and pesticide products and handlers regulated		66,886,000		32,969,000					99,855,000

JANUARY 3, 2022	OFFICIAL GAZETTE	155
DEPARTMENT OF AGRICULTURE

FERTILIZER AND PESTICIDE REGULATORY PROGRAM		66,886,000		32,969,000				99,855,000

Quality Control and Inspection		50,118,000		19,640,000				69,758,000
Registration and Licensing		16,768,000		13,329,000				30,097,000

Sub-total, Operations		66,886,000		32,969,000				99,855,000

TOTAL NEW APPROPRIATIONS	₱	89,118,000	₱	55,923,000	₱	3,325,000	₱	148,366,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	65,346

Total Permanent Positions	65,346

Other Compensation Common to All
Personnel Economic Relief Allowance	3,240
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	810
Mid-Year Bonus - Civilian	5,445
Year End Bonus	5,445
Cash Gift	675
Productivity Enhancement Incentive	675
Step Increment	164

Total Other Compensation Common to All	17,030

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	502
Hazard Pay	1,600
Anniversary Bonus - Civilian	384

Total Other Compensation for Specific Groups	2,486

Other Benefits
PAG-IBIG Contributions	162
PhilHealth Contributions	1,112
Employees Compensation Insurance Premiums	162
Loyalty Award - Civilian	25
Terminal Leave	2,795

Total Other Benefits	4,256

Total Personnel Services	89,118

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Maintenance and Other Operating Expenses
Travelling Expenses	12,413
Training and Scholarship Expenses	1,770
Supplies and Materials Expenses	8,087
Utility Expenses	6,198
Communication Expenses	2,859
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	13,337
General Services	2,300
Repairs and Maintenance	1,735
Taxes, Insurance Premiums and Other Fees	1,593
Other Maintenance and Operating Expenses
Printing and Publication Expenses	750
Representation Expenses	815
Transportation and Delivery Expenses	150
Rent/Lease Expenses	2,530
Subscription Expenses	1,250

Total Maintenance and Other Operating Expenses	55,923

Total Current Operating Expenditures	145,041

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	3,325

Total Capital Outlays	3,325

TOTAL NEW APPROPRIATIONS	148,366

E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE

For general administration and support, support to operations, and operations, in support of the modernization of the agriculture and fisheries sector to meet the challenges of globalization, as indicated hereunder	₱	345,213,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	4,502,000	₱	40,444,000		₱	6,850,000	₱	51,796,000
Support to Operations		8,604,000		7,522,000			18,950,000		35,076,000
Operations		52,268,000		206,073,000					258,341,000

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		52,268,000		206,073,000					258,341,000

TOTAL NEW APPROPRIATIONS	₱	65,374,000	₱	254,039,000		₱	25,800,000	₱	345,213,000

JANUARY 3, 2022	OFFICIAL GAZETTE	157
DEPARTMENT OF AGRICULTURE

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	4,502,000	₱	40,444,000		₱	6,850,000	₱	51,796,000

Sub-total, General Administration and Support		4,502,000		40,444,000			6,850,000		51,796,000

Support to Operations
Development of organizational policies, plans and procedures		4,488,000		1,279,000			18,950,000		24,717,000
Training and education services		4,116,000		6,243,000					10,359,000

Sub-total, Support to Operations		8,604,000		7,522,000			18,950,000		35,076,000

Operations
Responsive, sustainable and globally competitive fisheries industry through research and development		52,268,000		206,073,000					258,341,000

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		52,268,000		206,073,000					258,341,000

Research and development		52,268,000		206,073,000					258,341,000

Sub-total, Operations		52,268,000		206,073,000					258,341,000

TOTAL NEW APPROPRIATIONS	₱	65,374,000	₱	254,039,000		₱	25,800,000	₱	345,213,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	39,210

Total Permanent Positions	39,210

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Other Compensation Common to All
Personnel Economic Relief Allowance	1,776
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	444
Mid-Year Bonus - Civilian	3,267
Year End Bonus	3,267
Cash Gift	370
Productivity Enhancement Incentive	370
Step Increment	99

Total Other Compensation Common to All	10,193

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	15,122

Total Other Compensation for Specific Groups	15,122

Other Benefits
PAG-IBIG Contributions	89
PhilHealth Contributions	636
Employees Compensation Insurance Premiums	89
Loyalty Award - Civilian	35

Total Other Benefits	849

Total Personnel Services	65,374

Maintenance and Other Operating Expenses
Travelling Expenses	31,632
Training and Scholarship Expenses	4,653
Supplies and Materials Expenses	35,698
Utility Expenses	6,443
Communication Expenses	4,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	90
Professional Services	88,548
General Services	5,670
Repairs and Maintenance	4,376
Taxes, Insurance Premiums and Other Fees	550
Labor and Wages	54,282
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,220
Rent/Lease Expenses	14,128
Membership Dues and Contributions to Organizations	204
Subscription Expenses	28
Other Maintenance and Operating Expenses	2,517

Total Maintenance and Other Operating Expenses	254,039

Total Current Operating Expenditures	319,413

JANUARY 3, 2022	OFFICIAL GAZETTE	159
DEPARTMENT OF AGRICULTURE

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	18,950
Transportation Equipment Outlay	6,850

Total Capital Outlays	25,800

TOTAL NEW APPROPRIATIONS	345,213

F. NATIONAL MEAT INSPECTION SERVICE

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	435,549,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	35,125,000	₱	39,663,000			₱	74,788,000
Operations		174,805,000		185,956,000				360,761,000

MEAT REGULATORY PROGRAM		174,805,000		132,767,000				307,572,000
LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				53,189,000				53,189,000

TOTAL NEW APPROPRIATIONS	₱	209,930,000	₱	225,619,000			₱	435,549,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,255,000	₱	39,663,000			₱	61,918,000
Administration of Personnel Benefits		12,870,000						12,870,000

160	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Sub-total, General Administration and Support		35,125,000		39,663,000		74,788,000

Operations
Meat Safety and Quality Assured		174,805,000		132,767,000		307,572,000

MEAT REGULATORY PROGRAM		174,805,000		132,767,000		307,572,000

MEAT SAFETY AND QUALITY ASSURANCE SUB-PROGRAM		89,413,000		64,566,000		153,979,000

Meat inspection enforcement and deputation services		89,413,000		34,980,000		124,393,000
Meat inspection development services				29,586,000		29,586,000
LICENSING AND REGISTRATION SUB-PROGRAM		85,392,000		68,201,000		153,593,000

Meat establishment licensing services				30,887,000		30,887,000
Meat importers and exporters registration services		85,392,000		37,314,000		122,706,000
Meat Industry Sector Developed				53,189,000		53,189,000

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				53,189,000		53,189,000

Meat establishment and meat inspection assistance to LGUs services				53,189,000		53,189,000

Sub-total, Operations		174,805,000		185,956,000		360,761,000

TOTAL NEW APPROPRIATIONS	₱	209,930,000	₱	225,619,000	₱	435,549,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	149,136

Total Permanent Positions	149,136

Other Compensation Common to All
Personnel Economic Relief Allowance	7,368
Representation Allowance	1,812
Transportation Allowance	1,812
Clothing and Uniform Allowance	1,842
Mid-Year Bonus - Civilian	12,428
Year End Bonus	12,428
Cash Gift	1,535

JANUARY 3, 2022	OFFICIAL GAZETTE	161
DEPARTMENT OF AGRICULTURE

Productivity Enhancement Incentive	1,535
Step Increment	372

Total Other Compensation Common to All	41,132

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,469
Anniversary Bonus - Civilian	915

Total Other Compensation for Specific Groups	3,384

Other Benefits
PAG-IBIG Contributions	369
PhilHealth Contributions	2,435
Employees Compensation Insurance Premiums	369
Loyalty Award - Civilian	235
Terminal Leave	12,870

Total Other Benefits	16,278

Total Personnel Services	209,930

Maintenance and Other Operating Expenses
Travelling Expenses	34,767
Training and Scholarship Expenses	22,268
Supplies and Materials Expenses	47,115
Utility Expenses	13,164
Communication Expenses	6,224
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	15,674
General Services	23,162
Repairs and Maintenance	9,559
Financial Assistance/Subsidy	32,000
Taxes, Insurance Premiums and Other Fees	2,831
Other Maintenance and Operating Expenses
Advertising Expenses	306
Printing and Publication Expenses	2,431
Representation Expenses	5,980
Rent/Lease Expenses	535
Subscription Expenses	31
Other Maintenance and Operating Expenses	9,454

Total Maintenance and Other Operating Expenses	225,619

Total Current Operating Expenditures	435,549

TOTAL NEW APPROPRIATIONS	435,549

G. PHILIPPINE CARABAO CENTER

For general administration and support, and operations, including locally-funded project(s) in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	736,433,000

162	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	30,760,000	₱	25,213,000	₱	50,000	₱		₱	56,023,000
Operations		96,681,000		353,727,000				230,002,000		680,410,000

NATIONAL CARABAO DEVELOPMENT PROGRAM		96,681,000		353,727,000				230,002,000		680,410,000

TOTAL NEW APPROPRIATIONS	₱	127,441,000	₱	378,940,000	₱	50,000	₱	230,002,000	₱	736,433,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,451,000	₱	25,213,000	₱	50,000	₱		₱	50,714,000
Administration of Personnel Benefits		5,309,000								5,309,000

Sub-total, General Administration and Support		30,760,000		25,213,000		50,000				56,023,000

Operations
Carabao-based enterprises enhanced		96,681,000		353,727,000				230,002,000		680,410,000

NATIONAL CARABAO DEVELOPMENT PROGRAM		96,681,000		353,727,000				230,002,000		680,410,000

Formulation, Monitoring and Evaluation of Plans, Programs and Projects		5,196,000		14,773,000				5,682,000		25,651,000
Intensification of the National Upgrading Program		53,030,000		198,807,000						251,837,000
CARABAO-BASED ENTERPRISE DEVELOPMENT SUB-PROGRAM				46,135,000				224,320,000		270,455,000

Carabao-Based Enterprise Development				20,455,000						20,455,000
Locally-funded Project/s				25,680,000				224,320,000		250,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	163
DEPARTMENT OF AGRICULTURE

Strengthening the ALAB-Karbawan Project through Herd Build-Up	25,680,000	224,320,000	250,000,000

Region I - Ilocos	1,070,000	8,930,000	10,000,000

Province of Ilocos Norte	1,070,000	8,930,000	10,000,000
Cordillera Administrative Region (CAR)	1,070,000	8,930,000	10,000,000

Province of Apayao	1,070,000	8,930,000	10,000,000
Region II - Cagayan Valley	3,210,000	26,790,000	30,000,000

Province of Cagayan	2,140,000	17,860,000	20,000,000
Province of Isabela	1,070,000	8,930,000	10,000,000
Region III - Central Luzon	2,140,000	23,360,000	25,500,000

Province of Pampanga	1,070,000	8,930,000	10,000,000
Province of Zambales	1,070,000	8,930,000	10,000,000
Science City of Muñoz		5,500,000	5,500,000
Region IV-A - CALABARZON	1,070,000	8,930,000	10,000,000

Province of Batangas	1,070,000	8,930,000	10,000,000
Region IV-B - MIMAROPA	2,140,000	17,860,000	20,000,000

Province of Marinduque	1,070,000	8,930,000	10,000,000
Province of Mindoro Oriental	1,070,000	8,930,000	10,000,000
Region VI - Western Visayas	3,210,000	26,790,000	30,000,000

Province of Aklan	1,070,000	8,930,000	10,000,000
Province of Capiz	1,070,000	8,930,000	10,000,000
Province of Negros Occidental	1,070,000	8,930,000	10,000,000
Region VII - Central Visayas	2,140,000	22,360,000	24,500,000

Province of Cebu	1,070,000	13,430,000	14,500,000
Province of Negros Oriental	1,070,000	8,930,000	10,000,000
Region VIII - Eastern Visayas	2,140,000	17,860,000	20,000,000

Province of Biliran	1,070,000	8,930,000	10,000,000
Province of Southern Leyte	1,070,000	8,930,000	10,000,000
Region X - Northern Minadanao	1,070,000	8,930,000	10,000,000

Province of Misamis Oriental	1,070,000	8,930,000	10,000,000

164	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XI - Davao				2,140,000				17,860,000		20,000,000

Province of Davao Oriental				1,070,000				8,930,000		10,000,000
Province of Davao Occidental				1,070,000				8,930,000		10,000,000
Region XIII - CARAGA				4,280,000				35,720,000		40,000,000

Province of Agusan del Norte				1,070,000				8,930,000		10,000,000
Province of Agusan del Sur				1,070,000				8,930,000		10,000,000
Province of Surigao del Norte				1,070,000				8,930,000		10,000,000
Province of Surigao del Sur				1,070,000				8,930,000		10,000,000
Knowledge Management and Support Services		5,109,000		6,499,000						11,608,000
Research for Development		32,662,000		55,600,000						88,262,000
Animal Genetic Resource Conservation and Utilization		684,000		31,913,000						32,597,000

Sub-total, Operations		96,681,000		353,727,000				230,002,000		680,410,000

TOTAL NEW APPROPRIATIONS	₱	127,441,000	₱	378,940,000	₱	50,000	₱	230,002,000	₱	736,433,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	86,484

Total Permanent Positions	86,484

Other Compensation Common to All
Personnel Economic Relief Allowance	4,296
Representation Allowance	1,074
Transportation Allowance	1,074
Clothing and Uniform Allowance	1,074
Mid-Year Bonus - Civilian	7,207
Year End Bonus	7,207
Cash Gift	895
Productivity Enhancement Incentive	895
Step Increment	215

Total Other Compensation Common to All	23,937

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	9,787

JANUARY 3, 2022	OFFICIAL GAZETTE	165
DEPARTMENT OF AGRICULTURE

Total Other Compensation for Specific Groups	9,787

Other Benefits
PAG-IBIG Contributions	214
PhilHealth Contributions	1,426
Employees Compensation Insurance Premiums	214
Loyalty Award - Civilian	70
Terminal Leave	5,309

Total Other Benefits	7,233

Total Personnel Services	127,441

Maintenance and Other Operating Expenses
Travelling Expenses	16,400
Training and Scholarship Expenses	19,250
Supplies and Materials Expenses	126,874
Utility Expenses	25,550
Communication Expenses	10,619
Awards/Rewards and Prizes	5,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	59,900
General Services	12,900
Repairs and Maintenance	30,850
Taxes, Insurance Premiums and Other Fees	7,400
Labor and Wages	47,553
Other Maintenance and Operating Expenses
Advertising Expenses	1,100
Printing and Publication Expenses	4,199
Representation Expenses	3,400
Transportation and Delivery Expenses	1,100
Rent/Lease Expenses	1,800
Membership Dues and Contributions to Organizations	500
Subscription Expenses	1,600
Bank Transaction Fee	50
Other Maintenance and Operating Expenses	2,677

Total Maintenance and Other Operating Expenses	378,940

Financial Expenses
Bank Charges	25
Other Financial Charges	25

Total Financial Expenses	50

Total Current Operating Expenditures	506,431

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	36,402
Transportation Equipment Outlay	3,600
Buildings and Other Structures	75,000
Biological Assets	115,000

166	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Capital Outlays	230,002

TOTAL NEW APPROPRIATIONS	736,433

H. PHILIPPINE CENTER FOR POST-HARVEST DEVELOPMENT AND MECHANIZATION

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	385,888,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	25,537,000	₱	36,326,000	₱	20,000	₱		₱	61,883,000
Operations		104,282,000		182,258,000				37,465,000		324,005,000

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		104,282,000		182,258,000				37,465,000		324,005,000

TOTAL NEW APPROPRIATIONS	₱	129,819,000	₱	218,584,000	₱	20,000	₱	37,465,000	₱	385,888,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,537,000	₱	36,326,000	₱	20,000	₱		₱	61,883,000

Sub-total, General Administration and Support		25,537,000		36,326,000		20,000				61,883,000

Operations
Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions		104,282,000		182,258,000				37,465,000		324,005,000

JANUARY 3, 2022	OFFICIAL GAZETTE	167
DEPARTMENT OF AGRICULTURE

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		104,282,000		182,258,000				37,465,000		324,005,000

Formulation, monitoring and evaluation of policies, plans and programs		8,772,000		8,430,000				23,665,000		40,867,000
Extension Support, Education and Training Services		50,278,000		125,122,000				13,800,000		189,200,000
Research and Development		45,232,000		48,706,000						93,938,000

Sub-total, Operations		104,282,000		182,258,000				37,465,000		324,005,000

TOTAL NEW APPROPRIATIONS	₱	129,819,000	₱	218,584,000	₱	20,000	₱	37,465,000	₱	385,888,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,408

Total Permanent Positions	62,408

Other Compensation Common to All
Personnel Economic Relief Allowance	2,784
Representation Allowance	906
Transportation Allowance	798
Clothing and Uniform Allowance	696
Mid-Year Bonus - Civilian	5,200
Year End Bonus	5,200
Cash Gift	580
Productivity Enhancement Incentive	580
Step Increment	156

Total Other Compensation Common to All	16,900

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	15,398
Other Personnel Benefits	264

Total Other Compensation for Specific Groups	15,662

Other Benefits
PAG-IBIG Contributions	139
PhilHealth Contributions	983
Employees Compensation Insurance Premiums	139
Loyalty Award - Civilian	65

168	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Other Benefits	1,326

Non-Permanent Positions	33,523

Total Personnel Services	129,819

Maintenance and Other Operating Expenses
Travelling Expenses	31,388
Training and Scholarship Expenses	12,900
Supplies and Materials Expenses	25,520
Utility Expenses	7,400
Communication Expenses	5,681
Awards/Rewards and Prizes	700
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	84,904
General Services	9,400
Repairs and Maintenance	8,199
Taxes, Insurance Premiums and Other Fees	4,500
Labor and Wages	7,300
Other Maintenance and Operating Expenses
Advertising Expenses	1,050
Printing and Publication Expenses	3,750
Representation Expenses	2,820
Transportation and Delivery Expenses	610
Rent/Lease Expenses	3,020
Membership Dues and Contributions to Organizations	120
Subscription Expenses	9,186

Total Maintenance and Other Operating Expenses	218,584

Financial Expenses
Bank Charges	20

Total Financial Expenses	20

Total Current Operating Expenditures	348,423

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,000
Machinery and Equipment Outlay	22,665
Transportation Equipment Outlay	13,800

Total Capital Outlays	37,465

TOTAL NEW APPROPRIATIONS	385,888

I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	203,110,000

JANUARY 3, 2022	OFFICIAL GAZETTE	169
DEPARTMENT OF AGRICULTURE

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,581,000	₱	16,730,000	₱	15,000	₱	4,800,000	₱	39,126,000
Operations		39,819,000		124,165,000						163,984,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		39,819,000		124,165,000						163,984,000

TOTAL NEW APPROPRIATIONS	₱	57,400,000	₱	140,895,000	₱	15,000	₱	4,800,000	₱	203,110,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,668,000	₱	16,730,000	₱	15,000	₱	4,800,000	₱	37,213,000
Administration of Personnel Benefits		1,913,000								1,913,000

Sub-total, General Administration and Support		17,581,000		16,730,000		15,000		4,800,000		39,126,000

Operations
Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development		39,819,000		124,165,000						163,984,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		39,819,000		124,165,000						163,984,000

Development and Coordination of Agriculture and Fishery Policies		12,511,000		46,973,000						59,484,000
Planning, Monitoring and Knowledge Management		15,764,000		37,656,000						53,420,000
Partnership Development		11,544,000		39,536,000						51,080,000

170	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sub-total, Operations		39,819,000		124,165,000						163,984,000

TOTAL NEW APPROPRIATIONS	₱	57,400,000	₱	140,895,000	₱	15,000	₱	4,800,000	₱	203,110,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	43,049

Total Permanent Positions	43,049

Other Compensation Common to All
Personnel Economic Relief Allowance	2,280
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	570
Mid-Year Bonus - Civilian	3,587
Year End Bonus	3,587
Cash Gift	475
Productivity Enhancement Incentive	475
Step Increment	109

Total Other Compensation Common to All	11,407

Other Benefits
PAG-IBIG Contributions	114
PhilHealth Contributions	728
Employees Compensation Insurance Premiums	114
Loyalty Award - Civilian	75
Terminal Leave	1,913

Total Other Benefits	2,944

Total Personnel Services	57,400

Maintenance and Other Operating Expenses
Travelling Expenses	6,377
Training and Scholarship Expenses	10,071
Supplies and Materials Expenses	12,302
Utility Expenses	3,700
Communication Expenses	9,796
Awards/Rewards and Prizes	3,121
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	37,177
General Services	7,100
Repairs and Maintenance	3,283
Taxes, Insurance Premiums and Other Fees	896
Other Maintenance and Operating Expenses
Advertising Expenses	298

JANUARY 3, 2022	OFFICIAL GAZETTE	171
DEPARTMENT OF AGRICULTURE

Printing and Publication Expenses	3,410
Representation Expenses	3,584
Rent/Lease Expenses	2,792
Subscription Expenses	195
Donations	29,653
Other Maintenance and Operating Expenses	7,004

Total Maintenance and Other Operating Expenses	140,895

Financial Expenses
Bank Charges	15

Total Financial Expenses	15

Total Current Operating Expenditures	198,310

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,800

Total Capital Outlays	4,800

TOTAL NEW APPROPRIATIONS	203,110

J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

For general administration and support, support to operations and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	353,380,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	48,692,000	₱	29,551,000	₱	50,000	₱		₱	78,293,000
Support to Operations		9,734,000		4,519,000						14,253,000
Operations		123,627,000		94,207,000				43,000,000		260,834,000

FIBER DEVELOPMENT PROGRAM		79,391,000		84,591,000				43,000,000		206,982,000
FIBER INDUSTRY REGULATORY PROGRAM		44,236,000		9,616,000						53,852,000

TOTAL NEW APPROPRIATIONS	₱	182,053,000	₱	128,277,000	₱	50,000	₱	43,000,000	₱	353,380,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

172	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,692,000	₱	29,551,000	₱	50,000	₱		₱	78,293,000

Sub-total, General Administration and Support		48,692,000		29,551,000		50,000				78,293,000

Support to Operations
Formulation and Monitoring of Policies, Plans and Programs		9,734,000		4,519,000						14,253,000

Sub-total, Support to Operations		9,734,000		4,519,000						14,253,000

Operations
Productivity in the fiber industry increased		123,627,000		94,207,000				43,000,000		260,834,000

FIBER DEVELOPMENT PROGRAM		79,391,000		84,591,000				43,000,000		206,982,000

Production Support Services				55,930,000				33,000,000		88,930,000
Extension Support, Education and Training Services		47,673,000		12,891,000						60,564,000
Research and Development		31,718,000		15,770,000				10,000,000		57,488,000
FIBER INDUSTRY REGULATORY PROGRAM		44,236,000		9,616,000						53,852,000

Quality Control and Inspection		33,528,000		7,603,000						41,131,000
Registration and Licensing		10,708,000		2,013,000						12,721,000

Sub-total, Operations		123,627,000		94,207,000				43,000,000		260,834,000

TOTAL NEW APPROPRIATIONS	₱	182,053,000	₱	128,277,000	₱	50,000	₱	43,000,000	₱	353,380,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,763

JANUARY 3, 2022	OFFICIAL GAZETTE	173
DEPARTMENT OF AGRICULTURE

Total Permanent Positions	139,763

Other Compensation Common to All
Personnel Economic Relief Allowance	8,064
Representation Allowance	942
Transportation Allowance	942
Clothing and Uniform Allowance	2,016
Mid-Year Bonus - Civilian	11,647
Year End Bonus	11,647
Cash Gift	1,680
Productivity Enhancement Incentive	1,680
Step Increment	350

Total Other Compensation Common to All	38,968

Other Benefits
PAG-IBIG Contributions	403
PhilHealth Contributions	2,336
Employees Compensation Insurance Premiums	403
Loyalty Award - Civilian	180

Total Other Benefits	3,322

Total Personnel Services	182,053

Maintenance and Other Operating Expenses
Travelling Expenses	20,528
Training and Scholarship Expenses	11,121
Supplies and Materials Expenses	27,701
Utility Expenses	6,621
Communication Expenses	4,127
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,202
Professional Services	15,056
General Services	8,568
Repairs and Maintenance	3,105
Taxes, Insurance Premiums and Other Fees	2,737
Labor and Wages	9,574
Other Maintenance and Operating Expenses
Advertising Expenses	230
Printing and Publication Expenses	1,890
Representation Expenses	6,774
Transportation and Delivery Expenses	1,614
Rent/Lease Expenses	6,295
Membership Dues and Contributions to Organizations	159
Subscription Expenses	36
Other Maintenance and Operating Expenses	939

Total Maintenance and Other Operating Expenses	128,277

Financial Expenses
Bank Charges	50

Total Financial Expenses	50

Total Current Operating Expenditures	310,380

174	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	200
Buildings and Other Structures	7,200
Machinery and Equipment Outlay	23,000
Transportation Equipment Outlay	2,600
Other Property Plant and Equipment Outlay	10,000

Total Capital Outlays	43,000

TOTAL NEW APPROPRIATIONS	353,380

JANUARY 3, 2022	OFFICIAL GAZETTE	175
DEPARTMENT OF AGRICULTURE

GENERAL SUMMARY

DEPARTMENT OF AGRICULTURE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. Office of the Secretary	₱	3,910,954,000	₱	32,458,718,000	₱		₱	22,429,790,000	₱	58,799,462,000
B. Agricultural Credit Policy Council		41,130,000		39,350,000		11,000		2,519,652,000		2,600,143,000
C. Bureau of Fisheries and Aquatic Resources		829,768,000		3,151,672,000		44,000		585,794,000		4,567,278,000
D. Fertilizer and Pesticide Authority		89,118,000		55,923,000				3,325,000		148,366,000
E. National Fisheries Research and Development Institute		65,374,000		254,039,000				25,800,000		345,213,000
F. National Meat Inspection Service		209,930,000		225,619,000						435,549,000
G. Philippine Carabao Center		127,441,000		378,940,000		50,000		230,002,000		736,433,000
H. Philippine Center for Post-Harvest Development and Mechanization		129,819,000		218,584,000		20,000		37,465,000		385,888,000
I. Philippine Council for Agriculture and Fisheries		57,400,000		140,895,000		15,000		4,800,000		203,110,000
J. Philippine Fiber Industry Development Authority		182,053,000		128,277,000		50,000		43,000,000		353,380,000

Total New Appropriations, Department of Agriculture	₱	5,642,987,000	₱	37,052,017,000	₱	190,000	₱	25,879,628,000	₱	68,574,822,000

176	OFFICIAL GAZETTE	VOL. 118, NO. 1
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VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱1,933,324,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	434,413,000	₱	274,218,000	₱	107,000	₱	151,332,000	₱	860,070,000
Support to Operations		60,563,000		439,117,000				103,760,000		603,440,000
Operations		398,572,000		71,242,000						469,814,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM		38,705,000		3,727,000						42,432,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM		325,976,000		59,361,000						385,337,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM		16,066,000		1,802,000						17,868,000
FISCAL DISCIPLINE AND OPENNESS PROGRAM		17,825,000		6,352,000						24,177,000

TOTAL NEW APPROPRIATIONS	₱	893,548,000	₱	784,577,000	₱	107,000	₱	255,092,000	₱	1,933,324,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	428,741,000	₱	274,218,000	₱	107,000	₱	151,332,000	₱	854,398,000

JANUARY 3, 2022	OFFICIAL GAZETTE	177
DEPARTMENT OF BUDGET AND MANAGEMENT

National Capital Region (NCR)	299,812,000	193,059,000	25,000	42,623,000	535,519,000

Central Office	291,387,000	189,405,000	20,000	42,623,000	523,435,000
Regional Office - NCR	8,425,000	3,654,000	5,000		12,084,000
Region I - Ilocos	5,485,000	5,045,000	5,000	3,680,000	14,215,000

Regional Office - I	5,485,000	5,045,000	5,000	3,680,000	14,215,000
Cordillera Administrative Region (CAR)	10,959,000	3,056,000	5,000		14,020,000

Regional Office - CAR	10,959,000	3,056,000	5,000		14,020,000
Region II - Cagayan Valley	7,935,000	4,029,000	5,000	1,400,000	13,369,000

Regional Office - II	7,935,000	4,029,000	5,000	1,400,000	13,369,000
Region III - Central Luzon	10,569,000	5,722,000	5,000		16,296,000

Regional Office - III	10,569,000	5,722,000	5,000		16,296,000
Region IVA - CALABARZON	6,946,000	3,448,000	5,000	1,400,000	11,799,000

Regional Office - IVA	6,946,000	3,448,000	5,000	1,400,000	11,799,000
Region IVB - MIMAROPA	7,731,000	7,529,000	5,000		15,265,000

Regional Office - IVB	7,731,000	7,529,000	5,000		15,265,000
Region V - Bicol	9,152,000	6,127,000	6,000	5,750,000	21,035,000

Regional Office - V	9,152,000	6,127,000	6,000	5,750,000	21,035,000
Region VI - Western Visayas	6,802,000	6,141,000	5,000		12,948,000

Regional Office - VI	6,802,000	6,141,000	5,000		12,948,000
Region VII - Central Visayas	8,441,000	5,923,000	6,000	6,979,000	21,349,000

Regional Office - VII	8,441,000	5,923,000	6,000	6,979,000	21,349,000
Region VIII - Eastern Visayas	10,619,000	5,633,000	10,000		16,262,000

Regional Office - VIII	10,619,000	5,633,000	10,000		16,262,000
Region IX - Zamboanga Peninsula	9,135,000	7,060,000	5,000	2,300,000	18,500,000

Regional Office - IX	9,135,000	7,060,000	5,000	2,300,000	18,500,000
Region X - Northern Mindanao	7,146,000	4,971,000	5,000	3,400,000	15,522,000

Regional Office - X	7,146,000	4,971,000	5,000	3,400,000	15,522,000
Region XI - Davao	9,935,000	5,336,000	5,000	80,000,000	95,276,000

Regional Office - XI	9,935,000	5,336,000	5,000	80,000,000	95,276,000
Region XII - SOCCSKSARGEN	9,675,000	5,376,000	5,000	2,150,000	17,206,000

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Regional Office - XII	9,675,000	5,376,000	5,000	2,150,000	17,206,000
Region XIII - Caraga	8,399,000	5,763,000	5,000	1,650,000	15,817,000

Regional Office - XIII	8,399,000	5,763,000	5,000	1,650,000	15,817,000
Administration of Personnel Benefits	5,672,000				5,672,000

National Capital Region (NCR)	2,973,000				2,973,000

Central Office	2,973,000				2,973,000
Region I - Ilocos	339,000				339,000

Regional Office - I	339,000				339,000
Region V - Bicol	2,360,000				2,360,000

Regional Office - V	2,360,000				2,360,000

Sub-total, General Administration and Support	434,413,000	274,218,000	107,000	151,332,000	860,070,000

Support to Operations
Legal services	22,683,000	3,423,000			26,106,000

National Capital Region (NCR)	22,683,000	3,423,000			26,106,000

Central Office	22,683,000	3,423,000			26,106,000
Information and communications technology systems services	21,468,000	276,038,000		103,760,000	401,266,000

National Capital Region (NCR)	21,468,000	276,038,000		103,760,000	401,266,000

Central Office	21,468,000	276,038,000		103,760,000	401,266,000
Budget Information and Training Services	16,412,000	10,568,000			26,980,000

National Capital Region (NCR)	16,412,000	10,568,000			26,980,000

Central Office	16,412,000	10,568,000			26,980,000
Project(s)
Locally-Funded Project(s)		149,088,000			149,088,000

Budget Improvement Project		1,271,000			1,271,000

National Capital Region (NCR)		1,271,000			1,271,000

Central Office		1,271,000			1,271,000
Public Financial Management Program		147,817,000			147,817,000

National Capital Region (NCR)		147,817,000			147,817,000

Central Office		147,817,000			147,817,000

JANUARY 3, 2022	OFFICIAL GAZETTE	179
DEPARTMENT OF BUDGET AND MANAGEMENT

Sub-total, Support to Operations	60,563,000	439,117,000	103,760,000	603,440,000

Operations
Allocative efficiency and operational effectiveness enhanced	380,747,000	64,890,000		445,637,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM	38,705,000	3,727,000		42,432,000

Policy formulation, standards-setting and evaluation of management systems improvement and productivity enhancement initiatives	13,397,000	1,548,000		14,945,000

National Capital Region (NCR)	13,397,000	1,548,000		14,945,000

Central Office	13,397,000	1,548,000		14,945,000
Policy formulation, standards-setting, evaluation of organization and staffing modification, compensation, position classification and administration of the unified compensation and position classification system	25,308,000	2,179,000		27,487,000

National Capital Region (NCR)	25,308,000	2,179,000		27,487,000

Central Office	25,308,000	2,179,000		27,487,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM	325,976,000	59,361,000		385,337,000

Policy formulation and standard-setting on budget preparation, execution, and accountability of the NGAs, GOCCs, SUCs and LGUs	25,270,000	27,044,000		52,314,000

National Capital Region (NCR)	25,270,000	27,044,000		52,314,000

Central Office	25,270,000	27,044,000		52,314,000
Preparation, administration and review of the budget of National Government Agencies, GOCCs, SUCs and LGUs; and policy formulation, standards-setting; and conduct of the results-based performance monitoring, evaluation and reporting	300,706,000	32,317,000		333,023,000

National Capital Region (NCR)	142,566,000	14,296,000		156,862,000

Central Office	134,316,000	13,524,000		147,840,000
Regional Office - NCR	8,250,000	772,000		9,022,000
Region I - Ilocos	12,245,000	1,209,000		13,454,000

Regional Office - I	12,245,000	1,209,000		13,454,000

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Cordillera Administrative Region (CAR)	10,883,000	978,000	11,861,000

Regional Office - CAR	10,883,000	978,000	11,861,000
Region II - Cagayan Valley	13,167,000	1,073,000	14,240,000

Regional Office - II	13,167,000	1,073,000	14,240,000
Region III - Central Luzon	12,831,000	1,135,000	13,966,000

Regional Office - III	12,831,000	1,135,000	13,966,000
Region IVA - CALABARZON	7,030,000	1,199,000	8,229,000

Regional Office - IVA	7,030,000	1,199,000	8,229,000
Region IVB - MIMAROPA	8,369,000	1,248,000	9,617,000

Regional Office - IVB	8,369,000	1,248,000	9,617,000
Region V - Bicol	7,657,000	1,270,000	8,927,000

Regional Office - V	7,657,000	1,270,000	8,927,000
Region VI - Western Visayas	14,422,000	1,116,000	15,538,000

Regional Office - VI	14,422,000	1,116,000	15,538,000
Region VII - Central Visayas	10,355,000	1,245,000	11,600,000

Regional Office - VII	10,355,000	1,245,000	11,600,000
Region VIII - Eastern Visayas	12,323,000	1,196,000	13,519,000

Regional Office - VIII	12,323,000	1,196,000	13,519,000
Region IX - Zamboanga Peninsula	7,476,000	1,121,000	8,597,000

Regional Office - IX	7,476,000	1,121,000	8,597,000
Region X - Northern Mindanao	9,905,000	1,310,000	11,215,000

Regional Office - X	9,905,000	1,310,000	11,215,000
Region XI - Davao	11,108,000	1,134,000	12,242,000

Regional Office - XI	11,108,000	1,134,000	12,242,000
Region XII - SOCCSKSARGEN	11,204,000	1,318,000	12,522,000

Regional Office - XII	11,204,000	1,318,000	12,522,000
Region XIII - Caraga	9,165,000	1,469,000	10,634,000

Regional Office - XIII	9,165,000	1,469,000	10,634,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM	16,066,000	1,802,000	17,868,000

JANUARY 3, 2022	OFFICIAL GAZETTE	181
DEPARTMENT OF BUDGET AND MANAGEMENT

Promulgate Public Expenditure Management (PEM) policies and practices in LGUs		16,066,000		1,802,000						17,868,000

National Capital Region (NCR)		16,066,000		1,802,000						17,868,000

Central Office		16,066,000		1,802,000						17,868,000
Budget improved through sustainable fiscal discipline and fiscal openness		17,825,000		6,352,000						24,177,000

FISCAL DISCIPLINE AND OPENNESS PROGRAM		17,825,000		6,352,000						24,177,000

Formulation and preparation of fiscal, expenditure, and reform frameworks to link the budget with the national development goals, and development and promotion of fiscal transparency and participation standards and strategies		17,825,000		6,352,000						24,177,000

National Capital Region (NCR)		17,825,000		6,352,000						24,177,000

Central Office		17,825,000		6,352,000						24,177,000

Sub-total, Operations		398,572,000		71,242,000						469,814,000

TOTAL NEW APPROPRIATIONS	₱	893,548,000	₱	784,577,000	₱	107,000	₱	255,092,000	₱	1,933,324,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	557,471

Total Permanent Positions	557,471

Other Compensation Common to All
Personnel Economic Relief Allowance	22,248
Representation Allowance	10,632
Transportation Allowance	10,632
Clothing and Uniform Allowance	5,562
Honoraria	4,922
Mid-Year Bonus - Civilian	46,458
Year End Bonus	46,458
Cash Gift	4,635
Productivity Enhancement Incentive	4,635
Step Increment	1,394

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Total Other Compensation Common to All	157,576

Other Compensation for Specific Groups
Other Personnel Benefits	37,393

Total Other Compensation for Specific Groups	37,393

Other Benefits
PAG-IBIG Contributions	1,116
PhilHealth Contributions	8,462
Employees Compensation Insurance Premiums	1,116
Terminal Leave	5,672

Total Other Benefits	16,366

Non-Permanent Positions	124,742

Total Personnel Services	893,548

Maintenance and Other Operating Expenses
Travelling Expenses	15,179
Training and Scholarship Expenses	22,715
Supplies and Materials Expenses	68,571
Utility Expenses	41,939
Communication Expenses	30,233
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,916
Professional Services	12,644
General Services	71,793
Repairs and Maintenance	48,557
Taxes, Insurance Premiums and Other Fees	12,119
Other Maintenance and Operating Expenses
Advertising Expenses	5,700
Printing and Publication Expenses	28,835
Representation Expenses	11,498
Transportation and Delivery Expenses	106
Rent/Lease Expenses	10,057
Membership Dues and Contributions to Organizations	15
Subscription Expenses	387,214
Other Maintenance and Operating Expenses	10,486

Total Maintenance and Other Operating Expenses	784,577

Financial Expenses
Bank Charges	107

Total Financial Expenses	107

Total Current Operating Expenditures	1,678,232

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	579

JANUARY 3, 2022	OFFICIAL GAZETTE	183
DEPARTMENT OF BUDGET AND MANAGEMENT

Buildings and Other Structures	99,430
Machinery and Equipment Outlay	144,033
Transportation Equipment Outlay	11,050

Total Capital Outlays	255,092

TOTAL NEW APPROPRIATIONS	1,933,324

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	114,630,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	16,042,000	₱	19,208,000	₱	20,000,000	₱	55,250,000
Support to Operations		1,801,000		5,352,000		17,765,000		24,918,000
Operations		22,414,000		12,048,000				34,462,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		22,414,000		12,048,000				34,462,000

TOTAL NEW APPROPRIATIONS	₱	40,257,000	₱	36,608,000	₱	37,765,000	₱	114,630,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,042,000	₱	19,208,000	₱	20,000,000	₱	55,250,000

Sub-total, General Administration and Support		16,042,000		19,208,000		20,000,000		55,250,000

184	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Support to Operations
Information and communications technology systems services		1,801,000		5,352,000		7,334,000		14,487,000
Project(s)
Locally-Funded Project(s)						10,431,000		10,431,000

Construction of GPPB Building						10,431,000		10,431,000

Sub-total, Support to Operations		1,801,000		5,352,000		17,765,000		24,918,000

Operations
Efficient Government Operations		22,414,000		12,048,000				34,462,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		22,414,000		12,048,000				34,462,000

Technical and administrative support to the Government Procurement Policy Board thru Legal and Research, Capacity Development and Performance Monitoring Services		22,414,000		12,048,000				34,462,000

Sub-total, Operations		22,414,000		12,048,000				34,462,000

TOTAL NEW APPROPRIATIONS	₱	40,257,000	₱	36,608,000	₱	37,765,000	₱	114,630,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	30,504

Total Permanent Positions	30,504

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	288
Honoraria	80
Mid-Year Bonus - Civilian	2,542
Year End Bonus	2,542
Cash Gift	240
Productivity Enhancement Incentive	240
Step Increment	76

Total Other Compensation Common to All	7,760

JANUARY 3, 2022	OFFICIAL GAZETTE	185
DEPARTMENT OF BUDGET AND MANAGEMENT

Other Benefits
PAG-IBIG Contributions	58
PhilHealth Contributions	486
Employees Compensation Insurance Premiums	58

Total Other Benefits	602

Non-Permanent Positions	1,391

Total Personnel Services	40,257

Maintenance and Other Operating Expenses
Travelling Expenses	292
Training and Scholarship Expenses	6,820
Supplies and Materials Expenses	1,959
Utility Expenses	1,100
Communication Expenses	1,130
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	5,848
General Services	8,830
Repairs and Maintenance	1,350
Taxes, Insurance Premiums and Other Fees	950
Other Maintenance and Operating Expenses
Advertising Expenses	1,000
Representation Expenses	1,309
Rent/Lease Expenses	3,548
Subscription Expenses	1,874
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	36,608

Total Current Operating Expenditures	76,865

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,431
Machinery and Equipment Outlay	7,334
Furniture, Fixtures and Books Outlay	20,000

Total Capital Outlays	37,765

TOTAL NEW APPROPRIATIONS	114,630

186	OFFICIAL GAZETTE	VOL. 118, NO. 1
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GENERAL SUMMARY

DEPARTMENT OF BUDGET AND MANAGEMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	893,548,000	₱	784,577,000	₱	107,000	₱	255,092,000	₱	1,933,324,000
B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE		40,257,000		36,608,000				37,765,000		114,630,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF BUDGET AND MANAGEMENT	₱	933,805,000	₱	821,185,000	₱	107,000	₱	292,857,000	₱	2,047,954,000

JANUARY 3, 2022	OFFICIAL GAZETTE	187
DEPARTMENT OF EDUCATION

VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

For general administration and support, support to operations, and operations, as indicated hereunder	₱	591,183,975,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	7,016,732,000	₱	7,635,066,000	₱	20,000,000	₱	14,671,798,000
Support to Operations		2,480,818,000		905,719,000				3,386,537,000
Operations		463,396,260,000		89,376,696,000		20,352,684,000		573,125,640,000

EDUCATION POLICY DEVELOPMENT PROGRAM		7,949,819,000		264,326,000				8,214,145,000
BASIC EDUCATION INPUTS PROGRAM		20,007,244,000		4,971,928,000		20,228,984,000		45,208,156,000
INCLUSIVE EDUCATION PROGRAM				16,235,299,000		64,000,000		16,299,299,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM		435,413,349,000		66,085,951,000				501,499,300,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM		25,848,000		1,819,192,000		59,700,000		1,904,740,000

TOTAL NEW APPROPRIATIONS	₱	472,893,810,000	₱	97,917,481,000	₱	20,372,684,000	₱	591,183,975,000

Special Provision(s)

1. Revolving Fund of National Elementary and Secondary Schools for Instructional Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from fees, charges, and assessments collected in the exercise of their functions shall be used to augment the schools’ instructional programs and MOOE. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Revolving Fund of National Elementary and Secondary Schools for Manufacturing and Production Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from manufacturing and production programs, including auxiliary services pursuant to LOI No. 1026 dated May 23, 1980 shall be used to: (i) cover expenses directly incurred in said programs; (ii) augment scholarship to students who are directly involved in said programs; and (iii) cover student loans essential to support school-student projects or enterprises. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with the existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

3. Revolving Fund of Department of Education Training Centers. The revolving fund constituted from the income earned by the DepEd-managed or owned training centers from rentals in the use of their buildings and facilities including board and lodging, shall be used for the MOOE and Capital Outlay requirements of the training centers. Disbursements therefrom shall be made in accordance with budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the said training centers in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

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4. Quick Response Fund. The amount appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the replacement, reconstruction, rehabilitation or repair of school buildings and facilities, provision of slope protection for school sites, and printing and reproduction of damaged learning modules and materials in order that the situation of the learners and school personnel affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

Replacement, reconstruction, rehabilitation or repair of school building facilities shall include provisions for access facilities such as, but not limited to, ramps, handrails, tactile paving, toilets, and paved walkways, in compliance with the accessible and universal design principles set by the Department of Public Works and Highways (DPWH).

5. Basic Education Facilities. The amount of Five Billion Nine Hundred Forty Nine Million Four Hundred Thirteen Thousand Pesos (P5,949,413,000) appropriated herein under the Basic Education Facilities shall be allocated, as follows:

(a) Three Billion One Hundred Eighty Three Million Four Hundred Six Thousand Pesos (₱3,183,406,000) for the construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories; installation or replacement of disability access facilities such as, but not limited to, ramps, handrails, and tactile paving, in compliance with the accessible and universal design principles set by the DPWH; the construction of water and sanitation facilities; and site improvement such as school ground site levelling, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others: Provided, That one and a half percent (1.5%) shall be allocated for the construction of basic education facilities for newly created schools: Provided, further, That one percent (1%) shall be used to cover changes in the detailed engineering designs for prior year’s projects: Provided, finally, That the balance shall be equitably distributed to all school divisions based on the number of classroom deficiency in each division.

Said amount shall be released directly to the DPWH, which shall implement the same based on the list, location, and the standards and specifications of school buildings, technical vocational laboratories, disability access facilities, and water and sanitation facilities identified or prescribed by the DepEd, and evaluated by the DPWH Bureau of Designs and Bureau of Construction in adherence to the universal design principles. Whenever applicable and cost effective, the DPWH shall endeavor to use indigenous and sustainable materials in the construction of its basic education facilities.

Upon effectivity of this Act, the DPWH and DepEd shall prepare a list of projects/facilities which the DPWH cannot implement due to remote location of the school, difficulty of terrain, security issues, and other valid and justifiable reasons. The DPWH and DepEd may then enter into a MOA with the appropriate government agency in the implementation of the project. Provided, however, That the construction thereof must still be subject to the original timeline of implementation except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued jointly by the DPWH and DepEd specifically for this purpose;

(b) One Billion Thirty Two Million Six Hundred Sixty Nine Thousand Pesos (₱1,032,669,000) for the rehabilitation, renovation, repair and improvement of kindergarten, elementary and secondary school buildings following the “Repair All Policy”, including all access facilities for persons with disabilities, repair of water and sanitation facilities, and site improvement such as school ground site levelling, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others;

(c) One Hundred Fifty Nine Million Three Hundred Forty Four Thousand Pesos (₱159,344,000), of which Fifteen Million Nine Hundred Ninety Seven Thousand Pesos (P15,997,000), equivalent to one half of one percent of the total cost for new construction, is for engineering and administrative overhead (EAO) expenses, which shall be limited to: (i) administrative overhead including the hiring of engineers and administrative support individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation, and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities, and One Hundred Forty Three Million Three Hundred Forty Seven Thousand Pesos (P143,347,000) is for the conduct of Preliminary and Detailed Engineering (PDE) activities such as site validation, subsoil exploration, perimeter survey and geotechnical evaluation including expenses for site validation activities, and the hiring of engineers.

The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. Fifty percent (50%) of the EAO expenses shall be released directly to the DPWH for the same purpose;

(d)  One Billion One Hundred Fifteen Million Seven Hundred Forty Four Thousand Pesos (₱1,115,744,000) for the acquisition of school desks, furniture and fixtures including those adapted for children/adult with disabilities to ensure that all newly constructed and existing kindergarten, elementary and secondary school buildings are provided with the corresponding number of school desks, furniture and fixtures. The design and implementation of the program shall comply with the requirements of R.A. No. 11394 (Mandatory Provision of Neutral Desk in Educational Institutions Act) and protocols for social distancing set by the Inter-Agency Task Force for the Management of Emerging and Infectious Diseases.

In the procurement thereof, the DepEd shall: (i) give preference to arts and trade schools and other similar technical or vocational schools with technical capabilities to manufacture and fabricate school desks, furniture and fixtures; and (ii) ensure that ten percent (10%) of this amount is allocated for cooperatives of persons with disabilities while fifteen percent (15%) for other types of cooperatives, subject to the provisions of R.A. No. 9184, its IRR and GPPB guidelines; and

(e)  Four Hundred Fifty Eight Million Two Hundred Fifty Thousand Pesos (P458,250,000) for Priority School Health Facilities for the construction, replacement, repair, rehabilitation of water systems, handwashing facilities, toilet facilities, and other health and sanitation-related facilities of the schools and their adaptation for accessibility of persons with disabilities to avoid the spread of diseases and ensure health and sanitation in schools.

The DepEd shall update its planning procedures to ensure that accessibility needs are properly determined and identified on a regular basis.

6. Allocation for the Bangsamoro Autonomous Region in Muslim Mindanao (BARMM). The DepEd shall ensure that the allocation of BARMM for the school building program/basic education facilities shall be released directly to Bangsamoro Ministry of Basic, Higher and Technical Education (MBHTE-BARMM), through the Office of the Minister of MBHTE-BARMM, based on the submission of the priority list identified by the MBHTE-BARMM complete with validation, soil investigation, and detailed estimates subject for review by the DepEd and following the allocation for BARMM per province and city, copy furnished said provinces and cities.

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One percent (1%) of the amount appropriated shall be used for EAO expenses of the BARMM provinces/cities and MBHTE-BARMM which shall be limited to: (i) conduct of preliminary detailed engineering studies and activities; (ii) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (iii) pre-construction activities after detailed engineering; (iv) construction project management; (v) testing and quality control; (vi) acquisition, rehabilitation, and repair of related equipment and parts; and (vii) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

The Secretary of Education and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for BARMM per province are posted on the DepEd website.

The BARMM shall likewise submit to DBM and DepEd, either in printed form or by way of electronic document, quarterly reports on the utilization of funds per province in the BARMM. The Minister of MBHTE-BARMM and Ministry of BHTE-BARMM’s web administrator or his/her equivalent shall be responsible for ensuring that the said quarterly reports are likewise posted on the BARMM website.

7. Submission of the List and Plan of Basic Education Facilities and Preparation of a Master List and Plan for School Building. The DepEd shall submit to the DBM, the House of Representatives, and the Senate of the Philippines the list, location, and the standards and specifications of basic education facilities for construction: Provided, That the said list has been evaluated by the DPWH Bureau of Designs and Bureau of Construction, and ready for implementation: Provided, further, That the list of basic education facilities to be constructed shall be submitted not later than March 31, 2022: Provided, finally, That the appropriations of the DepEd basic education facilities for the next fiscal year shall be based on the said list, which is indicative and shall be based on relevant factors, such as enrolment data, soil condition, allocation based on need, and compliance with the national building code, during the applicable budget preparation period. The list shall also be posted on the DepEd website.

The DepEd shall likewise prepare a comprehensive master list and plan of all school building needs in the country, indicating those already evaluated by the DPWH as previously provided. The master list and plan shall continually be updated to reflect ongoing and finished works, and shall be posted on the DepEd website.

8. Acquisition of School Sites. The amount of Sixty Five Million Pesos (P65,000,000) appropriated herein under Improvement and Acquisition of School Sites shall be used for the acquisition of school sites and sites with existing structures such as, but not limited to, school buildings and other facilities to address school congestion and environmental and safety issues, taking into consideration sites donated by LGUs and other stakeholders, and for the payment of compensation for existing school sites pursuant to final and executory decisions of the courts.

9. Construction and Rehabilitation of School Buildings. The DepEd and DPWH shall promulgate amended Minimum Performance Standards and Specifications (MPSS) for the construction and rehabilitation of DepEd school buildings, which shall update the architectural design standards on classroom size, windows, ingress and egress, ceiling, and sanitary and plumbing design standards, among others for ideal air filtration, ventilation, and related considerations.

10. Special Hardship Allowance. The amount appropriated herein for special hardship allowance shall be used to compensate qualified DepEd personnel for their difficulties and hardships while in hardship posts, pure multi-grade schools, and Alternative Learning System (ALS) areas based on the guidelines issued jointly by DepEd and DBM, subject to the following:

(a) The aggregate amount of allowance to qualified DepEd personnel at any given month shall not exceed twenty five percent (25%) of their basic monthly salary; and

(b) The DepEd shall compute the Hardship Index every three (3) years, which shall be the basis for identifying eligible school personnel in hardship posts. It has a three (3) year validity unless updated before the end of validity period subject to agreement between the DepEd and the DBM.

11. Cash Allowance to Teachers. The amount appropriated herein for Cash Allowance to Teachers shall be used for the payment of Five Thousand Pesos (P5,000) per classroom teacher for every school year for the purchase of teaching supplies and materials, for internet subscription and other communications expenses, and for an annual medical examination, subject to the guidelines issued by DepEd, in coordination with DBM.

12. Creation of Teaching Positions, Recruitment and Appointment of Teachers. DepEd shall ensure the timely creation and allocation of additional teaching positions and appointment of teachers for formal school system (elementary and secondary schools) and non-formal ALS. For this purpose, the DepEd shall observe or comply with the following:

(a) The standards and requirements for teaching positions under the Enhanced Basic Education Information System (EBEIS) for formal school system and the Learner Information System (LIS) for the non-formal as of SY 2021-2022. The DepEd shall annually update the EBEIS and LIS to ensure reliability and accuracy of data;

(b) Submission to the DBM of a request supported by the deployment report prior to the start of the school year to ensure timely issuance of the Notice of Organization, Staffing and Compensation Action (NOSCA);

(c) Selection of teachers based on the Registry of Qualified Applicants and their subsequent appointment upon issuance of the NOSCA with priority given to those previously created but remained unfilled; and

(d) Assignment of teachers by schools division, which shall be identified as their station. Teachers may be transferred within their station to address the imbalances resulting from excess or shortage of teachers by reason of increase or decrease in enrollment.

The Secretary of Education and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that all newly created and unfilled teaching positions, names of newly appointed teachers within the current year, and the respective Schools Division Office Superintendent, categorized by school division, are posted on the DepEd website.

13. Employment of Qualified Local Government Unit-Funded or Volunteer Teachers and Displaced Higher Education Institutions and Technical Vocational Institutions Faculty. In the hiring of new teachers, whether to fill vacant or newly created positions in kindergarten to junior high school and ALS, priority shall be given to qualified LGU-funded or volunteer teachers, whether employed by DepEd or the LGUs, with due consideration to the number of years of actual teaching experience. In the same manner, priority shall be given to qualified displaced Higher Education Institutions (HEIs) and Technical Vocational Institutions (TVIs) faculty in the senior high school position pursuant to Section 12 of R.A. No. 10533 (Enhanced Basic Education Act of 2013).

14. Filling Up of Vacant Positions. The DepEd shall take all appropriate measures to fill up its existing vacant teaching and non-teaching positions before December 31, 2022.

For this purpose, the DepEd Secretary is hereby mandated to submit quarterly status reports to the Senate Committee on Basic Education and the House Committee on Basic Education and Culture of the implementation of this provision, not later than the tenth day after the close of the quarter.

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15. Provision of Learning Resources. The amount appropriated herein for learning resources such as textbooks, instructional materials, learning tools and equipment, information and communications technology packages, and video and sound recordings shall be released to the DepEd Central Office. The purchase of textbooks and other instructional materials shall be prescribed by the DepEd pursuant to R.A. No. 8047 (Book Publishing Industry Development Act), R.A. No. 10533, R.A. No. 9155 (Governance of Basic Education Act of 2001), R.A. No. 9184 (Government Procurement Reform Act) and other applicable laws.

16. Provision of Instructional Materials for Learners with Disabilities. The amount of One Hundred Million Pesos (P100,000,000) appropriated herein under the textbooks and other instructional materials shall be used for learners with disabilities enrolled in formal school system and Alternative Learning System. This provision on learning resources shall include multiple platforms using electronic and online modes of delivery; legal mandates of the United Nations Convention on the Rights of Persons with Disabilities (UNCRPD) particularly on accessibility, universal design, and inclusive education; legal mandates of R.A. No. 10533, R.A. No. 10410 (Early Years Act of 2013), and the Mother Tongue-Based of Multilingual Education (MTBE-MLE Policy) for Filipino sign language; and the needs of planned learning resource centers, as well as individual learner material needs. These learning materials shall also include the delivery of personal safety lessons to learners with disabilities.

17. The K-12 Curriculum. The DepEd shall include in its K-12 curriculum modules on Epikong Bayan and Indigenous Knowledge Systems pertaining to agriculture, environment, and tangible and intangible cultural heritage. The DepEd shall also ensure that the laws in the protection of the environment, climate change adaptation and mitigation, and disaster risk reduction and management are integrated in the regular subjects in both public and private schools.

18. Child Protection Program. The amount of Twenty Two Million One Hundred Forty Five Thousand Pesos (P22,145,000) appropriated herein under the Child Protection Program shall be allocated to the Child Protection Unit (CPU) as follows:

a. Ten Million Pesos (P10,000,000) to support the operations of the DepEd CPU, such as planning and strategizing, and program development in implementing the child protection policy, among the child protection committees in the regions, divisions and schools;

b. Two Million One Hundred Forty Five Thousand Pesos (P2,145,000) for the CPU at the DepEd Central Office to coordinate capability building activities, development of monitoring system on the functionality of child protection committees, conduct of research and data management;

c. Five Million Pesos (P5,000,000) for the consultations and workshops on child protection policy with learners, teachers, child protection focal persons/specialists, parents and members of child protection committees to discuss the child protection policy and its implementation and how the policy can be adopted or improved for home based learning and in a post-pandemic scenario. The sharing shall include innovations, trends, and concerns as well as practical challenges encountered and solutions adopted during the pandemic situation; and

d. Five Million Pesos (P5,000,000) for strengthening of the Child Protection Committees (CPC) in schools. This budget shall be allocated for the CPU at the DepEd Central Office to support the strengthening of CPCs in schools to ensure the functionality in addressing the increasing cases of abuses and violence against children, including online abuses, through the development and dissemination of informational materials such as, but not limited to, manuals, guidelines, and briefers.

19. Appropriations for In-Service Training. The amount of Seven Hundred Fifty Three Million Two Hundred Sixty Eight Thousand Pesos (P753,268,000) appropriated herein under Human Resource Development for Personnel in Schools and Learning Centers shall be used for the in-service training and other learning and development interventions of public school teachers, administrators, and education support personnel to upgrade their competence based on their professional standards, and other subjects pertinent to the effective exercise of educational functions in accordance with R.A. No. 9155 and other governing laws. The training program shall include the special training of teachers who are chosen to teach age-and development-appropriate reproductive health and HIV education under Section 14 of R.A. No. 10354 (The Responsible Parenthood and Reproductive Health Act of 2012) and Section 12 of R.A. No. 11166 (Philippine HIV and Aids Policy Act).

The DepEd shall work closely with teacher training institutions in the SUCs such as the University of the Philippines, Philippine Normal University, Development Academy of the Philippines, relevant government agencies and other institutions of similarly high repute, including private institutions in accordance with Item 9 of LOI No. 1487, s. 1985, subject to pertinent DepEd policies, rules and guidelines, as well as relevant issuances in engaging partners and learning service providers.

20. World Teachers’ Day Incentive Benefit. The amount appropriated herein under World Teachers’ Day Incentive Benefit shall be granted during the Annual World Teachers’ Day celebration in the amount of One Thousand Pesos (P1,000) per teacher, subject to the guidelines issued by the DepEd.

21. Government Assistance and Subsidies. The amount of Twenty Eight Billion Three Hundred Sixty Seven Million Seven Hundred Forty Five Thousand Pesos (P28,367,745,000) appropriated herein for Government Assistance and Subsidies shall be allocated as follows:

(a) Ten Billion Six Hundred Seventy Three Million Five Hundred Eighty Three Thousand Pesos (P10,673,583,000) for the implementation of Educational Service Contracting (ESC) Program in private junior high schools. In the selection of grantees, priority shall be given to graduates of public elementary schools. The ESC Program shall adopt a performance-based accreditation or certification for participating private junior high schools;

(b) Sixteen Billion Five Hundred Thirty Four Million Two Hundred Two Thousand Pesos (P16,534,202,000) for the implementation of the Senior High School (SHS) Voucher Program to enable qualified students, as determined by DepEd, to enroll in private secondary schools, private Higher Education Institutions (HEIs), private Technical Vocational Institutions (TVIs) or in non-DepEd public schools such as state universities and colleges (SUCs), Local Universities and Colleges (LUCs), and public TVIs authorized to offer the SHS Program; and

(c) One Billion One Hundred Fifty Nine Million Nine Hundred Sixty Thousand Pesos (P1,159,960,000) for the implementation of a Joint Delivery Voucher Program to enable selected public SHS students taking the Technical Vocational and Livelihood (TVL) track, to take their TVL subjects in private or non-DepEd schools and institutions, subject to the guidelines issued by DepEd.

The implementation of the ESC and SHS Voucher Programs, as well as other programs of Government Assistance and Subsidies, including the conduct of research toward the attainment of the objectives of government assistance to private education, shall be subject to the issuance of policies and guidelines by DepEd and shall be managed jointly by DepEd and the Private Education Assistance Committee (PEAC) with the exception of the Joint Delivery Voucher Program which shall be solely managed by DepEd. Implementation of the above-mentioned programs with government agencies and other institutions such as TESDA may also be allowed.

DepEd shall ensure that a list of the schools and institutions participating in the ESC, SHS Voucher, and Joint Delivery Voucher Programs, respectively, is posted on the DepEd website. For programs managed jointly with PEAC, the respective lists shall also be posted on the PEAC website.

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22. Conservation and Restoration of Gabaldon School Buildings and other Heritage School Buildings. The heritage school buildings, such as Gabaldon school buildings, shall be conserved and restored as part of the preservation of the country’s cultural heritage in accordance with R.A. No. 11194 and its IRR. The conduct of restoration shall include site improvement such as school ground site levelling and grading with utmost consideration on the structural safety and integrity of the school building, and demolition of obstructions and unsafe structure surrounding the Gabaldon building. The DepEd and DPWH shall ensure that the said school buildings are fully restored and not merely renovated or rehabilitated.

For this purpose, the DepEd shall coordinate with the National Commission for Culture and the Arts, the National Historical Commission of the Philippines, and the National Museum of the Philippines for a review of the list of Gabaldon school buildings to be conserved and restored.

23. Last Mile Schools Program. The amount of One Billion Five Hundred Ten Million Pesos (P1,510,000,000) appropriated herein under the Last Mile Schools Program shall be released directly to DepEd for the following:

(a) Construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories in the Last Mile Schools, which shall include school furniture and cabinets, the construction of water and sanitation facilities and disability access facilities, the installation of solar panels, and site improvement such as school ground site levelling and demolition of obstructions and unsafe structures; and

(b) Construction of Administration and Climate Change Emergency Storage and Shelter (ACCESS) building which may include the principal’s office, faculty room, library, and multipurpose room, among others, to be used as shelter and storage of school equipment, tools, materials and supplies in times of calamities, or used as dormitories for teachers or students whose homes are located in far-flung areas.

DepEd shall implement the Last Mile Schools Program based on the list, location, and the standards and specifications of school buildings, technical vocational laboratories, and water and sanitation facilities identified or prescribed by the Department. Whenever applicable and cost effective, the DepEd shall endeavor to use indigenous or alternative sustainable materials in the construction of the Last Mile Schools facilities.

Upon effectivity of this Act, the DepEd shall prepare a list of projects/facilities from among the Last Mile Schools, which cannot be implemented due to remote location of the school, difficulty of terrain, security issues, or other valid and justifiable reasons. In the implementation of the project, the DepEd may enter into a MOA with the AFP, other appropriate government agency, or LGUs with capability to implement the project, subject to Section 94 of the General Provisions in this Act. Provided, however, That the implementation thereof must still be subject to the original timeline of construction except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued by the DepEd specifically for this purpose.

One percent (1%) of the amount appropriated shall be used for the EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation, and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

24. Quality Assurance of Learning Resources. The amount of Fourteen Billion Six Hundred Fifty Six Million Six Hundred Ninety Four Thousand Pesos (P14,656,694,000) appropriated herein under the Flexible Learning Options shall be used for the development and production of Self-Learning Modules (SLMs), learning activity sheets, manuals, worksheets, and devices such as, but not limited to, tablets, smartphones, speakers, two-way radios, or other similar devices in support of the adopted learning delivery modality. Further, other expenses to cover supplies for the development and delivery of video and radio scripts/lessons, conversion of materials into an accessible format, development of interactive materials, and expenses related to the implementation of the different learning modalities may also be charged against this fund.

The DepEd shall ensure that quality assurance protocols are in place and being strictly implemented at every level of production of SLMs for use in DepEd schools, whether they emanate from the field offices or Central Office. The Department shall endeavor to ensure that the SLMs shall be free from any errors and other mishaps.

The DepEd shall create a Technical Working Group that shall work proactively, issue errata on erroneous learning modules already released to the learners, and work collaboratively with learning resource evaluators to ensure error-free learning modules. Erroneous modules shall be immediately rectified or withdrawn and replaced without hampering the learning schedule of the learners.

In order to avoid incidents similar to this, the quality of learning modules is included as a key performance indicator of the DepEd.

25. Alternative Learning System. The amount of at least Five Hundred Fifty Nine Million Pesos (P559,000,000) appropriated herein under the Flexible Learning Options shall be used for the implementation of the Alternative Learning System (ALS) programs including the delivery of ALS services, operation of ALS Community Learning Centers, and the payment of transportation and teaching aid allowance for ALS teachers and community ALS implementors.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, pages 812-813, R.A. No. 11639)

26. Maintenance and Other Operating Expenses Allocation for Schools. The amounts appropriated herein under Operation of Schools – Elementary (Kinder to Grade 6), Junior High School (Grade 7 to Grade 10) and Senior High School (Grade 11 to Grade 12) for maintenance and other operating expenses may also be used for the following:

(1) The implementation of limited face-to-face classes, such as: (a) modifications or improvements in classrooms, laboratories and other spaces for proper ventilation in accordance with the standards prescribed by the DOH; (b) COVID-19 testing of faculty and staff, including the purchase of COVID-19 testing machine and other commodities; (c) purchase of necessary supplies, equipment and tools to ensure compliance with existing safety protocols and standards; (d) maintenance of respiratory and hand hygiene; and (e) rehabilitation of water and sanitation facilities;

(2) Disaster preparedness measures; and

(3) Other measures for the protection and safety of learners.

This provision shall be subject to the rules on modification in the allotment as provided in the general provision of this Act.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 813, R.A. No. 11639)

27. Transitioning to Face-to-Face Learning Modality. The DepEd and DOH shall identify schools in low-risk areas as pilot schools in the gradual expansion and transitioning to face-to-face learning modality within the school calendar of FY 2022 based on the risk mapping and analysis of said agencies.

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28. School-Based Feeding Program (SBFP). The amount appropriated herein shall be used to provide nutritious food products, through rationing, to incoming kindergarten and grades one to six learners who are wasted, severely wasted, stunted, and severely stunted learners as determined by the DepEd in its reports, pupils-at-risk of dropping out, indigenous people learners, and those coming from indigent families. The DepEd is authorized to deduct the amount equivalent to not more than one and a half percent (1.5%) of the total costs for the following projects/programs of DepEd central office, regional offices, and schools division offices: (i) SBFP-related activities; (ii) cost of purchasing basic cooking and/or eating utensils, cooling equipment or materials, as provided in the applicable DepEd rules and regulations; (iii) distribution costs to schools and households; (iv) IT-enabled software for nutritional assessment, data-gathering and monitoring, and others; (v) procurement of health supplies in compliance with IATF protocols to prevent the spread of COVID-19; and (vi) other administrative costs inherent to program operations.

29. Administrative Overhead Expenses. The DepEd is authorized to deduct the amount equivalent to one and a half percent (1.5%) of the total costs for the following projects/programs: (i) technical-vocational livelihood learning tools and science and mathematics equipment; (ii) DepEd Computerization Program; (iii) textbooks and teaching materials; and (iv) school furniture, to be used for administrative overhead expenses (AOE) for the conduct of the following activities:

(a) Inspection, testing, quality control and acceptance of procured goods;

(b) Freight, handling, transportation, warehousing, inventory management, physical distribution and monitoring of deliveries;

(c) Hiring of individuals engaged through job-orders or contracts of service or such other engagement of personnel or outsourced service providers for the freight, handling, transportation, warehousing, inventory management, physical distribution and monitoring of deliveries;

(d) Maintenance and other operating expenses; and

(e) Contingencies in relation to the foregoing activities.

The AOE shall be treated or booked-up as capitalized expenditures, when applicable, and form part of the project cost.

30. Pool of Registered Guidance Counselors and Other Mental Health Program (MHP) Administrators. The DepEd shall provide, implement and monitor a mental health policy for students and personnel, in accordance with R.A. No. 11036 (Mental Health Act). A pool of registered guidance counselors and other MHP administrators shall be established and facilitated to gather and train guidance-designates and peer facilitators within a specific administrative division of DepEd offices and schools.

31. Gulayan sa Paaralan. The DepEd shall require public schools with available lands to establish a vegetable garden through which students shall be taught science and nutrition related to vegetable farming.

32. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

33. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	5,852,307,000	₱	7,635,066,000	₱	20,000,000	₱	13,507,373,000

National Capital Region (NCR)		581,080,000		5,031,675,000		20,000,000		5,632,755,000

Central Office		250,620,000		4,806,223,000		20,000,000		5,076,843,000
Regional Office - NCR		42,697,000		43,293,000				85,990,000
Division of Caloocan		15,751,000		18,383,000				34,134,000

Division Office - Proper		15,751,000		18,383,000				34,134,000
Division of Las Piñas		13,229,000		8,963,000				22,192,000

Division Office - Proper		13,229,000		8,963,000				22,192,000
Division of Makati		14,977,000		8,819,000				23,796,000

Division Office - Proper		14,977,000		8,819,000				23,796,000

JANUARY 3, 2022	OFFICIAL GAZETTE	193
DEPARTMENT OF EDUCATION

Division of Malabon City	15,320,000	7,383,000	22,703,000

Division Office - Proper	15,320,000	7,383,000	22,703,000
Division of Mandaluyong	15,614,000	11,632,000	27,246,000

Division Office - Proper	15,614,000	11,632,000	27,246,000
Division of Manila	23,594,000	25,631,000	49,225,000

Division Office - Proper	23,594,000	25,631,000	49,225,000
Division of Marikina	16,451,000	7,819,000	24,270,000

Division Office - Proper	16,451,000	7,819,000	24,270,000
Division of Muntinlupa	14,087,000	7,334,000	21,421,000

Division Office - Proper	14,087,000	7,334,000	21,421,000
Division of Navotas City	15,983,000	5,891,000	21,874,000

Division Office - Proper	15,983,000	5,891,000	21,874,000
Division of Parañaque City	14,435,000	8,258,000	22,693,000

Division Office - Proper	14,435,000	8,258,000	22,693,000
Division of Pasay City	22,887,000	7,132,000	30,019,000

Division Office - Proper	22,887,000	7,132,000	30,019,000
Division of Pasig City	21,910,000	10,653,000	32,563,000

Division Office - Proper	21,910,000	10,653,000	32,563,000
Division of Quezon City	46,359,000	29,403,000	75,762,000

Division Office - Proper	46,359,000	29,403,000	75,762,000
Division of San Juan City	11,040,000	3,527,000	14,567,000

Division Office - Proper	11,040,000	3,527,000	14,567,000
Division of Taguig and Pateros	9,939,000	11,349,000	21,288,000

Division Office - Proper	9,939,000	11,349,000	21,288,000
Division of Valenzuela City	16,187,000	9,982,000	26,169,000

Division Office - Proper	16,187,000	9,982,000	26,169,000
Region I - Ilocos	552,258,000	165,643,000	717,901,000

Regional Office - I	33,904,000	39,758,000	73,662,000
Division of Alaminos City	18,258,000	4,172,000	22,430,000

Division Office - Proper	18,258,000	4,172,000	22,430,000

194	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Batac City	16,375,000	3,472,000	19,847,000

Division Office - Proper	16,375,000	3,472,000	19,847,000
Division of Candon City	16,630,000	3,581,000	20,211,000

Division Office - Proper	16,630,000	3,581,000	20,211,000
Division of Dagupan City	20,820,000	5,481,000	26,301,000

Division Office - Proper	20,820,000	5,481,000	26,301,000
Division of Ilocos Norte	44,049,000	11,004,000	55,053,000

Division Office - Proper	44,049,000	11,004,000	55,053,000
Division of Ilocos Sur	67,256,000	13,255,000	80,511,000

Division Office - Proper	67,256,000	13,255,000	80,511,000
Division of La Union	64,028,000	13,730,000	77,758,000

Division Office - Proper	64,028,000	13,730,000	77,758,000
Division of Laoag City	21,771,000	4,703,000	26,474,000

Division Office - Proper	21,771,000	4,703,000	26,474,000
Division of Pangasinan I	79,227,000	25,738,000	104,965,000

Division Office - Proper	79,227,000	25,738,000	104,965,000
Division of Pangasinan II	83,777,000	21,560,000	105,337,000

Division Office - Proper	83,777,000	21,560,000	105,337,000
Division of San Carlos City	27,789,000	6,116,000	33,905,000

Division Office - Proper	27,789,000	6,116,000	33,905,000
Division of San Fernando City	16,108,000	4,060,000	20,168,000

Division Office - Proper	16,108,000	4,060,000	20,168,000
Division of Urdaneta City	25,654,000	5,317,000	30,971,000

Division Office - Proper	25,654,000	5,317,000	30,971,000
Division of Vigan City	16,612,000	3,696,000	20,308,000

Division Office - Proper	16,612,000	3,696,000	20,308,000
Cordillera Administrative Region (CAR)	217,849,000	92,016,000	309,865,000

Baguio Teachers Camp	23,345,000	2,979,000	26,324,000
Regional Office - CAR	29,759,000	31,319,000	61,078,000

JANUARY 3, 2022	OFFICIAL GAZETTE	195
DEPARTMENT OF EDUCATION

Division of Abra	23,481,000	8,230,000	31,711,000

Division Office - Proper	23,481,000	8,230,000	31,711,000
Division of Apayao	20,110,000	6,029,000	26,139,000

Division Office - Proper	20,110,000	6,029,000	26,139,000
Division of Baguio City	14,406,000	6,932,000	21,338,000

Division Office - Proper	14,406,000	6,932,000	21,338,000
Division of Benguet	16,770,000	10,632,000	27,402,000

Division Office - Proper	16,770,000	10,632,000	27,402,000
Division of Ifugao	24,242,000	7,344,000	31,586,000

Division Office - Proper	24,242,000	7,344,000	31,586,000
Division of Kalinga	21,238,000	5,805,000	27,043,000

Division Office - Proper	21,238,000	5,805,000	27,043,000
Division of Mt. Province	28,232,000	7,490,000	35,722,000

Division Office - Proper	28,232,000	7,490,000	35,722,000
Division of Tabuk City	16,266,000	5,256,000	21,522,000

Division Office - Proper	16,266,000	5,256,000	21,522,000
Region II - Cagayan Valley	208,753,000	120,069,000	328,822,000

Regional Office - II	33,049,000	30,133,000	63,182,000
Division of Batanes	13,916,000	3,469,000	17,385,000

Division Office - Proper	13,916,000	3,469,000	17,385,000
Division of Cagayan	24,357,000	22,944,000	47,301,000

Division Office - Proper	24,357,000	22,944,000	47,301,000
Division of Cauayan City	12,070,000	5,036,000	17,106,000

Division Office - Proper	12,070,000	5,036,000	17,106,000
Division of Ilagan City	16,534,000	5,649,000	22,183,000

Division Office - Proper	16,534,000	5,649,000	22,183,000
Division of Isabela	32,300,000	24,688,000	56,988,000

Division Office - Proper	32,300,000	24,688,000	56,988,000
Division of Nueva Vizcaya	19,315,000	11,076,000	30,391,000

Division Office - Proper	19,315,000	11,076,000	30,391,000

196	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Quirino	25,425,000	7,100,000	32,525,000

Division Office - Proper	25,425,000	7,100,000	32,525,000
Division of Santiago City	14,095,000	4,836,000	18,931,000

Division Office - Proper	14,095,000	4,836,000	18,931,000
Division of Tuguegarao City	17,692,000	5,138,000	22,830,000

Division Office - Proper	17,692,000	5,138,000	22,830,000
Region III - Central Luzon	311,752,000	270,013,000	581,765,000

Regional Office - III	33,194,000	54,784,000	87,978,000
Division of Angeles City	11,488,000	7,959,000	19,447,000

Division Office - Proper	11,488,000	7,959,000	19,447,000
Division of Aurora	23,102,000	7,306,000	30,408,000

Division Office - Proper	23,102,000	7,306,000	30,408,000
Division of Balanga City	11,482,000	3,951,000	15,433,000

Division Office - Proper	11,482,000	3,951,000	15,433,000
Division of Bataan	18,312,000	12,538,000	30,850,000

Division Office - Proper	18,312,000	12,538,000	30,850,000
Division of Bulacan	21,080,000	31,915,000	52,995,000

Division Office - Proper	21,080,000	31,915,000	52,995,000
Division of Cabanatuan City	12,821,000	6,184,000	19,005,000

Division Office - Proper	12,821,000	6,184,000	19,005,000
Division of Gapan City	10,566,000	4,821,000	15,387,000

Division Office - Proper	10,566,000	4,821,000	15,387,000
Division of Mabalacat City	8,517,000	5,950,000	14,467,000

Division Office - Proper	8,517,000	5,950,000	14,467,000
Division of Malolos City	13,535,000	5,907,000	19,442,000

Division Office - Proper	13,535,000	5,907,000	19,442,000
Division of Meycauayan City	9,564,000	4,967,000	14,531,000

Division Office - Proper	9,564,000	4,967,000	14,531,000
Division of Muñoz Science City	9,870,000	4,017,000	13,887,000

Division Office - Proper	9,870,000	4,017,000	13,887,000

JANUARY 3, 2022	OFFICIAL GAZETTE	197
DEPARTMENT OF EDUCATION

Division of Nueva Ecija	26,421,000	26,398,000	52,819,000

Division Office - Proper	26,421,000	26,398,000	52,819,000
Division of Olongapo City	14,362,000	6,133,000	20,495,000

Division Office - Proper	14,362,000	6,133,000	20,495,000
Division of Pampanga	12,704,000	26,243,000	38,947,000

Division Office - Proper	12,704,000	26,243,000	38,947,000
Division of San Fernando City	13,918,000	6,754,000	20,672,000

Division Office - Proper	13,918,000	6,754,000	20,672,000
Division of San Jose City	10,538,000	4,912,000	15,450,000

Division Office - Proper	10,538,000	4,912,000	15,450,000
Division of San Jose del Monte City	11,726,000	9,253,000	20,979,000

Division Office - Proper	11,726,000	9,253,000	20,979,000
Division of Tarlac	12,512,000	20,060,000	32,572,000

Division Office - Proper	12,512,000	20,060,000	32,572,000
Division of Tarlac City	12,864,000	6,974,000	19,838,000

Division Office - Proper	12,864,000	6,974,000	19,838,000
Division of Zambales	13,176,000	12,987,000	26,163,000

Division Office - Proper	13,176,000	12,987,000	26,163,000
Region IVA - CALABARZON	673,231,000	311,384,000	984,615,000

Regional Office - IVA	31,729,000	57,792,000	89,521,000
Division of Antipolo City	20,848,000	12,008,000	32,856,000

Division Office - Proper	20,848,000	12,008,000	32,856,000
Division of Bacoor City	20,694,000	7,240,000	27,934,000

Division Office - Proper	20,694,000	7,240,000	27,934,000
Division of Batangas	65,495,000	29,642,000	95,137,000

Division Office - Proper	65,495,000	29,642,000	95,137,000
Division of Batangas City	26,989,000	7,041,000	34,030,000

Division Office - Proper	26,989,000	7,041,000	34,030,000
Division of Biñan City	25,345,000	6,020,000	31,365,000

Division Office - Proper	25,345,000	6,020,000	31,365,000

198	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Cabuyao City	24,401,000	5,738,000	30,139,000

Division Office - Proper	24,401,000	5,738,000	30,139,000
Division of Calamba City	31,322,000	8,023,000	39,345,000

Division Office - Proper	31,322,000	8,023,000	39,345,000
Division of Cavite	63,899,000	26,605,000	90,504,000

Division Office - Proper	63,899,000	26,605,000	90,504,000
Division of Cavite City	13,531,000	4,169,000	17,700,000

Division Office - Proper	13,531,000	4,169,000	17,700,000
Division of Dasmariñas City	16,822,000	9,686,000	26,508,000

Division Office - Proper	16,822,000	9,686,000	26,508,000
Division of General Trias City	20,640,000	6,145,000	26,785,000

Division Office - Proper	20,640,000	6,145,000	26,785,000
Division of Imus City	21,692,000	6,374,000	28,066,000

Division Office - Proper	21,692,000	6,374,000	28,066,000
Division of Laguna	50,089,000	25,315,000	75,404,000

Division Office - Proper	50,089,000	25,315,000	75,404,000
Division of Lipa City	28,078,000	7,055,000	35,133,000

Division Office - Proper	28,078,000	7,055,000	35,133,000
Division of Lucena City	22,745,000	5,893,000	28,638,000

Division Office - Proper	22,745,000	5,893,000	28,638,000
Division of Quezon	67,332,000	35,054,000	102,386,000

Division Office - Proper	67,332,000	35,054,000	102,386,000
Division of Rizal	39,337,000	27,787,000	67,124,000

Division Office - Proper	39,337,000	27,787,000	67,124,000
Division of San Pablo City	23,984,000	6,459,000	30,443,000

Division Office - Proper	23,984,000	6,459,000	30,443,000
Division of San Pedro City		2,000,000	2,000,000

Division Office - Proper		2,000,000	2,000,000
Division of Sta. Rosa City	23,319,000	5,961,000	29,280,000

Division Office - Proper	23,319,000	5,961,000	29,280,000

JANUARY 3, 2022	OFFICIAL GAZETTE	199
DEPARTMENT OF EDUCATION

Division of Tanauan City	18,566,000	5,427,000	23,993,000

Division Office - Proper	18,566,000	5,427,000	23,993,000
Division of Tayabas City	16,374,000	3,950,000	20,324,000

Division Office - Proper	16,374,000	3,950,000	20,324,000
Region IVB - MIMAROPA	189,438,000	112,691,000	302,129,000

Regional Office - IVB	29,481,000	31,324,000	60,805,000
Division of Calapan City	17,553,000	5,145,000	22,698,000

Division Office - Proper	17,553,000	5,145,000	22,698,000
Division of Marinduque	18,855,000	8,259,000	27,114,000

Division Office - Proper	18,855,000	8,259,000	27,114,000
Division of Occidental Mindoro	25,655,000	12,310,000	37,965,000

Division Office - Proper	25,655,000	12,310,000	37,965,000
Division of Oriental Mindoro	20,816,000	16,490,000	37,306,000

Division Office - Proper	20,816,000	16,490,000	37,306,000
Division of Palawan	38,650,000	22,552,000	61,202,000

Division Office - Proper	38,650,000	22,552,000	61,202,000
Division of Puerto Princesa City	18,584,000	6,957,000	25,541,000

Division Office - Proper	18,584,000	6,957,000	25,541,000
Division of Romblon	19,844,000	9,654,000	29,498,000

Division Office - Proper	19,844,000	9,654,000	29,498,000
Region V - Bicol	406,956,000	198,446,000	605,402,000

Regional Office - V	33,581,000	41,349,000	74,930,000
Division of Albay	37,140,000	19,906,000	57,046,000

Division Office - Proper	37,140,000	19,906,000	57,046,000
Division of Camarines Norte	30,513,000	13,616,000	44,129,000

Division Office - Proper	30,513,000	13,616,000	44,129,000
Division of Camarines Sur	67,156,000	36,925,000	104,081,000

Division Office - Proper	67,156,000	36,925,000	104,081,000
Division of Catanduanes	32,498,000	9,618,000	42,116,000

Division Office - Proper	32,498,000	9,618,000	42,116,000

200	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Iriga City	14,718,000	4,897,000	19,615,000

Division Office - Proper	14,718,000	4,897,000	19,615,000
Division of Legazpi City	18,083,000	5,731,000	23,814,000

Division Office - Proper	18,083,000	5,731,000	23,814,000
Division of Ligao City	18,492,000	5,182,000	23,674,000

Division Office - Proper	18,492,000	5,182,000	23,674,000
Division of Masbate	45,619,000	21,816,000	67,435,000

Division Office - Proper	45,619,000	21,816,000	67,435,000
Division of Masbate City	18,497,000	4,896,000	23,393,000

Division Office - Proper	18,497,000	4,896,000	23,393,000
Division of Naga City	16,727,000	5,836,000	22,563,000

Division Office - Proper	16,727,000	5,836,000	22,563,000
Division of Sorsogon	35,674,000	17,081,000	52,755,000

Division Office - Proper	35,674,000	17,081,000	52,755,000
Division of Sorsogon City	19,491,000	6,116,000	25,607,000

Division Office - Proper	19,491,000	6,116,000	25,607,000
Division of Tabaco City	18,767,000	5,477,000	24,244,000

Division Office - Proper	18,767,000	5,477,000	24,244,000
Region VI - Western Visayas	590,876,000	250,363,000	841,239,000

Regional Office - VI	28,106,000	53,271,000	81,377,000
Division of Aklan	55,157,000	13,204,000	68,361,000

Division Office - Proper	55,157,000	13,204,000	68,361,000
Division of Antique	43,798,000	15,374,000	59,172,000

Division Office - Proper	43,798,000	15,374,000	59,172,000
Division of Bacolod City	19,220,000	9,479,000	28,699,000

Division Office - Proper	19,220,000	9,479,000	28,699,000
Division of Bago City	25,070,000	5,815,000	30,885,000

Division Office - Proper	25,070,000	5,815,000	30,885,000
Division of Cadiz City	20,864,000	5,640,000	26,504,000

Division Office - Proper	20,864,000	5,640,000	26,504,000

JANUARY 3, 2022	OFFICIAL GAZETTE	201
DEPARTMENT OF EDUCATION

Division of Capiz	33,895,000	15,413,000	49,308,000

Division Office - Proper	33,895,000	15,413,000	49,308,000
Division of Escalante City	11,752,000	4,640,000	16,392,000

Division Office - Proper	11,752,000	4,640,000	16,392,000
Division of Guimaras	26,454,000	6,067,000	32,521,000

Division Office - Proper	26,454,000	6,067,000	32,521,000
Division of Himamaylan City	18,511,000	4,718,000	23,229,000

Division Office - Proper	18,511,000	4,718,000	23,229,000
Division of Iloilo	125,968,000	39,042,000	165,010,000

Division Office - Proper	125,968,000	39,042,000	165,010,000
Division of Iloilo City	23,190,000	7,904,000	31,094,000

Division Office - Proper	23,190,000	7,904,000	31,094,000
Division of Kabankalan City	11,539,000	6,293,000	17,832,000

Division Office - Proper	11,539,000	6,293,000	17,832,000
Division of La Carlota City	11,806,000	4,026,000	15,832,000

Division Office - Proper	11,806,000	4,026,000	15,832,000
Division of Negros Occidental	27,193,000	27,957,000	55,150,000

Division Office - Proper	27,193,000	27,957,000	55,150,000
Division of Passi City	17,008,000	4,215,000	21,223,000

Division Office - Proper	17,008,000	4,215,000	21,223,000
Division of Roxas City	21,843,000	5,135,000	26,978,000

Division Office - Proper	21,843,000	5,135,000	26,978,000
Division of Sagay City	22,141,000	5,562,000	27,703,000

Division Office - Proper	22,141,000	5,562,000	27,703,000
Division of San Carlos City	17,978,000	5,259,000	23,237,000

Division Office - Proper	17,978,000	5,259,000	23,237,000
Division of Silay City	18,752,000	5,102,000	23,854,000

Division Office - Proper	18,752,000	5,102,000	23,854,000
Division of Sipalay City	10,631,000	4,247,000	14,878,000

Division Office - Proper	10,631,000	4,247,000	14,878,000

202	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Victorias City		2,000,000	2,000,000

Division Office - Proper		2,000,000	2,000,000
Region VII - Central Visayas	475,159,000	230,274,000	705,433,000

Regional Office - VII	26,398,000	50,991,000	77,389,000
Division of Bais City	18,798,000	4,151,000	22,949,000

Division Office - Proper	18,798,000	4,151,000	22,949,000
Division of Bayawan City	21,646,000	5,717,000	27,363,000

Division Office - Proper	21,646,000	5,717,000	27,363,000
Division of Bogo City	18,418,000	3,661,000	22,079,000

Division Office - Proper	18,418,000	3,661,000	22,079,000
Division of Bohol	27,105,000	27,822,000	54,927,000

Division Office - Proper	27,105,000	27,822,000	54,927,000
Division of Canlaon City		2,000,000	2,000,000

Division Office - Proper		2,000,000	2,000,000
Division of Carcar City	22,590,000	4,795,000	27,385,000

Division Office - Proper	22,590,000	4,795,000	27,385,000
Division of Cebu City	37,085,000	13,626,000	50,711,000

Division Office - Proper	37,085,000	13,626,000	50,711,000
Division of Cebu Province	17,325,000	40,873,000	58,198,000

Division Office - Proper	17,325,000	40,873,000	58,198,000
Division of Danao City	22,337,000	5,310,000	27,647,000

Division Office - Proper	22,337,000	5,310,000	27,647,000
Division of Dumaguete City	24,017,000	4,036,000	28,053,000

Division Office - Proper	24,017,000	4,036,000	28,053,000
Division of Guihulngan City	16,872,000	4,851,000	21,723,000

Division Office - Proper	16,872,000	4,851,000	21,723,000
Division of Lapu-lapu City	32,997,000	8,370,000	41,367,000

Division Office - Proper	32,997,000	8,370,000	41,367,000
Division of Mandaue City	26,078,000	6,871,000	32,949,000

Division Office - Proper	26,078,000	6,871,000	32,949,000

JANUARY 3, 2022	OFFICIAL GAZETTE	203
DEPARTMENT OF EDUCATION

Division of Naga City	14,657,000	4,785,000	19,442,000

Division Office - Proper	14,657,000	4,785,000	19,442,000
Division of Negros Oriental	58,082,000	16,867,000	74,949,000

Division Office - Proper	58,082,000	16,867,000	74,949,000
Division of Siquijor	15,916,000	4,940,000	20,856,000

Division Office - Proper	15,916,000	4,940,000	20,856,000
Division of Tagbilaran City	14,898,000	3,909,000	18,807,000

Division Office - Proper	14,898,000	3,909,000	18,807,000
Division of Talisay City	17,300,000	5,734,000	23,034,000

Division Office - Proper	17,300,000	5,734,000	23,034,000
Division of Tanjay City	24,596,000	5,075,000	29,671,000

Division Office - Proper	24,596,000	5,075,000	29,671,000
Division of Toledo City	18,044,000	5,890,000	23,934,000

Division Office - Proper	18,044,000	5,890,000	23,934,000
Region VIII - Eastern Visayas	285,285,000	178,412,000	463,697,000

Regional Office - VIII	35,715,000	40,731,000	76,446,000
Division of Baybay City	14,665,000	5,024,000	19,689,000

Division Office - Proper	14,665,000	5,024,000	19,689,000
Division of Biliran	16,842,000	6,778,000	23,620,000

Division Office - Proper	16,842,000	6,778,000	23,620,000
Division of Borongan City	17,698,000	4,169,000	21,867,000

Division Office - Proper	17,698,000	4,169,000	21,867,000
Division of Calbayog City	6,901,000	7,054,000	13,955,000

Division Office - Proper	6,901,000	7,054,000	13,955,000
Division of Catbalogan City	15,609,000	5,072,000	20,681,000

Division Office - Proper	15,609,000	5,072,000	20,681,000
Division of Eastern Samar	39,473,000	12,424,000	51,897,000

Division Office - Proper	39,473,000	12,424,000	51,897,000
Division of Leyte	25,372,000	35,154,000	60,526,000

Division Office - Proper	25,372,000	35,154,000	60,526,000

204	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Maasin City	18,329,000	4,685,000	23,014,000

Division Office - Proper	18,329,000	4,685,000	23,014,000
Division of Northern Samar	9,527,000	17,594,000	27,121,000

Division Office - Proper	9,527,000	17,594,000	27,121,000
Division of Ormoc City	21,189,000	6,601,000	27,790,000

Division Office - Proper	21,189,000	6,601,000	27,790,000
Division of Samar	39,502,000	16,523,000	56,025,000

Division Office - Proper	39,502,000	16,523,000	56,025,000
Division of Southern Leyte	18,274,000	10,094,000	28,368,000

Division Office - Proper	18,274,000	10,094,000	28,368,000
Division of Tacloban City	6,189,000	6,509,000	12,698,000

Division Office - Proper	6,189,000	6,509,000	12,698,000
Region IX - Zamboanga Peninsula	270,578,000	125,600,000	396,178,000

Regional Office - IX	31,891,000	31,314,000	63,205,000
Division of Dapitan City	13,956,000	4,653,000	18,609,000

Division Office - Proper	13,956,000	4,653,000	18,609,000
Division of Dipolog City	19,922,000	5,208,000	25,130,000

Division Office - Proper	19,922,000	5,208,000	25,130,000
Division of Isabela City	20,307,000	5,405,000	25,712,000

Division Office - Proper	20,307,000	5,405,000	25,712,000
Division of Pagadian City	22,817,000	6,008,000	28,825,000

Division Office - Proper	22,817,000	6,008,000	28,825,000
Division of Zamboanga City	46,968,000	15,864,000	62,832,000

Division Office - Proper	46,968,000	15,864,000	62,832,000
Division of Zamboanga del Norte	40,470,000	20,558,000	61,028,000

Division Office - Proper	40,470,000	20,558,000	61,028,000
Division of Zamboanga del Sur	43,598,000	20,849,000	64,447,000

Division Office - Proper	43,598,000	20,849,000	64,447,000
Division of Zamboanga Sibugay	30,649,000	15,741,000	46,390,000

Division Office - Proper	30,649,000	15,741,000	46,390,000

JANUARY 3, 2022	OFFICIAL GAZETTE	205
DEPARTMENT OF EDUCATION

Region X - Northern Mindanao	274,972,000	154,985,000	429,957,000

Regional Office - X	30,031,000	37,900,000	67,931,000
Division of Bukidnon	18,847,000	21,418,000	40,265,000

Division Office - Proper	18,847,000	21,418,000	40,265,000
Division of Cagayan de Oro City	15,674,000	11,112,000	26,786,000

Division Office - Proper	15,674,000	11,112,000	26,786,000
Division of Camiguin	15,666,000	4,881,000	20,547,000

Division Office - Proper	15,666,000	4,881,000	20,547,000
Division of El Salvador City	12,607,000	3,326,000	15,933,000

Division Office - Proper	12,607,000	3,326,000	15,933,000
Division of Gingoog City	20,146,000	5,413,000	25,559,000

Division Office - Proper	20,146,000	5,413,000	25,559,000
Division of Iligan City	14,796,000	8,068,000	22,864,000

Division Office - Proper	14,796,000	8,068,000	22,864,000
Division of Lanao del Norte	17,774,000	12,112,000	29,886,000

Division Office - Proper	17,774,000	12,112,000	29,886,000
Division of Malaybalay City	19,635,000	6,133,000	25,768,000

Division Office - Proper	19,635,000	6,133,000	25,768,000
Division of Misamis Occidental	19,393,000	9,448,000	28,841,000

Division Office - Proper	19,393,000	9,448,000	28,841,000
Division of Misamis Oriental	21,134,000	15,877,000	37,011,000

Division Office - Proper	21,134,000	15,877,000	37,011,000
Division of Oroquieta City	13,666,000	4,212,000	17,878,000

Division Office - Proper	13,666,000	4,212,000	17,878,000
Division of Ozamiz City	20,410,000	5,246,000	25,656,000

Division Office - Proper	20,410,000	5,246,000	25,656,000
Division of Tangub City	15,917,000	4,097,000	20,014,000

Division Office - Proper	15,917,000	4,097,000	20,014,000
Division of Valencia City	19,276,000	5,742,000	25,018,000

Division Office - Proper	19,276,000	5,742,000	25,018,000

206	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XI - Davao	273,722,000	144,992,000	418,714,000

Regional Office - XI	32,332,000	34,016,000	66,348,000
Division of Davao de Oro	30,055,000	16,206,000	46,261,000

Division Office - Proper	30,055,000	16,206,000	46,261,000
Division of Davao City	34,831,000	24,012,000	58,843,000

Division Office - Proper	34,831,000	24,012,000	58,843,000
Division of Davao del Norte	25,940,000	11,147,000	37,087,000

Division Office - Proper	25,940,000	11,147,000	37,087,000
Division of Davao del Sur	24,457,000	11,250,000	35,707,000

Division Office - Proper	24,457,000	11,250,000	35,707,000
Division of Davao Occidental	15,334,000	9,361,000	24,695,000

Division Office - Proper	15,334,000	9,361,000	24,695,000
Division of Davao Oriental	23,094,000	11,196,000	34,290,000

Division Office - Proper	23,094,000	11,196,000	34,290,000
Division of Digos City	18,187,000	5,424,000	23,611,000

Division Office - Proper	18,187,000	5,424,000	23,611,000
Division of Island Garden City of Samal	14,007,000	4,774,000	18,781,000

Division Office - Proper	14,007,000	4,774,000	18,781,000
Division of Mati City	22,613,000	5,427,000	28,040,000

Division Office - Proper	22,613,000	5,427,000	28,040,000
Division of Panabo City	13,850,000	5,626,000	19,476,000

Division Office - Proper	13,850,000	5,626,000	19,476,000
Division of Tagum City	19,022,000	6,553,000	25,575,000

Division Office - Proper	19,022,000	6,553,000	25,575,000
Region XII - SOCCSKSARGEN	212,471,000	127,304,000	339,775,000

Regional Office - XII	34,442,000	32,848,000	67,290,000
Division of Cotabato	30,358,000	24,697,000	55,055,000

Division Office - Proper	30,358,000	24,697,000	55,055,000
Division of General Santos City	20,028,000	11,509,000	31,537,000

Division Office - Proper	20,028,000	11,509,000	31,537,000

JANUARY 3, 2022	OFFICIAL GAZETTE	207
DEPARTMENT OF EDUCATION

Division of Kidapawan City	19,590,000	5,446,000	25,036,000

Division Office - Proper	19,590,000	5,446,000	25,036,000
Division of Koronadal City	15,726,000	5,451,000	21,177,000

Division Office - Proper	15,726,000	5,451,000	21,177,000
Division of Sarangani	36,810,000	13,458,000	50,268,000

Division Office - Proper	36,810,000	13,458,000	50,268,000
Division of South Cotabato	26,326,000	15,479,000	41,805,000

Division Office - Proper	26,326,000	15,479,000	41,805,000
Division of Sultan Kudarat	16,036,000	14,235,000	30,271,000

Division Office - Proper	16,036,000	14,235,000	30,271,000
Division of Tacurong City	13,155,000	4,181,000	17,336,000

Division Office - Proper	13,155,000	4,181,000	17,336,000
Region XIII - Caraga	327,927,000	121,199,000	449,126,000

Regional Office - XIII	30,994,000	32,655,000	63,649,000
Division of Agusan del Norte	25,436,000	8,546,000	33,982,000

Division Office - Proper	25,436,000	8,546,000	33,982,000
Division of Agusan del Sur	42,255,000	15,993,000	58,248,000

Division Office - Proper	42,255,000	15,993,000	58,248,000
Division of Bayugan City	19,440,000	5,113,000	24,553,000

Division Office - Proper	19,440,000	5,113,000	24,553,000
Division of Bislig City	22,158,000	4,899,000	27,057,000

Division Office - Proper	22,158,000	4,899,000	27,057,000
Division of Butuan City	33,274,000	8,742,000	42,016,000

Division Office - Proper	33,274,000	8,742,000	42,016,000
Division of Cabadbaran City	16,668,000	3,716,000	20,384,000

Division Office - Proper	16,668,000	3,716,000	20,384,000
Division of Dinagat Island	18,193,000	5,620,000	23,813,000

Division Office - Proper	18,193,000	5,620,000	23,813,000
Division of Siargao	23,146,000	5,950,000	29,096,000

Division Office - Proper	23,146,000	5,950,000	29,096,000

208	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Surigao City	22,518,000	5,438,000	27,956,000

Division Office - Proper	22,518,000	5,438,000	27,956,000
Division of Surigao del Norte	21,596,000	7,884,000	29,480,000

Division Office - Proper	21,596,000	7,884,000	29,480,000
Division of Surigao del Sur	35,689,000	12,861,000	48,550,000

Division Office - Proper	35,689,000	12,861,000	48,550,000
Division of Tandag City	16,560,000	3,782,000	20,342,000

Division Office - Proper	16,560,000	3,782,000	20,342,000
Administration of Personnel Benefits	1,164,425,000		1,164,425,000

National Capital Region (NCR)	125,115,000		125,115,000

Central Office	4,524,000		4,524,000
Regional Office - NCR	120,591,000		120,591,000
Region I - Ilocos	92,425,000		92,425,000

Regional Office - I	92,425,000		92,425,000
Cordillera Administrative Region (CAR)	27,036,000		27,036,000

Regional Office - CAR	27,036,000		27,036,000
Region II - Cagayan Valley	58,910,000		58,910,000

Regional Office - II	58,910,000		58,910,000
Region III - Central Luzon	110,264,000		110,264,000

Regional Office - III	110,264,000		110,264,000
Region IVA - CALABARZON	121,227,000		121,227,000

Regional Office - IVA	121,227,000		121,227,000
Region IVB - MIMAROPA	33,307,000		33,307,000

Regional Office - IVB	33,307,000		33,307,000
Region V - Bicol	99,473,000		99,473,000

Regional Office - V	99,473,000		99,473,000
Region VI - Western Visayas	88,515,000		88,515,000

Regional Office - VI	88,515,000		88,515,000
Region VII - Central Visayas	69,911,000		69,911,000

Regional Office - VII	69,911,000		69,911,000

JANUARY 3, 2022	OFFICIAL GAZETTE	209
DEPARTMENT OF EDUCATION

Region VIII - Eastern Visayas	73,271,000			73,271,000

Regional Office - VIII	73,271,000			73,271,000
Region IX - Zamboanga Peninsula	80,993,000			80,993,000

Regional Office - IX	80,993,000			80,993,000
Region X - Northern Mindanao	56,889,000			56,889,000

Regional Office - X	56,889,000			56,889,000
Region XI - Davao	46,260,000			46,260,000

Regional Office - XI	46,260,000			46,260,000
Region XII - SOCCSKSARGEN	42,861,000			42,861,000

Regional Office - XII	42,861,000			42,861,000
Region XIII - Caraga	37,968,000			37,968,000

Regional Office - XIII	37,968,000			37,968,000

Sub-total, General Administration and Support	7,016,732,000	7,635,066,000	20,000,000	14,671,798,000

Support to Operations
Physical fitness and school sports	7,505,000	268,815,000		276,320,000

National Capital Region (NCR)	7,505,000	268,815,000		276,320,000

Central Office	7,505,000	268,815,000		276,320,000
Development and Management of Bilateral and Multilateral Education Projects	17,899,000	62,660,000		80,559,000

National Capital Region (NCR)	17,899,000	62,660,000		80,559,000

Central Office	17,899,000	62,660,000		80,559,000
Management and Administration of Learning Resources	45,153,000	9,577,000		54,730,000

National Capital Region (NCR)	45,153,000	9,577,000		54,730,000

Central Office	45,153,000	9,577,000		54,730,000
Planning and Management Information Systems	112,355,000	38,087,000		150,442,000

National Capital Region (NCR)	35,313,000	38,087,000		73,400,000

Central Office	30,780,000	38,087,000		68,867,000
Regional Office - NCR	4,533,000			4,533,000
Region I - Ilocos	4,473,000			4,473,000

Regional Office - I	4,473,000			4,473,000

210	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cordillera Administrative Region (CAR)	4,882,000	4,882,000

Regional Office - CAR	4,882,000	4,882,000
Region II - Cagayan Valley	5,596,000	5,596,000

Regional Office - II	5,596,000	5,596,000
Region III - Central Luzon	5,308,000	5,308,000

Regional Office - III	5,308,000	5,308,000
Region IVA - CALABARZON	5,122,000	5,122,000

Regional Office - IVA	5,122,000	5,122,000
Region IVB - MIMAROPA	5,043,000	5,043,000

Regional Office - IVB	5,043,000	5,043,000
Region V - Bicol	5,671,000	5,671,000

Regional Office - V	5,671,000	5,671,000
Region VI - Western Visayas	5,443,000	5,443,000

Regional Office - VI	5,443,000	5,443,000
Region VII - Central Visayas	4,834,000	4,834,000

Regional Office - VII	4,834,000	4,834,000
Region VIII - Eastern Visayas	5,700,000	5,700,000

Regional Office - VIII	5,700,000	5,700,000
Region IX - Zamboanga Peninsula	5,651,000	5,651,000

Regional Office - IX	5,651,000	5,651,000
Region X - Northern Mindanao	4,909,000	4,909,000

Regional Office - X	4,909,000	4,909,000
Region XI - Davao	4,499,000	4,499,000

Regional Office - XI	4,499,000	4,499,000
Region XII - SOCCSKSARGEN	4,942,000	4,942,000

Regional Office - XII	4,942,000	4,942,000
Region XIII - Caraga	4,969,000	4,969,000

Regional Office - XIII	4,969,000	4,969,000

JANUARY 3, 2022	OFFICIAL GAZETTE	211
DEPARTMENT OF EDUCATION

Education Information and Communication Services	15,268,000	3,357,000	18,625,000

National Capital Region (NCR)	15,268,000	3,357,000	18,625,000

Central Office	15,268,000	3,357,000	18,625,000
Learner Support Programs	2,101,605,000	121,315,000	2,222,920,000

National Capital Region (NCR)	134,520,000	121,315,000	255,835,000

Central Office	19,146,000	121,315,000	140,461,000
Regional Office - NCR	42,721,000		42,721,000
Division of Caloocan	8,402,000		8,402,000
Division of Las Piñas	3,514,000		3,514,000
Division of Makati	1,784,000		1,784,000
Division of Malabon City	2,432,000		2,432,000
Division of Mandaluyong	2,422,000		2,422,000
Division of Manila	21,790,000		21,790,000
Division of Marikina	2,995,000		2,995,000
Division of Muntinlupa	2,438,000		2,438,000
Division of Navotas City	2,401,000		2,401,000
Division of Parañaque	2,367,000		2,367,000
Division of Pasay City	2,380,000		2,380,000
Division of Pasig City	4,161,000		4,161,000
Division of Quezon City	8,150,000		8,150,000
Division of Taguig and Pateros	4,967,000		4,967,000
Division of Valenzuela	2,450,000		2,450,000

Region I - Ilocos	140,384,000		140,384,000

Regional Office - I	49,206,000		49,206,000
Division of Alaminos City	2,709,000		2,709,000
Division of Batac City	2,689,000		2,689,000
Division of Candon City	2,666,000		2,666,000
Division of Dagupan City	5,168,000		5,168,000
Division of Ilocos Norte	5,226,000		5,226,000
Division of Ilocos Sur	5,208,000		5,208,000
Division of La Union	5,072,000		5,072,000
Division of Laoag City	2,706,000		2,706,000
Division of Pangasinan I	22,246,000		22,246,000
Division of Pangasinan II	21,874,000		21,874,000
Division of San Carlos City	5,140,000		5,140,000
Division of San Fernando City	2,684,000		2,684,000
Division of Urdaneta City	5,110,000		5,110,000
Division of Vigan City	2,680,000		2,680,000

Cordillera Administrative Region (CAR)	74,270,000		74,270,000

Regional Office - CAR	35,733,000		35,733,000
Division of Abra	5,277,000		5,277,000
Division of Apayao	4,146,000		4,146,000
Division of Baguio City	6,189,000		6,189,000
Division of Benguet	5,098,000		5,098,000
Division of Ifugao	4,153,000		4,153,000
Division of Kalinga	5,139,000		5,139,000

212	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Mt. Province	4,557,000	4,557,000
Division of Tabuk City	3,978,000	3,978,000

Region II - Cagayan Valley	96,903,000	96,903,000

Regional Office - II	35,936,000	35,936,000
Division of Batanes	2,716,000	2,716,000
Division of Cagayan	12,876,000	12,876,000
Division of Cauayan City	2,680,000	2,680,000
Division of Ilagan City	2,666,000	2,666,000
Division of Isabela	24,813,000	24,813,000
Division of Nueva Vizcaya	4,814,000	4,814,000
Division of Quirino	5,034,000	5,034,000
Division of Santiago City	2,666,000	2,666,000
Division of Tuguegarao City	2,702,000	2,702,000

Region III - Central Luzon	206,442,000	206,442,000

Regional Office - III	58,143,000	58,143,000
Division of Angeles City	5,100,000	5,100,000
Division of Aurora	4,202,000	4,202,000
Division of Balanga City	2,666,000	2,666,000
Division of Bataan	4,167,000	4,167,000
Division of Bulacan	21,951,000	21,951,000
Division of Cabanatuan City	5,125,000	5,125,000
Division of Gapan City	1,718,000	1,718,000
Division of Mabalacat City	2,674,000	2,674,000
Division of Malolos City	5,021,000	5,021,000
Division of Meycauayan City	2,666,000	2,666,000
Division of Muñoz Science City	2,680,000	2,680,000
Division of Nueva Ecija	23,041,000	23,041,000
Division of Olongapo City	5,045,000	5,045,000
Division of Pampanga	21,373,000	21,373,000
Division of San Fernando City	4,964,000	4,964,000
Division of San Jose City	2,666,000	2,666,000
Division of San Jose del Monte City	4,910,000	4,910,000
Division of Tarlac	18,285,000	18,285,000
Division of Tarlac City	4,964,000	4,964,000
Division of Zambales	5,081,000	5,081,000

Region IVA - CALABARZON	253,396,000	253,396,000

Regional Office - IVA	63,962,000	63,962,000
Division of Antipolo City	4,951,000	4,951,000
Division of Bacoor City	2,666,000	2,666,000
Division of Batangas	21,792,000	21,792,000
Division of Batangas City	5,065,000	5,065,000
Division of Biñan City	4,957,000	4,957,000
Division of Cabuyao City	4,962,000	4,962,000
Division of Calamba City	4,964,000	4,964,000
Division of Cavite	21,966,000	21,966,000
Division of Cavite City	2,776,000	2,776,000
Division of Dasmariñas City	5,054,000	5,054,000
Division of General Trias City	4,932,000	4,932,000
Division of Imus City	1,747,000	1,747,000
Division of Laguna	20,738,000	20,738,000
Division of Lipa City	5,113,000	5,113,000

JANUARY 3, 2022	OFFICIAL GAZETTE	213
DEPARTMENT OF EDUCATION

Division of Lucena City	5,083,000	5,083,000
Division of Quezon	33,848,000	33,848,000
Division of Rizal	21,246,000	21,246,000
Division of San Pablo City	4,997,000	4,997,000
Division of Sta. Rosa City	4,974,000	4,974,000
Division of Tanauan City	4,923,000	4,923,000
Division of Tayabas City	2,680,000	2,680,000

Region IVB - MIMAROPA	74,255,000	74,255,000

Regional Office - IVB	30,556,000	30,556,000
Division of Calapan City	4,998,000	4,998,000
Division of Marinduque	3,485,000	3,485,000
Division of Occidental Mindoro	4,168,000	4,168,000
Division of Oriental Mindoro	4,180,000	4,180,000
Division of Palawan	20,874,000	20,874,000
Division of Puerto Princesa City	4,660,000	4,660,000
Division of Romblon	1,334,000	1,334,000

Region V - Bicol	174,339,000	174,339,000

Regional Office - V	57,411,000	57,411,000
Division of Albay	21,461,000	21,461,000
Division of Camarines Norte	5,215,000	5,215,000
Division of Camarines Sur	34,129,000	34,129,000
Division of Catanduanes	4,614,000	4,614,000
Division of Iriga City	1,795,000	1,795,000
Division of Legazpi City	5,028,000	5,028,000
Division of Ligao City	4,951,000	4,951,000
Division of Masbate	17,690,000	17,690,000
Division of Masbate City	3,542,000	3,542,000
Division of Naga City	5,079,000	5,079,000
Division of Sorsogon	4,592,000	4,592,000
Division of Sorsogon City	4,408,000	4,408,000
Division of Tabaco City	4,424,000	4,424,000

Region VI - Western Visayas	190,926,000	190,926,000

Regional Office - VI	57,810,000	57,810,000
Division of Aklan	5,498,000	5,498,000
Division of Antique	11,278,000	11,278,000
Division of Bacolod City	5,129,000	5,129,000
Division of Bago City	4,448,000	4,448,000
Division of Cadiz City	3,422,000	3,422,000
Division of Capiz	5,809,000	5,809,000
Division of Escalante City	1,083,000	1,083,000
Division of Guimaras	7,418,000	7,418,000
Division of Himamaylan City	3,345,000	3,345,000
Division of Iloilo	32,070,000	32,070,000
Division of Iloilo City	3,444,000	3,444,000
Division of Kabankalan City	3,983,000	3,983,000
Division of La Carlota City	1,751,000	1,751,000
Division of Negros Occidental	20,827,000	20,827,000
Division of Passi City	1,564,000	1,564,000
Division of Roxas City	4,699,000	4,699,000
Division of Sagay City	4,950,000	4,950,000
Division of San Carlos City	3,442,000	3,442,000

214	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Division of Silay City	4,978,000	4,978,000
Division of Sipalay City	3,978,000	3,978,000

Region VII - Central Visayas	168,229,000	168,229,000

Regional Office - VII	49,274,000	49,274,000
Division of Bais City	1,718,000	1,718,000
Division of Bayawan City	2,710,000	2,710,000
Division of Bogo City	2,661,000	2,661,000
Division of Bohol	25,904,000	25,904,000
Division of Carcar City	3,978,000	3,978,000
Division of Cebu City	11,484,000	11,484,000
Division of Cebu Province	13,461,000	13,461,000
Division of Danao City	4,044,000	4,044,000
Division of Dumaguete City	2,307,000	2,307,000
Division of Guihulngan City	1,094,000	1,094,000
Division of Lapu-lapu City	5,361,000	5,361,000
Division of Mandaue City	5,394,000	5,394,000
Division of Negros Oriental	25,508,000	25,508,000
Division of Siquijor	4,004,000	4,004,000
Division of Tagbilaran City	2,282,000	2,282,000
Division of Talisay City	2,371,000	2,371,000
Division of Tanjay City	2,265,000	2,265,000
Division of Toledo City	2,409,000	2,409,000

Region VIII - Eastern Visayas	91,373,000	91,373,000

Regional Office - VIII	52,795,000	52,795,000
Division of Baybay City	2,661,000	2,661,000
Division of Biliran	4,758,000	4,758,000
Division of Borongan City	634,000	634,000
Division of Calbayog City	972,000	972,000
Division of Catbalogan City	4,928,000	4,928,000
Division of Eastern Samar	2,507,000	2,507,000
Division of Leyte	8,430,000	8,430,000
Division of Maasin City	1,797,000	1,797,000
Division of Northern Samar	944,000	944,000
Division of Ormoc City	2,909,000	2,909,000
Division of Samar	2,443,000	2,443,000
Division of Southern Leyte	3,478,000	3,478,000
Division of Tacloban City	2,117,000	2,117,000

Region IX - Zamboanga Peninsula	100,754,000	100,754,000

Regional Office - IX	29,669,000	29,669,000
Division of Dapitan City	1,820,000	1,820,000
Division of Dipolog City	5,071,000	5,071,000
Division of Isabela City	3,726,000	3,726,000
Division of Pagadian City	4,181,000	4,181,000
Division of Zamboanga City	7,850,000	7,850,000
Division of Zamboanga del Norte	22,114,000	22,114,000
Division of Zamboanga del Sur	21,250,000	21,250,000
Division of Zamboanga Sibugay	5,073,000	5,073,000

JANUARY 3, 2022	OFFICIAL GAZETTE	215
DEPARTMENT OF EDUCATION

Region X - Northern Mindanao	113,512,000	113,512,000

Regional Office - X	39,980,000	39,980,000
Division of Bukidnon	22,102,000	22,102,000
Division of Cagayan de Oro City	5,136,000	5,136,000
Division of Camiguin	1,094,000	1,094,000
Division of El Salvador City	2,707,000	2,707,000
Division of Gingoog City	5,275,000	5,275,000
Division of Iligan City	5,027,000	5,027,000
Division of Lanao del Norte	2,987,000	2,987,000
Division of Malaybalay City	5,044,000	5,044,000
Division of Misamis Occidental	4,185,000	4,185,000
Division of Misamis Oriental	5,162,000	5,162,000
Division of Oroquieta City	2,689,000	2,689,000
Division of Ozamiz City	5,084,000	5,084,000
Division of Tangub City	2,666,000	2,666,000
Division of Valencia City	4,374,000	4,374,000

Region XI - Davao	124,335,000	124,335,000

Regional Office - XI	35,475,000	35,475,000
Division of Davao de Oro	10,709,000	10,709,000
Division of Davao City	20,601,000	20,601,000
Division of Davao del Norte	8,694,000	8,694,000
Division of Davao del Sur	10,797,000	10,797,000
Division of Davao Occidental	8,212,000	8,212,000
Division of Davao Oriental	5,661,000	5,661,000
Division of Digos City	4,039,000	4,039,000
Division of Island Garden City of Samal	4,976,000	4,976,000
Division of Mati City	5,277,000	5,277,000
Division of Panabo City	4,910,000	4,910,000
Division of Tagum City	4,984,000	4,984,000

Region XII - SOCCSKSARGEN	80,315,000	80,315,000

Regional Office - XII	33,996,000	33,996,000
Division of Cotabato	22,138,000	22,138,000
Division of General Santos City	1,273,000	1,273,000
Division of Kidapawan City	5,065,000	5,065,000
Division of Koronadal City	5,043,000	5,043,000
Division of Sarangani	2,847,000	2,847,000
Division of South Cotabato	5,113,000	5,113,000
Division of Sultan Kudarat	4,200,000	4,200,000
Division of Tacurong City	640,000	640,000

Region XIII - Caraga	77,652,000	77,652,000

Regional Office - XIII	35,827,000	35,827,000
Division of Agusan del Norte	4,844,000	4,844,000
Division of Agusan del Sur	5,251,000	5,251,000
Division of Bayugan City	1,792,000	1,792,000
Division of Bislig City	4,139,000	4,139,000
Division of Butuan City	4,139,000	4,139,000
Division of Cabadbaran City	1,122,000	1,122,000
Division of Dinagat Island	4,022,000	4,022,000

216	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Siargao	2,412,000		2,412,000
Division of Surigao City	4,096,000		4,096,000
Division of Surigao del Norte	4,083,000		4,083,000
Division of Surigao del Sur	4,186,000		4,186,000
Division of Tandag City	1,739,000		1,739,000
Building Partnerships and Linkages Program	6,095,000	114,152,000	120,247,000

National Capital Region (NCR)	6,095,000	114,152,000	120,247,000

Central Office	6,095,000	114,152,000	120,247,000
Legal Service and Development of Education-Related Laws and Rules	16,899,000	18,716,000	35,615,000

National Capital Region (NCR)	16,899,000	18,716,000	35,615,000

Central Office	16,899,000	18,716,000	35,615,000
Child Protection Program		26,725,000	26,725,000

National Capital Region (NCR)		26,725,000	26,725,000

Central Office		26,725,000	26,725,000
Disaster Preparedness and Response Program	6,462,000	124,890,000	131,352,000

National Capital Region (NCR)	6,462,000	124,890,000	131,352,000

Central Office	6,462,000	124,890,000	131,352,000
Organizational and Professional Development for Non-Teaching Personnel	151,577,000	107,425,000	259,002,000

National Capital Region (NCR)	39,480,000	67,168,000	106,648,000

Central Office	29,364,000	63,681,000	93,045,000
Regional Office - NCR	10,116,000	735,000	10,851,000
Division of Caloocan		184,000	184,000
Division of Las Piñas		89,000	89,000
Division of Makati		111,000	111,000
Division of Malabon City		102,000	102,000
Division of Mandaluyong		110,000	110,000
Division of Manila		705,000	705,000
Division of Marikina		107,000	107,000
Division of Muntinlupa		82,000	82,000
Division of Navotas City		99,000	99,000
Division of Parañaque		92,000	92,000
Division of Pasay City		161,000	161,000
Division of Pasig City		171,000	171,000
Division of Quezon City		483,000	483,000
Division of San Juan City		52,000	52,000
Division of Taguig and Pateros		97,000	97,000
Division of Valenzuela		107,000	107,000

JANUARY 3, 2022	OFFICIAL GAZETTE	217
DEPARTMENT OF EDUCATION

Region I - Ilocos	8,110,000	3,220,000	11,330,000

Regional Office - I	8,110,000	83,000	8,193,000
Division of Alaminos City		82,000	82,000
Division of Batac City		57,000	57,000
Division of Candon City		68,000	68,000
Division of Dagupan City		113,000	113,000
Division of Ilocos Norte		328,000	328,000
Division of Ilocos Sur		335,000	335,000
Division of La Union		326,000	326,000
Division of Laoag City		132,000	132,000
Division of Pangasinan I		676,000	676,000
Division of Pangasinan II		608,000	608,000
Division of San Carlos City		150,000	150,000
Division of San Fernando City		71,000	71,000
Division of Urdaneta City		115,000	115,000
Division of Vigan City		76,000	76,000

Cordillera Administrative Region (CAR)	6,039,000	1,610,000	7,649,000

Regional Office - CAR	6,039,000	125,000	6,164,000
Division of Abra		243,000	243,000
Division of Apayao		131,000	131,000
Division of Baguio City		140,000	140,000
Division of Benguet		270,000	270,000
Division of Ifugao		221,000	221,000
Division of Kalinga		153,000	153,000
Division of Mt. Province		215,000	215,000
Division of Tabuk City		112,000	112,000

Region II - Cagayan Valley	6,738,000	2,205,000	8,943,000

Regional Office - II	6,738,000	83,000	6,821,000
Division of Batanes		107,000	107,000
Division of Cagayan		583,000	583,000
Division of Cauayan City		73,000	73,000
Division of Ilagan City		104,000	104,000
Division of Isabela		591,000	591,000
Division of Nueva Vizcaya		303,000	303,000
Division of Quirino		166,000	166,000
Division of Santiago City		83,000	83,000
Division of Tuguegarao City		112,000	112,000

Region III - Central Luzon	10,051,000	4,297,000	14,348,000

Regional Office - III	10,051,000	86,000	10,137,000
Division of Angeles City		149,000	149,000
Division of Aurora		202,000	202,000
Division of Balanga City		78,000	78,000
Division of Bataan		256,000	256,000
Division of Bulacan		543,000	543,000
Division of Cabanatuan City		122,000	122,000
Division of Gapan City		81,000	81,000
Division of Mabalacat City		87,000	87,000
Division of Malolos City		108,000	108,000

218	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Meycauayan City		54,000	54,000
Division of Muñoz Science City		66,000	66,000
Division of Nueva Ecija		609,000	609,000
Division of Olongapo City		130,000	130,000
Division of Pampanga		530,000	530,000
Division of San Fernando City		133,000	133,000
Division of San Jose City		67,000	67,000
Division of San Jose del Monte City		162,000	162,000
Division of Tarlac		440,000	440,000
Division of Tarlac City		123,000	123,000
Division of Zambales		271,000	271,000

Region IVA - CALABARZON	9,233,000	4,273,000	13,506,000

Regional Office - IVA	9,233,000	76,000	9,309,000
Division of Antipolo City		137,000	137,000
Division of Bacoor City		71,000	71,000
Division of Batangas		564,000	564,000
Division of Batangas City		201,000	201,000
Division of Biñan City		104,000	104,000
Division of Cabuyao City		85,000	85,000
Division of Calamba City		125,000	125,000
Division of Cavite		456,000	456,000
Division of Cavite City		83,000	83,000
Division of Dasmariñas City		130,000	130,000
Division of General Trias City		89,000	89,000
Division of Imus City		56,000	56,000
Division of Laguna		383,000	383,000
Division of Lipa City		128,000	128,000
Division of Lucena City		99,000	99,000
Division of Quezon		723,000	723,000
Division of Rizal		369,000	369,000
Division of San Pablo City		125,000	125,000
Division of Sta. Rosa City		94,000	94,000
Division of Tanauan City		105,000	105,000
Division of Tayabas City		70,000	70,000

Region IVB - MIMAROPA	5,423,000	1,696,000	7,119,000

Regional Office - IVB	5,423,000	76,000	5,499,000
Division of Calapan City		104,000	104,000
Division of Marinduque		149,000	149,000
Division of Occidental Mindoro		276,000	276,000
Division of Oriental Mindoro		310,000	310,000
Division of Palawan		388,000	388,000
Division of Puerto Princesa City		127,000	127,000
Division of Romblon		266,000	266,000

Region V - Bicol	8,257,000	3,322,000	11,579,000

Regional Office - V	8,257,000	88,000	8,345,000
Division of Albay		402,000	402,000
Division of Camarines Norte		286,000	286,000
Division of Camarines Sur		732,000	732,000
Division of Catanduanes		276,000	276,000
Division of Iriga City		86,000	86,000
Division of Legazpi City		119,000	119,000

JANUARY 3, 2022	OFFICIAL GAZETTE	219
DEPARTMENT OF EDUCATION

Division of Ligao City		102,000	102,000
Division of Masbate		433,000	433,000
Division of Masbate City		102,000	102,000
Division of Naga City		115,000	115,000
Division of Sorsogon		358,000	358,000
Division of Sorsogon City		117,000	117,000
Division of Tabaco City		106,000	106,000

Region VI - Western Visayas	5,804,000	3,890,000	9,694,000

Regional Office - VI	5,804,000	76,000	5,880,000
Division of Aklan		286,000	286,000
Division of Antique		367,000	367,000
Division of Bacolod City		187,000	187,000
Division of Bago City		115,000	115,000
Division of Cadiz City		105,000	105,000
Division of Capiz		279,000	279,000
Division of Escalante City		56,000	56,000
Division of Guimaras		142,000	142,000
Division of Himamaylan City		78,000	78,000
Division of Iloilo		864,000	864,000
Division of Iloilo City		151,000	151,000
Division of Kabankalan City		109,000	109,000
Division of La Carlota City		71,000	71,000
Division of Negros Occidental		475,000	475,000
Division of Passi City		60,000	60,000
Division of Roxas City		114,000	114,000
Division of Sagay City		109,000	109,000
Division of San Carlos City		91,000	91,000
Division of Silay City		94,000	94,000
Division of Sipalay City		61,000	61,000

Region VII - Central Visayas	6,861,000	3,159,000	10,020,000

Regional Office - VII	6,861,000	73,000	6,934,000
Division of Bais City		68,000	68,000
Division of Bayawan City		97,000	97,000
Division of Bogo City		64,000	64,000
Division of Bohol		596,000	596,000
Division of Carcar City		83,000	83,000
Division of Cebu City		243,000	243,000
Division of Cebu Province		625,000	625,000
Division of Danao City		84,000	84,000
Division of Dumaguete City		85,000	85,000
Division of Guihulngan City		64,000	64,000
Division of Lapu-lapu City		124,000	124,000
Division of Mandaue City		105,000	105,000
Division of Naga City		70,000	70,000
Division of Negros Oriental		368,000	368,000
Division of Siquijor		96,000	96,000
Division of Tagbilaran City		68,000	68,000
Division of Talisay City		83,000	83,000
Division of Tanjay City		73,000	73,000
Division of Toledo City		90,000	90,000

220	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Region VIII - Eastern Visayas	7,094,000	2,786,000	9,880,000

Regional Office - VIII	7,094,000	92,000	7,186,000
Division of Baybay City		78,000	78,000
Division of Biliran		165,000	165,000
Division of Borongan City		78,000	78,000
Division of Calbayog City		127,000	127,000
Division of Catbalogan City		105,000	105,000
Division of Eastern Samar		315,000	315,000
Division of Leyte		616,000	616,000
Division of Maasin City		78,000	78,000
Division of Northern Samar		371,000	371,000
Division of Ormoc City		114,000	114,000
Division of Samar		304,000	304,000
Division of Southern Leyte		211,000	211,000
Division of Tacloban City		132,000	132,000

Region IX - Zamboanga Peninsula	7,163,000	1,635,000	8,798,000

Regional Office - IX	7,163,000	84,000	7,247,000
Division of Dapitan City		75,000	75,000
Division of Dipolog City		109,000	109,000
Division of Isabela City		106,000	106,000
Division of Pagadian City		129,000	129,000
Division of Zamboanga City		214,000	214,000
Division of Zamboanga del Norte		359,000	359,000
Division of Zamboanga del Sur		339,000	339,000
Division of Zamboanga Sibugay		220,000	220,000

Region X - Northern Mindanao	8,127,000	2,359,000	10,486,000

Regional Office - X	8,127,000	78,000	8,205,000
Division of Bukidnon		333,000	333,000
Division of Cagayan de Oro City		186,000	186,000
Division of Camiguin		91,000	91,000
Division of El Salvador City		54,000	54,000
Division of Gingoog City		130,000	130,000
Division of Iligan City		190,000	190,000
Division of Lanao del Norte		250,000	250,000
Division of Malaybalay City		122,000	122,000
Division of Misamis Occidental		189,000	189,000
Division of Misamis Oriental		357,000	357,000
Division of Oroquieta City		83,000	83,000
Division of Ozamiz City		125,000	125,000
Division of Tangub City		72,000	72,000
Division of Valencia City		99,000	99,000

Region XI - Davao	7,896,000	1,904,000	9,800,000

Regional Office - XI	7,896,000	81,000	7,977,000
Division of Davao de Oro		232,000	232,000
Division of Davao City		363,000	363,000
Division of Davao del Norte		180,000	180,000
Division of Davao del Sur		225,000	225,000
Division of Davao Occidental		122,000	122,000

JANUARY 3, 2022	OFFICIAL GAZETTE	221
DEPARTMENT OF EDUCATION

Division of Davao Oriental		202,000		202,000
Division of Digos City		86,000		86,000
Division of Island Garden City of Samal		70,000		70,000
Division of Mati City		134,000		134,000
Division of Panabo City		83,000		83,000
Division of Tagum City		126,000		126,000

Region XII - SOCCSKSARGEN	7,155,000	1,871,000		9,026,000

Regional Office - XII	7,155,000	83,000		7,238,000
Division of Cotabato		512,000		512,000
Division of General Santos City		179,000		179,000
Division of Kidapawan City		105,000		105,000
Division of Koronadal City		116,000		116,000
Division of Sarangani		243,000		243,000
Division of South Cotabato		307,000		307,000
Division of Sultan Kudarat		261,000		261,000
Division of Tacurong City		65,000		65,000

Region XIII - Caraga	8,146,000	2,030,000		10,176,000

Regional Office - XIII	8,146,000	83,000		8,229,000
Division of Agusan del Norte		195,000		195,000
Division of Agusan del Sur		325,000		325,000
Division of Bayugan City		84,000		84,000
Division of Bislig City		102,000		102,000
Division of Butuan City		186,000		186,000
Division of Cabadbaran City		58,000		58,000
Division of Dinagat Island		136,000		136,000
Division of Siargao		126,000		126,000
Division of Surigao City		116,000		116,000
Division of Surigao del Norte		208,000		208,000
Division of Surigao del Sur		351,000		351,000
Division of Tandag City		60,000		60,000
Operational Expenses of the DepEd Task Force on the 2022
National and Local Elections		10,000,000		10,000,000

National Capital Region (NCR)		10,000,000		10,000,000

Central Office		10,000,000		10,000,000

Sub-total, Support to Operations	2,480,818,000	905,719,000		3,386,537,000

Operations
Access of every Filipino to an enhanced basic education program enabling them to prepare for further education and the world of work achieved	463,396,260,000	89,376,696,000	20,352,684,000	573,125,640,000

EDUCATION POLICY DEVELOPMENT PROGRAM	7,949,819,000	264,326,000		8,214,145,000

National Assessment Systems for Basic Education	22,621,000	123,901,000		146,522,000

222	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)	22,621,000	123,901,000	146,522,000

Central Office	22,621,000	123,901,000	146,522,000
Policy and Research Program	1,829,037,000	33,543,000	1,862,580,000

National Capital Region (NCR)	206,307,000	33,543,000	239,850,000

Central Office		33,543,000	33,543,000
Division of Caloocan	15,923,000		15,923,000
Division of Las Piñas	9,317,000		9,317,000
Division of Makati	9,279,000		9,279,000
Division of Malabon City	9,298,000		9,298,000
Division of Mandaluyong	8,692,000		8,692,000
Division of Manila	63,967,000		63,967,000
Division of Marikina	8,805,000		8,805,000
Division of Muntinlupa	9,299,000		9,299,000
Division of Navotas City	9,768,000		9,768,000
Division of Parañaque	7,975,000		7,975,000
Division of Pasay City	9,708,000		9,708,000
Division of Pasig City	11,681,000		11,681,000
Division of Quezon City	9,335,000		9,335,000
Division of San Juan City	3,374,000		3,374,000
Division of Taguig and Pateros	11,094,000		11,094,000
Division of Valenzuela	8,792,000		8,792,000

Region I - Ilocos	101,469,000		101,469,000

Division of Alaminos City	4,867,000		4,867,000
Division of Batac City	4,826,000		4,826,000
Division of Candon City	3,419,000		3,419,000
Division of Dagupan City	9,312,000		9,312,000
Division of Ilocos Norte	9,269,000		9,269,000
Division of Ilocos Sur	9,287,000		9,287,000
Division of La Union	9,337,000		9,337,000
Division of Laoag City	4,839,000		4,839,000
Division of Pangasinan I	9,371,000		9,371,000
Division of Pangasinan II	9,327,000		9,327,000
Division of San Carlos City	9,287,000		9,287,000
Division of San Fernando City	4,854,000		4,854,000
Division of Urdaneta City	8,586,000		8,586,000
Division of Vigan City	4,888,000		4,888,000

Cordillera Administrative Region (CAR)	73,683,000		73,683,000

Division of Abra	9,407,000		9,407,000
Division of Apayao	8,629,000		8,629,000
Division of Baguio City	9,298,000		9,298,000
Division of Benguet	8,959,000		8,959,000
Division of Ifugao	9,641,000		9,641,000
Division of Kalinga	9,336,000		9,336,000
Division of Mt. Province	9,222,000		9,222,000
Division of Tabuk City	9,191,000		9,191,000

Region II - Cagayan Valley	65,435,000		65,435,000

Division of Batanes	4,927,000		4,927,000
Division of Cagayan	9,364,000		9,364,000
Division of Cauayan City	4,900,000		4,900,000

JANUARY 3, 2022	OFFICIAL GAZETTE	223
DEPARTMENT OF EDUCATION

Division of Ilagan City	4,818,000	4,818,000
Division of Isabela	8,690,000	8,690,000
Division of Nueva Vizcaya	10,381,000	10,381,000
Division of Quirino	8,160,000	8,160,000
Division of Santiago City	4,860,000	4,860,000
Division of Tuguegarao City	9,335,000	9,335,000

Region III - Central Luzon	153,759,000	153,759,000

Division of Angeles City	9,584,000	9,584,000
Division of Aurora	9,263,000	9,263,000
Division of Balanga City	4,872,000	4,872,000
Division of Bataan	9,286,000	9,286,000
Division of Bulacan	8,229,000	8,229,000
Division of Cabanatuan City	8,687,000	8,687,000
Division of Gapan City	4,799,000	4,799,000
Division of Mabalacat City	4,801,000	4,801,000
Division of Malolos City	8,173,000	8,173,000
Division of Meycauayan City	4,228,000	4,228,000
Division of Muñoz Science City	4,872,000	4,872,000
Division of Nueva Ecija	9,324,000	9,324,000
Division of Olongapo City	9,352,000	9,352,000
Division of Pampanga	9,383,000	9,383,000
Division of San Fernando City	8,342,000	8,342,000
Division of San Jose City	4,839,000	4,839,000
Division of San Jose del Monte City	9,293,000	9,293,000
Division of Tarlac	8,449,000	8,449,000
Division of Tarlac City	8,782,000	8,782,000
Division of Zambales	9,201,000	9,201,000

Region IVA - CALABARZON	176,358,000	176,358,000

Division of Antipolo City	9,278,000	9,278,000
Division of Bacoor City	4,843,000	4,843,000
Division of Batangas	9,424,000	9,424,000
Division of Batangas City	9,415,000	9,415,000
Division of Biñan City	8,777,000	8,777,000
Division of Cabuyao City	9,313,000	9,313,000
Division of Calamba City	9,320,000	9,320,000
Division of Cavite	9,295,000	9,295,000
Division of Cavite City	4,815,000	4,815,000
Division of Dasmariñas City	9,318,000	9,318,000
Division of General Trias City	9,302,000	9,302,000
Division of Imus City	4,856,000	4,856,000
Division of Laguna	8,576,000	8,576,000
Division of Lipa City	9,439,000	9,439,000
Division of Lucena City	8,827,000	8,827,000
Division of Quezon	9,386,000	9,386,000
Division of Rizal	9,340,000	9,340,000
Division of San Pablo City	9,302,000	9,302,000
Division of Sta. Rosa City	9,347,000	9,347,000
Division of Tanauan City	8,616,000	8,616,000
Division of Tayabas City	5,569,000	5,569,000

Region IVB - MIMAROPA	90,824,000	90,824,000

Division of Calapan City	10,792,000	10,792,000
Division of Marinduque	13,773,000	13,773,000
Division of Occidental Mindoro	10,094,000	10,094,000
Division of Oriental Mindoro	17,443,000	17,443,000

224	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Palawan	9,294,000	9,294,000
Division of Puerto Princesa City	10,446,000	10,446,000
Division of Romblon	18,982,000	18,982,000

Region V - Bicol	108,166,000	108,166,000

Division of Albay	8,526,000	8,526,000
Division of Camarines Norte	9,392,000	9,392,000
Division of Camarines Sur	10,573,000	10,573,000
Division of Catanduanes	6,905,000	6,905,000
Division of Iriga City	4,868,000	4,868,000
Division of Legazpi City	8,119,000	8,119,000
Division of Ligao City	7,881,000	7,881,000
Division of Masbate	6,324,000	6,324,000
Division of Masbate City	8,259,000	8,259,000
Division of Naga City	9,357,000	9,357,000
Division of Sorsogon	9,280,000	9,280,000
Division of Sorsogon City	9,382,000	9,382,000
Division of Tabaco City	9,300,000	9,300,000

Region VI - Western Visayas	170,354,000	170,354,000

Division of Aklan	9,269,000	9,269,000
Division of Antique	9,817,000	9,817,000
Division of Bacolod City	9,309,000	9,309,000
Division of Bago City	9,344,000	9,344,000
Division of Cadiz City	9,308,000	9,308,000
Division of Capiz	9,838,000	9,838,000
Division of Escalante City	4,884,000	4,884,000
Division of Guimaras	9,465,000	9,465,000
Division of Himamaylan City	8,583,000	8,583,000
Division of Iloilo	9,453,000	9,453,000
Division of Iloilo City	9,669,000	9,669,000
Division of Kabankalan City	8,115,000	8,115,000
Division of La Carlota City	4,831,000	4,831,000
Division of Negros Occidental	9,283,000	9,283,000
Division of Passi City	4,831,000	4,831,000
Division of Roxas City	9,356,000	9,356,000
Division of Sagay City	8,998,000	8,998,000
Division of San Carlos City	7,515,000	7,515,000
Division of Silay City	9,285,000	9,285,000
Division of Sipalay City	9,201,000	9,201,000

Region VII - Central Visayas	148,029,000	148,029,000

Division of Bais City	5,626,000	5,626,000
Division of Bayawan City	9,256,000	9,256,000
Division of Bogo City	5,149,000	5,149,000
Division of Bohol	10,025,000	10,025,000
Division of Carcar City	9,211,000	9,211,000
Division of Cebu City	8,199,000	8,199,000
Division of Cebu Province	10,115,000	10,115,000
Division of Danao City	10,238,000	10,238,000
Division of Dumaguete City	1,385,000	1,385,000
Division of Guihulngan City	4,230,000	4,230,000
Division of Lapu-lapu City	13,406,000	13,406,000
Division of Mandaue City	10,077,000	10,077,000
Division of Naga City	5,769,000	5,769,000
Division of Negros Oriental	9,556,000	9,556,000
Division of Siquijor	9,201,000	9,201,000

JANUARY 3, 2022	OFFICIAL GAZETTE	225
DEPARTMENT OF EDUCATION

Division of Tagbilaran City	4,071,000	4,071,000
Division of Talisay City	9,376,000	9,376,000
Division of Tanjay City	4,859,000	4,859,000
Division of Toledo City	8,280,000	8,280,000

Region VIII - Eastern Visayas	82,839,000	82,839,000

Division of Baybay City	4,861,000	4,861,000
Division of Biliran	10,901,000	10,901,000
Division of Borongan City	4,827,000	4,827,000
Division of Catbalogan City	9,380,000	9,380,000
Division of Eastern Samar	8,709,000	8,709,000
Division of Leyte	10,223,000	10,223,000
Division of Maasin City	5,953,000	5,953,000
Division of Ormoc City	9,201,000	9,201,000
Division of Samar	9,492,000	9,492,000
Division of Southern Leyte	9,292,000	9,292,000

Region IX - Zamboanga Peninsula	69,736,000	69,736,000

Division of Dapitan City	4,840,000	4,840,000
Division of Dipolog City	9,299,000	9,299,000
Division of Isabela City	9,415,000	9,415,000
Division of Pagadian City	9,511,000	9,511,000
Division of Zamboanga City	9,354,000	9,354,000
Division of Zamboanga del Norte	9,362,000	9,362,000
Division of Zamboanga del Sur	8,699,000	8,699,000
Division of Zamboanga Sibugay	9,256,000	9,256,000

Region X - Northern Mindanao	107,562,000	107,562,000

Division of Bukidnon	8,481,000	8,481,000
Division of Cagayan de Oro City	8,659,000	8,659,000
Division of Camiguin	5,028,000	5,028,000
Division of El Salvador City	4,811,000	4,811,000
Division of Gingoog City	8,525,000	8,525,000
Division of Iligan City	7,657,000	7,657,000
Division of Lanao del Norte	9,320,000	9,320,000
Division of Malaybalay City	8,673,000	8,673,000
Division of Misamis Occidental	9,422,000	9,422,000
Division of Misamis Oriental	8,537,000	8,537,000
Division of Oroquieta City	4,883,000	4,883,000
Division of Ozamiz City	9,376,000	9,376,000
Division of Tangub City	4,888,000	4,888,000
Division of Valencia City	9,302,000	9,302,000

Region XI - Davao	96,615,000	96,615,000

Division of Davao de Oro	9,318,000	9,318,000
Division of Davao City	10,828,000	10,828,000
Division of Davao del Norte	8,814,000	8,814,000
Division of Davao del Sur	9,629,000	9,629,000
Division of Davao Occidental	9,304,000	9,304,000
Division of Davao Oriental	8,245,000	8,245,000
Division of Digos City	8,154,000	8,154,000
Division of Island Garden City of Samal	3,406,000	3,406,000
Division of Mati City	10,274,000	10,274,000
Division of Panabo City	9,292,000	9,292,000
Division of Tagum City	9,351,000	9,351,000

226	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XII - SOCCSKSARGEN	76,631,000		76,631,000

Division of Cotabato	9,397,000		9,397,000
Division of General Santos City	13,126,000		13,126,000
Division of Kidapawan City	9,428,000		9,428,000
Division of Koronadal City	9,708,000		9,708,000
Division of Sarangani	9,346,000		9,346,000
Division of South Cotabato	9,301,000		9,301,000
Division of Sultan Kudarat	9,382,000		9,382,000
Division of Tacurong City	6,943,000		6,943,000

Region XIII - Caraga	101,270,000		101,270,000

Division of Agusan del Norte	10,331,000		10,331,000
Division of Agusan del Sur	10,214,000		10,214,000
Division of Bayugan City	5,769,000		5,769,000
Division of Bislig City	9,286,000		9,286,000
Division of Butuan City	10,247,000		10,247,000
Division of Cabadbaran City	4,839,000		4,839,000
Division of Dinagat Island	8,882,000		8,882,000
Division of Siargao	7,757,000		7,757,000
Division of Surigao City	9,339,000		9,339,000
Division of Surigao del Norte	9,496,000		9,496,000
Division of Surigao del Sur	10,239,000		10,239,000
Division of Tandag City	4,871,000		4,871,000
Basic Education Curriculum	105,535,000	73,165,000	178,700,000

National Capital Region (NCR)	105,535,000	73,165,000	178,700,000

Central Office	105,535,000	73,165,000	178,700,000
Curricular programs, learning management models, standards and strategy development	5,989,007,000	1,500,000	5,990,507,000

National Capital Region (NCR)	471,426,000	1,500,000	472,926,000

Central Office		1,500,000	1,500,000
Regional Office - NCR	25,062,000		25,062,000
Division of Caloocan	46,413,000		46,413,000
Division of Las Piñas	23,969,000		23,969,000
Division of Makati	22,771,000		22,771,000
Division of Malabon City	23,579,000		23,579,000
Division of Mandaluyong	24,127,000		24,127,000
Division of Manila	49,552,000		49,552,000
Division of Marikina	21,844,000		21,844,000
Division of Muntinlupa	24,826,000		24,826,000
Division of Navotas City	25,811,000		25,811,000
Division of Parañaque	25,257,000		25,257,000
Division of Pasay City	25,220,000		25,220,000
Division of Pasig City	24,560,000		24,560,000
Division of Quezon City	49,421,000		49,421,000
Division of San Juan City	14,031,000		14,031,000
Division of Taguig and Pateros	21,235,000		21,235,000
Division of Valenzuela	23,748,000		23,748,000

JANUARY 3, 2022	OFFICIAL GAZETTE	227
DEPARTMENT OF EDUCATION

Region I - Ilocos	363,484,000	363,484,000

Regional Office - I	26,254,000	26,254,000
Division of Alaminos City	14,138,000	14,138,000
Division of Batac City	13,894,000	13,894,000
Division of Candon City	14,276,000	14,276,000
Division of Dagupan City	25,159,000	25,159,000
Division of Ilocos Norte	24,522,000	24,522,000
Division of Ilocos Sur	25,564,000	25,564,000
Division of La Union	24,641,000	24,641,000
Division of Laoag City	13,872,000	13,872,000
Division of Pangasinan I	51,670,000	51,670,000
Division of Pangasinan II	50,636,000	50,636,000
Division of San Carlos City	25,281,000	25,281,000
Division of San Fernando City	14,220,000	14,220,000
Division of Urdaneta City	25,193,000	25,193,000
Division of Vigan City	14,164,000	14,164,000

Cordillera Administrative Region (CAR)	217,523,000	217,523,000

Regional Office - CAR	25,615,000	25,615,000
Division of Abra	25,568,000	25,568,000
Division of Apayao	23,073,000	23,073,000
Division of Baguio City	20,866,000	20,866,000
Division of Benguet	25,473,000	25,473,000
Division of Ifugao	21,698,000	21,698,000
Division of Kalinga	25,343,000	25,343,000
Division of Mt. Province	24,971,000	24,971,000
Division of Tabuk City	24,916,000	24,916,000

Region II - Cagayan Valley	259,349,000	259,349,000

Regional Office - II	24,527,000	24,527,000
Division of Batanes	14,143,000	14,143,000
Division of Cagayan	49,431,000	49,431,000
Division of Cauayan City	17,360,000	17,360,000
Division of Ilagan City	13,944,000	13,944,000
Division of Isabela	51,274,000	51,274,000
Division of Nueva Vizcaya	25,287,000	25,287,000
Division of Quirino	25,424,000	25,424,000
Division of Santiago City	12,984,000	12,984,000
Division of Tuguegarao City	24,975,000	24,975,000

Region III - Central Luzon	557,175,000	557,175,000

Regional Office - III	25,780,000	25,780,000
Division of Angeles City	23,969,000	23,969,000
Division of Aurora	25,130,000	25,130,000
Division of Balanga City	14,103,000	14,103,000
Division of Bataan	24,185,000	24,185,000
Division of Bulacan	46,932,000	46,932,000
Division of Cabanatuan City	25,441,000	25,441,000
Division of Gapan City	14,207,000	14,207,000
Division of Mabalacat City	13,073,000	13,073,000
Division of Malolos City	24,663,000	24,663,000
Division of Meycauayan City	11,673,000	11,673,000
Division of Muñoz Science City	13,765,000	13,765,000
Division of Nueva Ecija	52,210,000	52,210,000
Division of Olongapo City	24,639,000	24,639,000

228	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Pampanga	51,871,000	51,871,000
Division of San Fernando City	26,151,000	26,151,000
Division of San Jose City	13,893,000	13,893,000
Division of San Jose del Monte City	24,823,000	24,823,000
Division of Tarlac	50,661,000	50,661,000
Division of Tarlac City	25,262,000	25,262,000
Division of Zambales	24,744,000	24,744,000

Region IVA - CALABARZON	667,557,000	667,557,000

Regional Office - IVA	23,074,000	23,074,000
Division of Antipolo City	25,113,000	25,113,000
Division of Bacoor City	14,103,000	14,103,000
Division of Batangas	52,043,000	52,043,000
Division of Batangas City	25,789,000	25,789,000
Division of Biñan City	26,399,000	26,399,000
Division of Cabuyao City	26,089,000	26,089,000
Division of Calamba City	25,637,000	25,637,000
Division of Cavite	50,879,000	50,879,000
Division of Cavite City	13,986,000	13,986,000
Division of Dasmariñas City	25,196,000	25,196,000
Division of General Trias City	24,996,000	24,996,000
Division of Imus City	14,042,000	14,042,000
Division of Laguna	50,421,000	50,421,000
Division of Lipa City	25,855,000	25,855,000
Division of Lucena City	24,875,000	24,875,000
Division of Quezon	78,554,000	78,554,000
Division of Rizal	51,464,000	51,464,000
Division of San Pablo City	25,080,000	25,080,000
Division of Sta. Rosa City	25,314,000	25,314,000
Division of Tanauan City	24,567,000	24,567,000
Division of Tayabas City	14,081,000	14,081,000

Region IVB - MIMAROPA	226,485,000	226,485,000

Regional Office - IVB	21,772,000	21,772,000
Division of Calapan City	25,292,000	25,292,000
Division of Marinduque	23,393,000	23,393,000
Division of Occidental Mindoro	25,559,000	25,559,000
Division of Oriental Mindoro	28,550,000	28,550,000
Division of Palawan	51,605,000	51,605,000
Division of Puerto Princesa City	24,922,000	24,922,000
Division of Romblon	25,392,000	25,392,000

Region V - Bicol	440,802,000	440,802,000

Regional Office - V	27,045,000	27,045,000
Division of Albay	50,343,000	50,343,000
Division of Camarines Norte	25,279,000	25,279,000
Division of Camarines Sur	76,334,000	76,334,000
Division of Catanduanes	25,272,000	25,272,000
Division of Iriga City	13,980,000	13,980,000
Division of Legazpi City	24,239,000	24,239,000
Division of Ligao City	24,710,000	24,710,000
Division of Masbate	49,257,000	49,257,000
Division of Masbate City	23,179,000	23,179,000
Division of Naga City	26,305,000	26,305,000
Division of Sorsogon	25,361,000	25,361,000
Division of Sorsogon City	25,328,000	25,328,000
Division of Tabaco City	24,170,000	24,170,000

JANUARY 3, 2022	OFFICIAL GAZETTE	229
DEPARTMENT OF EDUCATION

Region VI - Western Visayas	561,437,000	561,437,000

Regional Office - VI	22,463,000	22,463,000
Division of Aklan	25,404,000	25,404,000
Division of Antique	25,195,000	25,195,000
Division of Bacolod City	25,336,000	25,336,000
Division of Bago City	25,291,000	25,291,000
Division of Cadiz City	23,986,000	23,986,000
Division of Capiz	23,941,000	23,941,000
Division of Escalante City	12,453,000	12,453,000
Division of Guimaras	25,463,000	25,463,000
Division of Himamaylan City	24,894,000	24,894,000
Division of Iloilo	76,104,000	76,104,000
Division of Iloilo City	26,134,000	26,134,000
Division of Kabankalan City	24,009,000	24,009,000
Division of La Carlota City	13,699,000	13,699,000
Division of Negros Occidental	51,566,000	51,566,000
Division of Passi City	13,248,000	13,248,000
Division of Roxas City	25,529,000	25,529,000
Division of Sagay City	24,313,000	24,313,000
Division of San Carlos City	24,077,000	24,077,000
Division of Silay City	25,183,000	25,183,000
Division of Sipalay City	23,149,000	23,149,000

Region VII - Central Visayas	508,600,000	508,600,000

Regional Office - VII	21,660,000	21,660,000
Division of Bais City	14,061,000	14,061,000
Division of Bayawan City	24,627,000	24,627,000
Division of Bogo City	14,081,000	14,081,000
Division of Bohol	52,534,000	52,534,000
Division of Carcar City	20,143,000	20,143,000
Division of Cebu City	25,224,000	25,224,000
Division of Cebu Province	77,121,000	77,121,000
Division of Danao City	24,183,000	24,183,000
Division of Dumaguete City	17,093,000	17,093,000
Division of Guihulngan City	13,889,000	13,889,000
Division of Lapu-lapu City	25,091,000	25,091,000
Division of Mandaue City	25,352,000	25,352,000
Division of Naga City	13,928,000	13,928,000
Division of Negros Oriental	50,662,000	50,662,000
Division of Siquijor	22,860,000	22,860,000
Division of Tagbilaran City	13,939,000	13,939,000
Division of Talisay City	14,755,000	14,755,000
Division of Tanjay City	14,078,000	14,078,000
Division of Toledo City	23,319,000	23,319,000

Region VIII - Eastern Visayas	264,804,000	264,804,000

Regional Office - VIII	27,581,000	27,581,000
Division of Baybay City	14,051,000	14,051,000
Division of Biliran	23,211,000	23,211,000
Division of Borongan City	13,927,000	13,927,000
Division of Catbalogan City	25,236,000	25,236,000
Division of Eastern Samar	23,000,000	23,000,000
Division of Leyte	51,262,000	51,262,000
Division of Maasin City	14,114,000	14,114,000

230	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Ormoc City	22,400,000	22,400,000
Division of Samar	24,720,000	24,720,000
Division of Southern Leyte	25,302,000	25,302,000

Region IX - Zamboanga Peninsula	275,192,000	275,192,000

Regional Office - IX	25,276,000	25,276,000
Division of Dapitan City	17,160,000	17,160,000
Division of Dipolog City	24,562,000	24,562,000
Division of Isabela City	25,436,000	25,436,000
Division of Pagadian City	25,175,000	25,175,000
Division of Zamboanga City	24,161,000	24,161,000
Division of Zamboanga del Norte	55,294,000	55,294,000
Division of Zamboanga del Sur	52,056,000	52,056,000
Division of Zamboanga Sibugay	26,072,000	26,072,000

Region X - Northern Mindanao	343,715,000	343,715,000

Regional Office - X	28,567,000	28,567,000
Division of Bukidnon	42,516,000	42,516,000
Division of Cagayan de Oro City	20,541,000	20,541,000
Division of Camiguin	15,472,000	15,472,000
Division of El Salvador City	14,031,000	14,031,000
Division of Gingoog City	25,282,000	25,282,000
Division of Iligan City	25,048,000	25,048,000
Division of Lanao del Norte	24,244,000	24,244,000
Division of Malaybalay City	25,143,000	25,143,000
Division of Misamis Occidental	24,282,000	24,282,000
Division of Misamis Oriental	24,518,000	24,518,000
Division of Oroquieta City	14,006,000	14,006,000
Division of Ozamiz City	24,353,000	24,353,000
Division of Tangub City	14,081,000	14,081,000
Division of Valencia City	21,631,000	21,631,000

Region XI - Davao	304,701,000	304,701,000

Regional Office - XI	24,565,000	24,565,000
Division of Davao de Oro	22,871,000	22,871,000
Division of Davao City	49,046,000	49,046,000
Division of Davao del Norte	26,558,000	26,558,000
Division of Davao del Sur	25,644,000	25,644,000
Division of Davao Occidental	23,986,000	23,986,000
Division of Davao Oriental	23,270,000	23,270,000
Division of Digos City	23,498,000	23,498,000
Division of Island Garden City of Samal	12,809,000	12,809,000
Division of Mati City	24,050,000	24,050,000
Division of Panabo City	23,119,000	23,119,000
Division of Tagum City	25,285,000	25,285,000

Region XII - SOCCSKSARGEN	239,911,000	239,911,000

Regional Office - XII	25,610,000	25,610,000
Division of Cotabato	50,713,000	50,713,000
Division of General Santos City	25,179,000	25,179,000
Division of Kidapawan City	25,264,000	25,264,000
Division of Koronadal City	24,722,000	24,722,000
Division of Sarangani	24,238,000	24,238,000
Division of South Cotabato	24,524,000	24,524,000
Division of Sultan Kudarat	25,450,000	25,450,000
Division of Tacurong City	14,211,000	14,211,000

JANUARY 3, 2022	OFFICIAL GAZETTE	231
DEPARTMENT OF EDUCATION

Region XIII - Caraga	286,846,000			286,846,000

Regional Office - XIII	25,996,000			25,996,000
Division of Agusan del Norte	24,220,000			24,220,000
Division of Agusan del Sur	23,421,000			23,421,000
Division of Bayugan City	13,960,000			13,960,000
Division of Bislig City	24,066,000			24,066,000
Division of Butuan City	25,050,000			25,050,000
Division of Cabadbaran City	13,923,000			13,923,000
Division of Dinagat Island	25,309,000			25,309,000
Division of Siargao	22,949,000			22,949,000
Division of Surigao City	23,484,000			23,484,000
Division of Surigao del Norte	25,148,000			25,148,000
Division of Surigao del Sur	25,392,000			25,392,000
Division of Tandag City	13,928,000			13,928,000
Development and Promotion of Campus Journalism		1,984,000		1,984,000

National Capital Region (NCR)		1,984,000		1,984,000

Central Office		1,984,000		1,984,000
National Literacy Policies and Programs	3,619,000	7,439,000		11,058,000

National Capital Region (NCR)	3,619,000	7,439,000		11,058,000

Central Office	3,619,000	7,439,000		11,058,000
Early Language Literacy and Numeracy		22,794,000		22,794,000

National Capital Region (NCR)		22,794,000		22,794,000

Central Office		22,794,000		22,794,000
BASIC EDUCATION INPUTS PROGRAM	20,007,244,000	4,971,928,000	20,228,984,000	45,208,156,000

Improvement and Acquisition of School Sites		80,227,000	65,000,000	145,227,000

National Capital Region (NCR)		80,227,000	65,000,000	145,227,000

Central Office		80,227,000	65,000,000	145,227,000
New School Personnel Positions	19,988,504,000	68,741,000		20,057,245,000

National Capital Region (NCR)	6,329,224,000	68,741,000		6,397,965,000

Central Office	3,635,943,000	68,741,000		3,704,684,000
Regional Office - NCR	2,693,281,000			2,693,281,000
Region I - Ilocos	539,057,000			539,057,000

Regional Office - I	539,057,000			539,057,000
Cordillera Administrative Region (CAR)	183,400,000			183,400,000

Regional Office - CAR	183,400,000			183,400,000

232	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	588,494,000			588,494,000

Regional Office - II	588,494,000			588,494,000
Region III - Central Luzon	1,490,665,000			1,490,665,000

Regional Office - III	1,490,665,000			1,490,665,000
Region IVA - CALABARZON	2,062,523,000			2,062,523,000

Regional Office - IVA	2,062,523,000			2,062,523,000
Region IVB - MIMAROPA	461,559,000			461,559,000

Regional Office - IVB	461,559,000			461,559,000
Region V - Bicol	914,553,000			914,553,000

Regional Office - V	914,553,000			914,553,000
Region VI - Western Visayas	1,578,608,000			1,578,608,000

Regional Office - VI	1,578,608,000			1,578,608,000
Region VII - Central Visayas	1,532,261,000			1,532,261,000

Regional Office - VII	1,532,261,000			1,532,261,000
Region VIII - Eastern Visayas	750,415,000			750,415,000

Regional Office - VIII	750,415,000			750,415,000
Region IX - Zamboanga Peninsula	420,661,000			420,661,000

Regional Office - IX	420,661,000			420,661,000
Region X - Northern Mindanao	887,667,000			887,667,000

Regional Office - X	887,667,000			887,667,000
Region XI - Davao	1,119,780,000			1,119,780,000

Regional Office - XI	1,119,780,000			1,119,780,000
Region XII - SOCCSKSARGEN	588,135,000			588,135,000

Regional Office - XII	588,135,000			588,135,000
Region XIII - Caraga	541,502,000			541,502,000

Regional Office - XIII	541,502,000			541,502,000
Learning Tools and Equipment		2,319,133,000	405,050,000	2,724,183,000

National Capital Region (NCR)		2,319,133,000	405,050,000	2,724,183,000

Central Office		2,319,133,000	405,050,000	2,724,183,000

JANUARY 3, 2022	OFFICIAL GAZETTE	233
DEPARTMENT OF EDUCATION

Textbooks and other Instructional Materials		963,257,000		963,257,000

National Capital Region (NCR)		963,257,000		963,257,000

Central Office		963,257,000		963,257,000
Computerization Program	18,740,000	424,826,000	11,317,307,000	11,760,873,000

National Capital Region (NCR)	18,740,000	424,826,000	11,317,307,000	11,760,873,000

Central Office	18,740,000	424,826,000	11,317,307,000	11,760,873,000
Basic Education Facilities		1,115,744,000	4,833,669,000	5,949,413,000

National Capital Region (NCR)		1,115,744,000	4,833,669,000	5,949,413,000

Central Office		1,115,744,000	4,833,669,000	5,949,413,000
Conservation and restoration of Gabaldon and other heritage school buildings			97,958,000	97,958,000

National Capital Region (NCR)			97,958,000	97,958,000

Central Office			97,958,000	97,958,000
Quick Response Fund			2,000,000,000	2,000,000,000

National Capital Region (NCR)			2,000,000,000	2,000,000,000

Central Office			2,000,000,000	2,000,000,000
Last Mile Schools Program			1,510,000,000	1,510,000,000

National Capital Region (NCR)			1,510,000,000	1,510,000,000

Central Office			1,510,000,000	1,510,000,000
INCLUSIVE EDUCATION PROGRAM		16,235,299,000	64,000,000	16,299,299,000

Multigrade Education		22,266,000		22,266,000

National Capital Region (NCR)		22,266,000		22,266,000

Central Office		22,266,000		22,266,000
Indigenous Peoples Education (IPEd) Program		144,306,000		144,306,000

National Capital Region (NCR)		144,306,000		144,306,000

Central Office		144,306,000		144,306,000
Flexible Learning Options (ADM/ALS/EiE)		15,215,694,000		15,215,694,000

National Capital Region (NCR)		15,215,694,000		15,215,694,000

Central Office		15,215,694,000		15,215,694,000

234	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Madrasah Education Program		356,830,000		356,830,000

National Capital Region (NCR)		356,830,000		356,830,000

Central Office		356,830,000		356,830,000
Special Education Program		496,203,000	64,000,000	560,203,000

National Capital Region (NCR)		496,203,000	64,000,000	560,203,000

Central Office		496,203,000	64,000,000	560,203,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM	435,413,349,000	66,085,951,000		501,499,300,000

School-Based Feeding Program (SBFP)		3,321,709,000		3,321,709,000

National Capital Region (NCR)		3,321,709,000		3,321,709,000

Central Office		3,321,709,000		3,321,709,000
Operation of Schools - Elementary (Kinder to Grade 6)	254,357,883,000	15,497,928,000		269,855,811,000

National Capital Region (NCR)	18,836,485,000	1,586,382,000		20,422,867,000

Central Office		651,360,000		651,360,000
Division of Caloocan	2,170,044,000	116,840,000		2,286,884,000
Division of Las Piñas	836,953,000	43,721,000		880,674,000
Division of Makati	745,191,000	36,159,000		781,350,000
Division of Malabon City	730,722,000	36,065,000		766,787,000
Division of Mandaluyong	480,699,000	36,337,000		517,036,000
Division of Manila	3,162,195,000	128,951,000		3,291,146,000
Division of Marikina	588,509,000	34,097,000		622,606,000
Division of Muntinlupa	712,533,000	34,832,000		747,365,000
Division of Navotas City	489,854,000	23,794,000		513,648,000
Division of Parañaque	852,952,000	41,893,000		894,845,000
Division of Pasay City	560,020,000	29,647,000		589,667,000
Division of Pasig City	1,080,959,000	58,215,000		1,139,174,000
Division of Quezon City	3,857,938,000	187,198,000		4,045,136,000
Division of San Juan City	150,619,000	7,318,000		157,937,000
Division of Taguig and Pateros	1,305,037,000	65,475,000		1,370,512,000
Division of Valenzuela	1,112,260,000	54,480,000		1,166,740,000

Region I - Ilocos	14,588,887,000	844,903,000		15,433,790,000

Division of Alaminos City	260,612,000	15,240,000		275,852,000
Division of Batac City	144,191,000	8,446,000		152,637,000
Division of Candon City	164,148,000	9,510,000		173,658,000
Division of Dagupan City	407,961,000	20,618,000		428,579,000
Division of Ilocos Norte	1,341,397,000	88,811,000		1,430,208,000
Division of Ilocos Sur	1,940,783,000	124,193,000		2,064,976,000
Division of La Union	1,859,133,000	107,194,000		1,966,327,000
Division of Laoag City	264,676,000	13,833,000		278,509,000
Division of Pangasinan I	3,830,195,000	214,266,000		4,044,461,000
Division of Pangasinan II	3,064,890,000	174,181,000		3,239,071,000
Division of San Carlos City	559,936,000	29,218,000		589,154,000

JANUARY 3, 2022	OFFICIAL GAZETTE	235
DEPARTMENT OF EDUCATION

Division of San Fernando City	246,343,000	12,478,000	258,821,000
Division of Urdaneta City	357,531,000	19,602,000	377,133,000
Division of Vigan City	147,091,000	7,313,000	154,404,000

Cordillera Administrative Region (CAR)	5,977,244,000	395,887,000	6,373,131,000

Division of Abra	976,297,000	67,604,000	1,043,901,000
Division of Apayao	524,997,000	38,948,000	563,945,000
Division of Baguio City	644,408,000	32,051,000	676,459,000
Division of Benguet	1,366,304,000	95,435,000	1,461,739,000
Division of Ifugao	837,354,000	55,513,000	892,867,000
Division of Kalinga	504,478,000	35,048,000	539,526,000
Division of Mt. Province	714,539,000	46,573,000	761,112,000
Division of Tabuk City	408,867,000	24,715,000	433,582,000

Region II - Cagayan Valley	11,223,243,000	686,651,000	11,909,894,000

Division of Batanes	127,627,000	5,875,000	133,502,000
Division of Cagayan	3,522,931,000	212,844,000	3,735,775,000
Division of Cauayan City	400,255,000	23,409,000	423,664,000
Division of Ilagan City	460,695,000	28,387,000	489,082,000
Division of Isabela	3,746,893,000	233,306,000	3,980,199,000
Division of Nueva Vizcaya	1,520,976,000	98,704,000	1,619,680,000
Division of Quirino	709,244,000	46,939,000	756,183,000
Division of Santiago City	357,232,000	18,666,000	375,898,000
Division of Tuguegarao City	377,390,000	18,521,000	395,911,000

Region III - Central Luzon	26,283,742,000	1,475,851,000	27,759,593,000

Division of Angeles City	824,946,000	42,415,000	867,361,000
Division of Aurora	794,269,000	45,137,000	839,406,000
Division of Balanga City	215,163,000	11,834,000	226,997,000
Division of Bataan	1,602,860,000	91,876,000	1,694,736,000
Division of Bulacan	4,697,410,000	269,118,000	4,966,528,000
Division of Cabanatuan City	666,522,000	34,282,000	700,804,000
Division of Gapan City	311,293,000	16,348,000	327,641,000
Division of Mabalacat City	486,208,000	25,934,000	512,142,000
Division of Malolos City	445,645,000	24,823,000	470,468,000
Division of Meycauayan City	368,419,000	19,696,000	388,115,000
Division of Muñoz Science City	235,020,000	13,263,000	248,283,000
Division of Nueva Ecija	4,076,327,000	232,653,000	4,308,980,000
Division of Olongapo City	483,528,000	24,875,000	508,403,000
Division of Pampanga	3,778,338,000	204,318,000	3,982,656,000
Division of San Fernando City	608,058,000	30,396,000	638,454,000
Division of San Jose City	367,966,000	21,023,000	388,989,000
Division of San Jose del Monte City	1,060,384,000	56,543,000	1,116,927,000
Division of Tarlac	2,769,924,000	164,262,000	2,934,186,000
Division of Tarlac City	807,835,000	46,182,000	854,017,000
Division of Zambales	1,683,627,000	100,873,000	1,784,500,000

Region IVA - CALABARZON	29,125,343,000	1,653,338,000	30,778,681,000

Division of Antipolo City	1,416,382,000	72,001,000	1,488,383,000
Division of Bacoor City	745,423,000	42,863,000	788,286,000
Division of Batangas	4,337,958,000	254,336,000	4,592,294,000
Division of Batangas City	704,769,000	38,780,000	743,549,000
Division of Biñan City	518,421,000	27,854,000	546,275,000
Division of Cabuyao City	435,364,000	26,046,000	461,410,000
Division of Calamba City	849,000,000	48,836,000	897,836,000
Division of Cavite	3,222,551,000	181,641,000	3,404,192,000

236	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Cavite City	243,464,000	10,129,000	253,593,000
Division of Dasmariñas City	1,034,786,000	49,475,000	1,084,261,000
Division of General Trias City	537,913,000	32,380,000	570,293,000
Division of Imus City	606,816,000	34,732,000	641,548,000
Division of Laguna	2,763,502,000	156,254,000	2,919,756,000
Division of Lipa City	714,398,000	40,134,000	754,532,000
Division of Lucena City	611,886,000	32,491,000	644,377,000
Division of Quezon	4,825,893,000	299,601,000	5,125,494,000
Division of Rizal	3,761,438,000	207,828,000	3,969,266,000
Division of San Pablo City	630,433,000	34,794,000	665,227,000
Division of Sta. Rosa City	541,426,000	26,443,000	567,869,000
Division of Tanauan City	395,631,000	23,237,000	418,868,000
Division of Tayabas City	227,889,000	13,483,000	241,372,000

Region IVB - MIMAROPA	10,182,142,000	632,551,000	10,814,693,000

Division of Calapan City	381,799,000	20,416,000	402,215,000
Division of Marinduque	856,355,000	54,673,000	911,028,000
Division of Occidental Mindoro	1,677,798,000	103,571,000	1,781,369,000
Division of Oriental Mindoro	2,430,711,000	146,708,000	2,577,419,000
Division of Palawan	3,030,567,000	202,400,000	3,232,967,000
Division of Puerto Princesa City	654,281,000	36,510,000	690,791,000
Division of Romblon	1,150,631,000	68,273,000	1,218,904,000

Region V - Bicol	19,569,242,000	1,138,624,000	20,707,866,000

Division of Albay	2,737,877,000	162,198,000	2,900,075,000
Division of Camarines Norte	1,796,489,000	106,823,000	1,903,312,000
Division of Camarines Sur	5,294,033,000	315,020,000	5,609,053,000
Division of Catanduanes	1,174,964,000	68,768,000	1,243,732,000
Division of Iriga City	329,781,000	17,546,000	347,327,000
Division of Legazpi City	494,433,000	25,434,000	519,867,000
Division of Ligao City	374,406,000	20,839,000	395,245,000
Division of Masbate	3,369,099,000	189,562,000	3,558,661,000
Division of Masbate City	341,530,000	17,060,000	358,590,000
Division of Naga City	476,773,000	23,549,000	500,322,000
Division of Sorsogon	2,288,646,000	142,909,000	2,431,555,000
Division of Sorsogon City	511,785,000	28,433,000	540,218,000
Division of Tabaco City	379,426,000	20,483,000	399,909,000

Region VI - Western Visayas	21,323,387,000	1,288,081,000	22,611,468,000

Division of Aklan	1,639,936,000	105,526,000	1,745,462,000
Division of Antique	2,003,992,000	136,334,000	2,140,326,000
Division of Bacolod City	1,463,086,000	55,345,000	1,518,431,000
Division of Bago City	422,703,000	22,590,000	445,293,000
Division of Cadiz City	11,368,000	23,915,000	35,283,000
Division of Capiz	2,020,540,000	125,660,000	2,146,200,000
Division of Escalante City	264,868,000	14,357,000	279,225,000
Division of Guimaras	533,448,000	32,489,000	565,937,000
Division of Himamaylan City	317,877,000	19,622,000	337,499,000
Division of Iloilo	5,344,995,000	337,232,000	5,682,227,000
Division of Iloilo City	825,168,000	43,757,000	868,925,000
Division of Kabankalan City	550,453,000	31,160,000	581,613,000
Division of La Carlota City	216,530,000	11,005,000	227,535,000
Division of Negros Occidental	3,662,803,000	214,740,000	3,877,543,000
Division of Passi City	246,661,000	13,986,000	260,647,000
Division of Roxas City	398,409,000	21,642,000	420,051,000

JANUARY 3, 2022	OFFICIAL GAZETTE	237
DEPARTMENT OF EDUCATION

Division of Sagay City	435,042,000	24,748,000	459,790,000
Division of San Carlos City	420,723,000	22,900,000	443,623,000
Division of Silay City	315,416,000	16,940,000	332,356,000
Division of Sipalay City	229,369,000	14,133,000	243,502,000

Region VII - Central Visayas	20,728,387,000	1,198,673,000	21,927,060,000

Division of Bais City	251,435,000	14,273,000	265,708,000
Division of Bayawan City	447,978,000	27,571,000	475,549,000
Division of Bogo City	228,864,000	11,956,000	240,820,000
Division of Bohol	4,252,840,000	268,815,000	4,521,655,000
Division of Carcar City	313,630,000	18,662,000	332,292,000
Division of Cebu City	1,680,498,000	83,888,000	1,764,386,000
Division of Cebu Province	6,340,543,000	368,457,000	6,709,000,000
Division of Danao City	386,618,000	21,568,000	408,186,000
Division of Dumaguete City	265,976,000	13,125,000	279,101,000
Division of Guihulngan City	333,116,000	26,340,000	359,456,000
Division of Lapu-lapu City	919,642,000	47,509,000	967,151,000
Division of Mandaue City	640,306,000	32,730,000	673,036,000
Division of Naga City	267,381,000	15,936,000	283,317,000
Division of Negros Oriental	2,611,617,000	142,732,000	2,754,349,000
Division of Siquijor	314,592,000	19,340,000	333,932,000
Division of Tagbilaran City	208,476,000	10,241,000	218,717,000
Division of Talisay City	458,579,000	24,911,000	483,490,000
Division of Tanjay City	262,976,000	21,506,000	284,482,000
Division of Toledo City	543,320,000	29,113,000	572,433,000

Region VIII - Eastern Visayas	16,881,969,000	1,057,819,000	17,939,788,000

Division of Baybay City	359,824,000	21,520,000	381,344,000
Division of Biliran	657,053,000	39,492,000	696,545,000
Division of Borongan City	252,828,000	15,516,000	268,344,000
Division of Calbayog City	758,856,000	44,598,000	803,454,000
Division of Catbalogan City	343,530,000	19,045,000	362,575,000
Division of Eastern Samar	1,684,926,000	110,671,000	1,795,597,000
Division of Leyte	5,147,741,000	329,088,000	5,476,829,000
Division of Maasin City	299,271,000	17,217,000	316,488,000
Division of Northern Samar	2,602,007,000	155,580,000	2,757,587,000
Division of Ormoc City	588,046,000	34,852,000	622,898,000
Division of Samar	2,301,519,000	160,300,000	2,461,819,000
Division of Southern Leyte	1,246,973,000	80,013,000	1,326,986,000
Division of Tacloban City	639,395,000	29,927,000	669,322,000

Region IX - Zamboanga Peninsula	12,249,653,000	723,506,000	12,973,159,000

Division of Dapitan City	293,405,000	16,169,000	309,574,000
Division of Dipolog City	363,360,000	18,378,000	381,738,000
Division of Isabela City	415,247,000	21,743,000	436,990,000
Division of Pagadian City	511,363,000	27,131,000	538,494,000
Division of Zamboanga City	2,226,666,000	118,768,000	2,345,434,000
Division of Zamboanga del Norte	3,198,738,000	192,644,000	3,391,382,000
Division of Zamboanga del Sur	3,021,225,000	194,604,000	3,215,829,000
Division of Zamboanga Sibugay	2,219,649,000	134,069,000	2,353,718,000

Region X - Northern Mindanao	13,543,949,000	818,974,000	14,362,923,000

Division of Bukidnon	3,307,819,000	212,738,000	3,520,557,000
Division of Cagayan de Oro City	1,341,272,000	71,429,000	1,412,701,000
Division of Camiguin	318,379,000	18,480,000	336,859,000
Division of El Salvador City	133,680,000	7,553,000	141,233,000

238	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Gingoog City	460,546,000	26,733,000	487,279,000
Division of Iligan City	889,967,000	47,865,000	937,832,000
Division of Lanao del Norte	1,809,465,000	113,458,000	1,922,923,000
Division of Malaybalay City	516,945,000	29,968,000	546,913,000
Division of Misamis Occidental	1,192,384,000	80,835,000	1,273,219,000
Division of Misamis Oriental	2,158,724,000	129,452,000	2,288,176,000
Division of Oroquieta City	259,891,000	13,988,000	273,879,000
Division of Ozamiz City	374,127,000	21,055,000	395,182,000
Division of Tangub City	233,853,000	15,529,000	249,382,000
Division of Valencia City	546,897,000	29,891,000	576,788,000

Region XI - Davao	12,884,292,000	750,339,000	13,634,631,000

Division of Davao de Oro	1,990,828,000	130,361,000	2,121,189,000
Division of Davao City	3,440,179,000	182,405,000	3,622,584,000
Division of Davao del Norte	1,358,607,000	83,679,000	1,442,286,000
Division of Davao del Sur	1,487,055,000	80,537,000	1,567,592,000
Division of Davao Occidental	932,862,000	61,161,000	994,023,000
Division of Davao Oriental	1,483,408,000	91,258,000	1,574,666,000
Division of Digos City	418,681,000	22,215,000	440,896,000
Division of Island Garden City of Samal	315,958,000	19,276,000	335,234,000
Division of Mati City	443,747,000	24,061,000	467,808,000
Division of Panabo City	440,300,000	25,773,000	466,073,000
Division of Tagum City	572,667,000	29,613,000	602,280,000

Region XII - SOCCSKSARGEN	11,746,509,000	689,098,000	12,435,607,000

Division of Cotabato	3,317,153,000	204,448,000	3,521,601,000
Division of General Santos City	1,317,633,000	71,289,000	1,388,922,000
Division of Kidapawan City	412,033,000	23,824,000	435,857,000
Division of Koronadal City	429,397,000	24,082,000	453,479,000
Division of Sarangani	1,774,744,000	103,118,000	1,877,862,000
Division of South Cotabato	2,180,683,000	126,771,000	2,307,454,000
Division of Sultan Kudarat	2,037,561,000	122,021,000	2,159,582,000
Division of Tacurong City	277,305,000	13,545,000	290,850,000

Region XIII - Caraga	9,213,409,000	557,251,000	9,770,660,000

Division of Agusan del Norte	1,007,807,000	58,781,000	1,066,588,000
Division of Agusan del Sur	2,170,355,000	138,795,000	2,309,150,000
Division of Bayugan City	395,569,000	21,018,000	416,587,000
Division of Bislig City	321,517,000	18,015,000	339,532,000
Division of Butuan City	975,854,000	52,093,000	1,027,947,000
Division of Cabadbaran City	215,509,000	12,285,000	227,794,000
Division of Dinagat Island	434,565,000	29,699,000	464,264,000
Division of Siargao	506,912,000	32,560,000	539,472,000
Division of Surigao City	443,750,000	24,760,000	468,510,000
Division of Surigao del Norte	788,802,000	48,678,000	837,480,000
Division of Surigao del Sur	1,752,578,000	110,434,000	1,863,012,000
Division of Tandag City	200,191,000	10,133,000	210,324,000
Operation of Schools - Junior High School (Grade 7 to Grade 10)	139,453,651,000	10,605,086,000	150,058,737,000

National Capital Region (NCR)	14,851,688,000	1,334,665,000	16,186,353,000

Central Office		423,627,000	423,627,000

JANUARY 3, 2022	OFFICIAL GAZETTE	239
DEPARTMENT OF EDUCATION

Division of Caloocan	1,789,432,000	115,297,000	1,904,729,000
Division Office - Proper	501,048,000	37,518,000	538,566,000
Baesa High School	48,778,000	3,302,000	52,080,000
Bagong Barrio National High School	66,591,000	3,524,000	70,115,000
Bagong Silang High School	129,158,000	7,253,000	136,411,000
Bagumbong High School (Main)	86,318,000	4,993,000	91,311,000
Caloocan High School	157,137,000	10,154,000	167,291,000
Camarin High School (Main)	165,395,000	9,301,000	174,696,000
Caybiga High School	57,017,000	3,806,000	60,823,000
Deparo High School (Main)	54,705,000	3,317,000	58,022,000
Kalayaan National High School	118,522,000	6,820,000	125,342,000
M.B. Asistio, Sr. High School	79,911,000	5,221,000	85,132,000
M.B. Asistio, Sr. High School Unit 1	34,644,000	2,471,000	37,115,000
Manuel L. Quezon High School	76,182,000	4,923,000	81,105,000
Pangarap High School	41,732,000	2,243,000	43,975,000
Tala High School	140,478,000	8,205,000	148,683,000
Talipapa High School	31,816,000	2,246,000	34,062,000

Division of Las Piñas	734,350,000	47,675,000	782,025,000

Division Office - Proper	188,420,000	16,249,000	204,669,000
CAA National High School	158,257,000	7,391,000	165,648,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)	66,140,000	4,700,000	70,840,000
Las Piñas East High School (Main)	135,193,000	8,028,000	143,221,000
Las Piñas National High School (Main)	131,213,000	7,525,000	138,738,000
Las Piñas North National High School	55,127,000	3,782,000	58,909,000

Division of Makati	628,263,000	37,072,000	665,335,000

Division Office - Proper	470,000	1,566,000	2,036,000
Bangkal High School	42,079,000	2,587,000	44,666,000
Benigno “Ninoy” Aquino High School	113,918,000	6,641,000	120,559,000
Fort Bonifacio High School	163,759,000	8,288,000	172,047,000
General Pio del Pilar National High School	47,257,000	2,952,000	50,209,000
Makati High School	80,948,000	4,426,000	85,374,000
Makati West High School (Makati Science High School)	32,263,000	1,635,000	33,898,000
Pitogo High School	72,503,000	4,292,000	76,795,000
San Antonio National High School	40,979,000	2,537,000	43,516,000
San Isidro National High School	34,087,000	2,148,000	36,235,000

Division of Malabon City	482,777,000	30,171,000	512,948,000

Division Office - Proper	117,833,000	9,291,000	127,124,000
Longos National High School (Malabon National High School - Longos Annex)	41,718,000	2,938,000	44,656,000
Malabon National High School	90,599,000	4,888,000	95,487,000
Panghulo National High School	41,781,000	2,295,000	44,076,000
Potrero National High School	41,517,000	2,470,000	43,987,000
Tañong National High School	24,136,000	1,442,000	25,578,000
Tinajeros National High School	77,875,000	4,535,000	82,410,000
Tugatog National High School	47,318,000	2,312,000	49,630,000

Division of Mandaluyong	465,494,000	40,847,000	506,341,000

Division Office - Proper	139,717,000	16,819,000	156,536,000
Andres Bonifacio Integrated School	40,473,000	3,674,000	44,147,000

240	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Bonifacio Javier National High School	36,606,000	2,819,000	39,425,000
Eulogio Rodriguez Integrated School	38,942,000	3,665,000	42,607,000
Highway Hills Integrated School	38,887,000	3,832,000	42,719,000
Isaac Lopez Integrated School	25,140,000	2,988,000	28,128,000
Jose Fabella Memorial High School	85,019,000	2,528,000	87,547,000
Mandaluyong High School	60,710,000	4,522,000	65,232,000

Division of Manila	2,089,688,000	117,467,000	2,207,155,000

Division Office - Proper	55,080,000	2,803,000	57,883,000
Antonio Maceda Integrated School	47,556,000	2,575,000	50,131,000
Antonio Villegas Vocational High School	46,077,000	2,377,000	48,454,000
Carlos P. Garcia High School	36,789,000	2,133,000	38,922,000
Cayetano Arellano High School	86,252,000	5,026,000	91,278,000
Claro M. Recto High School	37,320,000	1,995,000	39,315,000
Doña Teodora Alonzo High School	44,588,000	1,733,000	46,321,000
Dr. Juan Nolasco High School	73,633,000	3,445,000	77,078,000
Elpidio Quirino High School	53,002,000	2,524,000	55,526,000
Esteban Abada High School	46,694,000	2,950,000	49,644,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)	59,520,000	2,783,000	62,303,000
F. G. Calderon Integrated School	66,822,000	3,828,000	70,650,000
Florentino Torres High School (Torres High School)	111,082,000	6,425,000	117,507,000
Gen. Emilio Aguinaldo Integrated School	25,679,000	1,702,000	27,381,000
Gregorio Perfecto High School	59,556,000	2,747,000	62,303,000
I. Villamor High School	54,457,000	3,392,000	57,849,000
Jose Abad Santos High School	95,221,000	4,968,000	100,189,000
Jose P. Laurel High School	59,471,000	2,999,000	62,470,000
Lakan Dula High School	101,577,000	6,064,000	107,641,000
M. Araullo High School (Araullo High School)	104,899,000	6,153,000	111,052,000
Manila High School	42,366,000	2,882,000	45,248,000
Manila Science High School	46,274,000	2,108,000	48,382,000
Manuel A. Roxas High School	78,300,000	4,762,000	83,062,000
Manuel L. Quezon High School	53,669,000	2,460,000	56,129,000
Mariano Marcos Memorial High School	72,600,000	4,715,000	77,315,000
Pres. Sergio Osmeña, Sr. High School	47,109,000	2,231,000	49,340,000
Rajah Soliman Science and Technology High School	76,198,000	4,403,000	80,601,000
Ramon C. Avancena High School	31,599,000	1,459,000	33,058,000
Ramon Magsaysay High School	124,447,000	8,058,000	132,505,000
T. Paez Integrated School	61,898,000	4,307,000	66,205,000
Tondo High School	78,004,000	5,080,000	83,084,000
Valeriano Fugoso Memorial High School	24,049,000	1,532,000	25,581,000
Victoriano Mapa High School	87,900,000	4,848,000	92,748,000

Division of Marikina	626,816,000	39,981,000	666,797,000

Division Office - Proper	268,167,000	16,606,000	284,773,000
Barangka National High School	17,486,000	1,465,000	18,951,000
Fortune High School	44,429,000	3,131,000	47,560,000
Malanday National High School	37,461,000	2,437,000	39,898,000
Marikina High School	77,764,000	4,587,000	82,351,000
Parang High School	67,276,000	4,438,000	71,714,000
Sta. Elena High School	80,736,000	5,368,000	86,104,000
Tañong High School (Marikina High School - Tañong Annex)	33,497,000	1,949,000	35,446,000

JANUARY 3, 2022	OFFICIAL GAZETTE	241
DEPARTMENT OF EDUCATION

Division of Muntinlupa	484,522,000	30,052,000	514,574,000

Division Office - Proper	99,591,000	12,364,000	111,955,000
Muntinlupa Business High School (Pedro E.
Diaz High School-Buli Annex)	102,178,000	4,868,000	107,046,000
Muntinlupa National High School	163,559,000	6,814,000	170,373,000
Pedro E. Diaz High School	119,194,000	6,006,000	125,200,000

Division of Navotas City	304,873,000	18,686,000	323,559,000

Division Office - Proper	4,663,000	889,000	5,552,000
Kaunlaran High School	79,222,000	4,819,000	84,041,000
Navotas National High School	77,420,000	4,905,000	82,325,000
San Rafael Technological and Vocational High School	26,984,000	1,299,000	28,283,000
San Roque National High School	56,070,000	3,033,000	59,103,000
Tangos National High School	34,446,000	1,942,000	36,388,000
Tanza National High School	26,068,000	1,799,000	27,867,000

Division of Parañaque	655,334,000	43,640,000	698,974,000

Division Office - Proper	261,053,000	19,145,000	280,198,000
Baclaran National High School	27,290,000	1,581,000	28,871,000
Dr. Arcadio Santos National High School (Main)	61,006,000	3,868,000	64,874,000
Parañaque National High School (Main)	305,985,000	19,046,000	325,031,000

Division of Pasay City	485,962,000	26,424,000	512,386,000

Division Office - Proper	22,714,000	4,208,000	26,922,000
Kalayaan National High School	52,481,000	3,299,000	55,780,000
Pasay City East High School	73,922,000	4,824,000	78,746,000
Pasay City National Science High School	23,597,000	1,090,000	24,687,000
Pasay City North High School	69,760,000	1,979,000	71,739,000
Pasay City South High School	75,028,000	3,875,000	78,903,000
Pasay City West High School	93,896,000	5,613,000	99,509,000
Philippine National School for the Blind
(Philippine School for the Blind)	22,298,000	479,000	22,777,000
Philippine School for the Deaf	52,266,000	1,057,000	53,323,000

Division of Pasig City	968,792,000	61,762,000	1,030,554,000

Division Office - Proper	174,636,000	11,638,000	186,274,000
Eusebio High School (Rizal High School - Rosario)	66,400,000	4,312,000	70,712,000
Kapitolyo High School (Rizal High School-Kapitolyo)	32,480,000	2,298,000	34,778,000
Manggahan High School (Rizal High School - Manggahan Annex)	94,206,000	5,949,000	100,155,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)	81,234,000	4,956,000	86,190,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)	62,480,000	3,195,000	65,675,000
Rizal High School (Main)	168,297,000	10,514,000	178,811,000
Sagad High School (Rizal High School - Sagad)	50,665,000	2,131,000	52,796,000
San Joaquin / Kalawaan High School	93,988,000	6,433,000	100,421,000
Santolan High School (Rizal High School-Santolan)	54,052,000	4,120,000	58,172,000
Sta. Lucia High School	90,354,000	6,216,000	96,570,000

242	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Quezon City	3,227,866,000	191,141,000	3,419,007,000

Division Office - Proper	27,039,000	2,791,000	29,830,000
Bagong Silangan High School	98,805,000	6,621,000	105,426,000
Balara High School	46,897,000	3,076,000	49,973,000
Balingasa High School	24,400,000	1,697,000	26,097,000
Camp Crame High School	18,237,000	976,000	19,213,000
Camp Gen. Emilio Aguinaldo High School	42,707,000	2,204,000	44,911,000
Carlos L. Albert High School	76,536,000	4,964,000	81,500,000
Carlos P. Garcia High School	20,570,000	1,331,000	21,901,000
Commonwealth High School	166,532,000	8,882,000	175,414,000
Corazon C. Aquino National High School	263,939,000	16,307,000	280,246,000
Culiat High School	65,424,000	3,334,000	68,758,000
Don Alejandro Roces, Sr. Science and Technology High School	37,531,000	2,314,000	39,845,000
Don Quintin Paredes High School	13,241,000	870,000	14,111,000
Doña Josefa Jara Martinez Vocational High School	33,306,000	2,185,000	35,491,000
Doña Rosario High School	71,059,000	4,606,000	75,665,000
Ernesto Rondon High School (Project 6 High School)	74,051,000	4,709,000	78,760,000
Eulogio Rodriguez, Jr. High School	57,806,000	3,240,000	61,046,000
Flora A. Ylagan High School	33,684,000	2,242,000	35,926,000
Holy Spirit National High School	70,979,000	4,631,000	75,610,000
Ismael Mathay, Sr. High School (GSIS Village High School)	70,214,000	4,420,000	74,634,000
Jose P. Laurel, Sr. High School	37,334,000	2,225,000	39,559,000
Juan Sumulong High School	42,425,000	1,417,000	43,842,000
Judge Feliciano Belmonte, Sr. High School	91,867,000	3,063,000	94,930,000
Judge Juan Luna High School	53,478,000	3,042,000	56,520,000
Justice Cecilia Muñoz-Palma High School	139,799,000	9,853,000	149,652,000
Krus na Ligas High School	43,695,000	2,547,000	46,242,000
Lagro High School (Main)	114,529,000	6,310,000	120,839,000
Maligaya High School	65,891,000	4,278,000	70,169,000
Manuel Roxas High School	36,354,000	2,189,000	38,543,000
Masambong High School	27,194,000	1,647,000	28,841,000
New Era High School	74,377,000	4,354,000	78,731,000
NOH School for the Crippled Children	28,936,000	570,000	29,506,000
North Fairview High School	100,164,000	6,091,000	106,255,000
Novaliches High School (Main)	112,671,000	7,122,000	119,793,000
Ponciano Bernardo High School	22,786,000	1,255,000	24,041,000
Pugad Lawin High School	25,798,000	1,776,000	27,574,000
Quezon City High School	74,805,000	3,944,000	78,749,000
Quezon City Science High School	42,797,000	4,087,000	46,884,000
Quirino High School	75,946,000	3,964,000	79,910,000
Ramon Magsaysay (Cubao) High School	121,100,000	5,449,000	126,549,000
San Bartolome High School	151,939,000	8,420,000	160,359,000
San Francisco High School (Don Mariano Marcos High School)	116,212,000	7,736,000	123,948,000
San Jose High School	20,421,000	1,231,000	21,652,000
Sauyo High School (Pasong Tamo High School)	85,504,000	4,987,000	90,491,000
Sergio Osmeña, Sr. High School (Main)	58,116,000	2,763,000	60,879,000
Sta. Lucia High School	75,946,000	4,595,000	80,541,000
Tandang Sora National High School	74,825,000	4,826,000	79,651,000

Division of San Juan City	72,354,000	4,055,000	76,409,000

Division Office - Proper	2,831,000	405,000	3,236,000
San Juan National High School	69,523,000	3,650,000	73,173,000

JANUARY 3, 2022	OFFICIAL GAZETTE	243
DEPARTMENT OF EDUCATION

Division of Taguig and Pateros	887,618,000	54,630,000	942,248,000

Division Office - Proper	205,318,000	18,402,000	223,720,000
Bagumbayan National High School	67,512,000	3,175,000	70,687,000
Gen. Ricardo G. Papa, Sr. Memorial High School, Main	69,150,000	2,792,000	71,942,000
Pateros National High School	70,087,000	3,264,000	73,351,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School	16,791,000	1,172,000	17,963,000
Signal Village National High School (Signal Village High School)	191,909,000	10,776,000	202,685,000
Taguig National High School	55,056,000	2,703,000	57,759,000
Tipas National High School	35,767,000	2,070,000	37,837,000
Upper Bicutan National High School	86,322,000	5,306,000	91,628,000
Western Bicutan National High School	89,706,000	4,970,000	94,676,000

Division of Valenzuela	947,547,000	52,138,000	999,685,000

Division Office - Proper	311,846,000	19,921,000	331,767,000
Bignay National High School	51,282,000	3,183,000	54,465,000
Caruhatan National High School	36,004,000	1,717,000	37,721,000
Dalandanan National High School	93,210,000	3,846,000	97,056,000
General T. De Leon National High School	86,218,000	4,768,000	90,986,000
Lawang Bato National High School	49,863,000	2,847,000	52,710,000
Malinta National High School	59,655,000	2,921,000	62,576,000
Mapulang Lupa High School	29,175,000	1,563,000	30,738,000
Maysan National High School	41,537,000	2,415,000	43,952,000
Parada National High School	26,281,000	1,520,000	27,801,000
Polo National High School	91,524,000	3,612,000	95,136,000
Valenzuela National High School (Main)	70,952,000	3,825,000	74,777,000

Region I - Ilocos	8,398,403,000	571,825,000	8,970,228,000

Division of Alaminos City	152,288,000	10,479,000	162,767,000

Division Office - Proper	33,563,000	2,822,000	36,385,000
Alaminos National High School	73,549,000	4,439,000	77,988,000
Alos National High School	16,254,000	1,115,000	17,369,000
San Vicente National High School	12,468,000	922,000	13,390,000
Telbang National High School	16,454,000	1,181,000	17,635,000

Division of Batac City	60,468,000	4,692,000	65,160,000

Division Office - Proper	13,188,000	1,376,000	14,564,000
Batac National High School and Baay Bungon National High School	14,073,000	1,000,000	15,073,000
City of Batac National High School Poblacion	33,207,000	2,316,000	35,523,000

Division of Candon City	100,223,000	6,490,000	106,713,000

Division Office - Proper	39,342,000	2,957,000	42,299,000
Candon National High School	60,881,000	3,533,000	64,414,000

Division of Dagupan City	261,391,000	16,703,000	278,094,000

Division Office - Proper	69,702,000	5,349,000	75,051,000
Bonuan Boquig National High School	44,045,000	2,657,000	46,702,000
Dagupan City National High School	114,697,000	6,770,000	121,467,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School	32,947,000	1,927,000	34,874,000

244	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Ilocos Norte	654,515,000	48,452,000	702,967,000

Division Office - Proper	171,255,000	17,630,000	188,885,000
Bacarra National Comprehensive High School	51,290,000	3,296,000	54,586,000
Bangui National High School	19,939,000	1,247,000	21,186,000
Burgos Agro-Industrial School	20,705,000	1,203,000	21,908,000
Cadaratan National High School	10,377,000	852,000	11,229,000
Caestebanan National High School	7,316,000	557,000	7,873,000
Caribquib National High School	7,304,000	499,000	7,803,000
Catagtaguen National High School	9,168,000	1,048,000	10,216,000
Davila National High School	10,650,000	809,000	11,459,000
Dingras National High School & Lt. Edgar Foz Memorial National High School	35,151,000	1,420,000	36,571,000
Dumalneg National High School	7,139,000	586,000	7,725,000
Ilocos Norte Agricultural College	38,611,000	1,921,000	40,532,000
Luzong National High School	13,696,000	1,003,000	14,699,000
Marcos National High School	20,185,000	1,409,000	21,594,000
Nagrebcan National High School	8,172,000	583,000	8,755,000
Nueva Era National High School	12,030,000	854,000	12,884,000
Pagsanahan National High School	7,708,000	609,000	8,317,000
Pagudpud National High School	17,427,000	1,031,000	18,458,000
Paoay National High School	18,129,000	1,376,000	19,505,000
Pasaleng National High School	8,940,000	686,000	9,626,000
Piddig National High School	16,307,000	1,223,000	17,530,000
Pinili National High School	19,079,000	1,412,000	20,491,000
San Nicolas National High School	41,374,000	2,453,000	43,827,000
Sarrat National High School	33,594,000	1,651,000	35,245,000
Solsona National High School	22,651,000	1,485,000	24,136,000
Sta. Rosa National High School	15,560,000	1,029,000	16,589,000
Wilbur C. Go National High School	10,758,000	580,000	11,338,000

Division of Ilocos Sur	740,797,000	53,128,000	793,925,000

Division Office - Proper	341,655,000	30,067,000	371,722,000
Burgos National High School	18,170,000	1,092,000	19,262,000
Cabugao National High School	20,784,000	1,361,000	22,145,000
Cervantes National High School	19,928,000	1,295,000	21,223,000
Lussoc National High School	25,949,000	1,421,000	27,370,000
Magsingal National High School	17,171,000	1,097,000	18,268,000
Naglaoa-an National High School	16,710,000	866,000	17,576,000
Narvacan National Central High School	61,784,000	3,474,000	65,258,000
San Juan National High School	35,022,000	1,854,000	36,876,000
Sinait National High School	56,697,000	3,180,000	59,877,000
Sta. Maria National High School	35,939,000	2,193,000	38,132,000
Suyo National High School	16,745,000	978,000	17,723,000
Tagudin National High School	52,048,000	2,884,000	54,932,000
Teodoro Hernaez National High School	22,195,000	1,366,000	23,561,000

Division of La Union	1,058,942,000	74,258,000	1,133,200,000

Division Office - Proper	449,476,000	39,635,000	489,111,000
Aringay National High School	41,381,000	2,328,000	43,709,000
Bacnotan National High School	54,323,000	2,801,000	57,124,000
Castor Z. Concepcion Memorial National High School	30,629,000	2,154,000	32,783,000
Damortis National High School	22,515,000	1,206,000	23,721,000
Don E. De Guzman Memorial National High School	60,263,000	3,419,000	63,682,000
Don Eufemio F. Eriguel Memorial National High School	48,823,000	2,321,000	51,144,000

JANUARY 3, 2022	OFFICIAL GAZETTE	245
DEPARTMENT OF EDUCATION

Doña Francisca Lacsamana Viuda de Ortega Memorial National High School	47,912,000	2,072,000	49,984,000
Luna National High School	39,954,000	1,788,000	41,742,000
Naguilian National High School	52,308,000	2,876,000	55,184,000
President Elpidio Quirino National High School	36,930,000	1,892,000	38,822,000
Regional Science High School, La Union	12,560,000	2,508,000	15,068,000
Rosario Integrated School	49,601,000	3,009,000	52,610,000
San Gabriel Vocational High School	16,630,000	1,082,000	17,712,000
San Juan National High School	24,247,000	1,274,000	25,521,000
Sto. Rosario National High School	19,398,000	1,085,000	20,483,000
Sto. Tomas National High School	27,142,000	1,476,000	28,618,000
Tubao National High School	24,850,000	1,332,000	26,182,000

Division of Laoag City	197,896,000	12,605,000	210,501,000

Division Office - Proper	9,360,000	1,760,000	11,120,000
Gabu National High School	14,898,000	1,021,000	15,919,000
Ilocos Norte College of Arts and Trades	70,631,000	4,160,000	74,791,000
Ilocos Norte National High School	85,181,000	4,816,000	89,997,000
Ilocos Norte Regional School of Fisheries	17,826,000	848,000	18,674,000

Division of Pangasinan I	2,291,136,000	157,217,000	2,448,353,000

Division Office - Proper	920,498,000	72,740,000	993,238,000
Agno National High School	34,858,000	1,788,000	36,646,000
Anda National High School	19,606,000	1,006,000	20,612,000
Balingasay National High School	13,340,000	952,000	14,292,000
Bangan Oda National High School	10,108,000	737,000	10,845,000
Bani National High School (San Jose)	18,611,000	1,157,000	19,768,000
Basista National High School	45,914,000	2,709,000	48,623,000
Bayambang National High School (Bayambang)	114,452,000	6,025,000	120,477,000
Binabalian National High School	17,717,000	1,121,000	18,838,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)	36,953,000	2,031,000	38,984,000
Bolinao School of Fisheries	21,525,000	1,105,000	22,630,000
Bued National High School	26,544,000	1,441,000	27,985,000
Burgos National High School	25,877,000	1,538,000	27,415,000
Calasiao Comprehensive National High School	91,752,000	8,257,000	100,009,000
Camaley National High School	17,499,000	1,064,000	18,563,000
Dacap Norte National High School	22,228,000	1,383,000	23,611,000
Daniel Maramba National High School	68,075,000	4,174,000	72,249,000
Dulag National High School	22,753,000	1,179,000	23,932,000
Dumpay National High School	18,495,000	1,037,000	19,532,000
Eguia National High School	17,691,000	996,000	18,687,000
Enrico T. Prado National High School	24,637,000	1,282,000	25,919,000
Estanza National High School	17,683,000	1,076,000	18,759,000
Irene Rayos Ombac National High School	27,849,000	1,617,000	29,466,000
Labrador National High School	36,958,000	2,125,000	39,083,000
Lasip National High School	20,738,000	1,346,000	22,084,000
Macarang National High School	23,602,000	1,628,000	25,230,000
Malasiqui National High School	68,301,000	4,194,000	72,495,000
Mangatarem National High School	68,431,000	4,511,000	72,942,000
Mapandan National High School	45,430,000	2,951,000	48,381,000
Olea National High School	17,420,000	1,063,000	18,483,000
Pangasinan National High School	117,007,000	6,634,000	123,641,000
Pangasinan School of Arts and Trades	48,862,000	3,640,000	52,502,000
Parayao National High School	21,141,000	1,430,000	22,571,000
Payas National High School	14,478,000	967,000	15,445,000
Pilar National High School	15,654,000	1,037,000	16,691,000
Polong National High School	43,246,000	2,458,000	45,704,000

246	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Salomague National High School	17,310,000	1,012,000	18,322,000
Sual National High School	45,648,000	2,602,000	48,250,000
Tococ National High School	16,423,000	1,106,000	17,529,000
Urbiztondo National High School	22,091,000	1,237,000	23,328,000
Zaragoza National High School	13,731,000	861,000	14,592,000

Division of Pangasinan II	1,957,590,000	126,773,000	2,084,363,000

Division Office - Proper	642,309,000	51,723,000	694,032,000
Amamperez Agro-Industrial High School	10,042,000	718,000	10,760,000
Angela Valdez Ramos National High School	26,771,000	1,444,000	28,215,000
Antonio P. Villar National High School	20,429,000	1,229,000	21,658,000
Arboleda National High School	14,718,000	956,000	15,674,000
Artacho National High School	15,068,000	775,000	15,843,000
Balungao National High School	22,094,000	1,503,000	23,597,000
Bautista National High School	43,357,000	2,614,000	45,971,000
Benigno V. Aldana National High School	71,196,000	3,817,000	75,013,000
Bobonan National High School	11,553,000	760,000	12,313,000
Cabilaoan Agro-Industrial High School	13,281,000	868,000	14,149,000
Cipriano Primicias Memorial National High School	29,798,000	1,791,000	31,589,000
David National High School	13,182,000	807,000	13,989,000
Don Ramon E. Costales Memorial National High School	67,796,000	3,757,000	71,553,000
Eastern Pangasinan Agricultural College	38,661,000	1,976,000	40,637,000
Guiling-Coliling National High School	16,890,000	951,000	17,841,000
Juan G. Macaraeg National High School	72,099,000	4,070,000	76,169,000
Laoac National High School	24,637,000	1,518,000	26,155,000
Lobong National High School	20,380,000	1,297,000	21,677,000
Luciano Millan National High School	41,769,000	2,401,000	44,170,000
Mabilao National High School	17,663,000	1,222,000	18,885,000
Manaoag National High School	82,894,000	4,798,000	87,692,000
Mangaldan National High School	132,667,000	7,475,000	140,142,000
Mataas na Paaralang Juan C. Laya	51,166,000	2,484,000	53,650,000
Natividad National High School	15,157,000	895,000	16,052,000
Pindangan National High School, Alcala	16,785,000	762,000	17,547,000
Rosales National High School	88,819,000	4,645,000	93,464,000
San Fabian National High School	71,715,000	3,940,000	75,655,000
San Jacinto National High School	54,906,000	3,177,000	58,083,000
San Nicolas East National High School	18,998,000	1,177,000	20,175,000
San Quintin National High School	34,797,000	2,164,000	36,961,000
Tayug National High School	77,544,000	4,310,000	81,854,000
Toboy National High School	14,060,000	851,000	14,911,000
Umingan Central National High School	64,389,000	3,898,000	68,287,000

Division of San Carlos City	328,631,000	21,861,000	350,492,000

Division Office - Proper	144,298,000	11,200,000	155,498,000
Abanon National High School	28,239,000	1,509,000	29,748,000
Pangalangan National High School	19,934,000	1,250,000	21,184,000
Speaker Eugenio Perez National Agricultural High School	85,547,000	4,777,000	90,324,000
Tandoc National High School	24,804,000	1,435,000	26,239,000
Turac National High School	25,809,000	1,690,000	27,499,000

Division of San Fernando City	153,621,000	10,800,000	164,421,000

Division Office - Proper	46,884,000	6,029,000	52,913,000
La Union National High School	106,737,000	4,771,000	111,508,000

JANUARY 3, 2022	OFFICIAL GAZETTE	247
DEPARTMENT OF EDUCATION

Division of Urdaneta City	290,138,000	19,278,000	309,416,000

Division Office - Proper	142,046,000	10,573,000	152,619,000
Badipa National High School	19,421,000	1,280,000	20,701,000
Lananpin National High School	17,166,000	1,279,000	18,445,000
Palina East National High School	19,385,000	1,006,000	20,391,000
Urdaneta National High School	92,120,000	5,140,000	97,260,000

Division of Vigan City	150,767,000	9,089,000	159,856,000

Division Office - Proper	20,638,000	1,530,000	22,168,000
Ilocos Sur National High School	130,129,000	7,559,000	137,688,000

Cordillera Administrative Region (CAR)	2,785,430,000	203,763,000	2,989,193,000

Division of Abra	354,710,000	26,469,000	381,179,000

Division Office - Proper	226,154,000	20,453,000	246,607,000
Abra High School	51,677,000	2,581,000	54,258,000
Cristina B. Gonzales Memorial High School	26,832,000	1,157,000	27,989,000
Mataragan National Agricultural High School	8,976,000	447,000	9,423,000
Northern Abra National High School	22,719,000	1,041,000	23,760,000
Pilar Rural High School	18,352,000	790,000	19,142,000

Division of Apayao	213,462,000	19,892,000	233,354,000

Division Office - Proper	167,498,000	17,175,000	184,673,000
Apayao National Industrial and Agricultural High School	16,804,000	762,000	17,566,000
Conner Central National High School	12,054,000	879,000	12,933,000
Flora National High School	17,106,000	1,076,000	18,182,000

Division of Baguio City	481,557,000	30,055,000	511,612,000

Division Office - Proper	108,450,000	11,641,000	120,091,000
Baguio City National High School	177,727,000	8,667,000	186,394,000
Guisad Valley National High School	27,033,000	1,593,000	28,626,000
Irisan National High School	32,670,000	1,652,000	34,322,000
Magsaysay National High School	29,832,000	1,537,000	31,369,000
Mil-an National High School	21,811,000	1,626,000	23,437,000
Pines City National High School	68,984,000	2,393,000	71,377,000
Roxas National High School	15,050,000	946,000	15,996,000

Division of Benguet	576,299,000	43,919,000	620,218,000

Division Office - Proper	240,072,000	26,946,000	267,018,000
Alejo M. Pacalso Memorial National High School	20,602,000	1,214,000	21,816,000
Atok National High School	18,330,000	671,000	19,001,000
Benguet National High School	65,620,000	3,641,000	69,261,000
Bokod National High School	14,063,000	921,000	14,984,000
Buguias National High School	9,133,000	594,000	9,727,000
Governor Bado Dangwa Agro-Industrial School	32,473,000	1,238,000	33,711,000
Kamora National High School	14,672,000	767,000	15,439,000
Kibungan National High School	12,615,000	651,000	13,266,000
La Trinidad National High School	15,980,000	1,039,000	17,019,000
Lepanto National High School	24,673,000	1,165,000	25,838,000
Loo National High School	23,856,000	1,422,000	25,278,000

248	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Mankayan National High School	21,727,000	1,009,000	22,736,000
Tuba National High School, Nangalisan	19,298,000	893,000	20,191,000
Tublay School of Home Industries	43,185,000	1,748,000	44,933,000

Division of Ifugao	290,912,000	22,185,000	313,097,000

Division Office - Proper	194,296,000	16,866,000	211,162,000
Banaue National High School	13,706,000	613,000	14,319,000
Hingyon National High School	10,367,000	509,000	10,876,000
Lawig National High School	18,238,000	927,000	19,165,000
Mayoyao National High School	9,719,000	503,000	10,222,000
Namillangan National High School	13,441,000	759,000	14,200,000
Sta. Maria National High School	31,145,000	2,008,000	33,153,000

Division of Kalinga	226,833,000	16,405,000	243,238,000

Division Office - Proper	154,630,000	13,233,000	167,863,000
Balbalan Agricultural and Industrial School	16,144,000	754,000	16,898,000
Pinukpuk Vocational School	23,792,000	960,000	24,752,000
Rizal National School of Arts and Trades	18,079,000	946,000	19,025,000
Tanudan Vocational School	14,188,000	512,000	14,700,000

Division of Mt. Province	423,178,000	30,543,000	453,721,000

Division Office - Proper	270,854,000	22,611,000	293,465,000
Antadao National High School	6,875,000	425,000	7,300,000
Bacarri National Trade-Agricultural School	10,765,000	486,000	11,251,000
Eastern Bontoc National Agricultural Vocational High School	13,506,000	425,000	13,931,000
Guinzadan National High School	13,910,000	745,000	14,655,000
Mt. Province General Comprehensive High School	37,878,000	1,621,000	39,499,000
Natonin National High School	8,785,000	534,000	9,319,000
Panabungen School of Arts, Trades and Home Industries	6,337,000	432,000	6,769,000
Paracelis National High School	12,144,000	917,000	13,061,000
Paracelis Technical and Vocational High School	21,796,000	1,457,000	23,253,000
Tadian School of Arts and Trades	20,328,000	890,000	21,218,000

Division of Tabuk City	218,479,000	14,295,000	232,774,000

Division Office - Proper	87,756,000	7,882,000	95,638,000
Kalinga National High School	43,080,000	1,687,000	44,767,000
Tabuk National High School	75,283,000	4,054,000	79,337,000
Tuga National High School	12,360,000	672,000	13,032,000

Region II - Cagayan Valley	5,584,696,000	401,613,000	5,986,309,000

Division of Batanes	97,700,000	4,769,000	102,469,000

Division Office - Proper	31,561,000	2,196,000	33,757,000
Batanes National Science High School (Batanes National High School)	29,147,000	1,284,000	30,431,000
Itbayat National Agricultural High School	18,428,000	659,000	19,087,000
Sabtang National School of Fisheries	18,564,000	630,000	19,194,000
Division of Cagayan	1,638,823,000	112,149,000	1,750,972,000

Division Office - Proper	1,020,239,000	78,596,000	1,098,835,000
Abulug National Rural and Vocational High School	20,249,000	989,000	21,238,000

JANUARY 3, 2022	OFFICIAL GAZETTE	249
DEPARTMENT OF EDUCATION

Abulug School of Fisheries	16,748,000	844,000	17,592,000
Alcala Rural School	15,672,000	580,000	16,252,000
Allacapan Vocational High School	37,663,000	2,105,000	39,768,000
Amulung National High School	26,022,000	1,548,000	27,570,000
Aparri School of Arts and Trades	26,998,000	2,057,000	29,055,000
Baggao National Agricultural School	31,705,000	1,397,000	33,102,000
Bukig National Agricultural and Technical School	25,877,000	1,252,000	27,129,000
Camalaniugan High School	44,253,000	2,529,000	46,782,000
Claveria Rural and Vocational School	15,318,000	812,000	16,130,000
Claveria School of Arts and Trades	35,454,000	1,810,000	37,264,000
Enrile Vocational High School	39,332,000	1,870,000	41,202,000
Gattaran National Trade School	30,840,000	1,923,000	32,763,000
Itawes National Agriculture and Technological School	29,391,000	1,148,000	30,539,000
Pamplona National School of Fisheries	16,782,000	880,000	17,662,000
Peñablanca National High School	31,918,000	2,187,000	34,105,000
Sanchez Mira School of Arts and Trades	29,919,000	1,754,000	31,673,000
Solana Fresh Water and Fisheries School	27,038,000	1,275,000	28,313,000
Sta. Ana Fishery National High School	26,989,000	1,965,000	28,954,000
Tuao Vocational and Technical School	25,293,000	1,144,000	26,437,000
Vicente D. Trinidad National High School	28,275,000	1,526,000	29,801,000
Western Cagayan School of Arts and Trades	36,848,000	1,958,000	38,806,000

Division of Cauayan City	199,140,000	15,352,000	214,492,000

Division Office - Proper	90,936,000	8,931,000	99,867,000
Cauayan City National High School	95,253,000	5,538,000	100,791,000
Villaluna National High School (Isabela National High School - Villaluna Annex)	12,951,000	883,000	13,834,000

Division of Ilagan City	262,517,000	19,462,000	281,979,000

Division Office - Proper	91,062,000	8,959,000	100,021,000
Ilagan West National High School	15,886,000	1,093,000	16,979,000
Isabela National High School	93,145,000	4,972,000	98,117,000
Isabela School of Arts and Trades	48,032,000	3,143,000	51,175,000
San Antonio Agricultural High School	14,392,000	1,295,000	15,687,000

Division of Isabela	1,913,354,000	142,650,000	2,056,004,000

Division Office - Proper	738,189,000	72,847,000	811,036,000
Addalam Region High School	8,300,000	488,000	8,788,000
Alfreda Albano National High School	24,192,000	1,391,000	25,583,000
Alicia National High School, Paddad	38,695,000	1,961,000	40,656,000
Angadanan High School	15,964,000	1,078,000	17,042,000
Benito Soliven National High School	23,389,000	1,539,000	24,928,000
Burgos National High School	15,627,000	1,060,000	16,687,000
Cabatuan National High School - Main	30,817,000	1,325,000	32,142,000
Cagasat High School	20,949,000	929,000	21,878,000
Calanigan National High School	14,526,000	1,001,000	15,527,000
Callang National High School - Main	24,341,000	1,510,000	25,851,000
Delfin Albano High School (Main)	54,022,000	2,997,000	57,019,000
Dibuluan National High School	16,057,000	824,000	16,881,000
Don Mariano Marcos National High School	23,898,000	1,369,000	25,267,000
Doña Aurora National High School - Main	61,336,000	3,413,000	64,749,000
Gamu Rural School	39,645,000	1,684,000	41,329,000
Isabela School of Fisheries	20,853,000	865,000	21,718,000
Jones Rural School	40,511,000	2,041,000	42,552,000
Lalauanan High School	18,099,000	1,157,000	19,256,000
Luna National High School	22,054,000	1,406,000	23,460,000

250	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Mabini National High School	14,083,000	1,093,000	15,176,000
Muñoz National High School - Main	21,255,000	1,307,000	22,562,000
Naguilian National High School	24,306,000	1,670,000	25,976,000
Palanan National High School	14,751,000	1,044,000	15,795,000
Quezon National High School - Main	21,851,000	1,426,000	23,277,000
Quirino National High School - Main	19,918,000	1,428,000	21,346,000
Ramon National High School	23,820,000	1,324,000	25,144,000
Raniag High School	32,858,000	2,002,000	34,860,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)	14,477,000	2,768,000	17,245,000
Reina Mercedes Vocational and Industrial School	44,966,000	2,405,000	47,371,000
Rizal Region National High School, Alicia, Isabela	14,923,000	1,017,000	15,940,000
Roxas National High School	50,113,000	3,011,000	53,124,000
Salinungan National High School	26,676,000	1,914,000	28,590,000
San Agustin National High School	13,252,000	663,000	13,915,000
San Antonio National High School, Delfin Albano	17,385,000	1,266,000	18,651,000
San Isidro National High School	27,334,000	1,541,000	28,875,000
San Jose National High School	16,424,000	1,107,000	17,531,000
San Mariano National High School - Main	44,990,000	1,757,000	46,747,000
San Mateo Vocational and Industrial School	33,460,000	1,926,000	35,386,000
San Pablo National High School	20,590,000	1,113,000	21,703,000
Sandiat National High School	17,554,000	993,000	18,547,000
Santa Maria National High School - Main	25,734,000	1,740,000	27,474,000
St. Paul Vocational and Industrial High School	23,624,000	1,258,000	24,882,000
Sto. Tomas National High School	36,805,000	1,757,000	38,562,000
Tumauini National High School	37,724,000	2,657,000	40,381,000
Ugad High School	23,017,000	1,578,000	24,595,000

Division of Nueva Vizcaya	685,770,000	46,847,000	732,617,000

Division Office - Proper	227,694,000	19,474,000	247,168,000
Alfonso Castañeda National High School	14,110,000	793,000	14,903,000
Aritao National High School	38,615,000	2,647,000	41,262,000
Bagabag National High School	31,896,000	1,985,000	33,881,000
Bambang National High School	54,792,000	3,435,000	58,227,000
Bintawan National High School	28,963,000	1,613,000	30,576,000
Bonfal National High School	14,776,000	1,107,000	15,883,000
Diadi National High School	27,520,000	1,744,000	29,264,000
Dupax del Sur National High School	16,423,000	910,000	17,333,000
Kasibu National Agricultural School	20,634,000	1,339,000	21,973,000
Lamo National High School	24,695,000	1,202,000	25,897,000
Nansiakan National High School	12,155,000	596,000	12,751,000
Nueva Vizcaya General Comprehensive High School	68,319,000	3,891,000	72,210,000
Quezon National High School	25,564,000	1,297,000	26,861,000
Salinas National High School	8,899,000	590,000	9,489,000
Solano High School	56,861,000	3,406,000	60,267,000
Uddiawan National High School	13,854,000	818,000	14,672,000

Division of Quirino	375,852,000	30,553,000	406,405,000

Division Office - Proper	175,695,000	18,361,000	194,056,000
Cabarroguis National School of Arts and Trades	24,928,000	1,772,000	26,700,000
Diffun National High School	43,098,000	2,639,000	45,737,000
Maddela Comprehensive High School	37,964,000	2,378,000	40,342,000
Pinaripad National High School	19,234,000	1,118,000	20,352,000

JANUARY 3, 2022	OFFICIAL GAZETTE	251
DEPARTMENT OF EDUCATION

Quirino General High School, Main Campus	33,489,000	1,738,000	35,227,000
Saguday National High School	26,894,000	1,626,000	28,520,000
Victoria High School (Aglipay National High School - Victoria Annex)	14,550,000	921,000	15,471,000

Division of Santiago City	166,725,000	13,649,000	180,374,000

Division Office - Proper	24,757,000	5,154,000	29,911,000
Cabulay High School	15,892,000	952,000	16,844,000
Divisoria High School	25,240,000	1,645,000	26,885,000
Rizal National High School	29,898,000	1,583,000	31,481,000
Santiago City National High School	70,938,000	4,315,000	75,253,000

Division of Tuguegarao City	244,815,000	16,182,000	260,997,000

Division Office - Proper	39,324,000	4,237,000	43,561,000
Cagayan National High School	163,107,000	9,312,000	172,419,000
Gosi National High School	16,359,000	1,064,000	17,423,000
Linao National High School	26,025,000	1,569,000	27,594,000

Region III - Central Luzon	15,238,539,000	1,062,280,000	16,300,819,000

Division of Angeles City	536,806,000	37,080,000	573,886,000

Division Office - Proper	127,059,000	12,467,000	139,526,000
Angeles City National High School	98,340,000	6,409,000	104,749,000
Angeles City National Trade School	92,411,000	5,697,000	98,108,000
Angeles City Science High School	15,483,000	1,076,000	16,559,000
Bonifacio V. Romero Memorial High School	29,901,000	2,049,000	31,950,000
Francisco G. Nepomoceno Memorial High School	104,677,000	6,001,000	110,678,000
Rafael L. Lazatin Memorial High School	68,935,000	3,381,000	72,316,000

Division of Aurora	465,559,000	30,599,000	496,158,000

Division Office - Proper	210,594,000	15,815,000	226,409,000
Aurora National High School	20,225,000	994,000	21,219,000
Baler National High School	32,160,000	2,081,000	34,241,000
Casiguran National High School	21,016,000	1,244,000	22,260,000
Dilasag National High School	16,577,000	922,000	17,499,000
Dingalan National High School	18,843,000	1,367,000	20,210,000
Ditumabo National High School	17,049,000	996,000	18,045,000
E.C. Ronquillo Memorial High School (Quirino National High School)	21,488,000	941,000	22,429,000
Ibona National High School	18,282,000	930,000	19,212,000
J.C. Angara Memorial National High School (Dinalungan National High School)	16,309,000	1,105,000	17,414,000
Lual National High School	25,549,000	1,483,000	27,032,000
Ma. Aurora National High School	23,372,000	1,262,000	24,634,000
Mucdol National High School	24,095,000	1,459,000	25,554,000

Division of Balanga City	163,600,000	10,573,000	174,173,000

Division Office - Proper	403,000	280,000	683,000
Bataan National High School	119,178,000	7,339,000	126,517,000
City of Balanga National High School	44,019,000	2,954,000	46,973,000

252	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Bataan	952,058,000	66,192,000	1,018,250,000

Division Office - Proper	186,538,000	20,462,000	207,000,000
B. Camacho National High School	45,918,000	2,751,000	48,669,000
Balsik National High School	29,496,000	1,844,000	31,340,000
Bataan School of Fisheries	42,614,000	2,238,000	44,852,000
E.C. Bernabe National High School - Bagac National High School, Poblacion	27,596,000	1,763,000	29,359,000
Hermosa National High School	36,881,000	2,369,000	39,250,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)	30,901,000	1,849,000	32,750,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)	33,511,000	2,211,000	35,722,000
Lamao National High School	32,970,000	1,958,000	34,928,000
Limay National High School	67,862,000	3,906,000	71,768,000
Luakan National High School	44,841,000	2,497,000	47,338,000
Magsaysay Integrated School	24,759,000	1,699,000	26,458,000
Mariveles National High School, Cabcaben	51,624,000	3,052,000	54,676,000
Mariveles National High School, Poblacion	92,709,000	5,314,000	98,023,000
Morong National High School	35,823,000	2,187,000	38,010,000
Orani National High School (resettlement school)	56,613,000	3,411,000	60,024,000
Pablo Roman National High School	48,839,000	3,137,000	51,976,000
Pagalanggang High School	34,557,000	1,884,000	36,441,000
Samal National High School	28,006,000	1,660,000	29,666,000

Division of Bulacan	2,724,832,000	184,685,000	2,909,517,000

Division Office - Proper	166,482,000	20,877,000	187,359,000
Alexis G. Santos National High School	36,798,000	2,631,000	39,429,000
Angat National High School	10,560,000	819,000	11,379,000
Bajet-Castillo High School	47,574,000	3,131,000	50,705,000
Balagtas National Agricultural High School	62,538,000	3,291,000	65,829,000
Bambang National High School - (Iluminada Mendoza- Roxas)	14,910,000	1,184,000	16,094,000
Binagbag High School - Diosdado Macapagal High School	23,959,000	1,838,000	25,797,000
Binagbag National High School	12,791,000	970,000	13,761,000
Binagbag National High School Annex (DRT)	16,253,000	1,106,000	17,359,000
Bintog National High School (Jose J. Mariano Memorial High School)	18,796,000	1,248,000	20,044,000
Bunsuran National High School	52,926,000	3,684,000	56,610,000
Bunsuran National High School Annex (Masagana High School)	15,439,000	1,373,000	16,812,000
Calawitan National High School	12,393,000	999,000	13,392,000
Calawitan National High School Annex (Akle High School)	11,234,000	1,071,000	12,305,000
Calumpit National High School	55,757,000	3,409,000	59,166,000
Cambaog National High School	15,621,000	1,041,000	16,662,000
Carlos F. Gonzales High School (Maguinao Cruz Na Daan NHS)	68,779,000	4,190,000	72,969,000
Catmon National High School	31,841,000	1,949,000	33,790,000
Dampol 1st National High School	21,396,000	1,487,000	22,883,000
Dampol 2nd National High School	30,803,000	2,027,000	32,830,000
Dampol 2nd National High School Annex (Sta. Lucia)	30,949,000	1,779,000	32,728,000
Dampol 2nd National High School Annex (Sta. Peregrina)	28,042,000	2,043,000	30,085,000
Doña Candelaria Duque Meneses High School	24,774,000	1,447,000	26,221,000
Dr. Felipe de Jesus High School	40,931,000	2,378,000	43,309,000

JANUARY 3, 2022	OFFICIAL GAZETTE	253
DEPARTMENT OF EDUCATION

Engr. Virgilio V. Dionisio Memorial School	20,272,000	1,744,000	22,016,000
F. F. Halili National Agricultural School	61,809,000	2,860,000	64,669,000
F. G. Bernardino Memorial Trade School	138,423,000	8,464,000	146,887,000
FVR National High School - Tigbe	29,686,000	1,876,000	31,562,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	40,883,000	2,321,000	43,204,000
Frances High School	24,826,000	1,570,000	26,396,000
Guiguinto National Vocational High School	98,646,000	5,119,000	103,765,000
Iba National High School	31,515,000	2,049,000	33,564,000
Jaime J. Vistan High School	12,924,000	1,019,000	13,943,000
John J. Russel Memorial High School (Sibul National High School)	32,319,000	2,293,000	34,612,000
Lolomboy National High School	48,146,000	2,391,000	50,537,000
Mariano Ponce National High School	73,009,000	4,421,000	77,430,000
Maronquillo National High School	14,132,000	1,063,000	15,195,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	58,289,000	3,466,000	61,755,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	59,801,000	3,440,000	63,241,000
Minuyan National High School	37,357,000	2,748,000	40,105,000
North Hills Village High School	26,966,000	1,797,000	28,763,000
Norzagaray National High School	51,575,000	3,189,000	54,764,000
Norzagaray National High School - FVR High School (Julian B. Simbillo High School)	13,067,000	1,131,000	14,198,000
Obando National High School	43,191,000	2,737,000	45,928,000
Obando School of Fisheries	11,975,000	580,000	12,555,000
Parada National High School	60,039,000	4,221,000	64,260,000
Partida High School	16,819,000	1,303,000	18,122,000
Prenza National High School	95,774,000	6,304,000	102,078,000
Pulong Buhangin National High School	80,888,000	5,381,000	86,269,000
Salapungan National High School	13,357,000	1,061,000	14,418,000
San Francisco Xavier High School	21,481,000	1,564,000	23,045,000
San Ildefonso National High School	58,808,000	3,699,000	62,507,000
San Marcos National High School Annex (Caniogan High School)	14,023,000	1,038,000	15,061,000
San Miguel National High School	130,637,000	8,154,000	138,791,000
San Rafael National Trade School	32,537,000	2,048,000	34,585,000
San Roque National High School (Kapitangan National High School Annex - San Roque)	33,353,000	1,455,000	34,808,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	42,207,000	3,009,000	45,216,000
Sta. Monica National High School	39,342,000	2,329,000	41,671,000
Sto. Niño High School	18,450,000	1,577,000	20,027,000
Sullivan National High School	22,094,000	1,569,000	23,663,000
Taal High School	50,029,000	3,133,000	53,162,000
Taliptip National High School	23,815,000	1,258,000	25,073,000
Tiaong National High School	13,853,000	1,054,000	14,907,000
Tibagan National High School	23,000,000	1,669,000	24,669,000
Vedasto R. Santiago High School	46,474,000	3,027,000	49,501,000
Virgen De La Flores High School	29,548,000	2,140,000	31,688,000
Virginia Ramirez Cruz National High School	77,947,000	5,442,000	83,389,000

Division of Cabanatuan City	261,882,000	23,628,000	285,510,000

Division Office - Proper	28,591,000	8,303,000	36,894,000
Camp Tinio National High School	39,204,000	2,719,000	41,923,000
Cesar E. Vergara Memorial High School	16,043,000	1,231,000	17,274,000
Eastern Cabu National High School	22,176,000	1,730,000	23,906,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)	25,208,000	1,582,000	26,790,000

254	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Marciano del Rosario National High School	42,075,000	2,537,000	44,612,000
Mayapyap National High School	36,169,000	2,339,000	38,508,000
San Josef National High School	52,416,000	3,187,000	55,603,000

Division of Gapan City	213,941,000	14,397,000	228,338,000

Division Office - Proper	20,075,000	2,977,000	23,052,000
Cristina David Pascual National High School	14,264,000	916,000	15,180,000
Juan R. Liwag Memorial National High School	103,795,000	5,930,000	109,725,000
San Nicolas High School	22,051,000	1,264,000	23,315,000
San Roque National High School	28,959,000	1,790,000	30,749,000
Sta. Cruz National High School	24,797,000	1,520,000	26,317,000

Division of Mabalacat City	361,440,000	24,438,000	385,878,000

Division Office - Proper	101,476,000	7,731,000	109,207,000
Camachiles National High School (Sapang Biabas High School - resettlement school)	51,777,000	3,436,000	55,213,000
Dolores National High School, Magalang (Madapdap Resettlement High School)	38,620,000	2,788,000	41,408,000
Dona Asuncion Lee Integrated School	51,321,000	3,576,000	54,897,000
Mabalacat Community High School	31,020,000	1,763,000	32,783,000
Mabalacat National High School	42,635,000	2,537,000	45,172,000
Mauaque High School (resettlement school)	44,591,000	2,607,000	47,198,000

Division of Malolos City	350,775,000	22,832,000	373,607,000

Division Office - Proper	139,659,000	11,074,000	150,733,000
Bulihan National High School	19,013,000	1,267,000	20,280,000
Malolos Marine Fishery School and Laboratory	33,399,000	2,013,000	35,412,000
Marcelo H. Del Pilar National High School	158,704,000	8,478,000	167,182,000

Division of Meycauayan City	143,211,000	11,189,000	154,400,000

Division Office - Proper	61,567,000	6,208,000	67,775,000
Meycauayan National High School	81,644,000	4,981,000	86,625,000

Division of Muñoz Science City	150,784,000	9,628,000	160,412,000

Division Office - Proper	29,673,000	2,560,000	32,233,000
Muñoz National High School	95,808,000	5,376,000	101,184,000
Muñoz National High School Annex	25,303,000	1,692,000	26,995,000

Division of Nueva Ecija	2,185,027,000	151,317,000	2,336,344,000

Division Office - Proper	392,408,000	42,789,000	435,197,000
Agbanawag National High School	11,976,000	879,000	12,855,000
Aliaga National High School	47,913,000	3,014,000	50,927,000
Bartolome Sangalang National High School	57,756,000	3,883,000	61,639,000
Bicos National High School	12,274,000	822,000	13,096,000
Bongabon National High School	94,488,000	5,263,000	99,751,000
Cabiao National High School	92,328,000	5,317,000	97,645,000
Cabucbucan National High School	13,510,000	902,000	14,412,000
Calaba National High School	19,367,000	1,283,000	20,650,000
Canaan East National High School	14,439,000	1,026,000	15,465,000
Carmen National High School	16,609,000	1,167,000	17,776,000
Carranglan National High School	21,490,000	1,392,000	22,882,000
Cuyapo National High School	40,299,000	2,411,000	42,710,000
Digdig High School	14,602,000	1,079,000	15,681,000
Doña Juana Chioco National High School	44,993,000	2,952,000	47,945,000

JANUARY 3, 2022	OFFICIAL GAZETTE	255
DEPARTMENT OF EDUCATION

Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)	16,099,000	1,142,000	17,241,000
Dr. Ramon de Santos National High School	38,747,000	2,305,000	41,052,000
Eduardo Joson Memorial High School	36,096,000	2,204,000	38,300,000
Exequiel R. Lina National High School	24,609,000	1,612,000	26,221,000
Gabaldon Vocational Agriculture High School	28,119,000	1,704,000	29,823,000
Galvan High School	15,204,000	1,304,000	16,508,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)	23,938,000	1,659,000	25,597,000
General Luna National High School	12,347,000	929,000	13,276,000
General Tinio National High School	54,552,000	2,725,000	57,277,000
Hilario E. Hermosa Memorial High School	18,020,000	1,230,000	19,250,000
Jorge M. Padilla National High School	13,118,000	983,000	14,101,000
Julia Ortiz Luis National High School	44,634,000	2,607,000	47,241,000
Lino Bernardo High School (Bago National High School)	15,894,000	954,000	16,848,000
Macabaclay National High School	14,772,000	1,125,000	15,897,000
Magpapalayok National High School	12,161,000	985,000	13,146,000
Maligaya National High School	20,189,000	1,120,000	21,309,000
Mallorca National High School	24,973,000	1,265,000	26,238,000
Nueva Ecija National High School	126,415,000	6,020,000	132,435,000
Palayan City National High School	52,204,000	3,361,000	55,565,000
Pantabangan National High School	22,571,000	1,393,000	23,964,000
Peñaranda National High School	43,136,000	2,273,000	45,409,000
Putlod - San Jose National High School	25,469,000	1,575,000	27,044,000
Putlod - San Jose National High School Annex	25,567,000	1,555,000	27,122,000
Restituto B. Peria High School (Bibiclat National High School)	15,087,000	804,000	15,891,000
Ricardo Dizon Canlas Agricultural School	12,874,000	1,014,000	13,888,000
Rio-Chico National High School	13,296,000	909,000	14,205,000
Rizal National High School	39,285,000	2,496,000	41,781,000
San Anton National High School	18,749,000	936,000	19,685,000
San Francisco National High School	25,308,000	1,542,000	26,850,000
San Mariano National High School (San Francisco High School Annex)	22,557,000	993,000	23,550,000
San Ricardo National High School	38,652,000	2,099,000	40,751,000
Sibul National High School	15,842,000	1,037,000	16,879,000
Sta. Rita National High School	12,115,000	821,000	12,936,000
Sta. Rosa High School	41,199,000	2,419,000	43,618,000
Sto. Domingo National Trade School	54,211,000	3,514,000	57,725,000
Sto. Rosario National High School, Sta. Rosa	26,670,000	1,641,000	28,311,000
Talabutab Norte National High School	11,044,000	799,000	11,843,000
Talavera National High School	88,035,000	4,993,000	93,028,000
Talugtug National High School (Osmeña-Roxas National High School)	24,634,000	1,503,000	26,137,000
Teodoro A. Dionisio National High School	20,341,000	1,281,000	21,622,000
Triala National High School	14,931,000	1,069,000	16,000,000
V. R. Bumanlag High School (Sto. Tomas National High School)	14,874,000	988,000	15,862,000
Vaca Valley National High School	17,296,000	1,280,000	18,576,000
Zaragoza National High School	54,741,000	2,970,000	57,711,000

Division of Olongapo City	380,226,000	25,447,000	405,673,000

Division Office - Proper	63,577,000	5,755,000	69,332,000
Barreto National High School	25,185,000	1,679,000	26,864,000
City of Olongapo National High School	147,300,000	6,932,000	154,232,000
Gordon Heights National High School	60,679,000	3,890,000	64,569,000

256	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Kalalake National High School	30,004,000	1,849,000	31,853,000
New Cabalan National High School	37,580,000	2,607,000	40,187,000
Regional Science High School	15,901,000	2,735,000	18,636,000

Division of Pampanga	2,227,840,000	150,158,000	2,377,998,000

Division Office - Proper	451,639,000	40,521,000	492,160,000
Anao National High School	26,284,000	1,287,000	27,571,000
Andres M. Luciano High School	41,791,000	2,439,000	44,230,000
Apalit High School	21,052,000	1,496,000	22,548,000
Arayat National High School	20,899,000	1,518,000	22,417,000
Bahay Pare National High School	33,566,000	2,384,000	35,950,000
Balitucan National High School	19,583,000	1,113,000	20,696,000
Balucuc National High School	17,930,000	1,135,000	19,065,000
Basa Air Base National High School	25,941,000	1,726,000	27,667,000
Becuran National High School	42,390,000	2,637,000	45,027,000
Betis National High School	38,551,000	2,737,000	41,288,000
Bro. Andrew Gonzales Vocational/Technical High School	37,008,000	2,217,000	39,225,000
Caduang Tete National High School	31,102,000	1,542,000	32,644,000
Camba National High School	53,975,000	3,286,000	57,261,000
Cansinala National High School	14,656,000	932,000	15,588,000
De La Paz Libutad National High School	22,391,000	1,348,000	23,739,000
Diosdado Macapagal High School	37,303,000	2,471,000	39,774,000
Dolores National High School, Magalang	32,150,000	2,045,000	34,195,000
Emigdio A. Bondoc High School, San Luis	10,818,000	966,000	11,784,000
Floridablanca National Agricultural School	32,870,000	1,993,000	34,863,000
Guillermo D. Mendoza National High School	27,973,000	1,653,000	29,626,000
Gutad National High School	22,509,000	1,497,000	24,006,000
Gutad National High School - Floridablanca Integrated School	37,016,000	2,325,000	39,341,000
Justino Sevilla High School (Mangga-Cacutud National High School)	73,054,000	4,214,000	77,268,000
Lubao Vocational High School	40,895,000	2,223,000	43,118,000
Malino National High School	22,413,000	1,518,000	23,931,000
Mexico National High School	19,506,000	1,324,000	20,830,000
Natividad National High School	21,423,000	1,388,000	22,811,000
Natividad National High School - Pulungmasle National High School Annex (Pulungmasle National High School)	18,373,000	1,411,000	19,784,000
Pagyuruan National High School (Paguiruan High School)	14,008,000	1,131,000	15,139,000
Pandacaque Resettlement School (D.J. Gonzales National High School)	61,064,000	3,376,000	64,440,000
Pasig National High School	40,750,000	2,441,000	43,191,000
Porac Model Community High School (resettlement school)	36,710,000	2,208,000	38,918,000
Porac National High School	25,478,000	1,646,000	27,124,000
Potrero National High School	26,948,000	1,724,000	28,672,000
Pulong Santol National High School	37,174,000	2,516,000	39,690,000
Pulong Santol National High School - Porac High School - Sta. Cruz Annex 2	29,325,000	1,870,000	31,195,000
Remedios National High School	14,358,000	1,021,000	15,379,000
Salapungan National High School	18,151,000	1,064,000	19,215,000
San Isidro National High School, San Luis	18,676,000	1,151,000	19,827,000
San Isidro National High School, Sta. Ana	30,392,000	1,913,000	32,305,000
San Juan National High School, Mexico	43,511,000	2,922,000	46,433,000
San Juan-San Luis National High School Annex (San Carlos)	24,960,000	1,386,000	26,346,000
San Matias National High School	60,754,000	3,651,000	64,405,000

JANUARY 3, 2022	OFFICIAL GAZETTE	257
DEPARTMENT OF EDUCATION

San Pablo 2nd National High School	38,105,000	1,840,000	39,945,000
San Pedro National High School	14,162,000	922,000	15,084,000
San Roque Dau National High School	40,143,000	2,503,000	42,646,000
San Vicente National High School	35,200,000	2,174,000	37,374,000
San Vicente Pilot School for Philippine Craftsmen	36,600,000	1,657,000	38,257,000
San Vicente-San Francisco National High School	23,502,000	1,524,000	25,026,000
Sta. Ana National High School	18,994,000	1,409,000	20,403,000
Sta. Cruz Integrated School	24,052,000	1,636,000	25,688,000
Sta. Lucia National High School, Masantol	42,115,000	2,548,000	44,663,000
Sta. Maria National High School, Minalin	24,256,000	1,419,000	25,675,000
Sta. Maria National High School, Macabebe	29,199,000	1,599,000	30,798,000
Sto. Rosario National High School	19,818,000	1,383,000	21,201,000
Sto. Tomas National High School, Sasmuan	27,370,000	1,459,000	28,829,000
Talang National High School	17,844,000	918,000	18,762,000
Tinajero National High School	23,186,000	1,191,000	24,377,000
Tinajero National High School - Sta. Lucia High School Annex	35,974,000	2,610,000	38,584,000

Division of San Fernando City	466,085,000	32,972,000	499,057,000

Division Office - Proper	211,526,000	18,286,000	229,812,000
Pampanga National High School	209,222,000	11,899,000	221,121,000
Sindalan National High School	45,337,000	2,787,000	48,124,000

Division of San Jose City	178,217,000	13,581,000	191,798,000

Division Office - Proper	73,460,000	6,916,000	80,376,000
Constancio Padilla National High School	104,757,000	6,665,000	111,422,000

Division of San Jose del Monte City	687,192,000	51,298,000	738,490,000

Division Office - Proper	220,190,000	19,127,000	239,317,000
Graceville National High School	19,573,000	1,812,000	21,385,000
Minuyan National High School	25,001,000	1,975,000	26,976,000
Muzon High School	59,734,000	3,458,000	63,192,000
Paradise Farm National High School	50,850,000	3,306,000	54,156,000
San Jose del Monte National High School	61,301,000	4,602,000	65,903,000
San Jose del Monte National Trade School	59,716,000	4,046,000	63,762,000
San Martin National Trade School (San Martin High School)	30,241,000	2,053,000	32,294,000
Sapang Palay National High School	124,849,000	8,226,000	133,075,000
Towerville High School	35,737,000	2,693,000	38,430,000

Division of Tarlac	1,547,826,000	108,371,000	1,656,197,000

Division Office - Proper	387,357,000	37,580,000	424,937,000
Anao National High School	19,221,000	1,145,000	20,366,000
Balaoang National High School	27,056,000	1,408,000	28,464,000
Benigno S. Aquino National High School	136,073,000	7,831,000	143,904,000
Bilad High School (resettlement school)	25,211,000	2,038,000	27,249,000
Caluluan National High School	33,087,000	2,024,000	35,111,000
Camiling School of Home Industries	19,558,000	1,037,000	20,595,000
Corazon C. Aquino High School	35,342,000	3,634,000	38,976,000
Dapdap High School (resettlement school)	47,019,000	3,056,000	50,075,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)	37,560,000	2,483,000	40,043,000
Estipona National High School	24,183,000	1,273,000	25,456,000
Guevarra National High School	27,267,000	1,782,000	29,049,000
La Paz National High School	34,106,000	2,275,000	36,381,000
Mababanaba National High School	21,780,000	1,398,000	23,178,000

258	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Marawi National High School	17,097,000	1,274,000	18,371,000
Moncada National High School	30,128,000	2,219,000	32,347,000
Nambalan National High School	12,975,000	863,000	13,838,000
O’Donnel High School (resettlement school)	61,066,000	3,555,000	64,621,000
O’Donnel National High School	25,978,000	1,606,000	27,584,000
Padapada National High School	33,829,000	1,811,000	35,640,000
Ramos National High School	27,485,000	1,919,000	29,404,000
San Felipe National High School	24,729,000	1,409,000	26,138,000
San Julian-Sta. Maria National High School	13,872,000	810,000	14,682,000
San Pedro National High School	21,070,000	1,262,000	22,332,000
San Roque National High School	53,838,000	3,257,000	57,095,000
Sto. Domingo National High School (Capas High School)	88,733,000	5,465,000	94,198,000
Tarlac National High School	170,080,000	8,662,000	178,742,000
Victoria National High School	77,180,000	4,269,000	81,449,000
Villa Aglipay National High School	14,946,000	1,026,000	15,972,000

Division of Tarlac City	303,321,000	22,475,000	325,796,000

Division Office - Proper	133,163,000	11,848,000	145,011,000
Alvindia-Aguso National High School	16,045,000	1,207,000	17,252,000
Amucao National High School	18,112,000	1,317,000	19,429,000
Central Azucarera De Tarlac National High School	35,199,000	2,002,000	37,201,000
Maliwalo National High School	62,192,000	3,501,000	65,693,000
San Manuel National High School	38,610,000	2,600,000	41,210,000

Division of Zambales	937,917,000	71,420,000	1,009,337,000

Division Office - Proper	179,786,000	27,497,000	207,283,000
Amungan National High School	16,675,000	1,167,000	17,842,000
Bani National High School	19,136,000	888,000	20,024,000
Bani National High School Annex	29,592,000	1,722,000	31,314,000
Botolan National High School	38,012,000	1,822,000	39,834,000
Cabangan National High School	25,907,000	1,695,000	27,602,000
Candelaria School of Fisheries	22,957,000	974,000	23,931,000
Castillejos National High School	58,306,000	3,324,000	61,630,000
Guisguis National High School	15,338,000	1,029,000	16,367,000
Jesus F. Magsaysay High School (San Agustin National High School)	8,944,000	659,000	9,603,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus F. Magsaysay High School	10,948,000	766,000	11,714,000
La Paz National High School	18,696,000	1,378,000	20,074,000
Lauis National High School Annex - Pambian High School	15,903,000	1,244,000	17,147,000
Lawis National High School	12,343,000	800,000	13,143,000
Locloc National High School	12,994,000	1,010,000	14,004,000
Maloma National High School	19,177,000	1,043,000	20,220,000
Mena Memorial High School - Sta. Cruz South High School	11,849,000	798,000	12,647,000
Mena Memorial National High School (Bolitoc National High School)	12,084,000	771,000	12,855,000
New Taugtog National High School	13,325,000	899,000	14,224,000
Panan National High School	28,349,000	1,091,000	29,440,000
Rofulo M. Landa Memorial High School (Salaza National High School)	22,368,000	1,472,000	23,840,000
San Agustin High School	11,617,000	955,000	12,572,000
San Guillermo National High School	32,690,000	1,915,000	34,605,000
San Miguel National High School	15,564,000	1,057,000	16,621,000
San Miguel National High School - Jesus F. Magsaysay High School	17,723,000	1,444,000	19,167,000

JANUARY 3, 2022	OFFICIAL GAZETTE	259
DEPARTMENT OF EDUCATION

San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)	12,936,000	895,000	13,831,000
Sta. Cruz National High School	39,930,000	1,465,000	41,395,000
Sta. Cruz National High School - Lipay High School	15,967,000	1,292,000	17,259,000
Subic National High School	108,511,000	5,557,000	114,068,000
Zambales National High School	76,095,000	3,985,000	80,080,000
Zambales National High School - Diosdado F. Magsaysay High School Annex	14,195,000	806,000	15,001,000

Region IVA - CALABARZON	17,314,421,000	1,256,358,000	18,570,779,000

Division of Antipolo City	993,424,000	66,106,000	1,059,530,000

Division Office - Proper	174,291,000	14,154,000	188,445,000
Antipolo National High School	208,097,000	12,983,000	221,080,000
Bagong Nayon II National High School	97,485,000	5,820,000	103,305,000
Cupang National High School	43,304,000	2,772,000	46,076,000
Mambugan National High School	79,638,000	5,063,000	84,701,000
Marcelino M. Santos National High School	28,251,000	1,960,000	30,211,000
Maximo L. Gatlabayan Memorial National High School	47,445,000	2,845,000	50,290,000
Mayamot National High School	67,768,000	4,749,000	72,517,000
San Isidro National High School	54,834,000	3,558,000	58,392,000
San Jose National High School	121,980,000	7,725,000	129,705,000
San Roque National High School	70,331,000	4,477,000	74,808,000

Division of Bacoor City	411,067,000	30,999,000	442,066,000

Division Office - Proper	40,560,000	15,214,000	55,774,000
Bacoor National High School - Main	286,962,000	11,345,000	298,307,000
Eastern Bacoor National High School	83,545,000	4,440,000	87,985,000

Division of Batangas	2,362,472,000	170,048,000	2,532,520,000

Division Office - Proper	569,195,000	52,948,000	622,143,000
Alalum National High School	10,419,000	793,000	11,212,000
Alitagtag National High School	22,187,000	1,621,000	23,808,000
Anselmo A. Sandoval Memorial National High School	40,450,000	2,857,000	43,307,000
Balas-Buko National High School	18,486,000	1,214,000	19,700,000
Balayan National High School	93,294,000	5,807,000	99,101,000
Balete National High School	24,742,000	1,504,000	26,246,000
Banilad National High School	18,247,000	1,230,000	19,477,000
Banoyo National High School	15,057,000	1,082,000	16,139,000
Bauan National Agricultural and Vocational High School	17,665,000	723,000	18,388,000
Bauan Technical High School	77,090,000	5,456,000	82,546,000
Baybayin National High School	22,092,000	1,541,000	23,633,000
Bayorbor National High School	21,803,000	1,467,000	23,270,000
Bilaran National High School	28,491,000	1,846,000	30,337,000
Buhay na Sapa National High School	21,517,000	1,658,000	23,175,000
Calatagan National High School	36,235,000	2,684,000	38,919,000
Calubcob I National High School	17,596,000	1,206,000	18,802,000
Coral na Munti National High School	14,450,000	1,221,000	15,671,000
Dacanlao G. Agoncillo National High School	67,632,000	4,056,000	71,688,000
Dagatan National High School	27,961,000	1,914,000	29,875,000
Don Leon Mercado, Sr. Memorial National High School	17,461,000	1,290,000	18,751,000

260	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Dr. Crisogono B. Ermita, Sr. Memorial National High School	57,645,000	3,657,000	61,302,000
Dr. Juan A. Pastor Memorial National High School (Talaibon National High School)	65,944,000	3,672,000	69,616,000
Fermin La Rosa National High School	21,731,000	1,582,000	23,313,000
Governor F. Leviste Memorial National High School	120,045,000	6,911,000	126,956,000
Jose Lopez Manzano Tuy Community High School	23,341,000	1,693,000	25,034,000
Laiya National High School	19,723,000	1,700,000	21,423,000
Lian National High School	33,641,000	2,253,000	35,894,000
Looc National High School	18,818,000	1,375,000	20,193,000
Lucsuhin National High School	47,103,000	2,870,000	49,973,000
Lumbangan National High School	20,881,000	1,283,000	22,164,000
Maabud National High School	17,681,000	1,131,000	18,812,000
Malvar National High School	42,017,000	2,626,000	44,643,000
Masaguisit Banalo National High School	22,065,000	1,476,000	23,541,000
Mataas na Kahoy National High School	22,310,000	1,413,000	23,723,000
Padre Garcia National High School	33,530,000	2,534,000	36,064,000
Palahanan National High School	23,116,000	1,547,000	24,663,000
Pansol National High School	29,576,000	2,091,000	31,667,000
Payapa National High School	37,796,000	2,382,000	40,178,000
Pedro Paterno National High School	23,670,000	1,684,000	25,354,000
Rosario National High School	18,564,000	1,163,000	19,727,000
San Jose National High School	17,941,000	1,557,000	19,498,000
San Pascual National High School	46,334,000	2,551,000	48,885,000
San Pedro National High School	75,961,000	5,351,000	81,312,000
Sico 1.0 National High School	17,261,000	1,299,000	18,560,000
Sta. Anastacia-San Rafael National High School	46,985,000	3,283,000	50,268,000
Sta. Clara National High School	18,431,000	1,413,000	19,844,000
Sta. Monica National High School	12,731,000	912,000	13,643,000
Sta. Teresita National High School	21,788,000	1,499,000	23,287,000
Taal National High School	51,994,000	3,415,000	55,409,000
Tala National High School	11,740,000	853,000	12,593,000
Taysan National High School	45,600,000	2,788,000	48,388,000
Tingloy National High School	19,224,000	1,253,000	20,477,000
Tipas National High School	28,138,000	1,569,000	29,707,000
Wenceslao Trinidad Memorial National High School	67,077,000	3,144,000	70,221,000

Division of Batangas City	421,576,000	28,386,000	449,962,000

Division Office - Proper	143,965,000	12,079,000	156,044,000
Balete National High School	17,382,000	1,244,000	18,626,000
Banaba National High School	15,066,000	1,014,000	16,080,000
Batangas National High School	177,945,000	9,217,000	187,162,000
Paharang National High School	17,540,000	1,338,000	18,878,000
Pinamucan National High School	17,013,000	1,192,000	18,205,000
Sto. Niño National High School	17,750,000	1,255,000	19,005,000
Tabangao National High School	14,915,000	1,047,000	15,962,000

Division of Biñan City	283,575,000	23,248,000	306,823,000

Division Office - Proper		4,401,000	4,401,000
Biñan National High School - Main	74,318,000	3,947,000	78,265,000
Biñan Secondary School of Applied Academics	67,347,000	4,420,000	71,767,000
Jacobo Z. Gonzales Memorial National High School	101,687,000	7,094,000	108,781,000
Nereo R. Joaquin National High School	20,842,000	1,663,000	22,505,000
St. Francis National High School	19,381,000	1,723,000	21,104,000

JANUARY 3, 2022	OFFICIAL GAZETTE	261
DEPARTMENT OF EDUCATION

Division of Cabuyao City	336,158,000	23,842,000	360,000,000

Division Office - Proper	8,436,000	1,509,000	9,945,000
Bigaa National High School	24,445,000	1,585,000	26,030,000
Cabuyao National High School	92,699,000	6,310,000	99,009,000
Gulod National High School	78,327,000	5,391,000	83,718,000
Pulo National High School	79,047,000	5,591,000	84,638,000
Southville I National High School	53,204,000	3,456,000	56,660,000

Division of Calamba City	509,920,000	37,126,000	547,046,000

Division Office - Proper	75,905,000	7,883,000	83,788,000
Calamba Bayside Integrated School	50,070,000	3,258,000	53,328,000
Calamba Integrated School	50,895,000	2,753,000	53,648,000
Camp Vicente Lim Integrated School	54,667,000	3,791,000	58,458,000
Castor Alviar National High School	23,340,000	1,678,000	25,018,000
Eduardo Barreto, Sr. National High School	40,937,000	2,837,000	43,774,000
Kapayapaan National High School	42,439,000	2,747,000	45,186,000
Lecheria National High School	28,161,000	1,925,000	30,086,000
Looc National High School	34,118,000	2,357,000	36,475,000
Makiling Integrated School	36,727,000	2,538,000	39,265,000
Palo Alto Integrated School	32,108,000	2,458,000	34,566,000
Punta Integrated School	40,553,000	2,901,000	43,454,000

Division of Cavite	2,052,032,000	145,372,000	2,197,404,000

Division Office - Proper	112,938,000	19,616,000	132,554,000
Alfonso National High School	27,349,000	1,822,000	29,171,000
Amadeo National High School	46,165,000	2,910,000	49,075,000
Amaya School of Home Industries	79,988,000	5,880,000	85,868,000
Asis National High School (Constancio E. Aure, Sr. National High School)	22,429,000	1,226,000	23,655,000
Bagbag National High School (Ligtong National High School)	47,190,000	3,168,000	50,358,000
Bendita National High School	14,211,000	953,000	15,164,000
Binakayan National High School	29,344,000	1,814,000	31,158,000
Bucal National High School	49,812,000	2,882,000	52,694,000
Bulihan National High School	106,669,000	6,869,000	113,538,000
Carmona National High School	105,062,000	7,199,000	112,261,000
Cavite National Science High School	18,328,000	2,490,000	20,818,000
Emiliano Tria Tirona Memorial National High School	75,636,000	5,120,000	80,756,000
F. P. Tolentino Memorial High School	21,898,000	1,667,000	23,565,000
Francisco Osorio National High School	19,838,000	1,454,000	21,292,000
Gen. E. Aguinaldo National High School (Bailen)	23,195,000	1,611,000	24,806,000
Gen. Mariano Alvarez Technical High School	161,329,000	9,266,000	170,595,000
Gen. Vito Belarmino National High School	32,879,000	2,206,000	35,085,000
Kaong National High School	24,149,000	1,586,000	25,735,000
Kaytitinga National High School	15,213,000	1,270,000	16,483,000
Lucsuhin National High School	21,406,000	1,592,000	22,998,000
Luis Aguado National High School	40,880,000	2,628,000	43,508,000
Lumampong National High School	55,950,000	1,058,000	57,008,000
Lumil National High School	19,399,000	1,420,000	20,819,000
Malabag National High School	20,632,000	1,348,000	21,980,000
Maragondon National High School	28,674,000	1,700,000	30,374,000
Munting Ilog National High School	28,372,000	2,348,000	30,720,000
Naic Coastal National High School	50,202,000	2,213,000	52,415,000
Naic National High School	44,056,000	3,767,000	47,823,000
Noveleta National High School	31,213,000	2,394,000	33,607,000

262	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Rosario National High School (A. Abadilla National High School)	68,107,000	4,480,000	72,587,000
San Jose Community High School	42,756,000	2,637,000	45,393,000
Tagaytay City National High School	57,665,000	3,266,000	60,931,000
Tagaytay City National Science High School	66,437,000	4,128,000	70,565,000
Tanza National Comprehensive High School	121,678,000	7,833,000	129,511,000
Tanza National Trade School	111,714,000	8,651,000	120,365,000
Ternate National High School	23,710,000	1,316,000	25,026,000
Ternate West National High School	13,073,000	1,179,000	14,252,000
Trece Martirez City National High School	172,486,000	10,405,000	182,891,000

Division of Cavite City	153,400,000	7,542,000	160,942,000

Cavite National High School	132,289,000	5,953,000	138,242,000
Sangley Point National High School	21,111,000	1,589,000	22,700,000

Division of Dasmariñas City	800,992,000	48,199,000	849,191,000

Division Office - Proper	158,546,000	11,515,000	170,061,000
Congressional Integrated High School	74,999,000	4,540,000	79,539,000
Dasmariñas East Integrated High School	81,622,000	4,862,000	86,484,000
Dasmariñas Integrated High School	171,609,000	9,160,000	180,769,000
Dasmariñas North National High School	87,002,000	5,267,000	92,269,000
Dasmariñas West National High School	66,752,000	3,916,000	70,668,000
New Era National High School	38,525,000	2,202,000	40,727,000
Pag-asa National High School	36,125,000	1,993,000	38,118,000
Paliparan National High School	85,812,000	4,744,000	90,556,000

Division of General Trias City	311,525,000	24,082,000	335,607,000

Division Office - Proper	119,620,000	10,465,000	130,085,000
Governor Ferrer National High School (Main)	127,894,000	8,703,000	136,597,000
Santiago National High School	34,231,000	2,929,000	37,160,000
Tropical Village National High School	29,780,000	1,985,000	31,765,000

Division of Imus City	417,973,000	32,312,000	450,285,000

Division Office - Proper	38,591,000	7,952,000	46,543,000
Gen. E. Aguinaldo National High School (Imus)	191,633,000	11,901,000	203,534,000
Imus National High School	187,749,000	12,459,000	200,208,000

Division of Laguna	1,555,449,000	114,905,000	1,670,354,000

Division Office - Proper	230,266,000	33,286,000	263,552,000
Alaminos National High School	32,738,000	1,755,000	34,493,000
Balian National High School	29,065,000	2,026,000	31,091,000
Calumpang National High School	29,838,000	1,764,000	31,602,000
Cristobal S. Conducto Memorial National High School	23,524,000	1,843,000	25,367,000
Dayap National High School	83,841,000	4,192,000	88,033,000
Don Manuel Rivera Memorial National High School	27,752,000	2,186,000	29,938,000
Famy National High School	35,037,000	2,152,000	37,189,000
Kabulusan National High School	20,975,000	1,561,000	22,536,000
Liliw National High School	32,307,000	2,048,000	34,355,000
Linga National High School, Pila	24,690,000	1,679,000	26,369,000
Los Baños National High School, Batong Malaki	97,498,000	4,973,000	102,471,000
Los Baños National High School, Poblacion	40,697,000	2,226,000	42,923,000
Lumban National High School	26,830,000	1,921,000	28,751,000
Lumot National High School	11,084,000	690,000	11,774,000
Mabitac National High School	10,775,000	926,000	11,701,000

JANUARY 3, 2022	OFFICIAL GAZETTE	263
DEPARTMENT OF EDUCATION

Masaya National High School	19,112,000	1,367,000	20,479,000
Nicolas L. Galvez Memorial National High School	30,266,000	2,637,000	32,903,000
Pacita Complex National High School	67,826,000	5,198,000	73,024,000
Pagsanjan National High School	34,147,000	2,082,000	36,229,000
Pedro Guevarra National High School	163,720,000	10,448,000	174,168,000
Plaridel National High School	31,994,000	1,745,000	33,739,000
Poten & Eliseo M. Quesada Memorial National High School	29,137,000	1,916,000	31,053,000
Sampaguita Village National High School	109,641,000	5,215,000	114,856,000
San Francisco National High School	16,317,000	923,000	17,240,000
San Juan National High School, Kalayaan	25,506,000	1,312,000	26,818,000
San Pedro Relocation Center National High School - Main Campus	119,299,000	6,654,000	125,953,000
Siniloan National High School	48,165,000	3,294,000	51,459,000
Sta. Catalina National High School	28,941,000	1,829,000	30,770,000
Sta. Maria National High School	40,389,000	2,490,000	42,879,000
Talangan National High School	20,245,000	1,473,000	21,718,000
Unson National High School	13,827,000	1,094,000	14,921,000

Division of Lipa City	419,555,000	50,045,000	469,600,000

Division Office - Proper	36,006,000	26,521,000	62,527,000
Bolbok National High School	25,065,000	2,002,000	27,067,000
Bugtongnapulo Integrated National High School	11,584,000	906,000	12,490,000
Bulacnin Integrated National High School	25,553,000	1,679,000	27,232,000
Fernando Air Base Integrated National High School	43,456,000	2,526,000	45,982,000
Inosluban-Marawoy Integrated National High School	62,833,000	3,433,000	66,266,000
Lipa City National High School	88,228,000	4,187,000	92,415,000
Lodlod Integrated National High School	20,711,000	1,355,000	22,066,000
Lumbang Integrated National High School	18,038,000	1,156,000	19,194,000
Pinagkawitan National High School	31,174,000	2,076,000	33,250,000
Pinagtongulan National High School	22,057,000	1,669,000	23,726,000
San Celestino Integrated National High School	16,638,000	1,260,000	17,898,000
San Isidro Integrated National High School	18,212,000	1,275,000	19,487,000

Division of Lucena City	206,921,000	15,883,000	222,804,000

Division Office - Proper	5,436,000	2,828,000	8,264,000
Cotta National High School	27,973,000	1,990,000	29,963,000
Gulang-Gulang National High School	45,548,000	3,061,000	48,609,000
Lucena City National High School	83,144,000	4,933,000	88,077,000
Lucena Dalahican National High School	44,820,000	3,071,000	47,891,000

Division of Quezon	2,632,857,000	199,614,000	2,832,471,000

Division Office - Proper	807,548,000	83,931,000	891,479,000
Abuyon National High School	22,001,000	1,261,000	23,262,000
Alabat Island National High School	41,546,000	1,998,000	43,544,000
Amontay National High School	14,267,000	1,094,000	15,361,000
Atimonan National Comprehensive High School	46,361,000	2,850,000	49,211,000
Binulasan Integrated School	21,285,000	1,601,000	22,886,000
Bondoc Peninsula Agricultural High School	33,427,000	2,123,000	35,550,000
Buenavista National High School	29,394,000	2,005,000	31,399,000
Bukal Sur National High School	21,772,000	1,559,000	23,331,000
Burdeos National High School	26,147,000	1,599,000	27,746,000
Cabay National High School	11,267,000	758,000	12,025,000
Calauag National High School	33,732,000	2,432,000	36,164,000
Camflora National High School	44,682,000	2,802,000	47,484,000
Canda National High School	25,390,000	1,692,000	27,082,000
Concepcion National High School	12,762,000	1,057,000	13,819,000

264	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Dagatan National High School	22,519,000	1,396,000	23,915,000
Dolores Macasaet National High School	26,866,000	2,019,000	28,885,000
Dr. Maria D. Pastrana High School (Mauban National High School)	52,956,000	3,670,000	56,626,000
Dr. Panfilo Castro National High School	32,786,000	2,115,000	34,901,000
Elias A. Salvador National High School	17,536,000	1,341,000	18,877,000
Godofredo M. Tan Memorial School of Arts and Trades	28,930,000	1,841,000	30,771,000
Guinayangan National High School	28,806,000	2,113,000	30,919,000
Gumaca National High School	75,196,000	4,409,000	79,605,000
Hondagua National High School	17,753,000	1,217,000	18,970,000
Infanta National High School	63,073,000	4,312,000	67,385,000
Lamon Bay School of Fisheries	14,398,000	745,000	15,143,000
Libo National High School	13,850,000	853,000	14,703,000
Lopez National Comprehensive High School	61,773,000	4,039,000	65,812,000
Lusacan National High School	36,635,000	2,064,000	38,699,000
Lutucan National High School	83,824,000	5,249,000	89,073,000
Magallanes National High School	15,371,000	1,034,000	16,405,000
Malinao Ilaya National High School	11,382,000	790,000	12,172,000
Manuel S. Enverga Memorial School of Arts and Trades	35,962,000	1,959,000	37,921,000
Marcial B. Villanueva National High School	24,061,000	1,203,000	25,264,000
Olongtao National High School	21,585,000	1,782,000	23,367,000
Paaralang Sekundarya ng Heneral Nakar	27,844,000	1,693,000	29,537,000
Paaralang Sekundarya ng Lukban	47,540,000	2,659,000	50,199,000
Pagbilao Grande Island National High School	14,954,000	1,170,000	16,124,000
Pagbilao National High School	24,453,000	1,687,000	26,140,000
Pagsangahan National High School	11,749,000	917,000	12,666,000
Paiisa National High School	18,706,000	1,258,000	19,964,000
Patnanungan National High School	18,692,000	1,180,000	19,872,000
Perez National High School	15,544,000	1,215,000	16,759,000
Polillo National High School	29,574,000	1,677,000	31,251,000
Quezon National High School	179,643,000	9,350,000	188,993,000
Recto Memorial National High School	78,821,000	4,752,000	83,573,000
San Antonio National High School	25,521,000	1,584,000	27,105,000
San Isidro National High School, Catanauan	21,449,000	1,509,000	22,958,000
San Isidro National High School, General Luna	23,752,000	1,545,000	25,297,000
Silangang Malicboy National High School	16,177,000	1,116,000	17,293,000
Sta. Catalina National High School	40,965,000	2,601,000	43,566,000
Sto. Domingo National High School	19,668,000	1,479,000	21,147,000
Tagkawayan National High School	23,672,000	1,760,000	25,432,000
Talipan National High School	40,417,000	2,633,000	43,050,000
Tongohin National High School	18,186,000	1,377,000	19,563,000
Ungos National High School	41,075,000	2,107,000	43,182,000
Unisan National High School	17,612,000	1,432,000	19,044,000

Division of Rizal	2,380,224,000	165,723,000	2,545,947,000

Division Office - Proper	292,287,000	30,876,000	323,163,000
Abuyod National High School	17,293,000	1,427,000	18,720,000
Ampid National High School	33,494,000	2,536,000	36,030,000
Angono National High School	76,783,000	4,972,000	81,755,000
Antonio C. Esguerra Memorial National High School	37,267,000	2,685,000	39,952,000
Bagumbong National High School	14,004,000	1,002,000	15,006,000
Baras National High School	19,291,000	1,349,000	20,640,000
Bayugo National High School	13,725,000	1,056,000	14,781,000
Benjamin B. Esguerra Memorial National High School	39,329,000	2,509,000	41,838,000

JANUARY 3, 2022	OFFICIAL GAZETTE	265
DEPARTMENT OF EDUCATION

Bernardo F. San Juan Memorial National High School	37,353,000	2,636,000	39,989,000
Burgos National High School	54,220,000	3,769,000	57,989,000
Carlos “Botong” Francisco Memorial National High School	39,717,000	2,670,000	42,387,000
Casimiro A. Ynares, Sr. Memorial National High School	60,898,000	3,848,000	64,746,000
Catalino D. Salazar National High School	19,639,000	1,366,000	21,005,000
Don Jose Ynares Memorial National High School	49,533,000	2,716,000	52,249,000
Francisco Felix Memorial National High School	143,753,000	5,346,000	149,099,000
Gov. Isidro S. Rodriguez, Sr. Memorial National High School	24,029,000	1,770,000	25,799,000
Guronasyon Foundation Incorporated National High School	48,429,000	2,717,000	51,146,000
Janosa National High School	24,915,000	1,531,000	26,446,000
Jose F. Diaz Memorial National High School	21,644,000	1,664,000	23,308,000
Kasiglahan Village High School	105,174,000	7,082,000	112,256,000
Lagundi - CCL National High School	15,869,000	1,128,000	16,997,000
Licerio Geronimo National High School	77,282,000	5,214,000	82,496,000
Mahabang Parang National High School	50,044,000	3,518,000	53,562,000
Malaya National High School	23,864,000	1,581,000	25,445,000
Manggahan National High School	14,902,000	949,000	15,851,000
Manuel I. Santos Memorial National High School	91,109,000	5,858,000	96,967,000
Marciana P. Catolos National High School	21,158,000	1,321,000	22,479,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)	37,227,000	2,650,000	39,877,000
Montalban Heights (NTA) National High School	26,734,000	2,029,000	28,763,000
Morong National High School	64,805,000	4,449,000	69,254,000
Muzon National High School	39,169,000	2,515,000	41,684,000
Pantay National High School (Teresa National High School - Pantay Annex)	19,714,000	1,535,000	21,249,000
Pililla National High School	46,645,000	3,117,000	49,762,000
Quisao National High School	19,812,000	1,334,000	21,146,000
Rizal National Science High School	12,900,000	1,024,000	13,924,000
Sampaloc National High School	37,016,000	2,561,000	39,577,000
San Guillermo National High School	13,490,000	995,000	14,485,000
San Isidro National High School	53,157,000	3,905,000	57,062,000
San Jose National High School	62,262,000	4,412,000	66,674,000
San Juan National High School	39,717,000	2,353,000	42,070,000
San Mateo National High School	112,987,000	6,079,000	119,066,000
Silangan National High School	42,969,000	3,180,000	46,149,000
Tagumpay National High School	43,149,000	2,713,000	45,862,000
Tanay National High School	58,942,000	3,639,000	62,581,000
Taytay National High School	45,972,000	2,851,000	48,823,000
Teresa National High School	45,411,000	3,252,000	48,663,000
Vicente Madrigal National High School	75,064,000	5,017,000	80,081,000
Wawa National High School	16,077,000	1,017,000	17,094,000

Division of San Pablo City	339,750,000	23,118,000	362,868,000

Division Office - Proper	39,478,000	3,372,000	42,850,000
Col. Lauro D. Dizon Memorial National High School (San Pablo City National High School Annex)	79,059,000	4,514,000	83,573,000
Del Remedio National High School	18,940,000	1,259,000	20,199,000
Prudencia D. Fule Memorial National High School	18,249,000	1,311,000	19,560,000
San Bartolome National High School	18,108,000	1,319,000	19,427,000
San Cristobal National High School	11,549,000	899,000	12,448,000
San Jose National High School (San Pablo City National High School - San Jose Extension)	36,819,000	2,501,000	39,320,000
San Pablo City National High School	67,869,000	4,214,000	72,083,000

266	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

San Vicente National High School (San Pablo City National High School - San Vicente Extension)	22,023,000	1,677,000	23,700,000
Santisimo Rosario National High School	14,544,000	1,074,000	15,618,000
Sto. Angel National High School (San Pablo City National High School - Sto. Angel Annex)	13,112,000	978,000	14,090,000

Division of Sta. Rosa City	322,179,000	21,404,000	343,583,000

Division Office - Proper	25,058,000	5,797,000	30,855,000
Aplaya National High School	66,751,000	2,510,000	69,261,000
Balibago National High School	97,282,000	3,998,000	101,280,000
Pulong Sta. Cruz National High School	35,143,000	2,485,000	37,628,000
Southville IV National High School	51,558,000	3,191,000	54,749,000
Sta. Rosa Science and Technology High School	23,268,000	1,601,000	24,869,000
Sto. Domingo National High School	23,119,000	1,822,000	24,941,000

Division of Tanauan City	273,052,000	19,869,000	292,921,000

Division Office - Proper	53,570,000	5,223,000	58,793,000
Bernardo Lirio National High School	40,910,000	3,066,000	43,976,000
Boot National High School	16,056,000	1,087,000	17,143,000
Luyos National High School	16,112,000	1,138,000	17,250,000
Natatas National High School	13,134,000	930,000	14,064,000
Pantay National High School	12,196,000	935,000	13,131,000
Tanauan City National High School	57,216,000	3,837,000	61,053,000
Tanauan School of Fisheries	39,232,000	1,943,000	41,175,000
Tinurik National High School	24,626,000	1,710,000	26,336,000

Division of Tayabas City	130,320,000	8,535,000	138,855,000

Division Office - Proper	17,747,000	1,964,000	19,711,000
Luis Palad National High School	112,573,000	6,571,000	119,144,000

Region IVB - MIMAROPA	5,328,517,000	394,322,000	5,722,839,000

Division of Calapan City	242,358,000	14,621,000	256,979,000

Division Office - Proper	44,232,000	3,274,000	47,506,000
Canubing I National High School	23,317,000	1,493,000	24,810,000
Community Vocational High School	21,988,000	1,504,000	23,492,000
Managpi National High School	19,378,000	1,105,000	20,483,000
Oriental Mindoro National High School	115,467,000	6,149,000	121,616,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex)	17,976,000	1,096,000	19,072,000

Division of Marinduque	413,963,000	32,900,000	446,863,000

Division Office - Proper	226,551,000	21,202,000	247,753,000
Bangbang National High School	21,149,000	1,520,000	22,669,000
Bognuyan National High School	21,996,000	1,685,000	23,681,000
Buenavista National High School	25,949,000	1,641,000	27,590,000
Landy National High School	16,883,000	1,132,000	18,015,000
Makapuyat National High School	16,529,000	1,218,000	17,747,000
Marinduque National High School	84,906,000	4,502,000	89,408,000

JANUARY 3, 2022	OFFICIAL GAZETTE	267
DEPARTMENT OF EDUCATION

Division of Occidental Mindoro	867,903,000	60,448,000	928,351,000

Division Office - Proper	186,239,000	22,747,000	208,986,000
Abra de Ilog National High School	24,647,000	1,635,000	26,282,000
Calintaan National High School	25,408,000	1,483,000	26,891,000
Central National High School (San Jose National High School Annex)	28,833,000	1,942,000	30,775,000
Iling National High School	21,445,000	1,214,000	22,659,000
Ligaya National High School	18,612,000	1,299,000	19,911,000
Looc National School of Fisheries	10,811,000	613,000	11,424,000
Lubang Integrated School	13,613,000	987,000	14,600,000
Lubang Vocational High School	19,448,000	846,000	20,294,000
Magsaysay National High School	64,875,000	3,386,000	68,261,000
Occidental Mindoro National High School	88,400,000	5,008,000	93,408,000
Paluan National High School	20,638,000	1,375,000	22,013,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)	64,379,000	2,570,000	66,949,000
Rizal National High School	39,388,000	2,394,000	41,782,000
Sablayan National Comprehensive High School	75,511,000	3,724,000	79,235,000
San Jose National Agricultural and
Industrial High School	40,042,000	2,106,000	42,148,000
San Jose National High School	65,841,000	3,611,000	69,452,000
San Vicente National High School	15,193,000	1,030,000	16,223,000
Sta. Cruz National High School	44,580,000	2,478,000	47,058,000

Division of Oriental Mindoro	1,145,991,000	81,685,000	1,227,676,000

Division Office - Proper	267,073,000	32,243,000	299,316,000
Alcadesma National High School	22,096,000	1,279,000	23,375,000
Aurelio Arago Memorial National High School	58,264,000	2,230,000	60,494,000
Aurora National High School	17,881,000	1,236,000	19,117,000
Baco National High School	54,631,000	2,571,000	57,202,000
Balugo National High School	19,514,000	1,106,000	20,620,000
Bansud National High School (Regional Science High School for MIMAROPA)	15,610,000	2,020,000	17,630,000
Bulalacao National High School	34,243,000	1,867,000	36,110,000
Bulbugan National High School	23,509,000	1,268,000	24,777,000
Dangay National High School	24,886,000	1,572,000	26,458,000
Dayhagan National High School	17,335,000	1,075,000	18,410,000
Domingo Yu Chu National High School	37,931,000	1,907,000	39,838,000
Doroteo S. Mendoza, Sr. National High School	18,882,000	1,228,000	20,110,000
Fe del Mundo National High School	39,991,000	2,201,000	42,192,000
Inarawan National High School	14,006,000	1,162,000	15,168,000
Kaligtasan National High School	14,173,000	833,000	15,006,000
Labasan National High School (Bongabong SOF)	13,266,000	722,000	13,988,000
Leuteboro National High School	49,543,000	2,978,000	52,521,000
Marcelo Cabrera Vocational High School	27,646,000	1,281,000	28,927,000
Masaguisi National High School	15,377,000	1,003,000	16,380,000
Melgar National High School	13,436,000	829,000	14,265,000
Nabuslot National High School	48,962,000	2,416,000	51,378,000
Naujan Municipal High School	21,839,000	1,377,000	23,216,000
Pag-asa National High School	20,820,000	1,325,000	22,145,000
Pambisan National High School	15,932,000	914,000	16,846,000
Pili National High School	20,244,000	1,141,000	21,385,000
Porfirio Comia Memorial High School (Barcenaga National High School)	36,012,000	1,972,000	37,984,000
President Diosdado Macapagal Memorial National High School	31,015,000	1,875,000	32,890,000

268	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Puerto Galera National High School	47,110,000	1,964,000	49,074,000
Quinabigan National High School	18,170,000	1,102,000	19,272,000
San Agustin National High School	28,130,000	1,350,000	29,480,000
San Mariano National High School	24,593,000	1,534,000	26,127,000
Vicente B. Ylagan National High School	15,580,000	918,000	16,498,000
Villa Pag-asa National High School	18,291,000	1,186,000	19,477,000

Division of Palawan	1,575,393,000	131,060,000	1,706,453,000

Division Office - Proper	880,302,000	87,315,000	967,617,000
Abongan National High School	13,721,000	925,000	14,646,000
Aborlan National High School	17,146,000	1,211,000	18,357,000
Araceli National High School	13,067,000	1,031,000	14,098,000
Aramaywan National High School	15,569,000	1,145,000	16,714,000
Balabac National High School	20,384,000	708,000	21,092,000
Bataraza National High School	27,749,000	2,164,000	29,913,000
Brooke’s Point National High School	37,558,000	2,684,000	40,242,000
Central Taytay National High School	35,150,000	2,556,000	37,706,000
Coron School of Fisheries	50,269,000	3,055,000	53,324,000
Culion National High School (Culion Sanitarium Special School)	24,602,000	1,091,000	25,693,000
El Nido National High School	24,757,000	1,622,000	26,379,000
Gaudencio Abordo Memorial National High School	28,086,000	867,000	28,953,000
Governor Alfredo Abueg, Sr. National Technical and Vocational Memorial High School	17,228,000	1,112,000	18,340,000
Jose P. Rizal National High School	22,817,000	1,599,000	24,416,000
Magara School for Philippine Craftsmen	17,328,000	1,237,000	18,565,000
Narra National High School	48,802,000	2,960,000	51,762,000
Panacan National High School	14,695,000	1,086,000	15,781,000
Plaridel National High School	15,824,000	1,038,000	16,862,000
Princesa Urduja National High School	21,071,000	1,657,000	22,728,000
Pulot National High School	32,094,000	2,167,000	34,261,000
Quezon National High School	47,271,000	2,730,000	50,001,000
Rio Tuba National High School	28,609,000	1,841,000	30,450,000
Roxas National Comprehensive High School	62,733,000	3,394,000	66,127,000
Salvacion National High School	22,145,000	1,228,000	23,373,000
San Vicente National High School	21,692,000	1,604,000	23,296,000
Sta. Teresita National High School	14,724,000	1,033,000	15,757,000

Division of Puerto Princesa City	435,708,000	31,105,000	466,813,000

Division Office - Proper	127,183,000	13,514,000	140,697,000
Irawan National High School	13,380,000	879,000	14,259,000
Mangingisda National High School	14,770,000	1,132,000	15,902,000
Palawan National School	131,024,000	7,955,000	138,979,000
San Jose National High School	45,137,000	2,983,000	48,120,000
San Miguel National High School	50,228,000	2,443,000	52,671,000
Sicsican National High School	53,986,000	2,199,000	56,185,000

Division of Romblon	647,201,000	42,503,000	689,704,000

Division Office - Proper	164,701,000	15,767,000	180,468,000
Agnipa National High School	16,158,000	932,000	17,090,000
Alcantara National High School	26,170,000	1,375,000	27,545,000
Banton National High School	13,239,000	754,000	13,993,000
Cajidiocan National High School	29,156,000	1,881,000	31,037,000
Calatrava National High School	19,126,000	1,319,000	20,445,000
Concepcion National High School	12,361,000	552,000	12,913,000
Corcuera National High School	13,053,000	736,000	13,789,000
Don Carlos M. Mejias Memorial High School	25,853,000	1,500,000	27,353,000

JANUARY 3, 2022	OFFICIAL GAZETTE	269
DEPARTMENT OF EDUCATION

Espana National High School	15,895,000	972,000	16,867,000
Esteban Madrona National High School (Bachawan National High School)	13,412,000	849,000	14,261,000
Libertad National High School	12,293,000	756,000	13,049,000
Looc National High School	57,911,000	2,617,000	60,528,000
Mabini National High School	12,535,000	851,000	13,386,000
Macario Molina National High School	15,884,000	935,000	16,819,000
Magdiwang National High School	34,216,000	1,809,000	36,025,000
Odiongan National High School	43,229,000	2,077,000	45,306,000
Romblon National High School, Romblon	53,322,000	2,720,000	56,042,000
San Andres National High School (RCFF - San Andres)	21,779,000	1,372,000	23,151,000
San Jose Agricultural High School	27,644,000	1,408,000	29,052,000
Sta. Fe National High School (Guinbirayan
National High School - Sta. Fe Extension)	19,264,000	1,321,000	20,585,000

Region V - Bicol	10,167,603,000	735,273,000	10,902,876,000

Division of Albay	1,483,331,000	98,574,000	1,581,905,000

Division Office - Proper	394,135,000	33,226,000	427,361,000
Anislag National High School	58,351,000	3,200,000	61,551,000
Balogo High School	15,680,000	1,088,000	16,768,000
Bariw National High School	18,117,000	1,134,000	19,251,000
Bonga National High School	15,049,000	1,016,000	16,065,000
Buga High School, Libon	17,150,000	1,048,000	18,198,000
Cabasan National High School	13,840,000	950,000	14,790,000
Cotmon National High School	20,292,000	1,156,000	21,448,000
Daraga National High School	82,078,000	5,587,000	87,665,000
Ilawod High School	25,826,000	1,466,000	27,292,000
Itaran National High School	24,406,000	1,520,000	25,926,000
Jovellar National High School	19,469,000	1,392,000	20,861,000
Kilicao High School	21,748,000	976,000	22,724,000
Libon Agro-Industrial High School	27,873,000	1,700,000	29,573,000
Lower Binogsacan National High School	12,126,000	807,000	12,933,000
Malabog National High School	40,175,000	2,325,000	42,500,000
Malilipot National High School	15,070,000	793,000	15,863,000
Malinao National High School	47,163,000	2,882,000	50,045,000
Malipo National High School	16,377,000	1,115,000	17,492,000
Manito National High School	26,688,000	1,860,000	28,548,000
Maramba National High School	16,006,000	1,086,000	17,092,000
Marcial O. Rañola Memorial High School	100,561,000	5,506,000	106,067,000
Masarawag National High School	15,844,000	1,016,000	16,860,000
Mauraro National High School	19,256,000	1,412,000	20,668,000
Naga National High School	40,619,000	2,958,000	43,577,000
Oas Polytechnic School	31,372,000	1,635,000	33,007,000
Pantao National High School	18,623,000	958,000	19,581,000
Pili National High School	16,826,000	998,000	17,824,000
Pioduran National High School	22,364,000	1,520,000	23,884,000
Polangui General Comprehensive High School	79,639,000	3,402,000	83,041,000
Ponso National High School	20,949,000	911,000	21,860,000
Rapu-rapu National High School	21,833,000	1,613,000	23,446,000
Saban National High School	14,677,000	967,000	15,644,000
San Antonio National High School, Malilipot	8,706,000	740,000	9,446,000
San Jose National High School, Malilipot	32,842,000	1,740,000	34,582,000
Sto. Domingo National High School	45,891,000	2,669,000	48,560,000
Tiwi Agro-Industrial School	32,031,000	1,876,000	33,907,000
Villahermosa National High School	12,539,000	896,000	13,435,000
Vinisitahan National High School	21,140,000	1,430,000	22,570,000

270	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Camarines Norte	963,256,000	73,697,000	1,036,953,000

Division Office - Proper	198,423,000	21,660,000	220,083,000
Alawihao National High School	25,143,000	1,718,000	26,861,000
Bagong Silang I High School	15,937,000	1,235,000	17,172,000
Basud National High School	50,819,000	3,178,000	53,997,000
Batobalani National High School	25,610,000	1,533,000	27,143,000
Camarines Norte High School	45,390,000	2,881,000	48,271,000
D. Q. Liwag National High School	24,271,000	1,591,000	25,862,000
Daguit National High School	14,293,000	883,000	15,176,000
Delia Diezmo High School	15,611,000	1,062,000	16,673,000
Froilan Lopez High School	16,059,000	1,107,000	17,166,000
Gonzalo Aler National High School	18,171,000	1,375,000	19,546,000
Jose Panganiban National High School	69,001,000	4,379,000	73,380,000
Labo National High School	14,288,000	1,016,000	15,304,000
Labo Science and Technology High School	16,997,000	1,359,000	18,356,000
Larap National High School	17,714,000	1,629,000	19,343,000
Leocadio Alejo Entienza High School, Sta. Elena	15,309,000	1,078,000	16,387,000
Manguisoc National High School	14,793,000	1,165,000	15,958,000
Mercedes High School	17,806,000	1,438,000	19,244,000
Moreno Integrated School	52,470,000	3,577,000	56,047,000
Pablo S. Villafuerte High School, Mercedes	10,510,000	787,000	11,297,000
Paracale National High School	43,744,000	2,887,000	46,631,000
Rizal National High School	24,075,000	1,544,000	25,619,000
San Felipe National High School	20,509,000	1,325,000	21,834,000
San Lorenzo Ruiz National High School (Matacong NHS)	15,275,000	1,171,000	16,446,000
San Roque High School	24,430,000	1,693,000	26,123,000
Tabas National High School	12,816,000	1,232,000	14,048,000
Talobatib High School	13,611,000	994,000	14,605,000
Tigbinan National High School	17,980,000	1,253,000	19,233,000
Tulay Na Lupa National High School	30,400,000	1,911,000	32,311,000
Vicente L. Basit Memorial High School	13,434,000	1,017,000	14,451,000
Vinzons Pilot High School	68,367,000	4,019,000	72,386,000

Division of Camarines Sur	2,780,827,000	200,184,000	2,981,011,000

Division Office - Proper	1,108,295,000	98,901,000	1,207,196,000
Agdangan National High School	12,873,000	1,010,000	13,883,000
Antipolo National High School, Minalabac	15,971,000	1,158,000	17,129,000
Baao National High School	48,127,000	2,070,000	50,197,000
Barcelonita Fishery School	17,794,000	1,043,000	18,837,000
Bato National High School	23,634,000	1,602,000	25,236,000
Bikal Fishery School	17,128,000	1,160,000	18,288,000
Binanuaanan High School	12,958,000	746,000	13,704,000
Bula National High School	34,842,000	2,426,000	37,268,000
Calabanga National Science High School (Calabanga National High School)	62,138,000	2,985,000	65,123,000
Colacling National High School	17,824,000	1,307,000	19,131,000
Del Gallego National High School	19,874,000	1,455,000	21,329,000
Don M. Gonzalvo Memorial High School	16,836,000	1,175,000	18,011,000
Don M. Veneracion National High School	16,333,000	1,127,000	17,460,000
Don Servillano Platon Memorial National High School	46,071,000	2,996,000	49,067,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	31,821,000	1,488,000	33,309,000
Gainza National High School	15,102,000	1,024,000	16,126,000
Goa National High School	33,569,000	1,982,000	35,551,000
Godofredo Reyes, Sr. National High School	17,626,000	1,425,000	19,051,000
Hanawan National High School	18,391,000	1,292,000	19,683,000
Hobo National High School	15,694,000	1,065,000	16,759,000

JANUARY 3, 2022	OFFICIAL GAZETTE	271
DEPARTMENT OF EDUCATION

Homobono H. Gonzalez National High School	14,861,000	970,000	15,831,000
Juan F. Triviño Memorial High School	22,829,000	1,310,000	24,139,000
La Purisima National High School	24,613,000	1,197,000	25,810,000
Magarao National High School, Magarao	21,083,000	1,601,000	22,684,000
Malawag National High School	13,731,000	817,000	14,548,000
Maura N. Sibulo National High School	12,727,000	745,000	13,472,000
Milaor National High School	30,261,000	1,758,000	32,019,000
Minalabac National High School	18,732,000	1,333,000	20,065,000
Nabua National High School	104,340,000	5,775,000	110,115,000
Nato National High School	25,377,000	1,779,000	27,156,000
Ocampo National High School	48,553,000	2,813,000	51,366,000
Palsong National High School	23,317,000	1,512,000	24,829,000
Pamplona National High School	26,630,000	2,068,000	28,698,000
Pamukid National High School	23,635,000	1,544,000	25,179,000
Partido Agro - Industrial National High School	16,817,000	1,357,000	18,174,000
Pili National High School - Pili	56,011,000	2,971,000	58,982,000
Pinaglabanan High School	23,007,000	1,684,000	24,691,000
Quipayo National High School	26,184,000	1,753,000	27,937,000
Ragay National Agricultural and Fisheries School	26,321,000	1,412,000	27,733,000
Rodriguez National High School	20,882,000	1,252,000	22,134,000
Salvacion National High School - Bato	17,273,000	1,014,000	18,287,000
San Fernando National High School	24,154,000	1,622,000	25,776,000
San Isidro National High School - Libmanan	26,023,000	1,809,000	27,832,000
San Jose National High School, San Jose	26,964,000	1,765,000	28,729,000
San Jose Pili National High School	32,103,000	1,791,000	33,894,000
San Juan National High School	28,572,000	1,327,000	29,899,000
San Rafael National High School	57,435,000	3,286,000	60,721,000
San Ramon National High School - Lagonoy	24,840,000	1,566,000	26,406,000
San Vicente National High School - Buhi	41,426,000	1,217,000	42,643,000
Sipocot National High School	49,176,000	2,679,000	51,855,000
Siruma National High School	12,842,000	897,000	13,739,000
Sta. Cruz National High School	20,573,000	1,309,000	21,882,000
Sta. Justina National High School	27,376,000	2,058,000	29,434,000
Sta. Lutgarda National High School	23,604,000	1,380,000	24,984,000
Sto. Tomas National High School	37,474,000	1,664,000	39,138,000
Sulpicio A. Roco National High School	12,609,000	769,000	13,378,000
Tamban National High School	17,824,000	777,000	18,601,000
Tandaay Provincial High School	16,553,000	1,134,000	17,687,000
Tawog National High School	28,578,000	1,770,000	30,348,000
Tomas A. Andaya, Sr. National High School	21,112,000	1,489,000	22,601,000
Union National High School	14,518,000	1,059,000	15,577,000
Villazar National High School	18,732,000	1,385,000	20,117,000
Vivencio Obias - Kinalansan National High School	18,254,000	1,329,000	19,583,000

Division of Catanduanes	584,640,000	39,560,000	624,200,000

Division Office - Proper	223,143,000	18,568,000	241,711,000
Bagamanoc Rural Development High School	18,154,000	981,000	19,135,000
Baras Rural Development High School	22,639,000	1,241,000	23,880,000
Bato Rural Development High School	28,365,000	1,644,000	30,009,000
Calatagan High School	20,065,000	1,392,000	21,457,000
Caramoran Rural Development High School	19,820,000	1,157,000	20,977,000
Caramoran School of Fisheries	14,511,000	947,000	15,458,000
Catanduanes National High School	82,276,000	4,979,000	87,255,000
Gigmoto Rural Development High School	15,712,000	849,000	16,561,000
Pandan School of Arts and Trades	33,472,000	1,912,000	35,384,000
San Andres Vocational School	41,012,000	2,267,000	43,279,000
San Miguel Rural Development High School	27,340,000	1,326,000	28,666,000
Supang-Datag National High School	13,201,000	891,000	14,092,000
Viga Rural Development High School	24,930,000	1,406,000	26,336,000

272	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Iriga City	185,235,000	12,905,000	198,140,000

Division Office - Proper	45,394,000	4,426,000	49,820,000
Perpetual Help National High School	20,942,000	1,318,000	22,260,000
Rinconada National Technical Vocational School	38,634,000	2,042,000	40,676,000
Sagrada National High School	11,573,000	795,000	12,368,000
San Antonio National High School, Iriga City	14,272,000	931,000	15,203,000
Zeferino Arroyo High School	54,420,000	3,393,000	57,813,000

Division of Legazpi City	272,275,000	18,616,000	290,891,000

Division Office - Proper	67,045,000	6,123,000	73,168,000
Banquerohan National High School	29,555,000	2,001,000	31,556,000
Cabangan High School	36,951,000	2,237,000	39,188,000
Homapon High School	16,428,000	1,276,000	17,704,000
Legazpi City Science High School	16,791,000	1,079,000	17,870,000
Oro Site High School	36,468,000	2,475,000	38,943,000
Pag-asa National High School	69,037,000	3,425,000	72,462,000

Division of Ligao City	213,627,000	17,345,000	230,972,000

Division Office - Proper	69,749,000	6,861,000	76,610,000
Bicol Regional Science High School	12,657,000	2,154,000	14,811,000
Deogracias P. Princesa Memorial High School	21,212,000	1,038,000	22,250,000
Ligao National High School	91,548,000	6,008,000	97,556,000
Paulba National High School	18,461,000	1,284,000	19,745,000

Division of Masbate	1,316,650,000	110,458,000	1,427,108,000

Division Office - Proper	787,109,000	76,113,000	863,222,000
Andres Clemente, Jr. National High School	25,885,000	1,579,000	27,464,000
Aroroy National High School	50,190,000	2,781,000	52,971,000
Badiang National High School	13,484,000	844,000	14,328,000
Bagahanglad National High School	12,321,000	877,000	13,198,000
Baleno National High School	18,255,000	1,216,000	19,471,000
Balud National High School	15,228,000	1,184,000	16,412,000
Buenavista National High School	29,009,000	1,976,000	30,985,000
Cataingan National High School	55,444,000	3,586,000	59,030,000
Del Carmen National High School	25,436,000	1,728,000	27,164,000
Dimasalang National High School	38,570,000	2,455,000	41,025,000
Luy-a National High School	15,478,000	1,269,000	16,747,000
Mandaon National High School	31,772,000	2,164,000	33,936,000
Masbate School of Fisheries	26,779,000	1,676,000	28,455,000
Mobo National High School	32,504,000	1,613,000	34,117,000
Monreal National High School	20,170,000	1,337,000	21,507,000
Panique National High School	19,057,000	1,226,000	20,283,000
Pawican National High School	13,458,000	968,000	14,426,000
Salvador Arollado, Sr. Memorial High School	14,424,000	1,226,000	15,650,000
San Jacinto National High School	31,178,000	1,923,000	33,101,000
San Pascual National High School	27,726,000	1,737,000	29,463,000
Villahermosa National High School	13,173,000	980,000	14,153,000

Division of Masbate City	179,489,000	12,658,000	192,147,000

Division Office - Proper	55,809,000	4,957,000	60,766,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)	16,756,000	1,559,000	18,315,000
Masbate National Comprehensive High School	106,924,000	6,142,000	113,066,000

JANUARY 3, 2022	OFFICIAL GAZETTE	273
DEPARTMENT OF EDUCATION

Division of Naga City	315,438,000	21,446,000	336,884,000

Division Office - Proper	34,447,000	3,019,000	37,466,000
Camarines Sur National High School	165,664,000	10,058,000	175,722,000
Cararayan National High School	28,104,000	2,152,000	30,256,000
Carolina National High School	20,768,000	1,480,000	22,248,000
Concepcion Pequeña National High School	25,262,000	1,722,000	26,984,000
Naga City School of Arts and Trades (Sabang High School, Naga City)	26,225,000	1,989,000	28,214,000
Naga City Science High School	14,968,000	1,026,000	15,994,000

Division of Sorsogon	1,261,793,000	87,113,000	1,348,906,000

Division Office - Proper	389,945,000	36,135,000	426,080,000
Abucay National High School	19,679,000	1,299,000	20,978,000
Barcelona National Comprehensive High School	30,004,000	1,658,000	31,662,000
Biriran National High School	12,991,000	806,000	13,797,000
Buhang National High School	15,020,000	994,000	16,014,000
Bulan National High School	72,577,000	4,158,000	76,735,000
Bulusan High School	21,823,000	1,496,000	23,319,000
Casiguran Technical Vocational School	58,117,000	3,503,000	61,620,000
Castilla National High School	10,577,000	748,000	11,325,000
Cumadcad National High School	32,571,000	2,367,000	34,938,000
Dinapa National High School	14,383,000	1,008,000	15,391,000
Donsol National Comprehensive High School	72,832,000	3,496,000	76,328,000
Donsol Vocational High School	36,774,000	1,338,000	38,112,000
Gabao National High School	19,659,000	1,202,000	20,861,000
Gallanosa National High School	90,259,000	4,795,000	95,054,000
Gubat National High School	69,684,000	3,993,000	73,677,000
Juban High School (Beriran-Juban Extension)	21,360,000	1,648,000	23,008,000
Macalaya National High School	14,763,000	980,000	15,743,000
Magallanes National High School	22,706,000	1,621,000	24,327,000
Magallanes National Vocational High School	19,404,000	1,072,000	20,476,000
Matnog National High School	45,435,000	2,750,000	48,185,000
Pilar National Comprehensive High School	43,693,000	2,032,000	45,725,000
Prieto Diaz National High School	24,519,000	1,688,000	26,207,000
Salvacion National High School	22,145,000	1,615,000	23,760,000
San Francisco National High School	22,985,000	1,363,000	24,348,000
San Isidro National High School (Bulan)	12,079,000	726,000	12,805,000
Sta. Magdalena National High School	29,334,000	1,731,000	31,065,000
Talaonga National High School	16,475,000	891,000	17,366,000

Division of Sorsogon City	314,166,000	21,825,000	335,991,000

Division Office - Proper	92,267,000	8,160,000	100,427,000
Abuyog National High School	15,771,000	1,027,000	16,798,000
Celestino G. Tabuena Memorial National High School	16,682,000	1,160,000	17,842,000
Rawis National High School	25,652,000	1,686,000	27,338,000
Rizal Integrated National School	20,276,000	1,252,000	21,528,000
Sorsogon National High School	143,518,000	8,540,000	152,058,000

Division of Tabaco City	296,876,000	20,892,000	317,768,000

Division Office - Proper	37,002,000	3,049,000	40,051,000
Bantayan National High School	20,645,000	1,542,000	22,187,000
San Antonio National High School, Tabaco	31,311,000	1,964,000	33,275,000
San Lorenzo National High School	33,287,000	2,094,000	35,381,000
San Miguel National High School	16,941,000	1,192,000	18,133,000
Tabaco National High School	157,690,000	11,051,000	168,741,000

274	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VI - Western Visayas	11,612,102,000	887,964,000	12,500,066,000

Division of Aklan	927,597,000	73,075,000	1,000,672,000

Division Office - Proper	239,264,000	23,668,000	262,932,000
Aguinaldo T. Repiedad, Sr. Integrated School	13,819,000	1,050,000	14,869,000
Aklan National High School for Arts and Trades	37,815,000	2,357,000	40,172,000
Altavas National School	38,859,000	2,063,000	40,922,000
Bacan National High School	14,548,000	1,088,000	15,636,000
Batan Academy (A National High School)	16,813,000	961,000	17,774,000
Bay-ang Mapag-ong National High School	7,666,000	615,000	8,281,000
Boracay National High School	23,319,000	1,440,000	24,759,000
Buruanga Vocational School	27,435,000	1,966,000	29,401,000
Calizo National High School	6,663,000	594,000	7,257,000
Camaligan National High School	10,873,000	763,000	11,636,000
Camanci National High School	5,281,000	474,000	5,755,000
Candelaria National High School	14,352,000	943,000	15,295,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)	6,835,000	518,000	7,353,000
Daja Sur National High School	6,374,000	438,000	6,812,000
Dr. Ramon B. Legaspi, Sr. National High School	9,444,000	806,000	10,250,000
Father Julian C. Rago Memorial High School	10,047,000	811,000	10,858,000
Gaudencio L. Vega National High School	9,859,000	891,000	10,750,000
Jose Borromeo Legaspi National High School	10,442,000	803,000	11,245,000
Libacao National Forestry Vocational High School	29,184,000	1,695,000	30,879,000
Liloan National High School	5,947,000	500,000	6,447,000
Linabuan National High School	15,752,000	1,167,000	16,919,000
Linayasan National High School	10,800,000	793,000	11,593,000
Madalag National High School	17,662,000	1,158,000	18,820,000
Makato Integrated School	17,211,000	1,384,000	18,595,000
Malay National High School	22,073,000	1,745,000	23,818,000
Malinao School for Philippine Craftsmen	24,767,000	1,188,000	25,955,000
Maloco National High School	13,817,000	976,000	14,793,000
Naile National High School	12,692,000	947,000	13,639,000
Naisud National High School	13,028,000	979,000	14,007,000
Navitas National High School	3,556,000	350,000	3,906,000
New Washington National Comprehensive High School	31,578,000	2,044,000	33,622,000
Numancia Integrated School	21,672,000	1,553,000	23,225,000
Numancia National School of Fisheries	18,019,000	1,060,000	19,079,000
Ochando National High School	11,884,000	806,000	12,690,000
Ondoy National High School	10,957,000	778,000	11,735,000
Panayakan National High School	7,633,000	568,000	8,201,000
Petronilo C. Ibadlit National High School (Badiangan National High School)	5,891,000	470,000	6,361,000
Regional Science High School for Region VI	19,080,000	2,984,000	22,064,000
Rizal J. Rodriguez, Sr. National High School	6,220,000	578,000	6,798,000
Rosario National High School	6,106,000	515,000	6,621,000
Solido National High School	11,662,000	798,000	12,460,000
Tangalan National High School	19,361,000	1,325,000	20,686,000
Toledo National High School	20,648,000	1,538,000	22,186,000
Torralba National High School	10,176,000	715,000	10,891,000
Unidos National High School	13,154,000	1,057,000	14,211,000
Union National High School	17,359,000	1,155,000	18,514,000

Division of Antique	934,669,000	67,930,000	1,002,599,000

Division Office - Proper	75,155,000	8,500,000	83,655,000

JANUARY 3, 2022	OFFICIAL GAZETTE	275
DEPARTMENT OF EDUCATION

Antique National High School	109,620,000	6,350,000	115,970,000
Antique Vocational School	49,399,000	3,213,000	52,612,000
Aureliana National High School	28,270,000	1,799,000	30,069,000
Barangbang National High School	15,184,000	1,138,000	16,322,000
Barasanan National High School	8,151,000	694,000	8,845,000
Barbaza National High School	25,641,000	1,781,000	27,422,000
Belison National School	30,827,000	1,678,000	32,505,000
Bitadton National High School	11,624,000	854,000	12,478,000
Buhang National High School	10,826,000	827,000	11,653,000
Caluya National High School	25,472,000	1,848,000	27,320,000
Col. Ruperto Abellon National School	24,561,000	1,650,000	26,211,000
Concepcion L. Cazeñas Memorial School	20,538,000	1,249,000	21,787,000
Diclum National High School	10,898,000	705,000	11,603,000
Egaña National High School	12,495,000	1,045,000	13,540,000
Gamad Sto. Tomas National High School	4,309,000	480,000	4,789,000
Gen. Leandro Fullon National School	18,925,000	1,083,000	20,008,000
Gideon M. Cabigunda Memorial School	14,565,000	1,088,000	15,653,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)	14,577,000	1,191,000	15,768,000
Governor Julian Fullon Pacificador National School	16,229,000	1,099,000	17,328,000
Igburi National High School	10,409,000	918,000	11,327,000
Igcado National High School	3,597,000	353,000	3,950,000
Igpalge National High School	7,890,000	430,000	8,320,000
Laua-an National High School	17,440,000	1,197,000	18,637,000
Libertad National Vocational High School	23,341,000	1,401,000	24,742,000
Lirio M. Escaño, Sr. National School	20,123,000	1,399,000	21,522,000
Mag-aba National High School	12,069,000	943,000	13,012,000
Moscoso-Rios National High School	22,938,000	1,822,000	24,760,000
Northern Antique Vocational School	45,034,000	3,433,000	48,467,000
Northern Bugasong National High School	11,793,000	629,000	12,422,000
Pandan National Vocational High School	20,528,000	1,661,000	22,189,000
Pangpang National High School	14,883,000	989,000	15,872,000
Pascual M. Osuyos Memorial High School (Aras-asan National High School)	7,051,000	521,000	7,572,000
Patria National High School	11,595,000	802,000	12,397,000
Pis-anan National High School	22,240,000	1,486,000	23,726,000
San Antonio National High School	7,645,000	606,000	8,251,000
San Pedro National High School	13,619,000	1,059,000	14,678,000
San Roque Ezpeleta National High School	10,278,000	876,000	11,154,000
Sibalom National High School	29,130,000	2,135,000	31,265,000
Sido-San Juan National High School	12,849,000	629,000	13,478,000
Southern Bugasong National High School	8,180,000	710,000	8,890,000
Sta. Ana National High School	5,393,000	443,000	5,836,000
Sta. Justa National High School	15,578,000	1,100,000	16,678,000
Tario Lim National Memorial High School	21,324,000	1,417,000	22,741,000
Tinogboc National High School	6,185,000	485,000	6,670,000
Union National High School	9,573,000	857,000	10,430,000
Valderrama National High School	16,718,000	1,357,000	18,075,000

Division of Bacolod City	665,196,000	47,789,000	712,985,000

Division Office - Proper	48,361,000	6,998,000	55,359,000
Abkasa National High School	10,166,000	719,000	10,885,000
Alangilan National High School	11,322,000	946,000	12,268,000
Bacolod City National High School	109,347,000	6,346,000	115,693,000
Barangay Singcang Airport National High School	33,933,000	2,223,000	36,156,000
Bata National High School	46,058,000	3,061,000	49,119,000

276	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Domingo Lacson National High School	71,467,000	4,689,000	76,156,000
Emiliano Lizares National High School	44,630,000	2,777,000	47,407,000
Generoso Villanueva, Sr. National High School	11,988,000	878,000	12,866,000
Handumanan National High School (MRRP National High School)	60,925,000	4,243,000	65,168,000
Luis Hervias National High School	45,433,000	2,690,000	48,123,000
Luisa Medel National High School	38,867,000	2,667,000	41,534,000
Mansilingan Agro-Industrial High School	39,599,000	3,026,000	42,625,000
Paglaum Village National High School	13,438,000	1,243,000	14,681,000
Sum-ag National High School	72,419,000	4,540,000	76,959,000
Teofilo Gensoli, Sr. Memorial High School	7,243,000	743,000	7,986,000

Division of Bago City	247,819,000	20,758,000	268,577,000

Division Office - Proper	182,000	1,317,000	1,499,000
Ramon Torres Dulao National High School	21,833,000	1,631,000	23,464,000
Ramon Torres Luisiana National High School	47,679,000	2,906,000	50,585,000
Ramon Torres Ma-ao Sugar Central National High School	23,721,000	1,767,000	25,488,000
Ramon Torres Malingin National High School	19,277,000	1,263,000	20,540,000
Ramon Torres National High School	107,749,000	9,842,000	117,591,000
Ramon Torres Sagasa National High School	12,363,000	987,000	13,350,000
Ramon Torres Taloc National High School	15,015,000	1,045,000	16,060,000

Division of Cadiz City	245,188,000	19,077,000	264,265,000

Division Office - Proper	50,087,000	6,045,000	56,132,000
Cadiz Viejo National High School	9,928,000	791,000	10,719,000
Caduha-an National High School	29,138,000	1,796,000	30,934,000
Dr. Vicente F. Gustilo Memorial National High School	90,117,000	5,187,000	95,304,000
Mabini National High School	14,608,000	1,136,000	15,744,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)	6,926,000	716,000	7,642,000
SPED High School	7,011,000	616,000	7,627,000
Tiglawigan National High School	17,639,000	1,256,000	18,895,000
Villacin National High School	19,734,000	1,534,000	21,268,000

Division of Capiz	1,035,900,000	77,510,000	1,113,410,000

Division Office - Proper	87,326,000	14,516,000	101,842,000
Arturo Jugo National High School	7,256,000	506,000	7,762,000
Bongsuan National High School	16,796,000	1,386,000	18,182,000
Cabug-cabug National High School	42,190,000	2,721,000	44,911,000
Camburanan National High School	7,433,000	623,000	8,056,000
Candelaria National High School	13,459,000	817,000	14,276,000
Capiz National High School	113,210,000	5,751,000	118,961,000
Casanayan National High School	14,737,000	1,184,000	15,921,000
Col. Patrocenio Artuz National High School	15,299,000	1,163,000	16,462,000
Commissioner Luis R. Asis National High School	31,183,000	2,017,000	33,200,000
Concepcion Castro Garcia National High School	15,598,000	986,000	16,584,000
Cuartero National High School	23,376,000	1,504,000	24,880,000
Dao National High School	19,599,000	1,669,000	21,268,000
David Moises Memorial High School (Balit National High School)	12,216,000	966,000	13,182,000
Don Felix Balgos Memorial National High School	11,360,000	779,000	12,139,000
Dr. Vicente V. Andaya, Sr. National High School	36,833,000	2,157,000	38,990,000
Dulangan National High School	14,096,000	1,099,000	15,195,000
Dumalag Central National High School	24,277,000	1,794,000	26,071,000
Estefania Montemayor National High School	22,188,000	1,584,000	23,772,000

JANUARY 3, 2022	OFFICIAL GAZETTE	277
DEPARTMENT OF EDUCATION

Florentina Batoampo Degala National High School	11,193,000	934,000	12,127,000
Hipona National High School	29,236,000	2,082,000	31,318,000
Ivisan National High School	39,305,000	2,549,000	41,854,000
Jagnaya National High School	14,546,000	971,000	15,517,000
Jamindan National High School	33,690,000	2,115,000	35,805,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)	10,580,000	699,000	11,279,000
Lucero National High School	11,337,000	807,000	12,144,000
Maayon National High School	38,312,000	2,463,000	40,775,000
Macario Delfin Bermejo National High School (Jaena Norte)	11,298,000	885,000	12,183,000
Maindang National High School	13,606,000	1,032,000	14,638,000
Malonoy National High School	14,653,000	896,000	15,549,000
Mambusao East National High School (Extension of David Moises Memorial High School)	11,971,000	795,000	12,766,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)	21,185,000	1,494,000	22,679,000
Manuel F. Onato Memorial High School	11,690,000	868,000	12,558,000
Marciano Patricio National High School (Pilar National High School)	21,553,000	1,790,000	23,343,000
Mayor Ramon A. Benjamin, Sr. Memorial High School	12,236,000	929,000	13,165,000
Panitan National High School	46,770,000	2,841,000	49,611,000
Pontevedra National High School	40,112,000	2,681,000	42,793,000
Putian National High School	8,140,000	578,000	8,718,000
San Nicolas National High School, Pilar	10,360,000	962,000	11,322,000
San Nicolas National High School, Tapaz	13,350,000	833,000	14,183,000
Sapian National High School	37,078,000	2,015,000	39,093,000
Tapaz National High School	26,692,000	1,833,000	28,525,000
Tuburan National High School - F. Degala National High School Extension	18,575,000	1,236,000	19,811,000

Division of Escalante City	161,077,000	13,779,000	174,856,000

Division Office - Proper	880,000	4,082,000	4,962,000
Buenavista National High School	23,359,000	1,291,000	24,650,000
Dian-ay National High School	13,746,000	1,074,000	14,820,000
Escalante National High School	76,290,000	3,838,000	80,128,000
Mabini National High School	19,775,000	1,425,000	21,200,000
Old Poblacion National High School	18,714,000	1,317,000	20,031,000
Tamlang National High School (Escalante National High School Extension)	8,313,000	752,000	9,065,000

Division of Guimaras	299,793,000	20,391,000	320,184,000

Division Office - Proper	44,608,000	3,261,000	47,869,000
Alegria National High School	8,277,000	714,000	8,991,000
Buenavista National High School	38,252,000	2,432,000	40,684,000
Cabalagnan National High School	14,437,000	1,021,000	15,458,000
Desiderio C. Gange National High School	18,100,000	1,288,000	19,388,000
Dr. Catalino Gallego Nava Memorial High School	19,162,000	1,359,000	20,521,000
East Valencia National High School	13,669,000	866,000	14,535,000
Getulio National High School	6,058,000	537,000	6,595,000
Jordan National High School	32,036,000	1,965,000	34,001,000
Nueva Valencia National High School	28,680,000	1,640,000	30,320,000
Remedios E. Vilches-San Lorenzo National High School	18,998,000	1,428,000	20,426,000

278	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Salvacion National High School	14,680,000	1,021,000	15,701,000
Simeon J. Jabasa National High School	12,652,000	856,000	13,508,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)	30,184,000	2,003,000	32,187,000

Division of Himamaylan City	140,342,000	12,353,000	152,695,000

Division Office - Proper	33,625,000	5,156,000	38,781,000
Aguisan National High School	18,389,000	1,372,000	19,761,000
Carabalan National High School	12,444,000	950,000	13,394,000
Don Florencio Villafranca Memorial National High School	5,061,000	509,000	5,570,000
Himamaylan National High School	49,723,000	3,558,000	53,281,000
Raymundo Tongson National High School	21,100,000	808,000	21,908,000

Division of Iloilo	3,184,317,000	244,658,000	3,428,975,000

Division Office - Proper	431,400,000	57,364,000	488,764,000
Abangay National High School	10,240,000	885,000	11,125,000
Acao National High School	4,386,000	415,000	4,801,000
Ajuy National High School	36,464,000	2,625,000	39,089,000
Alcarde-Gustilo Memorial National High School	15,094,000	1,082,000	16,176,000
Alejandro Firmeza Memorial National High School	13,517,000	867,000	14,384,000
Alimodian National Comprehensive High School	42,393,000	2,627,000	45,020,000
Ambrosio Maido Memorial National High School	5,253,000	430,000	5,683,000
Anilao National High School	33,269,000	2,253,000	35,522,000
Ardemil National High School	8,761,000	834,000	9,595,000
Aurea Belonia Memorial High School	6,921,000	563,000	7,484,000
Badiangan National High School	18,857,000	1,337,000	20,194,000
Badlan National High School	8,696,000	913,000	9,609,000
Balasan National High School	57,964,000	3,992,000	61,956,000
Banate National High School	48,067,000	2,920,000	50,987,000
Barosong National High School	6,666,000	531,000	7,197,000
Barotac Nuevo Comprehensive National High School	56,055,000	3,765,000	59,820,000
Barotac Viejo National High School	52,907,000	3,518,000	56,425,000
Barroc National High School	10,128,000	745,000	10,873,000
Batad National High School	21,862,000	1,785,000	23,647,000
Batuan-Cadinglian National High School	7,346,000	650,000	7,996,000
Bay-ang National High School	6,441,000	562,000	7,003,000
Binabaan National High School	11,894,000	841,000	12,735,000
Binaliuan National High School	10,728,000	828,000	11,556,000
Bingawan National High School	18,744,000	1,295,000	20,039,000
Bololacao National High School	7,642,000	732,000	8,374,000
Botong Cabanbanan National High School	17,143,000	1,159,000	18,302,000
Buayahon Bantay National High School	4,302,000	356,000	4,658,000
Bucari National High School	8,604,000	621,000	9,225,000
Buga National High School	12,765,000	855,000	13,620,000
Burak National High School	4,098,000	377,000	4,475,000
Cabatuan National Comprehensive High School	79,210,000	4,710,000	83,920,000
Cadagmayan National High School	7,040,000	583,000	7,623,000
Calinog National Comprehensive High School	37,468,000	2,240,000	39,708,000
Calmay National High School	10,301,000	789,000	11,090,000
Camangahan National High School	13,054,000	1,135,000	14,189,000
Camiros National High School	8,288,000	535,000	8,823,000
Carlos Lopez National High School	25,545,000	2,009,000	27,554,000
Carvasana National High School	11,296,000	909,000	12,205,000
Cawayan National High School	37,137,000	2,568,000	39,705,000
Cayos National High School	8,083,000	622,000	8,705,000
Cordova National High School	6,996,000	527,000	7,523,000

JANUARY 3, 2022	OFFICIAL GAZETTE	279
DEPARTMENT OF EDUCATION

Culasi National High School	12,158,000	1,115,000	13,273,000
Daga-Barasan National High School	6,222,000	545,000	6,767,000
Dapdap National High School	6,991,000	521,000	7,512,000
Dingle National High School	28,646,000	1,878,000	30,524,000
Don Benjamin Jalandoni, Sr. National High School	7,986,000	604,000	8,590,000
Don Casemiro Andrada Y Cuaresma National High School	28,691,000	1,628,000	30,319,000
Don Esteban S. Javellana National High School	18,576,000	1,200,000	19,776,000
Don Felix Serra National High School	29,641,000	1,796,000	31,437,000
Don Jose Sustiguer Monfort National High School	19,436,000	1,210,000	20,646,000
Dorog National High School	6,711,000	542,000	7,253,000
Dueñas General Comprehensive High School	46,211,000	2,691,000	48,902,000
Dumangas National High School	67,383,000	4,570,000	71,953,000
Escalantera National High School	7,479,000	591,000	8,070,000
Estancia National High School	70,389,000	4,888,000	75,277,000
Gines National High School	8,658,000	647,000	9,305,000
Ginot-an National High School	6,465,000	508,000	6,973,000
Granada National High School	24,355,000	1,344,000	25,699,000
Guimbal National High School	38,202,000	2,639,000	40,841,000
Igbaras National High School	41,542,000	2,208,000	43,750,000
Iloilo National High School	102,952,000	5,654,000	108,606,000
Jamabalud National High School	7,658,000	776,000	8,434,000
Janiuay National Comprehensive High School	71,479,000	4,719,000	76,198,000
Jelicuon-Cabugao National High School	4,039,000	450,000	4,489,000
Kirayan National High School	9,623,000	753,000	10,376,000
Lambunao National High School	78,001,000	4,392,000	82,393,000
Lapayon National High School	6,837,000	604,000	7,441,000
Lawigan National High School	9,202,000	717,000	9,919,000
Leganes National High School	40,051,000	3,255,000	43,306,000
Lemery National High School	28,025,000	1,950,000	29,975,000
Leon National High School	36,463,000	2,309,000	38,772,000
Leonora S. Salapantan National High School	49,625,000	3,161,000	52,786,000
Luca National High School	11,196,000	791,000	11,987,000
Maasin National Comprehensive High School	25,514,000	1,900,000	27,414,000
Malapaya National High School	8,296,000	653,000	8,949,000
Malitbog National High School	15,873,000	1,113,000	16,986,000
Malusgod National High School	6,429,000	503,000	6,932,000
Manuel A. Aaron Memorial National High School	13,608,000	949,000	14,557,000
Mateo National High School (Doroteo De La Nota National High School)	6,871,000	637,000	7,508,000
Miag-ao National High School	29,682,000	1,911,000	31,593,000
Mina National High School	41,013,000	2,784,000	43,797,000
Nabitasan National High School	6,883,000	631,000	7,514,000
Nalundan National High School	7,698,000	621,000	8,319,000
Napnapan National High School	7,731,000	616,000	8,347,000
New Lucena National Comprehensive High School	15,959,000	1,277,000	17,236,000
New Lucena National High School	14,702,000	990,000	15,692,000
Nicomedes R. Tubar, Sr. National High School	31,693,000	2,342,000	34,035,000
Oton National High School	80,225,000	4,897,000	85,122,000
Palaca-Damilisan National High School	16,133,000	981,000	17,114,000
Palanguia National High School	15,823,000	1,194,000	17,017,000
Parara National High School	7,373,000	558,000	7,931,000
Particion National High School	7,621,000	602,000	8,223,000
Pavia National High School	79,490,000	4,972,000	84,462,000
Payao National High School	6,516,000	584,000	7,100,000
Pili National High School	13,092,000	950,000	14,042,000
Pototan National High School	64,936,000	4,508,000	69,444,000
Purificacion P. Dolor Monfort National High School	21,234,000	1,288,000	22,522,000
Quiling National High School	3,696,000	397,000	4,093,000

280	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Roberto H. Tirol National High School (Concepcion NHS)	38,210,000	2,796,000	41,006,000
Rufino G. Palabrica, Sr. National High School	23,554,000	1,620,000	25,174,000
San Enrique National Comprehensive High School	27,640,000	1,919,000	29,559,000
San Fernando National High School	9,362,000	751,000	10,113,000
San Joaquin School of Fisheries	22,272,000	1,212,000	23,484,000
San Luis National High School	6,039,000	582,000	6,621,000
San Rafael National High School (Miagao)	6,150,000	558,000	6,708,000
San Rafael National High School (San Rafael)	30,907,000	2,231,000	33,138,000
Sara National High School	56,908,000	3,606,000	60,514,000
Sinogbuhan National High School	5,806,000	518,000	6,324,000
Siwalo National High School	4,616,000	425,000	5,041,000
Sta. Barbara National Comprehensive High School	69,221,000	4,188,000	73,409,000
Sta. Rita National High School	8,578,000	702,000	9,280,000
Tagsing-Buyo National High School	8,518,000	808,000	9,326,000
Tigbauan National High School, Maasin	3,743,000	408,000	4,151,000
Tigbauan National High School, Tigbauan	46,700,000	2,692,000	49,392,000
Tina National High School	8,306,000	679,000	8,985,000
Tiolas National High School	9,688,000	719,000	10,407,000
Tiring National High School	6,577,000	618,000	7,195,000
Tubungan National High School	23,579,000	1,542,000	25,121,000
Wenceslao S. Grio National High School (Puyas National High School)	4,564,000	385,000	4,949,000
Zarraga National High School	41,370,000	2,831,000	44,201,000

Division of Iloilo City	495,352,000	33,591,000	528,943,000

Division Office - Proper	53,468,000	5,631,000	59,099,000
Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)	12,028,000	842,000	12,870,000
Fort San Pedro National High School	33,977,000	2,135,000	36,112,000
Iloilo City National High School	113,863,000	6,805,000	120,668,000
Jalandoni Memorial National High School	36,948,000	2,345,000	39,293,000
Jaro National High School	59,905,000	4,088,000	63,993,000
La Paz National High School	59,437,000	3,766,000	63,203,000
Mandurriao National High School	51,472,000	3,188,000	54,660,000
Melchor L. Nava National High School (Iloilo City NHS - Calaparan Extension)	22,162,000	1,402,000	23,564,000
Ramon Avanceña National High School	52,092,000	3,389,000	55,481,000

Division of Kabankalan City	286,275,000	24,153,000	310,428,000

Division Office - Proper	103,585,000	9,818,000	113,403,000
Bantayan National High School	19,222,000	1,400,000	20,622,000
Binicuil National High School	20,545,000	1,269,000	21,814,000
Camansi National High School	11,259,000	1,106,000	12,365,000
Florentino Galang, Sr. National High School	36,173,000	3,016,000	39,189,000
Inapoy National High School	6,726,000	631,000	7,357,000
Locotan National High School	10,164,000	838,000	11,002,000
Salong National High School	17,999,000	1,535,000	19,534,000
Tabugon National High School	21,105,000	1,598,000	22,703,000
Tampalon National High School	17,787,000	1,429,000	19,216,000
Tapi National High School	21,710,000	1,513,000	23,223,000

Division of La Carlota City	135,760,000	8,997,000	144,757,000

Division Office - Proper	6,541,000	896,000	7,437,000
Doña Hortencia Salas Benedicto National High School	97,110,000	5,652,000	102,762,000

JANUARY 3, 2022	OFFICIAL GAZETTE	281
DEPARTMENT OF EDUCATION

La Granja National High School	18,748,000	1,353,000	20,101,000
San Miguel National High School	13,361,000	1,096,000	14,457,000

Division of Negros Occidental	1,790,888,000	138,519,000	1,929,407,000

Division Office - Proper	118,894,000	26,557,000	145,451,000
Agpangi National High School	9,182,000	783,000	9,965,000
Andres Gumban Memorial National High School	13,785,000	1,009,000	14,794,000
Andulauan National High School	8,810,000	367,000	9,177,000
Antipolo National High School	22,214,000	1,559,000	23,773,000
Barangay Alegria National High School	10,744,000	850,000	11,594,000
Biao National High School	8,491,000	874,000	9,365,000
Binalbagan National High School (Paglaum National High School)	37,064,000	2,116,000	39,180,000
Bocana National High School	14,700,000	840,000	15,540,000
Bug-ang National High School	12,980,000	1,055,000	14,035,000
Bulata National High School	7,177,000	623,000	7,800,000
Bulwangan National High School	41,247,000	2,243,000	43,490,000
Cabacungan National High School	29,127,000	1,697,000	30,824,000
Calatrava National High School	59,639,000	3,174,000	62,813,000
Camalanda-an National High School	11,252,000	908,000	12,160,000
Caningay National High School	15,717,000	884,000	16,601,000
Cansilayan National High School	14,436,000	1,092,000	15,528,000
Catalino Solinguen National High School (Miranda National High School)	10,338,000	808,000	11,146,000
Cauayan National High School	22,622,000	1,822,000	24,444,000
Col. Griffin National High School	22,685,000	1,728,000	24,413,000
Culipapa National High School	19,059,000	1,438,000	20,497,000
Don Hilarion G. Gonzaga Memorial High School	21,735,000	1,567,000	23,302,000
Don Simplicio Lizares Memorial National High School	11,923,000	890,000	12,813,000
Dr. Antonio Lizares National High School	22,733,000	1,643,000	24,376,000
E. B. Magalona National High School	63,041,000	4,384,000	67,425,000
Enriqueta Montilla de Esteban Memorial High School	31,494,000	2,140,000	33,634,000
Eva J. Montilla National High School	13,479,000	1,246,000	14,725,000
Florentina F. Caña Recto Memorial High School	14,447,000	859,000	15,306,000
Guiljungan National High School	34,443,000	2,176,000	36,619,000
Guiljungan National High School - Tuyom Extension	20,505,000	1,407,000	21,912,000
Guinpanaan National High School	47,302,000	1,304,000	48,606,000
Hinigaran National High School	75,053,000	4,943,000	79,996,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)	24,222,000	1,588,000	25,810,000
Isabela National High School	69,301,000	3,988,000	73,289,000
La Castellana National High School	73,853,000	6,304,000	80,157,000
Labi-labi National High School	11,126,000	721,000	11,847,000
Lopez Jaena National High School	39,420,000	2,852,000	42,272,000
Manalad National High School	7,676,000	626,000	8,302,000
Manapla National High School	64,852,000	4,011,000	68,863,000
Murcia National High School	36,732,000	2,898,000	39,630,000
Negros Occidental High School	127,103,000	7,984,000	135,087,000
Negros Occidental National Industrial School of Home Industries	25,138,000	1,447,000	26,585,000
Pahilanga National High School	10,181,000	781,000	10,962,000
Payao National High School	26,115,000	1,856,000	27,971,000
Pontevedra National High School	32,102,000	2,255,000	34,357,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)	17,734,000	1,214,000	18,948,000
Rafael B. Lacson Memorial High School	48,514,000	3,574,000	52,088,000

282	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

San Enrique High School	17,790,000	1,370,000	19,160,000
San Isidro National High School, Pontevedra	10,025,000	799,000	10,824,000
Sofronio Carmona Memorial National High School	23,715,000	1,983,000	25,698,000
Tabao National High School	27,249,000	1,623,000	28,872,000
Tabu National High School	27,310,000	1,909,000	29,219,000
Tanza National High School	8,264,000	755,000	9,019,000
Tigbao National High School	15,775,000	920,000	16,695,000
Tinongon National High School	12,511,000	842,000	13,353,000
Toboso National High School	31,680,000	2,150,000	33,830,000
Valladolid National High School	25,198,000	1,824,000	27,022,000
Victorias National High School	110,984,000	7,259,000	118,243,000

Division of Passi City	151,087,000	11,419,000	162,506,000

Division Office - Proper	39,365,000	4,008,000	43,373,000
Mulapula National High School	9,666,000	753,000	10,419,000
Passi National High School	82,419,000	5,103,000	87,522,000
Salngan National High School	19,637,000	1,555,000	21,192,000

Division of Roxas City	179,974,000	16,815,000	196,789,000

Division Office - Proper	44,643,000	7,107,000	51,750,000
Bago National High School	4,853,000	433,000	5,286,000
Balijuagan National High School	11,142,000	719,000	11,861,000
Congressman Ramon A. Arnaldo High School	36,300,000	3,353,000	39,653,000
Culasi National High School	10,625,000	820,000	11,445,000
Dumulog National High School	10,201,000	651,000	10,852,000
Milibili National High School	8,989,000	677,000	9,666,000
Roxas City School of Philippine Craftsmen	31,063,000	1,688,000	32,751,000
Tanque National High School	22,158,000	1,367,000	23,525,000

Division of Sagay City	248,414,000	20,097,000	268,511,000

Division Office - Proper	71,808,000	8,736,000	80,544,000
Bato National High School	23,568,000	1,501,000	25,069,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)	29,009,000	2,156,000	31,165,000
Sagay National High School	100,735,000	5,907,000	106,642,000
Serafin V. Aguilar Integrated School (Serafin V. Aguilar National High School)	5,087,000	406,000	5,493,000
Vito National High School	18,207,000	1,391,000	19,598,000

Division of San Carlos City	155,892,000	10,655,000	166,547,000

Division Office - Proper	9,601,000	805,000	10,406,000
Bagonbon National High School	15,141,000	1,013,000	16,154,000
Don Carlos Ledesma National High School	27,170,000	1,850,000	29,020,000
Julio Ledesma National High School	77,817,000	5,058,000	82,875,000
Quezon National High School	26,163,000	1,929,000	28,092,000

Division of Silay City	197,831,000	16,005,000	213,836,000

Division Office - Proper	71,187,000	7,519,000	78,706,000
Barangay Guimbaloan National High School	11,703,000	902,000	12,605,000
Doña Montserrat Lopez Memorial High School	114,941,000	7,584,000	122,525,000

JANUARY 3, 2022	OFFICIAL GAZETTE	283
DEPARTMENT OF EDUCATION

Division of Sipalay City	128,731,000	10,393,000	139,124,000

Division Office - Proper	24,893,000	7,209,000	32,102,000
Gil Montilla National High School	80,109,000	2,062,000	82,171,000
Nabulao National High School	23,729,000	1,122,000	24,851,000

Region VII - Central Visayas	10,722,603,000	852,770,000	11,575,373,000

Division of Bais City	152,682,000	11,860,000	164,542,000

Division Office - Proper	70,011,000	8,822,000	78,833,000
Bais City National High School (Main)	82,671,000	3,038,000	85,709,000

Division of Bayawan City	216,400,000	21,290,000	237,690,000

Division Office - Proper	33,477,000	12,667,000	46,144,000
Basay National High School	27,236,000	1,692,000	28,928,000
Bayawan National High School	98,907,000	4,837,000	103,744,000
Kalumboyan National High School	56,780,000	2,094,000	58,874,000

Division of Bogo City	90,519,000	7,773,000	98,292,000

Division Office - Proper	47,248,000	7,139,000	54,387,000
Eduardo T. Oporto Memorial National High School	43,271,000	634,000	43,905,000

Division of Bohol	2,046,659,000	146,501,000	2,193,160,000

Division Office - Proper	828,821,000	74,959,000	903,780,000
Aguining National High School	42,081,000	1,541,000	43,622,000
Alicia Technical Vocational High School	25,662,000	1,606,000	27,268,000
Baclayon National High School	15,445,000	1,002,000	16,447,000
Batuan National High School	17,734,000	1,250,000	18,984,000
Biabas Trade High School	18,871,000	1,314,000	20,185,000
Biking Technical Vocational High School	16,243,000	1,077,000	17,320,000
Bilar National High School	20,718,000	1,251,000	21,969,000
Cabilao National High School	15,842,000	841,000	16,683,000
Calape National High School	29,429,000	1,711,000	31,140,000
Camambugan National High School	21,508,000	1,236,000	22,744,000
Campao Oriental National High School	14,619,000	821,000	15,440,000
Cangawa National High School	28,838,000	1,707,000	30,545,000
Catigbian National High School	19,546,000	1,164,000	20,710,000
Clarin School of Fisheries	20,786,000	1,168,000	21,954,000
Corella National High School	20,752,000	1,239,000	21,991,000
Dagohoy National High School	23,889,000	1,410,000	25,299,000
Danao National High School	19,800,000	1,334,000	21,134,000
Francisco L. Adlaon High School	17,317,000	890,000	18,207,000
Guinacot National High School	19,069,000	1,277,000	20,346,000
Hanopol National High School	11,607,000	744,000	12,351,000
Hinlayagan National High School	17,495,000	912,000	18,407,000
Inabanga High School, Nabuad	29,004,000	1,828,000	30,832,000
Katipunan National High School	25,459,000	1,299,000	26,758,000
La Hacienda National High School	14,378,000	972,000	15,350,000
La Union National High School	16,760,000	947,000	17,707,000
Lila National High School	22,115,000	1,474,000	23,589,000
Loboc National High School	10,815,000	738,000	11,553,000
Lourdes National High School	38,373,000	2,480,000	40,853,000
Mahayag National High School	15,681,000	1,168,000	16,849,000
Mayor A. R. Tuazon National School of Fisheries	15,509,000	937,000	16,446,000
Nahawan National High School	18,144,000	1,044,000	19,188,000

284	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Pangangan National High School, Main	13,174,000	779,000	13,953,000
Pilar Technical Vocational High School	29,054,000	1,790,000	30,844,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts	28,140,000	1,629,000	29,769,000
San Agustin National High School	40,953,000	1,927,000	42,880,000
San Isidro National High School, San Isidro	14,212,000	844,000	15,056,000
San Isidro Technical Vocational High School	13,847,000	912,000	14,759,000
San Jose National High School, Inabanga	16,699,000	954,000	17,653,000
San Jose National High School, Talibon	66,978,000	3,219,000	70,197,000
San Miguel Technical Vocational High School	26,803,000	1,774,000	28,577,000
San Pascual National Agricultural High School	20,454,000	1,108,000	21,562,000
San Roque National High School, Albuquerque, Bohol	23,629,000	1,454,000	25,083,000
San Roque National High School, Mabini, Bohol	24,545,000	1,443,000	25,988,000
Sevilla National High School	15,526,000	714,000	16,240,000
Sierra Bullones Technical Vocational High School	39,158,000	1,719,000	40,877,000
Sikatuna National Agricultural High School	18,160,000	899,000	19,059,000
Southern Inabanga High School	18,933,000	1,408,000	20,341,000
Tabalong National High School	25,769,000	1,684,000	27,453,000
Tabuan National High School	14,238,000	768,000	15,006,000
Tagum Sur National High School	14,211,000	1,047,000	15,258,000
Tubigon West National High School	30,416,000	1,808,000	32,224,000
Tulang National High School (Getafe High School)	15,399,000	1,168,000	16,567,000
Union National High School	19,612,000	1,206,000	20,818,000
Valencia Technical Vocational High School	44,439,000	2,906,000	47,345,000

Division of Carcar City	182,309,000	14,159,000	196,468,000

Division Office - Proper	84,897,000	7,251,000	92,148,000
Carcar National High School (Poblacion Night)	35,912,000	2,461,000	38,373,000
Ocaña National High School (Valladolid National High School Extension)	38,467,000	2,812,000	41,279,000
Valladolid National High School	23,033,000	1,635,000	24,668,000

Division of Cebu City	1,122,965,000	80,648,000	1,203,613,000

Division Office - Proper	281,889,000	32,838,000	314,727,000
Abellana National High School (Day & Night)	102,569,000	6,216,000	108,785,000
Adlaon National High School	5,948,000	685,000	6,633,000
Bonbon National High School	22,626,000	1,339,000	23,965,000
Busay National High School	11,673,000	846,000	12,519,000
Camp Lapu-Lapu National High School (Day & Night)	50,091,000	2,331,000	52,422,000
Cebu City National Science High School	20,745,000	1,216,000	21,961,000
Don Carlos Gothong Memorial National High School	116,751,000	5,749,000	122,500,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)	81,981,000	3,738,000	85,719,000
Don Vicente Rama Memorial High School (Day & Night)	81,159,000	4,354,000	85,513,000
Florencio S. Urot Memorial National High School	73,021,000	3,926,000	76,947,000
Guba National High School	10,735,000	883,000	11,618,000
Mambaling National High School (Night)	13,891,000	1,114,000	15,005,000
Pardo National High School (Day & Night)	71,580,000	4,909,000	76,489,000
Pit-os National High School (Day & Night)	42,906,000	2,325,000	45,231,000
Ramon Duterte Memorial National High School (Day & Night)	81,193,000	4,502,000	85,695,000
Talamban National High School	54,207,000	3,677,000	57,884,000

JANUARY 3, 2022	OFFICIAL GAZETTE	285
DEPARTMENT OF EDUCATION

Division of Cebu Province	2,946,395,000	256,800,000	3,203,195,000

Division Office - Proper	801,345,000	148,653,000	949,998,000
Aloguinsan National High School	28,941,000	2,020,000	30,961,000
Arcelo Memorial National High School (San Vicente National High School)	129,671,000	5,381,000	135,052,000
Badian National High School	59,379,000	2,755,000	62,134,000
Bala National High School	20,140,000	917,000	21,057,000
Bantayan National High School	83,750,000	4,040,000	87,790,000
Bartolome and Manuela Pañares Memorial National High School	28,810,000	1,614,000	30,424,000
Bitoon National Vocational High School	41,024,000	2,745,000	43,769,000
Boljoon National High School	27,663,000	894,000	28,557,000
Buanoy National High School	97,214,000	5,107,000	102,321,000
Bulak National High School	18,662,000	890,000	19,552,000
Cabangahan National High School	67,979,000	2,371,000	70,350,000
Calape National High School	56,222,000	2,291,000	58,513,000
Camotes National High School	60,696,000	3,145,000	63,841,000
Carmen National High School	66,306,000	4,157,000	70,463,000
Catmon National High School	46,249,000	1,802,000	48,051,000
Cogon National High School	16,755,000	1,058,000	17,813,000
Colawin National High School	44,826,000	1,081,000	45,907,000
Compostela National High School	43,967,000	2,871,000	46,838,000
Consolacion National High School	94,080,000	3,857,000	97,937,000
Daanbantayan National High School	41,795,000	2,711,000	44,506,000
Dalaguete National High School	84,884,000	2,469,000	87,353,000
Doña Liling Neis Negapatan National High School	20,965,000	1,149,000	22,114,000
Juan Pamplona National High School (Tabuelan NHS)	29,021,000	1,534,000	30,555,000
Kawit National High School	32,293,000	1,792,000	34,085,000
Lamac National High School	18,349,000	1,410,000	19,759,000
Lambusan National High School	32,840,000	1,377,000	34,217,000
Langin National High School	32,979,000	690,000	33,669,000
Lipata National High School	22,386,000	1,604,000	23,990,000
Looc Norte National High School	20,377,000	1,670,000	22,047,000
Madridejos National High School	72,351,000	3,551,000	75,902,000
Maya National High School	23,634,000	1,513,000	25,147,000
Moalboal National High School	30,706,000	1,976,000	32,682,000
Montaneza National High School	19,952,000	1,293,000	21,245,000
Montealegre National High School	55,500,000	637,000	56,137,000
Mulao National High School	28,103,000	1,160,000	29,263,000
Patupat National High School	22,822,000	1,074,000	23,896,000
Pinamungajan National High School	48,382,000	3,588,000	51,970,000
Pitalo National High School	15,519,000	1,105,000	16,624,000
San Remigio National High School	45,817,000	2,939,000	48,756,000
San Sebastian National High School	13,754,000	978,000	14,732,000
Sangat National High School	37,889,000	1,937,000	39,826,000
Santa Fe National High School	59,820,000	3,353,000	63,173,000
Santa Lucia National High School	25,815,000	1,755,000	27,570,000
Santander National High School	44,283,000	2,230,000	46,513,000
Sibonga National High School	34,319,000	2,544,000	36,863,000
Simala National High School	14,822,000	1,103,000	15,925,000
Tabunan National High School	42,475,000	1,664,000	44,139,000
Tayud National High School	32,627,000	2,123,000	34,750,000
Tubod National High School (Camp 7 NHS Extension)	36,994,000	1,568,000	38,562,000
Tulay National High School	31,055,000	2,035,000	33,090,000
Tungkop National High School	23,351,000	1,846,000	25,197,000
Usmad National High School	16,837,000	773,000	17,610,000

286	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Danao City	281,433,000	21,927,000	303,360,000

Division Office - Proper	149,389,000	17,178,000	166,567,000
Estefa O. Monte Memorial National High School	59,347,000	684,000	60,031,000
Guinsay National High School	18,813,000	1,396,000	20,209,000
Lawaan National High School	39,362,000	1,693,000	41,055,000
Ubaldo Iway Memorial National High School	14,522,000	976,000	15,498,000

Division of Dumaguete City	139,015,000	10,766,000	149,781,000

Division Office - Proper	13,444,000	2,267,000	15,711,000
Dumaguete City National High School, Junob	27,657,000	1,920,000	29,577,000
Dumaguete City National High School, Main - Calindagan	61,721,000	2,963,000	64,684,000
Dumaguete City Science High School	14,318,000	2,340,000	16,658,000
Taclobo National High School	21,875,000	1,276,000	23,151,000

Division of Guihulngan City	190,670,000	14,891,000	205,561,000

Division Office - Proper	73,105,000	8,208,000	81,313,000
Guihulngan National High School, Poblacion	68,433,000	3,826,000	72,259,000
Tagbino Provincial High School	32,686,000	1,539,000	34,225,000
Tagbino Provincial High School - Vallehermosa Provincial Community High School	16,446,000	1,318,000	17,764,000

Division of Lapu-lapu City	597,485,000	44,006,000	641,491,000

Division Office - Proper	29,118,000	10,252,000	39,370,000
Babag National High School	99,381,000	6,354,000	105,735,000
Bankal National High School	98,403,000	5,130,000	103,533,000
Lo-oc National High School	15,130,000	1,119,000	16,249,000
Mactan National High School	75,521,000	4,713,000	80,234,000
Marigondon National High School	150,861,000	8,300,000	159,161,000
Pajo National High School	50,979,000	3,443,000	54,422,000
Pusok National High School	36,420,000	2,194,000	38,614,000
Sta. Rosa National High School	41,672,000	2,501,000	44,173,000

Division of Mandaue City	432,816,000	30,208,000	463,024,000

Division Office - Proper	64,682,000	8,339,000	73,021,000
Cabancalan National High School	62,596,000	3,375,000	65,971,000
Canduman National High School	73,092,000	3,842,000	76,934,000
Don Gerado LL. Ouano Memorial National High School	46,014,000	3,203,000	49,217,000
Jagobiao National High School	24,085,000	1,864,000	25,949,000
Mandaue City Comprehensive National High School	84,215,000	5,213,000	89,428,000
Paknaan National High School	43,492,000	1,997,000	45,489,000
Subangdaku Technical-Vocational School	12,993,000	983,000	13,976,000
Tipolo National High School	21,647,000	1,392,000	23,039,000

Division of Naga City	215,654,000	16,445,000	232,099,000

Division Office - Proper	115,138,000	11,437,000	126,575,000
Naga National High School	78,796,000	3,552,000	82,348,000
Tuyan National High School	21,720,000	1,456,000	23,176,000

JANUARY 3, 2022	OFFICIAL GAZETTE	287
DEPARTMENT OF EDUCATION

Division of Negros Oriental	1,058,037,000	92,412,000	1,150,449,000

Division Office - Proper	213,665,000	49,251,000	262,916,000
Amlan National High School	30,461,000	1,616,000	32,077,000
Ayungon National High School	50,480,000	2,392,000	52,872,000
Casiano Z. Napigkit National High School	14,129,000	853,000	14,982,000
Dauin National High School	44,129,000	2,014,000	46,143,000
Demetrio Alviola National High School	56,892,000	3,291,000	60,183,000
Don Emilio Macias Memorial National High School (San Francisco National High School)	72,836,000	2,405,000	75,241,000
Jimalalud National High School	41,168,000	2,154,000	43,322,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)	64,528,000	2,747,000	67,275,000
Jose Marie Locsin Memorial High School	14,478,000	1,137,000	15,615,000
La Libertad Technical Vocational School	28,784,000	1,781,000	30,565,000
Mabinay National High School	69,758,000	3,450,000	73,208,000
Manjuyod High School	39,898,000	2,458,000	42,356,000
Maria Macahig National High School	35,661,000	1,735,000	37,396,000
Negros Oriental National High School	70,668,000	4,374,000	75,042,000
Santiago Demo National High School (Maluay National High School)	18,067,000	1,132,000	19,199,000
Siaton National High School	68,631,000	2,910,000	71,541,000
Sibulan Memorial National High School	48,188,000	2,232,000	50,420,000
Tambo National High School	18,042,000	1,336,000	19,378,000
Tayasan National High School	28,602,000	1,235,000	29,837,000
Valencia National High School (Valencia Tech. School)	28,972,000	1,909,000	30,881,000

Division of Siquijor	153,229,000	13,426,000	166,655,000

Division Office - Proper	73,779,000	7,639,000	81,418,000
Campalanas National High School	17,652,000	1,164,000	18,816,000
Cang-alwang National High School	10,762,000	1,005,000	11,767,000
Enrique Villanueva National High School	16,137,000	1,305,000	17,442,000
Lazi National Agricultural School	20,589,000	1,458,000	22,047,000
Tambisan National High School	14,310,000	855,000	15,165,000

Division of Tagbilaran City	176,869,000	10,639,000	187,508,000

Division Office - Proper	9,318,000	875,000	10,193,000
Cogon High School Evening Class	18,980,000	849,000	19,829,000
Dr. Cecilio Putong National High School (Bohol NHS)	96,412,000	5,794,000	102,206,000
Manga National High School	25,852,000	1,362,000	27,214,000
Mansasa National High School	14,780,000	967,000	15,747,000
Tagbilaran City Science High School	11,527,000	792,000	12,319,000

Division of Talisay City	258,504,000	23,563,000	282,067,000

Division Office - Proper	212,724,000	19,942,000	232,666,000
Jaclupan National High School (Cansojong NHS)	26,579,000	2,119,000	28,698,000
Mohon Divino Amore National High School	19,201,000	1,502,000	20,703,000

Division of Tanjay City	175,416,000	14,976,000	190,392,000

Division Office - Proper	62,463,000	9,371,000	71,834,000

288	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)	28,687,000	1,248,000	29,935,000
Pamplona National High School	24,561,000	1,512,000	26,073,000
Sta. Agueda National High School	27,955,000	1,192,000	29,147,000
Tanjay National High School, Opao	31,750,000	1,653,000	33,403,000

Division of Toledo City	285,546,000	20,480,000	306,026,000

Division Office - Proper	69,750,000	5,698,000	75,448,000
Bato National High School	29,687,000	2,128,000	31,815,000
Don Andres Soriano National High School	57,228,000	3,449,000	60,677,000
Luray II Barangay High School Day and Night	65,385,000	4,624,000	70,009,000
Magdugo National High School	17,228,000	1,094,000	18,322,000
Matab-ang National High School	24,817,000	1,681,000	26,498,000
Toledo City National Vocational High School	21,451,000	1,806,000	23,257,000

Region VIII - Eastern Visayas	8,335,105,000	585,601,000	8,920,706,000

Division of Baybay City	224,260,000	14,553,000	238,813,000

Division Office - Proper	120,396,000	9,692,000	130,088,000
Baybay National High School	103,864,000	4,861,000	108,725,000

Division of Biliran	355,231,000	24,250,000	379,481,000

Division Office - Proper	189,975,000	14,472,000	204,447,000
Caibiran National High School	45,029,000	2,536,000	47,565,000
Culaba National Vocational School	18,220,000	956,000	19,176,000
Kawayan National High School	16,689,000	967,000	17,656,000
Maripipi National Vocational School	19,220,000	911,000	20,131,000
Naval National High School	30,232,000	1,935,000	32,167,000
Naval School of Fisheries	35,866,000	2,473,000	38,339,000

Division of Borongan City	150,723,000	8,932,000	159,655,000

Division Office - Proper	55,190,000	4,075,000	59,265,000
Eastern Samar National Comprehensive High School	74,653,000	3,675,000	78,328,000
Lalawigan National High School	20,880,000	1,182,000	22,062,000

Division of Calbayog City	342,425,000	25,773,000	368,198,000

Division Office - Proper	315,518,000	24,060,000	339,578,000
Rafael Lentejas Memorial School of Fisheries	26,907,000	1,713,000	28,620,000

Division of Catbalogan City	218,431,000	14,321,000	232,752,000

Division Office - Proper	75,400,000	7,195,000	82,595,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)	28,509,000	1,556,000	30,065,000
Samar National High School	114,522,000	5,570,000	120,092,000

Division of Eastern Samar	796,007,000	57,423,000	853,430,000

Division Office - Proper	456,409,000	36,330,000	492,739,000
Alugan National School of Craftsmanship and Handicraft Industries	17,805,000	978,000	18,783,000
Dolores National High School	64,178,000	3,783,000	67,961,000

JANUARY 3, 2022	OFFICIAL GAZETTE	289
DEPARTMENT OF EDUCATION

Giporlos National Trade School	19,250,000	1,424,000	20,674,000
Guiuan National High School	34,503,000	2,214,000	36,717,000
Lawaan National School of Craftsmanship and Home Industries	22,786,000	1,862,000	24,648,000
Llorente National High School	36,243,000	2,259,000	38,502,000
MacArthur National Agricultural School	28,167,000	1,455,000	29,622,000
Matarinao School of Fisheries	11,668,000	731,000	12,399,000
Samar National Pilot Opportunity School of Agriculture	19,683,000	1,188,000	20,871,000
Southern Samar National Comprehensive High School (Balangiga NHS)	27,401,000	1,904,000	29,305,000
Sulat National High School	17,350,000	1,033,000	18,383,000
Taft National High School	40,564,000	2,262,000	42,826,000

Division of Leyte	2,374,276,000	170,918,000	2,545,194,000

Division Office - Proper	2,036,683,000	152,165,000	2,188,848,000
Bato School of Fisheries	36,856,000	1,851,000	38,707,000
Burauen Comprehensive National High School	52,438,000	3,258,000	55,696,000
Carigara National High School	39,643,000	2,117,000	41,760,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries	26,093,000	1,739,000	27,832,000
Dulag National High School	57,310,000	3,278,000	60,588,000
Hilongos National Vocational School	60,667,000	3,419,000	64,086,000
Leyte Agro-Industrial School	34,105,000	1,420,000	35,525,000
Merida Vocational School	30,481,000	1,671,000	32,152,000

Division of Maasin City	154,986,000	11,840,000	166,826,000

Division Office - Proper	145,753,000	11,227,000	156,980,000
Maasin Vocational High School	9,233,000	613,000	9,846,000

Division of Northern Samar	1,276,474,000	85,664,000	1,362,138,000

Division Office - Proper	699,192,000	51,280,000	750,472,000
Allen National High School (Balicuatro NHS)	46,246,000	2,648,000	48,894,000
Basilio B. Chan Memorial Agricultural and Industrial School	39,678,000	2,534,000	42,212,000
Bobon School for Philippine Craftsmen	29,332,000	1,789,000	31,121,000
Capul Agro-Industrial High School	24,284,000	1,388,000	25,672,000
Catarman National High School	71,085,000	4,098,000	75,183,000
Catubig Valley National High School	38,497,000	2,185,000	40,682,000
Don Juan F. Avalon National High School (San Roque NHS)	39,209,000	2,702,000	41,911,000
Eladio T. Balite Memorial School of Fisheries	35,995,000	1,615,000	37,610,000
Gala Vocational School	25,128,000	1,454,000	26,582,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIHS)	17,144,000	1,337,000	18,481,000
Mapanas Agro-Industrial High School	20,869,000	1,158,000	22,027,000
Mondragon Agro-Industrial High School	29,165,000	1,843,000	31,008,000
San Antonio Agricultural and Vocational School	19,836,000	965,000	20,801,000
San Isidro Agro-Industrial High School	21,333,000	884,000	22,217,000
San Jose Technical High School	31,469,000	2,119,000	33,588,000
San Roque-Pambujan Vocational High School	13,981,000	813,000	14,794,000
San Vicente School of Fisheries	9,236,000	631,000	9,867,000
Silvino Lubos Vocational High School	10,664,000	1,048,000	11,712,000
Sumuroy Agro-Industrial High School	54,131,000	3,173,000	57,304,000

290	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Ormoc City	354,037,000	25,419,000	379,456,000

Division Office - Proper	167,930,000	14,325,000	182,255,000
Ipil National High School	42,663,000	2,691,000	45,354,000
New Ormoc City National High School	143,444,000	8,403,000	151,847,000

Division of Samar	1,017,596,000	75,482,000	1,093,078,000

Division Office - Proper	723,666,000	59,325,000	782,991,000
Basey National High School	50,457,000	2,628,000	53,085,000
Calbiga National High School	54,741,000	2,699,000	57,440,000
Clarencio Calagos Memorial School of Fisheries	37,394,000	1,970,000	39,364,000
Hinabangan National High School (Rawis NHS)	21,593,000	1,611,000	23,204,000
Sta. Margarita National High School	23,069,000	1,329,000	24,398,000
Tarangnan National High School	23,588,000	1,378,000	24,966,000
Valeriano C. Yancha Memorial Agricultural School	25,595,000	1,370,000	26,965,000
West Coast Agricultural High School	23,878,000	1,409,000	25,287,000
Wright National High School	33,615,000	1,763,000	35,378,000

Division of Southern Leyte	617,845,000	43,235,000	661,080,000

Division Office - Proper	560,506,000	39,990,000	600,496,000
Pintuyan National Vocational High School	20,069,000	1,042,000	21,111,000
Silago National Vocational School	15,008,000	1,002,000	16,010,000
Villa Jacinta National Vocational School	22,262,000	1,201,000	23,463,000

Division of Tacloban City	452,814,000	27,791,000	480,605,000

Division Office - Proper	63,275,000	7,348,000	70,623,000
Cirilo Roy Montejo National High School (Panalaron National High School)	40,367,000	2,116,000	42,483,000
Leyte National High School	141,369,000	7,588,000	148,957,000
Marasbaras National High School	25,131,000	1,264,000	26,395,000
Sagkahan National High School	53,477,000	2,832,000	56,309,000
San Jose National High School	46,155,000	2,328,000	48,483,000
Tacloban City Night High School	15,699,000	818,000	16,517,000
Tacloban National Agricultural School	18,496,000	1,221,000	19,717,000
Tacloban National High School	48,845,000	2,276,000	51,121,000

Region IX - Zamboanga Peninsula	5,920,401,000	434,105,000	6,354,506,000

Division of Dapitan City	145,925,000	11,203,000	157,128,000

Division Office - Proper	86,647,000	7,333,000	93,980,000
Dapitan City High School	46,950,000	3,032,000	49,982,000
Ilaya National High School	12,328,000	838,000	13,166,000

Division of Dipolog City	251,652,000	17,022,000	268,674,000

Division Office - Proper	30,345,000	4,342,000	34,687,000
Alberto Q. Ubay Memorial Agro-Tech Science High School	14,305,000	849,000	15,154,000
Dipolog City National High School (Barra)	19,727,000	1,332,000	21,059,000
Galas National High School	40,666,000	2,540,000	43,206,000
Punta National High School	25,758,000	1,601,000	27,359,000
Sicayab National High School	21,267,000	1,263,000	22,530,000
Zamboanga del Norte National High School	99,584,000	5,095,000	104,679,000

JANUARY 3, 2022	OFFICIAL GAZETTE	291
DEPARTMENT OF EDUCATION

Division of Isabela City	211,819,000	14,813,000	226,632,000

Division Office - Proper	76,213,000	7,080,000	83,293,000
Basilan National High School	113,841,000	6,468,000	120,309,000
Begang National High School	21,765,000	1,265,000	23,030,000

Division of Pagadian City	334,869,000	20,694,000	355,563,000

Division Office - Proper	110,574,000	8,273,000	118,847,000
Lala National High School	11,265,000	477,000	11,742,000
Napolan National High School	28,970,000	1,581,000	30,551,000
Pagadian City National Comprehensive High School	22,991,000	1,254,000	24,245,000
Pagadian City National High School (Danlugan)	20,793,000	1,093,000	21,886,000
Tawagan Sur National High School	21,129,000	1,245,000	22,374,000
Zamboanga del Sur National High School	89,749,000	5,307,000	95,056,000
Zamboanga del Sur School of Arts and Trades	29,398,000	1,464,000	30,862,000

Division of Zamboanga City	1,260,677,000	89,540,000	1,350,217,000

Division Office - Proper	326,697,000	29,001,000	355,698,000
Arena Blanco National High School	38,930,000	2,679,000	41,609,000
Ayala National High School	77,106,000	5,206,000	82,312,000
Culianan National High School	47,183,000	3,239,000	50,422,000
Curuan National High School	40,294,000	2,680,000	42,974,000
Don Pablo Lorenzo Memorial High School	115,717,000	6,527,000	122,244,000
Manicahan National High School	31,627,000	2,429,000	34,056,000
Maria Clara L. Lobregat National High School (Divisoria National High School)	75,305,000	4,974,000	80,279,000
Mercedes National High School	31,879,000	2,342,000	34,221,000
Regional Science High School	13,110,000	2,490,000	15,600,000
Southcom National High School	40,699,000	3,122,000	43,821,000
Talon-Talon National High School	80,772,000	5,218,000	85,990,000
Vitali National High School	30,237,000	2,134,000	32,371,000
Zamboanga City National High School (Main)	165,098,000	8,348,000	173,446,000
Zamboanga City National High School (West)	146,023,000	9,151,000	155,174,000

Division of Zamboanga del Norte	1,240,928,000	97,870,000	1,338,798,000

Division Office - Proper	602,515,000	59,585,000	662,100,000
Bacungan National High School	38,770,000	2,096,000	40,866,000
Dohinob National High School	12,039,000	739,000	12,778,000
Gutalac National High School	46,073,000	2,657,000	48,730,000
Julian Soriano Memorial Comprehensive High School	18,752,000	1,192,000	19,944,000
Katipunan National High School	48,904,000	2,883,000	51,787,000
Kipit Agro-Fishery High School	23,146,000	1,761,000	24,907,000
Langatian National High School	24,644,000	1,663,000	26,307,000
Liloy National High School	57,751,000	3,661,000	61,412,000
Manukan National High School	37,557,000	2,208,000	39,765,000
Piñan National High School	27,693,000	1,942,000	29,635,000
Polanco National High School	34,463,000	2,040,000	36,503,000
Salug National High School	30,898,000	1,662,000	32,560,000
Sergio Osmeña National High School	32,198,000	1,951,000	34,149,000
Sibutad National High School	19,330,000	1,250,000	20,580,000
Sindangan National Agricultural School	40,450,000	2,115,000	42,565,000
Sindangan National High School	54,414,000	3,433,000	57,847,000
Siocon National High School	31,204,000	1,976,000	33,180,000
Tampilisan National High School	33,819,000	1,822,000	35,641,000
Ubay National High School	26,308,000	1,234,000	27,542,000

292	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Zamboanga del Sur	1,371,080,000	103,057,000	1,474,137,000

Division Office - Proper	981,675,000	81,974,000	1,063,649,000
Balongating National High School	13,996,000	666,000	14,662,000
Bayog National Technical-Vocational High School	38,726,000	1,876,000	40,602,000
Commonwealth National High School	32,577,000	1,252,000	33,829,000
Dimataling National High School	14,266,000	931,000	15,197,000
Dinas National High School	23,240,000	1,277,000	24,517,000
Kabatan National High School	22,435,000	1,218,000	23,653,000
Lapuyan National High School	28,568,000	1,628,000	30,196,000
Mahayag National High School	34,584,000	1,900,000	36,484,000
Molave Vocational Technical School	72,523,000	4,443,000	76,966,000
Panagaan National High School	16,090,000	969,000	17,059,000
Tambulig (Echanca) National High School	38,658,000	1,970,000	40,628,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)	53,742,000	2,953,000	56,695,000

Division of Zamboanga Sibugay	1,103,451,000	79,906,000	1,183,357,000

Division Office - Proper	572,069,000	47,086,000	619,155,000
Alicia National High School	35,882,000	2,043,000	37,925,000
Diplahan National High School	36,165,000	1,791,000	37,956,000
Francisco Ramos National High School	37,996,000	2,195,000	40,191,000
Imelda National High School	31,039,000	2,097,000	33,136,000
Ipil National High School	28,756,000	1,967,000	30,723,000
Kabasalan National High School	40,551,000	2,643,000	43,194,000
Malangas National High School	29,690,000	1,971,000	31,661,000
Naga National High School	24,732,000	1,663,000	26,395,000
Olutanga National High School	32,219,000	1,974,000	34,193,000
Siay National High School	41,017,000	2,399,000	43,416,000
Sta. Clara National High School	19,240,000	1,158,000	20,398,000
Surabay National High School	46,075,000	2,936,000	49,011,000
Talusan National High School	14,544,000	1,064,000	15,608,000
Titay National High School	41,980,000	2,680,000	44,660,000
Tungawan National High School	34,479,000	1,936,000	36,415,000
Zamboanga Sibugay National High School (Pangi NHS)	37,017,000	2,303,000	39,320,000

Region X - Northern Mindanao	6,019,258,000	496,049,000	6,515,307,000

Division of Bukidnon	1,105,225,000	98,300,000	1,203,525,000

Division Office - Proper	982,930,000	89,941,000	1,072,871,000
Bukidnon National School of Home Industries	71,007,000	4,479,000	75,486,000
Manolo Fortich National High School	51,288,000	3,880,000	55,168,000

Division of Cagayan de Oro City	719,057,000	55,954,000	775,011,000

Division Office - Proper	719,057,000	55,954,000	775,011,000

Division of Camiguin	171,806,000	13,321,000	185,127,000

Division Office - Proper	147,383,000	11,856,000	159,239,000
Camiguin National High School	24,423,000	1,465,000	25,888,000

Division of El Salvador City	63,061,000	5,564,000	68,625,000

Division Office - Proper	63,061,000	5,564,000	68,625,000

JANUARY 3, 2022	OFFICIAL GAZETTE	293
DEPARTMENT OF EDUCATION

Division of Gingoog City	216,649,000	18,269,000	234,918,000

Division Office - Proper	216,649,000	18,269,000	234,918,000

Division of Iligan City	455,386,000	34,898,000	490,284,000

Division Office - Proper	18,471,000	11,269,000	29,740,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)	22,570,000	1,422,000	23,992,000
Bunawan Agricultural High School	4,875,000	374,000	5,249,000
Bunawan National High School	10,244,000	526,000	10,770,000
Dalipuga National High School	27,973,000	1,548,000	29,521,000
Iligan City East National High School (Sta. Filomena)	75,214,000	3,632,000	78,846,000
Iligan City National School of Fisheries	30,042,000	1,603,000	31,645,000
Iligan City National High School	169,827,000	8,607,000	178,434,000
Maria Cristina National High School	19,012,000	1,079,000	20,091,000
Rogongon Agricultural High School	5,864,000	590,000	6,454,000
Suarez National High School	17,909,000	1,443,000	19,352,000
Tomas Cabili National High School	35,038,000	2,155,000	37,193,000
Tubaran National High School	18,347,000	650,000	18,997,000

Division of Lanao del Norte	635,751,000	55,779,000	691,530,000

Division Office - Proper	421,624,000	42,408,000	464,032,000
Baloi National High School	15,352,000	1,058,000	16,410,000
Kapatagan National High School	48,574,000	2,707,000	51,281,000
Lala National High School	64,060,000	4,453,000	68,513,000
Lanao del Norte National Comprehensive High School	60,397,000	3,416,000	63,813,000
Maigo National High School	25,744,000	1,737,000	27,481,000

Division of Malaybalay City	314,979,000	25,297,000	340,276,000

Division Office - Proper	124,177,000	15,372,000	139,549,000
Bukidnon National High School	167,966,000	8,519,000	176,485,000
Managok National High School	22,836,000	1,406,000	24,242,000

Division of Misamis Occidental	409,831,000	33,585,000	443,416,000

Division Office - Proper	243,018,000	24,502,000	267,520,000
Aloran Trade High School	41,442,000	2,390,000	43,832,000
Baliangao School of Fisheries	22,974,000	975,000	23,949,000
Clarin National High School	53,475,000	2,871,000	56,346,000
Looc National High School	48,922,000	2,847,000	51,769,000

Division of Misamis Oriental	1,219,264,000	100,608,000	1,319,872,000

Division Office - Proper	749,391,000	69,780,000	819,171,000
Alubijid National Comprehensive High School	41,565,000	2,595,000	44,160,000
Initao National Comprehensive High School	36,342,000	2,237,000	38,579,000
Laguindingan National High School	33,622,000	2,561,000	36,183,000
Libertad National High School	26,140,000	1,550,000	27,690,000
Medina National Comprehensive High School	51,599,000	3,042,000	54,641,000
Misamis Oriental General Comprehensive High School	169,842,000	11,111,000	180,953,000
Opol National Secondary Technical School	54,003,000	3,887,000	57,890,000
Salay National High School	35,852,000	2,586,000	38,438,000
Sugbongcogon National High School	20,908,000	1,259,000	22,167,000

294	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Oroquieta City	147,132,000	10,119,000	157,251,000

Division Office - Proper	64,235,000	5,212,000	69,447,000
Misamis Occidental National High School	82,897,000	4,907,000	87,804,000

Division of Ozamiz City	224,843,000	16,401,000	241,244,000

Division Office - Proper	94,993,000	8,235,000	103,228,000
Labo National High School	19,595,000	1,219,000	20,814,000
Ozamiz City National High School	69,928,000	4,316,000	74,244,000
Ozamiz City School of Arts and Trades	40,327,000	2,631,000	42,958,000

Division of Tangub City	132,418,000	10,833,000	143,251,000

Division Office - Proper	84,486,000	8,193,000	92,679,000
Tangub City National High School	47,932,000	2,640,000	50,572,000

Division of Valencia City	203,856,000	17,121,000	220,977,000

Division Office - Proper	55,122,000	9,910,000	65,032,000
Valencia National High School	148,734,000	7,211,000	155,945,000

Region XI - Davao	6,681,292,000	538,246,000	7,219,538,000

Division of Davao de Oro	1,162,562,000	95,687,000	1,258,249,000

Division Office - Proper	507,100,000	53,279,000	560,379,000
Andili National High School	16,011,000	1,292,000	17,303,000
Anibongan National High School	16,475,000	924,000	17,399,000
Atty. Orlando S. Rimando National High School	58,286,000	3,656,000	61,942,000
Compostela National High School	75,252,000	4,808,000	80,060,000
Gabi National High School	20,007,000	1,441,000	21,448,000
Laak National High School	48,208,000	2,838,000	51,046,000
Lorenzo S. Sarmiento, Sr. National High School	32,491,000	2,196,000	34,687,000
Mabini National High School	28,537,000	1,795,000	30,332,000
Mainit National High School	16,600,000	1,335,000	17,935,000
Manat National High School	20,309,000	1,561,000	21,870,000
Maragusan National High School	43,982,000	3,081,000	47,063,000
Monkayo National High School	58,133,000	3,893,000	62,026,000
Montevista National High School	49,436,000	3,156,000	52,592,000
Nabunturan National Comprehensive High School	79,176,000	3,969,000	83,145,000
New Bataan National High School	27,999,000	1,847,000	29,846,000
Pantukan National High School	41,794,000	2,922,000	44,716,000
Pindasan National High School	22,766,000	1,694,000	24,460,000

Division of Davao City	1,886,232,000	148,890,000	2,035,122,000

Division Office - Proper	289,889,000	49,635,000	339,524,000
A. Navarro National High School	47,817,000	3,059,000	50,876,000
Baguio National School of Arts and Trades	27,014,000	1,564,000	28,578,000
Bernardo Carpio National High School	59,383,000	3,631,000	63,014,000
Biao National High School	15,057,000	807,000	15,864,000
Binowang National High School	7,061,000	611,000	7,672,000
Binugao National High School	18,890,000	1,149,000	20,039,000
Cabantian National High School	43,608,000	3,280,000	46,888,000
Calinan National High School	73,009,000	4,516,000	77,525,000
Catalunan Pequeño National High School	31,874,000	2,655,000	34,529,000
Crossing Bayabas National High School	74,649,000	4,546,000	79,195,000
Dacudao National High School	14,872,000	950,000	15,822,000

JANUARY 3, 2022	OFFICIAL GAZETTE	295
DEPARTMENT OF EDUCATION

Daniel R. Aguinaldo National High School	122,926,000	5,949,000	128,875,000
Davao City National High School	170,100,000	10,581,000	180,681,000
Don Enrique Bustamante National High School	19,181,000	1,239,000	20,420,000
Doña Carmen Denia National High School	87,907,000	5,912,000	93,819,000
Dr. Santiago Dakudao National High School	25,381,000	1,823,000	27,204,000
Erico T. Nograles National High School	26,944,000	1,907,000	28,851,000
F. Bangoy National High School	102,879,000	5,109,000	107,988,000
F. Bustamante National High School	73,374,000	5,285,000	78,659,000
Gorgonio Tajo, Sr. National High School	9,940,000	718,000	10,658,000
Gov. Vicente Duterte National High School	13,572,000	995,000	14,567,000
J. V. Ferriols National High School	11,965,000	865,000	12,830,000
Jesus J. Soriano National High School	27,614,000	1,736,000	29,350,000
Leon Garcia, Sr. National High School	28,368,000	1,985,000	30,353,000
Los Amigos National High School	23,266,000	1,583,000	24,849,000
Lower Tamugan National High School	23,698,000	1,267,000	24,965,000
Ma-a National High School	49,377,000	3,209,000	52,586,000
Mabini National High School	24,296,000	1,538,000	25,834,000
Malabog National High School	17,940,000	1,009,000	18,949,000
Marilog National High School	16,391,000	707,000	17,098,000
Mintal Comprehensive High School	48,420,000	3,209,000	51,629,000
Pablo Lorenzo National High School (Mandug National High School)	25,227,000	1,598,000	26,825,000
Sirib National High School	10,306,000	754,000	11,060,000
Sta. Ana National High School	139,610,000	8,105,000	147,715,000
Tagakpan National High School	15,838,000	1,046,000	16,884,000
Talomo National High School	33,496,000	1,996,000	35,492,000
Teofilo V. Fernandez National High School (Indangan National High School)	25,859,000	1,659,000	27,518,000
Toril National High School	9,234,000	703,000	9,937,000

Division of Davao del Norte	683,309,000	58,868,000	742,177,000

Division Office - Proper	288,786,000	32,033,000	320,819,000
Asuncion National High School	44,414,000	2,777,000	47,191,000
Cabay-angan National High School	15,457,000	1,067,000	16,524,000
Carmen National High School	49,260,000	3,458,000	52,718,000
Dujali National High School	21,638,000	1,504,000	23,142,000
Kapalong National High School	41,933,000	2,687,000	44,620,000
Kimamon National High School	24,072,000	1,766,000	25,838,000
New Corella National High School	46,748,000	3,377,000	50,125,000
Sagayen National High School	28,391,000	1,855,000	30,246,000
Sawata National High School	22,125,000	1,541,000	23,666,000
Sto. Niño National High School	19,474,000	1,113,000	20,587,000
Sto. Tomas National High School	81,011,000	5,690,000	86,701,000

Division of Davao del Sur	585,356,000	42,882,000	628,238,000

Division Office - Proper	195,370,000	18,348,000	213,718,000
Barayong National High School	27,218,000	1,988,000	29,206,000
Davao del Sur School of Fisheries	44,756,000	2,494,000	47,250,000
Federico Yap National High School (Astorga National High School)	25,610,000	1,975,000	27,585,000
Governor N. Llanos National High School	14,521,000	988,000	15,509,000
Hagonoy National High School	44,147,000	2,236,000	46,383,000
Ihan National High School	11,597,000	975,000	12,572,000
Inawayan National High School	21,180,000	1,754,000	22,934,000
Marber National High School	23,135,000	1,606,000	24,741,000
Matanao National High School	61,037,000	3,590,000	64,627,000

296	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Padada National High School	24,384,000	1,546,000	25,930,000
Sta. Cruz National High School	54,594,000	2,568,000	57,162,000
Sulop National High School	37,807,000	2,814,000	40,621,000

Division of Davao Occidental	400,456,000	37,515,000	437,971,000

Division Office - Proper	201,032,000	23,990,000	225,022,000
Alberto Olarte, Sr. National High School (Mabila National High School)	15,950,000	1,446,000	17,396,000
Basiawan National High School	18,294,000	1,194,000	19,488,000
Edna Guillermo Memorial National High School	15,120,000	1,136,000	16,256,000
Heracleo Casco Memorial National High School	42,424,000	2,811,000	45,235,000
Jose Abad Santos National High School	31,355,000	2,084,000	33,439,000
Kalbay National High School	13,208,000	1,050,000	14,258,000
Mariano Peralta National High School	63,073,000	3,804,000	66,877,000

Division of Davao Oriental	651,009,000	54,438,000	705,447,000

Division Office - Proper	350,662,000	35,488,000	386,150,000
Baganga National High School	35,322,000	2,458,000	37,780,000
Caraga National High School	28,229,000	1,648,000	29,877,000
Cateel National Agricultural High School	14,325,000	846,000	15,171,000
Cateel Vocational High School	39,308,000	2,650,000	41,958,000
Lupon National Comprehensive High School	18,416,000	1,097,000	19,513,000
Lupon Vocational High School	41,846,000	2,607,000	44,453,000
Luzon National High School	19,273,000	1,364,000	20,637,000
Manuel B. Guiñez Sr. National High School	41,282,000	2,532,000	43,814,000
San Isidro National High School	30,630,000	1,794,000	32,424,000
Tibanban National High School	31,716,000	1,954,000	33,670,000

Division of Digos City	246,307,000	16,572,000	262,879,000

Division Office - Proper	31,049,000	5,120,000	36,169,000
Digos City National High School (Davao del Sur National High School)	215,258,000	11,452,000	226,710,000

Division of Island Garden City of Samal	188,178,000	15,931,000	204,109,000

Division Office - Proper	116,116,000	10,929,000	127,045,000
Mambago-B National High School	18,770,000	1,212,000	19,982,000
Nieves Villarica National High School	32,299,000	2,384,000	34,683,000
Samal National High School	20,993,000	1,406,000	22,399,000

Division of Mati City	248,189,000	20,571,000	268,760,000

Division Office - Proper	106,548,000	12,331,000	118,879,000
Dawan National High School	13,224,000	935,000	14,159,000
Mati National Comprehensive High School	73,898,000	4,315,000	78,213,000
Mati School of Arts and Trades	23,188,000	1,390,000	24,578,000
Matiao National High School	31,331,000	1,600,000	32,931,000

Division of Panabo City	249,141,000	19,630,000	268,771,000

Division Office - Proper	44,094,000	5,870,000	49,964,000
A. O. Floirendo National High School	26,504,000	1,806,000	28,310,000
Don Manuel Javellana National High School	13,138,000	1,116,000	14,254,000
Panabo National High School	119,837,000	7,380,000	127,217,000
San Vicente National High School	22,809,000	1,603,000	24,412,000
Southern Davao National High School	22,759,000	1,855,000	24,614,000

JANUARY 3, 2022	OFFICIAL GAZETTE	297
DEPARTMENT OF EDUCATION

Division of Tagum City	380,553,000	27,262,000	407,815,000

Division Office - Proper	23,072,000	3,130,000	26,202,000
Jose Tuazon, Jr. Memorial National High School	18,722,000	1,343,000	20,065,000
La Filipina National High School	73,281,000	4,719,000	78,000,000
Laureta National High School	25,808,000	1,722,000	27,530,000
Pipisan Maug National High School	14,336,000	922,000	15,258,000
Tagum National Trade School	49,657,000	3,396,000	53,053,000
Tagum City National Comprehensive High School (Davao National High School)	75,085,000	4,971,000	80,056,000
Tagum City National High School	100,592,000	7,059,000	107,651,000

Region XII - SOCCSKSARGEN	5,883,261,000	486,481,000	6,369,742,000

Division of Cotabato	1,658,547,000	133,776,000	1,792,323,000

Division Office - Proper	954,014,000	90,535,000	1,044,549,000
Alamada National High School	32,940,000	1,488,000	34,428,000
Antipas National High School	29,674,000	1,851,000	31,525,000
Banisilan National High School	24,407,000	1,643,000	26,050,000
Carmen National High School	48,550,000	3,547,000	52,097,000
Dilangalen National High School	62,508,000	3,676,000	66,184,000
Greenfield National High School	25,082,000	1,336,000	26,418,000
Kabacan National High School	48,624,000	2,780,000	51,404,000
Kimagango National High School	12,105,000	865,000	12,970,000
Kisante National High School	21,991,000	1,226,000	23,217,000
Libungan National High School	29,002,000	1,882,000	30,884,000
Lika National High School	24,646,000	1,485,000	26,131,000
M’lang National High School	58,516,000	3,511,000	62,027,000
Magpet National High School	28,083,000	1,814,000	29,897,000
Makilala National High School	18,450,000	1,248,000	19,698,000
Matalam National High School, Barangay Linao, Matalam	23,512,000	1,322,000	24,834,000
Matalam National High School, Barangay
Poblacion, Matalam	34,278,000	2,378,000	36,656,000
Pigcawayan National High School	56,696,000	3,473,000	60,169,000
Pikit National High School	60,141,000	3,151,000	63,292,000
President Roxas National High School	21,107,000	1,527,000	22,634,000
Tulunan National High School	44,221,000	3,038,000	47,259,000

Division of General Santos City	845,579,000	62,668,000	908,247,000

Division Office - Proper	226,724,000	22,700,000	249,424,000
Bula National School of Fisheries	29,802,000	1,990,000	31,792,000
Fatima National High School	73,918,000	5,344,000	79,262,000
General Santos City National High School	193,397,000	13,272,000	206,669,000
General Santos City National Secondary
School of Arts and Trade	51,199,000	3,951,000	55,150,000
Ireneo Santiago National High School	93,154,000	3,721,000	96,875,000
Labangal National High School	45,755,000	2,974,000	48,729,000
Lagao National High School	73,235,000	4,258,000	77,493,000
New Society National High School	58,395,000	4,458,000	62,853,000

Division of Kidapawan City	265,175,000	20,696,000	285,871,000

Division Office - Proper	116,273,000	11,653,000	127,926,000
Amas National High School	15,743,000	955,000	16,698,000
Ginatilan National High School	12,487,000	923,000	13,410,000
Kidapawan National High School High School	111,843,000	6,522,000	118,365,000
Paco National High School	8,829,000	643,000	9,472,000

298	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Koronadal City	256,781,000	17,726,000	274,507,000

Division Office - Proper	21,879,000	2,671,000	24,550,000
Bacongco National High School	19,316,000	1,555,000	20,871,000
Esperanza National High School	20,313,000	1,079,000	21,392,000
Koronadal National Comprehensive High School	160,415,000	9,671,000	170,086,000
Marbel 7 National High School	17,766,000	1,440,000	19,206,000
Saravia National High School	17,092,000	1,310,000	18,402,000

Division of Sarangani	904,345,000	78,974,000	983,319,000

Division Office - Proper	531,879,000	53,990,000	585,869,000
Alabel National High School	43,560,000	2,791,000	46,351,000
Alabel National Science High School	12,323,000	2,360,000	14,683,000
Banate National High School	17,188,000	1,012,000	18,200,000
Colon National High School	29,759,000	2,022,000	31,781,000
Glan Padidu National High School	17,677,000	1,076,000	18,753,000
Glan School of Arts and Trades	46,744,000	2,857,000	49,601,000
James L. Chiongbian National Trade School	30,143,000	1,826,000	31,969,000
Leonard Young, Sr. National High School	26,584,000	1,741,000	28,325,000
Lun Pandidu National High School	30,060,000	1,620,000	31,680,000
Malalag National High School	32,404,000	1,996,000	34,400,000
Malandag National High School	27,214,000	1,891,000	29,105,000
Malapatan National High School	39,966,000	2,458,000	42,424,000
Pangyan National High School	18,844,000	1,334,000	20,178,000

Division of South Cotabato	1,017,071,000	91,695,000	1,108,766,000

Division Office - Proper	568,185,000	63,392,000	631,577,000
Banga National High School	56,294,000	2,894,000	59,188,000
Bentung Sulit National High School	22,542,000	1,074,000	23,616,000
Lamian National High School	26,308,000	1,390,000	27,698,000
Lapuz National High School	14,221,000	874,000	15,095,000
Libertad National High School	57,517,000	3,663,000	61,180,000
Maltana National High School	20,932,000	1,373,000	22,305,000
Norala National High School	47,095,000	2,831,000	49,926,000
Polomolok National High School	42,596,000	3,063,000	45,659,000
Sto. Niño National School of Arts and Trades	9,113,000	611,000	9,724,000
Sto. Niño National High School	41,111,000	2,701,000	43,812,000
T’boli National High School	47,373,000	3,450,000	50,823,000
Tupi National High School	63,784,000	4,379,000	68,163,000

Division of Sultan Kudarat	804,359,000	71,729,000	876,088,000

Division Office - Proper	379,248,000	43,627,000	422,875,000
Bagumbayan National High School	26,001,000	1,581,000	27,582,000
Bai Saripinang National High School	14,419,000	1,042,000	15,461,000
Bambad National High School	24,046,000	1,512,000	25,558,000
Columbio National High School	20,864,000	1,306,000	22,170,000
Esperanza National High School	72,468,000	4,542,000	77,010,000
Isulan National High School	57,262,000	4,103,000	61,365,000
Kapingkong National High School	15,696,000	1,006,000	16,702,000
Laguilayan National High School	15,781,000	1,043,000	16,824,000
Lambayong National High School (Mariano Marcos National High School)	42,225,000	2,865,000	45,090,000
Lebak National High School - Lebak Legislated National High School	39,488,000	2,702,000	42,190,000

JANUARY 3, 2022	OFFICIAL GAZETTE	299
DEPARTMENT OF EDUCATION

Lutayan National High School	35,842,000	2,481,000	38,323,000
President Quirino National High School	46,969,000	2,953,000	49,922,000
Telafas National High School	14,050,000	966,000	15,016,000

Division of Tacurong City	131,404,000	9,217,000	140,621,000

Division Office - Proper	37,608,000	3,487,000	41,095,000
Tacurong National High School	68,540,000	4,015,000	72,555,000
V.F. Grino National High School	25,256,000	1,715,000	26,971,000

Region XIII - Caraga	4,610,332,000	363,771,000	4,974,103,000

Division of Agusan del Norte	466,013,000	36,357,000	502,370,000

Division Office - Proper	248,490,000	24,715,000	273,205,000
Agay National High School	31,201,000	1,802,000	33,003,000
Carmen National High School	29,465,000	1,791,000	31,256,000
Guinabsan National High School	49,134,000	1,669,000	50,803,000
Jagupit National High School	18,830,000	1,249,000	20,079,000
Las Nieves National High School	16,967,000	1,322,000	18,289,000
Magallanes National High School	35,613,000	2,084,000	37,697,000
Nasipit National Vocational School	36,313,000	1,725,000	38,038,000

Division of Agusan del Sur	984,390,000	84,788,000	1,069,178,000

Division Office - Proper	305,074,000	41,110,000	346,184,000
Agusan del Sur National High School	93,191,000	6,014,000	99,205,000
Bunawan National High School	42,902,000	2,910,000	45,812,000
Datu Lipus Makapandong National High School	17,326,000	1,316,000	18,642,000
Del Monte National High School	28,156,000	2,067,000	30,223,000
Democrito O. Plaza Memorial High School	5,838,000	769,000	6,607,000
Esperanza National High School	36,808,000	2,073,000	38,881,000
La Paz National High School	17,799,000	1,365,000	19,164,000
Lapinigan National High School	22,462,000	1,385,000	23,847,000
Libertad National High School	13,589,000	1,053,000	14,642,000
Loreto National High School	24,905,000	1,482,000	26,387,000
Los Arcos National High School	12,937,000	859,000	13,796,000
Lucena National High School	13,935,000	892,000	14,827,000
Patin-ay High School (ASSAT)	12,601,000	1,068,000	13,669,000
Prosperidad National High School	31,052,000	2,170,000	33,222,000
Sampaguita National High School	16,083,000	1,114,000	17,197,000
San Isidro National High School	19,739,000	1,052,000	20,791,000
San Luis National High School	30,436,000	1,805,000	32,241,000
Sibagat National High School	36,512,000	1,824,000	38,336,000
Sta. Cruz National High School	14,743,000	985,000	15,728,000
Sta. Irene National High School	15,394,000	1,238,000	16,632,000
Sta. Josefa National High School	45,958,000	2,331,000	48,289,000
Sto. Tomas National High School	9,707,000	870,000	10,577,000
Talacogon National High School	29,111,000	1,522,000	30,633,000
Trento National High School	58,758,000	3,631,000	62,389,000
Veruela National High School	16,144,000	954,000	17,098,000
Zillovia National High School	13,230,000	929,000	14,159,000

Division of Bayugan City	184,346,000	14,265,000	198,611,000

Division Office - Proper	14,249,000	2,969,000	17,218,000
Bayugan National Comprehensive High School	117,256,000	7,462,000	124,718,000
Marcelina National High School	9,870,000	935,000	10,805,000

300	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Noli National High School	20,738,000	1,297,000	22,035,000
Salvacion National High School	11,269,000	1,025,000	12,294,000
San Juan National High School	10,964,000	577,000	11,541,000

Division of Bislig City	166,923,000	12,379,000	179,302,000

Division Office - Proper	61,555,000	6,703,000	68,258,000
Bislig National High School	29,312,000	1,707,000	31,019,000
Lawigan National High School	7,323,000	582,000	7,905,000
Mangagoy National High School	13,452,000	874,000	14,326,000
Tabon M. Estrella National High School	55,281,000	2,513,000	57,794,000

Division of Butuan City	652,492,000	45,692,000	698,184,000

Division Office - Proper	168,031,000	16,717,000	184,748,000
Agusan National High School	181,922,000	9,520,000	191,442,000
Agusan Pequeño National High School	18,997,000	1,550,000	20,547,000
Amparo National High School	12,319,000	895,000	13,214,000
Banza National High School	20,279,000	1,533,000	21,812,000
Butuan City National Comprehensive High School	10,383,000	725,000	11,108,000
Butuan City School of Arts and Trades	62,941,000	4,295,000	67,236,000
Libertad National High School	55,473,000	2,965,000	58,438,000
Los Angeles National High School	16,657,000	1,069,000	17,726,000
Lumbocan National High School	13,059,000	985,000	14,044,000
San Vicente National High School	24,600,000	1,768,000	26,368,000
Taligaman National High School	46,658,000	2,274,000	48,932,000
Tungao National High School	21,173,000	1,396,000	22,569,000

Division of Cabadbaran City	90,530,000	7,452,000	97,982,000

Division Office - Proper	33,368,000	4,094,000	37,462,000
Cabadbaran City National High School	57,162,000	3,358,000	60,520,000

Division of Dinagat Island	233,472,000	18,364,000	251,836,000

Division Office - Proper	68,986,000	10,177,000	79,163,000
Albor National High School	21,005,000	1,128,000	22,133,000
Cagdianao National High School	21,340,000	1,212,000	22,552,000
Dinagat School of Fisheries	20,025,000	996,000	21,021,000
Don Ruben E. Ecleo, Sr. Memorial National High School	49,762,000	1,474,000	51,236,000
Liberty National High School	4,216,000	377,000	4,593,000
Loreto National High School	11,207,000	831,000	12,038,000
Ruben E. Ecleo, Sr. National High School	7,708,000	620,000	8,328,000
Tag-abaca National High School	17,329,000	820,000	18,149,000
Tubajon National High School	11,894,000	729,000	12,623,000

Division of Siargao	235,680,000	17,673,000	253,353,000

Division Office - Proper	72,507,000	8,159,000	80,666,000
Dapa National High School	49,516,000	2,781,000	52,297,000
Del Carmen National High School	15,194,000	1,114,000	16,308,000
Gen. Luna National High School	29,547,000	1,620,000	31,167,000
Pilar National High School	12,335,000	878,000	13,213,000
San Isidro National High School	10,070,000	668,000	10,738,000
Sapao National High School	13,654,000	906,000	14,560,000
Socorro National High School	32,857,000	1,547,000	34,404,000

JANUARY 3, 2022	OFFICIAL GAZETTE	301
DEPARTMENT OF EDUCATION

Division of Surigao City	185,776,000	17,210,000	202,986,000

Division Office - Proper	67,708,000	7,532,000	75,240,000
Anomar National High School	13,843,000	915,000	14,758,000
Caraga Regional Science High School	15,224,000	2,589,000	17,813,000
Ipil National High School	15,564,000	1,037,000	16,601,000
Mat-i National High School	15,305,000	1,104,000	16,409,000
Surigao City National High School (San Juan National High School)	41,523,000	2,814,000	44,337,000
Taft National High School (Surigao City - Taft National High School Annex)	16,609,000	1,219,000	17,828,000

Division of Surigao del Norte	495,245,000	35,543,000	530,788,000

Division Office - Proper	89,036,000	9,880,000	98,916,000
Alegria National High School	32,374,000	2,052,000	34,426,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)	20,953,000	1,533,000	22,486,000
Bacuag National Agro-Industrial School	12,019,000	838,000	12,857,000
Balite National High School	10,267,000	773,000	11,040,000
Campo National High School	19,386,000	1,090,000	20,476,000
Claver National High School	35,780,000	2,611,000	38,391,000
Gigaquit National School of Home Industries	33,848,000	1,706,000	35,554,000
Mainit National High School	22,659,000	1,451,000	24,110,000
Masgad National High School	6,182,000	474,000	6,656,000
Matin-ao National High School	17,431,000	1,180,000	18,611,000
Placer National High School	25,462,000	1,554,000	27,016,000
San Francisco National High School	15,814,000	1,125,000	16,939,000
Surigao del Norte National High School	84,622,000	4,680,000	89,302,000
Taganaan National High School (Asa National High School)	23,051,000	1,392,000	24,443,000
Timamana National High School	9,911,000	720,000	10,631,000
Toledo S. Pantilo, Sr. Memorial National High School	17,065,000	1,146,000	18,211,000
Tubod National Comprehensive High School	19,385,000	1,338,000	20,723,000

Division of Surigao del Sur	807,936,000	66,968,000	874,904,000

Division Office - Proper	142,981,000	32,429,000	175,410,000
Adlay National High School	11,827,000	908,000	12,735,000
Anibongan National High School	9,021,000	615,000	9,636,000
Barcelona National High School	11,220,000	600,000	11,820,000
Barobo National High School	44,681,000	2,508,000	47,189,000
Cantilan National High School	28,777,000	1,923,000	30,700,000
Carmen Agricultural National High School	13,680,000	727,000	14,407,000
Carrascal National High School	18,830,000	1,252,000	20,082,000
Doña Carmen National High School	5,560,000	462,000	6,022,000
F.H. Irizari Memorial National High School	21,798,000	986,000	22,784,000
Felisberto Verrano National High School	20,262,000	962,000	21,224,000
Gamut National High School (Barobo)	8,781,000	672,000	9,453,000
Gamut National High School (Tago)	31,898,000	1,722,000	33,620,000
Hinatuan National Comprehensive High School	54,248,000	2,360,000	56,608,000
Lianga National Comprehensive High School	21,702,000	1,294,000	22,996,000
Lingig National High School	31,866,000	1,895,000	33,761,000
M. K. Yusingco National High School (Mandus National High School)	10,012,000	636,000	10,648,000
Madrid National High School	48,734,000	2,094,000	50,828,000
Marihatag National High School	12,355,000	685,000	13,040,000
Portlamon National High School	6,466,000	481,000	6,947,000

302	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Purisima National High School	17,975,000	958,000	18,933,000
Salvacion National High School	17,011,000	790,000	17,801,000
San Miguel National Comprehensive High School	63,892,000	2,013,000	65,905,000
Solomon P. Lozada National High School	8,988,000	733,000	9,721,000
St. Christine National High School	17,671,000	1,085,000	18,756,000
Sto. Niño National High School	17,923,000	1,136,000	19,059,000
Tagasaka National High School	17,053,000	771,000	17,824,000
Tagbina National High School	55,294,000	2,167,000	57,461,000
Tidman National High School	9,373,000	653,000	10,026,000
Unidad National High School	28,057,000	1,451,000	29,508,000

Division of Tandag City	107,529,000	7,080,000	114,609,000

Division Office - Proper	7,491,000	1,312,000	8,803,000
Buenavista National High School	13,647,000	1,008,000	14,655,000
Jacinto P. Elpa National High School	81,543,000	4,309,000	85,852,000
Tandag National Science High School	4,848,000	451,000	5,299,000
Operation of Schools - Senior High School (Grade 11 to Grade 12)	37,270,126,000	3,924,958,000	41,195,084,000

National Capital Region (NCR)	2,248,251,000	545,044,000	2,793,295,000

Central Office		331,529,000	331,529,000
Division of Caloocan	98,931,000	20,033,000	118,964,000

Division Office - Proper	98,931,000	13,459,000	112,390,000
Bagong Silang High School		850,000	850,000
Caloocan High School		2,869,000	2,869,000
Caybiga High School		605,000	605,000
M.B. Asistio, Sr. High School		616,000	616,000
M.B. Asistio, Sr. High School Unit 1		1,109,000	1,109,000
Tala High School		525,000	525,000

Division of Las Piñas	86,169,000	9,198,000	95,367,000

Division Office - Proper	86,169,000	6,915,000	93,084,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)		1,068,000	1,068,000
Las Piñas National High School (Main)		1,215,000	1,215,000

Division of Makati	69,140,000	7,994,000	77,134,000

Division Office - Proper	69,140,000	2,423,000	71,563,000
Benigno “Ninoy” Aquino High School		1,116,000	1,116,000
Fort Bonifacio High School		1,409,000	1,409,000
Makati High School		1,637,000	1,637,000
Makati West High School (Makati Science High School)		724,000	724,000
Pitogo High School		685,000	685,000

Division of Malabon City	80,347,000	5,151,000	85,498,000

Division Office - Proper	80,347,000	2,161,000	82,508,000
Malabon National High School		1,011,000	1,011,000
Panghulo National High School		711,000	711,000
Potrero National High School		401,000	401,000
Tinajeros National High School		867,000	867,000

JANUARY 3, 2022	OFFICIAL GAZETTE	303
DEPARTMENT OF EDUCATION

Division of Mandaluyong	93,662,000	16,413,000	110,075,000

Division Office - Proper	93,662,000	6,744,000	100,406,000
Andres Bonifacio Integrated School		1,885,000	1,885,000
Bonifacio Javier National High School		931,000	931,000
Eulogio Rodriguez Integrated School		1,270,000	1,270,000
Highway Hills Integrated School		1,834,000	1,834,000
Isaac Lopez Integrated School		1,069,000	1,069,000
Jose Fabella Memorial High School		906,000	906,000
Mandaluyong High School		1,774,000	1,774,000

Division of Manila	306,139,000	18,182,000	324,321,000

Division Office - Proper	306,139,000	1,808,000	307,947,000
Carlos P. Garcia High School		522,000	522,000
Cayetano Arellano High School		202,000	202,000
Claro M. Recto High School		789,000	789,000
Doña Teodora Alonzo High School		656,000	656,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)		559,000	559,000
Florentino Torres High School (Torres High School)		444,000	444,000
Gen. Emilio Aguinaldo Integrated School		360,000	360,000
I. Villamor High School		633,000	633,000
Jose Abad Santos High School		1,265,000	1,265,000
M. Araullo High School (Araullo High School)		1,222,000	1,222,000
Manila High School		150,000	150,000
Manila Science High School		672,000	672,000
Manuel A. Roxas High School		1,265,000	1,265,000
Manuel L. Quezon High School		539,000	539,000
Mariano Marcos Memorial High School		1,373,000	1,373,000
Pres. Sergio Osmeña, Sr. High School		1,258,000	1,258,000
Rajah Soliman Science and Technology High School		1,685,000	1,685,000
Ramon C. Avancena High School		261,000	261,000
T. Paez Integrated School		1,329,000	1,329,000
Tondo High School		770,000	770,000
Valeriano Fugoso Memorial High School		420,000	420,000

Division of Marikina	121,309,000	10,148,000	131,457,000

Division Office - Proper	121,309,000	2,769,000	124,078,000
Barangka National High School		271,000	271,000
Fortune High School		349,000	349,000
Malanday National High School		658,000	658,000
Marikina High School		2,652,000	2,652,000
Parang High School		1,701,000	1,701,000
Sta. Elena High School		1,322,000	1,322,000
Tañong High School (Marikina High School - Tañong Annex)		426,000	426,000

Division of Muntinlupa	102,823,000	12,948,000	115,771,000

Division Office - Proper	102,823,000	4,953,000	107,776,000
Muntinlupa National High School		7,995,000	7,995,000

Division of Navotas City	65,063,000	6,505,000	71,568,000

Division Office - Proper	65,063,000	2,222,000	67,285,000
Kaunlaran High School		1,602,000	1,602,000
Navotas National High School		225,000	225,000
San Rafael Technological and Vocational High School		541,000	541,000

304	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

San Roque National High School		1,377,000	1,377,000
Tangos National High School		538,000	538,000

Division of Parañaque	102,590,000	13,731,000	116,321,000

Division Office - Proper	102,590,000	5,188,000	107,778,000
Dr. Arcadio Santos National High School (Main)		587,000	587,000
Parañaque National High School (Main)		7,956,000	7,956,000

Division of Pasay City	98,012,000	12,570,000	110,582,000

Division Office - Proper	98,012,000	1,531,000	99,543,000
Kalayaan National High School		1,772,000	1,772,000
Pasay City East High School		1,483,000	1,483,000
Pasay City National Science High School		392,000	392,000
Pasay City North High School		812,000	812,000
Pasay City South High School		3,397,000	3,397,000
Pasay City West High School		2,627,000	2,627,000
Philippine National School for the Blind (Philippine School for the Blind)		150,000	150,000
Philippine School for the Deaf		406,000	406,000

Division of Pasig City	217,412,000	20,165,000	237,577,000

Division Office - Proper	217,412,000	7,156,000	224,568,000
Eusebio High School (Rizal High School - Rosario)		2,060,000	2,060,000
Kapitolyo High School (Rizal High School-Kapitolyo)		1,384,000	1,384,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)		736,000	736,000
Rizal High School (Main)		6,904,000	6,904,000
Santolan High School (Rizal High School-Santolan)		252,000	252,000
Sta. Lucia High School		1,673,000	1,673,000

Division of Quezon City	511,007,000	35,309,000	546,316,000

Division Office - Proper	511,007,000	8,265,000	519,272,000
Balara High School		674,000	674,000
Balingasa High School		635,000	635,000
Carlos L. Albert High School		759,000	759,000
Commonwealth High School		2,890,000	2,890,000
Corazon C. Aquino National High School		1,939,000	1,939,000
Culiat High School		912,000	912,000
Don Alejandro Roces, Sr. Science and Technology High School		348,000	348,000
Doña Josefa Jara Martinez Vocational High School		271,000	271,000
Ernesto Rondon High School (Project 6 High School)		390,000	390,000
Eulogio Rodriguez, Jr. High School		1,009,000	1,009,000
Flora A. Ylagan High School		318,000	318,000
Holy Spirit National High School		387,000	387,000
Ismael Mathay, Sr. High School (GSIS Village High School)		1,417,000	1,417,000
Juan Sumulong High School		431,000	431,000
Judge Feliciano Belmonte, Sr. High School		1,845,000	1,845,000
Krus na Ligas High School		280,000	280,000
Lagro High School (Main)		2,281,000	2,281,000
Manuel Roxas High School		603,000	603,000

JANUARY 3, 2022	OFFICIAL GAZETTE	305
DEPARTMENT OF EDUCATION

NOH School for the Crippled Children		150,000	150,000
New Era High School		578,000	578,000
North Fairview High School		992,000	992,000
Novaliches High School (Main)		1,481,000	1,481,000
Quezon City High School		954,000	954,000
Quezon City Science High School		1,006,000	1,006,000
Quirino High School		738,000	738,000
Ramon Magsaysay (Cubao) High School		1,586,000	1,586,000
San Francisco High School (Don Mariano Marcos High School)		2,170,000	2,170,000

Division of San Juan City	17,021,000	1,712,000	18,733,000

Division Office - Proper	17,021,000	1,712,000	18,733,000

Division of Taguig and Pateros	113,566,000	13,130,000	126,696,000

Division Office - Proper	113,566,000	5,167,000	118,733,000
Bagumbayan National High School		1,245,000	1,245,000
Pateros National High School		995,000	995,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School		646,000	646,000
Signal Village National High School (Signal Village High School)		1,323,000	1,323,000
Taguig National High School		798,000	798,000
Tipas National High School		392,000	392,000
Upper Bicutan National High School		1,274,000	1,274,000
Western Bicutan National High School		1,290,000	1,290,000

Division of Valenzuela	165,060,000	10,326,000	175,386,000

Division Office - Proper	165,060,000	4,596,000	169,656,000
Bignay National High School		635,000	635,000
Caruhatan National High School		150,000	150,000
Dalandanan National High School		369,000	369,000
General T. De Leon National High School		1,109,000	1,109,000
Lawang Bato National High School		784,000	784,000
Malinta National High School		1,066,000	1,066,000
Parada National High School		257,000	257,000
Polo National High School		150,000	150,000
Valenzuela National High School (Main)		1,210,000	1,210,000

Region I - Ilocos	2,690,240,000	248,138,000	2,938,378,000

Division of Alaminos City	56,933,000	5,606,000	62,539,000

Division Office - Proper	56,933,000	805,000	57,738,000
Alaminos National High School		3,456,000	3,456,000
Alos National High School		477,000	477,000
San Vicente National High School		373,000	373,000
Telbang National High School		495,000	495,000

Division of Batac City	26,220,000	2,328,000	28,548,000

Division Office - Proper	26,220,000	1,883,000	28,103,000
Batac National High School and Baay Bungon National High School		445,000	445,000

306	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Candon City	36,010,000	3,345,000	39,355,000

Division Office - Proper	36,010,000	973,000	36,983,000
Candon National High School		2,372,000	2,372,000

Division of Dagupan City	81,682,000	7,162,000	88,844,000

Division Office - Proper	81,682,000	1,964,000	83,646,000
Bonuan Boquig National High School		947,000	947,000
Dagupan City National High School		3,520,000	3,520,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School		731,000	731,000

Division of Ilocos Norte	209,340,000	19,988,000	229,328,000

Division Office - Proper	209,340,000	6,207,000	215,547,000
Bacarra National Comprehensive High School		1,636,000	1,636,000
Bangui National High School		656,000	656,000
Burgos Agro-Industrial School		431,000	431,000
Cadaratan National High School		208,000	208,000
Caestebanan National High School		150,000	150,000
Caribquib National High School		150,000	150,000
Catagtaguen National High School		232,000	232,000
Davila National High School		287,000	287,000
Dingras National High School & Lt. Edgar Foz Memorial National High School		793,000	793,000
Dumalneg National High School		150,000	150,000
Ilocos Norte Agricultural College		938,000	938,000
Luzong National High School		413,000	413,000
Marcos National High School		687,000	687,000
Nagrebcan National High School		167,000	167,000
Nueva Era National High School		335,000	335,000
Pagsanahan National High School		218,000	218,000
Pagudpud National High School		399,000	399,000
Paoay National High School		742,000	742,000
Pasaleng National High School		275,000	275,000
Piddig National High School		580,000	580,000
Pinili National High School		663,000	663,000
San Nicolas National High School		1,313,000	1,313,000
Sarrat National High School		914,000	914,000
Solsona National High School		695,000	695,000
Sta. Rosa National High School		566,000	566,000
Wilbur C. Go National High School		183,000	183,000

Division of Ilocos Sur	260,736,000	24,685,000	285,421,000

Division Office - Proper	260,736,000	9,940,000	270,676,000
Burgos National High School		465,000	465,000
Cabugao National High School		621,000	621,000
Cervantes National High School		562,000	562,000
Lussoc National High School		619,000	619,000
Magsingal National High School		617,000	617,000
Naglaoa-an National High School		318,000	318,000
Narvacan National Central High School		2,700,000	2,700,000
San Juan National High School		1,189,000	1,189,000
Sinait National High School		2,272,000	2,272,000
Sta. Maria National High School		1,559,000	1,559,000

JANUARY 3, 2022	OFFICIAL GAZETTE	307
DEPARTMENT OF EDUCATION

Suyo National High School		312,000	312,000
Tagudin National High School		2,521,000	2,521,000
Teodoro Hernaez National High School		990,000	990,000

Division of La Union	351,203,000	32,602,000	383,805,000

Division Office - Proper	351,203,000	14,331,000	365,534,000
Aringay National High School		1,173,000	1,173,000
Bacnotan National High School		1,526,000	1,526,000
Castor Z. Concepcion Memorial National High School		1,146,000	1,146,000
Damortis National High School		527,000	527,000
Don E. De Guzman Memorial National High School		2,335,000	2,335,000
Don Eufemio F. Eriguel Memorial National High School		1,412,000	1,412,000
Doña Francisca Lacsamana Viuda de Ortega Memorial National High School		1,426,000	1,426,000
Luna National High School		1,027,000	1,027,000
Naguilian National High School		1,591,000	1,591,000
President Elpidio Quirino National High School		891,000	891,000
Regional Science High School, La Union		559,000	559,000
Rosario Integrated School		2,164,000	2,164,000
San Gabriel Vocational High School		422,000	422,000
Sto. Rosario National High School		525,000	525,000
Sto. Tomas National High School		720,000	720,000
Tubao National High School		827,000	827,000

Division of Laoag City	63,398,000	6,113,000	69,511,000

Division Office - Proper	63,398,000	363,000	63,761,000
Gabu National High School		369,000	369,000
Ilocos Norte College of Arts and Trades		2,351,000	2,351,000
Ilocos Norte National High School		2,760,000	2,760,000
Ilocos Norte Regional School of Fisheries		270,000	270,000

Division of Pangasinan I	744,061,000	63,879,000	807,940,000

Division Office - Proper	744,061,000	24,285,000	768,346,000
Agno National High School		814,000	814,000
Anda National High School		474,000	474,000
Balingasay National High School		344,000	344,000
Bangan Oda National High School		255,000	255,000
Bani National High School (San Jose)		419,000	419,000
Basista National High School		1,387,000	1,387,000
Bayambang National High School (Bayambang)		5,056,000	5,056,000
Binabalian National High School		433,000	433,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)		789,000	789,000
Bolinao School of Fisheries		360,000	360,000
Bued National High School		305,000	305,000
Burgos National High School		745,000	745,000
Calasiao Comprehensive National High School		2,776,000	2,776,000
Camaley National High School		257,000	257,000
Dacap Norte National High School		591,000	591,000
Daniel Maramba National High School		2,691,000	2,691,000
Dulag National High School		564,000	564,000
Dumpay National High School		463,000	463,000
Eguia National High School		387,000	387,000
Enrico T. Prado National High School		555,000	555,000
Estanza National High School		387,000	387,000
Irene Rayos Ombac National High School		727,000	727,000

308	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Labrador National High School		1,316,000	1,316,000
Lasip National High School		525,000	525,000
Macarang National High School		420,000	420,000
Malasiqui National High School		2,081,000	2,081,000
Mangatarem National High School		3,440,000	3,440,000
Mapandan National High School		1,240,000	1,240,000
Olea National High School		429,000	429,000
Pangasinan National High School		3,867,000	3,867,000
Pangasinan School of Arts and Trades		1,119,000	1,119,000
Parayao National High School		452,000	452,000
Payas National High School		417,000	417,000
Pilar National High School		367,000	367,000
Polong National High School		150,000	150,000
Salomague National High School		348,000	348,000
Sual National High School		1,471,000	1,471,000
Tococ National High School		403,000	403,000
Urbiztondo National High School		403,000	403,000
Zaragoza National High School		367,000	367,000

Division of Pangasinan II	583,892,000	55,524,000	639,416,000

Division Office - Proper	583,892,000	15,868,000	599,760,000
Amamperez Agro-Industrial High School		239,000	239,000
Angela Valdez Ramos National High School		681,000	681,000
Antonio P. Villar National High School		452,000	452,000
Arboleda National High School		506,000	506,000
Artacho National High School		341,000	341,000
Balungao National High School		816,000	816,000
Bautista National High School		1,336,000	1,336,000
Benigno V. Aldana National High School		2,643,000	2,643,000
Bobonan National High School		150,000	150,000
Cabilaoan Agro-Industrial High School		200,000	200,000
Cipriano Primicias Memorial National High School		1,054,000	1,054,000
David National High School		209,000	209,000
Don Ramon E. Costales Memorial National High School		2,131,000	2,131,000
Eastern Pangasinan Agricultural College		1,001,000	1,001,000
Guiling-Coliling National High School		358,000	358,000
Juan G. Macaraeg National High School		1,790,000	1,790,000
Laoac National High School		651,000	651,000
Lobong National High School		573,000	573,000
Luciano Millan National High School		1,442,000	1,442,000
Mabilao National High School		514,000	514,000
Manaoag National High School		2,461,000	2,461,000
Mangaldan National High School		3,961,000	3,961,000
Mataas na Paaralang Juan C. Laya		1,405,000	1,405,000
Natividad National High School		529,000	529,000
Pindangan National High School, Alcala		222,000	222,000
Rosales National High School		3,119,000	3,119,000
San Fabian National High School		2,251,000	2,251,000
San Jacinto National High School		1,703,000	1,703,000
San Nicolas East National High School		555,000	555,000
San Quintin National High School		905,000	905,000
Tayug National High School		2,673,000	2,673,000
Toboy National High School		273,000	273,000
Umingan Central National High School		2,512,000	2,512,000

JANUARY 3, 2022	OFFICIAL GAZETTE	309
DEPARTMENT OF EDUCATION

Division of San Carlos City	104,607,000	8,469,000	113,076,000

Division Office - Proper	104,607,000	3,118,000	107,725,000
Abanon National High School		403,000	403,000
Pangalangan National High School		488,000	488,000
Speaker Eugenio Perez National Agricultural High School		3,128,000	3,128,000
Tandoc National High School		507,000	507,000
Turac National High School		825,000	825,000

Division of San Fernando City	41,076,000	4,744,000	45,820,000

Division Office - Proper	41,076,000	1,311,000	42,387,000
La Union National High School		3,433,000	3,433,000

Division of Urdaneta City	83,501,000	8,063,000	91,564,000

Division Office - Proper	83,501,000	3,251,000	86,752,000
Badipa National High School		328,000	328,000
Lananpin National High School		642,000	642,000
Palina East National High School		349,000	349,000
Urdaneta National High School		3,493,000	3,493,000

Division of Vigan City	47,581,000	5,630,000	53,211,000

Division Office - Proper	47,581,000	482,000	48,063,000
Ilocos Sur National High School		5,148,000	5,148,000

Cordillera Administrative Region (CAR)	690,734,000	64,915,000	755,649,000

Division of Abra	92,711,000	9,649,000	102,360,000

Division Office - Proper	92,711,000	6,868,000	99,579,000
Abra High School		1,203,000	1,203,000
Cristina B. Gonzales Memorial High School		568,000	568,000
Mataragan National Agricultural High School		150,000	150,000
Northern Abra National High School		525,000	525,000
Pilar Rural High School		335,000	335,000

Division of Apayao	59,401,000	5,583,000	64,984,000

Division Office - Proper	59,401,000	4,420,000	63,821,000
Apayao National Industrial and Agricultural High School		234,000	234,000
Conner Central National High School		294,000	294,000
Flora National High School		635,000	635,000

Division of Baguio City	80,556,000	6,774,000	87,330,000

Division Office - Proper	80,556,000	2,151,000	82,707,000
Baguio City National High School		2,569,000	2,569,000
Guisad Valley National High School		616,000	616,000
Irisan National High School		150,000	150,000
Magsaysay National High School		150,000	150,000
Mil-an National High School		280,000	280,000
Pines City National High School		708,000	708,000
Roxas National High School		150,000	150,000

310	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Benguet	172,969,000	16,693,000	189,662,000

Division Office - Proper	172,969,000	7,249,000	180,218,000
Alejo M. Pacalso Memorial National High School		896,000	896,000
Atok National High School		200,000	200,000
Benguet National High School		2,633,000	2,633,000
Bokod National High School		426,000	426,000
Buguias National High School		161,000	161,000
Governor Bado Dangwa Agro-Industrial School		481,000	481,000
Kamora National High School		319,000	319,000
Kibungan National High School		174,000	174,000
La Trinidad National High School		151,000	151,000
Lepanto National High School		568,000	568,000
Loo National High School		960,000	960,000
Mankayan National High School		561,000	561,000
Tuba National High School, Nangalisan		294,000	294,000
Tublay School of Home Industries		1,620,000	1,620,000

Division of Ifugao	74,444,000	7,362,000	81,806,000

Division Office - Proper	74,444,000	4,607,000	79,051,000
Banaue National High School		150,000	150,000
Hingyon National High School		150,000	150,000
Lawig National High School		440,000	440,000
Mayoyao National High School		150,000	150,000
Namillangan National High School		229,000	229,000
Sta. Maria National High School		1,636,000	1,636,000

Division of Kalinga	60,425,000	5,732,000	66,157,000

Division Office - Proper	60,425,000	4,328,000	64,753,000
Balbalan Agricultural and Industrial School		255,000	255,000
Pinukpuk Vocational School		516,000	516,000
Rizal National School of Arts and Trades		483,000	483,000
Tanudan Vocational School		150,000	150,000

Division of Mt. Province	82,428,000	7,297,000	89,725,000

Division Office - Proper	82,428,000	3,973,000	86,401,000
Bacarri National Trade-Agricultural School		150,000	150,000
Eastern Bontoc National Agricultural Vocational High School		248,000	248,000
Guinzadan National High School		694,000	694,000
Mt. Province General Comprehensive High School		1,213,000	1,213,000
Panabungen School of Arts, Trades and Home Industries		150,000	150,000
Paracelis National High School		150,000	150,000
Paracelis Technical and Vocational High School		150,000	150,000
Tadian School of Arts and Trades		569,000	569,000

Division of Tabuk City	67,800,000	5,825,000	73,625,000

Division Office - Proper	67,800,000	1,378,000	69,178,000
Kalinga National High School		1,125,000	1,125,000
Tabuk National High School		3,172,000	3,172,000
Tuga National High School		150,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	311
DEPARTMENT OF EDUCATION

Region II - Cagayan Valley	1,712,468,000	159,063,000	1,871,531,000

Division of Batanes	23,235,000	1,709,000	24,944,000

Division Office - Proper	23,235,000	750,000	23,985,000
Batanes National Science High School (Batanes National High School)		635,000	635,000
Itbayat National Agricultural High School		174,000	174,000
Sabtang National School of Fisheries		150,000	150,000

Division of Cagayan	518,310,000	47,918,000	566,228,000

Division Office - Proper	518,310,000	31,999,000	550,309,000
Abulug National Rural and Vocational High School		330,000	330,000
Abulug School of Fisheries		270,000	270,000
Alcala Rural School		150,000	150,000
Allacapan Vocational High School		862,000	862,000
Amulung National High School		750,000	750,000
Aparri School of Arts and Trades		1,478,000	1,478,000
Baggao National Agricultural School		525,000	525,000
Bukig National Agricultural and Technical School		516,000	516,000
Camalaniugan High School		1,691,000	1,691,000
Claveria Rural and Vocational School		325,000	325,000
Claveria School of Arts and Trades		926,000	926,000
Enrile Vocational High School		564,000	564,000
Gattaran National Trade School		873,000	873,000
Itawes National Agriculture and Technological School		353,000	353,000
Pamplona National School of Fisheries		279,000	279,000
Peñablanca National High School		976,000	976,000
Sanchez Mira School of Arts and Trades		1,045,000	1,045,000
Solana Fresh Water and Fisheries School		543,000	543,000
Sta. Ana Fishery National High School		859,000	859,000
Tuao Vocational and Technical School		646,000	646,000
Vicente D. Trinidad National High School		713,000	713,000
Western Cagayan School of Arts and Trades		1,245,000	1,245,000

Division of Cauayan City	75,681,000	7,661,000	83,342,000

Division Office - Proper	75,681,000	2,768,000	78,449,000
Cauayan City National High School		4,476,000	4,476,000
Villaluna National High School (Isabela National High School - Villaluna Annex)		417,000	417,000

Division of Ilagan City	81,911,000	7,911,000	89,822,000

Division Office - Proper	81,911,000	2,326,000	84,237,000
Ilagan West National High School		150,000	150,000
Isabela National High School		3,583,000	3,583,000
Isabela School of Arts and Trades		1,652,000	1,652,000
San Antonio Agricultural High School		200,000	200,000

Division of Isabela	548,278,000	52,180,000	600,458,000

Division Office - Proper	548,278,000	21,709,000	569,987,000
Addalam Region High School		150,000	150,000
Alfreda Albano National High School		577,000	577,000

312	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Alicia National High School, Paddad		1,565,000	1,565,000
Angadanan High School		985,000	985,000
Benito Soliven National High School		678,000	678,000
Burgos National High School		323,000	323,000
Cabatuan National High School - Main		1,331,000	1,331,000
Cagasat High School		270,000	270,000
Calanigan National High School		381,000	381,000
Callang National High School - Main		594,000	594,000
Delfin Albano High School (Main)		1,575,000	1,575,000
Dibuluan National High School		277,000	277,000
Don Mariano Marcos National High School		713,000	713,000
Gamu Rural School		561,000	561,000
Isabela School of Fisheries		250,000	250,000
Jones Rural School		1,511,000	1,511,000
Lalauanan High School		339,000	339,000
Luna National High School		706,000	706,000
Mabini National High School		248,000	248,000
Muñoz National High School - Main		584,000	584,000
Naguilian National High School		1,050,000	1,050,000
Palanan National High School		729,000	729,000
Quezon National High School - Main		938,000	938,000
Quirino National High School - Main		889,000	889,000
Ramon National High School		394,000	394,000
Raniag High School		672,000	672,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)		573,000	573,000
Reina Mercedes Vocational and Industrial School		812,000	812,000
Rizal Region National High School, Alicia, Isabela		498,000	498,000
Roxas National High School		150,000	150,000
Salinungan National High School		928,000	928,000
San Agustin National High School		344,000	344,000
San Isidro National High School		651,000	651,000
San Jose National High School		481,000	481,000
San Mariano National High School - Main		1,904,000	1,904,000
San Mateo Vocational and Industrial School		805,000	805,000
San Pablo National High School		507,000	507,000
Sandiat National High School		257,000	257,000
Santa Maria National High School - Main		938,000	938,000
St. Paul Vocational and Industrial High School		514,000	514,000
Sto. Tomas National High School		781,000	781,000
Tumauini National High School		1,382,000	1,382,000
Ugad High School		656,000	656,000

Division of Nueva Vizcaya	225,548,000	18,914,000	244,462,000

Division Office - Proper	225,548,000	6,208,000	231,756,000
Alfonso Castañeda National High School		296,000	296,000
Aritao National High School		1,543,000	1,543,000
Bagabag National High School		788,000	788,000
Bambang National High School		1,918,000	1,918,000
Bintawan National High School		931,000	931,000
Bonfal National High School		438,000	438,000
Diadi National High School		600,000	600,000
Dupax del Sur National High School		371,000	371,000
Kasibu National Agricultural School		538,000	538,000
Lamo National High School		248,000	248,000
Nansiakan National High School		150,000	150,000
Nueva Vizcaya General Comprehensive High School		2,393,000	2,393,000

JANUARY 3, 2022	OFFICIAL GAZETTE	313
DEPARTMENT OF EDUCATION

Quezon National High School		310,000	310,000
Salinas National High School		170,000	170,000
Solano High School		1,707,000	1,707,000
Uddiawan National High School		305,000	305,000

Division of Quirino	110,847,000	10,890,000	121,737,000

Division Office - Proper	110,847,000	3,283,000	114,130,000
Cabarroguis National School of Arts and Trades		1,096,000	1,096,000
Diffun National High School		1,644,000	1,644,000
Maddela Comprehensive High School		1,689,000	1,689,000
Pinaripad National High School		522,000	522,000
Quirino General High School, Main Campus		1,315,000	1,315,000
Saguday National High School		931,000	931,000
Victoria High School (Aglipay National High School - Victoria Annex)		410,000	410,000

Division of Santiago City	44,370,000	4,292,000	48,662,000

Division Office - Proper	44,370,000	1,047,000	45,417,000
Cabulay High School		332,000	332,000
Divisoria High School		669,000	669,000
Rizal National High School		559,000	559,000
Santiago City National High School		1,685,000	1,685,000

Division of Tuguegarao City	84,288,000	7,588,000	91,876,000

Division Office - Proper	84,288,000	1,071,000	85,359,000
Cagayan National High School		5,535,000	5,535,000
Gosi National High School		429,000	429,000
Linao National High School		553,000	553,000

Region III - Central Luzon	3,915,110,000	366,818,000	4,281,928,000

Division of Angeles City	124,691,000	13,824,000	138,515,000

Division Office - Proper	124,691,000	4,822,000	129,513,000
Angeles City National High School		2,255,000	2,255,000
Angeles City National Trade School		2,127,000	2,127,000
Angeles City Science High School		1,339,000	1,339,000
Bonifacio V. Romero Memorial High School		757,000	757,000
Francisco G. Nepomuceno Memorial High School		1,850,000	1,850,000
Rafael L. Lazatin Memorial High School		674,000	674,000

Division of Aurora	84,978,000	7,612,000	92,590,000

Division Office - Proper	84,978,000	2,507,000	87,485,000
Aurora National High School		247,000	247,000
Casiguran National High School		529,000	529,000
Dilasag National High School		319,000	319,000
Dingalan National High School		674,000	674,000
Ditumabo National High School		520,000	520,000
E.C. Ronquillo Memorial High School (Quirino National High School)		305,000	305,000
Ibona National High School		486,000	486,000
J.C. Angara Memorial National High School (Dinalungan National High School)		451,000	451,000
Lual National High School		646,000	646,000

314	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Ma. Aurora National High School		568,000	568,000
Mucdol National High School		360,000	360,000

Division of Balanga City	68,137,000	7,417,000	75,554,000

Division Office - Proper	68,137,000		68,137,000
Bataan National High School		6,303,000	6,303,000
City of Balanga National High School		1,114,000	1,114,000

Division of Bataan	300,248,000	27,069,000	327,317,000

Division Office - Proper	300,248,000	9,122,000	309,370,000
B. Camacho National High School		1,141,000	1,141,000
Balsik National High School		568,000	568,000
Bataan School of Fisheries		976,000	976,000
E.C. Bernabe National High School - Bagac National High School, Poblacion		1,135,000	1,135,000
Hermosa National High School		1,380,000	1,380,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)		775,000	775,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)		931,000	931,000
Lamao National High School		1,228,000	1,228,000
Limay National High School		1,886,000	1,886,000
Luakan National High School		1,272,000	1,272,000
Magsaysay Integrated School		601,000	601,000
Morong National High School		1,307,000	1,307,000
Orani National High School (resettlement school)		1,710,000	1,710,000
Pablo Roman National High School		1,494,000	1,494,000
Pagalanggang High School		789,000	789,000
Samal National High School		754,000	754,000

Division of Bulacan	606,353,000	58,653,000	665,006,000

Division Office - Proper	606,353,000	3,643,000	609,996,000
Alexis G. Santos National High School		947,000	947,000
Angat National High School		287,000	287,000
Bajet-Castillo High School		452,000	452,000
Balagtas National Agricultural High School		1,201,000	1,201,000
Bambang National High School (Iluminada Mendoza-Roxas)		314,000	314,000
Binagbag High School - Diosdado Macapagal High School		820,000	820,000
Binagbag National High School		389,000	389,000
Binagbag National High School Annex (DRT)		566,000	566,000
Bintog National High School (Jose J. Mariano Memorial High School)		444,000	444,000
Bunsuran National High School		1,602,000	1,602,000
Bunsuran National High School Annex (Masagana High School)		293,000	293,000
Calawitan National High School		403,000	403,000
Calawitan National High School Annex (Akle High School)		477,000	477,000
Calumpit National High School		1,497,000	1,497,000
Cambaog National High School		607,000	607,000
Carlos F. Gonzales High School (Maguinao Cruz Na Daan NHS)		2,789,000	2,789,000
Catmon National High School		362,000	362,000
Dampol 1st National High School		518,000	518,000
Dampol 2nd National High School		539,000	539,000

JANUARY 3, 2022	OFFICIAL GAZETTE	315
DEPARTMENT OF EDUCATION

Dampol 2nd National High School Annex (Sta. Lucia)		718,000	718,000
Dampol 2nd National High School Annex (Sta. Peregrina)		1,025,000	1,025,000
Doña Candelaria Duque Meneses High School		394,000	394,000
Engr. Virgilio V. Dionisio Memorial School		314,000	314,000
F. F. Halili National Agricultural School		1,341,000	1,341,000
F. G. Bernardino Memorial Trade School		2,881,000	2,881,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)		772,000	772,000
Frances High School		319,000	319,000
Guiguinto National Vocational High School		2,409,000	2,409,000
Iba National High School		869,000	869,000
Jaime J. Vistan High School		150,000	150,000
John J. Russel Memorial High School (Sibul National High School)		956,000	956,000
Lolomboy National High School		843,000	843,000
Maronquillo National High School		206,000	206,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)		1,031,000	1,031,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro		1,366,000	1,366,000
Minuyan National High School		756,000	756,000
Norzagaray National High School		1,440,000	1,440,000
Norzagaray National High School - FVR High School (Julian B. Simbillo High School)		296,000	296,000
Obando School of Fisheries		150,000	150,000
Parada National High School		601,000	601,000
Partida High School		426,000	426,000
Prenza National High School		2,778,000	2,778,000
Pulong Buhangin National High School		2,173,000	2,173,000
Salapungan National High School		456,000	456,000
San Francisco Xavier High School		296,000	296,000
San Ildefonso National High School		1,930,000	1,930,000
San Marcos National High School Annex (Caniogan High School)		312,000	312,000
San Miguel National High School		5,320,000	5,320,000
San Rafael National Trade School		958,000	958,000
San Roque National High School (Kapitangan National High School Annex - San Roque)		788,000	788,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)		832,000	832,000
Sta. Monica National High School		600,000	600,000
Sto. Niño High School		232,000	232,000
Sullivan National High School		436,000	436,000
Taal High School		1,178,000	1,178,000
Taliptip National High School		447,000	447,000
Tiaong National High School		186,000	186,000
Tibagan National High School		830,000	830,000
Vedasto R. Santiago High School		1,488,000	1,488,000

Division of Cabanatuan City	62,710,000	7,274,000	69,984,000

Division Office - Proper	62,710,000	852,000	63,562,000
Camp Tinio National High School		1,382,000	1,382,000
Cesar E. Vergara Memorial High School		422,000	422,000
Eastern Cabu National High School		483,000	483,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)		770,000	770,000
Marciano del Rosario National High School		1,181,000	1,181,000

316	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Mayapyap National High School		1,059,000	1,059,000
San Josef National High School		1,125,000	1,125,000

Division of Gapan City	59,793,000	6,307,000	66,100,000

Division Office - Proper	59,793,000	602,000	60,395,000
Cristina David Pascual National High School		236,000	236,000
Juan R. Liwag Memorial National High School		3,642,000	3,642,000
San Nicolas High School		399,000	399,000
San Roque National High School		814,000	814,000
Sta. Cruz National High School		614,000	614,000

Division of Mabalacat City	50,239,000	3,621,000	53,860,000

Division Office - Proper	50,239,000	2,161,000	52,400,000
Dolores National High School, Magalang (Madapdap Resettlement High School)		928,000	928,000
Mabalacat National High School		532,000	532,000

Division of Malolos City	60,499,000	7,761,000	68,260,000

Division Office - Proper	60,499,000	1,681,000	62,180,000
Bulihan National High School		150,000	150,000
Malolos Marine Fishery School and Laboratory		761,000	761,000
Marcelo H. Del Pilar National High School		5,169,000	5,169,000

Division of Meycauayan City	33,528,000	2,976,000	36,504,000

Division Office - Proper	33,528,000	1,222,000	34,750,000
Meycauayan National High School		1,754,000	1,754,000

Division of Muñoz Science City	52,756,000	4,890,000	57,646,000

Division Office - Proper	52,756,000	384,000	53,140,000
Muñoz National High School		3,715,000	3,715,000
Muñoz National High School Annex		791,000	791,000

Division of Nueva Ecija	680,082,000	60,142,000	740,224,000

Division Office - Proper	680,082,000	17,165,000	697,247,000
Agbanawag National High School		277,000	277,000
Aliaga National High School		1,659,000	1,659,000
Bartolome Sangalang National High School		1,912,000	1,912,000
Bicos National High School		245,000	245,000
Cabiao National High School		2,613,000	2,613,000
Cabucbucan National High School		150,000	150,000
Calaba National High School		293,000	293,000
Canaan East National High School		266,000	266,000
Carmen National High School		459,000	459,000
Carranglan National High School		564,000	564,000
Cuyapo National High School		1,125,000	1,125,000
Digdig High School		314,000	314,000
Doña Juana Chioco National High School		1,676,000	1,676,000
Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)		438,000	438,000
Dr. Ramon de Santos National High School		1,201,000	1,201,000
Eduardo Joson Memorial High School		1,290,000	1,290,000
Exequiel R. Lina National High School		937,000	937,000
Gabaldon Vocational Agriculture High School		915,000	915,000
Galvan High School		529,000	529,000

JANUARY 3, 2022	OFFICIAL GAZETTE	317
DEPARTMENT OF EDUCATION

Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)		846,000	846,000
General Luna National High School		310,000	310,000
General Tinio National High School		1,536,000	1,536,000
Hilario E. Hermosa Memorial High School		514,000	514,000
Jorge M. Padilla National High School		268,000	268,000
Julia Ortiz Luis National High School		656,000	656,000
Lino Bernardo High School (Bago National High School)		440,000	440,000
Macabaclay National High School		396,000	396,000
Magpapalayok National High School		225,000	225,000
Maligaya National High School		403,000	403,000
Mallorca National High School		541,000	541,000
Nueva Ecija National High School		2,228,000	2,228,000
Palayan City National High School		1,872,000	1,872,000
Pantabangan National High School		397,000	397,000
Peñaranda National High School		1,240,000	1,240,000
Putlod - San Jose National High School		710,000	710,000
Putlod - San Jose National High School Annex		412,000	412,000
Restituto B. Peria High School (Bibiclat National High School)		367,000	367,000
Ricardo Dizon Canlas Agricultural School		396,000	396,000
Rio-Chico National High School		410,000	410,000
Rizal National High School		1,590,000	1,590,000
San Anton National High School		264,000	264,000
San Francisco National High School		619,000	619,000
San Mariano National High School (San Francisco High School Annex)		380,000	380,000
San Ricardo National High School		1,299,000	1,299,000
Sibul National High School		428,000	428,000
Sta. Rita National High School		150,000	150,000
Sta. Rosa High School		637,000	637,000
Sto. Domingo National Trade School		1,747,000	1,747,000
Sto. Rosario National High School, Sta. Rosa		436,000	436,000
Talabutab Norte National High School		236,000	236,000
Talugtug National High School (Osmeña-Roxas National High School)		731,000	731,000
Teodoro A. Dionisio National High School		410,000	410,000
Triala National High School		389,000	389,000
V. R. Bumanlag High School (Sto. Tomas National High School)		341,000	341,000
Vaca Valley National High School		468,000	468,000
Zaragoza National High School		1,822,000	1,822,000

Division of Olongapo City	59,771,000	6,334,000	66,105,000

Division Office - Proper	59,771,000	4,216,000	63,987,000
Kalalake National High School		516,000	516,000
New Cabalan National High School		1,080,000	1,080,000
Regional Science High School		522,000	522,000

Division of Pampanga	605,432,000	49,847,000	655,279,000

Division Office - Proper	605,432,000	10,966,000	616,398,000
Anao National High School		287,000	287,000
Andres M. Luciano High School		608,000	608,000
Apalit High School		229,000	229,000
Arayat National High School		374,000	374,000
Bahay Pare National High School		1,119,000	1,119,000
Balitucan National High School		571,000	571,000

318	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Balucuc National High School	472,000	472,000
Basa Air Base National High School	1,327,000	1,327,000
Becuran National High School	1,084,000	1,084,000
Betis National High School	561,000	561,000
Caduang Tete National High School	183,000	183,000
Camba National High School	818,000	818,000
Cansinala National High School	280,000	280,000
De La Paz Libutad National High School	349,000	349,000
Diosdado Macapagal High School	958,000	958,000
Dolores National High School, Magalang	202,000	202,000
Emigdio A. Bondoc High School, San Luis	584,000	584,000
Floridablanca National Agricultural School	674,000	674,000
Guillermo D. Mendoza National High School	369,000	369,000
Gutad National High School	511,000	511,000
Gutad National High School - Floridablanca Integrated School	415,000	415,000
Justino Sevilla High School (Mangga-Cacutud National High School)	2,175,000	2,175,000
Lubao Vocational High School	257,000	257,000
Malino National High School	470,000	470,000
Mexico National High School	463,000	463,000
Natividad National High School	495,000	495,000
Natividad National High School - Pulungmasle National High School Annex (Pulungmasle National High School)	502,000	502,000
Pagyuruan National High School (Paguiruan High School)	280,000	280,000
Pandacaque Resettlement School (D.J. Gonzales National High School)	1,497,000	1,497,000
Pasig National High School	962,000	962,000
Porac Model Community High School (resettlement school)	1,286,000	1,286,000
Porac National High School	816,000	816,000
Potrero National High School	701,000	701,000
Pulong Santol National High School	1,283,000	1,283,000
Pulong Santol National High School - Porac High School - Sta. Cruz Annex 2	671,000	671,000
Remedios National High School	396,000	396,000
Salapungan National High School	550,000	550,000
San Isidro National High School, San Luis	348,000	348,000
San Isidro National High School, Sta. Ana	150,000	150,000
San Juan National High School, Mexico	1,919,000	1,919,000
San Juan-San Luis National High School Annex (San Carlos)	674,000	674,000
San Matias National High School	2,045,000	2,045,000
San Pablo 2nd National High School	605,000	605,000
San Pedro National High School	284,000	284,000
San Roque Dau National High School	970,000	970,000
San Vicente National High School	834,000	834,000
San Vicente Pilot School for Philippine Craftsmen	532,000	532,000
San Vicente-San Francisco National High School	619,000	619,000
Sta. Ana National High School	468,000	468,000
Sta. Cruz Integrated School	722,000	722,000
Sta. Lucia National High School, Masantol	681,000	681,000
Sta. Maria National High School, Minalin	883,000	883,000
Sta. Maria National High School, Macabebe	598,000	598,000
Sto. Rosario National High School	679,000	679,000

JANUARY 3, 2022	OFFICIAL GAZETTE	319
DEPARTMENT OF EDUCATION

Sto. Tomas National High School, Sasmuan		202,000	202,000
Talang National High School		151,000	151,000
Tinajero National High School -Sta. Lucia High School Annex		738,000	738,000

Division of San Fernando City	98,382,000	10,719,000	109,101,000

Division Office - Proper	98,382,000	4,222,000	102,604,000
Pampanga National High School		5,915,000	5,915,000
Sindalan National High School		582,000	582,000

Division of San Jose City	47,284,000	6,602,000	53,886,000

Division Office - Proper	47,284,000	1,798,000	49,082,000
Constancio Padilla National High School		4,804,000	4,804,000

Division of San Jose del Monte City	130,342,000	12,437,000	142,779,000

Division Office - Proper	130,342,000	3,320,000	133,662,000
Graceville National High School		374,000	374,000
Minuyan National High School		349,000	349,000
Paradise Farm National High School		1,087,000	1,087,000
San Jose del Monte National High School		1,407,000	1,407,000
San Jose del Monte National Trade School		1,343,000	1,343,000
San Martin National High School (San Martin High School)		1,008,000	1,008,000
Sapang Palay National High School		3,200,000	3,200,000
Towerville High School		349,000	349,000

Division of Tarlac	510,950,000	45,069,000	556,019,000

Division Office - Proper	510,950,000	11,281,000	522,231,000
Anao National High School		504,000	504,000
Balaoang National High School		428,000	428,000
Benigno S. Aquino National High School		3,775,000	3,775,000
Bilad High School (resettlement school)		706,000	706,000
Caluluan National High School		915,000	915,000
Camiling School of Home Industries		458,000	458,000
Corazon C. Aquino High School		1,946,000	1,946,000
Dapdap High School (resettlement school)		1,801,000	1,801,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)		896,000	896,000
Estipona National High School		442,000	442,000
Guevarra National High School		756,000	756,000
La Paz National High School		1,313,000	1,313,000
Mababanaba National High School		688,000	688,000
Marawi National High School		491,000	491,000
Moncada National High School		1,332,000	1,332,000
Nambalan National High School		364,000	364,000
O’Donnel High School (resettlement school)		1,811,000	1,811,000
O’Donnel National High School		562,000	562,000
Padapada National High School		1,054,000	1,054,000
Ramos National High School		946,000	946,000
San Felipe National High School		621,000	621,000
San Julian-Sta. Maria National High School		330,000	330,000
San Pedro National High School		483,000	483,000
San Roque National High School		1,758,000	1,758,000

320	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sto. Domingo National High School (Capas High School)		3,222,000	3,222,000
Tarlac National High School		3,601,000	3,601,000
Victoria National High School		2,095,000	2,095,000
Villa Aglipay National High School		490,000	490,000

Division of Tarlac City	69,525,000	6,697,000	76,222,000

Division Office - Proper	69,525,000	3,148,000	72,673,000
Alvindia-Aguso National High School		348,000	348,000
Amucao National High School		349,000	349,000
Central Azucarera De Tarlac National High School		530,000	530,000
Maliwalo National High School		1,568,000	1,568,000
San Manuel National High School		754,000	754,000

Division of Zambales	209,410,000	21,567,000	230,977,000

Division Office - Proper	209,410,000	4,492,000	213,902,000
Amungan National High School		397,000	397,000
Bani National High School		184,000	184,000
Bani National High School Annex		339,000	339,000
Botolan National High School		577,000	577,000
Cabangan National High School		775,000	775,000
Candelaria School of Fisheries		280,000	280,000
Castillejos National High School		1,478,000	1,478,000
Guisguis National High School		401,000	401,000
Jesus F. Magsaysay Tech. Voc. High School - Jesus F. Magsaysay High School		406,000	406,000
La Paz National High School		360,000	360,000
Lauis National High School Annex - Pambian High School		401,000	401,000
Lawis National High School		197,000	197,000
Locloc National High School		426,000	426,000
Maloma National High School		296,000	296,000
Mena Memorial High School (Sta. Cruz South High School)		150,000	150,000
Mena Memorial National High School (Bolitoc National High School)		151,000	151,000
New Taugtog National High School		184,000	184,000
Panan National High School		199,000	199,000
Rofulo M. Landa Memorial High School (Salaza National High School)		575,000	575,000
San Agustin High School		213,000	213,000
San Guillermo National High School		1,205,000	1,205,000
San Miguel National High School		399,000	399,000
San Miguel National High School - Jesus F. Magsaysay High School		522,000	522,000
San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)		241,000	241,000
Sta. Cruz National High School		309,000	309,000
Sta. Cruz National High School - Lipay High School		747,000	747,000
Subic National High School		2,764,000	2,764,000
Zambales National High School		2,695,000	2,695,000
Zambales National High School - Diosdado F. Magsaysay High School Annex		204,000	204,000

JANUARY 3, 2022	OFFICIAL GAZETTE	321
DEPARTMENT OF EDUCATION

Region IVA - CALABARZON	3,938,523,000	388,833,000	4,327,356,000

Division of Antipolo City	176,820,000	14,634,000	191,454,000

Division Office - Proper	176,820,000	6,712,000	183,532,000
Marcelino M. Santos National High School		488,000	488,000
Maximo L. Gatlabayan Memorial National High School		798,000	798,000
Mayamot National High School		2,778,000	2,778,000
San Isidro National High School		1,261,000	1,261,000
San Jose National High School		1,811,000	1,811,000
San Roque National High School		786,000	786,000

Division of Bacoor City	63,036,000	8,984,000	72,020,000

Division Office - Proper	63,036,000	8,984,000	72,020,000

Division of Batangas	676,849,000	77,254,000	754,103,000

Division Office - Proper	676,849,000	56,505,000	733,354,000
Anselmo A. Sandoval Memorial National High School		2,061,000	2,061,000
Bauan National Agricultural and Vocational High School		662,000	662,000
Bauan Technical High School		3,568,000	3,568,000
Baybayin National High School		981,000	981,000
Buhay na Sapa National High School		924,000	924,000
Dagatan National High School		997,000	997,000
Dr. Juan A. Pastor Memorial National High School (Talaibon National High School)		2,271,000	2,271,000
Laiya National High School		1,121,000	1,121,000
Padre Garcia National High School		1,597,000	1,597,000
Palahanan National High School		1,141,000	1,141,000
Pansol National High School		967,000	967,000
Rosario National High School		885,000	885,000
Sico 1.0 National High School		649,000	649,000
Sta. Clara National High School		349,000	349,000
Sta. Teresita National High School		644,000	644,000
Taysan National High School		1,409,000	1,409,000
Tipas National High School		523,000	523,000

Division of Batangas City	83,024,000	7,954,000	90,978,000

Division Office - Proper	83,024,000	5,707,000	88,731,000
Balete National High School		218,000	218,000
Banaba National High School		298,000	298,000
Batangas National High School		433,000	433,000
Paharang National High School		342,000	342,000
Pinamucan National High School		527,000	527,000
Tabangao National High School		429,000	429,000

Division of Biñan City	100,472,000	9,093,000	109,565,000

Division Office - Proper	100,472,000	4,535,000	105,007,000
Biñan National High School - Main		4,240,000	4,240,000
St. Francis National High School		318,000	318,000

322	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Cabuyao City	42,388,000	3,786,000	46,174,000

Division Office - Proper	42,388,000	1,443,000	43,831,000
Bigaa National High School		318,000	318,000
Cabuyao National High School		938,000	938,000
Southville I National High School		1,087,000	1,087,000

Division of Calamba City	107,022,000	12,500,000	119,522,000

Division Office - Proper	107,022,000	2,773,000	109,795,000
Calamba Bayside Integrated School		1,031,000	1,031,000
Calamba Integrated School		757,000	757,000
Camp Vicente Lim Integrated School		2,168,000	2,168,000
Kapayapaan National High School		1,827,000	1,827,000
Lecheria National High School		298,000	298,000
Looc National High School		633,000	633,000
Makiling Integrated School		1,160,000	1,160,000
Palo Alto Integrated School		750,000	750,000
Punta Integrated School		1,103,000	1,103,000

Division of Cavite	469,910,000	47,346,000	517,256,000

Division Office - Proper	469,910,000	10,007,000	479,917,000
Alfonso National High School		514,000	514,000
Amadeo National High School		1,261,000	1,261,000
Amaya School of Home Industries		2,501,000	2,501,000
Bagbag National High School (Ligtong National High School)		378,000	378,000
Bendita National High School		431,000	431,000
Bucal National High School		1,497,000	1,497,000
Bulihan National High School		2,851,000	2,851,000
Cavite National Science High School		632,000	632,000
Emiliano Tria Tirona Memorial National High School		2,053,000	2,053,000
F.P. Tolentino Memorial High School		642,000	642,000
Francisco Osorio National High School		358,000	358,000
Gen. E. Aguinaldo National High School (Bailen)		672,000	672,000
Gen. Mariano Alvarez Technical High School		4,375,000	4,375,000
Gen. Vito Belarmino National High School		963,000	963,000
Kaytitinga National High School		449,000	449,000
Lucsuhin National High School		999,000	999,000
Lumampong National High School		252,000	252,000
Lumil National High School		844,000	844,000
Munting Ilog National High School		866,000	866,000
Naic National High School		1,536,000	1,536,000
San Jose Community High School		903,000	903,000
Tagaytay City National High School		812,000	812,000
Tagaytay City National Science High School		2,329,000	2,329,000
Tanza National Comprehensive High School		3,986,000	3,986,000
Tanza National Trade School		4,284,000	4,284,000
Ternate National High School		674,000	674,000
Ternate West National High School		277,000	277,000

Division of Cavite City	39,217,000	4,284,000	43,501,000

Division Office - Proper	39,217,000		39,217,000
Cavite National High School		3,179,000	3,179,000
Sangley Point National High School		1,105,000	1,105,000

JANUARY 3, 2022	OFFICIAL GAZETTE	323
DEPARTMENT OF EDUCATION

Division of Dasmariñas City	134,539,000	13,038,000	147,577,000

Division Office - Proper	134,539,000	6,666,000	141,205,000
Congressional Integrated High School		1,703,000	1,703,000
Dasmariñas East Integrated High School		475,000	475,000
Dasmariñas Integrated High School		4,194,000	4,194,000

Division of General Trias City	40,417,000	4,606,000	45,023,000

Division Office - Proper	40,417,000	4,606,000	45,023,000

Division of Imus City	65,615,000	5,883,000	71,498,000

Division Office - Proper	65,615,000	5,883,000	71,498,000

Division of Laguna	378,026,000	36,531,000	414,557,000

Division Office - Proper	378,026,000	21,489,000	399,515,000
Alaminos National High School		667,000	667,000
Balian National High School		605,000	605,000
Cristobal S. Conducto Memorial National High School		821,000	821,000
Famy National High School		1,249,000	1,249,000
Kabulusan National High School		571,000	571,000
Mabitac National High School		346,000	346,000
Masaya National High School		504,000	504,000
Nicolas L. Galvez Memorial National High School		834,000	834,000
Pagsanjan National High School		534,000	534,000
Plaridel National High School		1,488,000	1,488,000
San Francisco National High School		150,000	150,000
San Pedro Relocation Center National High School - Main Campus		2,306,000	2,306,000
Siniloan National High School		1,943,000	1,943,000
Sta. Catalina National High School		1,054,000	1,054,000
Sta. Maria National High School		1,322,000	1,322,000
Talangan National High School		648,000	648,000

Division of Lipa City	74,407,000	9,117,000	83,524,000

Division Office - Proper	74,407,000	1,676,000	76,083,000
Bolbok National High School		694,000	694,000
Bugtongnapulo Integrated National High School		321,000	321,000
Bulacnin Integrated National High School		319,000	319,000
Fernando Air Base Integrated National High School		1,492,000	1,492,000
Inosluban-Marawoy Integrated National High School		1,487,000	1,487,000
Lodlod Integrated National High School		305,000	305,000
Lumbang Integrated National High School		417,000	417,000
Pinagkawitan National High School		562,000	562,000
Pinagtongulan National High School		697,000	697,000
San Celestino Integrated National High School		663,000	663,000
San Isidro Integrated National High School		484,000	484,000

Division of Lucena City	42,089,000	3,397,000	45,486,000

Division Office - Proper	42,089,000	566,000	42,655,000
Cotta National High School		417,000	417,000
Gulang-Gulang National High School		752,000	752,000
Lucena City National High School		825,000	825,000
Lucena Dalahican National High School		837,000	837,000

324	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Quezon	802,989,000	70,848,000	873,837,000

Division Office - Proper	802,989,000	22,731,000	825,720,000
Abuyon National High School		490,000	490,000
Alabat Island National High School		1,299,000	1,299,000
Amontay National High School		399,000	399,000
Atimonan National Comprehensive High School		1,105,000	1,105,000
Binulasan Integrated School		582,000	582,000
Bondoc Peninsula Agricultural High School		1,244,000	1,244,000
Buenavista National High School		866,000	866,000
Bukal Sur National High School		177,000	177,000
Burdeos National High School		465,000	465,000
Cabay National High School		316,000	316,000
Calauag National High School		1,118,000	1,118,000
Camflora National High School		1,338,000	1,338,000
Canda National High School		399,000	399,000
Concepcion National High School		289,000	289,000
Dagatan National High School		614,000	614,000
Dolores Macasaet National High School		706,000	706,000
Dr. Maria D. Pastrana High School (Mauban National High School)		248,000	248,000
Dr. Panfilo Castro National High School		573,000	573,000
Elias A. Salvador National High School		674,000	674,000
Godofredo M. Tan Memorial School of Arts and Trades		896,000	896,000
Gumaca National High School		2,856,000	2,856,000
Hondagua National High School		502,000	502,000
Infanta National High School		2,445,000	2,445,000
Lamon Bay School of Fisheries		150,000	150,000
Libo National High School		275,000	275,000
Lopez National Comprehensive High School		2,886,000	2,886,000
Lusacan National High School		1,050,000	1,050,000
Lutucan National High School		2,331,000	2,331,000
Magallanes National High School		406,000	406,000
Manuel S. Enverga Memorial School of Arts and Trades		1,114,000	1,114,000
Marcial B. Villanueva National High School		825,000	825,000
Olongtao National High School		930,000	930,000
Paaralang Sekundarya ng Heneral Nakar		770,000	770,000
Paaralang Sekundarya ng Lukban		1,595,000	1,595,000
Pagbilao Grande Island National High School		396,000	396,000
Pagbilao National High School		465,000	465,000
Pagsangahan National High School		408,000	408,000
Paiisa National High School		578,000	578,000
Patnanungan National High School		463,000	463,000
Perez National High School		429,000	429,000
Polillo National High School		1,031,000	1,031,000
Quezon National High School		1,316,000	1,316,000
Recto Memorial National High School		2,620,000	2,620,000
San Antonio National High School		523,000	523,000
San Isidro National High School, Catanauan		529,000	529,000
San Isidro National High School, General Luna		600,000	600,000
Silangang Malicboy National High School		200,000	200,000
Sta. Catalina National High School		1,320,000	1,320,000
Sto. Domingo National High School		711,000	711,000
Tagkawayan National High School		1,206,000	1,206,000
Talipan National High School		1,357,000	1,357,000
Tongohin National High School		527,000	527,000
Ungos National High School		522,000	522,000
Unisan National High School		983,000	983,000

JANUARY 3, 2022	OFFICIAL GAZETTE	325
DEPARTMENT OF EDUCATION

Division of Rizal	450,338,000	41,018,000	491,356,000

Division Office - Proper	450,338,000	21,228,000	471,566,000
Abuyod National High School		362,000	362,000
Angono National High School		3,129,000	3,129,000
Antonio C. Esguerra Memorial National High School		474,000	474,000
Bagumbong National High School		302,000	302,000
Bayugo National High School		332,000	332,000
Carlos “Botong” Francisco Memorial National High School		538,000	538,000
Catalino D. Salazar National High School		271,000	271,000
Don Jose Ynares Memorial National High School		910,000	910,000
Janosa National High School		150,000	150,000
Malaya National High School		467,000	467,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)		1,219,000	1,219,000
Morong National High School		2,982,000	2,982,000
Pantay National High School (Teresa National High School - Pantay Annex)		802,000	802,000
Pililla National High School		467,000	467,000
Quisao National High School		326,000	326,000
Rizal National Science High School		773,000	773,000
Sampaloc National High School		733,000	733,000
San Guillermo National High School		150,000	150,000
Silangan National High School		1,302,000	1,302,000
Teresa National High School		1,048,000	1,048,000
Vicente Madrigal National High School		3,053,000	3,053,000

Division of San Pablo City	53,049,000	7,196,000	60,245,000

Division Office - Proper	53,049,000	5,274,000	58,323,000
Col. Lauro D. Dizon Memorial National High School (San Pablo City National High School Annex)		150,000	150,000
San Bartolome National High School		353,000	353,000
San Cristobal National High School		252,000	252,000
San Pablo City National High School		522,000	522,000
San Vicente National High School (San Pablo City National High School - San Vicente Extension)		287,000	287,000
Santisimo Rosario National High School		358,000	358,000

Division of Sta. Rosa City	67,066,000	5,286,000	72,352,000

Division Office - Proper	67,066,000	3,355,000	70,421,000
Aplaya National High School		475,000	475,000
Balibago National High School		174,000	174,000
Sta. Rosa Science and Technology High School		766,000	766,000
Sto. Domingo National High School		516,000	516,000

Division of Tanauan City	43,151,000	1,853,000	45,004,000

Division Office - Proper	43,151,000	188,000	43,339,000
Pantay National High School		206,000	206,000
Tanauan City National High School		1,070,000	1,070,000
Tanauan School of Fisheries		389,000	389,000

Division of Tayabas City	28,099,000	4,225,000	32,324,000

Division Office - Proper	28,099,000	1,832,000	29,931,000
Luis Palad National High School		2,393,000	2,393,000

326	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVB - MIMAROPA	1,485,425,000	147,952,000	1,633,377,000

Division of Calapan City	63,081,000	7,239,000	70,320,000

Division Office - Proper	63,081,000	819,000	63,900,000
Canubing I National High School		653,000	653,000
Community Vocational High School		282,000	282,000
Managpi National High School		401,000	401,000
Oriental Mindoro National High School		4,763,000	4,763,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex)		321,000	321,000

Division of Marinduque	118,724,000	11,742,000	130,466,000

Division Office - Proper	118,724,000	6,177,000	124,901,000
Bangbang National High School		316,000	316,000
Bognuyan National High School		216,000	216,000
Buenavista National High School		658,000	658,000
Landy National High School		754,000	754,000
Makapuyat National High School		889,000	889,000
Marinduque National High School		2,732,000	2,732,000

Division of Occidental Mindoro	199,816,000	21,122,000	220,938,000

Division Office - Proper	199,816,000	3,554,000	203,370,000
Abra de Ilog National High School		844,000	844,000
Calintaan National High School		408,000	408,000
Central National High School (San Jose National High School Annex)		582,000	582,000
Iling National High School		383,000	383,000
Ligaya National High School		820,000	820,000
Looc National School of Fisheries		250,000	250,000
Lubang Integrated School		763,000	763,000
Lubang Vocational High School		248,000	248,000
Magsaysay National High School		1,714,000	1,714,000
Occidental Mindoro National High School		2,877,000	2,877,000
Paluan National High School		424,000	424,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)		1,398,000	1,398,000
Rizal National High School		1,467,000	1,467,000
Sablayan National Comprehensive High School		1,568,000	1,568,000
San Jose National Agricultural and Industrial High School		676,000	676,000
San Jose National High School		1,769,000	1,769,000
San Vicente National High School		330,000	330,000
Sta. Cruz National High School		1,047,000	1,047,000

Division of Oriental Mindoro	320,898,000	29,262,000	350,160,000

Division Office - Proper	320,898,000	7,668,000	328,566,000
Alcadesma National High School		420,000	420,000
Aurelio Arago Memorial National High School		1,125,000	1,125,000
Aurora National High School		621,000	621,000
Baco National High School		1,056,000	1,056,000
Balugo National High School		353,000	353,000
Bansud National High School (Regional Science High School for MIMAROPA)		334,000	334,000
Bulalacao National High School		637,000	637,000

JANUARY 3, 2022	OFFICIAL GAZETTE	327
DEPARTMENT OF EDUCATION

Bulbugan National High School		518,000	518,000
Dangay National High School		658,000	658,000
Dayhagan National High School		449,000	449,000
Domingo Yu Chu National High School		1,031,000	1,031,000
Doroteo S. Mendoza, Sr. National High School		591,000	591,000
Fe del Mundo National High School		1,141,000	1,141,000
Inarawan National High School		493,000	493,000
Kaligtasan National High School		337,000	337,000
Labasan National High School (Bongabong SOF)		206,000	206,000
Leuteboro National High School		1,499,000	1,499,000
Marcelo Cabrera Vocational High School		477,000	477,000
Masaguisi National High School		291,000	291,000
Melgar National High School		316,000	316,000
Nabuslot National High School		1,013,000	1,013,000
Naujan Municipal High School		926,000	926,000
Pag-asa National High School		546,000	546,000
Pambisan National High School		215,000	215,000
Pili National High School		374,000	374,000
Porfirio Comia Memorial High School (Barcenaga National High School)		1,017,000	1,017,000
President Diosdado Macapagal Memorial National High School		898,000	898,000
Puerto Galera National High School		1,476,000	1,476,000
Quinabigan National High School		426,000	426,000
San Agustin National High School		683,000	683,000
San Mariano National High School		662,000	662,000
Vicente B. Ylagan National High School		408,000	408,000
Villa Pag-asa National High School		397,000	397,000

Division of Palawan	444,325,000	45,656,000	489,981,000

Division Office - Proper	444,325,000	20,258,000	464,583,000
Aborlan National High School		1,277,000	1,277,000
Araceli National High School		720,000	720,000
Aramaywan National High School		708,000	708,000
Balabac National High School		667,000	667,000
Bataraza National High School		1,417,000	1,417,000
Brooke’s Point National High School		1,754,000	1,754,000
Coron School of Fisheries		2,049,000	2,049,000
Culion National High School (Culion Sanitarium Special School)		649,000	649,000
El Nido National High School		1,171,000	1,171,000
Gaudencio Abordo Memorial National High School		296,000	296,000
Governor Alfredo Abueg, Sr. National Technical and Vocational Memorial High School		522,000	522,000
Jose P. Rizal National High School		837,000	837,000
Magara School for Philippine Craftsmen		697,000	697,000
Narra National High School		1,838,000	1,838,000
Panacan National High School		394,000	394,000
Plaridel National High School		543,000	543,000
Princesa Urduja National High School		687,000	687,000
Pulot National High School		1,378,000	1,378,000
Quezon National High School		2,310,000	2,310,000
Rio Tuba National High School		974,000	974,000
Roxas National Comprehensive High School		2,633,000	2,633,000
Salvacion National High School		676,000	676,000
San Vicente National High School		832,000	832,000
Sta. Teresita National High School		369,000	369,000

328	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Puerto Princesa City	147,301,000	15,206,000	162,507,000

Division Office - Proper	147,301,000	6,399,000	153,700,000
Irawan National High School		239,000	239,000
Mangingisda National High School		518,000	518,000
Palawan National School		5,966,000	5,966,000
San Jose National High School		1,339,000	1,339,000
Sicsican National High School		745,000	745,000

Division of Romblon	191,280,000	17,725,000	209,005,000

Division Office - Proper	191,280,000	1,915,000	193,195,000
Agnipa National High School		154,000	154,000
Alcantara National High School		970,000	970,000
Banton National High School		319,000	319,000
Cajidiocan National High School		1,098,000	1,098,000
Calatrava National High School		688,000	688,000
Concepcion National High School		193,000	193,000
Corcuera National High School		342,000	342,000
Don Carlos M. Mejias Memorial High School		949,000	949,000
Espana National High School		545,000	545,000
Esteban Madrona National High School (Bachawan National High School)		445,000	445,000
Libertad National High School		287,000	287,000
Looc National High School		1,753,000	1,753,000
Mabini National High School		406,000	406,000
Macario Molina National High School		293,000	293,000
Magdiwang National High School		967,000	967,000
Odiongan National High School		1,607,000	1,607,000
Romblon National High School, Romblon		2,097,000	2,097,000
San Andres National High School (RCFF - San Andres)		898,000	898,000
San Jose Agricultural High School		690,000	690,000
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)		1,109,000	1,109,000

Region V - Bicol	3,330,069,000	282,454,000	3,612,523,000

Division of Albay	449,159,000	34,620,000	483,779,000

Division Office - Proper	449,159,000	9,733,000	458,892,000
Anislag National High School		1,549,000	1,549,000
Balogo High School		360,000	360,000
Bariw National High School		150,000	150,000
Bonga National High School		381,000	381,000
Buga High School, Libon		413,000	413,000
Cabasan National High School		150,000	150,000
Cotmon National High School		543,000	543,000
Daraga National High School		1,359,000	1,359,000
Ilawod High School		467,000	467,000
Itaran National High School		452,000	452,000
Jovellar National High School		264,000	264,000
Kilicao High School		150,000	150,000
Libon Agro-Industrial High School		914,000	914,000
Lower Binogsacan National High School		323,000	323,000
Malabog National High School		1,302,000	1,302,000
Malinao National High School		193,000	193,000
Malipo National High School		150,000	150,000
Manito National High School		882,000	882,000

JANUARY 3, 2022	OFFICIAL GAZETTE	329
DEPARTMENT OF EDUCATION

Maramba National High School		280,000	280,000
Marcial O. Rañola Memorial High School		2,223,000	2,223,000
Masarawag National High School		282,000	282,000
Mauraro National High School		506,000	506,000
Naga National High School		1,652,000	1,652,000
Oas Polytechnic School		754,000	754,000
Pili National High School		401,000	401,000
Pioduran National High School		899,000	899,000
Polangui General Comprehensive High School		3,933,000	3,933,000
Rapu-rapu National High School		637,000	637,000
Saban National High School		389,000	389,000
San Antonio National High School, Malilipot		339,000	339,000
San Jose National High School, Malilipot		150,000	150,000
Sto. Domingo National High School		1,274,000	1,274,000
Tiwi Agro-Industrial School		632,000	632,000
Villahermosa National High School		266,000	266,000
Vinisitahan National High School		268,000	268,000

Division of Camarines Norte	264,969,000	25,374,000	290,343,000

Division Office - Proper	264,969,000	6,106,000	271,075,000
Alawihao National High School		440,000	440,000
Bagong Silang I High School		481,000	481,000
Basud National High School		962,000	962,000
Batobalani National High School		518,000	518,000
Camarines Norte High School		1,501,000	1,501,000
D. Q. Liwag National High School		447,000	447,000
Daguit National High School		312,000	312,000
Delia Diezmo High School		429,000	429,000
Froilan Lopez High School		316,000	316,000
Gonzalo Aler National High School		545,000	545,000
Jose Panganiban National High School		2,517,000	2,517,000
Labo National High School		367,000	367,000
Labo Science and Technology High School		404,000	404,000
Larap National High School		483,000	483,000
Leocadio Alejo Entienza High School, Sta. Elena		298,000	298,000
Manguisoc National High School		167,000	167,000
Mercedes High School		192,000	192,000
Moreno Integrated School		1,361,000	1,361,000
Pablo S. Villafuerte High School, Mercedes		150,000	150,000
Paracale National High School		1,196,000	1,196,000
Rizal National High School		493,000	493,000
San Felipe National High School		463,000	463,000
San Lorenzo Ruiz National High School (Matacong NHS)		474,000	474,000
San Roque High School		181,000	181,000
Tabas National High School		282,000	282,000
Talobatib High School		222,000	222,000
Tigbinan National High School		364,000	364,000
Tulay Na Lupa National High School		617,000	617,000
Vicente L. Basit Memorial High School		232,000	232,000
Vinzons Pilot High School		2,854,000	2,854,000

Division of Camarines Sur	929,858,000	73,516,000	1,003,374,000

Division Office - Proper	929,858,000	28,656,000	958,514,000
Agdangan National High School		150,000	150,000
Antipolo National High School, Minalabac		491,000	491,000
Baao National High School		1,561,000	1,561,000
Barcelonita Fishery School		183,000	183,000

330	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Bato National High School	749,000	749,000
Bikal Fishery School	546,000	546,000
Binanuaanan High School	245,000	245,000
Bula National High School	876,000	876,000
Calabanga National Science High School (Calabanga National High School)	1,309,000	1,309,000
Colacling National High School	495,000	495,000
Del Gallego National High School	695,000	695,000
Don M. Gonzalvo Memorial High School	346,000	346,000
Don M. Veneracion National High School	465,000	465,000
Don Servillano Platon Memorial National High School	1,508,000	1,508,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	380,000	380,000
Gainza National High School	385,000	385,000
Goa National High School	1,221,000	1,221,000
Godofredo Reyes, Sr. National High School	527,000	527,000
Hanawan National High School	415,000	415,000
Hobo National High School	367,000	367,000
Homobono H. Gonzalez National High School	463,000	463,000
Juan F. Triviño Memorial High School	750,000	750,000
La Purisima National High School	328,000	328,000
Magarao National High School, Magarao	436,000	436,000
Malawag National High School	150,000	150,000
Milaor National High School	587,000	587,000
Minalabac National High School	580,000	580,000
Nabua National High School	5,538,000	5,538,000
Nato National High School	1,148,000	1,148,000
Ocampo National High School	1,417,000	1,417,000
Palsong National High School	490,000	490,000
Pamplona National High School	793,000	793,000
Pamukid National High School	814,000	814,000
Partido Agro - Industrial National High School	481,000	481,000
Pili National High School - Pili	1,682,000	1,682,000
Pinaglabanan High School	717,000	717,000
Quipayo National High School	722,000	722,000
Ragay National Agricultural and Fisheries School	451,000	451,000
Rodriguez National High School	472,000	472,000
Salvacion National High School - Bato	150,000	150,000
San Fernando National High School	844,000	844,000
San Isidro National High School - Libmanan	907,000	907,000
San Jose National High School, San Jose	247,000	247,000
San Jose Pili National High School	690,000	690,000
San Juan National High School	903,000	903,000
San Rafael National High School	2,349,000	2,349,000
San Ramon National High School - Lagonoy	387,000	387,000
San Vicente National High School - Buhi	150,000	150,000
Sipocot National High School	1,084,000	1,084,000
Siruma National High School	431,000	431,000
Sta. Cruz National High School	326,000	326,000
Sta. Justina National High School	914,000	914,000
Sta. Lutgarda National High School	681,000	681,000
Sto. Tomas National High School	325,000	325,000
Tamban National High School	150,000	150,000
Tandaay Provincial High School	484,000	484,000
Tawog National High School	1,054,000	1,054,000
Tomas A. Andaya, Sr. National High School	623,000	623,000
Union National High School	506,000	506,000
Villazar National High School	204,000	204,000
Vivencio Obias - Kinalansan National High School	518,000	518,000

JANUARY 3, 2022	OFFICIAL GAZETTE	331
DEPARTMENT OF EDUCATION

Division of Catanduanes	203,110,000	17,386,000	220,496,000

Division Office - Proper	203,110,000	6,564,000	209,674,000
Bagamanoc Rural Development High School		468,000	468,000
Baras Rural Development High School		504,000	504,000
Bato Rural Development High School		887,000	887,000
Calatagan High School		649,000	649,000
Caramoran Rural Development High School		491,000	491,000
Caramoran School of Fisheries		326,000	326,000
Catanduanes National High School		3,051,000	3,051,000
Gigmoto Rural Development High School		334,000	334,000
Pandan School of Arts and Trades		985,000	985,000
San Andres Vocational School		1,460,000	1,460,000
San Miguel Rural Development High School		514,000	514,000
Supang-Datag National High School		433,000	433,000
Viga Rural Development High School		720,000	720,000

Division of Iriga City	47,465,000	4,650,000	52,115,000

Division Office - Proper	47,465,000	2,425,000	49,890,000
Perpetual Help National High School		598,000	598,000
Rinconada National Technical Vocational School		752,000	752,000
Sagrada National High School		229,000	229,000
San Antonio National High School, Iriga City		369,000	369,000
Zeferino Arroyo High School		277,000	277,000

Division of Legazpi City	80,154,000	6,958,000	87,112,000

Division Office - Proper	80,154,000	1,263,000	81,417,000
Banquerohan National High School		946,000	946,000
Cabangan High School		628,000	628,000
Homapon High School		529,000	529,000
Legazpi City Science High School		1,002,000	1,002,000
Oro Site High School		1,045,000	1,045,000
Pag-asa National High School		1,545,000	1,545,000

Division of Ligao City	81,671,000	6,879,000	88,550,000

Division Office - Proper	81,671,000	2,336,000	84,007,000
Bicol Regional Science High School		355,000	355,000
Deogracias P. Princesa Memorial High School		330,000	330,000
Ligao National High School		3,383,000	3,383,000
Paulba National High School		475,000	475,000

Division of Masbate	453,251,000	41,193,000	494,444,000

Division Office - Proper	453,251,000	26,283,000	479,534,000
Andres Clemente, Jr. National High School		672,000	672,000
Aroroy National High School		1,817,000	1,817,000
Badiang National High School		357,000	357,000
Bagahanglad National High School		241,000	241,000
Baleno National High School		440,000	440,000
Balud National High School		424,000	424,000
Buenavista National High School		999,000	999,000
Cataingan National High School		1,888,000	1,888,000
Del Carmen National High School		765,000	765,000
Dimasalang National High School		727,000	727,000
Luy-a National High School		394,000	394,000
Mandaon National High School		1,068,000	1,068,000

332	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Masbate School of Fisheries		864,000	864,000
Mobo National High School		475,000	475,000
Monreal National High School		706,000	706,000
Panique National High School		188,000	188,000
Pawican National High School		236,000	236,000
Salvador Arollado, Sr. Memorial High School		550,000	550,000
San Jacinto National High School		1,006,000	1,006,000
San Pascual National High School		795,000	795,000
Villahermosa National High School		298,000	298,000

Division of Masbate City	59,532,000	5,284,000	64,816,000

Division Office - Proper	59,532,000	1,065,000	60,597,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)		337,000	337,000
Masbate National Comprehensive High School		3,882,000	3,882,000

Division of Naga City	106,090,000	9,829,000	115,919,000

Division Office - Proper	106,090,000	649,000	106,739,000
Camarines Sur National High School		5,758,000	5,758,000
Cararayan National High School		814,000	814,000
Carolina National High School		527,000	527,000
Concepcion Pequeña National High School		559,000	559,000
Naga City School of Arts and Trades (Sabang High School, Naga City)		857,000	857,000
Naga City Science High School		665,000	665,000

Division of Sorsogon	443,347,000	35,247,000	478,594,000

Division Office - Proper	443,347,000	10,523,000	453,870,000
Abucay National High School		539,000	539,000
Barcelona National Comprehensive High School		956,000	956,000
Biriran National High School		199,000	199,000
Buhang National High School		328,000	328,000
Bulan National High School		3,536,000	3,536,000
Bulusan High School		949,000	949,000
Casiguran Technical Vocational School		1,950,000	1,950,000
Castilla National High School		225,000	225,000
Cumadcad National High School		1,203,000	1,203,000
Dinapa National High School		472,000	472,000
Donsol National Comprehensive High School		1,888,000	1,888,000
Donsol Vocational High School		663,000	663,000
Gabao National High School		263,000	263,000
Gallanosa National High School		2,411,000	2,411,000
Gubat National High School		694,000	694,000
Juban High School (Beriran - Juban Extension)		853,000	853,000
Macalaya National High School		199,000	199,000
Magallanes National High School		1,096,000	1,096,000
Magallanes National Vocational High School		465,000	465,000
Matnog National High School		1,526,000	1,526,000
Pilar National Comprehensive High School		401,000	401,000
Prieto Diaz National High School		860,000	860,000
Salvacion National High School		839,000	839,000
San Francisco National High School		623,000	623,000
San Isidro National High School (Bulan)		474,000	474,000
Sta. Magdalena National High School		876,000	876,000
Talaonga National High School		236,000	236,000

JANUARY 3, 2022	OFFICIAL GAZETTE	333
DEPARTMENT OF EDUCATION

Division of Sorsogon City	108,856,000	10,938,000	119,794,000

Division Office - Proper	108,856,000	4,896,000	113,752,000
Abuyog National High School		472,000	472,000
Rizal Integrated National School		431,000	431,000
Sorsogon National High School		5,139,000	5,139,000

Division of Tabaco City	102,607,000	10,580,000	113,187,000

Division Office - Proper	102,607,000	647,000	103,254,000
Bantayan National High School		514,000	514,000
San Antonio National High School, Tabaco		946,000	946,000
San Lorenzo National High School		958,000	958,000
San Miguel National High School		513,000	513,000
Tabaco National High School		7,002,000	7,002,000

Region VI - Western Visayas	3,604,130,000	363,514,000	3,967,644,000

Division of Aklan	249,555,000	28,052,000	277,607,000

Division Office - Proper	249,555,000	8,218,000	257,773,000
Aguinaldo T. Repiedad, Sr. Integrated School		406,000	406,000
Aklan National High School for Arts and Trades		757,000	757,000
Altavas National School		1,153,000	1,153,000
Bacan National High School		483,000	483,000
Batan Academy (A National High School)		403,000	403,000
Bay-ang Mapag-ong National High School		153,000	153,000
Boracay National High School		536,000	536,000
Buruanga Vocational School		820,000	820,000
Calizo National High School		150,000	150,000
Camaligan National High School		309,000	309,000
Camanci National High School		150,000	150,000
Candelaria National High School		428,000	428,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)		179,000	179,000
Daja Sur National High School		150,000	150,000
Dr. Ramon B. Legaspi, Sr. National High School		323,000	323,000
Father Julian C. Rago Memorial High School		289,000	289,000
Gaudencio L. Vega National High School		208,000	208,000
Jose Borromeo Legaspi National High School		358,000	358,000
Libacao National Forestry Vocational High School		805,000	805,000
Liloan National High School		150,000	150,000
Linabuan National High School		436,000	436,000
Linayasan National High School		284,000	284,000
Madalag National High School		575,000	575,000
Makato Integrated School		669,000	669,000
Malay National High School		988,000	988,000
Malinao School for Philippine Craftsmen		472,000	472,000
Maloco National High School		538,000	538,000
Naile National High School		328,000	328,000
Naisud National High School		420,000	420,000
Navitas National High School		150,000	150,000
New Washington National Comprehensive High School		869,000	869,000
Numancia Integrated School		761,000	761,000
Numancia National School of Fisheries		332,000	332,000
Ochando National High School		254,000	254,000
Ondoy National High School		282,000	282,000
Panayakan National High School		192,000	192,000

334	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Petronilo C. Ibadlit National High School (Badiangan National High School)		150,000	150,000
Regional Science High School for Region VI		658,000	658,000
Rizal J. Rodriguez, Sr. National High School		165,000	165,000
Rosario National High School		150,000	150,000
Solido National High School		314,000	314,000
Tangalan National High School		607,000	607,000
Toledo National High School		802,000	802,000
Torralba National High School		229,000	229,000
Unidos National High School		490,000	490,000
Union National High School		509,000	509,000

Division of Antique	270,423,000	30,033,000	300,456,000

Division Office - Proper	270,423,000	2,349,000	272,772,000
Antique National High School		3,866,000	3,866,000
Antique Vocational School		1,794,000	1,794,000
Aureliana National High School		993,000	993,000
Barangbang National High School		550,000	550,000
Barasanan National High School		261,000	261,000
Barbaza National High School		1,102,000	1,102,000
Belison National School		750,000	750,000
Bitadton National High School		369,000	369,000
Buhang National High School		284,000	284,000
Caluya National High School		749,000	749,000
Col. Ruperto Abellon National School		860,000	860,000
Concepcion L. Cazeñas Memorial School		692,000	692,000
Diclum National High School		238,000	238,000
Egaña National High School		165,000	165,000
Gamad Sto. Tomas National High School		150,000	150,000
Gen. Leandro Fullon National School		481,000	481,000
Gideon M. Cabigunda Memorial School		335,000	335,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)		475,000	475,000
Governor Julian Fullon Pacificador National School		527,000	527,000
Igburi National High School		374,000	374,000
Igcado National High School		150,000	150,000
Igpalge National High School		150,000	150,000
Laua-an National High School		616,000	616,000
Libertad National Vocational High School		612,000	612,000
Lirio M. Escaño, Sr. National School		674,000	674,000
Mag-aba National High School		477,000	477,000
Moscoso-Rios National High School		807,000	807,000
Northern Antique Vocational School		2,079,000	2,079,000
Northern Bugasong National High School		206,000	206,000
Pandan National Vocational High School		995,000	995,000
Pangpang National High School		431,000	431,000
Pascual M. Osuyos Memorial High School (Aras-asan National High School)		163,000	163,000
Patria National High School		181,000	181,000
Pis-anan National High School		564,000	564,000
San Antonio National High School		150,000	150,000
San Pedro National High School		307,000	307,000
San Roque Ezpeleta National High School		294,000	294,000
Sibalom National High School		1,013,000	1,013,000
Sido-San Juan National High School		150,000	150,000
Southern Bugasong National High School		150,000	150,000
Sta. Ana National High School		150,000	150,000
Sta. Justa National High School		525,000	525,000

JANUARY 3, 2022	OFFICIAL GAZETTE	335
DEPARTMENT OF EDUCATION

Tario Lim National Memorial High School		749,000	749,000
Tinogboc National High School		150,000	150,000
Union National High School		291,000	291,000
Valderrama National High School		635,000	635,000

Division of Bacolod City	143,703,000	17,123,000	160,826,000

Division Office - Proper	143,703,000	1,830,000	145,533,000
Alangilan National High School		351,000	351,000
Bacolod City National High School		4,266,000	4,266,000
Barangay Singcang Airport National High School		632,000	632,000
Bata National High School		667,000	667,000
Domingo Lacson National High School		779,000	779,000
Emiliano Lizares National High School		1,304,000	1,304,000
Handumanan National High School (MRRP National High School)		1,967,000	1,967,000
Luis Hervias National High School		1,009,000	1,009,000
Luisa Medel National High School		930,000	930,000
Mansilingan Agro-Industrial High School		1,087,000	1,087,000
Paglaum Village National High School		373,000	373,000
Sum-ag National High School		1,763,000	1,763,000
Teofilo Gensoli, Sr. Memorial High School		165,000	165,000

Division of Bago City	67,439,000	5,582,000	73,021,000

Division Office - Proper	67,439,000	636,000	68,075,000
Ramon Torres Dulao National High School		433,000	433,000
Ramon Torres Luisiana National High School		1,063,000	1,063,000
Ramon Torres Ma-ao Sugar Central National High School		685,000	685,000
Ramon Torres Malingin National High School		279,000	279,000
Ramon Torres National High School		2,013,000	2,013,000
Ramon Torres Sagasa National High School		323,000	323,000
Ramon Torres Taloc National High School		150,000	150,000

Division of Cadiz City	72,376,000	8,421,000	80,797,000

Division Office - Proper	72,376,000	1,458,000	73,834,000
Cadiz Viejo National High School		163,000	163,000
Caduha-an National High School		1,107,000	1,107,000
Dr. Vicente F. Gustilo Memorial National High School		4,031,000	4,031,000
Mabini National High School		293,000	293,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)		163,000	163,000
SPED High School		220,000	220,000
Tiglawigan National High School		445,000	445,000
Villacin National High School		541,000	541,000

Division of Capiz	349,394,000	32,699,000	382,093,000

Division Office - Proper	349,394,000	2,833,000	352,227,000
Arturo Jugo National High School		206,000	206,000
Bongsuan National High School		523,000	523,000
Cabug-cabug National High School		1,746,000	1,746,000
Camburanan National High School		195,000	195,000
Candelaria National High School		208,000	208,000
Capiz National High School		2,757,000	2,757,000
Casanayan National High School		502,000	502,000
Col. Patrocenio Artuz National High School		593,000	593,000

336	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Commissioner Luis R. Asis National High School		1,032,000	1,032,000
Concepcion Castro Garcia National High School		412,000	412,000
Cuartero National High School		656,000	656,000
Dao National High School		951,000	951,000
David Moises Memorial High School (Balit National High School)		365,000	365,000
Don Felix Balgos Memorial National High School		280,000	280,000
Dr. Vicente V. Andaya, Sr. National High School		1,428,000	1,428,000
Dulangan National High School		440,000	440,000
Dumalag Central National High School		726,000	726,000
Estefania Montemayor National High School		804,000	804,000
Florentina Batoampo Degala National High School		403,000	403,000
Hipona National High School		1,098,000	1,098,000
Ivisan National High School		1,059,000	1,059,000
Jagnaya National High School		321,000	321,000
Jamindan National High School		1,096,000	1,096,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)		245,000	245,000
Lucero National High School		383,000	383,000
Maayon National High School		1,332,000	1,332,000
Macario Delfin Bermejo National High
School (Jaena Norte)		312,000	312,000
Maindang National High School		463,000	463,000
Malonoy National High School		351,000	351,000
Mambusao East National High School (Extension of David Moises Memorial High School)		309,000	309,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)		883,000	883,000
Manuel F. Onato Memorial High School		328,000	328,000
Marciano Patricio National High School (Pilar National High School)		807,000	807,000
Mayor Ramon A. Benjamin, Sr. Memorial High School		385,000	385,000
Panitan National High School		1,691,000	1,691,000
Pontevedra National High School		1,556,000	1,556,000
Putian National High School		150,000	150,000
San Nicolas National High School, Pilar		321,000	321,000
San Nicolas National High School, Tapaz		273,000	273,000
Sapian National High School		1,164,000	1,164,000
Tapaz National High School		962,000	962,000
Tuburan National High School - F. Degala National High School Extension		150,000	150,000

Division of Escalante City	48,283,000	5,341,000	53,624,000

Division Office - Proper	48,283,000	1,200,000	49,483,000
Buenavista National High School		497,000	497,000
Dian-ay National High School		438,000	438,000
Escalante National High School		1,678,000	1,678,000
Mabini National High School		844,000	844,000
Old Poblacion National High School		534,000	534,000
Tamlang National High School (Escalante National High School Extension)		150,000	150,000

Division of Guimaras	100,046,000	8,968,000	109,014,000

Division Office - Proper	100,046,000	1,181,000	101,227,000
Alegria National High School		167,000	167,000
Buenavista National High School		1,254,000	1,254,000
Cabalagnan National High School		495,000	495,000

JANUARY 3, 2022	OFFICIAL GAZETTE	337
DEPARTMENT OF EDUCATION

Desiderio C. Gange National High School		635,000	635,000
Dr. Catalino Gallego Nava Memorial High School		481,000	481,000
East Valencia National High School		328,000	328,000
Getulio National High School		150,000	150,000
Jordan National High School		1,059,000	1,059,000
Nueva Valencia National High School		782,000	782,000
Remedios E. Vilches-San Lorenzo National High School		612,000	612,000
Salvacion National High School		442,000	442,000
Simeon J. Jabasa National High School		323,000	323,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)		1,059,000	1,059,000

Division of Himamaylan City	50,685,000	4,844,000	55,529,000

Division Office - Proper	50,685,000	1,195,000	51,880,000
Aguisan National High School		488,000	488,000
Carabalan National High School		371,000	371,000
Don Florencio Villafranca Memorial National High School		150,000	150,000
Himamaylan National High School		2,406,000	2,406,000
Raymundo Tongson National High School		234,000	234,000

Division of Iloilo	1,098,343,000	109,419,000	1,207,762,000

Division Office - Proper	1,098,343,000	13,970,000	1,112,313,000
Abangay National High School		183,000	183,000
Acao National High School		150,000	150,000
Ajuy National High School		1,735,000	1,735,000
Alcarde-Gustilo Memorial National High School		498,000	498,000
Alejandro Firmeza Memorial National High School		493,000	493,000
Alimodian National Comprehensive High School		1,240,000	1,240,000
Ambrosio Maido Memorial National High School		150,000	150,000
Anilao National High School		1,318,000	1,318,000
Ardemil National High School		270,000	270,000
Aurea Belonia Memorial High School		222,000	222,000
Badiangan National High School		514,000	514,000
Badlan National High School		197,000	197,000
Balasan National High School		2,643,000	2,643,000
Banate National High School		1,806,000	1,806,000
Barosong National High School		176,000	176,000
Barotac Nuevo Comprehensive National High School		2,150,000	2,150,000
Barotac Viejo National High School		2,056,000	2,056,000
Barroc National High School		275,000	275,000
Batad National High School		683,000	683,000
Batuan-Cadinglian National High School		170,000	170,000
Bay-ang National High School		183,000	183,000
Binabaan National High School		293,000	293,000
Binaliuan National High School		282,000	282,000
Bingawan National High School		564,000	564,000
Bololacao National High School		236,000	236,000
Botong Cabanbanan National High School		516,000	516,000
Buayahon Bantay National High School		150,000	150,000
Bucari National High School		247,000	247,000
Buga National High School		401,000	401,000
Burak National High School		150,000	150,000
Cabatuan National Comprehensive High School		3,362,000	3,362,000
Cadagmayan National High School		150,000	150,000
Calinog National Comprehensive High School		1,368,000	1,368,000
Calmay National High School		282,000	282,000
Camangahan National High School		326,000	326,000

338	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Camiros National High School	150,000	150,000
Carlos Lopez National High School	648,000	648,000
Carvasana National High School	266,000	266,000
Cawayan National High School	1,185,000	1,185,000
Cayos National High School	183,000	183,000
Cordova National High School	151,000	151,000
Culasi National High School	417,000	417,000
Daga-Barasan National High School	150,000	150,000
Dapdap National High School	150,000	150,000
Dingle National High School	960,000	960,000
Don Benjamin Jalandoni, Sr. National High School	150,000	150,000
Don Casemiro Andrada Y Cuaresma National High School	678,000	678,000
Don Esteban S. Javellana National High School	300,000	300,000
Don Felix Serra National High School	1,052,000	1,052,000
Don Jose Sustiguer Monfort National High School	513,000	513,000
Dorog National High School	192,000	192,000
Dueñas General Comprehensive High School	1,219,000	1,219,000
Dumangas National High School	2,537,000	2,537,000
Escalantera National High School	150,000	150,000
Estancia National High School	3,214,000	3,214,000
Gines National High School	243,000	243,000
Ginot-an National High School	158,000	158,000
Granada National High School	429,000	429,000
Guimbal National High School	2,026,000	2,026,000
Igbaras National High School	1,290,000	1,290,000
Iloilo National High School	3,493,000	3,493,000
Jamabalud National High School	150,000	150,000
Janiuay National Comprehensive High School	3,092,000	3,092,000
Jelicuon-Cabugao National High School	150,000	150,000
Kirayan National High School	349,000	349,000
Lambunao National High School	2,691,000	2,691,000
Lapayon National High School	150,000	150,000
Lawigan National High School	341,000	341,000
Leganes National High School	1,533,000	1,533,000
Lemery National High School	860,000	860,000
Leon National High School	1,430,000	1,430,000
Leonora S. Salapantan National High School	1,733,000	1,733,000
Luca National High School	387,000	387,000
Maasin National Comprehensive High School	1,166,000	1,166,000
Malapaya National High School	150,000	150,000
Malitbog National High School	420,000	420,000
Malusgod National High School	150,000	150,000
Manuel A. Aaron Memorial National High School	428,000	428,000
Mateo National High School (Doroteo De La Nota National High School)	150,000	150,000
Miag-ao National High School	1,334,000	1,334,000
Mina National High School	1,433,000	1,433,000
Nabitasan National High School	150,000	150,000
Nalundan National High School	151,000	151,000
Napnapan National High School	150,000	150,000
New Lucena National Comprehensive High School	800,000	800,000
New Lucena National High School	452,000	452,000
Nicomedes R. Tubar, Sr. National High School	1,139,000	1,139,000
Oton National High School	2,987,000	2,987,000
Palaca-Damilisan National High School	467,000	467,000
Palanguia National High School	522,000	522,000
Parara National High School	150,000	150,000
Particion National High School	150,000	150,000
Pavia National High School	3,254,000	3,254,000

JANUARY 3, 2022	OFFICIAL GAZETTE	339
DEPARTMENT OF EDUCATION

Payao National High School		188,000	188,000
Pili National High School		312,000	312,000
Pototan National High School		2,471,000	2,471,000
Purificacion P. Dolor Monfort National High School		491,000	491,000
Quiling National High School		150,000	150,000
Roberto H. Tirol National High School (Concepcion NHS)		1,618,000	1,618,000
Rufino G. Palabrica, Sr. National High School		869,000	869,000
San Enrique National Comprehensive High School		1,139,000	1,139,000
San Fernando National High School		195,000	195,000
San Joaquin School of Fisheries		637,000	637,000
San Luis National High School		150,000	150,000
San Rafael National High School (Miagao)		200,000	200,000
San Rafael National High School (San Rafael)		1,070,000	1,070,000
Sara National High School		1,923,000	1,923,000
Sinogbuhan National High School		193,000	193,000
Siwalo National High School		150,000	150,000
Sta. Barbara National Comprehensive High School		2,606,000	2,606,000
Sta. Rita National High School		238,000	238,000
Tagsing-Buyo National High School		255,000	255,000
Tigbauan National High School, Maasin		150,000	150,000
Tigbauan National High School, Tigbauan		1,574,000	1,574,000
Tina National High School		177,000	177,000
Tiolas National High School		184,000	184,000
Tiring National High School		183,000	183,000
Tubungan National High School		837,000	837,000
Wenceslao S. Grio National High School (Puyas National High School)		150,000	150,000
Zarraga National High School		1,527,000	1,527,000

Division of Iloilo City	125,816,000	11,623,000	137,439,000

Division Office - Proper	125,816,000	644,000	126,460,000
Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)		161,000	161,000
Fort San Pedro National High School		860,000	860,000
Iloilo City National High School		1,998,000	1,998,000
Jalandoni Memorial National High School		1,043,000	1,043,000
Jaro National High School		2,038,000	2,038,000
La Paz National High School		1,730,000	1,730,000
Mandurriao National High School		1,487,000	1,487,000
Ramon Avanceña National High School		1,662,000	1,662,000

Division of Kabankalan City	77,284,000	8,448,000	85,732,000

Division Office - Proper	77,284,000	2,229,000	79,513,000
Bantayan National High School		694,000	694,000
Binicuil National High School		600,000	600,000
Camansi National High School		403,000	403,000
Florentino Galang, Sr. National High School		1,696,000	1,696,000
Inapoy National High School		165,000	165,000
Locotan National High School		150,000	150,000
Salong National High School		404,000	404,000
Tabugon National High School		781,000	781,000
Tampalon National High School		467,000	467,000
Tapi National High School		859,000	859,000

340	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of La Carlota City	55,019,000	4,617,000	59,636,000

Division Office - Proper	55,019,000	150,000	55,169,000
Doña Hortencia Salas Benedicto National High School		3,546,000	3,546,000
La Granja National High School		509,000	509,000
San Miguel National High School		412,000	412,000

Division of Negros Occidental	552,501,000	56,948,000	609,449,000

Division Office - Proper	552,501,000	9,778,000	562,279,000
Agpangi National High School		211,000	211,000
Andres Gumban Memorial National High School		309,000	309,000
Andulauan National High School		150,000	150,000
Antipolo National High School		538,000	538,000
Barangay Alegria National High School		275,000	275,000
Biao National High School		224,000	224,000
Binalbagan National High School (Paglaum National High School)		1,613,000	1,613,000
Bocana National High School		310,000	310,000
Bug-ang National High School		273,000	273,000
Bulata National High School		213,000	213,000
Bulwangan National High School		729,000	729,000
Cabacungan National High School		892,000	892,000
Camalanda-an National High School		305,000	305,000
Caningay National High School		287,000	287,000
Cansilayan National High School		394,000	394,000
Catalino Solinguen National High School (Miranda National High School)		275,000	275,000
Cauayan National High School		850,000	850,000
Col. Griffin National High School		633,000	633,000
Culipapa National High School		598,000	598,000
Don Hilarion G. Gonzaga Memorial High School		328,000	328,000
Don Simplicio Lizares Memorial National High School		150,000	150,000
Dr. Antonio Lizares National High School		493,000	493,000
E. B. Magalona National High School		1,707,000	1,707,000
Enriqueta Montilla de Esteban Memorial High School		1,126,000	1,126,000
Eva J. Montilla National High School		552,000	552,000
Florentina F. Caña Recto Memorial High School		255,000	255,000
Guiljungan National High School		681,000	681,000
Guiljungan National High School - Tuyom Extension		763,000	763,000
Guinpanaan National High School		475,000	475,000
Hinigaran National High School		3,583,000	3,583,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)		491,000	491,000
Isabela National High School		1,724,000	1,724,000
La Castellana National High School		2,773,000	2,773,000
Labi-labi National High School		153,000	153,000
Lopez Jaena National High School		1,355,000	1,355,000
Manalad National High School		153,000	153,000
Manapla National High School		1,536,000	1,536,000
Murcia National High School		1,357,000	1,357,000
Negros Occidental High School		3,585,000	3,585,000
Negros Occidental National Industrial School of Home Industries		733,000	733,000
Pahilanga National High School		268,000	268,000
Payao National High School		885,000	885,000

JANUARY 3, 2022	OFFICIAL GAZETTE	341
DEPARTMENT OF EDUCATION

Pontevedra National High School		1,178,000	1,178,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)		703,000	703,000
Rafael B. Lacson Memorial High School		2,079,000	2,079,000
San Enrique High School		468,000	468,000
San Isidro National High School, Pontevedra		245,000	245,000
Sofronio Carmona Memorial National High School		569,000	569,000
Tabao National High School		795,000	795,000
Tabu National High School		639,000	639,000
Tanza National High School		176,000	176,000
Tigbao National High School		369,000	369,000
Tinongon National High School		280,000	280,000
Toboso National High School		965,000	965,000
Valladolid National High School		703,000	703,000
Victorias National High School		3,796,000	3,796,000

Division of Passi City	50,516,000	5,077,000	55,593,000

Division Office - Proper	50,516,000	472,000	50,988,000
Mulapula National High School		337,000	337,000
Passi National High School		3,793,000	3,793,000
Salngan National High School		475,000	475,000

Division of Roxas City	53,848,000	4,579,000	58,427,000

Division Office - Proper	53,848,000	1,502,000	55,350,000
Bago National High School		150,000	150,000
Balijuagan National High School		277,000	277,000
Congressman Ramon A. Arnaldo High School		885,000	885,000
Culasi National High School		247,000	247,000
Dumulog National High School		309,000	309,000
Milibili National High School		216,000	216,000
Roxas City School of Philippine Craftsmen		502,000	502,000
Tanque National High School		491,000	491,000

Division of Sagay City	84,163,000	6,766,000	90,929,000

Division Office - Proper	84,163,000	3,195,000	87,358,000
Bato National High School		608,000	608,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)		907,000	907,000
Sagay National High School		1,595,000	1,595,000
Vito National High School		461,000	461,000

Division of San Carlos City	51,991,000	4,776,000	56,767,000

Division Office - Proper	51,991,000	248,000	52,239,000
Bagonbon National High School		294,000	294,000
Don Carlos Ledesma National High School		784,000	784,000
Julio Ledesma National High School		2,613,000	2,613,000
Quezon National High School		837,000	837,000

Division of Silay City	36,840,000	5,394,000	42,234,000

Division Office - Proper	36,840,000	2,391,000	39,231,000
Barangay Guimbaloan National High School		273,000	273,000
Doña Montserrat Lopez Memorial High School		2,730,000	2,730,000

342	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Sipalay City	65,905,000	4,804,000	70,709,000

Division Office - Proper	65,905,000	2,756,000	68,661,000
Gil Montilla National High School		1,699,000	1,699,000
Nabulao National High School		349,000	349,000

Region VII - Central Visayas	3,111,295,000	309,011,000	3,420,306,000

Division of Bais City	54,687,000	4,932,000	59,619,000

Division Office - Proper	54,687,000	2,809,000	57,496,000
Bais City National High School (Main)		2,123,000	2,123,000

Division of Bayawan City	94,052,000	8,381,000	102,433,000

Division Office - Proper	94,052,000	4,700,000	98,752,000
Basay National High School		651,000	651,000
Bayawan National High School		2,617,000	2,617,000
Kalumboyan National High School		413,000	413,000

Division of Bogo City	42,081,000	3,795,000	45,876,000

Division Office - Proper	42,081,000	3,552,000	45,633,000
Eduardo T. Oporto Memorial National High School		243,000	243,000

Division of Bohol	661,609,000	56,668,000	718,277,000

Division Office - Proper	661,609,000	24,932,000	686,541,000
Aguining National High School		348,000	348,000
Alicia Technical Vocational High School		898,000	898,000
Baclayon National High School		213,000	213,000
Batuan National High School		685,000	685,000
Biabas Trade High School		612,000	612,000
Biking Technical Vocational High School		319,000	319,000
Bilar National High School		804,000	804,000
Cabilao National High School		287,000	287,000
Calape National High School		846,000	846,000
Camambugan National High School		337,000	337,000
Campao Oriental National High School		319,000	319,000
Cangawa National High School		742,000	742,000
Catigbian National High School		534,000	534,000
Clarin School of Fisheries		456,000	456,000
Corella National High School		626,000	626,000
Dagohoy National High School		458,000	458,000
Danao National High School		546,000	546,000
Francisco L. Adlaon High School		307,000	307,000
Guinacot National High School		642,000	642,000
Hanopol National High School		293,000	293,000
Hinlayagan National High School		440,000	440,000
Inabanga High School, Nabuad		1,077,000	1,077,000
Katipunan National High School		988,000	988,000
La Hacienda National High School		355,000	355,000
La Union National High School		444,000	444,000
Lila National High School		770,000	770,000
Lourdes National High School		1,616,000	1,616,000
Mahayag National High School		475,000	475,000
Mayor A. R. Tuazon National School of Fisheries		387,000	387,000
Nahawan National High School		161,000	161,000
Pangangan National High School, Main		264,000	264,000

JANUARY 3, 2022	OFFICIAL GAZETTE	343
DEPARTMENT OF EDUCATION

Pilar Technical Vocational High School		883,000	883,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts		820,000	820,000
San Agustin National High School		779,000	779,000
San Isidro National High School, San Isidro		337,000	337,000
San Isidro Technical Vocational High School		440,000	440,000
San Jose National High School, Inabanga		298,000	298,000
San Jose National High School, Talibon		1,834,000	1,834,000
San Miguel Technical Vocational High School		962,000	962,000
San Pascual National Agricultural High School		365,000	365,000
San Roque National High School, Albuquerque, Bohol		635,000	635,000
San Roque National High School, Mabini, Bohol		942,000	942,000
Sevilla National High School		218,000	218,000
Sierra Bullones Technical Vocational High School		859,000	859,000
Sikatuna National Agricultural High School		293,000	293,000
Southern Inabanga High School		628,000	628,000
Tabalong National High School		653,000	653,000
Tabuan National High School		239,000	239,000
Tagum Sur National High School		506,000	506,000
Tubigon West National High School		538,000	538,000
Tulang National High School (Getafe High School)		500,000	500,000
Union National High School		454,000	454,000
Valencia Technical Vocational High School		1,304,000	1,304,000

Division of Carcar City	45,572,000	5,865,000	51,437,000

Division Office - Proper	45,572,000	2,812,000	48,384,000
Carcar National High School (Poblacion Night)		1,176,000	1,176,000
Ocaña National High School (Valladolid National High School Extension)		1,598,000	1,598,000
Valladolid National High School		279,000	279,000

Division of Cebu City	263,217,000	24,064,000	287,281,000

Division Office - Proper	263,217,000	8,863,000	272,080,000
Abellana National High School (Day & Night)		1,036,000	1,036,000
Adlaon National High School		222,000	222,000
Bonbon National High School		488,000	488,000
Busay National High School		243,000	243,000
Camp Lapu-Lapu National High School (Day & Night)		1,134,000	1,134,000
Cebu City National Science High School		539,000	539,000
Don Carlos Gothong Memorial National High School		1,762,000	1,762,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)		786,000	786,000
Don Vicente Rama Memorial High School (Day & Night)		2,067,000	2,067,000
Florencio S. Urot Memorial National High School		1,332,000	1,332,000
Guba National High School		225,000	225,000
Mambaling National High School (Night)		243,000	243,000
Pardo National High School (Day & Night)		921,000	921,000
Pit-os National High School (Day & Night)		734,000	734,000
Ramon Duterte Memorial National High School (Day & Night)		1,526,000	1,526,000
Talamban National High School		1,943,000	1,943,000

344	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Cebu Province	861,769,000	96,918,000	958,687,000

Division Office - Proper	861,769,000	54,399,000	916,168,000
Aloguinsan National High School		965,000	965,000
Arcelo Memorial National High School (San Vicente National High School)		1,270,000	1,270,000
Badian National High School		1,029,000	1,029,000
Bala National High School		150,000	150,000
Bantayan National High School		2,249,000	2,249,000
Bartolome and Manuela Pañares Memorial National High School		420,000	420,000
Bitoon National Vocational High School		1,760,000	1,760,000
Boljoon National High School		150,000	150,000
Buanoy National High School		2,555,000	2,555,000
Bulak National High School		348,000	348,000
Cabangahan National High School		234,000	234,000
Calape National High School		754,000	754,000
Camotes National High School		1,181,000	1,181,000
Carmen National High School		2,572,000	2,572,000
Catmon National High School		374,000	374,000
Cogon National High School		344,000	344,000
Colawin National High School		472,000	472,000
Compostela National High School		933,000	933,000
Consolacion National High School		1,054,000	1,054,000
Daanbantayan National High School		2,090,000	2,090,000
Dalaguete National High School		1,850,000	1,850,000
Doña Liling Neis Negapatan National High School		367,000	367,000
Juan Pamplona National High School (Tabuelan NHS)		894,000	894,000
Kawit National High School		667,000	667,000
Lamac National High School		756,000	756,000
Lambusan National High School		211,000	211,000
Langin National High School		169,000	169,000
Lipata National High School		603,000	603,000
Looc Norte National High School		447,000	447,000
Madridejos National High School		2,594,000	2,594,000
Maya National High School		389,000	389,000
Moalboal National High School		726,000	726,000
Montaneza National High School		390,000	390,000
Montealegre National High School		222,000	222,000
Mulao National High School		413,000	413,000
Patupat National High School		252,000	252,000
Pinamungajan National High School		2,051,000	2,051,000
Pitalo National High School		318,000	318,000
San Remigio National High School		1,804,000	1,804,000
San Sebastian National High School		224,000	224,000
Sangat National High School		456,000	456,000
Santa Fe National High School		788,000	788,000
Santa Lucia National High School		681,000	681,000
Santander National High School		642,000	642,000
Sibonga National High School		1,297,000	1,297,000
Simala National High School		580,000	580,000
Tabunan National High School		330,000	330,000
Tayud National High School		752,000	752,000
Tubod National High School (Camp 7 NHS Extension)		312,000	312,000
Tungkop National High School		280,000	280,000
Usmad National High School		150,000	150,000

JANUARY 3, 2022	OFFICIAL GAZETTE	345
DEPARTMENT OF EDUCATION

Division of Danao City	44,213,000	5,077,000	49,290,000

Division Office - Proper	44,213,000	4,187,000	48,400,000
Estefa O. Monte Memorial National High School		351,000	351,000
Lawaan National High School		225,000	225,000
Ubaldo Iway Memorial National High School		314,000	314,000

Division of Dumaguete City	42,598,000	4,624,000	47,222,000

Division Office - Proper	42,598,000	772,000	43,370,000
Dumaguete City National High School, Junob		880,000	880,000
Dumaguete City National High School, Main - Calindagan		1,559,000	1,559,000
Dumaguete City Science High School		891,000	891,000
Taclobo National High School		522,000	522,000

Division of Guihulngan City	60,880,000	6,310,000	67,190,000

Division Office - Proper	60,880,000	3,404,000	64,284,000
Guihulngan National High School, Poblacion		1,992,000	1,992,000
Tagbino Provincial High School - Vallehermosa Provincial Community High School		914,000	914,000

Division of Lapu-lapu City	131,813,000	12,356,000	144,169,000

Division Office - Proper	131,813,000	1,446,000	133,259,000
Babag National High School		2,691,000	2,691,000
Bankal National High School		1,692,000	1,692,000
Lo-oc National High School		394,000	394,000
Mactan National High School		1,859,000	1,859,000
Marigondon National High School		1,588,000	1,588,000
Pajo National High School		1,173,000	1,173,000
Pusok National High School		417,000	417,000
Sta. Rosa National High School		1,096,000	1,096,000

Division of Mandaue City	86,472,000	8,506,000	94,978,000

Division Office - Proper	86,472,000	2,044,000	88,516,000
Cabancalan National High School		596,000	596,000
Canduman National High School		1,566,000	1,566,000
Don Gerado LL. Ouano Memorial National High School		839,000	839,000
Jagobiao National High School		447,000	447,000
Mandaue City Comprehensive National High School		2,693,000	2,693,000
Subangdaku Technical-Vocational School		321,000	321,000

Division of Naga City	49,042,000	4,922,000	53,964,000

Division Office - Proper	49,042,000	1,988,000	51,030,000
Naga National High School		1,951,000	1,951,000
Tuyan National High School		983,000	983,000

Division of Negros Oriental	407,960,000	37,509,000	445,469,000

Division Office - Proper	407,960,000	21,011,000	428,971,000
Amlan National High School		534,000	534,000
Ayungon National High School		816,000	816,000
Casiano Z. Napigkit National High School		273,000	273,000
Dauin National High School		867,000	867,000
Demetrio Alviola National High School		1,579,000	1,579,000

346	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Don Emilio Macias Memorial National High School (San Francisco National High School)		518,000	518,000
Jimalalud National High School		995,000	995,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)		1,240,000	1,240,000
Jose Marie Locsin Memorial High School		472,000	472,000
La Libertad Technical Vocational School		1,075,000	1,075,000
Mabinay National High School		1,577,000	1,577,000
Manjuyod High School		1,242,000	1,242,000
Maria Macahig National High School		543,000	543,000
Negros Oriental National High School		1,565,000	1,565,000
Santiago Demo National High School (Maluay National High School)		401,000	401,000
Siaton National High School		894,000	894,000
Sibulan Memorial National High School		289,000	289,000
Tambo National High School		456,000	456,000
Tayasan National High School		475,000	475,000
Valencia National High School (Valencia Tech. School)		687,000	687,000

Division of Siquijor	45,969,000	4,559,000	50,528,000

Division Office - Proper	45,969,000	2,563,000	48,532,000
Campalanas National High School		415,000	415,000
Cang-alwang National High School		206,000	206,000
Enrique Villanueva National High School		431,000	431,000
Lazi National Agricultural School		605,000	605,000
Tambisan National High School		339,000	339,000

Division of Tagbilaran City	64,372,000	5,962,000	70,334,000

Division Office - Proper	64,372,000	150,000	64,522,000
Cogon High School Evening Class		150,000	150,000
Dr. Cecilio Putong National High School (Bohol NHS)		4,132,000	4,132,000
Manga National High School		718,000	718,000
Mansasa National High School		312,000	312,000
Tagbilaran City Science High School		500,000	500,000

Division of Talisay City	45,993,000	6,160,000	52,153,000

Division Office - Proper	45,993,000	5,191,000	51,184,000
Jaclupan National High School (Cansojong NHS)		550,000	550,000
Mohon Divino Amore National High School		419,000	419,000

Division of Tanjay City	41,644,000	4,534,000	46,178,000

Division Office - Proper	41,644,000	3,129,000	44,773,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)		326,000	326,000
Pamplona National High School		387,000	387,000
Sta. Agueda National High School		264,000	264,000
Tanjay National High School, Opao		428,000	428,000

Division of Toledo City	67,352,000	7,869,000	75,221,000

Division Office - Proper	67,352,000	2,045,000	69,397,000
Bato National High School		1,151,000	1,151,000

JANUARY 3, 2022	OFFICIAL GAZETTE	347
DEPARTMENT OF EDUCATION

Don Andres Soriano National High School		1,730,000	1,730,000
Luray II Barangay High School Day and Night		1,311,000	1,311,000
Magdugo National High School		309,000	309,000
Matab-ang National High School		711,000	711,000
Toledo City National Vocational High School		612,000	612,000

Region VIII - Eastern Visayas	2,419,365,000	241,054,000	2,660,419,000

Division of Baybay City	67,498,000	6,534,000	74,032,000

Division Office - Proper	67,498,000	6,534,000	74,032,000

Division of Biliran	113,184,000	9,974,000	123,158,000

Division Office - Proper	113,184,000	5,694,000	118,878,000
Caibiran National High School		1,196,000	1,196,000
Culaba National Vocational School		357,000	357,000
Kawayan National High School		458,000	458,000
Maripipi National Vocational School		259,000	259,000
Naval National High School		754,000	754,000
Naval School of Fisheries		1,256,000	1,256,000

Division of Borongan City	51,503,000	5,061,000	56,564,000

Division Office - Proper	51,503,000	1,593,000	53,096,000
Eastern Samar National Comprehensive High School		2,993,000	2,993,000
Lalawigan National High School		475,000	475,000

Division of Calbayog City	100,151,000	10,918,000	111,069,000

Division Office - Proper	100,151,000	10,471,000	110,622,000
Rafael Lentejas Memorial School of Fisheries		447,000	447,000

Division of Catbalogan City	72,635,000	6,997,000	79,632,000

Division Office - Proper	72,635,000	2,848,000	75,483,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)		979,000	979,000
Samar National High School		3,170,000	3,170,000

Division of Eastern Samar	239,886,000	24,086,000	263,972,000

Division Office - Proper	239,886,000	10,128,000	250,014,000
Alugan National School of Craftmanship and Handicraft Industries		271,000	271,000
Dolores National High School		3,527,000	3,527,000
Giporlos National Trade School		912,000	912,000
Guiuan National High School		2,347,000	2,347,000
Lawaan National School of Craftsmanship and Home Industries		608,000	608,000
Llorente National High School		1,462,000	1,462,000
MacArthur National Agricultural School		740,000	740,000
Matarinao School of Fisheries		224,000	224,000
Samar National Pilot Opportunity School of Agriculture		1,073,000	1,073,000
Southern Samar National Comprehensive High School (Balangiga NHS)		777,000	777,000
Sulat National High School		630,000	630,000
Taft National High School		1,387,000	1,387,000

348	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Leyte	732,757,000	71,212,000	803,969,000

Division Office - Proper	732,757,000	61,199,000	793,956,000
Bato School of Fisheries		713,000	713,000
Burauen Comprehensive National High School		2,090,000	2,090,000
Carigara National High School		1,249,000	1,249,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries		594,000	594,000
Dulag National High School		1,682,000	1,682,000
Hilongos National Vocational School		2,613,000	2,613,000
Leyte Agro-Industrial School		536,000	536,000
Merida Vocational School		536,000	536,000

Division of Maasin City	26,090,000	2,791,000	28,881,000

Division Office - Proper	26,090,000	2,641,000	28,731,000
Maasin Vocational High School		150,000	150,000

Division of Northern Samar	331,179,000	35,472,000	366,651,000

Division Office - Proper	331,179,000	17,370,000	348,549,000
Allen National High School (Balicuatro NHS)		1,815,000	1,815,000
Basilio B. Chan Memorial Agricultural and Industrial School		1,077,000	1,077,000
Bobon School for Philippine Craftsmen		1,004,000	1,004,000
Capul Agro-Industrial High School		844,000	844,000
Catarman National High School		2,771,000	2,771,000
Catubig Valley National High School		1,336,000	1,336,000
Don Juan F. Avalon National High School (San Roque NHS)		1,506,000	1,506,000
Eladio T. Balite Memorial School of Fisheries		630,000	630,000
Gala Vocational School		802,000	802,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIHS)		440,000	440,000
Mapanas Agro-Industrial High School		752,000	752,000
Mondragon Agro-Industrial High School		729,000	729,000
San Antonio Agricultural and Vocational School		321,000	321,000
San Isidro Agro-Industrial High School		367,000	367,000
San Jose Technical High School		850,000	850,000
San Roque-Pambujan Vocational High School		334,000	334,000
San Vicente School of Fisheries		218,000	218,000
Silvino Lubos Vocational High School		323,000	323,000
Sumuroy Agro-Industrial High School		1,983,000	1,983,000

Division of Ormoc City	109,556,000	9,983,000	119,539,000

Division Office - Proper	109,556,000	8,816,000	118,372,000
Ipil National High School		1,167,000	1,167,000

Division of Samar	296,736,000	29,898,000	326,634,000

Division Office - Proper	296,736,000	21,139,000	317,875,000
Basey National High School		1,788,000	1,788,000
Calbiga National High School		1,788,000	1,788,000
Clarencio Calagos Memorial School of Fisheries		1,245,000	1,245,000
Hinabangan National High School (Rawis NHS)		640,000	640,000
Sta. Margarita National High School		633,000	633,000
Tarangnan National High School		772,000	772,000

JANUARY 3, 2022	OFFICIAL GAZETTE	349
DEPARTMENT OF EDUCATION

Valeriano C. Yancha Memorial Agricultural School		580,000	580,000
West Coast Agricultural High School		761,000	761,000
Wright National High School		552,000	552,000

Division of Southern Leyte	171,595,000	17,702,000	189,297,000

Division Office - Proper	171,595,000	16,363,000	187,958,000
Pintuyan National Vocational High School		436,000	436,000
Silago National Vocational School		337,000	337,000
Villa Jacinta National Vocational School		566,000	566,000

Division of Tacloban City	106,595,000	10,426,000	117,021,000

Division Office - Proper	106,595,000	2,437,000	109,032,000
Leyte National High School		5,482,000	5,482,000
Sagkahan National High School		1,428,000	1,428,000
San Jose National High School		761,000	761,000
Tacloban National Agricultural School		318,000	318,000

Region IX - Zamboanga Peninsula	1,414,771,000	153,966,000	1,568,737,000

Division of Dapitan City	38,860,000	4,470,000	43,330,000

Division Office - Proper	38,860,000	2,084,000	40,944,000
Dapitan City High School		2,123,000	2,123,000
Ilaya National High School		263,000	263,000

Division of Dipolog City	50,941,000	6,946,000	57,887,000

Division Office - Proper	50,941,000	736,000	51,677,000
Alberto Q. Ubay Memorial Agro-Tech Science High School		181,000	181,000
Dipolog City National High School (Barra)		649,000	649,000
Galas National High School		876,000	876,000
Punta National High School		899,000	899,000
Sicayab National High School		337,000	337,000
Zamboanga del Norte National High School		3,268,000	3,268,000

Division of Isabela City	56,109,000	6,347,000	62,456,000

Division Office - Proper	56,109,000	1,678,000	57,787,000
Basilan National High School		4,169,000	4,169,000
Begang National High School		500,000	500,000

Division of Pagadian City	79,986,000	6,768,000	86,754,000

Division Office - Proper	79,986,000	2,540,000	82,526,000
Lala National High School		216,000	216,000
Napolan National High School		165,000	165,000
Pagadian City National Comprehensive High School		193,000	193,000
Pagadian City National High School (Danlugan)		264,000	264,000
Tawagan Sur National High School		403,000	403,000
Zamboanga del Sur National High School		2,469,000	2,469,000
Zamboanga del Sur School of Arts and Trades		518,000	518,000

Division of Zamboanga City	251,360,000	30,690,000	282,050,000

Division Office - Proper	251,360,000	15,778,000	267,138,000
Arena Blanco National High School		649,000	649,000

350	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Ayala National High School		3,433,000	3,433,000
Culianan National High School		1,252,000	1,252,000
Curuan National High School		1,455,000	1,455,000
Manicahan National High School		922,000	922,000
Maria Clara L. Lobregat National High School (Divisoria National High School)		1,827,000	1,827,000
Mercedes National High School		852,000	852,000
Regional Science High School		518,000	518,000
Southcom National High School		616,000	616,000
Talon-Talon National High School		2,092,000	2,092,000
Vitali National High School		1,146,000	1,146,000
Zamboanga City National High School (Main)		150,000	150,000

Division of Zamboanga del Norte	351,152,000	37,601,000	388,753,000

Division Office - Proper	351,152,000	18,067,000	369,219,000
Bacungan National High School		969,000	969,000
Dohinob National High School		150,000	150,000
Gutalac National High School		1,283,000	1,283,000
Julian Soriano Memorial Comprehensive High School		624,000	624,000
Katipunan National High School		1,495,000	1,495,000
Kipit Agro-Fishery High School		729,000	729,000
Langatian National High School		889,000	889,000
Liloy National High School		1,515,000	1,515,000
Manukan National High School		1,334,000	1,334,000
Piñan National High School		1,009,000	1,009,000
Polanco National High School		1,164,000	1,164,000
Salug National High School		899,000	899,000
Sergio Osmeña National High School		969,000	969,000
Sibutad National High School		401,000	401,000
Sindangan National Agricultural School		1,238,000	1,238,000
Sindangan National High School		1,937,000	1,937,000
Siocon National High School		999,000	999,000
Tampilisan National High School		1,254,000	1,254,000
Ubay National High School		676,000	676,000

Division of Zamboanga del Sur	325,813,000	33,449,000	359,262,000

Division Office - Proper	325,813,000	22,986,000	348,799,000
Balongating National High School		150,000	150,000
Bayog National Technical-Vocational High School		1,197,000	1,197,000
Commonwealth National High School		392,000	392,000
Dimataling National High School		367,000	367,000
Dinas National High School		577,000	577,000
Kabatan National High School		619,000	619,000
Lapuyan National High School		772,000	772,000
Mahayag National High School		883,000	883,000
Molave Vocational Technical School		3,246,000	3,246,000
Tambulig (Echanca) National High School		708,000	708,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)		1,552,000	1,552,000

Division of Zamboanga Sibugay	260,550,000	27,695,000	288,245,000

Division Office - Proper	260,550,000	12,469,000	273,019,000
Alicia National High School		901,000	901,000
Diplahan National High School		1,542,000	1,542,000
Francisco Ramos National High School		1,235,000	1,235,000
Imelda National High School		1,579,000	1,579,000
Ipil National High School		662,000	662,000

JANUARY 3, 2022	OFFICIAL GAZETTE	351
DEPARTMENT OF EDUCATION

Kabasalan National High School		1,228,000	1,228,000
Malangas National High School		954,000	954,000
Naga National High School		465,000	465,000
Olutanga National High School		867,000	867,000
Siay National High School		1,020,000	1,020,000
Sta. Clara National High School		445,000	445,000
Surabay National High School		1,401,000	1,401,000
Talusan National High School		502,000	502,000
Titay National High School		917,000	917,000
Tungawan National High School		969,000	969,000
Zamboanga Sibugay National High School (Pangi NHS)		539,000	539,000

Region X - Northern Mindanao	1,686,080,000	169,606,000	1,855,686,000

Division of Bukidnon	306,946,000	33,476,000	340,422,000

Division Office - Proper	306,946,000	29,084,000	336,030,000
Bukidnon National School of Home Industries		2,455,000	2,455,000
Manolo Fortich National High School		1,937,000	1,937,000

Division of Cagayan de Oro City	181,515,000	17,816,000	199,331,000

Division Office - Proper	181,515,000	17,816,000	199,331,000

Division of Camiguin	59,140,000	5,613,000	64,753,000

Division Office - Proper	59,140,000	4,779,000	63,919,000
Camiguin National High School		834,000	834,000

Division of El Salvador City	21,196,000	1,750,000	22,946,000

Division Office - Proper	21,196,000	1,750,000	22,946,000

Division of Gingoog City	71,139,000	6,191,000	77,330,000

Division Office - Proper	71,139,000	6,191,000	77,330,000

Division of Iligan City	138,591,000	11,471,000	150,062,000

Division Office - Proper	138,591,000	3,379,000	141,970,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)		399,000	399,000
Bunawan Agricultural High School		150,000	150,000
Bunawan National High School		150,000	150,000
Dalipuga National High School		387,000	387,000
Iligan City East National High School (Sta. Filomena)		1,469,000	1,469,000
Iligan City National School of Fisheries		715,000	715,000
Iligan City National High School		3,207,000	3,207,000
Maria Cristina National High School		195,000	195,000
Rogongon Agricultural High School		150,000	150,000
Suarez National High School		458,000	458,000
Tomas Cabili National High School		662,000	662,000
Tubaran National High School		150,000	150,000

Division of Lanao del Norte	187,417,000	20,016,000	207,433,000

Division Office - Proper	187,417,000	11,916,000	199,333,000
Baloi National High School		387,000	387,000

352	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Kapatagan National High School		1,781,000	1,781,000
Lala National High School		2,883,000	2,883,000
Lanao del Norte National Comprehensive High School		2,125,000	2,125,000
Maigo National High School		924,000	924,000

Division of Malaybalay City	116,988,000	11,373,000	128,361,000

Division Office - Proper	116,988,000	5,779,000	122,767,000
Bukidnon National High School		5,129,000	5,129,000
Managok National High School		465,000	465,000

Division of Misamis Occidental	131,727,000	10,904,000	142,631,000

Division Office - Proper	131,727,000	5,980,000	137,707,000
Aloran Trade High School		1,435,000	1,435,000
Baliangao School of Fisheries		381,000	381,000
Clarin National High School		1,790,000	1,790,000
Looc National High School		1,318,000	1,318,000

Division of Misamis Oriental	257,371,000	30,401,000	287,772,000

Division Office - Proper	257,371,000	19,114,000	276,485,000
Alubijid National Comprehensive High School		1,781,000	1,781,000
Initao National Comprehensive High School		1,249,000	1,249,000
Laguindingan National High School		1,341,000	1,341,000
Libertad National High School		745,000	745,000
Medina National Comprehensive High School		1,643,000	1,643,000
Misamis Oriental General Comprehensive High School		981,000	981,000
Opol National Secondary Technical School		1,572,000	1,572,000
Salay National High School		1,487,000	1,487,000
Sugbongcogon National High School		488,000	488,000

Division of Oroquieta City	49,841,000	4,485,000	54,326,000

Division Office - Proper	49,841,000	1,262,000	51,103,000
Misamis Occidental National High School		3,223,000	3,223,000

Division of Ozamiz City	55,841,000	5,609,000	61,450,000

Division Office - Proper	55,841,000	1,880,000	57,721,000
Labo National High School		404,000	404,000
Ozamiz City National High School		2,177,000	2,177,000
Ozamiz City School of Arts and Trades		1,148,000	1,148,000

Division of Tangub City	42,481,000	3,437,000	45,918,000

Division Office - Proper	42,481,000	2,399,000	44,880,000
Tangub City National High School		1,038,000	1,038,000

Division of Valencia City	65,887,000	7,064,000	72,951,000

Division Office - Proper	65,887,000	2,682,000	68,569,000
Valencia National High School		4,382,000	4,382,000

JANUARY 3, 2022	OFFICIAL GAZETTE	353
DEPARTMENT OF EDUCATION

Region XI - Davao	1,685,254,000	169,371,000	1,854,625,000

Division of Davao de Oro	322,982,000	32,938,000	355,920,000

Division Office - Proper	322,982,000	11,710,000	334,692,000
Andili National High School		365,000	365,000
Anibongan National High School		227,000	227,000
Atty. Orlando S. Rimando National High School		1,556,000	1,556,000
Compostela National High School		2,657,000	2,657,000
Gabi National High School		690,000	690,000
Laak National High School		1,494,000	1,494,000
Lorenzo S. Sarmiento, Sr. National High School		1,245,000	1,245,000
Mabini National High School		761,000	761,000
Mainit National High School		495,000	495,000
Manat National High School		727,000	727,000
Maragusan National High School		2,182,000	2,182,000
Monkayo National High School		1,806,000	1,806,000
Montevista National High School		1,263,000	1,263,000
Nabunturan National Comprehensive High School		2,496,000	2,496,000
New Bataan National High School		1,213,000	1,213,000
Pantukan National High School		1,524,000	1,524,000
Pindasan National High School		527,000	527,000

Division of Davao City	364,755,000	37,113,000	401,868,000

Division Office - Proper	364,755,000	10,953,000	375,708,000
A. Navarro National High School		1,192,000	1,192,000
Baguio National School of Arts and Trades		699,000	699,000
Bernardo Carpio National High School		1,041,000	1,041,000
Biao National High School		255,000	255,000
Binowang National High School		160,000	160,000
Binugao National High School		293,000	293,000
Cabantian National High School		513,000	513,000
Calinan National High School		2,814,000	2,814,000
Catalunan Pequeño National High School		1,048,000	1,048,000
Crossing Bayabas National High School		1,715,000	1,715,000
Dacudao National High School		300,000	300,000
Daniel R. Aguinaldo National High School		2,409,000	2,409,000
Davao City National High School		273,000	273,000
Don Enrique Bustamante National High School		204,000	204,000
Doña Carmen Denia National High School		1,678,000	1,678,000
Dr. Santiago Dakudao National High School		605,000	605,000
Erico T. Nograles National High School		177,000	177,000
F. Bangoy National High School		413,000	413,000
F. Bustamante National High School		1,895,000	1,895,000
Gorgonio Tajo, Sr. National High School		151,000	151,000
Gov. Vicente Duterte National High School		239,000	239,000
J. V. Ferriols National High School		296,000	296,000
Jesus J. Soriano National High School		678,000	678,000
Leon Garcia, Sr. National High School		463,000	463,000
Los Amigos National High School		639,000	639,000
Lower Tamugan National High School		383,000	383,000
Ma-a National High School		580,000	580,000
Mabini National High School		150,000	150,000
Malabog National High School		381,000	381,000
Marilog National High School		553,000	553,000
Mintal Comprehensive High School		1,799,000	1,799,000
Pablo Lorenzo National High School (Mandug National High School)		530,000	530,000

354	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sirib National High School		161,000	161,000
Tagakpan National High School		227,000	227,000
Talomo National High School		378,000	378,000
Teofilo V. Fernandez National High School (Indangan National High School)		699,000	699,000
Toril National High School		169,000	169,000

Division of Davao del Norte	204,855,000	22,712,000	227,567,000

Division Office - Proper	204,855,000	8,406,000	213,261,000
Asuncion National High School		1,320,000	1,320,000
Cabay-angan National High School		417,000	417,000
Carmen National High School		1,838,000	1,838,000
Dujali National High School		761,000	761,000
Kapalong National High School		1,742,000	1,742,000
Kimamon National High School		584,000	584,000
New Corella National High School		1,740,000	1,740,000
Sagayen National High School		997,000	997,000
Sawata National High School		711,000	711,000
Sto. Niño National High School		511,000	511,000
Sto. Tomas National High School		3,685,000	3,685,000

Division of Davao del Sur	145,539,000	14,992,000	160,531,000

Division Office - Proper	145,539,000	3,205,000	148,744,000
Barayong National High School		1,141,000	1,141,000
Davao del Sur School of Fisheries		1,052,000	1,052,000
Federico Yap National High School (Astorga National High School)		607,000	607,000
Governor N. Llanos National High School		383,000	383,000
Hagonoy National High School		1,109,000	1,109,000
Ihan National High School		357,000	357,000
Inawayan National High School		486,000	486,000
Marber National High School		612,000	612,000
Matanao National High School		1,825,000	1,825,000
Padada National High School		772,000	772,000
Sta. Cruz National High School		2,086,000	2,086,000
Sulop National High School		1,357,000	1,357,000

Division of Davao Occidental	138,979,000	10,713,000	149,692,000

Division Office - Proper	138,979,000	4,765,000	143,744,000
Alberto Olarte, Sr. National High School (Mabila National High School)		440,000	440,000
Basiawan National High School		488,000	488,000
Edna Guillermo Memorial National High School		344,000	344,000
Heracleo Casco Memorial National High School		1,515,000	1,515,000
Jose Abad Santos National High School		754,000	754,000
Kalbay National High School		305,000	305,000
Mariano Peralta National High School		2,102,000	2,102,000

Division of Davao Oriental	128,937,000	17,365,000	146,302,000

Division Office - Proper	128,937,000	9,230,000	138,167,000
Baganga National High School		1,245,000	1,245,000
Caraga National High School		660,000	660,000
Cateel National Agricultural High School		275,000	275,000
Cateel Vocational High School		1,196,000	1,196,000
Lupon National Comprehensive High School		536,000	536,000
Lupon Vocational High School		1,105,000	1,105,000

JANUARY 3, 2022	OFFICIAL GAZETTE	355
DEPARTMENT OF EDUCATION

Luzon National High School		587,000	587,000
Manuel B. Guiñez Sr. National High School		1,245,000	1,245,000
San Isidro National High School		942,000	942,000
Tibanban National High School		344,000	344,000

Division of Digos City	38,802,000	2,994,000	41,796,000

Division Office - Proper	38,802,000	2,708,000	41,510,000
Digos City National High School (Davao Del Sur National High School)		286,000	286,000

Division of Island Garden City of Samal	57,573,000	6,108,000	63,681,000

Division Office - Proper	57,573,000	4,027,000	61,600,000
Mambago-B National High School		484,000	484,000
Nieves Villarica National High School		1,597,000	1,597,000

Division of Mati City	108,614,000	5,404,000	114,018,000

Division Office - Proper	108,614,000	2,527,000	111,141,000
Dawan National High School		342,000	342,000
Mati National Comprehensive High School		1,465,000	1,465,000
Mati School of Arts and Trades		612,000	612,000
Matiao National High School		458,000	458,000

Division of Panabo City	67,218,000	8,718,000	75,936,000

Division Office - Proper	67,218,000	4,108,000	71,326,000
A. O. Floirendo National High School		914,000	914,000
Don Manuel Javellana National High School		332,000	332,000
Panabo National High School		2,498,000	2,498,000
San Vicente National High School		438,000	438,000
Southern Davao National High School		428,000	428,000

Division of Tagum City	107,000,000	10,314,000	117,314,000

Division Office - Proper	107,000,000	969,000	107,969,000
Jose Tuazon, Jr. Memorial National High School		552,000	552,000
La Filipina National High School		1,460,000	1,460,000
Laureta National High School		562,000	562,000
Pipisan Maug National High School		202,000	202,000
Tagum National Trade School		2,579,000	2,579,000
Tagum City National Comprehensive High School (Davao National High School)		520,000	520,000
Tagum City National High School		3,470,000	3,470,000

Region XII - SOCCSKSARGEN	1,855,426,000	175,879,000	2,031,305,000

Division of Cotabato	479,657,000	47,151,000	526,808,000

Division Office - Proper	479,657,000	20,642,000	500,299,000
Alamada National High School		1,183,000	1,183,000
Antipas National High School		1,338,000	1,338,000
Banisilan National High School		1,180,000	1,180,000
Carmen National High School		2,469,000	2,469,000
Dilangalen National High School		2,414,000	2,414,000
Greenfield National High School		747,000	747,000
Kabacan National High School		1,655,000	1,655,000
Kimagango National High School		236,000	236,000
Kisante National High School		465,000	465,000

356	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Libungan National High School		910,000	910,000
Lika National High School		584,000	584,000
M’lang National High School		1,950,000	1,950,000
Magpet National High School		1,249,000	1,249,000
Makilala National High School		882,000	882,000
Matalam National High School, Barangay Linao, Matalam		513,000	513,000
Matalam National High School, Barangay Poblacion, Matalam		1,669,000	1,669,000
Pigcawayan National High School		2,045,000	2,045,000
Pikit National High School		2,272,000	2,272,000
President Roxas National High School		1,121,000	1,121,000
Tulunan National High School		1,627,000	1,627,000

Division of General Santos City	254,761,000	20,615,000	275,376,000

Division Office - Proper	254,761,000	7,454,000	262,215,000
Bula National School of Fisheries		651,000	651,000
Fatima National High School		2,845,000	2,845,000
General Santos City National High School		3,816,000	3,816,000
General Santos City National Secondary School of Arts and Trade		1,462,000	1,462,000
Ireneo Santiago National High School		328,000	328,000
Labangal National High School		1,009,000	1,009,000
Lagao National High School		1,391,000	1,391,000
New Society National High School		1,659,000	1,659,000

Division of Kidapawan City	87,964,000	9,228,000	97,192,000

Division Office - Proper	87,964,000	3,296,000	91,260,000
Amas National High School		406,000	406,000
Ginatilan National High School		373,000	373,000
Kidapawan National High School High School		4,921,000	4,921,000
Paco National High School		232,000	232,000

Division of Koronadal City	80,190,000	7,929,000	88,119,000

Division Office - Proper	80,190,000	880,000	81,070,000
Bacongco National High School		364,000	364,000
Esperanza National High School		234,000	234,000
Koronadal National Comprehensive High School		5,436,000	5,436,000
Marvel 7 National High School		598,000	598,000
Saravia National High School		417,000	417,000

Division of Sarangani	265,949,000	24,732,000	290,681,000

Division Office - Proper	265,949,000	13,275,000	279,224,000
Alabel National High School		1,902,000	1,902,000
Alabel National Science High School		428,000	428,000
Banate National High School		651,000	651,000
Colon National High School		690,000	690,000
Glan Padidu National High School		298,000	298,000
Glan School of Arts and Trades		1,540,000	1,540,000
James L. Chiongbian National Trade School		848,000	848,000
Leonard Young, Sr. National High School		585,000	585,000
Lun Pandidu National High School		715,000	715,000
Malalag National High School		921,000	921,000
Malandag National High School		1,139,000	1,139,000
Malapatan National High School		1,167,000	1,167,000
Pangyan National High School		573,000	573,000

JANUARY 3, 2022	OFFICIAL GAZETTE	357
DEPARTMENT OF EDUCATION

Division of South Cotabato	364,505,000	34,689,000	399,194,000

Division Office - Proper	364,505,000	20,022,000	384,527,000
Banga National High School		1,245,000	1,245,000
Bentung Sulit National High School		176,000	176,000
Lamian National High School		749,000	749,000
Lapuz National High School		349,000	349,000
Libertad National High School		2,656,000	2,656,000
Maltana National High School		541,000	541,000
Norala National High School		1,582,000	1,582,000
Polomolok National High School		1,715,000	1,715,000
Sto. Niño National School of Arts and Trades		291,000	291,000
Sto. Niño National High School		1,533,000	1,533,000
T’boli National High School		1,316,000	1,316,000
Tupi National High School		2,514,000	2,514,000

Division of Sultan Kudarat	277,734,000	26,977,000	304,711,000

Division Office - Proper	277,734,000	11,726,000	289,460,000
Bagumbayan National High School		805,000	805,000
Bai Saripinang National High School		410,000	410,000
Bambad National High School		928,000	928,000
Columbio National High School		626,000	626,000
Esperanza National High School		3,167,000	3,167,000
Isulan National High School		2,700,000	2,700,000
Kapingkong National High School		335,000	335,000
Laguilayan National High School		481,000	481,000
Lambayong National High School (Mariano Marcos National High School)		1,558,000	1,558,000
Lebak National High School - Lebak Legislated National High School		1,653,000	1,653,000
Lutayan National High School		878,000	878,000
President Quirino National High School		1,394,000	1,394,000
Telafas National High School		316,000	316,000

Division of Tacurong City	44,666,000	4,558,000	49,224,000

Division Office - Proper	44,666,000	1,120,000	45,786,000
Tacurong National High School		2,782,000	2,782,000
V.F. Grino National High School		656,000	656,000

Region XIII - Caraga	1,482,985,000	139,340,000	1,622,325,000

Division of Agusan del Norte	156,341,000	13,780,000	170,121,000

Division Office - Proper	156,341,000	9,561,000	165,902,000
Agay National High School		820,000	820,000
Guinabsan National High School		254,000	254,000
Jagupit National High School		516,000	516,000
Las Nieves National High School		640,000	640,000
Magallanes National High School		1,148,000	1,148,000
Nasipit National Vocational School		841,000	841,000

Division of Agusan del Sur	316,577,000	29,350,000	345,927,000

Division Office - Proper	316,577,000	10,543,000	327,120,000
Agusan del Sur National High School		4,279,000	4,279,000
Bunawan National High School		1,084,000	1,084,000
Datu Lipus Makapandong National High School		718,000	718,000

358	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Del Monte National High School		733,000	733,000
Democrito O. Plaza Memorial High School		156,000	156,000
Esperanza National High School		791,000	791,000
La Paz National High School		287,000	287,000
Lapinigan National High School		757,000	757,000
Libertad National High School		277,000	277,000
Loreto National High School		461,000	461,000
Los Arcos National High School		252,000	252,000
Lucena National High School		438,000	438,000
Patin-ay High School (ASSAT)		614,000	614,000
Prosperidad National High School		1,192,000	1,192,000
Sampaguita National High School		389,000	389,000
San Isidro National High School		197,000	197,000
San Luis National High School		841,000	841,000
Sibagat National High School		642,000	642,000
Sta. Cruz National High School		284,000	284,000
Sta. Irene National High School		436,000	436,000
Sta. Josefa National High School		1,045,000	1,045,000
Sto. Tomas National High School		161,000	161,000
Talacogon National High School		598,000	598,000
Trento National High School		1,582,000	1,582,000
Veruela National High School		323,000	323,000
Zillovia National High School		270,000	270,000

Division of Bayugan City	69,002,000	5,887,000	74,889,000

Division Office - Proper	69,002,000	2,879,000	71,881,000
Bayugan National Comprehensive High School		1,607,000	1,607,000
Marcelina National High School		284,000	284,000
Noli National High School		601,000	601,000
Salvacion National High School		227,000	227,000
San Juan National High School		289,000	289,000

Division of Bislig City	41,845,000	3,489,000	45,334,000

Division Office - Proper	41,845,000	1,668,000	43,513,000
Bislig National High School		559,000	559,000
Lawigan National High School		174,000	174,000
Mangagoy National High School		300,000	300,000
Tabon M. Estrella National High School		788,000	788,000

Division of Butuan City	179,924,000	18,712,000	198,636,000

Division Office - Proper	179,924,000	4,857,000	184,781,000
Agusan National High School		7,383,000	7,383,000
Agusan Pequeño National High School		184,000	184,000
Amparo National High School		330,000	330,000
Banza National High School		608,000	608,000
Butuan City National Comprehensive High School		245,000	245,000
Butuan City School of Arts and Trades		970,000	970,000
Libertad National High School		1,345,000	1,345,000
Los Angeles National High School		408,000	408,000
Lumbocan National High School		380,000	380,000
San Vicente National High School		498,000	498,000
Taligaman National High School		901,000	901,000
Tungao National High School		603,000	603,000

JANUARY 3, 2022	OFFICIAL GAZETTE	359
DEPARTMENT OF EDUCATION

Division of Cabadbaran City	24,653,000	3,306,000	27,959,000

Division Office - Proper	24,653,000	1,094,000	25,747,000
Cabadbaran City National High School		2,212,000	2,212,000

Division of Dinagat Island	72,721,000	7,052,000	79,773,000

Division Office - Proper	72,721,000	3,711,000	76,432,000
Albor National High School		504,000	504,000
Cagdianao National High School		557,000	557,000
Dinagat School of Fisheries		318,000	318,000
Don Ruben E. Ecleo, Sr. Memorial National High School		1,130,000	1,130,000
Liberty National High School		150,000	150,000
Ruben E. Ecleo, Sr. National High School		195,000	195,000
Tag-abaca National High School		263,000	263,000
Tubajon National High School		224,000	224,000

Division of Siargao	69,006,000	6,490,000	75,496,000

Division Office - Proper	69,006,000	2,632,000	71,638,000
Dapa National High School		1,155,000	1,155,000
Del Carmen National High School		422,000	422,000
Gen. Luna National High School		740,000	740,000
Pilar National High School		314,000	314,000
San Isidro National High School		238,000	238,000
Sapao National High School		349,000	349,000
Socorro National High School		640,000	640,000

Division of Surigao City	65,776,000	5,885,000	71,661,000

Division Office - Proper	65,776,000	2,420,000	68,196,000
Anomar National High School		208,000	208,000
Caraga Regional Science High School		828,000	828,000
Ipil National High School		373,000	373,000
Mat-i National High School		300,000	300,000
Surigao City National High School (San Juan National High School)		1,391,000	1,391,000
Taft National High School (Surigao City - Taft National High School Annex)		365,000	365,000

Division of Surigao del Norte	182,685,000	17,575,000	200,260,000

Division Office - Proper	182,685,000	4,716,000	187,401,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)		713,000	713,000
Bacuag National Agro-Industrial School		422,000	422,000
Balite National High School		254,000	254,000
Campo National High School		431,000	431,000
Claver National High School		1,403,000	1,403,000
Gigaquit National School of Home Industries		687,000	687,000
Mainit National High School		642,000	642,000
Masgad National High School		150,000	150,000
Matin-ao National High School		564,000	564,000
Placer National High School		642,000	642,000
San Francisco National High School		603,000	603,000
Surigao del Norte National High School		4,137,000	4,137,000
Taganaan National High School (Asa National High School)		754,000	754,000

360	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Timamana National High School		389,000	389,000
Toledo S. Pantilo, Sr. Memorial National High School		479,000	479,000
Tubod National Comprehensive High School		589,000	589,000

Division of Surigao del Sur	285,304,000	25,335,000	310,639,000

Division Office - Proper	285,304,000	10,783,000	296,087,000
Adlay National High School		259,000	259,000
Anibongan National High School		172,000	172,000
Barcelona National High School		165,000	165,000
Barobo National High School		1,229,000	1,229,000
Cantilan National High School		1,268,000	1,268,000
Carmen Agricultural National High School		234,000	234,000
Carrascal National High School		752,000	752,000
Doña Carmen National High School		150,000	150,000
F.H. Irizari Memorial National High School		426,000	426,000
Felisberto Verrano National High School		318,000	318,000
Gamut National High School (Barobo)		225,000	225,000
Gamut National High School (Tago)		1,013,000	1,013,000
Hinatuan National Comprehensive High School		1,137,000	1,137,000
Lianga National Comprehensive High School		832,000	832,000
Lingig National High School		770,000	770,000
M. K. Yusingco National High School (Mandus National High School)		195,000	195,000
Madrid National High School		907,000	907,000
Marihatag National High School		150,000	150,000
Portlamon National High School		151,000	151,000
Purisima National High School		369,000	369,000
Salvacion National High School		213,000	213,000
San Miguel National Comprehensive High School		428,000	428,000
Solomon P. Lozada National High School		270,000	270,000
St. Christine National High School		369,000	369,000
Sto. Niño National High School		651,000	651,000
Tagasaka National High School		150,000	150,000
Tagbina National High School		860,000	860,000
Tidman National High School		222,000	222,000
Unidad National High School		667,000	667,000

Division of Tandag City	19,151,000	2,479,000	21,630,000

Division Office - Proper	19,151,000	150,000	19,301,000
Buenavista National High School		408,000	408,000
Jacinto P. Elpa National High School		789,000	789,000
Tandag National Science High School		1,132,000	1,132,000

Government Assistance and Subsidies - Educational Service Contracting (ESC) Program for Private Junior High School (per R.A. No. 8545)		10,673,583,000	10,673,583,000

National Capital Region (NCR)		10,673,583,000	10,673,583,000

Central Office		10,673,583,000	10,673,583,000

Government Assistance and Subsidies - Senior High School Voucher Program		16,534,202,000	16,534,202,000

National Capital Region (NCR)		16,534,202,000	16,534,202,000

Central Office		16,534,202,000	16,534,202,000

JANUARY 3, 2022	OFFICIAL GAZETTE	361
DEPARTMENT OF EDUCATION

Joint Delivery Voucher for Senior High School Technical Vocational and Livelihood Specializations		1,159,960,000	1,159,960,000

National Capital Region (NCR)		1,159,960,000	1,159,960,000

Central Office		1,159,960,000	1,159,960,000

Implementation of the Grant of Cash Allowance, Hardship Pay, Equivalent Record Form (ERF), Conversion to Master Teacher (MT) and Reclassification of Positions	3,406,511,000	4,368,525,000	7,775,036,000

National Capital Region (NCR)	39,407,000	396,045,000	435,452,000

Regional Office - NCR	39,407,000	386,045,000	425,452,000
Central Office		10,000,000	10,000,000

Region I - Ilocos	116,920,000	239,950,000	356,870,000

Regional Office - I	116,920,000	239,950,000	356,870,000

Cordillera Administrative Region (CAR)	155,567,000	88,140,000	243,707,000

Regional Office - CAR	155,567,000	88,140,000	243,707,000

Region II - Cagayan Valley	140,821,000	173,435,000	314,256,000

Regional Office - II	140,821,000	173,435,000	314,256,000

Region III - Central Luzon	129,945,000	444,750,000	574,695,000

Regional Office - III	129,945,000	444,750,000	574,695,000

Region IVA - CALABARZON	270,423,000	524,140,000	794,563,000

Regional Office - IVA	270,423,000	524,140,000	794,563,000

Region IVB - MIMAROPA	363,636,000	169,305,000	532,941,000

Regional Office - IVB	363,636,000	169,305,000	532,941,000

Region V - Bicol	348,786,000	336,495,000	685,281,000

Regional Office - V	348,786,000	336,495,000	685,281,000

Region VI - Western Visayas	245,757,000	371,200,000	616,957,000

Regional Office - VI	245,757,000	371,200,000	616,957,000

Region VII - Central Visayas	246,689,000	362,380,000	609,069,000

Regional Office - VII	246,689,000	362,380,000	609,069,000

Region VIII - Eastern Visayas	177,121,000	268,455,000	445,576,000

Regional Office - VIII	177,121,000	268,455,000	445,576,000

362	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IX - Zamboanga Peninsula	287,148,000	193,120,000		480,268,000

Regional Office - IX	287,148,000	193,120,000		480,268,000

Region X - Northern Mindanao	225,343,000	221,510,000		446,853,000

Regional Office - X	225,343,000	221,510,000		446,853,000

Region XI - Davao	239,726,000	225,920,000		465,646,000

Regional Office - XI	239,726,000	225,920,000		465,646,000

Region XII - SOCCSKSARGEN	211,322,000	201,425,000		412,747,000

Regional Office - XII	211,322,000	201,425,000		412,747,000

Region XIII - Caraga	207,900,000	152,255,000		360,155,000

Regional Office - XIII	207,900,000	152,255,000		360,155,000

World Teachers’ Day Incentive Benefits	925,178,000			925,178,000

National Capital Region (NCR)	925,178,000			925,178,000

Central Office	925,178,000			925,178,000

EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM	25,848,000	1,819,192,000	59,700,000	1,904,740,000

Human Resource Development for Personnel in Schools and Learning Centers	22,104,000	1,818,572,000	59,700,000	1,900,376,000

National Capital Region (NCR)	22,104,000	1,121,537,000	59,700,000	1,203,341,000

Central Office	22,104,000	1,075,304,000	59,700,000	1,157,108,000

Division of Caloocan		5,844,000		5,844,000
Division of Las Piñas		2,186,000		2,186,000
Division of Makati		1,805,000		1,805,000
Division of Malabon City		1,804,000		1,804,000
Division of Mandaluyong		1,319,000		1,319,000
Division of Manila		6,454,000		6,454,000
Division of Marikina		1,703,000		1,703,000
Division of Muntinlupa		1,742,000		1,742,000
Division of Navotas City		1,190,000		1,190,000
Division of Parañaque		2,093,000		2,093,000
Division of Pasay City		1,483,000		1,483,000
Division of Pasig City		2,910,000		2,910,000
Division of Quezon City		9,356,000		9,356,000
Division of San Juan City		345,000		345,000
Division of Taguig and Pateros		3,275,000		3,275,000
Division of Valenzuela		2,724,000		2,724,000

Region I - Ilocos		42,313,000		42,313,000

Division of Alaminos City		766,000		766,000
Division of Batac City		423,000		423,000
Division of Candon City		475,000		475,000
Division of Dagupan City		1,033,000		1,033,000

JANUARY 3, 2022	OFFICIAL GAZETTE	363
DEPARTMENT OF EDUCATION

Division of Ilocos Norte	4,453,000	4,453,000
Division of Ilocos Sur	6,223,000	6,223,000
Division of La Union	5,369,000	5,369,000
Division of Laoag City	693,000	693,000
Division of Pangasinan I	10,735,000	10,735,000
Division of Pangasinan II	8,711,000	8,711,000
Division of San Carlos City	1,463,000	1,463,000
Division of San Fernando City	623,000	623,000
Division of Urdaneta City	979,000	979,000
Division of Vigan City	367,000	367,000

Cordillera Administrative Region (CAR)	19,810,000	19,810,000

Division of Abra	3,381,000	3,381,000
Division of Apayao	1,950,000	1,950,000
Division of Baguio City	1,603,000	1,603,000
Division of Benguet	4,773,000	4,773,000
Division of Ifugao	2,784,000	2,784,000
Division of Kalinga	1,748,000	1,748,000
Division of Mt. Province	2,334,000	2,334,000
Division of Tabuk City	1,237,000	1,237,000

Region II - Cagayan Valley	34,390,000	34,390,000

Division of Batanes	294,000	294,000
Division of Cagayan	10,681,000	10,681,000
Division of Cauayan City	1,169,000	1,169,000
Division of Ilagan City	1,422,000	1,422,000
Division of Isabela	11,675,000	11,675,000
Division of Nueva Vizcaya	4,934,000	4,934,000
Division of Quirino	2,354,000	2,354,000
Division of Santiago City	933,000	933,000
Division of Tuguegarao City	928,000	928,000

Region III - Central Luzon	73,877,000	73,877,000

Division of Angeles City	2,120,000	2,120,000
Division of Aurora	2,262,000	2,262,000
Division of Balanga City	594,000	594,000
Division of Bataan	4,595,000	4,595,000
Division of Bulacan	13,462,000	13,462,000
Division of Cabanatuan City	1,717,000	1,717,000
Division of Gapan City	819,000	819,000
Division of Mabalacat City	1,298,000	1,298,000
Division of Malolos City	1,242,000	1,242,000
Division of Meycauayan City	984,000	984,000
Division of Muñoz Science City	662,000	662,000
Division of Nueva Ecija	11,649,000	11,649,000
Division of Olongapo City	1,245,000	1,245,000
Division of Pampanga	10,238,000	10,238,000
Division of San Fernando City	1,520,000	1,520,000
Division of San Jose City	1,051,000	1,051,000
Division of San Jose del Monte City	2,826,000	2,826,000
Division of Tarlac	8,232,000	8,232,000
Division of Tarlac City	2,314,000	2,314,000
Division of Zambales	5,047,000	5,047,000

364	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVA - CALABARZON	82,741,000	82,741,000

Division of Antipolo City	3,602,000	3,602,000
Division of Bacoor City	2,146,000	2,146,000
Division of Batangas	12,726,000	12,726,000
Division of Batangas City	1,942,000	1,942,000
Division of Biñan City	1,396,000	1,396,000
Division of Cabuyao City	1,305,000	1,305,000
Division of Calamba City	2,444,000	2,444,000
Division of Cavite	9,093,000	9,093,000
Division of Cavite City	507,000	507,000
Division of Dasmariñas City	2,474,000	2,474,000
Division of General Trias City	1,620,000	1,620,000
Division of Imus City	1,738,000	1,738,000
Division of Laguna	7,820,000	7,820,000
Division of Lipa City	2,009,000	2,009,000
Division of Lucena City	1,628,000	1,628,000
Division of Quezon	14,989,000	14,989,000
Division of Rizal	10,396,000	10,396,000
Division of San Pablo City	1,739,000	1,739,000
Division of Sta. Rosa City	1,321,000	1,321,000
Division of Tanauan City	1,169,000	1,169,000
Division of Tayabas City	677,000	677,000

Region IVB - MIMAROPA	31,703,000	31,703,000

Division of Calapan City	1,023,000	1,023,000
Division of Marinduque	2,744,000	2,744,000
Division of Occidental Mindoro	5,187,000	5,187,000
Division of Oriental Mindoro	7,349,000	7,349,000
Division of Palawan	10,144,000	10,144,000
Division of Puerto Princesa City	1,829,000	1,829,000
Division of Romblon	3,427,000	3,427,000

Region V - Bicol	57,014,000	57,014,000

Division of Albay	8,123,000	8,123,000
Division of Camarines Norte	5,349,000	5,349,000
Division of Camarines Sur	15,774,000	15,774,000
Division of Catanduanes	3,447,000	3,447,000
Division of Iriga City	875,000	875,000
Division of Legazpi City	1,271,000	1,271,000
Division of Ligao City	1,044,000	1,044,000
Division of Masbate	9,495,000	9,495,000
Division of Masbate City	853,000	853,000
Division of Naga City	1,180,000	1,180,000
Division of Sorsogon	7,155,000	7,155,000
Division of Sorsogon City	1,423,000	1,423,000
Division of Tabaco City	1,025,000	1,025,000

Region VI - Western Visayas	64,488,000	64,488,000

Division of Aklan	5,284,000	5,284,000
Division of Antique	6,829,000	6,829,000
Division of Bacolod City	2,768,000	2,768,000
Division of Bago City	1,131,000	1,131,000
Division of Cadiz City	1,196,000	1,196,000
Division of Capiz	6,291,000	6,291,000
Division of Escalante City	718,000	718,000

JANUARY 3, 2022	OFFICIAL GAZETTE	365
DEPARTMENT OF EDUCATION

Division of Guimaras	1,626,000	1,626,000
Division of Himamaylan City	981,000	981,000
Division of Iloilo	16,884,000	16,884,000
Division of Iloilo City	2,190,000	2,190,000
Division of Kabankalan City	1,566,000	1,566,000
Division of La Carlota City	551,000	551,000
Division of Negros Occidental	10,754,000	10,754,000
Division of Passi City	701,000	701,000
Division of Roxas City	1,082,000	1,082,000
Division of Sagay City	1,237,000	1,237,000
Division of San Carlos City	1,146,000	1,146,000
Division of Silay City	846,000	846,000
Division of Sipalay City	707,000	707,000

Region VII - Central Visayas	59,979,000	59,979,000

Division of Bais City	715,000	715,000
Division of Bayawan City	1,382,000	1,382,000
Division of Bogo City	597,000	597,000
Division of Bohol	13,460,000	13,460,000
Division of Carcar City	936,000	936,000
Division of Cebu City	4,192,000	4,192,000
Division of Cebu Province	18,438,000	18,438,000
Division of Danao City	1,081,000	1,081,000
Division of Dumaguete City	655,000	655,000
Division of Guihulngan City	1,322,000	1,322,000
Division of Lapu-lapu City	2,373,000	2,373,000
Division of Mandaue City	1,635,000	1,635,000
Division of Naga City	798,000	798,000
Division of Negros Oriental	7,137,000	7,137,000
Division of Siquijor	968,000	968,000
Division of Tagbilaran City	511,000	511,000
Division of Talisay City	1,244,000	1,244,000
Division of Tanjay City	1,077,000	1,077,000
Division of Toledo City	1,458,000	1,458,000

Region VIII - Eastern Visayas	52,988,000	52,988,000

Division of Baybay City	1,077,000	1,077,000
Division of Biliran	1,972,000	1,972,000
Division of Borongan City	777,000	777,000
Division of Calbayog City	2,229,000	2,229,000
Division of Catbalogan City	953,000	953,000
Division of Eastern Samar	5,550,000	5,550,000
Division of Leyte	16,490,000	16,490,000
Division of Maasin City	866,000	866,000
Division of Northern Samar	7,795,000	7,795,000
Division of Ormoc City	1,744,000	1,744,000
Division of Samar	8,027,000	8,027,000
Division of Southern Leyte	4,008,000	4,008,000
Division of Tacloban City	1,500,000	1,500,000

Region IX - Zamboanga Peninsula	36,230,000	36,230,000

Division of Dapitan City	810,000	810,000
Division of Dipolog City	919,000	919,000
Division of Isabela City	1,091,000	1,091,000
Division of Pagadian City	1,358,000	1,358,000
Division of Zamboanga City	5,946,000	5,946,000

366	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Division of Zamboanga del Norte	9,635,000	9,635,000
Division of Zamboanga del Sur	9,749,000	9,749,000
Division of Zamboanga Sibugay	6,722,000	6,722,000

Region X - Northern Mindanao	40,997,000	40,997,000

Division of Bukidnon	10,647,000	10,647,000
Division of Cagayan de Oro City	3,573,000	3,573,000
Division of Camiguin	930,000	930,000
Division of El Salvador City	379,000	379,000
Division of Gingoog City	1,341,000	1,341,000
Division of Iligan City	2,395,000	2,395,000
Division of Lanao del Norte	5,676,000	5,676,000
Division of Malaybalay City	1,500,000	1,500,000
Division of Misamis Occidental	4,046,000	4,046,000
Division of Misamis Oriental	6,476,000	6,476,000
Division of Oroquieta City	703,000	703,000
Division of Ozamiz City	1,057,000	1,057,000
Division of Tangub City	780,000	780,000
Division of Valencia City	1,494,000	1,494,000

Region XI - Davao	37,554,000	37,554,000

Division of Davao de Oro	6,529,000	6,529,000
Division of Davao City	9,124,000	9,124,000
Division of Davao del Norte	4,192,000	4,192,000
Division of Davao del Sur	4,033,000	4,033,000
Division of Davao Occidental	3,061,000	3,061,000
Division of Davao Oriental	4,562,000	4,562,000
Division of Digos City	1,112,000	1,112,000
Division of Island Garden City of Samal	964,000	964,000
Division of Mati City	1,204,000	1,204,000
Division of Panabo City	1,292,000	1,292,000
Division of Tagum City	1,481,000	1,481,000

Region XII - SOCCSKSARGEN	35,038,000	35,038,000

Division of Cotabato	10,777,000	10,777,000
Division of General Santos City	3,569,000	3,569,000
Division of Kidapawan City	1,194,000	1,194,000
Division of Koronadal City	1,207,000	1,207,000
Division of Sarangani	5,161,000	5,161,000
Division of South Cotabato	6,350,000	6,350,000
Division of Sultan Kudarat	6,102,000	6,102,000
Division of Tacurong City	678,000	678,000

Region XIII - Caraga	27,913,000	27,913,000

Division of Agusan del Norte	2,943,000	2,943,000
Division of Agusan del Sur	6,951,000	6,951,000
Division of Bayugan City	1,055,000	1,055,000
Division of Bislig City	900,000	900,000
Division of Butuan City	2,612,000	2,612,000
Division of Cabadbaran City	616,000	616,000
Division of Dinagat Island	1,491,000	1,491,000
Division of Siargao	1,630,000	1,630,000
Division of Surigao City	1,238,000	1,238,000
Division of Surigao del Norte	2,440,000	2,440,000
Division of Surigao del Sur	5,529,000	5,529,000
Division of Tandag City	508,000	508,000

JANUARY 3, 2022	OFFICIAL GAZETTE	367
DEPARTMENT OF EDUCATION

Teacher Quality and Development Program		3,744,000		620,000				4,364,000

National Capital Region (NCR)		3,744,000		620,000				4,364,000

Central Office		3,744,000		620,000				4,364,000

Sub-total, Operations		463,396,260,000		89,376,696,000		20,352,684,000		573,125,640,000

TOTAL NEW APPROPRIATIONS	₱	472,893,810,000	₱	97,917,481,000	₱	20,372,684,000	₱	591,183,975,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	338,225,919
Creation of New Positions	6,220,929
Reclassification of Positions	1,064,322

Total Permanent Positions	345,511,170

Other Compensation Common to All
Personnel Economic Relief Allowance	22,664,508
Representation Allowance	73,284
Transportation Allowance	70,686
Clothing and Uniform Allowance	5,666,136
Honoraria	414,187
Mid-Year Bonus - Civilian	28,185,327
Year End Bonus	28,185,327
Cash Gift	4,721,780
Productivity Enhancement Incentive	4,721,780
Step Increment	845,697

Total Other Compensation Common to All	95,548,712

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	605,400
Special Hardship Allowance	2,342,189
Lump-sum for filling of Positions - Civilian	13,767,575
Other Personnel Benefits	925,178

Total Other Compensation for Specific Groups	17,640,342

Other Benefits
PAG-IBIG Contributions	1,133,192
PhilHealth Contributions	5,910,325
Employees Compensation Insurance Premiums	1,133,192

368	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Loyaty Award - Civilian	728,335
Terminal Leave	436,090

Total Other Benefits	9,341,134

Non-Permanent Positions	4,852,452

Total Personnel Services	472,893,810

Maintenance and Other Operating Expenses
Travelling Expenses	2,652,924
Training and Scholarship Expenses	4,679,444
Supplies and Materials Expenses	42,455,442
Utility Expenses	4,206,163
Communication Expenses	2,419,296
Awards/Rewards and Prizes	39,777
Survey, Research, Exploration and Development Expenses	119,945
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,312
Professional Services	436,989
General Services	1,734,169
Repairs and Maintenance	2,983,704
Financial Assistance/Subsidy	34,951,006
Taxes, Insurance Premiums and Other Fees	303,763
Labor and Wages	126,476
Other Maintenance and Operating Expenses
Advertising Expenses	8,319
Printing and Publication Expenses	362,592
Representation Expenses	134,990
Transportation and Delivery Expenses	81,293
Rent/Lease Expenses	17,240
Membership Dues and Contributions to Organizations	1,713
Subscription Expenses	24,683
Other Maintenance and Operating Expenses	170,241

Total Maintenance and Other Operating Expenses	97,917,481

Total Current Operating Expenditures	570,811,291

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	65,000
Buildings and Other Structures	8,565,327
Machinery and Equipment Outlay	11,742,357

Total Capital Outlays	20,372,684

TOTAL NEW APPROPRIATIONS	591,183,975

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	242,783,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	369
DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,681,000	₱	17,217,000	₱	1,380,000	₱	34,278,000
Operations				208,505,000				208,505,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				208,505,000				208,505,000

TOTAL NEW APPROPRIATIONS	₱	15,681,000	₱	225,722,000	₱	1,380,000	₱	242,783,000

Special Provision(s)

1. Establishment of National Child Development Centers. In addition to the amounts appropriated herein, Twelve Million Five Hundred Sixty Two Thousand Pesos (₱12,562,000) shall be used for the establishment of National Child Development Centers and the conversion of existing day care centers into Child Development Centers in various LGUs sourced from the contributions of PAGCOR in accordance with R.A. No. 10410.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,681,000	₱	17,217,000	₱	1,380,000	₱	34,278,000

Sub-total, General Administration and Support		15,681,000		17,217,000		1,380,000		34,278,000

Operations
Readiness of Filipino Children for Kindergarten Achieved				208,505,000				208,505,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				208,505,000				208,505,000

Development of Policies, Standards and Guidelines				3,118,000				3,118,000
Capacity-building and institutional development of intermediaries and other partners				22,908,000				22,908,000
Accreditation of ECCD service providers				96,000				96,000

370	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Establishment of National Child Development Centers				182,383,000				182,383,000

Sub-total, Operations				208,505,000				208,505,000

TOTAL NEW APPROPRIATIONS	₱	15,681,000	₱	225,722,000	₱	1,380,000	₱	242,783,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,228

Total Permanent Positions	2,228

Other Compensation Common to All
Personnel Economic Relief Allowance	24
Representation Allowance	132
Clothing and Uniform Allowance	6
Mid-Year Bonus - Civilian	186
Year End Bonus	186
Cash Gift	5
Productivity Enhancement Incentive	5
Step Increment	6

Total Other Compensation Common to All	550

Other Benefits
PAG-IBIG Contributions	1
PhilHealth Contributions	15
Employees Compensation Insurance Premiums	1

Total Other Benefits	17

Non-Permanent Positions	12,886

Total Personnel Services	15,681

Maintenance and Other Operating Expenses
Travelling Expenses	349
Training and Scholarship Expenses	24,191
Supplies and Materials Expenses	1,596
Utility Expenses	738
Communication Expenses	1,720
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	8,891
Repairs and Maintenance	825
Financial Assistance/Subsidy	182,383

JANUARY 3, 2022	OFFICIAL GAZETTE	371
DEPARTMENT OF EDUCATION

Taxes, Insurance Premiums and Other Fees	140
Other Maintenance and Operating Expenses
Printing and Publication Expenses	262
Rent/Lease Expenses	2,670
Subscription Expenses	180
Other Maintenance and Operating Expenses	1,579

Total Maintenance and Other Operating Expenses	225,722

Total Current Operating Expenditures	241,403

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,300
Machinery and Equipment Outlay	80

Total Capital Outlays	1,380

TOTAL NEW APPROPRIATIONS	242,783

C. NATIONAL ACADEMY OF SPORTS

For general administration and support, and operations, as indicated hereunder	₱	337,965,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	17,691,000	₱	131,555,000		₱	149,246,000
Operations		43,125,000		145,594,000			188,719,000

SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM		43,125,000		145,594,000			188,719,000

TOTAL NEW APPROPRIATIONS	₱	60,816,000	₱	277,149,000		₱	337,965,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

372	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,691,000	₱	131,555,000	₱	149,246,000

Sub-total, General Administration and Support		17,691,000		131,555,000		149,246,000

Operations
Access to a quality and enhanced secondary education, and high-quality sports training program in world-class sports facilities enabling them to excel in their respective sports and pursue their chosen future		43,125,000		145,594,000		188,719,000

SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM		43,125,000		145,594,000		188,719,000

Promotion, Development, and Implementation of Quality and Enhanced Sports-Integrated Secondary Education Program		43,125,000		145,594,000		188,719,000

Sub-total, Operations		43,125,000		145,594,000		188,719,000

TOTAL NEW APPROPRIATIONS	₱	60,816,000	₱	277,149,000	₱	337,965,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	47,007

Total Permanent Positions	47,007

Other Compensation Common to All
Personnel Economic Relief Allowance	1,992
Representation Allowance	780
Transportation Allowance	780
Clothing and Uniform Allowance	498
Mid-Year Bonus - Civilian	3,918
Year End Bonus	3,918
Cash Gift	415
Productivity Enhancement Incentive	415

Total Other Compensation Common to All	12,716

Other Benefits
PAG-IBIG Contributions	100
PhilHealth Contributions	893

JANUARY 3, 2022	OFFICIAL GAZETTE	373
DEPARTMENT OF EDUCATION

Employees Compensation Insurance Premiums	100

Total Other Benefits	1,093

Total Personnel Services	60,816

Maintenance and Other Operating Expenses
Travelling Expenses	17,420
Training and Scholarship Expenses	89,081
Supplies and Materials Expenses	38,809
Utility Expenses	36,000
Communication Expenses	2,102
Survey, Research, Exploration and Development Expenses	180
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	43,000
General Services	18,332
Repairs and Maintenance	1,000
Taxes, Insurance Premiums and Other Fees	3,500
Other Maintenance and Operating Expenses
Representation Expenses	1,354
Rent/Lease Expenses	350
Membership Dues and Contributions to Organizations	15
Subscription Expenses	16,195
Other Maintenance and Operating Expenses	9,675

Total Maintenance and Other Operating Expenses	277,149

Total Current Operating Expenditures	337,965

TOTAL NEW APPROPRIATIONS	337,965

D. NATIONAL BOOK DEVELOPMENT BOARD

For general administration and support, and operations, as indicated hereunder	₱	105,318,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,856,000	₱	20,252,000	₱	4,585,000	₱	39,693,000
Operations		10,800,000		54,825,000				65,625,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		10,800,000		54,825,000				65,625,000

TOTAL NEW APPROPRIATIONS	₱	25,656,000	₱	75,077,000	₱	4,585,000	₱	105,318,000

374	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Special Provision(s)

1. Interest Income of the National Book Development Trust Fund. The interest income of the National Book Development Trust Fund shall be used as grant to Filipino authors, especially in science and technology and in subject areas with none or few local authors, which shall be allocated equitably among the regions in accordance with R.A. No. 9521. In no case shall any part of the seed capital, including earnings thereof be used as overhead expenses for the administration of said fund.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,856,000	₱	20,252,000	₱	4,585,000	₱	39,693,000

Sub-total, General Administration and Support		14,856,000		20,252,000		4,585,000		39,693,000

Operations
Local book publishing industry developed		10,800,000		54,825,000				65,625,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		10,800,000		54,825,000				65,625,000

Capacity building and trade promotion incentives		5,630,000		40,929,000				46,559,000
Administration of awards, grants and incentives		2,638,000		8,983,000				11,621,000
Policy development, research, information system management, and information campaign		2,532,000		4,913,000				7,445,000

Sub-total, Operations		10,800,000		54,825,000				65,625,000

TOTAL NEW APPROPRIATIONS	₱	25,656,000	₱	75,077,000	₱	4,585,000	₱	105,318,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	18,630

Total Permanent Positions	18,630

JANUARY 3, 2022	OFFICIAL GAZETTE	375
DEPARTMENT OF EDUCATION

Other Compensation Common to All
Personnel Economic Relief Allowance	864
Representation Allowance	468
Transportation Allowance	468
Clothing and Uniform Allowance	216
Honoraria	1,128
Mid-Year Bonus - Civilian	1,552
Year End Bonus	1,552
Cash Gift	180
Productivity Enhancement Incentive	180
Step Increment	47

Total Other Compensation Common to All	6,655

Other Benefits
PAG-IBIG Contributions	43
PhilHealth Contributions	285
Employees Compensation Insurance Premiums	43

Total Other Benefits	371

Total Personnel Services	25,656

Maintenance and Other Operating Expenses
Travelling Expenses	2,026
Training and Scholarship Expenses	421
Supplies and Materials Expenses	22,643
Utility Expenses	2,117
Communication Expenses	3,560
Awards/Rewards and Prizes	3,388
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	9,008
General Services	4,880
Repairs and Maintenance	172
Financial Assistance/Subsidy	6,340
Taxes, Insurance Premiums and Other Fees	185
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,529
Representation Expenses	1,546
Transportation and Delivery Expenses	142
Rent/Lease Expenses	7,753
Subscription Expenses	1,231
Other Maintenance and Operating Expenses	8,000

Total Maintenance and Other Operating Expenses	75,077

Total Current Operating Expenditures	100,733

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,000

376	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Machinery and Equipment Outlay	585

Total Capital Outlays	4,585

TOTAL NEW APPROPRIATIONS	105,318

E. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

For general administration and support, and operations, as indicated hereunder	₱	40,223,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	6,580,000	₱	5,236,000		₱2,600,000	₱	14,416,000
Operations		5,063,000		16,744,000		4,000,000		25,807,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		5,063,000		16,744,000		4,000,000		25,807,000

TOTAL NEW APPROPRIATIONS	₱	11,643,000	₱	21,980,000	₱	6,600,000	₱	40,223,000

Special Provision(s)

1. Interest Income of the National Endowment Fund for Children’s Television. The interest income of the National Endowment Fund for Children’s Television shall be used as grant to qualified producers and organizations of proven track record in the production of high quality children’s television programs, with priority given to independent producers and organizations in accordance with Section 12 of R.A. No. 8370.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	6,580,000	₱	5,236,000	₱	2,600,000	₱	14,416,000

Sub-total, General Administration and Support		6,580,000		5,236,000		2,600,000		14,416,000

Operations
Quality Child-Friendly Television Programs Promoted		5,063,000		16,744,000		4,000,000		25,807,000

JANUARY 3, 2022	OFFICIAL GAZETTE	377
DEPARTMENT OF EDUCATION

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		5,063,000		16,744,000		4,000,000		25,807,000

Child-Friendly Television Development Services		5,063,000		16,744,000		4,000,000		25,807,000

Sub-total, Operations		5,063,000		16,744,000		4,000,000		25,807,000

TOTAL NEW APPROPRIATIONS	₱	11,643,000	₱	21,980,000	₱	6,600,000	₱	40,223,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	6,653

Total Permanent Positions	6,653

Other Compensation Common to All
Personnel Economic Relief Allowance	312
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	78
Mid-Year Bonus - Civilian	554
Year End Bonus	554
Cash Gift	65
Per Diems	323
Productivity Enhancement Incentive	65
Step Increment	17

Total Other Compensation Common to All	2,184

Other Compensation Common to All
Anniversary Bonus - Civilian	57

Total Other Benefits	57

Other Benefits
PAG-IBIG Contributions	16
PhilHealth Contributions	101
Employees Compensation Insurance Premiums	16

Total Other Benefits	133

Non-Permanent Positions	2,616

Total Personnel Services	11,643

378	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Training and Scholarship Expenses	10,850
Supplies and Materials Expenses	565
Utility Expenses	2,170
Communication Expenses	272
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,157
Repairs and Maintenance	30
Taxes, Insurance Premiums and Other Fees	60
Other Maintenance and Operating Expenses
Representation Expenses	30
Transportation and Delivery Expenses	100
Rent/Lease Expenses	4,680
Subscription Expenses	1,905
Other Maintenance and Operating Expenses	25

Total Maintenance and Other Operating Expenses	21,980

Total Current Operating Expenditures	33,623

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,000
Transportation Equipment Outlay	2,600

Total Capital Outlays	6,600

TOTAL NEW APPROPRIATIONS	40,223

F.     NATIONAL MUSEUM OF THE PHILIPPINES

For general administration and support, support to operations, and operations, as indicated hereunder	₱	681,583,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	46,973,000	₱	140,241,000	₱	11,176,000	₱	198,390,000
Support to Operations		1,233,000		704,000				1,937,000
Operations		134,426,000		176,969,000		169,861,000		481,256,000

MUSEUMS PROGRAM		134,426,000		176,969,000		169,861,000		481,256,000

TOTAL NEW APPROPRIATIONS	₱	182,632,000	₱	317,914,000	₱	181,037,000	₱	681,583,000

JANUARY 3, 2022	OFFICIAL GAZETTE	379
DEPARTMENT OF EDUCATION

Special Provision(s)

1. Use of Income. In addition to the amounts appropriated herein, the National Museum of the Philippines (NMP) is authorized to use its income sourced from all its operations nationwide and overseas to constitute the National Museum Income Fund to be expended for any purpose in benefit of the NMP in accordance with Section 19 of R.A. No. 11333, subject to guidelines as may be issued jointly by the DBM and the NMP.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,026,000	₱	140,241,000	₱	11,176,000	₱	196,443,000
Administration of Personnel Benefits		1,947,000						1,947,000

Sub-total, General Administration and Support		46,973,000		140,241,000		11,176,000		198,390,000

Support to Operations
Project Monitoring and Evaluation Services		1,233,000		704,000				1,937,000

Sub-total, Support to Operations		1,233,000		704,000				1,937,000

Operations
Management and preservation of museums, collections, and cultural properties strengthened		134,426,000		176,969,000		169,861,000		481,256,000

MUSEUMS PROGRAM		134,426,000		176,969,000		169,861,000		481,256,000

Management and Development of the National Collections and Related Knowledge Resources (including Participation to International Meetings and Conferences)		115,340,000		99,777,000		6,600,000		221,717,000
Restoration, Preservation, Protection and Development of Cultural Property		19,086,000		75,670,000				94,756,000
Project(s)
Locally-Funded Project(s)				1,522,000		163,261,000		164,783,000

Continuation of Construction of National Museum Building in Davao City						100,000,000		100,000,000
Development of the National Museum Complex in Rizal Park - Manila Phase II						21,105,000		21,105,000
Development of Information Management Systems				1,522,000		734,000		2,256,000

380	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Restoration and Continued Repair of Our Lady of Caysasay Church and Associated Structures (National Cultural Treasure) in Taal, Batangas						30,422,000		30,422,000
Restoration of the Old Municipal Hall and the Municipal Plaza (Important Cultural Properties) in Balilihan, Bohol						11,000,000		11,000,000

Sub-total, Operations		134,426,000		176,969,000		169,861,000		481,256,000

TOTAL NEW APPROPRIATIONS	₱	182,632,000	₱	317,914,000	₱	181,037,000	₱	681,583,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	137,407

Total Permanent Positions	137,407

Other Compensation Common to All
Personnel Economic Relief Allowance	8,808
Representation Allowance	996
Transportation Allowance	996
Clothing and Uniform Allowance	2,202
Mid-Year Bonus - Civilian	11,451
Year End Bonus	11,451
Cash Gift	1,835
Productivity Enhancement Incentive	1,835
Step Increment	342

Total Other Compensation Common to All	39,916

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	36

Total Other Compensation for Specific Groups	36

Other Benefits
PAG-IBIG Contributions	440
PhilHealth Contributions	2,301
Employees Compensation Insurance Premiums	440
Loyalty Award - Civilian	145
Terminal Leave	1,947

Total Other Benefits	5,273

Total Personnel Services	182,632

JANUARY 3, 2022	OFFICIAL GAZETTE	381
DEPARTMENT OF EDUCATION

Maintenance and Other Operating Expenses
Travelling Expenses	4,000
Training and Scholarship Expenses	600
Supplies and Materials Expenses	13,561
Utility Expenses	67,958
Communication Expenses	2,419
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	498
Professional Services	11,970
General Services	136,466
Repairs and Maintenance	41,460
Taxes, Insurance Premiums and Other Fees	18,982
Other Maintenance and Operating Expenses
Advertising Expenses	48
Printing and Publication Expenses	5,435
Transportation and Delivery Expenses	4,400
Representation Expenses	100
Subscription Expenses	6
Other Maintenance and Operating Expenses	10,011

Total Maintenance and Other Operating Expenses	317,914

Total Current Operating Expenditures	500,546

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	162,527
Machinery and Equipment Outlay	18,510

Total Capital Outlays	181,037

TOTAL NEW APPROPRIATIONS	681,583

G. PHILIPPINE HIGH SCHOOL FOR THE ARTS

For general administration and support, and operations, as indicated hereunder	₱	103,934,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	20,487,000	₱	30,746,000	₱	2,957,000	₱	54,190,000
Operations		15,603,000		33,141,000		1,000,000		49,744,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		15,603,000		33,141,000		1,000,000		49,744,000

TOTAL NEW APPROPRIATIONS	₱	36,090,000	₱	63,887,000	₱	3,957,000	₱	103,934,000

382	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,788,000	₱	30,746,000	₱	2,957,000	₱	49,491,000
Administration of Personnel Benefits		4,699,000						4,699,000

Sub-total, General Administration and Support		20,487,000		30,746,000		2,957,000		54,190,000

Operations
Access of artistically gifted students to complete quality secondary education achieved		15,603,000		33,141,000		1,000,000		49,744,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		15,603,000		33,141,000		1,000,000		49,744,000

Operation of Philippine High School for the Arts including outreach, screening, student exchange program with other countries and production activities		15,603,000		33,141,000		1,000,000		49,744,000

Sub-total, Operations		15,603,000		33,141,000		1,000,000		49,744,000

TOTAL NEW APPROPRIATIONS	₱	36,090,000	₱	63,887,000	₱	3,957,000	₱	103,934,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	23,999

Total Permanent Positions	23,999

Other Compensation Common to All
Personnel Economic Relief Allowance	1,296
Representation Allowance	210

JANUARY 3, 2022	OFFICIAL GAZETTE	383
DEPARTMENT OF EDUCATION

Transportation Allowance	210
Clothing and Uniform Allowance	324
Honoraria	186
Mid-Year Bonus - Civilian	2,000
Year End Bonus	2,000
Cash Gift	270
Productivity Enhancement Incentive	270
Step Increment	60

Total Other Compensation Common to All	6,826

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	3,909

Total Other Compensation for Specific Groups	3,909

Other Benefits
PAG-IBIG Contributions	65
PhilHealth Contributions	391
Employees Compensation Insurance Premiums	65
Loyalty Award - Civilian	45
Terminal Leave	790

Total Other Benefits	1,356

Total Personnel Services	36,090

Maintenance and Other Operating Expenses
Travelling Expenses	1,770
Training and Scholarship Expenses	4,760
Supplies and Materials Expenses	18,209
Utility Expenses	4,745
Communication Expenses	2,951
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	5,678
General Services	18,452
Repairs and Maintenance	2,246
Taxes, Insurance Premiums and Other Fees	1,040
Other Maintenance and Operating Expenses
Advertising Expenses	5
Printing and Publication Expenses	371
Representation Expenses	150
Transportation and Delivery Expenses	5
Rent/Lease Expenses	1,605
Membership Dues and Contributions to Organizations	30
Subscription Expenses	862
Other Maintenance and Operating Expenses	872

Total Maintenance and Other Operating Expenses	63,887

Total Current Operating Expenditures	99,977

384	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,895
Furniture, Fixtures and Books Outlay	62

Total Capital Outlays	3,957

TOTAL NEW APPROPRIATIONS	103,934

JANUARY 3, 2022	OFFICIAL GAZETTE	385
DEPARTMENT OF EDUCATION

GENERAL SUMMARY

DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	472,893,810,000	₱	97,917,481,000	₱	20,372,684,000	₱	591,183,975,000
B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL		15,681,000		225,722,000		1,380,000		242,783,000
C. NATIONAL ACADEMY OF SPORTS		60,816,000		277,149,000				337,965,000
D. NATIONAL BOOK DEVELOPMENT BOARD		25,656,000		75,077,000		4,585,000		105,318,000
E. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION		11,643,000		21,980,000		6,600,000		40,223,000
F. NATIONAL MUSEUM OF THE PHILIPPINES		182,632,000		317,914,000		181,037,000		681,583,000
G. PHILIPPINE HIGH SCHOOL FOR THE ARTS		36,090,000		63,887,000		3,957,000		103,934,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF EDUCATION	₱	473,226,328,000	₱	98,899,210,000	₱	20,570,243,000	₱	592,695,781,000

386	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

VIII. STATE UNIVERSITIES AND COLLEGES

The National University

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s) and the operation of the Philippine General Hospital, as indicated hereunder	₱	24,392,029,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,490,863,000	₱	519,376,000	₱		₱	2,010,239,000
Support to Operations		505,637,000		33,860,000		20,000,000		559,497,000
Operations		11,893,665,000		7,355,544,000		2,573,084,000		21,822,293,000

HIGHER EDUCATION PROGRAM		7,453,204,000		3,612,314,000		1,402,359,000		12,467,877,000
ADVANCED EDUCATION PROGRAM		988,205,000		295,973,000				1,284,178,000
RESEARCH PROGRAM		500,453,000		216,367,000		516,000,000		1,232,820,000
TECHNICAL ADVISORY EXTENSION PROGRAM		31 1,408,000		75,272,000		145,000,000		531,680,000
HOSPITAL SERVICES PROGRAM		2,640,395,000		3,155,618,000		509,725,000		6,305,738,000

TOTAL NEW APPROPRIATIONS	₱	13,890,165,000	₱	7,908,780,000	₱	2,593,084,000	₱	24,392,029,000

Special Provision(s)

1. Legal Research Fund. The Legal Research Fund shall be used in support of the University of the Philippines Law Center sourced from one percent (1%) of the filing fees collected by courts as well as agencies or tribunals exercising quasi-judicial functions, in accordance with L.O.I Ro. 1182 dated December 16, 1981 and Section 4 of R.A. No. 3870, as amended by P.D. Nos. 209 and 1856.

Disbursements or expenditures by the UPS in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Appropriations of the University of the Philippines System. The appropriations authorized herein for the UPS shall be released and disbursed in accordance with budgeting, accounting, and auditing rules and regulations.

3. Philippine Energy Research and Policy Institute. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein under Support to Operations shall be used exclusively for the organization of the Philippine Energy Research and Policy Institute pursuant to RA. No. 11572 (Philippine Energy Policy Research and Policy Institute Act)

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 817, R.A. No. 11639)

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments, shall be in accordance with Section 99 of the General Provisions of this Act

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations. by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	387
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,084,607,000	₱	519,376,000	₱		₱	1,603,983,000
Administration of Personnel Benefits		406,256,000						406,256,000

Sub-total, General Administration and Support		1,490,863,000		519,376,000				2,010,239,000

Support to Operations
Auxiliary Services		495,637,000		13,860,000				509,497,000

Project(s)
Locally-Funded Project(s)		10,000,000		20,000,000		20,000,000		50,000,000

Organization/ Establishment of the Philippine Energy Research and Policy Institute (PERPI)		10,000,000		20,000,000		20,000,000		50,000,000

Sub-total, Support to Operations		505,637,000		33,860,000		20,000,000		559,497,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		7,453,204,000		3,612,314,000		1,402,359,000		12,467,877,000

HIGHER EDUCATION PROGRAM		7,453,204,000		3,612,314,000		1,402,359,000		12,467,877,000

Provision of Higher Education Services		7,291,522,000		1,682,900,000				8,974,422,000
Project(s)
Locally-Funded Project(s)		161,682,000		1,929,414,000		1,402,359,000		3,493,455,000

Funding Requirements for Davao City UP Mindanao Sports Complex				30,505,000				30,505,000
Completion of the UP Gymnasium (New Gym) - Varsity Training Center, UP Diliman						67,000,000		67,000,000
Construction of Balay Atleta, Student Athletes’ Dorm, Phase 2, UP Diliman						100,000,000		100,000,000
Upgrading of Classrooms in Palma Hall, UP Diliman, Phase 2, UP System						50,000,000		50,000,000
Football Stadium, Phase 2, UP Diliman						30,000,000		30,000,000
Construction of Public Restrooms in the Campus, UP Diliman						25,000,000		25,000,000
Construction of Library and Information Sciences Building, Phase 2, UP Diliman						50,000,000		50,000,000
Relocation Facilities for Informal Settlers, UP System						50,000,000		50,000,000
Big Data Analytics Program, Computational and Data Center, Phase 2, UP System						100,000,000		100,000,000

388	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Upgrading of Computing, Network, and ICT Security Systems, UP System			85,000,000	85,000,000
Philippine Ocean Monitoring and Prediction System, UP Diliman		11,186,000		11,186,000
National Academic Research Fleet, UP Diliman			40,000,000	40,000,000
Computational Research Program, Institute of Mathematics, UP Dillman		5,000,000		5,000,000
Construction of National Zoonoses Center, UP Los Baños			100,000,000	100,000,000
Completion of the Dormitory for Graduate Students, Phase 3, UP Los Baños			40,000,000	40,000,000
Rehabilitation of Sawmill Compound to Forest Product & Processing Center, UP Los Baños			35,000,000	35,000,000
Rehabilitation of the Meat Science Building (Slaughter House), UP Los Baños			25,000,000	25,000,000
Pahinungod Building, UP Los Baños			27,000,000	27,000,000
Increase in the carrying capacity of the College of Medicine, UP Manila	80,077,000	39,000,000	30,000,000	149,077,000
Additional funding to increase carrying capacity of the School of Health Sciences, UP Manila	10,926,000	900,000	5,000,000	16,826,000
Completion of the UP Manila Library and Learning Commons, UP Manila			50,000,000	50,000,000
Completion of the National Institutes of Health Building, UP Manila			100,000,000	100,000,000
UP Manila National Institutes of Health - Implementation of Republic Act No. 10747 (Rare Diseases), UP Manila		104,900,000		104,900,000
Restoration and Renovation of Lara Hall, College of Public Health, UP Manila			50,000,000	50,000,000
Establishment and Operation of the UP College of Medicine Simulation Center, UP Manila	6,562,000	44,995,000	50,000,000	101,557,000
Construction of the School of Technology, Phase 4, UP Visayas			30,000,000	30,000,000
Construction of the Learning Commons Annex Phase 2, UP Cebu			15,000,000	15,000,000
Construction of Sports Development Center, Phase 1, UP Cebu			25,000,000	25,000,000
Establishment of Governance Futures Lab, National College of Public Administration and Governance (NCPAG), UP Diliman		10,000,000		10,000,000
Acquisition of Fire Detection Alarm System and Sprinkler System, UP SHS Baler Campus, UP Manila			3,000,000	3,000,000
Construction of Birthing Center, UP SHS Baler, UP Manila			3,000,000	3,000,000
Operationalization of Face-to-Face Classes		31,661,000		31,661,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	389
STATE UNIVERSITIES AND COLLEGES

Free Higher Education		1,534,322,000		1,534,322,000
Repair of High School and Women’s Club Buildings in West Visayas, UP Visayas, Iloilo Campus		25,000,000		25,000,000
Upgrading of Health Sciences Education Laboratories, UP Manila			50,000,000	50,000,000
Construction of Two-storey Dormitory Building/Marine Facility, UP Diliman-Marine Science Institute			10,000,000	10,000,000
Purchase of Marine Scientific and Oceanographic Equipment, UP Diliman-Marine Science Institute			15,000,000	15,000,000
Restoration/Enhancement of Research, Development, and Public Service Program, Institute of Molecular Biology and Biotechnology (BIOTECH), UP Los Baños		20,000,000		20,000,000
Construction of Microbial Bank, Institute of Molecular Biology and Biotechnology (BIOTECH), UP Los Baños			30,000,000	30,000,000
Pilot Plant and Screenhouses for Biofertilizers, Biostimulants, and Biopesticides BIOTECH, UP Los Baños			20,000,000	20,000,000
Procurement of Laboratory Equipment UP Los Baños Institute of Molecular Biology and Biotechnology (BIOTECH),			20,000,000	20,000,000
Operation and Maintenance of Various New Buildings/Facilities		60,000,000		60,000,000
Increase in carrying capacity of Nursing and Allied Health Programs	64,117,000	10,945,000	72,359,000	147,421,000
Higher education research improved to promote economic productivity and innovation	1,488,658,000	512,340,000	516,000,000	2,516,998,000

ADVANCED EDUCATION PROGRAM	988,205,000	295,973,000		1,284,178,000

Provision of Advanced Education Services	988,205,000	295,973,000		1,284,178,000
RESEARCH PROGRAM	500,453,000	216,367,000	516,000,000	1,232,820,000

Conduct of Research Services	500,453,000	211,367,000		711,820,000
Project(s)
Locally-Funded Project(s)		5,000,000	516,000,000	521,000,000

Construction of Food Processing Research and Development Center Building, UP Los Baños			316,000,000	316,000,000
Philippine Genomic Information and Resource Hub, Phase 2, UP System			200,000,000	200,000,000
Futures Thinking Research and Innovations for Food Systems and Food Security, UP Los Baños		5,000,000		5,000,000
Community engagement increased	311,408,000	75,272,000	145,000,000	531,680,000

TECHNICAL ADVISORY EXTENSION PROGRAM	311,408,000	75,272,000	145,000,000	531,680,000

Provision of Extension Services	311,408,000	74,247,000		385,655,000

390	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Project(s)
Locally-Funded Project(s)				1,025,000		145,000,000		146,025,000

Rehabilitation of Dairy Production Building of Dairy Training Research Institute (DTRI), UP Los Baños						145,000,000		145,000,000
Asia Pasific Academic Consortium for Public Health Conference 2022				1,025,000				1,025,000
Quality medical education and hospital services ensured		2,640,395,000		3,155,618,000		509,725,000		6,305,738,000

HOSPITAL SERVICES PROGRAM		2,640,395,000		3,155,618,000		509,725,000		6,305,738,000

Provision of Medical Services		2,640,395,000		2,655,618,000				5,296,013,000
Project(s)
Locally-Funded Project(s)				500,000,000		509,725,000		1,009,725,000

Provision for Medical Assistance for Indigent Patients, UP PGH				500,000,000				500,000,000
Installation, Testing and Commissioning of Fire Protection System of the Central Block Building, UP PGH						90,000,000		90,000,000
Renovation and Restoration of the Historical Dorm I Building (Female Doctors residence), Phase 2, UP PGH						120,000,000		120,000,000
Dual Plane Angiogram Catheterization Suite, UP PGH						130,000,000		130,000,000
Procurement of Motorized ICU Bed, UP PGH						8,400,000		8,400,000
Procurement of Pendant System with Installation, UP PGH						45,000,000		45,000,000
Procurement of 3 in 1 Ventilators with High Flow Nasal Cannula, UP PGH						37,500,000		37,500,000
Procurement of High Frequency Oscillatory Ventilator, UP PGH						3,900,000		3,900,000
Procurement of Defibrillator, UP PGH						1,500,000		1,500,000
Procurement of Invasive Cardiac Monitor with Transport Modules, UP PGH						30,000,000		30,000,000
Procurement of Central Control Module for Cardiac Monitors, UP PGH						1,000,000		1,000,000
Procurement of Basic Cardiac Monitors, UP PGH						5,700,000		5,700,000
Procurement of Stackable Syringe Pumps, UP PGH						2,750,000		2,750,000
Procurement of Stackable Infusion Pumps, UP PGH						3,250,000		3,250,000
Procurement of T-Piece Resuscitator, UP PGH						725,000		725,000
Procurement of Basic Incubators, UP PGH						20,000,000		20,000,000
Procurement of Pediatric Warmers, UP PGH						10,000,000		10,000,000

Sub-total, Operations		11,893,665,000		7,355,544,000		2,573,084,000		21,822,293,000

TOTAL NEW APPROPRIATIONS	₱	13,890,165,000	₱	7,908,780,000	₱	2,593,084,000	₱	24,392,029,000

JANUARY 3, 2022	OFFICIAL GAZETTE	391
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	10,071,382

Total Permanent Positions	10,071,382

Other Compensation Common to All
Personnel Economic Relief Allowance	311,004
Representation Allowance	10,260
Transportation Allowance	8,850
Clothing and Uniform Allowance	78,606
Honoraria	208,514
Mid-Year Bonus - Civilian	839,284
Year End Bonus	839,284
Cash Gift	65,505
Productivity Enhancement Incentive	65,505
Step Increment	25,179

Total Other Compensation Common to All	2,451,991

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	374,360
Magna Carta for Science & Technology Personnel	11,210
Lump-sum for filling of Positions - Civilian	256,996
Lump-sum for Personnel Services	161,682

Total Other Compensation for Specific Groups	804,248

Other Benefits
PAG-IBIG Contributions	15,721
PhilHealth Contributions	118,376
Employees Compensation Insurance Premiums	15,721
Terminal Leave	159,260

Total Other Benefits	309,078

Non-Permanent Positions	253,466

Total Personnel Services	13,890,165

Maintenance and Other Operating Expenses
Travelling Expenses	84,107
Training and Scholarship Expenses	859,716
Supplies and Materials Expenses	2,286,736
Utility Expenses	922,764
Communication Expenses	177,192
Awards/Rewards and Prizes	103,000

392	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Survey, Research, Exploration and Development Expenses	48,459
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,022
Professional Services	100
General Services	415,353
Repairs and Maintenance	278,923
Financial Assistance/Subsidy	1,536,075
Taxes, Insurance Premiums and Other Fees	32,328
Other Maintenance and Operating Expenses
Advertising Expenses	568
Printing and Publication Expenses	11,777
Representation Expenses	5,668
Transportation and Delivery Expenses	2,207
Rent/Lease Expenses	163,996
Membership Dues and Contributions to Organizations	4,639
Subscription Expenses	10,903
Donations	21,457
Other Maintenance and Operating Expenses	939,790

Total Maintenance and Other Operating Expenses	7,908,780

Total Current Operating Expenditures	21,798,945

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,723,000
Machinery and Equipment Outlay	821,684
Transportation Equipment Outlay	40,000
Furniture, Fixtures and Books Outlay	8,400

Total Capital Outlays	2,593,084

TOTAL NEW APPROPRIATIONS	24,392,029

JANUARY 3, 2022	OFFICIAL GAZETTE	393
STATE UNIVERSITIES AND COLLEGES

B.1. EULOGIO ‘AMANG’ RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	418,683,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	71,758,000	₱	26,491,000	₱		₱	98,249,000
Support to Operations		9,078,000		736,000				9,814,000
Operations		144,563,000		135,612,000		30,445,000		310,620,000

HIGHER EDUCATION PROGRAM		126,526,000		132,883,000		30,445,000		289,854,000
ADVANCED EDUCATION PROGRAM		3,152,000		302,000				3,454,000
RESEARCH PROGRAM		1,415,000		1,198,000				2,613,000
TECHNICAL ADVISORY EXTENSION PROGRAM		13,470,000		1,229,000				14,699,000

TOTAL NEW APPROPRIATIONS	₱	225,399,000	₱	162,839,000	₱	30,445,000	₱	418,683,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,187,000	₱	26,491,000	₱	₱	47,678,000
Administration of Personnel Benefits		50,571,000					50,571,000

Sub-total, General Administration and Support		71,758,000		26,491,000			98,249,000

Support to Operations
Auxiliary Services		9,078,000		736,000			9,814,000

Sub-total, Support to Operations		9,078,000		736,000			9,814,000

394	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		126,526,000		132,883,000		30,445,000		289,854,000

HIGHER EDUCATION PROGRAM		126,526,000		132,883,000		30,445,000		289,854,000

Provision of Higher Education Services		126,526,000		3,029,000				129,555,000
Project(s)
Locally-Funded Project(s)				129,854,000		30,445,000		160,299,000

Design and Provision of New Water and Drainage Pipings for the Buildings of EARIST Main Campus						12,945,000		12,945,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				10,000,000		17,500,000		27,500,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				116,854,000				116,854,000
Higher education research improved to promote economic productivity and innovation		4,567,000		1,500,000				6,067,000

ADVANCED EDUCATION PROGRAM		3,152,000		302,000				3,454,000

Provision of Advanced Education Services		3,152,000		302,000				3,454,000
RESEARCH PROGRAM		1,415,000		1,198,000				2,613,000

Conduct of Research Services		1,415,000		1,198,000				2,613,000
Community engagement increased		13,470,000		1,229,000				14,699,000

TECHNICAL ADVISORY EXTENSION PROGRAM		13,470,000		1,229,000				14,699,000

Provision of Extension Services		13,470,000		1,229,000				14,699,000

Sub-total, Operations		144,563,000		135,612,000		30,445,000		310,620,000

TOTAL NEW APPROPRIATIONS	₱	225,399,000	₱	162,839,000	₱	30,445,000	₱	418,683,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 3, 2022	OFFICIAL GAZETTE	395
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	132,155

Total Permanent Positions	132,155

Other Compensation Common to All
Personnel Economic Relief Allowance	7,680
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,920
Honoraria	2,008
Mid-Year Bonus - Civilian	11,013
Year End Bonus	11,013
Cash Gift	1,600
Productivity Enhancement Incentive	1,600
Step Increment	331

Total Other Compensation Common to All	37,501

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-sum for filling of Positions - Civilian	49,203

Total Other Compensation for Specific Groups	49,263

Other Benefits
PAG-IBIG Contributions	383
PhilHealth Contributions	2,264
Employees Compensation Insurance Premiums	383
Loyalty Award - Civilian	235
Terminal Leave	1,368

Total Other Benefits	4,633

Non-Permanent Positions	1,847

Total Personnel Services	225,399

Maintenance and Other Operating Expenses
Travelling Expenses	550
Training and Scholarship Expenses	1,855
Supplies and Materials Expenses	8,195
Utility Expenses	20,587
Communication Expenses	1,108
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	200
Repairs and Maintenance	155
Financial Assistance/Subsidy	117,354
Taxes, Insurance Premiums and Other Fees	377
Other Maintenance and Operating Expenses
Advertising Expenses	91
Printing and Publication Expenses	77
Representation Expenses	300

396	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Transportation and Delivery Expenses	50
Membership Dues and Contributions to Organizations	200
Subscription Expenses	104
Other Maintenance and Operating Expenses	10,500

Total Maintenance and Other Operating Expenses	162,839

Total Current Operating Expenditures	388,238

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,820
Machinery and Equipment Outlay	7,875
Furniture, Fixtures and Book Outlay	1,750

Total Capital Outlays	30,445

TOTAL NEW APPROPRIATIONS	418,683

B.2. MARIKINA POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,150,702,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	51,792,000	₱	7,984,000			₱	59,776,000
Operations		78,617,000		56,309,000		956,000,000		1,090,926,000

HIGHER EDUCATION PROGRAM		78,617,000		56,309,000		956,000,000		1,090,926,000

TOTAL NEW APPROPRIATIONS	₱	130,409,000	₱	64,293,000	₱	956,000,000	₱	1,150,702,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,305,000	₱	7,984,000		₱	34,289,000

JANUARY 3, 2022	OFFICIAL GAZETTE	397
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		25,487,000					25,487,000

Sub-total, General Administration and Support		51,792,000		7,984,000			59,776,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		78,617,000		56,309,000	956,000,000		1,090,926,000

HIGHER EDUCATION PROGRAM		78,617,000		56,309,000	956,000,000		1,090,926,000

Provision of Higher Education Services		78,617,000		16,156,000			94,773,000

Locally-Funded Project(s)				40,153,000	956,000,000		996,153,000

Smart Campus Program					950,000,000		950,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				3,800,000	6,000,000		9,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000			2,000,000
Conduct of Activities for Sports and Culture Development				500,000			500,000
Student Assistance Program				500,000			500,000
Free Higher Education				33,353,000

Sub-total, Operations		78,617,000		56,309,000	956,000,000		1,090,926,000

TOTAL NEW APPROPRIATIONS	₱	130,409,000	₱	64,293,000	956,000,000	₱	1,150,702,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	78,541

Total Permanent Positions	78,541

Other Compensation Common to All
Personnel Economic Relief Allowance	5,160
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	1,290
Honoraria	742
Mid-Year Bonus - Civilian	6,545
Year End Bonus	6,545
Cash Gift	1,075

398	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Productivity Enhancement Incentive	1,075
Step Increment	196

Total Other Compensation Common to All	22,832

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	78
Lump-sum for filling of Positions - Civilian	24,987
Anniversary Bonus - Civilian	654

Total Other Compensation for Specific Groups	25,719

Other Benefits
PAG-IBIG Contributions	258
PhilHealth Contributions	1,360
Employees Compensation Insurance Premiums	258
Loyalty Award - Civilian	90
Terminal Leave	500

Total Other Benefits	2,466

Non-Permanent Positions	851

Total Personnel Services	130,409

Maintenance and Other Operating Expenses
Travelling Expenses	450
Training and Scholarship Expenses	2,508
Supplies and Materials Expenses	4,000
Utility Expenses	11,691
Communication Expenses	1,500
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Repairs and Maintenance	2,000
Financial Assistance/Subsidy	33,853
Labor and Wages	1,875
Other Maintenance and Operating Expenses	4,300

Total Maintenance and Other Operating Expenses	64,293

Total Current Operating Expenditures	194,702

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,700
Machinery and Equipment Outlay	952,700
Furniture, Fixtures and Book Outlay	600

Total Capital Outlays	956,000

TOTAL NEW APPROPRIATIONS	1,150,702

JANUARY 3, 2022	OFFICIAL GAZETTE	399
STATE UNIVERSITIES AND COLLEGES

B.3. PHILIPPINE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	880,462,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	194,897,000	₱	96,993,000	₱		₱	291,890,000
Support to Operations		14,469,000		11,975,000				26,444,000
Operations		396,299,000		119,263,000		46,566,000		562,128,000

HIGHER EDUCATION PROGRAM		290,142,000		107,697,000		46,566,000		444,405,000
ADVANCED EDUCATION PROGRAM		58,275,000		5,464,000				63,739,000
RESEARCH PROGRAM		13,117,000		2,744,000				15,861,000
TECHNICAL ADVISORY EXTENSION PROGRAM		34,765,000		3,358,000				38,123,000

TOTAL NEW APPROPRIATIONS	₱	605,665,000	₱	228,231,000	₱	46,566,000	₱	880,462,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	92,505,000	₱	96,993,000	₱		₱	189,498,000
Administration of Personnel Benefits		102,392,000						102,392,000

Sub-total, General Administration and Support		194,897,000		96,993,000				291,890,000

Support to Operations
Auxiliary Services		14,469,000		11,975,000				26,444,000

Sub-total, Support to Operations		14,469,000		11,975,000				26,444,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		290,142,000		107,697,000		46,566,000		444,405,000

400	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HIGHER EDUCATION PROGRAM		290,142,000		107,697,000		46,566,000		444,405,000

Provision of Higher Education Services		290,142,000		63,179,000				353,321,000
Project(s)
Locally-Funded Project(s)				44,518,000		46,566,000		91,084,000

Completion of Sewerage Treatment Plant and Improvement of Drainage System						31,466,000		31,466,000
Development of Programs for the Improvement of the Quality of English in the Tertiary Level				1,500,000		500,000		2,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				6,100,000		9,600,000		15,700,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				33,918,000				33,918,000
Acquisition of Equipment for the Teaching Excellence Training Laboratory						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		71,392,000		8,208,000				79,600,000

ADVANCED EDUCATION PROGRAM		58,275,000		5,464,000				63,739,000

Provision of Advanced Education Services		58,275,000		5,464,000				63,739,000
RESEARCH PROGRAM		13,117,000		2,744,000				15,861,000

Conduct of Research Services		13,117,000		2,744,000				15,861,000
Community engagement increased		34,765,000		3,358,000				38,123,000

TECHNICAL ADVISORY EXTENSION PROGRAM		34,765,000		3,358,000				38,123,000

Provision of Extension Services		34,765,000		3,358,000				38,123,000

Sub-total, Operations		396,299,000		119,263,000		46,566,000		562,128,000

TOTAL NEW APPROPRIATIONS	₱	605,665,000	₱	228,231,000	₱	46,566,000	₱	880,462,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 3, 2022	OFFICIAL GAZETTE	401
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	305,287

Total Permanent Positions	305,287

Other Compensation Common to All
Personnel Economic Relief Allowance	12,648
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,162
Honoraria	113,859
Mid-Year Bonus - Civilian	25,441
Year End Bonus	25,441
Cash Gift	2,635
Productivity Enhancement Incentive	2,635
Step Increment	762

Total Other Compensation Common to All	187,063

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	218
Lump-sum for filling of Positions - Civilian	100,572

Total Other Compensation for Specific Groups	100,790

Other Benefits
PAG-IBIG Contributions	632
PhilHealth Contributions	4,577
Employees Compensation Insurance Premiums	632
Loyalty Award - Civilian	415
Terminal Leave	1,820

Total Other Benefits	8,076

Non-Permanent Positions	4,449

Total Personnel Services	605,665

Maintenance and Other Operating Expenses
Travelling Expenses	5,000
Training and Scholarship Expenses	15,850
Supplies and Materials Expenses	31,803
Utility Expenses	35,510
Communication Expenses	11,060
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	600
Professional Services	4,350
General Services	45,525
Repairs and Maintenance	18,475
Financial Assistance/Subsidy	34,418
Taxes, Insurance Premiums and Other Fees	3,830
Labor and Wages	6,000

402	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Maintenance and Operating Expenses
Advertising Expenses	380
Printing and Publication Expenses	850
Representation Expenses	1,100
Rent/Lease Expenses	580
Membership Dues and Contributions to Organizations	1,000
Subscription Expenses	3,800
Other Maintenance and Operating Expenses	7,100

Total Maintenance and Other Operating Expenses	228,231

Total Current Operating Expenditures	833,896

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	31,466
Buildings and Other Structures	4,320
Machinery and Equipment Outlay	9,320
Furniture, Fixtures and Book Outlay	1,460

Total Capital Outlays	46,566

TOTAL NEW APPROPRIATIONS	880,462

B.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	508,825,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	42,589,000	₱37,423,000			₱	80,012,000
Operations		96,407,000	325,406,000		7,000,000		428,813,000

HIGHER EDUCATION PROGRAM		96,407,000	325,406,000		7,000,000		428,813,000

TOTAL NEW APPROPRIATIONS	₱	138,996,000	₱362,829,000	₱	7,000,000	₱	508,825,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	403
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,694,000	₱	37,423,000			₱	62,117,000
Administration of Personnel Benefits		17,895,000						17,895,000

Sub-total, General Administration and Support		42,589,000		37,423,000				80,012,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		96,407,000		325,406,000		7,000,000		428,813,000

HIGHER EDUCATION PROGRAM		96,407,000		325,406,000		7,000,000		428,813,000

Provision of Higher Education Services		96,407,000		10,129,000				106,536,000

Locally-Funded Project(s)				315,277,000		7,000,000		322,277,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				4,400,000		7,000,000		11,400,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				307,877,000				307,877,000

Sub-total, Operations		96,407,000		325,406,000		7,000,000		428,813,000

TOTAL NEW APPROPRIATIONS	₱	138,996,000	₱	362,829,000	₱	7,000,000	₱	508,825,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	92,551

Total Permanent Positions	92,551

Other Compensation Common to All
Personnel Economic Relief Allowance	5,208
Representation Allowance	162
Transportation Allowance	162

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Clothing and Uniform Allowance	1,302
Honoraria	1,720
Mid-Year Bonus - Civilian	7,713
Year End Bonus	7,713
Cash Gift	1,085
Productivity Enhancement Incentive	1,085
Step Increment	232
Total Other Compensation Common to All	26,382

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-sum for filling of Positions - Civilian	17,465

Total Other Compensation for Specific Groups	17,505

Other Benefits
PAG-IBIG Contributions	261
PhilHealth Contributions	1,546
Employees Compensation Insurance Premiums	261
Loyalty Award - Civilian	60
Terminal Leave	430

Total Other Benefits	2,558

Total Personnel Services	138,996

Maintenance and Other Operating Expenses
Travelling Expenses	700
Training and Scholarship Expenses	2,200
Supplies and Materials Expenses	4,110
Utility Expenses	7,500
Communication Expenses	590
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	272
General Services	26,500
Repairs and Maintenance	900
Financial Assistance/Subsidy	308,377
Taxes, Insurance Premiums and Other Fees	4,230
Other Maintenance and Operating Expenses
Representation Expenses	834
Rent/Lease Expenses	550
Membership Dues and Contributions to Organizations	50
Other Maintenance and Operating Expenses	4,900

Total Maintenance and Other Operating Expenses	362,829

Total Current Operating Expenditures	501,825

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,150

JANUARY 3, 2022	OFFICIAL GAZETTE	405
STATE UNIVERSITIES AND COLLEGES

Machinery and Equipment Outlay	3,150
Furniture, Fixtures and Book Outlay	700

Total Capital Outlays	7,000

TOTAL NEW APPROPRIATIONS	508,825

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,603,623,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	539,073,000	₱	153,938,000	₱	30,668,000	₱	723,679,000
Support to Operations		53,843,000		3,563,000				57,406,000
Operations		887,385,000		674,188,000		260,965,000		1,822,538,000

HIGHER EDUCATION PROGRAM		827,109,000		663,269,000		260,965,000		1,751,343,000
ADVANCED EDUCATION PROGRAM		22,205,000		5,568,000				27,773,000
RESEARCH PROGRAM		17,511,000		3,587,000				21,098,000
TECHNICAL ADVISORY EXTENSION PROGRAM		20,560,000		1,764,000				22,324,000

TOTAL NEW APPROPRIATIONS	₱	1,480,301,000	₱	831,689,000	₱	291,633,000	₱	2,603,623,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	281,413,000	₱	153,938,000	₱	30,668,000	₱	466,019,000
Administration of Personnel Benefits		257,660,000						257,660,000

Sub-total, General Administration and Support		539,073,000		153,938,000		30,668,000		723,679,000

Support to Operations
Auxiliary Services		53,843,000		3,563,000				57,406,000

406	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Sub-total, Support to Operations		53,843,000		3,563,000				57,406,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		827,109,000		663,269,000		260,965,000		1,751,343,000

HIGHER EDUCATION PROGRAM		827,109,000		663,269,000		260,965,000		1,751,343,000

Provision of Higher Education Services		807,109,000		92,421,000				899,530,000
Project(s)
Locally-Funded Project(s)		20,000,000		570,848,000		260,965,000		851,813,000

Operational Requirements of PUP Sablayan Campus, Occidental Mindoro		20,000,000		6,500,000		3,500,000		30,000,000
Repair/Rehabilitation of Various Laboratories - PUP Main Campus, Sta. Mesa, Manila						31,165,000		31,165,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				35,600,000		56,300,000		91,900,000
Futures Thinking and Artificial Intelligence Applications				5,000,000				5,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				522,748,000				522,748,000
Construction of Multi-purpose Buildings, PUP- Sto. Tomas, Batangas						170,000,000		170,000,000
Higher education research improved to promote economic productivity and innovation		39,716,000		9,155,000				48,871,000

ADVANCED EDUCATION PROGRAM		22,205,000		5,568,000				27,773,000

Provision of Advanced Education Services		22,205,000		5,568,000				27,773,000
RESEARCH PROGRAM		17,511,000		3,587,000				21,098,000

Conduct of Research Services		17,511,000		3,587,000				21,098,000
Community engagement increased		20,560,000		1,764,000				22,324,000

TECHNICAL ADVISORY EXTENSION PROGRAM		20,560,000		1,764,000				22,324,000

Provision of Extension Services		20,560,000		1,764,000				22,324,000

Sub-total, Operations		887,385,000		674,188,000		260,965,000		1,822,538,000

TOTAL NEW APPROPRIATIONS	₱	1,480,301,000	₱	831,689,000	₱	291,633,000	₱	2,603,623,000

JANUARY 3, 2022	OFFICIAL GAZETTE	407
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	869,868

Total Permanent Positions	869,868

Other Compensation Common to All
Personnel Economic Relief Allowance	40,272
Representation Allowance	594
Transportation Allowance	594
Clothing and Uniform Allowance	10,068
Honoraria	94,300
Mid-Year Bonus - Civilian	72,488
Year End Bonus	72,488
Cash Gift	8,390
Productivity Enhancement Incentive	8,390
Step Increment	2,176

Total Other Compensation Common to All	309,760

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	406
Lump-sum for filling of Positions - Civilian	228,095

Total Other Compensation for Specific Groups	228,501

Other Benefits
PAG-IBIG Contributions	2,013
PhilHealth Contributions	13,560
Employees Compensation Insurance Premiums	2,013
Loyalty Award - Civilian	1,565
Terminal Leave	29,565

Total Other Benefits	48,716

Non-Permanent Positions	23,456

Total Personnel Services	1,480,301

Maintenance and Other Operating Expenses
Travelling Expenses	1,548
Training and Scholarship Expenses	7,160
Supplies and Materials Expenses	51,817
Utility Expenses	111,958
Communication Expenses	7,341
Survey, Research, Exploration and Development Expenses	5,000

408	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	350
General Services	64,790
Repairs and Maintenance	5,385
Financial Assistance/Subsidy	523,248
Taxes, Insurance Premiums and Other Fees	7,792
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	1,250
Representation Expenses	3,000
Transportation and Delivery Expenses	3,302
Rent/Lease Expenses	185
Membership Dues and Contributions to Organizations	160
Subscription Expenses	550
Other Maintenance and Operating Expenses	36,600

Total Maintenance and Other Operating Expenses	831,689

Total Current Operating Expenditures	2,311,990

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	226,500
Machinery and Equipment Outlay	59,503
Furniture, Fixtures and Books Outlay	5,630

Total Capital Outlays	291,633

TOTAL NEW APPROPRIATIONS	2,603,623

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	971,229,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	152,195,000	₱	82,835,000	₱	15,730,000	₱	250,760,000
Support to Operations		9,357,000		666,000				10,023,000
Operations		238,406,000		447,940,000		24,100,000		710,446,000

HIGHER EDUCATION PROGRAM		219,781,000		446,896,000		24,100,000		690,777,000
ADVANCED EDUCATION PROGRAM		4,149,000		206,000				4,355,000
RESEARCH PROGRAM		6,129,000		435,000				6,564,000

JANUARY 3, 2022	OFFICIAL GAZETTE	409
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		8,347,000		403,000				8,750,000

TOTAL NEW APPROPRIATIONS	₱	399,958,000	₱	531,441,000	₱	39,830,000	₱	971,229,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,314,000	₱	82,835,000	₱	15,730,000	₱	127,879,000
Administration of Personnel Benefits		122,881,000						122,881,000

Sub-total, General Administration and Support		152,195,000		82,835,000		15,730,000		250,760,000

Support to Operations
Auxiliary Services		9,357,000		666,000				10,023,000

Sub-total, Support to Operations		9,357,000		666,000				10,023,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		219,781,000		446,896,000		24,100,000		690,777,000

HIGHER EDUCATION PROGRAM		219,781,000		446,896,000		24,100,000		690,777,000

Provision of Higher Education Services		219,781,000		11,281,000				231,062,000
Locally-Funded Project(s)				435,615,000		24,100,000		459,715,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				14,000,000		24,100,000		38,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				418,615,000				418,615,000
Higher education research improved to promote economic productivity and innovation		10,278,000		641,000				10,919,000

ADVANCED EDUCATION PROGRAM		4,149,000		206,000				4,355,000

Provision of Advanced Education Services		4,149,000		206,000				4,355,000

410	OFFICIAL GAZETTE	VOL. 118, NO. 1
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RESEARCH PROGRAM		6,129,000		435,000				6,564,000

Conduct of Research Services		6,129,000		435,000				6,564,000
Community engagement increased		8,347,000		403,000				8,750,000

TECHNICAL ADVISORY EXTENSION PROGRAM		8,347,000		403,000				8,750,000

Provision of Extension Services		8,347,000		403,000				8,750,000

Sub-total, Operations		238,406,000		447,940,000		24,100,000		710,446,000

TOTAL NEW APPROPRIATIONS	₱	399,958,000	₱	531,441,000	₱	39,830,000	₱	971,229,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	207,580

Total Permanent Positions	207,580

Other Compensation Common to All
Personnel Economic Relief Allowance	10,992
Representation Allowance	180
Transportation Allowance	60
Clothing and Uniform Allowance	2,748
Honoraria	7,692
Mid-Year Bonus - Civilian	17,298
Year End Bonus	17,298
Cash Gift	2,290
Productivity Enhancement Incentive	2,290
Step Increment	519

Total Other Compensation Common to All	61,367

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	440
Lump-sum for filling of Positions - Civilian	115,350

Total Other Compensation for Specific Groups	115,790

Other Benefits
PAG-IBIG Contributions	549
PhilHealth Contributions	3,501
Employees Compensation Insurance Premiums	549

JANUARY 3, 2022	OFFICIAL GAZETTE	411
STATE UNIVERSITIES AND COLLEGES

Loyalty Award - Civilian	235
Terminal Leave	7,531

Total Other Benefits	12,365

Non-Permanent Positions	2,856

Total Personnel Services	399,958

Maintenance and Other Operating Expenses
Travelling Expenses	1,495
Training and Scholarship Expenses	2,940
Supplies and Materials Expenses	11,556
Utility Expenses	32,539
Communication Expenses	1,500
Awards/Rewards and Prizes	50
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	14,731
General Services	28,000
Repairs and Maintenance	550
Financial Assistance/Subsidy	419,115
Taxes, Insurance Premiums and Other Fees	1,700
Labor and Wages	300
Other Maintenance and Operating Expenses
Representation Expenses	910
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	150
Donations	5
Other Maintenance and Operating Expenses	14,500

Total Maintenance and Other Operating Expenses	531,441

Total Current Operating Expenditures	931,399

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,845
Machinery and Equipment Outlay	26,575
Furniture, Fixtures and Books Outlay	2,410

Total Capital Outlays	39,830

TOTAL NEW APPROPRIATIONS	971,229

B.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,145,277,000

New Appropriations, by Program

	Current Operating Expenditures		Capital Outlays	Total
	Personnel Services	Maintenance and Other Operating Expenses
PROGRAMS

412	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

General Administration and Support	₱	265,130,000	₱	32,912,000	₱	13,000,000	₱	311,042,000
Support to Operations		23,293,000		3,397,000				26,690,000
Operations		437,692,000		337,053,000		32,800,000		807,545,000

HIGHER EDUCATION PROGRAM		390,393,000		330,087,000		32,800,000		753,280,000
ADVANCED EDUCATION PROGRAM		10,287,000		1,067,000				11,354,000
RESEARCH PROGRAM		26,630,000		3,869,000				30,499,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,382,000		2,030,000				12,412,000

TOTAL NEW APPROPRIATIONS	₱	726,115,000	₱	373,362,000	₱	45,800,000	₱	1,145,277,000

New Appropriations, by Program/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	94,393,000	₱	32,912,000	₱	₱	127,305,000

National Capital Region (NCR)		70,410,000		22,005,000			92,415,000

Technological University of the Philippines-Manila		58,665,000		17,305,000			75,970,000
Technological University of the Philippines-Taguig		11,745,000		4,700,000			16,445,000
Region IV A - CALABARZON		13,846,000		4,516,000			18,362,000

Technological University of the Philippines-Cavite		13,846,000		4,516,000			18,362,000
Region VI - Western Visayas		10,137,000		6,391,000			16,528,000

Technological University of the Philippines-Visayas		10,137,000		6,391,000			16,528,000
Administration of Personnel Benefits		170,737,000					170,737,000

National Capital Region (NCR)		144,627,000					144,627,000

Technological University of the Philippines-Manila		132,006,000					132,006,000
Technological University of the Philippines - Taguig		12,621,000					12,621,000
Region IV A - CALABARZON		13,216,000					13,216,000

JANUARY 3, 2022	OFFICIAL GAZETTE	413
STATE UNIVERSITIES AND COLLEGES

Technological University of the Philippines-Cavite	13,216,000			13,216,000
Region VI - Western Visayas	12,894,000			12,894,000

Technological University of the Philippines-Visayas	12,894,000			12,894,000
Project(s)
Locally-Funded Project(s)			13,000,000	13,000,000

Rehabilitation of Water and Sewerage System			10,000,000	10,000,000

National Capital Region (NCR)			10,000,000	10,000,000

Technological University of the Philippines-Manila			10,000,000	10,000,000
Landscaping and Urban Agriculture, TUP Cavite			3,000,000	3,000,000

Region IV A - CALABARZON			3,000,000	3,000,000

Technological University of the Philippines-Cavite			3,000,000	3,000,000

Sub-total, General Administration and Support	265,130,000	32,912,000	13,000,000	311,042,000

Support to Operations
Auxiliary Services	23,293,000	3,397,000		26,690,000

National Capital Region (NCR)	17,630,000	1,818,000		19,448,000

Technological University of the Philippines-Manila	10,730,000	1,526,000		12,256,000
Technological University of the Philippines - Taguig	6,900,000	292,000		7,192,000
Region IV A - CALABARZON		250,000		250,000

Technological University of the Philippines-Cavite		250,000		250,000
Region VI - Western Visayas	5,663,000	1,329,000		6,992,000

Technological University of the Philippines-Visayas	5,663,000	1,329,000		6,992,000

Sub-total, Support to Operations	23,293,000	3,397,000		26,690,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	390,393,000	330,087,000	32,800,000	753,280,000

HIGHER EDUCATION PROGRAM	390,393,000	330,087,000	32,800,000	753,280,000

414	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Provision of Higher Education Services	390,393,000	40,030,000		430,423,000

National Capital Region (NCR)	284,955,000	31,283,000		316,238,000

Technological University of the Philippines-Manila	220,289,000	18,814,000		239,103,000
Technological University of the Philippines-Taguig	64,666,000	12,469,000		77,135,000
Region IV A - CALABARZON	47,056,000	2,634,000		49,690,000

Technological University of the Philippines-Cavite	47,056,000	2,634,000		49,690,000
Region VI - Western Visayas	58,382,000	6,113,000		64,495,000

Technological University of the Philippines-Visayas	58,382,000	6,113,000		64,495,000
Project(s)
Locally-Funded Project(s)		290,057,000	32,800,000	322,857,000

Rehabilitation/Repair of the Interior of the Four Storey College of Industrial Technology Building			15,000,000	15,000,000

National Capital Region (NCR)			15,000,000	15,000,000

Technological University of the Philippines-Manila			15,000,000	15,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment		11,300,000	17,800,000	29,100,000

National Capital Region (NCR)		11,300,000	17,800,000	29,100,000

Technological University of the Philippines-Manila		11,300,000	17,800,000	29,100,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000

National Capital Region (NCR)		2,000,000		2,000,000

Technological University of the Philippines-Manila		2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000

National Capital Region (NCR)		500,000		500,000

Technological University of the Philippines-Manila		500,000		500,000
Student Assistance Program		500,000		500,000

National Capital Region (NCR)		500,000		500,000

Technological University of the Philippines-Manila		500,000		500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	415
STATE UNIVERSITIES AND COLLEGES

Free Higher Education		275,757,000	275,757,000

National Capital Region (NCR)		275,757,000	275,757,000

Technological University of the Philippines-Manila		275,757,000	275,757,000
Higher education research improved to promote economic productivity and innovation	36,917,000	4,936,000	41,853,000

ADVANCED EDUCATION PROGRAM	10,287,000	1,067,000	11,354,000

Provision of Advanced Education Services	10,287,000	1,067,000	11,354,000

National Capital Region (NCR)	10,287,000	1,067,000	11,354,000

Technological University of the Philippines-Manila	10,287,000	1,067,000	11,354,000
RESEARCH PROGRAM	26,630,000	3,869,000	30,499,000

Conduct of Research Services	26,630,000	3,869,000	30,499,000

National Capital Region (NCR)	20,812,000	2,103,000	22,915,000

Technological University of the Philippines-Manila	17,572,000	1,606,000	19,178,000
Technological University of the Philippines-Taguig	3,240,000	497,000	3,737,000
Region IV A - CALABARZON		342,000	342,000

Technological University of the Philippines-Cavite		342,000	342,000
Region VI - Western Visayas	5,818,000	1,424,000	7,242,000

Technological University of the Philippines-Visayas	5,818,000	1,424,000	7,242,000
Community engagement increased	10,382,000	2,030,000	12,412,000

TECHNICAL ADVISORY EXTENSION PROGRAM	10,382,000	2,030,000	12,412,000

Provision of Extension Services	10,382,000	2,030,000	12,412,000

National Capital Region (NCR)	2,877,000	1,072,000	3,949,000

Technological University of the Philippines-Manila	2,877,000	1,072,000	3,949,000
Region IV A - CALABARZON		206,000	206,000

Technological University of the Philippines-Cavite		206,000	206,000
Region VI - Western Visayas	7,505,000	752,000	8,257,000

416	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Technological University of the Philippines-Visayas		7,505,000		752,000				8,257,000

Sub-total, Operations		437,692,000		337,053,000		32,800,000		807,545,000

TOTAL NEW APPROPRIATIONS	₱	726,115,000	₱	373,362,000	₱	45,800,000	₱	1,145,277,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	404,240

Total Permanent Positions	404,240

Other Compensation Common to All
Personnel Economic Relief Allowance	21,072
Representation Allowance	528
Transportation Allowance	528
Clothing and Uniform Allowance	5,268
Honoraria	30,293
Mid-Year Bonus - Civilian	33,686
Year End Bonus	33,686
Cash Gift	4,390
Productivity Enhancement Incentive	4,390
Step Increment	1,011

Total Other Compensation Common to All	134,852

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	239
Lump-sum for filling of Positions - Civilian	168,604

Total Other Compensation for Specific Groups	168,843

Other Benefits
PAG-IBIG Contributions	1,054
PhilHealth Contributions	6,675
Employees Compensation Insurance Premiums	1,054
Loyalty Award - Civilian	530
Terminal Leave	2,133

Total Other Benefits	11,446

Non-Permanent Positions	6,734

Total Personnel Services	726,115

Maintenance and Other Operating Expenses

JANUARY 3, 2022	OFFICIAL GAZETTE	417
STATE UNIVERSITIES AND COLLEGES

Travelling Expenses	7,686
Training and Scholarship Expenses	8,224
Supplies and Materials Expenses	19,351
Utility Expenses	22,368
Communication Expenses	2,304
Awards/Rewards and Prizes	200
Survey, Research Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,266
Professional Services	180
General Services	12,481
Repairs and Maintenance	2,898
Financial Assistance/Subsidy	276,257
Taxes, Insurance Premiums and Other Fees	1,671
Other Maintenance and Operating Expenses
Representation Expenses	5,676
Other Maintenance and Operating Expenses	11,800

Total Maintenance and Other Operating Expenses	373,362

Total Current Operating Expenditures	1,099,477

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	3,000
Infrastructure Outlay	10,000
Buildings and Other Structures	23,010
Machinery and Equipment Outlay	8,010
Furniture, Fixtures and Books Outlay	1,780

Total Capital Outlays	45,800

TOTAL NEW APPROPRIATIONS	1,145,277

418	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

C. REGION I - ILOCOS

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,568,673,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	335,592,000	₱	45,919,000	₱	32,922,000	₱	414,433,000
Support to Operations		40,188,000		8,420,000				48,608,000
Operations		554,407,000		249,002,000		302,223,000		1,105,632,000

HIGHER EDUCATION PROGRAM		471,212,000		240,371,000		302,223,000		1,013,806,000
ADVANCED EDUCATION PROGRAM				1,414,000				1,414,000
RESEARCH PROGRAM		48,418,000		4,768,000				53,186,000
TECHNICAL ADVISORY EXTENSION PROGRAM		34,777,000		2,449,000				37,226,000

TOTAL NEW APPROPRIATIONS	₱	930,187,000	₱	303,341,000	₱	335,145,000	₱	1,568,673,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	116,089,000	₱	45,919,000	₱		₱	162,008,000
Administration of Personnel Benefits		219,503,000						219,503,000
Project(s)
Locally-Funded Project(s)						32,922,000		32,922,000

Provision of Water Treatment, MLUC						32,922,000		32,922,000

Sub-total, General Administration and Support		335,592,000		45,919,000		32,922,000		414,433,000

Support to Operations
Auxiliary Services		40,188,000		8,420,000				48,608,000

JANUARY 3, 2022	OFFICIAL GAZETTE	419
STATE UNIVERSITIES AND COLLEGES

Sub-total, Support to Operations		40,188,000		8,420,000				48,608,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		471,212,000		240,371,000		302,223,000		1,013,806,000

HIGHER EDUCATION PROGRAM		471,212,000		240,371,000		302,223,000		1,013,806,000

Provision of Higher Education Services		469,712,000		50,938,000				520,650,000
Project(s)
Locally-Funded Project(s)		1,500,000		189,433,000		302,223,000		493,156,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				12,000,000		19,600,000		31,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Construction of the College of Medicine Building						281,123,000		281,123,000
Free Higher Education				172,933,000				172,933,000
Increase in carrying capacity of Nursing and Allied Health Programs		1,500,000		1,500,000		1,500,000		4,500,000
Higher education research improved to promote economic productivity and innovation		48,418,000		6,182,000				54,600,000

ADVANCED EDUCATION PROGRAM				1,414,000				1,414,000

Provision of Advanced Education Services				1,414,000				1,414,000
RESEARCH PROGRAM		48,418,000		4,768,000				53,186,000

Conduct of Research Services		48,418,000		4,768,000				53,186,000
Community engagement increased		34,777,000		2,449,000				37,226,000

TECHNICAL ADVISORY EXTENSION PROGRAM		34,777,000		2,449,000				37,226,000

Provision of Extension Services		34,777,000		2,449,000				37,226,000

Sub-total, Operations		554,407,000		249,002,000		302,223,000		1,105,632,000

TOTAL NEW APPROPRIATIONS	₱	930,187,000	₱	303,341,000	₱	335,145,000	₱	1,568,673,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

420	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	540,273

Total Permanent Positions	540,273

Other Compensation Common to All
Personnel Economic Relief Allowance	28,752
Representation Allowance	648
Transportation Allowance	648
Clothing and Uniform Allowance	7,188
Honoraria	8,289
Mid-Year Bonus - Civilian	45,023
Year End Bonus	45,023
Cash Gift	5,990
Productivity Enhancement Incentive	5,990
Step Increment	1,351

Total Other Compensation Common to All	148,902

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,782
Lump-sum for filling of Positions - Civilian	212,249
Lump-sum for Personnel Services	1,500

Total Other Compensation for Specific Groups	215,531

Other Benefits
PAG-IBIG Contributions	1,439
PhilHealth Contributions	8,614
Employees Compensation Insurance Premiums	1,439
Loyalty Award - Civilian	1,145
Terminal Leave	7,254

Total Other Benefits	19,891

Non-Permanent Positions	5,590

Total Personnel Services	930,187

Maintenance and Other Operating Expenses
Travelling Expenses	4,136
Training and Scholarship Expenses	9,436
Supplies and Materials Expenses	24,293
Utility Expenses	23,050
Communication Expenses	14,975
Awards/Rewards and Prizes	1,245
Survey, Research, Exploration and Development Expenses	1,000

JANUARY 3, 2022	OFFICIAL GAZETTE	421
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	196
Professional Services	1,890
General Services	1,110
Repairs and Maintenance	12,151
Financial Assistance/Subsidy	173,433
Taxes, Insurance Premiums and Other Fees	3,296
Labor and Wages	8,741
Other Maintenance and Operating Expenses
Advertising Expenses	160
Printing and Publication Expenses	1,989
Representation Expenses	5,665
Transportation and Delivery Expenses	1,000
Membership Dues and Contributions to Organizations	1,160
Subscription Expenses	415
Other Maintenance and Operating Expenses	14,000

Total Maintenance and Other Operating Expenses	303,341

Total Current Operating Expenditures	1,233,528

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	322,865
Machinery and Equipment Outlay	10,320
Furniture, Fixtures and Books Outlay	1,960

Total Capital Outlays	335,145

TOTAL NEW APPROPRIATIONS	1,568,673

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	326,543,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	61,194,000	₱	7,323,000	₱		₱	68,517,000
Support to Operations		5,726,000						5,726,000
Operations		145,571,000		79,629,000		27,100,000		252,300,000

HIGHER EDUCATION PROGRAM		143,240,000		76,517,000		22,100,000		241,857,000
ADVANCED EDUCATION PROGRAM				2,072,000				2,072,000
RESEARCH PROGRAM		1,550,000		531,000		5,000,000		7,081,000

422	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

TECHNICAL ADVISORY EXTENSION PROGRAM		781,000		509,000				1,290,000

TOTAL NEW APPROPRIATIONS	₱	212,491,000	₱	86,952,000	₱	27,100,000	₱	326,543,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,442,000	₱	7,323,000	₱		₱	49,765,000
Administration of Personnel Benefits		18,752,000						18,752,000

Sub-total, General Administration and Support		61,194,000		7,323,000				68,517,000

Support to Operations
Auxiliary Services		5,726,000						5,726,000

Sub-total, Support to Operations		5,726,000						5,726,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		143,240,000		76,517,000		22,100,000		241,857,000

HIGHER EDUCATION PROGRAM		143,240,000		76,517,000		22,100,000		241,857,000

Provision of Higher Education Services		143,240,000		7,827,000				151,067,000
Project(s)
Locally-Funded Project(s)				68,690,000		22,100,000		90,790,000

Establishment of Eco-Pin Tech Demo Farm						5,000,000		5,000,000
Solarization of the College’s Farming System, Sta. Maria						10,000,000		10,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				4,500,000		7,100,000		11,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				61,190,000				61,190,000

JANUARY 3, 2022	OFFICIAL GAZETTE	423
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation		1,550,000		2,603,000		5,000,000		9,153,000

ADVANCED EDUCATION PROGRAM				2,072,000				2,072,000

Provision of Advanced Education Services				2,072,000				2,072,000
RESEARCH PROGRAM		1,550,000		531,000		5,000,000		7,081,000

Conduct of Research Services		1,550,000		531,000				2,081,000
Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

Enhancement of the Food Processing Center with Equipment -Sta. Maria						5,000,000		5,000,000
Community engagement increased		781,000		509,000				1,290,000

TECHNICAL ADVISORY EXTENSION PROGRAM		781,000		509,000				1,290,000

Provision of Extension Services		781,000		509,000				1,290,000

Sub-total, Operations		145,571,000		79,629,000		27,100,000		252,300,000

TOTAL NEW APPROPRIATIONS	₱	212,491,000	₱	86,952,000	₱	27,100,000	₱	326,543,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	145,880

Total Permanent Positions	145,880

Other Compensation Common to All
Personnel Economic Relief Allowance	8,448
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,112
Honoraria	2,396
Mid-Year Bonus - Civilian	12,157
Year End Bonus	12,157
Cash Gift	1,760
Productivity Enhancement Incentive	1,760
Step Increment	365

Total Other Compensation Common to All	41,395

424	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	791
Lump-sum for filling of Positions - Civilian	17,115

Total Other Compensation for Specific Groups	17,906

Other Benefits
PAG-IBIG Contributions	422
PhilHealth Contributions	2,463
Employees Compensation Insurance Premiums	422
Loyalty Award-Civilian	260
Terminal Leave	1,637

Total Other Benefits	5,204

Non-Permanent Positions	2,106

Total Personnel Services	212,491

Maintenance and Other Operating Expenses
Travelling Expenses	2,090
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	11,271
Utility Expenses	1,747
Communication Expenses	307
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	181
General Services	1,767
Repairs and Maintenance	520
Financial Assistance/Subsidy	61,690
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Representation Expenses	279
Other Maintenance and Operating Expenses	5,000

Total Maintenance and Other Operating Expenses	86,952

Total Current Operating Expenditures	299,443

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	23,195
Machinery and Equipment Outlay	3,195
Furniture, Fixtures and Books Outlay	710

Total Capital Outlays	27,100

TOTAL NEW APPROPRIATIONS	326,543

C.3. MARIANO MARCOS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,064,696,000

JANUARY 3, 2022	OFFICIAL GAZETTE	425
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	314,527,000	₱	49,674,000	₱		₱	364,201,000
Support to Operations		19,605,000		6,568,000				26,173,000
Operations		337,280,000		168,194,000		168,848,000		674,322,000

HIGHER EDUCATION PROGRAM		292,082,000		141,997,000		133,848,000		567,927,000
ADVANCED EDUCATION PROGRAM		8,141,000		3,333,000				11,474,000
RESEARCH PROGRAM		29,864,000		17,301,000		35,000,000		82,165,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,193,000		5,563,000				12,756,000

TOTAL NEW APPROPRIATIONS	₱	671,412,000	₱	224,436,000	₱	168,848,000	₱	1,064,696,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	103,166,000	₱	49,674,000	₱		₱	152,840,000
Administration of Personnel Benefits		211,361,000						211,361,000

Sub-total, General Administration and Support		314,527,000		49,674,000				364,201,000

Support to Operations
Auxiliary Services		19,605,000		6,568,000				26,173,000

Sub-total, Support to Operations		19,605,000		6,568,000				26,173,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		292,082,000		141,997,000		133,848,000		567,927,000

HIGHER EDUCATION PROGRAM		292,082,000		141,997,000		133,848,000		567,927,000

Provision of Higher Education Services		280,394,000		50,462,000				330,856,000

426	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Project(s)
Locally-Funded Project(s)		11,688,000		91,535,000		133,848,000		237,071,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				8,500,000		13,400,000		21,900,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Establishment and/or Support to the College of Medicine		9,005,000				74,000,000		83,005,000
Infrastructure Development/Construction of the Health and Wellness Center, Fish and Marine Products Processing Building and Gymnatorium						39,000,000		39,000,000
Acquisition of Equipment for the Teaching Excellence Training Laboratory						5,000,000		5,000,000
Free Higher Education				75,236,000				75,236,000
Increase in carrying capacity of Nursing and Allied Health Programs		2,683,000		4,799,000		2,448,000		9,930,000
Higher education research improved to promote economic productivity and innovation		38,005,000		20,634,000		35,000,000		93,639,000

ADVANCED EDUCATION PROGRAM		8,141,000		3,333,000				11,474,000

Provision of Advanced Education Services		8,141,000		3,333,000				11,474,000
RESEARCH PROGRAM		29,864,000		17,301,000		35,000,000		82,165,000

Conduct of Research Services		29,864,000		12,301,000				42,165,000
Budget of National Bio-energy Research and Innovation Center				5,000,000				5,000,000
Project(s)
Locally-Funded Project(s)						35,000,000		35,000,000

RDE Building Phase III (Garlic Center)						35,000,000		35,000,000

Community engagement increased		7,193,000		5,563,000				12,756,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,193,000		5,563,000				12,756,000

Provision of Extension Services		7,193,000		5,563,000				12,756,000

Sub-total, Operations		337,280,000		168,194,000		168,848,000		674,322,000

TOTAL NEW APPROPRIATIONS	₱	671,412,000	₱	224,436,000	₱	168,848,000	₱	1,064,696,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 3, 2022	OFFICIAL GAZETTE	427
STATE UNIVERSITIES AND COLLEGES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	321,332

Total Permanent Positions	321,332

Other Compensation Common to All
Personnel Economic Relief Allowance	16,968
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	4,242
Honoraria	5,855
Mid-Year Bonus - Civilian	26,779
Year End Bonus	26,779
Cash Gift	3,535
Productivity Enhancement Incentive	3,535
Step Increment	804

Total Other Compensation Common to All	88,881

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,354
Lump-sum for filling of Positions - Civilian	209,979
Lump-sum for Personnel Services	11,688

Total Other Compensation for Specific Groups	223,021

Other Benefits
PAG-IBIG Contributions	849
PhilHealth Contributions	5,305
Employees Compensation Insurance Premiums	849
Loyalty Award - Civilian	600
Terminal Leave	1,382

Total Other Benefits	8,985

Non-Permanent Positions	29,193

Total Personnel Services	671,412

Maintenance and Other Operating Expenses
Travelling Expenses	5,150
Training and Scholarship Expenses	5,900
Supplies and Materials Expenses	31,540
Utility Expenses	34,125
Communication Expenses	4,330
Awards/Rewards and Prizes	470
Survey, Research, Exploration and Development Expenses	1,000

428	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	2,280
Repairs and Maintenance	10,144
Financial Assistance/Subsidy	80,736
Taxes, Insurance Premiums and Other Fees	4,420
Labor and Wages	23,116
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	1,073
Representation Expenses	4,540
Transportation and Delivery Expenses	10
Rent/Lease Expenses	10
Membership Dues and Contributions to Organizations	230
Subscription Expenses	1,335
Other Maintenance and Operating Expenses	13,809

Total Maintenance and Other Operating Expenses	224,436

Total Current Operating Expenditures	895,848

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	139,030
Machinery and Equipment Outlay	28,478
Furniture, Fixtures and Books Outlay	1,340

Total Capital Outlays	168,848

TOTAL NEW APPROPRIATIONS	1,064,696

C.4. NORTH LUZON PHILIPPINES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	140,809,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,819,000	₱	12,477,000	₱	4,000,000	₱	34,296,000
Support to Operations				908,000				908,000
Operations		42,405,000		36,900,000		26,300,000		105,605,000

HIGHER EDUCATION PROGRAM		42,405,000		36,645,000		26,300,000		105,350,000
RESEARCH PROGRAM				255,000				255,000

TOTAL NEW APPROPRIATIONS	₱	60,224,000	₱	50,285,000	₱	30,300,000	₱	140,809,000

JANUARY 3, 2022	OFFICIAL GAZETTE	429
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,613,000	₱	12,477,000	₱		₱	26,090,000
Administration of Personnel Benefits		4,206,000						4,206,000
Project(s)
Locally-Funded Project(s)						4,000,000		4,000,000

Land Improvement (Concreting, Drainage Canal & Backfilling)						4,000,000		4,000,000

Sub-total, General Administration and Support		17,819,000		12,477,000		4,000,000		34,296,000

Support to Operations
Auxiliary Services				908,000				908,000

Sub-total, Support to Operations				908,000				908,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		42,405,000		36,645,000		26,300,000		105,350,000

HIGHER EDUCATION PROGRAM		42,405,000		36,645,000		26,300,000		105,350,000

Provision of Higher Education Services		41,705,000		6,693,000				48,398,000
Project(s)
Locally-Funded Project(s)		700,000		29,952,000		26,300,000		56,952,000

Construction of Water, Sanitation and Hygiene (WASH) Area						2,000,000		2,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				2,700,000		4,300,000		7,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				23,122,000				23,122,000
Increase in carrying capacity of Nursing and Allied Health Programs		700,000		1,130,000		20,000,000		21,830,000

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Higher education research improved to promote economic productivity and innovation				255,000				255,000

RESEARCH PROGRAM				255,000				255,000

Conduct of Research Services				255,000				255,000

Sub-total, Operations		42,405,000		36,900,000		26,300,000		105,605,000

TOTAL NEW APPROPRIATIONS	₱	60,224,000	₱	50,285,000	₱	30,300,000	₱	140,809,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,866

Total Permanent Positions	41,866

Other Compensation Common to All
Personnel Economic Relief Allowance	2,352
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	588
Honoraria	227
Mid-Year Bonus - Civilian	3,489
Year End Bonus	3,489
Cash Gift	490
Productivity Enhancement Incentive	490
Step Increment	104

Total Other Compensation Common to All	11,433

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	215
Lump-sum for filling of Positions - Civilian	3,206
Lump-sum for Personnel Services	700

Total Other Compensation for Specific Groups	4,121

Other Benefits
PAG-IBIG Contributions	117
PhilHealth Contributions	696
Employees Compensation Insurance Premiums	117
Loyalty Award - Civilian	70
Terminal Leave	1,000

Total Other Benefits	2,000

Non-Permanent Positions	804

JANUARY 3, 2022	OFFICIAL GAZETTE	431
STATE UNIVERSITIES AND COLLEGES

Total Personnel Services	60,224

Maintenance and Other Operating Expenses
Travelling Expenses	1,164
Training and Scholarship Expenses	2,038
Supplies and Materials Expenses	4,597
Utility Expenses	4,097
Communication Expenses	2,133
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	329
General Services	1,918
Repairs and Maintenance	2,328
Financial Assistance/Subsidy	23,622
Taxes, Insurance Premiums and Other Fees	1,421
Other Maintenance and Operating Expenses
Advertising Expenses	66
Printing and Publication Expenses	76
Representation Expenses	546
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	281
Subscription Expenses	171
Other Maintenance and Operating Expenses	4,330

Total Maintenance and Other Operating Expenses	50,285

Total Current Operating Expenditures	110,509

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	4,000
Buildings and Other Structures	3,935
Machinery and Equipment Outlay	21,935
Furniture, Fixtures and Books Outlay	430

Total Capital Outlays	30,300

TOTAL NEW APPROPRIATIONS	140,809

C.5. PANGASINAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,210,309,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	174,041,000	₱	57,524,000	₱	₱	231,565,000

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Support to Operations		27,406,000		14,730,000				42,136,000
Operations		423,506,000		437,002,000		76,100,000		936,608,000

HIGHER EDUCATION PROGRAM		376,208,000		423,073,000		76,100,000		875,381,000
ADVANCED EDUCATION PROGRAM		6,019,000		1,209,000				7,228,000
RESEARCH PROGRAM		21,635,000		11,052,000				32,687,000
TECHNICAL ADVISORY EXTENSION PROGRAM		19,644,000		1,668,000				21,312,000

TOTAL NEW APPROPRIATIONS	₱	624,953,000	₱	509,256,000	₱	76,100,000	₱	1,210,309,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	93,226,000	₱	57,524,000	₱		₱	150,750,000
Administration of Personnel Benefits		80,815,000						80,815,000

Sub-total, General Administration and Support		174,041,000		57,524,000				231,565,000

Support to Operations
Auxiliary Services		27,406,000		14,730,000				42,136,000

Sub-total, Support to Operations		27,406,000		14,730,000				42,136,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		376,208,000		423,073,000		76,100,000		875,381,000

HIGHER EDUCATION PROGRAM		376,208,000		423,073,000		76,100,000		875,381,000

Provision of Higher Education Services		374,527,000		19,023,000				393,550,000
Project(s)
Locally-Funded Project(s)		1,681,000		404,050,000		76,100,000		481,831,000

Establishment of Organic Moringa Plantation in Eastern and Western Pangasinan (Phase I)						2,000,000		2,000,000
Improvement of Food Innovation Center in the Production of Ready-to-Eat Food Products - Bayambang Campus						10,000,000		10,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	433
STATE UNIVERSITIES AND COLLEGES

Rehabilitation of Earthen Ponds of Hatchery and Grow out Fish Production - Binmaley Campus						20,000,000		20,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				18,400,000		29,100,000		47,500,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Acquisition of Equipment for the Teaching Excellence Training Laboratory						5,000,000		5,000,000
Free Higher Education				381,321,000				381,321,000
Increase in carrying capacity of Nursing and Allied Health Programs		1,681,000		1,329,000		10,000,000		13,010,000
Higher education research improved to promote economic productivity and innovation		27,654,000		12,261,000				39,915,000

ADVANCED EDUCATION PROGRAM		6,019,000		1,209,000				7,228,000

Provision of Advanced Education Services		6,019,000		1,209,000				7,228,000
RESEARCH PROGRAM		21,635,000		11,052,000				32,687,000

Conduct of Research Services		21,635,000		11,052,000				32,687,000
Community engagement increased		19,644,000		1,668,000				21,312,000

TECHNICAL ADVISORY EXTENSION PROGRAM		19,644,000		1,668,000				21,312,000

Provision of Extension Services		19,644,000		1,668,000				21,312,000

Sub-total, Operations		423,506,000		437,002,000		76,100,000		936,608,000

TOTAL NEW APPROPRIATIONS	₱	624,953,000	₱	509,256,000	₱	76,100,000	₱	1,210,309,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	414,618

Total Permanent Positions	414,618

Other Compensation Common to All
Personnel Economic Relief Allowance	22,776
Representation Allowance	192

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Transportation Allowance	192
Clothing and Uniform Allowance	5,694
Honoraria	6,173
Mid-Year Bonus - Civilian	34,552
Year End Bonus	34,552
Cash Gift	4,745
Productivity Enhancement Incentive	4,745
Step Increment	1,038

Total Other Compensation Common to All	114,659

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	944
Lump-sum for filling of Positions - Civilian	67,139
Lump-sum for Personnel Services	1,681

Total Other Compensation for Specific Groups	69,764

Other Benefits
PAG-IBIG Contributions	1,137
PhilHealth Contributions	6,802
Employees Compensation Insurance Premiums	1,137
Loyalty Award - Civilian	500
Terminal Leave	13,676

Total Other Benefits	23,252

Non-Permanent Positions	2,660

Total Personnel Services	624,953

Maintenance and Other Operating Expenses
Travelling Expenses	2,965
Training and Scholarship Expenses	3,493
Supplies and Materials Expenses	31,179
Utility Expenses	32,922
Communication Expenses	2,917
Awards/Rewards and Prizes	7,334
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,097
General Services	8,487
Repairs and Maintenance	7,756
Financial Assistance/Subsidy	381,821
Taxes, Insurance Premiums and Other Fees	2,443
Labor and Wages	661
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	482
Representation Expenses	3,370
Transportation and Delivery Expenses	215
Rent/Lease Expenses	26

JANUARY 3, 2022	OFFICIAL GAZETTE	435
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	151
Subscription Expenses	473
Other Maintenance and Operating Expenses	20,229

Total Maintenance and Other Operating Expenses	509,256

Total Current Operating Expenditures	1,134,209

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	20,000
Buildings and Other Structures	24,095
Machinery and Equipment Outlay	28,095
Furniture, Fixtures and Books Outlay	2,910
Biological Assets Outlay	1,000

Total Capital Outlays	76,100

TOTAL NEW APPROPRIATIONS	1,210,309

C.6. UNIVERSITY OF NORTHERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	743,170,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	109,455,000	₱	34,805,000			₱	144,260,000
Support to Operations		13,421,000		4,523,000				17,944,000
Operations		384,724,000		159,142,000		37,100,000		580,966,000

HIGHER EDUCATION PROGRAM		357,869,000		149,181,000		37,100,000		544,150,000
ADVANCED EDUCATION PROGRAM		15,129,000		3,012,000				18,141,000
RESEARCH PROGRAM		7,555,000		3,547,000				11,102,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,171,000		3,402,000				7,573,000

TOTAL NEW APPROPRIATIONS	₱	507,600,000	₱	198,470,000	₱	37,100,000	₱	743,170,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

436	OFFICIAL GAZETTE	VOL. 118, NO. 1
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PROGRAMS
General Administration and Support
General Management and Supervision	₱	68,105,000	₱	34,805,000		₱	102,910,000
Administration of Personnel Benefits		41,350,000					41,350,000

Sub-total, General Administration and Support		109,455,000		34,805,000			144,260,000

Support to Operations
Auxiliary Services		13,421,000		4,523,000			17,944,000

Sub-total, Support to Operations		13,421,000		4,523,000			17,944,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		357,869,000		149,181,000	37,100,000		544,150,000

HIGHER EDUCATION PROGRAM		357,869,000		149,181,000	37,100,000		544,150,000

Provision of Higher Education Services		298,949,000		15,398,000			314,347,000
Project(s)
Locally-Funded Project(s)		58,920,000		133,783,000	37,100,000		229,803,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				9,000,000	14,600,000		23,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000			2,000,000
Conduct of Activities for Sports and Culture Development				500,000			500,000
Student Assistance Program				500,000			500,000
Establishment and/or Support to the College of Medicine		55,920,000		19,550,000	18,500,000		93,970,000
Free Higher Education				97,233,000			97,233,000
Increase in carrying capacity of Nursing and Allied Health Programs		3,000,000		5,000,000	4,000,000		12,000,000
Higher education research improved to promote economic productivity and innovation		22,684,000		6,559,000			29,243,000

ADVANCED EDUCATION PROGRAM		15,129,000		3,012,000			18,141,000

Provision of Advanced Education Services		15,129,000		3,012,000			18,141,000
RESEARCH PROGRAM		7,555,000		3,547,000			11,102,000

Conduct of Research Services		7,555,000		3,547,000			11,102,000
Community engagement increased		4,171,000		3,402,000			7,573,000

JANUARY 3, 2022	OFFICIAL GAZETTE	437
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		4,171,000		3,402,000				7,573,000

Provision of Extension Services		4,171,000		3,402,000				7,573,000

Sub-total, Operations		384,724,000		159,142,000		37,100,000		580,966,000

TOTAL NEW APPROPRIATIONS	₱	507,600,000	₱	198,470,000	₱	37,100,000	₱	743,170,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	300,989

Total Permanent Positions	300,989

Other Compensation Common to All
Personnel Economic Relief Allowance	14,280
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,570
Honoraria	6,479
Mid-Year Bonus - Civilian	25,081
Year End Bonus	25,081
Cash Gift	2,975
Productivity Enhancement Incentive	2,975
Step Increment	752

Total Other Compensation Common to All	81,697

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,811
Lump-sum for filling of Positions - Civilian	37,605
Lump-sum for Personnel Services	58,920

Total Other Compensation for Specific Groups	98,336

Other Benefits
PAG-IBIG Contributions	714
PhilHealth Contributions	4,797
Employees Compensation Insurance Premiums	714
Loyalty Award - Civilian	525
Terminal Leave	3,745

Total Other Benefits	10,495

438	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Non-Permanent Positions	16,083

Total Personnel Services	507,600

Maintenance and Other Operating Expenses
Travelling Expenses	5,481
Training and Scholarship Expenses	3,613
Supplies and Materials Expenses	28,297
Utility Expenses	14,995
Communication Expenses	8,802
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,915
General Services	2,920
Repairs and Maintenance	2,000
Financial Assistance/Subsidy	97,733
Taxes, Insurance Premiums and Other Fees	2,520
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	375
Representation Expenses	3,495
Transportation and Delivery Expenses	5
Rent/Lease Expenses	4
Membership Dues and Contributions to Organizations	275
Subscription Expenses	110
Other Maintenance and Operating Expenses	24,500

Total Maintenance and Other Operating Expenses	198,470

Total Current Operating Expenditures	706,070

Property, Plant and Equipment Outlay
Buildings and Other Structures	6,570
Machinery and Equipment Outlay	10,570
Furniture, Fixtures and Books Outlay	19,960

Total Capital Outlays	37,100

TOTAL NEW APPROPRIATIONS	743,170

JANUARY 3, 2022	OFFICIAL GAZETTE	439
STATE UNIVERSITIES AND COLLEGES

D. CORDILLERA ADMINISTRATIVE REGION

D.1. ABRA STATE INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	261,862,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	54,088,000	₱	5,512,000			₱	59,600,000
Support to Operations		3,229,000		1,401,000				4,630,000
Operations		111,597,000		79,635,000		6,400,000		197,632,000

HIGHER EDUCATION PROGRAM		105,417,000		76,147,000		6,400,000		187,964,000
RESEARCH PROGRAM		5,693,000		1,784,000				7,477,000
TECHNICAL ADVISORY EXTENSION PROGRAM		487,000		1,704,000				2,191,000

TOTAL NEW APPROPRIATIONS	₱	168,914,000	₱	86,548,000	₱	6,400,000	₱	261,862,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,072,000	₱	5,512,000		₱	21,584,000
Administration of Personnel Benefits		38,016,000					38,016,000

Sub-total, General Administration and Support		54,088,000		5,512,000			59,600,000

Support to Operations
Auxiliary Services		3,229,000		1,401,000			4,630,000

Sub-total, Support to Operations		3,229,000		1,401,000			4,630,000

440	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		105,417,000		76,147,000		6,400,000		187,964,000

HIGHER EDUCATION PROGRAM		105,417,000		76,147,000		6,400,000		187,964,000

Provision of Higher Education Services		105,417,000		16,198,000				121,615,000
Project(s)
Locally-Funded Project(s)				59,949,000		6,400,000		66,349,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				4,100,000		6,400,000		10,500,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				52,849,000				52,849,000
Higher education research improved to promote economic productivity and innovation		5,693,000		1,784,000				7,477,000

RESEARCH PROGRAM		5,693,000		1,784,000				7,477,000

Conduct of Research Services		5,693,000		1,784,000				7,477,000
Community engagement increased		487,000		1,704,000				2,191,000

TECHNICAL ADVISORY EXTENSION PROGRAM		487,000		1,704,000				2,191,000

Provision of Extension Services		487,000		1,704,000				2,191,000

Sub-total, Operations		111,597,000		79,635,000		6,400,000		197,632,000

TOTAL NEW APPROPRIATIONS	₱	168,914,000	₱	86,548,000	₱	6,400,000	₱	261,862,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	102,001

Total Permanent Positions	102,001

JANUARY 3, 2022	OFFICIAL GAZETTE	441
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	5,328
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,332
Mid-Year Bonus - Civilian	8,500
Year End Bonus	8,500
Cash Gift	1,110
Productivity Enhancement Incentive	1,110
Step Increment	255

Total Other Compensation Common to All	26,351

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	37,532

Total Other Compensation for Specific Groups	37,532

Other Benefits
PAG-IBIG Contributions	265
PhilHealth Contributions	1,632
Employees Compensation Insurance Premiums	265
Terminal Leave	484

Total Other Benefits	2,646

Non-Permanent Positions	384

Total Personnel Services	168,914

Maintenance and Other Operating Expenses
Travelling Expenses	900
Training and Scholarship Expenses	2,849
Supplies and Materials Expenses	3,030
Utility Expenses	3,250
Communication Expenses	1,700
Awards/Rewards and Prizes	160
Survey, Research, Exploration and Development Expenses	1,225
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	1,300
General Services	2,850
Repairs and Maintenance	1,000
Financial Assistance/Subsidy	53,349
Taxes, Insurance Premiums and Other Fees	310
Other Maintenance and Operating Expenses
Subscription Expenses	50
Other Maintenance and Operating Expenses	14,455

Total Maintenance and Other Operating Expenses	86,548

Total Current Operating Expenditures	255,462

442	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,880
Machinery and Equipment Outlay	2,880
Furniture, Fixtures and Books Outlay	640

Total Capital Outlays	6,400

TOTAL NEW APPROPRIATIONS	261,862

D.2. APAYAO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	230,281,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	36,239,000	₱	17,793,000	₱		₱	54,032,000
Operations		54,514,000		102,335,000		19,400,000		176,249,000

HIGHER EDUCATION PROGRAM		54,514,000		96,321,000		19,400,000		170,235,000
RESEARCH PROGRAM				3,054,000				3,054,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,960,000				2,960,000

TOTAL NEW APPROPRIATIONS	₱	90,753,000	₱	120,128,000	₱	19,400,000	₱	230,281,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,934,000	₱	17,793,000	₱	₱	41,727,000
Administration of Personnel Benefits		12,305,000					12,305,000

Sub-total, General Administration and Support		36,239,000		17,793,000			54,032,000

JANUARY 3, 2022	OFFICIAL GAZETTE	443
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		54,514,000		96,321,000		19,400,000		170,235,000

HIGHER EDUCATION PROGRAM		54,514,000		96,321,000		19,400,000		170,235,000

Provision of Higher Education Services		54,514,000		23,061,000				77,575,000
Project(s)
Locally-Funded Project(s)				73,260,000		19,400,000		92,660,000

Continuation of Three Storey Livelihood and Food Technology Building, Phase II						15,000,000		15,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				2,800,000		4,400,000		7,200,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				67,460,000				67,460,000
Higher education research improved to promote economic productivity and innovation				3,054,000				3,054,000

RESEARCH PROGRAM				3,054,000				3,054,000

Conduct of Research Services				3,054,000				3,054,000
Community engagement increased				2,960,000				2,960,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,960,000				2,960,000

Provision of Extension Services				2,960,000				2,960,000

Sub-total, Operations		54,514,000		102,335,000		19,400,000		176,249,000

TOTAL NEW APPROPRIATIONS	₱	90,753,000	₱	120,128,000	₱	19,400,000	₱	230,281,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

444	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Permanent Positions
Basic Salary	53,071

Total Permanent Positions	53,071

Other Compensation Common to All
Personnel Economic Relief Allowance	2,448
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	612
Honoraria	5,074
Mid-Year Bonus - Civilian	4,423
Year End Bonus	4,423
Cash Gift	510
Productivity Enhancement Incentive	510
Step Increment	132

Total Other Compensation Common to All	18,468

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	146
Lump-sum for filling of Positions - Civilian	12,305
Anniversary Bonus - Civilian	690

Total Other Compensation for Specific Groups	13,141

Other Benefits
PAG-IBIG Contributions	123
PhilHealth Contributions	859
Employees Compensation Insurance Premiums	123
Loyalty Award - Civilian	50

Total Other Benefits	1,155

Non-Permanent Positions	4,918

Total Personnel Services	90,753

Maintenance and Other Operating Expenses
Travelling Expenses	2,178
Training and Scholarship Expenses	2,133
Supplies and Materials Expenses	9,484
Utility Expenses	10,425
Communication Expenses	7,788
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	95
Professional Services	8,095
General Services	1,624
Repair and Maintenance	2,641
Financial Assistance/Subsidy	67,960
Taxes, Insurance Premiums and Other Fees	555
Other Maintenance and Operating Expenses
Printing and Publication Expenses	496
Representation Expenses	1,162

JANUARY 3, 2022	OFFICIAL GAZETTE	445
STATE UNIVERSITIES AND COLLEGES

Transportation and Delivery Expenses	44
Rent/Lease Expenses	323
Membership Dues and Contributions to Organizations	321
Other Maintenance and Operating Expenses	3,804

Total Maintenance and Other Operating Expenses	120,128

Total Current Operating Expenditures	210,881

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	16,980
Machinery and Equipment Outlay	1,980
Furniture, Fixtures and Books Outlay	440

Total Capital Outlays	19,400

TOTAL NEW APPROPRIATIONS	230,281

D.3. BENGUET STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	792,658,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	165,822,000	₱	45,217,000			₱	211,039,000
Support to Operations		35,225,000		6,363,000				41,588,000
Operations		379,521,000		149,360,000		11,150,000		540,031,000

HIGHER EDUCATION PROGRAM		319,411,000		121,149,000		11,150,000		451,710,000
ADVANCED EDUCATION PROGRAM		1,758,000		1,530,000				3,288,000
RESEARCH PROGRAM		57,040,000		23,782,000				80,822,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,312,000		2,899,000				4,211,000

TOTAL NEW APPROPRIATIONS	₱	580,568,000	₱	200,940,000	₱	11,150,000	₱	792,658,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

446	OFFICIAL GAZETTE	VOL. 118, NO. 1
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PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,699,000	₱	45,217,000		₱	97,916,000
Administration of Personnel Benefits		113,123,000					113,123,000

Sub-total, General Administration and Support		165,822,000		45,217,000			211,039,000

Support to Operations
Auxiliary Services		35,225,000		6,363,000			41,588,000

Sub-total, Support to Operations		35,225,000		6,363,000			41,588,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		319,411,000		121,149,000	11,150,000		451,710,000

HIGHER EDUCATION PROGRAM		319,411,000		121,149,000	11,150,000		451,710,000

Provision of Higher Education Services		310,411,000		33,354,000			343,765,000
Project(s)
Locally-Funded Project(s)		9,000,000		87,795,000	11,150,000		107,945,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				6,800,000	10,800,000		17,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000			2,000,000
Conduct of Activities for Sports and Culture Development				500,000			500,000
Student Assistance Program				500,000			500,000
Free Higher Education				68,851,000			68,851,000
Increase in carrying capacity of Nursing and Allied Health Programs		9,000,000		9,144,000	350,000		18,494,000
Higher education research improved to promote economic productivity and innovation		58,798,000		25,312,000			84,110,000

ADVANCED EDUCATION PROGRAM		1,758,000		1,530,000			3,288,000

Provision of Advanced Education Services		1,758,000		1,530,000			3,288,000
RESEARCH PROGRAM		57,040,000		23,782,000			80,822,000

Conduct of Research Services		57,040,000		23,782,000			80,822,000

JANUARY 3, 2022	OFFICIAL GAZETTE	447
STATE UNIVERSITIES AND COLLEGES

Community engagement increased		1,312,000		2,899,000				4,211,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,312,000		2,899,000				4,211,000

Provision of Extension Services		1,312,000		2,899,000				4,211,000

Sub-total, Operations		379,521,000		149,360,000		11,150,000		540,031,000

TOTAL NEW APPROPRIATIONS	₱	580,568,000	₱	200,940,000	₱	11,150,000	₱	792,658,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	307,498

Total Permanent Positions	307,498

Other Compensation Common to All
Personnel Economic Relief Allowance	15,528
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	3,882
Honoraria	56,439
Mid-Year Bonus - Civilian	25,625
Year End Bonus	25,625
Cash Gift	3,235
Productivity Enhancement Incentive	3,235
Step Increment	768

Total Other Compensation Common to All	134,721

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	6,798
Longevity Pay	579
Lump-sum for filling of Positions - Civilian	110,472
Lump-sum for Personnel Services	9,000

Total Other Compensation for Specific Groups	126,849

Other Benefits
PAG-IBIG Contributions	776
PhilHealth Contributions	4,836
Employees Compensation Insurance Premiums	776
Loyalty Award - Civilian	445

448	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Terminal Leave	2,651

Total Other Benefits	9,484

Non-Permanent Positions	2,016

Total Personnel Services	580,568

Maintenance and Other Operating Expenses
Travelling Expenses	15,491
Training and Scholarship Expenses	9,637
Supplies and Materials Expenses	29,635
Utility Expenses	10,806
Communication Expenses	5,511
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,438
General Services	2,500
Repairs and Maintenance	17,196
Financial Assistance/Subsidy	69,351
Taxes, Insurance Premiums and Other Fees	457
Labor and Wages	4,421
Other Maintenance and Operating Expenses
Advertising Expenses	449
Printing and Publication Expenses	1,484
Representation Expenses	4,288
Membership Dues and Contributions to Organizations	860
Subscription Expenses	30
Other Maintenance and Operating Expenses	25,206

Total Maintenance and Other Operating Expenses	200,940

Total Current Operating Expenditures	781,508

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,860
Machinery and Equipment Outlay	5,210
Furniture, Fixtures and Books Outlay	1,080

Total Capital Outlays	11,150

TOTAL NEW APPROPRIATIONS	792,658

D.4. IFUGAO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	453,960,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	449
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	56,126,000	₱	13,189,000	₱	15,000,000	₱	84,315,000
Operations		189,798,000		156,547,000		23,300,000		369,645,000

HIGHER EDUCATION PROGRAM		185,570,000		145,509,000		23,300,000		354,379,000
ADVANCED EDUCATION PROGRAM		500,000		940,000				1,440,000
RESEARCH PROGRAM		1,636,000		7,608,000				9,244,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,092,000		2,490,000				4,582,000

TOTAL NEW APPROPRIATIONS	₱	245,924,000	₱	169,736,000	₱	38,300,000	₱	453,960,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,242,000	₱	13,189,000	₱		₱	45,431,000
Administration of Personnel Benefits		23,884,000						23,884,000
Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Enhancement of Drainage System, Lamut Campus						15,000,000		15,000,000

Sub-total, General Administration and Support		56,126,000		13,189,000		15,000,000		84,315,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		185,570,000		145,509,000		23,300,000		354,379,000

HIGHER EDUCATION PROGRAM		185,570,000		145,509,000		23,300,000		354,379,000

Provision of Higher Education Services		180,070,000		47,809,000				227,879,000
Project(s)
Locally-Funded Project(s)		5,500,000		97,700,000		23,300,000		126,500,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				5,900,000		9,300,000		15,200,000

450	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				88,400,000				88,400,000
Increase in carrying capacity of Nursing and Allied Health Programs		5,500,000		400,000		14,000,000		19,900,000
Higher education research improved to promote economic productivity and innovation		2,136,000		8,548,000				10,684,000

ADVANCED EDUCATION PROGRAM		500,000		940,000				1,440,000

Provision of Advanced Education Services		500,000		940,000				1,440,000
RESEARCH PROGRAM		1,636,000		7,608,000				9,244,000

Conduct of Research Services		1,636,000		7,608,000				9,244,000
Community engagement increased		2,092,000		2,490,000				4,582,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,092,000		2,490,000				4,582,000

Provision of Extension Services		2,092,000		2,490,000				4,582,000

Sub-total, Operations		189,798,000		156,547,000		23,300,000		369,645,000

TOTAL NEW APPROPRIATIONS	₱	245,924,000	₱	169,736,000	₱	38,300,000	₱	453,960,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	165,363

Total Permanent Positions	165,363

Other Compensation Common to All
Personnel Economic Relief Allowance	8,352
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,088
Honoraria	5,047
Mid-Year Bonus - Civilian	13,780
Year End Bonus	13,780
Cash Gift	1,740
Productivity Enhancement Incentive	1,740
Step Increment	414

JANUARY 3, 2022	OFFICIAL GAZETTE	451
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation Common to All	47,421

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	99
Lump-sum for filling of Positions - Civilian	22,056
Lump-sum for Personnel Services	5,500

Total Other Compensation for Specific Groups	27,655

Other Benefits
PAG-IBIG Contributions	417
PhilHealth Contributions	2,623
Employees Compensation Insurance Premiums	417
Loyalty Award - Civilian	200
Terminal Leave	1,828

Total Other Benefits	5,485

Total Personnel Services	245,924

Maintenance and Other Operating Expenses
Travelling Expenses	3,367
Training and Scholarship Expenses	6,092
Supplies and Materials Expenses	18,296
Utility Expenses	4,745
Communication Expenses	3,455
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	1,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	17,970
General Services	9,661
Repairs and Maintenance	5,188
Financial Assistance/Subsidy	88,900
Taxes, Insurance Premiums and Other Fees	732
Labor and Wages	150
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	288
Representation Expenses	891
Membership Dues and Contributions to Organizations	300
Subscription Expenses	129
Other Maintenance and Operating Expenses	7,737

Total Maintenance and Other Operating Expenses	169,736

Total Current Operating Expenditures	415,660

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	15,000
Buildings and Other Structures	4,185

452	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Machinery and Equipment Outlay	18,185
Furniture, Fixtures and Books Outlay	930

Total Capital Outlays	38,300

TOTAL NEW APPROPRIATIONS	453,960

D.5. KALINGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	368,309,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	70,172,000	₱	14,404,000	₱	32,922,000	₱	117,498,000
Support to Operations				913,000				913,000
Operations		158,406,000		83,892,000		7,600,000		249,898,000

HIGHER EDUCATION PROGRAM		158,406,000		67,700,000		7,600,000		233,706,000
RESEARCH PROGRAM				7,845,000				7,845,000
TECHNICAL ADVISORY EXTENSION PROGRAM				8,347,000				8,347,000

TOTAL NEW APPROPRIATIONS	₱	228,578,000	₱	99,209,000	₱	40,522,000	₱	368,309,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,324,000	₱	14,404,000	₱		₱	46,728,000
Administration of Personnel Benefits		37,848,000						37,848,000
Project(s)
Locally-Funded Project(s)						32,922,000		32,922,000

Livestock R&D - Native Animals Nucleus Herd Center (Native Pig, Poultry (Layer & Broiler)						32,922,000		32,922,000

Sub-total, General Administration and Support		70,172,000		14,404,000		32,922,000		117,498,000

JANUARY 3, 2022	OFFICIAL GAZETTE	453
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services				913,000				913,000

Sub-total, Support to Operations				913,000				913,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		158,406,000		67,700,000		7,600,000		233,706,000

HIGHER EDUCATION PROGRAM		158,406,000		67,700,000		7,600,000		233,706,000

Provision of Higher Education Services		158,056,000		15,500,000				173,556,000
Project(s)
Locally-Funded Project(s)		350,000		52,200,000		7,600,000		60,150,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				4,500,000		7,100,000		11,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				44,200,000				44,200,000
Increase in carrying capacity of Nursing and Allied Health Programs		350,000		500,000		500,000		1,350,000
Higher education research improved to promote economic productivity and innovation				7,845,000				7,845,000

RESEARCH PROGRAM				7,845,000				7,845,000

Conduct of Research Services				7,845,000				7,845,000
Community engagement increased				8,347,000				8,347,000

TECHNICAL ADVISORY EXTENSION PROGRAM				8,347,000				8,347,000

Provision of Extension Services				8,347,000				8,347,000

Sub-total, Operations		158,406,000		83,892,000		7,600,000		249,898,000

TOTAL NEW APPROPRIATIONS	₱	228,578,000	₱	99,209,000	₱	40,522,000	₱	368,309,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

454	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	140,208

Total Permanent Positions	140,208

Other Compensation Common to All
Personnel Economic Relief Allowance	6,672
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,668
Honoraria	10,966
Mid-Year Bonus - Civilian	11,683
Year End Bonus	11,683
Cash Gift	1,390
Productivity Enhancement Incentive	1,390
Step Increment	350

Total Other Compensation Common to All	46,162

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	362
Lump-sum for filling of Positions - Civilian	35,041
Lump-sum for Personnel Services	350

Total Other Compensation for Specific Groups	35,753

Other Benefits
PAG-IBIG Contributions	334
PhilHealth Contributions	2,100
Employees Compensation Insurance Premiums	334
Loyalty Award - Civilian	95
Terminal Leave	2,807

Total Other Benefits	5,670

Non-Permanent Positions	785

Total Personnel Services	228,578

Maintenance and Other Operating Expenses
Travelling Expenses	3,859
Training and Scholarship Expenses	9,143
Supplies and Materials Expenses	8,960
Utility Expenses	4,985
Communication Expenses	7,455
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	264
Professional Services	5,633
Repairs and Maintenance	2,685
Financial Assistance/Subsidy	44,700
Taxes, Insurance Premiums and Other Fees	250

JANUARY 3, 2022	OFFICIAL GAZETTE	455
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Advertising Expenses	210
Printing and Publication Expenses	1,125
Representation Expenses	2,180
Transportation and Delivery Expenses	357
Membership Dues and Contributions to Organizations	535
Subscription Expenses	368
Other Maintenance and Operating Expenses	5,500

Total Maintenance and Other Operating Expenses	99,209

Total Current Operating Expenditures	327,787

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	36,117
Machinery and Equipment Outlay	3,695
Furniture, Fixtures and Books Outlet	710

Total Capital Outlays	40,522

TOTAL NEW APPROPRIATIONS	368,309

D.6. MOUNTAIN PROVINCE STATE UNIVERSITY

(MOUNTAIN PROVINCE STATE POLYTECHNIC COLLEGE)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	379,112,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	71,785,000	₱	30,325,000	₱		₱	102,110,000
Operations		119,017,000		123,930,000		34,055,000		277,002,000

HIGHER EDUCATION PROGRAM		117,294,000		115,377,000		34,055,000		266,726,000
RESEARCH PROGRAM		1,723,000		5,038,000				6,761,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,515,000				3,515,000

TOTAL NEW APPROPRIATIONS	₱	190,802,000	₱	154,255,000	₱	34,055,000	₱	379,112,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

456	OFFICIAL GAZETTE	VOL. 118, NO. 1
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PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,193,000	₱	30,325,000	₱		₱	69,518,000
Administration of Personnel Benefits		32,592,000						32,592,000

Sub-total, General Administration and Support		71,785,000		30,325,000				102,110,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		117,294,000		115,377,000		34,055,000		266,726,000

HIGHER EDUCATION PROGRAM		117,294,000		115,377,000		34,055,000		266,726,000

Provision of Higher Education Services		112,992,000		45,912,000				158,904,000
Project(s)
Locally-Funded Project(s)		4,302,000		69,465,000		34,055,000		107,822,000

Repair/Repainting/Improvement of Academic Buildings						18,000,000		18,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of
Equipment				3,500,000		5,500,000		9,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				61,765,000				61,765,000
Increase in carrying capacity of Nursing and Allied Health Programs		4,302,000		1,200,000		10,555,000		16,057,000
Higher education research improved to promote economic productivity and innovation		1,723,000		5,038,000				6,761,000

RESEARCH PROGRAM		1,723,000		5,038,000				6,761,000

Conduct of Research Services		1,723,000		5,038,000				6,761,000
Community engagement increased				3,515,000				3,515,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,515,000				3,515,000

Provision of Extension Services				3,515,000				3,515,000

Sub-total, Operations		119,017,000		123,930,000		34,055,000		277,002,000

TOTAL NEW APPROPRIATIONS	₱	190,802,000	₱	154,255,000	₱	34,055,000	₱	379,112,000

JANUARY 3, 2022	OFFICIAL GAZETTE	457
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	109,153

Total Permanent Positions	109,153

Other Compensation Common to All
Personnel Economic Relief Allowance	5,640
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,410
Honoraria	13,710
Mid-Year Bonus - Civilian	9,097
Year End Bonus	9,097
Cash Gift	1,175
Productivity Enhancement Incentive	1,175
Step Increment	273

Total Other Compensation Common to All	41,937

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	205
Lump-sum for filling of Positions - Civilian	30,890
Lump-sum for Personnel Services	4,302

Total Other Compensation for Specific Groups	35,397

Other Benefits
PAG-IBIG Contributions	282
PhilHealth Contributions	1,759
Employees Compensation Insurance Premiums	282
Loyalty Award - Civilian	290
Terminal Leave	1,702

Total Other Benefits	4,315

Total Personnel Services	190,802

Maintenance and Other Operating Expenses
Travelling Expenses	8,000
Training and Scholarship Expenses	5,750
Supplies and Materials Expenses	31,900
Utility Expenses	4,240
Communication Expenses	2,425
Survey, Research, Exploration and Development Expenses	1,000

458	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	10,000
General Services	7,492
Repairs and Maintenance	7,825
Financial Assistance/Subsidy	62,265
Taxes, Insurance Premiums and Other Fees	2,250
Other Maintenance and Operating Expenses
Advertising Expenses	50
Representation Expenses	2,852
Membership Dues and Contributions to Organizations	155
Subscription Expenses	100
Other Maintenance and Operating Expenses	7,801

Total Maintenance and Other Operating Expenses	154,255

Total Current Operating Expenditures	345,057

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,475
Machinery and Equipment Outlay	13,030
Furniture, Fixtures and Books Outlay	550

Total Capital Outlays	34,055

TOTAL NEW APPROPRIATIONS	379,112

JANUARY 3, 2022	OFFICIAL GAZETTE	459
STATE UNIVERSITIES AND COLLEGES

E. REGION II - CAGAYAN VALLEY

E.1. BATANES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	86,698,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,489,000	₱	1,551,000	₱		₱	20,040,000
Support to Operations				125,000				125,000
Operations		15,720,000		20,113,000		30,700,000		66,533,000

HIGHER EDUCATION PROGRAM		15,720,000		20,113,000		30,700,000		66,533,000

TOTAL NEW APPROPRIATIONS	₱	34,209,000	₱	21,789,000	₱	30,700,000	₱	86,698,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,547,000	₱	1,551,000	₱		₱	15,098,000
Administration of Personnel Benefits		4,942,000						4,942,000

Sub-total, General Administration and Support		18,489,000		1,551,000				20,040,000

Support to Operations
Auxiliary Services				125,000				125,000

Sub-total, Support to Operations				125,000				125,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		15,720,000		20,113,000		30,700,000		66,533,000

460	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HIGHER EDUCATION PROGRAM		15,720,000		20,113,000		30,700,000		66,533,000

Provision of Higher Education Services		15,720,000		8,999,000				24,719,000

Project(s)
Locally-Funded Project(s)				11,114,000		30,700,000		41,814,000

Establishment of Green House Facility & Laboratory Facilities						30,000,000		30,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				1,000,000		700,000		1,700,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				7,114,000				7,114,000
Sub-total, Operations		15,720,000		20,113,000		30,700,000		66,533,000

TOTAL NEW APPROPRIATIONS	₱	34,209,000	₱	21,789,000	₱	30,700,000	₱	86,698,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	20,435

Total Permanent Positions	20,435

Other Compensation Common to All
Personnel Economic Relief Allowance	1,200
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	300
Honoraria	96
Mid-Year Bonus - Civilian	1,703
Year End Bonus	1,703
Cash Gift	250
Productivity Enhancement Incentive	250
Step Increment	51

Total Other Compensation Common to All	5,877

JANUARY 3, 2022	OFFICIAL GAZETTE	461
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	127
Lump-sum for filling of Positions - Civilian	4,942

Total Other Compensation for Specific Groups	5,069

Other Benefits
PAG-IBIG Contributions	60
PhilHealth Contributions	340
Employees Compensation Insurance Premiums	60
Loyalty Award - Civilian	25

Total Other Benefits	485

Non-Permanent Positions	2,343

Total Personnel Services	34,209

Maintenance and Other Operating Expenses
Travelling Expenses	4,000
Training and Scholarship Expenses	1,812
Supplies and Materials Expenses	1,230
Utility Expenses	676
Communication Expenses	1,145
Awards/Rewards and Prizes	100
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	99
Professional Services	168
General Services	531
Repairs and Maintenance	550
Financial Assistance/Subsidy	7,614
Taxes, Insurance Premiums and Other Fees	79
Labor and Wages	1,085
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	150
Other Maintenance and Operating Expenses	1,550

Total Maintenance and Other Operating Expenses	21,789

Total Current Operating Expenditures	55,998

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,315
Machinery and Equipment Outlay	5,315
Furniture, Fixtures and Books Outlay	70

Total Capital Outlays	30,700

TOTAL NEW APPROPRIATIONS	86,698

462	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

E.2. CAGAYAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,199,191,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	177,009,000	₱	26,565,000	₱		₱	203,574,000
Support to Operations		23,890,000		2,390,000				26,280,000
Operations		532,165,000		297,850,000		139,322,000		969,337,000

HIGHER EDUCATION PROGRAM		511,161,000		275,549,000		106,400,000		893,110,000
ADVANCED EDUCATION PROGRAM		19,455,000		926,000				20,381,000
RESEARCH PROGRAM		1,549,000		14,792,000		32,922,000		49,263,000
TECHNICAL ADVISORY EXTENSION PROGRAM				6,583,000				6,583,000

TOTAL NEW APPROPRIATIONS	₱	733,064,000	₱	326,805,000	₱	139,322,000	₱	1,199,191,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	85,038,000	₱	26,565,000	₱		₱	111,603,000
Administration of Personnel Benefits		91,971,000						91,971,000

Sub-total, General Administration and Support		177,009,000		26,565,000				203,574,000

Support to Operations
Auxiliary Services		23,890,000		2,390,000				26,280,000

Sub-total, Support to Operations		23,890,000		2,390,000				26,280,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		511,161,000		275,549,000		106,400,000		893,110,000

JANUARY 3, 2022	OFFICIAL GAZETTE	463
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		511,161,000		275,549,000		106,400,000		893,110,000

Provision of Higher Education Services		459,745,000		49,594,000				509,339,000
Project(s)
Locally-Funded Project(s)		51,416,000		225,955,000		106,400,000		383,771,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				19,900,000		31,400,000		51,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Establishment and/or Support to the College of Medicine		49,866,000		6,000,000		65,000,000		120,866,000
Free Higher Education				195,305,000				195,305,000
Increase in carrying capacity of Nursing and Allied Health Programs		1,550,000		1,750,000		10,000,000		13,300,000
Higher education research improved to promote economic productivity and innovation		21,004,000		15,718,000		32,922,000		69,644,000

ADVANCED EDUCATION PROGRAM		19,455,000		926,000				20,381,000

Provision of Advanced Education Services		19,455,000		926,000				20,381,000
RESEARCH PROGRAM		1,549,000		14,792,000		32,922,000		49,263,000

Conduct of Research Services		1,549,000		14,792,000				16,341,000
Project(s)
Locally-Funded Project(s)						32,922,000		32,922,000

Completion of Project Management Office and Tissue Culture Laboratory for Mangrove and Bamboo Research and Innovation Center, Gonzaga Campus						32,922,000		32,922,000
Community engagement increased				6,583,000				6,583,000

TECHNICAL ADVISORY EXTENSION PROGRAM				6,583,000				6,583,000

Provision of Extension Services				6,583,000				6,583,000

Sub-total, Operations		532,165,000		297,850,000		139,322,000		969,337,000

TOTAL NEW APPROPRIATIONS	₱	733,064,000	₱	326,805,000	₱	139,322,000	₱	1,199,191,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

464	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	452,418

Total Permanent Positions	452,418

Other Compensation Common to All
Personnel Economic Relief Allowance	23,952
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	5,988
Honoraria	4,312
Mid-Year Bonus - Civilian	37,701
Year End Bonus	37,701
Cash Gift	4,990
Productivity Enhancement Incentive	4,990
Step Increment	1,132

Total Other Compensation Common to All	121,126

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,348
Lump-sum for filling of Positions - Civilian	84,958
Lump-sum for Personnel Services	51,416

Total Other Compensation for Specific Groups	137,722

Other Benefits
PAG-IBIG Contributions	1,198
PhilHealth Contributions	7,440
Employees Compensation Insurance Premiums	1,198
Loyalty Award - Civilian	515
Terminal Leave	7,013

Total Other Benefits	17,364

Non-Permanent Positions	4,434

Total Personnel Services	733,064

Maintenance and Other Operating Expenses
Travelling Expenses	16,886
Training and Scholarship Expenses	6,799
Supplies and Materials Expenses	26,922
Utility Expenses	22,274
Communication Expenses	4,929
Awards/Rewards and Prizes	2,000
Survey, Research, Exploration and Development Expenses	1,000

JANUARY 3, 2022	OFFICIAL GAZETTE	465
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	5,794
General Services	1,600
Repairs and Maintenance	3,660
Financial Assistance/Subsidy	195,805
Taxes, Insurance Premiums and Other Fees	6,280
Labor and Wages	54
Other Maintenance and Operating Expenses
Advertising Expenses	221
Printing and Publication Expenses	168
Representation Expenses	2,701
Transportation and Delivery Expenses	165
Rent/Lease Expenses	133
Membership Dues and Contributions to Organizations	135
Subscription Expenses	40
Other Maintenance and Operating Expenses	29,059

Total Maintenance and Other Operating Expenses	326,805

Total Current Operating Expenditures	1,059,869

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	2,000
Buildings and Other Structures	84,223
Machinery and Equipment Outlay	47,959
Furniture, Fixtures and Books Outlay	5,140

Total Capital Outlays	139,322

TOTAL NEW APPROPRIATIONS	1,199,191

E.3. ISABELA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,358,543,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	225,931,000	₱	18,537,000	₱		₱	244,468,000
Support to Operations		8,709,000		13,596,000				22,305,000
Operations		656,446,000		342,617,000		92,707,000		1,091,770,000

HIGHER EDUCATION PROGRAM		611,404,000		329,330,000		92,707,000		1,033,441,000
ADVANCED EDUCATION PROGRAM		14,197,000		3,794,000				17,991,000

466	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

RESEARCH PROGRAM		7,180,000		7,732,000				14,912,000
TECHNICAL ADVISORY EXTENSION PROGRAM		23,665,000		1,761,000				25,426,000

TOTAL NEW APPROPRIATIONS	₱	891,086,000	₱	374,750,000	₱	92,707,000	₱	1,358,543,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	105,862,000	₱	18,537,000	₱		₱	124,399,000
Administration of Personnel Benefits		120,069,000						120,069,000

Sub-total, General Administration and Support		225,931,000		18,537,000				244,468,000

Support to Operations
Auxiliary Services		8,709,000		13,596,000				22,305,000

Sub-total, Support to Operations		8,709,000		13,596,000				22,305,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		611,404,000		329,330,000		92,707,000		1,033,441,000

HIGHER EDUCATION PROGRAM		611,404,000		329,330,000		92,707,000		1,033,441,000

Provision of Higher Education Services		611,404,000		63,610,000				675,014,000
Project(s)
Locally-Funded Project(s)				265,720,000		92,707,000		358,427,000

Renovation and Improvement of Teacher Education Building - Angadanan Campus						7,000,000		7,000,000
Construction of Climate Change and Smart Agriculture Building-Cabagan Campus						15,000,000		15,000,000
Rehabilitation of Old Existing Buildings-Palanan Campus						10,000,000		10,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				23,600,000		37,300,000		60,900,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	467
STATE UNIVERSITIES AND COLLEGES

Student Assistance Program				500,000				500,000
Establishment and/or Support to the College of Medicine				3,151,000		21,848,000		24,999,000
Free Higher Education				229,719,000				229,719,000
Increase in carrying capacity of Nursing and Allied Health Programs				6,250,000		1,559,000		7,809,000
Higher education research improved to promote economic productivity and innovation		21,377,000		11,526,000				32,903,000

ADVANCED EDUCATION PROGRAM		14,197,000		3,794,000				17,991,000

Provision of Advanced Education Services		14,197,000		3,794,000				17,991,000
RESEARCH PROGRAM		7,180,000		7,732,000				14,912,000

Conduct of Research Services		7,180,000		7,732,000				14,912,000
Community engagement increased		23,665,000		1,761,000				25,426,000

TECHNICAL ADVISORY EXTENSION PROGRAM		23,665,000		1,761,000				25,426,000

Provision of Extension Services		23,665,000		1,761,000				25,426,000

Sub-total, Operations		656,446,000		342,617,000		92,707,000		1,091,770,000

TOTAL NEW APPROPRIATIONS	₱	891,086,000	₱	374,750,000	₱	92,707,000	₱	1,358,543,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	598,710

Total Permanent Positions	598,710

Other Compensation Common to All
Personnel Economic Relief Allowance	27,696
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	6,924
Honoraria	2,452
Mid-Year Bonus - Civilian	49,893
Year End Bonus	49,893
Cash Gift	5,770
Productivity Enhancement Incentive	5,770
Step Increment	1,497

Total Other Compensation Common to All	150,399

468	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,829
Lump-sum for filling Positions - Civilian	102,354

Total Other Compensation for Specific Groups	105,183

Other Benefits
PAG-IBIG Contributions	1,385
PhilHealth Contributions	9,082
Employees Compensation Insurance Premiums	1,385
Loyalty Award - Civilian	925
Terminal Leave	17,715

Total Other Benefits	30,492

Non-Permanent Positions	6,302

Total Personnel Services	891,086

Maintenance and Other Operating Expenses
Travelling Expenses	4,576
Training and Scholarship Expenses	6,866
Supplies and Materials Expenses	27,756
Utility Expenses	23,240
Communication Expenses	4,912
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	401
Professional Services	3,283
General Services	19,878
Repairs and Maintenance	10,458
Financial Assistance/Subsidy	230,219
Taxes, Insurance Premiums and Other Fees	1,303
Labor and Wages	3,342
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	562
Representation Expenses	1,794
Transportation and Delivery Expenses	162
Membership Dues and Contributions to Organizations	94
Subscription Expenses	1,109
Other Maintenance and Operating Expenses	33,765

Total Maintenance and Other Operating Expenses	374,750

Total Current Operating Expenditures	1,265,836

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	70,633

JANUARY 3, 2022	OFFICIAL GAZETTE	469
STATE UNIVERSITIES AND COLLEGES

Machinery and Equipment Outlay	18,344
Furniture, Fixtures and Books Outlay	3,730

Total Capital Outlays	92,707

TOTAL NEW APPROPRIATIONS	1,358,543

E.4. NUEVA VIZCAYA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	609,998,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	115,622,000	₱	25,765,000	₱	6,420,000	₱	147,807,000
Support to Operations		10,700,000		207,000				10,907,000
Operations		304,992,000		131,627,000		14,665,000		451,284,000

HIGHER EDUCATION PROGRAM		281,777,000		129,699,000		14,665,000		426,141,000
ADVANCED EDUCATION PROGRAM		4,589,000		87,000				4,676,000
RESEARCH PROGRAM		9,769,000		1,412,000				11,181,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,857,000		429,000				9,286,000

TOTAL NEW APPROPRIATIONS	₱	431,314,000	₱	157,599,000	₱	21,085,000	₱	609,998,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,019,000	₱	25,765,000	₱	₱	74,784,000
Administration of Personnel Benefits		66,603,000					66,603,000

470	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Project(s)
Locally-Funded Project(s)			6,420,000	6,420,000

Construction of Campus Drainage System/Flood Control, Bayombong Campus			6,420,000	6,420,000

Sub-total, General Administration and Support	115,622,000	25,765,000	6,420,000	147,807,000

Support to Operations
Auxiliary Services	10,700,000	207,000		10,907,000

Sub-total, Support to Operations	10,700,000	207,000		10,907,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	281,777,000	129,699,000	14,665,000	426,141,000

HIGHER EDUCATION PROGRAM	281,777,000	129,699,000	14,665,000	426,141,000

Provision of Higher Education Services	281,402,000	26,698,000		308,100,000
Project(s)
Locally-Funded Project(s)	375,000	103,001,000	14,665,000	118,041,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment		4,300,000	6,900,000	11,200,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000
Upgrading of Campuses’ Backbone to Fiber Optic			7,265,000	7,265,000
Free Higher Education		95,451,000		95,451,000
Increase in carrying capacity of Nursing and Allied Health Programs	375,000	250,000	500,000	1,125,000
Higher education research improved to promote economic productivity and innovation	14,358,000	1,499,000		15,857,000

ADVANCED EDUCATION PROGRAM	4,589,000	87,000		4,676,000

Provision of Advanced Education Services	4,589,000	87,000		4,676,000
RESEARCH PROGRAM	9,769,000	1,412,000		11,181,000

Conduct of Research Services	9,769,000	1,412,000		11,181,000
Community engagement increased	8,857,000	429,000		9,286,000

JANUARY 3, 2022	OFFICIAL GAZETTE	471
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		8,857,000		429,000				9,286,000

Provision of Extension Services		8,857,000		429,000				9,286,000

Sub-total, Operations		304,992,000		131,627,000		14,665,000		451,284,000

TOTAL NEW APPROPRIATIONS	₱	431,314,000	₱	157,599,000	₱	21,085,000	₱	609,998,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	280,094

Total Permanent Positions	280,094

Other Compensation Common to All
Personnel Economic Relief Allowance	13,464
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	3,366
Honoraria	3,794
Mid-Year Bonus - Civilian	23,341
Year End Bonus	23,341
Cash Gift	2,805
Productivity Enhancement Incentive	2,805
Step Increment	701

Total Other Compensation Common to All	73,857

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,168
Lump-sum for filling of Positions - Civilian	65,557
Lump-sum for Personnel Services	375

Total Other Compensation for Specific Groups	67,100

Other Benefits
PAG-IBIG Contributions	674
PhilHealth Contributions	4,310
Employees Compensation Insurance Premiums	674
Loyalty Award - Civilian	535
Terminal Leave	1,046

Total Other Benefits	7,239

472	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Non-Permanent Positions	3,024

Total Personnel Services	431,314

Maintenance and Other Operating Expenses
Travelling Expenses	4,843
Training and Scholarship Expenses	5,499
Supplies and Materials Expenses	12,143
Utility Expenses	11,034
Communication Expenses	951
Awards/Rewards and Prizes	125
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	5,085
General Services	8,827
Repairs and Maintenance	1,900
Financial Assistance/Subsidy	95,951
Taxes, Insurance Premiums and Other Fees	1,900
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	115
Representation Expenses	1,364
Transportation and Delivery Expenses	1,364
Membership Dues and Contributions to Organizations	200
Other Maintenance and Operating Expenses	5,050

Total Maintenance and Other Operating Expenses	157,599

Total Current Operating Expenditures	588,913

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	6,420
Buildings and Other Structures	3,105
Machinery and Equipment Outlay	10,870
Furniture, Fixtures and Books Outlay	690

Total Capital Outlays	21,085

TOTAL NEW APPROPRIATIONS	609,998

E.5. QUIRINO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	284,134,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	473
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	27,486,000	₱	26,058,000	₱	8,000,000	₱	61,544,000
Support to Operations		7,776,000		6,325,000				14,101,000
Operations		116,448,000		71,141,000		20,900,000		208,489,000

HIGHER EDUCATION PROGRAM		93,768,000		65,064,000		15,900,000		174,732,000
ADVANCED EDUCATION PROGRAM		1,903,000		1,210,000				3,113,000
RESEARCH PROGRAM		9,962,000		4,434,000		5,000,000		19,396,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,815,000		433,000				11,248,000

TOTAL NEW APPROPRIATIONS	₱	151,710,000	₱	103,524,000	₱	28,900,000	₱	284,134,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,578,000	₱	26,058,000	₱		₱	47,636,000
Administration of Personnel Benefits		5,908,000						5,908,000
Project(s)
Locally-Funded Project(s)						8,000,000		8,000,000

Construction of Centralized Water System (Maddela Campus)						8,000,000		8,000,000

Sub-total, General Administration and Support		27,486,000		26,058,000		8,000,000		61,544,000

Support to Operations
Auxiliary Services		7,776,000		6,325,000				14,101,000

Sub-total, Support to Operations		7,776,000		6,325,000				14,101,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		93,768,000		65,064,000		15,900,000		174,732,000

HIGHER EDUCATION PROGRAM		93,768,000		65,064,000		15,900,000		174,732,000

Provision of Higher Education Services		92,918,000		11,300,000				104,218,000

474	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Project(s)
Locally-Funded Project(s)		850,000		53,764,000		15,900,000		70,514,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				3,700,000		5,900,000		9,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				46,413,000				46,413,000
Increase in carrying capacity of Nursing and Allied Health Programs		850,000		651,000		10,000,000		11,501,000
Higher education research improved to promote economic productivity and innovation		11,865,000		5,644,000		5,000,000		22,509,000

ADVANCED EDUCATION PROGRAM		1,903,000		1,210,000				3,113,000

Provision of Advanced Education Services		1,903,000		1,210,000				3,113,000
RESEARCH PROGRAM		9,962,000		4,434,000		5,000,000		19,396,000

Conduct of Research Services		9,962,000		4,434,000				14,396,000
Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

Mushroom Research Center (Diffun Campus)						5,000,000		5,000,000
Community engagement increased		10,815,000		433,000				11,248,000

TECHNICAL ADVISORY EXTENSION PROGRAM		10,815,000		433,000				11,248,000

Provision of Extension Services		10,815,000		433,000				11,248,000

Sub-total, Operations		116,448,000		71,141,000		20,900,000		208,489,000

TOTAL NEW APPROPRIATIONS	₱	151,710,000	₱	103,524,000	₱	28,900,000	₱	284,134,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	110,298

Total Permanent Positions	110,298

JANUARY 3, 2022	OFFICIAL GAZETTE	475
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	6,288
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,572
Honoraria	1,903
Mid-Year Bonus - Civilian	9,192
Year End Bonus	9,192
Cash Gift	1,310
Productivity Enhancement Incentive	1,310
Step Increment	275

Total Other Compensation Common to All	31,378

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	374
Lump-sum for filling of Positions - Civilian	2,288
Lump-sum for Personnel Services	850

Total Other Compensation for Specific Groups	3,512

Other Benefits
PAG-IBIG Contributions	315
PhilHealth Contributions	1,830
Employees Compensation Insurance Premiums	315
Loyalty Award - Civilian	115
Terminal Leave	3,620

Total Other Benefits	6,195

Non-Permanent Positions	327

Total Personnel Services	151,710

Maintenance and Other Operating Expenses
Travelling Expenses	2,453
Training and Scholarship Expenses	4,114
Supplies and Materials Expenses	18,502
Utility Expenses	10,042
Communication Expenses	791
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	3,410
General Services	4,263
Repairs and Maintenance	2,150
Financial Assistance/Subsidy	46,913
Taxes, Insurance Premiums and Other Fees	1,862
Labor and Wages	600
Other Maintenance and Operating Expenses
Advertising Expenses	81
Printing and Publication Expenses	1,524
Representation Expenses	681
Membership Dues and Contributions to Organizations	139

476	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Subscription Expenses	12
Other Maintenance and Operating Expenses	4,851

Total Maintenance and Other Operating Expenses	103,524

Total Current Operating Expenditures	255,234

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,000
Buildings and Other Structures	7,655
Machinery and Equipment Outlay	12,655
Furniture, Fixtures and Books Outlay	590

Total Capital Outlays	28,900

TOTAL NEW APPROPRIATIONS	284,134

JANUARY 3, 2022	OFFICIAL GAZETTE	477
STATE UNIVERSITIES AND COLLEGES

F. REGION III - CENTRAL LUZON

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	189,117,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	22,883,000	₱	9,968,000			₱	32,851,000
Support to Operations		2,703,000		2,049,000				4,752,000
Operations		63,490,000		81,924,000		6,100,000		151,514,000

HIGHER EDUCATION PROGRAM		63,490,000		77,688,000		6,100,000		147,278,000
RESEARCH PROGRAM				2,166,000				2,166,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,070,000				2,070,000

TOTAL NEW APPROPRIATIONS	₱	89,076,000	₱	93,941,000	₱	6,100,000	₱	189,117,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,535,000	₱	9,968,000	₱		₱	32,503,000
Administration of Personnel Benefits		348,000						348,000

Sub-total, General Administration and Support		22,883,000		9,968,000				32,851,000

Support to Operations
Auxiliary Services		2,703,000		2,049,000				4,752,000

Sub-total, Support to Operations		2,703,000		2,049,000				4,752,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		63,490,000		77,688,000		6,100,000		147,278,000

478	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HIGHER EDUCATION PROGRAM		63,490,000		77,688,000		6,100,000		147,278,000

Provision of Higher Education Services		63,490,000		25,942,000				89,432,000
Project(s)
Locally-Funded Project(s)				51,746,000		6,100,000		57,846,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				3,900,000		6,100,000		10,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				44,846,000				44,846,000
Higher education research improved to promote economic productivity and innovation				2,166,000				2,166,000

RESEARCH PROGRAM				2,166,000				2,166,000

Conduct of Research Services				2,166,000				2,166,000
Community engagement increased				2,070,000				2,070,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,070,000				2,070,000

Provision of Extension Services				2,070,000				2,070,000

Sub-total, Operations		63,490,000		81,924,000		6,100,000		151,514,000

TOTAL NEW APPROPRIATIONS	₱	89,076,000	₱	93,941,000	₱	6,100,000	₱	189,117,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	65,598

Total Permanent Positions	65,598

Other Compensation Common to All
Personnel Economic Relief Allowance	3,384
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	846
Honoraria	2,999
Mid-Year Bonus - Civilian	5,467

JANUARY 3, 2022	OFFICIAL GAZETTE	479
STATE UNIVERSITIES AND COLLEGES

Year End Bonus	5,467
Cash Gift	705
Productivity Enhancement Incentive	705
Step Increment	165

Total Other Compensation Common to All	20,074

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	121

Total Other Compensation for Specific Groups	121

Other Benefits
PAG-IBIG Contributions	169
PhilHealth Contributions	1,008
Employees Compensation Insurance Premiums	169
Loyalty Award - Civilian	105
Terminal Leave	348

Total Other Benefits	1,799

Non-Permanent Positions	1,484

Total Personnel Services	89,076

Maintenance and Other Operating Expenses
Travelling Expenses	4,350
Training and Scholarship Expenses	4,850
Supplies and Materials Expenses	4,904
Utility Expenses	2,309
Communication Expenses	450
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	137
Professional Services	15,780
General Services	2,930
Repairs and Maintenance	2,800
Financial Assistance/Subsidy	45,346
Taxes, Insurance Premiums and Other Fees	600
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	200
Representation Expenses	651
Transportation and Delivery Expenses	100
Rent/Lease Expenses	168
Membership Dues and Contributions to Organizations	1,000
Subscription Expenses	50
Donations	15
Other Maintenance and Operating Expenses	6,201

Total Maintenance and Other Operating Expenses	93,941

Total Current Operating Expenditures	183,017

480	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,745
Machinery and Equipment Outlay	2,745
Furniture, Fixtures and Books Outlay	610

Total Capital Outlays	6,100

TOTAL NEW APPROPRIATIONS	189,117

F.2. BATAAN PENINSULA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	690,502,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	79,123,000	₱	11,625,000	₱		₱	90,748,000
Support to Operations		12,753,000		8,129,000				20,882,000
Operations		271,714,000		243,858,000		63,300,000		578,872,000

HIGHER EDUCATION PROGRAM		264,770,000		237,998,000		63,300,000		566,068,000
RESEARCH PROGRAM		5,131,000		3,795,000				8,926,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,813,000		2,065,000				3,878,000

TOTAL NEW APPROPRIATIONS	₱	363,590,000	₱	263,612,000	₱	63,300,000	₱	690,502,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,049,000	₱	11,625,000	₱	₱	66,674,000
Administration of Personnel Benefits		24,074,000					24,074,000

Sub-total, General Administration and Support		79,123,000		11,625,000			90,748,000

JANUARY 3, 2022	OFFICIAL GAZETTE	481
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		12,753,000		8,129,000				20,882,000

Sub-total, Support to Operations		12,753,000		8,129,000				20,882,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		264,770,000		237,998,000		63,300,000		566,068,000

HIGHER EDUCATION PROGRAM		264,770,000		237,998,000		63,300,000		566,068,000

Provision of Higher Education Services		249,770,000		37,317,000				287,087,000
Project(s)
Locally-Funded Project(s)		15,000,000		200,681,000		63,300,000		278,981,000

Repair and Rehabilitation of Academic Building II, Dinalupihan Campus						30,000,000		30,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				8,400,000		13,300,000		21,700,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				186,881,000				186,881,000
Increase in carrying capacity of Nursing and Allied Health Programs		15,000,000		2,400,000		20,000,000		37,400,000
Higher education research improved to promote economic productivity and innovation		5,131,000		3,795,000				8,926,000

RESEARCH PROGRAM		5,131,000		3,795,000				8,926,000

Conduct of Research Services		5,131,000		3,795,000				8,926,000
Community engagement increased		1,813,000		2,065,000				3,878,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,813,000		2,065,000				3,878,000

Provision of Extension Services		1,813,000		2,065,000				3,878,000

Sub-total, Operations		271,714,000		243,858,000		63,300,000		578,872,000

TOTAL NEW APPROPRIATIONS	₱	363,590,000	₱	263,612,000	₱	63,300,000	₱	690,502,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

482	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	242,792

Total Permanent Positions	242,792

Other Compensation Common to All
Personnel Economic Relief Allowance	12,288
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,072
Honoraria	9,734
Mid-Year Bonus - Civilian	20,233
Year End Bonus	20,233
Cash Gift	2,560
Productivity Enhancement Incentive	2,560
Step Increment	607

Total Other Compensation Common to All	71,647

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	845
Lump-sum for filling of Positions - Civilian	23,229
Lump-sum for Personnel Services	15,000
Anniversary Bonus - Civilian	1,548

Total Other Compensation for Specific Groups	40,622

Other Benefits
PAG-IBIG Contributions	614
PhilHealth Contributions	4,064
Employees Compensation Insurance Premiums	614
Loyalty Award - Civilian	295
Terminal Leave	845

Total Other Benefits	6,432

Non-Permanent Positions	2,097

Total Personnel Services	363,590

Maintenance and Other Operating Expenses
Travelling Expenses	1,917
Training and Scholarship Expenses	4,340
Supplies and Materials Expenses	13,518
Utility Expenses	21,019
Communication Expenses	6,171
Awards/Rewards and Prizes	90
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,980

JANUARY 3, 2022	OFFICIAL GAZETTE	483
STATE UNIVERSITIES AND COLLEGES

General Services	1,148
Repairs and Maintenance	2,465
Financial Assistance/Subsidy	187,381
Taxes, Insurance Premiums and Other Fees	1,673
Labor and Wages	1,059
Other Maintenance and Operating Expenses
Advertising Expenses	215
Printing and Publication Expenses	4
Representation Expenses	2,367
Transportation and Delivery Expenses	42
Rent/Lease Expenses	185
Subscription Expenses	4,093
Other Maintenance and Operating Expenses	12,813

Total Maintenance and Other Operating Expenses	263,612

Total Current Operating Expenditures	627,202

Capital Outlays
Property, Plant and Equipment Outlay
Buidings and Other Structures Outlay	35,985
Machinery and Equipment Outlay	25,985
Furniture, Fixtures and Books Outlay	1,330

Total Capital Outlays	63,300

TOTAL NEW APPROPRIATIONS	690,502

F.3. BULACAN AGRICULTURAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	304,029,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	30,947,000	₱	9,638,000	₱		₱	40,585,000
Support to Operations		2,962,000		2,168,000				5,130,000
Operations		87,817,000		88,897,000		81,600,000		258,314,000

HIGHER EDUCATION PROGRAM		82,605,000		84,971,000		81,600,000		249,176,000
RESEARCH PROGRAM		1,492,000		2,587,000				4,079,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,720,000		1,339,000				5,059,000

TOTAL NEW APPROPRIATIONS	₱	121,726,000	₱	100,703,000	₱	81,600,000	₱	304,029,000

484	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,217,000	₱	9,638,000	₱		₱	27,855,000
Administration of Personnel Benefits		12,730,000						12,730,000

Sub-total, General Administration and Support		30,947,000		9,638,000				40,585,000

Support to Operations
Auxiliary Services		2,962,000		2,168,000				5,130,000

Sub-total, Support to Operations		2,962,000		2,168,000				5,130,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		82,605,000		84,971,000		81,600,000		249,176,000

HIGHER EDUCATION PROGRAM		82,605,000		84,971,000		81,600,000		249,176,000

Provision of Higher Education Services		82,605,000		34,235,000				116,840,000
Project(s)
Locally-Funded Project(s)				50,736,000		81,600,000		132,336,000

Upgrading of Five Units of Greenhouses at BASC College of Agriculture Campus and One Unit at BASC DRT Campus to Automated Greenhouse						30,000,000		30,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				4,200,000		6,600,000		10,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Construction of Four-Storey Veterinary Medicine Building including Acquisition of Equipment BASC-Pinaod San Ildefonso, Bulacan						45,000,000		45,000,000
Free Higher Education				43,536,000				43,536,000
Higher education research improved to promote economic productivity and innovation		1,492,000		2,587,000				4,079,000

RESEARCH PROGRAM		1,492,000		2,587,000				4,079,000

Conduct of Research Services		1,492,000		2,587,000				4,079,000

JANUARY 3, 2022	OFFICIAL GAZETTE	485
STATE UNIVERSITIES AND COLLEGES

Community engagement increased		3,720,000		1,339,000				5,059,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,720,000		1,339,000				5,059,000

Provision of Extension Services		3,720,000		1,339,000				5,059,000

Sub-total, Operations		87,817,000		88,897,000		81,600,000		258,314,000

TOTAL NEW APPROPRIATIONS	₱	121,726,000	₱	100,703,000	₱	81,600,000	₱	304,029,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	83,235

Total Permanent Positions	83,235

Other Compensation Common to All
Personnel Economic Relief Allowance	4,464
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,116
Honoraria	1,200
Mid-Year Bonus - Civilian	6,937
Year End Bonus	6,937
Cash Gift	930
Productivity Enhancement Incentive	930
Step Increment	208

Total Other Compensation Common to All	22,962

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	112
Lump-sum for filling of Positions - Civilian	8,362
Anniversary Bonus - Civilian	594

Total Other Compensation for Specific Groups	9,068

Other Benefits
PAG-IBIG Contributions	222
PhilHealth Contributions	1,362
Employees Compensation Insurance Premiums	222
Loyalty Award - Civilian	80
Terminal Leave	4,368

Total Other Benefits	6,254

486	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Non-Permanent Positions	207

Total Personnel Services	121,726

Maintenance and Other Operating Expenses
Travelling Expenses	2,863
Training and Scholarship Expenses	3,632
Supplies and Materials Expenses	12,736
Utility Expenses	6,592
Communication Expenses	1,639
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	200
General Services	2,635
Repairs and Maintenance	6,691
Financial Assistance/Subsidy	49,036
Taxes, Insurance Premiums and Other Fees	1,166
Labor and Wages	815
Other Maintenance and Operating Expenses
Advertising Expenses	856
Printing and Publication Expenses	550
Representation Expenses	2,431
Transportation and Delivery Expenses	234
Rent/Lease Expenses	545
Membership Dues and Contributions to Organizations	650
Subscription Expenses	300
Other Maintenance and Operating Expenses	6,000

Total Maintenance and Other Operating Expenses	100,703

Total Current Operating Expenditures	222,429

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	67,970
Machinery and Equipment Outlay	12,970
Furniture, Fixtures and Books Outlay	660

Total Capital Outlays	81,600

TOTAL NEW APPROPRIATIONS	304,029

F.4. BULACAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,408,572,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	487
STATE UNIVERSITIES AND COLLEGES

PROGRAM
General Administration and Support	₱	103,519,000	₱	48,231,000	₱		₱	151,750,000
Support to Operations		1,655,000		515,000				2,170,000
Operations		505,615,000		643,936,000		105,101,000		1,254,652,000

HIGHER EDUCATION PROGRAM		475,009,000		549,679,000		105,101,000		1,129,789,000
ADVANCED EDUCATION PROGRAM		5,194,000		6,332,000				11,526,000
RESEARCH PROGRAM		4,887,000		85,695,000				90,582,000
TECHNICAL ADVISORY EXTENSION PROGRAM		20,525,000		2,230,000				22,755,000

TOTAL NEW APPROPRIATIONS	₱	610,789,000	₱	692,682,000	₱	105,101,000	₱	1,408,572,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	44,021,000	₱	48,231,000	₱		₱	92,252,000
Administration of Personnel Benefits		59,498,000						59,498,000

Sub-total, General Administration and Support		103,519,000		48,231,000				151,750,000

Support to Operations
Auxiliary Services		1,655,000		515,000				2,170,000

Sub-total, Support to Operations		1,655,000		515,000				2,170,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		475,009,000		549,679,000		105,101,000		1,129,789,000

HIGHER EDUCATION PROGRAM		475,009,000		549,679,000		105,101,000		1,129,789,000

Provision of Higher Education Services		471,009,000		119,758,000		60,000,000		650,767,000
Project(s)
Locally-Funded Project(s)		4,000,000		429,921,000		45,101,000		479,022,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				23,100,000		36,600,000		59,700,000

488	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				403,402,000				403,402,000
Increase in carrying capacity of Nursing and Allied Health Programs		4,000,000		419,000		8,501,000		12,920,000
Higher education research improved to promote economic productivity and innovation		10,081,000		92,027,000				102,108,000

ADVANCED EDUCATION PROGRAM		5,194,000		6,332,000				11,526,000

Provision of Advanced Education Services		5,194,000		6,332,000				11,526,000
RESEARCH PROGRAM		4,887,000		85,695,000				90,582,000

Conduct of Research Services		4,887,000		85,695,000				90,582,000

Community engagement increased		20,525,000		2,230,000				22,755,000

TECHNICAL ADVISORY EXTENSION PROGRAM		20,525,000		2,230,000				22,755,000

Provision of Extension Services		20,525,000		2,230,000				22,755,000

Sub-total, Operations		505,615,000		643,936,000		105,101,000		1,254,652,000

TOTAL NEW APPROPRIATIONS	₱	610,789,000	₱	692,682,000	₱	105,101,000	₱	1,408,572,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	430,733

Total Permanent Positions	430,733

Other Compensation Common to All
Personnel Economic Relief Allowance	18,144
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	4,536
Honoraria	3,037
Mid-Year Bonus - Civilian	35,894
Year End Bonus	35,894
Cash Gift	3,780

JANUARY 3, 2022	OFFICIAL GAZETTE	489
STATE UNIVERSITIES AND COLLEGES

Productivity Enhancement Incentive	3,780
Step Increment	1,075

Total Other Compensation Common to All	106,500

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	731
Lump-sum for filling of Positions - Civilian	55,602
Lump-sum for Personnel Services	4,000

Total Other Compensation for Specific Groups	60,333

Other Benefits
PAG-IBIG Contributions	907
PhilHealth Contributions	6,577
Employees Compensation Insurance Premiums	907
Loyalty Award - Civilian	535
Terminal Leave	3,896

Total Other Benefits	12,822

Non-Permanent Positions	401

Total Personnel Services	610,789

Maintenance and Other Operating Expenses
Travelling Expenses	18,119
Training and Scholarship Expenses	12,813
Supplies and Materials Expenses	66,573
Utility Expenses	29,899
Communication Expenses	11,952
Awards/Rewards and Prizes	600
Survey, Research, Exploration and Development Expenses	1,131
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	6,436
General Services	41,323
Repairs and Maintenance	10,826
Financial Assistance/Subsidy	410,902
Taxes, Insurance Premiums and Other Fees	2,800
Other Maintenance and Operating Expenses
Advertising Expenses	130
Printing and Publication Expenses	37,469
Representation Expenses	2,160
Rent/Lease Expenses	1,100
Membership Dues and Contributions to Organizations	200
Subscription Expenses	3,060
Other Maintenance and Operating Expenses	35,057

Total Maintenance and Other Operating Expenses	692,682

Total Current Operating Expenditures	1,303,471

Capital Outlays
Property, Plant and Equipment
Buildings and Other Structures	16,470

490	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Machinery and Equipment Outlay	84,971
Furniture, Fixtures and Books Outlay	3,660

Total Capital Outlays	105,101

TOTAL NEW APPROPRIATIONS	1,408,572

F.5. CENTRAL LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,014,263,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	234,091,000	₱	78,126,000	₱		₱	312,217,000
Support to Operations		13,104,000		7,642,000				20,746,000
Operations		399,792,000		215,137,000		66,371,000		681,300,000

HIGHER EDUCATION PROGRAM		361,871,000		160,708,000		66,371,000		588,950,000
ADVANCED EDUCATION PROGRAM				3,005,000				3,005,000
RESEARCH PROGRAM		28,885,000		8,753,000				37,638,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,036,000		42,671,000				51,707,000

TOTAL NEW APPROPRIATIONS	₱	646,987,000	₱	300,905,000	₱	66,371,000	₱	1,014,263,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	155,834,000	₱	78,126,000	₱	₱	233,960,000
Administration of Personnel Benefits		78,257,000					78,257,000

Sub-total, General Administration and Support		234,091,000		78,126,000			312,217,000

Support to Operations
Auxiliary Services		13,104,000		7,642,000			20,746,000

Sub-total, Support to Operations		13,104,000		7,642,000			20,746,000

JANUARY 3, 2022	OFFICIAL GAZETTE	491
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		361,871,000		160,708,000		66,371,000		588,950,000

HIGHER EDUCATION PROGRAM		361,871,000		160,708,000		66,371,000		588,950,000

Provision of Higher Education Services		361,871,000		42,801,000		21,271,000		425,943,000
Project(s)
Locally-Funded Project(s)				117,907,000		45,100,000		163,007,000

Construction of Food Innovation and Training Center Facility						25,000,000		25,000,000
Rehabilitation and Renovation of Building and Facilities in Poultry Module 1 and Swine Module 1						7,600,000		7,600,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				7,000,000		12,500,000		19,500,000
Futures Thinking Research and Innovations for Food Systems and Food Security				5,000,000				5,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				104,907,000				104,907,000
Higher education research improved to promote economic productivity and innovation		28,885,000		11,758,000				40,643,000

ADVANCED EDUCATION PROGRAM				3,005,000				3,005,000

Provision of Advanced Education Services				3,005,000				3,005,000
RESEARCH PROGRAM		28,885,000		8,753,000				37,638,000

Conduct of Research Services		28,885,000		8,753,000				37,638,000
Community engagement increased		9,036,000		42,671,000				51,707,000

TECHNICAL ADVISORY EXTENSION PROGRAM		9,036,000		42,671,000				51,707,000

Provision of Extension Services		9,036,000		42,671,000				51,707,000

Sub-total, Operations		399,792,000		215,137,000		66,371,000		681,300,000

TOTAL NEW APPROPRIATIONS	₱	646,987,000	₱	300,905,000	₱	66,371,000	₱	1,014,263,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

492	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	437,157

Total Permanent Positions	437,157

Other Compensation Common to All
Personnel Economic Relief Allowance	23,184
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	5,796
Honoraria	3,438
Mid-Year Bonus - Civilian	36,430
Year End Bonus	36,430
Cash Gift	4,830
Productivity Enhancement Incentive	4,830
Step Increment	1,093

Total Other Compensation Common to All	116,535

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,091
Longevity Pay	620
Lump-sum for filling of Positions - Civilian	72,604
Anniversary Bonus - Civilian	2,856

Total Other Compensation for Specific Groups	78,171

Other Benefits
PAG-IBIG Contributions	1,160
PhilHealth Contributions	6,656
Employees Compensation Insurance Premiums	1,160
Loyalty Award - Civilian	495
Terminal Leave	5,653

Total Other Benefits	15,124

Total Personnel Services	646,987

Maintenance and Other Operating Expenses
Travelling Expenses	6,294
Training and Scholarship Expenses	5,367
Supplies and Materials Expenses	37,756
Utility Expenses	60,661
Communication Expenses	11,030
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,093
Professional Services	1,600
General Services	23,029

JANUARY 3, 2022	OFFICIAL GAZETTE	493
STATE UNIVERSITIES AND COLLEGES

Repairs and Maintenance	19,498
Financial Assistance/Subsidy	105,407
Taxes, Insurance Premiums and Other Fees	6,000
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,357
Representation Expenses	2,259
Membership Dues and Contributions to Organizations	3,454
Other Maintenance and Operating Expenses	10,100

Total Maintenance and Other Operating Expenses	300,905

Total Current Operating Expenditures	947,892

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,225
Machinery and Equipment Outlay	26,896
Furniture, Fixtures and Books Outlay	1,250

Total Capital Outlays	66,371

TOTAL NEW APPROPRIATIONS	1,014,263

F.6. DON HONORIO VENTURA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	996,463,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	46,298,000	₱	19,442,000	₱		₱	65,740,000
Support to Operations		4,559,000		3,095,000				7,654,000
Operations		246,656,000		616,415,000		59,998,000		923,069,000

HIGHER EDUCATION PROGRAM		225,469,000		612,948,000		59,998,000		898,415,000
ADVANCED EDUCATION PROGRAM		16,925,000		415,000				17,340,000
RESEARCH PROGRAM		2,294,000		1,836,000				4,130,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,968,000		1,216,000				3,184,000

TOTAL NEW APPROPRIATIONS	₱	297,513,000	₱	638,952,000	₱	59,998,000	₱	996,463,000

494	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,529,000	₱	19,442,000	₱		₱	55,971,000
Administration of Personnel Benefits		9,769,000						9,769,000

Sub-total, General Administration and Support		46,298,000		19,442,000				65,740,000

Support to Operations
Auxiliary Services		4,559,000		3,095,000				7,654,000

Sub-total, Support to Operations		4,559,000		3,095,000				7,654,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		225,469,000		612,948,000		59,998,000		898,415,000

HIGHER EDUCATION PROGRAM		225,469,000		612,948,000		59,998,000		898,415,000

Provision of Higher Education Services		220,719,000		29,697,000		14,598,000		265,014,000
Project(s)
Locally-Funded Project(s)		4,750,000		583,251,000		45,400,000		633,401,000

Construction of Multi-Purpose Building (Covered Court), Sto. Tomas, Pampanga						7,000,000		7,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				22,700,000		35,900,000		58,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				555,051,000				555,051,000
Increase in carrying capacity of Nursing and Allied Health Programs		4,750,000		2,500,000		2,500,000		9,750,000
Higher education research improved to promote economic productivity and innovation		19,219,000		2,251,000				21,470,000

JANUARY 3, 2022	OFFICIAL GAZETTE	495
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		16,925,000		415,000				17,340,000

Provision of Advanced Education Services		16,925,000		415,000				17,340,000
RESEARCH PROGRAM		2,294,000		1,836,000				4,130,000

Conduct of Research Services		2,294,000		1,836,000				4,130,000
Community engagement increased		1,968,000		1,216,000				3,184,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,968,000		1,216,000				3,184,000

Provision of Extension Services		1,968,000		1,216,000				3,184,000

Sub-total, Operations		246,656,000		616,415,000		59,998,000		923,069,000

TOTAL NEW APPROPRIATIONS	₱	297,513,000	₱	638,952,000	₱	59,998,000	₱	996,463,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	191,796

Total Permanent Positions	191,796

Other Compensation Common to All
Personnel Economic Relief Allowance	9,984
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,496
Honoraria	3,828
Mid-Year Bonus - Civilian	15,983
Year End Bonus	15,983
Cash Gift	2,080
Productivity Enhancement Incentive	2,080
Step Increment	479

Total Other Compensation Common to All	53,393

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,854
Lump-sum for filling of Positions - Civilian	8,112
Lump-sum for Personnel Services	4,750

Total Other Compensation for Specific Groups	14,716

Other Benefits
PAG-IBIG Contributions	499
PhilHealth Contributions	3,209

496	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Employees Compensation Insurance Premiums	499
Loyalty Award - Civilian	280
Terminal Leave	1,657

Total Other Benefits	6,144

Non-Permanent Positions	31,464

Total Personnel Services	297,513

Maintenance and Other Operating Expenses
Travelling Expenses	806
Training and Scholarship Expenses	5,707
Supplies and Materials Expenses	22,771
Utility Expenses	7,884
Communication Expenses	666
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,907
General Services	4,808
Repairs and Maintenance	5,114
Financial Assistance/Subsidy	555,551
Taxes, Insurance Premiums and Other Fees	803
Other Maintenance and Operating Expenses
Advertising Expenses	83
Printing and Publication Expenses	106
Representation Expenses	156
Transportation and Delivery Expenses	206
Membership Dues and Contributions to Organizations	373
Subscription Expenses	145
Other Maintenance and Operating Expenses	30,748

Total Maintenance and Other Operating Expenses	638,952

Total Current Operating Expenditures	936,465

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	23,155
Machinery and Equipment Outlay	33,253
Furniture, Fixtures and Books Outlay	3,590

Total Capital Outlays	59,998

TOTAL NEW APPROPRIATIONS	996,463

F.7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,075,698,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	497
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	129,121,000	₱	52,585,000	₱		₱	181,706,000
Support to Operations		8,251,000		1,935,000				10,186,000
Operations		324,903,000		443,485,000		115,418,000		883,806,000

HIGHER EDUCATION PROGRAM		306,298,000		434,141,000		115,418,000		855,857,000
ADVANCED EDUCATION PROGRAM		8,643,000		2,963,000				11,606,000
RESEARCH PROGRAM		5,378,000		3,002,000				8,380,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,584,000		3,379,000				7,963,000

TOTAL NEW APPROPRIATIONS	₱	462,275,000	₱	498,005,000	₱	115,418,000	₱	1,075,698,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	69,243,000	₱	52,585,000	₱		₱	121,828,000
Administration of Personnel Benefits		59,878,000						59,878,000

Sub-total, General Administration and Support		129,121,000		52,585,000				181,706,000

Support to Operations
Auxiliary Services		8,251,000		1,935,000				10,186,000

Sub-total, Support to Operations		8,251,000		1,935,000				10,186,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		306,298,000		434,141,000		115,418,000		855,857,000

HIGHER EDUCATION PROGRAM		306,298,000		434,141,000		115,418,000		855,857,000

Provision of Higher Education Services		302,498,000		22,204,000		65,048,000		389,750,000

498	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Project(s)
Locally-Funded Project(s)		3,800,000		411,937,000		50,370,000		466,107,000

Indoor Farming for Multi-Layer Recirculating Hydroponics						3,270,000		3,270,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				15,500,000		24,600,000		40,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				390,757,000				390,757,000
Increase in carrying capacity of Nursing and Allied Health Programs		3,800,000		2,680,000		22,500,000		28,980,000
Higher education research improved to promote economic productivity and innovation		14,021,000		5,965,000				19,986,000

ADVANCED EDUCATION PROGRAM		8,643,000		2,963,000				11,606,000

Provision of Advanced Education Services		8,643,000		2,963,000				11,606,000
RESEARCH PROGRAM		5,378,000		3,002,000				8,380,000

Conduct of Research Services		5,378,000		3,002,000				8,380,000
Community engagement increased		4,584,000		3,379,000				7,963,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,584,000		3,379,000				7,963,000

Provision of Extension Services		4,584,000		3,379,000				7,963,000

Sub-total, Operations		324,903,000		443,485,000		115,418,000		883,806,000

TOTAL NEW APPROPRIATIONS	₱	462,275,000	₱	498,005,000	₱	115,418,000	₱	1,075,698,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	303,777

Total Permanent Positions	303,777

Other Compensation Common to All
Personnel Economic Relief Allowance	15,336
Representation Allowance	342

JANUARY 3, 2022	OFFICIAL GAZETTE	499
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	342
Clothing and Uniform Allowance	3,834
Honoraria	2,205
Mid-Year Bonus - Civilian	25,315
Year End Bonus	25,315
Cash Gift	3,195
Productivity Enhancement Incentive	3,195
Step Increment	760

Total Other Compensation Common to All	79,839

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,204
Lump-sum for filling of Positions - Civilian	59,575
Lump-sum for Personnel Services	3,800

Total Other Compensation for Specific Groups	64,579

Other Benefits
PAG-IBIG Contributions	766
PhilHealth Contributions	4,765
Employees Compensation Insurance Premiums	766
Loyalty Award - Civilian	230
Terminal Leave	303

Total Other Benefits	6,830

Non-Permanent Positions	7,250

Total Personnel Services	462,275

Maintenance and Other Operating Expenses
Travelling Expenses	2,040
Training and Scholarship Expenses	2,960
Supplies and Materials Expenses	45,597
Utility Expenses	15,227
Communication Expenses	1,891
Survey, Research, Exploration and Development Expenses	1,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,265
General Services	935
Repairs and Maintenance	4,987
Financial Assistance/Subsidy	391,257
Taxes, Insurance Premiums and Other Fees	5,300
Labor and Wages	1,500
Other Maintenance and Operating Expenses
Advertising Expenses	345
Printing and Publication Expenses	485
Representation Expenses	1,081
Transportation and Delivery Expenses	80
Rent/Lease Expenses	600
Membership Dues and Contributions to Organizations	850

500	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Subscription Expenses	825
Other Maintenance and Operating Expenses	19,130

Total Maintenance and Other Operating Expenses	498,005

Total Current Operating Expenditures	960,280

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	14,340
Machinery and Equipment Outlay	98,618
Furniture, Fixtures and Books Outlay	2,460

Total Capital Outlays	115,418

TOTAL NEW APPROPRIATIONS	1,075,698

F.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	391,904,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	60,902,000	₱	30,199,000	₱		₱	91,101,000
Support to Operations		11,068,000		2,479,000				13,547,000
Operations		177,128,000		93,428,000		16,700,000		287,256,000

HIGHER EDUCATION PROGRAM		153,978,000		79,025,000		16,700,000		249,703,000
ADVANCED EDUCATION PROGRAM		5,169,000		1,062,000				6,231,000
RESEARCH PROGRAM		9,457,000		9,502,000				18,959,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,524,000		3,839,000				12,363,000

TOTAL NEW APPROPRIATIONS	₱	249,098,000	₱	126,106,000	₱	16,700,000	₱	391,904,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	501
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support
General Management and Supervision	₱	43,633,000	₱	30,199,000	₱		₱	73,832,000
Administration of Personnel Benefits		17,269,000						17,269,000

Sub-total, General Administration and Support		60,902,000		30,199,000				91,101,000

Support to Operations
Auxiliary Services		11,068,000		2,479,000				13,547,000

Sub-total, Support to Operations		11,068,000		2,479,000				13,547,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		153,978,000		79,025,000		16,700,000		249,703,000

HIGHER EDUCATION PROGRAM		153,978,000		79,025,000		16,700,000		249,703,000

Provision of Higher Education Services		153,978,000		11,554,000				165,532,000
Project(s)
Locally-Funded Project(s)				67,471,000		16,700,000		84,171,000

Repair/Rehabilitation of the College of Veterinary Medicine Building						10,000,000		10,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				4,200,000		6,700,000		10,900,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				60,271,000				60,271,000
Higher education research improved to promote economic productivity and innovation		14,626,000		10,564,000				25,190,000

ADVANCED EDUCATION PROGRAM		5,169,000		1,062,000				6,231,000

Provision of Advanced Education Services		5,169,000		1,062,000				6,231,000
RESEARCH PROGRAM		9,457,000		9,502,000				18,959,000

Conduct of Research Services		9,457,000		9,502,000				18,959,000

502	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Community engagement increased		8,524,000		3,839,000				12,363,000

TECHNICAL ADVISORY EXTENSION PROGRAM		8,524,000		3,839,000				12,363,000

Provision of Extension Services		8,524,000		3,839,000				12,363,000

Sub-total, Operations		177,128,000		93,428,000		16,700,000		287,256,000

TOTAL NEW APPROPRIATIONS	₱	249,098,000	₱	126,106,000	₱	16,700,000	₱	391,904,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	167,804

Total Permanent Positions	167,804

Other Compensation Common to All
Personnel Economic Relief Allowance	8,136
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	2,034
Honoraria	15,512
Mid-Year Bonus - Civilian	13,984
Year End Bonus	13,984
Cash Gift	1,695
Productivity Enhancement Incentive	1,695
Step Increment	419

Total Other Compensation Common to All	58,179

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	550
Lump-sum for filling of Positions - Civilian	16,242

Total Other Compensation for Specific Groups	16,792

Other Benefits
PAG-IBIG Contributions	407
PhilHealth Contributions	2,581
Employees Compensation Insurance Premiums	407
Loyalty Award - Civilian	370
Terminal Leave	1,027

Total Other Benefits	4,792

JANUARY 3, 2022	OFFICIAL GAZETTE	503
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	1,531

Total Personnel Services	249,098

Maintenance and Other Operating Expenses
Travelling Expenses	1,218
Training and Scholarship Expenses	2,629
Supplies and Materials Expenses	6,599
Utility Expenses	8,147
Communication Expenses	616
Awards/Rewards and Prizes	419
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,954
General Services	6,647
Repairs and Maintenance	8,017
Financial Assistance/Subsidy	60,842
Taxes, Insurance Premiums and Other Fees	2,693
Labor and Wages	1,404
Other Maintenance and Operating Expenses
Advertising Expenses	96
Printing and Publication Expenses	825
Representation Expenses	1,635
Transportation and Delivery Expenses	256
Rent/Lease Expenses	125
Membership Dues and Contributions to Organizations	489
Subscription Expenses	682
Other Maintenance and Operating Expenses	19,633

Total Maintenance and Other Operating Expenses	126,106

Total Current Operating Expenditures	375,204

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	13,015
Machinery and Equipment Outlay	3,015
Furniture, Fixtures and Books Outlay	670

Total Capital Outlays	16,700

TOTAL NEW APPROPRIATIONS	391,904

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	265,206,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

504	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support	₱	35,823,000	₱	54,301,000			₱	90,124,000
Support to Operations		18,306,000		14,044,000				32,350,000
Operations		53,921,000		87,761,000		1,050,000		142,732,000

HIGHER EDUCATION PROGRAM		44,027,000		79,176,000		1,050,000		124,253,000
ADVANCED EDUCATION PROGRAM		8,130,000		6,823,000				14,953,000
RESEARCH PROGRAM		1,764,000		1,762,000				3,526,000

TOTAL NEW APPROPRIATIONS	₱	108,050,000	₱	156,106,000	₱	1,050,000	₱	265,206,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,225,000	₱	54,301,000		₱	73,526,000
Administration of Personnel Benefits		16,598,000					16,598,000

Sub-total, General Administration and Support		35,823,000		54,301,000			90,124,000

Support to Operations
Auxiliary Services		18,306,000		14,044,000			32,350,000

Sub-total, Support to Operations		18,306,000		14,044,000			32,350,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		44,027,000		79,176,000	1,050,000		124,253,000

HIGHER EDUCATION PROGRAM		44,027,000		79,176,000	1,050,000		124,253,000

Provision of Higher Education Services		44,027,000		53,671,000			97,698,000
Project(s)
Locally-Funded Project(s)				25,505,000	1,050,000		26,555,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				1,000,000	1,050,000		2,050,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000			2,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	505
STATE UNIVERSITIES AND COLLEGES

Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				21,505,000				21,505,000
Higher education research improved to promote economic productivity and innovation		9,894,000		8,585,000				18,479,000

ADVANCED EDUCATION PROGRAM		8,130,000		6,823,000				14,953,000

Provision of Advanced Education Services		8,130,000		6,823,000				14,953,000
RESEARCH PROGRAM		1,764,000		1,762,000				3,526,000

Conduct of Research Services		1,764,000		1,762,000				3,526,000

Sub-total, Operations		53,921,000		87,761,000		1,050,000		142,732,000

TOTAL NEW APPROPRIATIONS	₱	108,050,000	₱	156,106,000	₱	1,050,000	₱	265,206,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	64,965

Total Permanent Positions	64,965

Other Compensation Common to All
Personnel Economic Relief Allowance	4,536
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	1,134
Honoraria	4,000
Mid-Year Bonus - Civilian	5,414
Year End Bonus	5,414
Cash Gift	945
Productivity Enhancement Incentive	945
Step Increment	161

Total Other Compensation Common to All	22,753

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	796
Lump-sum for filling of Positions - Civilian	16,011

Total Other Compensation for Specific Groups	16,807

506	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Benefits
PAG-IBIG Contributions	228
PhilHealth Contributions	1,089
Employees Compensation Insurance Premiums	228
Loyalty Award - Civilian	160
Terminal Leave	587

Total Other Benefits	2,292

Non-Permanent Positions	1,233

Total Personnel Services	108,050

Maintenance and Other Operating Expenses
Travelling Expenses	4,550
Training and Scholarship Expenses	2,350
Supplies and Materials Expenses	81,353
Utility Expenses	13,705
Communication Expenses	3,255
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	5,653
General Services	7,861
Repairs and Maintenance	9,448
Financial Assistance/Subsidy	22,005
Taxes, Insurance Premiums and Other Fees	1,558
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	300
Representation Expenses	100
Membership Dues and Contributions to Organizations	1,008
Subscription Expenses	300
Other Maintenance and Operating Expenses	1,500

Total Maintenance and Other Operating Expenses	156,106

Total Current Operating Expenditures	264,156

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	473
Machinery and Equipment Outlay	472
Furniture, Fixtures and Book Outlay	105

Total Capital Outlays	1,050

TOTAL NEW APPROPRIATIONS	265,206

F.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	518,495,000

JANUARY 3, 2022	OFFICIAL GAZETTE	507
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	60,219,000	₱	14,415,000	₱		₱	74,634,000
Support to Operations		8,109,000		2,231,000				10,340,000
Operations		202,344,000		172,937,000		58,240,000		433,521,000

HIGHER EDUCATION PROGRAM		188,078,000		167,231,000		58,240,000		413,549,000
ADVANCED EDUCATION PROGRAM		7,823,000		1,600,000				9,423,000
RESEARCH PROGRAM		5,287,000		2,024,000				7,311,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,156,000		2,082,000				3,238,000

TOTAL NEW APPROPRIATIONS	₱	270,672,000	₱	189,583,000	₱	58,240,000	₱	518,495,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	44,297,000	₱	14,415,000	₱		₱	58,712,000
Administration of Personnel Benefits		15,922,000						15,922,000

Sub-total, General Administration and Support		60,219,000		14,415,000				74,634,000

Support to Operations
Auxiliary Services		8,109,000		2,231,000				10,340,000

Sub-total, Support to Operations		8,109,000		2,231,000				10,340,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		188,078,000		167,231,000		58,240,000		413,549,000

HIGHER EDUCATION PROGRAM		188,078,000		167,231,000		58,240,000		413,549,000

508	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Provision of Higher Education Services		183,278,000		36,539,000		31,840,000		251,657,000
Project(s)
Locally-Funded Project(s)		4,800,000		130,692,000		26,400,000		161,892,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				7,200,000		11,400,000		18,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				115,492,000				115,492,000
Increase in carrying capacity of Nursing and Allied Health Programs		4,800,000		5,000,000		15,000,000		24,800,000
Higher education research improved to promote economic productivity and innovation		13,110,000		3,624,000				16,734,000

ADVANCED EDUCATION PROGRAM		7,823,000		1,600,000				9,423,000

Provision of Advanced Education Services		7,823,000		1,600,000				9,423,000
RESEARCH PROGRAM		5,287,000		2,024,000				7,311,000

Conduct of Research Services		5,287,000		2,024,000				7,311,000
Community engagement increased		1,156,000		2,082,000				3,238,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,156,000		2,082,000				3,238,000

Provision of Extension Services		1,156,000		2,082,000				3,238,000

Sub-total, Operations		202,344,000		172,937,000		58,240,000		433,521,000

TOTAL NEW APPROPRIATIONS	₱	270,672,000	₱	189,583,000	₱	58,240,000	₱	518,495,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	189,380

Total Permanent Positions	189,380

JANUARY 3, 2022	OFFICIAL GAZETTE	509
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	10,728
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,682
Honoraria	2,812
Mid-Year Bonus - Civilian	15,781
Year End Bonus	15,781
Cash Gift	2,235
Productivity Enhancement Incentive	2,235
Step Increment	474

Total Other Compensation Common to All	53,088

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	820
Lump-sum for filling of Positions - Civilian	14,373
Lump-sum for Personnel Services	4,800

Total Other Compensation for Specific Groups	19,993

Other Benefits
PAG-IBIG Contributions	535
PhilHealth Contributions	3,087
Employees Compensation Insurance Premiums	535
Loyalty Award - Civilian	310
Terminal Leave	1,549

Total Other Benefits	6,016

Non-Permanent Positions	2,195

Total Personnel Services	270,672

Maintenance and Other Operating Expenses
Travelling Expenses	2,500
Training and Scholarship Expenses	4,536
Supplies and Materials Expenses	9,220
Utility Expenses	16,779
Communication Expenses	4,510
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,197
General Services	6,613
Repairs and Maintenance	1,834
Financial Assistance/Subsidy	115,992
Taxes, Insurance Premiums and Other Fees	4,800
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	420

510	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Representation Expenses	1,900
Membership Dues and Contributions to Organizations	382
Subscription Expenses	100
Other Maintenance and Operating Expenses	16,500

Total Maintenance and Other Operating Expenses	189,583

Total Current Operating Expenditures	460,255

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,130
Machinery and Equipment Outlay	51,970
Furnitures, Fixtures and Books Outlay	1,140

Total Capital Outlays	58,240

TOTAL NEW APPROPRIATIONS	518,495

F.11. TARLAC AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	399,648,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	78,113,000	₱	33,030,000	₱		₱	111,143,000
Support to Operations		5,560,000		3,494,000				9,054,000
Operations		140,734,000		95,030,000		43,687,000		279,451,000

HIGHER EDUCATION PROGRAM		129,734,000		80,015,000		43,687,000		253,436,000
ADVANCED EDUCATION PROGRAM		1,214,000		2,458,000				3,672,000
RESEARCH PROGRAM		7,620,000		6,738,000				14,358,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,166,000		5,819,000				7,985,000

TOTAL NEW APPROPRIATIONS	₱	224,407,000	₱	131,554,000	₱	43,687,000	₱	399,648,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	511
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,168,000	₱	33,030,000	₱		₱	75,198,000
Administration of Personnel Benefits		35,945,000						35,945,000

Sub-total, General Administration and Support		78,113,000		33,030,000				111,143,000

Support to Operations
Auxiliary Services		5,560,000		3,494,000				9,054,000

Sub-total, Support to Operations		5,560,000		3,494,000				9,054,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		129,734,000		80,015,000		43,687,000		253,436,000

HIGHER EDUCATION PROGRAM		129,734,000		80,015,000		43,687,000		253,436,000

Provision of Higher Education Services		129,734,000		22,399,000		19,187,000		171,320,000
Project(s)
Locally-Funded Project(s)				57,616,000		24,500,000		82,116,000

Rehabilitation and Upgrading of College of Veterinary Medicine (CVM) Diagnostic Teaching Hospital						18,500,000		18,500,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				3,800,000		6,000,000		9,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				50,816,000				50,816,000
Higher education research improved to promote economic productivity and innovation		8,834,000		9,196,000				18,030,000

ADVANCED EDUCATION PROGRAM		1,214,000		2,458,000				3,672,000

Provision of Advanced Education Services		1,214,000		2,458,000				3,672,000
RESEARCH PROGRAM		7,620,000		6,738,000				14,358,000

Conduct of Research Services		7,620,000		6,738,000				14,358,000

512	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Community engagement increased		2,166,000		5,819,000				7,985,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,166,000		5,819,000				7,985,000

Provision of Extension Services		2,166,000		5,819,000				7,985,000

Sub-total, Operations		140,734,000		95,030,000		43,687,000		279,451,000

TOTAL NEW APPROPRIATIONS	₱	224,407,000	₱	131,554,000	₱	43,687,000	₱	399,648,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	144,962

Total Permanent Positions	144,962

Other Compensation Common to All
Personnel Economic Relief Allowance	8,136
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,034
Honoraria	1,285
Mid-Year Bonus - Civilian	12,081
Year End Bonus	12,081
Cash Gift	1,695
Productivity Enhancement Incentive	1,695
Step Increment	362

Total Other Compensation Common to All	39,609

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	512
Lump-sum for filling of Positions - Civilian	35,945

Total Other Compensation for Specific Groups	36,457

Other Benefits
PAG-IBIG Contributions	406
PhilHealth Contributions	2,302
Employees Compensation Insurance Premiums	406
Loyalty Award - Civilian	265

Total Other Benefits	3,379

Total Personnel Services	224,407

JANUARY 3, 2022	OFFICIAL GAZETTE	513
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	7,450
Training and Scholarship Expenses	9,525
Supplies and Materials Expenses	14,679
Utility Expenses	17,492
Communication Expenses	1,133
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	779
Repairs and Maintenance	5,880
Financial Assistance/Subsidy	51,316
Taxes, Insurance Premiums and Other Fees	519
Labor and Wages	304
Other Maintenance and Operating Expenses
Advertising Expenses	95
Printing and Publication Expenses	324
Representation Expenses	348
Transportation and Delivery Expenses	212
Membership Dues and Contributions to Organizations	701
Subscription Expenses	121
Donations	35
Other Maintenance and Operating Expenses	19,509

Total Maintenance and Other Operating Expenses	131,554

Total Current Operating Expenditures	355,961

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	21,200
Machinery and Equipment Outlay	16,887
Furniture, Fixtures and Books Outlay	5,600

Total Capital Outlays	43,687

TOTAL NEW APPROPRIATIONS	399,648

F.12. TARLAC STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	877,196,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	83,909,000	₱	80,646,000	₱	4,877,000	₱	169,432,000
Support to Operations		13,398,000		5,515,000				18,913,000
Operations		252,806,000		375,738,000		60,307,000		688,851,000

514	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HIGHER EDUCATION PROGRAM		239,094,000		366,881,000		60,307,000		666,282,000
ADVANCED EDUCATION PROGRAM		3,264,000		1,747,000				5,011,000
RESEARCH PROGRAM		7,266,000		3,892,000				11,158,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,182,000		3,218,000				6,400,000

TOTAL NEW APPROPRIATIONS	₱	350,113,000	₱	461,899,000	₱	65,184,000	₱	877,196,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,685,000	₱	80,646,000	₱	4,877,000	₱	135,208,000
Administration of Personnel Benefits		34,224,000						34,224,000

Sub-total, General Administration and Support		83,909,000		80,646,000		4,877,000		169,432,000

Support to Operations
Auxiliary Services		13,398,000		5,515,000				18,913,000

Sub-total, Support to Operations		13,398,000		5,515,000				18,913,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		239,094,000		366,881,000		60,307,000		666,282,000

HIGHER EDUCATION PROGRAM		239,094,000		366,881,000		60,307,000		666,282,000

Provision of Higher Education Services		214,094,000		100,083,000		4,607,000		318,784,000
Project(s)
Locally-Funded Project(s)		25,000,000		266,798,000		55,700,000		347,498,000

Rehabilitation of Drainge System and Construction of Wastewater Treatment Facility, TSU Main Campus						25,000,000		25,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				13,100,000		20,700,000		33,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	515
STATE UNIVERSITIES AND COLLEGES

Free Higher Education				245,698,000				245,698,000
Increase in carrying capacity of Nursing and Allied Health Programs		25,000,000		5,000,000		10,000,000		40,000,000
Higher education research improved to promote economic productivity and innovation		10,530,000		5,639,000				16,169,000

ADVANCED EDUCATION PROGRAM		3,264,000		1,747,000				5,011,000

Provision of Advanced Education Services		3,264,000		1,747,000				5,011,000
RESEARCH PROGRAM		7,266,000		3,892,000				11,158,000

Conduct of Research Services		7,266,000		3,892,000				11,158,000
Community engagement increased		3,182,000		3,218,000				6,400,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,182,000		3,218,000				6,400,000

Provision of Extension Services		3,182,000		3,218,000				6,400,000

Sub-total, Operations		252,806,000		375,738,000		60,307,000		688,851,000

TOTAL NEW APPROPRIATIONS	₱	350,113,000	₱	461,899,000	₱	65,184,000	₱	877,196,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	220,181

Total Permanent Positions	220,181

Other Compensation Common to All
Personnel Economic Relief Allowance	10,368
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,592
Honoraria	8,644
Mid-Year Bonus - Civilian	18,349
Year End Bonus	18,349
Cash Gift	2,160
Productivity Enhancement Incentive	2,160
Step Increment	551

Total Other Compensation Common to All	63,653

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	738
Longevity Pay	320

516	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Lump-sum for filling of Positions - Civilian	33,313
Lump-sum for Personnel Services	25,000

Total Other Compensation for Specific Groups	59,371

Other Benefits
PAG-IBIG Contributions	519
PhilHealth Contributions	3,419
Employees Compensation Insurance Premiums	519
Loyalty Award - Civilian	275
Terminal Leave	911

Total Other Benefits	5,643

Non-Permanent Positions	1,265

Total Personnel Services	350,113

Maintenance and Other Operating Expenses
Travelling Expenses	9,345
Training and Scholarship Expenses	17,075
Supplies and Materials Expenses	41,556
Utility Expenses	40,141
Communication Expenses	10,405
Awards/Rewards and Prizes	220
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	22,395
General Services	24,659
Repairs and Maintenance	1,710
Financial Assistance/Subsidy	246,198
Taxes, Insurance Premiums and Other Fees	868
Other Maintenance and Operating Expenses
Advertising Expenses	47
Printing and Publication Expenses	794
Representation Expenses	520
Rent/Lease Expenses	85
Membership Dues and Contributions to Organizations	193
Subscription Expenses	15,132
Donations	10
Other Maintenance and Operating Expenses	29,396

Total Maintenance and Other Operating Expenses	461,899

Total Current Operating Expenditures	812,012

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	34,315
Machinery and Equipment Outlay	28,799
Furniture, Fixtures and Books Outlay	2,070

Total Capital Outlays	65,184

TOTAL NEW APPROPRIATIONS	877,196

JANUARY 3, 2022	OFFICIAL GAZETTE	517
STATE UNIVERSITIES AND COLLEGES

G. REGION IV - SOUTHERN TAGALOG AND PALAWAN

G. REGION IVA (CALABARZON)

G.1. BATANGAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,990,001,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	96,452,000	₱	23,795,000	₱		₱	120,247,000
Support to Operations		6,639,000		961,000				7,600,000
Operations		393,345,000		1,043,848,000		424,961,000		1,862,154,000

HIGHER EDUCATION PROGRAM		378,193,000		1,039,971,000		424,961,000		1,843,125,000
ADVANCED EDUCATION PROGRAM		6,683,000		243,000				6,926,000
RESEARCH PROGRAM		5,473,000		2,707,000				8,180,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,996,000		927,000				3,923,000

TOTAL NEW APPROPRIATIONS	₱	496,436,000	₱	1,068,604,000	₱	424,961,000	₱	1,990,001,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,846,000	₱	23,795,000	₱	₱	51,641,000
Administration of Personnel Benefits		68,606,000					68,606,000

Sub-total, General Administration and Support		96,452,000		23,795,000			120,247,000

Support to Operations
Auxiliary Services		6,639,000		961,000			7,600,000

Sub-total, Support to Operations		6,639,000		961,000			7,600,000

518	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		378,193,000		1,039,971,000		424,961,000		1,843,125,000

HIGHER EDUCATION PROGRAM		378,193,000		1,039,971,000		424,961,000		1,843,125,000

Provision of Higher Education Services		372,193,000		123,029,000		9,761,000		504,983,000
Project(s)
Locally-Funded Project(s)		6,000,000		916,942,000		415,200,000		1,338,142,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				31,700,000		50,200,000		81,900,000
Future Thinking Research on Engineering				5,000,000				5,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Establishment and/or Support to the College of Medicine		6,000,000		15,000,000		105,000,000		126,000,000
Construction of Ten-Storey Dormitory, BSU-Pablo Borbon, Batangas						250,000,000		250,000,000
Free Higher Education				859,242,000				859,242,000
Increase in carrying capacity of Nursing and Allied Health Programs				5,000,000		10,000,000		15,000,000
Higher education research improved to promote economic productivity and innovation		12,156,000		2,950,000				15,106,000

ADVANCED EDUCATION PROGRAM		6,683,000		243,000				6,926,000

Provision of Advanced Education Services		6,683,000		243,000				6,926,000
RESEARCH PROGRAM		5,473,000		2,707,000				8,180,000

Conduct of Research Services		5,473,000		2,707,000				8,180,000
Community engagement increased		2,996,000		927,000				3,923,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,996,000		927,000				3,923,000

Provision of Extension Services		2,996,000		927,000				3,923,000

Sub-total, Operations		393,345,000		1,043,848,000		424,961,000		1,862,154,000

TOTAL NEW APPROPRIATIONS	₱	496,436,000	₱	1,068,604,000	₱	424,961,000	₱	1,990,001,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 3, 2022	OFFICIAL GAZETTE	519
STATE UNIVERSITIES AND COLLEGES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	309,744

Total Permanent Positions	309,744

Other Compensation Common to All
Personnel Economic Relief Allowance	16,824
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,206
Honoraria	20,500
Mid-Year Bonus - Civilian	25,811
Year End Bonus	25,811
Cash Gift	3,505
Productivity Enhancement Incentive	3,505
Step Increment	775

Total Other Compensation Common to All	101,441

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,067
Lump-sum for filling of Positions - Civilian	67,671
Lump-sum for Personnel Services	6,000

Total Other Compensation for Specific Groups	74,738

Other Benefits
PAG-IBIG Contributions	842
PhilHealth Contributions	5,134
Employees Compensation Insurance Premiums	842
Loyalty Award - Civilian	395
Terminal Leave	935

Total Other Benefits	8,148

Non-Permanent Positions	2,365

Total Personnel Services	496,436

Maintenance and Other Operating Expenses
Travelling Expenses	1,479
Training and Scholarship Expenses	5,000
Supplies and Materials Expenses	11,043
Utility Expenses	33,663
Communication Expenses	28,569
Survey, Research, Exploration and Development Expenses	5,000

520	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	1,035
General Services	63,374
Repairs and Maintenance	2,928
Financial Assistance/Subsidy	859,742
Taxes, Insurance Premiums and Other Fees	1,838
Other Maintenance and Operating Expenses
Printing and Publication Expenses	52
Representation Expenses	318
Rent/Lease Expenses	28
Membership Dues and Contributions to Organizations	100
Subscription Expenses	1,200
Other Maintenance and Operating Expenses	53,037

Total Maintenance and Other Operating Expenses	1,068,604

Total Current Operating Expenditures	1,565,040

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	377,590
Machinery and Equipment Outlay	42,351
Furniture, Fixtures and Books Outlay	5,020

Total Capital Outlays	424,961

TOTAL NEW APPROPRIATIONS	1,990,001

G.2. CAVITE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,597,268,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	161,624,000	₱	20,394,000	₱		₱	182,018,000
Support to Operations		7,298,000		1,987,000				9,285,000
Operations		367,555,000		845,080,000		193,330,000		1,405,965,000

HIGHER EDUCATION PROGRAM		350,070,000		836,656,000		193,330,000		1,380,056,000
ADVANCED EDUCATION PROGRAM		512,000		237,000				749,000
RESEARCH PROGRAM		9,921,000		7,707,000				17,628,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,052,000		480,000				7,532,000

TOTAL NEW APPROPRIATIONS	₱	536,477,000	₱	867,461,000	₱	193,330,000	₱	1,597,268,000

JANUARY 3, 2022	OFFICIAL GAZETTE	521
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,461,000	₱	20,394,000		₱	55,855,000
Administration of Personnel Benefits		126,163,000					126,163,000

Sub-total, General Administration and Support		161,624,000		20,394,000			182,018,000

Support to Operations
Auxiliary Services		7,298,000		1,987,000			9,285,000

Sub-total, Support to Operations		7,298,000		1,987,000			9,285,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		350,070,000		836,656,000	193,330,000		1,380,056,000

HIGHER EDUCATION PROGRAM		350,070,000		836,656,000	193,330,000		1,380,056,000

Provision of Higher Education Services		338,519,000		51,175,000			389,694,000
Project(s)
Locally-Funded Project(s)		11,551,000		785,481,000	193,330,000		990,362,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				34,400,000	54,400,000		88,800,000
Futures Thinking Research and Innovations for Food Systems and Food Security				5,000,000			5,000,000
Conduct of Activities for Sports and Culture Development				500,000			500,000
Student Assistance Program				500,000			500,000
Establishment and /or Support to the College of Medicine		2,078,000		208,000	137,785,000		140,071,000
Free Higher Education				744,613,000			744,613,000
Increase in carrying capacity of Nursing and Allied Health Programs		9,473,000		260,000	1,145,000		10,878,000

522	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Higher education research improved to promote economic productivity and innovation		10,433,000		7,944,000				18,377,000

ADVANCED EDUCATION PROGRAM		512,000		237,000				749,000

Provision of Advanced Education Services		512,000		237,000				749,000
RESEARCH PROGRAM		9,921,000		7,707,000				17,628,000

Conduct of Research Services		9,921,000		7,707,000				17,628,000
Community engagement increased		7,052,000		480,000				7,532,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,052,000		480,000				7,532,000

Provision of Extension Services		7,052,000		480,000				7,532,000

Sub-total, Operations		367,555,000		845,080,000		193,330,000		1,405,965,000

TOTAL NEW APPROPRIATIONS	₱	536,477,000	₱	867,461,000	₱	193,330,000	₱	1,597,268,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	298,674

Total Permanent Positions	298,674

Other Compensation Common to All
Personnel Economic Relief Allowance	17,328
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,332
Honoraria	1,760
Mid-Year Bonus - Civilian	24,890
Year End Bonus	24,890
Cash Gift	3,610
Productivity Enhancement Incentive	3,610
Step Increment	748

Total Other Compensation Common to All	81,672

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	626
Lump-sum for filling of Positions - Civilian	122,596
Lump-sum for Personnel Services	11,551

Total Other Compensation for Specific Groups	134,773

JANUARY 3, 2022	OFFICIAL GAZETTE	523
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	866
PhilHealth Contributions	4,948
Employees Compensation Insurance Premiums	866
Loyalty Award - Civilian	485
Terminal Leave	3,567

Total Other Benefits	10,732

Non-Permanent Positions	10,626

Total Personnel Services	536,477

Maintenance and Other Operating Expenses
Travelling Expenses	9,433
Training and Scholarship Expenses	9,944
Supplies and Materials Expenses	14,607
Utility Expenses	23,286
Communication Expenses	1,821
Awards/Rewards and Prizes	1,104
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	475
General Services	4,574
Repairs and Maintenance	12,659
Financial Assistance/Subsidy	745,113
Taxes, Insurance Premiums and Other Fees	1,125
Labor and Wages	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	574
Representation Expenses	1,086
Rent/Lease Expenses	4
Membership Dues and Contributions to Organizations	279
Other Maintenance and Other Operating Expenses	35,997

Total Maintenance and Other Operating Expenses	867,461

Total Current Operating Expenditures	1,403,938

Property, Plant and Equipment Outlay
Buildings and Other Structures	162,265
Machinery and Equipment Outlay	25,625
Furniture, Fixtures and Books Outlay	5,440

Total Capital Outlays	193,330

TOTAL NEW APPROPRIATIONS	1,597,268

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	740,597,000

524	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	65,695,000	₱	11,794,000			₱	77,489,000
Support to Operations		2,197,000		435,000				2,632,000
Operations		310,519,000		298,057,000		51,900,000		660,476,000

HIGHER EDUCATION PROGRAM		306,554,000		295,339,000		51,900,000		653,793,000
RESEARCH PROGRAM				932,000				932,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,965,000		1,786,000				5,751,000

TOTAL NEW APPROPRIATIONS	₱	378,411,000	₱	310,286,000	₱	51,900,000	₱	740,597,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,900,000	₱	11,794,000		₱	30,694,000
Administration of Personnel Benefits		46,795,000					46,795,000

Sub-total, General Administration and Support		65,695,000		11,794,000			77,489,000

Support to Operations
Auxiliary Services		2,197,000		435,000			2,632,000

Sub-total, Support to Operations		2,197,000		435,000			2,632,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		306,554,000		295,339,000	51,900,000		653,793,000

HIGHER EDUCATION PROGRAM		306,554,000		295,339,000	51,900,000		653,793,000

Provision of Higher Education Services		306,218,000		50,990,000			357,208,000

JANUARY 3, 2022	OFFICIAL GAZETTE	525
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)		336,000		244,349,000		51,900,000		296,585,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				17,300,000		27,400,000		44,700,000
Futures Thinking Research and Innovations for Food System and Food Security				5,000,000				5,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Acquisition of Machineries and Construction of Building for Sericulture Project						20,000,000		20,000,000
Free Higher Education				219,889,000				219,889,000
Increase in carrying capacity of Nursing and Allied Health Programs		336,000		1,160,000		4,500,000		5,996,000
Higher education research improved to promote economic productivity and innovation				932,000				932,000

RESEARCH PROGRAM				932,000				932,000

Conduct of Research Services				932,000				932,000
Community engagement increased		3,965,000		1,786,000				5,751,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,965,000		1,786,000				5,751,000

Provision of Extension Services		3,965,000		1,786,000				5,751,000

Sub-total, Operations		310,519,000		298,057,000		51,900,000		660,476,000

TOTAL NEW APPROPRIATIONS	₱	378,411,000	₱	310,286,000	₱	51,900,000	₱	740,597,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	251,342

Total Permanent Positions	251,342

Other Compensation Common to All
Personnel Economic Relief Allowance	13,824
Representation Allowance	180
Transportation Allowance	180

526	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Clothing and Uniform Allowance	3,456
Honoraria	600
Mid-Year Bonus - Civilian	20,946
Year End Bonus	20,946
Cash Gift	2,880
Productivity Enhancement Incentive	2,880
Step Increment	628

Total Other Compensation Common to All	66,520

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	650
Lump-sum for filling of Positions - Civilian	46,314
Lump-sum for Personnel Services	336
Anniversary Bonus - Civilian	1,806

Total Other Compensation for Specific Groups	49,106

Other Benefits
PAG-IBIG Contributions	692
PhilHealth Contributions	4,193
Employees Compensation Insurance Premiums	692
Loyalty Award - Civilian	460
Terminal Leave	481

Total Other Benefits	6,518

Non-Permanent Positions	4,925

Total Personnel Services	378,411

Maintenance and Other Operating Expenses
Travelling Expenses	1,907
Training and Scholarship Expenses	6,962
Supplies and Materials Expenses	13,368
Utility Expenses	17,487
Communication Expenses	1,466
Survey, Research, Exploration and Development Expenses	5,929
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	9,419
General Services	3,942
Repairs and Maintenance	6,446
Financial Assistance/Subsidy	220,389
Taxes, Insurance Premiums and Other Fees	400
Labor and Wages	552
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,460
Representation Expenses	286
Transportation and Delivery Expenses	167
Membership Dues and Contributions to Organizations	352

JANUARY 3, 2022	OFFICIAL GAZETTE	527
STATE UNIVERSITIES AND COLLEGES

Subscription Expenses	24
Other Maintenance and Operating Expenses	19,620

Total Maintenance and Other Operating Expenses	310,286

Total Current Operating Expenditures	688,697

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	27,330
Machinery and Equipment Outlay	21,830
Furniture, Fixtures and Books Outlay	2,740

Total Capital Outlays	51,900

TOTAL NEW APPROPRIATIONS	740,597

G.4. SOUTHERN LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	501,414,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	84,813,000	₱	15,912,000	₱		₱	100,725,000
Support to Operations		4,591,000		1,470,000				6,061,000
Operations		200,111,000		168,217,000		26,300,000		394,628,000

HIGHER EDUCATION PROGRAM		185,388,000		159,867,000		26,300,000		371,555,000
ADVANCED EDUCATION PROGRAM		3,917,000		681,000				4,598,000
RESEARCH PROGRAM		5,850,000		4,250,000				10,100,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,956,000		3,419,000				8,375,000

TOTAL NEW APPROPRIATIONS	₱	289,515,000	₱	185,599,000	₱	26,300,000	₱	501,414,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

528	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,122,000	₱	15,912,000	₱		₱	31,034,000
Administration of Personnel Benefits		69,691,000						69,691,000

Sub-total, General Administration and Support		84,813,000		15,912,000				100,725,000

Support to Operations
Auxiliary Services		4,591,000		1,470,000				6,061,000

Sub-total, Support to Operations		4,591,000		1,470,000				6,061,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		185,388,000		159,867,000		26,300,000		371,555,000

HIGHER EDUCATION PROGRAM		185,388,000		159,867,000		26,300,000		371,555,000

Provision of Higher Education Services		176,479,000		35,210,000				211,689,000
Project(s)
Locally-Funded Project(s)		8,909,000		124,657,000		26,300,000		159,866,000

Improvement of Tissue Culture Research Laboratory						5,000,000		5,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				7,100,000		11,300,000		18,400,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				109,832,000				109,832,000
Increase in carrying capacity of Nursing and Allied Health Programs		8,909,000		4,725,000		10,000,000		23,634,000
Higher education research improved to promote economic productivity and innovation		9,767,000		4,931,000				14,698,000

ADVANCED EDUCATION PROGRAM		3,917,000		681,000				4,598,000

Provision of Advanced Education Services		3,917,000		681,000				4,598,000
RESEARCH PROGRAM		5,850,000		4,250,000				10,100,000

Conduct of Research Services		5,850,000		4,250,000				10,100,000

JANUARY 3, 2022	OFFICIAL GAZETTE	529
STATE UNIVERSITIES AND COLLEGES

Community engagement increased		4,956,000		3,419,000				8,375,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,956,000		3,419,000				8,375,000

Provision of Extension Services		4,956,000		3,419,000				8,375,000

Sub-total, Operations		200,111,000		168,217,000		26,300,000		394,628,000

TOTAL NEW APPROPRIATIONS	₱	289,515,000	₱	185,599,000	₱	26,300,000	₱	501,414,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	162,782

Total Permanent Positions	162,782

Other Compensation Common to All
Personnel Economic Relief Allowance	8,688
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,172
Honoraria	410
Mid-Year Bonus - Civilian	13,567
Year End Bonus	13,567
Cash Gift	1,810
Productivity Enhancement Incentive	1,810
Step Increment	406

Total Other Compensation Common to All	42,670

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	312
Lump-sum for filling of Positions - Civilian	69,672
Lump-sum for Personnel Services	8,909

Total Other Compensation for Specific Groups	78,893

Other Benefits
PAG-IBIG Contributions	435
PhilHealth Contributions	2,767
Employees Compensation Insurance Premiums	435
Loyalty Award - Civilian	245
Terminal Leave	19

Total Other Benefits	3,901

530	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Non-Permanent Positions	1,269

Total Personnel Services	289,515

Maintenance and Other Operating Expenses
Travelling Expenses	4,457
Training and Scholarship Expenses	6,242
Supplies and Materials Expenses	13,642
Utility Expenses	5,018
Communication Expenses	3,780
Survey, Research, Exploration and Development Expenses	2,998
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	174
Professional Services	9,773
General Services	6,588
Repairs and Maintenance	5,839
Financial Assistance/Subsidy	110,332
Taxes, Insurance Premiums and Other Fees	1,134
Labor and Wages	110
Other Maintenance and Operating Expenses
Advertising Expenses	145
Printing and Publication Expenses	1,688
Representation Expenses	836
Transportation and Delivery Expenses	25
Rent/Lease Expenses	193
Membership Dues and Contributions to Organizations	250
Subscription Expenses	50
Other Maintenance and Operating Expenses	12,325

Total Maintenance and Other Operating Expenses	185,599

Total Current Operating Expenditures	475,114

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,085
Machinery and Equipment Outlay	15,085
Furniture, Fixtures and Books Outlay	1,130

Total Capital Outlays	26,300

TOTAL NEW APPROPRIATIONS	501,414

G.5. UNIVERSITY OF RIZAL SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	802,412,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	531
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	154,232,000	₱	24,027,000	₱		₱	178,259,000
Support to Operations		1,026,000		297,000				1,323,000
Operations		354,922,000		245,208,000		22,700,000		622,830,000

HIGHER EDUCATION PROGRAM		350,647,000		241,678,000		22,700,000		615,025,000
ADVANCED EDUCATION PROGRAM		1,875,000		1,095,000				2,970,000
RESEARCH PROGRAM		2,400,000		1,186,000				3,586,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,249,000				1,249,000

TOTAL NEW APPROPRIATIONS	₱	510,180,000	₱	269,532,000	₱	22,700,000	₱	802,412,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,420,000	₱	24,027,000	₱		₱	81,447,000
Administration of Personnel Benefits		96,812,000						96,812,000

Sub-total, General Administration and Support		154,232,000		24,027,000				178,259,000

Support to Operations
Auxiliary Services		1,026,000		297,000				1,323,000

Sub-total, Support to Operations		1,026,000		297,000				1,323,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		350,647,000		241,678,000		22,700,000		615,025,000

HIGHER EDUCATION PROGRAM		350,647,000		241,678,000		22,700,000		615,025,000

Provision of Higher Education Services		350,511,000		28,924,000				379,435,000
Project(s)
Locally-Funded Project(s)		136,000		212,754,000		22,700,000		235,590,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				13,700,000		21,700,000		35,400,000

532	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				195,904,000				195,904,000
Increase in carrying capacity of Nursing and Allied Health Programs		136,000		150,000		1,000,000		1,286,000
Higher education research improved to promote economic productivity and innovation		4,275,000		2,281,000				6,556,000

ADVANCED EDUCATION PROGRAM		1,875,000		1,095,000				2,970,000

Provision of Advanced Education Services		1,875,000		1,095,000				2,970,000
RESEARCH PROGRAM		2,400,000		1,186,000				3,586,000

Conduct of Research Services		2,400,000		1,186,000				3,586,000
Community engagement increased				1,249,000				1,249,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,249,000				1,249,000

Provision of Extension Services				1,249,000				1,249,000

Sub-total, Operations		354,922,000		245,208,000		22,700,000		622,830,000

TOTAL NEW APPROPRIATIONS	₱	510,180,000	₱	269,532,000	₱	22,700,000	₱	802,412,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	320,612

Total Permanent Positions	320,612

Other Compensation Common to All
Personnel Economic Relief Allowance	15,096
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	3,774
Honoraria	2,182
Mid-Year Bonus - Civilian	26,718
Year End Bonus	26,718

JANUARY 3, 2022	OFFICIAL GAZETTE	533
STATE UNIVERSITIES AND COLLEGES

Cash Gift	3,145
Productivity Enhancement Incentive	3,145
Step Increment	801

Total Other Compensation Common to All	82,179

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	600
Lump-sum for filling of Positions - Civilian	96,486
Lump-sum for Personnel Services	136

Total Other Compensation for Specific Groups	97,222

Other Benefits
PAG-IBIG Contributions	754
PhilHealth Contributions	5,234
Employees Compensation Insurance Premiums	754
Loyalty Award - Civilian	545
Terminal Leave	326

Total Other Benefits	7,613

Non-Permanent Positions	2,554

Total Personnel Services	510,180

Maintenance and Other Operating Expenses
Travelling Expenses	1,766
Training and Scholarship Expenses	4,468
Supplies and Materials Expenses	14,660
Utility Expenses	22,146
Communication Expenses	4,713
Awards/Rewards and Prizes	2
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	336
General Services	1,775
Repairs and Maintenance	3,470
Financial Assistance/Subsidy	196,404
Taxes, Insurance Premiums and Other Fees	678
Labor and Wages	1,324
Other Maintenance and Operating Expenses
Advertising Expenses	65
Printing and Publication Expenses	155
Representation Expenses	719
Transportation and Delivery Expenses	57
Membership Dues and Contributions to Organizations	1,210
Subscription Expenses	112
Other Maintenance and Operating Expenses	14,350

Total Maintenance and Other Operating Expenses	269,532

Total Current Operating Expenditures	779,712

534	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	9,765
Machinery and Equipment Outlay	10,765
Furniture, Fixtures and Books Outlay	2,170

Total Capital Outlays	22,700

TOTAL NEW APPROPRIATIONS	802,412

H. REGION IV B (MIMAROPA)

H.1. MARINDUQUE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,398,362,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	40,080,000	₱	12,479,000			₱	52,559,000
Support to Operations		2,919,000		82,000				3,001,000
Operations		119,909,000		84,793,000		1,138,100,000		1,342,802,000

HIGHER EDUCATION PROGRAM		117,447,000		82,883,000		1,138,100,000		1,338,430,000
ADVANCED EDUCATION PROGRAM		2,462,000		234,000				2,696,000
RESEARCH PROGRAM				1,089,000				1,089,000
TECHNICAL ADVISORY EXTENSION PROGRAM				587,000				587,000

TOTAL NEW APPROPRIATIONS	₱	162,908,000	₱	97,354,000	₱	1,138,100,000	₱	1,398,362,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,933,000	₱	12,479,000		₱	37,412,000

JANUARY 3, 2022	OFFICIAL GAZETTE	535
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits	15,147,000			15,147,000

Sub-total, General Administration and Support	40,080,000	12,479,000		52,559,000

Support to Operations
Auxiliary Services	2,919,000	82,000		3,001,000

Sub-total, Support to Operations	2,919,000	82,000		3,001,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	117,447,000	82,883,000	1,138,100,000	1,338,430,000

HIGHER EDUCATION PROGRAM	117,447,000	82,883,000	1,138,100,000	1,338,430,000

Provision of Higher Education Services	114,197,000	7,859,000		122,056,000
Project(s)
Locally-Funded Project(s)	3,250,000	75,024,000	1,138,100,000	1,216,374,000

Smart Campus Program			950,000,000	950,000,000
Construction of Two-Storey Administration Building			75,000,000	75,000,000
Construction of Five-Storey Engineering Building			50,000,000	50,000,000
Construction of Three-Storey Skills Laboratory Building for BS Nursing			40,000,000	40,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment		5,100,000	8,100,000	13,200,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000
Free Higher Education		61,924,000		61,924,000
Increase in carrying capacity of Nursing and Allied Health Programs	3,250,000	5,000,000	15,000,000	23,250,000
Higher education research improved to promote economic productivity and innovation	2,462,000	1,323,000		3,785,000

ADVANCED EDUCATION PROGRAM	2,462,000	234,000		2,696,000

Provision of Advanced Education Services	2,462,000	234,000		2,696,000
RESEARCH PROGRAM		1,089,000		1,089,000

Conduct of Research Services		1,089,000		1,089,000

536	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Community engagement increased				587,000				587,000

TECHNICAL ADVISORY EXTENSION PROGRAM				587,000				587,000

Provision of Extension Services				587,000				587,000

Sub-total, Operations		119,909,000		84,793,000		1,138,100,000		1,342,802,000

TOTAL NEW APPROPRIATIONS	₱	162,908,000	₱	97,354,000	₱	1,138,100,000	₱	1,398,362,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	111,051

Total Permanent Positions	111,051

Other Compensation Common to All
Personnel Economic Relief Allowance	6,192
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,548
Honoraria	412
Mid-Year Bonus - Civilian	9,254
Year End Bonus	9,254
Cash Gift	1,290
Productivity Enhancement Incentive	1,290
Step Increment	277

Total Other Compensation Common to All	29,877

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	223
Lump-sum for filling of Positions - Civilian	15,083
Lump-sum for Personnel Services	3,250
Total Other Compensation for Specific Groups	18,556
Other Benefits
PAG-IBIG Contributions	309

PhilHealth Contributions	1,830

Employees Compensation Insurance Premiums	309
Loyalty Award - Civilian	225
Terminal Leave	64

Total Other Benefits	2,737

JANUARY 3, 2022	OFFICIAL GAZETTE	537
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	687

Total Personnel Services	162,908

Maintenance and Other Operating Expenses
Travelling Expenses	2,775
Training and Scholarship Expenses	2,687
Supplies and Materials Expenses	2,840
Utility Expenses	6,861
Communication Expenses	1,178
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
General Services	3,461
Repairs and Maintenance	1,129
Financial Assistance/Subsidy	62,424
Taxes, Insurance Premiums and Other Fees	206
Other Maintenance and Operating Expenses
Advertising Expenses	43
Printing and Publication Expenses	179
Representation Expenses	923
Transportation and Delivery Expenses	596
Membership Dues and Contributions to Organizations	153
Subscription Expenses	181
Other Maintenance and Operating Expenses	10,600

Total Maintenance and Other Operating Expenses	97,354

Total Current Operating Expenditures	260,262

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	168,645
Machinery and Equipment Outlay	968,645
Furniture, Fixtures and Books Outlay	810

Total Capital Outlays	1,138,100

TOTAL NEW APPROPRIATIONS	1,398,362

H.2. MINDORO STATE UNIVERSITY

(MINDORO STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	336,009,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

538	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support	₱	47,730,000	₱	17,347,000	₱	5,000,000	₱	70,077,000
Operations		133,579,000		123,853,000		8,500,000		265,932,000

HIGHER EDUCATION PROGRAM		133,579,000		116,094,000		8,500,000		258,173,000
RESEARCH PROGRAM				6,814,000				6,814,000
TECHNICAL ADVISORY EXTENSION PROGRAM				945,000				945,000

TOTAL NEW APPROPRIATIONS	₱	181,309,000	₱	141,200,000	₱	13,500,000	₱	336,009,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,059,000	₱	17,347,000	₱	4,342,000	₱	42,748,000
Administration of Personnel Benefits		26,671,000						26,671,000
Project(s)
Locally-Funded Project(s)						658,000		658,000

Expansion and Adoption of Hybrid Rice to Increase Rice Production						658,000		658,000

Sub-total, General Administration and Support		47,730,000		17,347,000		5,000,000		70,077,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		133,579,000		116,094,000		8,500,000		258,173,000

HIGHER EDUCATION PROGRAM		133,579,000		116,094,000		8,500,000		258,173,000

Provision of Higher Education Services		133,579,000		26,609,000				160,188,000
Project(s)
Locally-Funded Project(s)				89,485,000		8,500,000		97,985,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				5,400,000		8,500,000		13,900,000

JANUARY 3, 2022	OFFICIAL GAZETTE	539
STATE UNIVERSITIES AND COLLEGES

Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				81,085,000				81,085,000
Higher education research improved to promote economic productivity and innovation				6,814,000				6,814,000

RESEARCH PROGRAM				6,814,000				6,814,000

Conduct of Research Services				6,814,000				6,814,000
Community engagement increased				945,000				945,000

TECHNICAL ADVISORY EXTENSION PROGRAM				945,000				945,000

Provision of Extension Services				945,000				945,000

Sub-total, Operations		133,579,000		123,853,000		8,500,000		265,932,000

TOTAL NEW APPROPRIATIONS	₱	181,309,000	₱	141,200,000	₱	13,500,000	₱	336,009,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	117,986

Total Permanent Positions	117,986

Other Compensation Common to All
Personnel Economic Relief Allowance	6,840
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,710
Honoraria	200
Mid-Year Bonus - Civilian	9,832
Year End Bonus	9,832
Cash Gift	1,425
Productivity Enhancement Incentive	1,425
Step Increment	295

Total Other Compensation Common to All	31,919

540	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	492
Lump-sum for filling of Positions - Civilian	26,671

Total Other Compensation for Specific Groups	27,163

Other Benefits
PAG-IBIG Contributions	342
PhilHealth Contributions	1,972
Employees Compensation Insurance Premiums	342
Loyalty Award - Civilian	205

Total Other Benefits	2,861

Non-Permanent Positions	1,380

Total Personnel Services	181,309

Maintenance and Other Operating Expenses
Travelling Expenses	3,560
Training and Scholarship Expenses	3,800
Supplies and Materials Expenses	9,492
Utility Expenses	5,944
Communication Expenses	4,553
Awards/Rewards and Prizes	1,250
Survey, Research, Exploration and Development Expenses	2,809
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	2,182
General Services	1,346
Repairs and Maintenance	9,852
Financial Assistance/Subsidy	81,585
Taxes, Insurance Premiums and Other Fees	1,669
Labor and Wages	4,111
Other Maintenance and Operating Expenses
Printing and Publication Expenses	101
Representation Expenses	200
Transportation and Delivery Expenses	227
Rent/Lease Expenses	240
Membership Dues and Contributions to Organizations	410
Subscription Expenses	250
Other Maintenance and Operating Expenses	7,487

Total Maintenance and Other Operating Expenses	141,200

Total Current Operating Expenditures	322,509

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	658
Buildings and Other Structures	3,825

JANUARY 3, 2022	OFFICIAL GAZETTE	541
STATE UNIVERSITIES AND COLLEGES

Machinery and Equipment Outlay	7,025
Furniture, Fixtures, and Books Outlay	850
Biological Assets Outlay	1,142

Total Capital Outlays	13,500

TOTAL NEW APPROPRIATIONS	336,009

H.3. OCCIDENTAL MINDORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	468,639,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	46,899,000	₱	5,031,000	₱		₱	51,930,000
Operations		179,563,000		221,863,000		15,283,000		416,709,000

HIGHER EDUCATION PROGRAM		178,692,000		219,276,000		15,283,000		413,251,000
RESEARCH PROGRAM		871,000		1,809,000				2,680,000
TECHNICAL ADVISORY EXTENSION PROGRAM				778,000				778,000

TOTAL NEW APPROPRIATIONS	₱	226,462,000	₱	226,894,000	₱	15,283,000	₱	468,639,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,741,000	₱	5,031,000	₱		₱	34,772,000
Administration of Personnel Benefits		17,158,000						17,158,000

Sub-total, General Administration and Support		46,899,000		5,031,000				51,930,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		178,692,000		219,276,000		15,283,000		413,251,000

542	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HIGHER EDUCATION PROGRAM		178,692,000		219,276,000		15,283,000		413,251,000

Provision of Higher Education Services		174,967,000		65,905,000				240,872,000
Project(s)
Locally-Funded Project(s)		3,725,000		153,371,000		15,283,000		172,379,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				9,600,000		15,100,000		24,700,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				138,152,000				138,152,000
Increase in carrying capacity of Nursing and Allied Health Programs		3,725,000		2,619,000		183,000		6,527,000
Higher education research improved to promote economic productivity and innovation		871,000		1,809,000				2,680,000

RESEARCH PROGRAM		871,000		1,809,000				2,680,000

Conduct of Research Services		871,000		1,809,000				2,680,000
Community engagement increased				778,000				778,000

TECHNICAL ADVISORY EXTENSION PROGRAM				778,000				778,000

Provision of Extension Services				778,000				778,000

Sub-total, Operations		179,563,000		221,863,000		15,283,000		416,709,000

TOTAL NEW APPROPRIATIONS	₱	226,462,000	₱	226,894,000	₱	15,283,000	₱	468,639,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	154,420

Total Permanent Positions	154,420

Other Compensation Common to All
Personnel Economic Relief Allowance	9,144
Representation Allowance	180
Transportation Allowance	180

JANUARY 3, 2022	OFFICIAL GAZETTE	543
STATE UNIVERSITIES AND COLLEGES

Clothing and Uniform Allowance	2,286
Mid-Year Bonus - Civilian	12,868
Year End Bonus	12,868
Cash Gift	1,905
Productivity Enhancement Incentive	1,905
Step Increment	387

Total Other Compensation Common to All	41,723

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	315
Lump-sum for filling of Positions - Civilian	17,038
Lump-sum for Personnel Services	3,725

Total Other Compensation for Specific Groups	21,078

Other Benefits
PAG-IBIG Contributions	456
PhilHealth Contributions	2,578
Employees Compensation Insurance Premiums	456
Loyalty Award - Civilian	255
Terminal Leave	120

Total Other Benefits	3,865

Non-Permanent Positions	5,376

Total Personnel Services	226,462

Maintenance and Other Operating Expenses
Travelling Expenses	1,615
Training and Scholarship Expenses	4,320
Supplies and Materials Expenses	14,302
Utility Expenses	6,390
Communication Expenses	23,239
Awards/Rewards and Prizes	135
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126
Professional Services	8,044
General Services	11,562
Repairs and Maintenance	2,970
Financial Assistance/Subsidy	138,652
Taxes, Insurance Premiums and Other Fees	1,239
Labor and Wages	108
Other Maintenance and Operating Expenses
Printing and Publication Expenses	113
Representation Expenses	39
Transportation and Delivery Expenses	65
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	32
Subscription Expenses	10
Other Maintenance and Operating Expenses	12,733

Total Maintenance and Other Operating Expenses	226,894

Total Current Operating Expenditures	453,356

544	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	6,795
Machinery and Equipment Outlay	6,978
Furniture, Fixtures and Books Outlay	1,510

Total Capital Outlays	15,283

TOTAL NEW APPROPRIATIONS	468,639

H.4. PALAWAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	827,851,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	108,018,000	₱	28,056,000			₱	136,074,000
Support to Operations		7,537,000		6,000				7,543,000
Operations		287,414,000		364,020,000		32,800,000		684,234,000

HIGHER EDUCATION PROGRAM		272,526,000		359,952,000		32,800,000		665,278,000
ADVANCED EDUCATION PROGRAM		6,852,000		1,082,000				7,934,000
RESEARCH PROGRAM		7,346,000		2,203,000				9,549,000
TECHNICAL ADVISORY EXTENSION PROGRAM		690,000		783,000				1,473,000

TOTAL NEW APPROPRIATIONS	₱	402,969,000	₱	392,082,000	₱	32,800,000	₱	827,851,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,903,000	₱	28,056,000	₱	₱	58,959,000
Administration of Personnel Benefits		77,115,000					77,115,000

Sub-total, General Administration and Support		108,018,000		28,056,000			136,074,000

JANUARY 3, 2022	OFFICIAL GAZETTE	545
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		7,537,000		6,000				7,543,000

Sub-total, Support to Operations		7,537,000		6,000				7,543,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		272,526,000		359,952,000		32,800,000		665,278,000

HIGHER EDUCATION PROGRAM		272,526,000		359,952,000		32,800,000		665,278,000

Provision of Higher Education Services		267,776,000		37,328,000				305,104,000
Project(s)
Locally-Funded Project(s)		4,750,000		322,624,000		32,800,000		360,174,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				16,000,000		25,300,000		41,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Acquisition of Equipment for the Teaching Excellence Training Laboratory						5,000,000		5,000,000
Free Higher Education				302,124,000				302,124,000
Increase in carrying capacity of Nursing and Allied Health Programs		4,750,000		1,500,000		2,500,000		8,750,000
Higher education research improved to promote economic productivity and innovation		14,198,000		3,285,000				17,483,000

ADVANCED EDUCATION PROGRAM		6,852,000		1,082,000				7,934,000

Provision of Advanced Education Services		6,852,000		1,082,000				7,934,000
RESEARCH PROGRAM		7,346,000		2,203,000				9,549,000

Conduct of Research Services		7,346,000		2,203,000				9,549,000
Community engagement increased		690,000		783,000				1,473,000

TECHNICAL ADVISORY EXTENSION PROGRAM		690,000		783,000				1,473,000

Provision of Extension Services		690,000		783,000				1,473,000

Sub-total, Operations		287,414,000		364,020,000		32,800,000		684,234,000

TOTAL NEW APPROPRIATIONS	₱	402,969,000	₱	392,082,000	₱	32,800,000	₱	827,851,000

546	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	246,969

Total Permanent Positions	246,969

Other Compensation Common to All
Personnel Economic Relief Allowance	13,944
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,486
Honoraria	1,350
Mid-Year Bonus - Civilian	20,582
Year End Bonus	20,582
Cash Gift	2,905
Productivity Enhancement Incentive	2,905
Step Increment	617

Total Other Compensation Common to All	66,731

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	638
Lump-sum for filling of Positions - Civilian	75,925
Lump-sum for Personnel Services	4,750

Total Other Compensation for Specific Groups	81,313

Other Benefits
PAG-IBIG Contributions	697
PhilHealth Contributions	4,189
Employees Compensation Insurance Premiums	697
Loyalty Award - Civilian	280
Terminal Leave	1,190

Total Other Benefits	7,053

Non-Permanent Positions	903

Total Personnel Services	402,969

Maintenance and Other Operating Expenses
Travelling Expenses	12,485
Training and Scholarship Expenses	5,025
Supplies and Materials Expenses	15,892
Utility Expenses	20,089
Communication Expenses	2,481

JANUARY 3, 2022	OFFICIAL GAZETTE	547
STATE UNIVERSITIES AND COLLEGES

Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	250
Professional Services	615
Repairs and Maintenance	6,280
Financial Assistance/Subsidy	302,624
Taxes, Insurance Premiums and Other Fees	4,067
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	750
Representation Expenses	710
Transportation and Delivery Expenses	50
Rent/Lease Expenses	220
Membership Dues and Contributions to Organizations	440
Subscription Expenses	50
Other Maintenance and Operating Expenses	19,004

Total Maintenance and Other Operating Expenses	392,082

Total Current Operating Expenditures	795,051

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	11,385
Machinery and Equipment Outlay	18,885
Furniture, Fixtures and Books Outlay	2,530

Total Capital Outlays	32,800

TOTAL NEW APPROPRIATIONS	827,851

H.5. ROMBLON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,169,707,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	43,925,000	₱	11,811,000		₱	55,736,000
Support to Operations		2,834,000		1,053,000			3,887,000
Operations		193,559,000		151,225,000	765,300,000		1,110,084,000

HIGHER EDUCATION PROGRAM		193,315,000		147,584,000	765,300,000		1,106,199,000
ADVANCED EDUCATION PROGRAM		244,000		617,000			861,000
RESEARCH PROGRAM				1,559,000			1,559,000

548	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

TECHNICAL ADVISORY EXTENSION PROGRAM				1,465,000				1,465,000

TOTAL NEW APPROPRIATIONS	₱	240,318,000	₱	164,089,000	₱	765,300,000	₱	1,169,707,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,806,000	₱	11,811,000		₱	32,617,000
Administration of Personnel Benefits		23,119,000					23,119,000

Sub-total, General Administration and Support		43,925,000		11,811,000			55,736,000

Support to Operations
Auxiliary Services		2,834,000		1,053,000			3,887,000

Sub-total, Support to Operations		2,834,000		1,053,000			3,887,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		193,315,000		147,584,000	765,300,000		1,106,199,000

HIGHER EDUCATION PROGRAM		193,315,000		147,584,000	765,300,000		1,106,199,000

Provision of Higher Education Services		193,315,000		12,675,000			205,990,000
Project(s)
Locally-Funded Project(s)				134,909,000	765,300,000		900,209,000

Smart Campus Program					750,000,000		750,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				9,700,000	15,300,000		25,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000			2,000,000
Conduct of Activities for Sports and Culture Development				500,000			500,000
Student Assistance Program				500,000			500,000
Free Higher Education				122,209,000			122,209,000
Higher education research improved to promote economic productivity and innovation		244,000		2,176,000			2,420,000

JANUARY 3, 2022	OFFICIAL GAZETTE	549
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		244,000		617,000				861,000

Provision of Advanced Education Services		244,000		617,000				861,000
RESEARCH PROGRAM				1,559,000				1,559,000

Conduct of Research Services				1,559,000				1,559,000
Community engagement increased				1,465,000				1,465,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,465,000				1,465,000

Provision of Extension Services				1,465,000				1,465,000

Sub-total, Operations		193,559,000		151,225,000		765,300,000		1,110,084,000

TOTAL NEW APPROPRIATIONS	₱	240,318,000	₱	164,089,000	₱	765,300,000	₱	1,169,707,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	166,431

Total Permanent Positions	166,431

Other Compensation Common to All
Personnel Economic Relief Allowance	9,432
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	2,358
Honoraria	894
Mid-Year Bonus - Civilian	13,870
Year End Bonus	13,870
Cash Gift	1,965
Productivity Enhancement Incentive	1,965
Step Increment	416

Total Other Compensation Common to All	45,226

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	210
Lump-sum for filling of Positions - Civilian	19,742

Total Other Compensation for Specific Groups	19,952

Other Benefits
PAG-IBIG Contributions	471
PhilHealth Contributions	2,795

550	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Employees Compensation Insurance Premiums	471
Loyalty Award - Civilian	215
Terminal Leave	3,377

Total Other Benefits	7,329

Non-Permanent Positions	1,380

Total Personnel Services	240,318

Maintenance and Other Operating Expenses
Travelling Expenses	4,900
Training and Scholarship Expenses	3,413
Supplies and Materials Expenses	4,549
Utility Expenses	7,098
Communication Expenses	1,842
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	1,800
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	320
General Services	2,235
Repairs and Maintenance	2,950
Financial Assistance/Subsidy	122,709
Taxes, Insurance Premiums and Other Fees	250
Other Maintenance and Operating Expenses
Printing and Publication Expenses	240
Representation Expenses	615
Transportation and Delivery Expenses	150
Membership Dues and Contributions to Organizations	500
Other Maintenance and Operating Expenses	10,200

Total Maintenance and Other Operating Expenses	164,089

Total Current Operating Expenditures	404,407

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	6,885
Machinery and Equipment Outlay	756,885
Furniture, Fixtures and Books Outlay	1,530

Total Capital Outlays	765,300

TOTAL NEW APPROPRIATIONS	1,169,707

H.6. WESTERN PHILIPPINES UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	504,653,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	551
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	69,742,000	₱	9,299,000	₱		₱	79,041,000
Support to Operations		5,060,000		1,103,000				6,163,000
Operations		169,984,000		205,043,000		44,422,000		419,449,000

HIGHER EDUCATION PROGRAM		155,157,000		201,747,000		44,422,000		401,326,000
ADVANCED EDUCATION PROGRAM		297,000		343,000				640,000
RESEARCH PROGRAM		1,704,000		2,141,000				3,845,000
TECHNICAL ADVISORY EXTENSION PROGRAM		12,826,000		812,000				13,638,000

TOTAL NEW APPROPRIATIONS	₱	244,786,000	₱	215,445,000	₱	44,422,000	₱	504,653,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	40,110,000	₱	9,299,000	₱		₱	49,409,000
Administration of Personnel Benefits		29,632,000						29,632,000

Sub-total, General Administration and Support		69,742,000		9,299,000				79,041,000

Support to Operations
Auxiliary Services		5,060,000		1,103,000				6,163,000

Sub-total, Support to Operations		5,060,000		1,103,000				6,163,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		155,157,000		201,747,000		44,422,000		401,326,000

HIGHER EDUCATION PROGRAM		155,157,000		201,747,000		44,422,000		401,326,000

Provision of Higher Education Services		155,157,000		40,507,000				195,664,000
Project(s)
Locally-Funded Project(s)				161,240,000		44,422,000		205,662,000

Rehabilitation of College of Fisheries and Aquatic Sciences (CFAS) Instruction Building, Puerto Princesa City Campus						32,922,000		32,922,000

552	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				7,300,000		11,500,000		18,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				150,940,000				150,940,000
Higher education research improved to promote economic productivity and innovation		2,001,000		2,484,000				4,485,000

ADVANCED EDUCATION PROGRAM		297,000		343,000				640,000

Provision of Advanced Education Services		297,000		343,000				640,000
RESEARCH PROGRAM		1,704,000		2,141,000				3,845,000

Conduct of Research Services		1,704,000		2,141,000				3,845,000
Community engagement increased		12,826,000		812,000				13,638,000

TECHNICAL ADVISORY EXTENSION PROGRAM		12,826,000		812,000				13,638,000

Provision of Extension Services		12,826,000		812,000				13,638,000

Sub-total, Operations		169,984,000		205,043,000		44,422,000		419,449,000

TOTAL NEW APPROPRIATIONS	₱	244,786,000	₱	215,445,000	₱	44,422,000	₱	504,653,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	163,629

Total Permanent Positions	163,629

Other Compensation Common to All
Personnel Economic Relief Allowance	8,832
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,208
Honoraria	1,010
Mid-Year Bonus - Civilian	13,635
Year End Bonus	13,635
Cash Gift	1,840

JANUARY 3, 2022	OFFICIAL GAZETTE	553
STATE UNIVERSITIES AND COLLEGES

Productivity Enhancement Incentive	1,840
Step Increment	409

Total Other Compensation Common to All	43,769

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	731
Lump-sum for filling of Positions - Civilian	29,103

Total Other Compensation for Specific Groups	29,834

Other Benefits
PAG-IBIG Contributions	442
PhilHealth Contributions	2,624
Employees Compensation Insurance Premiums	442
Loyalty Award - Civilian	180
Terminal Leave	529

Total Other Benefits	4,217

Non-Permanent Positions	3,337

Total Personnel Services	244,786

Maintenance and Other Operating Expenses
Travelling Expenses	4,204
Training and Scholarship Expenses	6,480
Supplies and Materials Expenses	10,571
Utility Expenses	15,839
Communication Expenses	8,457
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	240
General Services	4,499
Repairs and Maintenance	3,028
Financial Assistance/Subsidy	151,440
Taxes, Insurance Premiums and Other Fees	1,415
Labor and Wages	144
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	210
Other Maintenance and Operating Expenses	7,800

Total Maintenance and Other Operating Expenses	215,445

Total Current Operating Expenditures	460,231

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,097
Machinery and Equipment Outlay	5,175
Furnitures, Fixtures and Books Outlay	1,150

Total Capital Outlays	44,422

TOTAL NEW APPROPRIATIONS	504,653

554	OFFICIAL GAZETTE	VOL. 118, NO. 1
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I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	203,333,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,330,000	₱	17,942,000			₱	49,272,000
Operations		77,642,000		72,319,000		4,100,000		154,061,000

HIGHER EDUCATION PROGRAM		74,674,000		70,928,000		4,100,000		149,702,000
ADVANCED EDUCATION PROGRAM		1,777,000						1,777,000
RESEARCH PROGRAM		440,000		1,269,000				1,709,000
TECHNICAL ADVISORY EXTENSION PROGRAM		751,000		122,000				873,000

TOTAL NEW APPROPRIATIONS	₱	108,972,000	₱	90,261,000	₱	4,100,000	₱	203,333,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays	Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,931,000	₱	17,942,000		₱	40,873,000
Administration of Personnel Benefits		8,399,000					8,399,000

Sub-total, General Administration and Support		31,330,000		17,942,000			49,272,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		74,674,000		70,928,000	4,100,000		149,702,000

HIGHER EDUCATION PROGRAM		74,674,000		70,928,000	4,100,000		149,702,000

Provision of Higher Education Services		74,674,000		7,814,000			82,488,000

JANUARY 3, 2022	OFFICIAL GAZETTE	555
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)				63,114,000		4,100,000		67,214,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				2,600,000		4,100,000		6,700,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				57,514,000				57,514,000
Higher education research improved to promote economic productivity and innovation		2,217,000		1,269,000				3,486,000

ADVANCED EDUCATION PROGRAM		1,777,000						1,777,000

Provision of Advanced Education Services		1,777,000						1,777,000
RESEARCH PROGRAM		440,000		1,269,000				1,709,000

Conduct of Research Services		440,000		1,269,000				1,709,000
Community engagement increased		751,000		122,000				873,000

TECHNICAL ADVISORY EXTENSION PROGRAM		751,000		122,000				873,000

Provision of Extension Services		751,000		122,000				873,000

Sub-total, Operations		77,642,000		72,319,000		4,100,000		154,061,000

TOTAL NEW APPROPRIATIONS	₱	108,972,000	₱	90,261,000	₱	4,100,000	₱	203,333,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	76,782

Total Permanent Positions	76,782

Other Compensation Common to All
Personnel Economic Relief Allowance	4,128
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,032
Honoraria	442

556	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Mid-Year Bonus - Civilian	6,399
Year End Bonus	6,399
Cash Gift	860
Productivity Enhancement Incentive	860
Step Increment	192

Total Other Compensation Common to All	20,528

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	555
Lump-sum for filling of Positions - Civilian	8,377
Anniversary Bonus - Civilian	525

Total Other Compensation for Specific Groups	9,457

Other Benefits
PAG-IBIG Contributions	205
PhilHealth Contributions	1,289
Employees Compensation Insurance Premiums	205
Loyalty Award - Civilian	80
Terminal Leave	22

Total Other Benefits	1,801

Non-Permanent Positions	404

Total Personnel Services	108,972

Maintenance and Other Operating Expenses
Travelling Expenses	2,210
Training and Scholarship Expenses	2,606
Supplies and Materials Expenses	5,930
Utility Expenses	4,794
Communication Expenses	1,451
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	856
General Services	4,432
Repairs and Maintenance	2,348
Financial Assistance/Subsidy	58,014
Taxes, Insurance Premiums and Other Fees	550
Labor and Wages	450
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	250
Representation Expenses	650
Transportation and Delivery Expenses	50
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	100
Subscription Expenses	120
Other Maintenance and Operating Expenses	3,100

Total Maintenance and Other Operating Expenses	90,261

JANUARY 3, 2022	OFFICIAL GAZETTE	557
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	199,233

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,845
Machinery and Equipment Outlay	1,845
Furniture, Fixtures and Books Outlay	410

Total Capital Outlays	4,100

TOTAL NEW APPROPRIATIONS	203,333

I.2. BICOL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,453,161,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	216,776,000	₱	54,928,000	₱		₱	271,704,000
Support to Operations		14,545,000		15,940,000				30,485,000
Operations		634,358,000		376,392,000		140,222,000		1,150,972,000

HIGHER EDUCATION PROGAM		591,940,000		343,771,000		140,222,000		1,075,933,000
ADVANCED EDUCATION PROGRAM		33,751,000		3,905,000				37,656,000
RESEARCH PROGRAM		5,091,000		26,739,000				31,830,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,576,000		1,977,000				5,553,000

TOTAL NEW APPROPRIATIONS	₱	865,679,000	₱	447,260,000	₱	140,222,000	₱	1,453,161,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,072,000	₱	54,928,000	₱	₱	111,000,000

558	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Administration of Personnel Benefits	160,704,000			160,704,000

Sub-total, General Administration and Support	216,776,000	54,928,000		271,704,000

Support to Operations
Auxiliary Services	14,545,000	15,940,000		30,485,000

Sub-total, Support to Operations	14,545,000	15,940,000		30,485,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	591,940,000	343,771,000	140,222,000	1,075,933,000

HIGHER EDUCATION PROGRAM	591,940,000	343,771,000	140,222,000	1,075,933,000

Provision of Higher Education Services	573,317,000	89,015,000		662,332,000
Project(s)
Locally-Funded Project(s)	18,623,000	254,756,000	140,222,000	413,601,000

Rehabilitation/Renovation of Crop Science Building			15,000,000	15,000,000
Repair of Rice Mill Building			3,000,000	3,000,000
Rehabilitation/Renovation and Conversion of Accreditation Building to Food Science Building			14,922,000	14,922,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment		16,300,000	25,800,000	42,100,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000
Establishment and/or Support to the College of Medicine	5,435,000	16,997,000	75,000,000	97,432,000
Acquisition of Equipment for the Teaching Excellence Training Laboratory			5,000,000	5,000,000
Free Higher Education		216,334,000		216,334,000
Increase in carrying capacity of Nursing and Allied Health Programs	13,188,000	2,125,000	1,500,000	16,813,000
Higher education research improved to promote economic productivity and innovation	38,842,000	30,644,000		69,486,000

ADVANCED EDUCATION PROGRAM	33,751,000	3,905,000		37,656,000

Provision of Advanced Education Services	33,751,000	3,905,000		37,656,000

JANUARY 3, 2022	OFFICIAL GAZETTE	559
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		5,091,000		26,739,000				31,830,000

Conduct of Research Services		5,091,000		26,739,000				31,830,000
Community engagement increased		3,576,000		1,977,000				5,553,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,576,000		1,977,000				5,553,000

Provision of Extension Services		3,576,000		1,977,000				5,553,000

Sub-total, Operations		634,358,000		376,392,000		140,222,000		1,150,972,000

TOTAL NEW APPROPRIATIONS	₱	865,679,000	₱	447,260,000	₱	140,222,000	₱	1,453,161,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	486,129

Total Permanent Positions	486,129

Other Compensation Common to All
Personnel Economic Relief Allowance	22,680
Representation Allowance	312
Transportation Allowance	312
Clothing and Uniform Allowance	5,670
Honoraria	63,000
Mid-Year Bonus - Civilian	40,511
Year End Bonus	40,511
Cash Gift	4,725
Productivity Enhancement Incentive	4,725
Step Increment	1,215

Total Other Compensation Common to All	183,661

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,494
Lump-sum for filling of Positions - Civilian	155,350
Lump-sum for Personnel Services	18,623

Total Other Compensation for Specific Groups	175,467

Other Benefits
PAG-IBIG Contributions	1,133
PhilHealth Contributions	7,462
Employees Compensation Insurance Premiums	1,133
Loyalty Award - Civilian	1,115

560	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Terminal Leave	5,354

Total Other Benefits	16,197

Non-Permanent Positions	4,225

Total Personnel Services	865,679

Maintenance and Other Operating Expenses
Travelling Expenses	9,600
Training and Scholarship Expenses	8,955
Supplies and Materials Expenses	32,667
Utility Expenses	42,233
Communication Expenses	5,011
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	10,601
General Services	45,767
Repairs and Maintenance	12,487
Financial Assistance/Subsidy	216,834
Taxes, Insurance Premiums and Other Fees	11,532
Labor and Wages	1,640
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	1,420
Representation Expenses	1,914
Transportation and Delivery Expenses	1,914
Membership Dues and Contributions to Organizations	1,800
Other Maintenance and Operating Expenses	41,695

Total Maintenance and Other Operating Expenses	447,260

Total Current Operating Expenditures	1,312,939

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	119,532
Machinery and Equipment Outlay	18,110
Furniture, Fixtures and Books Outlay	2,580

Total Capital Outlays	140,222

TOTAL NEW APPROPRIATIONS	1,453,161

I.3. CAMARINES NORTE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	439,721,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	561
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	97,961,000	₱	35,144,000			₱	133,105,000
Support to Operations				565,000				565,000
Operations		156,195,000		130,956,000		18,900,000		306,051,000

HIGHER EDUCATION PROGRAM		154,835,000		128,723,000		18,900,000		302,458,000
ADVANCED EDUCATION PROGRAM		1,000,000		554,000				1,554,000
RESEARCH PROGRAM		200,000		1,398,000				1,598,000
TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		281,000				441,000

TOTAL NEW APPROPRIATIONS	₱	254,156,000	₱	166,665,000	₱	18,900,000	₱	439,721,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,699,000	₱	35,144,000		₱	89,843,000
Administration of Personnel Benefits		43,262,000					43,262,000

Sub-total, General Administration and Support		97,961,000		35,144,000			133,105,000

Support to Operations
Auxiliary Services				565,000			565,000

Sub-total, Support to Operations				565,000			565,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		154,835,000		128,723,000	18,900,000		302,458,000

HIGHER EDUCATION PROGRAM		154,835,000		128,723,000	18,900,000		302,458,000

Provision of Higher Education Services		154,835,000		16,823,000			171,658,000
Project(s)
Locally-Funded Project(s)				111,900,000	18,900,000		130,800,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				5,600,000	8,900,000		14,500,000

562	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Construction of Aquaculture Building and Acquisition of Hatchery Equipment for Mangrove and Seaweed Propagation, CNSC- Mercedes Campus						10,000,000		10,000,000
Free Higher Education				103,300,000				103,300,000
Higher education research improved to promote economic productivity and innovation		1,200,000		1,952,000				3,152,000

ADVANCED EDUCATION PROGRAM		1,000,000		554,000				1,554,000

Provision of Advanced Education Services		1,000,000		554,000				1,554,000
RESEARCH PROGRAM		200,000		1,398,000				1,598,000

Conduct of Research Services		200,000		1,398,000				1,598,000
Community engagement increased		160,000		281,000				441,000

TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		281,000				441,000

Provision of Extension Services		160,000		281,000				441,000

Sub-total, Operations		156,195,000		130,956,000		18,900,000		306,051,000

TOTAL NEW APPROPRIATIONS	₱	254,156,000	₱	166,665,000	₱	18,900,000	₱	439,721,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	148,530

Total Permanent Positions	148,530

Other Compensation Common to All
Personnel Economic Relief Allowance	8,904
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	2,226
Honoraria	1,660

JANUARY 3, 2022	OFFICIAL GAZETTE	563
STATE UNIVERSITIES AND COLLEGES

Mid-Year Bonus - Civilian	12,378
Year End Bonus	12,378
Cash Gift	1,855
Productivity Enhancement Incentive	1,855
Step Increment	371

Total Other Compensation Common to All	41,747

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	570
Lump-sum for filling of Position - Civilian	40,358
Anniversary Bonus - Civilian	1,101

Total Other Compensation for Specific Groups	42,029

Other Benefits
PAG-IBIG Contributions	445
PhilHealth Contributions	2,550
Employees Compensation Insurance Premiums	445
Loyalty Award - Civilian	200
Terminal Leave	2,904

Total Other Benefits	6,544

Non-Permanent Positions	15,306

Total Personnel Services	254,156

Maintenance and Other Operating Expenses
Travelling Expenses	3,627
Training and Scholarship Expenses	2,580
Supplies and Materials Expenses	23,359
Utility Expenses	5,956
Communication Expenses	1,062
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	2,250
General Services	10,280
Financial Assistance/Subsidy	103,800
Taxes, Insurance Premiums and Other Fees	3,575
Other Maintenance and Operating Expenses
Printing and Publication Expenses	550
Transportation and Delivery Expenses	690
Rent/Lease Expenses	180
Membership Dues and Contributions to Organizations	492
Subscription Expenses	54
Other Maintenance and Operating Expenses	6,100

Total Maintenance and Other Operating Expenses	166,665

Total Current Operating Expenditures	420,821

564	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	9,005
Machinery and Equipment Outlay	9,005
Furniture, Fixtures and Books Outlay	890

Total Capital Outlays	18,900

TOTAL NEW APPROPRIATIONS	439,721

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	429,515,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support		37,766,000	₱	34,990,000			₱	72,756,000
Operations		118,711,000		218,555,000		19,493,000		356,759,000

HIGHER EDUCATION PROGRAM		109,426,000		209,816,000		19,493,000		338,735,000
ADVANCED EDUCATION PROGRAM		7,679,000		1,778,000				9,457,000
RESEARCH PROGRAM		879,000		5,597,000				6,476,000
TECHNICAL ADVISORY EXTENSION PROGRAM		727,000		1,364,000				2,091,000

TOTAL NEW APPROPRIATIONS	₱	156,477,000	₱	253,545,000	₱	19,493,000	₱	429,515,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,177,000	₱	34,990,000		₱	70,167,000
Administration of Personnel Benefits		2,589,000					2,589,000

Sub-total, General Administration and Support		37,766,000		34,990,000			72,756,000

JANUARY 3, 2022	OFFICIAL GAZETTE	565
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		109,426,000		209,816,000		19,493,000		338,735,000

HIGHER EDUCATION PROGRAM		109,426,000		209,816,000		19,493,000		338,735,000

Provision of Higher Education Services		93,450,000		65,453,000				158,903,000
Project(s)
Locally-Funded Project(s)		15,976,000		144,363,000		19,493,000		179,832,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				6,100,000		9,700,000		15,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				130,137,000				130,137,000
Increase in carrying capacity of Nursing and Allied Health Programs		15,976,000		5,126,000		9,793,000		30,895,000
Higher education research improved to promote economic productivity and innovation		8,558,000		7,375,000				15,933,000

ADVANCED EDUCATION PROGRAM		7,679,000		1,778,000				9,457,000

Provision of Advanced Education Services		7,679,000		1,778,000				9,457,000
RESEARCH PROGRAM		879,000		5,597,000				6,476,000

Conduct of Research Services		879,000		5,597,000				6,476,000
Community engagement increased		727,000		1,364,000				2,091,000

TECHNICAL ADVISORY EXTENSION PROGRAM		727,000		1,364,000				2,091,000

Provision of Extension Services		727,000		1,364,000				2,091,000

Sub-total, Operations		118,711,000		218,555,000		19,493,000		356,759,000

TOTAL NEW APPROPRIATIONS	₱	156,477,000	₱	253,545,000	₱	19,493,000	₱	429,515,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

566	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Permanent Positions
Basic Salary	89,258

Total Permanent Positions	89,258

Other Compensation Common to All
Personnel Economic Relief Allowance	4,464
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,116
Honoraria	8,053
Mid-Year Bonus - Civilian	7,439
Year End Bonus	7,439
Cash Gift	930
Productivity Enhancement Incentive	930
Step Increment	224

Total Other Compensation Common to All	30,955

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for filling of Positions - Civilian	2,537
Lump-sum for Personnel Services	15,976

Total Other Compensation for Specific Groups	18,646

Other Benefits
PAG-IBIG Contributions	223
PhilHealth Contributions	1,404
Employees Compensation Insurance Premiums	223
Loyalty Award - Civilian	125
Terminal Leave	52

Total Other Benefits	2,027

Non-Permanent Positions	15,591

Total Personnel Services	156,477

Maintenance and Other Operating Expenses
Travelling Expenses	6,544
Training and Scholarship Expenses	5,056
Supplies and Materials Expenses	35,992
Utility Expenses	11,486
Communication Expenses	4,823
Awards/Rewards and Prizes	2,200
Survey, Research, Exploration and Development Expenses	3,830
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	130
Professional Services	5,876
General Services	11,000
Repairs and Maintenance	5,156

JANUARY 3, 2022	OFFICIAL GAZETTE	567
STATE UNIVERSITIES AND COLLEGES

Financial Assistance/Subsidy	130,637
Taxes, Insurance Premiums and Other Fees	4,150
Labor and Wages	684
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	120
Representation Expenses	730
Transportation and Delivery Expenses	569
Rent/Lease Expenses	310
Membership Dues and Contributions to Organizations	120
Subscription Expenses	7,914
Other Maintenance and Operating Expenses	16,148

Total Maintenance and Other Operating Expenses	253,545

Total Current Operating Expenditures	410,022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,365
Machinery and Equipment Outlay	14,158
Furniture, Fixtures and Books Outlay	970

Total Capital Outlays	19,493

TOTAL NEW APPROPRIATIONS	429,515

I.5. CATANDUANES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	531,368,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	159,406,000	₱	62,714,000	₱		₱	222,120,000
Support to Operations		2,083,000						2,083,000
Operations		188,759,000		89,606,000		28,800,000		307,165,000

HIGHER EDUCATION PROGRAM		178,117,000		86,598,000		28,800,000		293,515,000
ADVANCED EDUCATION PROGRAM		5,722,000		633,000				6,355,000
RESEARCH PROGRAM		3,241,000		1,795,000				5,036,000

568	OFFICIAL GAZETTE	VOL. 118, NO. 1
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TECHNICAL ADVISORY EXTENSION PROGRAM		1,679,000		580,000				2,259,000

TOTAL NEW APPROPRIATIONS	₱	350,248,000	₱	152,320,000	₱	28,800,000	₱	531,368,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,137,000	₱	62,714,000	₱		₱	119,851,000
Administration of Personnel Benefits		102,269,000						102,269,000

Sub-total, General Administration and Support		159,406,000		62,714,000				222,120,000

Support to Operations
Auxiliary Services		2,083,000						2,083,000

Sub-total, Support to Operations		2,083,000						2,083,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		178,117,000		86,598,000		28,800,000		293,515,000

HIGHER EDUCATION PROGRAM		178,117,000		86,598,000		28,800,000		293,515,000

Provision of Higher Education Services		160,617,000		15,345,000				175,962,000
Project(s)
Locally-Funded Project(s)		17,500,000		71,253,000		28,800,000		117,553,000

Establishment of Coconut Nursery						3,000,000		3,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				6,800,000		10,800,000		17,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				46,453,000				46,453,000
Increase in carrying capacity of Nursing and Allied Health Programs		17,500,000		15,000,000		15,000,000		47,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	569
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation		8,963,000		2,428,000				11,391,000

ADVANCED EDUCATION PROGRAM		5,722,000		633,000				6,355,000

Provision of Advanced Education Services		5,722,000		633,000				6,355,000
RESEARCH PROGRAM		3,241,000		1,795,000				5,036,000

Conduct of Research Services		3,241,000		1,795,000				5,036,000
Community engagement increased		1,679,000		580,000				2,259,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,679,000		580,000				2,259,000

Provision of Extension Services		1,679,000		580,000				2,259,000

Sub-total, Operations		188,759,000		89,606,000		28,800,000		307,165,000

TOTAL NEW APPROPRIATIONS	₱	350,248,000	₱	152,320,000	₱	28,800,000	₱	531,368,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	167,889

Total Permanent Positions	167,889

Other Compensation Common to All
Personnel Economic Relief Allowance	9,792
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,448
Honoraria	12,240
Mid-Year Bonus - Civilian	13,991
Year End Bonus	13,991
Cash Gift	2,040
Productivity Enhancement Incentive	2,040
Step Increment	420

Total Other Compensation Common to All	57,202

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	955
Lump-sum for filling of Positions - Civilian	100,678
Lump-sum for Personnel Services	17,500

Total Other Compensation for Specific Groups	119,133

570	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Benefits
PAG-IBIG Contributions	489
PhilHealth Contributions	2,775
Employees Compensation Insurance Premiums	489
Loyalty Award - Civilian	270
Terminal Leave	1,591

Total Other Benefits	5,614

Non-Permanent Positions	410

Total Personnel Services	350,248

Maintenance and Other Operating Expenses
Travelling Expenses	7,015
Training and Scholarship Expenses	4,560
Supplies and Materials Expenses	13,484
Utility Expenses	20,900
Communication Expenses	1,750
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	8,825
General Services	10,000
Repairs and Maintenance	2,080
Financial Assistance/Subsidy	46,953
Taxes, Insurance Premiums and Other Fees	3,300
Labor and Wages	2,120
Other Maintenance and Operating Expenses
Printing and Publication Expenses	785
Transportation and Delivery Expenses	45
Membership Dues and Contributions to Organizations	625
Subscription Expenses	1,295
Other Maintenance and Operating Expenses	26,433

Total Maintenance and Other Operating Expenses	152,320

Total Current Operating Expenditures	502,568

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	7,860
Machinery and Equipment Outlay	19,860
Furniture, Fixtures and Books Outlay	1,080

Total Capital Outlays	28,800

TOTAL NEW APPROPRIATIONS	531,368

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,915,502,000

JANUARY 3, 2022	OFFICIAL GAZETTE	571
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	142,522,000	₱	41,631,000	₱		₱	184,153,000
Support to Operations		7,314,000		4,087,000				11,401,000
Operations		261,854,000		448,294,000		1,009,800,000		1,719,948,000

HIGHER EDUCATION PROGRAM		238,653,000		434,613,000		961,800,000		1,635,066,000
ADVANCED EDUCATION PROGRAM		14,833,000		1,140,000				15,973,000
RESEARCH PROGRAM		6,300,000		11,288,000		48,000,000		65,588,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,068,000		1,253,000				3,321,000

TOTAL NEW APPROPRIATIONS	₱	411,690,000	₱	494,012,000	₱	1,009,800,000	₱	1,915,502,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,309,000	₱	41,631,000	₱		₱	73,940,000
Administration of Personnel Benefits		110,213,000						110,213,000

Sub-total, General Administration and Support		142,522,000		41,631,000				184,153,000

Support to Operations
Auxiliary Services		7,314,000		4,087,000				11,401,000

Sub-total, Support to Operations		7,314,000		4,087,000				11,401,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		238,653,000		434,613,000		961,800,000		1,635,066,000

572	OFFICIAL GAZETTE	VOL. 118, NO. 1
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HIGHER EDUCATION PROGRAM		238,653,000		434,613,000		961,800,000		1,635,066,000

Provision of Higher Education Services		238,653,000		58,996,000				297,649,000
Project(s)
Locally-Funded Project(s)				375,617,000		961,800,000		1,337,417,000

Smart Campus Program						950,000,000		950,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				7,500,000		11,800,000		19,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				365,117,000				365,117,000
Higher education research improved to promote economic productivity and innovation		21,133,000		12,428,000		48,000,000		81,561,000

ADVANCED EDUCATION PROGRAM		14,833,000		1,140,000				15,973,000

Provision of Advanced Education Services		14,833,000		1,140,000				15,973,000
RESEARCH PROGRAM		6,300,000		11,288,000		48,000,000		65,588,000

Conduct of Research Services		6,300,000		11,288,000				17,588,000
Project(s)
Locally-Funded Project(s)						48,000,000		48,000,000

Establishment of CBSUA-Climate Resilient and Agri-Smart Farming Technologies (CBSUA-CRAFT) Center						48,000,000		48,000,000
Community engagement increased		2,068,000		1,253,000				3,321,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,068,000		1,253,000				3,321,000

Provision of Extension Services		2,068,000		1,253,000				3,321,000

Sub-total, Operations		261,854,000		448,294,000		1,009,800,000		1,719,948,000

TOTAL NEW APPROPRIATIONS	₱	411,690,000	₱	494,012,000	₱	1,009,800,000	₱	1,915,502,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 3, 2022	OFFICIAL GAZETTE	573
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	216,292

Total Permanent Positions	216,292

Other Compensation Common to All
Personnel Economic Relief Allowance	10,440
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,610
Honoraria	7,849
Mid-Year Bonus - Civilian	18,024
Year End Bonus	18,024
Cash Gift	2,175
Productivity Enhancement Incentive	2,175
Step Increment	541

Total Other Compensation Common to All	62,222

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	743
Lump-sum for filling of Positions - Civilian	100,446

Total Other Compensation for Specific Groups	101,189

Other Benefits
PAG-IBIG Contributions	522
PhilHealth Contributions	3,388
Employees Compensation Insurance Premiums	522
Loyalty Award - Civilian	220
Terminal Leave	9,767

Total Other Benefits	14,419

Non-Permanent Positions	17,568

Total Personnel Services	411,690

Maintenance and Other Operating Expenses
Travelling Expenses	5,870
Training and Scholarship Expenses	10,385
Supplies and Materials Expenses	18,908
Utility Expenses	30,155
Communication Expenses	2,175
Awards/Rewards and Prizes	1,770
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,540
General Services	21,262
Repairs and Maintenance	7,216

574	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Financial Assistance/Subsidy	365,617
Taxes, Insurance Premiums and Other Fees	11,435
Other Maintenance and Operating Expenses
Advertising Expenses	175
Printing and Publication Expenses	1,100
Representation Expenses	2,442
Rent/Lease Expenses	70
Membership Dues and Contributions to Organizations	410
Subscription Expenses	250
Other Maintenance and Operating Expenses	12,100

Total Maintenance and Other Operating Expenses	494,012

Total Current Operating Expenditures	905,702

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	53,310
Machinery and Equipment Outlay	955,310
Furniture, Fixtures and Books Outlay	1,180

Total Capital Outlays	1,009,800

TOTAL NEW APPROPRIATIONS	1,915,502

I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	212,591,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	40,915,000	₱	15,196,000			₱	56,111,000
Support to Operations				5,136,000				5,136,000
Operations		81,283,000		63,161,000		6,900,000		151,344,000

HIGHER EDUCATION PROGRAM		67,034,000		59,129,000		6,900,000		133,063,000
ADVANCED EDUCATION PROGRAM		14,249,000		1,634,000				15,883,000
RESEARCH PROGRAM				1,691,000				1,691,000
TECHNICAL ADVISORY EXTENSION PROGRAM				707,000				707,000

TOTAL NEW APPROPRIATIONS	₱	122,198,000	₱	83,493,000	₱	6,900,000	₱	212,591,000

JANUARY 3, 2022	OFFICIAL GAZETTE	575
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,889,000	₱	15,196,000		₱	38,085,000
Administration of Personnel Benefits		18,026,000					18,026,000

Sub-total, General Administration and Support		40,915,000		15,196,000			56,111,000

Support to Operations
Auxiliary Services				5,136,000			5,136,000

Sub-total, Support to Operations				5,136,000			5,136,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		67,034,000		59,129,000	6,900,000		133,063,000

HIGHER EDUCATION PROGRAM		67,034,000		59,129,000	6,900,000		133,063,000

Provision of Higher Education Services		67,034,000		16,156,000			83,190,000
Project(s)
Locally-Funded Project(s)				42,973,000	6,900,000		49,873,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				4,400,000	6,900,000		11,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000			2,000,000
Conduct of Activities for Sports and Culture Development				500,000			500,000
Student Assistance Program				500,000			500,000
Free Higher Education				35,573,000			35,573,000
Higher education research improved to promote economic productivity and innovation		14,249,000		3,325,000			17,574,000

ADVANCED EDUCATION PROGRAM		14,249,000		1,634,000			15,883,000

Provision of Advanced Education Services		14,249,000		1,634,000			15,883,000

576	OFFICIAL GAZETTE	VOL. 118, NO. 1
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RESEARCH PROGRAM				1,691,000				1,691,000

Conduct of Research Services				1,691,000				1,691,000
Community engagement increased				707,000				707,000

TECHNICAL ADVISORY EXTENSION PROGRAM				707,000				707,000

Provision of Extension Services				707,000				707,000

Sub-total, Operations		81,283,000		63,161,000		6,900,000		151,344,000

TOTAL NEW APPROPRIATIONS	₱	122,198,000	₱	83,493,000	₱	6,900,000	₱	212,591,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	80,059

Total Permanent Positions	80,059

Other Compensation Common to All
Personnel Economic Relief Allowance	3,912
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	978
Mid-Year Bonus - Civilian	6,672
Year End Bonus	6,672
Cash Gift	815
Productivity Enhancement Incentive	815
Step Increment	200

Total Other Compensation Common to All	20,424

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	195
Lump-sum for filling of Positions - Civilian	18,026

Total Other Compensation for Specific Groups	18,221

Other Benefits
PAG-IBIG Contributions	196
PhilHealth Contributions	1,265
Employees Compensation Insurance Premiums	196
Loyalty Award - Civilian	105

Total Other Benefits	1,762

JANUARY 3, 2022	OFFICIAL GAZETTE	577
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	1,732

Total Personnel Services	122,198

Maintenance and Other Operating Expenses
Travelling Expenses	4,608
Training and Scholarship Expenses	2,162
Supplies and Materials Expenses	6,783
Utility Expenses	10,990
Communication Expenses	2,213
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,745
General Services	7,938
Repairs and Maintenance	849
Financial Assistance/Subsidy	36,073
Taxes, Insurance Premiums and Other Fees	845
Other Maintenance and Operating Expenses
Advertising Expenses	74
Printing and Publication Expenses	298
Representation Expenses	405
Transportation and Delivery Expenses	133
Rent/Lease Expenses	179
Membership Dues and Contributions to Organizations	150
Subscription Expenses	30
Other Maintenance and Operating Expenses	4,900

Total Maintenance and Other Operating Expenses	83,493

Total Current Operating Expenditures	205,691

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,105
Machinery and Equipment Outlay	3,105
Furniture, Fixtures and Books Outlay	690

Total Capital Outlays	6,900

TOTAL NEW APPROPRIATIONS	212,591

I.8. PARTIDO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	434,383,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

578	OFFICIAL GAZETTE	VOL. 118, NO. 1
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PROGRAMS
General Administration and Support	₱	83,522,000	₱	36,377,000	₱	10,000,000	₱	129,899,000
Support to Operations		13,417,000		626,000				14,043,000
Operations		174,334,000		97,707,000		18,400,000		290,441,000

HIGHER EDUCATION PROGRAM		174,334,000		83,359,000		18,400,000		276,093,000
ADVANCED EDUCATION PROGRAM				1,498,000				1,498,000
RESEARCH PROGRAM				11,963,000				11,963,000
TECHNICAL ADVISORY EXTENSION PROGRAM				887,000				887,000

TOTAL NEW APPROPRIATIONS	₱	271,273,000	₱	134,710,000	₱	28,400,000	₱	434,383,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	41,038,000	₱	36,377,000	₱		₱	77,415,000
Administration of Personnel Benefits		42,484,000						42,484,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Completion of the Retrofitting of Gabaldon Type Administration Building, Goa Campus						10,000,000		10,000,000

Sub-total, General Administration and Support		83,522,000		36,377,000		10,000,000		129,899,000

Support to Operations
Auxiliary Services		13,417,000		626,000				14,043,000

Sub-total, Support to Operations		13,417,000		626,000				14,043,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		174,334,000		83,359,000		18,400,000		276,093,000

JANUARY 3, 2022	OFFICIAL GAZETTE	579
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		174,334,000		83,359,000		18,400,000		276,093,000

Provision of Higher Education Services		174,334,000		24,909,000				199,243,000
Project(s)
Locally-Funded Project(s)				58,450,000		18,400,000		76,850,000

Retrofitting/Rehabilitation of School Buildings, Caramoan Campus						12,000,000		12,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				7,000,000		6,400,000		13,400,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				48,450,000				48,450,000
Higher education research improved to promote economic productivity and innovation				13,461,000				13,461,000

ADVANCED EDUCATION PROGRAM				1,498,000				1,498,000

Provision of Advanced Education Services				1,498,000				1,498,000
RESEARCH PROGRAM				11,963,000				11,963,000

Conduct of Research Services				11,963,000				11,963,000
Community engagement increased				887,000				887,000

TECHNICAL ADVISORY EXTENSION PROGRAM				887,000				887,000

Provision of Extension Services				887,000				887,000

Sub-total, Operations		174,334,000		97,707,000		18,400,000		290,441,000

TOTAL NEW APPROPRIATIONS	₱	271,273,000	₱	134,710,000	₱	28,400,000	₱	434,383,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	165,256

Total Permanent Positions	165,256

580	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Other Compensation Common to All
Personnel Economic Relief Allowance	8,256
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,064
Honoraria	5,611
Mid-Year Bonus - Civilian	13,771
Year End Bonus	13,771
Cash Gift	1,720
Productivity Enhancement Incentive	1,720
Step Increment	413

Total Other Compensation Common to All	47,806

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	810
Lump-sum for filling of Positions - Civilian	42,484

Total Other Compensation for Specific Groups	43,294

Other Benefits
PAG-IBIG Contributions	413
PhilHealth Contributions	2,690
Employees Compensation Insurance Premiums	413
Loyalty Award - Civilian	190

Total Other Benefits	3,706

Non-Permanent Positions	11,211

Total Personnel Services	271,273

Maintenance and Other Operating Expenses
Travelling Expenses	5,909
Training and Scholarship Expenses	6,551
Supplies and Materials Expenses	16,783
Utility Expenses	10,179
Communication Expenses	3,445
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	9,605
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	350
General Services	15,065
Repairs and Maintenance	2,150
Financial Assistance/Subsidy	48,950
Taxes, Insurance Premiums and Other Fees	1,584
Other Maintenance and Operating Expenses
Advertising Expenses	135
Printing and Publication Expenses	128
Representation Expenses	2,210
Rent/Lease Expenses	46

JANUARY 3, 2022	OFFICIAL GAZETTE	581
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	150
Subscription Expenses	960
Other Maintenance and Operating Expenses	9,360

Total Maintenance and Other Operating Expenses	134,710

Total Current Operating Expenditures	405,983

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	24,880
Machinery and Equipment Outlay	2,880
Furniture, Fixtures and Book Outlay	640

Total Capital Outlays	28,400

TOTAL NEW APPROPRIATIONS	434,383

I.9. SORSOGON STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	439,921,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	66,108,000	₱	34,664,000			100,772,000
Support to Operations		285,000		309,000			594,000
Operations		185,989,000		134,266,000		18,300,000	338,555,000

HIGHER EDUCATION PROGRAM		166,826,000		130,972,000		18,300,000	316,098,000
ADVANCED EDUCATION PROGRAM		18,865,000		411,000			19,276,000
RESEARCH PROGRAM		298,000		2,467,000			2,765,000
TECHNICAL ADVISORY EXTENSION PROGRAM				416,000			416,000

TOTAL NEW APPROPRIATIONS	₱	252,382,000	₱	169,239,000	₱	18,300,000	439,921,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

582	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support
General Management and Supervision	₱	37,934,000	₱	34,664,000		₱	72,598,000
Administration of Personnel Benefits		28,174,000					28,174,000

Sub-total, General Administration and Support		66,108,000		34,664,000			100,772,000

Support to Operations
Auxiliary Services		285,000		309,000			594,000

Sub-total, Support to Operations		285,000		309,000			594,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		166,826,000		130,972,000	18,300,000		316,098,000

HIGHER EDUCATION PROGRAM		166,826,000		130,972,000	18,300,000		316,098,000

Provision of Higher Education Services		166,301,000		30,189,000			196,490,000
Project(s)
Locally-Funded Project(s)		525,000		100,783,000	18,300,000		119,608,000

Infrastructure and Smart Campus Development, Operationalization of Face-to- Face Classes and Upgrading/Procurement of Equipment				7,400,000	11,800,000		19,200,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000			2,000,000
Conduct of Activities for Sports and Culture Development				500,000			500,000
Student Assistance Program				500,000			500,000
Free Higher Education				74,521,000			74,521,000
Increase in carrying capacity of Nursing and Allied Health Programs		525,000		15,862,000	6,500,000		22,887,000
Higher education research improved to promote economic productivity and innovation		19,163,000		2,878,000			22,041,000

ADVANCED EDUCATION PROGRAM		18,865,000		411,000			19,276,000

Provision of Advanced Education Services		18,865,000		411,000			19,276,000
RESEARCH PROGRAM		298,000		2,467,000			2,765,000

Conduct of Research Services		298,000		2,467,000			2,765,000
Community engagement increased				416,000			416,000

JANUARY 3, 2022	OFFICIAL GAZETTE	583
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM				416,000				416,000

Provision of Extension Services				416,000				416,000

Sub-total, Operations		185,989,000		134,266,000		18,300,000		338,555,000

TOTAL NEW APPROPRIATIONS	₱	252,382,000	₱	169,239,000	₱	18,300,000	₱	439,921,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	164,523

Total Permanent Positions	164,523

Other Compensation Common to All
Personnel Economic Relief Allowance	8,784
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,196
Honoraria	6,950
Mid-Year Bonus - Civilian	13,711
Year End Bonus	13,711
Cash Gift	1,830
Productivity Enhancement Incentive	1,830
Step Increment	412

Total Other Compensation Common to All	49,664

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	751
Lump-sum for filling of Positions - Civilian	28,000
Lump-sum for Personnel Services	525

Total Other Compensation for Specific Groups	29,276

Other Benefits
PAG-IBIG Contributions	439
PhilHealth Contributions	2,689
Employees Compensation Insurance Premiums	439
Loyalty Award - Civilian	180
Terminal Leave	174

Total Other Benefits	3,921

584	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Non-Permanent Positions	4,998

Total Personnel Services	252,382

Maintenance and Other Operating Expenses
Travelling Expenses	4,646
Training and Scholarship Expenses	3,532
Supplies and Materials Expenses	12,588
Utility Expenses	11,525
Communication Expenses	1,854
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	2,015
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	6,190
General Services	10,902
Repairs and Maintenance	6,572
Financial Assistance/Subsidy	75,021
Taxes, Insurance Premiums and Other Fees	1,650
Labor and Wages	422
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	341
Representation Expenses	1,417
Transportation and Delivery Expenses	10
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	815
Subscription Expenses	1,238
Other Maintenance and Operating Expenses	27,201

Total Maintenance and Other Operating Expenses	169,239

Total Current Operating Expenditures	421,621

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,310
Machinery and Equipment Outlay	11,810
Furniture, Fixtures and Books Outlay	1,180

Total Capital Outlays	18,300

TOTAL NEW APPROPRIATIONS	439,921

JANUARY 3, 2022	OFFICIAL GAZETTE	585
STATE UNIVERSITIES AND COLLEGES

J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	588,131,000

New Appropriations, By Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	118,304,000	₱	6,546,000	₱		₱	124,850,000
Support to Operations		5,700,000		6,038,000				11,738,000
Operations		249,419,000		138,402,000		63,722,000		451,543,000

HIGHER EDUCATION PROGRAM		244,901,000		128,353,000		63,722,000		436,976,000
ADVANCED EDUCATION PROGRAM		3,223,000		2,621,000				5,844,000
RESEARCH PROGRAM		724,000		3,851,000				4,575,000
TECHNICAL ADVISORY EXTENSION PROGRAM		571,000		3,577,000				4,148,000

TOTAL NEW APPROPRIATIONS	₱	373,423,000	₱	150,986,000	₱	63,722,000	₱	588,131,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAM
General Administration and Support
General Management and Supervision	₱	23,078,000	₱	6,546,000	₱		₱	29,624,000
Administration of Personnel Benefits		95,226,000						95,226,000

Sub-total, General Administration and Support		118,304,000		6,546,000				124,850,000

Support to Operations
Auxiliary Services		5,700,000		6,038,000				11,738,000

Sub-total, Support to Operations		5,700,000		6,038,000				11,738,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		244,901,000		128,353,000		63,722,000		436,976,000

586	OFFICIAL GAZETTE	VOL. 118, NO. 1
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HIGHER EDUCATION PROGRAM		244,901,000		128,353,000		63,722,000		436,976,000

Provision of Higher Education Services		242,401,000		33,929,000				276,330,000
Project(s)
Locally-Funded Project(s)		2,500,000		94,424,000		63,722,000		160,646,000

Rehabilitation of Two-Storey Hotel and Restaurant Management Building, Ibajay						17,922,000		17,922,000
Rehabilitation of Two-Storey College Building, Banga						15,000,000		15,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				6,800,000		10,800,000		17,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				79,624,000				79,624,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		2,500,000		5,000,000		20,000,000		27,500,000
Higher education research improved to promote economic productivity and innovation		3,947,000		6,472,000				10,419,000

ADVANCED EDUCATION PROGRAM		3,223,000		2,621,000				5,844,000

Provision of Advanced Education Services		3,223,000		2,621,000				5,844,000
RESEARCH PROGRAM		724,000		3,851,000				4,575,000

Conduct of Research Services		724,000		3,851,000				4,575,000
Community engagement increased		571,000		3,577,000				4,148,000

TECHNICAL ADVISORY EXTENSION PROGRAM		571,000		3,577,000				4,148,000

Provision of Extension Services		571,000		3,577,000				4,148,000

Sub-total, Operations		249,419,000		138,402,000		63,722,000		451,543,000

TOTAL NEW APPROPRIATIONS	₱	373,423,000	₱	150,986,000	₱	63,722,000	₱	588,131,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

JANUARY 3, 2022	OFFICIAL GAZETTE	587
STATE UNIVERSITIES AND COLLEGES

Civilian Personnel
Permanent Positions
Basic Salary	208,055

Total Permanent Positions	208,055

Other Compensation Common to All
Personnel Economic Relief Allowance	9,408
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,352
Honoraria	3,115
Mid-Year Bonus - Civilian	17,338
Year End Bonus	17,338
Cash Gift	1,960
Productivity Enhancement Incentive	1,960
Step Increment	522

Total Other Compensation Common to All	54,473

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,096
Night Shift Differential Pay	810
Lump-sum for filling of Positions - Civilian	91,979
Lump-sum for Personnel Services	2,500

Total Other Compensation for Specific Groups	96,385

Other Benefits
PAG-IBIG Contributions	470
PhilHealth Contributions	3,265
Employees Compensation Insurance Premiums	470
Loyalty Award - Civilian	355
Terminal Leave	3,247

Total Other Benefits	7,807

Non-Permanent Positions	6,703

Total Personnel Services	373,423

Maintenance and Other Operating Expenses
Travelling Expenses	3,727
Training and Scholarship Expenses	2,905
Supplies and Materials Expenses	15,318
Utility Expenses	15,099
Communication Expenses	2,407
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	385
General Services	3,930
Repairs and Maintenance	6,768
Financial Assistance/Subsidy	80,124

588	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Taxes, Insurance Premiums and Other Fees	798
Labor and Wages	5,358
Other Maintenance and Operating Expenses
Advertising Expenses	101
Printing and Publication Expenses	90
Representation Expenses	138
Transportation and Delivery Expenses	237
Membership Dues and Contributions to Organizations	76
Subscription Expenses	107
Other Maintenance and Operating Expenses	12,300

Total Maintenance and Other Operating Expenses	150,986

Total Current Operating Expenditures	524,409

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	37,782
Machinery and Equipment Outlay	24,860
Furniture, Fixtures and Books Outlay	1,080

Total Capital Outlays	63,722

TOTAL NEW APPROPRIATIONS	588,131

J.2. CAPIZ STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	960,051,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	146,723,000	₱	10,956,000	₱	7,000,000	₱	164,679,000
Support to Operations		14,617,000		2,100,000				16,717,000
Operations		415,755,000		334,800,000		28,100,000		778,655,000

HIGHER EDUCATION PROGRAM		411,400,000		302,905,000		28,100,000		742,405,000
ADVANCED EDUCATION PROGRAM				2,130,000				2,130,000
RESEARCH PROGRAM		1,524,000		20,902,000				22,426,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,831,000		8,863,000				11,694,000

TOTAL NEW APPROPRIATIONS	₱	577,095,000	₱	347,856,000	₱	35,100,000	₱	960,051,000

New Appropriations, by Programs/Activities/Projects

JANUARY 3, 2022	OFFICIAL GAZETTE	589
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,976,000	₱	10,956,000	₱		₱	65,932,000
Administration of Personnel Benefits		91,747,000						91,747,000
Project(s)
Locally-Funded Project(s)						7,000,000		7,000,000

Renovation/Expansion of Central Administration Building Phase 2, Roxas City Main Campus						7,000,000		7,000,000

Sub-total, General Administration and Support		146,723,000		10,956,000		7,000,000		164,679,000

Support to Operations
Auxiliary Services		14,617,000		2,100,000				16,717,000

Sub-total, Support to Operations		14,617,000		2,100,000				16,717,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		411,400,000		302,905,000		28,100,000		742,405,000

HIGHER EDUCATION PROGRAM		411,400,000		302,905,000		28,100,000		742,405,000

Provision of Higher Education Services		411,400,000		28,972,000				440,372,000
Project(s)
Locally-Funded Project(s)				273,933,000		28,100,000		302,033,000

Expansion/Renovation of the Physical Science Laboratory Building, Roxas City Main Campus						7,000,000		7,000,000
Reconstruction/Renovation/Rehabilitation of Old Agri-Science Building, Mambusao Satellite College						14,000,000		14,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				4,500,000		7,100,000		11,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000

590	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Free Higher Education				266,433,000				266,433,000
Higher education research improved to promote economic productivity and innovation		1,524,000		23,032,000				24,556,000

ADVANCED EDUCATION PROGRAM				2,130,000				2,130,000

Provision of Advanced Education Services				2,130,000				2,130,000
RESEARCH PROGRAM		1,524,000		20,902,000				22,426,000

Conduct of Research Services		1,524,000		20,902,000				22,426,000
Community engagement increased		2,831,000		8,863,000				11,694,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,831,000		8,863,000				11,694,000

Provision of Extension Services		2,831,000		8,863,000				11,694,000

Sub-total, Operations		415,755,000		334,800,000		28,100,000		778,655,000

TOTAL NEW APPROPRIATIONS	₱	577,095,000	₱	347,856,000	₱	35,100,000	₱	960,051,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	378,308

Total Permanent Positions	378,308

Other Compensation Common to All
Personnel Economic Relief Allowance	16,632
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	4,158
Honoraria	843
Mid-Year Bonus - Civilian	31,525
Year End Bonus	31,525
Cash Gift	3,465
Productivity Enhancement Incentive	3,465
Step Increment	946

Total Other Compensation Common to All	93,159

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,580
Lump-sum for filling of Positions - Civilian	88,751

Total Other Compensation for Specific Groups	90,331

JANUARY 3, 2022	OFFICIAL GAZETTE	591
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	832
PhilHealth Contributions	5,753
Employees Compensation Insurance Premiums	832
Loyalty Award - Civilian	515
Terminal Leave	2,996

Total Other Benefits	10,928

Non-Permanent Positions	4,369

Total Personnel Services	577,095

Maintenance and Other Operating Expenses
Travelling Expenses	6,672
Training and Scholarship Expenses	8,389
Supplies and Materials Expenses	14,578
Utility Expenses	17,990
Communication Expenses	2,026
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
General Services	14,873
Repairs and Maintenance	3,576
Financial Assistance/Subsidy	266,933
Taxes, Insurance Premiums and Other Fees	770
Other Maintenance and Operating Expenses
Advertising Expenses	400
Printing and Publication Expenses	818
Representation Expenses	1,223
Transportation and Delivery Expenses	248
Membership Dues and Contributions to Organizations	1,545
Subscription Expenses	1,665
Other Maintenance and Operating Expenses	5,000

Total Maintenance and Other Operating Expenses	347,856

Total Current Operating Expenditures	924,951

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	31,195
Machinery and Equipment Outlay	3,195
Furniture, Fixtures and Books Outlay	710

Total Capital Outlays	35,100

TOTAL NEW APPROPRIATIONS	960,051

J.3. CARLOS C. HILADO MEMORIAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	539,929,000

New Appropriations, by Program

592	OFFICIAL GAZETTE	VOL. 118, NO. 1
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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	39,890,000	₱	12,348,000	₱		₱	52,238,000
Support to Operations		4,607,000		4,803,000				9,410,000
Operations		234,058,000		211,523,000		32,700,000		478,281,000

HIGHER EDUCATION PROGRAM		234,058,000		203,459,000		32,700,000		470,217,000
RESEARCH PROGRAM				6,959,000				6,959,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,105,000				1,105,000

TOTAL NEW APPROPRIATIONS	₱	278,555,000	₱	228,674,000	₱	32,700,000	₱	539,929,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,906,000	₱	12,348,000	₱		₱	39,254,000
Administration of Personnel Benefits		12,984,000						12,984,000

Sub-total, General Administration and Support		39,890,000		12,348,000				52,238,000

Support to Operations
Auxiliary Services		4,607,000		4,803,000				9,410,000

Sub-total, Support to Operations		4,607,000		4,803,000				9,410,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		234,058,000		203,459,000		32,700,000		470,217,000

HIGHER EDUCATION PROGRAM		234,058,000		203,459,000		32,700,000		470,217,000

Provision of Higher Education Services		234,058,000		40,476,000				274,534,000
Project(s)
Locally-Funded Project(s)				162,983,000		32,700,000		195,683,000

Conversion of Post-Harvest Laboratory Building

JANUARY 3, 2022	OFFICIAL GAZETTE	593
STATE UNIVERSITIES AND COLLEGES

into a Two-Storey Fishery Technology Building in Binalbagan Campus						20,000,000		20,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				8,000,000		12,700,000		20,700,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				151,983,000				151,983,000
Higher education research improved to promote economic productivity and innovation				6,959,000				6,959,000

RESEARCH PROGRAM				6,959,000				6,959,000

Conduct of Research Services				6,959,000				6,959,000
Community engagement increased				1,105,000				1,105,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,105,000				1,105,000

Provision of Extension Services				1,105,000				1,105,000

Sub-total, Operations		234,058,000		211,523,000		32,700,000		478,281,000

TOTAL NEW APPROPRIATIONS	₱	278,555,000	₱	228,674,000	₱	32,700,000	₱	539,929,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	205,029

Total Permanent Positions	205,029

Other Compensation Common to All
Personnel Economic Relief Allowance	11,160
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,790
Honoraria	399
Mid-Year Bonus - Civilian	17,086
Year End Bonus	17,086
Cash Gift	2,325
Productivity Enhancement Incentive	2,325

594	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Step Increment	513

Total Other Compensation Common to All	54,164

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	376
Lump-sum for filling of Positions - Civilian	12,899

Total Other Compensation for Specific Groups	13,275

Other Benefits
PAG-IBIG Contributions	559
PhilHealth Contributions	3,463
Employees Compensation Insurance Premiums	559
Loyaty Award - Civilian	405
Terminal Leave	85

Total Other Benefits	5,071

Non-Permanent Positions	1,016

Total Personnel Services	278,555

Maintenance and Other Operating Expenses
Travelling Expenses	2,630
Training and Scholarship Expenses	3,870
Supplies and Materials Expenses	17,290
Utility Expenses	16,189
Communication Expenses	1,345
Survey, Research, Exploration and Development Expenses	1,000
Awards/Rewards and Prizes	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	360
General Services	5,173
Repairs and Maintenance	15,613
Financial Assistance/Subsidy	152,483
Taxes, Insurance Premiums and Other Fees	1,800
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	250
Representation Expenses	963
Transportation and Delivery Expenses	100
Membership Dues and Contributions to Organizations	70
Subscription Expenses	600
Other Maintenance and Operating Expenses	8,500

Total Maintenance and Other Operating Expenses	228,674

Total Current Operating Expenditures	507,229

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,715
Machinery and Equipment Outlay	5,715
Furniture, Fixtures and Books Outlay	1,270

JANUARY 3, 2022	OFFICIAL GAZETTE	595
STATE UNIVERSITIES AND COLLEGES

Total Capital Outlays	32,700

TOTAL NEW APPROPRIATIONS	539,929

J.4. CENTRAL PHILIPPINES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	528,257,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,739,000	₱	10,637,000	₱		₱	34,376,000
Support to Operations		3,214,000		14,855,000				18,069,000
Operations		124,606,000		311,906,000		39,300,000		475,812,000

HIGHER EDUCATION PROGRAM		124,606,000		306,627,000		39,300,000		470,533,000
RESEARCH PROGRAM				3,211,000				3,211,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,068,000				2,068,000

TOTAL NEW APPROPRIATIONS	₱	151,559,000	₱	337,398,000	₱	39,300,000	₱	528,257,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,116,000	₱	10,637,000	₱	₱	25,753,000
Administration of Personnel Benefits		8,623,000					8,623,000

Sub-total, General Administration and Support		23,739,000		10,637,000			34,376,000

Support to Operations
Auxiliary Services		3,214,000		14,855,000			18,069,000

Sub-total, Support to Operations		3,214,000		14,855,000			18,069,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of

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poor but deserving students to quality tertiary education increased		124,606,000		306,627,000		39,300,000		470,533,000

HIGHER EDUCATION PROGRAM		124,606,000		306,627,000		39,300,000		470,533,000

Provision of Higher Education Services		124,606,000		15,081,000				139,687,000
Project(s)
Locally-Funded Project(s)				291,546,000		39,300,000		330,846,000

Renovation of School Building at Candoni Campus						25,000,000		25,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				9,000,000		14,300,000		23,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				279,546,000				279,546,000
Higher education research improved to promote economic productivity and innovation				3,211,000				3,211,000

RESEARCH PROGRAM				3,211,000				3,211,000

Conduct of Research Services				3,211,000				3,211,000
Community engagement increased				2,068,000				2,068,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,068,000				2,068,000

Provision of Extension Services				2,068,000				2,068,000

Sub-total, Operations		124,606,000		311,906,000		39,300,000		475,812,000

TOTAL NEW APPROPRIATIONS	₱	151,559,000	₱	337,398,000	₱	39,300,000	₱	528,257,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	109,823

Total Permanent Positions	109,823

JANUARY 3, 2022	OFFICIAL GAZETTE	597
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	6,504
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,626
Honoraria	271
Mid-Year Bonus - Civilian	9,151
Year End Bonus	9,151
Cash Gift	1,355
Productivity Enhancement Incentive	1,355
Step Increment	275

Total Other Compensation Common to All	30,024

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	165
Lump-sum for filling of Positions - Civilian	7,766

Total Other Compensation for Specific Groups	7,931

Other Benefits
PAG-IBIG Contributions	325
PhilHealth Contributions	1,870
Employees Compensation Insurance Premiums	325
Loyalty Award - Civilian	140
Terminal Leave	857

Total Other Benefits	3,517

Non-Permanent Positions	264

Total Personnel Services	151,559

Maintenance and Other Operating Expenses
Travelling Expenses	1,528
Training and Scholarship Expenses	5,649
Supplies and Materials Expenses	7,466
Utility Expenses	9,251
Communication Expenses	9,443
Awards/Rewards and Prizes	220
Survey, Research, Exploration and Development Expenses	2,191
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	482
General Services	1,392
Repairs and Maintenance	1,956
Financial Assistance/Subsidy	280,046
Taxes, Insurance Premiums and Other Fees	186
Labor and Wages	4,443
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	1,173
Transportation and Delivery Expenses	629
Membership Dues and Contributions to Organizations	131
Subscription Expenses	1,476
Other Maintenance and Operating Expenses	9,500

Total Maintenance and Other Operating Expenses	337,398

598	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Current Operating Expenditures	488,957

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	31,435
Machinery and Equipment Outlay	6,435
Furniture, Fixtures and Books Outlay	1,430

Total Capital Outlays	39,300

TOTAL NEW APPROPRIATIONS	528,257

J.5. GUIMARAS STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	266,194,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	32,255,000	₱	9,281,000	₱		₱	41,536,000
Support to Operations		1,820,000		2,581,000				4,401,000
Operations		52,272,000		131,885,000		36,100,000		220,257,000

HIGHER EDUCATION PROGRAM		52,272,000		128,263,000		36,100,000		216,635,000
ADVANCED EDUCATION PROGRAM				400,000				400,000
RESEARCH PROGRAM				1,818,000				1,818,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,404,000				1,404,000

TOTAL NEW APPROPRIATIONS	₱	86,347,000	₱	143,747,000	₱	36,100,000	₱	266,194,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,496,000	₱	9,281,000	₱	₱	36,777,000
Administration of Personnel Benefits		4,759,000					4,759,000

Sub-total, General Administration and Support		32,255,000		9,281,000			41,536,000

JANUARY 3, 2022	OFFICIAL GAZETTE	599
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services	1,820,000	2,581,000		4,401,000

Sub-total, Support to Operations	1,820,000	2,581,000		4,401,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	52,272,000	128,263,000	36,100,000	216,635,000

HIGHER EDUCATION PROGRAM	52,272,000	128,263,000	36,100,000	216,635,000

Provision of Higher Education Services	52,272,000	13,164,000		65,436,000
Project(s)
Locally-Funded Project(s)		115,099,000	36,100,000	151,199,000

Renovation of Hospitality and Management Building, Salvador Campus			15,000,000	15,000,000
Rehabilitation of Academic Building and Science Laboratory, Baterna Campus			15,000,000	15,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment		3,900,000	6,100,000	10,000,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000
Free Higher Education		108,199,000		108,199,000
Higher education research improved to promote economic productivity and innovation		2,218,000		2,218,000

ADVANCED EDUCATION PROGRAM		400,000		400,000

Provision of Advanced Education Services		400,000		400,000
RESEARCH PROGRAM		1,818,000		1,818,000

Conduct of Research Services		1,818,000		1,818,000
Community engagement increased		1,404,000		1,404,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,404,000		1,404,000

Provision of Extension Services		1,404,000		1,404,000

Sub-total, Operations	52,272,000	131,885,000	36,100,000	220,257,000

600	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

TOTAL NEW APPROPRIATIONS	₱	86,347,000	₱	143,747,000	₱	36,100,000	₱	266,194,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,618

Total Permanent Positions	62,618

Other Compensation Common to All
Personnel Economic Relief Allowance	3,288
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	822
Honoraria	500
Mid-Year Bonus - Civilian	5,218
Year End Bonus	5,218
Cash Gift	685
Productivity Enhancement Incentive	685
Step Increment	157

Total Other Compensation Common to All	16,933

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	107
Lump-sum for filling of Positions - Civilian	3,988

Total Other Compensation for Specific Groups	4,095

Other Benefits
PAG-IBIG Contributions	164
PhilHealth Contributions	1,043
Employees Compensation Insurance Premiums	164
Loyalty Award - Civilian	90
Terminal Leave	771

Total Other Benefits	2,232

Non-Permanent Positions	469

Total Personnel Services	86,347

Maintenance and Other Operating Expenses
Travelling Expenses	2,450
Training and Scholarship Expenses	3,700
Supplies and Materials Expenses	4,419
Utility Expenses	7,089

JANUARY 3, 2022	OFFICIAL GAZETTE	601
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	3,475
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
General Services	5,200
Repairs and Maintenance	2,250
Financial Assistance/Subsidy	108,699
Taxes, Insurance Premiums and Other Fees	125
Other Maintenance and Operating Expenses
Advertising Expenses	150
Representation Expenses	640
Other Maintenance and Operating Expenses	4,400

Total Maintenance and Other Operating Expenses	143,747

Total Current Operating Expenditures	230,094

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,745
Machinery and Equipment Outlay	2,745
Furniture, Fixtures and Books Outlay	610

Total Capital Outlays	36,100

TOTAL NEW APPROPRIATIONS	266,194

J.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	843,440,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	79,860,000	₱	11,761,000	₱		₱	91,621,000
Support to Operations		5,184,000		6,039,000				11,223,000
Operations		352,283,000		346,413,000		41,900,000		740,596,000

HIGHER EDUCATION PROGRAM		351,613,000		322,877,000		41,900,000		716,390,000
ADVANCED EDUCATION PROGRAM				2,115,000				2,115,000
RESEARCH PROGRAM		670,000		18,640,000				19,310,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,781,000				2,781,000

TOTAL NEW APPROPRIATIONS	₱	437,327,000	₱	364,213,000	₱	41,900,000	₱	843,440,000

New Appropriations, by Programs/Activities/Projects

602	OFFICIAL GAZETTE	VOL. 118, NO. 1
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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,049,000	₱	11,761,000	₱		₱	65,810,000
Administration of Personnel Benefits		25,811,000						25,811,000

Sub-total, General Administration and Support		79,860,000		11,761,000				91,621,000

Support to Operations
Auxiliary Services		5,184,000		6,039,000				11,223,000

Sub-total, Support to Operations		5,184,000		6,039,000				11,223,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		351,613,000		322,877,000		41,900,000		716,390,000

HIGHER EDUCATION PROGRAM		351,613,000		322,877,000		41,900,000		716,390,000

Provision of Higher Education Services		351,613,000		99,066,000				450,679,000
Project(s)
Locally-Funded Project(s)				223,811,000		41,900,000		265,711,000

Renovation of Technology and Science Building (Dumangas Campus)						16,000,000		16,000,000
Rehabilitation of Hospitality Management Service Center (Barotac Nuevo Campus)						10,000,000		10,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				10,100,000		15,900,000		26,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				210,711,000				210,711,000
Higher education research improved to promote economic productivity and innovation		670,000		20,755,000				21,425,000

ADVANCED EDUCATION PROGRAM				2,115,000				2,115,000

JANUARY 3, 2022	OFFICIAL GAZETTE	603
STATE UNIVERSITIES AND COLLEGES

Provision of Advanced Education Services				2,115,000				2,115,000
RESEARCH PROGRAM		670,000		18,640,000				19,310,000

Conduct of Research Services		670,000		18,640,000				19,310,000
Community engagement increased				2,781,000				2,781,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,781,000				2,781,000

Provision of Extension Services				2,781,000				2,781,000

Sub-total, Operations		352,283,000		346,413,000		41,900,000		740,596,000

TOTAL NEW APPROPRIATIONS	₱	437,327,000	₱	364,213,000	₱	41,900,000	₱	843,440,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	319,423

Total Permanent Positions	319,423

Other Compensation Common to All
Personnel Economic Relief Allowance	15,240
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	3,810
Honoraria	270
Mid-Year Bonus - Civilian	26,618
Year End Bonus	26,618
Cash Gift	3,175
Productivity Enhancement Incentive	3,175
Step Increment	799

Total Other Compensation Common to All	80,305

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,355
Lump-sum for filling of Positions - Civilian	24,588

Total Other Compensation for Specific Groups	25,943

Other Benefits
PAG-IBIG Contributions	762
PhilHealth Contributions	5,258
Employees Compensation Insurance Premiums	762
Loyalty Award - Civilian	520

604	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Terminal Leave	1,223

Total Other Benefits	8,525

Non-Permanent Positions	3,131

Total Personnel Services	437,327

Maintenance and Other Operating Expenses
Travelling Expenses	11,806
Training and Scholarship Expenses	3,097
Supplies and Materials Expenses	29,221
Utility Expenses	58,580
Communication Expenses	2,455
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	3,942
General Services	6,221
Repairs and Maintenance	17,590
Financial Assistance/Subsidy	211,211
Taxes, Insurance Premiums and Other Fees	5,373
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,098
Representation Expenses	1,410
Transportation and Delivery Expenses	437
Membership Dues and Contributions to Organizations	50
Other Maintenance and Operating Expenses	10,600

Total Maintenance and Other Operating Expenses	364,213

Total Current Operating Expenditures	801,540

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	33,155
Machinery and Equipment Outlay	7,155
Furniture, Fixtures and Books Outlay	1,590

Total Capital Outlays	41,900

TOTAL NEW APPROPRIATIONS	843,440

J.7. ILOILO STATE UNIVERSITY OF SCIENCE AND TECHNOLOGY

(ILOILO STATE COLLEGE OF FISHERIES)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	446,329,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	605
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	77,939,000	₱	8,463,000	₱		₱	86,402,000
Support to Operations		4,805,000		1,025,000				5,830,000
Operations		186,518,000		144,879,000		22,700,000		354,097,000

HIGHER EDUCATION PROGRAM		184,014,000		141,840,000		22,700,000		348,554,000
RESEARCH PROGRAM		1,955,000		1,770,000				3,725,000
TECHNICAL ADVISORY EXTENSION PROGRAM		549,000		1,269,000				1,818,000

TOTAL NEW APPROPRIATIONS	₱	269,262,000	₱	154,367,000	₱	22,700,000	₱	446,329,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,743,000	₱	8,463,000	₱		₱	29,206,000
Administration of Personnel Benefits		57,196,000						57,196,000

Sub-total, General Administration and Support		77,939,000		8,463,000				86,402,000

Support to Operations
Auxiliary Services		4,805,000		1,025,000				5,830,000

Sub-total, Support to Operations		4,805,000		1,025,000				5,830,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		184,014,000		141,840,000		22,700,000		348,554,000

HIGHER EDUCATION PROGRAM		184,014,000		141,840,000		22,700,000		348,554,000

Provision of Higher Education Services		184,014,000		27,690,000				211,704,000
Project(s)
Locally-Funded Project(s)				114,150,000		22,700,000		136,850,000

Completion of Fish Processing Plant, Main Campus						15,000,000		15,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and

606	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Upgrading/Procurement of Equipment				4,900,000		7,700,000		12,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				106,250,000				106,250,000
Higher education research improved to promote economic productivity and innovation		1,955,000		1,770,000				3,725,000

RESEARCH PROGRAM		1,955,000		1,770,000				3,725,000

Conduct of Research Services		1,955,000		1,770,000				3,725,000
Community engagement increased		549,000		1,269,000				1,818,000

TECHNICAL ADVISORY EXTENSION PROGRAM		549,000		1,269,000				1,818,000

Provision of Extension Services		549,000		1,269,000				1,818,000

Sub-total, Operations		186,518,000		144,879,000		22,700,000		354,097,000

TOTAL NEW APPROPRIATIONS	₱	269,262,000	₱	154,367,000	₱	22,700,000	₱	446,329,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	161,860

Total Permanent Positions	161,860

Other Compensation Common to All
Personnel Economic Relief Allowance	8,172
Representation Allowance	114
Transportation Allowance	114
Clothing and Uniform Allowance	2,046
Honoraria	451
Mid-Year Bonus - Civilian	13,489
Year End Bonus	13,489
Cash Gift	1,705
Productivity Enhancement Incentive	1,705
Step Increment	404

Total Other Compensation Common to All	41,689

Other Compensation for Specific Groups

JANUARY 3, 2022	OFFICIAL GAZETTE	607
STATE UNIVERSITIES AND COLLEGES

Magna Carta for Public Health Workers	816
Lump-sum for filling of Positions - Civilian	56,347
Anniversary Bonus - Civilian	1,020

Total Other Compensation for Specific Groups	58,183

Other Benefits
PAG-IBIG Contributions	410
PhilHealth Contributions	2,636
Employees Compensation Insurance Premiums	410
Loyalty Award - Civilian	275
Terminal Leave	849

Total Other Benefits	4,580

Non-Permanent Positions	2,950

Total Personnel Services	269,262

Maintenance and Other Operating Expenses
Travelling Expenses	1,728
Training and Scholarship Expenses	3,595
Supplies and Materials Expenses	10,911
Utility Expenses	5,766
Communication Expenses	1,285
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126
Professional Services	496
General Services	4,254
Repairs and Maintenance	5,537
Financial Assistance/Subsidy	106,750
Taxes, Insurance Premiums and Other Fees	2,382
Other Maintenance and Operating Expenses
Advertising Expenses	33
Printing and Publication Expenses	93
Representation Expenses	1,645
Transportation and Delivery Expenses	86
Membership Dues and Contributions to Organizations	638
Subscription Expenses	542
Other Maintenance and Operating Expenses	7,500

Total Maintenance and Other Operating Expenses	154,367

Total Current Operating Expenditures	423,629

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	18,465
Machinery and Equipment Outlay	3,465
Furniture, Fixtures and Books Outlay	770

Total Capital Outlays	22,700

TOTAL NEW APPROPRIATIONS	446,329

608	OFFICIAL GAZETTE	VOL. 118, NO. 1
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J.8. NORTHERN ILOILO STATE UNIVERSITY

(NORTHERN ILOILO POLYTECHNIC STATE COLLEGE)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	607,828,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	70,458,000	₱	7,581,000	₱		₱	78,039,000
Support to Operations		4,988,000		1,849,000				6,837,000
Operations		265,620,000		220,282,000		37,050,000		522,952,000

HIGHER EDUCATION PROGRAM		264,221,000		217,183,000		37,050,000		518,454,000
ADVANCED EDUCATION PROGRAM				399,000				399,000
RESEARCH PROGRAM		1,063,000		619,000				1,682,000
TECHNICAL ADVISORY EXTENSION PROGRAM		336,000		2,081,000				2,417,000

TOTAL NEW APPROPRIATIONS	₱	341,066,000	₱	229,712,000	₱	37,050,000	₱	607,828,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,220,000	₱	7,581,000	₱		₱	25,801,000
Administration of Personnel Benefits		52,238,000						52,238,000

Sub-total, General Administration and Support		70,458,000		7,581,000				78,039,000

Support to Operations
Auxiliary Services		4,988,000		1,849,000				6,837,000

Sub-total, Support to Operations		4,988,000		1,849,000				6,837,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		264,221,000		217,183,000		37,050,000		518,454,000

JANUARY 3, 2022	OFFICIAL GAZETTE	609
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		264,221,000		217,183,000		37,050,000		518,454,000

Provision of Higher Education Services		263,621,000		21,233,000				284,854,000
Project(s)
Locally-Funded Project(s)		600,000		195,950,000		37,050,000		233,600,000

Rehabilitation and Putting up of 2nd Floor of the Old Practice House of the TLE Students, Batad Campus						8,000,000		8,000,000
Rehabilitation and Refurbishing of the Drafting Building - Estancia Campus						15,000,000		15,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				8,100,000		12,800,000		20,900,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				183,600,000				183,600,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		600,000		1,250,000		1,250,000		3,100,000
Higher education research improved to promote economic productivity and innovation		1,063,000		1,018,000				2,081,000

ADVANCED EDUCATION PROGRAM				399,000				399,000

Provision of Advanced Education Services				399,000				399,000
RESEARCH PROGRAM		1,063,000		619,000				1,682,000

Conduct of Research Services		1,063,000		619,000				1,682,000
Community engagement increased		336,000		2,081,000				2,417,000

TECHNICAL ADVISORY EXTENSION PROGRAM		336,000		2,081,000				2,417,000

Provision of Extension Services		336,000		2,081,000				2,417,000

Sub-total, Operations		265,620,000		220,282,000		37,050,000		522,952,000

TOTAL NEW APPROPRIATIONS	₱	341,066,000	₱	229,712,000	₱	37,050,000	₱	607,828,000

610	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	222,727

Total Permanent Positions	222,727

Other Compensation Common to All
Personnel Economic Relief Allowance	11,496
Clothing and Uniform Allowance	2,874
Honoraria	502
Mid-Year Bonus - Civilian	18,560
Year End Bonus	18,560
Cash Gift	2,395
Productivity Enhancement Incentive	2,395
Step Increment	558

Total Other Compensation Common to All	57,340

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	884
Night Shift Differential Pay	733
Lump-sum for filling of Positions - Civilian	47,538
Lump-sum for Personnel Services	600

Total Other Compensation for Specific Groups	49,755

Other Benefits
PAG-IBIG Contributions	574
PhilHealth Contributions	3,753
Employees Compensation Insurance Premiums	574
Loyalty Award - Civilian	310
Terminal Leave	4,700

Total Other Benefits	9,911

Non-Permanent Positions	1,333

Total Personnel Services	341,066

Maintenance and Other Operating Expenses
Travelling Expenses	3,833
Training and Scholarship Expenses	2,998
Supplies and Materials Expenses	8,073
Utility Expenses	8,233
Communication Expenses	1,152
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,024
General Services	2,300
Repairs and Maintenance	3,894
Financial Assistance/Subsidy	184,100
Taxes, Insurance Premiums and Other Fees	504
Labor and Wages	150

JANUARY 3, 2022	OFFICIAL GAZETTE	611
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses
Printing and Publication Expenses	353
Representation Expenses	1,550
Membership Dues and Contributions to Organizations	580
Other Maintenance and Operating Expenses	9,850

Total Maintenance and Other Operating Expenses	229,712

Total Current Operating Expenditures	570,778

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	28,760
Machinery and Equipment Outlay	7,010
Furniture, Fixtures and Books Outlay	1,280

Total Capital Outlays	37,050

TOTAL NEW APPROPRIATIONS	607,828

J.9. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	283,885,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,054,000	₱	7,966,000	₱		₱	25,020,000
Support to Operations		2,047,000		63,000				2,110,000
Operations		85,381,000		123,474,000		47,900,000		256,755,000

HIGHER EDUCATION PROGRAM		84,447,000		121,322,000		47,900,000		253,669,000
ADVANCED EDUCATION PROGRAM				573,000				573,000
RESEARCH PROGRAM		934,000		1,253,000				2,187,000
TECHNICAL ADVISORY EXTENSION PROGRAM				326,000				326,000

TOTAL NEW APPROPRIATIONS	₱	104,482,000	₱	131,503,000	₱	47,900,000	₱	283,885,000

612	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,056,000	₱	7,966,000	₱		₱	20,022,000
Administration of Personnel Benefits		4,998,000						4,998,000

Sub-total, General Administration and Support		17,054,000		7,966,000				25,020,000

Support to Operations
Auxiliary Services		2,047,000		63,000				2,110,000

Sub-total, Support to Operations		2,047,000		63,000				2,110,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		84,447,000		121,322,000		47,900,000		253,669,000

HIGHER EDUCATION PROGRAM		84,447,000		121,322,000		47,900,000		253,669,000

Provision of Higher Education Services		82,247,000		18,807,000				101,054,000
Project(s)
Locally-Funded Project(s)		2,200,000		102,515,000		47,900,000		152,615,000

Infrastructure and Smart Campus Development,
Operationalization of Face-to-Face Classes and
Upgrading/Procurement of Equipment				5,000,000		7,900,000		12,900,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				93,515,000				93,515,000
Increase in Carrying Capacity of Nursing and
Allied Health Programs		2,200,000		1,000,000		40,000,000		43,200,000
Higher education research improved to promote economic productivity and innovation		934,000		1,826,000				2,760,000

ADVANCED EDUCATION PROGRAM				573,000				573,000

Provision of Advanced Education Services				573,000				573,000
RESEARCH PROGRAM		934,000		1,253,000				2,187,000

Conduct of Research Services		934,000		1,253,000				2,187,000
Community engagement increased				326,000				326,000

JANUARY 3, 2022	OFFICIAL GAZETTE	613
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM				326,000				326,000

Provision of Extension Services				326,000				326,000

Sub-total, Operations		85,381,000		123,474,000		47,900,000		256,755,000

TOTAL NEW APPROPRIATIONS	₱	104,482,000	₱	131,503,000	₱	47,900,000	₱	283,885,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	74,440

Total Permanent Positions	74,440

Other Compensation Common to All
Personnel Economic Relief Allowance	3,912
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	978
Honoraria	838
Mid-Year Bonus - Civilian	6,203
Year End Bonus	6,203
Cash Gift	815
Productivity Enhancement Incentive	815
Step Increment	187

Total Other Compensation Common to All	20,287

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	121
Night Shift Differential Pay	17
Lump-sum for filling of Positions - Civilian	4,845
Lump-sum for Personnel Services	2,200

Total Other Compensation for Specific Groups	7,183

Other Benefits
PAG-IBIG Contributions	196
PhilHealth Contributions	1,193
Employees Compensation Insurance Premiums	196
Loyalty Award - Civilian	120
Terminal Leave	153

Total Other Benefits	1,858

Non-Permanent Positions	714

Total Personnel Services	104,482

614	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	5,140
Training and Scholarship Expenses	2,280
Supplies and Materials Expenses	1,601
Utility Expenses	8,177
Communication Expenses	1,334
Awards/Rewards and Prizes	440
Survey, Research, Exploration and Development Expenses	1,461
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	233
General Services	3,517
Repairs and Maintenance	6,267
Financial Assistance/Subsidy	94,015
Taxes, Insurance Premiums and Other Fees	130
Other Maintenance and Operating Expenses
Advertising Expenses	130
Printing and Publication Expenses	60
Representation Expenses	50
Transportation and Delivery Expenses	30
Membership Dues and Contributions to Organizations	20
Other Maintenance and Operating Expenses	6,500

Total Maintenance and Other Operating Expenses	131,503

Total Current Operating Expenses	235,985

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,555
Machinery and Equipment Outlay	43,555
Furniture, Fixtures and Books Outlay	790

Total Capital Outlays	47,900

TOTAL NEW APPROPRIATIONS	283,885

J.10. UNIVERSITY OF ANTIQUE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	579,251,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	42,538,000	₱	8,698,000	₱		₱	51,236,000
Support to Operations		3,200,000		1,900,000				5,100,000
Operations		207,486,000		271,929,000		43,500,000		522,915,000

HIGHER EDUCATION PROGRAM		206,697,000		268,396,000		43,500,000		518,593,000

JANUARY 3, 2022	OFFICIAL GAZETTE	615
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM				351,000				351,000
RESEARCH PROGRAM		789,000		2,627,000				3,416,000
TECHNICAL ADVISORY EXTENSION PROGRAM				555,000				555,000

TOTAL NEW APPROPRIATIONS	₱	253,224,000	₱	282,527,000	₱	43,500,000	₱	579,251,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,697,000	₱	8,698,000	₱		₱	31,395,000
Administration of Personnel Benefits		19,841,000						19,841,000

Sub-total, General Administration and Support		42,538,000		8,698,000				51,236,000

Support to Operations
Auxiliary Services		3,200,000		1,900,000				5,100,000

Sub-total, Support to Operations		3,200,000		1,900,000				5,100,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		206,697,000		268,396,000		43,500,000		518,593,000

HIGHER EDUCATION PROGRAM		206,697,000		268,396,000		43,500,000		518,593,000

Provision of Higher Education Services		206,697,000		31,905,000				238,602,000
Project(s)
Locally-Funded Project(s)				236,491,000		43,500,000		279,991,000

Completion of Science and Technology Laboratory at UA Caluya Extension Campus						30,000,000		30,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				8,600,000		13,500,000		22,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

616	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Student Assistance Program				500,000				500,000
Free Higher Education				224,891,000				224,891,000
Higher education research improved to promote economic productivity and innovation		789,000		2,978,000				3,767,000

ADVANCED EDUCATION PROGRAM				351,000				351,000

Provision of Advanced Education Services				351,000				351,000
RESEARCH PROGRAM		789,000		2,627,000				3,416,000

Conduct of Research Services		789,000		2,627,000				3,416,000
Community engagement increased				555,000				555,000

TECHNICAL ADVISORY EXTENSION PROGRAM				555,000				555,000

Provision of Extension Services				555,000				555,000

Sub-total, Operations		207,486,000		271,929,000		43,500,000		522,915,000

TOTAL NEW APPROPRIATIONS	₱	253,224,000	₱	282,527,000	₱	43,500,000	₱	579,251,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	177,567

Total Permanent Positions	177,567

Other Compensation Common to All
Personnel Economic Relief Allowance	10,416
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,604
Honoraria	285
Mid-Year Bonus - Civilian	14,798
Year End Bonus	14,798
Cash Gift	2,170
Productivity Enhancement Incentive	2,170
Step Increment	444

Total Other Compensation Common to All	48,165

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	807
Lump-sum for filling of Positions - Civilian	19,841

JANUARY 3, 2022	OFFICIAL GAZETTE	617
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation for Specific Groups	20,648

Other Benefits
PAG-IBIG Contributions	521
PhilHealth Contributions	2,958
Employees Compensation Insurance Premiums	521
Loyalty Award - Civilian	225

Total Other Benefits	4,225

Non-Permanent Positions	2,619

Total Personnel Services	253,224

Maintenance and Other Operating Expenses
Travelling Expenses	2,271
Training and Scholarship Expenses	2,162
Supplies and Materials Expenses	5,988
Utility Expenses	18,471
Communication Expenses	2,002
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,659
General Services	5,235
Repairs and Maintenance	7,145
Financial Assistance/Subsidy	225,391
Taxes, Insurance Premiums and Other Fees	449
Labor and Wages	187
Other Maintenance and Operating Expenses
Printing and Publication Expenses	296
Representation Expenses	444
Transportation and Delivery Expenses	443
Subscription Expenses	152
Other Maintenance and Operating Expenses	9,100

Total Maintenance and Other Operating Expenses	282,527

Total Current Operating Expenditures	535,751

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	36,075
Machinery and Equipment Outlay	6,075
Furniture, Fixtures and Books Outlay	1,350

Total Capital Outlays	43,500

TOTAL NEW APPROPRIATIONS	579,251

J.11. WEST VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, operations, including locally-funded project(s), and the operations of the West Visayas State University Medical Center, as indicated hereunder	₱	1,872,456,000

618	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	160,632,000	₱	20,044,000	₱		₱	180,676,000
Support to Operations		8,974,000		1,418,000				10,392,000
Operations		1,082,921,000		455,546,000		142,921,000		1,681,388,000

HIGHER EDUCATION PROGRAM		546,394,000		300,617,000		129,121,000		976,132,000
ADVANCED EDUCATION PROGRAM		500,000		4,203,000				4,703,000
RESEARCH PROGRAM		2,845,000		22,190,000				25,035,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,462,000		13,189,000				14,651,000
HOSPITAL SERVICES PROGRAM		531,720,000		115,347,000		13,800,000		660,867,000

TOTAL NEW APPROPRIATIONS	₱	1,252,527,000	₱	477,008,000	₱	142,921,000	₱	1,872,456,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,647,000	₱	20,044,000	₱		₱	65,691,000
Administration of Personnel Benefits		114,985,000						114,985,000

Sub-total, General Administration and Support		160,632,000		20,044,000				180,676,000

Support to Operations
Auxiliary Services		8,974,000		1,418,000				10,392,000

Sub-total, Support to Operations		8,974,000		1,418,000				10,392,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		546,394,000		300,617,000		129,121,000		976,132,000

HIGHER EDUCATION PROGRAM		546,394,000		300,617,000		129,121,000		976,132,000

Provision of Higher Education Services		506,191,000		111,777,000				617,968,000

JANUARY 3, 2022	OFFICIAL GAZETTE	619
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)	40,203,000	188,840,000	129,121,000	358,164,000

Major Rehabilitation of Agriculture Building, Calinog Campus			10,000,000	10,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment		11,800,000	18,700,000	30,500,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000
Free Higher Education		158,119,000		158,119,000
Construction of Teaching Excellence Training Laboratory			5,000,000	5,000,000
Construction of WVSU-Medical Center Genome Laboratory and Acquisition of Laboratory Equipment			20,000,000	20,000,000
Establishment and/or Support to the College of Medicine	31,024,000	11,931,000	40,000,000	82,955,000
Increase in Carrying Capacity of Nursing and Allied Health Programs	9,179,000	3,990,000	35,421,000	48,590,000
Higher education research improved to promote economic productivity and innovation	3,345,000	26,393,000		29,738,000

ADVANCED EDUCATION PROGRAM	500,000	4,203,000		4,703,000

Provision of Advanced Education Services	500,000	4,203,000		4,703,000
RESEARCH PROGRAM	2,845,000	22,190,000		25,035,000

Conduct of Research Services	2,845,000	22,190,000		25,035,000
Community engagement increased	1,462,000	13,189,000		14,651,000

TECHNICAL ADVISORY EXTENSION PROGRAM	1,462,000	13,189,000		14,651,000

Provision of Extension Services	1,462,000	13,189,000		14,651,000
Quality medical education and hospital services ensured	531,720,000	115,347,000	13,800,000	660,867,000

HOSPITAL SERVICES PROGRAM	531,720,000	115,347,000	13,800,000	660,867,000

Provision of Medical Services	531,720,000	115,347,000		647,067,000

620	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Project(s)
Locally-Funded Project(s)						13,800,000		13,800,000

Improvement and Upgrading of Potable Water Supply and Reuse of Waste Water, University Medical Center						13,800,000		13,800,000

Sub-total, Operations		1,082,921,000		455,546,000		142,921,000		1,681,388,000

TOTAL NEW APPROPRIATIONS	₱	1,252,527,000	₱	477,008,000	₱	142,921,000	₱	1,872,456,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	783,336

Total Permanent Positions	783,336

Other Compensation Common to All
Personnel Economic Relief Allowance	37,836
Representation Allowance	432
Transportation Allowance	432
Clothing and Uniform Allowance	9,492
Honoraria	4,050
Mid-Year Bonus - Civilian	65,278
Year End Bonus	65,278
Cash Gift	7,910
Productivity Enhancement Incentive	7,910
Step Increment	1,959

Total Other Compensation Common to All	200,577

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	80,671
Night Shift Differential Pay	7,454
Lump-sum for filling of Positions - Civilian	107,938
Lump-sum for Personnel Services	40,203
Anniversary Bonus - Civilian	4,659

Total Other Compensation for Specific Groups	240,925

Other Benefits
PAG-IBIG Contributions	1,898
PhilHealth Contributions	12,855
Employees Compensation Insurance Premiums	1,898
Loyalty Award - Civilian	953
Terminal Leave	7,047

Total Other Benefits	24,651

JANUARY 3, 2022	OFFICIAL GAZETTE	621
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	3,038

Total Personnel Services	1,252,527

Maintenance and Other Operating Expenses
Travelling Expenses	23,233
Training and Scholarship Expenses	12,292
Supplies and Materials Expenses	139,979
Utility Expenses	55,080
Communication Expenses	5,031
Awards/Rewards and Prizes	2,440
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	6,203
General Services	23,582
Repairs and Maintenance	7,661
Financial Assistance/Subsidy	158,619
Taxes, Insurance Premiums and Other Fees	2,464
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,867
Representation Expenses	2,409
Transportation and Delivery Expenses	331
Rent/Lease Expenses	20
Membership Dues And Contributions to Organizations	399
Subscription Expenses	4,997
Other Maintenance and Operating Expenses	28,221

Total Maintenance and Other Operating Expenses	477,008

Total Current Operating Expenditures	1,729,535

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	13,800
Buildings and Other Structures	68,415
Machinery and Equipment Outlay	58,836
Furniture, Fixtures and Books Outlay	1,870

Total Capital Outlays	142,921

TOTAL NEW APPROPRIATIONS	1,872,456

622	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

K. REGION VII - CENTRAL VISAYAS

K.1. BOHOL ISLAND STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	687,997,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	108,038,000	₱	32,701,000	₱		₱	140,739,000
Support to Operations		3,746,000		5,086,000				8,832,000
Operations		242,915,000		278,052,000		17,459,000		538,426,000

HIGHER EDUCATION PROGRAM		242,415,000		274,358,000		17,459,000		534,232,000
ADVANCED EDUCATION PROGRAM		500,000		773,000				1,273,000
RESEARCH PROGRAM				1,752,000				1,752,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,169,000				1,169,000

TOTAL NEW APPROPRIATIONS	₱	354,699,000	₱	315,839,000	₱	17,459,000	₱	687,997,000

New Appropriations, by Programs/Activities

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	43,595,000	₱	32,701,000	₱	₱	76,296,000
Administration of Personnel Benefits		64,443,000					64,443,000
Sub-total, General Administration and Support		108,038,000		32,701,000			140,739,000

Support to Operations
Auxiliary Services		3,746,000		5,086,000			8,832,000

Sub-total, Support to Operations		3,746,000		5,086,000			8,832,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		242,415,000		274,358,000	17,459,000		534,232,000

JANUARY 3, 2022	OFFICIAL GAZETTE	623
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		242,415,000		274,358,000		17,459,000		534,232,000

Provision of Higher Education Services		241,736,000		30,992,000				272,728,000
Project(s)
Locally-Funded Project(s)		679,000		243,366,000		17,459,000		261,504,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				10,900,000		17,300,000		28,200,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				229,390,000				229,390,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		679,000		76,000		159,000		914,000
Higher education research improved to promote economic productivity and innovation		500,000		2,525,000				3,025,000

ADVANCED EDUCATION PROGRAM		500,000		773,000				1,273,000

Provision of Advanced Education Services		500,000		773,000				1,273,000
RESEARCH PROGRAM				1,752,000				1,752,000

Conduct of Research Services				1,752,000				1,752,000
Community engagement increased				1,169,000				1,169,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,169,000				1,169,000

Provision of Extension Services				1,169,000				1,169,000

Sub-total, Operations		242,915,000		278,052,000		17,459,000		538,426,000

TOTAL NEW APPROPRIATIONS	₱	354,699,000	₱	315,839,000	₱	17,459,000	₱	687,997,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	219,788

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Total Permanent Positions	219,788

Other Compensation Common to All
Personnel Economic Relief Allowance	12,912
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,228
Honoraria	1,954
Mid-Year Bonus - Civilian	18,316
Year End Bonus	18,316
Cash Gift	2,690
Productivity Enhancement Incentive	2,690
Step Increment	550

Total Other Compensation Common to All	61,016

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	359
Lump-sum for filling of Positions - Civilian	64,158
Lump-sum for Personnel Services	679

Total Other Compensation for Specific Groups	65,196

Other Benefits
PAG-IBIG Contributions	645
PhilHealth Contributions	3,760
Employees Compensation Insurance Premiums	645
Loyalty Award - Civilian	290
Terminal Leave	285

Total Other Benefits	5,625

Non-Permanent Positions	3,074

Total Personnel Services	354,699

Maintenance and Other Operating Expenses
Travelling Expenses	3,398
Training and Scholarship Expenses	4,170
Supplies and Materials Expenses	12,009
Utility Expenses	26,200
Communication Expenses	6,712
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	4,827
General Services	6,694
Repairs and Maintenance	3,699
Financial Assistance/Subsidy	229,890
Taxes, Insurance Premiums and Other Fees	586
Other Maintenance and Operating Expenses
Advertising Expenses	378
Printing and Publication Expenses	878
Representation Expenses	762
Transportation and Delivery Expenses	755
Membership Dues and Contributions to Organizations	225

JANUARY 3, 2022	OFFICIAL GAZETTE	625
STATE UNIVERSITIES AND COLLEGES

Subscription Expenses	2,000
Other Maintenance and Operating Expenses	11,476

Total Maintenance and Other Operating Expenses	315,839

Total Current Operating Expenditures	670,538

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	7,785
Machinery and Equipment Outlay	7,944
Furniture, Fixtures and Books Outlay	1,730

Total Capital Outlays	17,459

TOTAL NEW APPROPRIATIONS	687,997

K.2. CEBU NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	611,322,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	77,502,000	₱	43,626,000	₱		₱	121,128,000
Support to Operations		8,225,000		15,400,000				23,625,000
Operations		229,882,000		142,687,000		94,000,000		466,569,000

HIGHER EDUCATION PROGRAM		203,508,000		105,867,000		94,000,000		403,375,000
ADVANCED EDUCATION PROGRAM		24,475,000		1,770,000				26,245,000
RESEARCH PROGRAM		1,899,000		19,500,000				21,399,000
TECHNICAL ADVISORY EXTENSION PROGRAM				15,550,000				15,550,000

TOTAL NEW APPROPRIATIONS	₱	315,609,000	₱	201,713,000	₱	94,000,000	₱	611,322,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,427,000	₱	43,626,000	₱	₱	92,053,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Administration of Personnel Benefits	29,075,000			29,075,000

Sub-total, General Administration and Support	77,502,000	43,626,000		121,128,000

Support to Operations
Auxiliary Services	8,225,000	15,400,000		23,625,000

Sub-total, Support to Operations	8,225,000	15,400,000		23,625,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	203,508,000	105,867,000	94,000,000	403,375,000

HIGHER EDUCATION PROGRAM	203,508,000	105,867,000	94,000,000	403,375,000

Provision of Higher Education Services	180,977,000	38,646,000		219,623,000
Project(s)
Locally-Funded Project(s)	22,531,000	67,221,000	94,000,000	183,752,000

CNU Medellin Campus Development Program (Repair of Roofs, Ceiling and Drainage System)			4,000,000	4,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment		5,400,000	8,500,000	13,900,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000
Free Higher Education		49,146,000		49,146,000
Construction of Teaching Excellence Training Laboratory			5,000,000	5,000,000
Establishment and/or Support to the College of Medicine	12,362,000	5,096,000	75,000,000	92,458,000
Increase in Carrying Capacity of Nursing and Allied Health Programs	10,169,000	4,579,000	1,500,000	16,248,000
Higher education research improved to promote economic productivity and innovation	26,374,000	21,270,000		47,644,000

ADVANCED EDUCATION PROGRAM	24,475,000	1,770,000		26,245,000

Provision of Advanced Education Services	24,475,000	1,770,000		26,245,000
RESEARCH PROGRAM	1,899,000	19,500,000		21,399,000

JANUARY 3, 2022	OFFICIAL GAZETTE	627
STATE UNIVERSITIES AND COLLEGES

Conduct of Research Services		1,899,000		19,500,000				21,399,000
Community engagement increased				15,550,000				15,550,000

TECHNICAL ADVISORY EXTENSION PROGRAM				15,550,000				15,550,000

Provision of Extension Services				15,550,000				15,550,000

Sub-total, Operations		229,882,000		142,687,000		94,000,000		466,569,000

TOTAL NEW APPROPRIATIONS	₱	315,609,000	₱	201,713,000	₱	94,000,000	₱	611,322,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	168,312

Total Permanent Positions	168,312

Other Compensation Common to All
Personnel Economic Relief Allowance	6,984
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,746
Honoraria	20,821
Mid-Year Bonus - Civilian	14,026
Year End Bonus	14,026
Cash Gift	1,455
Productivity Enhancement Incentive	1,455
Step Increment	421

Total Other Compensation Common to All	61,414

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	349
Lump-sum for filling of Positions - Civilian	28,986
Lump-sum for Personnel Services	22,531
Anniversary Bonus - Civilian	975

Total Other Compensation for Specific Groups	52,841

Other Benefits
PAG-IBIG Contributions	348
PhilHealth Contributions	2,510
Employees Compensation Insurance Premiums	348
Loyalty Award - Civilian	345
Terminal Leave	89

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Total Other Benefits	3,640

Non-Permanent Positions	29,402

Total Personnel Services	315,609

Maintenance and Other Operating Expenses
Travelling Expenses	1,000
Training and Scholarship Expenses	4,449
Supplies and Materials Expenses	28,629
Utility Expenses	19,090
Communication Expenses	42,680
Survey, Research, Exploration and Development Expenses	6,311
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
General Services	14,304
Repairs and Maintenance	3,990
Financial Assistance/Subsidy	49,646
Taxes, Insurance Premiums and Other Fees	1,670
Labor and Wages	345
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	5,000
Representation Expenses	422
Transportation and Delivery Expenses	422
Membership Dues and Contributions to Organizations	121
Subscription Expenses	2,000
Other Maintenance and Operating Expenses	21,402

Total Maintenance and Other Operating Expenses	201,713

Total Current Operating Expenditures	517,322

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	7,825
Machinery and Equipment Outlay	85,325
Furniture, Fixtures and Books Outlay	850

Total Capital Outlays	94,000

TOTAL NEW APPROPRIATIONS	611,322

K.3. CEBU TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations including locally-funded project(s), as indicated hereunder	₱	1,875,287,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	181,927,000	₱	94,697,000	₱	₱	276,624,000

JANUARY 3, 2022	OFFICIAL GAZETTE	629
STATE UNIVERSITIES AND COLLEGES

Support to Operations		21,084,000		28,132,000				49,216,000
Operations		568,830,000		864,495,000		116,122,000		1,549,447,000

HIGHER EDUCATION PROGRAM		548,930,000		809,003,000		74,122,000		1,432,055,000
ADVANCED EDUCATION PROGRAM		17,770,000		11,421,000				29,191,000
RESEARCH PROGRAM		904,000		26,673,000				27,577,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,226,000		17,398,000		42,000,000		60,624,000

TOTAL NEW APPROPRIATIONS	₱	771,841,000	₱	987,324,000	₱	116,122,000	₱	1,875,287,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	72,179,000	₱	94,697,000	₱		₱	166,876,000
Administration of Personnel Benefits		109,748,000						109,748,000

Sub-total, General Administration and Support		181,927,000		94,697,000				276,624,000

Support to Operations
Auxiliary Services		21,084,000		28,132,000				49,216,000

Sub-total, Support to Operations		21,084,000		28,132,000				49,216,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		548,930,000		809,003,000		74,122,000		1,432,055,000

HIGHER EDUCATION PROGRAM		548,930,000		809,003,000		74,122,000		1,432,055,000

Provision of Higher Education Services		544,430,000		61,755,000				606,185,000
Project(s)
Locally-Funded Project(s)		4,500,000		747,248,000		74,122,000		825,870,000

Construction of 4-Storey Agriculture Building at CTU-Cebu City Mountain Satellite Campus						32,922,000		32,922,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				22,900,000		36,200,000		59,100,000

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Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				718,848,000				718,848,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		4,500,000		2,500,000		5,000,000		12,000,000
Higher education research improved to promote economic productivity and innovation		18,674,000		38,094,000				56,768,000

ADVANCED EDUCATION PROGRAM		17,770,000		11,421,000				29,191,000

Provision of Advanced Education Services		17,770,000		11,421,000				29,191,000
RESEARCH PROGRAM		904,000		26,673,000				27,577,000

Conduct of Research Services		904,000		26,673,000				27,577,000
Community engagement increased		1,226,000		17,398,000		42,000,000		60,624,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,226,000		17,398,000		42,000,000		60,624,000

Provision of Extension Services		1,226,000		17,398,000		42,000,000		60,624,000

Sub-total, Operations		568,830,000		864,495,000		116,122,000		1,549,447,000

TOTAL NEW APPROPRIATIONS	₱	771,841,000	₱	987,324,000	₱	116,122,000	₱	1,875,287,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	505,240

Total Permanent Positions	505,240

Other Compensation Common to All
Personnel Economic Relief Allowance	24,432
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	6,108
Honoraria	12,238
Mid-Year Bonus - Civilian	42,103
Year End Bonus	42,103
Cash Gift	5,090
Productivity Enhancement Incentive	5,090

JANUARY 3, 2022	OFFICIAL GAZETTE	631
STATE UNIVERSITIES AND COLLEGES

Step Increment	1,262

Total Other Compensation Common to All	138,810

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,388
Lump-sum for filling of Positions - Civilian	104,348
Lump-sum for Personnel Services	4,500

Total Other Compensation for Specific Groups	110,236

Other Benefits
PAG-IBIG Contributions	1,221
PhilHealth Contributions	8,213
Employees Compensation Insurance Premiums	1,221
Terminal Leave	5,400

Total Other Benefits	16,055

Non-Permanent Positions	1,500

Total Personnel Services	771,841

Maintenance and Other Operating Expenses
Travelling Expenses	61,000
Training and Scholarship Expenses	13,500
Supplies and Materials Expenses	37,500
Utility Expenses	24,030
Communication Expenses	17,300
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	15,000
General Services	21,700
Repairs and Maintenance	32,573
Financial Assistance/Subsidy	719,348
Taxes, Insurance Premiums and Other Fees	2,500
Labor and Wages	2,000
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	1,500
Representation Expenses	7,500
Transportation and Delivery Expenses	2,252
Membership Dues and Contributions to Organizations	2,021
Other Maintenance and Operating Expenses	25,900

Total Maintenance and Other Operating Expenses	987,324

Total Current Operating Expenditures	1,759,165

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	49,212
Machinery and Equipment Outlay	21,290
Furniture, Fixtures and Books Outlay	3,620
Other Property Plant and Equipment Outlay	42,000

Total Capital Outlays	116,122

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TOTAL NEW APPROPRIATIONS	1,875,287

K.4. NEGROS ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	988,670,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	229,291,000	₱	24,387,000	₱		₱	253,678,000
Support to Operations		3,195,000		6,041,000				9,236,000
Operations		252,357,000		392,489,000		80,910,000		725,756,000

HIGHER EDUCATION PROGRAM		247,918,000		384,475,000		80,910,000		713,303,000
ADVANCED EDUCATION PROGRAM		1,930,000		1,044,000				2,974,000
RESEARCH PROGRAM		2,509,000		5,042,000				7,551,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,928,000				1,928,000

TOTAL NEW APPROPRIATIONS	₱	484,843,000	₱	422,917,000	₱	80,910,000	₱	988,670,000

New Appropriations, by Programs/Activities

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	117,045,000	₱	24,387,000	₱		₱	141,432,000
Administration of Personnel Benefits		112,246,000						112,246,000

Sub-total, General Administration and Support		229,291,000		24,387,000				253,678,000

Support to Operations
Auxiliary Services		3,195,000		6,041,000				9,236,000

Sub-total, Support to Operations		3,195,000		6,041,000				9,236,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		247,918,000		384,475,000		80,910,000		713,303,000

JANUARY 3, 2022	OFFICIAL GAZETTE	633
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		247,918,000		384,475,000		80,910,000		713,303,000

Provision of Higher Education Services		244,432,000		56,985,000				301,417,000
Project(s)
Locally-Funded Project(s)		3,486,000		327,490,000		80,910,000		411,886,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				17,100,000		27,000,000		44,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				304,408,000				304,408,000
Construction of Multi-Storey Educational/ Industrial/Commercial Buildings for NORSU Main Campus						50,000,000		50,000,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		3,486,000		2,982,000		3,910,000		10,378,000
Higher education research improved to promote economic productivity and innovation		4,439,000		6,086,000				10,525,000

ADVANCED EDUCATION PROGRAM		1,930,000		1,044,000				2,974,000

Provision of Advanced Education Services		1,930,000		1,044,000				2,974,000
RESEARCH PROGRAM		2,509,000		5,042,000				7,551,000

Conduct of Research Services		2,509,000		5,042,000				7,551,000
Community engagement increased				1,928,000				1,928,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,928,000				1,928,000

Provision of Extension Services				1,928,000				1,928,000

Sub-total, Operations		252,357,000		392,489,000		80,910,000		725,756,000

TOTAL NEW APPROPRIATIONS	₱	484,843,000	₱	422,917,000	₱	80,910,000	₱	988,670,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

634	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Civilian Personnel
Permanent Positions
Basic Salary	186,958

Total Permanent Positions	186,958

Other Compensation Common to All
Personnel Economic Relief Allowance	9,504
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,376
Honoraria	32,023
Mid-Year Bonus - Civilian	15,579
Year End Bonus	15,579
Cash Gift	1,980
Productivity Enhancement Incentive	1,980
Step Increment	467

Total Other Compensation Common to All	79,848

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	73
Lump-sum for filling of Positions - Civilian	111,233
Lump-sum for Personnel Services	3,486

Total Other Compensation for Specific Groups	114,792

Other Benefits
PAG-IBIG Contributions	475
PhilHealth Contributions	3,114
Employees Compensation Insurance Premiums	475
Loyalty Award - Civilian	410
Terminal Leave	1,013

Total Other Benefits	5,487

Non-Permanent Positions	97,758

Total Personnel Services	484,843

Maintenance and Other Operating Expenses
Travelling Expenses	11,907
Training and Scholarship Expenses	8,090
Supplies and Materials Expenses	17,721
Utility Expenses	24,322
Communication Expenses	1,306
Survey, Research, Exploration and Development Expenses	3,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,485
General Services	22,166
Repairs and Maintenance	1,505
Financial Assistance/Subsidy	304,908
Taxes, Insurance Premiums and Other Fees	1,491
Other Maintenance and Operating Expenses
Printing and Publication Expenses	530

JANUARY 3, 2022	OFFICIAL GAZETTE	635
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	1,604
Transportation and Delivery Expenses	1,026
Membership Dues and Contributions to Organizations	124
Other Maintenance and Operating Expenses	20,582

Total Maintenance and Other Operating Expenses	422,917

Total Current Operating Expenditures	907,760

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	62,150
Machinery and Equipment Outlay	16,060
Furniture, Fixtures and Books Outlay	2,700

Total Capital Outlays	80,910

TOTAL NEW APPROPRIATIONS	988,670

K.5. SIQUIJOR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	123,912,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,540,000	₱	7,489,000	₱		₱	29,029,000
Operations		56,930,000		35,353,000		2,600,000		94,883,000

HIGHER EDUCATION PROGRAM		49,538,000		33,914,000		2,600,000		86,052,000
RESEARCH PROGRAM		7,392,000		1,439,000				8,831,000

TOTAL NEW APPROPRIATIONS	₱	78,470,000	₱	42,842,000	₱	2,600,000	₱	123,912,000

New Appropriations, by Programs/Activities

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAM
General Administration and Support
General Management and Supervision	₱	14,713,000	₱	7,489,000	₱	₱	22,202,000
Administration of Personnel Benefits		6,827,000					6,827,000

Sub-total, General Administration and Support		21,540,000		7,489,000			29,029,000

636	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		49,538,000		33,914,000		2,600,000		86,052,000

HIGHER EDUCATION PROGRAM		49,538,000		33,914,000		2,600,000		86,052,000

Provision of Higher Education Services		49,538,000		6,007,000				55,545,000
Project(s)
Locally-Funded Project(s)				27,907,000		2,600,000		30,507,000

Infrastructure and Smart Campus Development,
Operationalization of Face-to-Face Classes and
Upgrading/Procurement of Equipment				1,700,000		2,600,000		4,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				23,207,000				23,207,000
Higher education research improved to promote economic productivity and innovation		7,392,000		1,439,000				8,831,000

RESEARCH PROGRAM		7,392,000		1,439,000				8,831,000

Conduct of Research Services		7,392,000		1,439,000				8,831,000

Sub-total, Operations		56,930,000		35,353,000		2,600,000		94,883,000

TOTAL NEW APPROPRIATIONS	₱	78,470,000	₱	42,842,000	₱	2,600,000	₱	123,912,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	54,412

Total Permanent Positions	54,412

Other Compensation Common to All
Personnel Economic Relief Allowance	2,328
Representation Allowance	168

JANUARY 3, 2022	OFFICIAL GAZETTE	637
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	168
Clothing and Uniform Allowance	582
Honoraria	277
Mid-Year Bonus - Civilian	4,534
Year End Bonus	4,534
Cash Gift	485
Productivity Enhancement Incentive	485
Step Increment	136

Total Other Compensation Common to All	13,697

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	6,827

Total Other Compensation for Specific Groups	6,840

Other Benefits
PAG-IBIG Contributions	116
PhilHealth Contributions	845
Employees Compensation Insurance Premiums	116
Loyalty Award - Civilian	60

Total Other Benefits	1,137

Non-Permanent Positions	2,384

Total Personnel Services	78,470

Maintenance and Other Operating Expenses
Travelling Expenses	1,384
Training and Scholarship Expenses	3,745
Supplies and Materials Expenses	1,942
Utility Expenses	3,947
Communication Expenses	1,139
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	135
Professional Services	338
General Services	100
Repairs and Maintenance	634
Financial Assistance/Subsidy	23,747
Taxes, Insurance Premiums and Other Fees	738
Labor and Wages	642
Other Maintenance and Operating Expenses
Representation Expenses	517
Transportation and Delivery Expenses	407
Membership Dues and Contributions to Organizations	120
Subscription Expenses	107
Other Maintenance and Operating Expenses	2,200

Total Maintenance and Other Operating Expenses	42,842

Total Current Operating Expenditures	121,312

Capital Outlays

638	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Property, Plant and Equipment Outlay
Buildings and Other Structures	1,170
Machinery and Equipment Outlay	1,170
Furniture, Fixtures and Books Outlay	260

Total Capital Outlays	2,600

TOTAL NEW APPROPRIATIONS	123,912

JANUARY 3, 2022	OFFICIAL GAZETTE	639
STATE UNIVERSITIES AND COLLEGES

L. REGION VIII - EASTERN VISAYAS

L.1. BILIRAN PROVINCE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	418,394,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	50,039,000	₱	9,472,000	₱		₱	59,511,000
Support to Operations				1,765,000				1,765,000
Operations		148,375,000		137,043,000		71,700,000		357,118,000

HIGHER EDUCATION PROGRAM		148,375,000		134,949,000		71,700,000		355,024,000
ADVANCED EDUCATION PROGRAM				47,000				47,000
RESEARCH PROGRAM				1,665,000				1,665,000
TECHNICAL ADVISORY EXTENSION PROGRAM				382,000				382,000

TOTAL NEW APPROPRIATIONS	₱	198,414,000	₱	148,280,000	₱	71,700,000	₱	418,394,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,508,000	₱	9,472,000	₱		₱	32,980,000
Administration of Personnel Benefits		26,531,000						26,531,000

Sub-total, General Administration and Support		50,039,000		9,472,000				59,511,000

Support to Operations
Auxiliary Services				1,765,000				1,765,000

Sub-total, Support to Operations				1,765,000				1,765,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		148,375,000		134,949,000		71,700,000		355,024,000

640	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HIGHER EDUCATION PROGRAM		148,375,000		134,949,000		71,700,000		355,024,000

Provision of Higher Education Services		143,098,000		51,039,000				194,137,000

Project(s)
Locally-Funded Project(s)		5,277,000		83,910,000		71,700,000		160,887,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				5,800,000		9,200,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				74,460,000				74,460,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		5,277,000		650,000		62,500,000		68,427,000
Higher education research improved to promote economic productivity and innovation				1,712,000				1,712,000

ADVANCED EDUCATION PROGRAM				47,000				47,000

Provision of Advanced Education Services				47,000				47,000

RESEARCH PROGRAM				1,665,000				1,665,000

Conduct of Research Services				1,665,000				1,665,000
Community engagement increased				382,000				382,000

TECHNICAL ADVISORY EXTENSION PROGRAM				382,000				382,000

Provision of Extension Services				382,000				382,000

Sub-total, Operations		148,375,000		137,043,000		71,700,000		357,118,000

TOTAL NEW APPROPRIATIONS	₱	198,414,000	₱	148,280,000	₱	71,700,000	₱	418,394,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	127,773

JANUARY 3, 2022	OFFICIAL GAZETTE	641
STATE UNIVERSITIES AND COLLEGES

Total Permanent Positions	127,773

Other Compensation Common to All
Personnel Economic Relief Allowance	7,344
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,836
Honoraria	548
Mid-Year Bonus - Civilian	10,647
Year End Bonus	10,647
Cash Gift	1,530
Productivity Enhancement Incentive	1,530
Step Increment	320

Total Other Compensation Common to All	34,882

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	120
Lump-sum for filling of Positions - Civilian	26,312
Lump-sum for Personnel Services	5,277

Total Other Compensation for Specific Groups	31,709

Other Benefits
PAG-IBIG Contributions	367
PhilHealth Contributions	2,130
Employees Compensation Insurance Premiums	367
Loyalty Award - Civilian	385
Terminal Leave	219

Total Other Benefits	3,468

Non-Permanent Positions	582

Total Personnel Services	198,414

Maintenance and Other Operating Expenses
Travelling Expenses	5,705
Training and Scholarship Expenses	3,214
Supplies and Materials Expenses	28,318
Utility Expenses	12,610
Communication Expenses	5,589
Awards/Rewards and Prizes	300
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	3,100
General Services	1,569
Repairs and Maintenance	2,103
Financial Assistance/Subsidy	74,960
Taxes, Insurance Premiums and Other Fees	679
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	75
Representation Expenses	1,128

642	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Transportation and Delivery Expenses	32
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	35
Subscription Expenses	21
Other Maintenance and Operating Expenses	7,642

Total Maintenance and Other Operating Expenses	148,280

Total Current Operating Expenditures	346,694

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,140
Machinery and Equipment Outlay	66,640
Furniture, Fixtures and Books Outlay	920

Total Capital Outlays	71,700

TOTAL NEW APPROPRIATIONS	418,394

L.2. EASTERN SAMAR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	658,067,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	61,213,000	₱	10,850,000	₱		₱	72,063,000
Operations		319,203,000		213,811,000		52,990,000		586,004,000

HIGHER EDUCATION PROGRAM		317,760,000		198,330,000		44,300,000		560,390,000
ADVANCED EDUCATION PROGRAM		1,293,000		509,000				1,802,000
RESEARCH PROGRAM		100,000		6,362,000				6,462,000
TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		8,610,000		8,690,000		17,350,000

TOTAL NEW APPROPRIATIONS	₱	380,416,000	₱	224,661,000	₱	52,990,000	₱	658,067,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

JANUARY 3, 2022	OFFICIAL GAZETTE	643
STATE UNIVERSITIES AND COLLEGES

General Management and Supervision	₱	43,451,000	₱	10,850,000	₱		₱	54,301,000
Administration of Personnel Benefits		17,762,000						17,762,000

Sub-total, General Administration and Support		61,213,000		10,850,000				72,063,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		317,760,000		198,330,000		44,300,000		560,390,000

HIGHER EDUCATION PROGRAM		317,760,000		198,330,000		44,300,000		560,390,000

Provision of Higher Education Services		316,260,000		39,668,000				355,928,000
Project(s)
Locally-Funded Project(s)		1,500,000		158,662,000		44,300,000		204,462,000

Construction of Two (2) Rooms Agriculture Demonstration Farm with Facilities, Can-avid Campus						15,000,000		15,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				5,900,000		9,300,000		15,200,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				147,262,000				147,262,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		1,500,000		2,500,000		20,000,000		24,000,000
Higher education research improved to promote economic productivity and innovation		1,393,000		6,871,000				8,264,000

ADVANCED EDUCATION PROGRAM		1,293,000		509,000				1,802,000

Provision of Advanced Education Services		1,293,000		509,000				1,802,000
RESEARCH PROGRAM		100,000		6,362,000				6,462,000

Conduct of Research Services		100,000		6,362,000				6,462,000
Community engagement increased		50,000		8,610,000		8,690,000		17,350,000

TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		8,610,000		8,690,000		17,350,000

Provision of Extension Services		50,000		8,610,000		8,690,000		17,350,000

644	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sub-total, Operations		319,203,000		213,811,000		52,990,000		586,004,000

TOTAL NEW APPROPRIATIONS	₱	380,416,000	₱	224,661,000	₱	52,990,000	₱	658,067,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	272,700

Total Permanent Positions	272,700

Other Compensation Common to All
Personnel Economic Relief Allowance	16,920
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	4,230
Honoraria	2,137
Mid-Year Bonus - Civilian	22,725
Year End Bonus	22,725
Cash Gift	3,525
Productivity Enhancement Incentive	3,525
Step Increment	682

Total Other Compensation Common to All	76,829

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	890
Lump-sum for filling of Positions - Civilian	6,677
Lump-sum for Personnel Services	1,500

Total Other Compensation for Specific Groups	9,067

Other Benefits
PAG-IBIG Contributions	846
PhilHealth Contributions	4,586
Employees Compensation Insurance Premiums	846
Loyalty Award - Civilian	525
Terminal Leave	11,085

Total Other Benefits	17,888

Non-Permanent Positions	3,932

Total Personnel Services	380,416

Maintenance and Other Operating Expenses
Travelling Expenses	4,799
Training and Scholarship Expenses	5,183

JANUARY 3, 2022	OFFICIAL GAZETTE	645
STATE UNIVERSITIES AND COLLEGES

Supplies and Materials Expenses	16,068
Utility Expenses	7,080
Communication Expenses	7,174
Awards/Rewards and Prizes	70
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,833
General Services	3,115
Repairs and Maintenance	11,238
Financial Assistance/Subsidy	147,762
Taxes, Insurance Premiums and Other Fees	1,219
Labor and Wages	667
Other Maintenance and Operating Expenses
Advertising Expenses	118
Printing and Publication Expenses	428
Representation Expenses	2,905
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	537
Subscription Expenses	210
Other Maintenance and Operating Expenses	13,055

Total Maintenance and Other Operating Expenses	224,661

Total Current Operating Expenditures	605,077

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	19,185
Machinery and Equipment Outlay	32,875
Furniture, Fixtures and Books Outlay	930

Total Capital Outlays	52,990

TOTAL NEW APPROPRIATIONS	658,067

L.3. EASTERN VISAYAS STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	643,405,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	104,044,000	₱	15,258,000	₱		₱	119,302,000
Support to Operations		830,000						830,000
Operations		305,540,000		196,033,000		21,700,000		523,273,000

HIGHER EDUCATION PROGRAM		299,979,000		191,829,000		21,700,000		513,508,000
ADVANCED EDUCATION PROGRAM		2,753,000		1,500,000				4,253,000

646	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

RESEARCH PROGRAM		780,000		2,357,000				3,137,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,028,000		347,000				2,375,000

TOTAL NEW APPROPRIATIONS	₱	410,414,000	₱	211,291,000	₱	21,700,000	₱	643,405,000

New Appropriations, by Programs/Activities

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,533,000	₱	15,258,000	₱		₱	49,791,000
Administration of Personnel Benefits		69,511,000						69,511,000

Sub-total, General Administration and Support		104,044,000		15,258,000				119,302,000

Support to Operations
Auxiliary Services		830,000						830,000

Sub-total, Support to Operations		830,000						830,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		299,979,000		191,829,000		21,700,000		513,508,000

HIGHER EDUCATION PROGRAM		299,979,000		191,829,000		21,700,000		513,508,000

Provision of Higher Education Services		299,979,000		19,452,000				319,431,000
Project(s)
Locally-Funded Project(s)				172,377,000		21,700,000		194,077,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				13,700,000		21,700,000		35,400,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				155,677,000				155,677,000

JANUARY 3, 2022	OFFICIAL GAZETTE	647
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation		3,533,000		3,857,000				7,390,000

ADVANCED EDUCATION PROGRAM		2,753,000		1,500,000				4,253,000

Provision of Advanced Education Services		2,753,000		1,500,000				4,253,000
RESEARCH PROGRAM		780,000		2,357,000				3,137,000

Conduct of Research Services		780,000		2,357,000				3,137,000
Community engagement increased		2,028,000		347,000				2,375,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,028,000		347,000				2,375,000

Provision of Extension Services		2,028,000		347,000				2,375,000

Sub-total, Operations		305,540,000		196,033,000		21,700,000		523,273,000

TOTAL NEW APPROPRIATIONS	₱	410,414,000	₱	211,291,000	₱	21,700,000	₱	643,405,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	261,667

Total Permanent Positions	261,667

Other Compensation Common to All
Personnel Economic Relief Allowance	13,872
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	3,468
Honoraria	1,628
Mid-Year Bonus - Civilian	21,807
Year End Bonus	21,807
Cash Gift	2,890
Productivity Enhancement Incentive	2,890
Step Increment	653

Total Other Compensation Common to All	69,255

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,006
Lump-sum for filling of Positions - Civilian	67,611

Total Other Compensation for Specific Groups	68,617

648	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Benefits
PAG-IBIG Contributions	693
PhilHealth Contributions	4,394
Employees Compensation Insurance Premiums	693
Loyalty Award - Civilian	250
Terminal Leave	1,900

Total Other Benefits	7,930

Non-Permanent Positions	2,945

Total Personnel Services	410,414

Maintenance and Other Operating Expenses
Travelling Expenses	5,420
Training and Scholarship Expenses	2,888
Supplies and Materials Expenses	6,555
Utility Expenses	9,934
Communication Expenses	932
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	440
General Services	3,355
Repairs and Maintenance	750
Financial Assistance/Subsidy	156,177
Taxes, Insurance Premiums and Other Fees	3,080
Labor and Wages	1,964
Other Maintenance and Operating Expenses
Printing and Publication Expenses	490
Representation Expenses	2,412
Membership Dues and Contributions to Organizations	244
Other Maintenance and Operating Expenses	15,500

Total Maintenance and Other Operating Expenses	211,291

Total Current Operating Expenditures	621,705

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	9,765
Machinery and Equipment Outlay	9,765
Furniture, Fixtures and Books Outlay	2,170

Total Capital Outlays	21,700

TOTAL NEW APPROPRIATIONS	643,405

L.4. LEYTE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	311,363,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	649
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	40,867,000	₱	25,238,000	₱		₱	66,105,000
Support to Operations		11,190,000		1,268,000				12,458,000
Operations		137,032,000		82,168,000		13,600,000		232,800,000

HIGHER EDUCATION PROGRAM		130,309,000		79,671,000		13,600,000		223,580,000
ADVANCED EDUCATION PROGRAM		2,369,000		967,000				3,336,000
RESEARCH PROGRAM		2,177,000		733,000				2,910,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,177,000		797,000				2,974,000

TOTAL NEW APPROPRIATIONS	₱	189,089,000	₱	108,674,000	₱	13,600,000	₱	311,363,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,166,000	₱	25,238,000	₱		₱	50,404,000
Administration of Personnel Benefits		15,701,000						15,701,000

Sub-total, General Administration and Support		40,867,000		25,238,000				66,105,000

Support to Operations
Auxiliary Services		11,190,000		1,268,000				12,458,000

Sub-total, Support to Operations		11,190,000		1,268,000				12,458,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		130,309,000		79,671,000		13,600,000		223,580,000

HIGHER EDUCATION PROGRAM		130,309,000		79,671,000		13,600,000		223,580,000

Provision of Higher Education Services		130,309,000		20,401,000				150,710,000

650	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Project(s)
Locally-Funded Project(s)				59,270,000		13,600,000		72,870,000

Development of programs for the Improvement of the quality of English in the tertiary level				1,500,000		500,000		2,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				5,000,000		8,100,000		13,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				49,770,000				49,770,000
Acquisition of Equipment for the Teaching Excellence Training						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		4,546,000		1,700,000				6,246,000

ADVANCED EDUCATION PROGRAM		2,369,000		967,000				3,336,000

Provision of Advanced Education Services		2,369,000		967,000				3,336,000
RESEARCH PROGRAM		2,177,000		733,000				2,910,000

Conduct of Research Services		2,177,000		733,000				2,910,000
Community engagement increased		2,177,000		797,000				2,974,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,177,000		797,000				2,974,000

Provision of Extension Services		2,177,000		797,000				2,974,000

Sub-total, Operations		137,032,000		82,168,000		13,600,000		232,800,000

TOTAL NEW APPROPRIATIONS	₱	189,089,000	₱	108,674,000	₱	13,600,000	₱	311,363,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	132,423

Total Permanent Positions	132,423

JANUARY 3, 2022	OFFICIAL GAZETTE	651
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	6,840
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,710
Honoraria	2,841
Mid-Year Bonus - Civilian	11,035
Year End Bonus	11,035
Cash Gift	1,425
Productivity Enhancement Incentive	1,425
Step Increment	331

Total Other Compensation Common to All	37,122

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	449
Lump-sum for filling of Positions - Civilian	15,551

Total Other Compensation for Specific Groups	16,000

Other Benefits
PAG-IBIG Contributions	341
PhilHealth Contributions	2,202
Employees Compensation Insurance Premiums	341
Terminal Leave	150

Total Other Benefits	3,034

Non-Permanent Positions	510

Total Personnel Services	189,089

Maintenance and Other Operating Expenses
Travelling Expenses	3,062
Training and Scholarship Expenses	4,576
Supplies and Materials Expenses	9,637
Utility Expenses	11,632
Communication Expenses	1,098
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
General Services	8,812
Repairs and Maintenance	7,748
Financial Assistance/Subsidy	50,270
Taxes, Insurance Premiums and Other Fees	1,762
Labor and Wages	300
Other Maintenance and Operating Expenses
Representation Expenses	1,758
Subscription Expenses	500
Other Maintenance and Operating Expenses	6,369

Total Maintenance and Other Operating Expenses	108,674

Total Current Operating Expenditures	297,763

652	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,645
Machinery and Equipment Outlay	8,645
Furniture, Fixtures and Books Outlay	1,310

Total Capital Outlays	13,600

TOTAL NEW APPROPRIATIONS	311,363

L.5. NORTHWEST SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	242,045,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	43,599,000	₱	4,229,000	₱		₱	47,828,000
Support to Operations				1,398,000				1,398,000
Operations		122,521,000		63,498,000		6,800,000		192,819,000

HIGHER EDUCATION PROGRAM		118,297,000		60,635,000		6,800,000		185,732,000
ADVANCED EDUCATION PROGRAM				196,000				196,000
RESEARCH PROGRAM				1,269,000				1,269,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,224,000		1,398,000				5,622,000

TOTAL NEW APPROPRIATIONS	₱	166,120,000	₱	69,125,000	₱	6,800,000	₱	242,045,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,402,000	₱	4,229,000	₱	₱	22,631,000
Administration of Personnel Benefits		25,197,000					25,197,000

Sub-total, General Administration and Support		43,599,000		4,229,000			47,828,000

Support to Operations

JANUARY 3, 2022	OFFICIAL GAZETTE	653
STATE UNIVERSITIES AND COLLEGES

Auxiliary Services				1,398,000				1,398,000

Sub-total, Support to Operations				1,398,000				1,398,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		118,297,000		60,635,000		6,800,000		185,732,000

HIGHER EDUCATION PROGRAM		118,297,000		60,635,000		6,800,000		185,732,000

Provision of Higher Education Services		118,297,000		10,067,000				128,364,000
Project(s)
Locally-Funded Project(s)				50,568,000		6,800,000		57,368,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				4,300,000		6,800,000		11,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				43,268,000				43,268,000
Higher education research improved to promote economic productivity and innovation				1,465,000				1,465,000

ADVANCED EDUCATION PROGRAM				196,000				196,000

Provision of Advanced Education Services				196,000				196,000
RESEARCH PROGRAM				1,269,000				1,269,000

Conduct of Research Services				1,269,000				1,269,000
Community engagement increased		4,224,000		1,398,000				5,622,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,224,000		1,398,000				5,622,000

Provision of Extension Services		4,224,000		1,398,000				5,622,000

Sub-total, Operations		122,521,000		63,498,000		6,800,000		192,819,000

TOTAL NEW APPROPRIATIONS	₱	166,120,000	₱	69,125,000	₱	6,800,000	₱	242,045,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

654	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Civilian Personnel
Permanent Positions
Basic Salary	106,187

Total Permanent Positions	106,187

Other Compensation Common to All
Personnel Economic Relief Allowance	6,240
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,560
Honoraria	2,010
Mid-Year Bonus - Civilian	8,849
Year End Bonus	8,849
Cash Gift	1,300
Productivity Enhancement Incentive	1,300
Step Increment	265

Total Other Compensation Common to All	30,613

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	426
Lump-sum for filling of Positions - Civilian	24,591

Total Other Compensation for Specific Groups	25,017

Other Benefits
PAG-IBIG Contributions	312
PhilHealth Contributions	1,776
Employees Compensation Insurance Premiums	312
Loyalty Award - Civilian	105
Terminal Leave	606

Total Other Benefits	3,111

Non-Permanent Positions	1,192

Total Personnel Services	166,120

Maintenance and Other Operating Expenses
Travelling Expenses	1,991
Training and Scholarship Expenses	1,350
Supplies and Materials Expenses	5,759
Utility Expenses	5,388
Communication Expenses	470
Awards/Rewards and Prizes	31
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	791
General Services	558
Repairs and Maintenance	990
Financial Assistance/Subsidy	43,818

JANUARY 3, 2022	OFFICIAL GAZETTE	655
STATE UNIVERSITIES AND COLLEGES

Taxes, Insurance Premiums and Other Fees	506
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	73
Representation Expenses	902
Transportation and Delivery Expenses	148
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	250
Subscription Expenses	50
Other Maintenance and Operating Expenses	4,800

Total Maintenance and Other Operating Expenses	69,125

Total Current Operating Expenditures	235,245

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,060
Machinery and Equipment Outlay	3,060
Furniture, Fixtures and Books Outlay	680

Total Capital Outlays	6,800

TOTAL NEW APPROPRIATIONS	242,045

L.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

(PALOMPON INSTITUTE OF TECHNOLOGY)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	263,073,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	65,483,000	₱	6,270,000	₱		₱	71,753,000
Support to Operations		739,000		2,393,000				3,132,000
Operations		101,895,000		80,493,000		5,800,000		188,188,000

HIGHER EDUCATION PROGRAM		101,000,000		78,852,000		5,800,000		185,652,000
RESEARCH PROGRAM		895,000		1,149,000				2,044,000
TECHNICAL ADVISORY EXTENSION PROGRAM				492,000				492,000

TOTAL NEW APPROPRIATIONS	₱	168,117,000	₱	89,156,000	₱	5,800,000	₱	263,073,000

New Appropriations, by Programs/Activities

656	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,552,000	₱	6,270,000	₱		₱	33,822,000
Administration of Personnel Benefits		37,931,000						37,931,000

Sub-total, General Administration and Support		65,483,000		6,270,000				71,753,000

Support to Operations
Auxiliary Services		739,000		2,393,000				3,132,000

Sub-total, Support to Operations		739,000		2,393,000				3,132,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		101,000,000		78,852,000		5,800,000		185,652,000

HIGHER EDUCATION PROGRAM		101,000,000		78,852,000		5,800,000		185,652,000

Provision of Higher Education Services		101,000,000		21,359,000				122,359,000
Project(s)
Locally-Funded Project(s)				57,493,000		5,800,000		63,293,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				3,700,000		5,800,000		9,500,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				50,793,000				50,793,000
Higher education research improved to promote economic productivity and innovation		895,000		1,149,000				2,044,000

RESEARCH PROGRAM		895,000		1,149,000				2,044,000

Conduct of Research Services		895,000		1,149,000				2,044,000

Community engagement increased				492,000				492,000

JANUARY 3, 2022	OFFICIAL GAZETTE	657
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM				492,000				492,000

Provision of Extension Services				492,000				492,000

Sub-total, Operations		101,895,000		80,493,000		5,800,000		188,188,000

TOTAL NEW APPROPRIATIONS	₱	168,117,000	₱	89,156,000	₱	5,800,000	₱	263,073,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	99,081

Total Permanent Positions	99,081

Other Compensation Common to All
Personnel Economic Relief Allowance	5,760
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,440
Honoraria	800
Mid-Year Bonus - Civilian	8,257
Year End Bonus	8,257
Cash Gift	1,200
Productivity Enhancement Incentive	1,200
Step Increment	247

Total Other Compensation Common to All	27,641

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	136
Lump-sum for filling of Positions - Civilian	35,569

Total Other Compensation for Specific Groups	35,705

Other Benefits
PAG-IBIG Contributions	287
PhilHealth Contributions	1,665
Employees Compensation Insurance Premiums	287
Loyalty Award - Civilian	125
Terminal Leave	2,362

Total Other Benefits	4,726

Non-Permanent Positions	964

Total Personnel Services	168,117

658	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	1,700
Training and Scholarship Expenses	2,045
Supplies and Materials Expenses	8,432
Utility Expenses	6,500
Communication Expenses	1,956
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	904
General Services	3,556
Repairs and Maintenance	3,700
Financial Assistance/Subsidy	51,293
Taxes, Insurance Premiums and Other Fees	2,150
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	300
Other Maintenance and Operating Expenses	5,270

Total Maintenance and Other Operating Expenses	89,156

Total Current Operating Expenditures	257,273

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,610
Machinery and Equipment Outlay	2,610
Furniture, Fixtures and Books Outlay	580

Total Capital Outlays	5,800

TOTAL NEW APPROPRIATIONS	263,073

L.7. SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	421,501,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	62,314,000	₱	6,448,000	₱		₱	68,762,000
Support to Operations		4,209,000		595,000				4,804,000
Operations		164,428,000		140,354,000		43,153,000		347,935,000

HIGHER EDUCATION PROGRAM		159,963,000		103,840,000		23,500,000		287,303,000
ADVANCED EDUCATION PROGRAM		4,465,000		886,000				5,351,000
RESEARCH PROGRAM				13,853,000				13,853,000

JANUARY 3, 2022	OFFICIAL GAZETTE	659
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM				21,775,000		19,653,000		41,428,000

TOTAL NEW APPROPRIATIONS	₱	230,951,000	₱	147,397,000	₱	43,153,000	₱	421,501,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,858,000	₱	6,448,000	₱		₱	37,306,000
Administration of Personnel Benefits		31,456,000						31,456,000

Sub-total, General Administration and Support		62,314,000		6,448,000				68,762,000

Support to Operations
Auxiliary Services		4,209,000		595,000				4,804,000

Sub-total, Support to Operations		4,209,000		595,000				4,804,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		159,963,000		103,840,000		23,500,000		287,303,000

HIGHER EDUCATION PROGRAM		159,963,000		103,840,000		23,500,000		287,303,000

Provision of Higher Education Services		159,963,000		26,161,000				186,124,000
Project(s)
Locally-Funded Project(s)				77,679,000		23,500,000		101,179,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				5,400,000		8,500,000		13,900,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				69,279,000				69,279,000
Increase in Carrying Capacity of Nursing and Allied Health Programs						15,000,000		15,000,000

660	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Higher education research improved to promote economic productivity and innovation		4,465,000		14,739,000				19,204,000

ADVANCED EDUCATION PROGRAM		4,465,000		886,000				5,351,000

Provision of Advanced Education Services		4,465,000		886,000				5,351,000
RESEARCH PROGRAM				13,853,000				13,853,000

Conduct of Research Services				13,853,000				13,853,000
Community engagement increased				21,775,000		19,653,000		41,428,000

TECHNICAL ADVISORY EXTENSION PROGRAM				21,775,000		19,653,000		41,428,000

Provision of Extension Services				21,775,000		19,653,000		41,428,000

Sub-total, Operations		164,428,000		140,354,000		43,153,000		347,935,000

TOTAL NEW APPROPRIATIONS	₱	230,951,000	₱	147,397,000	₱	43,153,000	₱	421,501,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	149,356

Total Permanent Positions	149,356

Other Compensation Common to All
Personnel Economic Relief Allowance	9,192
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,298
Honoraria	1,990
Mid-Year Bonus - Civilian	12,447
Year End Bonus	12,447
Cash Gift	1,915
Productivity Enhancement Incentive	1,915
Step Increment	373

Total Other Compensation Common to All	43,057

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	742
Lump-sum for filling of Positions - Civilian	29,625
Anniversary Bonus - Civilian	1,143

Total Other Compensation for Specific Groups	31,510

JANUARY 3, 2022	OFFICIAL GAZETTE	661
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	460
PhilHealth Contributions	2,502
Employees Compensation Insurance Premiums	460
Loyalty Award - Civilian	180
Terminal Leave	1,831

Total Other Benefits	5,433

Non-Permanent Positions	1,595

Total Personnel Services	230,951

Maintenance and Other Operating Expenses
Travelling Expenses	11,073
Training and Scholarship Expenses	13,997
Supplies and Materials Expenses	19,090
Utility Expenses	8,020
Communication Expenses	1,029
Awards/Rewards and Prizes	2,000
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	743
General Services	3,664
Repairs and Maintenance	5,033
Financial Assistance/Subsidy	69,779
Taxes, Insurance Premiums and Other Fees	711
Labor and Wages	235
Other Maintenance and Operating Expenses
Advertising Expenses	293
Printing and Publication Expenses	391
Representation Expenses	1,109
Transportation and Delivery Expenses	1,122
Rent/Lease Expenses	339
Membership Dues and Contributions to Organizations	966
Subscription Expenses	20
Other Maintenance and Operating Expenses	6,633

Total Maintenance and Other Operating Expenses	147,397

Total Current Operating Expenditures	378,348

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,825
Machinery and Equipment Outlay	38,478
Furniture, Fixtures and Books Outlay	850

Total Capital Outlays	43,153

TOTAL NEW APPROPRIATIONS	421,501

662	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

L.8. SOUTHERN LEYTE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	512,327,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	59,446,000	₱	13,213,000	₱		₱	72,659,000
Support to Operations				1,586,000				1,586,000
Operations		240,328,000		156,554,000		41,200,000		438,082,000
HIGHER EDUCATION PROGRAM		239,996,000		144,141,000		41,200,000		425,337,000
ADVANCED EDUCATION PROGRAM				580,000				580,000
RESEARCH PROGRAM		332,000		9,242,000				9,574,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,591,000				2,591,000
TOTAL NEW APPROPRIATIONS	₱	299,774,000	₱	171,353,000	₱	41,200,000	₱	512,327,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	33,068,000	₱	13,213,000	₱		₱	46,281,000
Administration of Personnel Benefits		26,378,000						26,378,000
Sub-total, General Administration and Support		59,446,000		13,213,000				72,659,000

Support to Operations
Auxiliary Services				1,586,000				1,586,000

Sub-total, Support to Operations				1,586,000				1,586,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		239,996,000		144,141,000		41,200,000		425,337,000

JANUARY 3, 2022	OFFICIAL GAZETTE	663
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		239,996,000		144,141,000		41,200,000		425,337,000

Provision of Higher Education Services		239,996,000		45,918,000				285,914,000
Project(s)
Locally-Funded Project(s)				98,223,000		41,200,000		139,423,000

Construction of Fish Processing Plant
Facilities, Bontoc Campus						15,000,000		15,000,000
Rehabilitation of Fish Pond with Advanced Pond Facilities, Bontoc Campus						15,000,000		15,000,000
Infrastructure and Smart Campus Development,
Operationalization of Face-to-Face Classes and
Upgrading/Procurement of Equipment				7,100,000		11,200,000		18,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				88,123,000				88,123,000
Higher education research improved to promote economic productivity and innovation		332,000		9,822,000				10,154,000

ADVANCED EDUCATION PROGRAM				580,000				580,000

Provision of Advanced Education Services				580,000				580,000
RESEARCH PROGRAM		332,000		9,242,000				9,574,000

Conduct of Research Services		332,000		9,242,000				9,574,000
Community engagement increased				2,591,000				2,591,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,591,000				2,591,000

Provision of Extension Services				2,591,000				2,591,000

Sub-total, Operations		240,328,000		156,554,000		41,200,000		438,082,000

TOTAL NEW APPROPRIATIONS	₱	299,774,000	₱	171,353,000	₱	41,200,000	₱	512,327,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

664	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Basic Salary	210,473

Total Permanent Positions	210,473

Other Compensation Common to All
Personnel Economic Relief Allowance	11,520
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,880
Honoraria	421
Mid-Year Bonus - Civilian	17,539
Year End Bonus	17,539
Cash Gift	2,400
Productivity Enhancement Incentive	2,400
Step Increment	526

Total Other Compensation Common to All	55,585

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	660
Lump-sum for filling of Positions - Civilian	23,356
Anniversary Bonus - Civilian	654

Total Other Compensation for Specific Groups	24,670

Other Benefits
PAG-IBIG Contributions	576
PhilHealth Contributions	3,466
Employees Compensation Insurance Premiums	576
Terminal Leave	3,022

Total Other Benefits	7,640

Non-Permanent Positions	1,406

Total Personnel Services	299,774

Maintenance and Other Operating Expenses
Travelling Expenses	5,778
Training and Scholarship Expenses	3,935
Supplies and Materials Expenses	12,896
Utility Expenses	14,734
Communication Expenses	8,339
Awards/Rewards and Prizes	413
Survey, Research, Exploration and Development Expenses Confidential, Intelligence and Extraordinary Expenses	1,000
Extraordinary and Miscellaneous Expenses	150
Professional Services	6,765
General Services	5,785
Repairs and Maintenance	8,028
Financial Assistance/Subsidy	88,623
Taxes, Insurance Premiums and Other Fees	2,428
Labor and Wages	955
Other Maintenance and Operating Expenses
Advertising Expenses	68
Printing and Publication Expenses	381

JANUARY 3, 2022	OFFICIAL GAZETTE	665
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	1,602
Transportation and Delivery Expenses	158
Rent/Lease Expenses	101
Membership Dues and Contributions to Organizations	542
Other Maintenance and Operating Expenses	8,672

Total Maintenance and Other Operating Expenses	171,353
Total Current Operating Expenditures	471,127
Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	15,000
Buildings and Other Structures	20,040
Machinery and Equipment Outlay	5,040
Furniture, Fixtures and Books Outlay	1,120

Total Capital Outlays	41,200

TOTAL NEW APPROPRIATIONS	512,327

L.9. UNIVERSITY OF EASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	751,658,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	150,805,000	₱	18,128,000	₱	32,000,000	₱	200,933,000
Support to Operations		6,741,000		5,374,000				12,115,000
Operations		315,694,000		198,916,000		24,000,000		538,610,000

HIGHER EDUCATION PROGRAM		294,602,000		191,903,000		24,000,000		510,505,000
ADVANCED EDUCATION PROGRAM		4,009,000		88,000				4,097,000
RESEARCH PROGRAM		11,784,000		4,370,000				16,154,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,299,000		2,555,000				7,854,000

TOTAL NEW APPROPRIATIONS	₱	473,240,000	₱	222,418,000	₱	56,000,000	₱	751,658,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

666	OFFICIAL GAZETTE	VOL. 118, NO. 1
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PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,181,000	₱	18,128,000	₱		₱	82,309,000
Administration of Personnel Benefits		86,624,000						86,624,000
Project(s)
Locally-Funded Project(s)						32,000,000		32,000,000

Construction of Natural
Production Facility						32,000,000		32,000,000

Sub-total, General Administration and Support		150,805,000		18,128,000		32,000,000		200,933,000

Support to Operations
Auxiliary Services		6,741,000		5,374,000				12,115,000

Sub-total, Support to Operations		6,741,000		5,374,000				12,115,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		294,602,000		191,903,000		24,000,000		510,505,000

HIGHER EDUCATION PROGRAM		294,602,000		191,903,000		24,000,000		510,505,000

Provision of Higher Education Services		282,577,000		23,099,000				305,676,000
Project(s)
Locally-Funded Project(s)		12,025,000		168,804,000		24,000,000		204,829,000

Infrastructure and Smart Campus Development,
Operationalization of Face-to-Face Classes and
Upgrading/Procurement of Equipment				9,500,000		15,000,000		24,500,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				155,329,000				155,329,000
Increase in Carrying Capacity of Nursing and
Allied Health Programs		12,025,000		975,000		9,000,000		22,000,000
Higher education research improved to promote economic productivity and innovation		15,793,000		4,458,000				20,251,000

ADVANCED EDUCATION PROGRAM		4,009,000		88,000				4,097,000

JANUARY 3, 2022	OFFICIAL GAZETTE	667
STATE UNIVERSITIES AND COLLEGES

Provision of Advanced Education Services		4,009,000		88,000				4,097,000
RESEARCH PROGRAM		11,784,000		4,370,000				16,154,000

Conduct of Research Services		11,784,000		4,370,000				16,154,000
Community engagement increased		5,299,000		2,555,000				7,854,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,299,000		2,555,000				7,854,000

Provision of Extension Services		5,299,000		2,555,000				7,854,000

Sub-total, Operations		315,694,000		198,916,000		24,000,000		538,610,000

TOTAL NEW APPROPRIATIONS	₱	473,240,000	₱	222,418,000	₱	56,000,000	₱	751,658,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	287,904

Total Permanent Positions	287,904

Other Compensation Common to All
Personnel Economic Relief Allowance	14,160
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,540
Honoraria	3,225
Mid-Year Bonus - Civilian	23,992
Year End Bonus	23,992
Cash Gift	2,950
Productivity Enhancement Incentive	2,950
Step Increment	720

Total Other Compensation Common to All	75,889

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	426
Lump-sum for filling of Positions - Civilian	82,975
Lump-sum for Personnel Services	12,025

Total Other Compensation for Specific Groups	95,426

Other Benefits
PAG-IBIG Contributions	708
PhilHealth Contributions	4,598
Employees Compensation Insurance Premiums	708
Loyalty Award - Civilian	435
Terminal Leave	3,649

668	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Other Benefits	10,098

Non-Permanent Positions	3,923

Total Personnel Services	473,240

Maintenance and Other Operating Expenses
Travelling Expenses	2,545
Training and Scholarship Expenses	2,192
Supplies and Materials Expenses	7,490
Utility Expenses	4,698
Communication Expenses	1,113
Awards/Rewards and Prizes	203
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	283
Professional Services	340
General Services	7,891
Repairs and Maintenance	10,845
Financial Assistance/Subsidy	155,829
Taxes, Insurance Premiums and Other Fees	793
Labor and Wages	2,668
Other Maintenance and Operating Expenses
Advertising Expenses	591
Printing and Publication Expenses	406
Representation Expenses	2,481
Transportation and Delivery Expenses	337
Rent/Lease Expenses	170
Membership Dues and Contributions to Organizations	1,009
Other Maintenance and Operating Expenses	19,534

Total Maintenance and Other Operating Expenses	222,418

Total Current Operating Expenditures	695,658

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,750
Machinery and Equipment Outlay	15,750
Furniture, Fixtures and Books Outlay	1,500

Total Capital Outlays	56,000

TOTAL NEW APPROPRIATIONS	751,658

L.10. VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,048,572,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	669
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	178,971,000	₱	28,047,000	₱		₱	207,018,000
Support to Operations		15,446,000		19,773,000				35,219,000
Operations		436,666,000		305,710,000		63,959,000		806,335,000

HIGHER EDUCATION PROGRAM		398,430,000		256,303,000		43,959,000		698,692,000
ADVANCED EDUCATION PROGRAM		3,728,000		2,269,000				5,997,000
RESEARCH PROGRAM		28,558,000		37,253,000		20,000,000		85,811,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,950,000		9,885,000				15,835,000

TOTAL NEW APPROPRIATIONS	₱	631,083,000	₱	353,530,000	₱	63,959,000	₱	1,048,572,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	98,288,000	₱	28,047,000	₱		₱	126,335,000
Administration of Personnel Benefits		80,683,000						80,683,000

Sub-total, General Administration and Support		178,971,000		28,047,000				207,018,000

Support to Operations
Auxiliary Services		15,446,000		19,773,000				35,219,000

Sub-total, Support to Operations		15,446,000		19,773,000				35,219,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		398,430,000		256,303,000		43,959,000		698,692,000

HIGHER EDUCATION PROGRAM		398,430,000		256,303,000		43,959,000		698,692,000

Provision of Higher Education Services		395,190,000		130,332,000		10,000,000		535,522,000
Project(s)
Locally-Funded Project(s)		3,240,000		125,971,000		33,959,000		163,170,000

Animal Research and Testing Laboratory						10,000,000		10,000,000
Construction of Marine/Fish Hatchery Building (VSU-Tolosa Campus)						10,000,000		10,000,000

670	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				8,800,000		13,900,000		22,700,000
Futures Thinking Research and Innovations for Food Systems and Food Security				5,000,000				5,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				111,010,000				111,010,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		3,240,000		161,000		59,000		3,460,000
Higher education research improved to promote economic productivity and innovation		32,286,000		39,522,000		20,000,000		91,808,000

ADVANCED EDUCATION PROGRAM		3,728,000		2,269,000				5,997,000

Provision of Advanced Education Services		3,728,000		2,269,000				5,997,000
RESEARCH PROGRAM		28,558,000		37,253,000		20,000,000		85,811,000

Conduct of Research Services		28,558,000		37,253,000		20,000,000		85,811,000
Community engagement increased		5,950,000		9,885,000				15,835,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,950,000		9,885,000				15,835,000

Provision of Extension Services		5,950,000		9,885,000				15,835,000

Sub-total, Operations		436,666,000		305,710,000		63,959,000		806,335,000

TOTAL NEW APPROPRIATIONS	₱	631,083,000	₱	353,530,000	₱	63,959,000	₱	1,048,572,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	401,133

Total Permanent Positions	401,133

Other Compensation Common to All
Personnel Economic Relief Allowance	22,200
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	5,550

JANUARY 3, 2022	OFFICIAL GAZETTE	671
STATE UNIVERSITIES AND COLLEGES

Honoraria	2,629
Mid-Year Bonus - Civilian	33,428
Year End Bonus	33,428
Cash Gift	4,625
Productivity Enhancement Incentive	4,625
Step Increment	1,003

Total Other Compensation Common to All	107,992

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,608
Night Shift Differential Pay	688
Lump-sum for filling of Positions - Civilian	50,988
Lump-sum for Personnel Services	3,240

Total Other Compensation for Specific Groups	56,524

Other Benefits
PAG-IBIG Contributions	1,109
PhilHealth Contributions	6,253
Employees Compensation Insurance Premiums	1,109
Loyalty Award - Civilian	710
Terminal Leave	29,695

Total Other Benefits	38,876

Non-Permanent Positions	26,558

Total Personnel Services	631,083

Maintenance and Other Operating Expenses
Travelling Expenses	9,020
Training and Scholarship Expenses	33,865
Supplies and Materials Expenses	32,972
Utility Expenses	27,600
Communication Expenses	15,316
Awards/Rewards and Prizes	3,357
Survey, Research, Exploration and Development Expenses	30,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	6,306
General Services	30,584
Repairs and Maintenance	20,720
Financial Assistance/Subsidy	111,510
Taxes, Insurance Premiums and Other Fees	5,173
Labor and Wages	5,498
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	1,005
Representation Expenses	4,245
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	920
Subscription Expenses	5,035
Other Maintenance and Operating Expenses	9,706

Total Maintenance and Other Operating Expenses	353,530

672	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Current Operating Expenditures	984,613

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	26,255
Machinery and Equipment Outlay	36,314
Furniture, Fixtures and Books Outlay	1,390

Total Capital Outlays	63,959

TOTAL NEW APPROPRIATIONS	1,048,572

JANUARY 3, 2022	OFFICIAL GAZETTE	673
STATE UNIVERSITIES AND COLLEGES

M. REGION IX - ZAMBOANGA PENINSULA

M.1. BASILAN STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	233,886,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	32,366,000	₱	14,103,000	₱		₱	46,469,000
Operations		48,998,000		85,319,000		53,100,000		187,417,000

HIGHER EDUCATION PROGRAM		48,998,000		83,795,000		53,100,000		185,893,000
RESEARCH PROGRAM				774,000				774,000
TECHNICAL ADVISORY EXTENSION PROGRAM				750,000				750,000

TOTAL NEW APPROPRIATIONS	₱	81,364,000	₱	99,422,000	₱	53,100,000	₱	233,886,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,166,000	₱	14,103,000	₱		₱	34,269,000
Administration of Personnel Benefits		12,200,000						12,200,000

Sub-total, General Administration and Support		32,366,000		14,103,000				46,469,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		48,998,000		83,795,000		53,100,000		185,893,000

HIGHER EDUCATION PROGRAM		48,998,000		83,795,000		53,100,000		185,893,000

Provision of Higher Education Services		48,498,000		16,645,000				65,143,000
Project(s)
Locally-Funded Project(s)		500,000		67,150,000		53,100,000		120,750,000

Infrastructure and Smart Campus Development,

674	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Operationalization of Face-to-Face Classes and
Upgrading/Procurement of Equipment				5,000,000		8,100,000		13,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				53,650,000				53,650,000
Increase in Carrying Capacity of Nursing and
Allied Health Programs		500,000		5,500,000		45,000,000		51,000,000
Higher education research improved to promote economic productivity and innovation				774,000				774,000

RESEARCH PROGRAM				774,000				774,000

Conduct of Research Services				774,000				774,000
Community engagement increased				750,000				750,000

TECHNICAL ADVISORY EXTENSION PROGRAM				750,000				750,000

Provision of Extension Services				750,000				750,000

Sub-total, Operations		48,998,000		85,319,000		53,100,000		187,417,000

TOTAL NEW APPROPRIATIONS	₱	81,364,000	₱	99,422,000	₱	53,100,000	₱	233,886,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	51,502

Total Permanent Positions	51,502

Other Compensation Common to All
Personnel Economic Relief Allowance	3,000
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	750
Honoraria	359
Mid-Year Bonus - Civilian	4,292
Year End Bonus	4,292
Cash Gift	625
Productivity Enhancement Incentive	625
Step Increment	129

JANUARY 3, 2022	OFFICIAL GAZETTE	675
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation Common to All	14,396

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for filling of Positions - Civilian	12,200
Lump-sum for Personnel Services	500

Total Other Compensation for Specific Groups	12,833

Other Benefits
PAG-IBIG Contributions	150
PhilHealth Contributions	850
Employees Compensation Insurance Premiums	150
Loyalty Award - Civilian	55

Total Other Benefits	1,205

Non-Permanent Positions	1,428

Total Personnel Services	81,364

Maintenance and Other Operating Expenses
Travelling Expenses	5,356
Training and Scholarship Expenses	1,557
Supplies and Materials Expenses	8,251
Utility Expenses	2,231
Communication Expenses	630
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
General Services	2,400
Repairs and Maintenance	1,734
Financial Assistance/Subsidy	54,150
Taxes, Insurance Premiums and Other Fees	420
Labor and Wages	7,056
Other Maintenance and Operating Expenses
Advertising Expenses	102
Printing and Publication Expenses	86
Representation Expenses	2,900
Transportation and Delivery Expenses	10
Membership Dues and Contributions to Organizations	219
Other Maintenance and Operating Expenses	11,000

Total Maintenance and Other Operating Expenses	99,422

Total Current Operating Expenditures	180,786

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,645
Machinery and Equipment Outlay	48,645
Furniture, Fixtures and Books Outlay	810

Total Capital Outlays	53,100

676	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

TOTAL NEW APPROPRIATIONS	233,886

M.2. J. H. CERILLES STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	347,193,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	52,122,000	₱	15,330,000	₱		₱	67,452,000
Operations		116,700,000		123,991,000		39,050,000		279,741,000

HIGHER EDUCATION PROGRAM		116,000,000		120,310,000		39,050,000		275,360,000
RESEARCH PROGRAM		300,000		2,712,000				3,012,000
TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		969,000				1,369,000

TOTAL NEW APPROPRIATIONS	₱	168,822,000	₱	139,321,000	₱	39,050,000	₱	347,193,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,418,000	₱	15,330,000	₱		₱	46,748,000
Administration of Personnel Benefits		20,704,000						20,704,000

Sub-total, General Administration and Support		52,122,000		15,330,000				67,452,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		116,000,000		120,310,000		39,050,000		275,360,000

HIGHER EDUCATION PROGRAM		116,000,000		120,310,000		39,050,000		275,360,000

Provision of Higher Education Services		113,384,000		10,601,000				123,985,000
Project(s)
Locally-Funded Project(s)		2,616,000		109,709,000		39,050,000		151,375,000

JANUARY 3, 2022	OFFICIAL GAZETTE	677
STATE UNIVERSITIES AND COLLEGES

Completion of HRM Building with Hostel at Pagadian Campus						15,000,000		15,000,000
Construction of Infirmary Building in the Main Campus						12,000,000		12,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				6,800,000		10,800,000		17,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				98,409,000				98,409,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		2,616,000		1,500,000		1,250,000		5,366,000
Higher education research improved to promote economic productivity and innovation		300,000		2,712,000				3,012,000

RESEARCH PROGRAM		300,000		2,712,000				3,012,000

Conduct of Research Services		300,000		2,712,000				3,012,000
Community engagement increased		400,000		969,000				1,369,000

TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		969,000				1,369,000

Provision of Extension Services		400,000		969,000				1,369,000

Sub-total, Operations		116,700,000		123,991,000		39,050,000		279,741,000

TOTAL NEW APPROPRIATIONS	₱	168,822,000	₱	139,321,000	₱	39,050,000	₱	347,193,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								108,028

Total Permanent Positions								108,028

Other Compensation Common to All
Personnel Economic Relief Allowance								6,216
Representation Allowance								108

678	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Transportation Allowance	108
Clothing and Uniform Allowance	1,554
Honoraria	2,921
Mid-Year Bonus - Civilian	9,002
Year End Bonus	9,002
Cash Gift	1,295
Productivity Enhancement Incentive	1,295
Step Increment	270

Total Other Compensation Common to All	31,771

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	234
Lump-sum for filling of Positions - Civilian	18,835
Lump-sum for Personnel Services	2,616

Total Other Compensation for Specific Groups	21,685

Other Benefits
PAG-IBIG Contributions	310
PhilHealth Contributions	1,741
Employees Compensation Insurance Premiums	310
Loyalty Award - Civilian	140
Terminal Leave	1,869

Total Other Benefits	4,370

Non-Permanent Positions	2,968

Total Personnel Services	168,822

Maintenance and Other Operating Expenses
Travelling Expenses	2,518
Training and Scholarship Expenses	3,043
Supplies and Materials Expenses	7,369
Utility Expenses	4,630
Communication Expenses	3,089
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	1,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	113
Professional Services	1,010
General Services	3,500
Repairs and Maintenance	1,550
Financial Assistance/Subsidy	98,909
Taxes, Insurance Premiums and Other Fees	560
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	146
Representation Expenses	2,563
Transportation and Delivery Expenses	21
Rent/Lease Expenses	60
Membership Dues and Contributions to Organizations	90
Other Maintenance and Operating Expenses	8,800

Total Maintenance and Other Operating Expenses	139,321

JANUARY 3, 2022	OFFICIAL GAZETTE	679
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	308,143

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	31,860
Machinery and Equipment Outlay	6,110
Furniture, Fixtures and Books Outlay	1,080

Total Capital Outlays	39,050

TOTAL NEW APPROPRIATIONS	347,193

M.3. JOSE RIZAL MEMORIAL STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	725,799,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	73,741,000	₱	14,438,000	₱		₱	88,179,000
Operations		284,229,000		305,141,000		48,250,000		637,620,000

HIGHER EDUCATION PROGRAM		284,229,000		292,543,000		48,250,000		625,022,000
RESEARCH PROGRAM				6,171,000				6,171,000
TECHNICAL ADVISORY EXTENSION PROGRAM				6,427,000				6,427,000

TOTAL NEW APPROPRIATIONS	₱	357,970,000	₱	319,579,000	₱	48,250,000	₱	725,799,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	50,112,000	₱	14,438,000	₱		₱	64,550,000
Administration of Personnel Benefits		23,629,000						23,629,000

Sub-total, General Administration and Support		73,741,000		14,438,000				88,179,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and

680	OFFICIAL GAZETTE	VOL. 118, NO. 1
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access of poor but deserving students to quality tertiary education increased	284,229,000	292,543,000	48,250,000	625,022,000

HIGHER EDUCATION PROGRAM	284,229,000	292,543,000	48,250,000	625,022,000

Provision of Higher Education Services	282,979,000	20,435,000	20,500,000	323,914,000
Project(s)
Locally-Funded Project(s)	1,250,000	272,108,000	27,750,000	301,108,000

Renovation and Improvement of Laboratory Building for Infirmary Birthing Facility			4,500,000	4,500,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment		13,900,000	22,000,000	35,900,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000
Free Higher Education		254,458,000		254,458,000
Increase in Carrying Capacity of Nursing and Allied Health Programs	1,250,000	750,000	1,250,000	3,250,000
Higher education research improved to promote economic productivity and innovation		6,171,000		6,171,000

RESEARCH PROGRAM		6,171,000		6,171,000

Conduct of Research Services		4,171,000		4,171,000
Project(s)
Locally-Funded Project(s)		2,000,000		2,000,000

Broiler Production Supplemented with Organic Concoctions: The use of Fermented Plant Juices		2,000,000		2,000,000
Community engagement increased		6,427,000		6,427,000

TECHNICAL ADVISORY EXTENSION PROGRAM		6,427,000		6,427,000

Provision of Extension Services		2,427,000		2,427,000

Project(s)
Locally-Funded Project(s)		4,000,000		4,000,000

Establishment of Integrated Model Organic Farm in the campuses of Tampilisan and Katipunan		4,000,000		4,000,000

JANUARY 3, 2022	OFFICIAL GAZETTE	681
STATE UNIVERSITIES AND COLLEGES

Sub-total, Operations		284,229,000		305,141,000		48,250,000		637,620,000

TOTAL NEW APPROPRIATIONS	₱	357,970,000	₱	319,579,000	₱	48,250,000	₱	725,799,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								258,044

Total Permanent Positions								258,044

Other Compensation Common to All
Personnel Economic Relief Allowance								12,324
Representation Allowance								342
Transportation Allowance								342
Clothing and Uniform Allowance								3,084
Honoraria								535
Mid-Year Bonus - Civilian								21,504
Year End Bonus								21,504
Cash Gift								2,570
Productivity Enhancement Incentive								2,570
Step Increment								645

Total Other Compensation Common to All								65,420

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								47
Lump-sum for filling of Positions - Civilian								22,776
Lump-sum for Personnel Services								1,250

Total Other Compensation for Specific Groups								24,073

Other Benefits
PAG-IBIG Contributions								617
PhilHealth Contributions								3,958
Employees Compensation Insurance Premiums								617
Loyalty Award-Civilian								285
Terminal Leave								853

Total Other Benefits								6,330

Non-Permanent Positions								4,103

Total Personnel Services								357,970

Maintenance and Other Operating Expenses
Travelling Expenses								4,245
Training and Scholarship Expenses								3,640
Supplies and Materials Expenses								12,567

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Utility Expenses	8,812
Communication Expenses	978
Awards/Rewards and Prizes	2,175
Survey, Research, Exploration and Development Expenses	1,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	112
Professional Services	1,563
General Services	6,353
Repairs and Maintenance	3,738
Financial Assistance/Subsidy	254,958
Taxes, Insurance Premiums and Other Fees	816
Labor and Wages	390
Other Maintenance and Operating Expenses
Advertising Expenses	6
Printing and Publication Expenses	127
Representation Expenses	771
Transportation and Delivery Expenses	54
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	95
Subscription Expenses	90
Other Maintenance and Operating Expenses	16,859

Total Maintenance and Other Operating Expenses	319,579

Total Current Operating Expenditures	677,549

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	14,400
Machinery and Equipment Outlay	31,505
Furniture, Fixtures and Books Outlay	2,345

Total Capital Outlays	48,250

TOTAL NEW APPROPRIATIONS	725,799

M.4. WESTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	967,182,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	192,529,000	₱	58,830,000	₱		₱	251,359,000
Support to Operations		929,000		29,000				958,000
Operations		461,707,000		162,058,000		91,100,000		714,865,000

HIGHER EDUCATION PROGRAM		451,990,000		154,666,000		66,100,000		672,756,000
RESEARCH PROGRAM		5,826,000		5,054,000		25,000,000		35,880,000

JANUARY 3, 2022	OFFICIAL GAZETTE	683
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		3,891,000		2,338,000				6,229,000

TOTAL NEW APPROPRIATIONS	₱	655,165,000	₱	220,917,000	₱	91,100,000	₱	967,182,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,468,000	₱	58,830,000	₱		₱	114,298,000
Administration of Personnel Benefits		137,061,000						137,061,000

Sub-total, General Administration and Support		192,529,000		58,830,000				251,359,000

Support to Operations
Auxiliary Services		929,000		29,000				958,000

Sub-total, Support to Operations		929,000		29,000				958,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		451,990,000		154,666,000		66,100,000		672,756,000

HIGHER EDUCATION PROGRAM		451,990,000		154,666,000		66,100,000		672,756,000

Provision of Higher Education Services		442,819,000		29,903,000				472,722,000
Project(s)
Locally-Funded Project(s)		9,171,000		124,763,000		66,100,000		200,034,000

Development of programs for the improvement of the quality of English in the tertiary level				1,500,000		500,000		2,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				11,700,000		18,600,000		30,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Increase in the carrying capacity of the College of Medicine		5,683,000		5,775,000		33,000,000		44,458,000

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Acquisition of Equipment for the Teaching Excellence Training Laboratory						5,000,000		5,000,000
Free Higher Education				100,538,000				100,538,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		3,488,000		2,250,000		9,000,000		14,738,000
Higher education research improved to promote economic productivity and innovation		5,826,000		5,054,000		25,000,000		35,880,000

RESEARCH PROGRAM		5,826,000		5,054,000		25,000,000		35,880,000

Conduct of Research Services		5,826,000		5,054,000				10,880,000
Project(s)
Locally-Funded Project(s)						25,000,000		25,000,000

Construction of the Agriculture Innovation Center						25,000,000		25,000,000
Community engagement increased		3,891,000		2,338,000				6,229,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,891,000		2,338,000				6,229,000

Provision of Extension Services		3,891,000		2,338,000				6,229,000

Sub-total, Operations		461,707,000		162,058,000		91,100,000		714,865,000

TOTAL NEW APPROPRIATIONS	₱	655,165,000	₱	220,917,000	₱	91,100,000	₱	967,182,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	390,810

Total Permanent Positions	390,810

Other Compensation Common to All
Personnel Economic Relief Allowance	19,320
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	4,830
Honoraria	4,726
Mid-Year Bonus - Civilian	32,568
Year End Bonus	32,568
Cash Gift	4,025
Productivity Enhancement Incentive	4,025
Step Increment	977

JANUARY 3, 2022	OFFICIAL GAZETTE	685
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation Common to All	103,603

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	410
Lump-sum for filling of Positions - Civilian	132,517
Lump-sum for Personnel Services	9,171

Total Other Compensation for Specific Groups	142,098

Other Benefits
PAG-IBIG Contributions	967
PhilHealth Contributions	6,285
Employees Compensation Insurance Premiums	967
Loyalty Award - Civilian	335
Terminal Leave	4,544

Total Other Benefits	13,098

Non-Permanent Positions	5,556

Total Personnel Services	655,165

Maintenance and Other Operating Expenses
Travelling Expenses	8,716
Training and Scholarship Expenses	6,081
Supplies and Materials Expenses	9,292
Utility Expenses	19,514
Communication Expenses	7,148
Survey, Research, Exploration and Development Expenses	1,058
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	16,736
General Services	17,066
Repairs and Maintenance	1,055
Financial Assistance/Subsidy	101,093
Taxes, Insurance Premiums and Other Fees	5,817
Labor and Wages	1,249
Other Maintenance and Operating Expenses
Advertising Expenses	575
Printing and Publication Expenses	605
Representation Expenses	1,051
Transportation and Delivery Expenses	325
Membership Dues and Contributions to Organizations	300
Subscription Expenses	648
Other Maintenance and Operating Expenses	22,478

Total Maintenance and Other Operating Expenses	220,917

Total Current Operating Expenditures	876,082

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	58,740
Furniture, Fixtures and Books Outlay	2,360

686	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Capital Outlays	91,100

TOTAL NEW APPROPRIATIONS	967,182

M.5. ZAMBOANGA CITY STATE POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	316,427,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,404,000	₱	42,188,000	₱		₱	73,592,000
Operations		116,855,000		95,780,000		30,200,000		242,835,000

HIGHER EDUCATION PROGRAM		116,259,000		94,332,000		30,200,000		240,791,000
RESEARCH PROGRAM		596,000		374,000				970,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,074,000				1,074,000

TOTAL NEW APPROPRIATIONS	₱	148,259,000	₱	137,968,000	₱	30,200,000	₱	316,427,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,253,000	₱	42,188,000	₱		₱	65,441,000
Administration of Personnel Benefits		8,151,000						8,151,000

Sub-total, General Administration and Support		31,404,000		42,188,000				73,592,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		116,259,000		94,332,000		30,200,000		240,791,000

HIGHER EDUCATION PROGRAM		116,259,000		94,332,000		30,200,000		240,791,000

Provision of Higher Education Services		116,259,000		6,243,000				122,502,000

JANUARY 3, 2022	OFFICIAL GAZETTE	687
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)				88,089,000		30,200,000		118,289,000

Expansion/Upgrading of the Fabrication Laboratory, Innovation and Business Innovation Hub Building						20,000,000		20,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				6,000,000		10,200,000		16,200,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				79,089,000				79,089,000
Higher education research improved to promote economic productivity and innovation		596,000		374,000				970,000

RESEARCH PROGRAM		596,000		374,000				970,000

Conduct of various research activities		596,000		374,000				970,000
Community engagement increased				1,074,000				1,074,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,074,000				1,074,000

Provision of Extension Services				1,074,000				1,074,000

Sub-total, Operations		116,855,000		95,780,000		30,200,000		242,835,000

TOTAL NEW APPROPRIATIONS	₱	148,259,000	₱	137,968,000	₱	30,200,000	₱	316,427,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	105,196

Total Permanent Positions	105,196

Other Compensation Common to All
Personnel Economic Relief Allowance	5,136
Representation Allowance	108
Transportation Allowance	108

688	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Clothing and Uniform Allowance	1,284
Honoraria	4,521
Mid-Year Bonus - Civilian	8,766
Year End Bonus	8,766
Cash Gift	1,070
Productivity Enhancement Incentive	1,070
Step Increment	263

Total Other Compensation Common to All	31,092

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	61
Lump-sum for filling of Positions - Civilian	8,097

Total Other Compensation for Specific Groups	8,158

Other Benefits
PAG-IBIG Contributions	257
PhilHealth Contributions	1,706
Employees Compensation Insurance Premiums	257
Loyalty Award - Civilian	105
Terminal Leave	54

Total Other Benefits	2,379

Non-Permanent Positions	1,434

Total Personnel Services	148,259

Maintenance and Other Operating Expenses
Travelling Expenses	5,972
Training and Scholarship Expenses	5,004
Supplies and Materials Expenses	4,483
Utility Expenses	12,408
Communication Expenses	2,468
Awards/Rewards and Prizes	110
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,299
General Services	11,975
Repairs and Maintenance	1,037
Financial Assistance/Subsidy	79,589
Taxes, Insurance Premiums and Other Fees	855
Labor and Wages	2,600
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	80
Representation Expenses	2,140
Membership Dues and Contributions to Organizations	90
Subscription Expenses	215
Other Maintenance and Operating Expenses	6,500

Total Maintenance and Other Operating Expenses	137,968

Total Current Operating Expenditures	286,227

JANUARY 3, 2022	OFFICIAL GAZETTE	689
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	24,590
Machinery and Equipment Outlay	4,590
Furniture, Fixtures and Books Outlay	1,020

Total Capital Outlays	30,200

TOTAL NEW APPROPRIATIONS	316,427

M.6. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	205,473,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	62,420,000	₱	9,017,000	₱		₱	71,437,000
Operations		88,787,000		40,749,000		4,500,000		134,036,000

HIGHER EDUCATION PROGRAM		88,787,000		38,828,000		4,500,000		132,115,000
RESEARCH PROGRAM				1,045,000				1,045,000
TECHNICAL ADVISORY EXTENSION PROGRAM				876,000				876,000

TOTAL NEW APPROPRIATIONS	₱	151,207,000	₱	49,766,000	₱	4,500,000	₱	205,473,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,109,000	₱	9,017,000	₱		₱	48,126,000
Administration of Personnel Benefits		23,311,000						23,311,000

Sub-total, General Administration and Support		62,420,000		9,017,000				71,437,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		88,787,000		38,828,000		4,500,000		132,115,000

690	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HIGHER EDUCATION PROGRAM		88,787,000		38,828,000		4,500,000		132,115,000

Provision of Higher Education Services		88,787,000		9,133,000				97,920,000
Project(s)
Locally-Funded Project(s)				29,695,000		4,500,000		34,195,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				2,800,000		4,500,000		7,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				23,895,000				23,895,000
Higher education research improved to promote economic productivity and innovation				1,045,000				1,045,000

RESEARCH PROGRAM				1,045,000				1,045,000

Conduct of Research Services				1,045,000				1,045,000
Community engagement increased				876,000				876,000

TECHNICAL ADVISORY EXTENSION PROGRAM				876,000				876,000

Provision of Extension Services				876,000				876,000

Sub-total, Operations		88,787,000		40,749,000		4,500,000		134,036,000

TOTAL NEW APPROPRIATIONS	₱	151,207,000	₱	49,766,000	₱	4,500,000	₱	205,473,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	95,626

Total Permanent Positions	95,626

Other Compensation Common to All
Personnel Economic Relief Allowance	5,760
Representation Allowance	180
Transportation Allowance	180

JANUARY 3, 2022	OFFICIAL GAZETTE	691
STATE UNIVERSITIES AND COLLEGES

Clothing and Uniform Allowance	1,440
Honoraria	502
Mid-Year Bonus - Civilian	7,968
Year End Bonus	7,968
Cash Gift	1,200
Productivity Enhancement Incentive	1,200
Step Increment	239

Total Other Compensation Common to All	26,637

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	25
Lump-sum for filling of Positions - Civilian	23,311

Total Other Compensation for Specific Groups	23,336

Other Benefits
PAG-IBIG Contributions	288
PhilHealth Contributions	1,607
Employees Compensation Insurance Premiums	288
Loyalty Award - Civilian	195

Total Other Benefits	2,378

Non-Permanent Positions	3,230

Total Personnel Services	151,207

Maintenance and Other Operating Expenses
Travelling Expenses	1,871
Training and Scholarship Expenses	3,537
Supplies and Materials Expenses	2,157
Utility Expenses	5,370
Communication Expenses	873
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	650
General Services	449
Repairs and Maintenance	1,247
Financial Assistance/Subsidy	24,395
Taxes, Insurance Premiums and Other Fees	1,362
Labor and Wages	2,500
Other Maintenance and Operating Expenses
Printing and Publication Expenses	147
Membership Dues and Contributions to Organizations	150
Subscription Expenses	181
Other Maintenance and Operating Expenses	3,757

Total Maintenance and Other Operating Expenses	49,766

Total Current Operating Expenditures	200,973

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,025

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Machinery and Equipment Outlay	2,025
Furniture, Fixtures and Books Outlay	450

Total Capital Outlays	4,500

TOTAL NEW APPROPRIATIONS	205,473

JANUARY 3, 2022	OFFICIAL GAZETTE	693
STATE UNIVERSITIES AND COLLEGES

N. REGION X - NORTHERN MINDANAO

N.1. BUKIDNON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	926,309,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	104,977,000	₱	150,241,000	₱		₱	255,218,000
Support to Operations		854,000		5,193,000				6,047,000
Operations		257,021,000		280,473,000		127,550,000		665,044,000

HIGHER EDUCATION PROGRAM		244,354,000		278,080,000		127,550,000		649,984,000
ADVANCED EDUCATION PROGRAM		11,432,000						11,432,000
RESEARCH PROGRAM				1,067,000				1,067,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,235,000		1,326,000				2,561,000

TOTAL NEW APPROPRIATIONS	₱	362,852,000	₱	435,907,000	₱	127,550,000	₱	926,309,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,279,000	₱	150,241,000	₱	₱	174,520,000
Administration of Personnel Benefits		80,698,000					80,698,000

Sub-total, General Administration and Support		104,977,000		150,241,000			255,218,000

Support to Operations
Auxiliary Services		854,000		5,193,000			6,047,000

Sub-total, Support to Operations		854,000		5,193,000			6,047,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		244,354,000		278,080,000	127,550,000		649,984,000

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HIGHER EDUCATION PROGRAM	244,354,000	278,080,000	127,550,000	649,984,000

Provision of Higher Education Services	243,104,000	99,341,000		342,445,000
Project(s)
Locally-Funded Project(s)	1,250,000	178,739,000	127,550,000	307,539,000

Herbarium and Botanical Garden Phase II			8,000,000	8,000,000
Center for Innovation, Teaching and Learning - ICT			5,000,000	5,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment		5,900,000	9,400,000	15,300,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000
Construction of Three-Storey Academic Building with provision for COVID Resiliency-Phase I (Medina Campus)			25,000,000	25,000,000
Construction of Three-Storey Academic Building with provision for COVID Resiliency-Phase 2 (Talisayan Campus)			17,500,000	17,500,000
Construction of Three-Storey Academic Building with provision for COVID Resiliency-Phase 2 (San Fernando Campus)			14,100,000	14,100,000
Construction of Three-Storey Academic Building with provision for COVID Resiliency-Phase 2 (Cabanglasan Campus)			9,400,000	9,400,000
Construction of Three-Storey Academic Building with provision for COVID Resiliency-Phase 2 (Quezon Campus)			9,400,000	9,400,000
Construction of Three-Storey Academic Building with provision for COVID Resiliency-Phase 2 (Damulog Campus)			9,400,000	9,400,000
Construction of Three-Storey Academic Building with provision for COVID Resiliency-Phase 2 (Malitbog Campus)			4,700,000	4,700,000
Construction of Covered Court-Phase 1 (Kalilangan Campus)			3,000,000	3,000,000
Provision of ICT Equipment for the 15 Satellite Campuses			7,500,000	7,500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	695
STATE UNIVERSITIES AND COLLEGES

Acquisition of Equipment for the Teaching Excellence Training Laboratory						5,000,000		5,000,000
Free Higher Education				169,089,000				169,089,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		1,250,000		750,000		150,000		2,150,000
Higher education research improved to promote economic productivity and innovation		11,432,000		1,067,000				12,499,000

ADVANCED EDUCATION PROGRAM		11,432,000						11,432,000

Provision of Advanced Education Services		11,432,000						11,432,000
RESEARCH PROGRAM				1,067,000				1,067,000

Conduct of Research Services				1,067,000				1,067,000
Community engagement increased		1,235,000		1,326,000				2,561,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,235,000		1,326,000				2,561,000

Provision of Extension Services		1,235,000		1,326,000				2,561,000

Sub-total, Operations		257,021,000		280,473,000		127,550,000		665,044,000

TOTAL NEW APPROPRIATIONS	₱	362,852,000	₱	435,907,000	₱	127,550,000	₱	926,309,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	212,047

Total Permanent Positions	212,047

Other Compensation Common to All
Personnel Economic Relief Allowance	11,400
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,850
Honoraria	6,157
Mid-Year Bonus - Civilian	17,670
Year End Bonus	17,670
Cash Gift	2,375
Productivity Enhancement Incentive	2,375
Step Increment	531

Total Other Compensation Common to All	61,508

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Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	80,698
Lump-sum for Personnel Services	1,250

Total Other Compensation for Specific Groups	81,961

Other Benefits
PAG-IBIG Contributions	569
PhilHealth Contributions	3,455
Employees Compensation Insurance Premiums	569
Loyalty Award - Civilian	300

Total Other Benefits	4,893

Non-Permanent Positions	2,443

Total Personnel Services	362,852

Maintenance and Other Operating Expenses
Travelling Expenses	18,901
Training and Scholarship Expenses	12,474
Supplies and Materials Expenses	29,603
Utility Expenses	35,311
Communication Expenses	974
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	350
General Services	118,256
Repairs and Maintenance	6,728
Financial Assistance/Subsidy	169,589
Taxes, Insurance Premiums and Other Fees	8,286
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	1,469
Representation Expenses	2,326
Transportation and Delivery Expenses	162
Membership Dues and Contributions to Organizations	54
Subscription Expenses	994
Other Maintenance and Operating Expenses	29,210

Total Maintenance and Other Operating Expenses	435,907

Total Current Operating Expenditures	798,759

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	104,730
Machinery and Equipment Outlay	21,880
Furniture, Fixtures and Books Outlay	940

Total Capital Outlays	127,550

TOTAL NEW APPROPRIATIONS	926,309

JANUARY 3, 2022	OFFICIAL GAZETTE	697
STATE UNIVERSITIES AND COLLEGES

N.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	134,059,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	19,162,000	₱	6,188,000	₱	21,000,000	₱	46,350,000
Operations		49,094,000		35,415,000		3,200,000		87,709,000

HIGHER EDUCATION PROGRAM		46,317,000		35,415,000		3,200,000		84,932,000
ADVANCED EDUCATION PROGRAM		2,777,000						2,777,000

TOTAL NEW APPROPRIATIONS	₱	68,256,000	₱	41,603,000	₱	24,200,000	₱	134,059,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,608,000	₱	6,188,000	₱		₱	20,796,000
Administration of Personnel Benefits		4,554,000						4,554,000

Project(s)
Locally-Funded Project(s)						21,000,000		21,000,000

Rehabilitation and Refurbishment of Academic Buildings-Main Campus						6,000,000		6,000,000
Completion of Eco-Tourism Building (Hostel) Phase 2 with Furniture and Air conditioning						15,000,000		15,000,000

Sub-total, General Administration and Support		19,162,000		6,188,000		21,000,000		46,350,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		46,317,000		35,415,000		3,200,000		84,932,000

HIGHER EDUCATION PROGRAM		46,317,000		35,415,000		3,200,000		84,932,000

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Provision of Higher Education Services		46,317,000		18,093,000				64,410,000
Project(s)
Locally-Funded Project(s)				17,322,000		3,200,000		20,522,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				2,000,000		3,200,000		5,200,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				12,322,000				12,322,000
Higher education research improved to promote economic productivity and innovation		2,777,000						2,777,000

ADVANCED EDUCATION PROGRAM		2,777,000						2,777,000

Provision of Advanced Education Services		2,777,000						2,777,000

Sub-total, Operations		49,094,000		35,415,000		3,200,000		87,709,000

TOTAL NEW APPROPRIATIONS	₱	68,256,000	₱	41,603,000	₱	24,200,000	₱	134,059,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								48,720

Total Permanent Positions								48,720

Other Compensation Common to All
Personnel Economic Relief Allowance								2,688
Representation Allowance								108
Transportation Allowance								108
Clothing and Uniform Allowance								672
Honoraria								291
Mid-Year Bonus - Civilian								4,060
Year End Bonus								4,060
Cash Gift								560
Productivity Enhancement Incentive								560
Step Increment								122

Total Other Compensation Common to All								13,229

JANUARY 3, 2022	OFFICIAL GAZETTE	699
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	185
Lump-sum for filling of Positions - Civilian	4,554

Total Other Compensation for Specific Groups	4,739

Other Benefits
PAG-IBIG Contributions	135
PhilHealth Contributions	822
Employees Compensation Insurance Premiums	135
Loyalty Award - Civilian	80
Terminal Leave	132

Total Other Benefits	1,304

Non-Permanent Positions	264

Total Personnel Services	68,256

Maintenance and Other Operating Expenses
Travelling Expenses	4,286
Training and Scholarship Expenses	4,198
Supplies and Materials Expenses	3,893
Utility Expenses	3,839
Communication Expenses	1,537
Survey, Research, Exploration and Development Expenses	2,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	884
Repairs and Maintenance	550
Financial Assistance/Subsidy	12,822
Taxes, Insurance Premiums and Other Fees	981
Other Maintenance and Operating Expenses
Representation Expenses	1,978
Membership Dues and Contributions to Organizations	145
Subscription Expenses	286
Other Maintenance and Operating Expenses	3,594

Total Maintenance and Other Operating Expenses	41,603

Total Current Operating Expenditures	109,859

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	22,440
Machinery and Equipment Outlay	1,440
Furniture, Fixtures and Books Outlay	320

Total Capital Outlays	24,200

TOTAL NEW APPROPRIATIONS	134,059

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N.3. CENTRAL MINDANAO UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	929,259,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	114,049,000	₱	96,887,000	₱		₱	210,936,000
Support to Operations		74,139,000		4,608,000				78,747,000
Operations		328,875,000		186,581,000		124,120,000		639,576,000

HIGHER EDUCATION PROGRAM		308,904,000		183,490,000		94,120,000		586,514,000
RESEARCH PROGRAM		10,454,000		1,751,000		30,000,000		42,205,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,517,000		1,340,000				10,857,000

TOTAL NEW APPROPRIATIONS	₱	517,063,000	₱	288,076,000	₱	124,120,000	₱	929,259,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	63,123,000	₱	96,887,000	₱		₱	160,010,000
Administration of Personnel Benefits		50,926,000						50,926,000

Sub-total, General Administration and Support		114,049,000		96,887,000				210,936,000

Support to Operations
Auxiliary Services		74,139,000		4,608,000				78,747,000

Sub-total, Support to Operations		74,139,000		4,608,000				78,747,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		308,904,000		183,490,000		94,120,000		586,514,000

HIGHER EDUCATION PROGRAM		308,904,000		183,490,000		94,120,000		586,514,000

Provision of Higher Education Services		305,770,000		45,439,000				351,209,000

JANUARY 3, 2022	OFFICIAL GAZETTE	701
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)		3,134,000		138,051,000		94,120,000		235,305,000

Enhancement of ICT Enabled Teaching Facilities Project (MITHI)						31,720,000		31,720,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				8,000,000		13,400,000		21,400,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Construction/Completion of Multipurpose Building (Farmer’s Technology Hub)						20,000,000		20,000,000
Free Higher Education				124,430,000				124,430,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		3,134,000		2,621,000		29,000,000		34,755,000
Higher education research improved to promote economic productivity and innovation		10,454,000		1,751,000		30,000,000		42,205,000

RESEARCH PROGRAM		10,454,000		1,751,000		30,000,000		42,205,000

Conduct of Research Services		10,454,000		1,751,000				12,205,000
Project(s)
Locally-Funded Project(s)						30,000,000		30,000,000

Completion of Crop Research Center Building - Phase II						30,000,000		30,000,000
Community engagement increased		9,517,000		1,340,000				10,857,000

TECHNICAL ADVISORY EXTENSION PROGRAM		9,517,000		1,340,000				10,857,000

Provision of Extension Services		9,517,000		1,340,000				10,857,000

Sub-total, Operations		328,875,000		186,581,000		124,120,000		639,576,000

TOTAL NEW APPROPRIATIONS	₱	517,063,000	₱	288,076,000	₱	124,120,000	₱	929,259,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

702	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Permanent Positions
Basic Salary	351,379

Total Permanent Positions	351,379

Other Compensation Common to All
Personnel Economic Relief Allowance	20,256
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	5,064
Honoraria	2,454
Mid-Year Bonus - Civilian	29,281
Year End Bonus	29,281
Cash Gift	4,220
Productivity Enhancement Incentive	4,220
Step Increment	879

Total Other Compensation Common to All	96,159

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,975
Lump-sum for filling of Positions - Civilian	48,667
Lump-sum for Personnel Services	3,134

Total Other Compensation for Specific Groups	53,776

Other Benefits
PAG-IBIG Contributions	1,013
PhilHealth Contributions	5,517
Employees Compensation Insurance Premiums	1,013
Loyalty Award - Civilian	1,175
Terminal Leave	2,259

Total Other Benefits	10,977

Non-Permanent Positions	4,772

Total Personnel Services	517,063

Maintenance and Other Operating Expenses
Travelling Expenses	12,802
Training and Scholarship Expenses	37,872
Supplies and Materials Expenses	35,125
Utility Expenses	18,737
Communication Expenses	2,513
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	310
Professional Services	875
General Services	15,055
Repairs and Maintenance	19,407
Financial Assistance/Subsidy	124,930
Taxes, Insurance Premiums and Other Fees	1,577
Other Maintenance and Operating Expenses

JANUARY 3, 2022	OFFICIAL GAZETTE	703
STATE UNIVERSITIES AND COLLEGES

Advertising Expenses	111
Printing and Publication Expenses	221
Representation Expenses	310
Membership Dues and Contributions to Organizations	209
Other Maintenance and Operating Expenses	17,022

Total Maintenance and Other Operating Expenses	288,076

Total Current Operating Expenditures	805,139

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	56,030
Machinery and Equipment Outlay	66,750
Furniture, Fixtures and Books Outlay	1,340

Total Capital Outlays	124,120

TOTAL NEW APPROPRIATIONS	929,259

N.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,337,886,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	180,340,000	₱	77,859,000	₱		₱	258,199,000
Support to Operations		20,467,000		100,405,000		44,500,000		165,372,000
Operations		628,133,000		224,182,000		62,000,000		914,315,000

HIGHER EDUCATION PROGRAM		582,484,000		158,625,000		12,000,000		753,109,000
ADVANCED EDUCATION PROGRAM		25,174,000		1,662,000				26,836,000
RESEARCH PROGRAM		14,336,000		50,408,000		50,000,000		114,744,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,139,000		13,487,000				19,626,000

TOTAL NEW APPROPRIATIONS	₱	828,940,000	₱	402,446,000	₱	106,500,000	₱	1,337,886,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

704	OFFICIAL GAZETTE	VOL. 118, NO. 1
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PROGRAMS
General Administration and Support
General Management and Supervision	₱	66,954,000	₱	77,859,000	₱		₱	144,813,000
Administration of Personnel Benefits		113,386,000						113,386,000

Sub-total, General Administration and Support		180,340,000		77,859,000				258,199,000

Support to Operations
Auxiliary Services		20,467,000		100,405,000		44,500,000		165,372,000

Sub-total, Support to Operations		20,467,000		100,405,000		44,500,000		165,372,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		582,484,000		158,625,000		12,000,000		753,109,000

HIGHER EDUCATION PROGRAM		582,484,000		158,625,000		12,000,000		753,109,000

Provision of Higher Education Services		577,484,000		73,814,000				651,298,000
Project(s)
Locally-Funded Project(s)		5,000,000		84,811,000		12,000,000		101,811,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				6,000,000		10,500,000		16,500,000
Futures Thinking Research and Artificial Intelligence Applications				5,000,000				5,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				71,811,000				71,811,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		5,000,000		1,000,000		1,500,000		7,500,000
Higher education research improved to promote economic productivity and innovation		39,510,000		52,070,000		50,000,000		141,580,000

ADVANCED EDUCATION PROGRAM		25,174,000		1,662,000				26,836,000

Provision of Advanced Education Services		25,174,000		1,662,000				26,836,000
RESEARCH PROGRAM		14,336,000		50,408,000		50,000,000		114,744,000

Conduct of Research Services		14,336,000		50,408,000		50,000,000		114,744,000
Community engagement increased		6,139,000		13,487,000				19,626,000

JANUARY 3, 2022	OFFICIAL GAZETTE	705
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		6,139,000		13,487,000				19,626,000

Provision of Extension Services		6,139,000		13,487,000				19,626,000

Sub-total, Operations		628,133,000		224,182,000		62,000,000		914,315,000

TOTAL NEW APPROPRIATIONS	₱	828,940,000	₱	402,446,000	₱	106,500,000	₱	1,337,886,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	565,036

Total Permanent Positions	565,036

Other Compensation Common to All
Personnel Economic Relief Allowance	18,648
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	4,662
Honoraria	1,243
Mid-Year Bonus - Civilian	47,087
Year End Bonus	47,087
Cash Gift	3,885
Productivity Enhancement Incentive	3,885
Step Increment	1,413

Total Other Compensation Common to All	128,870

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	166
Lump-sum for filling of Positions - Civilian	101,183
Lump-sum for Personnel Services	5,000
Lump-sum for NBC 308	3,000

Total Other Compensation for Specific Groups	109,349

Other Benefits
PAG-IBIG Contributions	931
PhilHealth Contributions	7,452
Employees Compensation Insurance Premiums	931
Loyalty Award - Civilian	715
Terminal Leave	12,203

Total Other Benefits	22,232

Non-Permanent Positions	3,453

706	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Personnel Services	828,940

Maintenance and Other Operating Expenses
Travelling Expenses	12,900
Training and Scholarship Expenses	41,063
Supplies and Materials Expenses	26,513
Utility Expenses	40,970
Communication Expenses	13,233
Awards/Rewards and Prizes	11,260
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	33,181
General Services	71,033
Repairs and Maintenance	20,426
Financial Assistance/Subsidy	72,311
Taxes, Insurance Premiums and Other Fees	7,905
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,363
Representation Expenses	3,691
Transportation and Delivery Expenses	50
Rent/Lease Expenses	209
Membership Dues and Contributions to Organizations	302
Subscription Expenses	9,552
Other Maintenance and Operating Expenses	30,304

Total Maintenance and Other Operating Expenses	402,446

Total Current Operating Expenditures	1,231,386

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,725
Machinery and Equipment Outlay	100,725
Furniture, Fixtures and Books Outlay	1,050

Total Capital Outlays	106,500

TOTAL NEW APPROPRIATIONS	1,337,886

N.5. NORTHERN BUKIDNON STATE COLLEGE

For operations, including locally-funded project(s), as indicated hereunder	₱	198,422,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations	₱32,662,000	₱	163,660,000	₱	2,100,000	₱	198,422,000

JANUARY 3, 2022	OFFICIAL GAZETTE	707
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		32,662,000		163,660,000		2,100,000		198,422,000

TOTAL NEW APPROPRIATIONS	₱	32,662,000	₱	163,660,000	₱	2,100,000	₱	198,422,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	₱	32,662,000	₱	163,660,000	₱	2,100,000	₱	198,422,000

HIGHER EDUCATION PROGRAM		32,662,000		163,660,000		2,100,000		198,422,000

Provision of Higher Education Services		32,662,000		118,560,000				151,222,000
Project(s)
Locally-Funded Project(s)				45,100,000		2,100,000		47,200,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				1,300,000		2,100,000		3,400,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				40,800,000				40,800,000

Sub-total, Operations		32,662,000		163,660,000		2,100,000		198,422,000

TOTAL NEW APPROPRIATIONS	₱	32,662,000	₱	163,660,000	₱	2,100,000	₱	198,422,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,812

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Total Permanent Positions	24,812

Other Compensation Common to All
Personnel Economic Relief Allowance	1,560
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	390
Mid-Year Bonus - Civilian	2,068
Year End Bonus	2,068
Cash Gift	325
Productivity Enhancement Incentive	325

Total Other Compensation Common to All	7,240

Other Benefits
PAG-IBIG Contributions	78
PhilHealth Contributions	454
Employees Compensation Insurance Premiums	78

Total Other Benefits	610

Total Personnel Services	32,662

Maintenance and Other Operating Expenses
Travelling Expenses	1,500
Training and Scholarship Expenses	2,000
Supplies and Materials Expenses	49,130
Utility Expenses	5,500
Communication Expenses	1,100
Awards/Rewards and Prizes	300
Survey, Research, Exploration and Development Expenses	19,880
Repairs and Maintenance	7,450
Financial Assistance/Subsidy	41,300
Labor and Wages	10,000
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	1,000
Membership Dues and Contributions to Organizations	500
Subscription Expenses	21,000
Other Maintenance and Operating Expenses	2,800

Total Maintenance and Other Operating Expenses	163,660

Total Current Operating Expenditures	196,322

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	945
Machinery and Equipment Outlay	945
Furniture, Fixtures and Books Outlay	210

Total Capital Outlays	2,100

TOTAL NEW APPROPRIATIONS	198,422

JANUARY 3, 2022	OFFICIAL GAZETTE	709
STATE UNIVERSITIES AND COLLEGES

N.6. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	225,806,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,223,000	₱	14,587,000	₱		₱	35,810,000
Operations		47,805,000		137,191,000		5,000,000		189,996,000

HIGHER EDUCATION PROGRAM		47,338,000		133,711,000		5,000,000		186,049,000
RESEARCH PROGRAM		467,000		2,998,000				3,465,000
TECHNICAL ADVISORY EXTENSION PROGRAM				482,000				482,000

TOTAL NEW APPROPRIATIONS	₱	69,028,000	₱	151,778,000	₱	5,000,000	₱	225,806,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,183,000	₱	14,587,000	₱		₱	26,770,000
Administration of Personnel Benefits		9,040,000						9,040,000

Sub-total, General Administration and Support		21,223,000		14,587,000				35,810,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		47,338,000		133,711,000		5,000,000		186,049,000

HIGHER EDUCATION PROGRAM		47,338,000		133,711,000		5,000,000		186,049,000

Provision of Higher Education Services		47,338,000		2,059,000				49,397,000
Project(s)
Locally-Funded Project(s)				131,652,000		5,000,000		136,652,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				3,200,000		5,000,000		8,200,000

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Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				125,452,000				125,452,000
Higher education research improved to promote economic productivity and innovation		467,000		2,998,000				3,465,000

RESEARCH PROGRAM		467,000		2,998,000				3,465,000

Conduct of Research Services		467,000		2,998,000				3,465,000
Community engagement increased				482,000				482,000

TECHNICAL ADVISORY EXTENSION PROGRAM				482,000				482,000

Provision of Extension Services				482,000				482,000

Sub-total, Operations		47,805,000		137,191,000		5,000,000		189,996,000

TOTAL NEW APPROPRIATIONS	₱	69,028,000	₱	151,778,000	₱	5,000,000	₱	225,806,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	46,050

Total Permanent Positions	46,050

Other Compensation Common to All
Personnel Economic Relief Allowance	2,712
Clothing and Uniform Allowance	678
Honoraria	95
Mid-Year Bonus - Civilian	3,838
Year End Bonus	3,838
Cash Gift	565
Productivity Enhancement Incentive	565
Step Increment	115

Total Other Compensation Common to All	12,406

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15
Lump-sum for filling of Positions - Civilian	9,040

JANUARY 3, 2022	OFFICIAL GAZETTE	711
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation for Specific Groups	9,055

Other Benefits
PAG-IBIG Contributions	135
PhilHealth Contributions	782
Employees Compensation Insurance Premiums	135

Total Other Benefits	1,052

Non-Permanent Positions	465

Total Personnel Services	69,028

Maintenance and Other Operating Expenses
Travelling Expenses	1,757
Training and Scholarship Expenses	3,461
Supplies and Materials Expenses	1,982
Utility Expenses	8,668
Communication Expenses	186
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	112
Professional Services	758
General Services	2,790
Repairs and Maintenance	478
Financial Assistance/Subsidy	125,952
Taxes, Insurance Premiums and Other Fees	100
Labor and Wages	49
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	259
Representation Expenses	124
Membership Dues and Contributions to Organizations	52
Subscription Expenses	10
Other Maintenance and Operating Expenses	4,030

Total Maintenance and Other Operating Expenses	151,778

Total Current Operating Expenditures	220,806

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,250
Machinery and Equipment Outlay	2,250
Furniture, Fixtures and Books Outlay	500

Total Capital Outlays	5,000

TOTAL NEW APPROPRIATIONS	225,806

N.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	864,254,000

New Appropriations, by Program

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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	54,054,000	₱	33,710,000	₱		₱	87,764,000
Support to Operations		10,953,000		1,645,000				12,598,000
Operations		249,174,000		428,418,000		86,300,000		763,892,000

HIGHER EDUCATION PROGRAM		236,370,000		423,198,000		86,300,000		745,868,000
ADVANCED EDUCATION PROGRAM		9,358,000		1,942,000				11,300,000
RESEARCH PROGRAM		3,096,000		2,265,000				5,361,000
TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		1,013,000				1,363,000

TOTAL NEW APPROPRIATIONS	₱	314,181,000	₱	463,773,000	₱	86,300,000	₱	864,254,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,638,000	₱	33,710,000	₱		₱	60,348,000
Administration of Personnel Benefits		27,416,000						27,416,000

Sub-total, General Administration and Support		54,054,000		33,710,000				87,764,000

Support to Operations
Auxiliary Services		10,953,000		1,645,000				12,598,000

Sub-total, Support to Operations		10,953,000		1,645,000				12,598,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		236,370,000		423,198,000		86,300,000		745,868,000

HIGHER EDUCATION PROGRAM		236,370,000		423,198,000		86,300,000		745,868,000

Provision of Higher Education Services		231,370,000		22,458,000				253,828,000
Project(s)

JANUARY 3, 2022	OFFICIAL GAZETTE	713
STATE UNIVERSITIES AND COLLEGES

Locally-Funded Project(s)		5,000,000		400,740,000		86,300,000		492,040,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				10,300,000		16,300,000		26,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Completion of Sports Complex and Residences						50,000,000		50,000,000
Free Higher Education				382,440,000				382,440,000
Operational Requirements of USTSP, Villanueva Campus		5,000,000		5,000,000		20,000,000		30,000,000
Higher education research improved to promote economic productivity and innovation		12,454,000		4,207,000				16,661,000

ADVANCED EDUCATION PROGRAM		9,358,000		1,942,000				11,300,000

Provision of Advanced Education Services		9,358,000		1,942,000				11,300,000
RESEARCH PROGRAM		3,096,000		2,265,000				5,361,000

Conduct of Research Services		3,096,000		2,265,000				5,361,000
Community engagement increased		350,000		1,013,000				1,363,000

TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		1,013,000				1,363,000

Provision of Extension Services		350,000		1,013,000				1,363,000

Sub-total, Operations		249,174,000		428,418,000		86,300,000		763,892,000

TOTAL NEW APPROPRIATIONS	₱	314,181,000	₱	463,773,000	₱	86,300,000	₱	864,254,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	208,463

Total Permanent Positions	208,463

Other Compensation Common to All
Personnel Economic Relief Allowance	10,536

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Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	2,634
Honoraria	11,183
Mid-Year Bonus - Civilian	17,372
Year End Bonus	17,372
Cash Gift	2,195
Productivity Enhancement Incentive	2,195
Step Increment	521

Total Other Compensation Common to All	64,692

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	60
Lump-sum for filling of Positions - Civilian	25,100
Lump-sum for Personnel Services	5,000

Total Other Compensation for Specific Groups	30,160

Other Benefits
PAG-IBIG Contributions	527
PhilHealth Contributions	3,319
Employees Compensation Insurance Premiums	527
Terminal Leave	2,316

Total Other Benefits	6,689

Non-Permanent Positions	4,177

Total Personnel Services	314,181

Maintenance and Other Operating Expenses
Travelling Expenses	7,045
Training and Scholarship Expenses	5,863
Supplies and Materials Expenses	6,274
Utility Expenses	23,253
Communication Expenses	1,267
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	342
Professional Services	2,225
General Services	5,049
Repairs and Maintenance	7,306
Financial Assistance/Subsidy	382,940
Taxes, Insurance Premiums and Other Fees	1,330
Other Maintenance and Operating Expenses
Advertising Expenses	340
Printing and Publication Expenses	360
Representation Expenses	1,032
Transportation and Delivery Expenses	456
Rent/Lease Expenses	149
Membership Dues and Contributions to Organizations	170
Subscription Expenses	260
Other Maintenance and Operating Expenses	16,112

Total Maintenance and Other Operating Expenses	463,773

JANUARY 3, 2022	OFFICIAL GAZETTE	715
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	777,954

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	77,335
Machinery and Equipment Outlay	7,335
Furniture, Fixtures and Books Outlay	1,630

Total Capital Outlays	86,300

TOTAL NEW APPROPRIATIONS	864,254

N.8. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	190,372,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	22,000,000	₱	32,055,000	₱		₱	54,055,000
Operations		48,232,000		84,985,000		3,100,000		136,317,000

HIGHER EDUCATION PROGRAM		48,232,000		82,241,000		3,100,000		133,573,000
RESEARCH PROGRAM				2,030,000				2,030,000
TECHNICAL ADVISORY EXTENSION PROGRAM				714,000				714,000

TOTAL NEW APPROPRIATIONS	₱	70,232,000	₱	117,040,000	₱	3,100,000	₱	190,372,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,332,000	₱	32,055,000	₱	₱	44,387,000
Administration of Personnel Benefits		9,668,000					9,668,000

Sub-total, General Administration and Support		22,000,000		32,055,000			54,055,000

Operations

716	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		48,232,000		82,241,000		3,100,000		133,573,000

HIGHER EDUCATION PROGRAM		48,232,000		82,241,000		3,100,000		133,573,000

Provision of Higher Education Services		48,232,000		2,937,000				51,169,000
Project(s)
Locally-Funded Project(s)				79,304,000		3,100,000		82,404,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				2,000,000		3,100,000		5,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				74,304,000				74,304,000
Higher education research improved to promote economic productivity and innovation				2,030,000				2,030,000

RESEARCH PROGRAM				2,030,000				2,030,000

Conduct of Research Services				2,030,000				2,030,000
Community engagement increased				714,000				714,000

TECHNICAL ADVISORY EXTENSION PROGRAM				714,000				714,000

Provision of Extension Services				714,000				714,000

Sub-total, Operations		48,232,000		84,985,000		3,100,000		136,317,000

TOTAL NEW APPROPRIATIONS	₱	70,232,000	₱	117,040,000	₱	3,100,000	₱	190,372,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	44,767

Total Permanent Positions	44,767

Other Compensation Common to All

JANUARY 3, 2022	OFFICIAL GAZETTE	717
STATE UNIVERSITIES AND COLLEGES

Personnel Economic Relief Allowance	1,632
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	408
Honoraria	2,500
Mid-Year Bonus - Civilian	3,731
Year End Bonus	3,731
Cash Gift	340
Productivity Enhancement Incentive	340
Step Increment	112

Total Other Compensation Common to All	12,914

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	42
Lump-sum for filling of Positions - Civilian	9,015

Total Other Compensation for Specific Groups	9,057

Other Benefits
PAG-IBIG Contributions	81
PhilHealth Contributions	658
Employees Compensation Insurance Premiums	81
Loyalty Award - Civilian	40
Terminal Leave	653

Total Other Benefits	1,513

Non-Permanent Positions	1,981

Total Personnel Services	70,232

Maintenance and Other Operating Expenses
Travelling Expenses	4,920
Training and Scholarship Expenses	2,570
Supplies and Materials Expenses	11,770
Utility Expenses	5,400
Communication Expenses	1,000
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	1,424
General Services	3,678
Repairs and Maintenance	2,600
Financial Assistance/Subsidy	74,804
Taxes, Insurance Premiums and Other Fees	1,000
Other Maintenance and Operating Expenses
Advertising Expenses	800
Printing and Publication Expenses	150
Representation Expenses	537
Transportation and Delivery Expenses	50
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	120
Other Maintenance and Operating Expenses	4,000

Total Maintenance and Other Operating Expenses	117,040

718	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Current Operating Expenditures	187,272

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,395
Machinery and Equipment Outlay	1,395
Furniture, Fixtures and Books Outlay	310

Total Capital Outlays	3,100

TOTAL NEW APPROPRIATIONS	190,372

JANUARY 3, 2022	OFFICIAL GAZETTE	719
STATE UNIVERSITIES AND COLLEGES

O. REGION XI - DAVAO

O.1. COMPOSTELA VALLEY STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	169,468,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,517,000	₱	5,453,000	₱		₱	16,970,000
Operations		31,485,000		88,413,000		32,600,000		152,498,000

HIGHER EDUCATION PROGRAM		31,485,000		87,196,000		32,600,000		151,281,000
RESEARCH PROGRAM				819,000				819,000
TECHNICAL ADVISORY EXTENSION PROGRAM				398,000				398,000

TOTAL NEW APPROPRIATIONS	₱	43,002,000	₱	93,866,000	₱	32,600,000	₱	169,468,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	3,959,000	₱	5,453,000	₱		₱	9,412,000
Administration of Personnel Benefits		7,558,000						7,558,000

Sub-total, General Administration and Support		11,517,000		5,453,000				16,970,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		31,485,000		87,196,000		32,600,000		151,281,000

HIGHER EDUCATION PROGRAM		31,485,000		87,196,000		32,600,000		151,281,000

Provision of Higher Education Services		31,485,000		9,291,000		22,000,000		62,776,000
Project(s)

720	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Locally-Funded Project(s)				77,905,000		10,600,000		88,505,000

Construction and Equipping of Pest & Disease Diagnostic Laboratory in Maragusan Campus						2,000,000		2,000,000
Construction and Equipping of Tissue Laboratory in Compostela Main Campus						2,000,000		2,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				4,200,000		6,600,000		10,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				70,705,000				70,705,000
Higher education research improved to promote economic productivity and innovation				819,000				819,000

RESEARCH PROGRAM				819,000				819,000

Conduct of Research Services				819,000				819,000
Community engagement increased				398,000				398,000

TECHNICAL ADVISORY EXTENSION PROGRAM				398,000				398,000

Provision of Extension Services				398,000				398,000

Sub-total, Operations		31,485,000		88,413,000		32,600,000		152,498,000

TOTAL NEW APPROPRIATIONS	₱	43,002,000	₱	93,866,000	₱	32,600,000	₱	169,468,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,950

Total Permanent Positions	26,950

Other Compensation Common to All
Personnel Economic Relief Allowance	1,800
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	450

JANUARY 3, 2022	OFFICIAL GAZETTE	721
STATE UNIVERSITIES AND COLLEGES

Honoraria	72
Mid-Year Bonus - Civilian	2,246
Year End Bonus	2,246
Cash Gift	375
Productivity Enhancement Incentive	375
Step Increment	67

Total Other Compensation Common to All	7,835

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	21
Lump-sum for filling of Positions - Civilian	7,558

Total Other Compensation for Specific Groups	7,579

Other Benefits
PAG-IBIG Contributions	90
PhilHealth Contributions	458
Employees Compensation Insurance Premiums	90

Total Other Benefits	638

Total Personnel Services	43,002

Maintenance and Other Operating Expenses
Travelling Expenses	1,007
Training and Scholarship Expenses	2,072
Supplies and Materials Expenses	3,069
Utility Expenses	4,790
Communication Expenses	3,539
Awards/Rewards and Prizes	75
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	308
General Services	182
Repairs and Maintenance	900
Financial Assistance/Subsidy	71,205
Taxes, Insurance Premiums and Other Fees	120
Other Maintenance and Operating Expenses
Printing and Publication Expenses	177
Representation Expenses	235
Membership Dues and Contributions to Organizations	107
Subscription Expenses	50
Other Maintenance and Operating Expenses	4,894

Total Maintenance and Other Operating Expenses	93,866

Total Current Operating Expenditures	136,868

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	6,970
Machinery and Equipment Outlay	24,970
Furniture, Fixtures and Books Outlay	660

722	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Capital Outlays	32,600

TOTAL NEW APPROPRIATIONS	169,468

O.2. DAVAO DEL NORTE STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	216,127,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	24,727,000	₱	3,342,000	₱	15,000,000	₱	43,069,000
Operations		58,250,000		99,208,000		15,600,000		173,058,000

HIGHER EDUCATION PROGRAM		58,110,000		98,263,000		5,600,000		161,973,000
ADVANCED EDUCATION PROGRAM		140,000						140,000
RESEARCH PROGRAM				676,000		10,000,000		10,676,000
TECHNICAL ADVISORY EXTENSION PROGRAM				269,000				269,000

TOTAL NEW APPROPRIATIONS	₱	82,977,000	₱	102,550,000	₱	30,600,000	₱	216,127,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,743,000	₱	3,342,000	₱		₱	23,085,000
Administration of Personnel Benefits		4,984,000						4,984,000
Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Construction and Installation of DNSC-DJAL Water System						15,000,000		15,000,000

Sub-total, General Administration and Support		24,727,000		3,342,000		15,000,000		43,069,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and

JANUARY 3, 2022	OFFICIAL GAZETTE	723
STATE UNIVERSITIES AND COLLEGES

access of poor but deserving students to quality tertiary education increased		58,110,000		98,263,000		5,600,000		161,973,000

HIGHER EDUCATION PROGRAM		58,110,000		98,263,000		5,600,000		161,973,000

Provision of Higher Education Services		58,110,000		11,726,000				69,836,000
Project(s)
Locally-Funded Project(s)				86,537,000		5,600,000		92,137,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				3,500,000		5,600,000		9,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				80,037,000				80,037,000
Higher education research improved to promote economic productivity and innovation		140,000		676,000		10,000,000		10,816,000

ADVANCED EDUCATION PROGRAM		140,000						140,000

Provision of Advanced Education Services		140,000						140,000
RESEARCH PROGRAM				676,000		10,000,000		10,676,000

Conduct of Research Services				676,000				676,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Rehabilitation of DNSC Fresh Water Hatchery and Installation of Water System						10,000,000		10,000,000
Community engagement increased				269,000				269,000

TECHNICAL ADVISORY EXTENSION PROGRAM				269,000				269,000

Provision of Extension Services				269,000				269,000

Sub-total, Operations		58,250,000		99,208,000		15,600,000		173,058,000

TOTAL NEW APPROPRIATIONS	₱	82,977,000	₱	102,550,000	₱	30,600,000	₱	216,127,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

724	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	59,480

Total Permanent Positions	59,480

Other Compensation Common to All
Personnel Economic Relief Allowance	3,384
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	846
Honoraria	321
Mid-Year Bonus - Civilian	4,957
Year End Bonus	4,957
Cash Gift	705
Productivity Enhancement Incentive	705
Step Increment	149

Total Other Compensation Common to All	16,384

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15
Lump-sum for filling of Positions - Civilian	4,735

Total Other Compensation for Specific Groups	4,750

Other Benefits
PAG-IBIG Contributions	169
PhilHealth Contributions	967
Employees Compensation Insurance Premiums	169
Loyalty Award - Civilian	120
Terminal Leave	249

Total Other Benefits	1,674

Non-Permanent Positions	689

Total Personnel Services	82,977

Maintenance and Other Operating Expenses
Travelling Expenses	430
Training and Scholarship Expenses	1,370
Supplies and Materials Expenses	1,068
Utility Expenses	8,158
Communication Expenses	985
Awards/Rewards and Prizes	10
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	145
General Services	320
Repairs and Maintenance	610

JANUARY 3, 2022	OFFICIAL GAZETTE	725
STATE UNIVERSITIES AND COLLEGES

Financial Assistance/Subsidy	80,537
Taxes, Insurance Premiums and Other Fees	140
Other Maintenance and Operating Expenses
Printing and Publication Expenses	25
Representation Expenses	305
Transportation and Delivery Expenses	95
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	45
Other Maintenance and Operating Expenses	7,127

Total Maintenance and Other Operating Expenses	102,550

Total Current Operating Expenditures	185,527

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	18,000
Buildings and Other Structures	9,520
Machinery and Equipment Outlay	2,520
Furniture, Fixtures and Books Outlay	560

Total Capital Outlays	30,600

TOTAL NEW APPROPRIATIONS	216,127

O.3. DAVAO DEL SUR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	203,190,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	51,840,000	₱	5,872,000	₱		₱	57,712,000
Operations		33,425,000		76,053,000		36,000,000		145,478,000

HIGHER EDUCATION PROGRAM		33,425,000		73,719,000		11,000,000		118,144,000
RESEARCH PROGRAM				1,434,000		15,000,000		16,434,000
TECHNICAL ADVISORY EXTENSION PROGRAM				900,000		10,000,000		10,900,000

TOTAL NEW APPROPRIATIONS	₱	85,265,000	₱	81,925,000	₱	36,000,000	₱	203,190,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

726	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,189,000	₱	5,872,000	₱		₱	14,061,000
Administration of Personnel Benefits		43,651,000						43,651,000

Sub-total, General Administration and Support		51,840,000		5,872,000				57,712,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		33,425,000		73,719,000		11,000,000		118,144,000

HIGHER EDUCATION PROGRAM		33,425,000		73,719,000		11,000,000		118,144,000

Provision of Higher Education Services		33,425,000		8,490,000				41,915,000
Project(s)
Locally-Funded Project(s)				65,229,000		11,000,000		76,229,000

Upgrading of Coffee Cupping Laboratory (Coffee Innovation Center with Interactive Learning and Training Hub)						5,000,000		5,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				3,800,000		6,000,000		9,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				58,429,000				58,429,000
Higher education research improved to promote economic productivity and innovation				1,434,000		15,000,000		16,434,000

RESEARCH PROGRAM				1,434,000		15,000,000		16,434,000

Conduct of Research Services				1,434,000				1,434,000
Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Establishment of Cacao Sensory and Isotope Laboratory						15,000,000		15,000,000

Community engagement increased				900,000		10,000,000		10,900,000

TECHNICAL ADVISORY EXTENSION PROGRAM				900,000		10,000,000		10,900,000

JANUARY 3, 2022	OFFICIAL GAZETTE	727
STATE UNIVERSITIES AND COLLEGES

Provision of Extension Services				900,000				900,000

Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Establishment of IP Farmers’ Field Schools for Environmental Conservation						10,000,000		10,000,000

Sub-total, Operations		33,425,000		76,053,000		36,000,000		145,478,000

TOTAL NEW APPROPRIATIONS	₱	85,265,000	₱	81,925,000	₱	36,000,000	₱	203,190,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,467

Total Permanent Positions	32,467

Other Compensation Common to All
Personnel Economic Relief Allowance	1,656
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	414
Mid-Year Bonus - Civilian	2,705
Year End Bonus	2,705
Cash Gift	345
Productivity Enhancement Incentive	345
Step Increment	81

Total Other Compensation Common to All	8,455

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	43,651

Total Other Compensation for Specific Groups	43,651

Other Benefits
PAG-IBIG Contributions	83
PhilHealth Contributions	526
Employees Compensation Insurance Premiums	83

Total Other Benefits	692

Total Personnel Services	85,265

728	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	1,290
Training and Scholarship Expenses	2,228
Supplies and Materials Expenses	4,534
Utility Expenses	3,054
Communication Expenses	1,603
Awards/Rewards and Prizes	103
Survey, Research, Exploration and Development Expenses	1,474
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	354
General Services	133
Repairs and Maintenance	1,941
Financial Assistance/Subsidy	58,929
Labor and Wages	212
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	248
Subscription Expenses	50
Other Maintenance and Operating Expenses	5,555

Total Maintenance and Other Operating Expenses	81,925

Total Current Operating Expenditures	167,190

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	32,700
Machinery and Equipment Outlay	2,700
Furniture, Fixtures and Books Outlay	600

Total Capital Outlays	36,000

TOTAL NEW APPROPRIATIONS	203,190

O.4. DAVAO ORIENTAL STATE UNIVERSITY

(DAVAO ORIENTAL STATE COLLEGE OF SCIENCE AND TECHNOLOGY)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	293,812,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	29,910,000	₱	6,567,000	₱		₱	36,477,000
Support to Operations				1,231,000				1,231,000
Operations		103,550,000		102,632,000		49,922,000		256,104,000

HIGHER EDUCATION PROGRAM		103,250,000		99,845,000		49,922,000		253,017,000

JANUARY 3, 2022	OFFICIAL GAZETTE	729
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		150,000		1,552,000				1,702,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,235,000				1,385,000

TOTAL NEW APPROPRIATIONS	₱	133,460,000	₱	110,430,000	₱	49,922,000	₱	293,812,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,395,000	₱	6,567,000	₱		₱	26,962,000
Administration of Personnel Benefits		9,515,000						9,515,000

Sub-total, General Administration and Support		29,910,000		6,567,000				36,477,000

Support to Operations
Auxiliary Services				1,231,000				1,231,000

Sub-total, Support to Operations				1,231,000				1,231,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		103,250,000		99,845,000		49,922,000		253,017,000

HIGHER EDUCATION PROGRAM		103,250,000		99,845,000		49,922,000		253,017,000

Provision of Higher Education Services		102,000,000		21,698,000				123,698,000
Project(s)
Locally-Funded Project(s)		1,250,000		78,147,000		49,922,000		129,319,000

Construction of Biodiversity Research and Development Center - Marfori, Main Campus						32,922,000		32,922,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				7,600,000		12,000,000		19,600,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000

730	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Free Higher Education				67,047,000				67,047,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		1,250,000		500,000		5,000,000		6,750,000
Higher education research improved to promote economic productivity and innovation		150,000		1,552,000				1,702,000

RESEARCH PROGRAM		150,000		1,552,000				1,702,000

Conduct of Research Services		150,000		1,552,000				1,702,000
Community engagement increased		150,000		1,235,000				1,385,000

TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,235,000				1,385,000

Provision of Extension Services		150,000		1,235,000				1,385,000

Sub-total, Operations		103,550,000		102,632,000		49,922,000		256,104,000

TOTAL NEW APPROPRIATIONS	₱	133,460,000	₱	110,430,000	₱	49,922,000	₱	293,812,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,193

Total Permanent Positions	94,193

Other Compensation Common to All
Personnel Economic Relief Allowance	4,728
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,182
Honoraria	658
Mid-Year Bonus - Civilian	7,849
Year End Bonus	7,849
Cash Gift	985
Productivity Enhancement Incentive	985
Step Increment	236

Total Other Compensation Common to All	24,832

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	288
Lump-sum for filling of Positions - Civilian	9,284
Lump-sum for Personnel Services	1,250
Anniversary Bonus - Civilian	639

Total Other Compensation for Specific Groups	11,461

JANUARY 3, 2022	OFFICIAL GAZETTE	731
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	236
PhilHealth Contributions	1,492
Employees Compensation Insurance Premiums	236
Loyalty Award - Civilian	90
Terminal Leave	231

Total Other Benefits	2,285

Non-Permanent Positions	689

Total Personnel Services	133,460

Maintenance and Other Operating Expenses
Travelling Expenses	1,597
Training and Scholarship Expenses	2,345
Supplies and Materials Expenses	16,109
Utility Expenses	2,409
Communication Expenses	350
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	800
General Services	3,821
Repairs and Maintenance	1,545
Financial Assistance/Subsidy	67,797
Taxes, Insurance Premiums and Other Fees	2,412
Labor and Wages	459
Other Maintenance and Operating Expenses
Representation Expenses	1,076
Other Maintenance and Operating Expenses	8,600

Total Maintenance and Other Operating Expenses	110,430

Total Current Operating Expenditures	243,890

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,322
Machinery and Equipment Outlay	10,400
Furniture, Fixtures and Books Outlay	1,200

Total Capital Outlays	49,922

TOTAL NEW APPROPRIATIONS	293,812

O.5. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	167,889,000

New Appropriations, by Program

732	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,270,000	₱	3,702,000	₱		₱	34,972,000
Operations		41,103,000		62,514,000		29,300,000		132,917,000

HIGHER EDUCATION PROGRAM		40,460,000		61,413,000		9,000,000		110,873,000
RESEARCH PROGRAM				709,000		20,300,000		21,009,000
TECHNICAL ADVISORY EXTENSION PROGRAM		643,000		392,000				1,035,000

TOTAL NEW APPROPRIATIONS	₱	72,373,000	₱	66,216,000	₱	29,300,000	₱	167,889,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,463,000	₱	3,702,000	₱		₱	15,165,000
Administration of Personnel Benefits		19,807,000						19,807,000

Sub-total, General Administration and Support		31,270,000		3,702,000				34,972,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		40,460,000		61,413,000		9,000,000		110,873,000

HIGHER EDUCATION PROGRAM		40,460,000		61,413,000		9,000,000		110,873,000

Provision of Higher Education Services		40,460,000		12,534,000		5,000,000		57,994,000
Project(s)
Locally-Funded Project(s)				48,879,000		4,000,000		52,879,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				2,500,000		4,000,000		6,500,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

JANUARY 3, 2022	OFFICIAL GAZETTE	733
STATE UNIVERSITIES AND COLLEGES

Student Assistance Program				500,000				500,000
Free Higher Education				43,379,000				43,379,000
Higher education research improved to promote economic productivity and innovation				709,000		20,300,000		21,009,000

RESEARCH PROGRAM				709,000		20,300,000		21,009,000

Conduct of Research Services				709,000		300,000		1,009,000
Project(s)
Locally-Funded Project(s)						20,000,000		20,000,000

Green Agri-Fishery Technology Enterprise Development Program (GRAFTED)						20,000,000		20,000,000
Community engagement increased		643,000		392,000				1,035,000

TECHNICAL ADVISORY EXTENSION PROGRAM		643,000		392,000				1,035,000

Provision of Extension Services		643,000		392,000				1,035,000

Sub-total, Operations		41,103,000		62,514,000		29,300,000		132,917,000

TOTAL NEW APPROPRIATIONS	₱	72,373,000	₱	66,216,000	₱	29,300,000	₱	167,889,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	39,518

Total Permanent Positions	39,518

Other Compensation Common to All
Personnel Economic Relief Allowance	2,376
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	594
Honoraria	240
Mid-Year Bonus - Civilian	3,293
Year End Bonus	3,293
Cash Gift	495
Productivity Enhancement Incentive	495
Step Increment	99

Total Other Compensation Common to All	11,209

Other Compensation for Specific Groups

734	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Lump-sum for filling of Positions - Civilian	19,713
Anniversary Bonus - Civilian	426

Total Other Compensation for Specific Groups	20,139

Other Benefits
PAG-IBIG Contributions	119
PhilHealth Contributions	649
Employees Compensation Insurance Premiums	119
Loyalty Award - Civilian	70
Terminal Leave	94

Total Other Benefits	1,051

Non-Permanent Positions	456

Total Personnel Services	72,373

Maintenance and Other Operating Expenses
Travelling Expenses	1,193
Training and Scholarship Expenses	2,305
Supplies and Materials Expenses	6,750
Utility Expenses	4,443
Communication Expenses	851
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	90
General Services	900
Financial Assistance/Subsidy	43,879
Taxes, Insurance Premiums and Other Fees	359
Other Maintenance and Operating Expenses
Printing and Publication Expenses	124
Representation Expenses	403
Other Maintenance and Operating Expenses	3,919

Total Maintenance and Other Operating Expenses	66,216

Total Current Operating Expenditures	138,589

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	21,800
Machinery and Equipment Outlay	6,810
Furniture, Fixtures and Books Outlay	400

Intangible Assets Outlay	290

Total Capital Outlays	29,300

TOTAL NEW APPROPRIATIONS	167,889

O.6. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	748,484,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	735
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	110,247,000	₱	36,034,000	₱		₱	146,281,000
Support to Operations		3,371,000		1,980,000				5,351,000
Operations		341,002,000		175,850,000		80,000,000		596,852,000

HIGHER EDUCATION PROGRAM		322,238,000		167,827,000		80,000,000		570,065,000
ADVANCED EDUCATION PROGRAM		16,209,000		1,427,000				17,636,000
RESEARCH PROGRAM		1,754,000		5,859,000				7,613,000
TECHNICAL ADVISORY EXTENSION PROGRAM		801,000		737,000				1,538,000

TOTAL NEW APPROPRIATIONS	₱	454,620,000	₱	213,864,000	₱	80,000,000	₱	748,484,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,181,000	₱	36,034,000		₱	67,215,000
Administration of Personnel Benefits		79,066,000					79,066,000

Sub-total, General Administration and Support		110,247,000		36,034,000			146,281,000

Support to Operations
Auxiliary Services		3,371,000		1,980,000			5,351,000

Sub-total, Support to Operations		3,371,000		1,980,000			5,351,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		322,238,000		167,827,000	80,000,000		570,065,000

HIGHER EDUCATION PROGRAM		322,238,000		167,827,000	80,000,000		570,065,000

Provision of Higher Education Services		269,908,000		85,949,000			355,857,000

736	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Project(s)
Locally-Funded Project(s)		52,330,000		81,878,000		80,000,000		214,208,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				6,000,000		10,000,000		16,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				65,378,000				65,378,000
Establishment and/or Support to the College of Medicine		52,330,000		7,500,000		70,000,000		129,830,000
Higher education research improved to promote economic productivity and innovation		17,963,000		7,286,000				25,249,000

ADVANCED EDUCATION PROGRAM		16,209,000		1,427,000				17,636,000

Provision of Advanced Education Services		16,209,000		1,427,000				17,636,000
RESEARCH PROGRAM		1,754,000		5,859,000				7,613,000

Conduct of Research Services		1,754,000		5,859,000				7,613,000
Community engagement increased		801,000		737,000				1,538,000

TECHNICAL ADVISORY EXTENSION PROGRAM		801,000		737,000				1,538,000

Provision of Extension Services		801,000		737,000				1,538,000

Sub-total, Operations		341,002,000		175,850,000		80,000,000		596,852,000

TOTAL NEW APPROPRIATIONS	₱	454,620,000	₱	213,864,000	₱	80,000,000	₱	748,484,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	250,465

Total Permanent Positions	250,465

Other Compensation Common to All
Personnel Economic Relief Allowance	11,880

JANUARY 3, 2022	OFFICIAL GAZETTE	737
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	2,970
Honoraria	2,943
Mid-Year Bonus - Civilian	20,873
Year End Bonus	20,873
Cash Gift	2,475
Productivity Enhancement Incentive	2,475
Step Increment	626

Total Other Compensation Common to All	65,571

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	614
Lump-sum for Personnel Services	31,610
Lump-sum for filling of Positions - Civilian	98,223

Total Other Compensation for Specific Groups	130,447

Other Benefits
PAG-IBIG Contributions	593
PhilHealth Contributions	3,954
Employees Compensation Insurance Premiums	593
Loyalty Award - Civilian	510
Terminal Leave	1,563

Total Other Benefits	7,213

Non-Permanent Positions	924

Total Personnel Services	454,620

Maintenance and Other Operating Expenses
Travelling Expenses	7,675
Training and Scholarship Expenses	2,408
Supplies and Materials Expenses	18,120
Utility Expenses	19,500
Communication Expenses	16,896
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	14,110
General Services	8,250
Repairs and Maintenance	32,000
Financial Assistance/Subsidy	65,878
Taxes, Insurance Premiums and Other Fees	340
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	530
Representation Expenses	7,220
Membership Dues and Contributions to Organizations	20
Other Maintenance and Operating Expenses	19,759

Total Maintenance and Other Operating Expenses	213,864

Total Current Operating Expenditures	668,484

738	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,500
Machinery and Equipment Outlay	74,500
Furniture, Fixtures and Books Outlay	1,000

Total Capital Outlays	80,000

TOTAL NEW APPROPRIATIONS	748,484

JANUARY 3, 2022	OFFICIAL GAZETTE	739
STATE UNIVERSITIES AND COLLEGES

P. REGION XII - SOCCSKSARGEN

P.1. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	287,391,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	53,945,000	₱	15,732,000	₱		₱	69,677,000
Operations		97,295,000		86,019,000		34,400,000		217,714,000

HIGHER EDUCATION PROGRAM		83,295,000		63,934,000		29,400,000		176,629,000
ADVANCED EDUCATION PROGRAM				1,144,000				1,144,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,209,000		2,907,000		5,000,000		11,116,000
CUSTODIAL CARE PROGRAM		10,791,000		18,034,000				28,825,000

TOTAL NEW APPROPRIATIONS	₱	151,240,000	₱	101,751,000	₱	34,400,000	₱	287,391,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,198,000	₱	15,732,000	₱		₱	49,930,000
Administration of Personnel Benefits		19,747,000						19,747,000

Sub-total, General Administration and Support		53,945,000		15,732,000				69,677,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		83,295,000		63,934,000		29,400,000		176,629,000

HIGHER EDUCATION PROGRAM		83,295,000		63,934,000		29,400,000		176,629,000

Provision of Higher Education Services		83,295,000		24,279,000				107,574,000
Project(s)
Locally-Funded Project(s)				39,655,000		29,400,000		69,055,000

740	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Retrofitting of Two Units Two-Storey Building, College of Agriculture						23,500,000		23,500,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				5,000,000		5,900,000		10,900,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				31,655,000				31,655,000
Higher education research improved to promote economic productivity and innovation				1,144,000				1,144,000

ADVANCED EDUCATION PROGRAM				1,144,000				1,144,000

Provision of Advanced Education Services				1,144,000				1,144,000
Community engagement increased		14,000,000		20,941,000		5,000,000		39,941,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,209,000		2,907,000		5,000,000		11,116,000

Provision of Extension Services		3,209,000		2,907,000		5,000,000		11,116,000
CUSTODIAL CARE PROGRAM		10,791,000		18,034,000				28,825,000

Provision of Custodial Care Services		10,791,000		18,034,000				28,825,000

Sub-total, Operations		97,295,000		86,019,000		34,400,000		217,714,000

TOTAL NEW APPROPRIATIONS	₱	151,240,000	₱	101,751,000	₱	34,400,000	₱	287,391,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,061

Total Permanent Positions	94,061

Other Compensation Common to All
Personnel Economic Relief Allowance	5,616
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,404

JANUARY 3, 2022	OFFICIAL GAZETTE	741
STATE UNIVERSITIES AND COLLEGES

Honoraria	4,739
Mid-Year Bonus - Civilian	7,839
Year End Bonus	7,839
Cash Gift	1,170
Productivity Enhancement Incentive	1,170
Step Increment	236

Total Other Compensation Common to All	30,349

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,397
Lump-sum for filling of Positions - Civilian	18,802

Total Other Compensation for Specific Groups	22,199

Other Benefits
PAG-IBIG Contributions	282
PhilHealth Contributions	1,502
Employees Compensation Insurance Premiums	282
Terminal Leave	945

Total Other Benefits	3,011

Non-Permanent Positions	1,620

Total Personnel Services	151,240

Maintenance and Other Operating Expenses
Travelling Expenses	7,113
Training and Scholarship Expenses	11,323
Supplies and Materials Expenses	28,187
Utility Expenses	3,815
Communication Expenses	412
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	7,512
Repairs and Maintenance	2,745
Financial Assistance/Subsidy	32,155
Taxes, Insurance Premiums and Other Fees	513
Other Maintenance and Operating Expenses
Printing and Publication Expenses	104
Representation Expenses	895
Membership Dues and Contributions to Organizations	117
Subscription Expenses	250
Other Maintenance and Operating Expenses	5,500

Total Maintenance and Other Operating Expenses	101,751

Total Current Operating Expenditures	252,991

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	26,155
Machinery and Equipment Outlay	7,655
Furniture, Fixtures and Books Outlay	590

742	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Capital Outlays	34,400

TOTAL NEW APPROPRIATIONS	287,391

P.2. SOUTH COTABATO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	67,496,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	8,590,000	₱	4,871,000	₱		₱	13,461,000
Operations		20,033,000		23,972,000		10,030,000		54,035,000

HIGHER EDUCATION PROGRAM		20,033,000		23,536,000		10,030,000		53,599,000
RESEARCH PROGRAM				436,000				436,000

TOTAL NEW APPROPRIATIONS	₱	28,623,000	₱	28,843,000	₱	10,030,000	₱	67,496,000

New Appropriations, by Programs/Activities
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,590,000	₱	4,871,000			₱	13,461,000

Sub-total, General Administration and Support		8,590,000		4,871,000				13,461,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		20,033,000		23,536,000		10,030,000		53,599,000

HIGHER EDUCATION PROGRAM		20,033,000		23,536,000		10,030,000		53,599,000

Provision of Higher Education Services		20,033,000		12,317,000				32,350,000
Project(s)
Locally-Funded Project(s)				11,219,000		10,030,000		21,249,000

Infrastructure and Smart Campus Development,

JANUARY 3, 2022	OFFICIAL GAZETTE	743
STATE UNIVERSITIES AND COLLEGES

Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				990,000		560,000		1,550,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				7,229,000				7,229,000
Construction/Completion of Integrated Administration, Research Extension and Training Center						9,470,000		9,470,000
Higher education research improved to promote economic productivity and innovation				436,000				436,000

RESEARCH PROGRAM				436,000				436,000

Conduct of Research Services				436,000				436,000

Sub-total, Operations		20,033,000		23,972,000		10,030,000		54,035,000

TOTAL NEW APPROPRIATIONS	₱	28,623,000	₱	28,843,000	₱	10,030,000	₱	67,496,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	22,168

Total Permanent Positions	22,168

Other Compensation Common to All
Personnel Economic Relief Allowance	1,320
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	330
Mid-Year Bonus - Civilian	1,847
Year End Bonus	1,847
Cash Gift	275
Productivity Enhancement Incentive	275

Total Other Compensation Common to All	6,014

Other Benefits
PAG-IBIG Contributions	66
PhilHealth Contributions	309
Employees Compensation Insurance Premiums	66

744	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Other Benefits	441

Total Personnel Services	28,623

Maintenance and Other Operating Expenses
Travelling Expenses	394
Training and Scholarship Expenses	1,481
Supplies and Materials Expenses	10,065
Utility Expenses	2,020
Communication Expenses	634
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	620
General Services	1,000
Repairs and Maintenance	1,200
Financial Assistance/Subsidy	7,729
Taxes, Insurance Premiums and Other Fees	50
Labor and Wages	150
Other Maintenance and Operating Expenses
Advertising Expenses	40
Printing and Publication Expenses	130
Representation Expenses	300
Transportation and Delivery Expenses	40
Membership Dues and Contributions to Organizations	125
Subscription Expenses	260
Other Maintenance and Operating Expenses	1,490

Total Maintenance and Other Operating Services	28,843

Total Current Operating Expenditures	57,466

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	9,722
Machinery and Equipment Outlay	252
Furniture, Fixtures and Books Outlay	56

Total Capital Outlays	10,030

TOTAL NEW APPROPRIATIONS	67,496

P.3. SULTAN KUDARAT STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	552,872,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	80,631,000	₱	29,560,000	₱	₱	110,191,000

JANUARY 3, 2022	OFFICIAL GAZETTE	745
STATE UNIVERSITIES AND COLLEGES

Operations		219,212,000		174,419,000		49,050,000		442,681,000

HIGHER EDUCATION PROGRAM		219,212,000		153,941,000		49,050,000		422,203,000
ADVANCED EDUCATION PROGRAM				5,259,000				5,259,000
RESEARCH PROGRAM				12,507,000				12,507,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,712,000				2,712,000

TOTAL NEW APPROPRIATIONS	₱	299,843,000	₱	203,979,000	₱	49,050,000	₱	552,872,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,463,000	₱	29,560,000	₱		₱	52,023,000
Administration of Personnel Benefits		58,168,000						58,168,000

Sub-total, General Administration and Support		80,631,000		29,560,000				110,191,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		219,212,000		153,941,000		49,050,000		422,203,000

HIGHER EDUCATION PROGRAM		219,212,000		153,941,000		49,050,000		422,203,000

Provision of Higher Education Services		217,180,000		46,386,000		1,350,000		264,916,000
Project(s)
Locally-Funded Project(s)		2,032,000		107,555,000		47,700,000		157,287,000

Completion of Academic Building that Adheres to Green Technology and Adapts to Adversities (Climate Change, Covid-19 Pandemic, and others) with Complete Facilities for Agri Extension						15,000,000		15,000,000
Construction of Science and Technology Building that Adheres to Green Technology and Adapts to Adversities (Climate Change, Covid-19 Pandemic, and others) with Complete Facilities for Agri Extension						15,000,000		15,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				8,000,000		12,700,000		20,700,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000

746	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				96,230,000				96,230,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		2,032,000		325,000		5,000,000		7,357,000
Higher education research improved to promote economic productivity and innovation				17,766,000				17,766,000

ADVANCED EDUCATION PROGRAM				5,259,000				5,259,000

Provision of Advanced Education Services				5,259,000				5,259,000
RESEARCH PROGRAM				12,507,000				12,507,000

Conduct of Research Services				12,507,000				12,507,000
Community engagement increased				2,712,000				2,712,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,712,000				2,712,000

Provision of Extension Services				2,712,000				2,712,000

Sub-total, Operations		219,212,000		174,419,000		49,050,000		442,681,000

TOTAL NEW APPROPRIATIONS	₱	299,843,000	₱	203,979,000	₱	49,050,000	₱	552,872,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	186,319

Total Permanent Positions	186,319

Other Compensation Common to All
Personnel Economic Relief Allowance	9,192
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,298
Honoraria	1,115
Mid-Year Bonus - Civilian	15,527
Year End Bonus	15,527
Cash Gift	1,915
Productivity Enhancement Incentive	1,915
Step Increment	466

JANUARY 3, 2022	OFFICIAL GAZETTE	747
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation Common to All	48,291

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	110
Lump-sum for filling of Positions - Civilian	49,559
Lump-sum for Personnel Services	2,032

Total Other Compensation for Specific Groups	51,701

Other Benefits
PAG-IBIG Contributions	459
PhilHealth Contributions	2,958
Employees Compensation Insurance Premiums	459
Loyalty Award - Civilian	240
Terminal Leave	8,609

Total Other Benefits	12,725

Non-Permanent Positions	807

Total Personnel Services	299,843

Maintenance and Other Operating Expenses
Travelling Expenses	10,205
Training and Scholarship Expenses	8,463
Supplies and Materials Expenses	24,862
Utility Expenses	19,478
Communication Expenses	3,193
Awards/Rewards and Prizes	581
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	6,535
General Services	11,514
Repairs and Maintenance	7,635
Financial Assistance/Subsidy	96,730
Taxes, Insurance Premiums and Other Fees	392
Labor and Wages	834
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	372
Representation Expenses	1,207
Transportation and Delivery Expenses	165
Membership Dues and Contributions to Organizations	248
Subscription Expenses	1,570
Other Maintenance and Operating Expenses	8,825

Total Maintenance and Other Operating Expenses	203,979

Total Current Operating Expenditures	503,822

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	35,715
Machinery and Equipment Outlay	12,065

748	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Furniture, Fixtures and Books Outlay	1,270

Total Capital Outlays	49,050

TOTAL NEW APPROPRIATIONS	552,872

P.4. UNIVERSITY OF SOUTHERN MINDANAO

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	981,447,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	180,661,000	₱	51,309,000	₱		₱	231,970,000
Support to Operations		10,228,000		431,000				10,659,000
Operations		369,096,000		236,207,000		133,515,000		738,818,000

HIGHER EDUCATION PROGRAM		336,095,000		219,890,000		133,515,000		689,500,000
ADVANCED EDUCATION PROGRAM		25,393,000		2,430,000				27,823,000
RESEARCH PROGRAM		6,395,000		11,854,000				18,249,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,213,000		2,033,000				3,246,000

TOTAL NEW APPROPRIATIONS	₱	559,985,000	₱	287,947,000	₱	133,515,000	₱	981,447,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	74,448,000	₱	51,309,000	₱		₱	125,757,000
Administration of Personnel Benefits		106,213,000						106,213,000

Sub-total, General Administration and Support		180,661,000		51,309,000				231,970,000

Support to Operations
Auxiliary Services		10,228,000		431,000				10,659,000

Sub-total, Support to Operations		10,228,000		431,000				10,659,000

JANUARY 3, 2022	OFFICIAL GAZETTE	749
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	336,095,000	219,890,000	133,515,000	689,500,000

HIGHER EDUCATION PROGRAM	336,095,000	219,890,000	133,515,000	689,500,000

Provision of Higher Education Services	318,874,000	20,316,000		339,190,000
Project(s)
Locally-Funded Project(s)	17,221,000	199,574,000	133,515,000	350,310,000

Food Processing & Innovation Center Building and Equipment			22,922,000	22,922,000
Completion of College of Agriculture			10,000,000	10,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment		11,900,000	18,800,000	30,700,000
Futures Thinking Research and Innovations for Food Systems and Food Security		5,000,000		5,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Student Assistance Program		500,000		500,000
Establishment and/or Support to the College of Medicine	14,433,000	420,000	77,000,000	91,853,000
Free Higher Education		179,456,000		179,456,000
Increase in Carrying Capacity of Nursing and Allied Health Programs	2,788,000	1,798,000	4,793,000	9,379,000
Higher education research improved to promote economic productivity and innovation	31,788,000	14,284,000		46,072,000

ADVANCED EDUCATION PROGRAM	25,393,000	2,430,000		27,823,000

Provision of Advanced Education Services	25,393,000	2,430,000		27,823,000
RESEARCH PROGRAM	6,395,000	11,854,000		18,249,000

Conduct of Research Services	6,395,000	11,854,000		18,249,000
Community engagement increased	1,213,000	2,033,000		3,246,000

TECHNICAL ADVISORY EXTENSION PROGRAM	1,213,000	2,033,000		3,246,000

Provision of Extension Services	1,213,000	2,033,000		3,246,000

Sub-total, Operations	369,096,000	236,207,000	133,515,000	738,818,000

750	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

TOTAL NEW APPROPRIATIONS	₱	559,985,000	₱	287,947,000	₱	133,515,000	₱	981,447,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	336,844

Total Permanent Positions	336,844

Other Compensation Common to All
Personnel Economic Relief Allowance	15,720
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,930
Honoraria	3,105
Mid-Year Bonus - Civilian	28,070
Year End Bonus	28,070
Cash Gift	3,275
Productivity Enhancement Incentive	3,275
Step Increment	842

Total Other Compensation Common to All	86,791

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	562
Lump-sum for Personnel Services	17,221
Lump-sum for filling of Positions - Civilian	94,516
Anniversary Bonus - Civilian	2,016

Total Other Compensation for Specific Groups	114,315

Other Benefits
PAG-IBIG Contributions	786
PhilHealth Contributions	5,317
Employees Compensation Insurance Premiums	786
Loyalty Award - Civilian	385
Terminal Leave	9,296

Total Other Benefits	16,570

Non-Permanent Positions	5,465

Total Personnel Services	559,985

Maintenance and Other Operating Expenses
Travelling Expenses	7,252
Training and Scholarship Expenses	3,864
Supplies and Materials Expenses	27,569

JANUARY 3, 2022	OFFICIAL GAZETTE	751
STATE UNIVERSITIES AND COLLEGES

Utility Expenses	21,068
Communication Expenses	591
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	162
Professional Services	1,364
General Services	5,724
Repairs and Maintenance	4,127
Financial Assistance/Subsidy	193,582
Taxes, Insurance Premiums and Other Fees	936
Other Maintenance and Operating Expenses
Representation Expenses	1,473
Membership Dues and Contributions to Organizations	158
Subscription Expenses	3
Other Maintenance and Operating Expenses	15,074

Total Maintenance and Other Operating Expenses	287,947

Total Current Operating Expenditures	847,932

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	118,382
Machinery and Equipment Outlay	13,253
Furniture, Fixtures and Books Outlay	1,880

Total Capital Outlays	133,515

TOTAL NEW APPROPRIATIONS	981,447

752	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Q. REGION XIII - CARAGA

Q.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	256,535,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,507,000	₱	15,340,000	₱	400,000	₱	33,247,000
Support to Operations				14,940,000				14,940,000
Operations		53,676,000		116,072,000		38,600,000		208,348,000

HIGHER EDUCATION PROGRAM		53,676,000		112,341,000		38,600,000		204,617,000
ADVANCED EDUCATION PROGRAM				898,000				898,000
RESEARCH PROGRAM				2,023,000				2,023,000
TECHNICAL ADVISORY EXTENSION PROGRAM				810,000				810,000

TOTAL NEW APPROPRIATIONS	₱	71,183,000	₱	146,352,000	₱	39,000,000	₱	256,535,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,315,000	₱	15,340,000	₱	400,000	₱	29,055,000
Administration of Personnel Benefits		4,192,000						4,192,000

Sub-total, General Administration and Support		17,507,000		15,340,000		400,000		33,247,000

Support to Operations
Auxiliary Services				14,940,000				14,940,000

Sub-total, Support to Operations				14,940,000				14,940,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		53,676,000		112,341,000		38,600,000		204,617,000

JANUARY 3, 2022	OFFICIAL GAZETTE	753
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		53,676,000		112,341,000		38,600,000		204,617,000

Provision of Higher Education Services		53,676,000		47,409,000				101,085,000
Project(s)
Locally-Funded Project(s)				64,932,000		38,600,000		103,532,000

Upgrading and Expansion of Agricultural and Fishery Facilities						32,000,000		32,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				4,200,000		6,600,000		10,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				57,732,000				57,732,000
Higher education research improved to promote economic productivity and innovation				2,921,000				2,921,000

ADVANCED EDUCATION PROGRAM				898,000				898,000

Provision of Advanced Higher Education Services				898,000				898,000
RESEARCH PROGRAM				2,023,000				2,023,000

Conduct of Research Services				2,023,000				2,023,000
Community engagement increased				810,000				810,000

TECHNICAL ADVISORY EXTENSION PROGRAM				810,000				810,000

Provision of Extension Services				810,000				810,000

Sub-total, Operations		53,676,000		116,072,000		38,600,000		208,348,000

TOTAL NEW APPROPRIATIONS	₱	71,183,000	₱	146,352,000	₱	39,000,000	₱	256,535,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,662

754	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Permanent Positions	50,662

Other Compensation Common to All
Personnel Economic Relief Allowance	2,976
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	744
Honoraria	622
Mid-Year Bonus - Civilian	4,222
Year End Bonus	4,222
Cash Gift	620
Productivity Enhancement Incentive	620
Step Increment	127

Total Other Compensation Common to All	14,393

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	226
Lump-sum for filling of Positions - Civilian	3,631

Total Other Compensation for Specific Groups	3,857

Other Benefits
PAG-IBIG Contributions	149
PhilHealth Contributions	843
Employees Compensation Insurance Premiums	149
Loyalty Award - Civilian	60
Terminal Leave	561

Total Other Benefits	1,762

Non-Permanent Positions	509

Total Personnel Services	71,183

Maintenance and Other Operating Expenses
Travelling Expenses	2,419
Training and Scholarship Expenses	5,905
Supplies and Materials Expenses	13,235
Utility Expenses	3,669
Communication Expenses	3,415
Awards/Rewards and Prizes	10
Survey, Research, Exploration and Development Expenses	4,175
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	12,469
General Services	27,512
Repairs and Maintenance	4,882
Financial Assistance/Subsidy	58,232
Taxes, Insurance Premiums and Other Fees	2,900
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	135
Printing and Publication Expenses	320
Representation Expenses	470
Transportation and Delivery Expenses	70

JANUARY 3, 2022	OFFICIAL GAZETTE	755
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	310
Subscription Expenses	1,119
Other Maintenance and Operating Expenses	4,720

Total Maintenance and Other Operating Expenses	146,352

Total Current Operating Expenditures	217,535

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	34,970
Machinery and Equipment Outlay	2,970
Furniture, Fixtures and Books Outlay	660
Biological Assets Outlay	400

Total Capital Outlays	39,000

TOTAL NEW APPROPRIATIONS	256,535

Q.2. CARAGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	504,956,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	27,106,000	₱	51,742,000	₱		₱	78,848,000
Support to Operations				867,000				867,000
Operations		192,485,000		211,605,000		21,151,000		425,241,000

HIGHER EDUCATION PROGRAM		192,257,000		180,380,000		11,100,000		383,737,000
ADVANCED EDUCATION PROGRAM		30,000		406,000				436,000
RESEARCH PROGRAM		100,000		29,955,000		10,051,000		40,106,000
TECHNICAL ADVISORY EXTENSION PROGRAM		98,000		864,000				962,000

TOTAL NEW APPROPRIATIONS	₱	219,591,000	₱	264,214,000	₱	21,151,000	₱	504,956,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

756	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,723,000	₱	51,742,000	₱		₱	74,465,000
Administration of Personnel Benefits		4,383,000						4,383,000

Sub-total, General Administration and Support		27,106,000		51,742,000				78,848,000

Support to Operations
Auxiliary Services				867,000				867,000

Sub-total, Support to Operations				867,000				867,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		192,257,000		180,380,000		11,100,000		383,737,000

HIGHER EDUCATION PROGRAM		192,257,000		180,380,000		11,100,000		383,737,000

Provision of Higher Education Services		192,257,000		13,160,000				205,417,000
Project(s)
Locally-Funded Project(s)				167,220,000		11,100,000		178,320,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				7,000,000		11,100,000		18,100,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				157,220,000				157,220,000
Higher education research improved to promote economic productivity and innovation		130,000		30,361,000		10,051,000		40,542,000

ADVANCED EDUCATION PROGRAM		30,000		406,000				436,000

Provision of Advanced Education Services		30,000		406,000				436,000
RESEARCH PROGRAM		100,000		29,955,000		10,051,000		40,106,000

Conduct of Research Services		100,000		2,583,000		10,051,000		12,734,000
Project(s)

JANUARY 3, 2022	OFFICIAL GAZETTE	757
STATE UNIVERSITIES AND COLLEGES

Locally-Funded Project(s)		27,372,000	27,372,000

R&D Program on the Use of Biotechnology to Modernize Production of High-Value Crops		4,405,000	4,405,000
Development and Optimization of Commodity-Based Smart Agri-Fishery Mechanization		526,000	526,000
Resource Assessment, Modeling and Development of Agriculture 4.0 Technologies for a Sustainable Agri-Fishery in Caraga Region		2,791,000	2,791,000
Water Resource Assessment and Modeling of the Selected Watersheds in Caraga Region for Sustainable Domestic and Irrigation Water Supply		712,000	712,000
Value-adding of Agricultural Wastes into Potential Utilization/Technology		534,000	534,000
R&D Program on Food Innovation and Development in the Caraga Region		2,434,000	2,434,000
Post-Production Handling Modernization Research and Development Program for Small-Hold Farms in Caraga Region		4,015,000	4,015,000
Soil and Plant Health Research and Innovation Program using Modern and Precision Tools in Agriculture		2,000,000	2,000,000
Determination of Agricultural Mechanization Level in the Production and Post-Production Systems of Rice and Corn in selected Areas of Caraga Region		813,000	813,000
Development of Innovative Food Products through Advance Food Processing Technologies		1,804,000	1,804,000
Utilization of Sago Pith Meal as Feed for Cattle		2,532,000	2,532,000
Development of Pilot Model Animal Feed Milling Facility for Village-Level Livestock Farmers in Caraga Region		4,806,000	4,806,000
Community engagement increased	98,000	864,000	962,000

TECHNICAL ADVISORY EXTENSION PROGRAM	98,000	864,000	962,000

Provision of Extension Services	98,000	675,000	773,000
Project(s)
Locally-Funded Project(s)		189,000	189,000

Technology Transfer “Sago Processing Technology”		189,000	189,000

758	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sub-total, Operations		192,485,000		211,605,000		21,151,000		425,241,000

TOTAL NEW APPROPRIATIONS	₱	219,591,000	₱	264,214,000	₱	21,151,000	₱	504,956,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	164,163

Total Permanent Positions	164,163

Other Compensation Common to All
Personnel Economic Relief Allowance	7,392
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,848
Honoraria	4,154
Mid-Year Bonus - Civilian	13,680
Year End Bonus	13,680
Cash Gift	1,540
Productivity Enhancement Incentive	1,540
Step Increment	411

Total Other Compensation Common to All	44,629

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	262
Lump-sum for filling of Positions - Civilian	4,383
Anniversary Bonus - Civilian	909

Total Other Compensation for Specific Groups	5,554

Other Benefits
PAG-IBIG Contributions	370
PhilHealth Contributions	2,553
Employees Compensation Insurance Premiums	370
Loyalty Award - Civilian	220

Total Other Benefits	3,513

Non-Permanent Positions	1,732

Total Personnel Services	219,591

Maintenance and Other Operating Expenses
Travelling Expenses	8,642
Training and Scholarship Expenses	6,660
Supplies and Materials Expenses	25,704

JANUARY 3, 2022	OFFICIAL GAZETTE	759
STATE UNIVERSITIES AND COLLEGES

Utility Expenses	24,105
Communication Expenses	1,765
Awards/Rewards and Prizes	99
Survey, Research, Exploration and Development Expenses	1,116
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	216
Professional Services	9,811
General Services	9,055
Repairs and Maintenance	4,645
Financial Assistance/Subsidy	157,720
Taxes, Insurance Premiums and Other Fees	1,671
Labor and Wages	120
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,539
Representation Expenses	3,002
Transportation and Delivery Expenses	2
Rent/Lease Expenses	305
Membership Dues and Contributions to Organizations	5
Subscription Expenses	407
Other Maintenance and Operating Expenses	7,625

Total Maintenance and Other Operating Expenses	264,214

Total Current Operating Expenditures	483,805

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,995
Machinery and Equipment Outlay	14,413
Furniture, Fixtures and Books Outlay	1,203
Biological Assets Outlay	540

Total Capital Outlays	21,151

TOTAL NEW APPROPRIATIONS	504,956

Q.3. SURIGAO DEL SUR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	753,717,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	79,209,000	₱	29,348,000	₱		₱	108,557,000
Operations		232,816,000		351,044,000		61,300,000		645,160,000

HIGHER EDUCATION PROGRAM		229,316,000		334,657,000		61,300,000		625,273,000
ADVANCED EDUCATION PROGRAM		500,000		1,998,000				2,498,000

760	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

RESEARCH PROGRAM		1,500,000		7,804,000				9,304,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		6,585,000				8,085,000

TOTAL NEW APPROPRIATIONS	₱	312,025,000	₱	380,392,000	₱	61,300,000	₱	753,717,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,646,000	₱	29,348,000	₱		₱	71,994,000
Administration of Personnel Benefits		36,563,000						36,563,000

Sub-total, General Administration and Support		79,209,000		29,348,000				108,557,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		229,316,000		334,657,000		61,300,000		625,273,000

HIGHER EDUCATION PROGRAM		229,316,000		334,657,000		61,300,000		625,273,000

Provision of Higher Education Services		226,816,000		35,836,000		15,000,000		277,652,000
Project(s)
Locally-Funded Project(s)		2,500,000		298,821,000		46,300,000		347,621,000

Upgrading of Fisheries Technology Building in SDSSU Lianga						20,000,000		20,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				15,100,000		23,800,000		38,900,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				278,221,000				278,221,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		2,500,000		2,500,000		2,500,000		7,500,000
Higher education research improved to promote economic productivity and innovation		2,000,000		9,802,000				11,802,000

JANUARY 3, 2022	OFFICIAL GAZETTE	761
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		500,000		1,998,000				2,498,000

Provision of Advanced Education Services		500,000		1,998,000				2,498,000
RESEARCH PROGRAM		1,500,000		7,804,000				9,304,000

Conduct of Research Services		1,500,000		7,804,000				9,304,000
Community engagement increased		1,500,000		6,585,000				8,085,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		6,585,000				8,085,000

Provision of Extension Services		1,500,000		6,585,000				8,085,000

Sub-total, Operations		232,816,000		351,044,000		61,300,000		645,160,000

TOTAL NEW APPROPRIATIONS	₱	312,025,000	₱	380,392,000	₱	61,300,000	₱	753,717,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	207,634

Total Permanent Positions	207,634

Other Compensation Common to All
Personnel Economic Relief Allowance	10,440
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,610
Honoraria	3,500
Mid-Year Bonus - Civilian	17,303
Year End Bonus	17,303
Cash Gift	2,175
Productivity Enhancement Incentive	2,175
Step Increment	519

Total Other Compensation Common to All	56,385

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	654
Lump-sum for filling of Positions - Civilian	35,293
Lump-sum for Personnel Services	2,500
Anniversary Bonus - Civilian	1,335

Total Other Compensation for Specific Groups	39,782

762	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Benefits
PAG-IBIG Contributions	522
PhilHealth Contributions	3,338
Employees Compensation Insurance Premiums	522
Loyalty Award - Civilian	420
Terminal Leave	1,270

Total Other Benefits	6,072

Non-Permanent Positions	2,152

Total Personnel Services	312,025

Maintenance and Other Operating Expenses
Travelling Expenses	3,947
Training and Scholarship Expenses	5,952
Supplies and Materials Expenses	16,624
Utility Expenses	13,107
Communication Expenses	2,569
Awards/Rewards and Prizes	67
Survey, Research, Exploration and Development Expenses	1,163
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	15,654
General Services	9,463
Repairs and Maintenance	8,371
Financial Assistance/Subsidy	278,721
Taxes, Insurance Premiums and Other Fees	1,313
Other Maintenance and Operating Expenses
Advertising Expenses	174
Printing and Publication Expenses	415
Representation Expenses	3,432
Transportation and Delivery Expenses	200
Membership Dues and Contributions to Organizations	115
Subscription Expenses	316
Other Maintenance and Operating Expenses	18,639

Total Maintenance and Other Operating Expenses	380,392

Total Current Operating Expenditures	692,417

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,710
Machinery and Equipment Outlay	28,210
Furniture, Fixtures and Books Outlay	2,380

Total Capital Outlays	61,300

TOTAL NEW APPROPRIATIONS	753,717

Q.4. SURIGAO STATE COLLEGE OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	457,867,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	763
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	68,326,000	₱	33,302,000	₱		₱	101,628,000
Operations		165,184,000		164,605,000		26,450,000		356,239,000

HIGHER EDUCATION PROGRAM		165,184,000		152,363,000		15,450,000		332,997,000
ADVANCED EDUCATION PROGRAM				2,934,000				2,934,000
RESEARCH PROGRAM				6,217,000		1,000,000		7,217,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,091,000		10,000,000		13,091,000

TOTAL NEW APPROPRIATIONS	₱	233,510,000	₱	197,907,000	₱	26,450,000	₱	457,867,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,082,000	₱	33,302,000	₱		₱	52,384,000
Administration of Personnel Benefits		49,244,000						49,244,000

Sub-total, General Administration and Support		68,326,000		33,302,000				101,628,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		165,184,000		152,363,000		15,450,000		332,997,000

HIGHER EDUCATION PROGRAM		165,184,000		152,363,000		15,450,000		332,997,000

Provision of Higher Education Services		165,184,000		57,757,000		950,000		223,891,000
Project(s)
Locally-Funded Project(s)				94,606,000		14,500,000		109,106,000

Improvement of Animal Production Building						5,000,000		5,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				6,000,000		9,500,000		15,500,000

764	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				85,606,000				85,606,000
Higher education research improved to promote economic productivity and innovation				9,151,000		1,000,000		10,151,000

ADVANCED EDUCATION PROGRAM				2,934,000				2,934,000

Provision of Advanced Education Services				2,934,000				2,934,000
RESEARCH PROGRAM				6,217,000		1,000,000		7,217,000

Conduct of Research Services				6,217,000				6,217,000
Project(s)
Locally-Funded Project(s)						1,000,000		1,000,000

Establishment of Agricultural Laboratory						1,000,000		1,000,000
Community engagement increased				3,091,000		10,000,000		13,091,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,091,000		10,000,000		13,091,000

Provision of Extension Services				3,091,000				3,091,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of Water Desalination Facility with Equipment - Del Carmen Campus						10,000,000		10,000,000

Sub-total, Operations		165,184,000		164,605,000		26,450,000		356,239,000

TOTAL NEW APPROPRIATIONS	₱	233,510,000	₱	197,907,000	₱	26,450,000	₱	457,867,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	140,750

Total Permanent Positions	140,750

JANUARY 3, 2022	OFFICIAL GAZETTE	765
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	6,864
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,716
Honoraria	836
Mid-Year Bonus - Civilian	11,729
Year End Bonus	11,729
Cash Gift	1,430
Productivity Enhancement Incentive	1,430
Step Increment	352

Total Other Compensation Common to All	36,326

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	520
Lump-sum for filling of Positions - Civilian	47,479

Total Other Compensation for Specific Groups	47,999

Other Benefits
PAG-IBIG Contributions	343
PhilHealth Contributions	2,310
Employees Compensation Insurance Premiums	343
Loyalty Award - Civilian	250
Terminal Leave	1,765

Total Other Benefits	5,011

Non-Permanent Positions	3,424

Total Personnel Services	233,510

Maintenance and Other Operating Expenses
Travelling Expenses	8,940
Training and Scholarship Expenses	10,313
Supplies and Materials Expenses	22,494
Utility Expenses	18,797
Communication Expenses	3,504
Awards/Rewards and Prizes	143
Survey, Research, Exploration and Development Expenses	1,050
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	233
Professional Services	3,571
General Services	19,324
Repairs and Maintenance	8,833
Financial Assistance/Subsidy	86,106
Taxes, Insurance Premiums and Other Fees	2,322
Other Maintenance and Operating Expenses
Advertising Expenses	166
Printing and Publication Expenses	236
Representation Expenses	1,250
Transportation and Delivery Expenses	7
Rent/Lease Expenses	382
Membership Dues and Contributions to Organizations	88

766	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Subscription Expenses	605
Other Maintenance and Operating Expenses	9,543

Total Maintenance and Other Operating Expenses	197,907

Total Current Operating Expenditures	431,417

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,275
Machinery and Equipment Outlay	5,225
Furniture, Fixtures and Books Outlay	950

Total Capital Outlays	26,450

TOTAL NEW APPROPRIATIONS	457,867

JANUARY 3, 2022	OFFICIAL GAZETTE	767
STATE UNIVERSITIES AND COLLEGES

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1. ADIONG MEMORIAL POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	74,887,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	10,713,000	₱	14,495,000	₱		₱	25,208,000
Support to Operations		2,000		840,000				842,000
Operations		18,906,000		27,931,000		2,000,000		48,837,000

HIGHER EDUCATION PROGRAM		18,906,000		21,748,000		2,000,000		42,654,000
ADVANCED EDUCATION PROGRAM				574,000				574,000
RESEARCH PROGRAM				1,872,000				1,872,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,737,000				3,737,000

TOTAL NEW APPROPRIATIONS	₱	29,621,000	₱	43,266,000	₱	2,000,000	₱	74,887,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,713,000	₱	14,495,000	₱		₱	25,208,000

Sub-total, General Administration and Support		10,713,000		14,495,000				25,208,000

Support to Operations
Auxiliary Services		2,000		840,000				842,000

Sub-total, Support to Operations		2,000		840,000				842,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		18,906,000		21,748,000		2,000,000		42,654,000

HIGHER EDUCATION PROGRAM		18,906,000		21,748,000		2,000,000		42,654,000

768	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Provision of Higher Education Services		18,906,000		6,422,000				25,328,000
Project(s)
Locally-Funded Project(s)				15,326,000		2,000,000		17,326,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				1,300,000		2,000,000		3,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				11,026,000				11,026,000
Higher education research improved to promote economic productivity and innovation				2,446,000				2,446,000

ADVANCED EDUCATION PROGRAM				574,000				574,000

Provision of Advanced Education Services				574,000				574,000
RESEARCH PROGRAM				1,872,000				1,872,000

Provision of Research Services				1,872,000				1,872,000
Community engagement increased				3,737,000				3,737,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,737,000				3,737,000

Provision of Extension Services				3,737,000				3,737,000

Sub-total, Operations		18,906,000		27,931,000		2,000,000		48,837,000

TOTAL NEW APPROPRIATIONS	₱	29,621,000	₱	43,266,000	₱	2,000,000	₱	74,887,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	22,459

Total Permanent Positions	22,459

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272

JANUARY 3, 2022	OFFICIAL GAZETTE	769
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	318
Honoraria	167
Mid-Year Bonus - Civilian	1,871
Year End Bonus	1,871
Cash Gift	265
Productivity Enhancement Incentive	265
Step Increment	56

Total Other Compensation Common to All	6,409

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13

Total Other Compensation for Specific Groups	13

Other Benefits
PAG-IBIG Contributions	64
PhilHealth Contributions	317
Employees Compensation Insurance Premiums	64

Total Other Benefits	445

Non-Permanent Positions	295

Total Personnel Services	29,621

Maintenance and Other Operating Expenses
Travelling Expenses	4,381
Training and Scholarship Expenses	1,775
Supplies and Materials Expenses	4,559
Utility Expenses	366
Communication Expenses	655
Awards/Rewards and Prizes	365
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,597
General Services	1,863
Repairs and Maintenance	150
Financial Assistance/Subsidy	11,526
Labor and Wages	8,056
Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses	6,823

Total Maintenance and Other Operating Expenses	43,266

Total Current Operating Expenditures	72,887

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	900
Machinery and Equipment Outlay	900
Furniture, Fixtures and Books Outlay	200

770	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Capital Outlays	2,000

TOTAL NEW APPROPRIATIONS	74,887

R.2. COTABATO STATE UNIVERSITY

(COTABATO CITY STATE POLYTECHNIC COLLEGE)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	255,666,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	32,530,000	₱	18,869,000	₱		₱	51,399,000
Operations		108,685,000		86,782,000		8,800,000		204,267,000

HIGHER EDUCATION PROGRAM		108,685,000		84,529,000		8,800,000		202,014,000
RESEARCH PROGRAM				1,270,000				1,270,000
TECHNICAL ADVISORY EXTENSION PROGRAM				983,000				983,000

TOTAL NEW APPROPRIATIONS	₱	141,215,000	₱	105,651,000	₱	8,800,000	₱	255,666,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,176,000	₱	18,869,000	₱		₱	36,045,000
Administration of Personnel Benefits		15,354,000						15,354,000

Sub-total, General Administration and Support		32,530,000		18,869,000				51,399,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		108,685,000		84,529,000		8,800,000		202,014,000

HIGHER EDUCATION PROGRAM		108,685,000		84,529,000		8,800,000		202,014,000

Provision of Higher Education Services		108,685,000		24,243,000				132,928,000

JANUARY 3, 2022	OFFICIAL GAZETTE	771
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)				60,286,000		8,800,000		69,086,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				5,000,000		8,800,000		13,800,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				52,286,000				52,286,000
Higher education research improved to promote economic productivity and innovation				1,270,000				1,270,000

RESEARCH PROGRAM				1,270,000				1,270,000

Conduct of Research Services				1,270,000				1,270,000
Community engagement increased				983,000				983,000

TECHNICAL ADVISORY EXTENSION PROGRAM				983,000				983,000

Provision of Extension Services				983,000				983,000

Sub-total, Operations		108,685,000		86,782,000		8,800,000		204,267,000

TOTAL NEW APPROPRIATIONS	₱	141,215,000	₱	105,651,000	₱	8,800,000	₱	255,666,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	96,403

Total Permanent Positions	96,403

Other Compensation Common to All
Personnel Economic Relief Allowance	5,280
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	1,320
Honoraria	992
Mid-Year Bonus - Civilian	8,033
Year End Bonus	8,034
Cash Gift	1,100

772	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Productivity Enhancement Incentive	1,100
Step Increment	241

Total Other Compensation Common to All	26,220

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	460

Total Other Compensation for Specific Groups	460

Other Benefits
PAG-IBIG Contributions	264
PhilHealth Contributions	1,355
Employees Compensation Insurance Premiums	264
Terminal Leave	15,354

Total Other Benefits	17,237

Non-Permanent Positions	895

Total Personnel Services	141,215

Maintenance and Other Operating Expenses
Travelling Expenses	2,740
Training and Scholarship Expenses	3,101
Supplies and Materials Expenses	8,873
Utility Expenses	8,799
Communication Expenses	2,640
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	615
Professional Services	8,753
General Services	5,233
Repairs and Maintenance	3,553
Financial Assistance/Subsidy	52,786
Taxes, Insurance Premiums and Other Fees	859
Labor and Wages	57
Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses	6,642

Total Maintenance and Other Operating Expenses	105,651

Total Current Operating Expenditures	246,866

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,960
Machinery and Equipment Outlay	3,960
Furniture, Fixtures and Books Outlay	880

Total Capital Outlays	8,800

TOTAL NEW APPROPRIATIONS	255,666

JANUARY 3, 2022	OFFICIAL GAZETTE	773
STATE UNIVERSITIES AND COLLEGES

R.3. MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	4,790,599,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	566,919,000	₱	132,474,000	₱		₱	699,393,000
Support to Operations		91,293,000		3,477,000				94,770,000
Operations		2,402,915,000		488,559,000		1,104,962,000		3,996,436,000

HIGHER EDUCATION PROGRAM		2,258,515,000		478,388,000		1,104,962,000		3,841,865,000
ADVANCED EDUCATION PROGRAM		12,718,000		964,000				13,682,000
RESEARCH PROGRAM		97,379,000		7,206,000				104,585,000
TECHNICAL ADVISORY EXTENSION PROGRAM		34,303,000		2,001,000				36,304,000

TOTAL NEW APPROPRIATIONS	₱	3,061,127,000	₱	624,510,000	₱	1,104,962,000	₱	4,790,599,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	436,962,000	₱	132,474,000	₱	₱	569,436,000

Region X - Northern Mindanao		25,095,000		15,629,000			40,724,000

Mindanao State University - Naawan		25,095,000		15,629,000			40,724,000
Region XII - SOCCSKSARGEN		49,765,000		11,608,000			61,373,000

Mindanao State University - General Santos		49,765,000		11,608,000			61,373,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		362,102,000		105,237,000			467,339,000

Mindanao State University - Maguindanao		38,997,000		7,570,000			46,567,000
Mindanao State University - Marawi		301,276,000		87,678,000			388,954,000
Mindanao State University - Sulu		21,829,000		9,989,000			31,818,000
Administration of Personnel Benefits		129,957,000					129,957,000

774	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region X - Northern Mindanao	1,288,000			1,288,000

Mindanao State University - Naawan	1,288,000			1,288,000
Region XII - SOCCSKSARGEN	811,000			811,000

Mindanao State University - General Santos	811,000			811,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	127,858,000			127,858,000

Mindanao State University - Maguindanao	4,361,000			4,361,000
Mindanao State University - Marawi	114,266,000			114,266,000
Mindanao State University - Sulu	9,231,000			9,231,000

Sub-total, General Administration and Support	566,919,000	132,474,000		699,393,000

Support to Operations
Auxiliary Services	91,293,000	3,477,000		94,770,000

Region X - Northern Mindanao	3,732,000	221,000		3,953,000

Mindanao State University - Naawan	3,732,000	221,000		3,953,000
Region XII - SOCCSKSARGEN	14,878,000	1,666,000		16,544,000

Mindanao State University - General Santos	14,878,000	1,666,000		16,544,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	72,683,000	1,590,000		74,273,000

Mindanao State University - Maguindanao	12,213,000	325,000		12,538,000
Mindanao State University - Marawi	58,748,000	733,000		59,481,000
Mindanao State University - Sulu	1,722,000	532,000		2,254,000

Sub-Total, Support to Operations	91,293,000	3,477,000		94,770,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	2,258,515,000	478,388,000	1,104,962,000	3,841,865,000

HIGHER EDUCATION PROGRAM	2,258,515,000	478,388,000	1,104,962,000	3,841,865,000

Provision of Higher Education Services	2,212,358,000	183,073,000		2,395,431,000

Region X - Northern Mindanao	86,062,000	4,401,000		90,463,000

Mindanao State University - Naawan	86,062,000	4,401,000		90,463,000
Region XII - SOCCSKSARGEN	286,392,000	16,545,000		302,937,000

Mindanao State University - General Santos	286,392,000	16,545,000		302,937,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,839,904,000	162,127,000		2,002,031,000

JANUARY 3, 2022	OFFICIAL GAZETTE	775
STATE UNIVERSITIES AND COLLEGES

Mindanao State University - Maguindanao	165,237,000	20,105,000		185,342,000
Mindanao State University - Marawi	1,518,626,000	137,963,000		1,656,589,000
Mindanao State University - Sulu	156,041,000	4,059,000		160,100,000
Project(s)
Locally-Funded Project(s)	46,157,000	295,315,000	1,104,962,000	1,446,434,000

Improvement of MSU-Maguindanao Technology Transfer Center			20,000,000	20,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			20,000,000	20,000,000

Mindanao State University - Maguindanao			20,000,000	20,000,000
Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment		20,900,000	33,000,000	53,900,000

Region X - Northern Mindanao		4,180,000	6,600,000	10,780,000

Mindanao State University - Naawan		4,180,000	6,600,000	10,780,000
Region XII - SOCCSKSARGEN		4,180,000	6,600,000	10,780,000

Mindanao State University - General Santos		4,180,000	6,600,000	10,780,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		12,540,000	19,800,000	32,340,000

Mindanao State University - Maguindanao		4,180,000	6,600,000	10,780,000
Mindanao State University - Marawi		4,180,000	6,600,000	10,780,000
Mindanao State University - Sulu		4,180,000	6,600,000	10,780,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000

Region X - Northern Mindanao		400,000		400,000

Mindanao State University - Naawan		400,000		400,000
Region XII - SOCCSKSARGEN		400,000		400,000

Mindanao State University - General Santos		400,000		400,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		1,200,000		1,200,000

Mindanao State University - Maguindanao		400,000		400,000
Mindanao State University - Marawi		400,000		400,000
Mindanao State University - Sulu		400,000		400,000
Establishment and/or Support to the College of Medicine, MSU - Marawi	24,086,000	2,400,000	75,000,000	101,486,000

776	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	24,086,000	2,400,000	75,000,000	101,486,000

Mindanao State University - Marawi	24,086,000	2,400,000	75,000,000	101,486,000
Establishment and/or Support to the College of Medicine, MSU - General Santos	21,571,000	6,955,000	21,962,000	50,488,000

Region XII - SOCCSKSARGEN	21,571,000	6,955,000	21,962,000	50,488,000

Mindanao State University - General Santos	21,571,000	6,955,000	21,962,000	50,488,000
Conduct of Activities for Sports and Culture Development		500,000		500,000

Region X - Northern Mindanao		100,000		100,000

Mindanao State University - Naawan		100,000		100,000
Region XII - SOCCSKSARGEN		100,000		100,000

Mindanao State University - General Santos		100,000		100,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		300,000		300,000

Mindanao State University - Maguindanao		100,000		100,000
Mindanao State University - Marawi		100,000		100,000
Mindanao State University - Sulu		100,000		100,000
Student Assistance Program		500,000		500,000

Region X - Northern Mindanao		100,000		100,000

Mindanao State University - Naawan		100,000		100,000
Region XII - SOCCSKSARGEN		100,000		100,000

Mindanao State University - General Santos		100,000		100,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		300,000		300,000

Mindanao State University - Maguindanao		100,000		100,000
Mindanao State University - Marawi		100,000		100,000
Mindanao State University - Sulu		100,000		100,000
Free Higher Education		261,060,000		261,060,000
ICT Modernization for MSU High Schools Main Campus - Marawi			950,000,000	950,000,000
Increase in Carrying Capacity of Nursing and Allied Health Programs	500,000	1,000,000	5,000,000	6,500,000
Higher education research improved to promote economic productivity and innovation	110,097,000	8,170,000		118,267,000

ADVANCED EDUCATION PROGRAM	12,718,000	964,000		13,682,000

JANUARY 3, 2022	OFFICIAL GAZETTE	777
STATE UNIVERSITIES AND COLLEGES

Provision of Advanced Education Services		12,718,000		964,000				13,682,000

Region XII - SOCCSKSARGEN				28,000				28,000

Mindanao State University - General Santos				28,000				28,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		12,718,000		936,000				13,654,000

Mindanao State University - Maguindanao		6,324,000		455,000				6,779,000
Mindanao State University - Marawi		6,394,000		481,000				6,875,000
RESEARCH PROGRAM		97,379,000		7,206,000				104,585,000

Conduct of Research Services		97,379,000		7,206,000				104,585,000

Region X - Northern Mindanao		36,003,000		1,057,000				37,060,000

Mindanao State University - Naawan		36,003,000		1,057,000				37,060,000
Region XII - SOCCSKSARGEN		7,032,000		1,261,000				8,293,000

Mindanao State University - General Santos		7,032,000		1,261,000				8,293,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		54,344,000		4,888,000				59,232,000

Mindanao State University - Maguindanao		8,343,000		1,008,000				9,351,000
Mindanao State University - Marawi		38,595,000		3,145,000				41,740,000
Mindanao State University - Sulu		7,406,000		735,000				8,141,000
Community engagement increased		34,303,000		2,001,000				36,304,000

TECHNICAL ADVISORY EXTENSION PROGRAM		34,303,000		2,001,000				36,304,000

Provision of Extension Services		34,303,000		2,001,000				36,304,000

Region X - Northern Mindanao		6,871,000		235,000				7,106,000

Mindanao State University - Naawan		6,871,000		235,000				7,106,000
Region XII - SOCCSKSARGEN		3,271,000		361,000				3,632,000

Mindanao State University - General Santos		3,271,000		361,000				3,632,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		24,161,000		1,405,000				25,566,000

Mindanao State University - Maguindanao		6,928,000		678,000				7,606,000
Mindanao State University - Marawi		17,233,000		727,000				17,960,000

Sub-total, Operations		2,402,915,000		488,559,000		1,104,962,000		3,996,436,000

TOTAL NEW APPROPRIATIONS	₱	3,061,127,000	₱	624,510,000	₱	1,104,962,000	₱	4,790,599,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

778	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,221,200

Total Permanent Positions	2,221,200

Other Compensation Common to All
Personnel Economic Relief Allowance	101,784
Representation Allowance	4,824
Transportation Allowance	4,764
Clothing and Uniform Allowance	25,446
Honoraria	4,410
Mid-Year Bonus - Civilian	185,099
Year End Bonus	185,099
Cash Gift	21,205
Productivity Enhancement Incentive	21,205
Step Increment	5,552

Total Other Compensation Common to All	559,388

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,383
Lump-sum for filling of Positions - Civilian	4,301
Lump-sum for NBC 308	15,783
Lump-sum for Personnel Services	46,157

Total Other Compensation for Specific Groups	69,624

Other Benefits
PAG-IBIG Contributions	5,090
PhilHealth Contributions	32,675
Employees Compensation Insurance Premiums	5,090
Loyalty Award - Civilian	70
Terminal Leave	125,656

Total Other Benefits	168,581

Non-Permanent Positions	42,334

Total Personnel Services	3,061,127

Maintenance and Other Operating Expenses
Travelling Expenses	28,956
Training and Scholarship Expenses	21,768
Supplies and Materials Expenses	52,025
Utility Expenses	79,330
Communication Expenses	8,886
Awards/Rewards and Prizes	1,993
Survey, Research, Exploration and Development Expenses	1,030
Confidential, Intelligence and Extraordinary Expenses

JANUARY 3, 2022	OFFICIAL GAZETTE	779
STATE UNIVERSITIES AND COLLEGES

Extraordinary and Miscellaneous Expenses	801
Professional Services	7,222
General Services	31,804
Repairs and Maintenance	37,665
Financial Assistance/Subsidy	262,399
Taxes, Insurance Premiums and Other Fees	2,797
Labor and Wages	145
Other Maintenance and Operating Expenses
Advertising Expenses	286
Printing and Publication Expenses	1,856
Representation Expenses	559
Transportation and Delivery Expenses	169
Rent/Lease Expenses	1,829
Membership Dues and Contributions to Organizations	237
Other Maintenance and Operating Expenses	82,753

Total Maintenance and Other Operating Expenses	624,510

Total Current Operating Expenditures	3,685,637

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	131,812
Machinery and Equipment Outlay	969,850
Furniture, Fixtures and Books Outlay	3,300

Total Capital Outlays	1,104,962

TOTAL NEW APPROPRIATIONS	4,790,599

R.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	676,117,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	84,700,000	₱	28,512,000	₱		₱	113,212,000
Support to Operations		33,904,000		2,599,000				36,503,000
Operations		414,406,000		71,674,000		40,322,000		526,402,000

HIGHER EDUCATION PROGRAM		382,578,000		64,372,000		40,322,000		487,272,000
ADVANCED EDUCATION PROGRAM		14,930,000		2,035,000				16,965,000
RESEARCH PROGRAM		11,233,000		3,713,000				14,946,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,665,000		1,554,000				7,219,000

TOTAL NEW APPROPRIATIONS	₱	533,010,000	₱	102,785,000	₱	40,322,000	₱	676,117,000

780	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,101,000	₱	28,512,000	₱		₱	90,613,000
Administration of Personnel Benefits		22,599,000						22,599,000

Sub-total, General Administration and Support		84,700,000		28,512,000				113,212,000

Support to Operations
Auxiliary Services		33,904,000		2,599,000				36,503,000

Sub-total, Support to Operations		33,904,000		2,599,000				36,503,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		382,578,000		64,372,000		40,322,000		487,272,000

HIGHER EDUCATION PROGRAM		382,578,000		64,372,000		40,322,000		487,272,000

Provision of Higher Education Services		382,578,000		43,307,000		5,000,000		430,885,000
Project(s)
Locally-Funded Project(s)				21,065,000		35,322,000		56,387,000

Construction of Seaweed Research and Development Center						32,922,000		32,922,000
Infrastructure and Smart Campus Development,
Operationalization of Face-to-Face Classes and
Upgrading/Procurement of Equipment				1,500,000		2,400,000		3,900,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				16,565,000				16,565,000
Higher education research improved to promote economic productivity and innovation		26,163,000		5,748,000				31,911,000

ADVANCED EDUCATION PROGRAM		14,930,000		2,035,000				16,965,000

JANUARY 3, 2022	OFFICIAL GAZETTE	781
STATE UNIVERSITIES AND COLLEGES

Provision of Advanced Education Services		14,930,000		2,035,000				16,965,000
RESEARCH PROGRAM		11,233,000		3,713,000				14,946,000

Conduct of Research Services		11,233,000		3,713,000				14,946,000
Community engagement increased		5,665,000		1,554,000				7,219,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,665,000		1,554,000				7,219,000

Provision of Extension Services		5,665,000		1,554,000				7,219,000

Sub-total, Operations		414,406,000		71,674,000		40,322,000		526,402,000

TOTAL NEW APPROPRIATIONS	₱	533,010,000	₱	102,785,000	₱	40,322,000	₱	676,117,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	384,047

Total Permanent Positions	384,047

Other Compensation Common to All
Personnel Economic Relief Allowance	21,144
Representation Allowance	846
Transportation Allowance	846
Clothing and Uniform Allowance	5,286
Honoraria	1,511
Mid-Year Bonus - Civilian	32,003
Year End Bonus	32,003
Cash Gift	4,405
Productivity Enhancement Incentive	4,405
Step Increment	960

Total Other Compensation Common to All	103,409

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	99
Lump-sum for NBC 308	2,000

Total Other Compensation for Specific Groups	2,099

Other Benefits
PAG-IBIG Contributions	1,056
PhilHealth Contributions	5,937
Employees Compensation Insurance Premiums	1,056
Loyalty Award - Civilian	2,525

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Terminal Leave	22,599

Total Other Benefits	33,173

Non-Permanent Positions	10,282

Total Personnel Services	533,010

Maintenance and Other Operating Expenses
Travelling Expenses	4,900
Training and Scholarship Expenses	18,002
Supplies and Materials Expenses	15,169
Utility Expenses	18,290
Communication Expenses	4,324
Survey, Research, Exploration and Development Expenses	2,170
Professional Services	940
General Services	2,142
Repairs and Maintenance	7,682
Financial Assistance/Subsidy	17,065
Other Maintenance and Operating Expenses
Advertising Expenses	400
Printing and Publication Expenses	789
Representation Expenses	700
Other Maintenance and Operating Expenses	10,212

Total Maintenance and Other Operating Expenses	102,785

Total Current Operating Expenditures	635,795

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	34,002
Machinery and Equipment Outlay	6,080
Furniture, Fixtures and Books Outlay	240

Total Capital Outlays	40,322

TOTAL NEW APPROPRIATIONS	676,117

R.5. SULU STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	218,721,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	37,851,000	₱	7,090,000	₱		₱	44,941,000
Operations		87,237,000		76,043,000		10,500,000		173,780,000

HIGHER EDUCATION PROGRAM		87,237,000		74,383,000		10,500,000		172,120,000

JANUARY 3, 2022	OFFICIAL GAZETTE	783
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM				830,000				830,000
TECHNICAL ADVISORY EXTENSION PROGRAM				830,000				830,000

TOTAL NEW APPROPRIATIONS	₱	125,088,000	₱	83,133,000	₱	10,500,000	₱	218,721,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,652,000	₱	7,090,000	₱		₱	27,742,000
Administration of Personnel Benefits		17,199,000						17,199,000

Sub-total, General Administration and Support		37,851,000		7,090,000				44,941,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		87,237,000		74,383,000		10,500,000		172,120,000

HIGHER EDUCATION PROGRAM		87,237,000		74,383,000		10,500,000		172,120,000

Provision of Higher Education Services		86,237,000		7,450,000				93,687,000
Project(s)
Locally-Funded Project(s)		1,000,000		66,933,000		10,500,000		78,433,000

Infrastructure and Smart Campus Development,
Operationalization of Face-to-Face Classes and
Upgrading/Procurement of Equipment				3,500,000		5,500,000		9,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				59,933,000				59,933,000
Increase in Carrying Capacity of Nursing and Allied Health Programs		1,000,000		500,000		5,000,000		6,500,000
Higher education research improved to promote economic productivity and innovation				830,000				830,000

RESEARCH PROGRAM				830,000				830,000

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Conduct of Research Services				830,000				830,000
Community engagement increased				830,000				830,000

TECHNICAL ADVISORY EXTENSION PROGRAM				830,000				830,000

Provision of Extension Services				830,000				830,000

Sub-total, Operations		87,237,000		76,043,000		10,500,000		173,780,000

TOTAL NEW APPROPRIATIONS	₱	125,088,000	₱	83,133,000	₱	10,500,000	₱	218,721,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	78,926

Total Permanent Positions	78,926

Other Compensation Common to All
Personnel Economic Relief Allowance	4,464
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,116
Honoraria	553
Mid-Year Bonus - Civilian	6,577
Year End Bonus	6,577
Cash Gift	930
Productivity Enhancement Incentive	930
Step Increment	197

Total Other Compensation Common to All	21,668

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions - Civilian	201
Lump-sum for Personnel Services	1,000

Total Other Compensation for Specific Groups	1,221

Other Benefits
PAG-IBIG Contributions	224
PhilHealth Contributions	1,085
Employees Compensation Insurance Premiums	224
Terminal Leave	17,660

Total Other Benefits	19,193

JANUARY 3, 2022	OFFICIAL GAZETTE	785
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	4,080

Total Personnel Services	125,088

Maintenance and Other Operating Expenses
Travelling Expenses	2,900
Training and Scholarship Expenses	1,987
Supplies and Materials Expenses	3,030
Utility Expenses	3,740
Communication Expenses	800
Survey, Research, Exploration and Development Expenses	1,230
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	480
General Services	2,420
Repairs and Maintenance	410
Financial Assistance/Subsidy	60,433
Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses	5,583

Total Maintenance and Other Operating Expenses	83,133

Total Current Operating Expenditures	208,221

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,475
Machinery and Equipment Outlay	7,475
Furniture, Fixtures and Books Outlay	550

Total Capital Outlays	10,500

TOTAL NEW APPROPRIATIONS	218,721

R.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	147,243,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	39,530,000	₱	8,738,000	₱		₱	48,268,000
Operations		68,967,000		27,508,000		2,500,000		98,975,000

HIGHER EDUCATION PROGRAM		68,967,000		27,508,000		2,500,000		98,975,000

TOTAL NEW APPROPRIATIONS	₱	108,497,000	₱	36,246,000	₱	2,500,000	₱	147,243,000

New Appropriations, by Programs/Activities/Projects

786	OFFICIAL GAZETTE	VOL. 118, NO. 1
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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,958,000	₱	8,738,000	₱		₱	25,696,000
Administration of Personnel Benefits		22,572,000						22,572,000

Sub-total, General Administration and Support		39,530,000		8,738,000				48,268,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		68,967,000		27,508,000		2,500,000		98,975,000

HIGHER EDUCATION PROGRAM		68,967,000		27,508,000		2,500,000		98,975,000

Provision of Higher Education Services		68,967,000		2,336,000				71,303,000
Project(s)
Locally-Funded Project(s)				25,172,000		2,500,000		27,672,000

Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment				2,000,000		2,500,000		4,500,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Student Assistance Program				500,000				500,000
Free Higher Education				20,172,000				20,172,000

Sub-total, Operations		68,967,000		27,508,000		2,500,000		98,975,000

TOTAL NEW APPROPRIATIONS	₱	108,497,000	₱	36,246,000	₱	2,500,000	₱	147,243,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,500

JANUARY 3, 2022	OFFICIAL GAZETTE	787
STATE UNIVERSITIES AND COLLEGES

Total Permanent Positions	62,500

Other Compensation Common to All
Personnel Economic Relief Allowance	3,720
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	930
Honoraria	1,888
Mid-Year Bonus - Civilian	5,207
Year End Bonus	5,208
Cash Gift	775
Productivity Enhancement Incentive	775
Step Increment	156

Total Other Compensation Common to All	18,983

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	444

Total Other Compensation for Specific Groups	457

Other Benefits
PAG-IBIG Contributions	186
PhilHealth Contributions	873
Employees Compensation Insurance Premiums	186
Terminal Leave	22,572

Total Other Benefits	23,817

Non-Permanent Positions	2,740

Total Personnel Services	108,497

Maintenance and Other Operating Expenses
Travelling Expenses	1,867
Training and Scholarship Expenses	1,198
Supplies and Materials Expenses	2,029
Utility Expenses	2,248
Communication Expenses	860
Survey, Research, Exploration and Development Expenses	1,000
Confidential, Intelligence and Extraordinary
Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	707
Repairs and Maintenance	1,071
Financial Assistance/Subsidy	20,672
Taxes, Insurance Premiums and Other Fees	55
Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses	4,429

Total Maintenance and Other Operating Expenses	36,246

Total Current Operating Expenditures	144,743

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GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,125
Machinery and Equipment Outlay	1,125
Furniture, Fixtures and Books Outlay	250

Total Capital Outlays	2,500

TOTAL NEW APPROPRIATIONS	147,243

Special Provision(s) Applicable to the State Universities and Colleges

1. Tuition Fees and School Charges. SUCs are authorized to collect tuition fees and other necessary school charges in accordance with R.A. No. 8292 (Higher Education Modernization Act of 1997) without prejudice to the provisions of R.A. No. 10931 or the Universal Access to Quality Tertiary Education Act.

All income from tuition fees and other school charges shall be retained and deposited by SUCs in an authorized government depository bank. In case there are no government banks in the locality, such income may be deposited in non-government banks, subject to BSP Circular No. 110 dated June 14, 1996.

Said income, including the amounts appropriated herein, shall be used primarily for programs and projects that directly support the core mandate of SUCs and creation of additional positions as well as payment of Magna Carta Benefits of Public Health Workers subject to guidelines issued jointly by the DBM, CHED and COA. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

Disbursements or expenditures by the SUCs in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of SUCs and their web administrators or their equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs’ websites.

2. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of hospitals or medical centers under SUCs shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospitals in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of the SUCs and their web administrators or their equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs’ websites.

3. Free Higher Education for State Universities and Colleges. The amount appropriated herein for Free Higher Education shall be used to cover the cost of tertiary education for all Filipino students enrolled in SUCs, pursuant to R.A. NO. 10931 and its implementing rules and regulations.

Release of funds shall be subject to the submission of the program of receipts and expenditures based on the actual number of enrollees and fees authorized under R.A. No. 10931 and duly approved by the board of regents/trustees of SUCs and the submission of Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. 292.

4. Income from Intellectual Property. Income derived from the sale, marketing and commercialization of intellectual property created by the faculty and personnel of SUCs shall accrue to the SUCs in accordance with Sections 30 and 178 of R.A. No. 8293 (Intellectual Property Code of the Philippines).

5. State Universities and Colleges Programs and Course Offerings. SUCs shall maintain only programs and courses that directly support their core mandate and may open only programs and courses aligned with global innovation platforms of Science, Technology, Engineering, Agri-fisheries and Mathematics as well as the priorities of the government in key growth areas, such as semiconductor and electronics, business process outsourcing, tourism, general infrastructure, and other priority manufacturing industries, subject to the approval of their governing boards and the CHED in accordance with R.A. No. 8292 and guideline issued by the CHED. The funding requirements shall be charged against internally-generated income, subject to the guidelines issued jointly by the DBM and CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

6. Program of Receipts and Expenditures. SUCs shall submit to the DBM and CHED not later than November 15 of the preceding year a copy of their Program of Receipts and Expenditures (PREs) for the current year as approved by their respective governing boards pursuant to R.A. No. 8292. They shall likewise submit to the DBM not later than March 1 of the current year their respective audited financial statements for the immediately preceding year.

The PREs shall include: (i) a statement of receipts and expenditures consistent with the COA Chart of Accounts; (ii) all receipts from internally-generated income and the proposed appropriations under the FY 2022 National Expenditure Program; and (iii) proposed expenditures.

7. Implementation of Face-to-Face Classes. The amount appropriated herein for maintenance and other operating expenses under the Infrastructure and Smart Campus Development, Operationalization of Face-to-Face Classes and Upgrading/Procurement of Equipment shall be used in preparing the SUCs for the

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implementation of Face-to-Face classes subject to existing safety protocols and standards, and the guidelines on the gradual reopening of campuses of higher education institutions for limited Face-to-Face classes.

This amount may be used for the following:

(a) Modifying the layout and improving ventilation of classrooms, laboratories, and other spaces;

(b) COVID-19 testing of faculty and staff, including the purchase of COVID-19 testing machine and other commodities;

(c) Providing assistance for the mobility of students, faculty, and staff, including purchase of bicycles and other non-motorized modes of transportation, as far as practicable; and

(d) Purchasing the necessary supplies, equipment, and tools to ensure compliance with existing safety protocols and standards.

This provision shall be subject to the rules on modification in the allotment as provided in the general provisions of this Act.

(CONDITIONAL IMPLEMENTATION – President’s Veto Message, December 30, 2021, Volume I-B, page 813, R.A. No. 11639)

8. Research and Development Projects. The funds intended for new research and development projects undertaken by SUCs shall be used for research and development projects that are consistent with, and directly related to, the priority programs of the government under the Philippine Development Plan (2017-2022). This may include the promotion and enhancement of protected areas through sustainable management and ecotourism development. For this purpose, the SUCs, in coordination with the LGUs and with the technical assistance of the Department of Environment and Natural Resources, may consider in their research program the mapping and inventory of the biodiversity of the province.

The Presidents of the SUCs and the SUCs’ web administrators or his/her equivalent shall be responsible for ensuring that the annual report on the utilization of funds, including the list of recipient public or private entities, status of research being undertaken, and the amount released and utilized for each project are posted on the SUCs’ websites.

9. Creation, Conversion or Reclassification of Positions. SUCs may be allowed to create, convert, or reclassify positions as long as there is an authorized allocation for the purpose as appearing in their respective PREs or through scrap and build policy. SUCs shall likewise observe the following in the creation, conversion or reclassification of positions: (i) the number of positions to be created shall be the same or less than the number of positions abolished except with respect to teaching positions; (ii) the staffing modifications which will increase the number of lower level teaching positions may be allowed to augment inadequate teaching personnel; and (iii) there shall be no increase in the total amount of Personnel Services of the SUC.

10. Laboratory Classes of State Universities and Colleges. SUCs are allowed to maintain laboratory classes for their teaching education program in accordance with the policy of the CHED. SUCs operating laboratory classes shall maintain one (1) teacher for every twenty five (25) students in each laboratory class but not exceeding seven hundred fifty (750) students per SUC.

Secondary school teaching positions in excess of the required number of teachers for laboratory classes shall be transferred to the DepEd. Pending actual transfer, the funding requirements for said positions shall continually be paid by the host SUC.

11. Vocational and Practicum Training of Students. SUCs are authorized to avail the voluntary services of their students in the construction or repair of buildings and the fabrication or repair of equipment subject to the payment of hourly rate as may be determined by the SUCs but not to exceed four (4) hours a day.

They may likewise utilize services of students for academic, research, extension and administrative matters as part of practicum training subject to the payment of hourly rate as may be determined by the SUCs.

12. Release of Funds for Branches of State Universities and Colleges. SUCs shall release the allocation identified in the PREs directly to their branches without any reduction by the main campus.

13. Employment of Qualified Contractual and Part-Time Faculty. In the hiring of new faculty, whether to fill unfilled or newly created positions, priority shall be given to qualified contractual and/or part-time faculty.

14. Inclusion of Environment, Climate Change Adaptation and Mitigation, and Culture in the Curriculum. SUCs, in coordination with the Climate Change Commission (CCC), shall ensure that the following are integrated in the school curriculum to be taught and promoted:

a. Laws on the protection of the environment, and climate change adaptation and mitigation;

b. Environmental awareness and protection;

c. The National Service Training Program (NSTP);

d. Indigenous knowledge systems pertaining to agriculture, environment and cultural heritage, both tangible and intangible; and

e. Climate and Disaster Risk Assessment.

15. Enrollment of Foreign Students. Foreign students may be allowed to enroll in State Universities and Colleges provided they pass all the qualifying examinations and pay the full amount of tuition and other miscellaneous expenses. Foreign students may be admitted for enrollment only after all the qualified Filipino students applicants are enrolled and they shall not be entitled to any government subsidy for tertiary education. This provision shall be subject to the existing guidelines of CHED and reciprocity agreements between the Philippines and the foreign student’s country of origin or legal residence.

16. Technical Support to Local Government Units. SUCs, in coordination with the CCC and the Department of the Interior and Local Government, shall support LGUs in the preparation and enhancement of Local Climate Change Action Plans and Comprehensive Land Use and Development Plans, including the conduct of the climate and disaster risk assessment, and cascading or relevant climate-related capacities and technologies.

~~17. Exclusion of Lands Owned and Occupied by State Universities and Colleges from the Comprehensive Agrarian Reform Program. Consistent with Section 10 of R.A. No. 6657, as amended, land owned and occupied by SUCs for its current and future use shall be exempt from acquisition and distribution under the Comprehensive Agrarian Reform Program.~~

(DIRECT VETO – President’s Veto Message, December 30, 2021, Volume I-B, page 811, R.A. No. 11639)

18. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

19. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

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GENERAL SUMMARY

STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. University of the Philippines System	₱	13,890,165,000	₱	7,908,780,000	₱	2,593,084,000	₱	24,392,029,000

Sub-Total, University of the Philippines System		13,890,165,000		7,908,780,000		2,593,084,000		24,392,029,000

B. NATIONAL CAPITAL REGION (NCR)
B.1. Eulogio ‘Amang’ Rodriguez Institute of Science and Technology		225,399,000		162,839,000		30,445,000		418,683,000
B.2. Marikina Polytechnic College		130,409,000		64,293,000		956,000,000		1,150,702,000
B.3. Philippine Normal University		605,665,000		228,231,000		46,566,000		880,462,000
B.4. Philippine State College of Aeronautics		138,996,000		362,829,000		7,000,000		508,825,000
B.5. Polytechnic University of the Philippines		1,480,301,000		831,689,000		291,633,000		2,603,623,000
B.6. Rizal Technological University		399,958,000		531,441,000		39,830,000		971,229,000
B.7. Technological University of the Philippines		726,115,000		373,362,000		45,800,000		1,145,277,000

Sub-Total, NATIONAL CAPITAL REGION (NCR)		3,706,843,000		2,554,684,000		1,417,274,000		7,678,801,000

C. REGION I - ILOCOS
C.1. Don Mariano Marcos Memorial State University		930,187,000		303,341,000		335,145,000		1,568,673,000
C.2. Ilocos Sur Polytechnic State College		212,491,000		86,952,000		27,100,000		326,543,000
C.3. Mariano Marcos State University		671,412,000		224,436,000		168,848,000		1,064,696,000
C.4. North Luzon Philippines State College		60,224,000		50,285,000		30,300,000		140,809,000
C.5. Pangasinan State University		624,953,000		509,256,000		76,100,000		1,210,309,000
C.6. University of Northern Philippines		507,600,000		198,470,000		37,100,000		743,170,000

Sub-Total, REGION I - ILOCOS		3,006,867,000		1,372,740,000		674,593,000		5,054,200,000

D. CORDILLERA ADMINISTRATIVE REGION (CAR)
D.1. Abra State Institute of Science and Technology		168,914,000		86,548,000		6,400,000		261,862,000
D.2. Apayao State College		90,753,000		120,128,000		19,400,000		230,281,000
D.3. Benguet State University		580,568,000		200,940,000		11,150,000		792,658,000

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D.4. Ifugao State University	245,924,000	169,736,000	38,300,000	453,960,000
D.5. Kalinga State University	228,578,000	99,209,000	40,522,000	368,309,000
D.6. Mountain Province State University	190,802,000	154,255,000	34,055,000	379,112,000

Sub-Total, CORDILLERA ADMINISTRATIVE REGION (CAR)	1,505,539,000	830,816,000	149,827,000	2,486,182,000

E. REGION II - CAGAYAN VALLEY
E.1. Batanes State College	34,209,000	21,789,000	30,700,000	86,698,000
E.2. Cagayan State University	733,064,000	326,805,000	139,322,000	1,199,191,000
E.3. Isabela State University	891,086,000	374,750,000	92,707,000	1,358,543,000
E.4. Nueva Vizcaya State University	431,314,000	157,599,000	21,085,000	609,998,000
E.5. Quirino State University	151,710,000	103,524,000	28,900,000	284,134,000

Sub-Total, REGION II - CAGAYAN VALLEY	2,241,383,000	984,467,000	312,714,000	3,538,564,000

F. REGION III - CENTRAL LUZON
F.1. Aurora State College of Technology	89,076,000	93,941,000	6,100,000	189,117,000
F.2. Bataan Peninsula State University	363,590,000	263,612,000	63,300,000	690,502,000
F.3. Bulacan Agricultural State College	121,726,000	100,703,000	81,600,000	304,029,000
F.4. Bulacan State University	610,789,000	692,682,000	105,101,000	1,408,572,000
F.5. Central Luzon State University	646,987,000	300,905,000	66,371,000	1,014,263,000
F.6. Don Honorio Ventura State University	297,513,000	638,952,000	59,998,000	996,463,000
F.7. Nueva Ecija University of Science and Technology	462,275,000	498,005,000	115,418,000	1,075,698,000
F.8. Pampanga State Agricultural University	249,098,000	126,106,000	16,700,000	391,904,000
F.9. Philippine Merchant Marine Academy	108,050,000	156,106,000	1,050,000	265,206,000
F.10. President Ramon Magsaysay State University	270,672,000	189,583,000	58,240,000	518,495,000
F.11. Tarlac Agricultural University	224,407,000	131,554,000	43,687,000	399,648,000
F.12. Tarlac State University	350,113,000	461,899,000	65,184,000	877,196,000

Sub-Total, REGION III - CENTRAL LUZON	3,794,296,000	3,654,048,000	682,749,000	8,131,093,000

G. REGION IV A - CALABARZON
G.1. Batangas State University	496,436,000	1,068,604,000	424,961,000	1,990,001,000

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G.2. Cavite State University	536,477,000	867,461,000	193,330,000	1,597,268,000
G.3. Laguna State Polytechnic University	378,411,000	310,286,000	51,900,000	740,597,000
G.4. Southern Luzon State University	289,515,000	185,599,000	26,300,000	501,414,000
G.5. University of Rizal System	510,180,000	269,532,000	22,700,000	802,412,000

Sub-Total, REGION IV A - CALABARZON	2,211,019,000	2,701,482,000	719,191,000	5,631,692,000

H. REGION IV B - MIMAROPA
H.1. Marinduque State College	162,908,000	97,354,000	1,138,100,000	1,398,362,000
H.2. Mindoro State University	181,309,000	141,200,000	13,500,000	336,009,000
H.3. Occidental Mindoro State College	226,462,000	226,894,000	15,283,000	468,639,000
H.4. Palawan State University	402,969,000	392,082,000	32,800,000	827,851,000
H.5. Romblon State University	240,318,000	164,089,000	765,300,000	1,169,707,000
H.6. Western Philippines University	244,786,000	215,445,000	44,422,000	504,653,000

Sub-Total, REGION IV B - MIMAROPA	1,458,752,000	1,237,064,000	2,009,405,000	4,705,221,000

Sub-Total, REGION IV	3,669,771,000	3,938,546,000	2,728,596,000	10,336,913,000

I. REGION V - BICOL
I.1. Bicol State College of Applied Sciences and Technology	108,972,000	90,261,000	4,100,000	203,333,000
I.2. Bicol University	865,679,000	447,260,000	140,222,000	1,453,161,000
I.3. Camarines Norte State College	254,156,000	166,665,000	18,900,000	439,721,000
I.4. Camarines Sur Polytechnic Colleges	156,477,000	253,545,000	19,493,000	429,515,000
I.5. Catanduanes State University	350,248,000	152,320,000	28,800,000	531,368,000
I.6. Central Bicol State University of Agriculture	411,690,000	494,012,000	1,009,800,000	1,915,502,000
I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	122,198,000	83,493,000	6,900,000	212,591,000
I.8. Partido State University	271,273,000	134,710,000	28,400,000	434,383,000
I.9. Sorsogon State College	252,382,000	169,239,000	18,300,000	439,921,000

Sub-Total, REGION V - BICOL	2,793,075,000	1,991,505,000	1,274,915,000	6,059,495,000

J. REGION VI - WESTERN VISAYAS
J.I. Aklan State University	373,423,000	150,986,000	63,722,000	588,131,000

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J.2. Capiz State University	577,095,000	347,856,000	35,100,000	960,051,000
J.3. Carlos C. Hilado Memorial State College	278,555,000	228,674,000	32,700,000	539,929,000
J.4. Central Philippines State University	151,559,000	337,398,000	39,300,000	528,257,000
J.5. Guimaras State College	86,347,000	143,747,000	36,100,000	266,194,000
J.6. Iloilo Science and Technology University	437,327,000	364,213,000	41,900,000	843,440,000
J.7. Iloilo State University of Science and Technology	269,262,000	154,367,000	22,700,000	446,329,000
J.8. Northern Iloilo State University	341,066,000	229,712,000	37,050,000	607,828,000
J.9. Northern Negros State College of Science and Technology	104,482,000	131,503,000	47,900,000	283,885,000
J.10. University of Antique	253,224,000	282,527,000	43,500,000	579,251,000
J.11. West Visayas State University	1,252,527,000	477,008,000	142,921,000	1,872,456,000

Sub-Total, REGION VI - WESTERN VISAYAS	4,124,867,000	2,847,991,000	542,893,000	7,515,751,000

K. REGION VII - CENTRAL VISAYAS
K.1. Bohol Island State University	354,699,000	315,839,000	17,459,000	687,997,000
K.2. Cebu Normal University	315,609,000	201,713,000	94,000,000	611,322,000
K.3. Cebu Technological University	771,841,000	987,324,000	116,122,000	1,875,287,000
K.4. Negros Oriental State University	484,843,000	422,917,000	80,910,000	988,670,000
K.5. Siquijor State College	78,470,000	42,842,000	2,600,000	123,912,000

Sub-Total, REGION VII - CENTRAL VISAYAS	2,005,462,000	1,970,635,000	311,091,000	4,287,188,000

L. REGION VIII - EASTERN VISAYAS
L.1. Biliran Province State University	198,414,000	148,280,000	71,700,000	418,394,000
L.2. Eastern Samar State University	380,416,000	224,661,000	52,990,000	658,067,000
L.3. Eastern Visayas State University	410,414,000	211,291,000	21,700,000	643,405,000
L.4. Leyte Normal University	189,089,000	108,674,000	13,600,000	311,363,000
L.5. Northwest Samar State University	166,120,000	69,125,000	6,800,000	242,045,000
L.6. Palompon Polytechnic State University	168,117,000	89,156,000	5,800,000	263,073,000
L.7. Samar State University	230,951,000	147,397,000	43,153,000	421,501,000
L.8. Southern Leyte State University	299,774,000	171,353,000	41,200,000	512,327,000
L.9. University of Eastern Philippines	473,240,000	222,418,000	56,000,000	751,658,000
L.10. Visayas State University	631,083,000	353,530,000	63,959,000	1,048,572,000

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Sub-Total, REGION VIII - EASTERN VISAYAS	3,147,618,000	1,745,885,000	376,902,000	5,270,405,000

M. REGION IX - ZAMBOANGA PENINSULA
M.1. Basilan State College	81,364,000	99,422,000	53,100,000	233,886,000
M.2. J. H. Cerilles State College	168,822,000	139,321,000	39,050,000	347,193,000
M.3. Jose Rizal Memorial State University	357,970,000	319,579,000	48,250,000	725,799,000
M.4. Western Mindanao State University	655,165,000	220,917,000	91,100,000	967,182,000
M.5. Zamboanga City State Polytechnic College	148,259,000	137,968,000	30,200,000	316,427,000
M.6. Zamboanga State College of Marine Sciences and Technology	151,207,000	49,766,000	4,500,000	205,473,000

Sub-Total, REGION IX - ZAMBOANGA PENINSULA	1,562,787,000	966,973,000	266,200,000	2,795,960,000

N. REGION X - NORTHERN MINDANAO
N.1. Bukidnon State University	362,852,000	435,907,000	127,550,000	926,309,000
N.2. Camiguin Polytechnic State College	68,256,000	41,603,000	24,200,000	134,059,000
N.3. Central Mindanao University	517,063,000	288,076,000	124,120,000	929,259,000
N.4. MSU-Iligan Institute of Technology	828,940,000	402,446,000	106,500,000	1,337,886,000
N.5. Northern Bukidnon State College	32,662,000	163,660,000	2,100,000	198,422,000
N.6. Northwestern Mindanao State College of Science and Technology	69,028,000	151,778,000	5,000,000	225,806,000
N.7. University of Science and Technology of Southern Philippines - Cagayan de Oro Campus	314,181,000	463,773,000	86,300,000	864,254,000
N.8. University of Science and Technology of Southern Philippines - Claveria Campus	70,232,000	117,040,000	3,100,000	190,372,000

Sub-Total, REGION X - NORTHERN MINDANAO	2,263,214,000	2,064,283,000	478,870,000	4,806,367,000

O. REGION XI - DAVAO
O.1. Compostela Valley State College	43,002,000	93,866,000	32,600,000	169,468,000
O.2. Davao del Norte State College	82,977,000	102,550,000	30,600,000	216,127,000
O.3. Davao del Sur State College	85,265,000	81,925,000	36,000,000	203,190,000
O.4. Davao Oriental State University	133,460,000	110,430,000	49,922,000	293,812,000
O.5. Southern Philippines Agri-Business and Marine and Aquatic School of Technology	72,373,000	66,216,000	29,300,000	167,889,000
O.6. University of Southeastern Philippines	454,620,000	213,864,000	80,000,000	748,484,000

Sub-Total, REGION XI - DAVAO	871,697,000	668,851,000	258,422,000	1,798,970,000

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P. REGION XII - SOCCSKSARGEN
P.1. Cotabato Foundation College of Science and Technology		151,240,000		101,751,000		34,400,000		287,391,000
P.2. South Cotabato State College		28,623,000		28,843,000		10,030,000		67,496,000
P.3. Sultan Kudarat State University		299,843,000		203,979,000		49,050,000		552,872,000
P.4. University of Southern Mindanao		559,985,000		287,947,000		133,515,000		981,447,000

Sub-Total, REGION XII - SOCCSKSARGEN		1,039,691,000		622,520,000		226,995,000		1,889,206,000

Q. REGION XIII - CARAGA REGION
Q.1. Agusan del Sur State College of Agriculture and Technology		71,183,000		146,352,000		39,000,000		256,535,000
Q.2. Caraga State University		219,591,000		264,214,000		21,151,000		504,956,000
Q.3. Surigao del Sur State University		312,025,000		380,392,000		61,300,000		753,717,000
Q.4. Surigao State College of Technology		233,510,000		197,907,000		26,450,000		457,867,000

Sub-Total, REGION XIII - CARAGA		836,309,000		988,865,000		147,901,000		1,973,075,000

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)
R.1. Adiong Memorial Polytechnic State College		29,621,000		43,266,000		2,000,000		74,887,000
R.2. Cotabato State University		141,215,000		105,651,000		8,800,000		255,666,000
R.3. Mindanao State University		3,061,127,000		624,510,000		1,104,962,000		4,790,599,000
R.4. MSU-Tawi-Tawi College of Technology and Oceanography		533,010,000		102,785,000		40,322,000		676,117,000
R.5. Sulu State College		125,088,000		83,133,000		10,500,000		218,721,000
R.6. Tawi-Tawi Regional Agricultural College		108,497,000		36,246,000		2,500,000		147,243,000

Sub-Total, BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)		3,998,558,000		995,591,000		1,169,084,000		6,163,233,000

TOTAL NEW APPROPRIATIONS, STATE UNIVERSITIES AND COLLEGES	₱	54,458,142,000	₱	36,107,180,000	₱	13,612,110,000	₱	104,177,432,000

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IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,317,779,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	218,763,000	₱	291,252,000		₱	510,015,000
Support to Operations		147,630,000		124,524,000			272,154,000
Operations		295,666,000		239,944,000			535,610,000
NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		40,327,000		56,853,000			97,180,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		35,334,000		22,251,000			57,585,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		80,016,000		49,097,000			129,113,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		64,251,000		43,538,000			107,789,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		53,162,000		33,581,000			86,743,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM		15,656,000		21,277,000			36,933,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		6,920,000		13,347,000			20,267,000

TOTAL NEW APPROPRIATIONS	₱	662,059,000	₱	655,720,000		₱	1,317,779,000

Special Provision(s)

1. Proceeds from the Exploration, Development and Exploitation of Energy Resources. In addition to the amounts appropriated herein, Eight Hundred Twelve Million Seven Hundred Twenty Five Thousand Pesos (₱812,725,000) shall be used to finance energy resource development and exploitation programs and projects sourced from the fees and revenues collected from the exploration, development and exploitation of energy resources in accordance with Section 8 of P.D. No. 910 and Section 21 of R.A. No. 7638: Provided, That Five Hundred Million Pesos (₱500,000,000) shall be utilized exclusively for Electrification Programs which shall be broken down as follows:

(a) Three Hundred Million Pesos (₱300,000,000) for the electrification of identified areas in the following Distribution Utilities or Local Government Unit pursuant to the DOE’s Total Electrification Program:

i. Basilan Electric Cooperative

ii. Cagayan II Electric Cooperative

iii. Claveria Electric Cooperative

iv. Isabela II Electric Cooperative

v. Samar I Electric Cooperative

vi. Davao Del Norte Electric Cooperative

vii. Davao Del Sur Electric Cooperative

viii. Iloilo III Electric Cooperative;

(b) Five Million Pesos (₱5,000,000) for the administration expenses of the DOE’s Total Electrification Program; and

(c) One Hundred Ninety Five Million Pesos (₱195,000,000) for the Missionary Electrification of the National Power Corporation.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

JANUARY 3, 2022	OFFICIAL GAZETTE	797
DEPARTMENT OF ENERGY

2. Energy Virtual One-Stop Shop. The amount of Forty Million Eight Hundred Twenty Six Thousand Pesos (₱40,826,000) appropriated herein under the General Management and Supervision shall be exclusively used for the implementation of R.A. No. 11234 (Energy Virtual One-Stop Shop Act).

3. Assessment of the Potential of Waste-To-Energy Technology in the Philippines. The amount of Four Million Pesos (₱4,000,000) appropriated herein under Supervision and Regulation of Exploration, Development and Utilization of RE Resources and Technologies shall be exclusively used for the assessment of the Potential of Waste-To-Energy Technology in the Philippines pursuant to DOE’s powers and functions under R.A. No. 7638 (Department of Energy Act of 1992) and R.A. No. 9513 (Renewable Energy Act of 2008).

4. Energy Transition Studies. The amount of Twenty Million Pesos (₱20,000,000) appropriated herein under the National and Regional Energy Planning Program shall be exclusively used for Energy Transition Studies pursuant to DOE’s powers and functions under R.A. No. 7638.

5. Qualified Third Party Program. The amount of Four Million Two Hundred Fifty Thousand Pesos (₱4,250,000) appropriated herein under the General Management and Supervision shall be exclusively used for the increased roll out of the Qualified Third Party Program pursuant to R.A. No. 9136 (Electric Power Industry Reform Act of 2001).

6. Renewable Energy. The DOE shall strengthen the exploration, development, utilization and commercialization of renewable energy resources through the establishment of Renewable Energy Market, establishment of a Green Energy Option Program and encouraging the adoption of waste-to-energy facilities in accordance with R.A. No. 9513.

7. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	215,167,000	₱	291,252,000		₱	506,419,000
Administration of Personnel Benefits		3,596,000					3,596,000

Sub-total, General Administration and Support		218,763,000		291,252,000			510,015,000

Support to Operations
Provision of legal advice, legal counselling and legal support to service contract negotiations and hearings; serves as the official legislative liaison to the Congress of the Philippines		30,407,000		5,008,000			35,415,000
Formulation of policies, plans and programs relative to information and communications technology, geo-informatics and data information management. Ensures effective deployment, utilization and maintenance of ICT		28,953,000		49,363,000			78,316,000
Provision and conduct of laboratory services in support of exploration and development of indigenous energy resources, as well as, to promote energy efficiency through research and calibration testing		31,461,000		15,441,000			46,902,000

798	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Extension and enhancement of energy resource exploration, development and utilization; and energy industry management and control activities in the areas of Luzon, Visayas and Mindanao	56,809,000	54,712,000	111,521,000

Sub-total, Support to Operations	147,630,000	124,524,000	272,154,000

Operations
Required energy supply level attained	273,090,000	205,320,000	478,410,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM	40,327,000	56,853,000	97,180,000

Formulation, updating and monitoring of short, medium and long term national and regional energy policies, plans and programs	40,327,000	56,853,000	97,180,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM	35,334,000	22,251,000	57,585,000

Promotion of exploration, development and production of conventional energy resources	17,677,000	5,380,000	23,057,000
Supervision and regulation of exploration, development and production of conventional energy resources and technologies	17,657,000	16,871,000	34,528,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM	80,016,000	49,097,000	129,113,000

Promotion of renewable energy (RE) resources	15,239,000	6,789,000	22,028,000
Supervision and regulation of exploration, development and utilization of RE resources and technologies	64,777,000	42,308,000	107,085,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM	64,251,000	43,538,000	107,789,000

Promotion of plans and programs to ensure sustainable supply for the downstream oil and natural gas industries	12,393,000	2,083,000	14,476,000
Supervision and regulation of the downstream oil and natural gas industries	51,858,000	41,455,000	93,313,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM	53,162,000	33,581,000	86,743,000

Management of the restructured electric power industry	53,162,000	33,581,000	86,743,000
Sustainable consumption of energy promoted and achieved	22,576,000	34,624,000	57,200,000

ENERGY EFFICIENCY AND CONSERVATION PROGRAM	15,656,000	21,277,000	36,933,000

Supervision, development and implementation of energy efficiency and conservation programs (EECP) and projects	11,871,000	8,838,000	20,709,000
Promotion of EECP activities and projects	1,705,000	11,749,000	13,454,000
Conduct of energy audit services	2,080,000	690,000	2,770,000

JANUARY 3, 2022	OFFICIAL GAZETTE	799
DEPARTMENT OF ENERGY

ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		6,920,000		13,347,000		20,267,000

Promotion of research, development, demonstration and utilization of alternative fuels and technologies		6,920,000		13,347,000		20,267,000

Sub-total, Operations		295,666,000		239,944,000		535,610,000

TOTAL NEW APPROPRIATIONS	₱	662,059,000	₱	655,720,000	₱	1,317,779,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary						496,290

Total Permanent Positions						496,290

Other Compensation Common to All
Personnel Economic Relief Allowance						21,264
Representation Allowance						6,012
Transportation Allowance						5,712
Clothing and Uniform Allowance						5,316
Honoraria						500
Mid-Year Bonus - Civilian						41,358
Year End Bonus						41,358
Cash Gift						4,430
Productivity Enhancement Incentive						4,430
Step Increment						1,239

Total Other Compensation Common to All						131,619

Other Compensation for Specific Groups
Magna Carta for Public Health Workers						60
Magna Carta for Science & Technology Personnel						17,348
Anniversary Bonus - Civilian						2,664

Total Other Compensation for Specific Groups						20,072

Other Benefits
PAG-IBIG Contributions						1,065
PhilHealth Contributions						7,887
Employees Compensation Insurance Premiums						1,065
Loyalty Award - Civilian						465
Terminal Leave						3,596

Total Other Benefits						14,078

Total Personnel Services						662,059

800	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	70,185
Training and Scholarship Expenses	12,993
Supplies and Materials Expenses	53,808
Utility Expenses	32,283
Communication Expenses	19,855
Awards/Rewards and Prizes	1,705
Survey, Research, Exploration and Development Expenses	1,474
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,242
Professional Services	80,491
General Services	124,688
Repairs and Maintenance	19,707
Taxes, Insurance Premiums and Other Fees	16,784
Other Maintenance and Operating Expenses
Advertising Expenses	3,917
Printing and Publication Expenses	6,680
Representation Expenses	36,638
Transportation and Delivery Expenses	1,121
Rent/Lease Expenses	74,071
Membership Dues and Contributions to Organizations	1,367
Subscription Expenses	76,689
Donations	17,022

Total Maintenance and Other Operating Expenses	655,720

Total Current Operating Expenditures	1,317,779

TOTAL NEW APPROPRIATIONS	1,317,779

JANUARY 3, 2022	OFFICIAL GAZETTE	801
DEPARTMENT OF ENERGY

GENERAL SUMMARY

DEPARTMENT OF ENERGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. OFFICE OF THE SECRETARY	₱	662,059,000	₱	655,720,000		₱	1,317,779,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENERGY	₱	662,059,000	₱	655,720,000		₱	1,317,779,000

802	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted projects as indicated hereunder	₱	18,969,016,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,986,900,000	₱	1,249,672,000	₱	539,500,000	₱	3,776,072,000
Support to Operations		1,084,630,000		899,037,000		134,706,000		2,118,373,000
Operations		4,356,319,000		5,423,379,000		3,294,873,000		13,074,571,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		527,888,000		1,051,947,000		11,000,000		1,590,835,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM		3,828,431,000		4,296,677,000		3,283,873,000		11,408,981,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM				74,755,000				74,755,000

TOTAL NEW APPROPRIATIONS	₱	7,427,849,000	₱	7,572,088,000	₱	3,969,079,000	₱	18,969,016,000

Special Provision(s)

1. Integrated Protected Areas Fund. In addition to the amounts appropriated herein, the following funding sources, constituted into the Integrated Protected Areas Fund (IPAF) shall be used to finance projects and activities of the National Integrated Protected Areas System (NIPAS) in accordance with Section 16 of R.A. No. 7586, as amended by R.A. No. 10629:

(a) Thirty Million Pesos (₱30,000,000) from the twenty-five percent (25%) income generated by each protected area from the operations of the NIPAS and management of wild flora and fauna, deposited with the National Treasury and released subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987; and

(b) Seventy-five percent (75%) income retained by each Protected Area Management Board (₱AMB), deposited in an authorized government depository bank.

In no case shall said amount be used for payment of Personnel Services.

2. Wildlife Management Fund. In addition to the amounts appropriated herein, the amount of Five Million Five Hundred Thousand Pesos (₱5,500,000) shall be used for the conservation and protection of wildlife resources sourced from fines, damages, fees, charges, donations, endowments, grants or contributions collected or granted within the jurisdiction of the DENR, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. National Land Titling Program. Of the amounts appropriated herein under Land Survey, Disposition and Records Management, One Hundred Million Pesos (₱100,000,000) shall be used for the first year implementation of the 10-Year National Land Titling Program.

4. Comprehensive Agrarian Reform Program. The amounts of Forty Eight Million One Hundred Seventy Eight Thousand Pesos (₱48,178,000) and One Hundred Seventy Million Four Hundred Twenty Eight Thousand Pesos (₱170,428,000) appropriated herein shall be used exclusively in support of the Land Survey and Distribution and Program Beneficiaries Development, respectively, under the Comprehensive Agrarian Reform Program.

5. Operational Plan for the Manila Bay Coastal Management Strategy. The amount of One Billion Six Hundred Twenty Three Million Five Hundred Three Thousand Pesos (₱1,623,503,000) appropriated herein shall be used for the implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to the Supreme Court Decision in Metropolitan Manila Development Authority, et al. vs. Concerned Citizens of Manila Bay, G.R. No. 171947-48 promulgated on December 18, 2008. The DENR shall submit the following documents to the DBM to facilitate the preparation and submission to the Supreme Court of the quarterly progressive report on the utilization of funds: (i) quarterly reports of Statement of Appropriations, Allotments, Obligations, Disbursements and Balances; and (ii) Work and Financial Plan.

6. National Greening Program. The amount of Two Billion Two Hundred Sixty Five Million Seven Hundred Forty Six Thousand Pesos (₱2,265,746,000) appropriated under Forest Development, Rehabilitation, Maintenance and Protection shall be used for the implementation of the National Greening Program (NGP).

The DENR shall coordinate with the SUCs in the establishment of nurseries including clonal nurseries, the conduct of forest research and mangrove reforestation activities and other similar activities within the scope of the NGP in their campuses.

JANUARY 3, 2022	OFFICIAL GAZETTE	803
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

7. Climate Change Information Management System. The DENR, pursuant to its mandate under the Climate Change Act, shall oversee the establishment and maintenance of a Climate Change Information Management System and Network, including climate change risks, activities and investments. The DENR, in coordination with the Department of Information and Communications Technology and other concerned agencies, shall integrate climate change-related information, including climate and disaster risk assessments, in the Philippine geoportal to enhance understanding on climate risks and apply in national and local development planning and program implementation.

8. Biodiversity Assessment and Monitoring System. The Biodiversity Management Bureau (BMB) shall develop and adopt guidelines for the proper conduct of resource valuation, risk assessments, and Biodiversity Offsetting Plan as part of the Biodiversity Assessment and Monitoring System intended for the Environmental Impact Statement System.

9. Foreshore Mapping and Master Planning Activities. Pursuant to the mandate in the Philippine Fisheries Code to establish fisherfolk settlements, the DENR shall implement its foreshore mapping and master planning activities in a manner that:

(a) Assists Local Government Units (LGUs) in incorporating fisherfolk settlements in their Comprehensive Land Use Plans (CLUPs); and

(b) Prioritizes identification of settlements for those with the most number of fisherfolk, often exposed to floods and surges, and are critical in the conservation and restoration of coastal resources and marine stocks.

The DENR shall include in its One Map Program the coastal areas for delineation and formalization in LGU CLUPs as settlements. These areas shall be nominated by the Bureau of Fisheries and Aquatic Resources (BFAR) in consultation with the fisherfolk organizations. In the interim, the DENR shall prioritize the delineation and establishment of the fisherfolk settlement in accordance with the Philippine Fisheries Code.

The DENR, in cooperation with BFAR and LGUs, shall implement necessary programs for fisherfolk seeking to collectively establish their settlements. The relevant offices identified by the DENR Secretary shall:

(a) Secure from BFAR the list of fisherfolk settlements that would benefit from the program. Thereafter, the DENR shall cause the due issuance of the tenurial instruments;

(b) Develop a new class of tenurial instrument for parcels of land that will form part of the delineated fisherfolk settlements. The said development shall be made in coordination with the Land Management Bureau and to be jointly administered with the BFAR and the LGU. The DENR, the respective LGUs and/or the fisherfolk organizations shall ensure that such tenurial instruments shall provide for activities and investments geared towards the overall preservation of coastal, marine and other wetland resources; and

(c) Disclose land of the public domain which may be utilized for the fisherfolk settlements.

10. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

11. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,639,701,000	₱	976,011,000	₱	539,500,000	₱	3,155,212,000

National Capital Region (NCR)		387,618,000		400,771,000		140,415,000		928,804,000

Central Office		297,338,000		242,734,000		84,715,000		624,787,000
Biodiversity Management Bureau (BMB)		7,819,000		23,953,000				31,772,000
Ecosystems Research and Development Bureau (ERDB)		22,175,000		24,583,000		34,400,000		81,158,000
Forest Management Bureau (FMB)		12,924,000		26,356,000		17,500,000		56,780,000
Land Management Bureau (LMB)		22,660,000		42,381,000				65,041,000
NCR - Proper		24,702,000		40,764,000		3,800,000		69,266,000

804	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region I - Ilocos	80,112,000	35,641,000	21,496,000	137,249,000

Regional Office I - Proper	25,333,000	12,512,000	9,762,000	47,607,000
PENRO Ilocos Norte	11,355,000	6,073,000	2,094,000	19,522,000
PENRO Ilocos Sur	17,088,000	5,997,000	2,300,000	25,385,000
PENRO La Union	7,882,000	3,412,000	1,460,000	12,754,000
PENRO Pangasinan	18,454,000	7,647,000	5,880,000	31,981,000
Cordillera Administrative Region (CAR)	89,631,000	52,011,000	51,797,000	193,439,000

Regional Office CAR - Proper	22,745,000	12,171,000	7,100,000	42,016,000
PENRO Abra	12,333,000	6,640,000	6,897,000	25,870,000
PENRO Apayao	12,187,000	6,640,000	2,500,000	21,327,000
PENRO Benguet	10,683,000	6,640,000	16,300,000	33,623,000
PENRO Ifugao	10,286,000	6,640,000	6,000,000	22,926,000
PENRO Kalinga	9,343,000	6,640,000	5,000,000	20,983,000
PENRO Mt. Province	12,054,000	6,640,000	8,000,000	26,694,000
Region II - Cagayan Valley	81,791,000	35,153,000	32,769,000	149,713,000

Regional Office II - Proper	19,505,000	9,574,000	7,269,000	36,348,000
PENRO Batanes	7,186,000	2,193,000	500,000	9,879,000
PENRO Cagayan	16,008,000	6,861,000	1,000,000	23,869,000
PENRO Isabela	17,348,000	8,170,000	9,000,000	34,518,000
PENRO Nueva Vizcaya	10,632,000	4,364,000		14,996,000
PENRO Quirino	11,112,000	3,991,000	15,000,000	30,103,000
Region III - Central Luzon	91,201,000	46,375,000	18,400,000	155,976,000

Regional Office III - Proper	22,123,000	15,869,000	3,800,000	41,792,000
PENRO Aurora	10,035,000	4,533,000	300,000	14,868,000
PENRO Bataan	9,416,000	4,455,000	6,500,000	20,371,000
PENRO Bulacan	12,058,000	4,445,000		16,503,000
PENRO Nueva Ecija	10,404,000	4,732,000	2,500,000	17,636,000
PENRO Pampanga	6,776,000	3,403,000		10,179,000
PENRO Tarlac	8,880,000	4,281,000		13,161,000
PENRO Zambales	11,509,000	4,657,000	5,300,000	21,466,000

JANUARY 3, 2022	OFFICIAL GAZETTE	805
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	76,633,000	63,539,000	27,800,000	167,972,000

Regional Office IVA - Proper	22,677,000	29,646,000	3,800,000	56,123,000
PENRO Batangas	12,679,000	5,828,000		18,507,000
PENRO Cavite	7,573,000	3,962,000	10,000,000	21,535,000
PENRO Laguna	9,637,000	5,036,000	10,000,000	24,673,000
PENRO Quezon	16,875,000	9,398,000	4,000,000	30,273,000
PENRO Rizal	7,192,000	9,669,000		16,861,000
Region IVB - MIMAROPA	66,410,000	38,864,000	10,159,000	115,433,000

Regional Office IVB - Proper	18,922,000	9,864,000	4,550,000	33,336,000
PENRO Marinduque	6,932,000	2,611,000		9,543,000
PENRO Occidental Mindoro	9,473,000	4,746,000	400,000	14,619,000
PENRO Oriental Mindoro	9,121,000	4,979,000	850,000	14,950,000
PENRO Palawan	16,195,000	14,214,000	4,209,000	34,618,000
PENRO Romblon	5,767,000	2,450,000	150,000	8,367,000
Region V - Bicol	79,758,000	30,845,000	20,460,000	131,063,000

Regional Office V - Proper	22,906,000	9,752,000	10,570,000	43,228,000
PENRO Albay	9,610,000	3,168,000	60,000	12,838,000
PENRO Camarines Norte	6,701,000	2,499,000	30,000	9,230,000
PENRO Camarines Sur	15,663,000	6,313,000	1,120,000	23,096,000
PENRO Catanduanes	6,914,000	2,443,000	3,530,000	12,887,000
PENRO Masbate	12,020,000	4,185,000	90,000	16,295,000
PENRO Sorsogon	5,944,000	2,485,000	5,060,000	13,489,000
Region VI - Western Visayas	87,745,000	36,002,000	32,834,000	156,581,000

Regional Office VI - Proper	19,840,000	12,515,000	15,300,000	47,655,000
PENRO Aklan	8,280,000	2,821,000		11,101,000
PENRO Antique	11,923,000	4,240,000	9,334,000	25,497,000
PENRO Capiz	9,056,000	2,792,000	1,200,000	13,048,000
PENRO Guimaras	6,444,000	2,557,000	450,000	9,451,000
PENRO Iloilo	16,031,000	5,767,000	6,550,000	28,348,000
PENRO Negros Occidental	16,171,000	5,310,000		21,481,000

806	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VII - Central Visayas	55,826,000	30,370,000	8,800,000	94,996,000

Regional Office VII - Proper	19,284,000	9,831,000	3,800,000	32,915,000
PENRO Bohol	8,894,000	6,351,000	5,000,000	20,245,000
PENRO Cebu	10,522,000	6,171,000		16,693,000
PENRO Negros Oriental	10,359,000	5,551,000		15,910,000
PENRO Siquijor	6,767,000	2,466,000		9,233,000
Region VIII - Eastern Visayas	74,532,000	38,311,000	16,300,000	129,143,000

Regional Office VIII - Proper	18,762,000	14,048,000	3,800,000	36,610,000
PENRO Biliran	7,543,000	2,389,000	1,500,000	11,432,000
PENRO Eastern Samar	8,166,000	4,025,000		12,191,000
PENRO Leyte	12,831,000	5,352,000		18,183,000
PENRO Northern Samar	8,905,000	3,980,000	11,000,000	23,885,000
PENRO Southern Leyte	8,933,000	3,723,000		12,656,000
PENRO Western Samar	9,392,000	4,794,000		14,186,000
Region IX - Zamboanga Peninsula	57,935,000	31,990,000	22,145,000	112,070,000

Regional Office IX - Proper	19,896,000	17,750,000	5,245,000	42,891,000
PENRO Zamboanga del Norte	13,201,000	5,647,000		18,848,000
PENRO Zamboanga del Sur	11,160,000	3,614,000		14,774,000
PENRO Zamboanga Sibugay	13,678,000	4,979,000	16,900,000	35,557,000
Region X - Northern Mindanao	83,069,000	33,667,000	32,900,000	149,636,000

Regional Office X - Proper	23,483,000	14,162,000	8,800,000	46,445,000
PENRO Bukidnon	17,175,000	6,345,000	19,600,000	43,120,000
PENRO Camiguin	5,275,000	1,979,000		7,254,000
PENRO Lanao del Norte	14,495,000	3,667,000	2,500,000	20,662,000
PENRO Misamis Occidental	11,334,000	3,788,000		15,122,000
PENRO Misamis Oriental	11,307,000	3,726,000	2,000,000	17,033,000
Region XI - Davao	87,069,000	33,350,000	29,200,000	149,619,000

Regional Office XI - Proper	19,901,000	10,833,000	3,800,000	34,534,000
PENRO Davao de Oro	13,851,000	4,202,000	13,500,000	31,553,000
PENRO Davao del Norte	12,939,000	4,086,000		17,025,000

JANUARY 3, 2022	OFFICIAL GAZETTE	807
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao del Sur	18,405,000	5,063,000	300,000	23,768,000
PENRO Davao Occidental	6,296,000	2,459,000	500,000	9,255,000
PENRO Davao Oriental	15,677,000	6,707,000	11,100,000	33,484,000
Region XII - SOCCSKSARGEN	159,162,000	35,097,000	13,550,000	207,809,000

Regional Office XII - Proper	31,290,000	14,627,000	4,300,000	50,217,000
PENRO North Cotabato	41,136,000	5,432,000	8,500,000	55,068,000
PENRO Sarangani	29,688,000	4,902,000		34,590,000
PENRO South Cotabato	29,016,000	5,042,000		34,058,000
PENRO Sultan Kudarat	28,032,000	5,094,000	750,000	33,876,000
Region XIII - Caraga	81,209,000	34,025,000	60,475,000	175,709,000

Regional Office XIII - Proper	20,779,000	11,021,000	7,300,000	39,100,000
PENRO Agusan del Norte	11,923,000	4,480,000	12,460,000	28,863,000
PENRO Agusan del Sur	16,644,000	7,364,000	18,880,000	42,888,000
PENRO Dinagat Islands	7,140,000	2,068,000	1,565,000	10,773,000
PENRO Surigao del Norte	10,308,000	3,870,000	8,510,000	22,688,000
PENRO Surigao del Sur	14,415,000	5,222,000	11,760,000	31,397,000
Human Resource Development	180,739,000	273,661,000		454,400,000

National Capital Region (NCR)	45,751,000	99,861,000		145,612,000

Central Office	37,578,000	83,296,000		120,874,000
Biodiversity Management Bureau (BMB)	942,000	2,158,000		3,100,000
Ecosystems Research and Development Bureau (ERDB)	1,783,000	2,158,000		3,941,000
Forest Management Bureau (FMB)	1,631,000	3,135,000		4,766,000
Land Management Bureau (LMB)	1,654,000	3,506,000		5,160,000
NCR - Proper	2,163,000	5,608,000		7,771,000
Region I - Ilocos	7,772,000	9,359,000		17,131,000

Regional Office I - Proper	5,238,000	3,859,000		9,097,000
PENRO Ilocos Norte	581,000	1,500,000		2,081,000
PENRO Ilocos Sur	831,000	1,500,000		2,331,000
PENRO La Union	285,000	500,000		785,000

808	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Pangasinan	837,000	2,000,000	2,837,000
Cordillera Administrative Region (CAR)	9,133,000	13,398,000	22,531,000

Regional Office CAR - Proper	5,004,000	3,798,000	8,802,000
PENRO Abra	829,000	1,600,000	2,429,000
PENRO Apayao	546,000	1,600,000	2,146,000
PENRO Benguet	831,000	1,600,000	2,431,000
PENRO Ifugao	831,000	1,600,000	2,431,000
PENRO Kalinga	546,000	1,600,000	2,146,000
PENRO Mt. Province	546,000	1,600,000	2,146,000
Region II - Cagayan Valley	10,369,000	13,109,000	23,478,000

Regional Office II - Proper	6,132,000	4,109,000	10,241,000
PENRO Batanes	864,000	500,000	1,364,000
PENRO Cagayan	831,000	2,500,000	3,331,000
PENRO Isabela	831,000	3,000,000	3,831,000
PENRO Nueva Vizcaya	857,000	1,500,000	2,357,000
PENRO Quirino	854,000	1,500,000	2,354,000
Region III - Central Luzon	7,742,000	14,199,000	21,941,000

Regional Office III - Proper	3,800,000	4,699,000	8,499,000
PENRO Aurora	581,000	1,500,000	2,081,000
PENRO Bataan	546,000	1,500,000	2,046,000
PENRO Bulacan		1,500,000	1,500,000
PENRO Nueva Ecija	831,000	1,500,000	2,331,000
PENRO Pampanga		500,000	500,000
PENRO Tarlac	1,984,000	1,500,000	3,484,000
PENRO Zambales		1,500,000	1,500,000
Region IVA - CALABARZON	11,223,000	10,020,000	21,243,000

Regional Office IVA - Proper	7,082,000	4,020,000	11,102,000
PENRO Batangas	831,000	1,500,000	2,331,000
PENRO Cavite	829,000	500,000	1,329,000
PENRO Laguna	826,000	1,000,000	1,826,000

JANUARY 3, 2022	OFFICIAL GAZETTE	809
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Quezon	826,000	2,500,000	3,326,000
PENRO Rizal	829,000	500,000	1,329,000
Region IVB - MIMAROPA	8,136,000	11,581,000	19,717,000

Regional Office IVB - Proper	5,411,000	4,081,000	9,492,000
PENRO Marinduque	546,000	500,000	1,046,000
PENRO Occidental Mindoro	546,000	1,500,000	2,046,000
PENRO Oriental Mindoro	541,000	1,500,000	2,041,000
PENRO Palawan	546,000	3,500,000	4,046,000
PENRO Romblon	546,000	500,000	1,046,000
Region V - Bicol	10,663,000	10,330,000	20,993,000

Regional Office V - Proper	5,938,000	4,330,000	10,268,000
PENRO Albay	829,000	1,000,000	1,829,000
PENRO Camarines Norte	826,000	500,000	1,326,000
PENRO Camarines Sur	831,000	2,000,000	2,831,000
PENRO Catanduanes	829,000	500,000	1,329,000
PENRO Masbate	864,000	1,500,000	2,364,000
PENRO Sorsogon	546,000	500,000	1,046,000
Region VI - Western Visayas	8,164,000	12,250,000	20,414,000

Regional Office VI - Proper	5,439,000	4,250,000	9,689,000
PENRO Aklan	546,000	1,000,000	1,546,000
PENRO Antique	546,000	1,500,000	2,046,000
PENRO Capiz		1,000,000	1,000,000
PENRO Guimaras	541,000	500,000	1,041,000
PENRO Iloilo	546,000	2,000,000	2,546,000
PENRO Negros Occidental	546,000	2,000,000	2,546,000
Region VII - Central Visayas	9,034,000	9,481,000	18,515,000

Regional Office VII - Proper	5,321,000	4,481,000	9,802,000
PENRO Bohol	854,000	1,500,000	2,354,000
PENRO Cebu	825,000	1,500,000	2,325,000
PENRO Negros Oriental	1,198,000	1,500,000	2,698,000

810	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Siquijor	836,000	500,000	1,336,000
Region VIII - Eastern Visayas	11,377,000	13,224,000	24,601,000

Regional Office VIII - Proper	6,043,000	4,724,000	10,767,000
PENRO Biliran	829,000	500,000	1,329,000
PENRO Eastern Samar	826,000	1,500,000	2,326,000
PENRO Leyte	826,000	2,000,000	2,826,000
PENRO Northern Samar	825,000	1,500,000	2,325,000
PENRO Southern Leyte	1,170,000	1,500,000	2,670,000
PENRO Western Samar	858,000	1,500,000	2,358,000
Region IX - Zamboanga Peninsula	8,803,000	9,862,000	18,665,000

Regional Office IX - Proper	6,856,000	3,862,000	10,718,000
PENRO Zamboanga del Norte	285,000	2,500,000	2,785,000
PENRO Zamboanga del Sur	831,000	1,500,000	2,331,000
PENRO Zamboanga Sibugay	831,000	2,000,000	2,831,000
Region X - Northern Mindanao	10,434,000	12,155,000	22,589,000

Regional Office X - Proper	6,564,000	4,655,000	11,219,000
PENRO Bukidnon	831,000	2,500,000	3,331,000
PENRO Camiguin	831,000	500,000	1,331,000
PENRO Lanao del Norte	831,000	1,500,000	2,331,000
PENRO Misamis Occidental	831,000	1,500,000	2,331,000
PENRO Misamis Oriental	546,000	1,500,000	2,046,000
Region XI - Davao	7,331,000	11,978,000	19,309,000

Regional Office XI - Proper	5,152,000	3,978,000	9,130,000
PENRO Davao de Oro	546,000	1,500,000	2,046,000
PENRO Davao del Norte	546,000	1,500,000	2,046,000
PENRO Davao del Sur	541,000	2,000,000	2,541,000
PENRO Davao Occidental		500,000	500,000
PENRO Davao Oriental	546,000	2,500,000	3,046,000
Region XII - SOCCSKSARGEN	3,860,000	10,981,000	14,841,000

Regional Office XII - Proper	1,433,000	4,981,000	6,414,000

JANUARY 3, 2022	OFFICIAL GAZETTE	811
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO North Cotabato	826,000	1,500,000	2,326,000
PENRO Sarangani		1,500,000	1,500,000
PENRO South Cotabato		1,500,000	1,500,000
PENRO Sultan Kudarat	1,601,000	1,500,000	3,101,000
Region XIII - Caraga	10,947,000	11,873,000	22,820,000

Regional Office XIII - Proper	6,488,000	4,373,000	10,861,000
PENRO Agusan del Norte	854,000	1,500,000	2,354,000
PENRO Agusan del Sur	1,117,000	2,500,000	3,617,000
PENRO Dinagat Islands	831,000	500,000	1,331,000
PENRO Surigao del Norte	826,000	1,000,000	1,826,000
PENRO Surigao del Sur	831,000	2,000,000	2,831,000
Administration of Personnel Benefits	166,460,000		166,460,000

National Capital Region (NCR)	22,140,000		22,140,000

Central Office	16,108,000		16,108,000
Biodiversity Management Bureau (BMB)	1,769,000		1,769,000
Ecosystems Research and Development Bureau (ERDB)	1,197,000		1,197,000
Forest Management Bureau (FMB)	2,411,000		2,411,000
Land Management Bureau (LMB)	130,000		130,000
NCR - Proper	525,000		525,000
Region I - Ilocos	4,792,000		4,792,000

Regional Office I - Proper	4,792,000		4,792,000
Cordillera Administrative Region (CAR)	9,077,000		9,077,000

Regional Office CAR - Proper	9,077,000		9,077,000
Region II - Cagayan Valley	5,482,000		5,482,000

Regional Office II - Proper	5,482,000		5,482,000
Region III - Central Luzon	7,681,000		7,681,000

Regional Office III - Proper	7,681,000		7,681,000
Region IVA - CALABARZON	9,215,000		9,215,000

Regional Office IVA - Proper	9,215,000		9,215,000

812	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVB - MIMAROPA	5,582,000			5,582,000

Regional Office IVB - Proper	5,582,000			5,582,000
Region V - Bicol	15,504,000			15,504,000

Regional Office V - Proper	15,504,000			15,504,000
Region VI - Western Visayas	3,747,000			3,747,000

Regional Office VI - Proper	3,747,000			3,747,000
Region VII - Central Visayas	3,780,000			3,780,000

Regional Office VII - Proper	3,780,000			3,780,000
Region VIII - Eastern Visayas	8,783,000			8,783,000

Regional Office VIII - Proper	8,783,000			8,783,000
Region IX - Zamboanga Peninsula	20,564,000			20,564,000

Regional Office IX - Proper	20,564,000			20,564,000
Region X - Northern Mindanao	5,312,000			5,312,000

Regional Office X - Proper	5,312,000			5,312,000
Region XI - Davao	18,175,000			18,175,000

Regional Office XI - Proper	18,175,000			18,175,000
Region XII - SOCCSKSARGEN	25,805,000			25,805,000

Regional Office XII - Proper	25,805,000			25,805,000
Region XIII - Caraga	821,000			821,000

Regional Office XIII - Proper	821,000			821,000

Sub-total, General Administration and Support	1,986,900,000	1,249,672,000	539,500,000	3,776,072,000

Support to Operations
Data Management including Systems Development and Maintenance	129,218,000	187,166,000	115,321,000	431,705,000

National Capital Region (NCR)	46,379,000	158,814,000	115,321,000	320,514,000

Central Office	25,182,000	155,348,000	115,321,000	295,851,000
Biodiversity Management Bureau (BMB)	6,006,000	800,000		6,806,000
Ecosystems Research and Development Bureau (ERDB)		800,000		800,000
Forest Management Bureau (FMB)	7,774,000	766,000		8,540,000

JANUARY 3, 2022	OFFICIAL GAZETTE	813
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Land Management Bureau (LMB)	5,479,000	500,000	5,979,000
NCR - Proper	1,938,000	600,000	2,538,000
Region I - Ilocos	5,968,000	1,380,000	7,348,000

Regional Office I - Proper	3,595,000	480,000	4,075,000
PENRO Ilocos Norte	592,000	240,000	832,000
PENRO Ilocos Sur	592,000	240,000	832,000
PENRO La Union	597,000	120,000	717,000
PENRO Pangasinan	592,000	300,000	892,000
Cordillera Administrative Region (CAR)	7,153,000	2,170,000	9,323,000

Regional Office CAR - Proper	3,601,000	340,000	3,941,000
PENRO Abra	592,000	305,000	897,000
PENRO Apayao	592,000	305,000	897,000
PENRO Benguet	592,000	305,000	897,000
PENRO Ifugao	592,000	305,000	897,000
PENRO Kalinga	592,000	305,000	897,000
PENRO Mt. Province	592,000	305,000	897,000
Region II - Cagayan Valley	6,856,000	2,000,000	8,856,000

Regional Office II - Proper	3,896,000	360,000	4,256,000
PENRO Batanes	592,000	120,000	712,000
PENRO Cagayan	592,000	440,000	1,032,000
PENRO Isabela	592,000	520,000	1,112,000
PENRO Nueva Vizcaya	592,000	280,000	872,000
PENRO Quirino	592,000	280,000	872,000
Region III - Central Luzon	7,404,000	2,520,000	9,924,000

Regional Office III - Proper	3,260,000	370,000	3,630,000
PENRO Aurora	592,000	300,000	892,000
PENRO Bataan	592,000	350,000	942,000
PENRO Bulacan	592,000	360,000	952,000
PENRO Nueva Ecija	592,000	300,000	892,000
PENRO Pampanga	592,000	120,000	712,000

814	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Tarlac	592,000	360,000	952,000
PENRO Zambales	592,000	360,000	952,000
Region IVA - CALABARZON	4,359,000	1,630,000	5,989,000

Regional Office IVA - Proper	3,182,000	377,000	3,559,000
PENRO Batangas		265,000	265,000
PENRO Cavite	592,000	125,000	717,000
PENRO Laguna		190,000	190,000
PENRO Quezon		555,000	555,000
PENRO Rizal	585,000	118,000	703,000
Region IVB - MIMAROPA	4,716,000	2,114,000	6,830,000

Regional Office IVB - Proper	1,756,000	1,045,000	2,801,000
PENRO Marinduque	592,000	195,000	787,000
PENRO Occidental Mindoro	592,000	200,000	792,000
PENRO Oriental Mindoro	592,000	267,000	859,000
PENRO Palawan	592,000	212,000	804,000
PENRO Romblon	592,000	195,000	787,000
Region V - Bicol	7,153,000	1,670,000	8,823,000

Regional Office V - Proper	3,601,000	360,000	3,961,000
PENRO Albay	592,000	240,000	832,000
PENRO Camarines Norte	592,000	100,000	692,000
PENRO Camarines Sur	592,000	340,000	932,000
PENRO Catanduanes	592,000	144,000	736,000
PENRO Masbate	592,000	366,000	958,000
PENRO Sorsogon	592,000	120,000	712,000
Region VI - Western Visayas	6,744,000	2,100,000	8,844,000

Regional Office VI - Proper	3,192,000	420,000	3,612,000
PENRO Aklan	592,000	120,000	712,000
PENRO Antique	592,000	360,000	952,000
PENRO Capiz	592,000	120,000	712,000
PENRO Guimaras	592,000	120,000	712,000

JANUARY 3, 2022	OFFICIAL GAZETTE	815
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Iloilo	592,000	480,000	1,072,000
PENRO Negros Occidental	592,000	480,000	1,072,000
Region VII - Central Visayas	4,868,000	1,320,000	6,188,000

Regional Office VII - Proper	3,087,000	360,000	3,447,000
PENRO Bohol		280,000	280,000
PENRO Cebu	597,000	280,000	877,000
PENRO Negros Oriental	592,000	280,000	872,000
PENRO Siquijor	592,000	120,000	712,000
Region VIII - Eastern Visayas	6,561,000	1,880,000	8,441,000

Regional Office VIII - Proper	3,601,000	360,000	3,961,000
PENRO Biliran	592,000	100,000	692,000
PENRO Eastern Samar	592,000	280,000	872,000
PENRO Leyte	592,000	300,000	892,000
PENRO Northern Samar	592,000	280,000	872,000
PENRO Southern Leyte	592,000	280,000	872,000
PENRO Western Samar		280,000	280,000
Region IX - Zamboanga Peninsula	5,365,000	1,658,000	7,023,000

Regional Office IX - Proper	4,181,000	360,000	4,541,000
PENRO Zamboanga del Norte		516,000	516,000
PENRO Zamboanga del Sur	592,000	348,000	940,000
PENRO Zamboanga Sibugay	592,000	434,000	1,026,000
Region X - Northern Mindanao	5,804,000	2,024,000	7,828,000

Regional Office X - Proper	2,844,000	360,000	3,204,000
PENRO Bukidnon	592,000	480,000	1,072,000
PENRO Camiguin	592,000	144,000	736,000
PENRO Lanao del Norte	592,000	360,000	952,000
PENRO Misamis Occidental	592,000	360,000	952,000
PENRO Misamis Oriental	592,000	320,000	912,000
Region XI - Davao	3,006,000	1,840,000	4,846,000

Regional Office XI - Proper	3,006,000	540,000	3,546,000

816	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Davao de Oro		250,000		250,000
PENRO Davao del Norte		250,000		250,000
PENRO Davao del Sur		300,000		300,000
PENRO Davao Occidental		150,000		150,000
PENRO Davao Oriental		350,000		350,000
Region XII - SOCCSKSARGEN	739,000	1,790,000		2,529,000

Regional Office XII - Proper	739,000	715,000		1,454,000
PENRO North Cotabato		270,000		270,000
PENRO Sarangani		265,000		265,000
PENRO South Cotabato		265,000		265,000
PENRO Sultan Kudarat		275,000		275,000
Region XIII - Caraga	6,143,000	2,256,000		8,399,000

Regional Office XIII - Proper	3,183,000	360,000		3,543,000
PENRO Agusan del Norte	592,000	250,000		842,000
PENRO Agusan del Sur	592,000	870,000		1,462,000
PENRO Dinagat Islands	592,000	156,000		748,000
PENRO Surigao del Norte	592,000	240,000		832,000
PENRO Surigao del Sur	592,000	380,000		972,000
Production and Dissemination of Technical and Popular Materials in the Conservation and Development of Natural Resources and Environmental Education, including an Encyclopedia on Biodiversity	80,703,000	125,452,000	6,305,000	212,460,000

National Capital Region (NCR)	41,554,000	94,517,000	6,305,000	142,376,000

Central Office	37,674,000	82,288,000	6,305,000	126,267,000
Biodiversity Management Bureau (BMB)		4,270,000		4,270,000
Ecosystems Research and Development Bureau (ERDB)	955,000	1,429,000		2,384,000
Forest Management Bureau (FMB)		1,932,000		1,932,000
Land Management Bureau (LMB)	330,000	730,000		1,060,000
NCR - Proper	2,595,000	3,868,000		6,463,000

JANUARY 3, 2022	OFFICIAL GAZETTE	817
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region I - Ilocos	2,902,000	1,874,000	4,776,000

Regional Office I - Proper	2,902,000	844,000	3,746,000
PENRO Ilocos Norte		259,000	259,000
PENRO Ilocos Sur		241,000	241,000
PENRO La Union		188,000	188,000
PENRO Pangasinan		342,000	342,000
Cordillera Administrative Region (CAR)	2,605,000	1,257,000	3,862,000

Regional Office CAR - Proper	2,605,000	987,000	3,592,000
PENRO Abra		45,000	45,000
PENRO Apayao		45,000	45,000
PENRO Benguet		45,000	45,000
PENRO Ifugao		45,000	45,000
PENRO Kalinga		45,000	45,000
PENRO Mt. Province		45,000	45,000
Region II - Cagayan Valley	2,595,000	2,152,000	4,747,000

Regional Office II - Proper	2,595,000	2,152,000	4,747,000
Region III - Central Luzon	1,909,000	2,146,000	4,055,000

Regional Office III - Proper	1,909,000	1,720,000	3,629,000
PENRO Aurora		87,000	87,000
PENRO Bataan		50,000	50,000
PENRO Bulacan		50,000	50,000
PENRO Nueva Ecija		62,000	62,000
PENRO Pampanga		53,000	53,000
PENRO Tarlac		54,000	54,000
PENRO Zambales		70,000	70,000
Region IVA - CALABARZON	2,590,000	1,721,000	4,311,000

Regional Office IVA - Proper	2,590,000	1,066,000	3,656,000
PENRO Batangas		142,000	142,000
PENRO Cavite		87,000	87,000
PENRO Laguna		122,000	122,000

818	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Quezon		212,000	212,000
PENRO Rizal		92,000	92,000
Region IVB - MIMAROPA	1,838,000	2,337,000	4,175,000

Regional Office IVB - Proper	1,838,000	1,699,000	3,537,000
PENRO Marinduque		112,000	112,000
PENRO Occidental Mindoro		92,000	92,000
PENRO Oriental Mindoro		131,000	131,000
PENRO Palawan		209,000	209,000
PENRO Romblon		94,000	94,000
Region V - Bicol	2,602,000	2,154,000	4,756,000

Regional Office V - Proper	2,602,000	2,004,000	4,606,000
PENRO Albay		25,000	25,000
PENRO Camarines Norte		25,000	25,000
PENRO Camarines Sur		25,000	25,000
PENRO Catanduanes		25,000	25,000
PENRO Masbate		25,000	25,000
PENRO Sorsogon		25,000	25,000
Region VI - Western Visayas	2,605,000	2,499,000	5,104,000

Regional Office VI - Proper	2,605,000	2,040,000	4,645,000
PENRO Aklan		35,000	35,000
PENRO Antique		43,000	43,000
PENRO Capiz		54,000	54,000
PENRO Guimaras		42,000	42,000
PENRO Iloilo		50,000	50,000
PENRO Negros Occidental		235,000	235,000
Region VII - Central Visayas	2,624,000	2,281,000	4,905,000

Regional Office VII - Proper	2,624,000	1,365,000	3,989,000
PENRO Bohol		257,000	257,000
PENRO Cebu		257,000	257,000
PENRO Negros Oriental		257,000	257,000

JANUARY 3, 2022	OFFICIAL GAZETTE	819
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Siquijor		145,000	145,000
Region VIII - Eastern Visayas	2,598,000	1,915,000	4,513,000

Regional Office VIII - Proper	2,598,000	1,915,000	4,513,000
Region IX - Zamboanga Peninsula	2,605,000	1,352,000	3,957,000

Regional Office IX - Proper	2,605,000	947,000	3,552,000
PENRO Zamboanga del Norte		190,000	190,000
PENRO Zamboanga del Sur		65,000	65,000
PENRO Zamboanga Sibugay		150,000	150,000
Region X - Northern Mindanao	2,602,000	2,236,000	4,838,000

Regional Office X - Proper	2,602,000	2,236,000	4,838,000
Region XI - Davao	2,507,000	2,231,000	4,738,000

Regional Office XI - Proper	2,507,000	1,731,000	4,238,000
PENRO Davao de Oro		100,000	100,000
PENRO Davao del Norte		100,000	100,000
PENRO Davao del Sur		100,000	100,000
PENRO Davao Occidental		100,000	100,000
PENRO Davao Oriental		100,000	100,000
Region XII - SOCCSKSARGEN	3,965,000	2,386,000	6,351,000

Regional Office XII - Proper	3,965,000	1,051,000	5,016,000
PENRO North Cotabato		360,000	360,000
PENRO Sarangani		330,000	330,000
PENRO South Cotabato		325,000	325,000
PENRO Sultan Kudarat		320,000	320,000
Region XIII - Caraga	2,602,000	2,394,000	4,996,000

Regional Office XIII - Proper	2,602,000	2,394,000	4,996,000
Legal Services including Operations Against Unlawful Titling of Public Land	219,465,000	49,915,000	269,380,000

National Capital Region (NCR)	79,290,000	30,310,000	109,600,000

Central Office	62,909,000	27,119,000	90,028,000

820	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Biodiversity Management Bureau (BMB)	1,175,000	300,000	1,475,000
Ecosystems Research and Development Bureau (ERDB)		209,000	209,000
Forest Management Bureau (FMB)	120,000	533,000	653,000
Land Management Bureau (LMB)	7,350,000	1,096,000	8,446,000
NCR - Proper	7,736,000	1,053,000	8,789,000
Region I - Ilocos	8,057,000	1,612,000	9,669,000

Regional Office I - Proper	8,057,000	1,612,000	9,669,000
Cordillera Administrative Region (CAR)	9,990,000	1,090,000	11,080,000

Regional Office CAR - Proper	9,990,000	1,090,000	11,080,000
Region II - Cagayan Valley	8,900,000	1,171,000	10,071,000

Regional Office II - Proper	8,900,000	1,171,000	10,071,000
Region III - Central Luzon	11,178,000	1,202,000	12,380,000

Regional Office III - Proper	11,178,000	1,202,000	12,380,000
Region IVA - CALABARZON	9,619,000	798,000	10,417,000

Regional Office IVA - Proper	9,619,000	798,000	10,417,000
Region IVB - MIMAROPA	9,965,000	1,459,000	11,424,000

Regional Office IVB - Proper	9,965,000	1,459,000	11,424,000
Region V - Bicol	9,381,000	1,060,000	10,441,000

Regional Office V - Proper	9,381,000	1,060,000	10,441,000
Region VI - Western Visayas	11,790,000	1,177,000	12,967,000

Regional Office VI - Proper	11,790,000	1,177,000	12,967,000
Region VII - Central Visayas	9,330,000	1,698,000	11,028,000

Regional Office VII - Proper	9,330,000	1,698,000	11,028,000
Region VIII - Eastern Visayas	10,380,000	1,528,000	11,908,000

Regional Office VIII - Proper	10,380,000	1,528,000	11,908,000
Region IX - Zamboanga Peninsula	10,808,000	725,000	11,533,000

Regional Office IX - Proper	10,808,000	725,000	11,533,000
Region X - Northern Mindanao	12,118,000	1,385,000	13,503,000

Regional Office X - Proper	12,118,000	1,385,000	13,503,000

JANUARY 3, 2022	OFFICIAL GAZETTE	821
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XI - Davao	8,567,000	1,388,000		9,955,000

Regional Office XI - Proper	8,567,000	1,388,000		9,955,000
Region XII - SOCCSKSARGEN	4,023,000	1,614,000		5,637,000

Regional Office XII - Proper	4,023,000	1,614,000		5,637,000
Region XIII - Caraga	6,069,000	1,698,000		7,767,000

Regional Office XIII - Proper	6,069,000	1,698,000		7,767,000
Conduct of Special Studies, Design and Development in Support of Forestry, Mining and Environmental Management Operations, Including Climate Change Resilience	37,118,000	195,162,000	13,080,000	245,360,000

National Capital Region (NCR)	37,118,000	174,808,000	12,400,000	224,326,000

Central Office	37,118,000	169,374,000	12,400,000	218,892,000
Ecosystems Research and Development Bureau (ERDB)		4,098,000		4,098,000
Forest Management Bureau (FMB)		836,000		836,000
NCR - Proper		500,000		500,000
Region 1 - Ilocos		500,000		500,000

Regional Office I - Proper		500,000		500,000
Cordillera Administrative Region (CAR)		500,000		500,000

Regional Office CAR - Proper		500,000		500,000
Region II - Cagayan Valley		500,000		500,000

Regional Office II - Proper		500,000		500,000
Region III - Central Luzon		500,000		500,000

Regional Office III - Proper		500,000		500,000
Region IVA - CALABARZON		500,000		500,000

Regional Office IVA - Proper		500,000		500,000
Region IVB - MIMAROPA		1,000,000		1,000,000

Regional Office IVB - Proper		1,000,000		1,000,000
Region V - Bicol		500,000		500,000

Regional Office V - Proper		500,000		500,000
Region VI - Western Visayas		500,000		500,000

Regional Office VI - Proper		500,000		500,000

822	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VII - Central Visayas		500,000		500,000

Regional Office VII- Proper		500,000		500,000
Region VIII - Eastern Visayas		500,000		500,000

Regional Office VIII- Proper		500,000		500,000
Region IX - Zamboanga Peninsula		1,000,000		1,000,000

Regional Office IX - Proper		1,000,000		1,000,000
Region X - Northern Mindanao		1,000,000	680,000	1,680,000

Regional Office X - Proper		1,000,000		1,000,000
PENRO Lanao del Norte			680,000	680,000
Region XI - Davao		10,854,000		10,854,000

Regional Office XI - Proper		10,854,000		10,854,000
Region XII - SOCCSKSARGEN		1,000,000		1,000,000

Regional Office XII - Proper		1,000,000		1,000,000
Region XIII - Caraga		1,000,000		1,000,000

Regional Office XIII - Proper		1,000,000		1,000,000
Formulation and Monitoring of ENR Sector Policies, Plans, Programs and Projects	458,289,000	245,328,000		703,617,000

National Capital Region (NCR)	200,226,000	99,375,000		299,601,000

Central Office	28,789,000	62,425,000		91,214,000
Biodiversity Management Bureau (BMB)	45,100,000	9,961,000		55,061,000
Ecosystems Research and
Development Bureau (ERDB)		5,219,000		5,219,000
Forest Management Bureau (FMB)	78,743,000	15,457,000		94,200,000
Land Management Bureau (LMB)	40,533,000	3,000,000		43,533,000
NCR - Proper	7,061,000	3,313,000		10,374,000
Region I - Ilocos	16,688,000	10,167,000		26,855,000

Regional Office I - Proper	5,306,000	3,260,000		8,566,000
PENRO Ilocos Norte	1,527,000	2,033,000		3,560,000
PENRO Ilocos Sur	2,472,000	2,011,000		4,483,000
PENRO La Union	4,048,000	1,509,000		5,557,000
PENRO Pangasinan	3,335,000	1,354,000		4,689,000

JANUARY 3, 2022	OFFICIAL GAZETTE	823
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Cordillera Administrative Region (CAR)	13,283,000	8,102,000	21,385,000

Regional Office CAR - Proper	5,198,000	3,782,000	8,980,000
PENRO Abra	546,000	1,329,000	1,875,000
PENRO Apayao	1,650,000	637,000	2,287,000
PENRO Benguet	1,650,000	637,000	2,287,000
PENRO Ifugao	1,634,000	633,000	2,267,000
PENRO Kalinga	1,650,000	633,000	2,283,000
PENRO Mt. Province	955,000	451,000	1,406,000
Region II - Cagayan Valley	11,644,000	7,190,000	18,834,000

Regional Office II - Proper	4,659,000	2,512,000	7,171,000
PENRO Batanes	1,640,000	278,000	1,918,000
PENRO Cagayan	1,650,000	1,006,000	2,656,000
PENRO Isabela	1,646,000	1,195,000	2,841,000
PENRO Nueva Vizcaya	1,094,000	1,081,000	2,175,000
PENRO Quirino	955,000	1,118,000	2,073,000
Region III - Central Luzon	43,152,000	10,507,000	53,659,000

Regional Office III - Proper	4,440,000	5,274,000	9,714,000
PENRO Aurora	6,794,000	510,000	7,304,000
PENRO Bataan	6,592,000	951,000	7,543,000
PENRO Bulacan	4,200,000	565,000	4,765,000
PENRO Nueva Ecija	6,066,000	782,000	6,848,000
PENRO Pampanga	4,874,000	420,000	5,294,000
PENRO Tarlac	4,629,000	785,000	5,414,000
PENRO Zambales	5,557,000	1,220,000	6,777,000
Region IVA - CALABARZON	13,664,000	10,292,000	23,956,000

Regional Office IVA - Proper	5,446,000	2,620,000	8,066,000
PENRO Batangas	1,646,000	1,645,000	3,291,000
PENRO Cavite	1,646,000	585,000	2,231,000
PENRO Laguna	1,646,000	1,567,000	3,213,000
PENRO Quezon	1,640,000	3,290,000	4,930,000

824	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Rizal	1,640,000	585,000	2,225,000
Region IVB - MIMAROPA	15,150,000	9,750,000	24,900,000

Regional Office IVB - Proper	7,576,000	2,194,000	9,770,000
PENRO Marinduque	1,646,000	578,000	2,224,000
PENRO Occidental Mindoro	1,650,000	1,216,000	2,866,000
PENRO Oriental Mindoro	1,640,000	2,113,000	3,753,000
PENRO Palawan	955,000	2,807,000	3,762,000
PENRO Romblon	1,683,000	842,000	2,525,000
Region V - Bicol	16,067,000	9,718,000	25,785,000

Regional Office V - Proper	6,611,000	4,173,000	10,784,000
PENRO Albay	1,239,000	311,000	1,550,000
PENRO Camarines Norte	1,634,000	1,121,000	2,755,000
PENRO Camarines Sur	1,637,000	1,661,000	3,298,000
PENRO Catanduanes	1,650,000	276,000	1,926,000
PENRO Masbate	1,646,000	1,476,000	3,122,000
PENRO Sorsogon	1,650,000	700,000	2,350,000
Region VI - Western Visayas	16,149,000	10,538,000	26,687,000

Regional Office VI - Proper	6,047,000	5,444,000	11,491,000
PENRO Aklan	1,097,000	650,000	1,747,000
PENRO Antique	1,650,000	1,326,000	2,976,000
PENRO Capiz	1,650,000	765,000	2,415,000
PENRO Guimaras	1,646,000	575,000	2,221,000
PENRO Iloilo	1,650,000	746,000	2,396,000
PENRO Negros Occidental	2,409,000	1,032,000	3,441,000
Region VII - Central Visayas	13,176,000	10,101,000	23,277,000

Regional Office VII - Proper	6,362,000	2,399,000	8,761,000
PENRO Bohol	2,266,000	2,594,000	4,860,000
PENRO Cebu	1,645,000	2,554,000	4,199,000
PENRO Negros Oriental	1,651,000	2,184,000	3,835,000
PENRO Siquijor	1,252,000	370,000	1,622,000

JANUARY 3, 2022	OFFICIAL GAZETTE	825
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas	16,476,000	10,242,000	26,718,000

Regional Office VIII - Proper	6,593,000	3,254,000	9,847,000
PENRO Biliran	1,650,000	251,000	1,901,000
PENRO Eastern Samar	1,239,000	860,000	2,099,000
PENRO Leyte	1,650,000	1,409,000	3,059,000
PENRO Northern Samar	1,640,000	2,701,000	4,341,000
PENRO Southern Leyte	1,650,000	504,000	2,154,000
PENRO Western Samar	2,054,000	1,263,000	3,317,000
Region IX - Zamboanga Peninsula	8,836,000	9,627,000	18,463,000

Regional Office IX - Proper	6,366,000	8,224,000	14,590,000
PENRO Zamboanga del Norte		717,000	717,000
PENRO Zamboanga del Sur	1,235,000	481,000	1,716,000
PENRO Zamboanga Sibugay	1,235,000	205,000	1,440,000
Region X - Northern Mindanao	14,831,000	10,599,000	25,430,000

Regional Office X - Proper	6,622,000	3,527,000	10,149,000
PENRO Bukidnon	1,634,000	2,045,000	3,679,000
PENRO Camiguin	1,645,000	340,000	1,985,000
PENRO Lanao del Norte	1,650,000	1,731,000	3,381,000
PENRO Misamis Occidental	1,634,000	929,000	2,563,000
PENRO Misamis Oriental	1,646,000	2,027,000	3,673,000
Region XI - Davao	18,309,000	8,997,000	27,306,000

Regional Office XI - Proper	4,904,000	4,515,000	9,419,000
PENRO Davao de Oro	2,160,000	488,000	2,648,000
PENRO Davao del Norte	1,906,000	780,000	2,686,000
PENRO Davao del Sur	1,239,000	816,000	2,055,000
PENRO Davao Occidental	7,000,000	1,406,000	8,406,000
PENRO Davao Oriental	1,100,000	992,000	2,092,000
Region XII - SOCCSKSARGEN	26,317,000	9,650,000	35,967,000

Regional Office XII - Proper	21,734,000	3,890,000	25,624,000
PENRO North Cotabato	2,851,000	1,935,000	4,786,000

826	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Sarangani		1,555,000		1,555,000
PENRO South Cotabato		1,075,000		1,075,000
PENRO Sultan Kudarat	1,732,000	1,195,000		2,927,000
Region XIII - Caraga	14,321,000	10,473,000		24,794,000

Regional Office XIII - Proper	5,521,000	6,483,000		12,004,000
PENRO Agusan del Norte	2,660,000	805,000		3,465,000
PENRO Agusan del Sur	1,235,000	1,075,000		2,310,000
PENRO Dinagat Islands	955,000	420,000		1,375,000
PENRO Surigao del Norte	541,000	650,000		1,191,000
PENRO Surigao del Sur	3,409,000	1,040,000		4,449,000
Ecosystem Research Development and Extension Services	159,837,000	96,014,000		255,851,000

National Capital Region (NCR)	159,837,000	96,014,000		255,851,000

Ecosystems Research and Development Bureau (ERDB)	159,837,000	96,014,000		255,851,000

Sub-total, Support to Operations	1,084,630,000	899,037,000	134,706,000	2,118,373,000

Operations
Natural resources sustainably managed	4,356,319,000	5,348,624,000	3,294,873,000	12,999,816,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	527,888,000	1,051,947,000	11,000,000	1,590,835,000

Natural resources management arrangement/agreement and permit issuance	527,888,000	870,582,000		1,398,470,000

National Capital Region (NCR)	22,483,000	157,241,000		179,724,000

Central Office		96,075,000		96,075,000
Biodiversity Management Bureau (BMB)		1,400,000		1,400,000
Forest Management Bureau (FMB)		33,668,000		33,668,000
Land Management Bureau (LMB)		3,000,000		3,000,000
NCR - Proper	22,483,000	23,098,000		45,581,000
Region I - Ilocos	24,612,000	29,929,000		54,541,000

Regional Office I - Proper	9,106,000	4,668,000		13,774,000
PENRO Ilocos Norte	5,157,000	7,057,000		12,214,000
PENRO Ilocos Sur	4,381,000	5,379,000		9,760,000
PENRO La Union	1,818,000	3,383,000		5,201,000

JANUARY 3, 2022	OFFICIAL GAZETTE	827
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Pangasinan	4,150,000	9,442,000	13,592,000
Cordillera Administrative Region (CAR)	25,255,000	89,057,000	114,312,000

Regional Office CAR - Proper	2,914,000	6,048,000	8,962,000
PENRO Abra	2,575,000	14,580,000	17,155,000
PENRO Apayao	5,231,000	15,454,000	20,685,000
PENRO Benguet	3,086,000	8,872,000	11,958,000
PENRO Ifugao	3,886,000	8,233,000	12,119,000
PENRO Kalinga	4,979,000	20,640,000	25,619,000
PENRO Mt. Province	2,584,000	15,230,000	17,814,000
Region II - Cagayan Valley	31,185,000	50,593,000	81,778,000

Regional Office II - Proper	5,501,000	9,502,000	15,003,000
PENRO Batanes	1,030,000	1,724,000	2,754,000
PENRO Cagayan	8,082,000	13,329,000	21,411,000
PENRO Isabela	8,275,000	12,808,000	21,083,000
PENRO Nueva Vizcaya	6,747,000	7,106,000	13,853,000
PENRO Quirino	1,550,000	6,124,000	7,674,000
Region III - Central Luzon	16,326,000	61,310,000	77,636,000

Regional Office III - Proper	6,276,000	12,705,000	18,981,000
PENRO Aurora	7,728,000	6,928,000	14,656,000
PENRO Bataan	1,285,000	6,188,000	7,473,000
PENRO Bulacan		7,990,000	7,990,000
PENRO Nueva Ecija		10,958,000	10,958,000
PENRO Pampanga	782,000	4,403,000	5,185,000
PENRO Tarlac	255,000	5,739,000	5,994,000
PENRO Zambales		6,399,000	6,399,000
Region IVA - CALABARZON	40,412,000	60,745,000	101,157,000

Regional Office IVA - Proper	5,131,000	22,601,000	27,732,000
PENRO Batangas	1,317,000	7,539,000	8,856,000
PENRO Cavite	2,827,000	2,730,000	5,557,000
PENRO Laguna	4,175,000	6,006,000	10,181,000

828	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Quezon	23,032,000	16,448,000	39,480,000
PENRO Rizal	3,930,000	5,421,000	9,351,000
Region IVB - MIMAROPA	46,149,000	36,343,000	82,492,000

Regional Office IVB - Proper	8,845,000	2,849,000	11,694,000
PENRO Marinduque	2,369,000	3,416,000	5,785,000
PENRO Occidental Mindoro	7,869,000	6,197,000	14,066,000
PENRO Oriental Mindoro	7,270,000	5,872,000	13,142,000
PENRO Palawan	17,205,000	15,723,000	32,928,000
PENRO Romblon	2,591,000	2,286,000	4,877,000
Region V - Bicol	35,669,000	53,013,000	88,682,000

Regional Office V - Proper	6,602,000	20,062,000	26,664,000
PENRO Albay	3,063,000	5,083,000	8,146,000
PENRO Camarines Norte	3,327,000	3,945,000	7,272,000
PENRO Camarines Sur	13,527,000	10,481,000	24,008,000
PENRO Catanduanes	2,845,000	3,840,000	6,685,000
PENRO Masbate	4,195,000	5,726,000	9,921,000
PENRO Sorsogon	2,110,000	3,876,000	5,986,000
Region VI - Western Visayas	40,396,000	48,886,000	89,282,000

Regional Office VI - Proper	1,500,000	6,266,000	7,766,000
PENRO Aklan	4,664,000	6,315,000	10,979,000
PENRO Antique	5,947,000	7,151,000	13,098,000
PENRO Capiz	2,079,000	3,559,000	5,638,000
PENRO Guimaras	4,121,000	2,776,000	6,897,000
PENRO Iloilo	11,919,000	8,878,000	20,797,000
PENRO Negros Occidental	10,166,000	13,941,000	24,107,000
Region VII - Central Visayas	36,557,000	35,741,000	72,298,000

Regional Office VII - Proper	15,747,000	10,106,000	25,853,000
PENRO Bohol	5,716,000	6,817,000	12,533,000
PENRO Cebu	7,039,000	7,210,000	14,249,000
PENRO Negros Oriental	6,241,000	8,667,000	14,908,000

JANUARY 3, 2022	OFFICIAL GAZETTE	829
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Siquijor	1,814,000	2,941,000	4,755,000
Region VIII - Eastern Visayas	26,970,000	33,899,000	60,869,000

Regional Office VIII - Proper	6,710,000	7,307,000	14,017,000
PENRO Biliran	1,039,000	2,312,000	3,351,000
PENRO Eastern Samar	2,834,000	4,259,000	7,093,000
PENRO Leyte	5,747,000	6,383,000	12,130,000
PENRO Northern Samar	3,353,000	4,627,000	7,980,000
PENRO Southern Leyte	3,373,000	4,590,000	7,963,000
PENRO Western Samar	3,914,000	4,421,000	8,335,000
Region IX - Zamboanga Peninsula	35,399,000	36,783,000	72,182,000

Regional Office IX - Proper	6,642,000	1,403,000	8,045,000
PENRO Zamboanga del Norte	9,996,000	12,295,000	22,291,000
PENRO Zamboanga del Sur	6,454,000	10,604,000	17,058,000
PENRO Zamboanga Sibugay	12,307,000	12,481,000	24,788,000
Region X - Northern Mindanao	46,270,000	41,239,000	87,509,000

Regional Office X - Proper	3,947,000	3,429,000	7,376,000
PENRO Bukidnon	20,269,000	16,252,000	36,521,000
PENRO Camiguin	4,012,000	2,377,000	6,389,000
PENRO Lanao del Norte	6,046,000	4,938,000	10,984,000
PENRO Misamis Occidental	5,705,000	4,661,000	10,366,000
PENRO Misamis Oriental	6,291,000	9,582,000	15,873,000
Region XI - Davao	20,121,000	47,159,000	67,280,000

Regional Office XI - Proper	3,895,000	10,606,000	14,501,000
PENRO Davao de Oro	3,120,000	6,914,000	10,034,000
PENRO Davao del Norte	3,682,000	6,566,000	10,248,000
PENRO Davao del Sur	3,410,000	8,189,000	11,599,000
PENRO Davao Occidental		3,409,000	3,409,000
PENRO Davao Oriental	6,014,000	11,475,000	17,489,000
Region XII - SOCCSKSARGEN	35,830,000	34,019,000	69,849,000

Regional Office XII - Proper	6,071,000	5,695,000	11,766,000

830	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO North Cotabato	11,422,000	8,260,000		19,682,000
PENRO Sarangani	3,695,000	5,837,000		9,532,000
PENRO South Cotabato	4,733,000	7,273,000		12,006,000
PENRO Sultan Kudarat	9,909,000	6,954,000		16,863,000
Region XIII - Caraga	44,254,000	54,625,000		98,879,000

Regional Office XIII - Proper	10,782,000	10,432,000		21,214,000
PENRO Agusan del Norte	1,665,000	8,469,000		10,134,000
PENRO Agusan del Sur	23,593,000	14,287,000		37,880,000
PENRO Dinagat Islands	1,010,000	3,623,000		4,633,000
PENRO Surigao del Norte	1,913,000	6,478,000		8,391,000
PENRO Surigao del Sur	5,291,000	11,336,000		16,627,000
Operations against illegal environment and natural resources activities		181,365,000	11,000,000	192,365,000

National Capital Region (NCR)		138,644,000		138,644,000

Central Office		135,194,000		135,194,000
Biodiversity Management Bureau (BMB)		3,000,000		3,000,000
NCR - Proper		450,000		450,000
Region I - Ilocos		3,075,000		3,075,000

Regional Office I - Proper		1,097,000		1,097,000
PENRO Ilocos Norte		497,000		497,000
PENRO Ilocos Sur		457,000		457,000
PENRO La Union		349,000		349,000
PENRO Pangasinan		675,000		675,000
Cordillera Administrative Region (CAR)		2,146,000		2,146,000

Regional Office CAR - Proper		500,000		500,000
PENRO Abra		316,000		316,000
PENRO Apayao		262,000		262,000
PENRO Benguet		274,000		274,000
PENRO Ifugao		233,000		233,000
PENRO Kalinga		299,000		299,000

JANUARY 3, 2022	OFFICIAL GAZETTE	831
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Mt. Province	262,000		262,000
Region II - Cagayan Valley	2,681,000		2,681,000

Regional Office II - Proper	2,681,000		2,681,000
Region III - Central Luzon	2,288,000		2,288,000

Regional Office III - Proper	582,000		582,000
PENRO Aurora	167,000		167,000
PENRO Bataan	346,000		346,000
PENRO Bulacan	167,000		167,000
PENRO Nueva Ecija	167,000		167,000
PENRO Pampanga	346,000		346,000
PENRO Tarlac	167,000		167,000
PENRO Zambales	346,000		346,000
Region IVA - CALABARZON	4,382,000		4,382,000

Regional Office IVA - Proper	3,312,000		3,312,000
PENRO Batangas	420,000		420,000
PENRO Cavite	50,000		50,000
PENRO Laguna	90,000		90,000
PENRO Quezon	350,000		350,000
PENRO Rizal	160,000		160,000
Region IVB - MIMAROPA	1,030,000	6,500,000	7,530,000

Regional Office IVB - Proper	659,000	6,500,000	7,159,000
PENRO Marinduque	31,000		31,000
PENRO Occidental Mindoro	62,000		62,000
PENRO Oriental Mindoro	62,000		62,000
PENRO Palawan	185,000		185,000
PENRO Romblon	31,000		31,000
Region V - Bicol	1,090,000		1,090,000

Regional Office V - Proper	790,000		790,000
PENRO Albay	50,000		50,000
PENRO Camarines Norte	50,000		50,000

832	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Camarines Sur	50,000		50,000
PENRO Catanduanes	50,000		50,000
PENRO Masbate	50,000		50,000
PENRO Sorsogon	50,000		50,000
Region VI - Western Visayas	7,320,000	3,000,000	10,320,000

Regional Office VI - Proper	1,150,000		1,150,000
PENRO Aklan	1,359,000	3,000,000	4,359,000
PENRO Antique	478,000		478,000
PENRO Capiz	945,000		945,000
PENRO Guimaras	419,000		419,000
PENRO Iloilo	1,445,000		1,445,000
PENRO Negros Occidental	1,524,000		1,524,000
Region VII - Central Visayas	6,755,000		6,755,000

Regional Office VII - Proper	1,205,000		1,205,000
PENRO Bohol	2,488,000		2,488,000
PENRO Cebu	1,588,000		1,588,000
PENRO Negros Oriental	788,000		788,000
PENRO Siquijor	686,000		686,000
Region VIII - Eastern Visayas	1,095,000		1,095,000

Regional Office VIII - Proper	843,000		843,000
PENRO Biliran	42,000		42,000
PENRO Eastern Samar	42,000		42,000
PENRO Leyte	42,000		42,000
PENRO Northern Samar	42,000		42,000
PENRO Sourthern Leyte	42,000		42,000
PENRO Western Samar	42,000		42,000
Region IX - Zamboanga Peninsula	1,442,000		1,442,000

Regional Office IX - Proper	846,000		846,000
PENRO Zamboanga del Norte	220,000		220,000
PENRO Zamboanga del Sur	88,000		88,000

JANUARY 3, 2022	OFFICIAL GAZETTE	833
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Zamboanga Sibugay		288,000		288,000
Region X - Northern Mindanao		3,100,000		3,100,000

Regional Office X - Proper		1,200,000		1,200,000
PENRO Bukidnon		253,000		253,000
PENRO Camiguin		387,000		387,000
PENRO Lanao del Norte		420,000		420,000
PENRO Misamis Occidental		420,000		420,000
PENRO Misamis Oriental		420,000		420,000
Region XI - Davao		2,100,000		2,100,000

Regional Office XI - Proper		1,020,000		1,020,000
PENRO Davao de Oro		160,000		160,000
PENRO Davao del Norte		316,000		316,000
PENRO Davao del Sur		233,000		233,000
PENRO Davao Occidental		105,000		105,000
PENRO Davao Oriental		266,000		266,000
Region XII - SOCCSKSARGEN		1,300,000		1,300,000

Regional Office XII - Proper		180,000		180,000
PENRO North Cotabato		80,000		80,000
PENRO Sarangani		280,000		280,000
PENRO South Cotabato		480,000		480,000
PENRO Sultan Kudarat		280,000		280,000
Region XIII - Caraga		2,917,000	1,500,000	4,417,000

Regional Office XIII - Proper		2,917,000		2,917,000
PENRO Surigao del Norte			1,500,000	1,500,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM	3,828,431,000	4,296,677,000	3,283,873,000	11,408,981,000

PROTECTED AREAS, CAVES, AND WETLANDS DEVELOPMENT AND MANAGEMENT SUB-PROGRAM	840,319,000	1,447,901,000	223,106,000	2,511,326,000

Protected areas development and management	840,319,000	1,447,901,000	223,106,000	2,511,326,000

National Capital Region (NCR)	20,478,000	78,505,000	19,790,000	118,773,000

Central Office		23,293,000		23,293,000

834	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Biodiversity Management Bureau (BMB)	12,774,000	31,371,000	8,000,000	52,145,000
NCR - Proper	7,704,000	23,841,000	11,790,000	43,335,000
Region I - Ilocos	34,950,000	45,847,000	11,350,000	92,147,000

Regional Office I - Proper	9,738,000	5,769,000	2,600,000	18,107,000
PENRO Ilocos Norte	7,290,000	10,246,000	1,200,000	18,736,000
PENRO Ilocos Sur	7,627,000	18,536,000	4,800,000	30,963,000
PENRO La Union	2,323,000	6,942,000	1,550,000	10,815,000
PENRO Pangasinan	7,972,000	4,354,000	1,200,000	13,526,000
Cordillera Administrative Region (CAR)	54,299,000	35,547,000		89,846,000

Regional Office CAR - Proper	11,581,000	3,386,000		14,967,000
PENRO Abra	5,802,000	1,526,000		7,328,000
PENRO Apayao	7,168,000	585,000		7,753,000
PENRO Benguet	10,524,000	13,578,000		24,102,000
PENRO Ifugao	6,915,000	5,652,000		12,567,000
PENRO Kalinga	4,552,000	9,169,000		13,721,000
PENRO Mt. Province	7,757,000	1,651,000		9,408,000
Region II - Cagayan Valley	72,995,000	68,698,000	18,770,000	160,463,000

Regional Office II - Proper	10,812,000	4,432,000	16,700,000	31,944,000
PENRO Batanes	3,292,000	4,686,000	250,000	8,228,000
PENRO Cagayan	19,280,000	19,062,000	500,000	38,842,000
PENRO Isabela	23,550,000	11,497,000	570,000	35,617,000
PENRO Nueva Vizcaya	7,191,000	25,520,000	750,000	33,461,000
PENRO Quirino	8,870,000	3,501,000		12,371,000
Region III - Central Luzon	76,150,000	69,987,000	4,867,000	151,004,000

Regional Office III - Proper	11,891,000	18,363,000		30,254,000
PENRO Aurora	8,458,000	17,284,000	2,524,000	28,266,000
PENRO Bataan	8,607,000	9,955,000	1,562,000	20,124,000
PENRO Bulacan	9,467,000	2,944,000		12,411,000
PENRO Nueva Ecija	13,691,000	7,248,000		20,939,000
PENRO Pampanga	6,428,000	4,635,000		11,063,000

JANUARY 3, 2022	OFFICIAL GAZETTE	835
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Tarlac	7,934,000	312,000		8,246,000
PENRO Zambales	9,674,000	9,246,000	781,000	19,701,000
Region IVA - CALABARZON	64,294,000	80,507,000	33,657,000	178,458,000

Regional Office IVA - Proper	12,440,000	7,947,000	9,320,000	29,707,000
PENRO Batangas	6,601,000	7,957,000	6,490,000	21,048,000
PENRO Cavite	9,278,000	4,796,000		14,074,000
PENRO Laguna	7,497,000	5,666,000		13,163,000
PENRO Quezon	22,561,000	37,924,000	13,627,000	74,112,000
PENRO Rizal	5,917,000	16,217,000	4,220,000	26,354,000
Region IVB - MIMAROPA	67,006,000	69,413,000	6,265,000	142,684,000

Regional Office IVB - Proper	6,134,000	6,117,000		12,251,000
PENRO Marinduque	5,129,000	11,418,000	790,000	17,337,000
PENRO Occidental Mindoro	15,958,000	25,264,000	2,755,000	43,977,000
PENRO Oriental Mindoro	6,783,000	3,848,000		10,631,000
PENRO Palawan	27,454,000	15,228,000		42,682,000
PENRO Romblon	5,548,000	7,538,000	2,720,000	15,806,000
Region V - Bicol	56,382,000	106,912,000	31,880,000	195,174,000

Regional Office V - Proper	13,373,000	36,672,000	20,280,000	70,325,000
PENRO Albay	5,735,000	23,844,000	760,000	30,339,000
PENRO Camarines Norte	5,505,000	13,083,000	3,520,000	22,108,000
PENRO Camarines Sur	14,461,000	16,304,000	3,540,000	34,305,000
PENRO Catanduanes	4,450,000	5,522,000	760,000	10,732,000
PENRO Masbate	9,128,000	5,784,000	2,260,000	17,172,000
PENRO Sorsogon	3,730,000	5,703,000	760,000	10,193,000
Region VI - Western Visayas	56,971,000	61,750,000	4,300,000	123,021,000

Regional Office VI - Proper	11,962,000	2,856,000		14,818,000
PENRO Aklan	9,733,000	1,780,000	450,000	11,963,000
PENRO Antique	7,040,000	5,180,000	350,000	12,570,000
PENRO Capiz	4,694,000	1,808,000		6,502,000
PENRO Guimaras	4,072,000	1,651,000		5,723,000

836	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Iloilo	10,016,000	3,278,000		13,294,000
PENRO Negros Occidental	9,454,000	45,197,000	3,500,000	58,151,000
Region VII - Central Visayas	55,953,000	351,458,000	19,500,000	426,911,000

Regional Office VII - Proper	11,387,000	5,835,000	2,300,000	19,522,000
PENRO Bohol	13,490,000	55,375,000	4,600,000	73,465,000
PENRO Cebu	14,767,000	273,506,000	10,200,000	298,473,000
PENRO Negros Oriental	11,714,000	14,352,000	2,400,000	28,466,000
PENRO Siquijor	4,595,000	2,390,000		6,985,000
Region VIII - Eastern Visayas	39,736,000	70,399,000	12,510,000	122,645,000

Regional Office VIII - Proper	5,765,000	40,656,000	1,630,000	48,051,000
PENRO Biliran	3,299,000			3,299,000
PENRO Eastern Samar	4,401,000	7,731,000	2,670,000	14,802,000
PENRO Leyte	7,472,000	8,105,000	4,550,000	20,127,000
PENRO Northern Samar	5,817,000	5,947,000	2,670,000	14,434,000
PENRO Southern Leyte	5,504,000	443,000		5,947,000
PENRO Western Samar	7,478,000	7,517,000	990,000	15,985,000
Region IX - Zamboanga Peninsula	63,887,000	79,447,000	14,000,000	157,334,000

Regional Office IX - Proper	10,117,000	12,035,000	5,190,000	27,342,000
PENRO Zamboanga del Norte	19,590,000	31,937,000	3,650,000	55,177,000
PENRO Zamboanga del Sur	12,085,000	22,371,000	2,270,000	36,726,000
PENRO Zamboanga Sibugay	22,095,000	13,104,000	2,890,000	38,089,000
Region X - Northern Mindanao	54,316,000	104,561,000	12,575,000	171,452,000

Regional Office X - Proper	13,422,000	9,566,000	3,275,000	26,263,000
PENRO Bukidnon	15,632,000	41,292,000	955,000	57,879,000
PENRO Camiguin	1,053,000	6,424,000	905,000	8,382,000
PENRO Lanao del Norte	9,710,000	8,996,000	905,000	19,611,000
PENRO Misamis Occidental	7,498,000	18,579,000	1,675,000	27,752,000
PENRO Misamis Oriental	7,001,000	19,704,000	4,860,000	31,565,000
Region XI - Davao	54,376,000	74,772,000	6,850,000	135,998,000

Regional Office XI - Proper	17,218,000	7,280,000	2,280,000	26,778,000

JANUARY 3, 2022	OFFICIAL GAZETTE	837
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao de Oro	6,557,000	17,863,000	1,620,000	26,040,000
PENRO Davao del Norte	6,990,000	3,104,000		10,094,000
PENRO Davao del Sur	8,868,000	23,791,000	2,030,000	34,689,000
PENRO Davao Occidental		2,258,000		2,258,000
PENRO Davao Oriental	14,743,000	20,476,000	920,000	36,139,000
Region XII - SOCCSKSARGEN	15,345,000	68,862,000	11,745,000	95,952,000

Regional Office XII - Proper	1,605,000	3,841,000	2,795,000	8,241,000
PENRO North Cotabato	4,076,000	15,882,000	1,800,000	21,758,000
PENRO Sarangani	3,469,000	30,593,000	2,850,000	36,912,000
PENRO South Cotabato	3,158,000	18,196,000	4,300,000	25,654,000
PENRO Sultan Kudarat	3,037,000	350,000		3,387,000
Region XIII - Caraga	53,181,000	81,236,000	15,047,000	149,464,000

Regional Office XIII - Proper	5,331,000	5,049,000	2,790,000	13,170,000
PENRO Agusan del Norte	8,819,000	3,650,000		12,469,000
PENRO Agusan del Sur	12,372,000	26,405,000	2,040,000	40,817,000
PENRO Dinagat Islands	6,289,000	970,000		7,259,000
PENRO Surigao del Norte	10,684,000	34,611,000	8,657,000	53,952,000
PENRO Surigao del Sur	9,686,000	10,551,000	1,560,000	21,797,000
WILDLIFE RESOURCES CONSERVATION SUB-PROGRAM		72,782,000		72,782,000

Protection and Conservation of Wildlife		72,782,000		72,782,000

National Capital Region (NCR)		12,000,000		12,000,000

Biodiversity Management Bureau (BMB)		12,000,000		12,000,000
Region I - Ilocos		2,163,000		2,163,000

Regional Office I - Proper		440,000		440,000
PENRO Ilocos Norte		377,000		377,000
PENRO Ilocos Sur		281,000		281,000
PENRO La Union		372,000		372,000
PENRO Pangasinan		693,000		693,000
Cordillera Administrative Region (CAR)		2,520,000		2,520,000

Regional Office CAR - Proper		1,352,000		1,352,000

838	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Apayao	1,048,000	1,048,000
PENRO Ifugao	120,000	120,000
Region II - Cagayan Valley	3,214,000	3,214,000

Regional Office II - Proper	1,114,000	1,114,000
PENRO Batanes	207,000	207,000
PENRO Cagayan	729,000	729,000
PENRO Isabela	927,000	927,000
PENRO Quirino	237,000	237,000
Region III - Central Luzon	1,430,000	1,430,000

Regional Office III - Proper	600,000	600,000
PENRO Aurora	220,000	220,000
PENRO Bataan	160,000	160,000
PENRO Bulacan	50,000	50,000
PENRO Nueva Ecija	140,000	140,000
PENRO Pampanga	80,000	80,000
PENRO Tarlac	50,000	50,000
PENRO Zambales	130,000	130,000
Region IVA - CALABARZON	2,980,000	2,980,000

Regional Office IVA - Proper	1,930,000	1,930,000
PENRO Batangas	510,000	510,000
PENRO Cavite	130,000	130,000
PENRO Laguna	30,000	30,000
PENRO Quezon	280,000	280,000
PENRO Rizal	100,000	100,000
Region IVB - MIMAROPA	10,615,000	10,615,000

Regional Office IVB - Proper	475,000	475,000
PENRO Marinduque	839,000	839,000
PENRO Occidental Mindoro	5,420,000	5,420,000
PENRO Oriental Mindoro	1,409,000	1,409,000
PENRO Palawan	1,556,000	1,556,000

JANUARY 3, 2022	OFFICIAL GAZETTE	839
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Romblon	916,000	916,000
Region V - Bicol	2,372,000	2,372,000

Regional Office V - Proper	1,094,000	1,094,000
PENRO Albay	138,000	138,000
PENRO Camarines Norte	214,000	214,000
PENRO Camarines Sur	231,000	231,000
PENRO Catanduanes	102,000	102,000
PENRO Masbate	230,000	230,000
PENRO Sorsogon	363,000	363,000
Region VI - Western Visayas	3,695,000	3,695,000

Regional Office VI - Proper	315,000	315,000
PENRO Aklan	475,000	475,000
PENRO Antique	295,000	295,000
PENRO Capiz	280,000	280,000
PENRO Guimaras	295,000	295,000
PENRO Iloilo	540,000	540,000
PENRO Negros Occidental	1,495,000	1,495,000
Region VII - Central Visayas	6,303,000	6,303,000

Regional Office VII - Proper	977,000	977,000
PENRO Bohol	1,721,000	1,721,000
PENRO Cebu	1,305,000	1,305,000
PENRO Negros Oriental	1,603,000	1,603,000
PENRO Siquijor	697,000	697,000
Region VIII - Eastern Visayas	2,823,000	2,823,000

Regional Office VIII - Proper	1,685,000	1,685,000
PENRO Biliran	114,000	114,000
PENRO Eastern Samar	113,000	113,000
PENRO Leyte	570,000	570,000
PENRO Northern Samar	114,000	114,000
PENRO Southern Leyte	113,000	113,000

840	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Western Samar	114,000	114,000
Region IX - Zamboanga Peninsula	4,236,000	4,236,000

Regional Office IX - Proper	1,896,000	1,896,000
PENRO Zamboanga del Norte	811,000	811,000
PENRO Zamboanga del Sur	570,000	570,000
PENRO Zamboanga Sibugay	959,000	959,000
Region X - Northern Mindanao	4,955,000	4,955,000

Regional Office X - Proper	1,602,000	1,602,000
PENRO Bukidnon	619,000	619,000
PENRO Camiguin	955,000	955,000
PENRO Lanao del Norte	755,000	755,000
PENRO Misamis Occidental	278,000	278,000
PENRO Misamis Oriental	746,000	746,000
Region XI - Davao	3,897,000	3,897,000

Regional Office XI - Proper	2,885,000	2,885,000
PENRO Davao de Oro	72,000	72,000
PENRO Davao del Norte	571,000	571,000
PENRO Davao del Sur	118,000	118,000
PENRO Davao Occidental	98,000	98,000
PENRO Davao Oriental	153,000	153,000
Region XII - SOCCSKSARGEN	4,102,000	4,102,000

Regional Office XII - Proper	1,662,000	1,662,000
PENRO North Cotabato	649,000	649,000
PENRO Sarangani	1,057,000	1,057,000
PENRO South Cotabato	317,000	317,000
PENRO Sultan Kudarat	417,000	417,000
Region XIII - Caraga	5,477,000	5,477,000

Regional Office XIII - Proper	947,000	947,000
PENRO Agusan del Norte	970,000	970,000
PENRO Agusan del Sur	1,380,000	1,380,000

JANUARY 3, 2022	OFFICIAL GAZETTE	841
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Dinagat Islands		200,000		200,000
PENRO Surigao del Norte		1,020,000		1,020,000
PENRO Surigao del Sur		960,000		960,000
COASTAL AND MARINE ECOSYSTEMS REHABILITATION SUB-PROGRAM	8,977,000	1,262,474,000	726,448,000	1,997,899,000

Management of Coastal and Marine Resources/Areas		225,453,000	46,348,000	271,801,000

National Capital Region (NCR)		62,607,000	46,348,000	108,955,000

Central Office		2,138,000	21,388,000	23,526,000
Biodiversity Management Bureau (BMB)		58,190,000	24,960,000	83,150,000
NCR - Proper		2,279,000		2,279,000
Region I - Ilocos		4,010,000		4,010,000

Regional Office I - Proper		2,048,000		2,048,000
PENRO Ilocos Norte		130,000		130,000
PENRO Ilocos Sur		138,000		138,000
PENRO La Union		933,000		933,000
PENRO Pangasinan		761,000		761,000
Region II - Cagayan Valley		17,343,000		17,343,000

Regional Office II - Proper		2,105,000		2,105,000
PENRO Batanes		4,199,000		4,199,000
PENRO Cagayan		6,494,000		6,494,000
PENRO Isabela		4,545,000		4,545,000
Region III - Central Luzon		4,859,000		4,859,000

Regional Office III - Proper		2,466,000		2,466,000
PENRO Zambales		2,393,000		2,393,000
Region IVA - CALABARZON		6,828,000		6,828,000

Regional Office IVA - Proper		1,483,000		1,483,000
PENRO Batangas		1,883,000		1,883,000
PENRO Cavite		1,199,000		1,199,000
PENRO Quezon		2,263,000		2,263,000
Region IVB - MIMAROPA		18,330,000		18,330,000

842	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office IVB - Proper	1,679,000	1,679,000
PENRO Marinduque	521,000	521,000
PENRO Occidental Mindoro	2,292,000	2,292,000
PENRO Oriental Mindoro	1,042,000	1,042,000
PENRO Palawan	12,271,000	12,271,000
PENRO Romblon	525,000	525,000
Region V - Bicol	15,811,000	15,811,000

Regional Office V - Proper	4,782,000	4,782,000
PENRO Albay	1,136,000	1,136,000
PENRO Camarines Norte	1,003,000	1,003,000
PENRO Camarines Sur	2,079,000	2,079,000
PENRO Catanduanes	1,148,000	1,148,000
PENRO Masbate	4,719,000	4,719,000
PENRO Sorsogon	944,000	944,000
Region VI - Western Visayas	12,607,000	12,607,000

Regional Office VI - Proper	1,632,000	1,632,000
PENRO Aklan	1,330,000	1,330,000
PENRO Antique	1,095,000	1,095,000
PENRO Capiz	915,000	915,000
PENRO Guimaras	2,682,000	2,682,000
PENRO Iloilo	1,045,000	1,045,000
PENRO Negros Occidental	3,908,000	3,908,000
Region VII - Central Visayas	16,993,000	16,993,000

Regional Office VII - Proper	3,203,000	3,203,000
PENRO Bohol	5,265,000	5,265,000
PENRO Cebu	4,560,000	4,560,000
PENRO Negros Oriental	3,220,000	3,220,000
PENRO Siquijor	745,000	745,000
Region VIII - Eastern Visayas	12,021,000	12,021,000

Regional Office VIII - Proper	3,572,000	3,572,000

JANUARY 3, 2022	OFFICIAL GAZETTE	843
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Biliran	606,000	606,000
PENRO Eastern Samar	2,334,000	2,334,000
PENRO Leyte	2,667,000	2,667,000
PENRO Northern Samar	2,842,000	2,842,000
Region IX - Zamboanga Peninsula	17,053,000	17,053,000

Regional Office IX - Proper	6,118,000	6,118,000
PENRO Zamboanga del Norte	4,998,000	4,998,000
PENRO Zamboanga del Sur	1,820,000	1,820,000
PENRO Zamboanga Sibugay	4,117,000	4,117,000
Region X - Northern Mindanao	7,822,000	7,822,000

Regional Office X - Proper	1,610,000	1,610,000
PENRO Camiguin	1,895,000	1,895,000
PENRO Lanao del Norte	1,111,000	1,111,000
PENRO Misamis Occidental	1,398,000	1,398,000
PENRO Misamis Oriental	1,808,000	1,808,000
Region XI - Davao	9,145,000	9,145,000

Regional Office XI - Proper	6,025,000	6,025,000
PENRO Davao de Oro	926,000	926,000
PENRO Davao del Norte	440,000	440,000
PENRO Davao del Sur	370,000	370,000
PENRO Davao Occidental	340,000	340,000
PENRO Davao Oriental	1,044,000	1,044,000
Region XII - SOCCSKSARGEN	8,277,000	8,277,000

Regional Office XII - Proper	5,917,000	5,917,000
PENRO Sarangani	1,765,000	1,765,000
PENRO South Cotabato	170,000	170,000
PENRO Sultan Kudarat	425,000	425,000
Region XIII - Caraga	11,747,000	11,747,000

Regional Office XIII - Proper	2,614,000	2,614,000
PENRO Agusan del Norte	709,000	709,000

844	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Dinagat Islands		1,217,000		1,217,000
PENRO Surigao del Norte		4,409,000		4,409,000
PENRO Surigao del Sur		2,798,000		2,798,000
Project(s)
Locally-Funded Project(s)	8,977,000	1,037,021,000	680,100,000	1,726,098,000

Development, Updating and Implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to SC Decision under GR No. 171947-48		960,703,000	662,800,000	1,623,503,000

National Capital Region (NCR)		669,756,000	605,685,000	1,275,441,000

Central Office		406,937,000	573,435,000	980,372,000
NCR - Proper		262,819,000	32,250,000	295,069,000
Region III - Central Luzon		171,360,000	45,195,000	216,555,000

Regional Office III - Proper		171,360,000	36,995,000	208,355,000
PENRO Bataan			3,000,000	3,000,000
PENRO Bulacan			1,200,000	1,200,000
PENRO Pampanga			4,000,000	4,000,000
Region IVA - CALABARZON		119,587,000	11,920,000	131,507,000

Regional Office IVA - Proper		119,587,000	11,920,000	131,507,000
Pasig River Rehabilitation	8,977,000	76,318,000	17,300,000	102,595,000

National Capital Region (NCR)	8,977,000	76,318,000	17,300,000	102,595,000

Central Office	8,977,000	76,318,000	17,300,000	102,595,000
LAND MANAGEMENT SUB-PROGRAM	1,358,390,000	623,857,000	22,100,000	2,004,347,000

Land Survey, Disposition and Records Management	1,270,396,000	493,245,000	22,100,000	1,785,741,000

National Capital Region (NCR)	51,441,000	189,372,000	22,100,000	262,913,000

Central Office		142,558,000		142,558,000
Land Management Bureau (LMB)		43,650,000	22,100,000	65,750,000
NCR - Proper	51,441,000	3,164,000		54,605,000
Region I - Ilocos	66,639,000	34,502,000		101,141,000

Regional Office I - Proper	30,610,000	11,344,000		41,954,000
PENRO Ilocos Norte	9,039,000	5,907,000		14,946,000

JANUARY 3, 2022	OFFICIAL GAZETTE	845
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Ilocos Sur	9,873,000	5,478,000	15,351,000
PENRO La Union	4,351,000	2,563,000	6,914,000
PENRO Pangasinan	12,766,000	9,210,000	21,976,000
Cordillera Administrative Region (CAR)	81,694,000	25,187,000	106,881,000

Regional Office CAR - Proper	29,342,000	8,203,000	37,545,000
PENRO Abra	9,051,000	4,705,000	13,756,000
PENRO Apayao	9,862,000	2,009,000	11,871,000
PENRO Benguet	10,135,000	3,355,000	13,490,000
PENRO Ifugao	6,657,000	2,257,000	8,914,000
PENRO Kalinga	8,055,000	2,462,000	10,517,000
PENRO Mt. Province	8,592,000	2,196,000	10,788,000
Region II - Cagayan Valley	106,496,000	18,017,000	124,513,000

Regional Office II - Proper	32,310,000	7,101,000	39,411,000
PENRO Batanes	5,524,000	923,000	6,447,000
PENRO Cagayan	21,207,000	3,360,000	24,567,000
PENRO Isabela	22,388,000	3,943,000	26,331,000
PENRO Nueva Vizcaya	12,037,000	1,494,000	13,531,000
PENRO Quirino	13,030,000	1,196,000	14,226,000
Region III - Central Luzon	121,164,000	19,326,000	140,490,000

Regional Office III - Proper	39,066,000	11,547,000	50,613,000
PENRO Aurora	10,288,000	611,000	10,899,000
PENRO Bataan	13,365,000	462,000	13,827,000
PENRO Bulacan	13,811,000	1,039,000	14,850,000
PENRO Nueva Ecija	15,334,000	681,000	16,015,000
PENRO Pampanga	6,085,000	980,000	7,065,000
PENRO Tarlac	11,589,000	2,753,000	14,342,000
PENRO Zambales	11,626,000	1,253,000	12,879,000
Region IVA - CALABARZON	88,761,000	19,630,000	108,391,000

Regional Office IVA - Proper	34,880,000	6,714,000	41,594,000
PENRO Batangas	10,478,000	3,767,000	14,245,000

846	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Cavite	8,456,000	1,323,000	9,779,000
PENRO Laguna	10,972,000	2,809,000	13,781,000
PENRO Quezon	15,245,000	3,375,000	18,620,000
PENRO Rizal	8,730,000	1,642,000	10,372,000
Region IVB - MIMAROPA	96,008,000	15,785,000	111,793,000

Regional Office IVB - Proper	33,854,000	5,839,000	39,693,000
PENRO Marinduque	6,788,000	1,990,000	8,778,000
PENRO Occidental Mindoro	11,514,000	1,939,000	13,453,000
PENRO Oriental Mindoro	9,267,000	2,224,000	11,491,000
PENRO Palawan	28,884,000	2,516,000	31,400,000
PENRO Romblon	5,701,000	1,277,000	6,978,000
Region V - Bicol	74,005,000	14,213,000	88,218,000

Regional Office V - Proper	32,336,000	8,273,000	40,609,000
PENRO Albay	9,265,000	855,000	10,120,000
PENRO Camarines Norte	4,732,000	646,000	5,378,000
PENRO Camarines Sur	10,316,000	1,736,000	12,052,000
PENRO Catanduanes	4,525,000	867,000	5,392,000
PENRO Masbate	8,536,000	885,000	9,421,000
PENRO Sorsogon	4,295,000	951,000	5,246,000
Region VI - Western Visayas	66,153,000	31,910,000	98,063,000

Regional Office VI - Proper	21,097,000	15,343,000	36,440,000
PENRO Aklan	5,888,000	3,287,000	9,175,000
PENRO Antique	8,469,000	2,912,000	11,381,000
PENRO Capiz	3,346,000	1,673,000	5,019,000
PENRO Guimaras	4,018,000	933,000	4,951,000
PENRO Iloilo	10,680,000	4,701,000	15,381,000
PENRO Negros Occidental	12,655,000	3,061,000	15,716,000
Region VII - Central Visayas	56,206,000	23,248,000	79,454,000

Regional Office VII - Proper	27,688,000	12,412,000	40,100,000
PENRO Bohol	8,489,000	3,825,000	12,314,000

JANUARY 3, 2022	OFFICIAL GAZETTE	847
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Cebu	9,248,000	2,667,000	11,915,000
PENRO Negros Oriental	6,997,000	2,496,000	9,493,000
PENRO Siquijor	3,784,000	1,848,000	5,632,000
Region VIII - Eastern Visayas	98,380,000	24,609,000	122,989,000

Regional Office VIII - Proper	29,682,000	10,789,000	40,471,000
PENRO Biliran	3,461,000	846,000	4,307,000
PENRO Eastern Samar	11,758,000	2,364,000	14,122,000
PENRO Leyte	19,056,000	4,451,000	23,507,000
PENRO Northern Samar	10,387,000	2,506,000	12,893,000
PENRO Southern Leyte	11,582,000	2,403,000	13,985,000
PENRO Western Samar	12,454,000	1,250,000	13,704,000
Region IX - Zamboanga Peninsula	105,548,000	14,971,000	120,519,000

Regional Office IX - Proper	41,467,000	8,772,000	50,239,000
PENRO Zamboanga del Norte	25,791,000	2,606,000	28,397,000
PENRO Zamboanga del Sur	13,060,000	1,584,000	14,644,000
PENRO Zamboanga Sibugay	25,230,000	2,009,000	27,239,000
Region X - Northern Mindanao	75,745,000	12,910,000	88,655,000

Regional Office X - Proper	29,369,000	4,703,000	34,072,000
PENRO Bukidnon	18,909,000	2,607,000	21,516,000
PENRO Camiguin	3,304,000	922,000	4,226,000
PENRO Lanao del Norte	8,063,000	1,246,000	9,309,000
PENRO Misamis Occidental	7,084,000	1,725,000	8,809,000
PENRO Misamis Oriental	9,016,000	1,707,000	10,723,000
Region XI - Davao	73,069,000	14,804,000	87,873,000

Regional Office XI - Proper	31,231,000	7,370,000	38,601,000
PENRO Davao de Oro	8,392,000	884,000	9,276,000
PENRO Davao del Norte	6,701,000	1,419,000	8,120,000
PENRO Davao del Sur	11,408,000	2,972,000	14,380,000
PENRO Davao Occidental		570,000	570,000
PENRO Davao Oriental	15,337,000	1,589,000	16,926,000

848	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XII - SOCCSKSARGEN	42,530,000	16,543,000	59,073,000

Regional Office XII - Proper	23,194,000	5,713,000	28,907,000
PENRO North Cotabato	4,957,000	2,280,000	7,237,000
PENRO Sarangani	4,015,000	1,510,000	5,525,000
PENRO South Cotabato	4,270,000	4,842,000	9,112,000
PENRO Sultan Kudarat	6,094,000	2,198,000	8,292,000
Region XIII - Caraga	66,557,000	18,218,000	84,775,000

Regional Office XIII - Proper	17,127,000	7,103,000	24,230,000
PENRO Agusan del Norte	8,471,000	1,580,000	10,051,000
PENRO Agusan del Sur	15,499,000	3,823,000	19,322,000
PENRO Dinagat Islands	4,890,000	864,000	5,754,000
PENRO Surigao del Norte	5,206,000	1,922,000	7,128,000
PENRO Surigao del Sur	15,364,000	2,926,000	18,290,000
For the requirements of the Comprehensive Agrarian Reform Program	87,994,000	130,612,000	218,606,000

National Capital Region (NCR)	10,269,000	130,612,000	140,881,000

Central Office	10,269,000	130,612,000	140,881,000
Region I - Ilocos	4,976,000		4,976,000

Regional Office I - Proper	4,976,000		4,976,000
Cordillera Administrative Region (CAR)	3,376,000		3,376,000

Regional Office CAR - Proper	3,376,000		3,376,000
Region II - Cagayan Valley	5,636,000		5,636,000

Regional Office II - Proper	5,636,000		5,636,000
Region III - Central Luzon	5,619,000		5,619,000

Regional Office III - Proper	5,619,000		5,619,000
Region IVA - CALABARZON	4,741,000		4,741,000

Regional Office IVA - Proper	4,741,000		4,741,000
Region IVB - MIMAROPA	4,299,000		4,299,000

Regional Office IVB - Proper	4,299,000		4,299,000

JANUARY 3, 2022	OFFICIAL GAZETTE	849
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region V - Bicol	5,649,000			5,649,000

Regional Office V - Proper	5,649,000			5,649,000
Region VI - Western Visayas	5,097,000			5,097,000

Regional Office VI - Proper	5,097,000			5,097,000
Region VII - Central Visayas	5,307,000			5,307,000

Regional Office VII - Proper	5,307,000			5,307,000
Region VIII - Eastern Visayas	5,925,000			5,925,000

Regional Office VIII - Proper	5,925,000			5,925,000
Region IX - Zamboanga Peninsula	4,244,000			4,244,000

Regional Office IX - Proper	4,244,000			4,244,000
Region X - Northern Mindanao	5,851,000			5,851,000

Regional Office X - Proper	5,851,000			5,851,000
Region XI - Davao	5,422,000			5,422,000

Regional Office XI - Proper	5,422,000			5,422,000
Region XII - SOCCSKSARGEN	5,771,000			5,771,000

Regional Office XII - Proper	5,771,000			5,771,000
Region XIII - Caraga	5,812,000			5,812,000

Regional Office XIII - Proper	5,812,000			5,812,000
FOREST AND WATERSHED MANAGEMENT SUB-PROGRAM	1,620,745,000	889,663,000	2,312,219,000	4,822,627,000

Forest Development, Rehabilitation, Maintenance and Protection	1,620,745,000	631,747,000	1,633,999,000	3,886,491,000

National Capital Region (NCR)	14,559,000	85,540,000	39,306,000	139,405,000

Central Office		6,691,000	36,811,000	43,502,000
Ecosystems Research and Development Bureau (ERDB)		45,080,000	1,200,000	46,280,000
Forest Management Bureau (FMB)		21,108,000	1,000,000	22,108,000
NCR - Proper	14,559,000	12,661,000	295,000	27,515,000
Region I - Ilocos	64,833,000	24,299,000	94,001,000	183,133,000

Regional Office I - Proper	6,890,000	4,795,000	200,000	11,885,000
PENRO Ilocos Norte	15,305,000	11,200,000	61,303,000	87,808,000
PENRO Ilocos Sur	16,594,000	2,057,000	6,628,000	25,279,000

850	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO La Union	6,099,000	1,571,000	5,635,000	13,305,000
PENRO Pangasinan	19,945,000	4,676,000	20,235,000	44,856,000
Cordillera Administrative Region (CAR)	145,123,000	28,467,000	115,125,000	288,715,000

Regional Office CAR - Proper	19,215,000	5,776,000	200,000	25,191,000
PENRO Abra	17,900,000	6,641,000	36,574,000	61,115,000
PENRO Apayao	25,164,000	3,834,000	19,501,000	48,499,000
PENRO Benguet	21,482,000	3,887,000	21,186,000	46,555,000
PENRO Ifugao	17,493,000	1,768,000	4,936,000	24,197,000
PENRO Kalinga	24,811,000	3,003,000	15,837,000	43,651,000
PENRO Mt. Province	19,058,000	3,558,000	16,891,000	39,507,000
Region II - Cagayan Valley	138,357,000	32,205,000	77,712,000	248,274,000

Regional Office II - Proper	10,412,000	6,077,000	5,612,000	22,101,000
PENRO Batanes	6,222,000	1,115,000	310,000	7,647,000
PENRO Cagayan	43,099,000	11,620,000	24,400,000	79,119,000
PENRO Isabela	47,060,000	4,800,000	13,640,000	65,500,000
PENRO Nueva Vizcaya	15,204,000	3,503,000	11,785,000	30,492,000
PENRO Quirino	16,360,000	5,090,000	21,965,000	43,415,000
Region III - Central Luzon	98,810,000	34,486,000	93,222,000	226,518,000

Regional Office III - Proper	544,000	5,126,000	200,000	5,870,000
PENRO Aurora	18,101,000	2,642,000	7,983,000	28,726,000
PENRO Bataan	13,048,000	2,226,000	7,060,000	22,334,000
PENRO Bulacan	13,996,000	2,508,000	6,340,000	22,844,000
PENRO Nueva Ecija	15,251,000	4,369,000	19,854,000	39,474,000
PENRO Pampanga	9,189,000	2,593,000	7,379,000	19,161,000
PENRO Tarlac	13,206,000	10,310,000	23,424,000	46,940,000
PENRO Zambales	15,475,000	4,712,000	20,982,000	41,169,000
Region IVA - CALABARZON	91,599,000	23,841,000	65,134,000	180,574,000

Regional Office IVA - Proper	13,501,000	9,150,000	200,000	22,851,000
PENRO Batangas	13,070,000	1,561,000	8,035,000	22,666,000
PENRO Cavite	12,441,000	1,143,000	1,437,000	15,021,000

JANUARY 3, 2022	OFFICIAL GAZETTE	851
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Laguna	8,541,000	1,819,000	8,600,000	18,960,000
PENRO Quezon	35,970,000	3,853,000	12,640,000	52,463,000
PENRO Rizal	8,076,000	6,315,000	34,222,000	48,613,000
Region IVB - MIMAROPA	142,222,000	24,511,000	35,970,000	202,703,000

Regional Office IVB - Proper	11,145,000	3,433,000	200,000	14,778,000
PENRO Marinduque	8,885,000	1,722,000	3,060,000	13,667,000
PENRO Occidental Mindoro	21,780,000	5,226,000	8,855,000	35,861,000
PENRO Oriental Mindoro	26,975,000	3,844,000	4,300,000	35,119,000
PENRO Palawan	64,502,000	8,610,000	18,255,000	91,367,000
PENRO Romblon	8,935,000	1,676,000	1,300,000	11,911,000
Region V - Bicol	68,045,000	43,068,000	110,498,000	221,611,000

Regional Office V - Proper	10,079,000	18,464,000	6,675,000	35,218,000
PENRO Albay	10,815,000	2,396,000	5,191,000	18,402,000
PENRO Camarines Norte	7,163,000	4,092,000	17,163,000	28,418,000
PENRO Camarines Sur	15,658,000	11,814,000	55,096,000	82,568,000
PENRO Catanduanes	5,449,000	2,281,000	12,987,000	20,717,000
PENRO Masbate	12,691,000	2,563,000	10,346,000	25,600,000
PENRO Sorsogon	6,190,000	1,458,000	3,040,000	10,688,000
Region VI - Western Visayas	118,470,000	55,716,000	145,734,000	319,920,000

Regional Office VI - Proper	23,254,000	7,070,000	200,000	30,524,000
PENRO Aklan	17,844,000	7,964,000	8,164,000	33,972,000
PENRO Antique	15,690,000	11,187,000	11,200,000	38,077,000
PENRO Capiz	7,949,000	10,592,000	46,394,000	64,935,000
PENRO Guimaras	8,838,000	700,000	200,000	9,738,000
PENRO Iloilo	22,721,000	5,975,000	19,528,000	48,224,000
PENRO Negros Occidental	22,174,000	12,228,000	60,048,000	94,450,000
Region VII - Central Visayas	76,382,000	22,907,000	52,099,000	151,388,000

Regional Office VII - Proper	5,616,000	3,946,000	200,000	9,762,000
PENRO Bohol	20,405,000	6,877,000	33,480,000	60,762,000
PENRO Cebu	23,902,000	3,055,000	9,880,000	36,837,000

852	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Negros Oriental	20,147,000	7,914,000	8,319,000	36,380,000
PENRO Siquijor	6,312,000	1,115,000	220,000	7,647,000
Region VIII - Eastern Visayas	118,508,000	51,038,000	184,024,000	353,570,000

Regional Office VIII - Proper	22,056,000	8,212,000	200,000	30,468,000
PENRO Biliran	6,877,000	1,121,000	815,000	8,813,000
PENRO Eastern Samar	15,303,000	15,190,000	86,272,000	116,765,000
PENRO Leyte	22,441,000	4,868,000	15,285,000	42,594,000
PENRO Northern Samar	15,495,000	8,485,000	37,263,000	61,243,000
PENRO Southern Leyte	17,418,000	3,848,000	5,140,000	26,406,000
PENRO Western Samar	18,918,000	9,314,000	39,049,000	67,281,000
Region IX - Zamboanga Peninsula	112,574,000	26,775,000	47,190,000	186,539,000

Regional Office IX - Proper	18,276,000	9,337,000	200,000	27,813,000
PENRO Zamboanga del Norte	33,582,000	8,566,000	24,248,000	66,396,000
PENRO Zamboanga del Sur	19,259,000	5,178,000	12,572,000	37,009,000
PENRO Zamboanga Sibugay	41,457,000	3,694,000	10,170,000	55,321,000
Region X - Northern Mindanao	92,270,000	36,194,000	128,056,000	256,520,000

Regional Office X - Proper	9,620,000	6,995,000	200,000	16,815,000
PENRO Bukidnon	33,458,000	21,621,000	109,879,000	164,958,000
PENRO Camiguin	6,288,000	800,000	200,000	7,288,000
PENRO Lanao del Norte	13,563,000	2,478,000	6,375,000	22,416,000
PENRO Misamis Occidental	10,304,000	1,265,000	1,310,000	12,879,000
PENRO Misamis Oriental	19,037,000	3,035,000	10,092,000	32,164,000
Region XI - Davao	99,452,000	28,066,000	58,815,000	186,333,000

Regional Office XI - Proper	10,930,000	4,112,000	200,000	15,242,000
PENRO Davao de Oro	17,487,000	3,424,000	7,690,000	28,601,000
PENRO Davao del Norte	15,626,000	4,220,000	5,450,000	25,296,000
PENRO Davao del Sur	23,026,000	7,604,000	18,255,000	48,885,000
PENRO Davao Occidental		3,097,000	7,510,000	10,607,000
PENRO Davao Oriental	32,383,000	5,609,000	19,710,000	57,702,000

JANUARY 3, 2022	OFFICIAL GAZETTE	853
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XII - SOCCSKSARGEN	77,233,000	30,841,000	74,993,000	183,067,000

Regional Office XII - Proper	15,230,000	9,621,000	200,000	25,051,000
PENRO North Cotabato	19,455,000	5,894,000	20,886,000	46,235,000
PENRO Sarangani	12,814,000	3,400,000	7,025,000	23,239,000
PENRO South Cotabato	13,701,000	8,511,000	40,997,000	63,209,000
PENRO Sultan Kudarat	16,033,000	3,415,000	5,885,000	25,333,000
Region XIII - Caraga	162,308,000	83,793,000	312,120,000	558,221,000

Regional Office XIII - Proper	14,920,000	18,083,000	2,655,000	35,658,000
PENRO Agusan del Norte	37,393,000	13,079,000	50,425,000	100,897,000
PENRO Agusan del Sur	24,003,000	39,470,000	203,576,000	267,049,000
PENRO Dinagat Islands	13,131,000	1,382,000	2,215,000	16,728,000
PENRO Surigao del Norte	21,297,000	1,597,000	5,015,000	27,909,000
PENRO Surigao del Sur	51,564,000	10,182,000	48,234,000	109,980,000
Soil Conservation and Watershed Management including River Basin Management and Development		100,033,000	353,098,000	453,131,000

National Capital Region (NCR)		19,601,000	7,010,000	26,611,000

Central Office		15,401,000	7,010,000	22,411,000
Forest Management Bureau (FMB)		3,000,000		3,000,000
NCR - Proper		1,200,000		1,200,000
Region I - Ilocos		6,210,000	17,463,000	23,673,000

Regional Office I - Proper		2,425,000		2,425,000
PENRO Ilocos Norte		1,221,000	5,296,000	6,517,000
PENRO Ilocos Sur		1,556,000	3,930,000	5,486,000
PENRO La Union		548,000	1,675,000	2,223,000
PENRO Pangasinan		460,000	6,562,000	7,022,000
Cordillera Administrative Region (CAR)		4,251,000	10,548,000	14,799,000

Regional Office CAR - Proper		2,346,000		2,346,000
PENRO Abra		124,000	1,758,000	1,882,000
PENRO Apayao		511,000	1,758,000	2,269,000
PENRO Benguet		898,000	1,758,000	2,656,000
PENRO Ifugao		124,000	1,758,000	1,882,000

854	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Kalinga	124,000	1,758,000	1,882,000
PENRO Mt. Province	124,000	1,758,000	1,882,000
Region II - Cagayan Valley	8,015,000	62,138,000	70,153,000

Regional Office II - Proper	8,015,000	62,138,000	70,153,000
Region III - Central Luzon	6,311,000	10,987,000	17,298,000

Regional Office III - Proper	6,311,000	10,987,000	17,298,000
Region IVA - CALABARZON	6,630,000	30,000,000	36,630,000

Regional Office IVA - Proper	2,700,000		2,700,000
PENRO Batangas	420,000		420,000
PENRO Cavite	1,220,000		1,220,000
PENRO Quezon	190,000		190,000
PENRO Rizal	2,100,000	30,000,000	32,100,000
Region IVB - MIMAROPA	2,456,000	10,254,000	12,710,000

Regional Office IVB - Proper	611,000		611,000
PENRO Marinduque	53,000		53,000
PENRO Occidental Mindoro	688,000	2,783,000	3,471,000
PENRO Oriental Mindoro	404,000		404,000
PENRO Palawan	637,000	7,471,000	8,108,000
PENRO Romblon	63,000		63,000
Region V - Bicol	9,528,000	68,258,000	77,786,000

Regional Office V - Proper	5,830,000	39,300,000	45,130,000
PENRO Albay	293,000	2,930,000	3,223,000
PENRO Camarines Norte	693,000	2,930,000	3,623,000
PENRO Camarines Sur	1,116,000	9,156,000	10,272,000
PENRO Catanduanes	742,000	7,415,000	8,157,000
PENRO Masbate	440,000	4,395,000	4,835,000
PENRO Sorsogon	414,000	2,132,000	2,546,000
Region VI - Western Visayas	11,381,000	53,667,000	65,048,000

Regional Office VI - Proper	3,180,000		3,180,000
PENRO Aklan	1,016,000	7,178,000	8,194,000

JANUARY 3, 2022	OFFICIAL GAZETTE	855
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Antique	2,008,000	16,115,000	18,123,000
PENRO Capiz	1,827,000	10,669,000	12,496,000
PENRO Guimaras	503,000	7,179,000	7,682,000
PENRO Iloilo	1,943,000	1,758,000	3,701,000
PENRO Negros Occidental	904,000	10,768,000	11,672,000
Region VII - Central Visayas	2,964,000	9,523,000	12,487,000

Regional Office VII - Proper	1,886,000		1,886,000
PENRO Bohol	564,000	2,198,000	2,762,000
PENRO Cebu	308,000	4,395,000	4,703,000
PENRO Negros Oriental	206,000	2,930,000	3,136,000
Region VIII - Eastern Visayas	2,701,000	14,650,000	17,351,000

Regional Office VIII - Proper	2,701,000	14,650,000	17,351,000
Region IX - Zamboanga Peninsula	3,525,000	14,650,000	18,175,000

Regional Office IX - Proper	3,525,000	14,650,000	18,175,000
Region X - Northern Mindanao	3,992,000	7,325,000	11,317,000

Regional Office X - Proper	2,732,000	7,325,000	10,057,000
PENRO Misamis Occidental	830,000		830,000
PENRO Misamis Oriental	430,000		430,000
Region XI - Davao	4,165,000	14,650,000	18,815,000

Regional Office XI - Proper	3,465,000	14,650,000	18,115,000
PENRO Davao del Norte	700,000		700,000
Region XII - SOCCSKSARGEN	5,868,000	14,650,000	20,518,000

Regional Office XII - Proper	3,460,000		3,460,000
PENRO North Cotabato	937,000	3,662,000	4,599,000
PENRO Sarangani	957,000	3,663,000	4,620,000
PENRO South Cotabato	257,000	3,662,000	3,919,000
PENRO Sultan Kudarat	257,000	3,663,000	3,920,000
Region XIII - Caraga	2,435,000	7,325,000	9,760,000

Regional Office XIII - Proper	1,550,000		1,550,000
PENRO Agusan del Norte	197,000	1,831,000	2,028,000

856	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PENRO Agusan del Sur	243,000	1,831,000	2,074,000
PENRO Dinagat Islands	34,000		34,000
PENRO Surigao del Norte	64,000		64,000
PENRO Surigao del Sur	347,000	3,663,000	4,010,000
Project(s)
Foreign-Assisted Project(s)	157,883,000	325,122,000	483,005,000

Forestland Management Project	157,883,000	325,122,000	483,005,000

Loan Proceeds	48,763,000	301,527,000	350,290,000

National Capital Region (NCR)	48,763,000	301,527,000	350,290,000

Central Office	48,763,000	301,527,000	350,290,000
GOP Counterpart	109,120,000	23,595,000	132,715,000

National Capital Region (NCR)	109,120,000	23,595,000	132,715,000

Central Office	109,120,000	23,595,000	132,715,000
Adaptive capacities of human communities and natural systems improved	74,755,000		74,755,000

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM	74,755,000		74,755,000

Natural Resources Assessment	74,755,000		74,755,000

National Capital Region (NCR)	20,795,000		20,795,000

Central Office	9,690,000		9,690,000
Ecosystems Research and Development Bureau (ERDB)	5,305,000		5,305,000
Forest Management Bureau (FMB)	4,000,000		4,000,000
NCR - Proper	1,800,000		1,800,000
Region I - Ilocos	4,564,000		4,564,000

Regional Office I - Proper	2,120,000		2,120,000
PENRO Ilocos Norte	1,222,000		1,222,000
PENRO Ilocos Sur	1,222,000		1,222,000
Cordillera Administrative Region (CAR)	6,560,000		6,560,000

Regional Office CAR - Proper	4,180,000		4,180,000
PENRO Abra	2,380,000		2,380,000

JANUARY 3, 2022	OFFICIAL GAZETTE	857
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region II - Cagayan Valley	4,030,000	4,030,000

Regional Office II - Proper	4,030,000	4,030,000
Region III - Central Luzon	5,060,000	5,060,000

Regional Office III - Proper	5,060,000	5,060,000
Region IVA - CALABARZON	1,500,000	1,500,000

Regional Office IVA - Proper	1,500,000	1,500,000
Region IVB - MIMAROPA	1,500,000	1,500,000

Regional Office IVB - Proper	1,500,000	1,500,000
Region V - Bicol	3,632,000	3,632,000

PENRO Camarines Norte	500,000	500,000
PENRO Camarines Sur	1,700,000	1,700,000
PENRO Catanduanes	500,000	500,000
PENRO Sorsogon	932,000	932,000
Region VI - Western Visayas	5,230,000	5,230,000

Regional Office VI - Proper	107,000	107,000
PENRO Antique	2,030,000	2,030,000
PENRO Iloilo	1,056,000	1,056,000
PENRO Negros Occidental	2,037,000	2,037,000
Region VII - Central Visayas	2,432,000	2,432,000

Regional Office VII - Proper	2,432,000	2,432,000
Region VIII - Eastern Visayas	2,432,000	2,432,000

Regional Office VIII - Proper	87,000	87,000
PENRO Northern Samar	1,320,000	1,320,000
PENRO Western Samar	1,025,000	1,025,000
Region IX - Zamboanga Peninsula	4,030,000	4,030,000

Regional Office IX - Proper	1,500,000	1,500,000
PENRO Zamboanga del Sur	2,530,000	2,530,000
Region X - Northern Mindanao	4,030,000	4,030,000

PENRO Camiguin	730,000	730,000
PENRO Misamis Oriental	3,300,000	3,300,000

858	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XI - Davao				1,200,000				1,200,000

Regional Office XI - Proper				1,200,000				1,200,000
Region XII - SOCCSKSARGEN				4,030,000				4,030,000

Regional Office XII - Proper				2,030,000				2,030,000
PENRO North Cotabato				2,000,000				2,000,000
Region XIII - Caraga				3,730,000				3,730,000

Regional Office XIII - Proper				3,730,000				3,730,000

Sub-total, Operations		4,356,319,000		5,423,379,000		3,294,873,000		13,074,571,000

TOTAL NEW APPROPRIATIONS	₱	7,427,849,000	₱	7,572,088,000	₱	3,969,079,000	₱	18,969,016,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	5,339,243

Total Permanent Positions	5,339,243

Other Compensation Common to All
Personnel Economic Relief Allowance	375,840
Representation Allowance	38,292
Transportation Allowance	31,752
Clothing and Uniform Allowance	93,960
Mid-Year Bonus - Civilian	444,933
Year End Bonus	444,933
Cash Gift	78,300
Productivity Enhancement Incentive	78,300
Step Increment	13,352

Total Other Compensation Common to All	1,599,662

Other Compensation for Specific Groups
Allowance of Attorney’s de Officio	41,130
Anniversary Bonus - Civilian	46,956

Total Other Compensation for Specific Groups	88,086

Other Benefits
PAG-IBIG Contributions	18,768
PhilHealth Contributions	89,758
Employees Compensation Insurance Premiums	18,768

JANUARY 3, 2022	OFFICIAL GAZETTE	859
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Loyalty Award - Civilian	6,775
Terminal Leave	166,460

Total Other Benefits	300,529

Non-Permanent Positions	100,329

Total Personnel Services	7,427,849

Maintenance and Other Operating Expenses
Travelling Expenses	981,611
Training and Scholarship Expenses	427,399
Supplies and Materials Expenses	1,225,555
Utility Expenses	281,690
Communication Expenses	218,067
Awards/Rewards and Prizes	3,136
Survey, Research, Exploration and Development Expenses	92,935
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	13,950
Extraordinary and Miscellaneous Expenses	7,399
Professional Services	1,491,355
General Services	881,668
Repairs and Maintenance	437,114
Financial Assistance/Subsidy	31,110
Taxes, Insurance Premiums and Other Fees	57,440
Labor and Wages	193,865
Other Maintenance and Operating Expenses
Advertising Expenses	17,506
Printing and Publication Expenses	53,514
Representation Expenses	227,046
Transportation and Delivery Expenses	7,621
Rent/Lease Expenses	94,100
Membership Dues and Contributions to Organizations	2,318
Subscription Expenses	32,498
Donations	15
Other Maintenance and Operating Expenses	793,176

Total Maintenance and Other Operating Expenses	7,572,088

Total Current Operating Expenditures	14,999,937

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	1,621,087
Infrastructure Outlay	1,115,057
Buildings and Other Structures	408,513
Machinery and Equipment Outlay	636,992
Transportation Equipment Outlay	151,640
Furniture, Fixtures and Books Outlay	24,990
Other Property Plant and Equipment Outlay	10,800

Total Capital Outlays	3,969,079

TOTAL NEW APPROPRIATIONS	18,969,016

860	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

B. ENVIRONMENTAL MANAGEMENT BUREAU

For general administration and support, support to operations and operations, including locally-funded project, as indicated hereunder	₱	3,638,427,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	225,471,000	₱	101,725,000	₱		₱	327,196,000
Support to Operations		73,085,000		123,077,000				196,162,000
Operations		674,146,000		1,011,253,000		1,429,670,000		3,115,069,000

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM		235,693,000		131,652,000				367,345,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM		438,453,000		879,601,000		1,429,670,000		2,747,724,000

TOTAL NEW APPROPRIATIONS	₱	972,702,000	₱	1,236,055,000	₱	1,429,670,000	₱	3,638,427,000

Special Provision(s)

1. Air Quality Management Fund. In addition to the amounts appropriated herein, Thirty Five Million Pesos (₱35,000,000) shall be used to finance air quality rehabilitation, research, enforcement, monitoring, and technical assistance activities sourced from the fines imposed and damages awarded to the Republic of the Philippines by the Pollution Adjudication Board, proceeds of licenses and permits issued, emission fees, donations, endowments and contributions, constituted into the Air Quality Management Fund in accordance with Section 14 of R.A. No. 8749.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. National Water Quality Management Fund. In addition to the amounts appropriated herein, Five Million Pesos (₱5,000,000) shall be used for : (i) finance containment and clean-up operations of the government in water pollution cases; (ii) guarantee restoration of ecosystems and rehabilitation of affected areas; (iii) support to research, enforcement and monitoring activities; (iv) technical assistance to the implementing agencies; (v) support to information and educational campaign; and (vi) such other disbursements made solely for the prevention, control or abatement of water pollution and management, and administration of the management areas, sourced from the collections of fines imposed and damages awarded to the government by the Pollution Adjudication Board, proceeds of permits issued by the Department, endowments and grants in the form of contributions to the National Government under R. A. No. 9275, in accordance with Section 9 of the same Act.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Environmental Impact Studies and Assessment Tools. The Environmental Management Bureau (EMB) shall review the existing tools or checklist used in the conduct of Environmental Impact Assessment Study, which is a requirement for the Philippine Environmental Impact Statement System for all environmentally critical projects proponents.

The EMB shall ensure the adoption of proper standards, if applicable to include the resource valuation guidelines as may be developed by the concerned agencies such as, but not limited to, the Ecosystems Research and Development Bureau, Biodiversity Management Bureau, Forest Management Bureau, Mines and Geosciences Bureau, National Water Resources Board and Department of Public Works and Highways, and other impact assessment tools in the Procedural Manual for the Environmental Impact Statement System.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	861

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	174,343,000	₱	101,725,000		₱	276,068,000

National Capital Region (NCR)		40,035,000		56,102,000			96,137,000

Central Office		24,714,000		50,618,000			75,332,000
Regional Office - NCR		15,321,000		5,484,000			20,805,000
Region I - Ilocos		7,020,000		2,606,000			9,626,000

Regional Office - I		7,020,000		2,606,000			9,626,000
Cordillera Administrative Region (CAR)		10,986,000		2,253,000			13,239,000

Regional Office - CAR		10,986,000		2,253,000			13,239,000
Region II - Cagayan Valley		9,151,000		2,290,000			11,441,000

Regional Office - II		9,151,000		2,290,000			11,441,000
Region III - Central Luzon		8,138,000		3,203,000			11,341,000

Regional Office - III		8,138,000		3,203,000			11,341,000
Region IVA - CALABARZON		10,543,000		3,266,000			13,809,000

Regional Office - IVA		10,543,000		3,266,000			13,809,000
Region IVB - MIMAROPA		9,742,000		2,339,000			12,081,000

Regional Office - IVB		9,742,000		2,339,000			12,081,000
Region V - Bicol		6,537,000		5,207,000			11,744,000

Regional Office - V		6,537,000		5,207,000			11,744,000
Region VI - Western Visayas		9,174,000		2,463,000			11,637,000

Regional Office - VI		9,174,000		2,463,000			11,637,000
Region VII - Central Visayas		6,303,000		4,177,000			10,480,000

Regional Office - VII		6,303,000		4,177,000			10,480,000
Region VIII - Eastern Visayas		9,128,000		2,251,000			11,379,000

Regional Office - VIII		9,128,000		2,251,000			11,379,000

862	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IX - Zamboanga Peninsula	8,551,000	3,672,000	12,223,000

Regional Office - IX	8,551,000	3,672,000	12,223,000
Region X - Northern Mindanao	9,448,000	2,352,000	11,800,000

Regional Office - X	9,448,000	2,352,000	11,800,000
Region XI - Davao	9,541,000	2,481,000	12,022,000

Regional Office - XI	9,541,000	2,481,000	12,022,000
Region XII - SOCCSKSARGEN	11,042,000	3,938,000	14,980,000

Regional Office - XII	11,042,000	3,938,000	14,980,000
Region XIII - Caraga	9,004,000	3,125,000	12,129,000

Regional Office - XIII	9,004,000	3,125,000	12,129,000
Human Resource Development	22,840,000		22,840,000

National Capital Region (NCR)	2,482,000		2,482,000

Central Office	1,640,000		1,640,000
Regional Office - NCR	842,000		842,000
Region I - Ilocos	1,571,000		1,571,000

Regional Office - I	1,571,000		1,571,000
Cordillera Administrative Region (CAR)	1,183,000		1,183,000

Regional Office - CAR	1,183,000		1,183,000
Region II - Cagayan Valley	1,564,000		1,564,000

Regional Office -II	1,564,000		1,564,000
Region III - Central Luzon	1,019,000		1,019,000

Regional Office - III	1,019,000		1,019,000
Region IVA - CALABARZON	1,021,000		1,021,000

Regional Office - IVA	1,021,000		1,021,000
Region IVB - MIMAROPA	1,562,000		1,562,000

Regional Office - IVB	1,562,000		1,562,000
Region V - Bicol	1,564,000		1,564,000

Regional Office - V	1,564,000		1,564,000
Region VI - Western Visayas	1,900,000		1,900,000

Regional Office - VI	1,900,000		1,900,000

JANUARY 3, 2022	OFFICIAL GAZETTE	863

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VII - Central Visayas	1,892,000	1,892,000

Regional Office - VII	1,892,000	1,892,000
Region VIII - Eastern Visayas	1,550,000	1,550,000

Regional Office - VIII	1,550,000	1,550,000
Region IX - Zamboanga Peninsula	1,569,000	1,569,000

Regional Office - IX	1,569,000	1,569,000
Region X - Northern Mindanao	1,542,000	1,542,000

Regional Office - X	1,542,000	1,542,000
Region XI - Davao	1,562,000	1,562,000

Regional Office - XI	1,562,000	1,562,000
Region XII - SOCCSKSARGEN	313,000	313,000

Regional Office - XII	313,000	313,000
Region XIII - Caraga	546,000	546,000

Regional Office - XIII	546,000	546,000
Administration of Personnel Benefits	28,288,000	28,288,000

National Capital Region (NCR)	7,493,000	7,493,000

Central Office	2,743,000	2,743,000
Regional Office - NCR	4,750,000	4,750,000
Region I - Ilocos	1,308,000	1,308,000

Regional Office - I	1,308,000	1,308,000
Cordillera Administrative Region (CAR)	1,398,000	1,398,000

Regional Office - CAR	1,398,000	1,398,000
Region II - Cagayan Valley	1,333,000	1,333,000

Regional Office - II	1,333,000	1,333,000
Region III - Central Luzon	3,008,000	3,008,000

Regional Office - III	3,008,000	3,008,000
Region V - Bicol	3,618,000	3,618,000

Regional Office - V	3,618,000	3,618,000
Region VI - Western Visayas	411,000	411,000

Regional Office - VI	411,000	411,000

864	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VII - Central Visayas	5,638,000		5,638,000

Regional Office - VII	5,638,000		5,638,000
Regiom VIII - Eastern Visayas	3,207,000		3,207,000

Regional Office - VIII	3,207,000		3,207,000
Region XII - SOCCSKSARGEN	874,000		874,000

Regional Office - XII	874,000		874,000

Sub-total, General Administration and Support	225,471,000	101,725,000	327,196,000

Support to Operations
Planning, Policy Formulation, Management Information System, and Support to Climate Change	34,586,000	109,772,000	144,358,000

National Capital Region (NCR)	10,290,000	46,337,000	56,627,000

Central Office	9,749,000	42,804,000	52,553,000
Regional Office - NCR	541,000	3,533,000	4,074,000
Region I - Ilocos	1,634,000	5,131,000	6,765,000

Regional Office - I	1,634,000	5,131,000	6,765,000
Cordillera Administrative Region (CAR)	951,000	3,810,000	4,761,000

Regional Office - CAR	951,000	3,810,000	4,761,000
Region II - Cagayan Valley	1,634,000	4,341,000	5,975,000

Regional Office - II	1,634,000	4,341,000	5,975,000
Region III - Central Luzon	1,371,000	5,307,000	6,678,000

Regional Office - III	1,371,000	5,307,000	6,678,000
Region IVA - CALABARZON	2,189,000	3,240,000	5,429,000

Regional Office - IVA	2,189,000	3,240,000	5,429,000
Region IVB - MIMAROPA	1,227,000	3,835,000	5,062,000

Regional Office - IVB	1,227,000	3,835,000	5,062,000
Region V - Bicol	1,646,000	3,713,000	5,359,000

Regional Office - V	1,646,000	3,713,000	5,359,000
Region VI - Western Visayas	2,204,000	4,627,000	6,831,000

Regional Office - VI	2,204,000	4,627,000	6,831,000

JANUARY 3, 2022	OFFICIAL GAZETTE	865

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VII - Central Visayas	1,235,000	3,961,000	5,196,000

Regional Office - VII	1,235,000	3,961,000	5,196,000
Region VIII - Eastern Visayas	2,333,000	4,110,000	6,443,000

Regional Office - VIII	2,333,000	4,110,000	6,443,000
Region IX - Zamboanga Peninsula	1,227,000	4,940,000	6,167,000

Regional Office - IX	1,227,000	4,940,000	6,167,000
Region X - Northern Mindanao	1,770,000	3,999,000	5,769,000

Regional Office - X	1,770,000	3,999,000	5,769,000
Region XI - Davao	1,634,000	3,950,000	5,584,000

Regional Office - XI	1,634,000	3,950,000	5,584,000
Region XII - SOCCSKSARGEN	1,595,000	4,231,000	5,826,000

Regional Office - XII	1,595,000	4,231,000	5,826,000
Region XIII - Caraga	1,646,000	4,240,000	5,886,000

Regional Office - XIII	1,646,000	4,240,000	5,886,000
Legal Services and Provision of Secretariat Services to the Pollution Adjudication Board	38,499,000	13,305,000	51,804,000

National Capital Region (NCR)	7,991,000	9,083,000	17,074,000

Central Office	7,047,000	8,822,000	15,869,000
Regional Office - NCR	944,000	261,000	1,205,000
Region I - Ilocos	2,174,000	376,000	2,550,000

Regional Office - I	2,174,000	376,000	2,550,000
Cordillera Administrative Region (CAR)	930,000	267,000	1,197,000

Regional Office - CAR	930,000	267,000	1,197,000
Region II - Cagayan Valley	2,187,000	256,000	2,443,000

Regional Office - II	2,187,000	256,000	2,443,000
Region III - Central Luzon	2,161,000	241,000	2,402,000

Regional Office - III	2,161,000	241,000	2,402,000
Region IVA - CALABARZON	2,174,000	268,000	2,442,000

Regional Office - IVA	2,174,000	268,000	2,442,000

866	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVB - MIMAROPA	2,161,000	253,000		2,414,000

Regional Office - IVB	2,161,000	253,000		2,414,000
Region V - Bicol	1,239,000	383,000		1,622,000

Regional Office - V	1,239,000	383,000		1,622,000
Region VI - Western Visayas	2,178,000	271,000		2,449,000

Regional Office - VI	2,178,000	271,000		2,449,000
Region VII - Central Visayas	1,897,000	237,000		2,134,000

Regional Office - VII	1,897,000	237,000		2,134,000
Region VIII - Eastern Visayas	2,036,000	247,000		2,283,000

Regional Office - VIII	2,036,000	247,000		2,283,000
Region IX - Zamboanga Peninsula	2,161,000	251,000		2,412,000

Regional Office - IX	2,161,000	251,000		2,412,000
Region X - Northern Mindanao	2,846,000	313,000		3,159,000

Regional Office - X	2,846,000	313,000		3,159,000
Region XI - Davao	2,161,000	265,000		2,426,000

Regional Office - XI	2,161,000	265,000		2,426,000
Region XII - SOCCSKSARGEN	2,023,000	342,000		2,365,000

Regional Office - XII	2,023,000	342,000		2,365,000
Region XIII - Caraga	2,180,000	252,000		2,432,000

Regional Office - XIII	2,180,000	252,000		2,432,000

Sub-total, Support to Operations	73,085,000	123,077,000		196,162,000

Operations
Clean and Healthy Environment Sustained	674,146,000	1,011,253,000	1,429,670,000	3,115,069,000

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM	235,693,000	131,652,000		367,345,000

Environmental Pollution Research	35,254,000	72,187,000		107,441,000

National Capital Region (NCR)	9,891,000	47,240,000		57,131,000

Central Office	8,096,000	45,675,000		53,771,000
Regional Office - NCR	1,795,000	1,565,000		3,360,000
Region I - Ilocos	1,789,000	1,709,000		3,498,000

Regional Office - I	1,789,000	1,709,000		3,498,000

JANUARY 3, 2022	OFFICIAL GAZETTE	867

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Cordillera Administrative Region (CAR)	1,233,000	1,486,000	2,719,000

Regional Office - CAR	1,233,000	1,486,000	2,719,000
Region II - Cagayan Valley	1,227,000	1,460,000	2,687,000

Regional Office - II	1,227,000	1,460,000	2,687,000
Region III - Central Luzon	2,176,000	1,223,000	3,399,000

Regional Office - III	2,176,000	1,223,000	3,399,000
Region IVA - CALABARZON	1,239,000	916,000	2,155,000

Regional Office - IVA	1,239,000	916,000	2,155,000
Region IVB - MIMAROPA	1,227,000	1,369,000	2,596,000

Regional Office - IVB	1,227,000	1,369,000	2,596,000
Region V - Bicol	1,239,000	2,720,000	3,959,000

Regional Office - V	1,239,000	2,720,000	3,959,000
Region VI - Western Visayas	1,790,000	1,596,000	3,386,000

Regional Office - VI	1,790,000	1,596,000	3,386,000
Region VII - Central Visayas	1,795,000	1,705,000	3,500,000

Regional Office - VII	1,795,000	1,705,000	3,500,000
Region VIII - Eastern Visayas	1,235,000	2,011,000	3,246,000

Regional Office - VIII	1,235,000	2,011,000	3,246,000
Region IX - Zamboanga Peninsula	1,227,000	2,014,000	3,241,000

Regional Office - IX	1,227,000	2,014,000	3,241,000
Region X - Northern Mindanao	2,463,000	1,775,000	4,238,000

Regional Office - X	2,463,000	1,775,000	4,238,000
Region XI - Davao	2,313,000	1,733,000	4,046,000

Regional Office - XI	2,313,000	1,733,000	4,046,000
Region XII - SOCCSKSARGEN	3,171,000	1,609,000	4,780,000

Regional Office - XII	3,171,000	1,609,000	4,780,000
Region XIII - Caraga	1,239,000	1,621,000	2,860,000

Regional Office - XIII	1,239,000	1,621,000	2,860,000
Environmental Education and Partnership Building	32,734,000	21,369,000	54,103,000

National Capital Region (NCR)	14,830,000	15,420,000	30,250,000

868	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Central Office	13,048,000	15,045,000	28,093,000
Regional Office - NCR	1,782,000	375,000	2,157,000
Region I - Ilocos	684,000	380,000	1,064,000

Regional Office - I	684,000	380,000	1,064,000
Cordillera Administrative Region (CAR)	1,353,000	351,000	1,704,000

Regional Office - CAR	1,353,000	351,000	1,704,000
Region II - Cagayan Valley	1,235,000	401,000	1,636,000

Regional Office - II	1,235,000	401,000	1,636,000
Region III - Central Luzon	2,168,000	351,000	2,519,000

Regional Office - III	2,168,000	351,000	2,519,000
Region IVA - CALABARZON	2,326,000	351,000	2,677,000

Regional Office - IVA	2,326,000	351,000	2,677,000
Region IVB - MIMAROPA	541,000	385,000	926,000

Regional Office - IVB	541,000	385,000	926,000
Region V - Bicol	1,239,000	350,000	1,589,000

Regional Office - V	1,239,000	350,000	1,589,000
Region VI - Western Visayas	1,794,000	444,000	2,238,000

Regional Office - VI	1,794,000	444,000	2,238,000
Region VII - Central Visayas	546,000	566,000	1,112,000

Regional Office - VII	546,000	566,000	1,112,000
Region VIII - Eastern Visayas	1,235,000	429,000	1,664,000

Regional Office - VIII	1,235,000	429,000	1,664,000
Region IX - Zamboanga Peninsula		358,000	358,000

Regional Office - IX		358,000	358,000
Region X - Northern Mindanao	541,000	402,000	943,000

Regional Office - X	541,000	402,000	943,000
Region XI - Davao	1,770,000	421,000	2,191,000

Regional Office - XI	1,770,000	421,000	2,191,000
Region XII - SOCCSKSARGEN	1,233,000	350,000	1,583,000

Regional Office - XII	1,233,000	350,000	1,583,000

JANUARY 3, 2022	OFFICIAL GAZETTE	869

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XIII - Caraga	1,239,000	410,000	1,649,000

Regional Office - XIII	1,239,000	410,000	1,649,000
Environmental Impact Assessments	167,705,000	38,096,000	205,801,000

National Capital Region (NCR)	19,327,000	17,304,000	36,631,000

Central Office	10,356,000	14,575,000	24,931,000
Regional Office - NCR	8,971,000	2,729,000	11,700,000
Region I - Ilocos	10,721,000	994,000	11,715,000

Regional Office - I	10,721,000	994,000	11,715,000
Cordillera Administrative Region (CAR)	6,082,000	1,359,000	7,441,000

Regional Office - CAR	6,082,000	1,359,000	7,441,000
Region II - Cagayan Valley	12,657,000	1,036,000	13,693,000

Regional Office - II	12,657,000	1,036,000	13,693,000
Region III - Central Luzon	14,555,000	2,192,000	16,747,000

Regional Office - III	14,555,000	2,192,000	16,747,000
Region IVA - CALABARZON	12,742,000	2,502,000	15,244,000

Regional Office - IVA	12,742,000	2,502,000	15,244,000
Region IVB - MIMAROPA	9,145,000	1,427,000	10,572,000

Regional Office - IVB	9,145,000	1,427,000	10,572,000
Region V - Bicol	10,449,000	968,000	11,417,000

Regional Office - V	10,449,000	968,000	11,417,000
Region VI - Western Visayas	9,436,000	1,622,000	11,058,000

Regional Office - VI	9,436,000	1,622,000	11,058,000
Region VII - Central Visayas	9,283,000	1,756,000	11,039,000

Regional Office - VII	9,283,000	1,756,000	11,039,000
Region VIII - Eastern Visayas	8,011,000	843,000	8,854,000

Regional Office - VIII	8,011,000	843,000	8,854,000
Region IX - Zamboanga Peninsula	9,308,000	1,069,000	10,377,000

Regional Office - IX	9,308,000	1,069,000	10,377,000
Region X - Northern Mindanao	9,354,000	1,885,000	11,239,000

Regional Office - X	9,354,000	1,885,000	11,239,000

870	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XI - Davao	13,458,000	1,400,000		14,858,000

Regional Office - XI	13,458,000	1,400,000		14,858,000
Region XII - SOCCSKSARGEN	7,401,000	729,000		8,130,000

Regional Office - XII	7,401,000	729,000		8,130,000
Region XIII - Caraga	5,776,000	1,010,000		6,786,000

Regional Office - XIII	5,776,000	1,010,000		6,786,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM	438,453,000	879,601,000	1,429,670,000	2,747,724,000

Implementation of clean air regulations	190,799,000	143,010,000		333,809,000

National Capital Region (NCR)	24,785,000	84,447,000		109,232,000

Central Office	13,570,000	73,848,000		87,418,000
Regional Office - NCR	11,215,000	10,599,000		21,814,000
Region I - Ilocos	14,850,000	3,619,000		18,469,000

Regional Office - I	14,850,000	3,619,000		18,469,000
Cordillera Administrative Region (CAR)	6,727,000	3,569,000		10,296,000

Regional Office - CAR	6,727,000	3,569,000		10,296,000
Region II - Cagayan Valley	5,737,000	2,646,000		8,383,000

Regional Office - II	5,737,000	2,646,000		8,383,000
Region III - Central Luzon	19,792,000	4,967,000		24,759,000

Regional Office - III	19,792,000	4,967,000		24,759,000
Region IVA - CALABARZON	13,646,000	7,493,000		21,139,000

Regional Office - IVA	13,646,000	7,493,000		21,139,000
Region IVB - MIMAROPA	8,632,000	4,605,000		13,237,000

Regional Office - IVB	8,632,000	4,605,000		13,237,000
Region V - Bicol	12,752,000	3,779,000		16,531,000

Regional Office - V	12,752,000	3,779,000		16,531,000
Region VI - Western Visayas	13,734,000	3,913,000		17,647,000

Regional Office - VI	13,734,000	3,913,000		17,647,000
Region VII - Central Visayas	9,864,000	3,401,000		13,265,000

Regional Office - VII	9,864,000	3,401,000		13,265,000

JANUARY 3, 2022	OFFICIAL GAZETTE	871

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas	12,331,000	2,095,000	14,426,000

Regional Office - VIII	12,331,000	2,095,000	14,426,000
Region IX - Zamboanga Peninsula	6,869,000	4,054,000	10,923,000

Regional Office - IX	6,869,000	4,054,000	10,923,000
Region X - Northern Mindanao	12,429,000	3,436,000	15,865,000

Regional Office - X	12,429,000	3,436,000	15,865,000
Region XI - Davao	11,775,000	4,786,000	16,561,000

Regional Office - XI	11,775,000	4,786,000	16,561,000
Region XII - SOCCSKSARGEN	4,429,000	3,088,000	7,517,000

Regional Office - XII	4,429,000	3,088,000	7,517,000
Region XIII - Caraga	12,447,000	3,112,000	15,559,000

Regional Office - XIII	12,447,000	3,112,000	15,559,000
Implementation of clean water regulations	117,895,000	365,499,000	483,394,000

National Capital Region (NCR)	17,623,000	76,793,000	94,416,000

Central Office	2,844,000	28,719,000	31,563,000
Regional Office - NCR	14,779,000	48,074,000	62,853,000
Region I - Ilocos	7,723,000	10,007,000	17,730,000

Regional Office - I	7,723,000	10,007,000	17,730,000
Cordillera Administrative Region (CAR)	8,218,000	7,846,000	16,064,000

Regional Office - CAR	8,218,000	7,846,000	16,064,000
Region II - Cagayan Valley	6,500,000	8,746,000	15,246,000

Regional Office - II	6,500,000	8,746,000	15,246,000
Region III - Central Luzon	5,564,000	49,941,000	55,505,000

Regional Office - III	5,564,000	49,941,000	55,505,000
Region IVA - CALABARZON	7,780,000	69,248,000	77,028,000

Regional Office - IVA	7,780,000	69,248,000	77,028,000
Region IVB - MIMAROPA	6,397,000	10,379,000	16,776,000

Regional Office - IVB	6,397,000	10,379,000	16,776,000
Region V - Bicol	6,939,000	6,720,000	13,659,000

Regional Office - V	6,939,000	6,720,000	13,659,000

872	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VI - Western Visayas	7,227,000	66,863,000		74,090,000

Regional Office - VI	7,227,000	66,863,000		74,090,000
Region VII - Central Visayas	7,757,000	8,915,000		16,672,000

Regional Office - VII	7,757,000	8,915,000		16,672,000
Region VIII - Eastern Visayas	6,302,000	9,101,000		15,403,000

Regional Office - VIII	6,302,000	9,101,000		15,403,000
Region IX - Zamboanga Peninsula	5,620,000	8,553,000		14,173,000

Regional Office - IX	5,620,000	8,553,000		14,173,000
Region X - Northern Mindanao	2,902,000	8,990,000		11,892,000

Regional Office - X	2,902,000	8,990,000		11,892,000
Region XI - Davao	6,024,000	8,638,000		14,662,000

Regional Office - XI	6,024,000	8,638,000		14,662,000
Region XII - SOCCSKSARGEN	8,560,000	8,395,000		16,955,000

Regional Office - XII	8,560,000	8,395,000		16,955,000
Region XIII - Caraga	6,759,000	6,364,000		13,123,000

Regional Office - XIII	6,759,000	6,364,000		13,123,000
Implementation of ecological solid waste management regulations	60,249,000	328,450,000	470,400,000	859,099,000

National Capital Region (NCR)	15,651,000	142,586,000	100,160,000	258,397,000

Central Office	9,348,000	59,511,000		68,859,000
Regional Office - NCR	6,303,000	83,075,000	100,160,000	189,538,000
Region I - Ilocos	2,544,000	12,655,000	17,000,000	32,199,000

Regional Office - I	2,544,000	12,655,000	17,000,000	32,199,000
Cordillera Administrative Region (CAR)	7,863,000	11,223,000	8,000,000	27,086,000

Regional Office - CAR	7,863,000	11,223,000	8,000,000	27,086,000
Region II - Cagayan Valley	2,544,000	12,944,000	19,000,000	34,488,000

Regional Office - II	2,544,000	12,944,000	19,000,000	34,488,000
Region III - Central Luzon	4,245,000	14,534,000	156,240,000	175,019,000

Regional Office - III	4,245,000	14,534,000	156,240,000	175,019,000

JANUARY 3, 2022	OFFICIAL GAZETTE	873

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	4,625,000	14,883,000	9,000,000	28,508,000

Regional Office - IVA	4,625,000	14,883,000	9,000,000	28,508,000
Region IVB - MIMAROPA	2,268,000	11,687,000	9,000,000	22,955,000

Regional Office - IVB	2,268,000	11,687,000	9,000,000	22,955,000
Region V - Bicol	2,011,000	13,683,000	18,000,000	33,694,000

Regional Office - V	2,011,000	13,683,000	18,000,000	33,694,000
Region VI - Western Visayas	1,465,000	13,497,000	20,000,000	34,962,000

Regional Office - VI	1,465,000	13,497,000	20,000,000	34,962,000
Region VII - Central Visayas	3,541,000	11,109,000	35,000,000	49,650,000

Regional Office - VII	3,541,000	11,109,000	35,000,000	49,650,000
Region VIII - Eastern Visayas	947,000	13,409,000	29,000,000	43,356,000

Regional Office - VIII	947,000	13,409,000	29,000,000	43,356,000
Region IX - Zamboanga Peninsula	3,306,000	10,569,000	14,000,000	27,875,000

Regional Office - IX	3,306,000	10,569,000	14,000,000	27,875,000
Region X - Northern Mindanao	1,595,000	11,335,000	18,000,000	30,930,000

Regional Office - X	1,595,000	11,335,000	18,000,000	30,930,000
Region XI - Davao	2,131,000	12,248,000	3,000,000	17,379,000

Regional Office - XI	2,131,000	12,248,000	3,000,000	17,379,000
Region XII - SOCCSKSARGEN	3,368,000	9,559,000		12,927,000

Regional Office - XII	3,368,000	9,559,000		12,927,000
Region XIII - Caraga	2,145,000	12,529,000	15,000,000	29,674,000

Regional Office - XIII	2,145,000	12,529,000	15,000,000	29,674,000
Implementation of toxic substances and hazardous waste management regulations	69,510,000	42,642,000	181,600,000	293,752,000

National Capital Region (NCR)	10,970,000	19,266,000	12,800,000	43,036,000

Central Office	5,491,000	13,815,000		19,306,000
Regional Office - NCR	5,479,000	5,451,000	12,800,000	23,730,000
Region I - Ilocos	2,544,000	1,818,000	10,400,000	14,762,000

Regional Office - I	2,544,000	1,818,000	10,400,000	14,762,000
Cordillera Administrative Region (CAR)	4,456,000	775,000	6,400,000	11,631,000

Regional Office - CAR	4,456,000	775,000	6,400,000	11,631,000

874	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	4,001,000	1,023,000	7,200,000	12,224,000

Regional Office - II	4,001,000	1,023,000	7,200,000	12,224,000
Region III - Central Luzon	4,062,000	2,719,000	16,800,000	23,581,000

Regional Office - III	4,062,000	2,719,000	16,800,000	23,581,000
Region IVA - CALABARZON	6,002,000	3,171,000	20,000,000	29,173,000

Regional Office - IVA	6,002,000	3,171,000	20,000,000	29,173,000
Region IVB - MIMAROPA	2,391,000	781,000	5,600,000	8,772,000

Regional Office - IVB	2,391,000	781,000	5,600,000	8,772,000
Region V - Bicol	3,458,000	1,704,000	10,400,000	15,562,000

Regional Office - V	3,458,000	1,704,000	10,400,000	15,562,000
Region VI - Western Visayas	2,021,000	1,584,000	17,600,000	21,205,000

Regional Office - VI	2,021,000	1,584,000	17,600,000	21,205,000
Region VII - Central Visayas	8,139,000	2,207,000	16,000,000	26,346,000

Regional Office - VII	8,139,000	2,207,000	16,000,000	26,346,000
Region VIII - Eastern Visayas	3,744,000	1,147,000	10,400,000	15,291,000

Regional Office - VIII	3,744,000	1,147,000	10,400,000	15,291,000
Region IX - Zamboanga Peninsula	2,579,000	595,000	6,400,000	9,574,000

Regional Office - IX	2,579,000	595,000	6,400,000	9,574,000
Region X - Northern Mindanao	3,379,000	1,365,000	11,200,000	15,944,000

Regional Office - X	3,379,000	1,365,000	11,200,000	15,944,000
Region XI - Davao	2,131,000	1,719,000	8,800,000	12,650,000

Regional Office - XI	2,131,000	1,719,000	8,800,000	12,650,000
Region XII - SOCCSKSARGEN	4,554,000	1,553,000	12,800,000	18,907,000

Regional Office - XII	4,554,000	1,553,000	12,800,000	18,907,000
Region XIII - Caraga	5,079,000	1,215,000	8,800,000	15,094,000

Regional Office - XIII	5,079,000	1,215,000	8,800,000	15,094,000
Project(s)
Locally Funded Project(s)			777,670,000	777,670,000

Construction of Waste to Energy (WtE) Facility in Davao City			774,670,000	774,670,000

JANUARY 3, 2022	OFFICIAL GAZETTE	875

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XI - Davao						774,670,000		774,670,000

Regional Office - XI						774,670,000		774,670,000

Completion of Phase 2 of the Sanitary Landfill in the Municipality of Laak, Davao de Oro						3,000,000		3,000,000

Region XI - Davao						3,000,000		3,000,000

Regional Office - XI						3,000,000		3,000,000

Sub-total, Operations		674,146,000		1,011,253,000		1,429,670,000		3,115,069,000

TOTAL NEW APPROPRIATIONS	₱	972,702,000	₱	1,236,055,000	₱	1,429,670,000	₱	3,638,427,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	733,493

Total Permanent Positions	733,493

Other Compensation Common to All
Personnel Economic Relief Allowance	34,800
Representation Allowance	4,182
Transportation Allowance	4,122
Clothing and Uniform Allowance	8,700
Mid-Year Bonus - Civilian	61,124
Year End Bonus	61,124
Cash Gift	7,250
Productivity Enhancement Incentive	7,250
Step Increment	1,827

Total Other Compensation Common to All	190,379

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	4,350

Total Other Compensation for Specific Groups	4,350

Other Benefits
PAG-IBIG Contributions	1,752
PhilHealth Contributions	12,453
Employees Compensation Insurance Premiums	1,752
Loyalty Award - Civilian	235
Terminal Leave	28,288

876	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Other Benefits	44,480

Total Personnel Services	972,702

Maintenance and Other Operating Expenses
Travelling Expenses	134,944
Training and Scholarship Expenses	75,377
Supplies and Materials Expenses	173,685
Utility Expenses	38,403
Communication Expenses	48,823
Awards/Rewards and Prizes	4,648
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,469
Professional Services	199,862
General Services	232,795
Repairs and Maintenance	92,435
Financial Assistance/Subsidy	28,913
Taxes, Insurance Premiums and Other Fees	13,738
Other Maintenance and Operating Expenses
Advertising Expenses	2,469
Printing and Publication Expenses	8,278
Representation Expenses	28,873
Transportation and Delivery Expenses	1,074
Rent/Lease Expenses	8,047
Membership Dues and Contributions to Organizations	511
Subscription Expenses	39,423
Other Maintenance and Operating Expenses	101,288

Total Maintenance and Other Operating Expenses	1,236,055

Total Current Operating Expenditures	2,208,757

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	959,270
Machinery and Equipment Outlay	470,400

Total Capital Outlays	1,429,670

TOTAL NEW APPROPRIATIONS	3,638,427

C. MINES AND GEOSCIENCES BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,341,525,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

JANUARY 3, 2022	OFFICIAL GAZETTE	877

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

General Administration and Support	₱	240,061,000	₱	68,838,000	₱		₱	308,899,000
Support to Operations		47,539,000		82,830,000		64,572,000		194,941,000
Operations		430,035,000		407,650,000				837,685,000

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		280,300,000		95,331,000				375,631,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM		30,260,000		87,254,000				117,514,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM		119,475,000		225,065,000				344,540,000

TOTAL NEW APPROPRIATIONS	₱	717,635,000	₱	559,318,000	₱	64,572,000	₱	1,341,525,000

Special Provision(s)

1. Income from Royalties. In addition to the amounts appropriated herein, Forty Four Million Eight Hundred Nineteen Thousand Pesos (₱44,819,000) and Forty Million One Hundred Eighty One Thousand Pesos (₱40,181,000) shall be used for the MOOE and Capital Outlay requirements, respectively, of the Mines and Geosciences Bureau (MGB) sourced from ten percent (10%) of royalties derived from the development and utilization of mineral resources within reservations in accordance with Section 5 of R.A. No. 7942.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
General Administration and Support
General Management and Supervision	₱	230,022,000	₱	66,784,000	₱	₱	296,806,000

National Capital Region (NCR)		71,756,000		20,626,000			92,382,000

Central Office		71,756,000		20,626,000			92,382,000
Region I - Ilocos		10,784,000		3,078,000			13,862,000

Regional Office - I		10,784,000		3,078,000			13,862,000
Cordillera Administrative Region (CAR)		9,676,000		2,840,000			12,516,000

Regional Office - CAR		9,676,000		2,840,000			12,516,000
Region II - Cagayan Valley		10,328,000		3,192,000			13,520,000

Regional Office - II		10,328,000		3,192,000			13,520,000
Region III - Central Luzon		11,664,000		3,717,000			15,381,000

Regional Office - III		11,664,000		3,717,000			15,381,000

878	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVA - CALABARZON	6,515,000	2,771,000	9,286,000

Regional Office - IVA	6,515,000	2,771,000	9,286,000
Region IVB - MIMAROPA	9,858,000	3,274,000	13,132,000

Regional Office - IVB	9,858,000	3,274,000	13,132,000
Region V - Bicol	13,559,000	3,407,000	16,966,000

Regional Office - V	13,559,000	3,407,000	16,966,000
Region VI - Western Visayas	12,778,000	2,515,000	15,293,000

Regional Office - VI	12,778,000	2,515,000	15,293,000
Region VII - Central Visayas	10,121,000	2,639,000	12,760,000

Regional Office - VII	10,121,000	2,639,000	12,760,000
Region VIII - Eastern Visayas	11,706,000	2,333,000	14,039,000

Regional Office - VIII	11,706,000	2,333,000	14,039,000
Region IX - Zamboanga Peninsula	10,411,000	3,226,000	13,637,000

Regional Office - IX	10,411,000	3,226,000	13,637,000
Region X - Northern Mindanao	9,208,000	2,836,000	12,044,000

Regional Office - X	9,208,000	2,836,000	12,044,000
Region XI - Davao	8,528,000	3,459,000	11,987,000

Regional Office - XI	8,528,000	3,459,000	11,987,000
Region XII - SOCCSKSARGEN	12,419,000	3,672,000	16,091,000

Regional Office - XII	12,419,000	3,672,000	16,091,000
Region XIII - Caraga	10,711,000	3,199,000	13,910,000

Regional Office - XIII	10,711,000	3,199,000	13,910,000
Human Resource Development	947,000	2,054,000	3,001,000

National Capital Region (NCR)	947,000	2,054,000	3,001,000

Central Office	947,000	2,054,000	3,001,000

Administration of Personnel Benefits	9,092,000		9,092,000

National Capital Region (NCR)	9,092,000		9,092,000

Central Office	9,092,000		9,092,000

Sub-total, General Administration and Support	240,061,000	68,838,000	308,899,000

JANUARY 3, 2022	OFFICIAL GAZETTE	879
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Support to Operations
Planning and Policy Formulation	13,594,000	71,972,000	64,572,000	150,138,000

National Capital Region (NCR)	13,594,000	71,972,000	64,572,000	150,138,000

Central Office	13,594,000	71,972,000	64,572,000	150,138,000
Mineral Economics, Information and Communication Plan	9,810,000	5,478,000		15,288,000

National Capital Region (NCR)	9,810,000	5,478,000		15,288,000

Central Office	9,810,000	5,478,000		15,288,000
Research and Development	24,135,000	5,380,000		29,515,000

National Capital Region (NCR)	24,135,000	5,380,000		29,515,000

Central Office	24,135,000	5,380,000		29,515,000

Sub-total, Support to Operations	47,539,000	82,830,000	64,572,000	194,941,000

Operations
Natural Resources Sustainably Managed	310,560,000	182,585,000		493,145,000

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	280,300,000	95,331,000		375,631,000

Mineral Regulation Services	280,300,000	95,331,000		375,631,000

National Capital Region (NCR)	46,167,000	11,667,000		57,834,000

Central Office	46,167,000	11,667,000		57,834,000
Region I - Ilocos	15,032,000	4,488,000		19,520,000

Regional Office - I	15,032,000	4,488,000		19,520,000
Cordillera Administrative Region (CAR)	17,946,000	5,946,000		23,892,000

Regional Office - CAR	17,946,000	5,946,000		23,892,000
Region II - Cagayan Valley	16,030,000	2,798,000		18,828,000

Regional Office - II	16,030,000	2,798,000		18,828,000
Region III - Central Luzon	15,381,000	7,313,000		22,694,000

Regional Office - III	15,381,000	7,313,000		22,694,000
Region IVA - CALABARZON	14,456,000	6,076,000		20,532,000

Regional Office - IVA	14,456,000	6,076,000		20,532,000
Region IVB - MIMAROPA	16,027,000	6,628,000		22,655,000

Regional Office - IVB	16,027,000	6,628,000		22,655,000

880	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol	17,840,000	5,311,000	23,151,000

Regional Office - V	17,840,000	5,311,000	23,151,000
Region VI - Western Visayas	14,651,000	4,064,000	18,715,000

Regional Office - VI	14,651,000	4,064,000	18,715,000
Region VII - Central Visayas	14,488,000	5,118,000	19,606,000

Regional Office - VII	14,488,000	5,118,000	19,606,000
Region VIII - Eastern Visayas	17,555,000	4,450,000	22,005,000

Regional Office - VIII	17,555,000	4,450,000	22,005,000
Region IX - Zamboanga Peninsula	15,672,000	4,006,000	19,678,000

Regional Office - IX	15,672,000	4,006,000	19,678,000
Region X - Northern Mindanao	15,343,000	6,018,000	21,361,000

Regional Office - X	15,343,000	6,018,000	21,361,000
Region XI - Davao	12,336,000	6,042,000	18,378,000

Regional Office - XI	12,336,000	6,042,000	18,378,000
Region XII - SOCCSKSARGEN	17,350,000	2,453,000	19,803,000

Regional Office - XII	17,350,000	2,453,000	19,803,000
Region XIII - Caraga	14,026,000	12,953,000	26,979,000

Regional Office - XIII	14,026,000	12,953,000	26,979,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM	30,260,000	87,254,000	117,514,000

Mineral Resources Development	30,260,000	87,254,000	117,514,000

National Capital Region (NCR)	30,260,000	37,270,000	67,530,000

Central Office	30,260,000	37,270,000	67,530,000
Region I - Ilocos		1,811,000	1,811,000

Regional Office - I		1,811,000	1,811,000
Cordillera Administrative Region (CAR)		4,632,000	4,632,000

Regional Office - CAR		4,632,000	4,632,000
Region II - Cagayan Valley		2,614,000	2,614,000

Regional Office - II		2,614,000	2,614,000
Region III - Central Luzon		2,762,000	2,762,000

Regional Office - III		2,762,000	2,762,000

JANUARY 3, 2022	OFFICIAL GAZETTE	881
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON		4,188,000	4,188,000

Regional Office - IVA		4,188,000	4,188,000
Region IVB - MIMAROPA		3,285,000	3,285,000

Regional Office - IVB		3,285,000	3,285,000
Region V - Bicol		1,214,000	1,214,000

Regional Office - V		1,214,000	1,214,000
Region VI - Western Visayas		2,133,000	2,133,000

Regional Office - VI		2,133,000	2,133,000
Region VII - Central Visayas		4,406,000	4,406,000

Regional Office - VII		4,406,000	4,406,000
Region VIII - Eastern Visayas		3,384,000	3,384,000

Regional Office - VIII		3,384,000	3,384,000
Region IX - Zamboanga Peninsula		3,951,000	3,951,000

Regional Office - IX		3,951,000	3,951,000
Region X - Northern Mindanao		2,228,000	2,228,000

Regional Office - X		2,228,000	2,228,000
Region XI - Davao		4,167,000	4,167,000

Regional Office - XI		4,167,000	4,167,000
Region XII - SOCCSKSARGEN		3,910,000	3,910,000

Regional Office - XII		3,910,000	3,910,000
Region XIII - Caraga		5,299,000	5,299,000

Regional Office - XIII		5,299,000	5,299,000
Adaptive Capacities of Human Communities and Natural Systems Improved	119,475,000	225,065,000	344,540,000

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM	119,475,000	225,065,000	344,540,000

Geological Assessment for Risk Reduction and Resiliency	119,475,000	225,065,000	344,540,000

National Capital Region (NCR)	10,412,000	66,992,000	77,404,000

Central Office	10,412,000	66,992,000	77,404,000
Region I - Ilocos	5,037,000	10,258,000	15,295,000

Regional Office - I	5,037,000	10,258,000	15,295,000

882	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cordillera Administrative Region (CAR)		7,773,000		9,149,000				16,922,000

Regional Office - CAR		7,773,000		9,149,000				16,922,000
Region II - Cagayan Valley		6,918,000		9,726,000				16,644,000

Regional Office - II		6,918,000		9,726,000				16,644,000
Region III - Central Luzon		8,078,000		10,409,000				18,487,000

Regional Office - III		8,078,000		10,409,000				18,487,000
Region IVA - CALABARZON		9,556,000		12,582,000				22,138,000

Regional Office - IVA		9,556,000		12,582,000				22,138,000
Region IVB - MIMAROPA		6,718,000		11,108,000				17,826,000

Regional Office - IVB		6,718,000		11,108,000				17,826,000
Region V - Bicol		9,084,000		10,371,000				19,455,000

Regional Office - V		9,084,000		10,371,000				19,455,000
Region VI - Western Visayas		5,429,000		11,254,000				16,683,000

Regional Office - VI		5,429,000		11,254,000				16,683,000
Region VII - Central Visayas		6,843,000		11,414,000				18,257,000

Regional Office - VII		6,843,000		11,414,000				18,257,000
Region VIII - Eastern Visayas		3,974,000		9,365,000				13,339,000

Regional Office - VIII		3,974,000		9,365,000				13,339,000
Region IX - Zamboanga Peninsula		8,124,000		10,023,000				18,147,000

Regional Office - IX		8,124,000		10,023,000				18,147,000
Region X - Northern Mindanao		8,072,000		10,268,000				18,340,000

Regional Office - X		8,072,000		10,268,000				18,340,000
Region XI - Davao		6,122,000		10,160,000				16,282,000

Regional Office - XI		6,122,000		10,160,000				16,282,000
Region XII - SOCCSKSARGEN		8,053,000		10,444,000				18,497,000

Regional Office - XII		8,053,000		10,444,000				18,497,000
Region XIII - Caraga		9,282,000		11,542,000				20,824,000

Regional Office - XIII		9,282,000		11,542,000				20,824,000

Sub-total, Operations		430,035,000		407,650,000				837,685,000

TOTAL NEW APPROPRIATIONS	₱	717,635,000	₱	559,318,000	₱	64,572,000	₱	1,341,525,000

JANUARY 3, 2022	OFFICIAL GAZETTE	883
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	519,629

Total Permanent Positions	519,629

Other Compensation Common to All
Personnel Economic Relief Allowance	23,376
Representation Allowance	3,852
Transportation Allowance	3,852
Clothing and Uniform Allowance	5,844
Mid-Year Bonus - Civilian	43,303
Year End Bonus	43,303
Cash Gift	4,870
Productivity Enhancement Incentive	4,870
Step Increment	1,299

Total Other Compensation Common to All	134,569

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	43,304

Total Other Compensation for Specific Groups	43,304

Other Benefits
PAG-IBIG Contributions	1,167
PhilHealth Contributions	8,707
Employees Compensation Insurance Premiums	1,167
Terminal Leave	9,092

Total Other Benefits	20,133

Total Personnel Services	717,635

Maintenance and Other Operating Expenses
Travelling Expenses	96,369
Training and Scholarship Expenses	27,103
Supplies and Materials Expenses	62,692
Utility Expenses	29,926
Communication Expenses	13,960
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,891
Professional Services	129,813
General Services	75,417
Repairs and Maintenance	27,554
Taxes, Insurance Premiums and Other Fees	12,454

884	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Labor and Wages	11,588
Other Maintenance and Operating Expenses
Advertising Expenses	747
Printing and Publication Expenses	1,253
Representation Expenses	12,163
Transportation and Delivery Expenses	811
Rent/Lease Expenses	29,968
Membership Dues and Contributions to Organizations	284
Subscription Expenses	19,290
Other Maintenance and Operating Expenses	6,035

Total Maintenance and Other Operating Expenses	559,318

Total Current Operating Expenditures	1,276,953

Capital Outlays
Machinery and Equipment Outlay	64,572

Total Capital Outlays	64,572

TOTAL NEW APPROPRIATIONS	1,341,525

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

For general administration and support, and operations, as indicated hereunder	₱	1,268,834,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	63,087,000	₱	98,476,000		₱	161,563,000
Operations		417,477,000		689,794,000			1,107,271,000

MAPPING AND RESOURCE INFORMATION PROGRAM		417,477,000		689,794,000			1,107,271,000

TOTAL NEW APPROPRIATIONS	₱	480,564,000	₱	788,270,000		₱	1,268,834,000

Special Provision(s)

1. Provision of Topographic Maps. The amount of Three Hundred Seventeen Million Five Hundred Fifty Three Thousand Pesos (₱317,553,000) appropriated herein shall be used for the production of topographic maps. The topographic maps and permutations thereof generated by NAMRIA shall be made readily available at no cost to national government agencies, for use in the performance of the latter’s respective mandates.

2. Rice Subsidy. The amount of One Million Eight Hundred Seventeen Thousand Pesos (₱1,817,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of NAMRIA.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	885
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,902,000	₱	97,406,000		₱	153,308,000
Human Resource Development				1,070,000			1,070,000
Administration of Personnel Benefits		7,185,000					7,185,000

Sub-total, General Administration and Support		63,087,000		98,476,000			161,563,000

Operations
Adaptive capacities of human communities and natural systems improved		417,477,000		689,794,000			1,107,271,000

MAPPING AND RESOURCE INFORMATION PROGRAM		417,477,000		689,794,000			1,107,271,000

Hydrographic and Oceanographic Surveys and Nautical Charting		239,930,000		135,835,000			375,765,000
Topographic Base Mapping and Geodetic Surveys		64,189,000		468,214,000			532,403,000
Resource Assessment and Mapping		59,970,000		23,074,000			83,044,000
Geospatial Information Management		53,388,000		62,671,000			116,059,000

Sub-total, Operations		417,477,000		689,794,000			1,107,271,000

TOTAL NEW APPROPRIATIONS	₱	480,564,000	₱	788,270,000		₱	1,268,834,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	195,295

Total Permanent Positions	195,295

Other Compensation Common to All

886	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Personnel Economic Relief Allowance	9,864
Representation Allowance	1,776
Transportation Allowance	1,776
Clothing and Uniform Allowance	2,466
Mid-Year Bonus - Civilian	16,274
Year End Bonus	16,274
Cash Gift	2,055
Productivity Enhancement Incentive	2,055
Step Increment	488

Total Other Compensation Common to All	53,028

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	1,233

Total Other Compensation for Specific Groups	1,233

Other Benefits
PAG-IBIG Contributions	493
PhilHealth Contributions	3,226
Employees Compensation Insurance Premiums	493
Loyalty Award - Civilian	510
Terminal Leave	3,999

Total Other Benefits	8,721

Military/Uniformed Personnel
Basic Pay
Base Pay	107,680

Total Basic Pay	107,680

Other Compensation Common to All
Personnel Economic Relief Allowance	5,592
Clothing/ Uniform Allowance	559
Subsistence Allowance	12,757
Laundry Allowance	84
Quarters Allowance	1,369
Longevity Pay	31,581
Mid-Year Bonus - Military/Uniformed Personnel	8,973
Year-end Bonus	8,973
Cash Gift	1,165
Productivity Enhancement Incentive	1,165

Total Other Compensation Common to All	72,218

Other Compensation for Specific Groups
Sea Duty Pay	15,768
Hazard Duty Pay	1,510
Lump-Sum for Filling of Positions - Military/Uniformed Personnel (MUP)	16,914
Anniversary Bonus - Military/Uniformed Personnel	699

JANUARY 3, 2022	OFFICIAL GAZETTE	887
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Total Other Compensation for Specific Groups	34,891

Other Benefits
Special Group Term Insurance	17
PAG-IBIG Contributions	281
PhilHealth Contributions	3,733
Employees Compensation Insurance Premiums	281
Terminal Leave	3,186

Total Other Benefits	7,498

Total Personnel Services	480,564

Maintenance and Other Operating Expenses
Travelling Expenses	38,855
Training and Scholarship Expenses	8,150
Supplies and Materials Expenses	87,571
Utility Expenses	15,173
Communication Expenses	11,280
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	414,615
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	833
Professional Services	48,338
General Services	22,974
Repairs and Maintenance	40,330
Financial Assistance/Subsidy	1,817
Taxes, Insurance Premiums and Other Fees	36,727
Other Maintenance and Operating Expenses
Advertising Expenses	240
Representation Expenses	1,538
Transportation and Delivery Expenses	38
Rent/Lease Expenses	2,219
Membership Dues and Contributions to Organizations	200
Subscription Expenses	56,872

Total Maintenance and Other Operating Expenses	788,270

Total Current Operating Expenditures	1,268,834

TOTAL NEW APPROPRIATIONS	1,268,834

E. NATIONAL WATER RESOURCES BOARD

For general administration and support, and operations, as indicated hereunder	₱	129,179,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

888	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support	₱	16,090,000	₱	15,551,000	₱	7,686,000	₱	39,327,000
Operations		51,923,000		36,429,000		1,500,000		89,852,000

WATER RESOURCES MANAGEMENT PROGRAM		14,046,000		3,669,000				17,715,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		34,587,000		21,300,000				55,887,000
WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,290,000		11,460,000		1,500,000		16,250,000

TOTAL NEW APPROPRIATIONS	₱	68,013,000	₱	51,980,000	₱	9,186,000	₱	129,179,000

Special Provision(s)

1. Reporting and Posting Requirement. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,851,000	₱	15,551,000	₱	7,686,000	₱	39,088,000
Administration of Personnel Benefits		239,000						239,000

Sub-total, General Administration and Support		16,090,000		15,551,000		7,686,000		39,327,000

Operations
Natural Resources Sustainably Managed		48,633,000		24,969,000				73,602,000

WATER RESOURCES MANAGEMENT PROGRAM		14,046,000		3,669,000				17,715,000

Water Resources Policies and Plans Formulation, Program Coordination, and Information and Communication		14,046,000		3,669,000				17,715,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		34,587,000		21,300,000				55,887,000

Processing, Adjudicating and Granting of Water Rights and Waterworks Franchises		20,759,000		13,167,000				33,926,000

JANUARY 3, 2022	OFFICIAL GAZETTE	889
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Monitoring of Water Appropriation/Utilization and Enforcement of Laws and Orders		13,828,000		8,133,000				21,961,000
Adaptive Capacities of Human Communities and Natural Systems Improved		3,290,000		11,460,000		1,500,000		16,250,000

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,290,000		11,460,000		1,500,000		16,250,000

Water Resources Supply and Demand Assessment		3,290,000		11,460,000		1,500,000		16,250,000

Sub-total, Operations		51,923,000		36,429,000		1,500,000		89,852,000

TOTAL NEW APPROPRIATIONS	₱	68,013,000	₱	51,980,000	₱	9,186,000	₱	129,179,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	52,399

Total Permanent Positions	52,399

Other Compensation Common to All
Personnel Economic Relief Allowance	2,496
Representation Allowance	348
Transportation Allowance	348
Clothing and Uniform Allowance	624
Honoraria	195
Mid-Year Bonus - Civilian	4,367
Year End Bonus	4,367
Cash Gift	520
Productivity Enhancement Incentive	520
Step Increment	132

Total Other Compensation Common to All	13,917

Other Benefits
PAG-IBIG Contributions	124
PhilHealth Contributions	861
Employees Compensation Insurance Premiums	124
Loyalty Award - Civilian	40
Terminal Leave	239

Total Other Benefits	1,388

Non-Permanent Positions	309

Total Personnel Services	68,013

890	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	7,108
Training and Scholarship Expenses	3,256
Supplies and Materials Expenses	3,815
Utility Expenses	2,376
Communication Expenses	4,155
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	20,972
General Services	1,380
Repairs and Maintenance	1,563
Taxes, Insurance Premiums and Other Fees	585
Other Maintenance and Operating Expenses
Advertising Expenses	390
Printing and Publication Expenses	647
Representation Expenses	1,098
Transportation and Delivery Expenses	20
Rent/Lease Expenses	950
Subscription Expenses	3,555

Total Maintenance and Other Operating Expenses	51,980

Total Current Operating Expenditures	119,993

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	9,186

Total Capital Outlays	9,186

TOTAL NEW APPROPRIATIONS	129,179

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

For general administration and support, and operations, as indicated hereunder	₱	106,608,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	19,550,000	₱	17,080,000	₱	1,620,000	₱	38,250,000
Operations		34,536,000		28,924,000		4,898,000		68,358,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		34,536,000		28,924,000		4,898,000		68,358,000

TOTAL NEW APPROPRIATIONS	₱	54,086,000	₱	46,004,000	₱	6,518,000	₱	106,608,000

JANUARY 3, 2022	OFFICIAL GAZETTE	891
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, the amount of Fifteen Million Pesos (₱15,00,000) shall be used for the conservation and protection of wildlife resources, sourced from the fines, damages, fees, charges, donations, endowments, grants, or contributions collected or granted within the jurisdiction of the Palawan Council for Sustainable Development, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirement. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support General Management and Supervision	₱	17,385,000	₱	17,080,000	₱	1,620,000	₱	36,085,000
Administration of Personnel Benefits		2,165,000						2,165,000

Sub-total, General Administration and Support		19,550,000		17,080,000		1,620,000		38,250,000

Operations
Natural resources sustainably managed		34,536,000		28,924,000		4,898,000		68,358,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		34,536,000		28,924,000		4,898,000		68,358,000

Advocacy, Communications and Education		4,496,000		6,024,000		705,000		11,225,000
ECAN Monitoring and Evaluation System		4,843,000		2,831,000		776,000		8,450,000
ECAN Zoning		3,750,000		5,058,000		823,000		9,631,000
Knowledge and Research Management		1,790,000		1,702,000				3,492,000
Resource Mobilization and Partnership Development		1,760,000		263,000				2,023,000
Operation of Strategic Environmental Plan Clearance System		12,837,000		6,565,000		1,711,000		21,113,000
Wildlife and Cave Management		5,060,000		6,481,000		883,000		12,424,000

Sub-total, Operations		34,536,000		28,924,000		4,898,000		68,358,000

TOTAL NEW APPROPRIATIONS	₱	54,086,000	₱	46,004,000	₱	6,518,000	₱	106,608,000

892	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	39,722

Total Permanent Positions	39,722

Other Compensation Common to All
Personnel Economic Relief Allowance	1,704
Representation Allowance	792
Transportation Allowance	792
Clothing and Uniform Allowance	426
Mid-Year Bonus - Civilian	3,310
Year End Bonus	3,310
Cash Gift	355
Productivity Enhancement Incentive	355
Step Increment	100

Total Other Compensation Common to All	11,144

Other Compensation for Specific Group
Anniversary Bonus - Civilian	219

Total Other Compensation for Specific Groups	219

Other Benefits
PAG-IBIG Contributions	84
PhilHealth Contributions	618
Employees Compensation Insurance Premiums	84
Loyalty Award - Civilian	50
Terminal Leave	2,165

Total Other Benefits	3,001

Total Personnel Services	54,086

Maintenance and Other Operating Expenses
Travelling Expenses	3,336
Training and Scholarship Expenses	810
Supplies and Materials Expenses	8,978
Utility Expenses	1,246
Communication Expenses	2,122
Confidential, Intelligence and Miscellaneous Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	17,846
General Services	1,578
Repairs and Maintenance	3,463

JANUARY 3, 2022	OFFICIAL GAZETTE	893
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Taxes, Insurance Premiums and Other Fees	326
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	328
Representation Expenses	2,882
Transportation and Delivery Expenses	20
Rent/Lease Expenses	322
Subscription Expenses	131
Other Maintenance and Operating Expenses	2,330

Total Maintenance and Other Operating Expenses	46,004

Total Current Operating Expenditures	100,090

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,518

Total Capital Outlays	6,518

TOTAL NEW APPROPRIATIONS	106,608

894	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	7,427,849,000	₱	7,572,088,000	₱	3,969,079,000	₱	18,969,016,000
B. ENVIRONMENTAL MANAGEMENT BUREAU		972,702,000		1,236,055,000		1,429,670,000		3,638,427,000
C. MINES AND GEOSCIENCES BUREAU		717,635,000		559,318,000		64,572,000		1,341,525,000
D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY		480,564,000		788,270,000				1,268,834,000
E. NATIONAL WATER RESOURCES BOARD		68,013,000		51,980,000		9,186,000		129,179,000
F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF		54,086,000		46,004,000		6,518,000		106,608,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	₱	9,720,849,000	₱	10,253,715,000	₱	5,479,025,000	₱	25,453,589,000

JANUARY 3, 2022	OFFICIAL GAZETTE	895
DEPARTMENT OF FINANCE

XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,084,602,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	173,324,000	₱	185,909,000	₱	155,076,000	₱	514,309,000
Support to Operations		65,535,000		144,422,000		19,075,000		229,032,000
Operations		236,322,000		104,939,000				341,261,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		148,040,000		67,771,000				215,811,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		88,282,000		37,168,000				125,450,000

TOTAL NEW APPROPRIATIONS	₱	475,181,000	₱	435,270,000	₱	174,151,000	₱	1,084,602,000

Special Provision(s)

1. Municipal Development Fund. The Municipal Development Fund (MDF), administered by the Municipal Development Fund Office (MDFO), constituted from the proceeds of foreign loans, grants, and assistance shall be used for the loaning and relending operations to LGUs in accordance with P.D. No. 1914, COA-DOF-DBM J.C. No. 6-87 dated August 17, 1987 and E.O. No. 41, s. 1998.

Disbursements or expenditures by the MDFO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

2. Fees and other Receipts of the Securities and Exchange Commission. The amount collected by the Securities and Exchange Commission (SEC) from fees, fines, and other charges pursuant to R.A. No. 11232 and its rules and regulations, shall be deposited and maintained in a separate account to be used for its modernization and to augment its operational expenses such as, but not limited to, capital outlays, increase in compensation and benefits comparable with prevailing rates in the private sector, reasonable employee allowance, employee health care service and other insurance, employee career advancement and professionalization, legal assistance, seminars, and other professional fees in accordance with Section 175 of the said law.

In addition, the SEC is authorized to retain and utilize the amount of One Hundred Million Pesos (₱100,000,000) from its income from the registration of securities and other collection pursuant to R.A. No. 8799.

The use of income shall be in accordance with DBM-SEC J.C. No. 1 dated September 8, 2020, and such other guidelines issued thereon.

Disbursements or expenditures by the SEC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The SEC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current fiscal year covering its retained income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

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GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	163,107,000	₱	185,909,000	₱	155,076,000	₱	504,092,000
Administration of Personnel Benefits		10,217,000						10,217,000

Sub-total, General Administration and Support		173,324,000		185,909,000		155,076,000		514,309,000

Support to Operations
Legal Services		9,771,000		2,679,000		200,000		12,650,000
Management of Information Systems		28,949,000		136,883,000		18,875,000		184,707,000
Revenue Integrity Protection Service (RIPS) activities		26,815,000		4,860,000				31,675,000

Sub-total, Support to Operations		65,535,000		144,422,000		19,075,000		229,032,000

Operations
Fiscal sustainability attained		148,040,000		67,771,000				215,811,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		148,040,000		67,771,000				215,811,000

Financial and fiscal planning and programming, consolidation, analysis, generation of reports, project formulation on revenue statistics and policy research		20,741,000		6,926,000				27,667,000
Philippine Extractive Industries Transparency Initiative (PH-EITI)				12,447,000				12,447,000
Tax policy research and formulation (Direct Tax)		19,138,000		5,491,000				24,629,000
Tax policy research and formulation (Indirect Tax)		4,329,000		236,000				4,565,000
Preparation of inputs of financial and economic policies in various international fora		22,133,000		31,150,000				53,283,000
Oversight of tax law implementation and processing of tax exemption requests		45,510,000		7,114,000				52,624,000
Operation of One-Stop Shop Inter-Agency Tax Credit and Duty Draw-Back Center		36,189,000		4,407,000				40,596,000
Asset and debt effectively managed		88,282,000		37,168,000				125,450,000

ASSET AND LIABILITY MANAGEMENT PROGRAM		88,282,000		37,168,000				125,450,000

Privatization Group and Council Secretariat support		22,334,000		13,506,000				35,840,000

JANUARY 3, 2022	OFFICIAL GAZETTE	897
DEPARTMENT OF FINANCE

Negotiation of international financing transactions		20,638,000		17,000,000				37,638,000
Monitoring and evaluation of financial performance of the government corporate sector		17,977,000		4,523,000				22,500,000
Administration of funds for municipal development		27,333,000		2,139,000				29,472,000

Sub-total, Operations		236,322,000		104,939,000				341,261,000

TOTAL NEW APPROPRIATIONS	₱	475,181,000	₱	435,270,000	₱	174,151,000	₱	1,084,602,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	334,193

Total Permanent Positions	334,193

Other Compensation Common to All
Personnel Economic Relief Allowance	11,832
Representation Allowance	7,662
Transportation Allowance	7,662
Clothing and Uniform Allowance	2,958
Mid-Year Bonus - Civilian	27,849
Year End Bonus	27,849
Cash Gift	2,465
Productivity Enhancement Incentive	2,465
Step Increment	836

Total Other Compensation Common to All	91,578

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	248
Overseas Allowance	4,897

Total Other Compensation for Specific Groups	5,145

Other Benefits
PAG-IBIG Contributions	591
PhilHealth Contributions	4,785
Employees Compensation Insurance Premiums	591
Loyalty Award - Civilian	185
Terminal Leave	10,217

Total Other Benefits	16,369

898	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Non-Permanent Positions	27,896

Total Personnel Services	475,181

Maintenance and Other Operating Expenses
Travelling Expenses	21,234
Training and Scholarship Expenses	8,055
Supplies and Materials Expenses	29,047
Utility Expenses	35,207
Communication Expenses	14,831
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,000
Extraordinary and Miscellaneous Expenses	4,133
Professional Services	165,684
General Services	43,030
Repairs and Maintenance	14,026
Taxes, Insurance Premiums and Other Fees	8,292
Other Maintenance and Operating Expenses
Printing and Publication Expenses	311
Representation Expenses	1,649
Rent/Lease Expenses	12,658
Membership Dues and Contributions to Organizations	16
Subscription Expenses	63,466
Other Maintenance and Operating Expenses	12,631

Total Maintenance and Other Operating Expenses	435,270

Total Current Operating Expenditures	910,451

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	106,000
Machinery and Equipment Outlay	45,831
Furniture, Fixtures and Books Outlay	22,320

Total Capital Outlays	174,151

TOTAL NEW APPROPRIATIONS	1,084,602

B. BUREAU OF CUSTOMS

For general administration and support, and operations, including locally-funded project(s) and foreign-assisted project(s) as indicated hereunder	₱	3,137,017,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	336,300,000	₱	328,917,000	₱	100,000,000	₱	765,217,000

JANUARY 3, 2022	OFFICIAL GAZETTE	899
DEPARTMENT OF FINANCE

Operations		1,372,191,000		726,374,000		273,235,000		2,371,800,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM		989,117,000		518,768,000		273,235,000		1,781,120,000
CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM		383,074,000		207,606,000				590,680,000

TOTAL NEW APPROPRIATIONS	₱	1,708,491,000	₱	1,055,291,000	₱	373,235,000	₱	3,137,017,000

Special Provision(s)

1. Super Green Lane Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the maintenance and improvement of the operations of the Super Green Lane Facility, including the Automated Customs Operation System and related computer systems sourced from service fees collected from importers utilizing the Facility.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Non-Intrusive Container Inspection System Project Fund. In addition to the amounts appropriated herein, Two Hundred Ninety Seven Million Four Hundred Twenty Eight Thousand Pesos (₱297,428,000) shall be used for the maintenance, improvement, and upgrading of the Non-Intrusive Container Inspection System sourced from the mandatory container security fee imposed on every 40 and 20-footer container or twenty equivalent units under the System.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. Tax Refund. The amount of Twenty Billion Fifty Eight Million Nine Hundred Fifty Thousand Pesos (₱20,058,950,000) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense; and

(b) Monetization of VAT Tax Credit Certificates (TCCs) as part of the TCC Monetization Program.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BOC from the immediately preceding year, while those for payment of other tax refunds shall be sourced from the current year’s tax revenue collections of the BOC. All tax refund payments shall be subject to the following: (i) adjustment of the report on BOC’s tax revenue collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

4. Informer’s Reward. Twenty percent (20%) of the actual proceeds from the sale of smuggled and confiscated goods or collected penalties established by law may be given as informer’s reward to persons instrumental in the actual collections of additional revenues in accordance with Section 1512 of R.A. No. 10863.

Said amount, sourced from the proceeds of sale of smuggled and confiscated goods or collected penalties, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

5. Disposition of Forfeited Motor Transport Equipment and other Articles. Motor transport equipment and other articles forfeited or abandoned in favor of the government shall be sold at public auction by the BOC upon approval by the DOF. The proceeds of the sale shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Any government agency participating in the said auction shall pay out of its programmed budget for the purpose, subject to the rules and regulations on the acquisition and use of government motor vehicles.

The Commissioner of Customs and the Bureau’s web administrator or his/her equivalent shall be responsible for ensuring that the list of forfeited or abandoned motor equipment and other articles that have been sold in auction are posted on the BOC website.

6. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	274,085,000	₱	328,917,000	₱	₱	603,002,000

National Capital Region (NCR)		149,023,000		238,012,000			387,035,000

900	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Central Office	104,007,000	204,081,000	308,088,000
Collection District II - A - Port of Manila	20,547,000	12,152,000	32,699,000
Collection District II - B - Manila International Container Port	9,777,000	8,420,000	18,197,000
Collection District III - Ninoy Aquino International Airport	14,692,000	13,359,000	28,051,000
Region I - Ilocos	8,047,000	3,515,000	11,562,000

Collection District I - Port of San Fernando	8,047,000	3,515,000	11,562,000
Region II - Cagayan Valley	1,481,000	2,012,000	3,493,000

Collection District XV - Port of Aparri	1,481,000	2,012,000	3,493,000
Region III - Central Luzon	39,170,000	12,240,000	51,410,000

Collection District XIII - Port of Subic	13,667,000	5,240,000	18,907,000
Collection District XIV - Port of Clark	21,029,000	4,699,000	25,728,000
Collection District XVI - Port of Limay	4,474,000	2,301,000	6,775,000
Region IVA - CALABARZON	10,548,000	5,399,000	15,947,000

Collection District IV - Port of Batangas	10,548,000	5,399,000	15,947,000
Region V - Bicol	7,837,000	4,518,000	12,355,000

Collection District V - Port of Legaspi	7,837,000	4,518,000	12,355,000
Region VI - Western Visayas	6,510,000	10,173,000	16,683,000

Collection District VI - Port of Iloilo	6,510,000	10,173,000	16,683,000
Region VII - Central Visayas	12,839,000	7,838,000	20,677,000

Collection District VII - Port of Cebu	12,839,000	7,838,000	20,677,000
Region VIII - Eastern Visayas	7,817,000	3,705,000	11,522,000

Collection District VIII - Port of Tacloban	7,817,000	3,705,000	11,522,000
Region IX - Zamboanga Peninsula	10,444,000	8,872,000	19,316,000

Collection District XI - Port of Zamboanga	10,444,000	8,872,000	19,316,000
Region X - Northern Mindanao	7,379,000	7,305,000	14,684,000

Collection District X - Port of Cagayan de Oro	7,379,000	7,305,000	14,684,000
Region XI - Davao	8,915,000	20,579,000	29,494,000

Collection District XII - Port of Davao	8,915,000	20,579,000	29,494,000

JANUARY 3, 2022	OFFICIAL GAZETTE	901
DEPARTMENT OF FINANCE

Region XIII - Caraga	4,075,000	4,749,000		8,824,000

Collection District IX - Port of Surigao	4,075,000	4,749,000		8,824,000
Administration of Personnel Benefits	62,215,000			62,215,000

National Capital Region (NCR)	62,215,000			62,215,000

Central Office	62,215,000			62,215,000
Project(s)
Locally Funded Project(s)			100,000,000	100,000,000

Construction of Building			100,000,000	100,000,000

Region VI - Western Visayas			100,000,000	100,000,000

Collection District VI - Port of Iloilo			100,000,000	100,000,000

Sub-total, General Administration and Support	336,300,000	328,917,000	100,000,000	765,217,000

Operations
Revenue collection improved	989,117,000	518,768,000	273,235,000	1,781,120,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM	989,117,000	518,768,000	273,235,000	1,781,120,000

Legal Services	122,064,000	89,548,000		211,612,000

National Capital Region (NCR)	117,319,000	88,105,000		205,424,000

Central Office	112,490,000	86,610,000		199,100,000
Collection District II - A - Port of Manila		571,000		571,000
Collection District II - B - Manila International Container Port		482,000		482,000
Collection District III - Ninoy Aquino International Airport	4,829,000	442,000		5,271,000
Region I - Ilocos		117,000		117,000

Collection District I - Port of San Fernando		117,000		117,000
Region III - Central Luzon	4,243,000	26,000		4,269,000

Collection District XIII - Port of Subic	4,243,000	26,000		4,269,000
Region IVA - CALABARZON	502,000	526,000		1,028,000

Collection District IV - Port of Batangas	502,000	526,000		1,028,000
Region VII - Central Visayas		260,000		260,000

Collection District VII - Port of Cebu		260,000		260,000

902	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VIII - Eastern Visayas		210,000		210,000

Collection District VIII - Port of Tacloban		210,000		210,000
Region X - Northern Mindanao		178,000		178,000

Collection District X - Port of Cagayan de Oro		178,000		178,000
Region XI - Davao		49,000		49,000

Collection District XII - Port of Davao		49,000		49,000
Region XIII - Caraga		77,000		77,000

Collection District IX - Port of Surigao		77,000		77,000
Information communication and technology support services	51,733,000	202,968,000	84,000,000	338,701,000

National Capital Region (NCR)	51,733,000	202,968,000	84,000,000	338,701,000

Central Office	51,733,000	202,968,000	84,000,000	338,701,000
Examination and appraisal of imports	668,885,000	106,495,000		775,380,000

National Capital Region (NCR)	514,870,000	66,566,000		581,436,000

Central Office	55,631,000	37,373,000		93,004,000
Collection District II - A - Port of Manila	161,036,000	14,746,000		175,782,000
Collection District II - B - Manila International Container Port	95,987,000	6,793,000		102,780,000
Collection District III - Ninoy Aquino International Airport	202,216,000	7,654,000		209,870,000
Region I - Ilocos	5,889,000	1,146,000		7,035,000

Collection District I - Port of San Fernando	5,889,000	1,146,000		7,035,000
Region II - Cagayan Valley	947,000	611,000		1,558,000

Collection District XV - Port of Aparri	947,000	611,000		1,558,000
Region III - Central Luzon	10,648,000	2,979,000		13,627,000

Collection District XIII - Port of Subic	4,128,000	752,000		4,880,000
Collection District XIV - Port of Clark		1,557,000		1,557,000
Collection District XVI - Port of Limay	6,520,000	670,000		7,190,000
Region IVA - CALABARZON	10,887,000	3,070,000		13,957,000

Collection District IV - Port of Batangas	10,887,000	3,070,000		13,957,000
Region V - Bicol	7,204,000	1,200,000		8,404,000

Collection District V - Port of Legaspi	7,204,000	1,200,000		8,404,000

JANUARY 3, 2022	OFFICIAL GAZETTE	903
DEPARTMENT OF FINANCE

Region VI - Western Visayas	12,643,000	1,064,000	13,707,000

Collection District VI - Port of Iloilo	12,643,000	1,064,000	13,707,000
Region VII - Central Visayas	34,461,000	7,743,000	42,204,000

Collection District VII - Port of Cebu	34,461,000	7,743,000	42,204,000
Region VIII - Eastern Visayas	6,164,000	335,000	6,499,000

Collection District VIII - Port of Tacloban	6,164,000	335,000	6,499,000
Region IX - Zamboanga Peninsula	13,999,000	900,000	14,899,000

Collection District XI - Port of Zamboanga	13,999,000	900,000	14,899,000
Region X - Northern Mindanao	15,197,000	11,817,000	27,014,000

Collection District X - Port of Cagayan de Oro	15,197,000	11,817,000	27,014,000
Region XI - Davao	22,130,000	7,862,000	29,992,000

Collection District XII - Port of Davao	22,130,000	7,862,000	29,992,000
Region XIII - Caraga	13,846,000	1,202,000	15,048,000

Collection District IX - Port of Surigao	13,846,000	1,202,000	15,048,000
Coordination of the activities of the export control units of various ports	21,773,000	115,555,000	137,328,000

National Capital Region (NCR)	21,773,000	115,555,000	137,328,000

Central Office	21,773,000	115,555,000	137,328,000
Evaluation and classification of importation	16,734,000		16,734,000

National Capital Region (NCR)	16,734,000		16,734,000

Central Office	16,734,000		16,734,000
Warehousing Services	107,928,000	4,202,000	112,130,000

National Capital Region (NCR)	74,439,000	2,430,000	76,869,000

Collection District II - A - Port of Manila	49,532,000	871,000	50,403,000
Collection District II - B - Manila International
Container Port	9,396,000	542,000	9,938,000
Collection District III - Ninoy Aquino
International Airport	15,511,000	1,017,000	16,528,000
Region I - Ilocos		74,000	74,000

Collection District I - Port of San Fernando		74,000	74,000
Region III - Central Luzon	1,673,000	189,000	1,862,000

904	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Collection District XIII - Port of Subic	1,673,000	107,000		1,780,000
Collection District XIV - Port of Clark		82,000		82,000
Region IVA - CALABARZON	5,121,000	101,000		5,222,000

Collection District IV - Port of Batangas	5,121,000	101,000		5,222,000
Region V - Bicol	708,000	208,000		916,000

Collection District V - Port of Legaspi	708,000	208,000		916,000
Region VII - Central Visayas	9,248,000	349,000		9,597,000

Collection District VII - Port of Cebu	9,248,000	349,000		9,597,000
Region VIII - Eastern Visayas	282,000			282,000

Collection District VIII - Port of Tacloban	282,000			282,000
Region IX - Zamboanga Peninsula	1,648,000	238,000		1,886,000

Collection District XI - Port of Zamboanga	1,648,000	238,000		1,886,000
Region X - Northern Mindanao	4,946,000	144,000		5,090,000

Collection District X - Port of Cagayan de Oro	4,946,000	144,000		5,090,000
Region XI - Davao	8,773,000	373,000		9,146,000

Collection District XII - Port of Davao	8,773,000	373,000		9,146,000
Region XIII - Caraga	1,090,000	96,000		1,186,000

Collection District IX - Port of Surigao	1,090,000	96,000		1,186,000
Project(s)
Foreign-Assisted Project(s)			189,235,000	189,235,000

Philippines Customs Modernization Project			189,235,000	189,235,000

Loan Proceeds			55,475,000	55,475,000

National Capital Region (NCR)			55,475,000	55,475,000

Central Office			55,475,000	55,475,000
GOP Counterpart			133,760,000	133,760,000

National Capital Region (NCR)			133,760,000	133,760,000

Central Office			133,760,000	133,760,000
Secured trade facilitation by international standards achieved	383,074,000	207,606,000		590,680,000

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM	383,074,000	207,606,000		590,680,000

JANUARY 3, 2022	OFFICIAL GAZETTE	905
DEPARTMENT OF FINANCE

Surveillance and prevention of smuggling	383,074,000	207,606,000	590,680,000

National Capital Region (NCR)	307,067,000	199,471,000	506,538,000

Central Office	178,935,000	194,090,000	373,025,000
Collection District II - A - Port of Manila	77,045,000	1,908,000	78,953,000
Collection District II - B - Manila International Container Port	26,918,000	1,442,000	28,360,000
Collection District III - Ninoy Aquino International Airport	24,169,000	2,031,000	26,200,000
Region I - Ilocos	3,303,000	76,000	3,379,000

Collection District I - Port of San Fernando	3,303,000	76,000	3,379,000
Region II - Cagayan Valley	558,000		558,000

Collection District XV - Port of Aparri	558,000		558,000
Region III - Central Luzon	4,194,000	275,000	4,469,000

Collection District XIII - Port of Subic	808,000	122,000	930,000
Collection District XIV - Port of Clark		153,000	153,000
Collection District XVI - Port of Limay	3,386,000		3,386,000
Region IVA - CALABARZON	7,372,000	539,000	7,911,000

Collection District IV - Port of Batangas	7,372,000	539,000	7,911,000
Region V - Bicol	1,835,000	475,000	2,310,000

Collection District V - Port of Legaspi	1,835,000	475,000	2,310,000
Region VI - Western Visayas	6,322,000	844,000	7,166,000

Collection District VI - Port of Iloilo	6,322,000	844,000	7,166,000
Region VII - Central Visayas	12,641,000	955,000	13,596,000

Collection District VII - Port of Cebu	12,641,000	955,000	13,596,000
Region VIII - Eastern Visayas	2,552,000		2,552,000

Collection District VIII - Port of Tacloban	2,552,000		2,552,000
Region IX - Zamboanga Peninsula	4,610,000	64,000	4,674,000

Collection District XI - Port of Zamboanga	4,610,000	64,000	4,674,000
Region X - Northern Mindanao	15,351,000	1,063,000	16,414,000

Collection District X - Port of Cagayan de Oro	15,351,000	1,063,000	16,414,000

906	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XI - Davao		11,183,000		3,688,000				14,871,000

Collection District XII - Port of Davao		11,183,000		3,688,000				14,871,000
Region XIII - Caraga		6,086,000		156,000				6,242,000

Collection District IX - Port of Surigao		6,086,000		156,000				6,242,000

Sub-total, Operations		1,372,191,000		726,374,000		273,235,000		2,371,800,000

TOTAL NEW APPROPRIATIONS	₱	1,708,491,000	₱	1,055,291,000	₱	373,235,000	₱	3,137,017,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,227,857

Total Permanent Positions	1,227,857

Other Compensation Common to All
Personnel Economic Relief Allowance	82,656
Representation Allowance	9,240
Transportation Allowance	9,240
Clothing and Uniform Allowance	20,664
Mid-Year Bonus - Civilian	102,323
Year End Bonus	102,323
Cash Gift	17,220
Productivity Enhancement Incentive	17,220
Step Increment	3,071

Total Other Compensation Common to All	363,957

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	245
Quarters Allowance	7,617
Anniversary Bonus - Civilian	10,125

Total Other Compensation for Specific Groups	17,987

Other Benefits
PAG-IBIG Contributions	4,134
PhilHealth Contributions	20,659
Employees Compensation Insurance Premiums	4,134
Loyalty Award - Civilian	1,515
Terminal Leave	62,215

Total Other Benefits	92,657

JANUARY 3, 2022	OFFICIAL GAZETTE	907
DEPARTMENT OF FINANCE

Non-Permanent Positions	6,033

Total Personnel Services	1,708,491

Maintenance and Other Operating Expenses
Travelling Expenses	31,917
Training and Scholarship Expenses	41,068
Supplies and Materials Expenses	210,004
Utility Expenses	94,082
Communication Expenses	69,497
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	69,500
Extraordinary and Miscellaneous Expenses	5,134
Professional Services	137,402
General Services	86,938
Repairs and Maintenance	38,434
Taxes, Insurance Premiums and Other Fees	13,791
Other Maintenance and Operating Expenses
Advertising Expenses	767
Printing and Publication Expenses	3,482
Representation Expenses	2,235
Transportation and Delivery Expenses	2,765
Rent/Lease Expenses	47,397
Subscription Expenses	164,888
Other Maintenance and Operating Expenses	35,990

Total Maintenance and Other Operating Expenses	1,055,291

Total Current Operating Expenditures	2,763,782

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,000
Machinery and Equipment Outlay	273,235

Total Capital Outlays	373,235

TOTAL NEW APPROPRIATIONS	3,137,017

C. BUREAU OF INTERNAL REVENUE

For general administration and support, and operations, as indicated hereunder	₱	11,122,014,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,806,668,000	₱	591,648,000	₱	97,820,000	₱	112,436,000	₱	2,608,572,000

908	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operations		5,365,527,000		2,977,668,000				170,247,000		8,513,442,000

REVENUE ADMINISTRATION PROGRAM		5,365,527,000		2,977,668,000				170,247,000		8,513,442,000

TOTAL NEW APPROPRIATIONS	₱	7,172,195,000	₱	3,569,316,000	₱	97,820,000	₱	282,683,000	₱	11,122,014,000

Special Provision(s)

1. Tax Refund. The amount of Thirteen Billion Nine Hundred Thirteen Million Six Hundred Twenty Six Thousand Two Hundred Fourteen Pesos (P13,913,626,214) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense;

(b) Cash conversion of valid and unexpired Tax Credit Certificates (TCCs) in accordance with Section 204 of R.A. No. 8424, as amended;

(c) Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended; and

(d) Monetization of VAT TCCs as part of the TCC Monetization Program.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BIR from the immediately preceding year, while those for payment of other tax refunds shall be sourced from the current year’s tax revenue collections of the BIR. All tax refund payments shall be subject to the following: (i) adjustment of the report on BIR’s tax revenue collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Informer’s Reward. Ten percent (10%) of the revenues, surcharges or fees recovered or fines or penalties imposed for violations of R.A. No. 8424, as amended, or One Million Pesos (₱1,000,000) per case, whichever is lower, may be given as informer’s reward to persons instrumental in the discovery and seizure of such goods, except all public officials, whether incumbent or retired, who acquired the information in the course of performance of their duties during their incumbency and their relatives within the sixth degree of consanguinity in accordance with Section 282 (A) of R.A. No. 8424, as amended.

Said amount, sourced from the revenues, surcharges or fees recovered or fines or penalties imposed shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,536,556,000	₱	557,450,000	₱	97,820,000	₱	112,436,000	₱	2,304,262,000

National Capital Region (NCR)		701,399,000		288,867,000		97,820,000		112,436,000		1,200,522,000

Central Office		259,704,000		70,220,000		97,820,000		112,436,000		540,180,000
Revenue Regional Office V - Caloocan City		54,659,000		8,408,000						63,067,000
Revenue Regional Office VI - Manila		50,599,000		24,012,000						74,611,000
Revenue Regional Office VII - A - Quezon City		120,192,000		59,944,000						180,136,000

JANUARY 3, 2022	OFFICIAL GAZETTE	909
DEPARTMENT OF FINANCE

Revenue Regional Office VII - B - East National Capital Region	48,603,000	75,201,000	123,804,000
Revenue Regional Office VIII - A - Makati City	105,861,000	50,881,000	156,742,000
Revenue Regional Office VIII - B - South National Capital Region	61,781,000	201,000	61,982,000
Region I - Ilocos	29,045,000	9,990,000	39,035,000

Revenue Regional Office I - Calasiao, Pangasinan	29,045,000	9,990,000	39,035,000
Cordillera Administrative Region (CAR)	24,007,000	6,435,000	30,442,000

Revenue Regional Office II - Cordillera Administrative Region	24,007,000	6,435,000	30,442,000
Region II - Cagayan Valley	29,307,000	20,577,000	49,884,000

Revenue Regional Office III - Tuguegarao, Cagayan	29,307,000	20,577,000	49,884,000
Region III - Central Luzon	46,210,000	41,267,000	87,477,000

Revenue Regional Office IV - San Fernando, Pampanga	46,210,000	41,267,000	87,477,000
Region IVA - CALABARZON	413,437,000	50,418,000	463,855,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	206,014,000	24,752,000	230,766,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	207,423,000	25,666,000	233,089,000
Region V - Bicol	26,528,000	3,981,000	30,509,000

Revenue Regional Office X - Legaspi City	26,528,000	3,981,000	30,509,000
Region VI - Western Visayas	52,215,000	32,486,000	84,701,000

Revenue Regional Office XI - Iloilo City	24,514,000	9,423,000	33,937,000
Revenue Regional Office XII - Bacolod City	27,701,000	23,063,000	50,764,000
Region VII - Central Visayas	35,542,000	28,117,000	63,659,000

Revenue Regional Office XIII - Cebu City	35,542,000	28,117,000	63,659,000
Region VIII - Eastern Visayas	26,501,000	5,094,000	31,595,000

910	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Revenue Regional Office XIV - Tacloban City	26,501,000	5,094,000			31,595,000
Region IX - Zamboanga Peninsula	27,070,000	16,974,000			44,044,000

Revenue Regional Office XV - Zamboanga City	27,070,000	16,974,000			44,044,000
Region X - Northern Mindanao	35,816,000	6,109,000			41,925,000

Revenue Regional Office XVI - Cagayan de Oro City	35,816,000	6,109,000			41,925,000
Region XI - Davao	37,958,000	30,186,000			68,144,000

Revenue Regional Office XIX - Davao City	37,958,000	30,186,000			68,144,000
Region XII - SOCCSKSARGEN	29,900,000	8,756,000			38,656,000

Revenue Regional Office XVIII - Koronadal City	29,900,000	8,756,000			38,656,000
Region XIII - Caraga	21,621,000	8,193,000			29,814,000

Revenue Regional Office XVII - Butuan City	21,621,000	8,193,000			29,814,000
Human Resource Development	59,817,000	11,111,000			70,928,000

National Capital Region (NCR)	59,817,000	11,111,000			70,928,000

Central Office	59,817,000	11,111,000			70,928,000
Investigation and prosecution of administrative cases filed against revenue personnel and the security program	10,758,000	23,087,000			33,845,000

National Capital Region (NCR)	10,758,000	23,087,000			33,845,000

Central Office	10,758,000	23,087,000			33,845,000
Administration of Personnel Benefits	199,537,000				199,537,000

National Capital Region (NCR)	199,537,000				199,537,000

Central Office	199,537,000				199,537,000

Sub-total, General Administration and Support	1,806,668,000	591,648,000	97,820,000	112,436,000	2,608,572,000

Operations
Improved internal revenue collections	5,365,527,000	2,977,668,000		170,247,000	8,513,442,000

REVENUE ADMINISTRATION PROGRAM	5,365,527,000	2,977,668,000		170,247,000	8,513,442,000

JANUARY 3, 2022	OFFICIAL GAZETTE	911
DEPARTMENT OF FINANCE

Formulation, coordination, monitoring and evaluation of registration, collection and assessment services, including tax formulation of procedures and policies on tax fraud investigations and intelligence operations	173,079,000	29,883,000	202,962,000

National Capital Region (NCR)	173,079,000	29,883,000	202,962,000

Central Office	173,079,000	29,883,000	202,962,000
Issuance of tax rulings, decisions on appealed cases and assistance in the prosecution of civil and criminal cases	108,001,000	14,136,000	122,137,000

National Capital Region (NCR)	108,001,000	14,136,000	122,137,000

Central Office	108,001,000	14,136,000	122,137,000
Implementation of the tax information and education program	56,280,000	27,251,000	83,531,000

National Capital Region (NCR)	56,280,000	27,251,000	83,531,000

Central Office	56,280,000	27,251,000	83,531,000
Enforcement of Internal Revenue Laws	4,767,614,000	1,589,749,000	6,357,363,000

National Capital Region (NCR)	1,606,517,000	780,741,000	2,387,258,000

Central Office	374,188,000	261,668,000	635,856,000
Revenue Regional Office V - Caloocan City	258,318,000	93,835,000	352,153,000
Revenue Regional Office VI - Manila	276,303,000	71,641,000	347,944,000
Revenue Regional Office VII - A - Quezon City	311,257,000	89,351,000	400,608,000
Revenue Regional Office VII - B - East National Capital Region	3,142,000	82,262,000	85,404,000
Revenue Regional Office VIII - A - Makati City	374,754,000	66,864,000	441,618,000
Revenue Regional Office VIII - B - South National Capital Region	8,555,000	115,120,000	123,675,000
Region I - Ilocos	254,478,000	41,529,000	296,007,000

Revenue Regional Office I - Calasiao, Pangasinan	254,478,000	41,529,000	296,007,000
Cordillera Administrative Region (CAR)	204,373,000	26,571,000	230,944,000

Revenue Regional Office II - Cordillera Administrative Region	204,373,000	26,571,000	230,944,000

912	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	171,275,000	27,341,000	198,616,000

Revenue Regional Office III - Tuguegarao, Cagayan	171,275,000	27,341,000	198,616,000
Region III - Central Luzon	389,224,000	117,519,000	506,743,000

Revenue Regional Office IV - San Fernando, Pampanga	389,224,000	117,519,000	506,743,000
Region IVA - CALABARZON	155,256,000	172,281,000	327,537,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	82,688,000	115,140,000	197,828,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	72,568,000	57,141,000	129,709,000
Region V - Bicol	217,360,000	36,088,000	253,448,000

Revenue Regional Office X - Legaspi City	217,360,000	36,088,000	253,448,000
Region VI - Western Visayas	345,593,000	94,828,000	440,421,000

Revenue Regional Office XI - Iloilo City	187,207,000	59,333,000	246,540,000
Revenue Regional Office XII - Bacolod City	158,386,000	35,495,000	193,881,000
Region VII - Central Visayas	227,893,000	67,619,000	295,512,000

Revenue Regional Office XIII - Cebu City	227,893,000	67,619,000	295,512,000
Region VIII - Eastern Visayas	201,394,000	44,016,000	245,410,000

Revenue Regional Office XIV - Tacloban City	201,394,000	44,016,000	245,410,000
Region IX - Zamboanga Peninsula	201,134,000	12,027,000	213,161,000

Revenue Regional Office XV - Zamboanga City	201,134,000	12,027,000	213,161,000
Region X - Northern Mindanao	245,478,000	54,954,000	300,432,000

Revenue Regional Office XVI - Cagayan de Oro City	245,478,000	54,954,000	300,432,000
Region XI - Davao	225,185,000	46,155,000	271,340,000

Revenue Regional Office XIX - Davao City	225,185,000	46,155,000	271,340,000

JANUARY 3, 2022	OFFICIAL GAZETTE	913
DEPARTMENT OF FINANCE

Region XII - SOCCSKSARGEN		175,798,000		38,594,000						214,392,000

Revenue Regional Office XVIII - Koronadal City		175,798,000		38,594,000						214,392,000
Region XIII - Caraga		146,656,000		29,486,000						176,142,000

Revenue Regional Office XVII - Butuan City		146,656,000		29,486,000						176,142,000
Revenue Information Systems Development and Infrastructure Support		219,897,000		1,313,348,000				170,247,000		1,703,492,000

National Capital Region (NCR)		219,897,000		1,313,348,000				170,247,000		1,703,492,000

Central Office		219,897,000		1,313,348,000				170,247,000		1,703,492,000
Planning and Policy Formulation		30,050,000		2,528,000						32,578,000

National Capital Region (NCR)		30,050,000		2,528,000						32,578,000

Central Office		30,050,000		2,528,000						32,578,000
Collation, analysis, monitoring, generation and development of internal revenue statistics		10,606,000		773,000						11,379,000

National Capital Region (NCR)		10,606,000		773,000						11,379,000

Central Office		10,606,000		773,000						11,379,000

Sub-total, Operations		5,365,527,000		2,977,668,000				170,247,000		8,513,442,000

TOTAL NEW APPROPRIATIONS	₱	7,172,195,000	₱	3,569,316,000	₱	97,820,000	₱	282,683,000	₱	11,122,014,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	5,366,693

Total Permanent Positions	5,366,693

Other Compensation Common to All
Personnel Economic Relief Allowance	317,784
Representation Allowance	22,494
Transportation Allowance	22,494
Clothing and Uniform Allowance	79,446
Mid-Year Bonus - Civilian	447,226
Year End Bonus	447,226
Cash Gift	66,205

914	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Productivity Enhancement Incentive	66,205
Step Increment	13,418

Total Other Compensation Common to All	1,482,498

Other Benefits
PAG-IBIG Contributions	15,889
PhilHealth Contributions	91,689
Employees Compensation Insurance Premiums	15,889
Terminal Leave	199,537

Total Other Benefits	323,004

Total Personnel Services	7,172,195

Maintenance and Other Operating Expenses
Travelling Expenses	103,289
Training and Scholarship Expenses	7,488
Supplies and Materials Expenses	677,568
Utility Expenses	294,257
Communication Expenses	121,523
Awards/Rewards and Prizes	1,512
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	4,947
Professional Services	41,974
General Services	983,054
Repairs and Maintenance	44,052
Taxes, Insurance Premiums and Other Fees	38,093
Other Maintenance and Operating Expenses
Advertising Expenses	25,079
Printing and Publication Expenses	9,535
Transportation and Delivery Expenses	4,032
Rent/Lease Expenses	759,781
Membership Dues and Contributions to Organizations	1,733
Subscription Expenses	433,929
Other Maintenance and Operating Expenses	7,470

Total Maintenance and Other Operating Expenses	3,569,316

Financial Expenses
Interest Expenses	97,820

Total Financial Expenses	97,820

Total Current Operating Expenditures	10,839,331

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	112,436
Machinery and Equipment Outlay	104,205
Intangible Assets Outlay	66,042

Total Capital Outlays	282,683

TOTAL NEW APPROPRIATIONS	11,122,014

JANUARY 3, 2022	OFFICIAL GAZETTE	915
DEPARTMENT OF FINANCE

D. BUREAU OF LOCAL GOVERNMENT FINANCE

For general administration and support, support to operations and operations, including foreign-assisted project(s), as indicated hereunder	₱	532,485,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	88,363,000	₱	27,886,000	₱	27,825,000	₱	144,074,000
Support to Operations		6,113,000		2,092,000				8,205,000
Operations		107,602,000		272,604,000				380,206,000

LOCAL FINANCE ADMINISTRATION PROGRAM		107,602,000		272,604,000				380,206,000

TOTAL NEW APPROPRIATIONS	₱	202,078,000	₱	302,582,000	₱	27,825,000	₱	532,485,000

Special Provision(s)

1. Assessment Loan Revolving Fund. The Assessment Loan Revolving Fund shall be used for interest-free lending purposes to provinces, cities and municipalities, tax-mapping projects, periodic revisions of assessments, and other real property assessment programs in accordance with Section 94 of P.D. No. 464, as amended by P.D. No. 1002.

Disbursements or expenditures by the Bureau of Local Government Finance (BLGF) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	85,896,000	₱	27,886,000	₱	27,825,000	₱	141,607,000

National Capital Region (NCR)		28,522,000		8,648,000				37,170,000

Central Office		28,522,000		8,648,000				37,170,000
Region I - Ilocos		5,441,000		1,682,000				7,123,000

Regional Office - I		5,441,000		1,682,000				7,123,000

916	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Cordillera Administrative Region (CAR)	5,265,000	1,893,000		7,158,000

Regional Office - CAR	5,265,000	1,893,000		7,158,000
Region II - Cagayan Valley	2,143,000	1,120,000		3,263,000

Regional Office - II	2,143,000	1,120,000		3,263,000
Region III - Central Luzon	4,701,000	938,000		5,639,000

Regional Office - III	4,701,000	938,000		5,639,000
Region IVA - CALABARZON	4,551,000	1,233,000		5,784,000

Regional Office - IVA	4,551,000	1,233,000		5,784,000
Region IVB - MIMAROPA	1,381,000	1,130,000		2,511,000

Regional Office - IVB	1,381,000	1,130,000		2,511,000
Region V - Bicol	2,833,000	796,000		3,629,000

Regional Office - V	2,833,000	796,000		3,629,000
Region VI - Western Visayas	2,858,000	1,402,000		4,260,000

Regional Office - VI	2,858,000	1,402,000		4,260,000
Region VII - Central Visayas	4,684,000	2,102,000		6,786,000

Regional Office - VII	4,684,000	2,102,000		6,786,000
Region VIII - Eastern Visayas	5,428,000	1,361,000		6,789,000

Regional Office - VIII	5,428,000	1,361,000		6,789,000
Region IX - Zamboanga Peninsula	4,427,000	527,000	27,825,000	32,779,000

Regional Office - IX	4,427,000	527,000	27,825,000	32,779,000
Region X - Northern Mindanao	3,761,000	690,000		4,451,000

Regional Office - X	3,761,000	690,000		4,451,000
Region XI - Davao	4,574,000	1,670,000		6,244,000

Regional Office - XI	4,574,000	1,670,000		6,244,000
Region XII - SOCCSKSARGEN	3,329,000	1,352,000		4,681,000

Regional Office - XII	3,329,000	1,352,000		4,681,000
Region XIII - Caraga	1,998,000	1,342,000		3,340,000

Regional Office - XIII	1,998,000	1,342,000		3,340,000

JANUARY 3, 2022	OFFICIAL GAZETTE	917
DEPARTMENT OF FINANCE

Administration of Personnel Benefits	2,467,000			2,467,000

National Capital Region (NCR)	2,467,000			2,467,000

Central Office	2,467,000			2,467,000

Sub-total, General Administration and Support	88,363,000	27,886,000	27,825,000	144,074,000

Support to Operations
Agency strategic planning, management information system and public information and legal services	6,113,000	2,092,000		8,205,000

National Capital Region (NCR)	6,113,000	2,092,000		8,205,000

Central Office	6,113,000	2,092,000		8,205,000

Sub-total, Support to Operations	6,113,000	2,092,000		8,205,000

Operations
Fiscal sustainability of LGUs strengthened	107,602,000	272,604,000		380,206,000

LOCAL FINANCE ADMINISTRATION PROGRAM	107,602,000	272,604,000		380,206,000

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM	56,767,000	254,406,000		311,173,000

Development of LGU treasury and assessment operating policies, guidelines, systems and procedures including the promulgation of rulings/opinions for the proper implementation thereof	7,210,000	2,059,000		9,269,000

National Capital Region (NCR)	7,210,000	2,059,000		9,269,000

Central Office	7,210,000	2,059,000		9,269,000
Conduct of revenue and assessment performance evaluation and management, evaluation and monitoring of special projects on local government finance	45,870,000	16,202,000		62,072,000

National Capital Region (NCR)	8,189,000	5,522,000		13,711,000

Central Office	8,189,000	5,522,000		13,711,000
Region I - Ilocos	2,669,000	855,000		3,524,000

Regional Office - I	2,669,000	855,000		3,524,000
Cordillera Administrative Region (CAR)	1,595,000	663,000		2,258,000

Regional Office - CAR	1,595,000	663,000		2,258,000
Region II - Cagayan Valley	2,268,000	568,000		2,836,000

Regional Office - II	2,268,000	568,000		2,836,000

918	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region III - Central Luzon	1,985,000	920,000	2,905,000

Regional Office - III	1,985,000	920,000	2,905,000
Region IVA - CALABARZON	2,717,000	785,000	3,502,000

Regional Office - IVA	2,717,000	785,000	3,502,000
Region IVB - MIMAROPA	1,442,000	955,000	2,397,000

Regional Office - IVB	1,442,000	955,000	2,397,000
Region V - Bicol	3,392,000	739,000	4,131,000

Regional Office - V	3,392,000	739,000	4,131,000
Region VI - Western Visayas	2,837,000	467,000	3,304,000

Regional Office - VI	2,837,000	467,000	3,304,000
Region VII - Central Visayas	3,263,000	502,000	3,765,000

Regional Office - VII	3,263,000	502,000	3,765,000
Region VIII - Eastern Visayas	3,263,000	825,000	4,088,000

Regional Office - VIII	3,263,000	825,000	4,088,000
Region IX - Zamboanga Peninsula	2,281,000	1,045,000	3,326,000

Regional Office - IX	2,281,000	1,045,000	3,326,000
Region X - Northern Mindanao	2,831,000	636,000	3,467,000

Regional Office - X	2,831,000	636,000	3,467,000
Region XI - Davao	3,228,000	423,000	3,651,000

Regional Office - XI	3,228,000	423,000	3,651,000
Region XII - SOCCSKSARGEN	1,505,000	741,000	2,246,000

Regional Office - XII	1,505,000	741,000	2,246,000
Region XIII - Caraga	2,405,000	556,000	2,961,000

Regional Office - XIII	2,405,000	556,000	2,961,000
Issuance of certificate of LGU net debt service ceiling and net borrowing capacity	3,687,000	935,000	4,622,000

National Capital Region (NCR)	3,687,000	935,000	4,622,000

Central Office	3,687,000	935,000	4,622,000
Project(s)
Foreign-Assisted Project(s)		235,210,000	235,210,000

Local Governance Reform Project		235,210,000	235,210,000

JANUARY 3, 2022	OFFICIAL GAZETTE	919
DEPARTMENT OF FINANCE

Loan Proceeds		209,923,000	209,923,000

National Capital Region (NCR)		209,923,000	209,923,000

Central Office		209,923,000	209,923,000
GOP Counterpart		25,287,000	25,287,000

National Capital Region (NCR)		25,287,000	25,287,000

Central Office		25,287,000	25,287,000
LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM	50,835,000	18,198,000	69,033,000

LGU training on policies, procedures and other competency requirements of local treasurers and assessors	50,835,000	18,198,000	69,033,000

National Capital Region (NCR)	2,887,000	9,828,000	12,715,000

Central Office	2,887,000	9,828,000	12,715,000
Region I - Ilocos	4,299,000	492,000	4,791,000

Regional Office - I	4,299,000	492,000	4,791,000
Cordillera Administrative Region (CAR)	3,493,000	238,000	3,731,000

Regional Office - CAR	3,493,000	238,000	3,731,000
Region II - Cagayan Valley	3,201,000	381,000	3,582,000

Regional Office - II	3,201,000	381,000	3,582,000
Region III - Central Luzon	2,434,000	523,000	2,957,000

Regional Office - III	2,434,000	523,000	2,957,000
Region IVA - CALABARZON	3,577,000	821,000	4,398,000

Regional Office - IVA	3,577,000	821,000	4,398,000
Region IVB - MIMAROPA	2,106,000	653,000	2,759,000

Regional Office - IVB	2,106,000	653,000	2,759,000
Region V - Bicol	2,799,000	613,000	3,412,000

Regional Office - V	2,799,000	613,000	3,412,000
Region VI - Western Visayas	3,516,000	322,000	3,838,000

Regional Office - VI	3,516,000	322,000	3,838,000
Region VII - Central Visayas	3,207,000	487,000	3,694,000

Regional Office - VII	3,207,000	487,000	3,694,000
Region VIII - Eastern Visayas	2,873,000	769,000	3,642,000

920	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office - VIII		2,873,000		769,000				3,642,000
Region IX - Zamboanga Peninsula		3,314,000		893,000				4,207,000

Regional Office - IX		3,314,000		893,000				4,207,000
Region X - Northern Mindanao		2,111,000		623,000				2,734,000

Regional Office - X		2,111,000		623,000				2,734,000
Region XI - Davao		2,426,000		610,000				3,036,000

Regional Office - XI		2,426,000		610,000				3,036,000
Region XII - SOCCSKSARGEN		5,067,000		606,000				5,673,000

Regional Office - XII		5,067,000		606,000				5,673,000
Region XIII - Caraga		3,525,000		339,000				3,864,000

Regional Office - XIII		3,525,000		339,000				3,864,000

Sub-total, Operations		107,602,000		272,604,000				380,206,000

TOTAL NEW APPROPRIATIONS	₱	202,078,000	₱	302,582,000	₱	27,825,000	₱	532,485,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	154,649

Total Permanent Positions	154,649

Other Compensation Common to All
Personnel Economic Relief Allowance	7,080
Representation Allowance	1,836
Transportation Allowance	1,836
Clothing and Uniform Allowance	1,770
Mid-Year Bonus - Civilian	12,885
Year End Bonus	12,885
Cash Gift	1,475
Productivity Enhancement Incentive	1,475
Step Increment	387

Total Other Compensation Common to All	41,629

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	54

JANUARY 3, 2022	OFFICIAL GAZETTE	921
DEPARTMENT OF FINANCE

Total Other Compensation for Specific Groups	54

Other Benefits
PAG-IBIG Contributions	359
PhilHealth Contributions	2,511
Employees Compensation Insurance Premiums	359
Loyalty Award - Civilian	50
Terminal Leave	2,467

Total Other Benefits	5,746

Total Personnel Services	202,078

Maintenance and Other Operating Expenses
Travelling Expenses	11,022
Training and Scholarship Expenses	141,323
Supplies and Materials Expenses	8,836
Utility Expenses	3,378
Communication Expenses	3,240
Awards/Rewards and Prizes	372
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,718
Professional Services	69,794
General Services	4,592
Repairs and Maintenance	1,051
Taxes, Insurance Premiums and Other Fees	451
Other Maintenance and Operating Expenses
Advertising Expenses	125
Printing and Publication Expenses	109
Representation Expenses	195
Rent/Lease Expenses	7,227
Membership Dues and Contributions to Organizations	37
Subscription Expenses	737
Other Maintenance and Operating Expenses	48,375

Total Maintenance and Other Operating Expenses	302,582

Total Current Operating Expenditures	504,660

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	27,825

Total Capital Outlays	27,825

TOTAL NEW APPROPRIATIONS	532,485

E. BUREAU OF THE TREASURY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	4,229,535,000

New Appropriations, by Program

922	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	67,107,000	₱	119,638,000	₱		₱	10,500,000	₱	197,245,000
Support to Operations		50,855,000		283,797,000				55,066,000		389,718,000
Operations		344,574,000		223,763,000		712,000,000		2,362,235,000		3,642,572,000

FINANCIAL ASSET MANAGEMENT PROGRAM		32,894,000		97,267,000		712,000,000		2,352,707,000		3,194,868,000
DEBT AND RISK MANAGEMENT PROGRAM		28,926,000		25,235,000						54,161,000
NG ACCOUNTING PROGRAM		282,754,000		101,261,000				9,528,000		393,543,000

TOTAL NEW APPROPRIATIONS	₱	462,536,000	₱	627,198,000	₱	712,000,000	₱	2,427,801,000	₱	4,229,535,000

Special Provision(s)

1. Equity Contribution to International Organizations. The amount of One Billion Three Hundred Fifty Two Million Seven Hundred Seven Thousand Pesos (₱1,352,707,000) appropriated herein shall be used for capital or quota subscription and revaluation or maintenance of value to foreign financial institutions that has been reviewed by the DFA and the International Commitments Fund Panel, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,294,000	₱	119,638,000	₱	₱	10,500,000	₱	179,432,000

National Capital Region (NCR)		49,294,000		119,638,000			10,500,000		179,432,000

Central Office		49,294,000		119,638,000			10,500,000		179,432,000
Administration of Personnel Benefits		17,813,000							17,813,000

National Capital Region (NCR)		17,813,000							17,813,000

Central Office		17,813,000							17,813,000

Sub-total, General Administration and Support		67,107,000		119,638,000			10,500,000		197,245,000

JANUARY 3, 2022	OFFICIAL GAZETTE	923
DEPARTMENT OF FINANCE

Support to Operations
Provision of legal services including the conduct of research and investigation	12,975,000	10,769,000			23,744,000

National Capital Region (NCR)	12,975,000	10,769,000			23,744,000

Central Office	12,975,000	10,769,000			23,744,000
Information systems and IT support services	15,993,000	262,046,000		55,066,000	333,105,000

National Capital Region (NCR)	15,993,000	262,046,000		55,066,000	333,105,000

Central Office	15,993,000	262,046,000		55,066,000	333,105,000
Research and technical support services	21,887,000	10,982,000			32,869,000

National Capital Region (NCR)	21,887,000	10,982,000			32,869,000

Central Office	21,887,000	10,982,000			32,869,000

Sub-total, Support to Operations	50,855,000	283,797,000		55,066,000	389,718,000

Operations
Efficiency in cash management improved	32,894,000	97,267,000	712,000,000	2,352,707,000	3,194,868,000

FINANCIAL ASSET MANAGEMENT PROGRAM	32,894,000	97,267,000	712,000,000	2,352,707,000	3,194,868,000

Cash management funding and investment of excess funds	32,894,000	81,988,000		2,352,707,000	2,467,589,000

National Capital Region (NCR)	32,894,000	81,988,000		2,352,707,000	2,467,589,000

Central Office	32,894,000	81,988,000		2,352,707,000	2,467,589,000
Project(s)
Locally-Funded Project(s)		15,279,000	712,000,000		727,279,000

Development of the Treasury Single Account (TSA)		15,279,000	712,000,000		727,279,000

National Capital Region (NCR)		15,279,000	712,000,000		727,279,000

Central Office		15,279,000	712,000,000		727,279,000
Efficiency in debt management achieved	28,926,000	25,235,000			54,161,000

DEBT AND RISK MANAGEMENT PROGRAM	28,926,000	25,235,000			54,161,000

924	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Securities Origination		9,883,000		12,858,000						22,741,000

National Capital Region (NCR)		9,883,000		12,858,000						22,741,000

Central Office		9,883,000		12,858,000						22,741,000
Debt monitoring and servicing		12,484,000		3,263,000						15,747,000

National Capital Region (NCR)		12,484,000		3,263,000						15,747,000

Central Office		12,484,000		3,263,000						15,747,000
Risk Management		6,559,000		9,114,000						15,673,000

National Capital Region (NCR)		6,559,000		9,114,000						15,673,000

Central Office		6,559,000		9,114,000						15,673,000
Efficiency in accounting of NG financial transactions enhanced		282,754,000		101,261,000				9,528,000		393,543,000

NG ACCOUNTING PROGRAM		282,754,000		101,261,000				9,528,000		393,543,000

Recording of NG financial transactions		32,858,000		12,864,000						45,722,000

National Capital Region (NCR)		32,858,000		12,864,000						45,722,000

Central Office		32,858,000		12,864,000						45,722,000
Reconciliation of NGAs books of accounts		9,814,000		2,141,000						11,955,000

National Capital Region (NCR)		9,814,000		2,141,000						11,955,000

Central Office		9,814,000		2,141,000						11,955,000
Release of Allotment to Local Government Units (ALGU)		240,082,000		86,256,000				9,528,000		335,866,000

National Capital Region (NCR)		240,082,000		86,256,000				9,528,000		335,866,000

Central Office		240,082,000		86,256,000				9,528,000		335,866,000

Sub-total, Operations		344,574,000		223,763,000		712,000,000		2,362,235,000		3,642,572,000

TOTAL NEW APPROPRIATIONS	₱	462,536,000	₱	627,198,000	₱	712,000,000	₱	2,427,801,000	₱	4,229,535,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 3, 2022	OFFICIAL GAZETTE	925
DEPARTMENT OF FINANCE

Permanent Positions
Basic Salary	343,196

Total Permanent Positions	343,196

Other Compensation Common to All
Personnel Economic Relief Allowance	14,664
Representation Allowance	5,052
Transportation Allowance	4,920
Clothing and Uniform Allowance	3,666
Mid-Year Bonus - Civilian	28,601
Year End Bonus	28,601
Cash Gift	3,055
Productivity Enhancement Incentive	3,055
Step Increment	858

Total Other Compensation Common to All	92,472

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	2,100

Total Other Compensation for Specific Groups	2,100

Other Benefits
PAG-IBIG Contributions	734
PhilHealth Contributions	5,487
Employees Compensation Insurance Premiums	734
Terminal Leave	17,813

Total Other Benefits	24,768

Total Personnel Services	462,536

Maintenance and Other Operating Expenses
Travelling Expenses	14,068
Training and Scholarship Expenses	18,668
Supplies and Materials Expenses	27,773
Utility Expenses	46,898
Communication Expenses	60,184
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,253
Professional Services	65,208
General Services	48,010
Repairs and Maintenance	191,517
Taxes, Insurance Premiums and Other Fees	72,942
Other Maintenance and Operating Expenses
Advertising Expenses	722
Printing and Publication Expenses	500
Representation Expenses	1,790
Transportation and Delivery Expenses	515
Rent/Lease Expenses	33,023
Membership Dues and Contributions to Organizations	1,139

926	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Subscription Expenses	40,888
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	627,198

Financial Expenses
Bank Charges	712,000

Total Financial Expenses	712,000

Total Current Operating Expenditures	1,801,734

Capital Outlays
Investment Outlay	2,352,707
Property, Plant and Equipment Outlay
Buildings and Other Structures	6,528
Machinery and Equipment Outlay	61,566
Transportation Equipment Outlay	2,500
Furniture, Fixtures and Books Outlay	4,500

Total Capital Outlays	2,427,801

TOTAL NEW APPROPRIATIONS	4,229,535

F. CENTRAL BOARD OF ASSESSMENT APPEALS

For operations, as indicated hereunder	₱	16,243,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations	₱	13,692,000	₱	2,551,000		₱	16,243,000

REAL PROPERTY TAX ADJUDICATION PROGRAM		13,692,000		2,551,000			16,243,000

TOTAL NEW APPROPRIATIONS	₱	13,692,000	₱	2,551,000		₱	16,243,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	927
DEPARTMENT OF FINANCE

PROGRAMS
Operations
Due process for fair and equitable real property tax assessment improved	₱	13,692,000	₱	2,551,000	₱	16,243,000

REAL PROPERTY TAX ADJUDICATION PROGRAM		13,692,000		2,551,000		16,243,000

Adjudication of appealed cases on real property tax assessment		13,692,000		2,551,000		16,243,000

Sub-total, Operations		13,692,000		2,551,000		16,243,000

TOTAL NEW APPROPRIATIONS	₱	13,692,000	₱	2,551,000	₱	16,243,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	10,286

Total Permanent Positions	10,286

Other Compensation Common to All
Personnel Economic Relief Allowance	384
Representation Allowance	426
Transportation Allowance	426
Clothing and Uniform Allowance	96
Mid-Year Bonus - Civilian	857
Year End Bonus	857
Cash Gift	80
Productivity Enhancement Incentive	80
Step Increment	26

Total Other Compensation Common to All	3,232

Other Benefits
PAG-IBIG Contributions	19
PhilHealth Contributions	136
Employees Compensation Insurance Premiums	19

Total Other Benefits	174

Total Personnel Services	13,692

928	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	366
Training and Scholarship Expenses	293
Supplies and Materials Expenses	329
Utility Expenses	39
Communication Expenses	209
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	175
General Services	225
Repairs and Maintenance	17
Taxes, Insurance Premiums and Other Fees	126
Other Maintenance and Operating Expenses
Rent/Lease Expenses	485
Subscription Expenses	9
Other Maintenance and Operating Expenses	278

Total Maintenance and Other Operating Expenses	2,551

Total Current Operating Expenditures	16,243

TOTAL NEW APPROPRIATIONS	16,243

G. INSURANCE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	6,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	1,000			₱	1,000
Operations		5,000				5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000				5,000

TOTAL NEW APPROPRIATIONS	₱	6,000			₱	6,000

Special Provision(s)

1. Insurance Fund. In addition to the amounts appropriated herein, One Hundred Fifty Two Million Three Hundred Seventy One Thousand Pesos (₱152,371,000) shall be used to cover the MOOE and Capital Outlay requirements of the Insurance Commission (IC) sourced from the proceeds of premium taxes, constituted into the Insurance Fund in accordance with Section 286 of R.A. No. 8424, as amended.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Funding for Personnel Services. The Personnel Services of the IC shall be sourced from the Pre-need Fund in accordance with Section 5 of R.A. No. 9829. Any deficiency therefrom may be augmented by the Insurance Fund.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

JANUARY 3, 2022	OFFICIAL GAZETTE	929
DEPARTMENT OF FINANCE

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,000			₱	1,000

Sub-total, General Administration and Support		1,000				1,000

Operations
Insurance, Pre-Need, and HMO Industries’ growth and stability improved		5,000				5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000				5,000

Promulgation and implementation of policies, rules and regulations		1,000				1,000
Licensing of insurance, pre-need, and HMO entities and related services		1,000				1,000
Examination of insurance, pre-need, and HMO entities and evaluation of financial reports		1,000				1,000
Review and approval of premium rates, investments, reinsurance treaties, facultative placements, and products		1,000				1,000
Adjudication of claims/complaints and mediation of disputes		1,000				1,000

Sub-total, Operations		5,000				5,000

TOTAL NEW APPROPRIATIONS	₱	6,000			₱	6,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

930	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Basic Salary	6

Total Permanent Positions	6

Total Personnel Services	6

Total Current Operating Expenditures	6

TOTAL NEW APPROPRIATIONS	6

H. NATIONAL TAX RESEARCH CENTER

For general administration and support, and operations, as indicated hereunder	₱	74,337,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,269,000	₱	12,835,000	₱		₱	28,104,000
Operations		38,730,000		4,833,000		2,670,000		46,233,000

NATIONAL TAX ADVISORY PROGRAM		38,730,000		4,833,000		2,670,000		46,233,000

TOTAL NEW APPROPRIATIONS	₱	53,999,000	₱	17,668,000	₱	2,670,000	₱	74,337,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,269,000	₱	12,835,000	₱		₱	28,104,000

Sub-total, General Administration and Support		15,269,000		12,835,000				28,104,000

Operations
Philippine Tax System Improved		38,730,000		4,833,000		2,670,000		46,233,000

JANUARY 3, 2022	OFFICIAL GAZETTE	931
DEPARTMENT OF FINANCE

NATIONAL TAX ADVISORY PROGRAM		38,730,000		4,833,000		2,670,000		46,233,000

Tax System and Tax Policy Structure Studies and Surveys		38,730,000		4,716,000		2,670,000		46,116,000
Evaluation of Tax Subsidy Requests from Government-Owned and Controlled Corporations (GOCCs)				117,000				117,000

Sub-total, Operations		38,730,000		4,833,000		2,670,000		46,233,000

TOTAL NEW APPROPRIATIONS	₱	53,999,000	₱	17,668,000	₱	2,670,000	₱	74,337,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,452

Total Permanent Positions	41,452

Other Compensation Common to All
Personnel Economic Relief Allowance	1,896
Representation Allowance	750
Transportation Allowance	750
Clothing and Uniform Allowance	474
Mid-Year Bonus - Civilian	3,454
Year End Bonus	3,454
Cash Gift	395
Productivity Enhancement Incentive	395
Step Increment	104

Total Other Compensation Common to All	11,672

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	23
Laundry Allowance	2

Total Other Compensation for Specific Groups	25

Other Benefits
PAG-IBIG Contributions	95
PhilHealth Contributions	660
Employees Compensation Insurance Premiums	95

Total Other Benefits	850

Total Personnel Services	53,999

932	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	300
Training and Scholarship Expenses	863
Supplies and Materials Expenses	1,153
Utility Expenses	2,800
Communication Expenses	1,159
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	150
General Services	706
Repairs and Maintenance	169
Taxes, Insurance Premiums and Other Fees	194
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	88
Rent/Lease Expenses	9,720
Membership Dues and Contributions to Organizations	20
Subscription Expenses	110

Total Maintenance and Other Operating Expenses	17,668

Total Current Operating Expenditures	71,667

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,670

Total Capital Outlays	2,670

TOTAL NEW APPROPRIATIONS	74,337

I. PRIVATIZATION AND MANAGEMENT OFFICE

For general administration and support, and operations, as indicated hereunder	₱	100,095,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	38,652,000	₱	18,827,000	₱	5,180,000	₱	62,659,000
Operations		37,436,000						37,436,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		37,436,000						37,436,000

TOTAL NEW APPROPRIATIONS	₱	76,088,000	₱	18,827,000	₱	5,180,000	₱	100,095,000

JANUARY 3, 2022	OFFICIAL GAZETTE	933
DEPARTMENT OF FINANCE

Special Provision(s)

1. Revolving Fund for the Conservation and Disposition of Assets. The revolving fund shall be used for expenses incurred by the Privatization and Management Office (PMO) in the conservation and disposition of assets, including fees of financial advisers, constituted from:

(a) commissions, due diligence fees and sale of bidding documents;

(b) not more than ten percent (10%) of the proceeds from the disposition of GOCCs, assets and idle properties, as approved by the Privatization Council in accordance with Proclamation No. 50 dated December 15, 1986 and E.O. No. 323, s. 2000; and

(c) not more than ten percent (10%) of the proceeds realized from the disposition of properties of abolished government corporations and former enemy-owned entities of the Board of Liquidators beginning FY 2007 and succeeding years in accordance with E.O. No. 471, s. 2005: Provided, That ninety percent (90%) of said proceeds shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987 and Section 65 of P.D. No. 1445.

In no case shall the revolving fund be used for any other purpose.

Disbursements or expenditures by the PMO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	38,652,000	₱	18,827,000	₱	5,180,000	₱	62,659,000

Sub-total, General Administration and Support		38,652,000		18,827,000		5,180,000		62,659,000

Operations
Effective management and disposition of transferred assets and other government properties		37,436,000						37,436,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		37,436,000						37,436,000

Conservation, Sale/Disposition of Assets and Other Properties		37,436,000						37,436,000

Sub-total, Operations		37,436,000						37,436,000

TOTAL NEW APPROPRIATIONS	₱	76,088,000	₱	18,827,000	₱	5,180,000	₱	100,095,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	76,088

Total Personnel Services	76,088

934	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	150
Training and Scholarship Expenses	600
Supplies and Materials Expenses	2,568
Utility Expenses	3,088
Communication Expenses	1,040
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	798
General Services	4,360
Repairs and Maintenance	750
Taxes, Insurance Premiums and Other Fees	80
Other Maintenance and Operating Expenses
Representation Expenses	150
Rent/Lease Expenses	500
Membership Dues and Contributions to Organizations	28
Subscription Expenses	4,505
Other Maintenance and Operating Expenses	210

Total Maintenance and Other Operating Expenses	18,827

Total Current Operating Expenditures	94,915

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,180

Total Capital Outlays	5,180

TOTAL NEW APPROPRIATIONS	100,095

JANUARY 3, 2022	OFFICIAL GAZETTE	935
DEPARTMENT OF FINANCE

GENERAL SUMMARY

DEPARTMENT OF FINANCE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	475,181,000	₱	435,270,000		₱	₱	174,151,000	₱	1,084,602,000
B. BUREAU OF CUSTOMS		1,708,491,000		1,055,291,000				373,235,000		3,137,017,000
C. BUREAU OF INTERNAL REVENUE		7,172,195,000		3,569,316,000		97,820,000		282,683,000		11,122,014,000
D. BUREAU OF LOCAL GOVERNMENT FINANCE		202,078,000		302,582,000				27,825,000		532,485,000
E. BUREAU OF THE TREASURY		462,536,000		627,198,000		712,000,000		2,427,801,000		4,229,535,000
F. CENTRAL BOARD OF ASSESSMENT APPEALS		13,692,000		2,551,000						16,243,000
G. INSURANCE COMMISSION		6,000								6,000
H. NATIONAL TAX RESEARCH CENTER		53,999,000		17,668,000				2,670,000		74,337,000
I. PRIVATIZATION AND MANAGEMENT OFFICE		76,088,000		18,827,000				5,180,000		100,095,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FINANCE	₱	10,164,266,000	₱	6,028,703,000	₱	809,820,000	₱	3,293,545,000	₱	20,296,334,000

936	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	21,545,393,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	909,321,000	₱	953,746,000	₱	3,406,000	₱	809,299,000	₱	2,675,772,000
Support to Operations		108,051,000		22,373,000						130,424,000
Operations		7,836,684,000		10,711,268,000		21,540,000		169,705,000		18,739,197,000

DIPLOMACY PROGRAM		5,227,751,000		4,424,606,000		14,287,000		142,415,000		9,809,059,000
CONSULAR / ATN PROGRAM		2,608,933,000		6,286,662,000		7,253,000		27,290,000		8,930,138,000

TOTAL NEW APPROPRIATIONS	₱	8,854,056,000	₱	11,687,387,000	₱	24,946,000	₱	979,004,000	₱	21,545,393,000

Special Provision(s)

1. Department of Foreign Affairs Working Fund. All income collected in foreign service posts, including rental income and proceeds from sale of used motor vehicles shall be recorded as income of the General Fund. All the amounts collected in foreign currency shall be retained by foreign service posts as working fund, except for honorary consulates which may only retain not more than fifty percent (50%) of such collections in foreign currency for reimbursement of their administrative expenses. Unutilized cash of the previous year obtained from income collected and from completed or pre-terminated special projects and programs may be used by the foreign service posts as working funds for the current year: PROVIDED, That the use of unutilized cash shall not exceed the appropriations authorized in this Act, and the allotment and cash disbursement ceiling issued by the DBM. The use of unutilized cash by foreign service posts shall be subject to the guidelines to be issued by the DBM and the Bureau of the Treasury.

2. Passport Revolving Fund. The revolving fund constituted from the fees collected for the processing and issuance of passports requiring special consideration, waiver or issuance beyond regular office hours shall be used to improve the passporting and consular services of the DFA in accordance with R.A. No. 8239 (Philippine Passport Act of 1996) and augment the requirements for the purchase of passport booklets. In no case shall said fund be used for the payment of travel and transportation allowances.

Disbursements or expenditures by DFA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

3. Education Allowance for Dependents of Officers and Employees in Foreign Service Posts. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein under General Management and Supervision shall be used for the provision of education allowance to compensate for additional cost incurred by officers and employees assigned abroad for the education of their legal dependent children: PROVIDED, That the allowance shall not be payable in respect to posts where free education is offered. The education allowance to be granted to qualified officers and employees in foreign service posts shall not exceed Five Thousand US Dollars (USD 5,000) per qualified dependent per school year for a maximum of three legal dependents. The allowance shall be granted on reimbursement basis, subject to the guidelines to be issued by the DBM. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 817, R.A. No. 11639)

4. Legal Assistance Fund. The Legal Assistance Fund allocated herein as provided for by R.A. No. 8042 (Migrant Workers and Overseas Filipinos Act of 1995), as amended, shall be used exclusively to provide legal assistance to migrant workers and overseas Filipinos in accordance with the said laws. It shall be made available from the time of the arrest to the trial proper and at all levels of appeal for all migrant workers especially those charged with crimes punishable by life imprisonment or death.

5. Building Fund. The amount of Eight Hundred Eight Million Nine Hundred Forty Nine Thousand Pesos (₱808,949,000) appropriated herein for the Building Fund shall be used for the:

(a)	acquisition of new properties abroad and in the Philippines for chanceries and residences, as well as office space for consular offices through direct purchase or lease-purchase agreements;

(b)	renovation of deteriorating government-owned consular offices and chanceries and residences of the Philippine Foreign Service;

(c)	purchase of furniture, fixtures and equipment for chanceries, residences and consular offices; and

(d)	long-term lease of chanceries, residences, and consular offices when the terms and conditions are favorable and advantageous to the government.

The DFA shall consider all previously committed undertakings and the available balance of the Building Fund in the programming for the current year and give preference to the acquisition of properties abroad and renovation of government-owned properties.

JANUARY 3, 2022	OFFICIAL GAZETTE	937
DEPARTMENT OF FOREIGN AFFAIRS

6. Rentals of Philippine Chanceries, Consular Offices or Official Residences. The DFA is authorized to pay advance rentals of chanceries, consular offices, and official residences abroad, covering a lease period not exceeding five (5) years and to make minor renovations in the said properties to make them suitable for the Department’s use as the circumstances and the practice of the foreign country may require. Lease-purchase agreements not exceeding the annual rental appropriations at the time of signing of the agreement shall require the issuance of a multi-year contractual authority in accordance with Section 31 of the General Provisions in this Act.

Where furnished government-owned or leased quarters are available, no living quarters allowance shall be paid to persons occupying such quarters. The cost of utilities, maintenance and minor alterations and repair including costs of furniture, fixtures and household equipment and appliances, if necessary, shall be charged out of savings from appropriations for overseas allowances, subject to the rules on modification in the allotment or use of savings, as the case may be, as provided in the General Provisions of this Act.

The lease agreements shall be subject to the rules on advance payment of rentals and the appropriate use of living quarters allowance.

7. Quarters Privileges. The Head of Office and other personnel of DFA Mindanao deployed from the home office, who are not domiciled within or in the immediate proximity of Davao City or do not own or enjoy free use of suitable living quarters therein, shall be provided with suitable quarters in Davao City at government expense. Payment of rental of quarters shall be made directly by the Department to the lessor pursuant to a contract between the DFA and the lessor. The payment of utilities and other related expenses of official quarters shall be for the account of the personnel concerned.

In lieu of commutable living quarters allowances, payment of actual rental of the living quarters of the Head of Office of DFA Mindanao may be authorized, subject to availability of funds as may be warranted by the housing situation in the region.

The grant of the quarters privileges shall be subject to the applicable General Provisions of this Act and the guidelines to be issued by the DBM.

8. Purchase of Passport Booklets. The amount of Three Billion Four Hundred Forty Six Million One Hundred Sixty Two Thousand Pesos (₱3,446,162,000) appropriated herein for the implementation of Electronic Passport (e-Passport) shall be used for the purchase of passport booklets and cost of personalization. In the event that the passport collection set by the DFA is exceeded as a result of extraordinary or unanticipated increases in the issuance of passport booklets beyond the budgeted quantity herein, the excess of the passport revenue collection target set by the DFA under the 2022 Budget of Expenditures and Sources of Financing shall be used to augment the amount appropriated herein for the purchase or payment of additional e-Passport booklets and the costs of personalization to be charged against the Unprogrammed Fund.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

9. Insurance Proceeds. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is authorized to retain and use insurance proceeds covering properties in foreign posts for the replacement or restoration thereof.

10. Tax Refund(s) of Foreign Service Posts. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is hereby authorized to use the proceeds of tax refunds due to foreign service posts to cover payment of other operating expenses of the said foreign post.

The use of said proceeds of tax refunds shall be subject to the rules on modification in the allotment or use of savings, as the case may be, as provided in the General Provisions of this Act.

11. Support to Climate Change Negotiations. The DFA shall extend the necessary technical, legal and logistical support to the Climate Change Commission on the participation of the Philippine Delegation in the Climate Change Negotiation processes to the United Nations Framework Convention on Climate Change and in other international fora on climate change.

12. Provision for Agency Attachés or Representatives and Cost Sharing Arrangement. Diplomatic missions and consular offices shall furnish adequate office space to duly accredited attachés or representatives of government agencies assigned thereto. The agencies concerned shall contribute a share in the cost expended by the said foreign service post such as, but not limited to, utilities, security, janitorial, other general services, and building insurance. Notwithstanding any provisions of law to the contrary, the Secretary of Foreign Affairs is authorized to use the proceeds of the contribution or share of attached agencies or representatives equivalent to the amount initially advanced by the said foreign service post to cover payment of its other operating expenses.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 30, 2021, Volume I-B, page 817, R.A. No. 11639)

13. Benefits for Alien or Local-Hire Employees. The appropriations authorized for the hiring of alien or local-hire employees may be used for payment of gratuity or separation pay to the said employees in the foreign service in accordance with local laws. This may include terminal leave and employer’s share in social security or workmen’s compensation, customary in the diplomatic or consular jurisdiction.

14. Overseas Absentee Voting. The amount of Forty Three Million Four Hundred Fourteen Thousand Pesos (₱43,414,000) appropriated herein shall be used for the implementation of R.A. No. 9189 (Overseas Absentee Voting Act of 2003), including the conduct of continuing registration, information campaign and development, and maintenance of databases. In no case shall said amount be used for the creation of new positions or the purchase of motor vehicles.

15. Contributions to International Organizations and Hosting of Regional or International Conferences. The amounts of Two Billion Two Hundred Forty Six Million Five Hundred Sixty Nine Thousand Pesos (₱2,246,569,000) and Thirty Two Million Eighty Six Thousand Pesos (₱32,086,000) appropriated herein shall be used for contributions to international organizations and hosting of regional or international conferences, respectively, that has been reviewed by the DFA and the International Commitments Fund Panel, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

16. Long-Term Lease of Motor Vehicles. Foreign Service Posts are authorized to lease motor vehicles for a period not to exceed two (2) years, with option to renew thereafter if the lease proves to be economically advantageous to the government. However, when acquisition of motor vehicle is preferable and more advantageous to the government, the same shall be included under the DFA’s Car Refleeting Program.

17. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

18. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

938	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	776,359,000	₱	953,746,000	₱	3,406,000	₱	809,299,000	₱	2,542,810,000

National Capital Region (NCR)		776,359,000		953,746,000		3,406,000		809,299,000		2,542,810,000

Home Office		776,359,000		953,746,000		3,406,000		809,299,000		2,542,810,000
Administration of Personnel Benefits		132,962,000								132,962,000

National Capital Region (NCR)		132,962,000								132,962,000

Home Office		132,962,000								132,962,000

Sub-total, General Administration and Support		909,321,000		953,746,000		3,406,000		809,299,000		2,675,772,000

Support to Operations
Legal services		55,667,000		5,467,000						61,134,000

National Capital Region (NCR)		55,667,000		5,467,000						61,134,000

Home Office		55,667,000		5,467,000						61,134,000
Coordination, integration, planning and monitoring of foreign policy		52,384,000		16,906,000						69,290,000

National Capital Region (NCR)		52,384,000		16,906,000						69,290,000

Home Office		52,384,000		16,906,000						69,290,000

Sub-total, Support to Operations		108,051,000		22,373,000						130,424,000

Operations
Foreign relations strengthened to promote national development and international cooperation		5,227,751,000		4,424,606,000		14,287,000		142,415,000		9,809,059,000

DIPLOMACY PROGRAM		5,227,751,000		4,424,606,000		14,287,000		142,415,000		9,809,059,000

Formulation, coordination and supervision of foreign policy		214,103,000		2,507,925,000						2,722,028,000

National Capital Region (NCR)		214,103,000		2,507,925,000						2,722,028,000

Home Office		214,103,000		2,507,925,000						2,722,028,000

JANUARY 3, 2022	OFFICIAL GAZETTE	939
DEPARTMENT OF FOREIGN AFFAIRS

Conduct of bilateral and multilateral relations in accordance with foreign policy directives	5,013,648,000	1,916,681,000	14,287,000	142,415,000	7,087,031,000

National Capital Region (NCR)	5,013,648,000	1,916,681,000	14,287,000	142,415,000	7,087,031,000

Abu Dhabi, United Arab Emirates (UAE)	118,724,000	28,887,000	158,000		147,769,000
Abuja, Nigeria	43,884,000	20,618,000	12,000	5,880,000	70,394,000
Agana, Guam, United States of America (USA)		18,818,000			18,818,000
Amman, Jordan	78,998,000	22,959,000	37,000		101,994,000
Ankara, Turkey	62,405,000	20,902,000	63,000		83,370,000
ASEAN, Jakarta, Indonesia	55,732,000	27,489,000	75,000		83,296,000
Athens, Greece	71,039,000	16,962,000	29,000	5,400,000	93,430,000
Baghdad, Iraq	35,522,000	14,001,000	146,000	4,400,000	54,069,000
Bandar Seri Begawan, Brunei Darussalam	68,979,000	11,365,000	220,000		80,564,000
Bangkok, Thailand	93,135,000	17,226,000	132,000	9,120,000	119,613,000
Beijing, People’s Republic of China	117,882,000	61,164,000	139,000		179,185,000
Beirut, Lebanon	60,479,000	15,026,000	19,000		75,524,000
Berlin, Germany	95,727,000	37,815,000	275,000	2,800,000	136,617,000
Berne, Switzerland	65,288,000	19,953,000	132,000		85,373,000
Brasilia, Brazil	48,513,000	18,895,000	553,000		67,961,000
Brussels, Belgium	93,358,000	27,877,000	118,000	3,500,000	124,853,000
Budapest, Hungary	42,504,000	14,786,000	529,000		57,819,000
Buenos Aires, Argentina	43,202,000	12,799,000	372,000		56,373,000
Cairo, Arab Republic of Egypt	62,002,000	10,420,000	43,000	6,000,000	78,465,000
Calgary, Alberta, Canada		5,113,000			5,113,000
Canberra, Australia	82,066,000	29,864,000	224,000		112,154,000
Chicago, Illinois, USA		21,439,000			21,439,000
Chongqing, People’s Republic of China	604,000	4,771,000			5,375,000
Copenhagen, Denmark	62,745,000	36,045,000		2,700,000	101,490,000

940	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Damascus, Syria	42,211,000	23,948,000	58,000	2,736,000	68,953,000
Dhaka, Bangladesh	38,327,000	11,572,000	11,000		49,910,000
Dili, Timor-Leste	34,413,000	13,265,000	8,000		47,686,000
Doha, Qatar	103,802,000	15,203,000	32,000		119,037,000
Dubai, UAE		19,306,000			19,306,000
Geneva, Switzerland - PM	111,003,000	20,038,000	29,000	9,307,000	140,377,000
Geneva, Switzerland - WTO	68,471,000	31,474,000	18,000	5,320,000	105,283,000
Guangzhou, People’s Republic of China		14,728,000			14,728,000
Hanoi, Vietnam	42,169,000	17,706,000	137,000	4,400,000	64,412,000
Hongkong Special Administrative Region, People’s Republic of China		28,463,000			28,463,000
Honolulu, Hawaii, USA		14,974,000			14,974,000
Islamabad, Pakistan	53,636,000	15,833,000			69,469,000
Jakarta, Indonesia	73,594,000	20,789,000	65,000	2,160,000	96,608,000
Jeddah, Kingdom of Saudi Arabia		17,629,000			17,629,000
Kuala Lumpur, Malaysia	123,822,000	32,270,000	58,000		156,150,000
Kuwait	100,968,000	22,020,000	94,000	3,960,000	127,042,000
Lisbon, Portugal	49,475,000	16,496,000	142,000		66,113,000
London, United Kingdom	154,565,000	34,034,000	877,000		189,476,000
Los Angeles, California, USA		28,624,000			28,624,000
Macau, People’s Republic of China		8,678,000			8,678,000
Madrid, Spain	86,519,000	25,906,000	637,000	4,200,000	117,262,000
Manado, Celebes, Indonesia		6,497,000			6,497,000
Manama, Bahrain	79,164,000	16,618,000	28,000		95,810,000
Melbourne, Australia		5,000,000			5,000,000
Mexico City, Mexico	60,002,000	20,252,000	150,000	2,700,000	83,104,000
Milan, Italy		13,362,000			13,362,000
Moscow, Russia	93,414,000	55,881,000	174,000	7,400,000	156,869,000
Muscat, Oman	62,524,000	11,297,000	96,000	3,000,000	76,917,000

JANUARY 3, 2022	OFFICIAL GAZETTE	941
DEPARTMENT OF FOREIGN AFFAIRS

Nairobi, Kenya	52,014,000	22,508,000	50,000	4,400,000	78,972,000
New Delhi, India	62,413,000	15,657,000	32,000	10,000,000	88,102,000
New York, USA - PCG		28,014,000	181,000		28,195,000
New York, USA - PM	125,527,000	73,868,000		5,520,000	204,915,000
Osaka, Japan		13,585,000			13,585,000
Oslo, Norway	80,639,000	35,060,000	322,000		116,021,000
Ottawa, Canada	75,979,000	30,617,000	142,000		106,738,000
Paris, France	95,207,000	25,349,000	356,000	3,400,000	124,312,000
Phnom Penh, Cambodia	40,291,000	10,548,000	66,000		50,905,000
Port Moresby, Papua New Guinea	38,592,000	7,422,000	821,000	4,400,000	51,235,000
Prague, Czech Republic	40,566,000	12,131,000	39,000		52,736,000
Pretoria, South Africa	45,198,000	17,963,000	882,000		64,043,000
Rabat, Morocco	20,023,000	13,916,000	520,000		34,459,000
Riyadh, Kingdom of Saudi Arabia	175,181,000	29,276,000	115,000		204,572,000
Rome, Italy	110,029,000	15,980,000	130,000		126,139,000
San Francisco, California, USA		27,118,000			27,118,000
Santiago, Chile	37,881,000	10,060,000	40,000		47,981,000
Seoul, South Korea	93,283,000	15,119,000	21,000		108,423,000
Shanghai, People’s Republic of China		31,250,000			31,250,000
Singapore	143,411,000	30,186,000	877,000		174,474,000
Stockholm, Sweden	30,216,000	35,869,000	469,000		66,554,000
Sydney, Australia		8,971,000			8,971,000
Tehran, Iran	45,799,000	14,248,000	10,000	2,652,000	62,709,000
Tel-Aviv, Israel	88,073,000	36,789,000	922,000	10,000,000	135,784,000
The Hague, Netherlands	82,403,000	16,288,000	162,000		98,853,000
Tokyo, Japan	200,583,000	26,809,000	164,000		227,556,000
Toronto, Canada		21,986,000			21,986,000
Tripoli, Libya	41,321,000	15,544,000	221,000		57,086,000
Vancouver, B.C., Canada		16,820,000			16,820,000

942	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Vatican (Holy See)	41,450,000	14,944,000	161,000	3,720,000	60,275,000
Vienna, Austria	96,114,000	24,263,000	643,000	2,700,000	123,720,000
Vientiane, Lao People’s Democratic Republic	47,868,000	11,838,000	136,000	2,000,000	61,842,000
Warsaw, Poland	60,176,000	20,612,000	345,000	4,040,000	85,173,000
Washington, D.C., USA	156,383,000	57,920,000	451,000	4,600,000	219,354,000
Wellington, New Zealand	57,452,000	17,865,000	50,000		75,367,000
Xiamen, People’s Republic of China		9,777,000			9,777,000
Yangon, Myanmar	48,709,000	23,454,000	69,000		72,232,000
Overseas Filipinos protected and engaged, and consular services improved	2,608,933,000	6,286,662,000	7,253,000	27,290,000	8,930,138,000

CONSULAR / ATN PROGRAM	2,608,933,000	6,286,662,000	7,253,000	27,290,000	8,930,138,000

Provision of consular services including issuance of passports, visas and other consular documents	2,608,933,000	5,027,078,000	7,253,000	27,290,000	7,670,554,000

National Capital Region (NCR)	2,608,933,000	5,027,078,000	7,253,000	27,290,000	7,670,554,000

Abu Dhabi, United Arab Emirates (UAE)	5,228,000	4,277,000			9,505,000
Abuja, Nigeria		6,192,000			6,192,000
Agana, Guam, United States of America (USA)	77,201,000	16,967,000	93,000		94,261,000
Al Khobar, Kingdom of Saudi Arabia		10,712,000			10,712,000
Amman, Jordan		5,149,000			5,149,000
Ankara, Turkey		3,976,000			3,976,000
Athens, Greece		9,946,000			9,946,000
Baghdad, Iraq		3,767,000			3,767,000
Bandar Seri Begawan, Brunei Darussalam		5,648,000			5,648,000
Bangkok, Thailand		4,669,000			4,669,000
Barcelona, Spain	32,855,000	24,998,000	270,000		58,123,000
Beijing, People’s Republic of China		8,889,000			8,889,000
Beirut, Lebanon		8,946,000			8,946,000

JANUARY 3, 2022	OFFICIAL GAZETTE	943
DEPARTMENT OF FOREIGN AFFAIRS

Berlin, Germany		10,703,000			10,703,000
Berne, Switzerland		4,135,000			4,135,000
Brasilia, Brazil		2,234,000			2,234,000
Brussels, Belgium		6,455,000			6,455,000
Budapest, Hungary		3,100,000			3,100,000
Buenos Aires, Argentina		5,628,000			5,628,000
Cairo, Arab Republic of Egypt		4,112,000			4,112,000
Calgary, Alberta, Canada	57,815,000	19,646,000	390,000		77,851,000
Canberra, Australia		6,320,000			6,320,000
Chicago, Illinois, USA	84,883,000	8,032,000	388,000		93,303,000
Chongqing, People’s Republic of China	33,672,000	14,471,000	58,000	4,400,000	52,601,000
Copenhagen, Denmark		4,000,000			4,000,000
Damascus, Syria		7,731,000			7,731,000
Dhaka, Bangladesh		4,478,000			4,478,000
Dili, Timor-Leste		5,127,000			5,127,000
Doha, Qatar	6,129,000	6,046,000			12,175,000
Dubai, UAE	139,144,000	16,142,000	208,000		155,494,000
Frankfurt, Germany	86,130,000	46,789,000		2,700,000	135,619,000
Geneva, Switzerland - PM		867,000			867,000
Guangzhou, People’s Republic of China	70,361,000	10,742,000	235,000		81,338,000
Hanoi, Vietnam		1,484,000			1,484,000
Home Office	405,449,000	4,009,773,000		4,150,000	4,419,372,000
Hongkong Special Administrative Region, People’s Republic of China	163,722,000	15,454,000	395,000		179,571,000
Honolulu, Hawaii, USA	82,443,000	18,712,000	186,000	2,700,000	104,041,000
Houston, Texas, USA	60,002,000	36,138,000			96,140,000
Islamabad, Pakistan		4,163,000			4,163,000
Istanbul, Turkey	25,654,000	22,855,000	129,000		48,638,000
Jakarta, Indonesia		3,560,000			3,560,000

944	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Jeddah, Kingdom of Saudi Arabia	145,921,000	27,051,000	159,000		173,131,000
Kuala Lumpur, Malaysia	437,000	8,023,000			8,460,000
Kuwait		5,310,000			5,310,000
Lisbon, Portugal		3,923,000			3,923,000
London, United Kingdom		14,545,000			14,545,000
Los Angeles, California, USA	142,400,000	40,782,000	1,034,000	3,120,000	187,336,000
Macau, People’s Republic of China	65,145,000	17,482,000	58,000		82,685,000
Madrid, Spain		5,751,000			5,751,000
Manado, Celebes, Indonesia	32,345,000	8,886,000	104,000		41,335,000
Manama, Bahrain		3,026,000			3,026,000
Melbourne, Australia	37,605,000	31,671,000	99,000		69,375,000
Mexico City, Mexico	1,833,000	3,735,000			5,568,000
Milan, Italy	84,826,000	14,226,000	336,000		99,388,000
Moscow, Russia	604,000	8,491,000			9,095,000
Muscat, Oman		7,757,000			7,757,000
Nagoya, Japan	42,158,000	36,729,000	265,000		79,152,000
Nairobi, Kenya		6,333,000			6,333,000
New Delhi, India		4,779,000			4,779,000
New York, USA - PCG	126,302,000	43,057,000		3,120,000	172,479,000
New York, USA - PM			231,000		231,000
Osaka, Japan	90,803,000	47,130,000	209,000		138,142,000
Oslo, Norway		1,148,000			1,148,000
Ottawa, Canada	2,332,000	8,696,000			11,028,000
Paris, France		2,501,000			2,501,000
Phnom Penh, Cambodia		2,491,000			2,491,000
Port Moresby, Papua New Guinea		4,427,000			4,427,000
Prague, Czech Republic		4,690,000			4,690,000
Pretoria, South Africa		2,845,000			2,845,000
Riyadh, Kingdom of Saudi Arabia		34,089,000			34,089,000

JANUARY 3, 2022	OFFICIAL GAZETTE	945
DEPARTMENT OF FOREIGN AFFAIRS

Rome, Italy		302,000		8,308,000						8,610,000
San Francisco, California, USA		134,744,000		28,859,000		1,356,000		2,700,000		167,659,000
Santiago, Chile				2,846,000						2,846,000
Seoul, South Korea				4,717,000						4,717,000
Shanghai, People’s Republic of China		73,801,000		17,785,000		121,000				91,707,000
Singapore				15,192,000						15,192,000
Sydney, Australia		71,007,000		10,137,000		39,000				81,183,000
Tehran, Iran				1,888,000						1,888,000
Tel-Aviv, Israel				4,161,000						4,161,000
The Hague, Netherlands				903,000						903,000
Tokyo, Japan				13,127,000						13,127,000
Toronto, Canada		87,309,000		22,298,000		432,000				110,039,000
Tripoli, Libya				7,667,000						7,667,000
Vancouver, B.C., Canada		79,055,000		22,704,000		349,000		4,400,000		106,508,000
Vatican (Holy See)				5,544,000						5,544,000
Vienna, Austria				6,900,000						6,900,000
Vientiane, Lao People’s Democratic Republic				709,000						709,000
Warsaw, Poland		808,000		5,633,000						6,441,000
Washington, D.C., USA				13,300,000						13,300,000
Wellington, New Zealand		808,000		4,846,000						5,654,000
Xiamen, People’s Republic of China		57,700,000		11,125,000		109,000				68,934,000
Yangon, Myanmar				5,822,000						5,822,000
Protection of the rights and promotion of welfare of overseas Filipinos				1,259,584,000						1,259,584,000

National Capital Region (NCR)				1,259,584,000						1,259,584,000

Home Office				1,259,584,000						1,259,584,000

Sub-total, Operations		7,836,684,000		10,711,268,000		21,540,000		169,705,000		18,739,197,000

TOTAL NEW APPROPRIATIONS	₱	8,854,056,000	₱	11,687,387,000	₱	24,946,000	₱	979,004,000	₱	21,545,393,000

946	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,798,025

Total Permanent Positions	1,798,025

Other Compensation Common to All
Personnel Economic Relief Allowance	47,736
Representation Allowance	19,842
Transportation Allowance	19,158
Clothing and Uniform Allowance	11,934
Mid-Year Bonus - Civilian	149,838
Year End Bonus	149,838
Cash Gift	13,935
Productivity Enhancement Incentive	13,935
Step Increment	4,496

Total Other Compensation Common to All	430,712

Other Compensation for Specific Groups
Overseas Allowance	5,702,328
Lump-sum for Personnel Services	6,956

Total Other Compensation for Specific Groups	5,709,284

Other Benefits
PAG-IBIG Contributions	3,349
PhilHealth Contributions	23,523
Employees Compensation Insurance Premiums	3,349
Terminal Leave	132,962

Total Other Benefits	163,183

Non-Permanent Positions	752,852

Total Personnel Services	8,854,056

Maintenance and Other Operating Expenses
Travelling Expenses	875,582
Training and Scholarship Expenses	174,558
Supplies and Materials Expenses	3,961,432
Utility Expenses	242,240
Communication Expenses	298,647
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	50,000
Extraordinary and Miscellaneous Expenses	3,950
Professional Services	501,047

JANUARY 3, 2022	OFFICIAL GAZETTE	947
DEPARTMENT OF FOREIGN AFFAIRS

General Services	533,476
Repairs and Maintenance	205,430
Financial Assistance/Subsidy	1,000,000
Taxes, Insurance Premiums and Other Fees	89,337
Other Maintenance and Operating Expenses
Advertising Expenses	5,396
Printing and Publication Expenses	20,571
Representation Expenses	373,836
Transportation and Delivery Expenses	9,969
Rent/Lease Expenses	1,015,946
Membership Dues and Contributions to Organizations	2,246,569
Subscription Expenses	43,393
Donations	4,783
Other Maintenance and Other Operating Expenses	31,225

Total Maintenance and Other Operating Expenses	11,687,387

Financial Expenses
Bank Charges	1,668
Other Financial Charges	23,278

Total Financial Expenses	24,946

Total Current Operating Expenditures	20,566,389

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	12,000
Buildings and Other Structures	676,949
Machinery and Equipment Outlay	101,214
Transportation Equipment Outlay	164,491
Furniture, Fixtures and Books Outlay	24,350

Total Capital Outlays	979,004

TOTAL NEW APPROPRIATIONS	21,545,393

B. FOREIGN SERVICE INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	80,935,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	13,149,000	₱	9,127,000	₱	1,000	₱		₱	22,277,000
Operations		37,625,000		20,741,000		2,000		290,000		58,658,000

948	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		37,625,000		20,741,000		2,000	290,000		58,658,000

TOTAL NEW APPROPRIATIONS	₱	50,774,000	₱	29,868,000	₱	3,000	290,000	₱	80,935,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	12,301,000	₱	9,127,000	₱	1,000	₱		₱	21,429,000
Administration of Personnel Benefits		848,000								848,000

Sub-total, General Administration and Support		13,149,000		9,127,000		1,000				22,277,000

Operations
Competency of DFA personnel enhanced		37,625,000		20,741,000		2,000		290,000		58,658,000

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		37,625,000		20,741,000		2,000		290,000		58,658,000

Formulation, development, conduct of personnel development, and technical research, publication and dissemination of studies on Philippine foreign policy		37,625,000		20,741,000		2,000		290,000		58,658,000

Sub-total, Operations		37,625,000		20,741,000		2,000		290,000		58,658,000

TOTAL NEW APPROPRIATIONS	₱	50,774,000	₱	29,868,000	₱	3,000	₱	290,000	₱	80,935,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	949
DEPARTMENT OF FOREIGN AFFAIRS

Basic Salary	33,645

Total Permanent Positions	33,645

Other Compensation Common to All
Personnel Economic Relief Allowance	1,944
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	486
Honoraria	5,302
Mid-Year Bonus - Civilian	2,804
Year End Bonus	2,804
Cash Gift	405
Productivity Enhancement Incentive	405
Step Increment	84

Total Other Compensation Common to All	14,474

Other Benefits
PAG-IBIG Contributions	98
PhilHealth Contributions	578
Employees Compensation Insurance Premiums	98
Terminal Leave	848

Total Other Benefits	1,622

Non-Permanent Positions	1,033

Total Personnel Services	50,774

Maintenance and Other Operating Expenses
Travelling Expenses	1,944
Training and Scholarship Expenses	9,529
Supplies and Materials Expenses	2,560
Utility Expenses	2,500
Communication Expenses	1,131
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	3,247
General Services	2,100
Repairs and Maintenance	240
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	24
Printing and Publication Expenses	450
Representation Expenses	207
Rent/Lease Expenses	1,150
Membership Dues and Contributions to Organizations	54
Subscription Expenses	4,334

Total Maintenance and Other Operating Expenses	29,868

Financial Expenses
Bank Charges	3

Total Financial Expenses	3

950	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Current Operating Expenditures	80,645

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	290

Total Capital Outlays	290

TOTAL NEW APPROPRIATIONS	80,935

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	4,496,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,653,000	₱	233,000	₱	1,000	₱	210,000	₱	2,097,000
Operations		102,000		2,296,000		1,000				2,399,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM		102,000		2,296,000		1,000				2,399,000

TOTAL NEW APPROPRIATIONS	₱	1,755,000	₱	2,529,000	₱	2,000	₱	210,000	₱	4,496,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,653,000	₱	233,000	₱	1,000	₱	210,000	₱	2,097,000

Sub-total, General Administration and Support		1,653,000		233,000		1,000		210,000		2,097,000

JANUARY 3, 2022	OFFICIAL GAZETTE	951
DEPARTMENT OF FOREIGN AFFAIRS

Operations
Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced		102,000		2,296,000		1,000				2,399,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM		102,000		2,296,000		1,000				2,399,000

Coordination and Conduct of Economic and Technical Skills Training Programs and Services for Developing and Least Developed Countries		102,000		2,296,000		1,000				2,399,000

Sub-total, Operations		102,000		2,296,000		1,000				2,399,000

TOTAL NEW APPROPRIATIONS	₱	1,755,000	₱	2,529,000	₱	2,000	₱	210,000	₱	4,496,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,235

Total Permanent Positions	1,235

Other Compensation Common to All
Personnel Economic Relief Allowance	96
Clothing and Uniform Allowance	24
Honoraria	102
Mid-Year Bonus - Civilian	103
Year End Bonus	103
Cash Gift	20
Productivity Enhancement Incentive	20
Step Increment	3

Total Other Compensation Common to All	471

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	12

Total Other Compensation for Specific Groups	12

Other Benefits
PAG-IBIG Contributions	5
PhilHealth Contributions	22
Employees Compensation Insurance Premiums	5
Loyalty Award - Civilian	5

952	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Other Benefits	37

Total Personnel Services	1,755

Maintenance and Other Operating Expenses
Travelling Expenses	513
Training and Scholarship Expenses	860
Supplies and Materials Expenses	284
Communication Expenses	70
Professional Services	502
Taxes, Insurance Premiums and Other Fees	27
Other Maintenance and Operating Expenses
Representation Expenses	45
Rent/Lease Expenses	20
Subscription Expenses	208

Total Maintenance and Other Operating Expenses	2,529

Financial Expenses
Bank Charges	2

Total Financial Expenses	2

Total Current Operating Expenditures	4,286

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	210

Total Capital Outlays	210

TOTAL NEW APPROPRIATIONS	4,496

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	23,829,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	11,608,000	₱	3,914,000			₱	15,522,000
Operations				8,307,000				8,307,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				8,307,000				8,307,000

TOTAL NEW APPROPRIATIONS	₱	11,608,000	₱	12,221,000			₱	23,829,000

JANUARY 3, 2022	OFFICIAL GAZETTE	953
DEPARTMENT OF FOREIGN AFFAIRS

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	11,608,000	₱	3,914,000			₱	15,522,000

Sub-total, General Administration and Support		11,608,000		3,914,000				15,522,000

Operations
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened				8,307,000				8,307,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				8,307,000				8,307,000

Participation in the support for UNESCO programs				6,728,000				6,728,000
Operation of the Southeast Asian Center for Lifelong Learning for Sustainable Development				1,579,000				1,579,000

Sub-total, Operations				8,307,000				8,307,000

TOTAL NEW APPROPRIATIONS	₱	11,608,000	₱	12,221,000			₱	23,829,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

954	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Basic Salary	7,885

Total Permanent Positions	7,885

Other Compensation Common to All
Personnel Economic Relief Allowance	336
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	84
Honoraria	842
Mid-Year Bonus - Civilian	657
Year End Bonus	657
Cash Gift	70
Productivity Enhancement Incentive	70
Step Increment	20

Total Other Compensation Common to All	3,180

Other Benefits
PAG-IBIG Contributions	17
PhilHealth Contributions	109
Employees Compensation Insurance Premiums	17

Total Other Benefits	143

Non-Permanent Positions	400

Total Personnel Services	11,608

Maintenance and Other Operating Expenses
Travelling Expenses	2,450
Training and Scholarship Expenses	2,928
Supplies and Materials Expenses	1,165
Communication Expenses	584
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	400
Professional Services	1,406
Repairs and Maintenance	250
Taxes, Insurance Premiums and Other Fees	65
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	900
Representation Expenses	900
Rent/Lease Expenses	100
Subscription Expenses	410
Other Maintenance and Operating Expenses	643

Total Maintenance and Other Operating Expenses	12,221

Total Current Operating Expenditures	23,829

TOTAL NEW APPROPRIATIONS	23,829

JANUARY 3, 2022	OFFICIAL GAZETTE	955
DEPARTMENT OF FOREIGN AFFAIRS

E. PRESIDENTIAL COMMISSION ON VISITING FORCES

For operations, as indicated hereunder	₱	47,017,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
Operations	₱	18,925,000	₱	27,305,000		₱	787,000	₱	47,017,000

PRESIDENTIAL OVERSIGHT PROGRAM		18,925,000		27,305,000			787,000		47,017,000

TOTAL NEW APPROPRIATIONS	₱	18,925,000	₱	27,305,000		₱	787,000	₱	47,017,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
Operations
Policies on all Status of Forces
Agreements (SOFAs) that serve the national interest ensured and sustained	₱	18,925,000	₱	27,305,000		₱	787,000	₱	47,017,000

PRESIDENTIAL OVERSIGHT PROGRAM		18,925,000		27,305,000			787,000		47,017,000

Engagement, coordination, monitoring, evaluation and assessment of visiting forces agreements		18,925,000		27,305,000			787,000		47,017,000

Sub-total, Operations		18,925,000		27,305,000			787,000		47,017,000

TOTAL NEW APPROPRIATIONS	₱	18,925,000	₱	27,305,000		₱	787,000	₱	47,017,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

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GENERAL APPROPRIATIONS ACT, FY 2022

Personnel Services
Civilian Personnel
Non-Permanent Positions	18,925

Total Personnel Services	18,925

Maintenance and Other Operating Expenses
Travelling Expenses	10,024
Training and Scholarship Expenses	500
Supplies and Materials Expenses	1,409
Utility Expenses	30
Communication Expenses	937
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,083
Repairs and Maintenance	159
Other Maintenance and Operating Expenses
Advertising Expenses	1,040
Printing and Publication Expenses	8,843
Rent/Lease Expenses	2,100

Total Maintenance and Other Operating Expenses	27,305

Total Current Operating Expenditures	46,230

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	787

Total Capital Outlays	787

TOTAL NEW APPROPRIATIONS	47,017

JANUARY 3, 2022	OFFICIAL GAZETTE	957
DEPARTMENT OF FOREIGN AFFAIRS

GENERAL SUMMARY

DEPARTMENT OF FOREIGN AFFAIRS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	8,854,056,000	₱	11,687,387,000	₱	24,946,000	₱	979,004,000	₱	21,545,393,000
B. FOREIGN SERVICE INSTITUTE		50,774,000		29,868,000		3,000		290,000		80,935,000
C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES		1,755,000		2,529,000		2,000		210,000		4,496,000
D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES		11,608,000		12,221,000						23,829,000
E. PRESIDENTIAL COMMISSION ON VISITING FORCES		18,925,000		27,305,000				787,000		47,017,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FOREIGN AFFAIRS	₱	8,937,118,000	₱	11,759,310,000	₱	24,951,000	₱	980,291,000	₱	21,701,670,000

958	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted projects, as indicated hereunder	₱	183,374,159,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	8,027,894,000	₱	304,591,000	₱		₱	8,332,485,000
Support to Operations		1,116,204,000		1,948,628,000		1,103,243,000		4,168,075,000
Operations		61,661,757,000		83,358,438,000		25,853,404,000		170,873,599,000

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM		106,975,000		113,312,000				220,287,000
HEALTH SYSTEMS STRENGTHENING PROGRAM		16,410,898,000		2,417,875,000		22,994,567,000		41,823,340,000
PUBLIC HEALTH PROGRAM		5,154,111,000		41,873,742,000		832,884,000		47,860,737,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM		15,592,000		815,246,000		42,793,000		873,631,000
HEALTH EMERGENCY MANAGEMENT PROGRAM		7,394,000		476,884,000		329,547,000		813,825,000
HEALTH FACILITIES OPERATION PROGRAM		39,133,766,000		15,605,351,000		1,648,913,000		56,388,030,000
HEALTH REGULATORY PROGRAM		833,021,000		165,799,000		4,700,000		1,003,520,000
SOCIAL HEALTH PROTECTION PROGRAM				21,890,229,000				21,890,229,000

TOTAL NEW APPROPRIATIONS	₱	70,805,855,000	₱	85,611,657,000	₱	26,956,647,000	₱	183,374,159,000

Special Provision(s)

1. Value-Added Tax Collected from Horse Races. In addition to the amounts appropriated herein, Twenty Nine Million Four Hundred Twenty Thousand Pesos (₱29,420,000) shall be used for the following purposes sourced from Value-Added Tax collected on conduct of horse races by the Manila Jockey Club, Inc. (MJCI) and Philippine Racing Club, Inc. (PRCI) in accordance with Section 6 of R.A. No. 6631 and Section 8 of R.A. No. 6632, as amended, respectively, and implemented by DOF-DBM J.C. No. 2008-1 dated June 16, 2008:

(a) Twenty-four percent (24%) of the collections from MJCI and PRCI to augment the operating requirements of the Philippine Anti-Tuberculosis Society;

(b) Eight percent (8%) of the collections from MJCI and PRCI to augment the operating requirements of the White Cross, Inc.; and

(c) Twenty-eight percent (28%) of the collections from PRCI to augment the operating requirements of the PCSO.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Hospital and Other Health Facilities Income. In addition to the amounts appropriated herein, all income generated from the operation of specialized hospitals, medical centers, institute for disease prevention and control, including drug abuse treatment and rehabilitation centers and facilities, blood center facilities (blood stations, blood collection units, blood banks, blood centers), national, subnational and regional reference laboratories, public health laboratories, and other hospitals under the DOH shall be deposited in an authorized government depository bank and used to augment the hospitals’ and other health facilities’ MOOE and Capital Outlay requirements, to ensure the delivery of people-centered quality healthcare services and patients’ and health workers’ safety as major contributor to the achievement of the Universal Health Care goals, with priority in the Universal Health Care sites and GIDAs, subject to the guidelines to be issued jointly by the DBM and DOH.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

JANUARY 3, 2022	OFFICIAL GAZETTE	959
DEPARTMENT OF HEALTH

Disbursements or expenditures by the hospitals and other health facilities under the DOH in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The DOH shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year, its audited financial statements for the immediately preceding year. The Secretary of Health and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the DOH website.

3. Fees and Charges of the Bureau of Quarantine. In addition to the amounts appropriated herein, One Hundred Eighteen Million Seven Hundred Eighty Two Thousand Pesos (₱118,782,000) for MOOE and Twenty Nine Million Nine Hundred Sixty Three Thousand Pesos (₱29,963,000) for Capital Outlays shall be used for the operational requirements of the Bureau of Quarantine (BOQ) sourced from at least fifty percent (50%) of the fees and charges collected in accordance with Section 9 of R.A. No. 9271.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

4. Fees, Fines, Royalties and Other Charges of the Food and Drug Administration. In addition to the amounts appropriated herein, Five Hundred Forty Five Million Six Hundred Sixty Eight Thousand Pesos (₱545,668,000) shall be used for MOOE and Forty Million Five Hundred Seventy Thousand Pesos (₱40,570,000) shall be used for Capital Outlays sourced from fees, fines, royalties and other charges collected by the Food and Drug Administration (FDA) in accordance with R.A. No. 9502 and R.A. No. 9711.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

5. Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and repair of health facilities, replacement of medical equipment, as well as provision for emergency medical assistance, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible.

In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

6. Health Facilities Enhancement Program. The amount of Twenty Two Billion Nine Hundred Ninety Four Million Five Hundred Sixty Seven Thousand Pesos (₱22,994,567,000) appropriated herein for the implementation of the Health Facilities Enhancement Program (HFEP) shall be used for the construction, upgrading, or expansion of government health care facilities and purchase of hospital equipment for such facilities, with priority in the Universal Health Care sites and GIDAs, including the upgrading of facilities for COVID-19 response and equipping and construction of on-going projects.

The details of the HFEP are provided in Volume I-B of this Act.

7. Assistance to Indigent Patients. The amount of Twenty One Billion Three Hundred Sixty One Million Twenty Nine Thousand Pesos (₱21,361,029,000) appropriated herein under Assistance to Indigent Patients shall be used for hospitalization and for purposes of rendering medical assistance to indigent and financially- incapacitated patients. In no case shall more than one percent (1%) of said amount be used for administrative expenses.

The DOH Centers for Health Development (CHDs), through their respective CHD Directors, may enter into a Memorandum of Agreement with private hospitals for health and medical services intended for the indigent and financially-incapacitated patients, which the government hospitals are unable to provide and for instances when government hospitals are unable to provide accommodation due to voluminous number of patients in their facilities: Provided, That the Chief of Hospital or his authorized representative will certify the same and provide justification.

Release of subsequent funds for the medical assistance by the DOH to Specialty, SUC and LGU hospitals shall be through the CHDs and made only when at least fifty percent (50%) of the amount previously transferred has been liquidated and such liquidation and utilization reports were submitted to the DOH-Central Office in accordance with accounting and auditing rules and regulations.

The DOH and recipient government hospital shall post on its website the name of recipient hospitals and the age, gender, city/municipality and disease of recipient indigent and financially-incapacitated patients for purposes of accountability and research: Provided, That the posting of information shall not include the names and other person-identifiable information of the recipient patients. The heads of agencies and web administrator or their equivalent shall be responsible for ensuring that said information are posted on the agencies’ websites.

8. Department of Health Pre-Service Scholarship Program. The amount appropriated herein for the DOH Pre-Service Scholarship Program shall be used to provide scholarships to aspiring medical and allied health professionals. Applicants to the Program must pass the required entrance examinations of any DOH-partner school and comply with the criteria prescribed by the DOH, with priority given to: Indigenous Peoples (IP), those residing in GIDAs or areas with IP communities, and those who belong to the low-income bracket, as determined by the PSA. After passing the board examination, the scholars of the Program shall render service to the government in accordance with the guidelines issued by the DOH.

The DOH shall develop a database that will effectively provide periodic monitoring of the Program’s scholar.

9. Purchase and Allocation of Drugs, Medicines and Vaccines. The amount of Thirty Two Billion Five Hundred Eighty One Million Eight Hundred Ninety Four Thousand Pesos (₱32,581,894,000) appropriated herein shall be used for the procurement of drugs, medicines and vaccines, including FDA approved drugs and medicine for the treatment of COVID-19 and medical and dental supplies for distribution to government health care facilities. Of said amount, eighty percent (80%) shall be allocated to provinces where the incidence of diseases is high.

10. Family Health, Immunization, Nutrition and Responsible Parenting. The amount appropriated herein for Family Health, Immunization, Nutrition and Responsible Parenting shall include the procurement and distribution of Reproductive Health commodities in accordance with R.A. No. 10354 (Responsible Parenthood and Reproductive Health Act of 2012).

11. Advance Payment for Drugs and Vaccines Not Locally Available. The DOH is authorized to deposit or pay in advance the amount necessary for the procurement of drugs and vaccines, not locally available, from the World Health Organization, the United Nations International Children’s Emergency Fund and other specialized agencies of the United Nations, international organizations or international financing institutions.

960	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

12. Cancer Control Program. The amount of Seven Hundred Eighty Six Million Nine Hundred Fifty Six Thousand Pesos (₱786,956,000) appropriated herein under the prevention and control of non-communicable diseases for the National Integrated Cancer Control Program shall be used to cover the cost of cancer treatment and care as components of the established National Integrated Cancer Control Program pursuant to R.A. No. 11215 and its implementing rules and regulations. The said budget will be used exclusively for the procurement of cancer, supportive care and palliative care medicines covering the eight treatable cancer types.

13. Cancer Assistance Fund. The amount of Five Hundred Twenty Nine Million Two Hundred Thousand Pesos (₱529,200,000) appropriated herein for cancer assistance fund shall be used to fund the cost of cancer treatment and its care-related components, including the needed diagnostics and laboratories for the eight priority cancer types, subject to the implementing guidelines to be issued by DOH and DBM.

14. Benefits for COVID-19 Workers. The amount of Seven Billion Nine Hundred Nineteen Million One Hundred Sixty Thousand Pesos (₱7,919,160,000) appropriated herein under Compensation and Other Benefits for COVID-19 Workers in Health Facilities shall be used for payment of COVID-19 benefits for all public and private health care workers and non-health care workers, regardless of employment status, who are involved in COVID-19 response in all health facilities, including military hospitals, Government-Owned and-Controlled Corporations, state university hospitals and private licensed health facilities.

The amount of COVID-19 benefits shall vary according to risk exposure of the health care worker and non-health care worker in particular settings: Three Thousand Pesos (₱3,000) for low risk, Six Thousand Pesos (₱6,000) for medium risk, and Nine Thousand Pesos (₱9,000) for high risk. The benefits shall be granted in full if a health care worker or a non-health care worker physically renders services for at least ninety six (96) hours in a month; otherwise, the benefit shall be pro-rated.

This provision shall be subject to the guidelines to be issued by the DOH and the DBM.

15. Compensation for COVID-19 Workers. The amount of One Billion Eighty Million Eight Hundred Forty Thousand Pesos (₱1,080,840,000) appropriated herein under Compensation and Other Benefits for COVID-19 Workers in Health Facilities shall be used for the payment of claims submitted by all eligible public and private health care workers and non-health care workers in health facilities, regardless of employment status provided they are involved in COVID-19 response, who contracted COVID-19 infection and/or died while fighting the COVID-19 pandemic while in line of duty during the state of calamity as pronounced by the President. They shall be provided with the following compensations: Fifteen Thousand Pesos (₱15,000) for mild or moderate case; One Hundred Thousand Pesos (₱100,000) for severe or critical case; and One Million Pesos (₱1,000,000) for COVID-19 death case. The DOH and DBM shall issue an updated implementing guidelines for the grant of the said compensation benefits for health care workers and non-health care workers.

16. COVID-19 Laboratory Network. The amount of Seven Billion Nine Hundred Twenty One Million Nine Hundred Four Thousand Pesos (₱7,921,904,000) appropriated herein for the COVID-19 laboratory network commodities of the COVID-19 testing laboratories, the CHDs, and other disease reporting units shall be used to purchase FDA authorized test kits compliant with the technical and other specifications of the DOH Health Technology Assessment Council (HTAC), to include compatible consumables and reagents.

This fund shall also cover the following:

(1) Sub-allotment to CHDs for their roles in COVID-19 testing which primarily involves (a) Transportation of specimens, (b) Capacity building activities (i.e. training of swabbers), (c) Setting up of swab booths and other operations involving swab specimen collection, (d) Antigen rapid diagnostic testing implementation, (e) Quality assurance program, (f) Monitoring activities, and (g) Printing of laboratory forms, among other testing services;

(2) Sub-allotment to various government laboratories for (a) Procurement of other supplies and consumables, (b) Recalibration of equipment, (c) Facility maintenance, (d) Quality assurance program, (e) Capacity building, (f) For payment of their laboratory human resources for health and (g) Other COVID-19 testing related activities;

(3) Payment to third party logistics provider which shall be responsible for the warehousing and delivery of all temperature-sensitive materials from a temperature controlled outsourced warehouse to all consignee;

(4) Assistance to the University of the Philippines National Institutes of Health (UP-NIH) and UP Philippine Genome Center (UP-PGC) in their provision of hands-on training and biosafety training to new applicants for licensing of COVID-19 testing laboratories; and

(5) Payment to technical and administrative personnel supporting the operation of the COVID-19 laboratory network.

This provision shall be subject to the guidelines to be issued by the DOH and the DBM, and the pertinent procurement, budgeting, accounting and auditing rules and regulations.

17. Living Clinical Practice Guidelines (Living CPG). The amount of Fifty Million Pesos (₱50,000,000) appropriated herein under Public Health Management (PHM) shall be released directly to the UP-NIH to fund the implementation of the project entitled, “Technical Assistance on the Development and Updating of the National Practice Guidelines and Capacity Strengthening of the National Practice Guideline Program.”

The UP-NIH shall submit quarterly accomplishment and fund utilization reports to the DOH Disease Prevention and Control Bureau for this purpose in accordance with existing budgeting, accounting and auditing rules and regulations.

18. Deployment of Human Resources for Health. In the deployment of doctors, midwives, nurses and other health-related workers, the DOH shall give priority to the following: (i) 5th and 6th class municipalities; (ii) GIDAs; (iii) IP communities; (iv) where the absolute number of poor and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA; and (v) municipalities unable to achieve Human Resources for Health standards.

19. Micronutrient Supplements for Children 0-1000 Days Old. The amount appropriated for the procurement of micronutrient supplements may also be used for the purchase of therapeutic milk and other protein-enriched foods to supplement the feeding program of children who are 0-1000 days old.

20. Filling Up of Vacant Positions. The DOH shall take all appropriate measures to fill up its existing vacant positions before December 31, 2022.

For this purpose, the DOH Secretary is hereby mandated to submit quarterly status reports to the Senate Committee on Health and Demography and the House Committee on Health of the implementation of this provision, not later than the tenth day after the close of the quarter.

21. Green Health Facilities. The DOH through its Green and Safe Health Facilities Program, shall, as much as possible, promote the greening of hospitals and health facilities, including the improvement of energy and water efficiency and conservation, sustainable cooling systems, and sustainable healthcare waste management.

22. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

23. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	961
DEPARTMENT OF HEALTH

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	365,588,000	₱	304,591,000	₱		₱	670,179,000

National Capital Region (NCR)		365,588,000		304,591,000				670,179,000

Central Office		365,588,000		304,591,000				670,179,000
Administration of Personnel Benefits		7,662,306,000						7,662,306,000

National Capital Region (NCR)		7,662,306,000						7,662,306,000

Central Office		7,662,306,000						7,662,306,000

Sub-total, General Administration and Support		8,027,894,000		304,591,000				8,332,485,000

Support to Operations
Health Information Technology		6,713,000		263,732,000		368,223,000		638,668,000

National Capital Region (NCR)		6,713,000		263,732,000		368,223,000		638,668,000

Central Office		6,713,000		263,732,000		368,223,000		638,668,000
Operations of Regional Offices		1,109,491,000		223,589,000				1,333,080,000

National Capital Region (NCR)		43,859,000		22,748,000				66,607,000

Metro Manila Centers for Health Development		43,859,000		22,748,000				66,607,000
Region I - Ilocos		93,029,000		38,484,000				131,513,000

Ilocos Centers for Health Development		93,029,000		38,484,000				131,513,000
Cordillera Administrative Region (CAR)		65,553,000		6,131,000				71,684,000

Cordillera Centers for Health Development		65,553,000		6,131,000				71,684,000
Region II - Cagayan Valley		71,381,000		8,956,000				80,337,000

Cagayan Valley Centers for Health Development		71,381,000		8,956,000				80,337,000
Region III - Central Luzon		122,925,000		23,428,000				146,353,000

Central Luzon Centers for Health Development		122,925,000		23,428,000				146,353,000
Region IVA - CALABARZON		100,398,000		12,279,000				112,677,000

CALABARZON Centers for Health Development		100,398,000		12,279,000				112,677,000

962	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVB - MIMAROPA	56,865,000	10,953,000		67,818,000

MIMAROPA Centers for Health Development	56,865,000	10,953,000		67,818,000
Region V - Bicol	71,391,000	10,527,000		81,918,000

Bicol Centers for Health Development	71,391,000	10,527,000		81,918,000
Region VI - Western Visayas	79,560,000	14,684,000		94,244,000

Western Visayas Centers for Health Development	79,560,000	14,684,000		94,244,000
Region VII - Central Visayas	28,002,000	13,857,000		41,859,000

Central Visayas Centers for Health Development	28,002,000	13,857,000		41,859,000
Region VIII - Eastern Visayas	86,424,000	10,659,000		97,083,000

Eastern Visayas Centers for Health Development	86,424,000	10,659,000		97,083,000
Region IX - Zamboanga Peninsula	54,913,000	13,537,000		68,450,000

Zamboanga Peninsula Centers for Health Development	54,913,000	13,537,000		68,450,000
Region X - Northern Mindanao	69,561,000	6,434,000		75,995,000

Northern Mindanao Centers for Health Development	69,561,000	6,434,000		75,995,000
Region XI - Davao	63,118,000	15,426,000		78,544,000

Davao Region Centers for Health Development	63,118,000	15,426,000		78,544,000
Region XII - SOCCSKSARGEN	46,065,000	9,682,000		55,747,000

SOCCSKSARGEN Centers for Health Development	46,065,000	9,682,000		55,747,000
Region XIII - Caraga	56,447,000	5,804,000		62,251,000

Caraga Centers for Health Development	56,447,000	5,804,000		62,251,000
Procurement and Supply Chain Management Service		1,461,307,000	735,020,000	2,196,327,000

National Capital Region (NCR)		1,461,307,000	735,020,000	2,196,327,000

Central Office		1,461,307,000	735,020,000	2,196,327,000

Sub-total, Support to Operations	1,116,204,000	1,948,628,000	1,103,243,000	4,168,075,000

Operations
Access to promotive and preventive health care services improved	21,694,970,000	45,697,059,000	24,199,791,000	91,591,820,000

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM	106,975,000	113,312,000		220,287,000

International Health Policy Development and Cooperation	23,459,000	17,787,000		41,246,000

JANUARY 3, 2022	OFFICIAL GAZETTE	963
DEPARTMENT OF HEALTH

National Capital Region (NCR)	23,459,000	17,787,000	41,246,000

Central Office	23,459,000	17,787,000	41,246,000
Health Sector Policy and Plan Development	23,645,000	22,336,000	45,981,000

National Capital Region (NCR)	23,645,000	22,336,000	45,981,000

Central Office	23,645,000	22,336,000	45,981,000
Health Sector Research Development	59,871,000	73,189,000	133,060,000

National Capital Region (NCR)	59,871,000	55,442,000	115,313,000

Central Office	59,871,000	54,118,000	113,989,000
Metro Manila Centers for Health Development		1,324,000	1,324,000
Region I - Ilocos		1,429,000	1,429,000

Ilocos Centers for Health Development		1,429,000	1,429,000
Cordillera Administrative Region (CAR)		1,087,000	1,087,000

Cordillera Centers for Health Development		1,087,000	1,087,000
Region II - Cagayan Valley		1,141,000	1,141,000

Cagayan Valley Centers for Health Development		1,141,000	1,141,000
Region III - Central Luzon		1,615,000	1,615,000

Central Luzon Centers for Health Development		1,615,000	1,615,000
Region IVA - CALABARZON		1,581,000	1,581,000

CALABARZON Centers for Health Development		1,581,000	1,581,000
Region IVB - MIMAROPA		995,000	995,000

MIMAROPA Centers for Health Development		995,000	995,000
Region V - Bicol		1,263,000	1,263,000

Bicol Centers for Health Development		1,263,000	1,263,000
Region VI - Western Visayas		678,000	678,000

Western Visayas Centers for Health Development		678,000	678,000
Region VII - Central Visayas		1,399,000	1,399,000

Central Visayas Centers for Health Development		1,399,000	1,399,000
Region VIII - Eastern Visayas		1,489,000	1,489,000

Eastern Visayas Centers for Health Development		1,489,000	1,489,000
Region IX - Zamboanga Peninsula		895,000	895,000

964	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Zamboanga Peninsula Centers for Health Development		895,000		895,000
Region X - Northern Mindanao		1,181,000		1,181,000

Northern Mindanao Centers for Health Development		1,181,000		1,181,000
Region XI - Davao		1,027,000		1,027,000

Davao Region Centers for Health Development		1,027,000		1,027,000
Region XII - SOCCSKSARGEN		874,000		874,000

SOCCSKSARGEN Centers for Health Development		874,000		874,000
Region XIII - Caraga		1,093,000		1,093,000

Caraga Centers for Health Development		1,093,000		1,093,000
HEALTH SYSTEMS STRENGTHENING PROGRAM	16,410,898,000	2,417,875,000	22,994,567,000	41,823,340,000

SERVICE DELIVERY SUB-PROGRAM	45,423,000	974,089,000	22,994,567,000	24,014,079,000

Health Facility Policy and Plan Development	34,398,000	294,681,000		329,079,000

National Capital Region (NCR)	34,398,000	294,681,000		329,079,000

Central Office	34,398,000	294,681,000		329,079,000
Health Facilities Enhancement Program		72,000,000	22,994,567,000	23,066,567,000

National Capital Region (NCR)		72,000,000	22,994,567,000	23,066,567,000

Central Office		72,000,000	22,994,567,000	23,066,567,000
Local Health Systems Development and Assistance	11,025,000	492,880,000		503,905,000

National Capital Region (NCR)	11,025,000	70,734,000		81,759,000

Central Office	11,025,000	34,681,000		45,706,000
Metro Manila Centers for Health Development		36,053,000		36,053,000
Region I - Ilocos		13,423,000		13,423,000

Ilocos Centers for Health Development		13,423,000		13,423,000
Cordillera Administrative Region (CAR)		35,929,000		35,929,000

Cordillera Centers for Health Development		35,929,000		35,929,000
Region II - Cagayan Valley		29,957,000		29,957,000

Cagayan Valley Centers for Health Development		29,957,000		29,957,000
Region III - Central Luzon		33,921,000		33,921,000

Central Luzon Centers for Health Development		33,921,000		33,921,000

JANUARY 3, 2022	OFFICIAL GAZETTE	965
DEPARTMENT OF HEALTH

Region IVA - CALABARZON		24,846,000	24,846,000

CALABARZON Centers for Health Development		24,846,000	24,846,000
Region IVB - MIMAROPA		29,527,000	29,527,000

MIMAROPA Centers for Health Development		29,527,000	29,527,000
Region V - Bicol		26,573,000	26,573,000

Bicol Centers for Health Development		26,573,000	26,573,000
Region VI - Western Visayas		42,565,000	42,565,000

Western Visayas Centers for Health Development		42,565,000	42,565,000
Region VII - Central Visayas		21,136,000	21,136,000

Central Visayas Centers for Health Development		21,136,000	21,136,000
Region VIII - Eastern Visayas		42,390,000	42,390,000

Eastern Visayas Centers for Health Development		42,390,000	42,390,000
Region IX - Zamboanga Peninsula		23,152,000	23,152,000

Zamboanga Peninsula Centers for Health Development		23,152,000	23,152,000
Region X - Northern Mindanao		25,910,000	25,910,000

Northern Mindanao Centers for Health Development		25,910,000	25,910,000
Region XI - Davao		29,507,000	29,507,000

Davao Region Centers for Health Development		29,507,000	29,507,000
Region XII - SOCCSKSARGEN		18,440,000	18,440,000

SOCCSKSARGEN Centers for Health Development		18,440,000	18,440,000
Region XIII - Caraga		24,870,000	24,870,000

Caraga Centers for Health Development		24,870,000	24,870,000
Pharmaceutical Management		114,528,000	114,528,000

National Capital Region (NCR)		114,528,000	114,528,000

Central Office		114,528,000	114,528,000
HEALTH HUMAN RESOURCE SUB-PROGRAM	16,336,419,000	944,116,000	17,280,535,000

National Health Workforce Support System (NHWSS)	16,293,728,000	721,516,000	17,015,244,000

National Capital Region (NCR)	16,293,728,000	721,516,000	17,015,244,000

Central Office	16,293,728,000	721,516,000	17,015,244,000

966	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Human Resources for Health (HRH) and Institutional Capacity Management	42,691,000	222,600,000	265,291,000

National Capital Region (NCR)	42,691,000	190,774,000	233,465,000

Central Office	42,691,000	187,680,000	230,371,000
Metro Manila Centers for Health Development		3,094,000	3,094,000
Region I - Ilocos		2,104,000	2,104,000

Ilocos Centers for Health Development		2,104,000	2,104,000
Cordillera Administrative Region (CAR)		1,244,000	1,244,000

Cordillera Centers for Health Development		1,244,000	1,244,000
Region II - Cagayan Valley		1,315,000	1,315,000

Cagayan Valley Centers for Health Development		1,315,000	1,315,000
Region III - Central Luzon		2,575,000	2,575,000

Central Luzon Centers for Health Development		2,575,000	2,575,000
Region IVA - CALABARZON		2,212,000	2,212,000

CALABARZON Centers for Health Development		2,212,000	2,212,000
Region IVB - MIMAROPA		2,186,000	2,186,000

MIMAROPA Centers for Health Development		2,186,000	2,186,000
Region V - Bicol		2,413,000	2,413,000

Bicol Centers for Health Development		2,413,000	2,413,000
Region VI - Western Visayas		3,261,000	3,261,000

Western Visayas Centers for Health Development		3,261,000	3,261,000
Region VII - Central Visayas		2,185,000	2,185,000

Central Visayas Centers for Health Development		2,185,000	2,185,000
Region VIII - Eastern Visayas		2,072,000	2,072,000

Eastern Visayas Centers for Health Development		2,072,000	2,072,000
Region IX - Zamboanga Peninsula		2,175,000	2,175,000

Zamboanga Peninsula Centers for Health Development		2,175,000	2,175,000
Region X - Northern Mindanao		2,368,000	2,368,000

Northern Mindanao Centers for Health Development		2,368,000	2,368,000
Region XI - Davao		2,016,000	2,016,000

Davao Region Centers for Health Development		2,016,000	2,016,000

JANUARY 3, 2022	OFFICIAL GAZETTE	967
DEPARTMENT OF HEALTH

Region XII - SOCCSKSARGEN		2,092,000	2,092,000

SOCCSKSARGEN Centers for Health Development		2,092,000	2,092,000
Region XIII - Caraga		1,608,000	1,608,000

Caraga Centers for Health Development		1,608,000	1,608,000
HEALTH PROMOTION SUB-PROGRAM	29,056,000	499,670,000	528,726,000

Health Promotion	29,056,000	499,670,000	528,726,000

National Capital Region (NCR)	29,056,000	422,688,000	451,744,000

Central Office	29,056,000	416,535,000	445,591,000
Metro Manila Centers for Health Development		6,153,000	6,153,000
Region I - Ilocos		4,456,000	4,456,000

Ilocos Centers for Health Development		4,456,000	4,456,000
Cordillera Administrative Region (CAR)		1,980,000	1,980,000

Cordillera Centers for Health Development		1,980,000	1,980,000
Region II - Cagayan Valley		7,313,000	7,313,000

Cagayan Valley Centers for Health Development		7,313,000	7,313,000
Region III - Central Luzon		7,071,000	7,071,000

Central Luzon Centers for Health Development		7,071,000	7,071,000
Region IVA - CALABARZON		4,161,000	4,161,000

CALABARZON Centers for Health Development		4,161,000	4,161,000
Region IVB - MIMAROPA		5,111,000	5,111,000

MIMAROPA Centers for Health Development		5,111,000	5,111,000
Region V - Bicol		4,615,000	4,615,000

Bicol Centers for Health Development		4,615,000	4,615,000
Region VI - Western Visayas		6,525,000	6,525,000

Western Visayas Centers for Health Development		6,525,000	6,525,000
Region VII - Central Visayas		4,102,000	4,102,000

Central Visayas Centers for Health Development		4,102,000	4,102,000
Region VIII - Eastern Visayas		4,189,000	4,189,000

Eastern Visayas Centers for Health Development		4,189,000	4,189,000

968	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IX - Zamboanga Peninsula		4,079,000		4,079,000

Zamboanga Peninsula Centers for Health Development		4,079,000		4,079,000
Region X - Northern Mindanao		4,726,000		4,726,000

Northern Mindanao Centers for Health Development		4,726,000		4,726,000
Region XI - Davao		9,169,000		9,169,000

Davao Region Centers for Health Development		9,169,000		9,169,000
Region XII - SOCCSKSARGEN		3,890,000		3,890,000

SOCCSKSARGEN Centers for Health Development		3,890,000		3,890,000
Region XIII - Caraga		5,595,000		5,595,000

Caraga Centers for Health Development		5,595,000		5,595,000
PUBLIC HEALTH PROGRAM	5,154,111,000	41,873,742,000	832,884,000	47,860,737,000

Project(s)
Locally-Funded Project(s)	4,500,000,000	16,754,429,000		21,254,429,000

Compensation and Other Benefits for COVID-19 Workers in Health Facilities	4,500,000,000	4,500,000,000		9,000,000,000

National Capital Region (NCR)	4,500,000,000	4,500,000,000		9,000,000,000

Central Office	4,500,000,000	4,500,000,000		9,000,000,000
COVID-19 Laboratory Network Commodities		7,921,904,000		7,921,904,000

National Capital Region (NCR)		7,921,904,000		7,921,904,000

Central Office		7,921,904,000		7,921,904,000
COVID-19 Human Resources for Health Emergency Hiring		4,332,525,000		4,332,525,000

National Capital Region (NCR)		4,332,525,000		4,332,525,000

Central Office		4,332,525,000		4,332,525,000
Foreign-Assisted Project(s)		751,128,000	832,884,000	1,584,012,000

Health System Enhancement to Address and Limit (HEAL) COVID-19		36,873,000	27,884,000	64,757,000

Loan Proceeds		36,873,000	27,884,000	64,757,000

National Capital Region (NCR)		36,873,000	27,884,000	64,757,000

Central Office		36,873,000	27,884,000	64,757,000
Philippines COVID-19 Emergency Response Project 2 (PCERP 2) (WB Loan No. 9220-PH)		221,739,000	805,000,000	1,026,739,000

JANUARY 3, 2022	OFFICIAL GAZETTE	969
DEPARTMENT OF HEALTH

Loan Proceeds		221,739,000	805,000,000	1,026,739,000

National Capital Region (NCR)		221,739,000	805,000,000	1,026,739,000

Central Office		221,739,000	805,000,000	1,026,739,000
World Bank Philippine Multi-Sectoral Nutrition Project		492,516,000		492,516,000

Loan Proceeds		492,516,000		492,516,000

National Capital Region (NCR)		492,516,000		492,516,000

Central Office		492,516,000		492,516,000
PUBLIC HEALTH MANAGEMENT SUB-PROGRAM	654,111,000	3,044,663,000		3,698,774,000

Public Health Management	654,111,000	3,044,663,000		3,698,774,000

National Capital Region (NCR)	56,341,000	1,055,568,000		1,111,909,000

Central Office	442,000	894,049,000		894,491,000
Metro Manila Centers for Health Development	55,899,000	161,519,000		217,418,000
Region I - Ilocos	56,973,000	123,216,000		180,189,000

Ilocos Centers for Health Development	56,973,000	123,216,000		180,189,000
Cordillera Administrative Region (CAR)	27,638,000	76,338,000		103,976,000

Cordillera Centers for Health Development	27,638,000	76,338,000		103,976,000
Region II - Cagayan Valley	32,309,000	85,405,000		117,714,000

Cagayan Valley Centers for Health Development	32,309,000	85,405,000		117,714,000
Region III - Central Luzon	40,211,000	167,128,000		207,339,000

Central Luzon Centers for Health Development	40,211,000	167,128,000		207,339,000
Region IVA - CALABARZON	37,746,000	166,631,000		204,377,000

CALABARZON Centers for Health Development	37,746,000	166,631,000		204,377,000
Region IVB - MIMAROPA	37,252,000	131,036,000		168,288,000

MIMAROPA Centers for Health Development	37,252,000	131,036,000		168,288,000
Region V - Bicol	29,762,000	140,386,000		170,148,000

Bicol Centers for Health Development	29,762,000	140,386,000		170,148,000
Region VI - Western Visayas	34,693,000	175,075,000		209,768,000

Western Visayas Centers for Health Development	34,693,000	175,075,000		209,768,000
Region VII - Central Visayas	97,471,000	139,022,000		236,493,000

Central Visayas Centers for Health Development	97,471,000	139,022,000		236,493,000

970	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VIII - Eastern Visayas	32,320,000	132,933,000	165,253,000

Eastern Visayas Centers for Health Development	32,320,000	132,933,000	165,253,000
Region IX - Zamboanga Peninsula	36,351,000	126,377,000	162,728,000

Zamboanga Peninsula Centers for Health Development	36,351,000	126,377,000	162,728,000
Region X - Northern Mindanao	31,915,000	142,972,000	174,887,000

Northern Mindanao Centers for Health Development	31,915,000	142,972,000	174,887,000
Region XI - Davao	36,371,000	135,395,000	171,766,000

Davao Region Centers for Health Development	36,371,000	135,395,000	171,766,000
Region XII - SOCCSKSARGEN	39,465,000	130,288,000	169,753,000

SOCCSKSARGEN Centers for Health Development	39,465,000	130,288,000	169,753,000
Region XIII - Caraga	27,293,000	116,893,000	144,186,000

Caraga Centers for Health Development	27,293,000	116,893,000	144,186,000
ENVIRONMENTAL AND OCCUPATIONAL HEALTH SUB-PROGRAM		5,260,000	5,260,000

Environmental and Occupational Health		5,260,000	5,260,000

National Capital Region (NCR)		5,260,000	5,260,000

Central Office		5,260,000	5,260,000
FAMILY HEALTH SUB-PROGRAM		9,913,028,000	9,913,028,000

Family Health, Immunization, Nutrition and Responsible Parenting		7,120,058,000	7,120,058,000

National Capital Region (NCR)		6,631,043,000	6,631,043,000

Central Office		6,574,356,000	6,574,356,000
Metro Manila Centers for Health Development		56,687,000	56,687,000
Region I - Ilocos		32,128,000	32,128,000

Ilocos Centers for Health Development		32,128,000	32,128,000
Cordillera Administrative Region (CAR)		7,401,000	7,401,000

Cordillera Centers for Health Development		7,401,000	7,401,000
Region II - Cagayan Valley		25,204,000	25,204,000

Cagayan Valley Centers for Health Development		25,204,000	25,204,000
Region III - Central Luzon		44,140,000	44,140,000

Central Luzon Centers for Health Development		44,140,000	44,140,000

JANUARY 3, 2022	OFFICIAL GAZETTE	971
DEPARTMENT OF HEALTH

Region IVA - CALABARZON	46,475,000	46,475,000

CALABARZON Centers for Health Development	46,475,000	46,475,000
Region IVB - MIMAROPA	12,019,000	12,019,000

MIMAROPA Centers for Health Development	12,019,000	12,019,000
Region V - Bicol	38,200,000	38,200,000

Bicol Centers for Health Development	38,200,000	38,200,000
Region VI - Western Visayas	46,618,000	46,618,000

Western Visayas Centers for Health Development	46,618,000	46,618,000
Region VII - Central Visayas	17,568,000	17,568,000

Central Visayas Centers for Health Development	17,568,000	17,568,000
Region VIII - Eastern Visayas	69,187,000	69,187,000

Eastern Visayas Centers for Health Development	69,187,000	69,187,000
Region IX - Zamboanga Peninsula	28,514,000	28,514,000

Zamboanga Peninsula Centers for Health Development	28,514,000	28,514,000
Region X - Northern Mindanao	30,342,000	30,342,000

Northern Mindanao Centers for Health Development	30,342,000	30,342,000
Region XI - Davao	36,704,000	36,704,000

Davao Region Centers for Health Development	36,704,000	36,704,000
Region XII - SOCCSKSARGEN	26,140,000	26,140,000

SOCCSKSARGEN Centers for Health Development	26,140,000	26,140,000
Region XIII - Caraga	28,375,000	28,375,000

Caraga Centers for Health Development	28,375,000	28,375,000
Project(s)
Locally-Funded Project(s)	2,792,970,000	2,792,970,000

Procurement of COVID-19 Vaccine Booster Shots	2,792,970,000	2,792,970,000

National Capital Region (NCR)	2,792,970,000	2,792,970,000

Central Office	2,792,970,000	2,792,970,000
PREVENTION AND CONTROL OF COMMUNICABLE DISEASES SUB-PROGRAM	10,027,789,000	10,027,789,000

Prevention and Control of Communicable Diseases	10,013,488,000	10,013,488,000

972	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

National Capital Region (NCR)		10,013,488,000		10,013,488,000

Central Office		10,013,488,000		10,013,488,000
Assistance to Philippine Tuberculosis Society (PTS)		14,301,000		14,301,000

National Capital Region (NCR)		14,301,000		14,301,000

Central Office		14,301,000		14,301,000
PREVENTION AND CONTROL OF NON-COMMUNICABLE DISEASES SUB-PROGRAM		1,377,445,000		1,377,445,000

Prevention and Control of Non-Communicable Diseases		1,377,445,000		1,377,445,000

National Capital Region (NCR)		1,377,445,000		1,377,445,000

Central Office		1,377,445,000		1,377,445,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM	15,592,000	815,246,000	42,793,000	873,631,000

Epidemiology and Surveillance	15,592,000	815,246,000	42,793,000	873,631,000

National Capital Region (NCR)	15,592,000	267,038,000	42,793,000	325,423,000

Central Office	15,592,000	204,355,000	42,793,000	262,740,000
Metro Manila Centers for Health Development		62,683,000		62,683,000
Region I - Ilocos		33,902,000		33,902,000

Ilocos Centers for Health Development		33,902,000		33,902,000
Cordillera Administrative Region (CAR)		28,276,000		28,276,000

Cordillera Centers for Health Development		28,276,000		28,276,000
Region II - Cagayan Valley		53,635,000		53,635,000

Cagayan Valley Centers for Health Development		53,635,000		53,635,000
Region III - Central Luzon		26,971,000		26,971,000

Central Luzon Centers for Health Development		26,971,000		26,971,000
Region IVA - CALABARZON		100,981,000		100,981,000

CALABARZON Centers for Health Development		100,981,000		100,981,000
Region IVB - MIMAROPA		21,310,000		21,310,000

MIMAROPA Centers for Health Development		21,310,000		21,310,000
Region V - Bicol		37,327,000		37,327,000

Bicol Centers for Health Development		37,327,000		37,327,000
Region VI - Western Visayas		41,651,000		41,651,000

JANUARY 3, 2022	OFFICIAL GAZETTE	973
DEPARTMENT OF HEALTH

Western Visayas Centers for Health Development		41,651,000		41,651,000
Region VII - Central Visayas		43,925,000		43,925,000

Central Visayas Centers for Health Development		43,925,000		43,925,000
Region VIII - Eastern Visayas		10,455,000		10,455,000

Eastern Visayas Centers for Health Development		10,455,000		10,455,000
Region IX - Zamboanga Peninsula		20,000,000		20,000,000

Zamboanga Peninsula Centers for Health Development		20,000,000		20,000,000
Region X - Northern Mindanao		48,835,000		48,835,000

Northern Mindanao Centers for Health Development		48,835,000		48,835,000
Region XI - Davao		29,385,000		29,385,000

Davao Region Centers for Health Development		29,385,000		29,385,000
Region XII - SOCCSKSARGEN		29,767,000		29,767,000

SOCCSKSARGEN Centers for Health Development		29,767,000		29,767,000
Region XIII - Caraga		21,788,000		21,788,000

Caraga Centers for Health Development		21,788,000		21,788,000
HEALTH EMERGENCY MANAGEMENT PROGRAM	7,394,000	476,884,000	329,547,000	813,825,000

Health Emergency Preparedness and Response	7,394,000	276,884,000	29,547,000	313,825,000

National Capital Region (NCR)	7,394,000	181,408,000	29,547,000	218,349,000

Central Office	7,394,000	175,352,000	29,547,000	212,293,000
Metro Manila Centers for Health Development		6,056,000		6,056,000
Region I - Ilocos		4,252,000		4,252,000

Ilocos Centers for Health Development		4,252,000		4,252,000
Cordillera Administrative Region (CAR)		3,431,000		3,431,000

Cordillera Centers for Health Development		3,431,000		3,431,000
Region II - Cagayan Valley		11,633,000		11,633,000

Cagayan Valley Centers for Health Development		11,633,000		11,633,000
Region III - Central Luzon		5,883,000		5,883,000

Central Luzon Centers for Health Development		5,883,000		5,883,000
Region IVA - CALABARZON		5,805,000		5,805,000

CALABARZON Centers for Health Development		5,805,000		5,805,000

974	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVB - MIMAROPA		4,972,000		4,972,000

MIMAROPA Centers for Health Development		4,972,000		4,972,000
Region V - Bicol		7,356,000		7,356,000

Bicol Centers for Health Development		7,356,000		7,356,000
Region VI - Western Visayas		8,525,000		8,525,000

Western Visayas Centers for Health Development		8,525,000		8,525,000
Region VII - Central Visayas		5,167,000		5,167,000

Central Visayas Centers for Health Development		5,167,000		5,167,000
Region VIII - Eastern Visayas		15,437,000		15,437,000

Eastern Visayas Centers for Health Development		15,437,000		15,437,000
Region IX - Zamboanga Peninsula		4,754,000		4,754,000

Zamboanga Peninsula Centers for Health Development		4,754,000		4,754,000
Region X - Northern Mindanao		5,112,000		5,112,000

Northern Mindanao Centers for Health Development		5,112,000		5,112,000
Region XI - Davao		4,461,000		4,461,000

Davao Region Centers for Health Development		4,461,000		4,461,000
Region XII - SOCCSKSARGEN		3,815,000		3,815,000

SOCCSKSARGEN Centers for Health Development		3,815,000		3,815,000
Region XIII - Caraga		4,873,000		4,873,000

Caraga Centers for Health Development		4,873,000		4,873,000
Quick Response Fund		200,000,000	300,000,000	500,000,000

National Capital Region (NCR)		200,000,000	300,000,000	500,000,000

Central Office		200,000,000	300,000,000	500,000,000
Access to curative and rehabilitative health care services improved	39,133,766,000	15,605,351,000	1,648,913,000	56,388,030,000

HEALTH FACILITIES OPERATION PROGRAM	39,133,766,000	15,605,351,000	1,648,913,000	56,388,030,000

CURATIVE HEALTH CARE SUB-PROGRAM	38,410,399,000	14,947,747,000	1,648,913,000	55,007,059,000

Operations of Blood Centers and National Voluntary Blood Services Program	8,456,000	497,814,000		506,270,000

National Capital Region (NCR)	8,456,000	449,107,000		457,563,000

Central Office	8,456,000	449,107,000		457,563,000

JANUARY 3, 2022	OFFICIAL GAZETTE	975
DEPARTMENT OF HEALTH

Region I - Ilocos		3,868,000		3,868,000

Ilocos Centers for Health Development		3,868,000		3,868,000
Region II - Cagayan Valley		1,000,000		1,000,000

Cagayan Valley Centers for Health Development		1,000,000		1,000,000
Region III - Central Luzon		7,109,000		7,109,000

Central Luzon Centers for Health Development		7,109,000		7,109,000
Region V - Bicol		5,182,000		5,182,000

Bicol Centers for Health Development		5,182,000		5,182,000
Region VII - Central Visayas		9,724,000		9,724,000

Central Visayas Centers for Health Development		9,724,000		9,724,000
Region VIII - Eastern Visayas		1,866,000		1,866,000

Eastern Visayas Centers for Health Development		1,866,000		1,866,000
Region IX - Zamboanga Peninsula		5,535,000		5,535,000

Zamboanga Peninsula Centers for Health Development		5,535,000		5,535,000
Region X - Northern Mindanao		1,865,000		1,865,000

Northern Mindanao Centers for Health Development		1,865,000		1,865,000
Region XI - Davao		10,692,000		10,692,000

Davao Region Centers for Health Development		10,692,000		10,692,000
Region XII - SOCCSKSARGEN		1,866,000		1,866,000

SOCCSKSARGEN Centers for Health Development		1,866,000		1,866,000
Operations of DOH Hospitals in Metro Manila (MM)	10,315,484,000	3,425,294,000	856,824,000	14,597,602,000

National Capital Region (NCR)	10,315,484,000	3,425,294,000	856,824,000	14,597,602,000

‘Amang’ Rodriguez Medical Center	769,603,000	180,262,000	200,000,000	1,149,865,000
East Avenue Medical Center	1,285,523,000	650,367,000	656,824,000	2,592,714,000
Jose Fabella Memorial Hospital	839,766,000	275,823,000		1,115,589,000
Jose R. Reyes Memorial Medical Center	1,137,698,000	224,097,000		1,361,795,000
National Center for Geriatric Health		67,155,000		67,155,000
National Center for Mental Health	1,263,888,000	560,974,000		1,824,862,000
National Children’s Hospital	561,492,000	99,799,000		661,291,000

976	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Philippine Cancer Center		33,685,000		33,685,000
Philippine Orthopedic Center	773,073,000	263,529,000		1,036,602,000
Quirino Memorial Medical Center	981,020,000	312,569,000		1,293,589,000
Research Institute for Tropical Medicines	476,315,000	168,721,000		645,036,000
Rizal Medical Center	1,003,496,000	212,961,000		1,216,457,000
San Lazaro Hospital	686,962,000	232,342,000		919,304,000
Tondo Medical Center	536,648,000	143,010,000		679,658,000
Operations of DOH Regional Hospitals and Other Health Facilities	28,086,459,000	10,316,980,000	610,959,000	39,014,398,000

National Capital Region (NCR)	1,643,483,000	594,678,000	210,959,000	2,449,120,000

Dr. Jose N. Rodriguez Memorial Hospital	730,144,000	270,214,000		1,000,358,000
Las Piñas General Hospital and Satellite Trauma Center	358,299,000	146,606,000	27,000,000	531,905,000
San Lorenzo Ruiz General Hospital	110,499,000	54,891,000	183,959,000	349,349,000
Valenzuela Medical Center	444,541,000	122,967,000		567,508,000
Region I - Ilocos	2,301,117,000	611,361,000		2,912,478,000

Conrado F. Estrella Regional Medical and Trauma Center		22,813,000		22,813,000
Ilocos Training and Regional Medical Center	680,166,000	195,624,000		875,790,000
Mariano Marcos Memorial Hospital and Medical Center	533,712,000	193,695,000		727,407,000
Region I Medical Center	1,087,239,000	199,229,000		1,286,468,000
Cordillera Administrative Region (CAR)	1,974,532,000	474,700,000		2,449,232,000

Baguio General Hospital and Medical Center	1,442,380,000	337,423,000		1,779,803,000
Conner District Hospital	66,766,000	13,096,000		79,862,000
Far North Luzon General Hospital and Training Center	188,566,000	65,099,000		253,665,000
Luis Hora Memorial Regional Hospital	276,820,000	59,082,000		335,902,000
Region II - Cagayan Valley	2,171,005,000	697,530,000		2,868,535,000

Batanes General Hospital	92,636,000	18,545,000		111,181,000
Cagayan Valley Medical Center	981,504,000	313,137,000		1,294,641,000
Region II Trauma and Medical Center	517,453,000	144,068,000		661,521,000
Southern Isabela Medical Center	579,412,000	221,780,000		801,192,000
Region III - Central Luzon	2,977,691,000	1,053,878,000	250,000,000	4,281,569,000

JANUARY 3, 2022	OFFICIAL GAZETTE	977
DEPARTMENT OF HEALTH

Bataan General Hospital and Medical Center	693,440,000	211,688,000	100,000,000	1,005,128,000
Dr. Paulino J. Garcia Memorial Research and Medical Center	867,774,000	246,728,000		1,114,502,000
Jose B. Lingad Memorial General Hospital	1,034,874,000	361,726,000	150,000,000	1,546,600,000
Mariveles Mental Hospital	229,027,000	171,740,000		400,767,000
Talavera General Hospital	152,576,000	61,996,000		214,572,000
Region IVA - CALABARZON	1,093,357,000	375,021,000		1,468,378,000

Batangas Medical Center	1,093,357,000	241,091,000		1,334,448,000
Maria L. Eleazar General Hospital		66,674,000		66,674,000
Southern Tagalog Regional Hospital		67,256,000		67,256,000
Region IVB - MIMAROPA	373,166,000	138,498,000		511,664,000

Culion Sanitarium and General Hospital	149,581,000	52,692,000		202,273,000
Ospital ng Palawan	223,585,000	85,806,000		309,391,000
Region V - Bicol	1,669,037,000	720,923,000		2,389,960,000

Bicol Medical Center	902,538,000	351,266,000		1,253,804,000
Bicol Region General Hospital and Geriatric Medical Center	216,245,000	135,091,000		351,336,000
Bicol Regional Training & Teaching Hospital	550,254,000	234,566,000		784,820,000
Region VI - Western Visayas	1,716,628,000	616,587,000		2,333,215,000

Corazon Locsin-Montelibano Memorial Regional Hospital	750,311,000	254,398,000		1,004,709,000
Don Jose S. Monfort Medical Center Extension Hospital	87,126,000	42,610,000		129,736,000
Western Visayas Medical Center	776,269,000	258,138,000		1,034,407,000
Western Visayas Sanitarium	102,922,000	61,441,000		164,363,000
Region VII - Central Visayas	2,852,573,000	1,253,179,000		4,105,752,000

Cebu South Medical Center	435,235,000	69,998,000		505,233,000
Don Emilio del Valle Memorial Hospital	95,298,000	94,040,000		189,338,000
Eversley Childs Sanitarium and General Hospital	101,090,000	84,839,000		185,929,000
Governor Celestino Gallares Memorial Hospital	542,860,000	244,362,000		787,222,000
St. Anthony Mother and Child Hospital	158,398,000	38,235,000		196,633,000
Vicente Sotto, Sr. Memorial Medical Center	1,519,692,000	721,705,000		2,241,397,000
Region VIII - Eastern Visayas	925,509,000	363,019,000		1,288,528,000

978	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Eastern Visayas Medical Center	854,818,000	324,946,000		1,179,764,000
Governor Benjamin T. Romualdez General
Hospital and Schistosomiasis Center	70,691,000	38,073,000		108,764,000
Region IX - Zamboanga Peninsula	1,840,918,000	604,174,000		2,445,092,000

Basilan General Hospital	156,971,000	43,160,000		200,131,000
Dr. Jose Rizal Memorial Hospital	215,384,000	59,371,000		274,755,000
Labuan Public Hospital	54,336,000	29,679,000		84,015,000
Margosatubig Regional Hospital	422,275,000	70,624,000		492,899,000
Mindanao Central Sanitarium	81,045,000	106,543,000		187,588,000
Sulu Sanitarium	73,328,000	31,551,000		104,879,000
Zamboanga City Medical Center	837,579,000	263,246,000		1,100,825,000
Region X - Northern Mindanao	2,082,984,000	764,511,000		2,847,495,000

Amai Pakpak Medical Center	604,141,000	202,551,000		806,692,000
Camiguin General Hospital		97,216,000		97,216,000
First Misamis Oriental General Hospital		37,377,000		37,377,000
Mayor Hilarion Ramiro, Sr. Regional Training and Teaching Hospital	417,321,000	169,517,000		586,838,000
Northern Mindanao Medical Center	1,061,522,000	257,850,000		1,319,372,000
Region XI - Davao	3,210,702,000	1,418,097,000	150,000,000	4,778,799,000

Davao Occidental General Hospital		22,813,000	150,000,000	172,813,000
Davao Regional Medical Center	826,523,000	344,416,000		1,170,939,000
Southern Philippines Medical Center	2,384,179,000	1,050,868,000		3,435,047,000
Region XII - SOCCSKSARGEN	722,263,000	388,747,000		1,111,010,000

Cotabato Regional and Medical Center	658,887,000	250,726,000		909,613,000
Cotabato Sanitarium	63,376,000	67,726,000		131,102,000
SOCCSKSARGEN General Hospital		70,295,000		70,295,000
Region XIII - Caraga	531,494,000	242,077,000		773,571,000

Adela Serra Ty Memorial Medical Center	286,248,000	107,869,000		394,117,000
Caraga Regional Hospital	245,246,000	108,216,000		353,462,000
Siargao Island Medical Center		25,992,000		25,992,000

JANUARY 3, 2022	OFFICIAL GAZETTE	979
DEPARTMENT OF HEALTH

Operations of National and Sub-National Reference Laboratories		707,659,000	181,130,000	888,789,000

National Capital Region (NCR)		691,279,000	181,130,000	872,409,000

Central Office		25,212,000		25,212,000
East Avenue Medical Center		70,352,000		70,352,000
Research Institute for Tropical Medicines		548,947,000	181,130,000	730,077,000
San Lazaro Hospital		43,492,000		43,492,000
San Lazaro Hospital SNL		3,276,000		3,276,000
Cordillera Administrative Region (CAR)		3,276,000		3,276,000

Baguio General Hospital and Medical Center SNL		3,276,000		3,276,000
Region V - Bicol		3,276,000		3,276,000

Bicol South Luzon SNL		3,276,000		3,276,000
Region VI - Western Visayas		3,276,000		3,276,000

Western Visayas Medical Center SNL		3,276,000		3,276,000
Region VII - Central Visayas		3,276,000		3,276,000

Vicente Sotto, Sr. Memorial Medical Center SNL		3,276,000		3,276,000
Region XI - Davao		3,276,000		3,276,000

Southern Philippines Medical Center SNL		3,276,000		3,276,000
REHABILITATIVE HEALTH CARE SUB-PROGRAM	723,367,000	657,604,000		1,380,971,000

Operation of Dangerous Drug Abuse Treatment and Rehabilitation Centers	723,367,000	657,604,000		1,380,971,000

National Capital Region (NCR)	134,482,000	177,602,000		312,084,000

Central Office	35,615,000	77,047,000		112,662,000
Bicutan Rehabilitation Center	98,867,000	94,156,000		193,023,000
Las Piñas Drug Abuse Treatment and Rehabilitation Center		6,399,000		6,399,000
Region I - Ilocos	68,503,000	42,950,000		111,453,000

Dagupan Rehabilitation Center	68,503,000	29,907,000		98,410,000
San Fernando, La Union Treatment and Rehabilitation Center		13,043,000		13,043,000
Cordillera Administrative Region (CAR)		4,428,000		4,428,000
Bauko, Mountain Province Treatment and Rehabilitation Center		4,428,000		4,428,000

980	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region II - Cagayan Valley	37,828,000	24,632,000	62,460,000

Isabela Rehabilitation Center	37,828,000	24,632,000	62,460,000
Region III - Central Luzon	41,904,000	99,879,000	141,783,000

Central Luzon Centers for Health Development		73,764,000	73,764,000
Bataan Rehabilitation Center	41,904,000	26,115,000	68,019,000
Region IVA - CALABARZON	76,202,000	32,433,000	108,635,000

Tagaytay Rehabilitation Center	76,202,000	32,433,000	108,635,000
Region V - Bicol	89,032,000	54,101,000	143,133,000

Camarines Sur Rehabilitation Center	46,521,000	27,601,000	74,122,000
Malinao, Albay Rehabilitation Center	42,511,000	26,500,000	69,011,000
Region VI - Western Visayas	42,502,000	25,147,000	67,649,000

Pototan, Iloilo Rehabilitation Center	42,502,000	25,147,000	67,649,000
Region VII - Central Visayas	86,310,000	57,177,000	143,487,000

Argao, Cebu Rehabilitation Center	50,946,000	33,845,000	84,791,000
Cebu City Rehabilitation Center	35,364,000	23,332,000	58,696,000
Region VIII - Eastern Visayas	49,419,000	23,738,000	73,157,000

Dulag, Leyte Rehabilitation Center	49,419,000	23,738,000	73,157,000
Region IX - Zamboanga Peninsula		8,409,000	8,409,000

Zamboanga City Treatment and Rehabilitation Center		8,409,000	8,409,000
Region X - Northern Mindanao	51,862,000	42,934,000	94,796,000

Cagayan de Oro Rehabilitation Center	51,862,000	25,353,000	77,215,000
Malaybalay, Bukidnon Treatment and Rehabilitation Center		17,581,000	17,581,000
Region XI - Davao		13,041,000	13,041,000

Malagos, Davao Treament and Rehabilitation Center		13,041,000	13,041,000
Region XII - SOCCSKSARGEN		13,042,000	13,042,000

SOCCSKSARGEN Drug Abuse Treatment and Rehabilitation Center		13,042,000	13,042,000
Region XIII - Caraga	45,323,000	38,091,000	83,414,000

Caraga Rehabilitation Center	45,323,000	21,024,000	66,347,000
San Francisco, Agusan Del Sur Treatment and Rehabilitation Center		17,067,000	17,067,000

JANUARY 3, 2022	OFFICIAL GAZETTE	981
DEPARTMENT OF HEALTH

Access to safe and quality health commodities, devices and facilities ensured	833,021,000	165,799,000	4,700,000	1,003,520,000

HEALTH REGULATORY PROGRAM	833,021,000	165,799,000	4,700,000	1,003,520,000

HEALTH FACILITIES AND SERVICES REGULATION SUB-PROGRAM	240,949,000	112,722,000	4,700,000	358,371,000

Regulation of Health Facilities and Services	47,077,000	29,892,000	4,700,000	81,669,000

National Capital Region (NCR)	47,077,000	29,892,000	4,700,000	81,669,000

Central Office	47,077,000	29,892,000	4,700,000	81,669,000
Regulation of Regional Health Facilities and Services	193,872,000	82,830,000		276,702,000

National Capital Region (NCR)	13,118,000	5,029,000		18,147,000

Metro Manila Centers for Health Development	13,118,000	5,029,000		18,147,000
Region I - Ilocos	12,603,000	6,992,000		19,595,000

Ilocos Centers for Health Development	12,603,000	6,992,000		19,595,000
Cordillera Administrative Region (CAR)	10,779,000	3,624,000		14,403,000

Cordillera Centers for Health Development	10,779,000	3,624,000		14,403,000
Region II - Cagayan Valley	11,261,000	5,552,000		16,813,000

Cagayan Valley Centers for Health Development	11,261,000	5,552,000		16,813,000
Region III - Central Luzon	14,037,000	7,309,000		21,346,000

Central Luzon Centers for Health Development	14,037,000	7,309,000		21,346,000
Region IVA - CALABARZON	13,865,000	4,760,000		18,625,000

CALABARZON Centers for Health Development	13,865,000	4,760,000		18,625,000
Region IVB - MIMAROPA	13,461,000	4,217,000		17,678,000

MIMAROPA Centers for Health Development	13,461,000	4,217,000		17,678,000
Region V - Bicol	10,846,000	5,042,000		15,888,000

Bicol Centers for Health Development	10,846,000	5,042,000		15,888,000
Region VI - Western Visayas	12,919,000	4,803,000		17,722,000

Western Visayas Centers for Health Development	12,919,000	4,803,000		17,722,000
Region VII - Central Visayas	12,027,000	3,802,000		15,829,000

Central Visayas Centers for Health Development	12,027,000	3,802,000		15,829,000
Region VIII - Eastern Visayas	11,250,000	3,276,000		14,526,000

Eastern Visayas Centers for Health Development	11,250,000	3,276,000		14,526,000

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Region IX - Zamboanga Peninsula	11,979,000	4,481,000	16,460,000

Zamboanga Peninsula Centers for Health Development	11,979,000	4,481,000	16,460,000
Region X - Northern Mindanao	12,251,000	7,402,000	19,653,000

Northern Mindanao Centers for Health Development	12,251,000	7,402,000	19,653,000
Region XI - Davao	12,034,000	5,827,000	17,861,000

Davao Region Centers for Health Development	12,034,000	5,827,000	17,861,000
Region XII - SOCCSKSARGEN	11,714,000	4,514,000	16,228,000

SOCCSKSARGEN Centers for Health Development	11,714,000	4,514,000	16,228,000
Region XIII - Caraga	9,728,000	6,200,000	15,928,000

Caraga Centers for Health Development	9,728,000	6,200,000	15,928,000
CONSUMER HEALTH AND WELFARE SUB-PROGRAM	417,788,000		417,788,000

Regulation of Health Establishments and Products	417,788,000		417,788,000

National Capital Region (NCR)	417,788,000		417,788,000

Food and Drug Administration	417,788,000		417,788,000
ROUTINE QUARANTINE SERVICES SUB-PROGRAM	174,284,000	20,000,000	194,284,000

Provision of Quarantine Services and International Health Surveillance	174,284,000	20,000,000	194,284,000

National Capital Region (NCR)	174,284,000	20,000,000	194,284,000

Bureau of Quarantine	174,284,000	20,000,000	194,284,000
HEALTH TECHNOLOGY ASSESSMENT SUB-PROGRAM		33,077,000	33,077,000

Health Technology Assessment		33,077,000	33,077,000

National Capital Region (NCR)		33,077,000	33,077,000

Central Office		33,077,000	33,077,000
Access to social health protection assured		21,890,229,000	21,890,229,000

SOCIAL HEALTH PROTECTION PROGRAM		21,890,229,000	21,890,229,000

Assistance to Indigent Patients either Confined or Out-Patient in Government Hospitals/Specialty Hospitals/LGU Hospitals/Philippine General Hospital/West Visayas State University Hospital		21,361,029,000	21,361,029,000

National Capital Region (NCR)		21,361,029,000	21,361,029,000

Central Office		21,361,029,000	21,361,029,000

JANUARY 3, 2022	OFFICIAL GAZETTE	983
DEPARTMENT OF HEALTH

Cancer Assistance Fund				529,200,000				529,200,000

National Capital Region (NCR)				529,200,000				529,200,000

Central Office				529,200,000				529,200,000

Sub-total, Operations		61,661,757,000		83,358,438,000		25,853,404,000		170,873,599,000

TOTAL NEW APPROPRIATIONS	₱	70,805,855,000	₱	85,611,657,000	₱	26,956,647,000	₱	183,374,159,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	30,860,661

Total Permanent Positions	30,860,661

Other Compensation Common to All
Personnel Economic Relief Allowance	1,564,956
Representation Allowance	33,265
Transportation Allowance	30,721
Clothing and Uniform Allowance	399,402
Honoraria	4,462
Mid-Year Bonus - Civilian	2,571,717
Year End Bonus	2,571,717
Cash Gift	332,835
Productivity Enhancement Incentive	332,835
Step Increment	77,155

Total Other Compensation Common to All	7,919,065

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	4,536,737
Night Shift Differential Pay	90,652
Lump-sum for filling of Positions - Civilian	5,374,197
Other Personnel Benefits	4,582,000

Total Other Compensation for Specific Groups	14,583,586

Other Benefits
PAG-IBIG Contributions	79,878
PhilHealth Contributions	514,340
Employees Compensation Insurance Premiums	79,878
Terminal Leave	388,726

Total Other Benefits	1,062,822

Non-Permanent Positions	16,379,721

984	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Personnel Services	70,805,855

Maintenance and Other Operating Expenses
Travelling Expenses	380,456
Training and Scholarship Expenses	1,059,859
Supplies and Materials Expenses	43,076,728
Utility Expenses	1,177,885
Communication Expenses	186,836
Awards/Rewards and Prizes	7,242
Survey, Research, Exploration and Development Expenses	44,790
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	10,129
Professional Services	10,975,993
General Services	916,350
Repairs and Maintenance	215,473
Financial Assistance/Subsidy	23,242,625
Taxes, Insurance Premiums and Other Fees	276,622
Labor and Wages	33,598
Other Maintenance and Operating Expenses
Advertising Expenses	411,890
Printing and Publication Expenses	77,997
Representation Expenses	156,963
Transportation and Delivery Expenses	1,413,161
Rent/Lease Expenses	410,081
Membership Dues and Contributions to Organizations	394
Subscription Expenses	29,049
Other Maintenance and Operating Expenses	1,507,536

Total Maintenance and Other Operating Expenses	85,611,657

Total Current Operating Expenditures	156,417,512

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,934,466
Machinery and Equipment Outlay	9,695,197
Transportation Equipment Outlay	1,288,200
Furniture, Fixtures and Books Outlay	38,784

Total Capital Outlays	26,956,647

TOTAL NEW APPROPRIATIONS	183,374,159

B. NATIONAL NUTRITION COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	478,079,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	985
DEPARTMENT OF HEALTH

PROGRAMS
General Administration and Support	₱	23,731,000	₱	11,530,000	₱		₱	35,261,000
Operations		54,134,000		383,900,000		4,784,000		442,818,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		54,134,000		383,900,000		4,784,000		442,818,000

TOTAL NEW APPROPRIATIONS	₱	77,865,000	₱	395,430,000	₱	4,784,000	₱	478,079,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,731,000	₱	10,197,000	₱		₱	33,928,000
Human Resource Development				1,333,000				1,333,000

Sub-total, General Administration and Support		23,731,000		11,530,000				35,261,000

Operations
Improved access to quality nutrition and nutrition-sensitive services		54,134,000		383,900,000		4,784,000		442,818,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		54,134,000		383,900,000		4,784,000		442,818,000

Nutrition policy, standards, plan and program development and coordination		4,823,000		584,000				5,407,000
Philippine food and nutrition surveillance		7,244,000		15,220,000		4,784,000		27,248,000
Promotion of good nutrition		5,244,000		80,842,000				86,086,000
Assistance to national, local nutrition and related programs		36,823,000		287,254,000				324,077,000

Sub-total, Operations		54,134,000		383,900,000		4,784,000		442,818,000

TOTAL NEW APPROPRIATIONS	₱	77,865,000	₱	395,430,000	₱	4,784,000	₱	478,079,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

986	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	51,807

Total Permanent Positions	51,807

Other Compensation Common to All
Personnel Economic Relief Allowance	2,160
Representation Allowance	1,188
Transportation Allowance	1,188
Clothing and Uniform Allowance	540
Mid-Year Bonus - Civilian	4,317
Year End Bonus	4,317
Cash Gift	450
Productivity Enhancement Incentive	450
Step Increment	128

Total Other Compensation Common to All	14,738

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	10,285

Total Other Compensation for Specific Groups	10,285

Other Benefits
PAG-IBIG Contributions	108
PhilHealth Contributions	769
Employees Compensation Insurance Premiums	108
Loyalty Award - Civilian	50

Total Other Benefits	1,035

Total Personnel Services	77,865

Maintenance and Other Operating Expenses
Travelling Expenses	52,708
Training and Scholarship Expenses	13,333
Supplies and Materials Expenses	131,794
Utility Expenses	2,021
Communication Expenses	9,240
Awards/Rewards and Prizes	10,555
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	72,591
General Services	3,754
Repairs and Maintenance	2,199
Taxes, Insurance Premiums and Other Fees	743
Other Maintenance and Operating Expenses
Advertising Expenses	40,552
Printing and Publication Expenses	14,910

JANUARY 3, 2022	OFFICIAL GAZETTE	987
DEPARTMENT OF HEALTH

Representation Expenses	26,061
Transportation and Delivery Expenses	400
Rent/Lease Expenses	6,440
Subscription Expenses	2,430
Other Maintenance and Operating Expenses	5,563

Total Maintenance and Other Operating Expenses	395,430

Total Current Operating Expenditures	473,295

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,784

Total Capital Outlays	4,784

TOTAL NEW APPROPRIATIONS	478,079

C. PHILIPPINE NATIONAL AIDS COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	34,992,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	26,029,000	₱	4,646,000		₱	30,675,000
Operations		2,767,000		1,550,000			4,317,000

NATIONAL HIV AND AIDS MANAGEMENT PROGRAM		2,767,000		1,550,000			4,317,000

TOTAL NEW APPROPRIATIONS	₱	28,796,000	₱	6,196,000		₱	34,992,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

988	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

General Management and Supervision	₱	26,029,000	₱	4,646,000	₱	30,675,000

Sub-total, General Administration and Support		26,029,000		4,646,000		30,675,000

Operations
Enhanced access to HIV and AIDS preventive, curative health care services, rehabilitative and restorative care		2,767,000		1,550,000		4,317,000

NATIONAL HIV AND AIDS MANAGEMENT PROGRAM		2,767,000		1,550,000		4,317,000

HIV and AIDS Policy and Standards Development		2,038,000		750,000		2,788,000
Technical and Administrative Support to PNAC		729,000		800,000		1,529,000

Sub-total, Operations		2,767,000		1,550,000		4,317,000

TOTAL NEW APPROPRIATIONS	₱	28,796,000	₱	6,196,000	₱	34,992,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,878

Total Permanent Positions	3,878

Other Compensation Common to All
Personnel Economic Relief Allowance	96
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	24
Mid-Year Bonus - Civilian	323
Year End Bonus	323
Cash Gift	20
Productivity Enhancement Incentive	20
Step Increment	9

Total Other Compensation Common to All	1,019

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,492
Lump-sum for filling of Positions - Civilian	21,350

Total Other Compensation for Specific Groups	23,842

JANUARY 3, 2022	OFFICIAL GAZETTE	989
DEPARTMENT OF HEALTH

Other Benefits
PAG-IBIG Contributions	4
PhilHealth Contributions	49
Employees Compensation Insurance Premiums	4

Total Other Benefits	57

Total Personnel Services	28,796

Maintenance and Other Operating Expenses
Travelling Expenses	90
Supplies and Materials Expenses	250
Utility Expenses	300
Communication Expenses	254
Professional Services	2,500
Repairs and Maintenance	100
Other Maintenance and Operating Expenses
Rent/Lease Expenses	2,580
Subscription Expenses	7
Other Maintenance and Operating Expenses	115

Total Maintenance and Other Operating Expenses	6,196

Total Current Operating Expenditures	34,992

TOTAL NEW APPROPRIATIONS	34,992

990	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

DEPARTMENT OF HEALTH

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	70,805,855,000	₱	85,611,657,000	₱	26,956,647,000	₱	183,374,159,000
B. NATIONAL NUTRITION COUNCIL		77,865,000		395,430,000		4,784,000		478,079,000
C. PHILIPPINE NATIONAL AIDS COUNCIL		28,796,000		6,196,000				34,992,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HEALTH	₱	70,912,516,000	₱	86,013,283,000	₱	26,961,431,000	₱	183,887,230,000

JANUARY 3, 2022	OFFICIAL GAZETTE	991
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations as indicated hereunder	₱	663,115,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	137,491,000	₱	50,128,000		₱	187,619,000
Support to Operations		35,666,000		10,175,000			45,841,000
Operations		192,223,000		237,432,000			429,655,000

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM		27,963,000		111,186,000			139,149,000
HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM		44,183,000		105,096,000			149,279,000
ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM		47,527,000		9,556,000			57,083,000
HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM		72,550,000		11,594,000			84,144,000

TOTAL NEW APPROPRIATIONS	₱	365,380,000	₱	297,735,000		₱	663,115,000

Special Provision(s)

1. Resettlement Governance. The amount of Thirty Seven Million Two Hundred Eighty Nine Thousand Pesos (P37,289,000) appropriated herein for capacitating LGUs for Resettlement Governance shall be used by the Department of Human Settlements and Urban Development (DHSUD) to:

a) Formalise service level standards for basic services that are mandated in the Urban Development and Housing Act. It shall produce a provisional inventory of service gaps in as many resettlement sites as possible based on these standards and based on reports previously submitted;

b) Issue guidelines, develop templates for National Government-Local Government Unit (NG-LGU) collaboration and implement capacity building programs for the eventual transfer or concessioning of these resettlement sites or community facilities to the relevant LGUs;

c) Develop guidelines and modalities for an integrated low-cost temporary urban rental subsidy program for displaced and marginalized informal settler families and urban dwellers; d) Develop appropriate policies to expand railroad project relocation sites to include land to be allotted for socialized housing;

e) Develop appropriate policies to enable implementation of the provisions of the Philippine Fisheries Code on fisherfolk settlements; and

f) Coordinate with the Home Development Mutual Fund (HDMF) to support the organization of Pag-IBIG fund members and informal settlers who are Pag-IBIG fund members affected by the infrastructure projects of the Department of Public Works and Highways (DPWH) and the Department of Transportation (DOTr) as they collectively transact with landowners, designers and property developers.

2. Land Use and Zoning Guidelines for Socialized and Low-Cost Housing in the Vicinity of Train Stations. The DHSUD, in consultation with the National Economic and Development Authority, DOTr and LGUs in Regions III, IV-A and V, shall develop land use and zoning guidelines to expand the scope for socialized and low-cost housing in the vicinity or in the approach to train stations. It shall also propose public investments, in addition to the roads already included in the DOTr-DPWH Convergence Programs, such as open spaces, drainage and essential facilities around these new urban developments, which will be financed under a framework of NG-LGU cost sharing starting FY 2022.

3. Continuation of Inter-Agency Tasks for Bangon Marawi. Notwithstanding Administrative Order (A.O.) No. 3 issued in 2017 creating Task Force Bangon Marawi (TFBM), which also specifies June 2022 as the terminal date for TFBM, the DHSUD, unless otherwise instructed via a successor issuance to A.O. No. 3, shall continue to coordinate with relevant agencies, concerned LGUs and civil society stakeholders in the conduct of Bangon Marawi related monitoring, programming and implementing projects and activities; and shall continue to receive and compile all manner of reports about inadequate provisions and service level gaps for all displaced

992	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

persons, both in temporary shelters and those residing in homes of relatives, and to provide quarterly reports simultaneously submitted to Congress and posted on its website about inadequate service level gaps as they are addressed.

4. Compliance on the Balanced Housing Development Program. The DHSUD, within the first quarter of 2022, shall submit to Congress and publish on its website, its report on the review and accounting of all balanced housing projects, as well as projects implemented through alternative compliance modes that have been completed or are still on-going from 2016-2021 as per R.A. No. 10884 (Balanced Housing Development Program Amendments).

The DHSUD shall coordinate with the Commission on Audit for the conduct of a special audit on the compliance with rules issued by the defunct Housing and Land Use Regulatory Board and by DHSUD pursuant to R.A. No. 10884, particularly on the use of the escrow accounts from the time it was established by the private developers.

5. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	134,301,000	₱	50,128,000		₱	184,429,000

National Capital Region (NCR)		77,057,000		30,886,000			107,943,000

Central Office		69,830,000		29,301,000			99,131,000
Regional Office - NCR		7,227,000		1,585,000			8,812,000
Region I - Ilocos		2,909,000		1,277,000			4,186,000

Regional Office - I		2,909,000		1,277,000			4,186,000
Cordillera Administrative Region (CAR)		6,763,000		1,243,000			8,006,000

Regional Office - CAR		6,763,000		1,243,000			8,006,000
Region II - Cagayan Valley		4,294,000		1,287,000			5,581,000

Regional Office - II		4,294,000		1,287,000			5,581,000
Region III - Central Luzon		4,346,000		1,325,000			5,671,000

Regional Office - III		4,346,000		1,325,000			5,671,000
Region IVA - CALABARZON		10,098,000		1,622,000			11,720,000

Regional Office - IVA		10,098,000		1,622,000			11,720,000
Region IVB - MIMAROPA		6,768,000		907,000			7,675,000

Regional Office - IVB		6,768,000		907,000			7,675,000
Region V - Bicol		6,293,000		898,000			7,191,000

Regional Office - V		6,293,000		898,000			7,191,000

JANUARY 3, 2022	OFFICIAL GAZETTE	993
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region VI - Western Visayas	1,949,000	907,000	2,856,000

Regional Office - VI	1,949,000	907,000	2,856,000
Region VII - Central Visayas	4,198,000	1,941,000	6,139,000

Regional Office - VII	4,198,000	1,941,000	6,139,000
Region VIII - Eastern Visayas	592,000	1,077,000	1,669,000

Regional Office - VIII	592,000	1,077,000	1,669,000
Region IX - Zamboanga Peninsula	474,000	1,097,000	1,571,000

Regional Office - IX	474,000	1,097,000	1,571,000
Region X - Northern Mindanao	2,084,000	1,375,000	3,459,000

Regional Office - X	2,084,000	1,375,000	3,459,000
Region XI - Davao	3,666,000	1,906,000	5,572,000

Regional Office - XI	3,666,000	1,906,000	5,572,000
Region XII - SOCCSKSARGEN	2,810,000	1,103,000	3,913,000

Regional Office - XII	2,810,000	1,103,000	3,913,000
Region XIII - Caraga		1,277,000	1,277,000

Regional Office - XIII		1,277,000	1,277,000
Administration of Personnel Benefits	3,190,000		3,190,000

National Capital Region (NCR)	3,190,000		3,190,000

Central Office	3,190,000		3,190,000

Sub-total, General Administration and Support	137,491,000	50,128,000	187,619,000

Support to Operations
Technical support to management on program conceptualization and development, coordination and monitoring	35,666,000	10,175,000	45,841,000

National Capital Region (NCR)	35,666,000	10,175,000	45,841,000

Central Office	35,666,000	10,175,000	45,841,000

Sub-total, Support to Operations	35,666,000	10,175,000	45,841,000

Operations
Adequate and affordable housing provided and communities orderly developed	192,223,000	237,432,000	429,655,000

994	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM	27,963,000	111,186,000	139,149,000

Policy Formulation and Monitoring of Housing Agencies and Stakeholders	5,525,000	23,637,000	29,162,000

National Capital Region (NCR)	5,525,000	23,637,000	29,162,000

Central Office	5,525,000	23,637,000	29,162,000
Subdivision Survey of Proclaimed Lands for Socialized Housing		16,647,000	16,647,000

National Capital Region (NCR)		8,073,000	8,073,000

Central Office		7,198,000	7,198,000
Regional Office - NCR		875,000	875,000
Region I - Ilocos		500,000	500,000

Regional Office - I		500,000	500,000
Cordillera Administrative Region (CAR)		500,000	500,000

Regional Office - CAR		500,000	500,000
Region II - Cagayan Valley		500,000	500,000

Regional Office - II		500,000	500,000
Region III - Central Luzon		750,000	750,000

Regional Office - III		750,000	750,000
Region IVA - CALABARZON		828,000	828,000

Regional Office - IVA		828,000	828,000
Region IVB - MIMAROPA		567,000	567,000

Regional Office - IVB		567,000	567,000
Region V - Bicol		427,000	427,000

Regional Office - V		427,000	427,000
Region VI - Western Visayas		520,000	520,000

Regional Office - VI		520,000	520,000
Region VII - Central Visayas		822,000	822,000

Regional Office - VII		822,000	822,000
Region VIII - Eastern Visayas		351,000	351,000

Regional Office - VIII		351,000	351,000

JANUARY 3, 2022	OFFICIAL GAZETTE	995
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region IX - Zamboanga Peninsula		417,000	417,000

Regional Office - IX		417,000	417,000
Region X - Northern Mindanao		652,000	652,000

Regional Office - X		652,000	652,000
Region XI - Davao		712,000	712,000

Regional Office - XI		712,000	712,000
Region XII - SOCCSKSARGEN		437,000	437,000

Regional Office - XII		437,000	437,000
Region XIII - Caraga		591,000	591,000

Regional Office - XIII		591,000	591,000
Technical Advisory Services for LGUs in Shelter Planning	22,438,000	23,470,000	45,908,000

National Capital Region (NCR)	1,039,000	4,690,000	5,729,000

Central Office		3,218,000	3,218,000
Regional Office - NCR	1,039,000	1,472,000	2,511,000
Region I - Ilocos	1,580,000	972,000	2,552,000

Regional Office - I	1,580,000	972,000	2,552,000
Cordillera Administrative Region (CAR)	1,960,000	1,122,000	3,082,000

Regional Office - CAR	1,960,000	1,122,000	3,082,000
Region II - Cagayan Valley		972,000	972,000

Regional Office - II		972,000	972,000
Region III - Central Luzon	541,000	1,272,000	1,813,000

Regional Office - III	541,000	1,272,000	1,813,000
Region IVA - CALABARZON	1,149,000	1,822,000	2,971,000

Regional Office - IVA	1,149,000	1,822,000	2,971,000
Region IVB - MIMAROPA	2,718,000	1,272,000	3,990,000

Regional Office - IVB	2,718,000	1,272,000	3,990,000
Region V - Bicol	1,998,000	1,172,000	3,170,000

Regional Office - V	1,998,000	1,172,000	3,170,000
Region VI - Western Visayas	2,470,000	1,272,000	3,742,000

996	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office - VI	2,470,000	1,272,000	3,742,000
Region VII - Central Visayas	1,685,000	1,472,000	3,157,000

Regional Office - VII	1,685,000	1,472,000	3,157,000
Region VIII - Eastern Visayas	737,000	1,372,000	2,109,000

Regional Office - VIII	737,000	1,372,000	2,109,000
Region IX - Zamboanga Peninsula		972,000	972,000

Regional Office - IX		972,000	972,000
Region X - Northern Mindanao	2,648,000	1,322,000	3,970,000

Regional Office - X	2,648,000	1,322,000	3,970,000
Region XI - Davao	2,764,000	1,522,000	4,286,000

Regional Office - XI	2,764,000	1,522,000	4,286,000
Region XII - SOCCSKSARGEN	714,000	1,122,000	1,836,000

Regional Office - XII	714,000	1,122,000	1,836,000
Region XIII - Caraga	435,000	1,122,000	1,557,000

Regional Office - XIII	435,000	1,122,000	1,557,000
National Drive Against Professional Squatters and Squatting Syndicates		8,369,000	8,369,000

National Capital Region (NCR)		8,369,000	8,369,000

Central Office		8,369,000	8,369,000
Formulation/Updating of Standards, Guidelines, Rules and Regulations on Land Use Planning, Zoning/Other Development Control, Housing and Real Estate Development Projects and Homeowners Associations (HOAs)		1,774,000	1,774,000

National Capital Region (NCR)		1,774,000	1,774,000

Central Office		1,774,000	1,774,000
Capacitating LGUs for Resettlement Governance		37,289,000	37,289,000

National Capital Region (NCR)		37,289,000	37,289,000

Central Office		37,289,000	37,289,000
HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM	44,183,000	105,096,000	149,279,000

Monitoring of subdivision and condominium projects issued permits and licenses and homeowners associations issued registration certificates	44,183,000	55,096,000	99,279,000

JANUARY 3, 2022	OFFICIAL GAZETTE	997
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

National Capital Region (NCR)	7,618,000	21,103,000	28,721,000

Central Office	4,436,000	8,839,000	13,275,000
Regional Office - NCR	3,182,000	12,264,000	15,446,000
Region I - Ilocos	2,545,000	1,211,000	3,756,000

Regional Office - I	2,545,000	1,211,000	3,756,000
Cordillera Administrative Region (CAR)	3,714,000	1,249,000	4,963,000

Regional Office - CAR	3,714,000	1,249,000	4,963,000
Region II - Cagayan Valley	585,000	1,155,000	1,740,000

Regional Office - II	585,000	1,155,000	1,740,000
Region III - Central Luzon	6,105,000	4,736,000	10,841,000

Regional Office - III	6,105,000	4,736,000	10,841,000
Region IVA - CALABARZON	2,112,000	5,717,000	7,829,000

Regional Office - IVA	2,112,000	5,717,000	7,829,000
Region IVB - MIMAROPA	1,504,000	2,581,000	4,085,000

Regional Office - IVB	1,504,000	2,581,000	4,085,000
Region V - Bicol	1,480,000	2,352,000	3,832,000

Regional Office - V	1,480,000	2,352,000	3,832,000
Region VI - Western Visayas	2,782,000	2,252,000	5,034,000

Regional Office - VI	2,782,000	2,252,000	5,034,000
Region VII - Central Visayas	3,886,000	2,808,000	6,694,000

Regional Office - VII	3,886,000	2,808,000	6,694,000
Region VIII - Eastern Visayas		1,354,000	1,354,000

Regional Office - VIII		1,354,000	1,354,000
Region IX - Zamboanga Peninsula	1,194,000	1,082,000	2,276,000

Regional Office - IX	1,194,000	1,082,000	2,276,000
Region X - Northern Mindanao	4,852,000	1,607,000	6,459,000

Regional Office - X	4,852,000	1,607,000	6,459,000
Region XI - Davao	5,220,000	3,146,000	8,366,000

Regional Office - XI	5,220,000	3,146,000	8,366,000

998	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XII - SOCCSKSARGEN	586,000	1,561,000	2,147,000

Regional Office - XII	586,000	1,561,000	2,147,000
Region XIII - Caraga		1,182,000	1,182,000

Regional Office - XIII		1,182,000	1,182,000
Rental Subsidy Program		50,000,000	50,000,000

National Capital Region (NCR)		50,000,000	50,000,000

Central Office		50,000,000	50,000,000
ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM	47,527,000	9,556,000	57,083,000

Provision of Technical Assistance to LGUs in the Preparation/Updating of Comprehensive Land Use Plans and Zoning Ordinances	47,527,000	9,556,000	57,083,000

National Capital Region (NCR)	18,610,000	5,935,000	24,545,000

Central Office	17,244,000	5,778,000	23,022,000
Regional Office - NCR	1,366,000	157,000	1,523,000
Region I - Ilocos	1,219,000	132,000	1,351,000

Regional Office - I	1,219,000	132,000	1,351,000
Cordillera Administrative Region (CAR)	2,924,000	152,000	3,076,000

Regional Office - CAR	2,924,000	152,000	3,076,000
Region II - Cagayan Valley		120,000	120,000

Regional Office - II		120,000	120,000
Region III - Central Luzon	2,118,000	248,000	2,366,000

Regional Office - III	2,118,000	248,000	2,366,000
Region IVA - CALABARZON	4,495,000	603,000	5,098,000

Regional Office - IVA	4,495,000	603,000	5,098,000
Region IVB - MIMAROPA	2,636,000	190,000	2,826,000

Regional Office - IVB	2,636,000	190,000	2,826,000
Region V - Bicol	1,883,000	286,000	2,169,000

Regional Office - V	1,883,000	286,000	2,169,000
Region VI - Western Visayas	1,810,000	407,000	2,217,000

Regional Office - VI	1,810,000	407,000	2,217,000

JANUARY 3, 2022	OFFICIAL GAZETTE	999
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region VII - Central Visayas	1,910,000	235,000	2,145,000

Regional Office - VII	1,910,000	235,000	2,145,000
Region VIII - Eastern Visayas	585,000	149,000	734,000

Regional Office - VIII	585,000	149,000	734,000
Region IX - Zamboanga Peninsula	470,000	194,000	664,000

Regional Office - IX	470,000	194,000	664,000
Region X - Northern Mindanao	3,799,000	312,000	4,111,000

Regional Office - X	3,799,000	312,000	4,111,000
Region XI - Davao	2,900,000	280,000	3,180,000

Regional Office - XI	2,900,000	280,000	3,180,000
Region XII - SOCCSKSARGEN	751,000	181,000	932,000

Regional Office - XII	751,000	181,000	932,000
Region XIII - Caraga	1,417,000	132,000	1,549,000

Regional Office - XIII	1,417,000	132,000	1,549,000
HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM	72,550,000	11,594,000	84,144,000

Processing Applications for Permits, Licenses, Clearances, Registration Certificates and Other Issuances Pertaining to Development and Sale of Subdivision, Condominium, and Other Real Estate Development Projects and Homeowners Associations	72,550,000	11,594,000	84,144,000

National Capital Region (NCR)	16,137,000	3,282,000	19,419,000

Central Office	7,950,000	2,463,000	10,413,000
Regional Office - NCR	8,187,000	819,000	9,006,000
Region I - Ilocos	2,844,000	276,000	3,120,000

Regional Office - I	2,844,000	276,000	3,120,000
Cordillera Administrative Region (CAR)	2,813,000	311,000	3,124,000

Regional Office - CAR	2,813,000	311,000	3,124,000
Region II - Cagayan Valley	1,092,000	265,000	1,357,000

Regional Office - II	1,092,000	265,000	1,357,000
Region III - Central Luzon	6,804,000	709,000	7,513,000

Regional Office - III	6,804,000	709,000	7,513,000

1000	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region IVA - CALABARZON		6,252,000		1,421,000		7,673,000

Regional Office - IVA		6,252,000		1,421,000		7,673,000
Region IVB - MIMAROPA		3,631,000		821,000		4,452,000

Regional Office - IVB		3,631,000		821,000		4,452,000
Region V - Bicol		1,920,000		717,000		2,637,000

Regional Office - V		1,920,000		717,000		2,637,000
Region VI - Western Visayas		3,120,000		723,000		3,843,000

Regional Office - VI		3,120,000		723,000		3,843,000
Region VII - Central Visayas		7,020,000		709,000		7,729,000

Regional Office - VII		7,020,000		709,000		7,729,000
Region VIII - Eastern Visayas		2,709,000		471,000		3,180,000

Regional Office - VIII		2,709,000		471,000		3,180,000
Region IX - Zamboanga Peninsula		1,255,000		220,000		1,475,000

Regional Office - IX		1,255,000		220,000		1,475,000
Region X - Northern Mindanao		5,763,000		348,000		6,111,000

Regional Office - X		5,763,000		348,000		6,111,000
Region XI - Davao		7,994,000		758,000		8,752,000

Regional Office - XI		7,994,000		758,000		8,752,000
Region XII - SOCCSKSARGEN		1,529,000		287,000		1,816,000

Regional Office - XII		1,529,000		287,000		1,816,000
Region XIII - Caraga		1,667,000		276,000		1,943,000

Regional Office - XIII		1,667,000		276,000		1,943,000
Sub-total, Operations		192,223,000		237,432,000		429,655,000

TOTAL NEW APPROPRIATIONS	₱	365,380,000	₱	297,735,000	₱	663,115,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

JANUARY 3, 2022	OFFICIAL GAZETTE	1001
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Permanent Positions
Basic Salary	281,000

Total Permanent Positions	281,000

Other Compensation Common to All
Personnel Economic Relief Allowance	11,040
Representation Allowance	4,938
Transportation Allowance	4,938
Clothing and Uniform Allowance	2,760
Mid Year Bonus-Civilian	23,415
Year End Bonus	23,415
Cash Gift	2,300
Productivity Enhancement Incentive	2,300
Step Increment	695

Total Other Compensation Common to All	75,801

Other Compensation for Specific Groups
Longevity Pay	6

Total Other Compensation for Specific Groups	6

Other Benefits
PAG-IBIG Contributions	552
PhilHealth Contributions	4,279
Employees Compensation Insurance Premiums	552
Terminal Leave	3,190

Total Other Benefits	8,573

Total Personnel Services	365,380

Maintenance and Other Operating Expenses
Travelling Expenses	19,138
Training and Scholarship Expenses	36,347
Supplies and Materials Expenses	24,321
Utility Expenses	15,278
Communication Expenses	13,971
Survey, Research, Exploration and Development Expenses	4,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,670
Professional Services	25,842
General Services	57,973
Repairs and Maintenance	2,778
Financial Assistance/Subsidy	50,000
Taxes, Insurance Premiums and Other Fees	7,521
Other Maintenance and Operating Expenses
Advertising Expenses	1,400
Printing and Publication Expenses	2,596
Representation Expenses	8,564
Transportation and Delivery Expenses	508
Rent/Lease Expenses	15,939

1002	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Membership Dues and Contributions to Organizations	5
Subscription Expenses	734
Other Maintenance and Operating Expenses	5,150

Total Maintenance and Other Operating Expenses	297,735

Total Current Operating Expenditures	663,115

TOTAL NEW APPROPRIATIONS	663,115

B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION

For general administration and support, and operations as indicated hereunder	₱	279,236,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	81,723,000	₱	82,197,000	₱	38,950,000	₱	202,870,000
Operations		35,400,000		40,966,000				76,366,000

HUMAN SETTLEMENTS ADJUDICATION PROGRAM		35,400,000		40,966,000				76,366,000

TOTAL NEW APPROPRIATIONS	₱	117,123,000	₱	123,163,000	₱	38,950,000	₱	279,236,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	79,607,000	₱	82,197,000	₱	38,950,000	₱	200,754,000

National Capital Region (NCR)		54,917,000		44,791,000		14,625,000		114,333,000

Central Office		54,023,000		42,531,000		11,610,000		108,164,000
Regional Adjudication Branch - NCR		894,000		2,260,000		3,015,000		6,169,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1003
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region I - Ilocos	282,000	2,175,000	1,605,000	4,062,000

Regional Adjudication Branch - I	282,000	2,175,000	1,605,000	4,062,000
Cordillera Administrative Region (CAR)	3,222,000	2,371,000	1,485,000	7,078,000

Regional Adjudication Branch - CAR	3,222,000	2,371,000	1,485,000	7,078,000
Region II - Cagayan Valley	277,000	2,461,000	1,545,000	4,283,000

Regional Adjudication Branch - II	277,000	2,461,000	1,545,000	4,283,000
Region III - Central Luzon	884,000	1,577,000	1,605,000	4,066,000

Regional Adjudication Branch - III	884,000	1,577,000	1,605,000	4,066,000
Region IVA - CALABARZON	889,000	3,794,000	2,285,000	6,968,000

Regional Adjudication Branch - IVA	889,000	3,794,000	2,285,000	6,968,000
Region IVB - MIMAROPA	2,404,000	2,216,000	1,355,000	5,975,000

Regional Adjudication Branch - IVB	2,404,000	2,216,000	1,355,000	5,975,000
Region V - Bicol	2,982,000	1,832,000	1,305,000	6,119,000

Regional Adjudication Branch - V	2,982,000	1,832,000	1,305,000	6,119,000
Region VI - Western Visayas	3,017,000	2,314,000	1,545,000	6,876,000

Regional Adjudication Branch - VI	3,017,000	2,314,000	1,545,000	6,876,000
Region VII - Central Visayas	1,416,000	2,764,000	1,665,000	5,845,000

Regional Adjudication Branch - VII	1,416,000	2,764,000	1,665,000	5,845,000
Region VIII - Eastern Visayas	1,471,000	2,155,000	1,785,000	5,411,000

Regional Adjudication Branch - VIII	1,471,000	2,155,000	1,785,000	5,411,000
Region IX - Zamboanga Peninsula	1,296,000	2,591,000	1,665,000	5,552,000

Regional Adjudication Branch - IX	1,296,000	2,591,000	1,665,000	5,552,000
Region X - Northern Mindanao	5,035,000	2,566,000	1,365,000	8,966,000

Regional Adjudication Branch - X	5,035,000	2,566,000	1,365,000	8,966,000
Region XI - Davao	961,000	2,896,000	1,605,000	5,462,000

Regional Adjudication Branch - XI	961,000	2,896,000	1,605,000	5,462,000
Region XII - SOCCSKSARGEN	277,000	2,522,000	1,905,000	4,704,000

Regional Adjudication Branch - XII	277,000	2,522,000	1,905,000	4,704,000
Region XIII - Caraga	277,000	3,172,000	1,605,000	5,054,000

Regional Adjudication Branch - XIII	277,000	3,172,000	1,605,000	5,054,000

1004	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Administration of Personnel Benefits	2,116,000			2,116,000

National Capital Region (NCR)	2,116,000			2,116,000

Central Office	2,116,000			2,116,000

Sub-total, General Administration and Support	81,723,000	82,197,000	38,950,000	202,870,000

Operations
Due Process in Resolving Human Settlement Disputes Ensured	35,400,000	40,966,000		76,366,000

HUMAN SETTLEMENTS ADJUDICATION PROGRAM	35,400,000	40,966,000		76,366,000

Conduct of Legal Researches and Related Studies	14,116,000	19,037,000		33,153,000

National Capital Region (NCR)	8,106,000	7,373,000		15,479,000

Central Office	5,779,000	6,249,000		12,028,000
Regional Adjudication Branch - NCR	2,327,000	1,124,000		3,451,000
Region I - Ilocos		240,000		240,000

Regional Adjudication Branch - I		240,000		240,000
Cordillera Administrative Region (CAR)	403,000	954,000		1,357,000

Regional Adjudication Branch - CAR	403,000	954,000		1,357,000
Region II - Cagayan Valley		411,000		411,000

Regional Adjudication Branch - II		411,000		411,000
Region III - Central Luzon	990,000	1,014,000		2,004,000

Regional Adjudication Branch - III	990,000	1,014,000		2,004,000
Region IVA - CALABARZON	417,000	1,662,000		2,079,000

Regional Adjudication Branch - IVA	417,000	1,662,000		2,079,000
Region IVB - MIMAROPA	1,098,000	869,000		1,967,000

Regional Adjudication Branch - IVB	1,098,000	869,000		1,967,000
Region V - Bicol	474,000	532,000		1,006,000

Regional Adjudication Branch - V	474,000	532,000		1,006,000
Region VI - Western Visayas	1,166,000	1,124,000		2,290,000

Regional Adjudication Branch - VI	1,166,000	1,124,000		2,290,000
Region VII - Central Visayas	467,000	1,373,000		1,840,000

Regional Adjudication Branch - VII	467,000	1,373,000		1,840,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1005
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region VIII - Eastern Visayas		679,000	679,000

Regional Adjudication Branch - VIII		679,000	679,000
Region IX - Zamboanga Peninsula		906,000	906,000

Regional Adjudication Branch - IX		906,000	906,000
Region X - Northern Mindanao	403,000	647,000	1,050,000

Regional Adjudication Branch - X	403,000	647,000	1,050,000
Region XI - Davao		616,000	616,000

Regional Adjudication Branch - XI		616,000	616,000
Region XII - SOCCSKSARGEN	592,000		592,000

Regional Adjudication Branch - XII	592,000		592,000
Region XIII - Caraga		637,000	637,000

Regional Adjudication Branch - XIII		637,000	637,000
Resolution of Cases/Complaints Arising from the Implementation of Laws, Rules and Regulations on Zoning, Subdivision/Condominium Development and Intra and Inter Homeowners Associations Disputes as well as Appealed Cases Pertinent Thereto	21,284,000	21,929,000	43,213,000

National Capital Region (NCR)	6,747,000	6,335,000	13,082,000

Central Office	5,572,000	4,970,000	10,542,000
Regional Adjudication Branch - NCR	1,175,000	1,365,000	2,540,000
Region I - Ilocos	1,360,000	601,000	1,961,000

Regional Adjudication Branch - I	1,360,000	601,000	1,961,000
Cordillera Administrative Region (CAR)	1,209,000	876,000	2,085,000

Regional Adjudication Branch - CAR	1,209,000	876,000	2,085,000
Region II - Cagayan Valley	1,267,000	744,000	2,011,000

Regional Adjudication Branch - II	1,267,000	744,000	2,011,000
Region III - Central Luzon	1,192,000	1,118,000	2,310,000

Regional Adjudication Branch - III	1,192,000	1,118,000	2,310,000
Region IVA - CALABARZON	1,288,000	1,717,000	3,005,000

Regional Adjudication Branch - IVA	1,288,000	1,717,000	3,005,000
Region IVB - MIMAROPA	1,175,000	903,000	2,078,000

Regional Adjudication Branch - IVB	1,175,000	903,000	2,078,000

1006	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol		1,156,000		686,000				1,842,000

Regional Adjudication Branch - V		1,156,000		686,000				1,842,000
Region VI - Western Visayas				739,000				739,000

Regional Adjudication Branch - VI				739,000				739,000
Region VII - Central Visayas		1,175,000		1,469,000				2,644,000

Regional Adjudication Branch - VII		1,175,000		1,469,000				2,644,000
Region VIII - Eastern Visayas		1,175,000		1,004,000				2,179,000

Regional Adjudication Branch - VIII		1,175,000		1,004,000				2,179,000
Region IX - Zamboanga Peninsula		1,209,000		996,000				2,205,000

Regional Adjudication Branch - IX		1,209,000		996,000				2,205,000
Region X - Northern Mindanao		1,175,000		1,054,000				2,229,000

Regional Adjudication Branch - X		1,175,000		1,054,000				2,229,000
Region XI - Davao				1,493,000				1,493,000

Regional Adjudication Branch - XI				1,493,000				1,493,000
Region XII - SOCCSKSARGEN				1,233,000				1,233,000

Regional Adjudication Branch - XII				1,233,000				1,233,000
Region XIII - Caraga		1,156,000		961,000				2,117,000

Regional Adjudication Branch - XIII		1,156,000		961,000				2,117,000
Sub-total, Operations		35,400,000		40,966,000				76,366,000

TOTAL NEW APPROPRIATIONS	₱	117,123,000	₱	123,163,000	₱	38,950,000	₱	279,236,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	84,839

Total Permanent Positions	84,839

JANUARY 3, 2022	OFFICIAL GAZETTE	1007
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Other Compensation Common to All
Personnel Economic Relief Allowance	3,552
Representation Allowance	1,002
Transportation Allowance	1,002
Clothing and Uniform Allowance	888
Mid-Year Bonus - Civilian	7,070
Year End Bonus	7,070
Cash Gift	740
Productivity Enhancement Incentive	740
Step Increment	208

Total Other Compensation Common to All	22,272

Other Benefits
PAG-IBIG Contributions	172
PhilHealth Contributions	1,290
Employees Compensation Insurance Premiums	172
Loyalty Award - Civilian	150
Terminal Leave	2,116

Total Other Benefits	3,900

Non-Permanent Position	6,112

Total Personnel Services	117,123

Maintenance and Other Operating Expenses
Travelling Expenses	3,355
Training and Scholarship Expenses	3,004
Supplies and Materials Expenses	27,774
Utility Expenses	10,686
Communication Expenses	19,082
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	798
Professional Services	479
General Services	19,917
Repairs and Maintenance	4,326
Taxes, Insurance Premiums and Other Fees	3,875
Other Maintenance and Operating Expenses
Advertising Expenses	333
Printing and Publication Expenses	1,457
Representation Expenses	1,045
Transportation and Delivery Expenses	2,291
Rent/Lease Expenses	17,327
Membership Dues and Contributions to Organizations	156
Subscription Expenses	6,939
Donations	19
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	123,163

Total Current Operating Expenditures	240,286

1008	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	260
Machinery and Equipment Outlay	35,890
Transportation Equipment Outlay	2,800

Total Capital Outlays	38,950

TOTAL NEW APPROPRIATIONS	279,236

JANUARY 3, 2022	OFFICIAL GAZETTE	1009
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

GENERAL SUMMARY

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	365,380,000	₱	297,735,000	₱		₱	663,115,000
B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION		117,123,000		123,163,000		38,950,000		279,236,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	₱	482,503,000	₱	420,898,000	₱	38,950,000	₱	942,351,000

1010	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	6,479,950,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	280,072,000	₱	326,236,000	₱		₱	606,308,000
Support to Operations		15,007,000		39,091,000		19,903,000		74,001,000
Operations		209,637,000		3,773,345,000		1,816,659,000		5,799,641,000

ICT GOVERNANCE PROGRAM		27,632,000		496,462,000		196,890,000		720,984,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM		40,695,000		2,521,935,000		1,619,369,000		4,181,999,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		141,310,000		754,948,000		400,000		896,658,000

TOTAL NEW APPROPRIATIONS	₱	504,716,000	₱	4,138,672,000	₱	1,836,562,000	₱	6,479,950,000

Special Provision(s)

1. Free Public Internet Access Fund. In addition to the amounts appropriated herein, additional financing in whole or in part as required by the Department of Information and Communications Technology (DICT) during the fiscal year for the implementation of its Free Public Internet Access Program (FPIAP) may be sourced from the Spectrum Users Fees (SUF) collected by the National Telecommunications Commission, constituted into the Free Public Internet Access Fund under the management of the DICT in accordance with Section 17 of R.A. No. 10929 (Free Internet Access in Public Places Act). The purposes of the FPIAP shall include providing ICT infrastructure, assets and services to achieve internet Wi-Fi connectivity in public places and in State Universities and Colleges. The general administration and support services in the implementation of the FPIAP shall not exceed five percent (5%) of the total financing sourced from the SUF.

The release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Additional Priority Sites for the Free Public Wi-Fi Program. The DICT shall include resettlement sites to be indentified by the Department of Human Settlements and Urban Development and community fish landing centers identified by the Bureau of Fisheries and Aquatic Resources among its priority sites for its Free Public Wi-Fi Program.

3. Incentives to LGU-Community Service Providers. For localities not yet included in its 2022 Free Public Wi-Fi Program, the DICT, consistent with the multi-year contractual authority issued by the Department of Budget and Management (DBM) for its Free Public Wi-Fi Program, shall develop polices and standards that will allow it to incentivize LGU-Community Service Providers which offer to develop and finance last-mile facilities for schools, public facilites, resettlement sites and transport hubs.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	1011
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

PROGRAMS
General Administration and Support
General Management and Supervision	₱	270,337,000	₱	322,069,000	₱		₱	592,406,000

National Capital Region (NCR)		270,337,000		322,069,000				592,406,000

Central Office		270,337,000		322,069,000				592,406,000
Organization and Human Resource Management and Development		7,094,000		4,167,000				11,261,000

National Capital Region (NCR)		7,094,000		4,167,000				11,261,000

Central Office		7,094,000		4,167,000				11,261,000
Administration of Personnel Benefits		2,641,000						2,641,000

National Capital Region (NCR)		2,641,000						2,641,000

Central Office		2,641,000						2,641,000

Sub-total, General Administration and Support		280,072,000		326,236,000				606,308,000

Support to Operations
Internal Support Management Program		8,866,000		3,463,000				12,329,000

National Capital Region (NCR)		8,866,000		3,463,000				12,329,000

Central Office		8,866,000		3,463,000				12,329,000
Internal Systems and Standards Development and Management Program		6,141,000		35,628,000		19,903,000		61,672,000

National Capital Region (NCR)		6,141,000		35,628,000		19,903,000		61,672,000

Central Office		6,141,000		35,628,000		19,903,000		61,672,000

Sub-total, Support to Operations		15,007,000		39,091,000		19,903,000		74,001,000

Operations
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology		209,637,000		3,773,345,000		1,816,659,000		5,799,641,000

ICT GOVERNANCE PROGRAM		27,632,000		496,462,000		196,890,000		720,984,000

ICT Plans Development and Management		7,460,000		41,955,000				49,415,000

National Capital Region (NCR)		7,460,000		41,955,000				49,415,000

Central Office		7,460,000		41,955,000				49,415,000

1012	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

ICT and Cybersecurity Policies Development and Management	20,172,000	398,907,000	181,890,000	600,969,000

National Capital Region (NCR)	20,172,000	398,907,000	181,890,000	600,969,000

Central Office	20,172,000	398,907,000	181,890,000	600,969,000
Project(s)
Locally-Funded Project(s)		55,600,000	15,000,000	70,600,000

National ICT Household Survey		55,600,000	15,000,000	70,600,000

National Capital Region (NCR)		55,600,000	15,000,000	70,600,000

Central Office		55,600,000	15,000,000	70,600,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM	40,695,000	2,521,935,000	1,619,369,000	4,181,999,000

INNOVATION AND DEVELOPMENT SUB-PROGRAM	19,996,000	2,202,748,000	1,555,845,000	3,778,589,000

ICT Systems and Infostructure Development	19,996,000	271,303,000		291,299,000

National Capital Region (NCR)	19,996,000	271,303,000		291,299,000

Central Office	19,996,000	271,303,000		291,299,000
Project(s)
Locally-Funded Project(s)		1,931,445,000	1,555,845,000	3,487,290,000

National Government Data Center Infrastructure		952,761,000	717,474,000	1,670,235,000

National Capital Region (NCR)		952,761,000	717,474,000	1,670,235,000

Central Office		952,761,000	717,474,000	1,670,235,000
National Broadband Plan		661,629,000	838,371,000	1,500,000,000

National Capital Region (NCR)		661,629,000	838,371,000	1,500,000,000

Central Office		661,629,000	838,371,000	1,500,000,000
National Government Portal		317,055,000		317,055,000

National Capital Region (NCR)		317,055,000		317,055,000

Central Office		317,055,000		317,055,000
IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM	20,699,000	319,187,000	63,524,000	403,410,000

ICT Systems and Infostructure Management and Services	20,699,000	319,187,000	63,524,000	403,410,000

National Capital Region (NCR)	20,699,000	319,187,000	63,524,000	403,410,000

Central Office	20,699,000	319,187,000	63,524,000	403,410,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1013
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		141,310,000		754,948,000		400,000		896,658,000

ICT Literacy Development and Management		9,723,000		328,985,000		400,000		339,108,000

National Capital Region (NCR)		9,723,000		328,985,000		400,000		339,108,000

Central Office		9,723,000		328,985,000		400,000		339,108,000
ICT Industry and Countryside Development		131,587,000		425,963,000				557,550,000

National Capital Region (NCR)		131,587,000		425,963,000				557,550,000

Central Office		131,587,000		425,963,000				557,550,000

Sub-total, Operations		209,637,000		3,773,345,000		1,816,659,000		5,799,641,000

TOTAL NEW APPROPRIATIONS	₱	504,716,000	₱	4,138,672,000	₱	1,836,562,000	₱	6,479,950,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	311,375

Total Permanent Positions	311,375

Other Compensation Common to All
Personnel Economic Relief Allowance	15,576
Representation Allowance	5,208
Transportation Allowance	5,208
Clothing and Uniform Allowance	3,894
Mid-Year Bonus - Civilian	25,947
Year End Bonus	25,947
Cash Gift	3,245
Productivity Enhancement Incentive	3,245
Step Increment	778

Total Other Compensation Common to All	89,048

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	95,392

Total Other Compensation for Specific Groups	95,392

Other Benefits
PAG-IBIG Contributions	777
PhilHealth Contributions	4,706

1014	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Employees Compensation Insurance Premiums	777
Terminal Leave	2,641

Total Other Benefits	8,901

Total Personnel Services	504,716

Maintenance and Other Operating Expenses
Travelling Expenses	65,594
Training and Scholarship Expenses	546,735
Supplies and Materials Expenses	93,121
Utility Expenses	52,703
Communication Expenses	130,705
Survey, Research, Exploration and Development Expenses	56,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,010
Professional Services	600,820
General Services	79,016
Repairs and Maintenance	475,008
Taxes, Insurance Premiums and Other Fees	9,201
Other Maintenance and Operating Expenses
Advertising Expenses	430
Printing and Publication Expenses	420
Representation Expenses	18,260
Transportation and Delivery Expenses	300
Rent/Lease Expenses	83,807
Subscription Expenses	1,529,233
Other Maintenance and Operating Expenses	394,309

Total Maintenance and Other Operating Expenses	4,138,672

Total Current Operating Expenditures	4,643,388

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,834,862
Intangible Assets Outlay	1,700

Total Capital Outlays	1,836,562

TOTAL NEW APPROPRIATIONS	6,479,950

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

For general administration and support, and operations, as indicated hereunder	₱	365,443,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,958,000	₱	82,141,000	₱	63,540,000	₱	157,639,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1015
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Operations				207,804,000				207,804,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				207,804,000				207,804,000

TOTAL NEW APPROPRIATIONS	₱	11,958,000	₱	289,945,000	₱	63,540,000	₱	365,443,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,958,000	₱	82,141,000	₱	63,540,000	₱	157,639,000

Sub-total, General Administration and Support		11,958,000		82,141,000		63,540,000		157,639,000

Operations
Cybercrime prevention, investigation and coordination strengthened				207,804,000				207,804,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				207,804,000				207,804,000

Formulation, coordination, and monitoring of cybercrime plans and policies				207,804,000				207,804,000

Sub-total, Operations				207,804,000				207,804,000

TOTAL NEW APPROPRIATIONS	₱	11,958,000	₱	289,945,000	₱	63,540,000	₱	365,443,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	9,092

Total Permanent Positions	9,092

1016	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation Common to All
Personnel Economic Relief Allowance	288
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	72
Mid-Year Bonus - Civilian	758
Year End Bonus	758
Cash Gift	60
Productivity Enhancement Incentive	60
Step Increment	23

Total Other Compensation Common to All	2,739

Other Benefits
PAG-IBIG Contributions	14
PhilHealth Contributions	99
Employees Compensation Insurance Premiums	14

Total Other Benefits	127

Total Personnel Services	11,958

Maintenance and Other Operating Expenses
Travelling Expenses	13,759
Training and Scholarship Expenses	18,575
Supplies and Materials Expenses	22,938
Utility Expenses	6,180
Communication Expenses	8,416
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,042
Professional Services	40,718
Repairs and Maintenance	4,578
Taxes, Insurance Premiums and Other Fees	4,650
Other Maintenance and Operating Expenses
Advertising Expenses	1,000
Printing and Publication Expenses	4,100
Representation Expenses	4,333
Rent/Lease Expenses	2,069
Subscription Expenses	144,297
Other Maintenance and Operating Expenses	13,290

Total Maintenance and Other Operating Expenses	289,945

Total Current Operating Expenditures	301,903

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	52,745
Transportation Equipment Outlay	1,400
Furniture, Fixtures and Books Outlay	9,395

Total Capital Outlays	63,540

TOTAL NEW APPROPRIATIONS	365,443

JANUARY 3, 2022	OFFICIAL GAZETTE	1017
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

C. NATIONAL PRIVACY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	220,237,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	49,753,000	₱	64,658,000	₱		₱	114,411,000
Operations		39,026,000		62,328,000		4,472,000		105,826,000

REGULATORY AND ENFORCEMENT PROGRAM		39,026,000		62,328,000		4,472,000		105,826,000

TOTAL NEW APPROPRIATIONS	₱	88,779,000	₱	126,986,000	₱	4,472,000	₱	220,237,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,753,000	₱	64,658,000	₱		₱	114,411,000

Sub-total, General Administration and Support		49,753,000		64,658,000				114,411,000

Operations
Privacy and data security in information and communication systems supported and enhanced		39,026,000		62,328,000		4,472,000		105,826,000

REGULATORY AND ENFORCEMENT PROGRAM		39,026,000		62,328,000		4,472,000		105,826,000

Regulation and Enforcement of Privacy and Data
Security in Information and Communication Systems		39,026,000		62,328,000		4,472,000		105,826,000

Sub-total, Operations		39,026,000		62,328,000		4,472,000		105,826,000

TOTAL NEW APPROPRIATIONS	₱	88,779,000	₱	126,986,000	₱	4,472,000	₱	220,237,000

1018	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	69,321

Total Permanent Positions	69,321

Other Compensation Common to All
Personnel Economic Relief Allowance	2,328
Representation Allowance	1,302
Transportation Allowance	1,302
Clothing and Uniform Allowance	582
Mid-Year Bonus - Civilian	5,777
Year End Bonus	5,777
Cash Gift	485
Productivity Enhancement Incentive	485
Step Increment	173

Total Other Compensation Common to All	18,211

Other Benefits
PAG-IBIG Contributions	116
PhilHealth Contributions	1,015
Employees Compensation Insurance Premiums	116

Total Other Benefits	1,247

Total Personnel Services	88,779

Maintenance and Other Operating Expenses
Travelling Expenses	8,053
Training and Scholarship Expenses	5,360
Supplies and Materials Expenses	4,606
Utility Expenses	5,981
Communication Expenses	3,391
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,443
Professional Services	52,065
General Services	4,999
Repairs and Maintenance	1,060
Taxes, Insurance Premiums and Other Fees	954
Other Maintenance and Operating Expenses
Printing and Publication Expenses	423
Representation Expenses	2,568
Rent/Lease Expenses	20,323
Membership Dues and Contributions to Organizations	100

JANUARY 3, 2022	OFFICIAL GAZETTE	1019
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Subscription Expenses	15,410
Other Maintenance and Operating Expenses	250

Total Maintenance and Other Operating Expenses	126,986

Total Current Operating Expenditures	215,765

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,472

Total Capital Outlays	4,472

TOTAL NEW APPROPRIATIONS	220,237

D. NATIONAL TELECOMMUNICATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	516,297,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	52,489,000	₱	59,707,000	₱	2,950,000	₱	115,146,000
Operations		219,539,000		99,514,000		82,098,000		401,151,000

RADIO COMMUNICATIONS, BROADCAST AND
TELECOMMUNICATIONS MANAGEMENT AND
ENFORCEMENT PROGRAM		219,539,000		99,514,000		82,098,000		401,151,000

TOTAL NEW APPROPRIATIONS	₱	272,028,000	₱	159,221,000	₱	85,048,000	₱	516,297,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

1020	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,284,000	₱	59,707,000	₱	2,950,000	₱	111,941,000

National Capital Region (NCR)		49,284,000		59,707,000		2,950,000		111,941,000

Central Office		49,284,000		59,707,000		2,950,000		111,941,000
Administration of Personnel Benefits		3,205,000						3,205,000

National Capital Region (NCR)		3,205,000						3,205,000

Central Office		3,205,000						3,205,000

Sub-total, General Administration and Support		52,489,000		59,707,000		2,950,000		115,146,000

Operations
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction		219,539,000		99,514,000		82,098,000		401,151,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		219,539,000		99,514,000		82,098,000		401,151,000

Regulation of radio communications, broadcast, and telecommunications facilities		193,574,000		92,096,000		82,098,000		367,768,000

National Capital Region (NCR)		32,904,000		19,239,000		21,102,000		73,245,000

Central Office		19,600,000		7,503,000		16,192,000		43,295,000
Regional Office - NCR		13,304,000		11,736,000		4,910,000		29,950,000
Region I - Ilocos		7,906,000		4,236,000		150,000		12,292,000

Regional Office - I		7,906,000		4,236,000		150,000		12,292,000
Cordillera Administrative Region (CAR)		12,219,000		9,036,000		2,573,000		23,828,000

Regional Office - CAR		12,219,000		9,036,000		2,573,000		23,828,000
Region II - Cagayan Valley		12,346,000		4,196,000		3,050,000		19,592,000

Regional Office - II		12,346,000		4,196,000		3,050,000		19,592,000
Region III - Central Luzon		12,493,000		5,396,000		3,556,000		21,445,000

Regional Office - III		12,493,000		5,396,000		3,556,000		21,445,000
Region IVA - CALABARZON		12,215,000		4,336,000				16,551,000

Regional Office - IVA		12,215,000		4,336,000				16,551,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1021
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Region IVB - MIMAROPA		6,918,000		4,034,000		10,970,000		21,922,000

Regional Office - IVB		6,918,000		4,034,000		10,970,000		21,922,000
Region V - Bicol		11,475,000		4,236,000		2,550,000		18,261,000

Regional Office - V		11,475,000		4,236,000		2,550,000		18,261,000
Region VI - Western Visayas		11,644,000		4,986,000		6,350,000		22,980,000

Regional Office - VI		11,644,000		4,986,000		6,350,000		22,980,000
Region VII - Central Visayas		12,026,000		4,336,000		7,229,000		23,591,000

Regional Office - VII		12,026,000		4,336,000		7,229,000		23,591,000
Region VIII - Eastern Visayas		10,494,000		4,036,000		2,050,000		16,580,000

Regional Office - VIII		10,494,000		4,036,000		2,050,000		16,580,000
Region IX - Zamboanga Peninsula		12,550,000		5,525,000		3,770,000		21,845,000

Regional Office - IX		12,550,000		5,525,000		3,770,000		21,845,000
Region X - Northern Mindanao		10,504,000		4,896,000		4,343,000		19,743,000

Regional Office - X		10,504,000		4,896,000		4,343,000		19,743,000
Region XI - Davao		10,235,000		4,186,000		7,805,000		22,226,000

Regional Office - XI		10,235,000		4,186,000		7,805,000		22,226,000
Region XII - SOCCSKSARGEN		8,166,000		4,386,000		2,050,000		14,602,000

Regional Office - XII		8,166,000		4,386,000		2,050,000		14,602,000
Region XIII - Caraga		9,479,000		5,036,000		4,550,000		19,065,000

Regional Office - XIII		9,479,000		5,036,000		4,550,000		19,065,000
Adjudication of cases and applications for Certificates of Public Convenience and Necessity (CPCN) for telecom service providers and Certificates of Public Convenience (CPC) for broadcast service providers		25,965,000		7,418,000				33,383,000

National Capital Region (NCR)		25,965,000		7,418,000				33,383,000

Central Office		25,965,000		7,418,000				33,383,000

Sub-total, Operations		219,539,000		99,514,000		82,098,000		401,151,000

TOTAL NEW APPROPRIATIONS	₱	272,028,000	₱	159,221,000	₱	85,048,000	₱	516,297,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

1022	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	204,241

Total Permanent Positions	204,241

Other Compensation Common to All
Personnel Economic Relief Allowance	11,280
Representation Allowance	3,720
Transportation Allowance	3,000
Clothing and Uniform Allowance	2,820
Mid-Year Bonus - Civilian	17,020
Year End Bonus	17,020
Cash Gift	2,350
Productivity Enhancement Incentive	2,350
Step Increment	510

Total Other Compensation Common to All	60,070

Other Benefits
PAG-IBIG Contributions	563
PhilHealth Contributions	3,236
Employees Compensation Insurance Premiums	563
Loyalty Award - Civilian	150
Terminal Leave	3,205

Total Other Benefits	7,717

Total Personnel Services	272,028

Maintenance and Other Operating Expenses
Travelling Expenses	16,215
Training and Scholarship Expenses	4,499
Supplies and Materials Expenses	26,050
Utility Expenses	19,904
Communication Expenses	10,609
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,046
Professional Services	3,578
General Services	44,886
Repairs and Maintenance	9,307
Taxes, Insurance Premiums and Other Fees	8,902
Other Maintenance and Operating Expenses
Advertising Expenses	350
Representation Expenses	3,238
Rent/Lease Expenses	2,979
Membership Dues and Contributions to Organizations	148
Subscription Expenses	3,708
Other Maintenance and Operating Expenses	1,802

Total Maintenance and Other Operating Expenses	159,221

Total Current Operating Expenditures	431,249

JANUARY 3, 2022	OFFICIAL GAZETTE	1023
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	1,500
Buildings and Other Structures	1,500
Machinery and Equipment Outlay	53,550
Transportation Equipment Outlay	3,770
Furniture, Fixtures and Books Outlay	8,536
Intangble Assets Outlay	16,192

Total Capital Outlays	85,048

TOTAL NEW APPROPRIATIONS	516,297

1024	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	504,716,000	₱	4,138,672,000	₱	1,836,562,000	₱	6,479,950,000
B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER		11,958,000		289,945,000		63,540,000		365,443,000
C. NATIONAL PRIVACY COMMISSION		88,779,000		126,986,000		4,472,000		220,237,000
D. NATIONAL TELECOMMUNICATIONS COMMISSION		272,028,000		159,221,000		85,048,000		516,297,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	₱	877,481,000	₱	4,714,824,000	₱	1,989,622,000	₱	7,581,927,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1025
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	7,267,071,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	277,822,000	₱	199,458,000	₱	33,696,000	₱	510,976,000
Support to Operations		122,615,000		633,101,000				755,716,000
Operations		3,319,840,000		2,617,930,000		62,609,000		6,000,379,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM		3,319,840,000		1,539,074,000		62,609,000		4,921,523,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM				1,078,856,000				1,078,856,000

TOTAL NEW APPROPRIATIONS	₱	3,720,277,000	₱	3,450,489,000	₱	96,305,000	₱	7,267,071,000

Special Provision(s)

1. Support for the Local Governance Program. The amount of One Hundred Eighty Eight Million Three Hundred Seven Thousand Pesos (P188,307,000) appropriated herein for the Support for the Local Governance Program shall be used by the DILG to support the Local Development Councils to enable them to perform their functions under Title VI, Chapter V, Book I of R.A. No. 7160, particularly in the development of a comprehensive multi-sectoral development plan, and to ensure that all local development investment programs are aligned with the results matrix of the Philippine Development Plan.

2. Seal of Good Local Governance Incentive Fund. The amount of One Billion Pesos (P1,000,000,000) appropriated herein for the Seal of Good Local Governance Incentive Fund shall support the implementation of R.A. No. 11292 and cover the financial subsidy to qualified LGUs under the Local Governance Performance Management Program. The subsidy shall be used for local priority projects or reforms that will help enhance transparency and accountability in all local government transactions, intensify the preparedness of LGUS against disasters, cultivate the welfare of vulnerable sectors, ensure the delivery of quality health services, support the vision of quality education for all, promote peace and order, safeguard and prerserve the integrity of the environment, boost economic development, foster the value of sustainable tourism and nurture culture and heritage, and stimulate meaningful participation in local governance.

3. Monitoring and Evaluation of Assistance to Local Government Units. The amount of Five Hundred Six Million Four Hundred Thirty Five Thousand Pesos (P506,435,000) appropriated herein shall be used by the DILG in monitoring and evaluation of the projects covered by the Local Government Support Fund.

4. Monitoring and Evaluation of Infrastructure Projects of Local Government Units. The DILG, in the exercise of its supervisory power, shall monitor and evaluate the performance of the LGUs in the implementation and management of all infrastructure projects through the use of Results-Based Monitoring and Evaluation Systems.

The DIlG shall also strengthen the local project monitoring committees tasked to assist the LGUs to assume greater roles and responsibilities in the monitoring and evaluation of the infrastructure projects devolved in its localities.

5. Disaster Preparedness Activities. The DILG, in the exercise of its supervisory power, shall ensure that LGUs establish and maintain an efficient and effective impact-based early warning system with standard operating procedures for evacuation tested through drills and simulation exercises to enable communities threatened by typhoon, flood, storm surge, tsunami and other impending hazards to respond in a timely manner and reduce the likelihood of harm or loss and damage.

6. Greeen Evacuation Centers. The DILG, in coordination with relevant government agencies and other stakeholders, shall take into account, as much as possible, climate risk information and green building standards set forth under the Philippine Green Building Code and other appplicable laws, policies, rules and regulations in the siting, design, and construction of evacuation centers.

7. Prohibition Against New Illegal Structures. The DILG shall ensure that municipal or city government units and barangays shall prevent the construction of any kind of illegal dwelling unit or structure within their respective localities.

The head of any LGU concerned who allows, abets or otherwise tolerates the construction of any structure in violation of this Section shall be liable to administrative sanctions under existing laws and to penal sanctions provided for under R.A. No. 7279.

1026	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

8. Containment of the Cleared Areas. The concerned LGUs shall be responsible for preventing the construction of any kind of structures or illegal dwelling units in the areas that have been cleared and shall ensure that the vacated areas are not re-occupied. In case of waterways that have been cleared, it shall maintain at least three (3) meters clearance from the riverbanks. No permit for residential or other purposes shall be issued for the site by any government agency or instrumentality. The concerned LGUs, through the National Prosecution Service of the DOJ, shall also exercise their power to prosecute professional squatters or members of a squatting syndicate and any individual or group who will occupy or cause other persons to occupy the cleared areas. LGU officials who failed to implement this provision shall be held liable under existing laws.

9. Comprehensive Land Use Plans and Shelter Plans for LGUs. The LGUs, with the assistance of the DILG, shall:

a) Consider the vulnerability and risk assessments of the Department of Environment and Natural Resources in the development of the Comprehensive Land Use Plan (CLUP) and enactment of the appropriate zoning ordinance;

b) Identify the metes and bounds of the parcels of land for resettlement of affected families;

c) Include the target parcels of land in the updated local shelter plans, upon consultation with the families to be resettled. The same shall be attached as annexes to the CLUPs issued through Sanggunian resolutions: Provided, That the identification of the fisherfolk resettlement areas shall be consitent with the Philippine Fisheries Code, as amended; and

d) Maximize the economic potential generated by Build Build Build projects by making provisions for the Right-of-Way of transport and pedestrian infrastructure leading to high capacity transport facilities. These provisions shall be consistent with the design principles that may be issued by the DHSUD and with the development of an intermodal transport network.

10. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

11. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, by Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	258,036,000	₱	199,458,000	₱	33,696,000	₱	491,190,000

National Capital Region (NCR)		258,036,000		199,458,000		33,696,000		491,190,000

Central Office		258,036,000		199,458,000		33,696,000		491,190,000
Administration of Personnel Benefits		19,786,000						19,786,000

National Capital Region (NCR)		19,786,000						19,786,000
Central Office		19,786,000						19,786,000

Sub-total, General Administration and Support		277,822,000		199,458,000		33,696,000		510,976,000

Support to Operations
Development of policies, programs, and standards for local government capacity development and performance oversight		122,615,000		26,666,000				149,281,000

National Capital Region (NCR)		122,615,000		26,666,000				149,281,000

Central Office		122,615,000		26,666,000				149,281,000
Monitoring and Evaluation of Assistance to LGUs				506,435,000				506,435,000

National Capital Region (NCR)				506,435,000				506,435,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1027
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Central Office		506,435,000		506,435,000

Monitoring and Evaluation to include M & E of the Infrastructure Projects of LGUs		100,000,000		100,000,000

National Capital Region (NCR)		100,000,000		100,000,000

Central Office		100,000,000		100,000,000

Sub-total, Support to Operations	122,615,000	633,101,000		755,716,000

Operations
Local Governance Improved	3,319,840,000	2,617,930,000	62,609,000	6,000,379,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM	3,319,840,000	1,539,074,000	62,609,000	4,921,523,000

Supervision and Development of Local Governments	3,298,428,000	395,034,000	33,859,000	3,727,321,000

National Capital Region (NCR)	149,026,000	25,693,000	1,172,000	175,891,000

Regional Office - NCR	149,026,000	25,693,000	1,172,000	175,891,000
Region I - Ilocos	243,285,000	24,731,000	3,370,000	271,386,000

Regional Office - I	243,285,000	24,731,000	3,370,000	271,386,000
Cordillera Administrative Region (CAR)	175,148,000	23,041,000	1,160,000	199,349,000

Regional Office - CAR	175,148,000	23,041,000	1,160,000	199,349,000
Region II - Cagayan Valley	203,260,000	24,219,000	2,241,000	229,720,000

Regional Office - II	203,260,000	24,219,000	2,241,000	229,720,000
Region III - Central Luzon	260,757,000	25,014,000	468,000	286,239,000

Regional Office - III	260,757,000	25,014,000	468,000	286,239,000
Region IVA - CALABARZON	277,591,000	26,973,000	1,514,000	306,078,000

Regional Office - IVA	277,591,000	26,973,000	1,514,000	306,078,000
Region IVB - MIMAROPA	163,319,000	22,519,000	1,675,000	187,513,000

Regional Office - IVB	163,319,000	22,519,000	1,675,000	187,513,000
Region V - Bicol	245,440,000	24,390,000	4,665,000	274,495,000

Regional Office - V	245,440,000	24,390,000	4,665,000	274,495,000
Region VI - Western Visayas	293,788,000	25,153,000	1,729,000	320,670,000

Regional Office - VI	293,788,000	25,153,000	1,729,000	320,670,000
Region VII - Central Visayas	265,158,000	24,901,000	3,500,000	293,559,000

Regional Office - VII	265,158,000	24,901,000	3,500,000	293,559,000
Region VIII - Eastern Visayas	277,862,000	24,664,000	456,000	302,982,000

1028	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office - VIII	277,862,000	24,664,000	456,000	302,982,000
Region IX - Zamboanga Peninsula	127,565,000	25,043,000	907,000	153,515,000

Regional Office - IX	127,565,000	25,043,000	907,000	153,515,000
Region X - Northern Mindanao	200,616,000	27,119,000	2,130,000	229,865,000

Regional Office - X	200,616,000	27,119,000	2,130,000	229,865,000
Region XI - Davao	122,947,000	23,484,000	1,780,000	148,211,000

Regional Office - XI	122,947,000	23,484,000	1,780,000	148,211,000
Region XII - SOCCSKSARGEN	126,507,000	25,557,000	2,250,000	154,314,000

Regional Office - XII	126,507,000	25,557,000	2,250,000	154,314,000
Region XIII - Caraga	166,159,000	22,533,000	4,842,000	193,534,000

Regional Office - XIII	166,159,000	22,533,000	4,842,000	193,534,000
Strengthening of Peace and Orders Councils (POCs)		93,349,000		93,349,000

National Capital Region (NCR)		86,224,000		86,224,000

Central Office		85,631,000		85,631,000
Regional Office - NCR		593,000		593,000
Region I - Ilocos		456,000		456,000

Regional Office - I		456,000		456,000
Cordillera Administrative Region (CAR)		341,000		341,000

Regional Office - CAR		341,000		341,000
Region II - Cagayan Valley		409,000		409,000

Regional Office - II		409,000		409,000
Region III - Central Luzon		551,000		551,000

Regional Office - III		551,000		551,000
Region IVA - CALABARZON		325,000		325,000

Regional Office - IVA		325,000		325,000
Region IVB - MIMAROPA		320,000		320,000

Regional Office - IVB		320,000		320,000
Region V - Bicol		342,000		342,000

Regional Office - V		342,000		342,000
Region VI - Western Visayas		534,000		534,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1029
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Regional Office - VI		534,000		534,000
Region VII - Central Visayas		548,000		548,000

Regional Office - VII		548,000		548,000
Region VIII - Eastern Visayas		560,000		560,000

Regional Office - VIII		560,000		560,000
Region IX - Zamboanga Peninsula		364,000		364,000

Regional Office - IX		364,000		364,000
Region X - Northern Mindanao		508,000		508,000

Regional Office - X		508,000		508,000
Region XI - Davao		565,000		565,000

Regional Office - XI		565,000		565,000
Region XII - SOCCSKSARGEN		955,000		955,000

Regional Office - XII		955,000		955,000
Region XIII - Caraga		347,000		347,000

Regional Office - XIII		347,000		347,000
Project(s)
Locally-Funded Project(s)	21,412,000	1,050,691,000	28,750,000	1,100,853,000

Support for Local Governance Program		188,307,000		188,307,000

National Capital Region (NCR)		188,307,000		188,307,000

Central Office		188,307,000		188,307,000
Civil Society Organization/Peoples Participation Partnership Program		16,589,000		16,589,000

National Capital Region (NCR)		16,589,000		16,589,000

Central Office		16,589,000		16,589,000
Improve LGU Competitiveness and Ease of Doing Business		32,877,000		32,877,000

National Capital Region (NCR)		32,877,000		32,877,000

Central Office		32,877,000		32,877,000
911 Emergency Services	21,412,000	4,140,000		25,552,000

National Capital Region (NCR)	21,412,000	4,140,000		25,552,000

Central Office	21,412,000	4,140,000		25,552,000

1030	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LAN, WAN and IP Telephony Expansion	33,517,000	18,750,000	52,267,000

National Capital Region (NCR)	33,517,000	18,750,000	52,267,000

Central Office	33,517,000	18,750,000	52,267,000
Enhanced Comprehensive Local Integration Program (E-CLIP)	110,440,000		110,440,000

National Capital Region (NCR)	110,440,000		110,440,000

Central Office	110,440,000		110,440,000
Advocacy and Capacity Building for Local Institutions on Women and Children	8,682,000		8,682,000

National Capital Region (NCR)	8,682,000		8,682,000

Central Office	8,682,000		8,682,000
Barangay Tanod Skills Enhancement	13,802,000		13,802,000

National Capital Region (NCR)	13,802,000		13,802,000

Central Office	13,802,000		13,802,000
Philippine Anti-Illegal Drugs Strategy (PADS)	100,000,000		100,000,000

National Capital Region (NCR)	100,000,000		100,000,000

Central Office	100,000,000		100,000,000
Communicating for Perpetual end to Extreme violence and forming Alliance towards positive Change and Enriched communities (C4PEACE)	15,440,000		15,440,000

National Capital Region (NCR)	15,440,000		15,440,000

Central Office	15,440,000		15,440,000
Preventing and Countering Violent Extremism and Insurgency (PCVEI)	15,000,000		15,000,000

National Capital Region (NCR)	15,000,000		15,000,000

Central Office	15,000,000		15,000,000
LGU Information Management Program	25,007,000	10,000,000	35,007,000

National Capital Region (NCR)	25,007,000	10,000,000	35,007,000

Central Office	25,007,000	10,000,000	35,007,000
Decentralization and Constitutional Reform Advocacy Campaign (CORE)	30,000,000		30,000,000

National Capital Region (NCR)	30,000,000		30,000,000

Central Office	30,000,000		30,000,000
Strengthened LGU Database for Evidence-Based

JANUARY 3, 2022	OFFICIAL GAZETTE	1031
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Planning: Support to Community-Based Monitoring System		3,890,000		3,890,000

National Capital Region (NCR)		3,890,000		3,890,000

Central Office		3,890,000		3,890,000
Support to COVID-19 Contact Tracing Operations		250,000,000		250,000,000

National Capital Region (NCR)		250,000,000		250,000,000

Central Office		250,000,000		250,000,000
Installation of Barangay Management Information System (BMIS) in Barangay Poblacion, Victoria, Oriental Mindoro		3,000,000		3,000,000

Region IVB - MIMAROPA		3,000,000		3,000,000

Regional Office - IVB		3,000,000		3,000,000
Purchase and Distribution of Barangay Handbooks Advocacy Campaign		200,000,000		200,000,000

National Capital Region (NCR)		200,000,000		200,000,000

Central Office		200,000,000		200,000,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM		1,078,856,000		1,078,856,000

Local Governance Performance Management Program - Seal of Good Local Governance Incentive Fund (SGLG Fund)		1,000,000,000		1,000,000,000

National Capital Region (NCR)		1,000,000,000		1,000,000,000

Central Office		1,000,000,000		1,000,000,000
Project(s)
Locally-Funded Project(s)		78,856,000		78,856,000

Lupong Tagapamayapa Incentives Awards		14,586,000		14,586,000

National Capital Region (NCR)		14,586,000		14,586,000

Central Office		14,586,000		14,586,000
Manila Bay Clean-Up		54,270,000		54,270,000

National Capital Region (NCR)		54,270,000		54,270,000

Central Office		54,270,000		54,270,000
Bantay Korapsyon (BK)		10,000,000		10,000,000

National Capital Region (NCR)		10,000,000		10,000,000

Central Office		10,000,000		10,000,000

Sub-total, Operations	3,319,840,000	2,617,930,000	62,609,000	6,000,379,000

1032	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

TOTAL NEW APPROPRIATIONS	₱	3,720,277,000	₱	3,450,489,000	₱	96,305,000	₱	7,267,071,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,731,825

Total Permanent Positions	2,731,825

Other Compensation Common to All
Personnel Economic Relief Allowance	104,400
Representation Allowance	119,616
Transportation Allowance	119,508
Clothing and Uniform Allowance	26,100
Mid-Year Bonus - Civilian	227,652
Year End Bonus	227,652
Cash Gift	21,750
Productivity Enhancement Incentive	21,750
Step Increment	6,832

Total Other Compensation Common to All	875,260

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	13,029

Total Other Compensation for Specific Groups	13,029

Other Benefits
PAG-IBIG Contributions	5,219
PhilHealth Contributions	44,597
Employees Compensation Insurance Premiums	5,219
Loyalty Award - Civilian	3,930
Terminal Leave	19,786

Total Other Benefits	78,751

Non-Permanent Positions	21,412

Total Personnel Services	3,720,277

Maintenance and Other Operating Expenses
Travelling Expenses	144,901
Training and Scholarship Expenses	389,320
Supplies and Materials Expenses	345,772
Utility Expenses	75,723
Communication Expenses	136,094
Awards/Rewards and Prizes	48,640

JANUARY 3, 2022	OFFICIAL GAZETTE	1033
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	80,600
Extraordinary and Miscellaneous Expenses	5,618
Professional Services	84,986
General Services	845,846
Repairs and Maintenance	59,347
Financial Assistance/Subsidy	1,108,023
Taxes, Insurance Premiums and Other Fees	12,422
Other Maintenance and Operating Expenses
Advertising Expenses	11,420
Printing and Publication Expenses	41,639
Representation Expenses	1,213
Transportation and Delivery Expenses	2,044
Rent/Lease Expenses	43,999
Membership Dues and Contributions to Organizations	85
Subscription Expenses	12,787
Donations	10

Total Maintenance and Other Operating Expenses	3,450,489

Total Current Operating Expenditures	7,170,766

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	74,092
Transportation Equipment Outlay	14,250
Furniture, Fixtures and Books Outlay	7,963

Total Capital Outlays	96,305

TOTAL NEW APPROPRIATIONS	7,267,071

B. BUREAU OF FIRE PROTECTION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	26,188,202,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	3,574,985,000	₱	142,818,000	₱		₱	3,717,803,000
Operations		19,125,242,000		1,642,987,000		1,702,170,000		22,470,399,000

FIRE PREVENTION MANAGEMENT PROGRAM		104,781,000		223,723,000				328,504,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM		19,020,461,000		1,419,264,000		1,702,170,000		22,141,895,000

TOTAL NEW APPROPRIATIONS	₱	22,700,227,000	₱	1,785,805,000	₱	1,702,170,000	₱	26,188,202,000

1034	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Special Provision(s)

1. Fire Code Revenues. In addition to the amount appropriated herein, One Billion Pesos (P1,000,000,000) shall be used for the modernization of the Bureau of Fire Protection (BFP), including the acquisition and improvement of facilities, purchase of firetrucks, fire fighting, and personal protective equipment, and emergency and rescue equipment sourced from eighty percent (80%) of the taxes, fees and fines collected in accordance with Section 13 of R.A. No. 9514.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Trust Receipts from Firearms License Fees. Twenty percent (20%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated firefighter in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J.C. No. 1-92 dated May 8, 1992 and E.O. No. 338, s. 1996.

3. Maintenance and Other Operating Expenses of Fire Stations. The amount appropriated for the MOOE of the district, city and municipal fire stations, included under the budget of the BFP’s regional offices, shall be distributed within five (5) days from receipt of the allocation based on the criteria determined jointly by the DBM, DILG and BFP.

4. Use of Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the BFP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MOOE for the payment of damages to property and for injury and death of civilians resulting from lawful fire operations as determined by a competent court.

5. Quick Response Fund. The amount of Fifty Million Pesos (P50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities or for any other purpose not authorized in this provision.

6. Rice Subsidy. The amount of Two Hundred Thirty Three Million One Hundred Thirty Four Thousand Pesos (P233,134,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of BFP.

7. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, by Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,039,000	₱	142,818,000	₱		₱	172,857,000

National Capital Region (NCR)		30,039,000		142,818,000				172,857,000

Regional Office - NCR		30,039,000		142,818,000				172,857,000
Administration of Personnel Benefits		3,544,946,000						3,544,946,000

National Capital Region (NCR)		3,544,946,000						3,544,946,000

Regional Office - NCR		3,544,946,000						3,544,946,000

Sub-total, General Administration and Support		3,574,985,000		142,818,000				3,717,803,000

Operations
Protection of communities from destructive fires and other emergencies improved		19,125,242,000		1,642,987,000		1,702,170,000		22,470,399,000

FIRE PREVENTION MANAGEMENT PROGRAM		104,781,000		223,723,000				328,504,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1035
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Enforcement of fire safety, laws, rules, regulations and others	75,384,000	113,551,000		188,935,000

National Capital Region (NCR)	75,384,000	113,551,000		188,935,000

Regional Office - NCR	75,384,000	113,551,000		188,935,000
Information, Education and Communication (IEC) activities	29,397,000	110,172,000		139,569,000

National Capital Region (NCR)	29,397,000	110,172,000		139,569,000

Regional Office - NCR	29,397,000	110,172,000		139,569,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM	19,020,461,000	1,419,264,000	1,702,170,000	22,141,895,000

Fire operations activities	18,995,491,000	1,329,311,000	1,287,170,000	21,611,972,000

National Capital Region (NCR)	18,995,491,000	1,329,311,000	1,287,170,000	21,611,972,000

Regional Office - NCR	18,995,491,000	1,329,311,000	1,287,170,000	21,611,972,000
Fire investigation activities	313,000	25,367,000		25,680,000

National Capital Region (NCR)	313,000	25,367,000		25,680,000

Regional Office - NCR	313,000	25,367,000		25,680,000
Non-fire activities	24,657,000	14,586,000		39,243,000

National Capital Region (NCR)	24,657,000	14,586,000		39,243,000

Regional Office - NCR	24,657,000	14,586,000		39,243,000
Project(s)
Locally-Funded Project(s)		50,000,000	415,000,000	465,000,000

Quick Response Fund		50,000,000		50,000,000

National Capital Region (NCR)		50,000,000		50,000,000

Regional Office - NCR		50,000,000		50,000,000
Acquisition of Fire Trucks			275,000,000	275,000,000

National Capital Region (NCR)			275,000,000	275,000,000

Regional Office - NCR			275,000,000	275,000,000
Acquisition of Fire Trucks - Mandaluyong City			50,000,000	50,000,000

National Capital Region (NCR)			50,000,000	50,000,000

Regional Office - NCR			50,000,000	50,000,000
Acquisition of Fire Trucks - Marikina City			30,000,000	30,000,000

National Capital Region (NCR)			30,000,000	30,000,000

Regional Office - NCR			30,000,000	30,000,000

1036	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Acquisition of Fire Trucks - Marinduque						60,000,000		60,000,000

Regional IVB - MIMAROPA						60,000,000		60,000,000

Regional Office - IVB						60,000,000		60,000,000

Sub-total, Operations		19,125,242,000		1,642,987,000		1,702,170,000		22,470,399,000

TOTAL NEW APPROPRIATIONS	₱	22,700,227,000	₱	1,785,805,000	₱	1,702,170,000	₱	26,188,202,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	119,911

Total Permanent Positions	119,911

Other Compensation Common to All
Personnel Economic Relief Allowance	9,480
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	2,370
Mid-Year Bonus - Civilian	9,992
Year End Bonus	9,992
Cash Gift	1,975
Productivity Enhancement Incentive	1,975
Step Increment	300

Total Other Compensation Common to All	36,684

Other Benefits
PAG-IBIG Contributions	474
PhilHealth Contributions	2,072
Employees Compensation Insurance Premiums	474
Loyalty Award - Civilian	175

Total Other Benefits	3,195

Military/Uniformed Personnel
Basic Pay
Base Pay	11,582,500
Creation of New Positions	577,294

Total Basic Pay	12,159,794

JANUARY 3, 2022	OFFICIAL GAZETTE	1037
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Other Compensation Common to All
Personnel Economic Relief Allowance	717,336
Clothing/ Uniform Allowance	211,968
Subsistence Allowance	1,636,423
Laundry Allowance	11,217
Quarters Allowance	155,604
Longevity Pay	1,922,780
Mid-Year Bonus - Military/Uniformed Personnel	965,208
Year-end Bonus	965,208
Cash Gift	149,445
Productivity Enhancement Incentive	149,445

Total Other Compensation Common to All	6,884,634

Other Compensation for Specific Groups
Hazardous Duty Pay	37,076
Hazard Duty Pay	193,681
Training Subsistence Allowance	7,128
Hospitalization Expenses	14,065
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,795,867

Total Other Compensation for Specific Groups	2,047,817

Other Benefits
Special Group Term Insurance	2,152
PAG-IBIG Contributions	35,867
PhilHealth Contributions	202,521
Employees Compensation Insurance Premiums	35,867
Retirement Gratuity	454,571
Terminal Leave	717,214

Total Other Benefits	1,448,192

Total Personnel Services	22,700,227

Maintenance and Other Operating Expenses
Travelling Expenses	83,318
Training and Scholarship Expenses	25,971
Supplies and Materials Expenses	806,923
Utility Expenses	115,016
Communication Expenses	51,215
Awards/Rewards and Prizes	1,296
Professional Services	3,842
General Services	10,800
Repairs and Maintenance	282,864
Financial Assistance/Subsidy	233,134
Taxes, Insurance Premiums and Other Fees	66,080
Other Maintenance and Operating Expenses
Advertising Expenses	2,667
Printing and Publication Expenses	44,642
Transportation and Delivery Expenses	130
Rent/Lease Expenses	15,005
Subscription Expenses	474
Other Maintenance and Operating Expenses	42,428

Total Maintenance and Other Operating Expenses	1,785,805

1038	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Current Operating Expenditures	24,486,032

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,702,170

Total Capital Outlays	1,702,170

TOTAL NEW APPROPRIATIONS	26,188,202

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	21,347,504,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	3,009,322,000	₱	199,503,000	₱		₱	3,208,825,000
Operations		10,866,682,000		6,938,079,000		333,918,000		18,138,679,000

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		10,866,682,000		6,938,079,000		333,918,000		18,138,679,000

TOTAL NEW APPROPRIATIONS	₱	13,876,004,000	₱	7,137,582,000	₱	333,918,000	₱	21,347,504,000

Special Provision(s)

1. Trust Receipts from Firearms License Fees. Ten percent (10%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated jail officers in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J. C. No. 1-92 dated May 8, 1992 and E.O. No. 338.

2. Subsistence and Medicine Allowances of Prisoners. The amounts appropriated herein shall cover daily subsistence and medicine allowances at Four Billion Six Hundred Sixty Four Million Three Hundred Six Thousand Pesos (P4,664,306,000) and Nine Hundred Ninety Nine Million Four Hundred Ninety Four Thousand Pesos (P999,494,000), respectively, for One Hundred Eighty Two Thousand Five Hundred Fifty Six (182,556) assumed number of prisoners for the year.

3. Jail Facilities and Personnel. Notwithstanding Section 60 of R.A. No. 6975, the PNP shall continue to provide an adequate number of uniformed personnel to act as jail guards in the various city, municipal and district jails throughout the country until after sufficient jail guard positions have been created for the purpose.

The PNP shall ensure that uniformed women personnel assigned as jail guards shall be in proportion to the number of jails for women. Likewise, separate facilities and cells for women shall form part of the standard design in the construction and improvement of jails and its facilities.

4. Rice Subsidy. The amount of One Hundred Thirty One Million Five Hundred Fifty Five Thousand Pesos (P131,555,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of the Bureau of Jail Management and Penology (BJMP).

5. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

Current Operating Expenditures

JANUARY 3, 2022	OFFICIAL GAZETTE	1039
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,172,000	₱	199,503,000	₱		₱	224,675,000

National Capital Region (NCR)		25,172,000		199,503,000				224,675,000

Regional Office - NCR		25,172,000		199,503,000				224,675,000
Administration of Personnel Benefits		2,984,150,000						2,984,150,000

National Capital Region (NCR)		2,984,150,000						2,984,150,000

Regional Office - NCR		2,984,150,000						2,984,150,000

Sub-total, General Administration and Support		3,009,322,000		199,503,000				3,208,825,000

Operations
Safe and Humane Management of all district, city and municipal jails enhanced		10,866,682,000		6,938,079,000		333,918,000		18,138,679,000

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		10,866,682,000		6,938,079,000		333,918,000		18,138,679,000

Custody, safekeeping and rehabilitation of district, city and municipal inmates awaiting investigation, trial and/or transfer to the national penitentiary		10,866,682,000		6,935,954,000		195,718,000		17,998,354,000

National Capital Region (NCR)		10,866,682,000		6,935,954,000		195,718,000		17,998,354,000

Regional Office - NCR		10,866,682,000		6,935,954,000		195,718,000		17,998,354,000
Project(s)
Locally-Funded Project(s)				2,125,000		138,200,000		140,325,000

Unified Digital Communication and Dispatch System				125,000		50,545,000		50,670,000

National Capital Region (NCR)				125,000		50,545,000		50,670,000

Regional Office - NCR				125,000		50,545,000		50,670,000
Single Carpeta Project System Roll-Out				2,000,000		38,600,000		40,600,000

National Capital Region (NCR)				2,000,000		38,600,000		40,600,000

Regional Office - NCR				2,000,000		38,600,000		40,600,000
Jail Integrated Command and Control Center						49,055,000		49,055,000

National Capital Region (NCR)						49,055,000		49,055,000

Regional Office - NCR						49,055,000		49,055,000

Sub-total, Operations		10,866,682,000		6,938,079,000		333,918,000		18,138,679,000

1040	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

TOTAL NEW APPROPRIATIONS	₱	13,876,004,000	₱	7,137,582,000	₱	333,918,000	₱	21,347,504,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	39,228

Total Permanent Positions	39,228

Other Compensation Common to All
Personnel Economic Relief Allowance	2,136
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	534
Mid-Year Bonus - Civilian	3,269
Year End Bonus	3,269
Cash Gift	445
Productivity Enhancement Incentive	445
Step Increment	98

Total Other Compensation Common to All	11,240

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,777

Total Other Compensation for Specific Groups	3,777

Other Benefits
PAG-IBIG Contributions	107
PhilHealth Contributions	638
Employees Compensation Insurance Premiums	107
Terminal Leave	509

Total Other Benefits	1,361

Military/Uniformed Personnel
Basic Pay
Base Pay	6,593,870
Creation of New Positions	577,294

Total Basic Pay	7,171,164

Other Compensation Common to All
Personnel Economic Relief Allowance	404,784
Clothing/ Uniform Allowance	92,777

JANUARY 3, 2022	OFFICIAL GAZETTE	1041
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Subsistence Allowance	923,414
Laundry Allowance	6,484
Quarters Allowance	87,560
Longevity Pay	1,169,821
Mid-Year Bonus - Military/Uniformed Personnel	549,489
Year-end Bonus	549,489
Cash Gift	84,330
Productivity Enhancement Incentive	84,330

Total Other Compensation Common to All	3,952,478

Other Compensation for Specific Groups
Hazardous Duty Pay	19,427
Hazard Duty Pay	109,292
Training Subsistence Allowance	4,800
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,625,361

Total Other Compensation for Specific Groups	1,758,880

Other Benefits
Special Group Term Insurance	1,214
PAG-IBIG Contributions	20,239
PhilHealth Contributions	115,198
Employees Compensation Insurance Premiums	20,239
Retirement Gratuity	299,629
Terminal Leave	481,357

Total Other Benefits	937,876

Total Personnel Services	13,876,004

Maintenance and Other Operating Expenses

Travelling Expenses	29,264
Training and Scholarship Expenses	25,296
Supplies and Materials Expenses	6,281,034
Utility Expenses	276,745
Communication Expenses	81,955
Awards/Rewards and Prizes	3,587
Survey, Research, Exploration and Development Expenses	1,500
Professional Services	17,460
General Services	1,900
Repairs and Maintenance	224,486
Financial Assistance/Subsidy	131,555
Taxes, Insurance Premiums and Other Fees	27,731
Other Maintenance and Operating Expenses
Advertising Expenses	281
Printing and Publication Expenses	11,102
Representation Expenses	1,000
Transportation and Delivery Expenses	1,238
Rent/Lease Expenses	10,000
Subscription Expenses	487
Other Maintenance and Operating Expenses	10,961

Total Maintenance and Other Operating Expenses	7,137,582

Total Current Operating Expenditures	21,013,586

1042	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	39,000
Buildings and Other Structures	39,458
Machinery and Equipment Outlay	233,460
Transportation Equipment Outlay	22,000

Total Capital Outlays	333,918

TOTAL NEW APPROPRIATIONS	21,347,504

D. LOCAL GOVERNMENT ACADEMY

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	365,704,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,033,000	₱	30,485,000	₱		₱	41,518,000
Operations		21,312,000		297,674,000		5,200,000		324,186,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		21,312,000		297,674,000		5,200,000		324,186,000

TOTAL NEW APPROPRIATIONS	₱	32,345,000	₱	328,159,000	₱	5,200,000	₱	365,704,000

Special Provision(s)

1. Enhancing Local Government Unit Capacity on Climate Change Adaptation and Disaster Risk Management Framework. The amount of Seventy Six Million Pesos (P76,000,000) appropriated herein for the Enhancement of LGU Capacity on Climate Change Adaptation and Disaster Risk Management Framework shall be used to enable LGUs to effectively implement disaster prevention and risk reduction measures through the strengthening of communities and people’s capacity to anticipate, cope with, and recover from disasters.

2. Prohibition on the Use of Funds. No appropriations authorized herein shall be used for the lakbay-aral and other similar activities of local government officials and employees.

3. Training Programs. The DILG, through the Local Government Academy (LGA), shall conduct training programs on (1) enhanced local climate change action plans; and (2) laws on environmental protection, ecological solid waste management, climate change adaptation and mitigation, and disaster risk reduction, including measures towards the preservation of their indigenous culture.

It shall also hold peer-to-peer learning exchanges on best practices on climate change adaptation and mitigation.

4. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

JANUARY 3, 2022	OFFICIAL GAZETTE	1043
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,033,000	₱	30,485,000	₱		₱	41,518,000

Sub-total, General Administration and Support		11,033,000		30,485,000				41,518,000

Operations
Local governance capacity of LGU and DILG LG sector personnel improved		21,312,000		297,674,000		5,200,000		324,186,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		21,312,000		297,674,000		5,200,000		324,186,000

Conduct of research studies and formulation of policies, guidelines for LGU and department personnel related to capacity building		8,040,000		14,366,000				22,406,000
Development and implementation of capacity development programs for LGU and DILG LG-sector personnel		13,272,000		213,342,000				226,614,000
Project(s)
Locally-Funded Project(s)				69,966,000		5,200,000		75,166,000

Enterprise Solution Management				5,396,000		5,200,000		10,596,000
Modernization of LGA Training Center in Los Baños, Laguna				14,570,000				14,570,000
Support to Upscale Organizational Grit of Local Government Units				50,000,000				50,000,000

Sub-total, Operations		21,312,000		297,674,000		5,200,000		324,186,000

TOTAL NEW APPROPRIATIONS	₱	32,345,000	₱	328,159,000	₱	5,200,000	₱	365,704,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	25,027

Total Permanent Positions	25,027

Other Compensation Common to All
Personnel Economic Relief Allowance	1,080
Representation Allowance	390

1044	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Transportation Allowance	390
Clothing and Uniform Allowance	270
Mid-Year Bonus - Civilian	2,085
Year End Bonus	2,085
Cash Gift	225
Productivity Enhancement Incentive	225
Step Increment	63

Total Other Compensation Common to All	6,813

Other Benefits
PAG-IBIG Contributions	54
PhilHealth Contributions	397
Employees Compensation Insurance Premiums	54

Total Other Benefits	505

Total Personnel Services	32,345

Maintenance and Other Operating Expenses
Travelling Expenses	1,746
Training and Scholarship Expenses	269,211
Supplies and Materials Expenses	5,988
Utility Expenses	3,362
Communication Expenses	4,929
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,372
General Services	6,490
Repairs and Maintenance	17,325
Taxes, Insurance Premiums and Other Fees	470
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,216
Transportation and Delivery Expenses	108
Rent/Lease Expenses	10,275
Membership Dues and Contributions to Organizations	50
Subscription Expenses	4,499

Total Maintenance and Other Operating Expenses	328,159

Total Current Operating Expenditures	360,504

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,200

Total Capital Outlays	5,200

TOTAL NEW APPROPRIATIONS	365,704

E. NATIONAL COMMISSION ON MUSLIM FILIPINOS

For general administration and support, support to operations, and operations, as indicated hereunder	₱	768,599,000

New Appropriations, by Program

JANUARY 3, 2022	OFFICIAL GAZETTE	1045
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	144,320,000	₱	32,925,000	₱		₱	177,245,000
Support to Operations		37,457,000		22,152,000		13,976,000		73,585,000
Operations		450,036,000		67,733,000				517,769,000

SOCIO-CULTURAL PROGRAM		401,313,000		59,539,000				460,852,000
SOCIO-ECONOMIC PROGRAM		19,753,000		3,193,000				22,946,000
SOCIAL PROTECTION PROGRAM		28,970,000		5,001,000				33,971,000

TOTAL NEW APPROPRIATIONS	₱	631,813,000	₱	122,810,000	₱	13,976,000	₱	768,599,000

Special Provision(s)

1. Trust Receipts for Hajj. Advance payments by pilgrims and local and foreign donations received to cover expenses for the annual Hajj shall be recorded as trust receipts in accordance with E. O. No. 338, as implemented by COA-DBM-DOF J.C. No. 1-97 dated January 2, 1997.

2. Appropriations for Hajj. The amount of Thirty Seven Million Four Hundred Sixty Eight Thousand Pesos (P37,468,000) appropriated herein for MOOE includes the administrative expenses of the National Commission on Muslim Filipinos (NCMF) supervisory team in the annual Hajj.

3. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,402,000	₱	32,925,000	₱		₱	119,327,000
Administration of Personnel Benefits		57,918,000						57,918,000

Sub-total, General Administration and Support		144,320,000		32,925,000				177,245,000

Support to Operations
Planning, Research and Development, Monitoring and Evaluation, and Information Systems Management		23,909,000		17,757,000		13,976,000		55,642,000
Information dissemination on issues and concerns affecting Muslim Filipinos		13,548,000		1,393,000				14,941,000
Policy and advisory services				3,002,000				3,002,000

1046	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Sub-total, Support to Operations	37,457,000	22,152,000	13,976,000	73,585,000

Operations
Muslim culture, traditions, and cultural centers preserved, developed and strengthened	401,313,000	59,539,000		460,852,000

SOCIO-CULTURAL PROGRAM	401,313,000	59,539,000		460,852,000

Administration and supervision of Hajj operations	5,798,000	37,468,000		43,266,000
Institutional support, development and promotion for
Madrasah Education, Shari’ah program and Qur’an competitions	17,797,000	5,192,000		22,989,000
Promotion, development, management and preservation of Muslim cultural centers, heritage, holidays, festivities and cultural activities	377,718,000	16,879,000		394,597,000
Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized	48,723,000	8,194,000		56,917,000

SOCIO-ECONOMIC PROGRAM	19,753,000	3,193,000		22,946,000

Promotion, development and management of Endowment Services		439,000		439,000
Promotion and development of Muslim Micro and Small
Enterprise (MSEs)	19,753,000	2,270,000		22,023,000
Promotion and development of Halal		484,000		484,000
SOCIAL PROTECTION PROGRAM	28,970,000	5,001,000		33,971,000

Support and assistance to Muslim education and advocacy program	4,786,000	497,000		5,283,000
Legal and paralegal services to Muslim Filipino Communities		1,570,000		1,570,000
Assistance to Muslim settlement, ancestral lands, relocation and disaster relief services	13,067,000	1,489,000		14,556,000
Peace initiatives and conflict resolution	11,117,000	1,445,000		12,562,000

Sub-total, Operations	450,036,000	67,733,000		517,769,000

TOTAL NEW APPROPRIATIONS	₱631,813,000	₱122,810,000	₱13,976,000	₱768,599,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	441,114

JANUARY 3, 2022	OFFICIAL GAZETTE	1047
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Total Permanent Positions	441,114

Other Compensation Common to All
Personnel Economic Relief Allowance	19,128
Representation Allowance	8,394
Transportation Allowance	8,394
Clothing and Uniform Allowance	4,782
Mid-Year Bonus - Civilian	36,760
Year End Bonus	36,760
Cash Gift	3,985
Productivity Enhancement Incentive	3,985
Step Increment	1,101

Total Other Compensation Common to All	123,289

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	817

Total Other Compensation for Specific Groups	817

Other Benefits
PAG-IBIG Contributions	957
PhilHealth Contributions	6,761
Employees Compensation Insurance Premiums	957
Terminal Leave	57,918

Total Other Benefits	66,593

Total Personnel Services	631,813

Maintenance and Other Operating Expenses
Travelling Expenses	32,922
Training and Scholarship Expenses	4,187
Supplies and Materials Expenses	12,160
Utility Expenses	6,763
Communication Expenses	15,502
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,130
Professional Services	1,204
General Services	10,136
Repairs and Maintenance	1,066
Financial Assistance/Subsidy	140
Taxes, Insurance Premiums and Other Fees	152
Other Maintenance and Operating Expenses
Advertising Expenses	255
Printing and Publication Expenses	1,409
Representation Expenses	7,942
Rent/Lease Expenses	20,301
Subscription Expenses	541
Other Maintenance and Operating Expenses	4,000

Total Maintenance and Other Operating Expenses	122,810

Total Current Operating Expenditures	754,623

1048	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	13,976

Total Capital Outlays	13,976

TOTAL NEW APPROPRIATIONS	768,599

F. NATIONAL POLICE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,912,687,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	298,529,000	₱	157,838,000	₱	60,000,000	₱	516,367,000
Operations		1,311,871,000		84,449,000				1,396,320,000

POLICE ADMINISTRATION PROGRAM		1,271,008,000		76,735,000				1,347,743,000
CRIME PREVENTION AND COORDINATION PROGRAM		40,863,000		7,714,000				48,577,000

TOTAL NEW APPROPRIATIONS	₱	1,610,400,000	₱	242,287,000	₱	60,000,000	₱	1,912,687,000

Special Provision(s)

1. Payment of Police Benefits. The amount of Eight Hundred Thirty Five Million One Hundred Forty Five Thousand Pesos (P835,145,000) appropriated herein for the payment of police benefits shall be released upon submission by the National Police Commission (NAPOLCOM) of the list of claimants with the corresponding benefits and amount.

2. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	295,421,000	₱	157,838,000	₱	60,000,000	₱	513,259,000

National Capital Region (NCR)		122,447,000		104,459,000		60,000,000		286,906,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1049
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Central Office	107,866,000	97,166,000	60,000,000	265,032,000
Regional Office - NCR	14,581,000	7,293,000		21,874,000
Region I - Ilocos	12,764,000	2,732,000		15,496,000

Regional Office - I	12,764,000	2,732,000		15,496,000
Cordillera Administrative Region (CAR)	8,451,000	2,614,000		11,065,000

Regional Office - CAR	8,451,000	2,614,000		11,065,000
Region II - Cagayan Valley	10,787,000	2,863,000		13,650,000

Regional Office - II	10,787,000	2,863,000		13,650,000
Region III - Central Luzon	11,313,000	3,154,000		14,467,000

Regional Office - III	11,313,000	3,154,000		14,467,000
Region IVA - CALABARZON	8,105,000	3,386,000		11,491,000

Regional Office - IVA	8,105,000	3,386,000		11,491,000
Region IVB - MIMAROPA	7,717,000	2,529,000		10,246,000

Regional Office - IVB	7,717,000	2,529,000		10,246,000
Region V - Bicol	12,928,000	3,541,000		16,469,000

Regional Office - V	12,928,000	3,541,000		16,469,000
Region VI - Western Visayas	12,855,000	3,783,000		16,638,000

Regional Office - VI	12,855,000	3,783,000		16,638,000
Region VII - Central Visayas	11,413,000	3,825,000		15,238,000

Regional Office - VII	11,413,000	3,825,000		15,238,000
Region VIII - Eastern Visayas	14,335,000	4,467,000		18,802,000

Regional Office - VIII	14,335,000	4,467,000		18,802,000
Region IX - Zamboanga Peninsula	12,892,000	3,523,000		16,415,000

Regional Office - IX	12,892,000	3,523,000		16,415,000
Region X - Northern Mindanao	12,235,000	3,851,000		16,086,000

Regional Office - X	12,235,000	3,851,000		16,086,000
Region XI - Davao	12,495,000	4,330,000		16,825,000

Regional Office - XI	12,495,000	4,330,000		16,825,000
Region XII - SOCCSKSARGEN	9,543,000	3,096,000		12,639,000

Regional Office - XII	9,543,000	3,096,000		12,639,000

1050	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XIII - Caraga	5,626,000	2,906,000		8,532,000

Regional Office - XIII	5,626,000	2,906,000		8,532,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	9,515,000	2,779,000		12,294,000

Regional Office - BARMM	9,515,000	2,779,000		12,294,000
Administration of Personnel Benefits	3,108,000			3,108,000

National Capital Region (NCR)	3,108,000			3,108,000

Central Office	3,108,000			3,108,000

Sub-total, General Administration and Support	298,529,000	157,838,000	60,000,000	516,367,000

Operations
Police Professionalized	1,311,871,000	84,449,000		1,396,320,000

POLICE ADMINISTRATION PROGRAM	1,271,008,000	76,735,000		1,347,743,000

POLICE SUPERVISION SUB-PROGRAM	215,940,000	68,622,000		284,562,000

Oversight of Police Administration and Operations	32,454,000	33,315,000		65,769,000

National Capital Region (NCR)	32,454,000	33,315,000		65,769,000

Central Office	32,454,000	33,315,000		65,769,000
Development and Administration of PNP Entrance and Promotional Examinations	18,857,000	20,197,000		39,054,000

National Capital Region (NCR)	13,257,000	11,902,000		25,159,000

Central Office	12,854,000	11,082,000		23,936,000
Regional Office - NCR	403,000	820,000		1,223,000
Region I - Ilocos	403,000	414,000		817,000

Regional Office - I	403,000	414,000		817,000
Cordillera Administrative Region (CAR)	255,000	488,000		743,000

Regional Office - CAR	255,000	488,000		743,000
Region II - Cagayan Valley	403,000	415,000		818,000

Regional Office - II	403,000	415,000		818,000
Region III - Central Luzon	409,000	466,000		875,000

Regional Office - III	409,000	466,000		875,000
Region IVA - CALABARZON	284,000	412,000		696,000

Regional Office - IVA	284,000	412,000		696,000
Region IVB - MIMAROPA	284,000	416,000		700,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1051
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Regional Office - IVB	284,000	416,000	700,000
Region V - Bicol	403,000	673,000	1,076,000

Regional Office - V	403,000	673,000	1,076,000
Region VI - Western Visayas	403,000	962,000	1,365,000

Regional Office - VI	403,000	962,000	1,365,000
Region VII - Central Visayas	435,000	670,000	1,105,000

Regional Office - VII	435,000	670,000	1,105,000
Region VIII - Eastern Visayas	403,000	786,000	1,189,000

Regional Office - VIII	403,000	786,000	1,189,000
Region IX - Zamboanga Peninsula	403,000	414,000	817,000

Regional Office - IX	403,000	414,000	817,000
Region X - Northern Mindanao	403,000	414,000	817,000

Regional Office - X	403,000	414,000	817,000
Region XI - Davao	412,000	516,000	928,000

Regional Office - XI	412,000	516,000	928,000
Region XII - SOCCSKSARGEN	403,000	417,000	820,000

Regional Office - XII	403,000	417,000	820,000
Region XIII - Caraga		416,000	416,000

Regional Office - XIII		416,000	416,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	297,000	416,000	713,000

Regional Office - BARMM	297,000	416,000	713,000
Inspection and audit of PNP offices, monitoring, review and evaluation of NAPOLCOM policies and standards	164,629,000	15,110,000	179,739,000

National Capital Region (NCR)	67,565,000	5,618,000	73,183,000

Central Office	58,240,000	4,973,000	63,213,000
Regional Office - NCR	9,325,000	645,000	9,970,000
Region I - Ilocos	6,824,000	575,000	7,399,000

Regional Office - I	6,824,000	575,000	7,399,000
Cordillera Administrative Region (CAR)	4,015,000	493,000	4,508,000

Regional Office - CAR	4,015,000	493,000	4,508,000
Region II - Cagayan Valley	7,114,000	678,000	7,792,000

1052	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office - II	7,114,000	678,000	7,792,000
Region III - Central Luzon	7,065,000	824,000	7,889,000

Regional Office - III	7,065,000	824,000	7,889,000
Region IVA - CALABARZON	4,920,000	609,000	5,529,000

Regional Office - IVA	4,920,000	609,000	5,529,000
Region IVB - MIMAROPA	5,741,000	569,000	6,310,000

Regional Office - IVB	5,741,000	569,000	6,310,000
Region V - Bicol	6,992,000	517,000	7,509,000

Regional Office - V	6,992,000	517,000	7,509,000
Region VI - Western Visayas	5,287,000	396,000	5,683,000

Regional Office - VI	5,287,000	396,000	5,683,000
Region VII - Central Visayas	7,046,000	488,000	7,534,000

Regional Office - VII	7,046,000	488,000	7,534,000
Region VIII - Eastern Visayas	5,364,000	585,000	5,949,000

Regional Office - VIII	5,364,000	585,000	5,949,000
Region IX - Zamboanga Peninsula	6,436,000	589,000	7,025,000

Regional Office - IX	6,436,000	589,000	7,025,000
Region X - Northern Mindanao	6,500,000	812,000	7,312,000

Regional Office - X	6,500,000	812,000	7,312,000
Region XI - Davao	6,953,000	679,000	7,632,000

Regional Office - XI	6,953,000	679,000	7,632,000
Region XII - SOCCSKSARGEN	7,097,000	599,000	7,696,000

Regional Office - XII	7,097,000	599,000	7,696,000
Region XIII - Caraga	3,362,000	411,000	3,773,000

Regional Office - XIII	3,362,000	411,000	3,773,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	6,348,000	668,000	7,016,000

Regional Office - BARMM	6,348,000	668,000	7,016,000
POLICE DISCIPLINARY SUB-PROGRAM	213,828,000	7,747,000	221,575,000

Management of Police Summary Dismissal Cases (NAPOLCOM Disciplinary Machinery)	5,370,000		5,370,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1053
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

National Capital Region (NCR)	5,370,000		5,370,000

Central Office	5,370,000		5,370,000
Adjudication of Appeals (National Appellate Board and Regional Appellate Boards)	60,364,000	2,062,000	62,426,000

National Capital Region (NCR)	20,712,000	608,000	21,320,000

Central Office	4,197,000	342,000	4,539,000
Regional Office - NCR	16,515,000	266,000	16,781,000
Region I - Ilocos	3,029,000	100,000	3,129,000

Regional Office - I	3,029,000	100,000	3,129,000
Cordillera Administrative Region (CAR)	2,816,000	100,000	2,916,000

Regional Office - CAR	2,816,000	100,000	2,916,000
Region II - Cagayan Valley	2,999,000	100,000	3,099,000

Regional Office - II	2,999,000	100,000	3,099,000
Region III - Central Luzon	2,990,000	100,000	3,090,000

Regional Office - III	2,990,000	100,000	3,090,000
Region IVA - CALABARZON	2,890,000	54,000	2,944,000

Regional Office - IVA	2,890,000	54,000	2,944,000
Region IVB - MIMAROPA	527,000	100,000	627,000

Regional Office - IVB	527,000	100,000	627,000
Region V - Bicol	2,939,000	100,000	3,039,000

Regional Office - V	2,939,000	100,000	3,039,000
Region VI - Western Visayas	2,909,000	100,000	3,009,000

Regional Office - VI	2,909,000	100,000	3,009,000
Region VII - Central Visayas	2,786,000	100,000	2,886,000

Regional Office - VII	2,786,000	100,000	2,886,000
Region VIII - Eastern Visayas	3,195,000	100,000	3,295,000

Regional Office - VIII	3,195,000	100,000	3,295,000
Region IX - Zamboanga Peninsula	2,590,000	100,000	2,690,000

Regional Office - IX	2,590,000	100,000	2,690,000
Region X - Northern Mindanao	2,155,000	100,000	2,255,000

Regional Office - X	2,155,000	100,000	2,255,000

1054	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XI - Davao	2,753,000	100,000	2,853,000

Regional Office - XI	2,753,000	100,000	2,853,000
Region XII - SOCCSKSARGEN	2,516,000	100,000	2,616,000

Regional Office - XII	2,516,000	100,000	2,616,000
Region XIII - Caraga	29,000		29,000

Regional Office - XIII	29,000		29,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,529,000	100,000	2,629,000

Regional Office - BARMM	2,529,000	100,000	2,629,000
Rendition of Opinions and Legal Services	148,094,000	5,685,000	153,779,000

National Capital Region (NCR)	34,468,000	2,695,000	37,163,000

Central Office	24,497,000	2,518,000	27,015,000
Regional Office - NCR	9,971,000	177,000	10,148,000
Region I - Ilocos	8,276,000	187,000	8,463,000

Regional Office - I	8,276,000	187,000	8,463,000
Cordillera Administrative Region (CAR)	8,871,000	209,000	9,080,000

Regional Office - CAR	8,871,000	209,000	9,080,000
Region II - Cagayan Valley	5,171,000	219,000	5,390,000

Regional Office - II	5,171,000	219,000	5,390,000
Region III - Central Luzon	14,868,000	199,000	15,067,000

Regional Office - III	14,868,000	199,000	15,067,000
Region IVA - CALABARZON	6,861,000	209,000	7,070,000

Regional Office - IVA	6,861,000	209,000	7,070,000
Region IVB - MIMAROPA	6,365,000	134,000	6,499,000

Regional Office - IVB	6,365,000	134,000	6,499,000
Region V - Bicol	5,252,000	214,000	5,466,000

Regional Office - V	5,252,000	214,000	5,466,000
Region VI - Western Visayas	10,081,000	252,000	10,333,000

Regional Office - VI	10,081,000	252,000	10,333,000
Region VII - Central Visayas	8,331,000	219,000	8,550,000

Regional Office - VII	8,331,000	219,000	8,550,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1055
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region VIII - Eastern Visayas	11,948,000	199,000	12,147,000

Regional Office - VIII	11,948,000	199,000	12,147,000
Region IX - Zamboanga Peninsula	5,181,000	209,000	5,390,000

Regional Office - IX	5,181,000	209,000	5,390,000
Region X - Northern Mindanao	3,529,000	192,000	3,721,000

Regional Office - X	3,529,000	192,000	3,721,000
Region XI - Davao	9,985,000	172,000	10,157,000

Regional Office - XI	9,985,000	172,000	10,157,000
Region XII - SOCCSKSARGEN	1,889,000	177,000	2,066,000

Regional Office - XII	1,889,000	177,000	2,066,000
Region XIII - Caraga	1,971,000	62,000	2,033,000

Regional Office - XIII	1,971,000	62,000	2,033,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	5,047,000	137,000	5,184,000

Regional Office - BARMM	5,047,000	137,000	5,184,000
POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM	841,240,000	366,000	841,606,000

Management of Police Benefit Funds	841,240,000	366,000	841,606,000

National Capital Region (NCR)	515,653,000	59,000	515,712,000

Central Office	465,145,000		465,145,000
Regional Office - NCR	50,508,000	59,000	50,567,000
Region I - Ilocos	20,502,000	22,000	20,524,000

Regional Office - I	20,502,000	22,000	20,524,000
Cordillera Administrative Region (CAR)	20,000,000	21,000	20,021,000

Regional Office - CAR	20,000,000	21,000	20,021,000
Region II - Cagayan Valley	20,508,000	22,000	20,530,000

Regional Office - II	20,508,000	22,000	20,530,000
Region III - Central Luzon	20,516,000	22,000	20,538,000

Regional Office - III	20,516,000	22,000	20,538,000
Region IVA - CALABARZON	20,502,000	22,000	20,524,000

Regional Office - IVA	20,502,000	22,000	20,524,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Region IVB - MIMAROPA	20,000,000		20,000,000

Regional Office - IVB	20,000,000		20,000,000
Region V - Bicol	20,502,000	22,000	20,524,000

Regional Office - V	20,502,000	22,000	20,524,000
Region VI - Western Visayas	20,512,000	22,000	20,534,000

Regional Office - VI	20,512,000	22,000	20,534,000
Region VII - Central Visayas	20,502,000	22,000	20,524,000

Regional Office - VII	20,502,000	22,000	20,524,000
Region VIII - Eastern Visayas	20,502,000	22,000	20,524,000

Regional Office - VIII	20,502,000	22,000	20,524,000
Region IX - Zamboanga Peninsula	20,502,000	22,000	20,524,000

Regional Office - IX	20,502,000	22,000	20,524,000
Region X - Northern Mindanao	20,000,000	22,000	20,022,000

Regional Office - X	20,000,000	22,000	20,022,000
Region XI - Davao	20,512,000	22,000	20,534,000

Regional Office - XI	20,512,000	22,000	20,534,000
Region XII - SOCCSKSARGEN	20,527,000	22,000	20,549,000

Regional Office - XII	20,527,000	22,000	20,549,000
Region XIII - Caraga	20,000,000		20,000,000

Regional Office - XIII	20,000,000		20,000,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	20,000,000	22,000	20,022,000

Regional Office - BARMM	20,000,000	22,000	20,022,000
CRIME PREVENTION AND COORDINATION PROGRAM	40,863,000	7,714,000	48,577,000

Formulation, Management, Coordination and Monitoring of National Crime Prevention Program	40,863,000	7,714,000	48,577,000

National Capital Region (NCR)	25,196,000	5,517,000	30,713,000

Central Office	24,058,000	5,382,000	29,440,000
Regional Office - NCR	1,138,000	135,000	1,273,000
Region I - Ilocos	1,091,000	170,000	1,261,000

Regional Office - I	1,091,000	170,000	1,261,000
Cordillera Administrative Region (CAR)	1,142,000	143,000	1,285,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1057
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Regional Office - CAR	1,142,000	143,000	1,285,000
Region II - Cagayan Valley	1,138,000	171,000	1,309,000

Regional Office - II	1,138,000	171,000	1,309,000
Region III - Central Luzon	1,142,000	166,000	1,308,000

Regional Office - III	1,142,000	166,000	1,308,000
Region IVA - CALABARZON	403,000	81,000	484,000

Regional Office - IVA	403,000	81,000	484,000
Region IVB - MIMAROPA	684,000	109,000	793,000

Regional Office - IVB	684,000	109,000	793,000
Region V - Bicol	1,112,000	120,000	1,232,000

Regional Office - V	1,112,000	120,000	1,232,000
Region VI - Western Visayas	1,091,000	115,000	1,206,000

Regional Office - VI	1,091,000	115,000	1,206,000
Region VII - Central Visayas	1,158,000	198,000	1,356,000

Regional Office - VII	1,158,000	198,000	1,356,000
Region VIII - Eastern Visayas	1,119,000	143,000	1,262,000

Regional Office - VIII	1,119,000	143,000	1,262,000
Region IX - Zamboanga Peninsula	684,000	166,000	850,000

Regional Office - IX	684,000	166,000	850,000
Region X - Northern Mindanao	1,120,000	160,000	1,280,000

Regional Office - X	1,120,000	160,000	1,280,000
Region XI - Davao	1,147,000	146,000	1,293,000

Regional Office - XI	1,147,000	146,000	1,293,000
Region XII - SOCCSKSARGEN	1,142,000	111,000	1,253,000

Regional Office - XII	1,142,000	111,000	1,253,000
Region XIII - Caraga	403,000		403,000

Regional Office - XIII	403,000		403,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,091,000	198,000	1,289,000

Regional Office - BARMM	1,091,000	198,000	1,289,000

Sub-total, Operations	1,311,871,000	84,449,000	1,396,320,000

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GENERAL APPROPRIATIONS ACT, FY 2022

TOTAL NEW APPROPRIATIONS	₱	1,610,400,000	₱	242,287,000	₱	60,000,000	₱	1,912,687,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	586,096

Total Permanent Positions	586,096

Other Compensation Common to All
Personnel Economic Relief Allowance	27,096
Representation Allowance	12,948
Transportation Allowance	14,148
Clothing and Uniform Allowance	6,774
Mid-Year Bonus - Civilian	48,834
Year End Bonus	48,834
Cash Gift	5,645
Per Diems	608
Productivity Enhancement Incentive	5,645
Step Increment	1,463

Total Other Compensation Common to All	171,995

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	49

Total Other Compensation for Specific Groups	49

Other Benefits
PAG-IBIG Contributions	1,344
PhilHealth Contributions	8,583
Employees Compensation Insurance Premiums	1,344
Loyalty Award - Civilian	315
Terminal Leave	3,108

Total Other Benefits	14,694

Non-Permanent Positions	2,421

Military/Uniformed Personnel
Other Personnel Benefits
Police Benefits	835,145

Total Other Personnel Benefits	835,145

JANUARY 3, 2022	OFFICIAL GAZETTE	1059
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Total Personnel Services	1,610,400

Maintenance and Other Operating Expenses
Travelling Expenses	33,762
Training and Scholarship Expenses	10,628
Supplies and Materials Expenses	64,306
Utility Expenses	30,320
Communication Expenses	19,314
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,521
Professional Services	848
General Services	19,546
Repairs and Maintenance	22,860
Taxes, Insurance Premiums and Other Fees	2,599
Other Maintenance and Operating Expenses
Advertising Expenses	105
Printing and Publication Expenses	1,780
Representation Expenses	23,766
Transportation and Delivery Expenses	200
Rent/Lease Expenses	8,741
Subscription Expenses	691
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	242,287

Total Current Operating Expenditures	1,852,687

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	60,000

Total Capital Outlays	60,000

TOTAL NEW APPROPRIATIONS	1,912,687

G. NATIONAL YOUTH COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	134,617,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	11,281,000	₱	3,776,000		₱	15,057,000
Operations		52,697,000		66,863,000			119,560,000

YOUTH DEVELOPMENT PROGRAM		52,697,000		66,863,000			119,560,000

TOTAL NEW APPROPRIATIONS	₱	63,978,000	₱	70,639,000		₱	134,617,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Special Provision(s)

1. Sangguniang Kabataan Mandatory and Continuing Training Fund. The amount of Thirty Five Million Pesos (₱35,000,000) appropriated herein shall be used exclusively for the conduct of capacity-building activities for the Sangguniang Kabataan officials and members of the Local Youth Development Councils in accordance with Sections 27, 28 and 29 of R.A. No. 10742. In no case shall said amount be used for any other purpose.

2. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,597,000	₱	3,776,000		₱	14,373,000
Administration of Personnel Benefits		684,000					684,000

Sub-total, General Administration and Support		11,281,000		3,776,000			15,057,000

Operations
Coordination of government actions for the development of the youth improved		52,697,000		66,863,000			119,560,000

YOUTH DEVELOPMENT PROGRAM		52,697,000		66,863,000			119,560,000

Formulate policies and coordinate implementation of Youth Development Programs		52,697,000		66,863,000			119,560,000

Sub-total, Operations		52,697,000		66,863,000			119,560,000

TOTAL NEW APPROPRIATIONS	₱	63,978,000	₱	70,639,000		₱	134,617,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	48,915

Total Permanent Positions	48,915

JANUARY 3, 2022	OFFICIAL GAZETTE	1061
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Other Compensation Common to All
Personnel Economic Relief Allowance	1,968
Representation Allowance	960
Transportation Allowance	960
Clothing and Uniform Allowance	492
Mid-Year Bonus - Civilian	4,076
Year End Bonus	4,076
Cash Gift	410
Productivity Enhancement Incentive	410
Step Increment	122

Total Other Compensation Common to All	13,474

Other Benefits
PAG-IBIG Contributions	98
PhilHealth Contributions	709
Employees Compensation Insurance Premiums	98
Terminal Leave	684

Total Other Benefits	1,589

Total Personnel Services	63,978

Maintenance and Other Operating Expenses
Travelling Expenses	2,731
Training and Scholarship Expenses	3,987
Supplies and Materials Expenses	15,202
Utility Expenses	1,753
Communication Expenses	5,148
Awards/Rewards and Prizes	440
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,084
Professional Services	18,243
General Services	2,160
Repairs and Maintenance	632
Taxes, Insurance Premiums and Other Fees	214
Other Maintenance and Operating Expenses
Advertising Expenses	83
Printing and Publication Expenses	1,000
Representation Expenses	5,273
Rent/Lease Expenses	11,857
Subscription Expenses	832

Total Maintenance and Other Operating Expenses	70,639

Total Current Operating Expenditures	134,617

TOTAL NEW APPROPRIATIONS	134,617

H. PHILIPPINE COMMISSION ON WOMEN

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	124,027,000

New Appropriations, by Program

1062	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	19,890,000	₱	16,484,000	₱		₱	36,374,000
Operations		31,325,000		54,368,000		1,960,000		87,653,000

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		31,325,000		54,368,000		1,960,000		87,653,000

TOTAL NEW APPROPRIATIONS	₱	51,215,000	₱	70,852,000	₱	1,960,000	₱	124,027,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,890,000	₱	16,484,000	₱		₱	36,374,000

Sub-total, General Administration and Support		19,890,000		16,484,000				36,374,000

Operations
Gender-Responsiveness of Government Policies, Plans and Programs Improved		31,325,000		54,368,000		1,960,000		87,653,000

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		31,325,000		54,368,000		1,960,000		87,653,000

Maintenance of a Data Bank on Gender and Development (GAD) for Women		6,858,000		6,657,000				13,515,000
Provision of Gender and Development (GAD) Policy and Plan Development and Advocacy Services		9,698,000		17,903,000				27,601,000
Provision of Technical Assistance, Advisory and Capacity-Building Services on Gender and Development		7,649,000		2,367,000				10,016,000
Planning, Management and Monitoring of Gender Mainstreaming under the Magna Carta of Women		7,120,000		5,613,000				12,733,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1063
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Project(s)
Locally-Funded Project(s)				21,828,000		1,960,000		23,788,000

Development and Acquisition of Management Information Sub-Systems				1,247,000				1,247,000
Improvement/Maintenance of ICT Network Infrastructure and Information Systems				4,781,000		1,960,000		6,741,000
Enhancement of the Human Resource Management System (HRMS)				800,000				800,000
Capacity Building of Women Entrepreneurs in the Business Sector food processing				5,000,000				5,000,000
Capacity Building on Violence Against Women and their Children (VAWC) Responders on the Shadow Pandemic: How to handle Gender-based violence (GBV) cases for Barangay Violence Against Women (VAW) Desk Officers				5,000,000				5,000,000
Handog kay Juana Capacity Building for displaced workers, (OFW), single mother, solo parent on Agriculture for sustainable food security with community planning, technical assistance, advisory and monitoring services				5,000,000				5,000,000

Sub-total, Operations		31,325,000		54,368,000		1,960,000		87,653,000

TOTAL NEW APPROPRIATIONS	₱	51,215,000	₱	70,852,000	₱	1,960,000	₱	124,027,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	39,504

Total Permanent Positions	39,504

Other Compensation Common to All
Personnel Economic Relief Allowance	1,800
Representation Allowance	612
Transportation Allowance	612
Clothing and Uniform Allowance	450
Mid-Year Bonus - Civilian	3,291
Year End Bonus	3,291
Cash Gift	375
Productivity Enhancement Incentive	375
Step Increment	99

Total Other Compensation Common to All	10,905

1064	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Benefits
PAG-IBIG Contributions	90
PhilHealth Contributions	626
Employees Compensation Insurance Premiums	90

Total Other Benefits	806

Total Personnel Services	51,215

Maintenance and Other Operating Expenses
Travelling Expenses	6,084
Training and Scholarship Expenses	8,138
Supplies and Materials Expenses	5,435
Utility Expenses	3,200
Communication Expenses	3,435
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	24,053
General Services	3,500
Repairs and Maintenance	908
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	900
Transportation and Delivery Expenses	75
Rent/Lease Expenses	1,346
Subscription Expenses	5,792
Other Maintenance and Operating Expenses	7,518

Total Maintenance and Other Operating Expenses	70,852

Total Current Operating Expenditures	122,067

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	1,960

Total Capital Outlays	1,960

TOTAL NEW APPROPRIATIONS	124,027

I. PHILIPPINE NATIONAL POLICE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	190,694,897,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

JANUARY 3, 2022	OFFICIAL GAZETTE	1065
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

General Administration and Support	₱	14,278,407,000	₱	1,143,451,000	₱	63,173,000	₱	15,485,031,000
Support to Operations		137,914,000		659,855,000				797,769,000
Operations		154,703,258,000		16,198,420,000		3,510,419,000		174,412,097,000

CRIME PREVENTION AND SUPPRESSION PROGRAM		153,752,648,000		15,204,987,000		3,510,419,000		172,468,054,000
CRIME INVESTIGATION PROGRAM		79,433,000		710,810,000				790,243,000
POLICE EDUCATION PROGRAM		871,177,000		282,623,000				1,153,800,000

TOTAL NEW APPROPRIATIONS	₱	169,119,579,000	₱	18,001,726,000	₱	3,573,592,000	₱	190,694,897,000

Special Provision(s)

1. Trust Receipts from Police Fees and Charges. Fees and charges collected by the PNP by virtue of its absorption of the then Philippine Constabulary-Integrated National Police and AFP Units shall be used as follows:

(a) augment its operational requirements in accordance with E.O. No. 1002, s. 1985; and

(b) Forty percent (40%) net proceeds of the firearms license fees for the scholarship privileges to surviving children of deceased or permanently incapacitated police officers in accordance with R.A. No. 6963.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J.C. No. 1-92 dated May 8, 1992 and E. O. No. 338.

2. Maintenance and Other Operating Expenses of Police Offices. The amount of Three Billion Seven Hundred Sixty Eight Million One Hundred Seventy Nine Thousand Pesos (P3,768,179,000) appropriated herein for the MOOE of police offices shall be allocated and distributed at One Thousand Three Hundred Ninety Pesos (P1,390) per month multiplied by the number of police officers in each unit.

3. Quick Response Fund. The amount of Fifty Million Pesos (P50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a standby-fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities or for any other purpose not authorized in this provision.

4. Personnel Services of the Internal Affairs Service. The amount of Seven Hundred Ninety Five Million Seven Hundred Forty Eight Thousand Seven Hundred Twenty Pesos (P795,748,720) appropriated herein under Personnel Services shall be used for the regular pay and allowances of uniformed personnel of the Internal Affairs Service (IAS).

5. Payment of Back Salaries and Allowances. The Chief of the PNP, subject to approval by the Chairperson of the National Police Commission, is authorized to use available allotments for Personnel Services in payment of prior years’ salaries and allowances due to uniformed members upon reinstatement into the service as a result of exoneration or acquittal from administrative, civil, or criminal cases by competent court, in accordance with budgeting, accounting and auditing rules and regulations.

6. Use of the Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the PNP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MOOE for the payment of damages to property and for injury and death of civilians resulting from police operations, as determined by a competent court.

7. Priority in Hiring of Female Patrol Officer. The PNP shall ensure that in the hiring of new Patrol Officers, priority shall be given to qualified female applicants to fill vacancies in women’s and children’s desks.

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the PNP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the PNP, upon the recommendation of the Chief of the PNP and approval by the Secretary of the Interior and Local Government, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987 and budgeting, accounting and auditing rules and regulations.

9. Rice Subsidy. The amount of One Billion Six Hundred Twenty Four Million Two Hundred Two Thousand Pesos (P1,624,202,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of PNP.

10. Reconnaissance in Marine Protected Areas. Pursuant to its mandate to enforce the Philippine Fisheries Code and other fisheries laws, the PNP-Maritime Command shall provide additional personnel in established fisheries management areas in Regions IV-A, IV-B, VI, VIII and XIII and other marine protected areas requested by the Bureau of Fisheries and aquatic resources and LGUs for joint missions or increased reconnaissance activities.

11. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

12. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

1066	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱ 448,985,000	₱14,308,000	₱40,373,000	₱503,666,000

National Capital Region (NCR)	448,985,000	14,308,000	40,373,000	503,666,000

Central Office	448,985,000	14,308,000	40,373,000	503,666,000
Personnel and Records Management	263,261,000	335,944,000		599,205,000

National Capital Region (NCR)	263,261,000	269,529,000		532,790,000

Central Office	263,261,000	254,774,000		518,035,000
Regional Office - NCR		14,755,000		14,755,000
Region I - Ilocos		4,693,000		4,693,000

Regional Office - I		4,693,000		4,693,000
Cordillera Administrative Region (CAR)		3,501,000		3,501,000

Regional Office - CAR		3,501,000		3,501,000
Region II - Cagayan Valley		3,789,000		3,789,000

Regional Office - II		3,789,000		3,789,000
Region III - Central Luzon		6,591,000		6,591,000

Regional Office - III		6,591,000		6,591,000
Region IVA - CALABARZON		4,996,000		4,996,000

Regional Office - IVA		4,996,000		4,996,000
Region IVB - MIMAROPA		2,653,000		2,653,000

Regional Office - IVB		2,653,000		2,653,000
Region V - Bicol		3,898,000		3,898,000

Regional Office - V		3,898,000		3,898,000
Region VI - Western Visayas		4,628,000		4,628,000

Regional Office - VI		4,628,000		4,628,000
Region VII - Central Visayas		4,642,000		4,642,000

Regional Office - VII		4,642,000		4,642,000
Region VIII - Eastern Visayas		3,583,000		3,583,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1067
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Regional Office - VIII		3,583,000		3,583,000
Region IX - Zamboanga Peninsula		3,595,000		3,595,000

Regional Office - IX		3,595,000		3,595,000
Region X - Northern Mindanao		4,521,000		4,521,000

Regional Office - X		4,521,000		4,521,000
Region XI - Davao		3,798,000		3,798,000

Regional Office - XI		3,798,000		3,798,000
Region XII - SOCCSKSARGEN		3,649,000		3,649,000

Regional Office - XII		3,649,000		3,649,000
Region XIII - Caraga		3,673,000		3,673,000

Regional Office - XIII		3,673,000		3,673,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,205,000		4,205,000

Regional Office - BARMM		4,205,000		4,205,000
Fiscal Management Services	176,157,000	114,465,000		290,622,000

National Capital Region (NCR)	176,157,000	114,465,000		290,622,000

Central Office	176,157,000	114,465,000		290,622,000
Internal Affairs Services	102,388,000	92,647,000	22,800,000	217,835,000

National Capital Region (NCR)	102,388,000	92,647,000	22,800,000	217,835,000

Central Office	102,388,000	92,647,000	22,800,000	217,835,000
Human Resource Development	9,117,000	492,206,000		501,323,000

National Capital Region (NCR)	9,117,000	304,575,000		313,692,000

Central Office	9,117,000	279,501,000		288,618,000
Regional Office - NCR		25,074,000		25,074,000
Region I - Ilocos		11,563,000		11,563,000

Regional Office - I		11,563,000		11,563,000
Cordillera Administrative Region (CAR)		8,199,000		8,199,000

Regional Office - CAR		8,199,000		8,199,000
Region II - Cagayan Valley		10,079,000		10,079,000

Regional Office - II		10,079,000		10,079,000
Region III - Central Luzon		16,338,000		16,338,000

1068	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office - III		16,338,000	16,338,000
Region IVA - CALABARZON		15,891,000	15,891,000

Regional Office - IVA		15,891,000	15,891,000
Region IVB - MIMAROPA		8,061,000	8,061,000

Regional Office - IVB		8,061,000	8,061,000
Region V - Bicol		12,249,000	12,249,000

Regional Office - V		12,249,000	12,249,000
Region VI - Western Visayas		14,709,000	14,709,000

Regional Office - VI		14,709,000	14,709,000
Region VII - Central Visayas		13,594,000	13,594,000

Regional Office - VII		13,594,000	13,594,000
Region VIII - Eastern Visayas		11,443,000	11,443,000

Regional Office - VIII		11,443,000	11,443,000
Region IX - Zamboanga Peninsula		10,544,000	10,544,000

Regional Office - IX		10,544,000	10,544,000
Region X - Northern Mindanao		11,709,000	11,709,000

Regional Office - X		11,709,000	11,709,000
Region XI - Davao		11,651,000	11,651,000

Regional Office - XI		11,651,000	11,651,000
Region XII - SOCCSKSARGEN		10,109,000	10,109,000

Regional Office - XII		10,109,000	10,109,000
Region XIII - Caraga		9,043,000	9,043,000

Regional Office - XIII		9,043,000	9,043,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		12,449,000	12,449,000

Regional Office - BARMM		12,449,000	12,449,000
Plans Services	12,840,000	93,881,000	106,721,000

National Capital Region (NCR)	12,840,000	93,881,000	106,721,000

Central Office	12,840,000	93,881,000	106,721,000
Administration of Personnel Benefits	13,265,659,000		13,265,659,000

National Capital Region (NCR)	13,265,659,000		13,265,659,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1069
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Central Office	13,265,659,000			13,265,659,000

Sub-total, General Administration and Support	14,278,407,000	1,143,451,000	63,173,000	15,485,031,000

Support to Operations
Conduct research and development on the upgrading of the logistics capabilities of the PNP, including weapons, transportation and criminalistic equipment and case management and intelligence system of the PNP intelligence research center	7,437,000	49,910,000		57,347,000

National Capital Region (NCR)	7,437,000	49,910,000		57,347,000

Central Office	7,437,000	49,910,000		57,347,000
Provision of hospitalization and health care services to the members of the PNP and their dependents	130,477,000	609,945,000		740,422,000

National Capital Region (NCR)	130,477,000	512,647,000		643,124,000

Central Office	130,477,000	505,569,000		636,046,000
Regional Office - NCR		7,078,000		7,078,000
Region I - Ilocos		3,325,000		3,325,000

Regional Office - I		3,325,000		3,325,000
Cordillera Administrative Region (CAR)		3,436,000		3,436,000

Regional Office - CAR		3,436,000		3,436,000
Region II - Cagayan Valley		3,403,000		3,403,000

Regional Office - II		3,403,000		3,403,000
Region III - Central Luzon		4,597,000		4,597,000

Regional Office - III		4,597,000		4,597,000
Region IVA - CALABARZON		2,991,000		2,991,000

Regional Office - IVA		2,991,000		2,991,000
Region IVB - MIMAROPA		2,563,000		2,563,000

Regional Office - IVB		2,563,000		2,563,000
Region V - Bicol		3,598,000		3,598,000

Regional Office - V		3,598,000		3,598,000
Region VI - Western Visayas		3,376,000		3,376,000

Regional Office - VI		3,376,000		3,376,000
Region VII - Central Visayas		3,592,000		3,592,000

Regional Office - VII		3,592,000		3,592,000

1070	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VIII - Eastern Visayas		3,384,000		3,384,000

Regional Office - VIII		3,384,000		3,384,000
Region IX - Zamboanga Peninsula		2,863,000		2,863,000

Regional Office - IX		2,863,000		2,863,000
Region X - Northern Mindanao		4,341,000		4,341,000

Regional Office - X		4,341,000		4,341,000
Region XI - Davao		43,232,000		43,232,000

Regional Office - XI		43,232,000		43,232,000
Region XII - SOCCSKSARGEN		3,867,000		3,867,000

Regional Office - XII		3,867,000		3,867,000
Region XIII - Caraga		4,451,000		4,451,000

Regional Office - XIII		4,451,000		4,451,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,279,000		4,279,000

Regional Office - BARMM		4,279,000		4,279,000

Sub-total, Support to Operations	137,914,000	659,855,000		797,769,000

Operations
Community safety improved	154,703,258,000	16,198,420,000	3,510,419,000	174,412,097,000

CRIME PREVENTION AND SUPPRESSION PROGRAM	153,752,648,000	15,204,987,000	3,510,419,000	172,468,054,000

Conduct of procurement, transport, storage and distribution of supplies and materials, including the maintenance of equipment and facilities	2,210,671,000	8,194,979,000	2,133,800,000	12,539,450,000

National Capital Region (NCR)	2,210,671,000	5,278,679,000	2,133,800,000	9,623,150,000

Central Office	2,210,671,000	4,624,697,000	2,133,800,000	8,969,168,000
Regional Office - NCR		653,982,000		653,982,000
Region I - Ilocos		170,309,000		170,309,000

Regional Office - I		170,309,000		170,309,000
Cordillera Administrative Region (CAR)		139,502,000		139,502,000

Regional Office - CAR		139,502,000		139,502,000
Region II - Cagayan Valley		159,633,000		159,633,000

Regional Office - II		159,633,000		159,633,000
Region III - Central Luzon		261,629,000		261,629,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1071
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Regional Office - III		261,629,000	261,629,000
Region IVA - CALABARZON		196,857,000	196,857,000

Regional Office - IVA		196,857,000	196,857,000
Region IVB - MIMAROPA		124,131,000	124,131,000

Regional Office - IVB		124,131,000	124,131,000
Region V - Bicol		287,526,000	287,526,000

Regional Office - V		287,526,000	287,526,000
Region VI - Western Visayas		227,320,000	227,320,000

Regional Office - VI		227,320,000	227,320,000
Region VII - Central Visayas		230,048,000	230,048,000

Regional Office - VII		230,048,000	230,048,000
Region VIII - Eastern Visayas		219,139,000	219,139,000

Regional Office - VIII		219,139,000	219,139,000
Region IX - Zamboanga Peninsula		150,398,000	150,398,000

Regional Office - IX		150,398,000	150,398,000
Region X - Northern Mindanao		175,997,000	175,997,000

Regional Office - X		175,997,000	175,997,000
Region XI - Davao		151,739,000	151,739,000

Regional Office - XI		151,739,000	151,739,000
Region XII - SOCCSKSARGEN		130,854,000	130,854,000

Regional Office - XII		130,854,000	130,854,000
Region XIII - Caraga		137,888,000	137,888,000

Regional Office - XIII		137,888,000	137,888,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		153,330,000	153,330,000

Regional Office - BARMM		153,330,000	153,330,000
Conduct of police patrol operations and other related confidential activities against dissidents, subversives, lawless elements and organized crime syndicates and campaign against kidnapping, trafficking of women and minors, smuggling, carnapping, gunrunning, illegal fishing and trafficking of illegal drugs	151,424,121,000	4,159,866,000	155,583,987,000

National Capital Region (NCR)	151,424,121,000	1,914,029,000	153,338,150,000

1072	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Central Office	151,424,121,000	1,522,697,000	152,946,818,000
Regional Office - NCR		391,332,000	391,332,000
Region I - Ilocos		125,779,000	125,779,000

Regional Office - I		125,779,000	125,779,000
Cordillera Administrative Region (CAR)		122,605,000	122,605,000

Regional Office - CAR		122,605,000	122,605,000
Region II - Cagayan Valley		90,728,000	90,728,000

Regional Office - II		90,728,000	90,728,000
Region III - Central Luzon		151,814,000	151,814,000

Regional Office - III		151,814,000	151,814,000
Region IVA - CALABARZON		209,594,000	209,594,000

Regional Office - IVA		209,594,000	209,594,000
Region IVB - MIMAROPA		86,981,000	86,981,000

Regional Office - IVB		86,981,000	86,981,000
Region V - Bicol		149,712,000	149,712,000

Regional Office - V		149,712,000	149,712,000
Region VI - Western Visayas		196,717,000	196,717,000

Regional Office - VI		196,717,000	196,717,000
Region VII - Central Visayas		168,862,000	168,862,000

Regional Office - VII		168,862,000	168,862,000
Region VIII - Eastern Visayas		135,740,000	135,740,000

Regional Office - VIII		135,740,000	135,740,000
Region IX - Zamboanga Peninsula		146,430,000	146,430,000

Regional Office - IX		146,430,000	146,430,000
Region X - Northern Mindanao		135,123,000	135,123,000

Regional Office - X		135,123,000	135,123,000
Region XI - Davao		135,108,000	135,108,000

Regional Office - XI		135,108,000	135,108,000
Region XII - SOCCSKSARGEN		121,288,000	121,288,000

Regional Office - XII		121,288,000	121,288,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1073
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XIII - Caraga		117,177,000		117,177,000

Regional Office - XIII		117,177,000		117,177,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		152,179,000		152,179,000

Regional Office - BARMM		152,179,000		152,179,000
Conduct of intelligence and counterintelligence activities	70,874,000	1,082,360,000	14,000,000	1,167,234,000

National Capital Region (NCR)	70,874,000	782,075,000	14,000,000	866,949,000

Central Office	70,874,000	754,402,000	14,000,000	839,276,000
Regional Office - NCR		27,673,000		27,673,000
Region I - Ilocos		17,233,000		17,233,000

Regional Office - I		17,233,000		17,233,000
Cordillera Administrative Region (CAR)		15,131,000		15,131,000

Regional Office - CAR		15,131,000		15,131,000
Region II - Cagayan Valley		15,420,000		15,420,000

Regional Office - II		15,420,000		15,420,000
Region III - Central Luzon		24,295,000		24,295,000

Regional Office - III		24,295,000		24,295,000
Region IVA - CALABARZON		22,351,000		22,351,000

Regional Office - IVA		22,351,000		22,351,000
Region IVB - MIMAROPA		11,990,000		11,990,000

Regional Office - IVB		11,990,000		11,990,000
Region V - Bicol		19,174,000		19,174,000

Regional Office - V		19,174,000		19,174,000
Region VI - Western Visayas		22,966,000		22,966,000

Regional Office - VI		22,966,000		22,966,000
Region VII - Central Visayas		21,373,000		21,373,000

Regional Office - VII		21,373,000		21,373,000
Region VIII - Eastern Visayas		21,024,000		21,024,000

Regional Office - VIII		21,024,000		21,024,000
Region IX - Zamboanga Peninsula		17,315,000		17,315,000

Regional Office - IX		17,315,000		17,315,000

1074	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region X - Northern Mindanao		21,333,000	21,333,000

Regional Office - X		21,333,000	21,333,000
Region XI - Davao		16,536,000	16,536,000

Regional Office - XI		16,536,000	16,536,000
Region XII - SOCCSKSARGEN		15,413,000	15,413,000

Regional Office - XII		15,413,000	15,413,000
Region XIII - Caraga		16,977,000	16,977,000

Regional Office - XIII		16,977,000	16,977,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		21,754,000	21,754,000

Regional Office - BARMM		21,754,000	21,754,000
Conduct of community awareness, public relations activities and community work and development, including disaster preparedness, community organization and mobilization, community development, relief operations and other related activities which are confidential in nature	46,982,000	302,132,000	349,114,000

National Capital Region (NCR)	46,982,000	241,015,000	287,997,000

Central Office	46,982,000	236,090,000	283,072,000
Regional Office - NCR		4,925,000	4,925,000
Region I - Ilocos		3,153,000	3,153,000

Regional Office - I		3,153,000	3,153,000
Cordillera Administrative Region (CAR)		3,678,000	3,678,000

Regional Office - CAR		3,678,000	3,678,000
Region II - Cagayan Valley		4,234,000	4,234,000

Regional Office - II		4,234,000	4,234,000
Region III - Central Luzon		4,177,000	4,177,000

Regional Office - III		4,177,000	4,177,000
Region IVA - CALABARZON		4,079,000	4,079,000

Regional Office - IVA		4,079,000	4,079,000
Region IVB - MIMAROPA		2,049,000	2,049,000

Regional Office - IVB		2,049,000	2,049,000
Region V - Bicol		4,198,000	4,198,000

Regional Office - V		4,198,000	4,198,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1075

DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region VI - Western Visayas	4,519,000		4,519,000

Regional Office - VI	4,519,000		4,519,000
Region VII - Central Visayas	3,726,000		3,726,000

Regional Office - VII	3,726,000		3,726,000
Region VIII - Eastern Visayas	3,906,000		3,906,000

Regional Office - VIII	3,906,000		3,906,000
Region IX - Zamboanga Peninsula	3,091,000		3,091,000

Regional Office - IX	3,091,000		3,091,000
Region X - Northern Mindanao	4,115,000		4,115,000

Regional Office - X	4,115,000		4,115,000
Region XI - Davao	4,029,000		4,029,000

Regional Office - XI	4,029,000		4,029,000
Region XII - SOCCSKSARGEN	3,511,000		3,511,000

Regional Office - XII	3,511,000		3,511,000
Region XIII - Caraga	4,096,000		4,096,000

Regional Office - XIII	4,096,000		4,096,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	4,556,000		4,556,000

Regional Office - BARMM	4,556,000		4,556,000
Project(s)
Locally-Funded Project(s)	1,465,650,000	1,362,619,000	2,828,269,000

Construction of Police Stations		372,232,000	372,232,000

Region I - Ilocos		32,425,000	32,425,000

Regional Office - I		32,425,000	32,425,000
Cordillera Administrative Region (CAR)		25,940,000	25,940,000

Regional Office - CAR		25,940,000	25,940,000
Region II - Cagayan Valley		25,940,000	25,940,000

Regional Office - II		25,940,000	25,940,000
Region III - Central Luzon		25,871,000	25,871,000

Regional Office - III		25,871,000	25,871,000
Region IVA - CALABARZON		12,970,000	12,970,000

1076	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office - IVA		12,970,000	12,970,000
Region IVB - MIMAROPA		29,148,000	29,148,000

Regional Office - IVB		29,148,000	29,148,000
Region V - BICOL		12,970,000	12,970,000

Regional Office - V		12,970,000	12,970,000
Region VII - Central Visayas		41,704,000	41,704,000

Regional Office - VII		41,704,000	41,704,000
Region VIII - Eastern Visayas		32,425,000	32,425,000

Regional Office - VIII		32,425,000	32,425,000
Region IX - Zamboanga Peninsula		25,940,000	25,940,000

Regional Office - IX		25,940,000	25,940,000
Region X - Northern Mindanao		19,455,000	19,455,000

Regional Office - X		19,455,000	19,455,000
Region XI - Davao		29,079,000	29,079,000

Regional Office - XII		29,079,000	29,079,000
Region XIII - Caraga		32,425,000	32,425,000

Regional Office - XIII		32,425,000	32,425,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		25,940,000	25,940,000

Regional Office - BARMM		25,940,000	25,940,000
PNP Project Convergence on Manila Bay Rehabilitation	26,982,000		26,982,000

National Capital Region (NCR)	26,982,000		26,982,000

Central Office	26,982,000		26,982,000
Philippine Anti-Illegal Drugs Strategy	546,276,000		546,276,000

National Capital Region (NCR)	546,276,000		546,276,000

Central Office	546,276,000		546,276,000
End of Local Communist Armed Conflict (ELCAC)	415,433,000		415,433,000

National Capital Region (NCR)	59,379,000		59,379,000

Central Office	38,309,000		38,309,000
Regional Office - NCR	21,070,000		21,070,000
Region I - Ilocos	22,986,000		22,986,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1077
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Regional Office - I	22,986,000	22,986,000
Cordillera Administrative Region (CAR)	19,155,000	19,155,000

Regional Office - CAR	19,155,000	19,155,000
Region II - Cagayan Valley	21,070,000	21,070,000

Regional Office - II	21,070,000	21,070,000
Region III - Central Luzon	23,534,000	23,534,000

Regional Office - III	23,534,000	23,534,000
Region IVA - CALABARZON	23,752,000	23,752,000

Regional Office - IVA	23,752,000	23,752,000
Region IVB - MIMAROPA	15,324,000	15,324,000

Regional Office - IVB	15,324,000	15,324,000
Region V - Bicol	22,985,000	22,985,000

Regional Office - V	22,985,000	22,985,000
Region VI - Western Visayas	22,985,000	22,985,000

Regional Office - VI	22,985,000	22,985,000
Region VII - Central Visayas	22,985,000	22,985,000

Regional Office - VII	22,985,000	22,985,000
Region VIII - Eastern Visayas	22,985,000	22,985,000

Regional Office - VIII	22,985,000	22,985,000
Region IX - Zamboanga Peninsula	22,985,000	22,985,000

Regional Office - IX	22,985,000	22,985,000
Region X - Northern Mindanao	23,368,000	23,368,000

Regional Office - X	23,368,000	23,368,000
Region XI - Davao	22,985,000	22,985,000

Regional Office - XI	22,985,000	22,985,000
Region XII - SOCCSKSARGEN	22,985,000	22,985,000

Regional Office - XII	22,985,000	22,985,000
Region XIII - Caraga	22,985,000	22,985,000

Regional Office - XIII	22,985,000	22,985,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	22,985,000	22,985,000

1078	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Regional Office - BARMM	22,985,000		22,985,000
Quick Response Fund	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Central Office	50,000,000		50,000,000
Upgrade of Philippine National Police ICT Equipment for Headquarters and Regional Anti-Cybercrime Units	15,874,000	6,220,000	22,094,000

National Capital Region (NCR)	15,874,000	6,220,000	22,094,000

Central Office	15,874,000	6,220,000	22,094,000
Establishment of PNP Command Centers	1,700,000	328,217,000	329,917,000

National Capital Region (NCR)	1,700,000	328,217,000	329,917,000

Central Office	1,700,000	328,217,000	329,917,000
Philippine National Police - Special Action Force Command, Control and Communications (C3) Center	5,560,000	19,130,000	24,690,000

National Capital Region (NCR)	5,560,000	19,130,000	24,690,000

Central Office	5,560,000	19,130,000	24,690,000
Development of General Administrative Support Service (GASS) Portal	6,266,000	24,000,000	30,266,000

National Capital Region (NCR)	6,266,000	24,000,000	30,266,000

Central Office	6,226,000	24,000,000	30,226,000
Enforcement of National Police Clearance System (NPCS)	15,000,000	75,000,000	90,000,000

National Capital Region (NCR)	15,000,000	75,000,000	90,000,000

Central Office	15,000,000	75,000,000	90,000,000
Enhancement of Automated Fingerprint Identification System (AFIS) Service	305,000		305,000

National Capital Region (NCR)	305,000		305,000

Central Office	305,000		305,000
Enhancement of Firearms Identification System (FIS)		227,375,000	227,375,000

National Capital Region (NCR)		227,375,000	227,375,000

Central Office		227,375,000	227,375,000
Completion of PNPA Mess Hall		29,978,000	29,978,000

National Capital Region (NCR)		29,978,000	29,978,000

Central Office		29,978,000	29,978,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1079
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Construction of PNPA New Cadet Batallion Building			72,000,000	72,000,000

National Capital Region (NCR)			72,000,000	72,000,000

Central Office			72,000,000	72,000,000
Construction of Intelligence Group Classroom, Camp Crame, Quezon City			23,067,000	23,067,000

National Capital Region (NCR)			23,067,000	23,067,000

Central Office			23,067,000	23,067,000
Purchase of Patrol Cars			106,000,000	106,000,000

National Capital Region (NCR)			106,000,000	106,000,000

Central Office			106,000,000	106,000,000
Construction of PNPA VIP Lounge and Installation of On-Grid Solar Power on the Roof			11,600,000	11,600,000

National Capital Region (NCR)			11,600,000	11,600,000

Central Office			11,600,000	11,600,000
Construction of PNPA Director’s Quarters and Installation of On-Grid Solar Power on the Roof			11,800,000	11,800,000

National Capital Region (NCR)			11,800,000	11,800,000

Central Office			11,800,000	11,800,000
Construction of PNPA Base Police Building and Installation of Solar Power on the Roof			31,000,000	31,000,000

National Capital Region (NCR)			31,000,000	31,000,000

Central Office			31,000,000	31,000,000
Upgrading of power lines, poles and transformer in the PNPA			25,000,000	25,000,000

National Capital Region (NCR)			25,000,000	25,000,000

Central Office			25,000,000	25,000,000
Additional Maintenance and Other Operating Expenses for Sulu Provincial Police Office and Sulu Regional Mobile Force Batallion in BASULTA		382,254,000		382,254,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		382,254,000		382,254,000

Regional Office - BARMM		382,254,000		382,254,000
CRIME INVESTIGATION PROGRAM	79,433,000	710,810,000		790,243,000

Conduct of criminal investigation and other related confidential activities	79,433,000	710,810,000		790,243,000

National Capital Region (NCR)	79,433,000	493,740,000		573,173,000

1080	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Central Office	79,433,000	431,040,000	510,473,000
Regional Office - NCR		62,700,000	62,700,000
Region I - Ilocos		10,972,000	10,972,000

Regional Office - I		10,972,000	10,972,000
Cordillera Administrative Region (CAR)		10,654,000	10,654,000

Regional Office - CAR		10,654,000	10,654,000
Region II - Cagayan Valley		7,880,000	7,880,000

Regional Office - II		7,880,000	7,880,000
Region III - Central Luzon		19,114,000	19,114,000

Regional Office - III		19,114,000	19,114,000
Region IVA - CALABARZON		21,328,000	21,328,000

Regional Office - IVA		21,328,000	21,328,000
Region IVB - MIMAROPA		6,776,000	6,776,000

Regional Office - IVB		6,776,000	6,776,000
Region V - Bicol		11,260,000	11,260,000

Regional Office - V		11,260,000	11,260,000
Region VI - Western Visayas		16,495,000	16,495,000

Regional Office - VI		16,495,000	16,495,000
Region VII - Central Visayas		23,950,000	23,950,000

Regional Office - VII		23,950,000	23,950,000
Region VIII - Eastern Visayas		11,136,000	11,136,000

Regional Office - VIII		11,136,000	11,136,000
Region IX - Zamboanga Peninsula		11,111,000	11,111,000

Regional Office - IX		11,111,000	11,111,000
Region X - Northern Mindanao		12,858,000	12,858,000

Regional Office - X		12,858,000	12,858,000
Region XI - Davao		20,390,000	20,390,000

Regional Office - XI		20,390,000	20,390,000
Region XII - SOCCSKSARGEN		9,018,000	9,018,000

Regional Office - XII		9,018,000	9,018,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1081
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XIII - Caraga				8,484,000				8,484,000

Regional Office - XIII				8,484,000				8,484,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)				15,644,000				15,644,000

Regional Office - BARMM				15,644,000				15,644,000
POLICE EDUCATION PROGRAM		871,177,000		282,623,000				1,153,800,000

Research and Development Activities		4,112,000		285,000				4,397,000

National Capital Region (NCR)		4,112,000		285,000				4,397,000

Central Office		4,112,000		285,000				4,397,000
Education and Training Program		867,065,000		282,338,000				1,149,403,000

National Capital Region (NCR)		867,065,000		282,338,000				1,149,403,000

Central Office		867,065,000		282,338,000				1,149,403,000

Sub-total, Operations		154,703,258,000		16,198,420,000		3,510,419,000		174,412,097,000

TOTAL NEW APPROPRIATIONS	₱	169,119,579,000	₱	18,001,726,000	₱	3,573,592,000	₱	190,694,897,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,785,389

Total Permanent Positions	2,785,389

Other Compensation Common to All
Personnel Economic Relief Allowance	289,272
Representation Allowance	1,680
Transportation Allowance	1,680
Clothing and Uniform Allowance	72,318
Honoraria	72,907
Mid-Year Bonus - Civilian	232,116
Year End Bonus	232,116
Cash Gift	60,265
Productivity Enhancement Incentive	60,265
Step Increment	6,964

Total Other Compensation Common to All	1,029,583

1082	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	9,388
Longevity Pay	15,557

Total Other Compensation for Specific Groups	24,945

Other Benefits
PAG-IBIG Contributions	14,461
PhilHealth Contributions	48,552
Employees Compensation Insurance Premiums	14,461
Loyalty Award - Civilian	8,810
Terminal Leave	90,154

Total Other Benefits	176,438

Military/Uniformed Personnel
Basic Pay
Base Pay	84,009,889
Creation of New Positions	296,660

Total Basic Pay	84,306,549

Other Compensation Common to All
Personnel Economic Relief Allowance	5,023,944
Clothing/ Uniform Allowance	1,897,867
Subsistence Allowance	11,460,872
Laundry Allowance	80,603
Quarters Allowance	1,112,151
Longevity Pay	16,341,844
Mid-Year Bonus - Military/Uniformed Personnel	7,000,825
Year-end Bonus	7,000,825
Cash Gift	1,046,655
Productivity Enhancement Incentive	1,046,655

Total Other Compensation Common to All	52,012,241

Other Compensation for Specific Groups
Hazardous Duty Pay	470,065
Flying Pay	11,488
Overseas Allowance	55,676
Sea Duty Pay	192,845
Combat Incentive Pay	4,787,212
Hazard Duty Pay	1,349,337
Training Subsistence Allowance	244,072
Civil Disturbance Control Subsistence Allowance	111,524
Subsistence of Detainees	125,093
Hardship Allowance	602
Combat Duty Pay	6,254,964
Incentive Pay	26,581
Instructor’s Duty Pay	108,448
Medal of Valor Award	49,500
Hospitalization Expenses	99,233
Specialist’s Pay	34,187

JANUARY 3, 2022	OFFICIAL GAZETTE	1083
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	8,064,283

Total Other Compensation for Specific Groups	21,985,110

Other Benefits
Special Group Term Insurance	15,072
PAG-IBIG Contributions	251,197
PhilHealth Contributions	1,467,296
Employees Compensation Insurance Premiums	251,197
Retirement Gratuity	1,842,840
Terminal Leave	2,971,722

Total Other Benefits	6,799,324

Total Personnel Services	169,119,579

Maintenance and Other Operating Expenses
Travelling Expenses	245,264
Training and Scholarship Expenses	976,752
Supplies and Materials Expenses	10,464,344
Utility Expenses	1,148,032
Communication Expenses	397,929
Awards/Rewards and Prizes	5,234
Survey, Research, Exploration and Development Expenses	120
Confidential, Intelligence and Extraordinary Expenses Intelligence Expenses	806,029
Professional Services	31,030
General Services	138,332
Repairs and Maintenance	1,129,180
Financial Assistance/Subsidy	1,624,202
Taxes, Insurance Premiums and Other Fees	191,965
Other Maintenance and Operating Expenses
Advertising Expenses	2,402
Printing and Publication Expenses	178,626
Representation Expenses	3,872
Transportation and Delivery Expenses	19,534
Rent/Lease Expenses	302,250
Subscription Expenses	40,757
Other Maintenance and Operating Expenses	295,872

Total Maintenance and Other Operating Expenses	18,001,726

Total Current Operating Expenditures	187,121,305

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	559,142
Machinery and Equipment Outlay	2,166,458
Transportation Equipment Outlay	847,992

Total Capital Outlays	3,573,592

TOTAL NEW APPROPRIATIONS	190,694,897

J. PHILIPPINE PUBLIC SAFETY COLLEGE

For general administration and support, and operations, as indicated hereunder	₱	645,573,000

1084	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	58,302,000	₱	62,680,000	₱	6,274,000	₱	127,256,000
Operations		94,954,000		423,363,000				518,317,000

PUBLIC SAFETY EDUCATION PROGRAM		94,954,000		423,363,000				518,317,000

TOTAL NEW APPROPRIATIONS	₱	153,256,000	₱	486,043,000	₱	6,274,000	₱	645,573,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quaterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,973,000	₱	62,680,000	₱	6,274,000	₱	122,927,000
Administration of Personnel Benefits		4,329,000						4,329,000

Sub-total, General Administration and Support		58,302,000		62,680,000		6,274,000		127,256,000

Operations
Professionalized Public Safety Officers		94,954,000		423,363,000				518,317,000

PUBLIC SAFETY EDUCATION PROGRAM		94,954,000		423,363,000				518,317,000

Research and development activities		27,860,000		1,137,000				28,997,000
Education and Training Program		67,094,000		422,226,000				489,320,000

Sub-total, Operations		94,954,000		423,363,000				518,317,000

TOTAL NEW APPROPRIATIONS	₱	153,256,000	₱	486,043,000	₱	6,274,000	₱	645,573,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1085
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	66,762

Total Permanent Positions	66,762

Other Compensation Common to All
Personnel Economic Relief Allowance	3,336
Representation Allowance	870
Transportation Allowance	870
Clothing and Uniform Allowance	834
Honoraria	61,727
Mid-Year Bonus - Civilian	5,563
Year End Bonus	5,563
Cash Gift	695
Productivity Enhancement Incentive	695
Step Increment	168

Total Other Compensation Common to All	80,321

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilians	3,668
Anniversary Bonus - Civilian	424

Total Other Compensation for Specific Groups	4,092

Other Benefits
PAG-IBIG Contributions	167
PhilHealth Contributions	1,056
Employees Compensation Insurance Premiums	167
Loyalty Award - Civilian	30
Terminal Leave	661

Total Other Benefits	2,081

Total Personnel Services	153,256

Maintenance and Other Operating Expenses
Travelling Expenses	36,511
Training and Scholarship Expenses	116,119
Supplies and Materials Expenses	174,837
Utility Expenses	32,447
Communication Expenses	12,080
Survey, Research, Exploration and Development Expenses	204
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	649

1086	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Professional Services	3,858
General Services	14,764
Repairs and Maintenance	65,707
Taxes, Insurance Premiums and Other Fees	532
Other Maintenance and Operating Expenses
Advertising Expenses	203
Printing and Publication Expenses	4,279
Representation Expenses	6,899
Rent/Lease Expenses	14,211
Membership Dues and Contributions to Organizations	223
Subscription Expenses	2,520

Total Maintenance and Other Operating Expenses	486,043

Total Current Operating Expenditures	639,299

Capital Outlays
Property, Plant and Equipment Outlay
Furniture, Fixtures and Books Outlay	6,274

Total Capital Outlays	6,274

TOTAL NEW APPROPRIATIONS	645,573

JANUARY 3, 2022	OFFICIAL GAZETTE	1087
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

GENERAL SUMMARY

DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	3,720,277,000	₱	3,450,489,000	₱	96,305,000	₱	7,267,071,000
B. BUREAU OF FIRE PROTECTION		22,700,227,000		1,785,805,000		1,702,170,000		26,188,202,000
C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY		13,876,004,000		7,137,582,000		333,918,000		21,347,504,000
D. LOCAL GOVERNMENT ACADEMY		32,345,000		328,159,000		5,200,000		365,704,000
E. NATIONAL COMMISSION ON MUSLIM FILIPINOS		631,813,000		122,810,000		13,976,000		768,599,000
F. NATIONAL POLICE COMMISSION		1,610,400,000		242,287,000		60,000,000		1,912,687,000
G. NATIONAL YOUTH COMMISSION		63,978,000		70,639,000				134,617,000
H. PHILIPPINE COMMISSION ON WOMEN		51,215,000		70,852,000		1,960,000		124,027,000
I. PHILIPPINE NATIONAL POLICE		169,119,579,000		18,001,726,000		3,573,592,000		190,694,897,000
J. PHILIPPINE PUBLIC SAFETY COLLEGE		153,256,000		486,043,000		6,274,000		645,573,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	₱	211,959,094,000	₱	31,696,392,000	₱	5,793,395,000	₱	249,448,881,000

1088	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XVII. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	7,517,558,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	402,040,000	₱	210,903,000	₱	46,874,000	₱	659,817,000
Support to Operations		21,198,000		9,789,000				30,987,000
Operations		6,310,941,000		490,813,000		25,000,000		6,826,754,000

LAW ENFORCEMENT PROGRAM		6,183,982,000		462,644,000		25,000,000		6,671,626,000
CORRECTIONS PROGRAM		24,546,000		12,381,000				36,927,000
LEGAL SERVICES PROGRAM		102,413,000		15,788,000				118,201,000

TOTAL NEW APPROPRIATIONS	₱	6,734,179,000	₱	711,505,000	₱	71,874,000	₱	7,517,558,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	352,234,000	₱	210,903,000	₱	46,874,000	₱	610,011,000

National Capital Region (NCR)		352,234,000		210,903,000		46,874,000		610,011,000

Central Office		352,234,000		210,903,000		46,874,000		610,011,000
Administration of Personnel Benefits		49,806,000						49,806,000

National Capital Region (NCR)		49,806,000						49,806,000

Central Office		49,806,000						49,806,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1089
DEPARTMENT OF JUSTICE

Sub-total, General Administration and Support	402,040,000	210,903,000	46,874,000	659,817,000

Support to Operations
Planning and Management Services	21,198,000	4,631,000		25,829,000

National Capital Region (NCR)	21,198,000	4,631,000		25,829,000

Central Office	21,198,000	4,631,000		25,829,000
Project(s)
Locally-Funded Project(s)		5,158,000		5,158,000

National Justice Information System (NJIS)		5,158,000		5,158,000

National Capital Region (NCR)		5,158,000		5,158,000

Central Office		5,158,000		5,158,000

Sub-total, Support to Operations	21,198,000	9,789,000		30,987,000

Operations
Justice effectively and efficiently administered	6,310,941,000	490,813,000	25,000,000	6,826,754,000

LAW ENFORCEMENT PROGRAM	6,183,982,000	462,644,000	25,000,000	6,671,626,000

PROSECUTION SUB-PROGRAM	6,140,531,000	148,577,000	25,000,000	6,314,108,000

Investigation and Prosecution Services	6,140,531,000	148,577,000		6,289,108,000

National Capital Region (NCR)	6,140,531,000	148,577,000		6,289,108,000

Central Office	6,140,531,000	148,577,000		6,289,108,000
Project(s)
Locally-Funded Project(s)			25,000,000	25,000,000

Construction of Office Building for the National Prosecution Service in Cauayan, Isabela			25,000,000	25,000,000

National Capital Region			25,000,000	25,000,000

Central Office			25,000,000	25,000,000
WITNESS PROTECTION SUB-PROGRAM	22,337,000	193,402,000		215,739,000

Witness Protection, Security and Benefit Services	22,337,000	193,402,000		215,739,000

National Capital Region (NCR)	22,337,000	193,402,000		215,739,000

Central Office	22,337,000	193,402,000		215,739,000

1090	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM	21,114,000	120,665,000	141,779,000

Special Protection of Children Pursuant to E.O. 53, s. 2011		1,054,000	1,054,000

National Capital Region (NCR)		1,054,000	1,054,000

Central Office		1,054,000	1,054,000
Anti-Trafficking in Persons Enforcement pursuant to R.A. No. 9208		90,776,000	90,776,000

National Capital Region (NCR)		90,776,000	90,776,000

Central Office		90,776,000	90,776,000
Competition Enforcement pursuant to R.A. No. 10667	7,769,000	4,845,000	12,614,000

National Capital Region (NCR)	7,769,000	4,845,000	12,614,000

Central Office	7,769,000	4,845,000	12,614,000
Anti-Cybercrime Enforcement pursuant to R.A. No. 10175	13,345,000	13,083,000	26,428,000

National Capital Region (NCR)	13,345,000	13,083,000	26,428,000

Central Office	13,345,000	13,083,000	26,428,000
Project(s)
Locally-Funded Project(s)		10,907,000	10,907,000

Implementation of Administrative Order No. 35 (Inter-Agency Committee on Extra-Legal Killings, Enforced Disappearances, Torture and Other Grave Violations of the Right to Life, Liberty and Security of Persons)		10,907,000	10,907,000

National Capital Region (NCR)		10,907,000	10,907,000

Central Office		10,907,000	10,907,000
CORRECTIONS PROGRAM	24,546,000	12,381,000	36,927,000

Evaluation of Convicted Prisoners for Grant of Parole and Recommendation for Executive Clemency	24,546,000	3,540,000	28,086,000

National Capital Region (NCR)	24,546,000	3,540,000	28,086,000

Central Office	24,546,000	3,540,000	28,086,000
Victims Compensation Services pursuant to R.A. No. 7309		8,841,000	8,841,000

National Capital Region (NCR)		8,841,000	8,841,000

Central Office		8,841,000	8,841,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1091
DEPARTMENT OF JUSTICE

LEGAL SERVICES PROGRAM		102,413,000		15,788,000				118,201,000

Rendition of Various Legal Services (with the Secretary of Justice as Attorney General)		102,413,000		10,807,000				113,220,000

National Capital Region (NCR)		102,413,000		10,807,000				113,220,000

Central Office		102,413,000		10,807,000				113,220,000
Attendance to the Negotiation and Implementation of Economic Agreements				3,226,000				3,226,000

National Capital Region (NCR)				3,226,000				3,226,000

Central Office				3,226,000				3,226,000
Project(s)
Locally-Funded Project(s)				1,755,000				1,755,000
Capacity Building Activities for Government Trade and Investment Negotiations				1,755,000				1,755,000

National Capital Region (NCR)				1,755,000				1,755,000

Central Office				1,755,000				1,755,000

Sub-total, Operations		6,310,941,000		490,813,000		25,000,000		6,826,754,000

TOTAL NEW APPROPRIATIONS	₱	6,734,179,000	₱	711,505,000	₱	71,874,000	₱	7,517,558,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	4,928,181

Total Permanent Positions	4,928,181

Other Compensation Common to All
Personnel Economic Relief Allowance	125,664
Representation Allowance	259,230
Transportation Allowance	258,936
Clothing and Uniform Allowance	31,416
Honoraria	11,724
Mid Year Bonus - Civilian	410,683
Year End Bonus	410,683
Cash Gift	26,180
Per Diems	238

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GENERAL APPROPRIATIONS ACT, FY 2022

Productivity Enhancement Incentive	26,180
Step Increment	12,320

Total Other Compensation Common to All	1,573,254

Other Compensation for Specific Groups
Inquest Allowance	76,296
Anniversary Bonus - Civilian	15,783

Total Other Compensation for Specific Groups	92,079

Other Benefits
PAG-IBIG Contributions	6,284
PhilHealth Contributions	51,694
Employees Compensation Insurance Premiums	6,284
Loyalty Award - Civilian	4,260
Terminal Leave	49,806

Total Other Benefits	118,328

Non-Permanent Positions	22,337

Total Personnel Services	6,734,179

Maintenance and Other Operating Expenses
Travelling Expenses	50,106
Training and Scholarship Expenses	39,547
Supplies and Materials Expenses	105,475
Utility Expenses	44,596
Communication Expenses	35,904
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	90
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	176,041
Extraordinary and Miscellaneous Expenses	6,788
Professional Services	148,458
General Services	37,486
Repairs and Maintenance	9,186
Taxes, Insurance Premiums and Other Fees	3,285
Other Maintenance and Operating Expenses
Advertising Expenses	2,802
Printing and Publication Expenses	5,318
Representation Expenses	17,233
Transportation and Delivery Expenses	1,717
Rent/Lease Expenses	21,821
Membership Dues and Contributions to Organizations	115
Subscription Expenses	5,037

Total Maintenance and Other Operating Expenses	711,505

Total Current Operating Expenditures	7,445,684

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1093
DEPARTMENT OF JUSTICE

Machinery and Equipment Outlay	44,074
Transportation Equipment Outlay	2,800

Total Capital Outlays	71,874

TOTAL NEW APPROPRIATIONS	7,517,558

B. BUREAU OF CORRECTIONS

For general administration and support, and operations, as indicated hereunder	₱	5,264,109,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,135,675,000	₱	69,615,000	₱		₱	1,205,290,000
Operations		2,182,115,000		1,856,704,000		20,000,000		4,058,819,000

PRISONERS REHABILITATION PROGRAM				136,486,000				136,486,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		2,182,115,000		1,720,218,000		20,000,000		3,922,333,000

TOTAL NEW APPROPRIATIONS	₱	3,317,790,000	₱	1,926,319,000	₱	20,000,000	₱	5,264,109,000

Special Provision(s)

1. Revolving Fund for Agro-Industrial Products. The revolving fund constituted from the sale of agro-industrial products shall be used for: (i) payment of allowance to inmates working in agricultural or industrial projects at a rate of not less than Five Hundred Pesos (P500) for each inmate per month; (ii) payment of additional subsistence and medicine allowances of inmates in the National Penitentiary; and (iii) purchase of additional supplies and materials, farm tools, and equipment for the construction, maintenance, repair and operations of agricultural or industrial projects and prison facilities. Any interest income earned shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Disbursements or expenditures by the Bureau of Corrections (BuCor) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Subsistence and Medicine Allowances of Inmates. The amounts appropriated herein, shall cover the daily subsistence and medicine allowance at Seventy Pesos (P70) and Fifteen Pesos (P15), respectively, for Forty Nine Thousand Four Hundred Eighty One (49,481) assumed number of inmates for the year.

3. Quarters Privileges. Employees of the BuCor, COA, Philippine Postal Corporation, and public school teachers assigned at the New Bilibid Prison and Penal Colony Reservations, authorized to occupy or use existing quarters, shall shoulder the expenses for utilities, such as water, electricity, telephone, and similar charges.

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,883,000	₱	69,615,000	₱		₱	134,498,000

National Capital Region (NCR)		64,883,000		69,615,000				134,498,000

New Bilibid Prison/Correctional Institute for Women		64,883,000		69,615,000				134,498,000
Administration of Personnel Benefits		1,070,792,000						1,070,792,000

National Capital Region (NCR)		1,070,792,000						1,070,792,000

New Bilibid Prison/Correctional Institute for Women		1,070,792,000						1,070,792,000

Sub-total, General Administration and Support		1,135,675,000		69,615,000				1,205,290,000

Operations
National Prisoners Effectively and Efficiently Kept Safe and Rehabilitated		2,182,115,000		1,856,704,000		20,000,000		4,058,819,000

PRISONERS REHABILITATION PROGRAM				136,486,000				136,486,000

Implementation, Supervision and Evaluation of Rehabilitation Programs for National Prisoners				122,952,000				122,952,000

National Capital Region (NCR)				60,866,000				60,866,000

New Bilibid Prison/Correctional Institute for Women				60,866,000				60,866,000
Region IVB - MIMAROPA				24,317,000				24,317,000

Iwahig Prison and Penal Farm				13,791,000				13,791,000
Sablayan Prison and Penal Farm				10,526,000				10,526,000
Region VIII - Eastern Visayas				8,856,000				8,856,000

Leyte Regional Prison				8,856,000				8,856,000
Region IX - Zamboanga Peninsula				10,711,000				10,711,000

San Ramon Prison and Penal Farm				10,711,000				10,711,000
Region XI - Davao				18,202,000				18,202,000

Davao Prison and Penal Farm				18,202,000				18,202,000
Operation and Implementation of Agro-Industries Projects				13,534,000				13,534,000

National Capital Region (NCR)				5,503,000				5,503,000

New Bilibid Prison/Correctional Institute for Women				5,503,000				5,503,000
Region IVB - MIMAROPA				3,775,000				3,775,000

Iwahig Prison and Penal Farm				2,199,000				2,199,000
Sablayan Prison and Penal Farm				1,576,000				1,576,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1095
DEPARTMENT OF JUSTICE

Region IX - Zamboanga Peninsula				1,777,000				1,777,000

San Ramon Prison and Penal Farm				1,777,000				1,777,000
Region XI - Davao				2,479,000				2,479,000

Davao Prison and Penal Farm				2,479,000				2,479,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		2,182,115,000		1,720,218,000		20,000,000		3,922,333,000

Supervision, Control and Management of National Prisoners		2,182,115,000		1,720,218,000		20,000,000		3,922,333,000

National Capital Region (NCR)		2,163,823,000		1,079,952,000		20,000,000		3,263,775,000

New Bilibid Prison/Correctional Institute for Women		2,163,823,000		1,079,952,000		20,000,000		3,263,775,000
Region IVB - MIMAROPA		4,623,000		218,190,000				222,813,000

Iwahig Prison and Penal Farm		4,044,000		113,679,000				117,723,000
Sablayan Prison and Penal Farm		579,000		104,511,000				105,090,000
Region VIII - Eastern Visayas		1,915,000		91,467,000				93,382,000

Leyte Regional Prison		1,915,000		91,467,000				93,382,000
Region IX - Zamboanga Peninsula		4,682,000		69,996,000				74,678,000

San Ramon Prison and Penal Farm		4,682,000		69,996,000				74,678,000
Region XI - Davao		7,072,000		260,613,000				267,685,000

Davao Prison and Penal Farm		7,072,000		260,613,000				267,685,000

Sub-total, Operations		2,182,115,000		1,856,704,000		20,000,000		4,058,819,000

TOTAL NEW APPROPRIATIONS	₱	3,317,790,000	₱	1,926,319,000	₱	20,000,000	₱	5,264,109,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	60,351

Total Permanent Positions	60,351

Other Compensation Common to All
Personnel Economic Relief Allowance	3,984
Representation Allowance	774
Transportation Allowance	774

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Clothing and Uniform Allowance	996
Mid-Year Bonus - Civilian	5,029
Year End Bonus	5,029
Cash Gift	830
Productivity Enhancement Incentive	830
Step Increment	151

Total Other Compensation Common to All	18,397

Other Compensation for Specific Groups
Hazard Duty Pay	2,146
Other Personnel Benefits	1,958

Total Other Compensation for Specific Groups	4,104

Other Benefits
PAG-IBIG Contributions	199
PhilHealth Contributions	954
Employees Compensation Insurance Premiums	199
Loyalty Award - Civilian	50

Total Other Benefits	1,402

Military/Uniformed Personnel
Basic Pay
Base Pay	1,465,144
Creation of New Positions	288,647

Total Basic Pay	1,753,791

Other Compensation Common to All
Personnel Economic Relief Allowance	89,544
Clothing/Uniform Allowance	36,508
Subsistence Allowance	204,272
Laundry Allowance	1,435
Quarters Allowance	19,459
Longevity Pay	5,899
Mid-Year Bonus - Military/Uniformed Personnel	122,095
Year End Bonus	122,095
Cash Gift	18,655
Productivity Enhancement Incentive	18,655

Total Other Compensation Common to All	638,617

Other Compensation for Specific Groups
Hazard Duty Pay	24,177
Lump-sum for Filling of Positions -
Military/Uniformed Personnel (MUP)	763,486

Total Other Compensation for Specific Groups	787,663

JANUARY 3, 2022	OFFICIAL GAZETTE	1097
DEPARTMENT OF JUSTICE

Other Benefits
Special Group Term Insurance	269
PAG-IBIG Contributions	4,477
PhilHealth Contributions	25,583
Employees Compensation Insurance Premiums	4,477
Terminal Leave	18,659

Total Other Benefits	53,465

Total Personnel Services	3,317,790

Maintenance and Other Operating Expenses
Travelling Expenses	60,243
Training and Scholarship Expenses	8,597
Supplies and Materials Expenses	1,685,917
Utility Expenses	83,278
Communication Expenses	7,809
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	279
Professional Services	5,952
Repairs and Maintenance	56,102
Financial Assistance/Subsidy	912
Taxes, Insurance Premiums and Other Fees	1,461
Other Maintenance and Operating Expenses
Advertising Expenses	899
Printing and Publication Expenses	1,267
Representation Expenses	4,562
Rent/Lease Expenses	1,866
Membership Dues and Contributions to Organizations	182
Subscription Expenses	1,609
Donations	821
Other Maintenance and Operating Expenses	4,563

Total Maintenance and Other Operating Expenses	1,926,319

Total Current Operating Expenditures	5,244,109

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	20,000

Total Capital Outlays	20,000

TOTAL NEW APPROPRIATIONS	5,264,109

C. BUREAU OF IMMIGRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,593,299,000

New Appropriations, by Program

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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	182,493,000	₱	155,284,000	₱	80,610,000	₱	418,387,000
Operations		842,464,000		332,448,000				1,174,912,000

BORDER CONTROL AND MANAGEMENT PROGRAM		842,464,000		332,448,000				1,174,912,000

TOTAL NEW APPROPRIATIONS	₱	1,024,957,000	₱	487,732,000	₱	80,610,000	₱	1,593,299,000

Special Provision(s)

1. Immigration Fees and Collections. Fees or any form of charges collected by the Bureau of Immigration (BI) shall be deposited with the National Treasury and recorded as trust receipts, subject to the provisions of the Office of the President Memorandum Order No. 24 dated July 13, 2018 or any subsequent Order for the purpose.

Failure to comply with the above requirements shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	164,632,000	₱	155,284,000	₱	80,610,000	₱	400,526,000
Administration of Personnel Benefits		17,861,000						17,861,000

Sub-total, General Administration and Support		182,493,000		155,284,000		80,610,000		418,387,000

Operations
Immigration Enforcement and Border Control Effectively and Efficiently Administered		842,464,000		332,448,000				1,174,912,000

BORDER CONTROL AND MANAGEMENT PROGRAM		842,464,000		332,448,000				1,174,912,000

Registration of Aliens		45,026,000		11,529,000				56,555,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1099
DEPARTMENT OF JUSTICE

Immigration, Deportation and Other Related Activities		762,418,000		212,602,000				975,020,000
Intelligence and Security Services		35,020,000		34,146,000				69,166,000
Project(s)
Locally-Funded Projects				74,171,000				74,171,000

Enhancement of Border Management
Information System (BMIS)				71,801,000				71,801,000
Philippine Anti-Illegal Drugs Strategy				2,370,000				2,370,000

Sub-total, Operations		842,464,000		332,448,000				1,174,912,000

TOTAL NEW APPROPRIATIONS	₱	1,024,957,000	₱	487,732,000	₱	80,610,000	₱	1,593,299,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	689,473

Total Permanent Positions	689,473

Other Compensation Common to All
Personnel Economic Relief Allowance	48,648
Representation Allowance	732
Transportation Allowance	732
Clothing and Uniform Allowance	12,162
Honoraria	600
Mid-Year Bonus - Civilian	57,455
Year End Bonus	57,455
Cash Gift	10,135
Productivity Enhancement Incentive	10,135
Step Increment	1,724

Total Other Compensation Common to All	199,778

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	453

Total Other Compensation for Specific Groups	453

Other Benefits
PAG-IBIG Contributions	2,433
PhilHealth Contributions	11,958
Employees Compensation Insurance Premiums	2,433

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Loyalty Award - Civilian	1,730
Terminal Leave	17,861

Total Other Benefits	36,415

Non-Permanent Positions	98,838

Total Personnel Services	1,024,957

Maintenance and Other Operating Expenses
Travelling Expenses	96,272
Training and Scholarship Expenses	15,600
Supplies and Materials Expenses	104,675
Utility Expenses	28,438
Communication Expenses	106,061
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	20,000
Extraordinary and Miscellaneous Expenses	324
Professional Services	1,669
General Services	61,939
Repairs and Maintenance	12,774
Taxes, Insurance Premiums and Other Fees	2,900
Other Maintenance and Operating Expenses
Advertising Expenses	1,671
Printing and Publication Expenses	5,500
Representation Expenses	6,880
Transportation and Delivery Expenses	44
Rent/Lease Expenses	19,816
Membership Dues and Contributions to Organizations	69
Subscription Expenses	3,100

Total Maintenance and Other Operating Expenses	487,732

Total Current Operating Expenditures	1,512,689

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	31,950
Transportation Equipment Outlay	48,660

Total Capital Outlays	80,610

TOTAL NEW APPROPRIATIONS	1,593,299

D. LAND REGISTRATION AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,160,277,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	1101
DEPARTMENT OF JUSTICE

PROGRAMS
General Administration and Support	₱	118,759,000	₱		₱	118,759,000
Support to Operations		48,550,000				48,550,000
Operations		931,090,000		61,878,000		992,968,000

LAND TITLING AND REGISTRATION PROGRAM		931,090,000		61,878,000		992,968,000

TOTAL NEW APPROPRIATIONS	₱	1,098,399,000	₱	61,878,000	₱	1,160,277,000

Special Provision(s)

1. Land Registration Fees and Collections. In addition to the amounts appropriated herein, Five Hundred Fifty Eight Million Three Hundred Seventy Thousand Pesos (P558,370,000) shall be used for MOOE of the Land Registration Authority (LRA) sourced from twenty percent (20%) of the land registration fees or collections in accordance with Section 111 of P.D. No. 1529.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 s. 1987.

2. Comprehensive Agrarian Reform Program. The amount of One Hundred Fifty One Million Five Hundred Twenty Five Thousand Pesos (P151,525,000) appropriated herein shall be used for the registration requirements of Land Acquisition and Distribution under the Comprehensive Agrarian Reform Program.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	79,408,000	₱			₱	79,408,000
Administration of Personnel Benefits		39,351,000					39,351,000

Sub-total, General Administration and Support		118,759,000					118,759,000

Support to Operations
Statistical Services		8,509,000					8,509,000
Information Systems Development and Maintenance		14,872,000					14,872,000
Legal Services		25,169,000					25,169,000

Sub-total, Support to Operations		48,550,000					48,550,000

Operations
Land Registration Services Effectively Delivered		931,090,000		61,878,000			992,968,000

LAND TITLING AND REGISTRATION PROGRAM		931,090,000		61,878,000			992,968,000

Issuance of Registration Decrees and Certificates of Title		312,035,000					312,035,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Registration of Voluntary and Involuntary Deeds/Instruments		529,408,000				529,408,000
Registration of CLOAS and Other Land Patents Pursuant to the Comprehensive Agrarian Reform Program		89,647,000		61,878,000		151,525,000

Sub-total, Operations		931,090,000		61,878,000		992,968,000

TOTAL NEW APPROPRIATIONS	₱	1,098,399,000	₱	61,878,000	₱	1,160,277,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	722,651

Total Permanent Positions	722,651

Other Compensation Common to All
Personnel Economic Relief Allowance	51,600
Representation Allowance	7,416
Transportation Allowance	7,416
Clothing and Uniform Allowance	12,900
Honoraria	4,073
Mid-Year Bonus - Civilian	60,222
Year End Bonus	60,222
Cash Gift	10,750
Productivity Enhancement Incentive	10,750
Step Increment	1,806

Total Other Compensation Common to All	227,155

Other Compensation for Specific Groups
Longevity Pay	1,189

Total Other Compensation for Specific Groups	1,189

Other Benefits
PAG-IBIG Contributions	2,580
PhilHealth Contributions	11,921
Employees Compensation Insurance Premiums	2,580
Loyalty Award - Civilian	1,325
Terminal Leave	39,351

Total Other Benefits	57,757

JANUARY 3, 2022	OFFICIAL GAZETTE	1103
DEPARTMENT OF JUSTICE

Non-Permanent Positions	89,647

Total Personnel Services	1,098,399

Maintenance and Other Operating Expenses
Travelling Expenses	774
Training and Scholarship Expenses	176
Supplies and Materials Expenses	2,605
Utility Expenses	1,161
Communication Expenses	1,900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	57
General Services	1,488
Repairs and Maintenance	384
Taxes, Insurance Premiums and Other Fees	51,763
Other Maintenance and Operating Expenses
Rent/Lease Expenses	294
Other Maintenance and Operating Expenses	1,276

Total Maintenance and Other Operating Expenses	61,878

Total Current Operating Expenditures	1,160,277

TOTAL NEW APPROPRIATIONS	1,160,277

E. NATIONAL BUREAU OF INVESTIGATION

For general administration and support, and operations, as indicated hereunder	₱	2,325,314,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	203,302,000	₱	475,390,000	₱		₱	678,692,000
Operations		870,080,000		355,795,000		420,747,000		1,646,622,000

CRIME DETECTION AND INVESTIGATION PROGRAM		870,080,000		355,795,000		420,747,000		1,646,622,000

TOTAL NEW APPROPRIATIONS	₱	1,073,382,000	₱	831,185,000	₱	420,747,000	₱	2,325,314,000

Special Provision(s)

1.    Trust Receipts from Clearance and Other Fees. Thirty percent (30%) of its annual collections but not to exceed One Hundred Fifty Million Pesos (P150,000,000) sourced from clearance and other fees collected by the National Bureau of Investigation (NBI) shall be used for its modernization and augment its MOOE and Capital Outlay requirements in accordance with Section 12 of R.A. No. 10867. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

1104	OFFICIAL GAZETTE	VOL. 118, NO. 1
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2.    Hazard Duty Pay. The following may be granted Hazard Duty Pay pursuant to R.A. No. 10867 in an amount not exceeding Four Thousand Pesos (P4,000) per month:

(a)

Investigation Agents and Special Investigators from the Investigation Service, Intelligence Service, Regional Operation Service, and other related units/offices of the NBI who are involved in the actual conduct of investigation of crimes and other offenses; and

(b)	NBI Directors who are involved or participating in the actual conduct of investigation operations and other related activities.

The Hazard Duty Pay may be granted only during the period of actual conduct of investigation of crimes and other offenses and assignment to investigation operations and other related activities of the foregoing qualified personnel which expose them to great dangers or risks.

3.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

4.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	181,663,000	₱	475,390,000	₱		₱	657,053,000
Administration of Personnel Benefits		21,639,000						21,639,000

Sub-total, General Administration and Support		203,302,000		475,390,000				678,692,000

Operations
Efficient and Effective Investigation Ensured		870,080,000		355,795,000		420,747,000		1,646,622,000

CRIME DETECTION AND INVESTIGATION PROGRAM		870,080,000		355,795,000		420,747,000		1,646,622,000

Investigation and Detection of Crimes and Other
Related Activities		705,156,000		135,566,000		246,015,000		1,086,737,000
Scientific Criminal Investigation Services		105,089,000		53,101,000		82,630,000		240,820,000
Criminal Records Management and Modernization Activities		59,835,000		167,128,000		92,102,000		319,065,000

Sub-total, Operations		870,080,000		355,795,000		420,747,000		1,646,622,000

TOTAL NEW APPROPRIATIONS	₱	1,073,382,000	₱	831,185,000	₱	420,747,000	₱	2,325,314,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	1105
DEPARTMENT OF JUSTICE

Basic Salary	771,553

Total Permanent Positions	771,553

Other Compensation Common to All
Personnel Economic Relief Allowance	34,992
Representation Allowance	11,940
Transportation Allowance	11,838
Clothing and Uniform Allowance	8,748
Mid-Year Bonus - Civilian	64,295
Year End Bonus	64,295
Cash Gift	7,290
Productivity Enhancement Incentive	7,290
Step Increment	1,929

Total Other Compensation Common to All	212,617

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	12,110
Hazard Duty Pay	25,968

Total Other Compensation for Specific Groups	38,078

Other Benefits
PAG-IBIG Contributions	1,749
PhilHealth Contributions	11,912
Employees Compensation Insurance Premiums	1,749
Loyalty Award - Civilian	1,395
Terminal Leave	21,639

Total Other Benefits	38,444

Non-Permanent Positions	12,690

Total Personnel Services	1,073,382

Maintenance and Other Operating Expenses
Travelling Expenses	33,025
Training and Scholarship Expenses	19,495
Supplies and Materials Expenses	139,709
Utility Expenses	47,731
Communication Expenses	22,782
Awards/Rewards and Prizes	264
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	185,400
Extraordinary and Miscellaneous Expenses	3,457
Professional Services	108,213
General Services	9,814
Repairs and Maintenance	15,968
Financial Assistance/Subsidy	176
Taxes, Insurance Premiums and Other Fees	1,197
Other Maintenance and Operating Expenses
Advertising Expenses	795
Printing and Publication Expenses	1,007
Representation Expenses	915

1106	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Transportation and Delivery Expenses	3,986
Rent/Lease Expenses	220,457
Membership Dues and Contributions to Organizations	441
Subscription Expenses	15,367
Other Maintenance and Operating Expenses	986

Total Maintenance and Other Operating Expenses	831,185

Total Current Operating Expenditures	1,904,567

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	27,500
Machinery and Equipment Outlay	356,609
Transportation Equipment Outlay	11,250
Furniture, Fixtures and Books Outlay	5,000
Intangible Assets Outlay	20,388

Capital Outlays	420,747

TOTAL NEW APPROPRIATIONS	2,325,314

F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION

For general administration and support, and operations, as indicated hereunder	₱	68,574,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	7,352,000	₱	22,155,000		₱	29,507,000
Operations		13,349,000		25,718,000			39,067,000

ADR ADVOCACY AND DEVELOPMENT PROGRAM		13,349,000		25,718,000			39,067,000

TOTAL NEW APPROPRIATIONS	₱	20,701,000	₱	47,873,000		₱	68,574,000

Special Provision(s)

1. Alternative Dispute Resolution Training for Mediation Services. The Office for Alternative Dispute Resolution (OADR) shall prioritize alternative dispute resolution training for Negosyo Centers established by the Department of Trade and Industry to support resumption of financial services for micro, small and medium enterprises.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	1107
DEPARTMENT OF JUSTICE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	7,352,000	₱	22,155,000		₱	29,507,000

Sub-total, General Administration and Support		7,352,000		22,155,000			29,507,000

Operations
Use of Alternative Dispute Resolution (ADR) effectively promoted and developed		13,349,000		25,718,000			39,067,000

ADR ADVOCACY AND DEVELOPMENT PROGRAM		13,349,000		25,718,000			39,067,000

ADR advocacy and development services for public and private sectors		13,349,000		25,718,000			39,067,000

Sub-total, Operations		13,349,000		25,718,000			39,067,000

TOTAL NEW APPROPRIATIONS	₱	20,701,000	₱	47,873,000		₱	68,574,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	15,954

Total Permanent Positions	15,954

Other Compensation Common to All
Personnel Economic Relief Allowance	624
Representation Allowance	354
Transportation Allowance	354
Clothing and Uniform Allowance	156
Mid-Year Bonus - Civilian	1,330
Year End Bonus	1,330
Cash Gift	130
Productivity Enhancement Incentive	130
Step Increment	40

Total Other Compensation Common to All	4,448

1108	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Benefits
PAG-IBIG Contributions	32
PhilHealth Contributions	235
Employees Compensation Insurance Premiums	32

Total Other Benefits	299

Total Personnel Services	20,701

Maintenance and Other Operating Expenses
Travelling Expenses	5,935
Training and Scholarship Expenses	11,514
Supplies and Materials Expenses	5,954
Utility Expenses	2,262
Communication Expenses	970
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	451
Professional Services	5,903
General Services	791
Repairs and Maintenance	538
Taxes, Insurance Premiums and Other Fees	42
Other Maintenance and Operating Expenses
Advertising Expenses	3,206
Printing and Publication Expenses	2,138
Representation Expenses	2,708
Rent/Lease Expenses	4,964
Membership Dues and Contributions to Organizations	46
Subscription Expenses	451

Total Maintenance and Other Operating Expenses	47,873

Total Current Operating Expenditures	68,574

TOTAL NEW APPROPRIATIONS	68,574

G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

For general administration and support, and operations, as indicated hereunder	₱	210,559,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	41,882,000	₱	16,105,000	₱	4,635,000	₱	62,622,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1109
DEPARTMENT OF JUSTICE

Operations		131,867,000		12,970,000		3,100,000		147,937,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		131,867,000		12,970,000		3,100,000		147,937,000

TOTAL NEW APPROPRIATIONS	₱	173,749,000	₱	29,075,000	₱	7,735,000	₱	210,559,000

Special Provision(s)

1. Assessments Levied by the Office of the Government Corporate Counsel. Fees collected by the Office of the Government Corporate Counsel (OGCC) from client GOCCs in accordance with Section 4 of P.D. No. 1415 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Failure to comply with the above requirement shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,297,000	₱	16,105,000	₱	4,635,000	₱	55,037,000
Administration of Personnel Benefits		7,585,000						7,585,000

Sub-total, General Administration and Support		41,882,000		16,105,000		4,635,000		62,622,000

Operations
Efficient Legal Services for Government Corporations Ensured		131,867,000		12,970,000		3,100,000		147,937,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		131,867,000		12,970,000		3,100,000		147,937,000

Legal Services to GOCCs		131,867,000		12,970,000		3,100,000		147,937,000

Sub-total, Operations		131,867,000		12,970,000		3,100,000		147,937,000

TOTAL NEW APPROPRIATIONS	₱	173,749,000	₱	29,075,000	₱	7,735,000	₱	210,559,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

1110	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Basic Salary	116,475

Total Permanent Positions	116,475

Other Compensation Common to All
Personnel Economic Relief Allowance	2,904
Representation Allowance	6,132
Transportation Allowance	6,132
Clothing and Uniform Allowance	726
Mid-Year Bonus - Civilian	9,706
Year End Bonus	9,706
Cash Gift	605
Productivity Enhancement Incentive	605
Step Increment	291

Total Other Compensation Common to All	36,807

Other Compensation for Specific Groups
Longevity Pay	2,621

Total Other Compensation for Specific Groups	2,621

Other Benefits
PAG-IBIG Contributions	145
PhilHealth Contributions	1,214
Employees Compensation Insurance Premiums	145
Loyalty Award - Civilian	100
Terminal Leave	7,585

Total Other Benefits	9,189

Non-Permanent Positions	8,657

Total Personnel Services	173,749

Maintenance and Other Operating Expenses
Travelling Expenses	543
Training and Scholarship Expenses	2,883
Supplies and Materials Expenses	4,315
Utility Expenses	2,747
Communication Expenses	3,454
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,632
Professional Services	700
General Services	360
Repairs and Maintenance	326
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	27
Rent/Lease Expenses	10,341

JANUARY 3, 2022	OFFICIAL GAZETTE	1111
DEPARTMENT OF JUSTICE

Subscription Expenses	1,487
Other Maintenance and Operating Expenses	160

Total Maintenance and Other Operating Expenses	29,075

Total Current Operating Expenditures	202,824

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,635
Transportation Equipment Outlay	3,100

Total Capital Outlays	7,735

TOTAL NEW APPROPRIATIONS	210,559

H. OFFICE OF THE SOLICITOR GENERAL

For general administration and support, and operations, as indicated hereunder	₱	1,194,322,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	120,065,000	₱	99,776,000	₱	29,000,000	₱	248,841,000
Operations		784,765,000		160,716,000				945,481,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		784,765,000		160,716,000				945,481,000

TOTAL NEW APPROPRIATIONS	₱	904,830,000	₱	260,492,000		29,000,000	₱	1,194,322,000

Special Provision(s)

1. Income from Collections of the Office of the Solicitor General. In addition to the amounts appropriated herein, the following amounts from the collections of the Office of the Solicitor General (OSG) shall be constituted as Special Trust Fund pursuant to Section 11 of R.A. No. 9417:

(a) Five percent (5%) of monetary awards by the courts to client department, agencies and instrumentalities of the government, including court-approved compromise agreements;

(b) Fifty percent (50%) of fees collected by the Special Committee on Naturalization; and

(c) All other income, fees and revenues earned and collected by the OSG.

Said Trust Fund shall be used for the implementation of R.A. No. 9417, including those for health care services, insurance premiums, professional, educational, registration fees, contracted transportation benefits and other benefits stated under R.A. No. 9417, and its IRR, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

In no case shall the trust fund be used for the payment of special allowance which had already been fully integrated in the salaries of entitled personnel.

2. Operating Requirements of the Special Committee on Naturalization. In addition to the amounts appropriated herein, Fifty Thousand Pesos (₱50,000) shall be used to augment the operating requirements of the Special Committee on Naturalization sourced from fifty percent (50%) of the collections made in accordance with Section 1 of P.D. No. 736.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

1112	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Administration and Support Services	₱	120,065,000	₱	99,776,000		29,000,000	₱	248,841,000

Sub-total, General Administration and Support		120,065,000		99,776,000		29,000,000		248,841,000

Operations
Efficient Legal Service for Government and the Public Ensured		784,765,000		160,716,000				945,481,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		784,765,000		160,716,000				945,481,000

Legal Services to the Government, its Offices and Agencies		784,765,000		160,716,000				945,481,000

Sub-total, Operations		784,765,000		160,716,000				945,481,000

TOTAL NEW APPROPRIATIONS	₱	904,830,000	₱	260,492,000	₱	29,000,000	₱	1,194,322,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	690,241

Total Permanent Positions	690,241

Other Compensation Common to All
Personnel Economic Relief Allowance	19,800
Representation Allowance	24,648
Transportation Allowance	24,648
Clothing and Uniform Allowance	4,950
Mid-Year Bonus - Civilian	57,520
Year End Bonus	57,520
Cash Gift	4,125
Productivity Enhancement Incentive	4,125
Step Increment	1,726

Total Other Compensation Common to All	199,062

JANUARY 3, 2022	OFFICIAL GAZETTE	1113
DEPARTMENT OF JUSTICE

Other Compensation for Specific Groups
Longevity Pay	5,091

Total Other Compensation for Specific Groups	5,091

Other Benefits
PAG-IBIG Contributions	990
PhilHealth Contributions	8,016
Employees Compensation Insurance Premiums	990
Loyalty Award - Civilian	440

Total Other Benefits	10,436

Total Personnel Services	904,830

Maintenance and Other Operating Expenses
Travelling Expenses	3,000
Training and Scholarship Expenses	18,580
Supplies and Materials Expenses	19,804
Utility Expenses	21,985
Communication Expenses	20,408
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,836
Professional Services	701
General Services	18,518
Repairs and Maintenance	18,109
Taxes, Insurance Premiums and Other Fees	1,310
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	50
Representation Expenses	150
Transportation and Delivery Expenses	1,012
Rent/Lease Expenses	64,485
Subscription Expenses	50,832
Other Maintenance and Operating Expenses	14,612

Total Maintenance and Other Operating Expenses	260,492

Total Current Operating Expenditures	1,165,322

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	13,000
Furniture, Fixtures and Books Outlay	1,000

Total Capital Outlays	29,000

TOTAL NEW APPROPRIATIONS	1,194,322

I. PAROLE AND PROBATION ADMINISTRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,005,474,000

1114	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	77,713,000	₱	19,358,000	₱	57,293,000	₱	154,364,000
Operations		666,550,000		131,560,000		53,000,000		851,110,000

PAROLE AND PROBATION PROGRAM		666,550,000		131,560,000		53,000,000		851,110,000

TOTAL NEW APPROPRIATIONS	₱	744,263,000	₱	150,918,000	₱	110,293,000	₱	1,005,474,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,168,000	₱	19,358,000	₱	57,293,000	₱	135,819,000

National Capital Region (NCR)		59,168,000		19,358,000		57,293,000		135,819,000

Central Office		59,168,000		19,358,000		57,293,000		135,819,000
Administration of Personnel Benefits		18,545,000						18,545,000

National Capital Region (NCR)		18,545,000						18,545,000

Central Office		18,545,000						18,545,000

Sub-total, General Administration and Support		77,713,000		19,358,000		57,293,000		154,364,000

Operations
Community-Based Rehabilitation and Re-Integration of Offenders Upgraded		666,550,000		131,560,000		53,000,000		851,110,000

PAROLE AND PROBATION PROGRAM		666,550,000		131,560,000		53,000,000		851,110,000

Administration of the Parole and Probation System		666,550,000		111,216,000				777,766,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1115
DEPARTMENT OF JUSTICE

National Capital Region (NCR)	85,560,000	11,679,000	97,239,000

Regional Office - NCR	85,560,000	11,679,000	97,239,000
Region I - Ilocos	40,427,000	6,298,000	46,725,000

Regional Office - I	40,427,000	6,298,000	46,725,000
Cordillera Administrative Region (CAR)	25,392,000	4,395,000	29,787,000

Regional Office - CAR	25,392,000	4,395,000	29,787,000
Region II - Cagayan Valley	30,943,000	4,717,000	35,660,000

Regional Office - II	30,943,000	4,717,000	35,660,000
Region III - Central Luzon	54,001,000	8,545,000	62,546,000

Regional Office - III	54,001,000	8,545,000	62,546,000
Region IVA - CALABARZON	57,070,000	8,635,000	65,705,000

Regional Office - IVA	57,070,000	8,635,000	65,705,000
Region IVB - MIMAROPA	24,944,000	5,392,000	30,336,000

Regional Office - IVB	24,944,000	5,392,000	30,336,000
Region V - Bicol	40,161,000	5,030,000	45,191,000

Regional Office - V	40,161,000	5,030,000	45,191,000
Region VI - Western Visayas	53,407,000	11,441,000	64,848,000

Regional Office - VI	53,407,000	11,441,000	64,848,000
Region VII - Central Visayas	63,034,000	11,174,000	74,208,000

Regional Office - VII	63,034,000	11,174,000	74,208,000
Region VIII - Eastern Visayas	44,739,000	5,772,000	50,511,000

Regional Office - VIII	44,739,000	5,772,000	50,511,000
Region IX - Zamboanga Peninsula	25,509,000	5,289,000	30,798,000

Regional Office - IX	25,509,000	5,289,000	30,798,000
Region X - Northern Mindanao	38,624,000	6,826,000	45,450,000

Regional Office - X	38,624,000	6,826,000	45,450,000
Region XI - Davao	43,700,000	5,450,000	49,150,000

Regional Office - XI	43,700,000	5,450,000	49,150,000
Region XII - SOCCSKSARGEN	17,385,000	6,176,000	23,561,000

Regional Office - XII	17,385,000	6,176,000	23,561,000

1116	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region XIII - Caraga		21,654,000		4,397,000				26,051,000

Regional Office - XIII		21,654,000		4,397,000				26,051,000
Project(s)
Locally-Funded Project(s)				20,344,000		53,000,000		73,344,000

Automation of Parole and Probation Caseload Management Information System				18,503,000				18,503,000

National Capital Region (NCR)				18,503,000				18,503,000

Central Office				18,503,000				18,503,000
Construction of DOJ-PPA R - III Regional Office						23,000,000		23,000,000

Region III - Central Luzon						23,000,000		23,000,000

Regional Office - III						23,000,000		23,000,000
Construction of DOJ-PPA R - IX Regional Office						30,000,000		30,000,000

Region IX - Zamboanga Peninsula						30,000,000		30,000,000

Regional Office - IX						30,000,000		30,000,000
Philippine Anti-illegal Drugs Strategy				1,841,000				1,841,000

National Capital Region (NCR)				1,841,000				1,841,000

Central Office				1,841,000				1,841,000

Sub-total, Operations		666,550,000		131,560,000		53,000,000		851,110,000

TOTAL NEW APPROPRIATIONS	₱	744,263,000	₱	150,918,000	₱	110,293,000	₱	1,005,474,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	541,629

Total Permanent Positions	541,629

Other Compensation Common to All
Personnel Economic Relief Allowance	23,328
Representation Allowance	11,736

JANUARY 3, 2022	OFFICIAL GAZETTE	1117
DEPARTMENT OF JUSTICE

Transportation Allowance	11,736
Clothing and Uniform Allowance	5,832
Honoraria	2,200
Mid-Year Bonus - Civilian	45,134
Year End Bonus	45,134
Cash Gift	4,860
Productivity Enhancement Incentive	4,860
Step Increment	1,356

Total Other Compensation Common to All	156,176

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	16,372

Total Other Compensation for Specific Groups	16,372

Other Benefits
PAG-IBIG Contributions	1,166
PhilHealth Contributions	8,504
Employees Compensation Insurance Premiums	1,166
Loyalty Award - Civilian	705
Terminal Leave	18,545

Total Other Benefits	30,086

Total Personnel Services	744,263

Maintenance and Other Operating Expenses
Travelling Expenses	24,527
Training and Scholarship Expenses	16,441
Supplies and Materials Expenses	21,584
Utility Expenses	10,849
Communication Expenses	27,880
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,854
Professional Services	20,868
General Services	12,739
Repairs and Maintenance	3,802
Taxes, Insurance Premiums and Other Fees	703
Other Maintenance and Operating Expenses
Advertising Expenses	23
Printing and Publication Expenses	823
Representation Expenses	798
Rent/Lease Expenses	7,075
Subscription Expenses	952

Total Maintenance and Other Operating Expenses	150,918

Total Current Operating Expenditures	895,181

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	53,000

1118	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Machinery and Equipment Outlay	57,293

Total Capital Outlays	110,293

TOTAL NEW APPROPRIATIONS	1,005,474

J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

For general administration and support, and operations, as indicated hereunder	₱	160,007,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	63,052,000	₱	20,861,000	₱	5,422,000	₱	89,335,000
Operations		39,221,000		31,451,000				70,672,000

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		39,221,000		31,451,000				70,672,000

TOTAL NEW APPROPRIATIONS	₱	102,273,000	₱	52,312,000	₱	5,422,000	₱	160,007,000

Special Provision(s)

1. Use and Recording of Proceeds. All proceeds realized from the sale or administration of assets by the Presidential Commission on Good Government (PCGG) shall be deposited with the National Treasury: Provided, That not more than ten percent (10%) of such proceeds shall be used for the payment of lawful claims, which include recovery expenses, selling expenses, custodianship and other related costs attributable to the sold or administered assets.

In no case shall the proceeds be used for payment of salaries, allowances and other benefits of PCGG officials and employees.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,570,000	₱	20,861,000	₱	5,422,000	₱	88,853,000
Administration of Personnel Benefits		482,000						482,000

Sub-total, General Administration and Support		63,052,000		20,861,000		5,422,000		89,335,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1119
DEPARTMENT OF JUSTICE

Operations
Ill-Gotten Wealth Effectively and Efficiently Recovered		39,221,000		31,451,000				70,672,000

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		39,221,000		31,451,000				70,672,000

Recovery of Ill-gotten Wealth		39,221,000		31,451,000				70,672,000

Sub-total, Operations		39,221,000		31,451,000				70,672,000

TOTAL NEW APPROPRIATIONS	₱	102,273,000	₱	52,312,000	₱	5,422,000	₱	160,007,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	57,219

Total Permanent Positions	57,219

Other Compensation Common to All
Personnel Economic Relief Allowance	1,944
Representation Allowance	1,476
Transportation Allowance	1,476
Clothing and Uniform Allowance	486
Honoraria	600
Mid-Year Bonus - Civilian	4,768
Year End Bonus	4,768
Cash Gift	405
Productivity Enhancement Incentive	405
Step Increment	143

Total Other Compensation Common to All	16,471

Other Benefits
PAG-IBIG Contributions	98
PhilHealth Contributions	775
Employees Compensation Insurance Premiums	98
Loyalty Award - Civilian	30
Terminal Leave	482

Total Other Benefits	1,483

Non-Permanent Positions	27,100

Total Personnel Services	102,273

1120	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Maintenance and Other Operating Expenses
Travelling Expenses	2,149
Training and Scholarship Expenses	1,461
Supplies and Materials Expenses	5,651
Utility Expenses	4,944
Communication Expenses	3,828
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,990
Professional Services	15,750
General Services	8,650
Repairs and Maintenance	3,960
Taxes, Insurance Premiums and Other Fees	700
Other Maintenance and Operating Expenses
Advertising Expenses	272
Printing and Publication Expenses	58
Representation Expenses	788
Transportation and Delivery Expenses	58
Rent/Lease Expenses	950
Subscription Expenses	663
Other Maintenance and Operating Expenses	440

Total Maintenance and Other Operating Expenses	52,312

Total Current Operating Expenditures	154,585

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,072
Transportation Equipment Outlay	4,350

Total Capital Outlays	5,422

TOTAL NEW APPROPRIATIONS	160,007

K. PUBLIC ATTORNEY’S OFFICE

For general administration and support, and operations, as indicated hereunder	₱	4,747,696,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	225,514,000	₱	18,723,000	₱	1,800,000	₱	246,037,000
Operations		4,379,818,000		121,841,000				4,501,659,000

PUBLIC LEGAL ASSISTANCE PROGRAM		4,379,818,000		121,841,000				4,501,659,000

TOTAL NEW APPROPRIATIONS	₱	4,605,332,000	₱	140,564,000	₱	1,800,000	₱	4,747,696,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1121
DEPARTMENT OF JUSTICE

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishment shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	218,781,000	₱	18,723,000	₱	1,800,000	₱	239,304,000
Administration of Personnel Benefits		6,733,000						6,733,000

Sub-total, General Administration and Support		225,514,000		18,723,000		1,800,000		246,037,000

Operations
Accessible, Efficient and Effective Legal Service to Indigents and Other Qualified Persons Assured		4,379,818,000		121,841,000				4,501,659,000

PUBLIC LEGAL ASSISTANCE PROGRAM		4,379,818,000		121,841,000				4,501,659,000

Provision of Free Legal Services to Indigents and Other Qualified Persons in Criminal, Civil, Labor, Administrative and Other Quasi-Judicial Cases		4,379,818,000		121,841,000				4,501,659,000

Sub-total, Operations		4,379,818,000		121,841,000				4,501,659,000

TOTAL NEW APPROPRIATIONS	₱	4,605,332,000	₱	140,564,000	₱	1,800,000	₱	4,747,696,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,395,464

Total Permanent Positions	3,395,464

1122	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation Common to All
Personnel Economic Relief Allowance	78,624
Representation Allowance	190,482
Transportation Allowance	190,482
Clothing and Uniform Allowance	19,656
Mid-Year Bonus - Civilian	282,955
Year End Bonus	282,955
Cash Gift	16,380
Productivity Enhancement Incentive	16,380
Step Increment	8,489

Total Other Compensation Common to All	1,086,403

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,057
Allowance of PAO Lawyers and Employees Assigned in Night Courts	576
Inquest Allowance	57,912
Anniversary Bonus - Civilian	9,786

Total Other Compensation for Specific Groups	69,331

Other Benefits
PAG-IBIG Contributions	3,931
PhilHealth Contributions	37,779
Employees Compensation Insurance Premiums	3,931
Loyalty Award - Civilian	1,760
Terminal Leave	6,733

Total Other Benefits	54,134

Total Personnel Services	4,605,332

Maintenance and Other Operating Expenses
Travelling Expenses	7,569
Training and Scholarship Expenses	8,032
Supplies and Materials Expenses	75,304
Utility Expenses	11,805
Communication Expenses	7,019
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,911
Professional Services	1,484
General Services	5,784
Repairs and Maintenance	1,856
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Advertising Expenses	115
Printing and Publication Expenses	409
Representation Expenses	2,307
Transportation and Delivery Expenses	819
Rent/Lease Expenses	11,082
Membership Dues and Contributions to Organizations	355
Subscription Expenses	1,063

JANUARY 3, 2022	OFFICIAL GAZETTE	1123
DEPARTMENT OF JUSTICE

Total Maintenance and Other Operating Expenses	140,564

Total Current Operating Expenditures	4,745,896

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,800

Total Capital Outlays	1,800

TOTAL NEW APPROPRIATIONS	4,747,696

1124	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

GENERAL SUMMARY

DEPARTMENT OF JUSTICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	6,734,179,000	₱	711,505,000	₱	71,874,000	₱	7,517,558,000
B. BUREAU OF CORRECTIONS		3,317,790,000		1,926,319,000		20,000,000		5,264,109,000
C. BUREAU OF IMMIGRATION		1,024,957,000		487,732,000		80,610,000		1,593,299,000
D. LAND REGISTRATION AUTHORITY		1,098,399,000		61,878,000				1,160,277,000
E. NATIONAL BUREAU OF INVESTIGATION		1,073,382,000		831,185,000		420,747,000		2,325,314,000
F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION		20,701,000		47,873,000				68,574,000
G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL		173,749,000		29,075,000		7,735,000		210,559,000
H. OFFICE OF THE SOLICITOR GENERAL		904,830,000		260,492,000		29,000,000		1,194,322,000
I. PAROLE AND PROBATION ADMINISTRATION		744,263,000		150,918,000		110,293,000		1,005,474,000
J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT		102,273,000		52,312,000		5,422,000		160,007,000
K. PUBLIC ATTORNEY’S OFFICE		4,605,332,000		140,564,000		1,800,000		4,747,696,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF JUSTICE	₱	19,799,855,000	₱	4,699,853,000	₱	747,481,000	₱	25,247,189,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1125
DEPARTMENT OF LABOR AND EMPLOYMENT

XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	33,227,047,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,168,455,000	₱	225,591,000	₱		₱	16,200,000	₱	1,410,246,000
Support to Operations		22,807,000		90,837,000				143,507,000		257,151,000
Operations		1,695,217,000		29,806,433,000		8,000,000		50,000,000		31,559,650,000

EMPLOYMENT FACILITATION PROGRAM		21,671,000		886,285,000						907,956,000
EMPLOYMENT PRESERVATION AND REGULATION PROGRAM		480,707,000		228,021,000						708,728,000
WORKERS PROTECTION AND WELFARE PROGRAM		1,192,839,000		28,692,127,000		8,000,000		50,000,000		29,942,966,000

TOTAL NEW APPROPRIATIONS	₱	2,886,479,000	₱	30,122,861,000	₱	8,000,000	₱	209,707,000	₱	33,227,047,000

Special Provision(s)

1. Verification Fees. In addition to the amounts appropriated herein, One Hundred Sixty Three Million One Hundred Thirty Four Thousand Pesos (₱163,134,000) sourced from collections of verification fees earned in foreign posts shall be recorded as income under Special Account Fund 104354. Said verification fees, collected as foreign currency earnings, may be retained as a working fund for the administrative and operational expenses of DOLE’s Foreign Service Offices, subject to the guidelines issued jointly by the DBM, DOLE and BTr. The total amount of income retained as a working fund and the subsequent allotments to be released for the MOOE and Capital Outlay requirements of DOLE’s foreign posts shall not exceed the amount of appropriations authorized for verification of overseas employment documents.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Tulong Panghanapbuhay sa Ating Disadvantaged or Displaced Workers Program (TUPAD) and Government Internship Program (GIP). The amount of Twenty Six Billion Five Hundred Nine Million Seven Hundred Forty One Thousand Pesos (₱26,509,741,000) appropriated herein under the Livelihood and Emergency Employment shall be used for the implementation of the Tulong Panghanapbuhay sa Ating Disadvantaged or Displaced Workers Program (TUPAD) and for the payment of stipend equivalent to the minimum wage prevailing in the region of the beneficiaries who are eighteen (18) years of age and above under the Government Internship Program.

In the implementation of TUPAD, the DOLE shall be allowed to utilize up to five percent (5%) of the said amount to cover administrative costs of implementing the program.

In the identification of the TUPAD beneficiaries, the DOLE shall give priority to the following, in the order of preference: (i) indigent families under the National Household Targeting System for Poverty Reduction; (ii) informal sector families; and (iii) those under the next lower poverty level, as determined by the DSWD.

3. Trust Receipts from Lien on Gross Production of Sugar. The twenty percent (20%) lien imposed on the gross production of sugar remitted to DOLE shall be used in accordance with R.A. No. 6982, as follows:

(a) Nine percent (9%) for socio-economic projects of sugar workers;

(b) Five percent (5%) for the death benefit program of sugar workers;

(c) Three percent (3%) for maternity benefits of women sugar workers, up to the first four (4) deliveries, in addition to existing benefits granted by law or collective bargaining agreements; and

(d) Three percent (3%) for administrative expenses.

Said lien shall be deposited in the National Treasury in accordance with E.O. No. 338, s. 1996 and shall be recorded as trust receipts.

1126	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

4. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,158,403,000	₱	225,591,000	₱	₱	16,200,000	₱	1,400,194,000

National Capital Region (NCR)		567,212,000		123,130,000			8,100,000		698,442,000

Central Office		469,332,000		97,365,000			8,100,000		574,797,000
Regional Office - NCR		97,880,000		25,765,000					123,645,000
Region I - Ilocos		41,244,000		6,363,000					47,607,000

Regional Office - I		41,244,000		6,363,000					47,607,000
Cordillera Administrative Region (CAR)		28,315,000		3,754,000					32,069,000

Regional Office - CAR		28,315,000		3,754,000					32,069,000
Region II - Cagayan Valley		32,906,000		3,754,000					36,660,000

Regional Office - II		32,906,000		3,754,000					36,660,000
Region III - Central Luzon		58,562,000		7,822,000					66,384,000

Regional Office - III		58,562,000		7,822,000					66,384,000
Region IVA - CALABARZON		49,185,000		11,617,000			1,350,000		62,152,000

Regional Office - IVA		49,185,000		11,617,000			1,350,000		62,152,000
Region IVB - MIMAROPA		21,369,000		5,809,000					27,178,000

Regional Office - IVB		21,369,000		5,809,000					27,178,000
Region V - Bicol		42,326,000		5,240,000			1,350,000		48,916,000

Regional Office - V		42,326,000		5,240,000			1,350,000		48,916,000
Region VI - Western Visayas		51,513,000		7,252,000			1,350,000		60,115,000

Regional Office - VI		51,513,000		7,252,000			1,350,000		60,115,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1127
DEPARTMENT OF LABOR AND EMPLOYMENT

Region VII - Central Visayas	38,698,000	9,688,000	1,350,000	49,736,000

Regional Office - VII	38,698,000	9,688,000	1,350,000	49,736,000
Region VIII - Eastern Visayas	36,542,000	7,227,000		43,769,000

Regional Office - VIII	36,542,000	7,227,000		43,769,000
Region IX - Zamboanga Peninsula	39,889,000	4,579,000		44,468,000

Regional Office - IX	39,889,000	4,579,000		44,468,000
Region X - Northern Mindanao	43,898,000	6,533,000	1,350,000	51,781,000

Regional Office - X	43,898,000	6,533,000	1,350,000	51,781,000
Region XI - Davao	43,561,000	8,947,000		52,508,000

Regional Office - XI	43,561,000	8,947,000		52,508,000
Region XII - SOCCSKSARGEN	36,017,000	5,347,000	1,350,000	42,714,000

Regional Office - XII	36,017,000	5,347,000	1,350,000	42,714,000
Region XIII - Caraga	27,166,000	8,529,000		35,695,000

Regional Office - XIII	27,166,000	8,529,000		35,695,000
Administration of Personnel Benefits	10,052,000			10,052,000

National Capital Region (NCR)	10,052,000			10,052,000

Central Office	10,052,000			10,052,000

Sub-total, General Administration and Support	1,168,455,000	225,591,000	16,200,000	1,410,246,000

Support to Operations
Attendance to local, regional, international conference and participation of tripartite delegation in the International Labor Organizations in Geneva, Switzerland		3,223,000		3,223,000

National Capital Region (NCR)		3,223,000		3,223,000

Central Office		3,223,000		3,223,000
Legal Services	22,807,000	3,035,000		25,842,000

National Capital Region (NCR)	22,807,000	3,035,000		25,842,000

Central Office	22,807,000	3,035,000		25,842,000
Projects(s)
Locally-Funded Project(s)		84,579,000	143,507,000	228,086,000

Computerization Program		84,579,000	143,507,000	228,086,000

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National Capital Region (NCR)		84,579,000	143,507,000	228,086,000

Central Office		84,579,000	143,507,000	228,086,000

Sub-total, Support to Operations	22,807,000	90,837,000	143,507,000	257,151,000

Operations
Employability of workers and competitiveness of MSMEs enhanced	21,671,000	886,285,000		907,956,000

EMPLOYMENT FACILITATION PROGRAM	21,671,000	886,285,000		907,956,000

Promotion of Local Employment	21,671,000	7,293,000		28,964,000

National Capital Region (NCR)	21,671,000	7,293,000		28,964,000

Central Office	21,671,000	7,293,000		28,964,000
Youth Employability		605,743,000		605,743,000

National Capital Region (NCR)		129,216,000		129,216,000

Central Office		41,491,000		41,491,000
Regional Office - NCR		87,725,000		87,725,000
Region I - Ilocos		16,125,000		16,125,000

Regional Office - I		16,125,000		16,125,000
Cordillera Administrative Region (CAR)		23,125,000		23,125,000

Regional Office - CAR		23,125,000		23,125,000
Region II - Cagayan Valley		30,124,000		30,124,000

Regional Office - II		30,124,000		30,124,000
Region III - Central Luzon		81,125,000		81,125,000

Regional Office - III		81,125,000		81,125,000
Region IVA - CALABARZON		43,105,000		43,105,000

Regional Office - IVA		43,105,000		43,105,000
Region IVB - MIMAROPA		13,665,000		13,665,000

Regional Office - IVB		13,665,000		13,665,000
Region V - Bicol		16,125,000		16,125,000

Regional Office - V		16,125,000		16,125,000
Region VI - Western Visayas		27,015,000		27,015,000

Regional Office - VI		27,015,000		27,015,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1129
DEPARTMENT OF LABOR AND EMPLOYMENT

Region VII - Central Visayas	61,125,000	61,125,000

Regional Office - VII	61,125,000	61,125,000
Region VIII - Eastern Visayas	18,533,000	18,533,000

Regional Office - VIII	18,533,000	18,533,000
Region IX - Zamboanga Peninsula	36,125,000	36,125,000

Regional Office - IX	36,125,000	36,125,000
Region X - Northern Mindanao	27,058,000	27,058,000

Regional Office - X	27,058,000	27,058,000
Region XI - Davao	26,567,000	26,567,000

Regional Office - XI	26,567,000	26,567,000
Region XII - SOCCSKSARGEN	37,635,000	37,635,000

Regional Office - XII	37,635,000	37,635,000
Region XIII - Caraga	19,075,000	19,075,000

Regional Office - XIII	19,075,000	19,075,000
Job Search Assistance	157,316,000	157,316,000

National Capital Region (NCR)	144,217,000	144,217,000

Central Office	141,752,000	141,752,000
Regional Office - NCR	2,465,000	2,465,000
Region I - Ilocos	750,000	750,000

Regional Office - I	750,000	750,000
Cordillera Administrative Region (CAR)	830,000	830,000

Regional Office - CAR	830,000	830,000
Region II - Cagayan Valley	595,000	595,000

Regional Office - II	595,000	595,000
Region III - Central Luzon	2,389,000	2,389,000

Regional Office - III	2,389,000	2,389,000
Region IVA - CALABARZON	1,937,000	1,937,000

Regional Office - IVA	1,937,000	1,937,000
Region IVB - MIMAROPA	528,000	528,000

Regional Office - IVB	528,000	528,000

1130	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region V - Bicol		431,000	431,000

Regional Office - V		431,000	431,000
Region VI - Western Visayas		640,000	640,000

Regional Office - VI		640,000	640,000
Region VII - Central Visayas		545,000	545,000

Regional Office - VII		545,000	545,000
Region VIII - Eastern Visayas		790,000	790,000

Regional Office - VIII		790,000	790,000
Region IX - Zamboanga Peninsula		623,000	623,000

Regional Office - IX		623,000	623,000
Region X - Northern Mindanao		719,000	719,000

Regional Office - X		719,000	719,000
Region XI - Davao		1,060,000	1,060,000

Regional Office - XI		1,060,000	1,060,000
Region XII - SOCCSKSARGEN		695,000	695,000

Regional Office - XII		695,000	695,000
Region XIII - Caraga		567,000	567,000

Regional Office - XIII		567,000	567,000
Project(s)
Locally-Funded Project(s)		115,933,000	115,933,000

Free COVID-19 Testing for Jobseekers		100,000,000	100,000,000

National Capital Region (NCR)		100,000,000	100,000,000

Central Office		100,000,000	100,000,000
Skills Registry Program		15,933,000	15,933,000

National Capital Region (NCR)		15,933,000	15,933,000

Central Office		15,933,000	15,933,000
Protection of workers’ rights and maintenance of industrial peace ensured	480,707,000	228,021,000	708,728,000

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM	480,707,000	228,021,000	708,728,000

Promotion of Good Labor-Management Relations	23,352,000	7,144,000	30,496,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1131
DEPARTMENT OF LABOR AND EMPLOYMENT

National Capital Region (NCR)	23,352,000	7,144,000	30,496,000

Central Office	23,352,000	7,144,000	30,496,000
Promotion of Rights at Work and Labor Standards	41,514,000	5,841,000	47,355,000

National Capital Region (NCR)	41,514,000	5,841,000	47,355,000

Central Office	41,514,000	5,841,000	47,355,000
Tripartism and Social Dialogue		5,426,000	5,426,000

National Capital Region (NCR)		5,426,000	5,426,000

Central Office		5,426,000	5,426,000
Workers Organizations Development and Empowerment		16,752,000	16,752,000

National Capital Region (NCR)		4,270,000	4,270,000

Central Office		3,745,000	3,745,000
Regional Office - NCR		525,000	525,000
Region I - Ilocos		133,000	133,000

Regional Office - I		133,000	133,000
Cordillera Administrative Region (CAR)		396,000	396,000

Regional Office - CAR		396,000	396,000
Region II - Cagayan Valley		1,076,000	1,076,000

Regional Office - II		1,076,000	1,076,000
Region III - Central Luzon		969,000	969,000

Regional Office - III		969,000	969,000
Region IVA - CALABARZON		2,271,000	2,271,000

Regional Office - IVA		2,271,000	2,271,000
Region IVB - MIMAROPA		843,000	843,000

Regional Office - IVB		843,000	843,000
Region V - Bicol		573,000	573,000

Regional Office - V		573,000	573,000
Region VI - Western Visayas		755,000	755,000

Regional Office - VI		755,000	755,000

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Region VII - Central Visayas		767,000	767,000

Regional Office - VII		767,000	767,000
Region VIII - Eastern Visayas		459,000	459,000

Regional Office - VIII		459,000	459,000
Region IX - Zamboanga Peninsula		966,000	966,000

Regional Office - IX		966,000	966,000
Region X - Northern Mindanao		1,246,000	1,246,000

Regional Office - X		1,246,000	1,246,000
Region XI - Davao		821,000	821,000

Regional Office - XI		821,000	821,000
Region XII - SOCCSKSARGEN		880,000	880,000

Regional Office - XII		880,000	880,000
Region XIII - Caraga		327,000	327,000

Regional Office - XIII		327,000	327,000
Labor Laws Compliance	415,841,000	183,616,000	599,457,000

National Capital Region (NCR)	201,574,000	117,915,000	319,489,000

Central Office	87,989,000	106,214,000	194,203,000
Regional Office - NCR	113,585,000	11,701,000	125,286,000
Region I - Ilocos	12,836,000	3,750,000	16,586,000

Regional Office - I	12,836,000	3,750,000	16,586,000
Cordillera Administrative Region (CAR)	7,711,000	2,609,000	10,320,000

Regional Office - CAR	7,711,000	2,609,000	10,320,000
Region II - Cagayan Valley	12,298,000	2,475,000	14,773,000

Regional Office - II	12,298,000	2,475,000	14,773,000
Region III - Central Luzon	32,966,000	9,885,000	42,851,000

Regional Office - III	32,966,000	9,885,000	42,851,000
Region IVA - CALABARZON	38,706,000	7,577,000	46,283,000

Regional Office - IVA	38,706,000	7,577,000	46,283,000
Region IVB - MIMAROPA	4,319,000	2,987,000	7,306,000

Regional Office - IVB	4,319,000	2,987,000	7,306,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1133
DEPARTMENT OF LABOR AND EMPLOYMENT

Region V - Bicol	4,066,000	2,785,000	6,851,000

Regional Office - V	4,066,000	2,785,000	6,851,000
Region VI - Western Visayas	15,626,000	4,612,000	20,238,000

Regional Office - VI	15,626,000	4,612,000	20,238,000
Region VII - Central Visayas	24,880,000	5,794,000	30,674,000

Regional Office - VII	24,880,000	5,794,000	30,674,000
Region VIII - Eastern Visayas	4,729,000	2,635,000	7,364,000

Regional Office - VIII	4,729,000	2,635,000	7,364,000
Region IX - Zamboanga Peninsula	8,719,000	3,020,000	11,739,000

Regional Office - IX	8,719,000	3,020,000	11,739,000
Region X - Northern Mindanao	13,294,000	6,363,000	19,657,000

Regional Office - X	13,294,000	6,363,000	19,657,000
Region XI - Davao	19,067,000	5,191,000	24,258,000

Regional Office - XI	19,067,000	5,191,000	24,258,000
Region XII- SOCCSKSARGEN	8,127,000	3,357,000	11,484,000

Regional Office - XII	8,127,000	3,357,000	11,484,000
Region XIII - Caraga	6,923,000	2,661,000	9,584,000

Regional Office - XIII	6,923,000	2,661,000	9,584,000
Case Management		9,242,000	9,242,000

National Capital Region (NCR)		1,759,000	1,759,000

Central Office		1,014,000	1,014,000
Regional Office - NCR		745,000	745,000
Region I - Ilocos		414,000	414,000

Regional Office - I		414,000	414,000
Cordillera Administrative Region (CAR)		372,000	372,000

Regional Office - CAR		372,000	372,000
Region II - Cagayan Valley		329,000	329,000

Regional Office - II		329,000	329,000
Region III - Central Luzon		308,000	308,000

Regional Office - III		308,000	308,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Region IVA - CALABARZON		675,000			675,000

Regional Office - IVA		675,000			675,000
Region IVB - MIMAROPA		379,000			379,000

Regional Office - IVB		379,000			379,000
Region V - Bicol		317,000			317,000

Regional Office - V		317,000			317,000
Region VI - Western Visayas		722,000			722,000

Regional Office - VI		722,000			722,000
Region VII - Central Visayas		563,000			563,000

Regional Office - VII		563,000			563,000
Region VIII - Eastern Visayas		770,000			770,000

Regional Office - VIII		770,000			770,000
Region IX - Zamboanga Peninsula		492,000			492,000

Regional Office - IX		492,000			492,000
Region X - Northern Mindanao		620,000			620,000

Regional Office - X		620,000			620,000
Region XI - Davao		532,000			532,000

Regional Office - XI		532,000			532,000
Region XII - SOCCSKSARGEN		368,000			368,000

Regional Office - XII		368,000			368,000
Region XIII - Caraga		622,000			622,000

Regional Office - XIII		622,000			622,000
Social protection for vulnerable workers strengthened	1,192,839,000	28,692,127,000	8,000,000	50,000,000	29,942,966,000

WORKERS PROTECTION AND WELFARE PROGRAM	1,192,839,000	28,692,127,000	8,000,000	50,000,000	29,942,966,000

Promotion of Rights and Welfare of Workers with Special Concerns	34,454,000	15,688,000			50,142,000

National Capital Region (NCR)	34,454,000	15,688,000			50,142,000

Central Office	34,454,000	15,688,000			50,142,000
Promotion of International Labor Affairs	20,774,000	19,560,000			40,334,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1135
DEPARTMENT OF LABOR AND EMPLOYMENT

National Capital Region (NCR)	20,774,000	19,560,000	40,334,000

Central Office	20,774,000	19,560,000	40,334,000
Livelihood and Emergency Employment		28,018,875,000	28,018,875,000

National Capital Region (NCR)		27,309,554,000	27,309,554,000

Central Office		27,298,877,000	27,298,877,000
Regional Office - NCR		10,677,000	10,677,000
Region I - Ilocos		17,813,000	17,813,000

Regional Office - I		17,813,000	17,813,000
Cordillera Administrative Region (CAR)		33,870,000	33,870,000

Regional Office - CAR		33,870,000	33,870,000
Region II - Cagayan Valley		12,792,000	12,792,000

Regional Office - II		12,792,000	12,792,000
Region III - Central Luzon		45,931,000	45,931,000

Regional Office - III		45,931,000	45,931,000
Region IVA - CALABARZON		42,226,000	42,226,000

Regional Office - IVA		42,226,000	42,226,000
Region IVB - MIMAROPA		19,677,000	19,677,000

Regional Office - IVB		19,677,000	19,677,000
Region V - Bicol		63,008,000	63,008,000

Regional Office - V		63,008,000	63,008,000
Region VI - Western Visayas		71,570,000	71,570,000

Regional Office - VI		71,570,000	71,570,000
Region VII - Central Visayas		83,411,000	83,411,000

Regional Office - VII		83,411,000	83,411,000
Region VIII - Eastern Visayas		72,200,000	72,200,000

Regional Office - VIII		72,200,000	72,200,000
Region IX - Zamboanga Peninsula		31,133,000	31,133,000

Regional Office - IX		31,133,000	31,133,000
Region X - Northern Mindanao		71,175,000	71,175,000

Regional Office - X		71,175,000	71,175,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Region XI - Davao		43,185,000		43,185,000

Regional Office - XI		43,185,000		43,185,000
Region XII - SOCCSKSARGEN		66,895,000		66,895,000

Regional Office - XII		66,895,000		66,895,000
Region XIII - Caraga		34,435,000		34,435,000

Regional Office - XIII		34,435,000		34,435,000
Welfare Services	1,137,611,000	438,004,000	8,000,000	1,583,615,000

National Capital Region (NCR)	1,040,962,000	431,595,000	8,000,000	1,480,557,000

Central Office	1,029,718,000	430,982,000	8,000,000	1,468,700,000
Regional Office - NCR	11,244,000	613,000		11,857,000
Region I - Ilocos	5,220,000	492,000		5,712,000

Regional Office - I	5,220,000	492,000		5,712,000
Cordillera Administrative Region (CAR)	7,829,000	416,000		8,245,000

Regional Office - CAR	7,829,000	416,000		8,245,000
Region II - Cagayan Valley	5,632,000	355,000		5,987,000

Regional Office - II	5,632,000	355,000		5,987,000
Region III - Central Luzon	4,630,000	579,000		5,209,000

Regional Office - III	4,630,000	579,000		5,209,000
Region IVA - CALABARZON	6,180,000	685,000		6,865,000

Regional Office - IVA	6,180,000	685,000		6,865,000
Region IVB - MIMAROPA	8,330,000	325,000		8,655,000

Regional Office - IVB	8,330,000	325,000		8,655,000
Region V - Bicol	7,784,000	287,000		8,071,000

Regional Office - V	7,784,000	287,000		8,071,000
Region VI - Western Visayas	5,115,000	390,000		5,505,000

Regional Office - VI	5,115,000	390,000		5,505,000
Region VII - Central Visayas	6,333,000	369,000		6,702,000

Regional Office - VII	6,333,000	369,000		6,702,000
Region VIII - Eastern Visayas	5,456,000	305,000		5,761,000

Regional Office - VIII	5,456,000	305,000		5,761,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1137
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IX - Zamboanga Peninsula		5,901,000		513,000						6,414,000

Regional Office - IX		5,901,000		513,000						6,414,000
Region X - Northern Mindanao		7,150,000		470,000						7,620,000

Regional Office - X		7,150,000		470,000						7,620,000
Region XI - Davao		7,657,000		650,000						8,307,000

Regional Office - XI		7,657,000		650,000						8,307,000
Region XII - SOCCSKSARGEN		7,183,000		379,000						7,562,000

Regional Office - XII		7,183,000		379,000						7,562,000
Region XIII - Caraga		6,249,000		194,000						6,443,000

Regional Office - XIII		6,249,000		194,000						6,443,000
Project(s)
Locally Funded Project(s)				200,000,000				50,000,000		250,000,000

Operation of Overseas Filipino Workers (OFW) Hospital				200,000,000				50,000,000		250,000,000

National Capital Region (NCR)				200,000,000				50,000,000		250,000,000

Central Office				200,000,000				50,000,000		250,000,000

Sub-total, Operations		1,695,217,000		29,806,433,000		8,000,000		50,000,000		31,559,650,000

TOTAL NEW APPROPRIATIONS	₱	2,886,479,000	₱	30,122,861,000	₱	8,000,000	₱	209,707,000	₱	33,227,047,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,355,353

Total Permanent Positions	1,355,353

Other Compensation Common to All
Personnel Economic Relief Allowance	56,784
Representation Allowance	13,332
Transportation Allowance	13,332
Clothing and Uniform Allowance	14,196
Mid-Year Bonus - Civilian	112,947
Year End Bonus	112,947

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GENERAL APPROPRIATIONS ACT, FY 2022

Cash Gift	11,830
Productivity Enhancement Incentive	11,830
Step Increment	3,389

Total Other Compensation Common to All	350,587

Other Compensation for Specific Groups
Overseas Allowance	845,408

Total Other Compensation for Specific Groups	845,408

Other Benefits
PAG-IBIG Contributions	2,842
PhilHealth Contributions	21,670
Employees Compensation Insurance Premiums	2,842
Terminal Leave	10,052

Total Other Benefits	37,406

Non-Permanent Positions	297,725

Total Personnel Services	2,886,479

Maintenance and Other Operating Expenses
Travelling Expenses	251,629
Training and Scholarship Expenses	96,272
Supplies and Materials Expenses	131,763
Utility Expenses	97,927
Communication Expenses	133,324
Awards/Rewards and Prizes	2,880
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,336
Professional Services	244,255
General Services	78,504
Repairs and Maintenance	55,815
Financial Assistance/Subsidy	28,651,315
Taxes, Insurance Premiums and Other Fees	10,427
Other Maintenance and Operating Expenses
Advertising Expenses	4,619
Printing and Publication Expenses	12,375
Representation Expenses	37,047
Transportation and Delivery Expenses	6,040
Rent/Lease Expenses	165,359
Membership Dues and Contributions to Organizations	70
Subscription Expenses	54,933
Donations	20
Other Maintenance and Operating Expenses	81,951

Total Maintenance and Other Operating Expenses	30,122,861

Financial Expenses
Bank Charges	8,000

Total Financial Expenses	8,000

Total Current Operating Expenditures	33,017,340

Capital Outlay
Property, Plant and Equipment Outlay

JANUARY 3, 2022	OFFICIAL GAZETTE	1139
DEPARTMENT OF LABOR AND EMPLOYMENT

Machinery and Equipment Outlay	153,905
Transportation Equipment Outlay	26,200
Furniture, Fixtures, Equipment Outlay	10,000
Intangible Assets Outlay	19,602

Total Capital Outlay	209,707

TOTAL NEW APPROPRIATIONS	33,227,047

B. INSTITUTE FOR LABOR STUDIES

For general administration and support, and operations, as indicated hereunder	₱	62,166,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,198,000	₱	16,617,000	₱	6,990,000	₱	38,805,000
Operations		20,588,000		2,773,000				23,361,000

LABOR AND EMPLOYMENT RESEARCH PROGRAM		20,588,000		2,773,000				23,361,000

TOTAL NEW APPROPRIATIONS	₱	35,786,000	₱	19,390,000	₱	6,990,000	₱	62,166,000

Special Provision(s)

1.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,198,000	₱	16,617,000	₱	6,990,000	₱	38,805,000

Sub-total, General Administration and Support		15,198,000		16,617,000		6,990,000		38,805,000

Operations
Utilization of labor and employment researches for policy development and program implementation increased		20,588,000		2,773,000				23,361,000

1140	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

LABOR AND EMPLOYMENT RESEARCH PROGRAM		20,588,000		2,773,000				23,361,000

Cost-benefit evaluation of legislation, research into innovative and indigenous approaches promoting harmonious and productive labor-management relations, and publication		20,588,000		2,773,000				23,361,000

Sub-total, Operations		20,588,000		2,773,000				23,361,000

TOTAL NEW APPROPRIATIONS	₱	35,786,000	₱	19,390,000	₱	6,990,000	₱	62,166,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	27,698

Total Permanent Positions	27,698

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	288
Mid-Year Bonus - Civilian	2,308
Year End Bonus	2,308
Cash Gift	240
Productivity Enhancement Incentive	240
Step Increment	69

Total Other Compensation Common to All	7,505

Other Benefits
PAG-IBIG Contributions	58
PhilHealth Contributions	437
Employees Compensation Insurance Premiums	58
Loyalty Award - Civilian	30

Total Other Benefits	583

Total Personnel Services	35,786

Maintenance and Other Operating Expenses
Travelling Expenses	1,504
Training and Scholarship Expenses	800
Supplies and Materials Expenses	1,850
Utility Expenses	1,600
Communication Expenses	2,868
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	137

JANUARY 3, 2022	OFFICIAL GAZETTE	1141
DEPARTMENT OF LABOR AND EMPLOYMENT

Professional Services	1,095
General Services	2,027
Repairs and Maintenance	976
Taxes, Insurance Premiums and Other Fees	170
Other Maintenance and Operating Expenses
Printing and Publication Expenses	300
Representation Expenses	400
Subscription Expenses	4,989
Other Maintenance and Operating Expenses	674

Total Maintenance and Other Operating Expenses	19,390

Total Current Operating Expenditures	55,176

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	6,990

Total Capital Outlays	6,990

TOTAL NEW APPROPRIATIONS	62,166

C. NATIONAL CONCILIATION AND MEDIATION BOARD

For general administration and support, support to operations, and operations, as indicated hereunder	₱	276,514,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	20,851,000	₱	44,211,000	₱	10,879,000	₱	75,941,000
Support to Operations		17,740,000		5,339,000				23,079,000
Operations		133,843,000		43,651,000				177,494,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		48,904,000		25,264,000				74,168,000
LABOR CASE MANAGEMENT PROGRAM		84,939,000		18,387,000				103,326,000

TOTAL NEW APPROPRIATIONS	₱	172,434,000	₱	93,201,000	₱	10,879,000	₱	276,514,000

Special Provisions

1.    Special Voluntary Arbitration Fund. In addition to the amounts appropriated herein, Three Hundred Sixty One Thousand Pesos (₱361,000) sourced from registration fees collected on collective bargaining agreements, constituted into the Special Voluntary Arbitration Fund, shall be used for the effective and efficient administration of the Voluntary Arbitration Program, in accordance with Article 231 of P.D. No. 442, as amended by R.A. No. 6715.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in

1142	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

accordance with Section 99 of the General Provisions of this Act.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,638,000	₱	44,211,000	₱	10,879,000	₱	70,728,000

National Capital Region (NCR)		15,638,000		44,211,000		10,879,000		70,728,000

Central Office		15,638,000		44,211,000		10,879,000		70,728,000
Administration of Personnel Benefits		5,213,000						5,213,000

National Capital Region (NCR)		5,213,000						5,213,000

Central Office		5,213,000						5,213,000

Sub-total, General Administration and Support		20,851,000		44,211,000		10,879,000		75,941,000

Support to Operations
Policy and Program Formulation, Monitoring and Evaluation and Conciliation/Mediation, Labor Management Cooperation and Voluntary Arbitration		17,740,000		5,339,000				23,079,000

National Capital Region (NCR)		17,740,000		5,339,000				23,079,000

Central Office		17,740,000		5,339,000				23,079,000

Sub-total, Support to Operations		17,740,000		5,339,000				23,079,000

Operations
Labor-management relations improved		48,904,000		25,264,000				74,168,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		48,904,000		25,264,000				74,168,000

Facilitation/Operationalization/ Institutionalization/Strengthening and Enhancement of Workplace Cooperation Partnership Mechanisms, and Workplace Dispute Prevention and Settlement Mechanisms		48,904,000		25,264,000				74,168,000

National Capital Region (NCR)		48,904,000		25,264,000				74,168,000

Central Office		48,904,000		25,264,000				74,168,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1143
DEPARTMENT OF LABOR AND EMPLOYMENT

Labor disputes effectively settled/resolved		84,939,000		18,387,000				103,326,000

LABOR CASE MANAGEMENT PROGRAM		84,939,000		18,387,000				103,326,000

Labor Conciliation-Mediation of Requests for Assistance (RFAs), Preventive Mediation (PM), Notices of Strike/ Lockout (NS/L), Actual Strike/Lockout (AS/L) and Arbitration Services		84,939,000		18,387,000				103,326,000

National Capital Region (NCR)		84,939,000		18,387,000				103,326,000

Central Office		84,939,000		18,387,000				103,326,000

Sub-total, Operations		133,843,000		43,651,000				177,494,000

TOTAL NEW APPROPRIATIONS	₱	172,434,000	₱	93,201,000	₱	10,879,000	₱	276,514,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	127,853

Total Permanent Positions	127,853

Other Compensation Common to All
Personnel Economic Relief Allowance	4,680
Representation Allowance	3,768
Transportation Allowance	3,768
Clothing and Uniform Allowance	1,170
Mid-Year Bonus-Civilian	10,653
Year End Bonus	10,653
Cash Gift	975
Productivity Enhancement Incentive	975
Step Increment	319

Total Other Compensation Common to All	36,961

Other Benefits
PAG-IBIG Contributions	231
PhilHealth Contributions	1,810
Employees Compensation Insurance Premiums	231
Loyalty Award - Civilian	135
Terminal Leave	5,213

Total Other Benefits	7,620

1144	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Personnel Services	172,434

Maintenance and Other Operating Expenses
Travelling Expenses	4,936
Training and Scholarship Expenses	7,058
Supplies and Materials Expenses	12,048
Utility Expenses	5,941
Communication Expenses	10,829
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,014
Professional Services	5,646
General Services	14,346
Repairs and Maintenance	5,318
Taxes, Insurance Premiums and Other Fees	1,104
Other Maintenance and Operating Expenses
Printing and Publication Expenses	924
Representation Expenses	1,780
Transportation and Delivery Expenses	16
Rent/Lease Expenses	14,064
Subscription Expenses	6,136
Other Maintenance and Operating Expenses	1,041

Total Maintenance and Other Operating Expenses	93,201

Total Current Operating Expenditures	265,635

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,879

Total Capital Outlays	10,879

TOTAL NEW APPROPRIATIONS	276,514

D. NATIONAL LABOR RELATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,305,324,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	130,918,000	₱	87,718,000	₱		₱	218,636,000
Operations		970,879,000		114,509,000		1,300,000		1,086,688,000

LABOR ARBITRATION PROGRAM		970,879,000		114,509,000		1,300,000		1,086,688,000

TOTAL NEW APPROPRIATIONS	₱	1,101,797,000	₱	202,227,000	₱	1,300,000	₱	1,305,324,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1145
DEPARTMENT OF LABOR AND EMPLOYMENT

Special Provision(s)

1.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	110,329,000	₱	87,718,000	₱		₱	198,047,000

National Capital Region (NCR)		110,329,000		87,718,000				198,047,000

Central Office		110,329,000		87,718,000				198,047,000
Administration of Personnel Benefits		20,589,000						20,589,000

National Capital Region (NCR)		20,589,000						20,589,000

Central Office		20,589,000						20,589,000

Sub-total, General Administration and Support		130,918,000		87,718,000				218,636,000

Operations
Due process in resolving labor disputes ensured		970,879,000		114,509,000		1,300,000		1,086,688,000

LABOR ARBITRATION PROGRAM		970,879,000		114,509,000		1,300,000		1,086,688,000

Resolution of Appealed Labor Cases		278,448,000		39,152,000				317,600,000

National Capital Region (NCR)		278,448,000		39,152,000				317,600,000

Central Office		278,448,000		39,152,000				317,600,000
Arbitration of Labor Cases		692,431,000		75,357,000		1,300,000		769,088,000

National Capital Region (NCR)		692,431,000		75,357,000		1,300,000		769,088,000

Central Office		692,431,000		75,357,000		1,300,000		769,088,000

Sub-total, Operations		970,879,000		114,509,000		1,300,000		1,086,688,000

TOTAL NEW APPROPRIATIONS	₱	1,101,797,000	₱	202,227,000	₱	1,300,000	₱	1,305,324,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

1146	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Civilian Personnel
Permanent Positions
Basic Salary	811,214

Total Permanent Positions	811,214

Other Compensation Common to All
Personnel Economic Relief Allowance	26,184
Representation Allowance	25,212
Transportation Allowance	25,212
Clothing and Uniform Allowance	6,546
Mid-Year Bonus - Civilian	67,601
Year End Bonus	67,601
Cash Gift	5,455
Productivity Enhancement Incentive	5,455
Step Increment	2,029

Total Other Compensation Common to All	231,295

Other Compensation for Specific Groups
Longevity Pay	24,838

Total Other Compensation for Specific Groups	24,838

Other Benefits
PAG-IBIG Contributions	1,308
PhilHealth Contributions	9,674
Employees Compensation Insurance Premiums	1,308
Loyalty Award - Civilian	820
Terminal Leave	20,589

Total Other Benefits	33,699

Non-Permanent Positions	751

Total Personnel Services	1,101,797

Maintenance and Other Operating Expenses

Travelling Expenses	3,518
Training and Scholarship Expenses	4,565
Supplies and Materials Expenses	14,125
Utility Expenses	27,506
Communication Expenses	31,268
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	25,821
Professional Services	930
General Services	17,140
Repairs and Maintenance	2,756
Taxes, Insurance Premiums and Other Fees	2,147
Other Maintenance and Operating Expenses
Advertising Expenses	192
Printing and Publication Expenses	220
Representation Expenses	300
Transportation and Delivery Expenses	706
Rent/Lease Expenses	68,410

JANUARY 3, 2022	OFFICIAL GAZETTE	1147
DEPARTMENT OF LABOR AND EMPLOYMENT

Subscription Expenses	2,623

Total Maintenance and Other Operating Expenses	202,227

Total Current Operating Expenditures	1,304,024

Capital Outlays
Property, Plant and Equipment Outlay Transportation Equipment Outlay	1,300

Total Capital Outlays	1,300

TOTAL NEW APPROPRIATIONS	1,305,324

E. NATIONAL MARITIME POLYTECHNIC

For general administration and support, and operations, as indicated hereunder	₱	134,956,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	24,228,000	₱	27,818,000	₱	3,040,000	₱	55,086,000
Operations		30,923,000		39,583,000		9,364,000		79,870,000

MARITIME SKILLS COMPETENCY PROGRAM		20,238,000		26,617,000		6,660,000		53,515,000
MARITIME RESEARCH PROGRAM		10,685,000		12,966,000		2,704,000		26,355,000

TOTAL NEW APPROPRIATIONS	₱	55,151,000	₱	67,401,000	₱	12,404,000	₱	134,956,000

Special Provision(s)

1.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,365,000	₱	27,818,000	₱	3,040,000	₱	52,223,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Administration of Personnel Benefits		2,863,000						2,863,000

Sub-total, General Administration and Support		24,228,000		27,818,000		3,040,000		55,086,000

Operations
Employability and competitiveness of Filipino seafarers enhanced		20,238,000		26,617,000		6,660,000		53,515,000

MARITIME SKILLS COMPETENCY PROGRAM		20,238,000		26,617,000		6,660,000		53,515,000

Maritime training and maritime assessment services		20,238,000		26,617,000		6,660,000		53,515,000
Maritime manpower sector improved through quality research		10,685,000		12,966,000		2,704,000		26,355,000

MARITIME RESEARCH PROGRAM		10,685,000		12,966,000		2,704,000		26,355,000

Maritime research services		10,685,000		12,966,000		2,704,000		26,355,000

Sub-total, Operations		30,923,000		39,583,000		9,364,000		79,870,000

TOTAL NEW APPROPRIATIONS	₱	55,151,000	₱	67,401,000	₱	12,404,000	₱	134,956,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	33,890

Total Permanent Positions	33,890

Other Compensation Common to All
Personnel Economic Relief Allowance	1,752
Representation Allowance	330
Transportation Allowance	330
Clothing and Uniform Allowance	438
Honoraria	7,504
Mid-Year Bonus - Civilian	2,825
Year End Bonus	2,825
Cash Gift	365
Productivity Enhancement Incentive	365
Step Increment	85

Total Other Compensation Common to All	16,819

JANUARY 3, 2022	OFFICIAL GAZETTE	1149
DEPARTMENT OF LABOR AND EMPLOYMENT

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	821

Total Other Compensation for Specific Groups	821

Other Benefits
PAG-IBIG Contributions	87
PhilHealth Contributions	554
Employees Compensation Insurance Premiums	87
Loyalty Award - Civilian	30
Terminal Leave	2,863

Total Other Benefits	3,621

Total Personnel Services	55,151

Maintenance and Other Operating Expenses
Travelling Expenses	4,340
Training and Scholarship Expenses	1,304
Supplies and Materials Expenses	12,040
Utility Expenses	7,451
Communication Expenses	5,876
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	2,525
General Services	14,321
Repairs and Maintenance	9,036
Taxes, Insurance Premiums and Other Fees	4,116
Other Maintenance and Operating Expenses
Advertising Expenses	302
Printing and Publication Expenses	400
Representation Expenses	2,000
Transportation and Delivery Expenses	150
Rent/Lease Expenses	2,913
Membership Dues and Contributions to Organizations	120
Subscription Expenses	397

Total Maintenance and Other Operating Expenses	67,401

Total Current Operating Expenditures	122,552

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	12,404

Total Capital Outlays	12,404

TOTAL NEW APPROPRIATIONS	134,956

F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	246,610,000

New Appropriations, by Program

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GENERAL APPROPRIATIONS ACT, FY 2022

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	32,367,000	₱	30,644,000	₱	2,700,000	₱	65,711,000
Operations		120,907,000		59,342,000		650,000		180,899,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		85,409,000		32,782,000		650,000		118,841,000
WAGE REGULATORY PROGRAM		35,498,000		26,560,000				62,058,000

TOTAL NEW APPROPRIATIONS	₱	153,274,000	₱	89,986,000	₱	3,350,000	₱	246,610,000

Special Provision(s)

1.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,367,000	₱	26,878,000	₱	2,700,000	₱	61,945,000

National Capital Region (NCR)		32,367,000		26,878,000		2,700,000		61,945,000

Central Office		32,367,000		26,878,000		2,700,000		61,945,000
Human Resource Development				3,766,000				3,766,000

National Capital Region (NCR)				3,766,000				3,766,000

Central Office				3,766,000				3,766,000

Sub-total, General Administration and Support		32,367,000		30,644,000		2,700,000		65,711,000

Operations
Capacity of MSMEs to implement productivity improvement program enhanced		85,409,000		32,782,000		650,000		118,841,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		85,409,000		32,782,000		650,000		118,841,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1151
DEPARTMENT OF LABOR AND EMPLOYMENT

Development and Implementation of Policies, Plans and Projects Related to Incomes, Productivity Improvement and Gainsharing Schemes		85,409,000		32,782,000		650,000		118,841,000

National Capital Region (NCR)		85,409,000		32,782,000		650,000		118,841,000

Central Office		85,409,000		32,782,000		650,000		118,841,000
Fair and reasonable minimum wages in accordance with law ensured		35,498,000		26,560,000				62,058,000

WAGE REGULATORY PROGRAM		35,498,000		26,560,000				62,058,000

Development and Implementation of Policies Plans, Programs, and Projects on Wages and Resolution of Wage Order and Exemption Cases		35,498,000		26,560,000				62,058,000

National Capital Region (NCR)		35,498,000		26,560,000				62,058,000

Central Office		35,498,000		26,560,000				62,058,000

Sub-total, Operations		120,907,000		59,342,000		650,000		180,899,000

TOTAL NEW APPROPRIATIONS	₱	153,274,000	₱	89,986,000	₱	3,350,000	₱	246,610,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	101,078

Total Permanent Positions	101,078

Other Compensation Common to All
Personnel Economic Relief Allowance	3,912
Representation Allowance	1,782
Transportation Allowance	1,782
Clothing and Uniform Allowance	978
Mid-Year Bonus - Civilian	8,421
Year End Bonus	8,421
Cash Gift	815
Per Diems	18,360
Productivity Enhancement Incentive	815
Step Increment	251

Total Other Compensation Common to All	45,537

Other Benefits
PAG-IBIG Contributions	196

1152	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

PhilHealth Contributions	1,529
Employees Compensation Insurance Premiums	196

Total Other Benefits	1,921

Non-Permanent Positions	4,738

Total Personnel Services	153,274

Maintenance and Other Operating Expenses

Travelling Expenses	5,813
Training and Scholarship Expenses	3,968
Supplies and Materials Expenses	9,564
Utility Expenses	4,565
Communication Expenses	6,189
Survey, Research, Exploration and Development Expenses	772
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	425
Professional Services	3,797
General Services	8,044
Repairs and Maintenance	7,264
Taxes, Insurance Premiums and Other Fees	885
Other Maintenance and Operating Expenses
Advertising Expenses	2,035
Printing and Publication Expenses	1,176
Representation Expenses	9,522
Transportation and Delivery Expenses	210
Rent/Lease Expenses	20,684
Subscription Expenses	2,465
Other Maintenance and Operating Expenses	2,608

Total Maintenance and Other Operating Expenses	89,986

Total Current Operating Expenditures	243,260

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	650
Transportation Equipment Outlay	2,700

Total Capital Outlays	3,350

TOTAL NEW APPROPRIATIONS	246,610

G. OVERSEAS WORKERS WELFARE ADMINISTRATION

For general administration and support, and operations, as indicated hereunder	₱	13,014,373,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	1153
DEPARTMENT OF LABOR AND EMPLOYMENT

PROGRAMS
General Administration and Support	₱	83,673,000	₱	613,063,000	₱	1,724,000	₱	26,055,000	₱	724,515,000
Operations		677,758,000		11,612,100,000						12,289,858,000

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM		677,758,000		11,612,100,000						12,289,858,000

TOTAL NEW APPROPRIATIONS	₱	761,431,000	₱	12,225,163,000	₱	1,724,000	₱	26,055,000	₱	13,014,373,000

Special Provision(s)

1. Overseas Workers Welfare Administration Fund. The Overseas Workers Welfare Administration (OWWA) Fund constituted from membership contributions, investment and interest income, and income from other sources shall be used for providing social and welfare services to Filipino overseas workers such as insurance coverage, legal assistance, placement, remittance assistance and the implementation of the Emergency Repatriation Program, in accordance with Sections 35 and 38 of R.A. No. 10801.

Disbursements or expenditures by OWWA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary action in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	71,480,000	₱	613,063,000	₱	1,724,000	₱	26,055,000	₱	712,322,000

National Capital Region (NCR)		71,480,000		613,063,000		1,724,000		26,055,000		712,322,000

Central Office		71,480,000		613,063,000		1,724,000		26,055,000		712,322,000
Administration of Personnel Benefits		12,193,000								12,193,000

National Capital Region (NCR)		12,193,000								12,193,000

Central Office		12,193,000								12,193,000

Sub-total, General Administration and Support		83,673,000		613,063,000		1,724,000		26,055,000		724,515,000

Operations
Social Protection for OFWs Enhanced		677,758,000		11,612,100,000						12,289,858,000

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM		677,758,000		11,612,100,000						12,289,858,000

Training and Scholarship Grant		32,923,000								32,923,000

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National Capital Region (NCR)		32,923,000								32,923,000

Central Office		32,923,000								32,923,000
Welfare Services		583,148,000		11,612,100,000						12,195,248,000

National Capital Region (NCR)		583,148,000		11,612,100,000						12,195,248,000

Central Office		583,148,000		11,612,100,000						12,195,248,000
Membership Promotion		61,687,000								61,687,000

National Capital Region (NCR)		61,687,000								61,687,000

Central Office		61,687,000								61,687,000

Sub-total, Operations		677,758,000		11,612,100,000						12,289,858,000

TOTAL NEW APPROPRIATIONS	₱	761,431,000	₱	12,225,163,000	₱	1,724,000	₱	26,055,000	₱	13,014,373,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	255,057

Total Permanent Positions	255,057

Other Compensation Common to All
Personnel Economic Relief Allowance	9,696
Representation Allowance	4,086
Transportation Allowance	4,086
Clothing and Uniform Allowance	2,424
Mid-Year Bonus - Civilian	21,255
Year End Bonus	21,255
Cash Gift	2,020
Per Diems	423
Productivity Enhancement Incentive	2,020
Step Increment	638

Total Other Compensation Common to All	67,903

Other Compensation for Specific Groups
Overseas Allowance	416,565

Total Other Compensation for Specific Groups	416,565

Other Benefits

JANUARY 3, 2022	OFFICIAL GAZETTE	1155
DEPARTMENT OF LABOR AND EMPLOYMENT

PAG-IBIG Contributions	485
PhilHealth Contributions	4,000
Employees Compensation Insurance Premiums	485
Terminal Leave	12,193

Total Other Benefits	17,163

Non-Permanent Positions	4,743

Total Personnel Services	761,431

Maintenance and Other Operating Expenses
Travelling Expenses	1,481,126
Training and Scholarship Expenses	11,120
Supplies and Materials Expenses	306,722
Utility Expenses	37,682
Communication Expenses	34,518
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,282
Professional Services	8,130
General Services	413,170
Repairs and Maintenance	15,988
Financial Assistance/Subsidy	265,300
Taxes, Insurance Premiums and Other Fees	5,028
Other Maintenance and Operating Expenses
Advertising Expenses	1,157
Printing and Publication Expenses	850
Representation Expenses	17,388
Transportation and Delivery Expenses	2,070
Rent/Lease Expenses	9,581,993
Subscription Expenses	600
Other Maintenance and Operating Expenses	39,039

Total Maintenance and Other Operating Expenses	12,225,163

Financial Expenses
Bank Charges	1,724

Total Financial Expenses	1,724

Total Current Operating Expenditures	12,988,318

Capital Outlays
Property Plant and Equipment Outlay
Building and Other Structures	4,526
Machinery and Equipment Outlay	21,529

Total Capital Outlay	26,055

TOTAL NEW APPROPRIATIONS	13,014,373

1156	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

H. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION

For general administration and support, and operations, as indicated hereunder	₱	671,540,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	80,095,000	₱	138,909,000	₱	96,508,000	₱	315,512,000
Operations		247,925,000		108,103,000				356,028,000

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		118,417,000		78,951,000				197,368,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM		129,508,000		29,152,000				158,660,000

TOTAL NEW APPROPRIATIONS	₱	328,020,000	₱	247,012,000	₱	96,508,000	₱	671,540,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	76,904,000	₱	138,909,000	₱	96,508,000	₱	312,321,000
Administration of Personnel Benefits		3,191,000						3,191,000

Sub-total, General Administration and Support		80,095,000		138,909,000		96,508,000		315,512,000

Operations
Empowerment and Protection of Overseas Filipino Workers ensured		247,925,000		108,103,000				356,028,000

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		118,417,000		78,951,000				197,368,000

Overseas Employment Facilitation Services		75,170,000		54,702,000				129,872,000
Worker’s Welfare and Government Placement Services		43,247,000		24,249,000				67,496,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1157
DEPARTMENT OF LABOR AND EMPLOYMENT

OVERSEAS EMPLOYMENT REGULATORY PROGRAM		129,508,000		29,152,000				158,660,000

Licensing and Regulation Services (including Anti-Illegal Recruitment Services)		61,487,000		21,809,000				83,296,000
Adjudication Service		68,021,000		7,343,000				75,364,000

Sub-total, Operations		247,925,000		108,103,000				356,028,000

TOTAL NEW APPROPRIATIONS	₱	328,020,000	₱	247,012,000	₱	96,508,000	₱	671,540,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	248,071

Total Permanent Positions	248,071

Other Compensation Common to All
Personnel Economic Relief Allowance	9,600
Representation Allowance	5,142
Transportation Allowance	5,142
Clothing and Uniform Allowance	2,400
Honoraria	264
Mid-Year Bonus - Civilian	20,672
Year End Bonus	20,672
Cash Gift	2,000
Productivity Enhancement Incentive	2,000
Step Increment	620

Total Other Compensation Common to All	68,512

Other Benefits
PAG-IBIG Contributions	481
PhilHealth Contributions	3,760
Employees Compensation Insurance Premiums	481
Loyalty Award - Civilian	130
Terminal Leave	3,191

Total Other Benefits	8,043

Non-Permanent Positions	3,394

Total Personnel Services	328,020

Maintenance and Other Operating Expenses
Travelling Expenses	9,007

1158	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Training and Scholarship Expenses	8,254
Supplies and Materials Expenses	21,646
Utility Expenses	19,336
Communication Expenses	35,073
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,194
Professional Services	12,077
General Services	69,962
Repairs and Maintenance	5,764
Taxes, Insurance Premiums and Other Fees	3,277
Other Maintenance and Operating Expenses
Advertising Expenses	717
Printing and Publication Expenses	15,150
Representation Expenses	8,641
Rent/Lease Expenses	16,590
Subscription Expenses	20,204
Other Maintenance and Operating Expenses	120

Total Maintenance and Other Operating Expenses	247,012

Total Current Operating Expenditures	575,032

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	96,508

Total Capital Outlays	96,508

TOTAL NEW APPROPRIATIONS	671,540

I. PROFESSIONAL REGULATION COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,822,651,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	209,586,000	₱	203,142,000	₱	114,198,000	₱	526,926,000
Operations		595,154,000		683,171,000		17,400,000		1,295,725,000

PROFESSIONAL LICENSURE PROGRAM		424,466,000		479,297,000				903,763,000
PROFESSIONAL REGULATION PROGRAM		142,471,000		142,127,000				284,598,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM		28,217,000		61,747,000		17,400,000		107,364,000

TOTAL NEW APPROPRIATIONS	₱	804,740,000	₱	886,313,000	₱	131,598,000	₱	1,822,651,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1159
DEPARTMENT OF LABOR AND EMPLOYMENT

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	207,503,000	₱	203,142,000	₱	114,198,000	₱	524,843,000

National Capital Region (NCR)		108,474,000		123,773,000				232,247,000

Central Office		90,075,000		108,249,000				198,324,000
Regional Office - NCR		18,399,000		15,524,000				33,923,000
Region I - Ilocos		7,138,000		4,400,000				11,538,000

Regional Office - I		7,138,000		4,400,000				11,538,000
Cordillera Administrative Region (CAR)		8,886,000		12,690,000				21,576,000

Regional Office - (CAR)		8,886,000		12,690,000				21,576,000
Region II - Cagayan Valley		8,483,000		3,390,000				11,873,000

Regional Office - II		8,483,000		3,390,000				11,873,000
Region III - Central Luzon		6,173,000		2,409,000				8,582,000

Regional Office - III		6,173,000		2,409,000				8,582,000
Region IVA - CALABARZON		5,575,000		2,797,000				8,372,000

Regional Office - IVA		5,575,000		2,797,000				8,372,000
Region IVB - MIMAROPA		2,135,000		2,909,000				5,044,000

Regional Office - IVB		2,135,000		2,909,000				5,044,000
Region V - Bicol		6,932,000		4,046,000				10,978,000

Regional Office - V		6,932,000		4,046,000				10,978,000
Region VI - Western Visayas		7,213,000		3,173,000				10,386,000

Regional Office - VI		7,213,000		3,173,000				10,386,000

1160	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Region VII - Central Visayas	6,482,000	7,327,000	24,000,000	37,809,000

Regional Office - VII	6,482,000	7,327,000	24,000,000	37,809,000
Region VIII - Eastern Visayas	7,234,000	4,398,000		11,632,000

Regional Office - VIII	7,234,000	4,398,000		11,632,000
Region IX - Zamboanga Peninsula	7,340,000	7,491,000		14,831,000

Regional Office - IX	7,340,000	7,491,000		14,831,000
Region X - Northern Mindanao	6,794,000	5,604,000		12,398,000

Regional Office - X	6,794,000	5,604,000		12,398,000
Region XI - Davao	3,953,000	12,958,000	90,000,000	106,911,000

Regional Office - XI	3,953,000	12,958,000	90,000,000	106,911,000
Region XII - SOCCSKSARGEN	8,202,000	2,413,000	198,000	10,813,000

Regional Office - XII	8,202,000	2,413,000	198,000	10,813,000
Region XIII - Caraga	6,489,000	3,364,000		9,853,000

Regional Office - XIII	6,489,000	3,364,000		9,853,000
Administration of Personnel Benefits	2,083,000			2,083,000

National Capital Region	2,083,000			2,083,000

Central Office	2,083,000			2,083,000

Sub-total, General Administration and Support	209,586,000	203,142,000	114,198,000	526,926,000

Operations
Highly ethical, globally competitive, and recognized Filipino professionals ensured	595,154,000	683,171,000	17,400,000	1,295,725,000

PROFESSIONAL LICENSURE PROGRAM	424,466,000	479,297,000		903,763,000

Processing of applications for licensure examinations	56,662,000	124,535,000		181,197,000

National Capital Region (NCR)	10,264,000	31,526,000		41,790,000

Central Office	3,815,000			3,815,000
Regional Office - NCR	6,449,000	31,526,000		37,975,000
Region I - Ilocos	3,560,000	2,564,000		6,124,000

Regional Office - I	3,560,000	2,564,000		6,124,000
Cordillera Administrative Region (CAR)	3,041,000	11,332,000		14,373,000

Regional Office - (CAR)	3,041,000	11,332,000		14,373,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1161
DEPARTMENT OF LABOR AND EMPLOYMENT

Region II - Cagayan Valley	1,882,000	6,370,000	8,252,000

Regional Office - II	1,882,000	6,370,000	8,252,000
Region III - Central Luzon	2,549,000	3,457,000	6,006,000

Regional Office - III	2,549,000	3,457,000	6,006,000
Region IVA - CALABARZON	4,199,000	8,429,000	12,628,000

Regional Office - IVA	4,199,000	8,429,000	12,628,000
Region IVB - MIMAROPA	990,000	3,052,000	4,042,000

Regional Office - IVB	990,000	3,052,000	4,042,000
Region V - Bicol	4,978,000	5,584,000	10,562,000

Regional Office - V	4,978,000	5,584,000	10,562,000
Region VI - Western Visayas	3,794,000	8,240,000	12,034,000

Regional Office - VI	3,794,000	8,240,000	12,034,000
Region VII - Central Visayas	4,978,000	10,490,000	15,468,000

Regional Office - VII	4,978,000	10,490,000	15,468,000
Region VIII - Eastern Visayas	2,782,000	6,560,000	9,342,000

Regional Office - VIII	2,782,000	6,560,000	9,342,000
Region IX - Zamboanga Peninsula	2,034,000	7,279,000	9,313,000

Regional Office - IX	2,034,000	7,279,000	9,313,000
Region X - Northern Mindanao	4,226,000	9,276,000	13,502,000

Regional Office - X	4,226,000	9,276,000	13,502,000
Region XI - Davao	1,155,000	5,577,000	6,732,000

Regional Office - XI	1,155,000	5,577,000	6,732,000
Region XII - SOCCSKSARGEN	2,031,000	2,437,000	4,468,000

Regional Office - XII	2,031,000	2,437,000	4,468,000
Region XIII - Caraga	4,199,000	2,362,000	6,561,000

Regional Office - XIII	4,199,000	2,362,000	6,561,000
Preparation of test questions, conduct and rating of licensure examinations	352,146,000	347,554,000	699,700,000

National Capital Region (NCR)	305,019,000	267,421,000	572,440,000

Central Office	305,019,000	166,457,000	471,476,000
Regional Office - NCR		100,964,000	100,964,000

1162	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region I - Ilocos	2,522,000	1,793,000	4,315,000

Regional Office - I	2,522,000	1,793,000	4,315,000
Cordillera Administrative Region (CAR)	3,429,000	8,504,000	11,933,000

Regional Office - (CAR)	3,429,000	8,504,000	11,933,000
Region II - Cagayan Valley	5,290,000	5,167,000	10,457,000

Regional Office - II	5,290,000	5,167,000	10,457,000
Region III - Central Luzon	3,272,000	3,950,000	7,222,000

Regional Office - III	3,272,000	3,950,000	7,222,000
Region IVA - CALABARZON	3,094,000	4,094,000	7,188,000

Regional Office - IVA	3,094,000	4,094,000	7,188,000
Region IVB - MIMAROPA	2,031,000	722,000	2,753,000

Regional Office - IVB	2,031,000	722,000	2,753,000
Region V - Bicol	2,506,000	6,048,000	8,554,000

Regional Office - V	2,506,000	6,048,000	8,554,000
Region VI - Western Visayas	3,545,000	5,290,000	8,835,000

Regional Office - VI	3,545,000	5,290,000	8,835,000
Region VII - Central Visayas	3,247,000	10,657,000	13,904,000

Regional Office - VII	3,247,000	10,657,000	13,904,000
Region VIII - Eastern Visayas	3,094,000	10,317,000	13,411,000

Regional Office - VIII	3,094,000	10,317,000	13,411,000
Region IX - Zamboanga Peninsula	3,390,000	6,283,000	9,673,000

Regional Office - IX	3,390,000	6,283,000	9,673,000
Region X - Northern Mindanao	3,560,000	5,608,000	9,168,000

Regional Office - X	3,560,000	5,608,000	9,168,000
Region XI - Davao	3,247,000	8,422,000	11,669,000

Regional Office - XI	3,247,000	8,422,000	11,669,000
Region XII - SOCCSKSARGEN	2,118,000	2,163,000	4,281,000

Regional Office - XII	2,118,000	2,163,000	4,281,000
Region XIII - Caraga	2,782,000	1,115,000	3,897,000

Regional Office - XIII	2,782,000	1,115,000	3,897,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1163
DEPARTMENT OF LABOR AND EMPLOYMENT

Tabulation, computation, rating, release of examination results, collation and analysis of data on licensure exam	15,658,000	7,208,000	22,866,000

National Capital Region (NCR)	14,048,000	7,208,000	21,256,000

Central Office	12,678,000	7,208,000	19,886,000
Regional Office - NCR	1,370,000		1,370,000
Cordillera Administrative Region (CAR)	403,000		403,000

Regional Office - CAR	403,000		403,000
Region II - Cagayan Valley	1,207,000		1,207,000

Regional Office - II	1,207,000		1,207,000
PROFESSIONAL REGULATION PROGRAM	142,471,000	142,127,000	284,598,000

Administrative investigations, hearings and decisions on complaints against professionals and illegal practitioners	36,866,000	7,539,000	44,405,000

National Capital Region (NCR)	12,013,000	6,976,000	18,989,000

Central Office	11,714,000	6,415,000	18,129,000
Regional Office - NCR	299,000	561,000	860,000
Region I - Ilocos	1,156,000	10,000	1,166,000

Regional Office - I	1,156,000	10,000	1,166,000
Cordillera Administrative Region (CAR)	3,230,000	60,000	3,290,000

Regional Office - (CAR)	3,230,000	60,000	3,290,000
Region II - Cagayan Valley	2,089,000	25,000	2,114,000

Regional Office - II	2,089,000	25,000	2,114,000
Region III - Central Luzon	299,000	10,000	309,000

Regional Office - III	299,000	10,000	309,000
Region IVA - CALABARZON	298,000	25,000	323,000

Regional Office - IVA	298,000	25,000	323,000
Region IVB - MIMAROPA	298,000	10,000	308,000

Regional Office - IVB	298,000	10,000	308,000
Region V - Bicol	1,458,000	25,000	1,483,000

Regional Office - V	1,458,000	25,000	1,483,000

1164	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Region VI - Western Visayas	2,209,000	153,000	2,362,000

Regional Office - VI	2,209,000	153,000	2,362,000
Region VII - Central Visayas	5,260,000	39,000	5,299,000

Regional Office - VII	5,260,000	39,000	5,299,000
Region VIII - Eastern Visayas	930,000	25,000	955,000

Regional Office - VIII	930,000	25,000	955,000
Region IX - Zamboanga Peninsula		40,000	40,000

Regional Office - IX		40,000	40,000
Region X - Northern Mindanao	3,105,000	25,000	3,130,000

Regional Office - X	3,105,000	25,000	3,130,000
Region XI - Davao	4,223,000	96,000	4,319,000

Regional Office - XI	4,223,000	96,000	4,319,000
Region XII - SOCCSKSARGEN	298,000	10,000	308,000

Regional Office - XII	298,000	10,000	308,000
Region XIII - Caraga		10,000	10,000

Regional Office - XIII		10,000	10,000
Inspection of institutions and industrial establishments, and accreditation of professional organizations, firms and partnerships for the practice of professions, specialty societies and organizations	48,587,000	18,294,000	66,881,000

National Capital Region (NCR)	16,472,000	11,155,000	27,627,000

Central Office	14,377,000	10,060,000	24,437,000
Regional Office - NCR	2,095,000	1,095,000	3,190,000
Region I - Ilocos	3,941,000	199,000	4,140,000

Regional Office - I	3,941,000	199,000	4,140,000
Cordillera Administrative Region (CAR)	3,319,000	802,000	4,121,000

Regional Office - CAR	3,319,000	802,000	4,121,000
Region II - Cagayan Valley	1,417,000	498,000	1,915,000

Regional Office - II	1,417,000	498,000	1,915,000
Region III - Central Luzon	1,458,000	199,000	1,657,000

Regional Office - III	1,458,000	199,000	1,657,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1165
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IVA - CALABARZON	4,983,000	498,000	5,481,000

Regional Office - IVA	4,983,000	498,000	5,481,000
Region IVB - MIMAROPA	1,185,000	199,000	1,384,000

Regional Office - IVB	1,185,000	199,000	1,384,000
Region V - Bicol	1,417,000	498,000	1,915,000

Regional Office - V	1,417,000	498,000	1,915,000
Region VI - Western Visayas	1,417,000	633,000	2,050,000

Regional Office - VI	1,417,000	633,000	2,050,000
Region VII - Central Visayas	1,417,000	797,000	2,214,000

Regional Office - VII	1,417,000	797,000	2,214,000
Region VIII - Eastern Visayas	3,188,000	503,000	3,691,000

Regional Office - VIII	3,188,000	503,000	3,691,000
Region IX - Zamboanga Peninsula	2,522,000	797,000	3,319,000

Regional Office - IX	2,522,000	797,000	3,319,000
Region X - Northern Mindanao		498,000	498,000

Regional Office - X		498,000	498,000
Region XI - Davao		612,000	612,000

Regional Office - XI		612,000	612,000
Region XII - SOCCSKSARGEN	1,910,000	383,000	2,293,000

Regional Office - XII	1,910,000	383,000	2,293,000
Region XIII - Caraga	3,941,000	23,000	3,964,000

Regional Office - XIII	3,941,000	23,000	3,964,000
Issuance to initial registrants of professional identification cards and registration certificates	34,116,000	25,314,000	59,430,000

National Capital Region (NCR)	14,266,000	25,239,000	39,505,000

Central Office	8,670,000	25,234,000	33,904,000
Regional Office - NCR	5,596,000	5,000	5,601,000
Region I - Ilocos	1,790,000	5,000	1,795,000

Regional Office - I	1,790,000	5,000	1,795,000
Cordillera Administrative Region (CAR)	3,416,000	5,000	3,421,000

Regional Office - CAR	3,416,000	5,000	3,421,000

1166	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Region II - Cagayan Valley	2,147,000	5,000	2,152,000

Regional Office - II	2,147,000	5,000	2,152,000
Region III - Central Luzon	1,550,000	5,000	1,555,000

Regional Office - III	1,550,000	5,000	1,555,000
Region IVA - CALABARZON	1,155,000	5,000	1,160,000

Regional Office - IVA	1,155,000	5,000	1,160,000
Region IVB - MIMAROPA	403,000	5,000	408,000

Regional Office - IVB	403,000	5,000	408,000
Region V - Bicol	1,517,000	5,000	1,522,000

Regional Office - V	1,517,000	5,000	1,522,000
Region VI - Western Visayas	467,000	5,000	472,000

Regional Office - VI	467,000	5,000	472,000
Region VII - Central Visayas	1,503,000	5,000	1,508,000

Regional Office - VII	1,503,000	5,000	1,508,000
Region VIII - Eastern Visayas	1,155,000	5,000	1,160,000

Regional Office - VIII	1,155,000	5,000	1,160,000
Region IX - Zamboanga Peninsula	751,000	5,000	756,000

Regional Office - IX	751,000	5,000	756,000
Region X - Northern Mindanao	1,219,000	5,000	1,224,000

Regional Office - X	1,219,000	5,000	1,224,000
Region XI - Davao	1,219,000	5,000	1,224,000

Regional Office - XI	1,219,000	5,000	1,224,000
Region XII - SOCCSKSARGEN	403,000	5,000	408,000

Regional Office - XII	403,000	5,000	408,000
Region XIII - Caraga	1,155,000	5,000	1,160,000

Regional Office - XIII	1,155,000	5,000	1,160,000
Renewal of professional identification cards	22,435,000	27,940,000	50,375,000

National Capital Region (NCR)	243,000	27,865,000	28,108,000

Central Office		27,860,000	27,860,000
Regional Office - NCR	243,000	5,000	248,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1167
DEPARTMENT OF LABOR AND EMPLOYMENT

Region I - Ilocos	990,000	5,000	995,000

Regional Office - I	990,000	5,000	995,000
Cordillera Administrative Region (CAR)	585,000	5,000	590,000

Regional Office - CAR	585,000	5,000	590,000
Region II - Cagayan Valley	1,039,000	5,000	1,044,000

Regional Office - II	1,039,000	5,000	1,044,000
Region III - Central Luzon	2,054,000	5,000	2,059,000

Regional Office - III	2,054,000	5,000	2,059,000
Region IVA - CALABARZON	1,623,000	5,000	1,628,000

Regional Office - IVA	1,623,000	5,000	1,628,000
Region IVB - MIMAROPA	585,000	5,000	590,000

Regional Office - IVB	585,000	5,000	590,000
Region V - Bicol	2,031,000	5,000	2,036,000

Regional Office - V	2,031,000	5,000	2,036,000
Region VI - Western Visayas	990,000	5,000	995,000

Regional Office - VI	990,000	5,000	995,000
Region VII - Central Visayas	2,031,000	5,000	2,036,000

Regional Office - VII	2,031,000	5,000	2,036,000
Region VIII - Eastern Visayas	1,623,000	5,000	1,628,000

Regional Office - VIII	1,623,000	5,000	1,628,000
Region IX - Zamboanga Peninsula	1,922,000	5,000	1,927,000

Regional Office - IX	1,922,000	5,000	1,927,000
Region X - Northern Mindanao	1,442,000	5,000	1,447,000

Regional Office - X	1,442,000	5,000	1,447,000
Region XI - Davao	2,031,000	5,000	2,036,000

Regional Office - XI	2,031,000	5,000	2,036,000
Region XII - SOCCSKSARGEN	1,623,000	5,000	1,628,000

Regional Office - XII	1,623,000	5,000	1,628,000
Region XIII - Caraga	1,623,000	5,000	1,628,000

Regional Office - XIII	1,623,000	5,000	1,628,000

1168	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Negotiation and implementation of the professional regulation aspect of all international trade agreements where the Philippines is a signatory	467,000	63,040,000		63,507,000

National Capital Region (NCR)	467,000	63,040,000		63,507,000

Central Office	467,000	63,040,000		63,507,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM	28,217,000	61,747,000	17,400,000	107,364,000

Computerization of licensure examination processes and regulation services	28,217,000	61,747,000	17,400,000	107,364,000

National Capital Region (NCR)	18,454,000	56,166,000	17,400,000	92,020,000

Central Office	17,690,000	54,973,000	17,400,000	90,063,000
Regional Office - NCR	764,000	1,193,000		1,957,000
Region I - Ilocos	751,000	139,000		890,000

Regional Office - I	751,000	139,000		890,000
Cordillera Administrative Region (CAR)		938,000		938,000

Regional Office - CAR		938,000		938,000
Region II - Cagayan Valley	751,000	362,000		1,113,000

Regional Office - II	751,000	362,000		1,113,000
Region III - Central Luzon	751,000	133,000		884,000

Regional Office - III	751,000	133,000		884,000
Region IVA - CALABARZON	751,000	381,000		1,132,000

Regional Office - IVA	751,000	381,000		1,132,000
Region IVB - MIMAROPA	751,000	131,000		882,000

Regional Office - IVB	751,000	131,000		882,000
Region V - Bicol	751,000	369,000		1,120,000

Regional Office - V	751,000	369,000		1,120,000
Region VI - Western Visayas	751,000	375,000		1,126,000

Regional Office - VI	751,000	375,000		1,126,000
Region VII - Central Visayas	751,000	596,000		1,347,000

Regional Office - VII	751,000	596,000		1,347,000
Region VIII - Eastern Visayas	751,000	427,000		1,178,000

Regional Office - VIII	751,000	427,000		1,178,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1169
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IX - Zamboanga Peninsula		751,000		590,000				1,341,000

Regional Office - IX		751,000		590,000				1,341,000
Region X - Northern Mindanao		751,000		407,000				1,158,000

Regional Office - X		751,000		407,000				1,158,000
Region XI - Davao		751,000		455,000				1,206,000

Regional Office - XI		751,000		455,000				1,206,000
Region XII - SOCCSKSARGEN		751,000		145,000				896,000

Regional Office - XII		751,000		145,000				896,000
Region XIII - Caraga				133,000				133,000

Regional Office - XIII				133,000				133,000

Sub-total, Operations		595,154,000		683,171,000		17,400,000		1,295,725,000

TOTAL NEW APPROPRIATIONS	₱	804,740,000	₱	886,313,000	₱	131,598,000	₱	1,822,651,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	385,806

Total Permanent Positions	385,806

Other Compensation Common to All
Personnel Economic Relief Allowance	19,728
Representation Allowance	3,774
Transportation Allowance	3,774
Clothing and Uniform Allowance	4,932
Honoraria	302,631
Mid-Year Bonus - Civilian	32,152
Year End Bonus	32,152
Cash Gift	4,110
Productivity Enhancement Incentive	4,110
Step Increment	961

Total Other Compensation Common to All	408,324

Other Benefits
PAG-IBIG Contributions	979
PhilHealth Contributions	6,319

1170	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Employees Compensation Insurance Premiums	979
Loyalty Award - Civilian	250
Terminal Leave	2,083

Total Other Benefits	10,610

Total Personnel Services	804,740

Maintenance and Other Operating Expenses
Travelling Expenses	65,255
Training and Scholarship Expenses	10,330
Supplies and Materials Expenses	215,719
Utility Expenses	24,566
Communication Expenses	40,153
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,645
Professional Services	10,475
General Services	284,216
Repairs and Maintenance	12,401
Taxes, Insurance Premiums and Other Fees	5,177
Other Maintenance and Operating Expenses
Advertising Expenses	2,929
Printing and Publication Expenses	445
Representation Expenses	15,707
Transportation and Delivery Expenses	737
Rent/Lease Expenses	176,829
Subscription Expenses	16,282
Other Maintenance and Operating Expenses	1,447

Total Maintenance and Other Operating Expenses	886,313

Total Current Operating Expenditures	1,691,053

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	114,000
Machinery and Equipment Outlay	17,400
Furniture, Fixtures and Books Outlay	198

Total Capital Outlays	131,598

TOTAL NEW APPROPRIATIONS	1,822,651

JANUARY 3, 2022	OFFICIAL GAZETTE	1171
DEPARTMENT OF LABOR AND EMPLOYMENT

GENERAL SUMMARY

DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	2,886,479,000	₱	30,122,861,000	₱	8,000,000	₱	209,707,000	₱	33,227,047,000
B. INSTITUTE FOR LABOR STUDIES		35,786,000		19,390,000				6,990,000		62,166,000
C. NATIONAL CONCILIATION AND MEDIATION BOARD		172,434,000		93,201,000				10,879,000		276,514,000
D. NATIONAL LABOR RELATIONS COMMISSION		1,101,797,000		202,227,000				1,300,000		1,305,324,000
E. NATIONAL MARITIME POLYTECHNIC		55,151,000		67,401,000				12,404,000		134,956,000
F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION		153,274,000		89,986,000				3,350,000		246,610,000
G. OVERSEAS WORKERS WELFARE ADMINISTRATION		761,431,000		12,225,163,000		1,724,000		26,055,000		13,014,373,000
H. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION		328,020,000		247,012,000				96,508,000		671,540,000
I. PROFESSIONAL REGULATION COMMISSION		804,740,000		886,313,000				131,598,000		1,822,651,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF LABOR AND EMPLOYMENT	₱	6,299,112,000	₱	43,953,554,000	₱	9,724,000	₱	498,791,000	₱	50,761,181,000

1172	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XIX. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY - PROPER

For general administration and support, and operations, including locally-funded project, as indicated hereunder	₱	680,922,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	91,049,000	₱	153,305,000	₱	39,022,000	₱	283,376,000
Operations		124,048,000		264,196,000		9,302,000		397,546,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		124,048,000		264,196,000		9,302,000		397,546,000

TOTAL NEW APPROPRIATIONS	₱	215,097,000	₱	417,501,000	₱	48,324,000	₱	680,922,000

Special Provision(s)

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	88,253,000	₱	153,305,000	₱	39,022,000	₱	280,580,000
Administration of Personnel Benefits		2,796,000						2,796,000

Sub-total, General Administration and Support		91,049,000		153,305,000		39,022,000		283,376,000

Operations
Defense and security policy and strategy direction provided		124,048,000		264,196,000		9,302,000		397,546,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		124,048,000		264,196,000		9,302,000		397,546,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1173
DEPARTMENT OF NATIONAL DEFENSE

Development, implementation and monitoring of the Defense System of Management (DSOM)		124,048,000		122,284,000				246,332,000
Development, implementation and monitoring of the International Defense Engagement (IDSE)				32,912,000		9,302,000		42,214,000

Project(s)
Locally-Funded Project(s)				109,000,000				109,000,000

Implementation of the Enhanced Comprehensive Local Integration Program (E-CLIP) and Operational Support to Task Force Balik-Loob Pursuant to Administrative Order No. 10, s. 2018				109,000,000				109,000,000

Sub-total, Operations		124,048,000		264,196,000		9,302,000		397,546,000

TOTAL NEW APPROPRIATIONS	₱	215,097,000	₱	417,501,000	₱	48,324,000	₱	680,922,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	161,864

Total Permanent Positions	161,864

Other Compensation Common to All
Personnel Economic Relief Allowance	6,696
Representation Allowance	3,588
Transportation Allowance	3,588
Clothing and Uniform Allowance	1,674
Mid-Year Bonus - Civilian	13,488
Year End Bonus	13,488
Cash Gift	1,395
Productivity Enhancement Incentive	1,395
Step Increment	404

Total Other Compensation Common to All	45,716

Other Benefits
PAG-IBIG Contributions	335
PhilHealth Contributions	2,301
Employees Compensation Insurance Premiums	335
Loyalty Award - Civilian	90
Terminal Leave	2,796

1174	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Other Benefits	5,857

Non-Permanent Positions	1,660

Total Personnel Services	215,097

Maintenance and Other Operating Expenses
Travelling Expenses	27,603
Training and Scholarship Expenses	112,000
Supplies and Materials Expenses	60,623
Utility Expenses	31,816
Communication Expenses	22,081
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	37,000
Extraordinary and Miscellaneous Expenses	3,798
Intelligence Expenses	10,000
Professional Services	25,222
General Services	14,798
Repairs and Maintenance	29,296
Taxes, Insurance Premiums and Other Fees	2,368
Other Maintenance and Operating Expenses
Advertising Expenses	274
Printing and Publication Expenses	1,275
Representation Expenses	21,000
Rent/Lease Expenses	13,843
Subscription Expenses	4,454
Donations	50

Total Maintenance and Other Operating Expenses	417,501

Total Current Operating Expenditures	632,598

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	48,324

Total Capital Outlay	48,324

TOTAL NEW APPROPRIATIONS	680,922

B. GOVERNMENT ARSENAL

For general administration and support, and operations, as indicated hereunder	₱	1,456,454,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	82,770,000	₱	42,660,000	₱	₱	125,430,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1175
DEPARTMENT OF NATIONAL DEFENSE

Operations		253,366,000		945,532,000		132,126,000		1,331,024,000

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		253,366,000		945,532,000		132,126,000		1,331,024,000

TOTAL NEW APPROPRIATIONS	₱	336,136,000	₱	988,192,000	₱	132,126,000	₱	1,456,454,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Government Arsenal (GA) infirmary shall be deposited in an authorized government depository bank and used to augment the infirmary’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The GA shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Director of GA and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the GA’s website.

2. Authority to Barter and Sell Scrap Items. The Director of GA, upon approval of the Secretary of National Defense, may barter or sell scrap items in accordance with E.O. No. 888, s. 1983, as amended. The barter and sale of scrap items shall be subject to the COA rules on the disposal of government properties and sale through public auction. The items acquired from barter shall be recorded or booked-up as government property while proceeds from the sale shall accrue to the Revised AFP Modernization Act Trust Fund pursuant to Section 6 of R.A. No. 10349.

3. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	67,829,000	₱	42,660,000	₱		₱	110,489,000
Administration of Personnel Benefits		14,941,000						14,941,000

Sub-total, General Administration and Support		82,770,000		42,660,000				125,430,000

Operations
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand		253,366,000		945,532,000		132,126,000		1,331,024,000

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		253,366,000		945,532,000		132,126,000		1,331,024,000

1176	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Planning and development of arms manufacturing processes and procedures		11,300,000		4,739,000				16,039,000
Manufacture, storage and security of small arms ammunition		242,066,000		940,793,000		132,126,000		1,314,985,000

Sub-total, Operations		253,366,000		945,532,000		132,126,000		1,331,024,000

TOTAL NEW APPROPRIATIONS	₱	336,136,000	₱	988,192,000	₱	132,126,000	₱	1,456,454,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	142,292

Total Permanent Positions	142,292

Other Compensation Common to All
Personnel Economic Relief Allowance	13,392
Representation Allowance	402
Transportation Allowance	402
Clothing and Uniform Allowance	3,348
Mid-Year Bonus - Civilian	11,858
Year End Bonus	11,858
Cash Gift	2,790
Productivity Enhancement Incentive	2,790
Step Increment	356

Total Other Compensation Common to All	47,196

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	300
Magna Carta for Science & Technology Personnel	68,793
Quarters Allowance	1,347
Night Shift Differential Pay	5,231
Lump-sum for filling of Positions - Civilian	7,128
Anniversary Bonus-Civilian	1,707

Total Other Compensation for Specific Groups	84,506

Other Benefits
PAG-IBIG Contributions	670
PhilHealth Contributions	2,454
Employees Compensation Insurance Premiums	670
Loyalty Award-Civilian	290
Terminal Leave	7,813

JANUARY 3, 2022	OFFICIAL GAZETTE	1177
DEPARTMENT OF NATIONAL DEFENSE

Total Other Benefits	11,897

Non-Permanent Positions	50,245

Total Personnel Services	336,136

Maintenance and Other Operating Expenses
Travelling Expenses	6,937
Training and Scholarship Expenses	4,976
Supplies and Materials Expenses	860,005
Utility Expenses	38,324
Communication Expenses	1,885
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	125
Professional Services	4,822
General Services	17,799
Repairs and Maintenance	31,581
Taxes, Insurance Premiums and Other Fees	19,458
Other Maintenance and Operating Expenses
Advertising Expenses	336
Printing and Publication Expenses	72
Representation Expenses	681
Transportation and Delivery Expenses	1,012
Subscription Expenses	179

Total Maintenance and Other Operating Expenses	988,192

Total Current Operating Expenditures	1,324,328

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	132,126

Total Capital Outlays	132,126

TOTAL NEW APPROPRIATIONS	1,456,454

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	131,718,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	27,868,000	₱	37,361,000	₱	8,956,000	₱	74,185,000
Operations		25,127,000		32,406,000				57,533,000

1178	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		10,834,000		6,347,000				17,181,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		14,293,000		26,059,000				40,352,000

TOTAL NEW APPROPRIATIONS	₱	52,995,000	₱	69,767,000	₱	8,956,000	₱	131,718,000

Special Provisions

1. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	23,675,000	₱	37,361,000	₱	8,956,000	₱	69,992,000
Administration of Personnel Benefits		4,193,000						4,193,000

Sub-total, General Administration and Support		27,868,000		37,361,000		8,956,000		74,185,000

Operations
Defense and Security Leaders’ Capacity Improved		25,127,000		32,406,000				57,533,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		10,834,000		6,347,000				17,181,000

Conduct of national defense and strategic international studies		10,834,000		6,347,000				17,181,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		14,293,000		26,059,000				40,352,000

Conduct of graduate level and other courses of studies including ₱10,000,000 for the Executive Master in National Security Administration (E-MNSA)		14,293,000		26,059,000				40,352,000

Sub-total, Operations		25,127,000		32,406,000				57,533,000

TOTAL NEW APPROPRIATIONS	₱	52,995,000	₱	69,767,000	₱	8,956,000	₱	131,718,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

JANUARY 3, 2022	OFFICIAL GAZETTE	1179
DEPARTMENT OF NATIONAL DEFENSE

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	28,579

Total Permanent Positions	28,579

Other Compensation Common to All
Personnel Economic Relief Allowance	1,440
Representation Allowance	348
Transportation Allowance	348
Clothing and Uniform Allowance	360
Honoraria	6,743
Mid-Year Bonus - Civilian	2,381
Year End Bonus	2,381
Cash Gift	300
Productivity Enhancement Incentive	300
Step Increment	71

Total Other Compensation Common to All	14,672

Other Compensation for Specific Group
Lump-sum for filling of Positions-Civilian	4,193

Total Other Compensation for Specific Groups	4,193

Other Benefits
PAG-IBIG Contributions	72
PhilHealth Contributions	434
Employees Compensation Insurance Premiums	72

Total Other Benefits	578

Non-Permanent Positions	4,973

Total Personnel Services	52,995

Maintenance and Other Operating Expenses
Travelling Expenses	7,728
Training and Scholarship Expenses	11,812
Supplies and Materials Expenses	13,511
Utility Expenses	233
Communication Expenses	1,720
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	5,858
General Services	7,618
Repairs and Maintenance	5,304
Taxes, Insurance Premiums and Other Fees	3,953
Other Maintenance and Operating Expenses
Printing and Publication Expenses	478
Representation Expenses	2,269

1180	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Rent/Lease Expenses	1,150
Membership Dues and Contributions to Organizations	5
Subscription Expenses	8,020

Total Maintenance and Other Operating Expenses	69,767

Total Current Operating Expenditures	122,762

Capital Outlay
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,956

Total Capital Outlays	8,956

TOTAL NEW APPROPRIATIONS	131,718

D. OFFICE OF CIVIL DEFENSE

For general administration and support, and operations, as indicated hereunder	₱	1,467,410,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	70,427,000	₱	73,605,000	₱	51,114,000	₱	195,146,000
Operations		251,668,000		868,476,000		152,120,000		1,272,264,000

CIVIL PROTECTION PROGRAM		251,668,000		868,476,000		152,120,000		1,272,264,000

TOTAL NEW APPROPRIATIONS	₱	322,095,000	₱	942,081,000	₱	203,234,000	₱	1,467,410,000

Special Provision(s)

1.     Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and relief programs and projects in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible.

In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

2.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

JANUARY 3, 2022	OFFICIAL GAZETTE	1181
DEPARTMENT OF NATIONAL DEFENSE

PROGRAMS
General Administration and Support
General management and supervision	₱	62,865,000	₱	73,605,000	₱	51,114,000	₱	187,584,000
Administration of Personnel Benefits		7,562,000						7,562,000

Sub-total, General Administration and Support		70,427,000		73,605,000		51,114,000		195,146,000

Operations
Resiliency of communities to disasters improved		251,668,000		868,476,000		152,120,000		1,272,264,000

CIVIL PROTECTION PROGRAM		251,668,000		868,476,000		152,120,000		1,272,264,000

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM		121,133,000		35,884,000				157,017,000

Enhancement, Capacity Development and
Mobilization for Civil Defense		121,133,000		35,884,000				157,017,000
DISASTER RISK REDUCTION AND MANAGEMENT
SUB-PROGRAM		130,535,000		445,889,000		38,823,000		615,247,000

Empowering Sectors on DRRM for Resiliency		130,535,000		445,889,000		38,823,000		615,247,000
DISASTER MANAGEMENT OPERATION SUB-PROGRAM				386,703,000		113,297,000		500,000,000

Disaster Response Operation				386,703,000		113,297,000		500,000,000

Sub-total, Operations		251,668,000		868,476,000		152,120,000		1,272,264,000

TOTAL NEW APPROPRIATIONS	₱	322,095,000	₱	942,081,000	₱	203,234,000	₱	1,467,410,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	240,697

Total Permanent Positions	240,697

Other Compensation Common to All
Personnel Economic Relief Allowance	12,264
Representation Allowance	3,702
Transportation Allowance	3,702
Clothing and Uniform Allowance	3,066
Mid-Year Bonus - Civilian	20,058
Year End Bonus	20,058

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Cash Gift	2,555
Productivity Enhancement Incentive	2,555
Step Increment	601

Total Other Compensation Common to All	68,561

Other Benefits
PAG-IBIG Contributions	613
PhilHealth Contributions	3,863
Employees Compensation Insurance Premiums	613
Loyalty Award-Civilian	186
Terminal Leave	7,562

Total Other Benefits	12,837

Total Personnel Services	322,095

Maintenance and Other Operating Expenses
Travelling Expenses	46,614
Training and Scholarship Expenses	188,425
Supplies and Materials Expenses	28,925
Utility Expenses	6,840
Communication Expenses	24,215
Awards/Rewards and Prizes	8,316
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,642
Professional Services	116,260
General Services	22,059
Repairs and Maintenance	10,249
Financial Assistance/Subsidy	386,703
Taxes, Insurance Premiums and Other Fees	3,380
Other Maintenance and Operating Expenses
Advertising Expenses	1,564
Printing and Publication Expenses	2,388
Representation Expenses	19,975
Transportation and Delivery Expenses	1,065
Rent/Lease Expenses	8,972
Subscription Expenses	19,661
Donations	75
Other Maintenance and Operating Expenses	43,753

Total Maintenance and Other Operating Expenses	942,081

Total Current Operating Expenditures	1,264,176

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	200,419
Furnitures, Fixtures, and Books Outlay	215
Intangible Asset Outlay	2,600

Total Capital Outlays	203,234

TOTAL NEW APPROPRIATIONS	1,467,410

JANUARY 3, 2022	OFFICIAL GAZETTE	1183
DEPARTMENT OF NATIONAL DEFENSE

E. PHILIPPINE VETERANS AFFAIRS OFFICE - PROPER

For general administration and support, and operations, as indicated hereunder	₱	623,130,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	49,247,000	₱	59,568,000	₱	23,000	₱	2,900,000	₱	111,738,000
Operations		106,054,000		385,338,000				20,000,000		511,392,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		88,922,000		338,968,000				20,000,000		447,890,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		3,014,000		11,442,000						14,456,000
VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		14,118,000		34,928,000						49,046,000

TOTAL NEW APPROPRIATIONS	₱	155,301,000	₱	444,906,000	₱	23,000	₱	22,900,000	₱	623,130,000

Special Provision(s)

1.    Revolving Fund for Military Shrine Installation and Facilities. The revolving fund constituted from the entrance fees and rentals from military shrine installation and facilities, and board and lodging shall be used to cover the MOOE and Capital Outlay requirements of said facilities. Disbursements shall be made in accordance with guidelines issued by DND and budgeting, accounting and auditing rules and regulations.

Disbursements or expenditures by the Philippine Veterans Affairs Office (PVAO) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	48,804,000	₱	59,568,000	₱	23,000	₱	2,900,000	₱	111,295,000
Administration of Personnel Benefits		443,000								443,000

Sub-total, General Administration and Support		49,247,000		59,568,000		23,000		2,900,000		111,738,000

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GENERAL APPROPRIATIONS ACT, FY 2022

Operations
Filipino Veterans empowered		91,936,000		350,410,000				20,000,000		462,346,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		88,922,000		338,968,000				20,000,000		447,890,000

Processing of veterans’ claims		70,834,000		31,319,000				20,000,000		122,153,000
Payment of veterans’ benefits				286,598,000						286,598,000
Investigation, verification of records, strengthening of internal control system and conduct of management and system audit		18,088,000		21,051,000						39,139,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		3,014,000		11,442,000						14,456,000

Provide assistance in empowering of veterans organizations		3,014,000		11,442,000						14,456,000
Filipinos’ appreciation and gratitude for veterans’ service demonstrated		14,118,000		34,928,000						49,046,000

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		14,118,000		34,928,000						49,046,000

Administration and management of national military shrines		12,499,000		27,703,000						40,202,000
Historical research and preservation		1,619,000		1,356,000						2,975,000
Celebration of veteran-related events				5,869,000						5,869,000

Sub-total, Operations		106,054,000		385,338,000				20,000,000		511,392,000

TOTAL NEW APPROPRIATIONS	₱	155,301,000	₱	444,906,000	₱	23,000	₱	22,900,000	₱	623,130,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	111,578

Total Permanent Positions	111,578

Other Compensation Common to All
Personnel Economic Relief Allowance	7,896
Representation Allowance	828
Transportation Allowance	828
Clothing and Uniform Allowance	1,974
Mid-Year Bonus - Civilian	9,298
Year End Bonus	9,298

JANUARY 3, 2022	OFFICIAL GAZETTE	1185
DEPARTMENT OF NATIONAL DEFENSE

Cash Gift	1,645
Productivity Enhancement Incentive	1,645
Step Increment	279

Total Other Compensation Common to All	33,691

Other Compensation for Specific Groups
Overseas Allowance	5,251
Anniversary Bonus-Civilian	981

Total Other Compensation for Specific Groups	6,232

Other Benefits
PAG-IBIG Contributions	395
PhilHealth Contributions	1,847
Employees Compensation Insurance Premiums	395
Loyalty Award-Civilian	150
Terminal Leave	443

Total Other Benefits	3,230

Non-Permanent Positions	570

Total Personnel Services	155,301

Maintenance and Other Operating Expenses
Travelling Expenses	4,785
Training and Scholarship Expenses	2,771
Supplies and Materials Expenses	25,677
Utility Expenses	14,736
Communication Expenses	15,091
Awards/Rewards/Prizes	900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	380
Professional Services	19,497
General Services	37,127
Repairs and Maintenance	14,211
Taxes, Insurance Premiums and Other Fees	794
Other Maintenance and Operating Expenses
Advertising Expenses	560
Printing and Publication Expenses	4,624
Representation Expenses	9,971
Transportation and Delivery Expenses	72
Rent/Lease Expenses	6,007
Subscription Expenses	1,100
Donations	286,598
Other Maintenance and Operating Expenses	5

Total Maintenance and Other Operating Expenses	444,906

Financial Expenses
Bank Charges	23

Total Financial Expenses	23

Total Current Operating Expenditures	600,230

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GENERAL APPROPRIATIONS ACT, FY 2022

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	2,900

Total Capital Outlays	22,900

TOTAL NEW APPROPRIATIONS	623,130

F. VETERANS MEMORIAL MEDICAL CENTER

For general administration and support, and operations, as indicated hereunder	₱	2,347,127,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	347,496,000	₱	221,866,000	₱		₱	569,362,000
Operations		698,154,000		889,611,000		190,000,000		1,777,765,000

VETERAN HEALTH CARE PROGRAM		698,154,000		889,611,000		190,000,000		1,777,765,000

TOTAL NEW APPROPRIATIONS	₱	1,045,650,000	₱	1,111,477,000	₱	190,000,000	₱	2,347,127,000

Special Provision(s)

1.    Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Veterans Memorial Medical Center (VMMC) shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the VMMC golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the hospital’s MOOE and Capital Outlay requirements.

In no case shall income from hospital and golf course operations be used for the payment of salaries and allowances of the hospital’s permanent and regular employees.

Disbursements or expenditures by the VMMC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The VMMC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Director of VMMC and the hospital’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the VMMC’s website.

2.    Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

JANUARY 3, 2022	OFFICIAL GAZETTE	1187
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision		₱93,388,000	₱	221,866,000	₱			₱315,254,000
Administration of Personnel Benefits		254,108,000						254,108,000

Sub-total, General Administration and Support		347,496,000		221,866,000				569,362,000

Operations
Quality Health Care Services Provided to Veterans and their Dependents		698,154,000		889,611,000		190,000,000		1,777,765,000

VETERAN HEALTH CARE PROGRAM		698,154,000		889,611,000		190,000,000		1,777,765,000

In-Patient care		655,636,000		729,859,000		190,000,000		1,575,495,000
Out-Patient care		42,518,000		159,752,000				202,270,000

Sub-total, Operations		698,154,000		889,611,000		190,000,000		1,777,765,000

TOTAL NEW APPROPRIATIONS	₱	1,045,650,000	₱	1,111,477,000	₱	190,000,000	₱	2,347,127,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	516,720

Total Permanent Positions	516,720

Other Compensation Common to All
Personnel Economic Relief Allowance	28,776
Representation Allowance	372
Transportation Allowance	372
Clothing and Uniform Allowance	7,200
Mid-Year Bonus - Civilian	43,060
Year End Bonus	43,060
Cash Gift	6,000
Productivity Enhancement Incentive	6,000
Step Increment	1,291

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GENERAL APPROPRIATIONS ACT, FY 2022

Total Other Compensation Common to All	136,131

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	120,288
Night Shift Differential Pay	2,532
Lump-sum for filling of Positions-Civilian	243,269

Total Other Compensation for Specific Groups	366,089

Other Benefits
PAG-IBIG Contributions	1,440
PhilHealth Contributions	8,726
Employees Compensation Insurance Premiums	1,440
Loyalty Award-Civilian	1,008
Terminal Leave	10,839

Total Other Benefits	23,453

Non-Permanent Positions	3,257

Total Personnel Services	1,045,650

Maintenance and Other Operating Expenses
Travelling Expenses	165
Training and Scholarship Expenses	2,033
Supplies and Materials Expenses	913,895
Utility Expenses	105,846
Communication Expenses	1,207
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	5,560
General Services	59,856
Repairs and Maintenance	4,138
Taxes, Insurance Premiums and Other Fees	8,619
Other Maintenance and Operating Expenses
Advertising Expenses	123
Representation Expenses	694
Rent/Lease Expenses	7,818
Membership Dues and Contributions to Organizations	30
Subscription Expenses	1,083

Total Maintenance and Other Operating Expenses	1,111,477

Total Current Operating Expenditures	2,157,127

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures Outlay	100,000
Machinery and Equipment Outlay	90,000

Total Capital Outlays	190,000

TOTAL NEW APPROPRIATIONS	2,347,127

JANUARY 3, 2022	OFFICIAL GAZETTE	1189
DEPARTMENT OF NATIONAL DEFENSE

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

For general administration and support, and operations, as indicated hereunder	₱	103,096,390,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	6,523,319,000	₱	1,132,667,000	₱		₱	7,655,986,000
Operations		77,867,754,000		15,485,571,000		2,087,079,000		95,440,404,000

LAND FORCES DEFENSE PROGRAM		77,867,754,000		15,485,571,000		2,087,079,000		95,440,404,000

TOTAL NEW APPROPRIATIONS	₱	84,391,073,000	₱	16,618,238,000	₱	2,087,079,000	₱	103,096,390,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Fort Bonifacio General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Army Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of PA Hospital and other PA treatment facilities subject to the guidelines to be issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Army shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Army and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Army’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Army shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as Trust Receipts in accordance with E.O. No. 338, s. 1996.

3. Compensation and Separation Benefits of the Citizen Armed Forces Geographical Units. The amount of Three Billion Eight Hundred Twenty Nine Million One Hundred Six Thousand Pesos (P3,829,106,000) shall be used for the payment of compensation of Citizen Armed Forces Geographical Unit (CAFGU) members and separation benefits, not exceeding one (1) year subsistence allowance in accordance with the IRR of E.O. No. 264, s. 1987 and DND Circular No. 4 dated October 27, 2005.

4. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (P200,000) per quarter for each company of the Philippine Army may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

5. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Army.

6. Rice Subsidy. The amount of Eight Hundred Twenty Three Million One Hundred Eighty One Thousand Pesos (P823,181,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month in the form of financial assistance to the military personnel of the Philippine Army.

1190	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

7. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Army shall be used exclusively for said purposes.

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Army in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Army upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

9. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	4,478,653,000	₱	1,132,667,000	₱		₱	5,611,320,000
Administration of Personnel Benefits		2,044,666,000						2,044,666,000

Sub-total, General Administration and Support		6,523,319,000		1,132,667,000				7,655,986,000

Operations
Level of mission capability of army units in ground operations attained		77,867,754,000		15,485,571,000		2,087,079,000		95,440,404,000

LAND FORCES DEFENSE PROGRAM		77,867,754,000		15,485,571,000		2,087,079,000		95,440,404,000

Force-Level Support Services		5,402,290,000		647,360,000		40,808,000		6,090,458,000
Force Development				1,168,246,000				1,168,246,000
Force Sustainment		72,465,464,000		13,669,965,000		2,046,271,000		88,181,700,000

Sub-total, Operations		77,867,754,000		15,485,571,000		2,087,079,000		95,440,404,000

TOTAL NEW APPROPRIATIONS	₱	84,391,073,000	₱	16,618,238,000	₱	2,087,079,000	₱	103,096,390,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	389,760

JANUARY 3, 2022	OFFICIAL GAZETTE	1191
DEPARTMENT OF NATIONAL DEFENSE

Total Permanent Positions	389,760

Other Compensation Common to All
Personnel Economic Relief Allowance	32,520
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	8,130
Honoraria	106
Mid-Year Bonus - Civilian	32,480
Year End Bonus	32,480
Cash Gift	6,775
Productivity Enhancement Incentive	6,775
Step Increment	974

Total Other Compensation Common to All	120,840

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	34,767
Longevity Pay	4,896
Lump-sum for filling of Positions-Civilian	25,260
Anniversary Bonus - Civilian	3,984

Total Other Compensation for Specific Groups	68,907

Other Benefits
PAG-IBIG Contributions	1,626
PhilHealth Contributions	6,792
Employees Compensation Insurance Premiums	1,626
Terminal Leave	7,843

Total Other Benefits	17,887

Military/Uniformed Personnel
Basic Pay
Base Pay	42,258,488

Total Basic Pay	42,258,488

Other Compensation Common to All
Personnel Economic Relief Allowance	2,518,920
Clothing/ Uniform Allowance	1,132,132
Subsistence Allowance	9,575,393
Laundry Allowance	41,982
Quarters Allowance	548,540
Longevity Pay	9,871,172
Mid-Year Bonus - Military/Uniformed Personnel	3,521,541
Year-end Bonus	3,521,541
Cash Gift	524,775
Productivity Enhancement Incentive	524,775

Total Other Compensation Common to All	31,780,771

1192	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Other Compensation for Specific Groups
Hazardous Duty Pay	1,640,685
Flying Pay	30,038
Hazard Duty Pay	680,108
Combat Duty Pay	3,043,008
Instructor’s Duty Pay	323,933
Reservist’s Pay	382,241
Medal of Valor Award	20,700
Parachutist Pay	310,901
Anniversary Bonus-Military/
Uniformed Personnel	314,865

Total Other Compensation for Specific Groups	6,746,479

Other Benefits
Special Group Term Insurance	7,557
PAG-IBIG Contributions	125,946
PhilHealth Contributions	736,929
Employees Compensation Insurance Premiums	125,946
Terminal Leave	2,011,563

Total Other Benefits	3,007,941

Total Personnel Services	84,391,073

Maintenance and Other Operating Expenses
Travelling Expenses	342,223
Training and Scholarship Expenses	387,842
Supplies and Materials Expenses	8,713,123
Utility Expenses	594,660
Communication Expenses	134,025
Awards/Rewards and Prizes	1,277
Survey, Research, Exploration and Development Expenses	5,233
Demolition/Relocation and Desilting/Dredging Expenses	1,053
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	444,000
Professional Services	91,103
General Services	7,726
Repairs and Maintenance	2,638,204
Financial Assistance/Subsidy	2,501,693
Taxes, Insurance Premiums and Other Fees	60,386
Labor and Wages	63,271
Other Maintenance and Operating Expenses
Advertising Expenses	1,643
Printing and Publication Expenses	17,942
Representation Expenses	464,437
Transportation and Delivery Expenses	78,797
Rent/Lease Expenses	22,959
Membership Dues and Contributions to Organizations	225
Subscription Expenses	17,572
Other Maintenance and Operating Expenses	28,844

Total Maintenance and Other Operating Expenses	16,618,238

Total Current Operating Expenditures	101,009,311

JANUARY 3, 2022	OFFICIAL GAZETTE	1193
DEPARTMENT OF NATIONAL DEFENSE

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	51,280
Buildings and Other Structures	782,053
Machinery and Equipment Outlay	844,246
Transportation Equipment Outlay	409,500

Total Capital Outlays	2,087,079

TOTAL NEW APPROPRIATIONS	103,096,390

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

For general administration and support, and operations, as indicated hereunder	₱	35,838,789,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	997,808,000	₱	550,751,000	₱		₱	1,548,559,000
Operations		14,542,854,000		16,046,402,000		3,700,974,000		34,290,230,000

AIR FORCES DEFENSE PROGRAM		14,542,854,000		16,046,402,000		3,700,974,000		34,290,230,000

TOTAL NEW APPROPRIATIONS	₱	15,540,662,000	₱	16,597,153,000	₱	3,700,974,000	₱	35,838,789,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Air Force General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Air Force Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of PAF hospital and other PAF treatment facilities, subject to the guidelines to be issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

The Philippine Air Force shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Air Force and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Air Force’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Air Force shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

1194	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (P200,000) per quarter for each Philippine Air Force squadron may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Air Force.

5. Rice Subsidy. The amount of One Hundred Forty Eight Million Seven Hundred Fifty Four Thousand Pesos (P148,754,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Air Force.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Air Force shall be used exclusively for said purposes.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Air Force in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Air Force upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

8. Payment Schedule of the Medium Lift Aircraft. The medium lift aircraft payment schedules shall be subject to the provision on Multi-Year Contract under the General Provisions of this Act.

9. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	699,148,000	₱	550,751,000	₱		₱	1,249,899,000
Administration of Personnel Benefits		298,660,000						298,660,000

Sub-total, General Administration and Support		997,808,000		550,751,000				1,548,559,000

Operations
Level of mission capability of Air Force Units in air operations attained		14,542,854,000		16,046,402,000		3,700,974,000		34,290,230,000

AIR FORCES DEFENSE PROGRAM		14,542,854,000		16,046,402,000		3,700,974,000		34,290,230,000

Force-Level Support Services		2,838,581,000		289,350,000				3,127,931,000
Force Development		6,720,060,000		10,218,827,000		3,546,225,000		20,485,112,000
Force Sustainment		4,984,213,000		5,538,225,000		154,749,000		10,677,187,000

Sub-total, Operations		14,542,854,000		16,046,402,000		3,700,974,000		34,290,230,000

TOTAL NEW APPROPRIATIONS	₱	15,540,662,000		₱16,597,153,000	₱	3,700,974,000		₱35,838,789,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1195
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	348,277

Total Permanent Positions	348,277

Other Compensation Common to All
Personnel Economic Relief Allowance	29,568
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	7,392
Mid-Year Bonus - Civilian	29,022
Year End Bonus	29,022
Cash Gift	6,160
Productivity Enhancement Incentive	6,160
Step Increment	870

Total Other Compensation Common to All	108,554

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	35,832
Longevity Pay	3,908
Lump-sum for filling of Positions-Civilian	30,208
Anniversary Bonus-Civilian	3,696

Total Other Compensation for Specific Groups	73,644

Other Benefits
PAG-IBIG Contributions	1,479
PhilHealth Contributions	6,063
Employees Compensation Insurance Premiums	1,479
Loyalty Award-Civilian	1,065
Terminal Leave	7,588

Total Other Benefits	17,674

Military/Uniformed Personnel
Basic Pay
Base Pay	7,929,907

Total Basic Pay	7,929,907

Other Compensation Common to All
Personnel Economic Relief Allowance	456,360
Clothing/ Uniform Allowance	250,936

1196	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Subsistence Allowance	1,041,072
Laundry Allowance	7,805
Quarters Allowance	105,600
Longevity Pay	1,588,173
Mid-Year Bonus - Military/Uniformed Personnel	660,826
Year-end Bonus	660,826
Cash Gift	95,075
Productivity Enhancement Incentive	95,075

Total Other Compensation Common to All	4,961,748

Other Compensation for Specific Groups
Hazardous Duty Pay	260,976
Flying Pay	724,738
Hazard Duty Pay	123,217
Hardship Allowance	23,113
Combat Duty Pay	311,364
Instructor’s Duty Pay	69,854
Reservist’s Pay	60,163
Medal of Valor Award	1,800
Specialist’s Pay	2,603
Parachutist Pay	19,952
Anniversary Bonus-Military/Uniformed Personnel	57,045

Total Other Compensation for Specific Groups	1,654,825

Other Benefits
Special Group Term Insurance	1,369
PAG-IBIG Contributions	22,817
PhilHealth Contributions	138,166
Employees Compensation Insurance Premiums	22,817
Terminal Leave	260,864

Total Other Benefits	446,033

Total Personnel Services	15,540,662

Maintenance and Other Operating Expenses
Travelling Expenses	292,275
Training and Scholarship Expenses	193,080
Supplies and Materials Expenses	3,828,032
Utility Expenses	414,782
Communication Expenses	55,098
Awards/Rewards and Prizes	1,550
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	17,000
Professional Services	11,145
General Services	4,785
Repairs and Maintenance	11,180,586
Financial Assistance/Subsidy	148,754
Taxes, Insurance Premiums and Other Fees	22,363
Other Maintenance and Operating Expenses
Advertising Expenses	2,270
Printing and Publication Expenses	2,994
Representation Expenses	305,405
Transportation and Delivery Expenses	9,783
Rent/Lease Expenses	4,231

JANUARY 3, 2022	OFFICIAL GAZETTE	1197
DEPARTMENT OF NATIONAL DEFENSE

Membership Dues and Contributions to Organizations	87
Subscription Expenses	101,333
Donations	1,600

Total Maintenance and Other Operating Expenses	16,597,153

Total Current Operating Expenditures	32,137,815

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	7,693
Buildings and Other Structures Outlay	5,000
Machinery and Equipment Outlay	46,225
Transportation Equipment Outlay	3,642,056

Total Capital Outlays	3,700,974

TOTAL NEW APPROPRIATIONS	35,838,789

G.3. PHILIPPINE NAVY (NAVAL FORCES)

For general administration and support, and operations, as indicated hereunder	₱	32,977,396,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	2,441,358,000	₱	800,356,000	₱		₱	3,241,714,000
Operations		17,696,451,000		9,953,974,000		2,085,257,000		29,735,682,000

NAVAL FORCES DEFENSE PROGRAM		17,696,451,000		9,953,974,000		2,085,257,000		29,735,682,000

TOTAL NEW APPROPRIATIONS	₱	20,137,809,000	₱	10,754,330,000	₱	2,085,257,000	₱	32,977,396,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Navy General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the PN Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of PN hospital and other PN treatment facilities, subject to the guidelines to be issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

1198	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

The Philippine Navy shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Flag-Officer-In-Command of the Philippine Navy and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Navy’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Navy shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (P200,000) per quarter for each company or its equivalent in the Philippine Navy may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Navy.

5. Rice Subsidy. The amount of One Hundred Eighty Five Million Four Hundred Fourteen Thousand Pesos (P185,414,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Navy.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Navy shall be used exclusively for said purposes.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Navy in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Navy upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

8. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,436,136,000	₱	800,356,000	₱		₱	2,236,492,000
National Capital Region (NCR)		1,436,136,000		800,356,000				2,236,492,000

Philippine Navy		1,436,136,000		800,356,000				2,236,492,000
Administration of Personnel Benefits		1,005,222,000						1,005,222,000

National Capital Region (NCR)		1,005,222,000						1,005,222,000

Philippine Marine Corps		100,311,000						100,311,000
Philippine Navy		904,911,000						904,911,000

Sub-total, General Administration and Support		2,441,358,000		800,356,000				3,241,714,000

Operations
Level of mission capability of navy units in naval operations attained		17,696,451,000		9,953,974,000		2,085,257,000		29,735,682,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1199
DEPARTMENT OF NATIONAL DEFENSE

NAVAL FORCES DEFENSE PROGRAM		17,696,451,000		9,953,974,000		2,085,257,000		29,735,682,000

Force-level Support Services		5,906,259,000		3,189,223,000		534,146,000		9,629,628,000

National Capital Region (NCR)		5,906,259,000		3,189,223,000		534,146,000		9,629,628,000

Philippine Navy		5,906,259,000		3,189,223,000		534,146,000		9,629,628,000
Force Development		11,212,921,000		6,078,193,000		1,484,423,000		18,775,537,000

National Capital Region (NCR)		11,212,921,000		6,078,193,000		1,484,423,000		18,775,537,000

Philippine Marine Corps		7,220,212,000		1,301,591,000		322,395,000		8,844,198,000
Philippine Navy		3,992,709,000		4,776,602,000		1,162,028,000		9,931,339,000
Force Sustainment		577,271,000		686,558,000		66,688,000		1,330,517,000

National Capital Region (NCR)		577,271,000		686,558,000		66,688,000		1,330,517,000

Philippine Navy		577,271,000		686,558,000		66,688,000		1,330,517,000

Sub-total, Operations		17,696,451,000		9,953,974,000		2,085,257,000		29,735,682,000

TOTAL NEW APPROPRIATIONS	₱	20,137,809,000	₱	10,754,330,000	₱	2,085,257,000	₱	32,977,396,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	317,340

Total Permanent Positions	317,340

Other Compensation Common to All
Personnel Economic Relief Allowance	27,000
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	6,750
Mid-Year Bonus - Civilian	26,445
Year End Bonus	26,445
Cash Gift	5,625
Productivity Enhancement Incentive	5,625
Step Increment	794

Total Other Compensation Common to All	99,044

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	18,263
Longevity Pay	4,229

1200	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Lump-sum for filling of Positions-Civilian	13,719

Total Other Compensation for Specific Groups	36,211

Other Benefits
PAG-IBIG Contributions	1,350
PhilHealth Contributions	5,528
Employees Compensation Insurance Premiums	1,350
Loyalty Award-Civilian	255
Terminal Leave	6,271

Total Other Benefits	14,754

Military/Uniformed Personnel
Basic Pay
Base Pay	9,846,943

Total Basic Pay	9,846,943

Other Compensation Common to All
Personnel Economic Relief Allowance	570,504
Clothing/ Uniform Allowance	200,700
Subsistence Allowance	1,301,462
Laundry Allowance	9,737
Quarters Allowance	131,458
Longevity Pay	2,287,257
Mid-Year Bonus - Military/Uniformed Personnel	820,579
Year-end Bonus	820,579
Cash Gift	118,855
Productivity Enhancement Incentive	118,855

Total Other Compensation Common to All	6,379,986

Other Compensation for Specific Groups
Hazardous Duty Pay	546,005
Flying Pay	147,144
Overseas Allowance	15,964
Sea Duty Pay	537,793
Hazard Duty Pay	154,036
Hardship Allowance	294,101
Combat Duty Pay	346,680
Instructor’s Duty Pay	101,511
Reservist’s Pay	39,677
Medal of Valor Award	6,300
Specialist’s Pay	305
Parachutist Pay	36,391
Lump-sum for filling of Positions- Military/Uniformed Personnel (MUP)	670,968

Total Other Compensation for Specific Groups	2,896,875

Other Benefits
Special Group Term Insurance	1,712
PAG-IBIG Contributions	28,525

JANUARY 3, 2022	OFFICIAL GAZETTE	1201
DEPARTMENT OF NATIONAL DEFENSE

PhilHealth Contributions	173,630
Employees Compensation Insurance Premiums	28,525
Terminal Leave	314,264

Total Other Benefits	546,656

Total Personnel Services	20,137,809

Maintenance and Other Operating Expenses
Travelling Expenses	192,125
Training and Scholarship Expenses	229,234
Supplies and Materials Expenses	4,512,017
Utility Expenses	458,687
Communication Expenses	181,514
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	39,749
Professional Services	33,007
General Services	19,763
Repairs and Maintenance	3,006,268
Financial Assistance/Subsidy	185,414
Taxes, Insurance Premiums and Other Fees	61,018
Other Maintenance and Operating Expenses
Printing and Publication Expenses	14,639
Representation Expenses	294,990
Transportation and Delivery Expenses	2,355
Rent/Lease Expenses	1,388,050
Subscription Expenses	12,908
Other Maintenance and Operating Expenses	122,592

Total Maintenance and Other Operating Expenses	10,754,330

Total Current Operating Expenditures	30,892,139

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	27,078
Buildings and Other Structures	383,414
Machinery and Equipment Outlay	716,153
Transportation Equipment Outlay	936,678
Furnitures, Fixtures and Books Outlay	16,126
Other Property Plant and Equipment Outlay	5,808

Total Capital Outlays	2,085,257

TOTAL NEW APPROPRIATIONS	32,977,396

G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUs)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	41,868,402,000

1202	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	3,803,654,000	₱	415,329,000	₱		₱		₱	4,218,983,000
Operations		2,732,925,000		5,799,778,000		19,000		29,116,697,000		37,649,419,000

JOINT FORCE PLANNING PROGRAM		390,250,000		492,446,000		19,000				882,715,000
JOINT FORCE OPERATIONS PROGRAM		713,905,000		3,593,601,000				25,148,000		4,332,654,000
JOINT FORCE CAPABILITY PROGRAM		1,628,770,000		1,713,731,000				29,091,549,000		32,434,050,000

TOTAL NEW APPROPRIATIONS	₱	6,536,579,000	₱	6,215,107,000	₱	19,000	₱	29,116,697,000	₱	41,868,402,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the AFP Medical Center shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Camp Aguinaldo Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of the AFP Medical Center and other GHQ treatment facilities, subject to the guidelines to be issued by the DBM and the DND.

In no case shall said income be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The General Headquarters of the AFP shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The AFP Chief of Staff and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the AFP’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the AFP shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Trust Receipts from Firearms License Fees. Thirty percent (30%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated military personnel in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

4. Trust Receipts for the United Nations Peacekeeping Operations. The funds provided by the United Nations for the peacekeeping operations shall be used to cover the allowance, uniform, gear and equipment, weaponry and training ammunition, pre-deployment expenses, and maintenance of the Peacekeeping Training Center subject to the condition that said funds shall first be used to reimburse any advances made by the National Government to fund the foregoing requirements. Said funds shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

5. Revised Armed Forces of the Philippines Modernization Program. The amount of Twenty Nine Billion Fifty Million Pesos (P29,050,000,000) appropriated herein for the Revised AFP Modernization Program shall be used exclusively to support the funding requirements for the modernization projects in accordance with R.A. No. 10349.

The allotment for the purpose shall be issued only upon submission by the DND of the recommendation by the appropriate bids and awards committee for the award of contracts for the modernization projects.

6. Intelligence and Confidential Funds. No appropriations authorized under the AFP as intelligence fund shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines.

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

Confidential funds authorized under the AFP shall be released or disbursed only upon approval of the Secretary of National Defense.

Implementation of this provision shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued by agencies concerned.

JANUARY 3, 2022	OFFICIAL GAZETTE	1203
DEPARTMENT OF NATIONAL DEFENSE

7. Bilateral Engagements. The amounts appropriated for bilateral engagements shall be administered by the General Headquarters of the AFP. Any materiel, supplies, equipment, facilities and other property received by the General Headquarters in connection with the activities undertaken pursuant to said bilateral engagements shall be booked-up as government property.

8. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (P200,000) per quarter for each company or its equivalent in the General Headquarters of the AFP may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

9. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the General Headquarters of the AFP shall be used exclusively for said purposes.

10. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the General Headquarters of the AFP.

11. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the General Headquarters of the AFP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the AFP upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

12. Rice Subsidy. The amount of Thirteen Million Seven Hundred Fifty Five Thousand Pesos (P13,755,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the General Headquarters of the AFP.

13. Reporting and Posting Requirements. The submission of the quarterly reports on its financial and physical accomplishments shall be in accordance with Section 99 of the General Provisions of this Act.

14. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,612,923,000	₱	415,329,000	₱	₱	₱	2,028,252,000

National Capital Region (NCR)		1,612,923,000		415,329,000				2,028,252,000

General Headquarters - Proper		1,612,923,000		415,329,000				2,028,252,000

Administration of Personnel Benefits		2,190,731,000						2,190,731,000

National Capital Region (NCR)		2,010,347,000						2,010,347,000

Armed Forces of the Philippines Medical Center		128,032,000						128,032,000
General Headquarters - Proper		1,871,464,000						1,871,464,000
Presidential Security Group		10,851,000						10,851,000
Cordillerra Administrative Region (CAR)		180,384,000						180,384,000

Philippine Military Academy		180,384,000						180,384,000

Sub-total, General Administration and Support		3,803,654,000		415,329,000				4,218,983,000

1204	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Operations
Sovereignty of the State and the Filipino people protected	2,732,925,000	5,799,778,000	19,000	29,116,697,000	37,649,419,000

JOINT FORCE PLANNING PROGRAM	390,250,000	492,446,000	19,000		882,715,000

Military policy and strategic formulation	390,250,000	492,446,000	19,000		882,715,000

National Capital Region (NCR)	390,250,000	492,446,000	19,000		882,715,000

General Headquarters - Proper	390,250,000	492,446,000	19,000		882,715,000
JOINT FORCE OPERATIONS PROGRAM	713,905,000	3,593,601,000		25,148,000	4,332,654,000

JOINT FORCE OPERATIONS SUB-PROGRAM		672,549,000			672,549,000

Joint force combatant command		471,093,000			471,093,000

National Capital Region (NCR)		471,093,000			471,093,000

General Headquarters - Proper		471,093,000			471,093,000
Multinational/Foreign Engagements and Peace Support Operations		201,456,000			201,456,000

National Capital Region (NCR)		201,456,000			201,456,000

General Headquarters - Proper		201,456,000			201,456,000
JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM	713,905,000	2,921,052,000		25,148,000	3,660,105,000

Presidential Security and Protection (Presidential Security Group)	174,159,000	337,686,000		5,250,000	517,095,000

National Capital Region (NCR)	174,159,000	337,686,000		5,250,000	517,095,000

Presidential Security Group	174,159,000	337,686,000		5,250,000	517,095,000
Joint force support command	539,746,000	2,583,366,000		19,898,000	3,143,010,000

National Capital Region (NCR)	539,746,000	2,583,366,000		19,898,000	3,143,010,000

General Headquarters - Proper	539,746,000	2,583,366,000		19,898,000	3,143,010,000
JOINT FORCE CAPABILITY PROGRAM	1,628,770,000	1,713,731,000		29,091,549,000	32,434,050,000

JOINT FORCE SERVICE SUPPORT OPERATIONS SUB-PROGRAM	38,980,000	226,941,000			265,921,000

Joint Force Support Units	36,673,000	92,903,000			129,576,000

National Capital Region (NCR)	36,673,000	92,903,000			129,576,000

General Headquarters - Proper	36,673,000	92,903,000			129,576,000

JANUARY 3, 2022	OFFICIAL GAZETTE	1205
DEPARTMENT OF NATIONAL DEFENSE

Reserve Force Development		2,307,000		11,147,000						13,454,000

National Capital Region (NCR)		2,307,000		11,147,000						13,454,000

General Headquarters - Proper		2,307,000		11,147,000						13,454,000
Ordnance Build-up/Strategic lift and mobility				122,891,000						122,891,000

National Capital Region (NCR)				122,891,000						122,891,000

General Headquarters - Proper				122,891,000						122,891,000
MILITARY MEDICAL AND TRAINING SUPPORT SUB-PROGRAM		1,589,790,000		1,486,790,000				41,549,000		3,118,129,000

Tertiary Health Care (AFP Medical Center)		653,707,000		1,248,945,000						1,902,652,000

National Capital Region (NCR)		653,707,000		1,248,945,000						1,902,652,000

Armed Forces of the Philippines Medical Center		653,707,000		1,248,945,000						1,902,652,000
Post-Commission training program		4,471,000		31,259,000						35,730,000

National Capital Region (NCR)		4,471,000		31,259,000						35,730,000

General Headquarters - Proper		4,471,000		31,259,000						35,730,000
Pre-Commission Officer Training (Philippine Military Academy)		931,612,000		206,586,000				41,549,000		1,179,747,000

Cordillera Administrative Region (CAR)		931,612,000		206,586,000				41,549,000		1,179,747,000

Philippine Military Academy		931,612,000		206,586,000				41,549,000		1,179,747,000
AFP MODERNIZATION SUB-PROGRAM								29,050,000,000		29,050,000,000

Projects
Locally-Funded Project(s)								29,050,000,000		29,050,000,000

Revised AFP Modernization Program								29,050,000,000		29,050,000,000

National Capital Region (NCR)								29,050,000,000		29,050,000,000

General Headquarters - Proper								29,050,000,000		29,050,000,000

Sub-total, Operations		2,732,925,000		5,799,778,000		19,000		29,116,697,000		37,649,419,000

TOTAL NEW APPROPRIATIONS	₱	6,536,579,000	₱	6,215,107,000	₱	19,000	₱	29,116,697,000	₱	41,868,402,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

1206	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	858,822

Total Permanent Positions	858,822

Other Compensation Common to All
Personnel Economic Relief Allowance	68,088
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	17,022
Mid-Year Bonus - Civilian	71,569
Year End Bonus	71,569
Cash Gift	14,185
Productivity Enhancement Incentive	14,185
Step Increment	2,147

Total Other Compensation Common to All	259,485

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	92,017
Longevity Pay	9,404
Lump-sum for filling of Positions-Civilian	136,542
Other Personnel Benefits	75

Total Other Compensation for Specific Groups	238,038

Other Benefits
PAG-IBIG Contributions	3,404
PhilHealth Contributions	14,920
Employees Compensation Insurance Premiums	3,404
Loyalty Award-Civilian	1,065
Terminal Leave	26,136

Total Other Benefits	48,929

Non-Permanent Position	11,351

Military/Uniformed Personnel
Basic Pay
Base Pay	1,583,302

Total Basic Pay	1,583,302

Other Compensation Common to All
Personnel Economic Relief Allowance	65,616
Clothing/ Uniform Allowance	68,137
Subsistence Allowance	202,252
Laundry Allowance	1,969
Quarters Allowance	12,621

JANUARY 3, 2022	OFFICIAL GAZETTE	1207
DEPARTMENT OF NATIONAL DEFENSE

Longevity Pay	334,989
Mid-Year Bonus - Military/Uniformed Personnel	137,045
Year-end Bonus	137,045
Cash Gift	13,670
Productivity Enhancement Incentive	13,670

Total Other Compensation Common to All	987,014

Other Compensation for Specific Groups
Hazardous Duty Pay	27,518
Special Duty Allowance	78,612
Overseas Allowance	252,052
Combat Incentive Pay	10,000
Hazard Duty Pay	17,717
Combat Duty Pay	3,420
Incentive Pay	57,593
Instructor’s Duty Pay	39,437
Lump-sum for filling of Positions-Military/Uniformed Personnel (MUP)	335,035

Total Other Compensation for Specific Groups	821,384

Other Benefits
Special Group Term Insurance	200
PAG-IBIG Contributions	3,281
PhilHealth Contributions	28,474
Employees Compensation Insurance Premiums	3,281
Retirement Gratuity	1,590,905
Terminal Leave	102,113

Total Other Benefits	1,728,254

Total Personnel Services	6,536,579

Maintenance and Other Operating Expenses
Travelling Expenses	297,413
Training and Scholarship Expenses	160,555
Supplies and Materials Expenses	2,441,424
Utility Expenses	653,128
Communication Expenses	126,425
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	1,240,399
Professional Services	80,332
General Services	69,889
Repairs and Maintenance	434,576
Financial Assistance/Subsidy	13,755
Taxes, Insurance Premiums and Other Fees	29,572
Labor and Wages	19,539
Other Maintenance and Operating Expenses
Advertising Expenses	2,217
Printing and Publication Expenses	14,281
Representation Expenses	472,528
Transportation and Delivery Expenses	9,666
Rent/Lease Expenses	57,885
Membership Dues and Contributions to Organizations	955

1208	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Subscription Expenses	31,943
Other Maintenance and Operating Expenses	58,625

Total Maintenance and Other Operating Expenses	6,215,107

Financial Expenses
Bank Charges	19

Total Financial Expenses	19

Total Current Operating Expenditures	12,751,705

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	12,000
Machinery and Equipment Outlay	29,086,087
Transportation Equipment Outlay	13,360
Other Property, Plant and Equipment Outlay	5,250

Total Capital Outlays	29,116,697

TOTAL NEW APPROPRIATIONS	41,868,402

JANUARY 3, 2022	OFFICIAL GAZETTE	1209
DEPARTMENT OF NATIONAL DEFENSE

GENERAL SUMMARY

DEPARTMENT OF NATIONAL DEFENSE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY - PROPER	₱	215,097,000	₱	417,501,000	₱		₱	48,324,000	₱	680,922,000
B. GOVERNMENT ARSENAL		336,136,000		988,192,000				132,126,000		1,456,454,000
C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES		52,995,000		69,767,000				8,956,000		131,718,000
D. OFFICE OF CIVIL DEFENSE		322,095,000		942,081,000				203,234,000		1,467,410,000
E. PHILIPPINE VETERANS AFFAIRS OFFICE-PROPER		155,301,000		444,906,000		23,000		22,900,000		623,130,000
F. VETERANS MEMORIAL MEDICAL CENTER		1,045,650,000		1,111,477,000				190,000,000		2,347,127,000
G. ARMED FORCES OF THE PHILIPPINES		126,606,123,000		50,184,828,000		19,000		36,990,007,000		213,780,977,000

G.1. PHILIPPINE ARMY (LAND FORCES)		84,391,073,000		16,618,238,000				2,087,079,000		103,096,390,000
G.2. PHILIPPINE AIR FORCE (AIR FORCES)		15,540,662,000		16,597,153,000				3,700,974,000		35,838,789,000
G.3. PHILIPPINE NAVY (NAVAL FORCES)		20,137,809,000		10,754,330,000				2,085,257,000		32,977,396,000
G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)		6,536,579,000		6,215,107,000		19,000		29,116,697,000		41,868,402,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF NATIONAL DEFENSE	₱	128,733,397,000	₱	54,158,752,000	₱	42,000	₱	37,595,547,000	₱	220,487,738,000